UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04236

JPMorgan Trust II

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: Last day of February

Date of reporting period: March 1, 2012 through February 28, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

J.P. Morgan Municipal Bond Funds

February 28, 2013

JPMorgan Arizona Municipal Bond Fund

JPMorgan Michigan Municipal Bond Fund

JPMorgan Municipal Income Fund

JPMorgan Ohio Municipal Bond Fund

JPMorgan Short-Intermediate Municipal Bond Fund

JPMorgan Tax Free Bond Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 18, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the twelve months ended February 28, 2013. This positive momentum has carried into March and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. Chinese policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. Supported by improving economic data, especially in the real estate market, U.S. stocks outperformed international and emerging market stocks during the twelve months ended February 28, 2013.

U.S. Treasury yields remain low

Despite a recent uptick in the last few months, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended February 2013 at 1.9%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.1%, respectively.

As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended February 28, 2013. Meanwhile, the reviving U.S. real estate market, along with the gradual cleansing of the excess of the mortgage bubble, has recently bolstered returns for mortgage-backed securities.

Maintain exposure to a variety of asset classes

Many signs are pointing to a steadily improving global economic backdrop. The U.S. economy has weathered the uncertainty of political gridlock and the February jobs report was unambiguously positive with 236,000 jobs added, a decline in the unemployment rate, and good gains in both wages and the length of the workweek. In addition, housing numbers, retail sales and industrial production all showed positive momentum in the first quarter. Meanwhile, China seems to be avoiding the economic “hard landing” that many investors feared, evidenced by its recently strong economic growth.

Of course, other parts of the world appear to be on less solid ground. Tension in the Middle East remains elevated. While aggressive actions taken by the ECB have quelled concerns surrounding Europe’s debt crisis, many countries are facing deteriorating economic conditions that in many cases are being exacerbated by austerity measures. The recent announcement of a plan to tax bank deposits in Cyprus serves as a reminder of the market volatility that can result from policy developments in the region.

As always, we encourage investors to maintain an appropriately balanced portfolio of stocks, bonds and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	1

A MESSAGE FROM GARY J. MADICH, CFA

Global Chief Investment Officer for J.P. Morgan Asset Management’s Global Fixed Income Group

April 1, 2013 (Unaudited)

While investors have begun to allocate more assets to equity strategies in 2013, flows into bond funds remain strong. While we believe that bonds play an essential role in any well-diversified portfolio, we would like to take this opportunity to remind you about the risks associated with bond funds and the importance of diversification.

Bond prices generally decrease as interest rates rise and increase as interest rates fall. Interest rates remain at very low levels and most fixed income portfolios would be negatively impacted in an environment where interest rates increase, as the fixed income securities held in the portfolios would likely decrease in value. This is a broad risk that applies to most portfolios of bonds across the spectrum of the fixed income market. Bond portfolios comprised mostly of municipal bonds share this risk and also carry other risks specific to the nature of their asset class.

The ability of states and municipalities to repay their debt could be hindered by unfavorable local economic or political events. Acknowledging the challenges facing many states and municipalities, our strategic and tactical mutual fund positions maintain a preference for an up in quality bias in an effort to actively manage our credit exposures, liquidity, and volatility levels. The portfolio management teams continue to focus on fundamental security selection and credit analyses in the construction of our portfolios. However, it is important to note that, given their inherent geographic concentration, state-specific municipal bond funds may experience a disproportionately negative impact as a result of unfavorable economic or political developments in the state or region where the funds are primarily invested.

While we certainly believe that municipal bond funds are a valuable tool for many investors, the risks associated with these funds serve as a reminder about the importance of a well-diversified portfolio. We believe that the best way to manage against a variety of risks is to proactively build a well-diversified portfolio that may be able to withstand and benefit from a variety of future outcomes1.

On behalf of the Funds’ fixed income portfolio management team,

Gary J. Madich, CFA

[1]	Diversification does not guarantee investment returns and does not eliminate the risk of loss.

2	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

J.P. Morgan Municipal Bond Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2013

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of open ended quantitative easing in September. In Europe, the European Central Bank committed to doing whatever was necessary to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Political gridlock in Washington, D.C. weighed on investors’ sentiment but concerns abated as the U.S. Senate and House of Representatives approved a “fiscal cliff” package early in 2013.

In the municipal bond market, interest rates continued to decline and remained at historically low levels. Demand for municipal bonds remained strong, which helped support a positive technical environment. Lower-quality tax-free fixed income securities outperformed higher-quality securities as investors reached for yield given the low level of interest rates.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	3

JPMorgan Arizona Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.95%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	3.64%

Net Assets as of 2/28/2013 (In Thousands)	$105,685
Duration as of 2/28/2013	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Arizona Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund was underweight versus the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”) in the 12 to 17 year portion of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). This underweight positioning detracted from the Fund’s relative performance as municipal bonds with 12 to 17 year maturities were the strongest performing bonds in the Benchmark. The Fund’s underweight versus the Benchmark in A rated bonds also detracted from relative performance. On an absolute return basis, the Fund’s A rated bonds outperformed its AAA, AA and BBB rated holdings.

The Fund’s overweight versus the Benchmark in the revenue bond sector contributed to relative performance as revenue bonds outperformed general obligation and pre-refunded bonds. Among revenue bonds, the Fund’s overweight versus the Benchmark and security selection in the water and sewer sector were strong contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund had an overweight position versus the Benchmark in AAA rated securities. On the yield curve, the Fund was overweight the 6 to 8 year segment and underweight bonds with 12 to 17 year maturities. The Fund also had a small allocation to bonds with maturities from 17 to 22 years. Among revenue bond sectors, the Fund favored essential service bonds and was overweight the electric and water and sewer sectors.

CREDIT QUALITY ALLOCATIONS***
AAA	24.6%
AA	45.0
A	21.9
BAA	8.5

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

4	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		2.63%	4.91%	3.60%
With Sales Charge*		(1.23)	4.12	3.20
CLASS B SHARES	1/20/97
Without CDSC		2.02	4.27	3.09
With CDSC**		(2.98)	3.93	3.09
CLASS C SHARES	2/19/05
Without CDSC		1.97	4.24	2.94
With CDSC***		0.97	4.24	2.94
SELECT CLASS SHARES	1/20/97	2.95	5.18	3.87

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 02/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Arizona Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate

Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	5

JPMorgan Michigan Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.78%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	3.64%

Net Assets as of 2/28/2013 (In Thousands)	$97,551
Duration as of 2/28/2013	4.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Michigan Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s positioning on the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds) contributed to its relative performance versus the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”). During the twelve months ended February 28, 2013, interest rates for municipal securities declined across most parts of the yield curve. This benefited bonds with longer duration the most (generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration). The Fund was underweight versus the Benchmark in bonds with 1 to 4 year maturities, which was the worst performing segment of the yield curve, and held a small position in bonds with maturities of 17 to 22 years, which performed strongly and were not represented in the Benchmark. The Fund’s underweight of the 12 to 17 year portion of the yield curve was a modest drag on relative performance.

The Fund’s overweight versus the Benchmark in the revenue bond sector contributed to relative performance as revenue bonds outperformed general obligation and pre-refunded bonds. Among revenue bonds, the Fund’s overweight versus the Benchmark in the water and sewer and hospital sectors contributed to relative performance. The Fund did not hold bonds in the outperforming IDR/PCR (industrial development revenue/pollution control revenue) sector, which detracted from relative performance. On an absolute return basis, the

Fund’s AAA rated bonds outperformed its AA, A and BBB rated holdings.

HOW WAS THE FUND POSITIONED?

The Fund was overweight the 6 to 12 year portion of the yield curve and underweight the 12 to 17 year segment of the yield curve. The Fund also had a small allocation to bonds with maturities from 17 to 22 years. The Fund was overweight revenue bonds and the Fund’s largest revenue bond sector overweight was in the water and sewer sector.

CREDIT QUALITY ALLOCATIONS***
AAA	17.1%
AA	47.3
A	29.1
BAA	6.5

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

6	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/1/93
Without Sales Charge		3.44%	5.10%	3.72%
With Sales Charge*		(0.41)	4.31	3.32
CLASS B SHARES	9/23/96
Without CDSC		2.79	4.44	3.21
With CDSC**		(2.21)	4.10	3.21
CLASS C SHARES	2/19/05
Without CDSC		2.73	4.42	3.09
With CDSC***		1.73	4.42	3.09
SELECT CLASS SHARES	2/1/93	3.78	5.37	3.99

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (02/28/03 TO 02/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Michigan Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate

Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	7

JPMorgan Municipal Income Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	3.61%
Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index	3.64%

Net Assets as of 2/28/2013 (In Thousands)	$596,705
Duration as of 2/28/2013	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Municipal Income Fund (the “Fund”) seeks current income exempt from federal income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund’s shorter duration versus that of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”) detracted from the Fund’s relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund’s overweight of revenue bonds, particularly its overweight in the housing and IDR/PCR (industrial development revenue/pollution control revenue) sectors, contributed to its relative performance versus the Benchmark. The Fund’s underweight of pre-refunded bonds (bonds that are secured with U.S. government securities) and general obligation bonds also contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to emphasize higher yielding sectors, particularly the housing sector, and was underweight lower yielding bonds, such as pre-refunded bonds. While the Fund maintained a shorter duration than that of the Benchmark during the reporting period, it started to extend its duration in December to a level that was more in line with the Benchmark.

CREDIT QUALITY ALLOCATIONS***
AAA	23.7%
AA	49.3
A	18.5
BAA	7.3
BA and NR	1.2

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

8	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/23/93
Without Sales Charge		3.35%	4.97%	3.78%
With Sales Charge*		(0.49)	4.18	3.38
CLASS B SHARES	1/14/94
Without CDSC		2.86	4.40	3.29
With CDSC**		(2.14)	4.06	3.29
CLASS C SHARES	11/4/97
Without CDSC		2.80	4.39	3.18
With CDSC***		1.80	4.39	3.18
SELECT CLASS SHARES	2/9/93	3.61	5.24	4.04

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Municipal Income Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt

Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	9

JPMorgan Ohio Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.12%
Barclays Competitive Intermediate
Municipal (1–17 Year) Maturities Index	3.64%

Net Assets as of 2/28/2013 (In Thousands)	$251,177
Duration as of 2/28/2013	5.0 years

INVESTMENT OBJECTIVE**

The JPMorgan Ohio Municipal Bond Fund (the “Fund”) seeks current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

In the municipal market, longer duration and lower quality bonds were the strongest performers during the twelve months ended February 28, 2013 and the Fund’s preference for high quality issuances was the main detractor from relative performance versus the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index (the “Benchmark”). The Fund was overweight the AAA and AA rated sectors and underweight the A and BBB rated sectors. The Fund’s overall duration was longer than the duration of the Benchmark and contributed to relative performance. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Among sectors, the Fund’s investments in the local general obligation bond and leasing sectors had longer duration and outperformed, contributing to the Fund’s relative performance. The Fund’s investments in the transportation and special tax sectors had shorter duration and underperformed, detracting from the Fund’s relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers preferred to invest in issuances from large, highly rated state and local municipalities. Among revenue bond sectors, the Fund preferred essential service sectors. As of the end of the reporting period, the Fund was overweight versus the Benchmark in the local general obligation bond sector.

CREDIT QUALITY ALLOCATIONS***
AAA	18.4%
AA	58.7
A	19.4
BAA	2.9
BA and NR	0.6

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

10	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		2.86%	5.01%	3.72%
With Sales Charge*		(1.01)	4.22	3.32
CLASS B SHARES	1/14/94
Without CDSC		2.31	4.39	3.21
With CDSC**		(2.69)	4.05	3.21
CLASS C SHARES	2/19/05
Without CDSC		2.27	4.38	3.08
With CDSC***		1.27	4.38	3.08
SELECT CLASS SHARES	7/2/91	3.12	5.27	3.98

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Ohio Municipal Bond Fund, the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index and the Lipper Intermediate Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays Competitive Intermediate Municipal (1–17 Year) Maturities Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Competitive Intermediate

Municipal (1–17 Year) Maturities Index represents the performance of municipal bonds with maturities from 1 to 17 years. The Lipper Intermediate Municipal Debt Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	11

JPMorgan Short-Intermediate Municipal Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.80%
Barclays 1–5 Year Municipal Blend Index	1.58%

Net Assets as of 2/28/2013 (In Thousands)	$1,305,550
Duration as of 2/28/2013	2.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Short-Intermediate Municipal Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

In the municipal market, longer duration and lower quality bonds were the strongest performers during the twelve months ended February 28, 2013 and the Fund’s preference for high quality issuances was the main detractor from relative performance versus the Barclays 1–5 Year Municipal Blend Index (the “Benchmark”). The Fund was overweight the AAA and AA rated sectors.

Meanwhile, the Fund invested a percentage of its assets in bonds maturing in 6 to 12 years, while the Benchmark was comprised only of bonds with maturities of up to 6 years. As interest rates declined during the reporting period, the Fund’s investments in bonds maturing in 6 to 12 years performed strongly (generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration) and contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund employed a bottom-up, security selection-based investment approach. The Fund’s portfolio managers sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk, while maintaining the Fund’s bias toward higher quality issuances.

CREDIT QUALITY ALLOCATIONS***
AAA	23.3%
AA	62.3
A	13.4
BAA	0.6
BA and NR	0.4

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/4/98
Without Sales Charge		0.56%	2.35%	2.25%
With Sales Charge*		(1.75)	1.89	2.02
CLASS B SHARES	5/4/98
Without CDSC		(0.06)	1.83	1.94
With CDSC**		(3.06)	1.83	1.94
CLASS C SHARES	11/1/01	(0.05)	1.82	1.73
INSTITUTIONAL CLASS SHARES	6/19/09	0.95	2.80	2.60
SELECT CLASS SHARES	5/4/98	0.80	2.61	2.50

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares prior to its inception are based on the performance of Select Class Shares. The actual returns of Institutional Class Shares would have been different than the returns shown because Institutional Class Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short-Intermediate Municipal Bond Fund, the Barclays 1–5 Year Municipal Blend Index and the Lipper Short Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year Municipal Blend Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–5 Year Municipal Blend Index is

an unmanaged index of investment grade tax-exempt municipal bonds with maturities of 1–5.999 years. The Lipper Short Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	13

JPMorgan Tax Free Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	4.45%
Barclays Municipal Bond Index	5.01%

Net Assets as of 2/28/2013 (In Thousands)	$457,383
Duration as of 2/28/2013	6.5 years

INVESTMENT OBJECTIVE**

The JPMorgan Tax Free Bond Fund (the “Fund”) seeks as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

While the Fund posted a positive absolute return for the twelve months ended February 28, 2013, it underperformed the Barclays Municipal Bond Index (the “Benchmark”) mainly due to its preference for high quality securities, which underperformed lower quality securities during the reporting period.

In addition, the Fund’s overweight versus the Benchmark in pre-refunded bonds (bonds that are secured with U.S. government securities) detracted from relative performance. Pre-refunded bonds generally have a short duration and, on a relative basis, were hurt as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

Among revenue sectors, the Fund’s security selection in the transportation and education sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund continued to employ a bottom-up, security selection-based investment approach and sought to take advantage of opportunities stemming from increased volatility, supply pressures and headline credit risk. For liquidity, and to enhance the Fund’s overall credit quality, the Fund maintained its overweight versus the Benchmark in pre-refunded bonds.

CREDIT QUALITY ALLOCATIONS***
AAA	10.2%
AA	62.7
A	21.6
BAA	5.1
BA and NR	0.4

J.P. Morgan Investment Management (“JPMIM”) receives credit quality ratings on underlying securities of the portfolio from the three major ratings agencies — S&P, Moody’s and Fitch. When calculating the credit quality breakdown, JPMIM selects the middle rating of the agencies when all three agencies rate a security. JPMIM will use the lower of the two ratings if only two agencies rate a security and JPMIM will use one rating if that is all that is provided. Securities that are not rated by all three agencies are reflected as such.

*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/1/88
Without Sales Charge		4.45%	5.48%	4.07%
With Sales Charge*		0.52	4.68	3.67
CLASS B SHARES	4/4/95
Without CDSC		3.76	4.77	3.51
With CDSC**		(1.24)	4.43	3.51
CLASS C SHARES	7/1/08
Without CDSC		3.80	4.78	3.21
With CDSC***		2.80	4.78	3.21
SELECT CLASS SHARES	2/1/95	4.63	5.66	4.25

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to its inception date are based on the performance of Class B Shares. The actual returns of Class C Shares would have been similar to those shown because Class C Shares have similar expenses to Class B Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Tax Free Bond Fund, the Barclays Municipal Bond Index and the Lipper General Municipal Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and includes a sales charge. The performance of the Barclays Municipal Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper General Municipal Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays Municipal Bond

Index is a total return performance benchmark for the long-term, investment-grade tax-exempt bond market. The Lipper General Municipal Debt Funds Index represents the total returns of certain mutual funds within the Fund’s designated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Capital gain distributions are subject to federal income tax; a portion of the Fund’s income distributions may be subject to the alternative minimum tax and some investors may be subject to certain state and local taxes.

Class A Shares have a $1,000 minimum initial investment and carry a 3.75% sales charge.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	15

JPMorgan Arizona Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.4% (t)
	Arizona — 89.8%
	Certificate of Participation/Lease — 10.9%
1,000	Arizona School Facilities Board, COP, 5.250%, 09/01/23	1,147
	Arizona State University, Board of Regents,
2,000	COP, NATL-RE, 5.000%, 07/01/17	2,319
1,000	COP, NATL-RE, 5.000%, 07/01/18	1,134
1,570	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/26	2,013
2,000	State of Arizona, Department of Administration, Series A, COP, AGM, 5.250%, 10/01/23	2,362
	University of Arizona, Board of Regents,
1,365	Series A, COP, AMBAC, 5.000%, 06/01/19	1,493
1,000	Series B, COP, AMBAC, 5.000%, 06/01/21	1,091

		11,559

	Education — 4.4%
2,700	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 5.000%, 07/01/18	3,116
1,520	City of Glendale IDA, Midwestern University, Rev., 5.000%, 05/15/14	1,582

		4,698

	General Obligation — 12.5%
1,090	City of Mesa, GO, NATL-RE, FGIC, 5.375%, 07/01/14	1,163
1,500	City of Tucson, GO, NATL-RE, 5.000%, 07/01/18	1,800
1,000	Maricopa County, High School District No. 210-Phoenix Union, GO, AGM, 5.250%, 07/01/19	1,238
1,265	Maricopa County, School District No. 38-Madison Elementary, School Improvement, Project of 2004, Series A, GO, NATL-RE, 5.000%, 07/01/19	1,384
1,000	Maricopa County, Unified School District No. 11-Peoria, GO, 5.000%, 07/01/19	1,215
1,000	Maricopa County, Unified School District No. 69-Paradise Valley, Series A, GO, NATL-RE, FGIC, 5.250%, 07/01/14	1,065
1,560	Pima County, Unified School District No. 12-Sunnyside, GO, AGM, 5.000%, 07/01/14	1,655
1,000	Town of Gilbert, GO, NATL-RE, 5.000%, 07/01/16	1,143
2,100	Town of Gilbert, Projects of 2006 & 2007, GO, 5.000%, 07/01/18	2,530

		13,193

	Hospital — 2.5%
1,225	Arizona Health Facilities Authority, Banner Health, Series A, Rev., 5.000%, 01/01/14	1,273

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — Continued
1,000	Scottsdale IDA, Healthcare, Arizona Hospital, Series A, Rev., 5.000%, 09/01/15	1,088
245	Yavapai County IDA, Hospital, Yavapai Regional Medical Center, Series A, Rev., AGM, 5.125%, 12/01/13	246

		2,607

	Other Revenue — 14.3%
2,500	Arizona Power Authority, Special Obligation, Crossover, Series A, Class A, Rev., 5.250%, 10/01/17	2,996
2,500	Arizona Water Infrastructure Finance Authority, Water Quality, Series A, Rev., 5.000%, 10/01/17	2,984
1,000	City of Glendale, Water & Sewer, Senior Lien, Rev., 5.000%, 07/01/28	1,181
1,000	City of Peoria, Arizona Municipal Development Authority, Inc., Rev., 5.000%, 07/01/18	1,189
2,000	City of Phoenix Civic Improvement Corp., Airport, Junior Lien, Series A, Rev., 5.000%, 07/01/27	2,300
1,000	Greater Arizona Development Authority, Infrastructure, Series A, Rev., NATL-RE, 5.000%, 08/01/22	1,089
1,000	Navajo County, Pollution Control Corp., Arizona Public Service Co. Cholla Project, Series A, Rev., VAR, 1.250%, 05/30/14	1,002
1,000	Pima County, Sewer System, Series B, Rev., 5.000%, 07/01/24	1,193
1,000	University of Arizona, Board of Regents, Series A, Rev., 5.000%, 06/01/30	1,185

		15,119

	Prerefunded — 7.0%
1,000	Arizona School Facilities Board, Series A, COP, NATL-RE, 5.250%, 03/01/13 (p)	1,001
6,450	Maricopa County IDA, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 12/31/14 (p)	6,389

		7,390

	Special Tax — 10.2%
3,000	City of Phoenix Civic Improvement Corp., Subordinate Excise Tax, Series B, Rev., NATL-RE, 5.000%, 07/01/15	3,302
1,125	City of Tempe, Excise Tax, Rev., 5.000%, 07/01/16	1,286
3,000	Scottsdale Municipal Property Corp., Excise Tax, Rev., 5.000%, 07/01/17	3,554

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Special Tax — Continued
2,500	Scottsdale Municipal Property Corp., Excise Tax, Water & Sewer Improvement Project, Series E, Rev., 5.000%, 07/01/14	2,659

		10,801

	Transportation — 4.0%
2,000	Arizona Transportation Board, Highway, Series A, Rev., 5.000%, 07/01/24	2,358
1,670	Tucson Airport Authority, Inc., Airport, Sub Lien, Rev., AMT, NATL-RE, 5.000%, 12/01/18	1,849

		4,207

	Utility — 8.6%
3,000	City of Mesa, Utility Systems, Rev., NATL-RE, FGIC, 5.000%, 07/01/20	3,686
	Salt River Project Agricultural Improvement & Power District, Salt River Project Electric System,
3,600	Series A, Rev., 5.000%, 01/01/23	4,192
1,000	Series A, Rev., 5.000%, 12/01/28	1,202

		9,080

	Water & Sewer — 15.4%
	Arizona Water Infrastructure Finance Authority, Water Quality,
1,915	Series A, Rev., 5.000%, 10/01/23	2,333
2,025	Series A, Rev., 5.000%, 10/01/24	2,402
2,020	Series A, Rev., 5.000%, 10/01/29	2,408
2,000	City of Phoenix Civic Improvement Corp., Water System, Junior Lien, Series A, Rev., 5.000%, 07/01/25	2,403
	City of Scottsdale, Water & Sewer,
1,430	Rev., 5.250%, 07/01/21	1,848
1,875	Rev., 5.250%, 07/01/23	2,454
2,000	Phoenix Civic Improvement Corp., Wastewater Systems, Senior Lien, Rev., 5.500%, 07/01/20	2,447

		16,295

	Total Arizona	94,949

	Illinois — 1.0%
	Other Revenue — 1.0%
1,000	State of Illinois, Illinois Department of Employment Security, Unemployment Insurance Fund Building Receipts, Series B, Rev., 5.000%, 12/15/19	1,101

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Minnesota — 1.1%
	Other Revenue — 1.1%
1,000	City of Rochester, Mayo Clinic, Health Care Facilities, Series A, Rev., VAR, 4.000%, 11/15/18	1,154

	Pennsylvania — 1.1%
	Other Revenue — 1.1%
1,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B, Rev., 5.000%, 01/01/23	1,115

	Texas — 1.9%
	General Obligation — 1.9%
1,700	Tarrant County, Eagle Mountain - Saginaw Independent School District, Unlimited Tax School Building, GO, PSF-GTD, 5.000%, 08/15/20	2,016

	Washington — 3.5%
	General Obligation — 1.2%
1,000	State of Washington, Motor Vehicle Fuel Tax, Series B-1, GO, 5.000%, 08/01/24	1,224

	Other Revenue — 2.3%
1,000	Central Puget Sound Regional Transit Authority, Sales Tax & Motor Vehicle Excise Tax, Series P-1, Rev., 5.000%, 02/01/18	1,195
1,000	Washington Health Care Facilities Authority, Providence Health & Services, Series B, Class B, Rev., 5.000%, 10/01/20	1,221

		2,416

	Total Washington	3,640

	Total Municipal Bonds (Cost $94,847)	103,975

SHARES
Short-Term Investment — 1.0%
	Investment Company — 1.0%
1,081	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $1,081)	1,081

	Total Investments — 99.4% (Cost $95,928)	105,056
	Other Assets in Excess of Liabilities — 0.6%	629

	NET ASSETS — 100.0%	$105,685

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	17

JPMorgan Michigan Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.9% (t)
	Arizona — 2.4%
	Other Revenue — 1.2%
1,000	Phoenix Civic Improvement Corp., Junior Lien, Series A, Rev., 5.000%, 07/01/23	1,179

	Utility — 1.2%
1,000	Salt River Project Agricultural Improvement & Power District, Series A, Rev., 5.000%, 01/01/23	1,165

	Total Arizona	2,344

	California — 1.3%
	Water & Sewer — 1.3%
1,000	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,243

	Indiana — 1.2%
	Other Revenue — 1.2%
1,000	Indiana Finance Authority, Wastewater Systems, First Lien, Series A, Rev., 5.250%, 10/01/31	1,188

	Michigan — 88.8%
	Certificate of Participation/Lease — 1.8%
1,500	Michigan Strategic Fund, House of Representatives Facilities, Series A, Rev., COP, AGC, 5.250%, 10/15/20	1,747

	Education — 2.9%
1,670	Oakland University, Rev., AMBAC, 5.250%, 05/15/19	1,766
1,000	Western Michigan University, Rev., NATL-RE, 5.000%, 11/15/19	1,028

		2,794

	General Obligation — 32.5%
2,000	Ann Arbor Public School District, GO, Q-SBLF, 5.000%, 05/01/21	2,487
1,675	Charles Stewart Mott Community College, Community College Facilities, GO, NATL-RE, 5.000%, 05/01/20	1,803
1,000	City of Dearborn School District, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/18	1,154
	City of Jackson, Capital Appreciation, Downtown Development,
1,710	GO, AGM, Zero Coupon, 06/01/17	1,499
2,060	GO, AGM, Zero Coupon, 06/01/18	1,735
1,075	East Grand Rapids Public School District, GO, AGM, Q-SBLF, 5.000%, 05/01/18	1,132
1,000	Ecorse Public School District, GO, AGM, Q-SBLF, 5.250%, 05/01/20	1,095
1,305	Grand Rapids Community College, GO, 5.000%, 05/01/23	1,605

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Healthsource Saginaw, Inc.,
1,000	GO, 5.000%, 05/01/22	1,212
1,515	GO, NATL-RE, 5.000%, 05/01/15 (p)	1,667
1,250	Hudsonville Public Schools, School Building & Site, GO, Q-SBLF, 5.250%, 05/01/25	1,509
1,345	Jackson Public Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/14 (p)	1,420
	Lowell Area Schools, Capital Appreciation,
5,000	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/14 (m)	4,957
1,425	GO, NATL-RE, FGIC, Q-SBLF, Zero Coupon, 05/01/16	1,372
1,210	Newaygo Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/22	1,319
1,910	Pinckney Community Schools, GO, AGM, Q-SBLF, 5.000%, 05/01/19	2,011
1,935	South Lyon Community Schools, Series II, GO, NATL-RE, FGIC, Q-SBLF, 5.000%, 05/01/21	2,109
1,500	South Redford School District, School Building & Site, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/21	1,635

		31,721

	Hospital — 2.9%
1,030	Michigan State Hospital Finance Authority, Oakwood Obligation Group, Series A, Rev., 5.000%, 07/15/17	1,184
1,500	Michigan State Hospital Finance Authority, Sparrow Obligation Group, Rev., NATL-RE, 5.000%, 11/15/19	1,605

		2,789

	Housing — 2.5%
	Michigan State Housing Development Authority, Weston, Limited Obligation,
455	Series A, Rev., GNMA COLL, 4.100%, 12/20/15	481
1,880	Series A, Rev., GNMA COLL, 4.600%, 12/20/25	1,954

		2,435

	Other Revenue — 18.8%
	Lansing Board of Water & Light Utility Systems,
1,000	Series A, Rev., 5.000%, 07/01/26	1,179
1,000	Series A, Rev., 5.500%, 07/01/41	1,182
1,000	Lansing Sewage Disposal System, Rev., 5.000%, 05/01/19	1,202
785	Michigan Finance Authority, Holland Community Hospital, Series A, Rev., 5.000%, 01/01/33 (w)	884

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
1,000	Michigan Finance Authority, Trinity Health Group, Rev., 5.000%, 12/01/31	1,144
	Michigan Finance Authority, Unemployment Obligation Assessment,
1,000	Series A, Rev., 5.000%, 01/01/19	1,225
1,000	Series B, Rev., 5.000%, 07/01/21	1,188
1,500	Series B, Rev., 5.000%, 07/01/22	1,696
1,055	Michigan Municipal Bond Authority, Local Government Lien Program, Series 4-A, Rev., AMBAC, 5.000%, 05/01/16	1,099
1,500	Michigan State Hospital Finance Authority, Ascension Health Senior Credit Group, Rev., 2.000%, 05/30/18	1,556
2,185	Michigan State Trunk Line, Rev., 5.000%, 11/15/30	2,586
2,920	Michigan University, Rev., 5.000%, 04/01/17	3,439

		18,380

	Special Tax — 6.4%
	State of Michigan Comprehensive Transportation,
3,130	Rev., AGM, 5.250%, 05/15/18	3,780
2,000	Rev., AGM, 5.250%, 05/15/21	2,495

		6,275

	Transportation — 1.3%
1,000	Michigan State Trunk Line, Rev., AGM, 5.250%, 11/01/20	1,263

	Utility — 1.6%
1,170	Michigan Strategic Fund, Detroit Pollution Fund, Series BB, Rev., AMBAC, 7.000%, 05/01/21	1,544

	Water & Sewer — 18.1%
5,000	City of Detroit, Sewer Disposal System, Capital Appreciation, Series A, Rev., NATL-RE, FGIC, Zero Coupon, 07/01/13	4,976
3,000	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	3,344
1,670	City of Grand Rapids, Sanitation Sewer System, Rev., 5.000%, 01/01/23	2,077

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Water & Sewer — Continued
5,000	Michigan Municipal Bond Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/24	6,165
1,000	North Kent Sewer Authority, Rev., NATL-RE, 5.000%, 11/01/19	1,126

		17,688

	Total Michigan	86,636

	New York — 1.8%
	Industrial Development Revenue/Pollution Control Revenue — 1.8%
1,425	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/27	1,717

	Texas — 1.7%
	Water & Sewer — 1.7%
1,500	City of San Antonio, Rev., NATL-RE, 5.000%, 05/15/20	1,651

	Washington — 1.7%
	Water & Sewer — 1.7%
1,500	City of Seattle, Water Systems, Rev., NATL-RE, 5.000%, 09/01/22	1,667

	Total Municipal Bonds (Cost $88,861)	96,446

Weekly Demand Note — 1.0%
	Michigan — 1.0%
1,000	Regents of the University of Michigan, Series E, Rev., 0.310%, 03/07/13 (Cost $1,000)	1,000

	Total Investments — 99.9% (Cost $89,861)	97,446
	Other Assets in Excess of Liabilities — 0.1%	105

	NET ASSETS — 100.0%	$97,551

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	19

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 97.7% (t)
	Alabama — 0.7%
	Other Revenue — 0.7%
3,000	Chatom Industrial Development Board, Solid Waste Disposal Facilities, PowerSouth Energy Corp., Series B, Rev., 4.000%, 08/01/15	3,185
1,000	City of Mobile Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	1,030

	Total Alabama	4,215

	Alaska — 0.9%
	General Obligation — 0.4%
2,000	Alaska Industrial Development & Export Authority, Revolving Fund, Series A, Rev., 5.250%, 04/01/27	2,379

	Housing — 0.2%
1,105	Alaska Housing Finance Corp., Home Mortgage, Series A, Rev., AMT, NATL-RE, 5.000%, 06/01/36	1,148

	Other Revenue — 0.3%
1,995	Northern Tobacco Securitization Corp., Series A, Rev., 4.625%, 06/01/23	2,002

	Total Alaska	5,529

	Arizona — 2.1%
	Certificate of Participation/Lease — 0.5%
2,910	Pinal County, COP, 5.250%, 12/01/19	3,149

	Hospital — 0.7%
1,000	Gila County IDA, Cobre Valley Community Hospital Project, Rev., ACA, 6.000%, 12/01/20	1,001
3,000	Scottsdale IDA, Healthcare, Series A, Rev., 5.000%, 09/01/16	3,335

		4,336

	Housing — 0.1%
393	Maricopa County IDA, Single Family Mortgage, Series 1B, Rev., GNMA/FNMA, 5.650%, 07/01/39	400

	Other Revenue — 0.2%
1,250	Arizona School Facilities Board, State School Trust, Rev., AMBAC, 4.000%, 07/01/15	1,334

	Water & Sewer — 0.6%
2,645	City of Scottsdale, Water & Sewer System, Rev., 5.250%, 07/01/22	3,441

	Total Arizona	12,660

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arkansas — 0.7%
	Housing — 0.1%
430	Arkansas Development Finance Authority, Single Family Mortgage, Series D, Rev., AMT, GNMA/FNMA, 5.500%, 01/01/37	455

	Special Tax — 0.6%
190	City of Fayetteville, Sales & Use Tax Capital Improvement, Rev., AGM, 4.250%, 11/01/25	198
580	City of Rogers, Capital Improvement, GO, XLCA, 4.250%, 03/01/31	640
3,000	City of Springdale, Sales & Use Tax, Rev., AGM, 4.250%, 07/01/23	3,051

		3,889

	Total Arkansas	4,344

	California — 3.1%
	General Obligation — 1.1%
1,000	Alum Rock Union Elementary School District, Election of 2008, Series A, GO, AGC, 5.250%, 08/01/29	1,135
3,000	Escondido Union High School District, Election 2008, Series A, GO, AGC, Zero Coupon, 08/01/23	2,130
2,500	San Diego Community College District, GO, 5.000%, 08/01/28	3,026

		6,291

	Housing — 0.8%
1,480	California Housing Finance Agency, Multi-Family Housing III, Series A, Rev., AMT, 5.375%, 08/01/28	1,481
480	California Rural Home Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.400%, 12/01/36	498
3,000	State of California, Veterans, GO, 4.900%, 12/01/25	3,093

		5,072

	Other Revenue — 1.0%
2,275	California Statewide Communities Development Authority, Inland Regional Center Project, Rev., 5.000%, 12/01/17	2,422
1,000	Los Angeles County Public Works Financing Authority, Multiple Capital Projects II, Rev., 5.000%, 08/01/29	1,162
2,000	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 08/01/26	2,404

		5,988

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Water & Sewer — 0.2%
1,050	San Diego Public Facilities Financing Authority, Series B, Rev., 5.500%, 05/15/23	1,305

	Total California	18,656

	Colorado — 1.7%
	Certificate of Participation/Lease — 0.1%
625	Pueblo County Judicial Complex Project, COP, AGM, 5.000%, 09/15/21	760

	General Obligation — 0.6%
2,925	Douglas County School District No. Re-1, GO, 5.250%, 12/15/20	3,706

	Hospital — 0.5%
2,415	Colorado Health Facilities Authority, Parkview Medical Center, Inc., Project, Series B, Rev., 5.000%, 09/01/22	2,622

	Housing — 0.5%
	Denver City & County, Single Family Home Mortgage, Metropolitan Mayors Caucus Program,
80	Rev., GNMA/FNMA/FHLMC COLL, 6.000%, 05/01/27	81
185	Rev., GNMA/FNMA/FHLMC COLL, 6.150%, 11/01/34	190
80	Series A, Rev., GNMA/FNMA/FHLMC COLL, 7.300%, 11/01/31	81
1,236	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 12/01/39	1,307
	El Paso County, Single Family Mortgage, Mortgage-Backed Securities Program,
786	Series A, Rev., AMT, GNMA/FNMA, 5.350%, 06/01/39	832
380	Series E, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 04/01/41	398

		2,889

	Prerefunded — 0.0% (g)
135	Colorado Health Facilities Authority, Adventist Health, Series E, Rev., 5.000%, 11/15/13 (p)	140
35	Colorado Water Resources & Power Development Authority, Clean Water, Series A, Rev., 5.000%, 09/01/14 (p)	37

		177

	Total Colorado	10,154

	Connecticut — 0.9%
	Other Revenue — 0.9%
	Connecticut State Higher Education Supplemental Loan Authority, CHESLA Loan Program,
1,385	Series A, Rev., 5.000%, 11/15/16	1,583

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,560	Series A, Rev., 5.250%, 11/15/23	1,869
1,500	Series A, Rev., 5.250%, 11/15/24	1,786

	Total Connecticut	5,238

	Delaware — 0.5%
	Housing — 0.5%
	Delaware State Housing Authority, Senior Single Family Mortgage,
2,515	Series C-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.550%, 07/01/39	2,558
450	Series D-1, Rev., AMT, 4.625%, 01/01/23	456

	Total Delaware	3,014

	District of Columbia — 2.3%
	Housing — 0.1%
375	District of Columbia Housing Finance Agency, Single Family Mortgage, Series B, Rev., AMT, 5.625%, 06/01/35	377

	Other Revenue — 0.8%
	District of Columbia, Income Tax,
2,355	Series A, Rev., 5.000%, 12/01/18	2,881
1,720	Series B, Rev., 5.250%, 12/01/29	2,111

		4,992

	Transportation — 1.4%
3,000	Metropolitan Washington Airports Authority, Airport System, Series A, Rev., AMT, 5.500%, 10/01/21	3,558
4,000	Washington Metropolitan Area Transit Authority, Series A, Rev., 5.250%, 07/01/25	4,697

		8,255

	Total District of Columbia	13,624

	Florida — 7.9%
	Certificate of Participation/Lease — 0.8%
4,000	Collier County School Board, Master Lease Program, Series A, COP, AGM, 5.250%, 02/15/21	4,849

	Education — 0.9%
	Capital Projects Finance Authority, Student Housing, Capital Projects Loan Program,
2,385	Series F-1, Rev., NATL-RE, 5.500%, 10/01/13	2,392
2,880	Series F-1, Rev., NATL-RE, 5.500%, 10/01/14	2,888

		5,280

	General Obligation — 0.2%
1,250	Florida State Board of Education, Public Education Capital Outlay, Series C, GO, 5.000%, 06/01/24	1,384

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	21

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 1.5%
930	Broward County Housing Finance Authority, Series B, Rev., AMT, 4.500%, 04/01/27	928
1,540	Escambia County Housing Finance Authority, Single Family Mortgage, Multi-County Program, Series A, Rev., GNMA/FNMA/FHLMC FHA/VA GTD, 4.800%, 10/01/38	1,574
1,625	Florida Housing Finance Corp., Homeowner Mortgage Special Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	1,741
	Hillsborough County Housing Finance Authority, Single Family Mortgage,
705	Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 04/01/38	712
690	Series 2, Rev., AMT, GNMA/FNMA/FHLMC, 4.400%, 10/01/27	688
420	Miami-Dade County Housing Finance Authority, Home Ownership Mortgage, Series A-1, Rev., GNMA/FNMA, 5.300%, 10/01/36	438
1,110	Orange County Housing Finance Authority, Multi-County Program, Series A, Rev., AMT, GNMA, 5.125%, 09/01/38	1,127
	Pinellas County Housing Finance Authority, Multi-County Program,
1,140	Series A-2, Rev., AMT, GNMA/FNMA/FHLMC, 4.900%, 09/01/27	1,214
600	Series B-1, Rev., GNMA/FNMA, 5.200%, 03/01/36	621

		9,043

	Other Revenue — 2.2%
	Florida Housing Finance Corp., Homeowner Mortgage Special Program,
1,755	Series B, Rev., GNMA, 4.500%, 01/01/29	1,888
1,335	Series B, Rev., GNMA/FNMA/FHLMC, 4.500%, 01/01/29	1,458
2,900	Florida Water Pollution Control Financing Corp., Water Pollution Control, Series A, Rev., 5.000%, 07/15/22	3,552
2,500	Miami-Dade County, Special Obligation, Subseries A, Rev., 5.000%, 10/01/30	2,854
690	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 04/01/13 (p)	693
1,000	Pasco County, Solid Waste Disposal & Resource Recovery System, Rev., AMT, 5.000%, 10/01/20	1,205
1,500	Tampa-Hillsborough County Expressway Authority, Series A, Rev., 5.000%, 07/01/27	1,762

		13,412

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.1%
310	Orlando Utilities Commission, Water & Electric Revenue, Series B, Rev., 5.000%, 04/01/13 (p)	311

	Utility — 1.1%
5,000	City of Port St. Lucie Utility System, Rev., NATL-RE, 5.250%, 09/01/24	6,260

	Water & Sewer — 1.1%
5,000	Tampa Bay Water Utility System, Rev., NATL-RE, FGIC, 5.500%, 10/01/22	6,525

	Total Florida	47,064

	Georgia — 2.4%
	Certificate of Participation/Lease — 1.0%
5,000	Gwinnett County Development Authority, Public Schools Project, COP, NATL-RE, 5.250%, 01/01/22	6,224

	General Obligation — 1.1%
5,000	Fulton County School District, GO, 5.500%, 01/01/21	6,385

	Housing — 0.3%
1,420	Atlanta Urban Residential Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., GNMA/FNMA/FHLMC, 5.500%, 03/01/41	1,457

	Total Georgia	14,066

	Hawaii — 0.9%
	General Obligation — 0.9%
	City & County of Honolulu,
1,470	Series D, GO, 5.250%, 09/01/26	1,779
2,900	Series D, GO, 5.250%, 09/01/27	3,508

	Total Hawaii	5,287

	Idaho — 0.1%
	Housing — 0.1%
	Idaho Housing & Finance Association, Single Family Mortgage,
475	Series A, Rev., 5.550%, 07/01/20	478
5	Series D, Rev., FHA/VA MTGS, 6.450%, 07/01/14	5
45	Series E-2, Rev., 5.950%, 07/01/14	45
25	Series H-2, Rev., FHA/VA MTGS, 6.050%, 07/01/14	25

	Total Idaho	553

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Illinois — 3.7%
	General Obligation — 1.2%
2,000	Chicago Board of Education, Series C, GO, AGC-ICC, 5.250%, 12/01/26	2,248
3,000	Chicago Board of Education, Unlimited Tax, Series C, GO, 5.250%, 12/01/24	3,379
1,315	City of Chicago, Unrefunded Balance, Series A, GO, AGM, 5.250%, 01/01/19	1,365

		6,992

	Housing — 1.2%
	City of Aurora, Single Family Mortgage,
820	Series A, Rev., AMT, GNMA/FNMA/FHLMC FHA/VA GTD, 5.500%, 12/01/39	884
971	Series B, Rev., GNMA/FNMA/FHLMC, 5.450%, 12/01/39	1,043
	City of Chicago, Single Family Mortgage,
1,195	Series C, Rev., GNMA/FNMA, 5.750%, 12/01/42	1,261
1,810	Series E, Rev., GNMA/FNMA/FHLMC, 5.500%, 12/01/42	1,929
1,830	Series K, Rev., GNMA/FNMA/FHLMC, 5.350%, 06/01/43	1,921
30	City of Peoria, City of Moline & City of Freeport, Collateralized Single Family Mortgage, Series A, Rev., GNMA/FNMA, FHA/VA, 7.600%, 04/01/27	30

		7,068

	Other Revenue — 1.3%
1,700	Illinois Finance Authority, DePaul University, Series C, Rev., 5.250%, 10/01/24	1,829
1,000	Illinois Finance Authority, Gas Supply, Peoples Gas Light & Coke Company Project, Rev., VAR, 2.125%, 07/01/14	1,017
	Illinois Finance Authority, OSF Healthcare System,
500	Series A, Rev., 5.000%, 05/15/19	591
1,000	Series A, Rev., 5.000%, 05/15/20	1,176
	Railsplitter Tobacco Settlement Authority,
1,500	Rev., 5.000%, 06/01/19	1,767
1,500	Rev., 5.250%, 06/01/20	1,798

		8,178

	Transportation — 0.0% (g)
100	City of Chicago, Midway Airport, Series A, Rev., AMT, AGM, 5.125%, 01/01/26	100

	Total Illinois	22,338

	Indiana — 1.8%
	General Obligation — 0.2%
1,210	Indiana Housing & Community Development Authority, Home First Mortgage, Series A, Rev., GNMA/FNMA/COLL, 4.500%, 06/01/28	1,302

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hospital — 0.4%
	Indiana Health & Educational Facility Financing Authority, Baptist Homes of Indiana,
1,095	Rev., 5.000%, 11/15/15	1,188
1,000	Rev., 5.250%, 11/15/25	1,043

		2,231

	Housing — 0.1%
585	Indiana Housing & Community Development Authority, Single Family Mortgage, Series C-2, Rev., GNMA/FNMA, 5.000%, 01/01/36	593

	Other Revenue — 0.3%
450	Indiana Housing & Community Development Authority, Home First Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 06/01/28	484
1,250	Indiana State Finance Authority, First Lien Wastewater Utility, CWA Authority Project, Series A, Rev., 5.000%, 10/01/30	1,465

		1,949

	Water & Sewer — 0.8%
4,050	Indianapolis Local Public Improvement Bond Bank, Waterworks Project, Series F, Rev., NATL-RE, 5.000%, 07/01/19	4,509

	Total Indiana	10,584

	Iowa — 0.1%
	Housing — 0.1%
610	Iowa Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/28	647

	Kansas — 0.2%
	Housing — 0.2%
	Sedgwick & Shawnee Counties, Single Family Mortgage-Backed Securities Program,
370	Series A, Rev., GNMA/FNMA, 6.050%, 06/01/27	399
525	Series A-3, Rev., GNMA/FNMA, 5.500%, 06/01/28	558
360	Series A-3, Rev., GNMA/FNMA, 5.650%, 06/01/37	384

	Total Kansas	1,341

	Kentucky — 0.3%
	Other Revenue — 0.3%
1,750	Louisville/Jefferson County, Metro Government, Pollution Control, Louisville Gas & Electric Co. Project, Series A, Rev., VAR, 1.650%, 04/03/17	1,787

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	23

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Louisiana — 1.4%
	Hospital — 0.0% (g)
315	St. Tammany Public Trust Finance Authority, Christwood Project, Rev., 5.700%, 11/15/18	315

	Housing — 0.7%
60	Calcasieu Parish Public Trust Authority, Single Family Mortgage, Series B, Rev., GNMA/FNMA, 5.000%, 04/01/13	61
1,550	Calcasieu Parish Public Trust Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series B, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 09/01/38	1,586
438	East Baton Rouge Mortgage Finance Authority, Single Family Mortgage, Mortgage-Backed Securities Program, Series A-2, Rev., GNMA/FNMA/FHLMC, 5.250%, 10/01/39	461
1,210	Jefferson Parish Home Mortgage Authority, Single Family Mortgage, Series C, Rev., GNMA/FNMA, 4.500%, 12/01/13 (p)	1,242
545	Louisiana Housing Finance Agency, Single Family Mortgage, Home Ownership Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 06/01/40	549

		3,899

	Other Revenue — 0.7%
450	Louisiana Housing Finance Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/COLL, 4.600%, 12/01/28	481
2,930	State of Louisiana, Gas & Fuels Tax, Second Lien, Series B, Rev., 5.000%, 05/01/26	3,503

		3,984

	Total Louisiana	8,198

	Maine — 0.1%
	Other Revenue — 0.1%
500	Maine State Housing Authority, Series B, Rev., 4.000%, 11/15/43 (w)	546

	Maryland — 1.6%
	General Obligation — 1.5%
	State of Maryland,
4,225	Series B, GO, 5.000%, 03/01/18	5,103
3,000	Series B, GO, 5.000%, 03/01/19	3,701

		8,804

	Housing — 0.1%
410	Montgomery County Housing Opportunites Commission, Single Family Mortgage, Series D, Rev., AMT, 5.500%, 01/01/38	427

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
385	Prince Georges County, Housing Authority, Bristol Pines Apartments Project, Rev., FNMA, 4.500%, 12/15/15	399
100	Prince Georges County, Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.600%, 12/01/34	102

		928

	Total Maryland	9,732

	Massachusetts — 5.9%
	Education — 0.6%
820	Massachusetts Health & Educational Facilities Authority, Massachusetts Institute Technology, Series L, Rev., 5.250%, 07/01/33	1,144
	Massachusetts Health & Educational Facilities Authority, Springfield College,
1,050	Rev., 5.000%, 10/15/15	1,143
1,060	Rev., 5.000%, 10/15/17	1,201

		3,488

	General Obligation — 2.3%
2,500	Commonwealth of Massachusetts, Series B, GO, AGM, 5.250%, 09/01/21	3,211
	Massachusetts Water Resources Authority,
7,925	Series B, Rev., AGM, 5.250%, 08/01/28	10,425

		13,636

	Housing — 1.0%
3,725	Boston Housing Authority, Capital Program, Rev., AGM, 5.000%, 04/01/16	4,139
295	Massachusetts Housing Finance Agency, Single Family Housing, Series 124, Rev., AMT, 4.900%, 12/01/21	310
	New Bedford Housing Authority, Capital Funding Program,
725	Series A, Rev., 3.750%, 10/01/13	739
750	Series A, Rev., 3.900%, 10/01/14	788

		5,976

	Other Revenue — 0.9%
2,500	Massachusetts School Building Authority, Senior Dedicated Sales Tax, Series A, Rev., 5.000%, 08/15/26	3,073
	Massachusetts Water Resources Authority,
2,000	Series B, Rev., AGM, 5.250%, 08/01/29	2,654

		5,727

	Water & Sewer — 1.1%
5,000	Massachusetts Water Pollution Abatement Trust, Pool Program, Rev., 5.250%, 08/01/24	6,538

	Total Massachusetts	35,365

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Michigan — 3.6%
	Education — 0.8%
4,000	University of Michigan Regents, Series C, Rev., 5.000%, 04/01/18	4,807

	General Obligation — 0.2%
1,000	Detroit City School District, School Building & Site Improvement, Unlimited Tax, Series A, GO, Q-SBLF, 5.000%, 05/01/18	1,164

	Hospital — 0.4%
2,500	Saginaw Hospital Finance Authority, Covenant Medical Center, Series G, Rev., 5.125%, 07/01/22	2,618

	Housing — 0.4%
2,030	Michigan State Housing Development Authority, Rental Housing, Series D, Rev., AMT, AGM, 4.950%, 04/01/21	2,112

	Other Revenue — 0.8%
1,000	Michigan Finance Authority, State Revolving Fund, Clean Water, Rev., 5.000%, 10/01/30	1,201
1,705	Saginaw County Economic Development Corp., BGI South LLC-Recovery Zone, Rev., 5.000%, 12/01/20	1,984
1,255	Wayne County Airport Authority, Detroit Metropolitan Airport, Rev., NATL-RE, 5.250%, 12/01/16	1,396

		4,581

	Water & Sewer — 1.0%
5,430	City of Detroit, Water Supply System, Senior Lien, Series A, Rev., AGM, 5.000%, 07/01/17	6,053

	Total Michigan	21,335

	Minnesota — 3.7%
	General Obligation — 0.9%
4,465	State of Minnesota, Various Purpose, Series K, GO, 5.000%, 11/01/20	5,552

	Housing — 1.5%
	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program,
2,364	Series A, Rev., GNMA/FNMA/FHLMC, 5.125%, 12/01/40	2,489
260	Series B, Rev., GNMA/FNMA/FHLMC, 5.150%, 12/01/38	268
1,230	Minneapolis Community Development Agency, Multi-Family Housing, Riverside Homes Project, Rev., 6.100%, 09/01/19	1,232

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
	Minneapolis St. Paul Housing Finance Board, Single Family Mortgage, Mortgage-Backed Securities Program - City Living Home Programs,
1,768	Series A-1, Rev., GNMA/FNMA/FHLMC, 5.250%, 12/01/40	1,871
2,105	Series A-2, Rev., GNMA/FNMA/FHLMC, 5.520%, 03/01/41	2,260
585	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., AMT, 5.500%, 01/01/38	608

		8,728

	Other Revenue — 1.3%
920	Dakota County Community Development Agency, Single Family Mortgage, Mortgage-Backed Securities Program, Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 06/01/35	990
	Minnesota Housing Finance Agency, Home Ownership Finance, Mortgage-Backed Securities Program,
1,670	Series A, Rev., GNMA/FNMA/FHLMC COLL, 4.250%, 07/01/28	1,788
700	Series D, Rev., GNMA/FNMA/FHLMC COLL, 4.500%, 07/01/34	756
	Minnesota Housing Finance Agency, Non Profit Housing, State Appropriation,
1,015	Rev., 5.250%, 08/01/24	1,235
1,070	Rev., 5.250%, 08/01/25	1,295
825	Rev., 5.250%, 08/01/26	975
955	Minnesota Housing Finance Agency, Residential Housing Finance, Series D, Rev., GNMA/FNMA/FHLMC, 4.000%, 07/01/40	1,014

		8,053

	Total Minnesota	22,333

	Mississippi — 0.9%
	Housing — 0.6%
3,385	Mississippi Home Corp., Single Family Mortgage, Series B-1, Rev., GNMA/FNMA/FHLMC, 5.375%, 12/01/38	3,562

	Other Revenue — 0.3%
1,670	Mississippi Home Corp., Home Ownership Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.500%, 12/01/31	1,787

	Total Mississippi	5,349

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	25

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Missouri — 1.3%
	Housing — 0.9%
	Missouri Housing Development Commission, Single Family Mortgage, Home Ownership Loan Program,
1,980	Series B, Rev., AMT, GNMA/FNMA, 5.800%, 09/01/35	2,124
415	Series B-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.050%, 03/01/38	428
980	Series D, Rev., AMT, GNMA, 6.000%, 03/01/36	998
1,115	Series E-1, Rev., AMT, GNMA/FNMA, 5.600%, 03/01/37	1,181
790	Missouri Housing Development Commission, Single Family Mortgage, Special Home Ownership Loan Program, Series E-1, Rev., FHLMC, 5.000%, 11/01/27	851

		5,582

	Transportation — 0.4%
2,105	City of St. Louis, Lambert-St. Louis International Airport, Series B, Rev., AMT, AGM, 5.000%, 07/01/19	2,367

	Total Missouri	7,949

	Montana — 0.0% (g)
	Housing — 0.0% (g)
160	Montana Board of Housing, Single Family Mortgage, Series B, Rev., 5.500%, 12/01/37	165

	Nebraska — 0.3%
	Housing — 0.1%
570	Nebraska Investment Finance Authority, Single Family Housing, Series C, Rev., 5.500%, 03/01/36	579

	Other Revenue — 0.2%
1,000	Central Plains Energy Project, Gas Project No. 3, Rev., 5.000%, 09/01/16	1,120

	Total Nebraska	1,699

	Nevada — 1.5%
	Education — 1.0%
5,445	Nevada System of Higher Education, Series B, Rev., AMBAC, 5.000%, 07/01/19	6,059

	General Obligation — 0.3%
1,360	Las Vegas Convention & Visitors Authority, Rev., AMBAC, 5.000%, 07/01/29	1,472

	Housing — 0.2%
490	Nevada Housing Division, Multi-Unit Housing, Citivista Project, Series A, Rev., FNMA COLL, 5.450%, 10/01/15	492

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
677	Nevada Rural Housing Authority, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.200%, 11/01/40	717

		1,209

	Total Nevada	8,740

	New Hampshire — 1.2%
	Housing — 0.2%
1,155	New Hampshire Housing Finance Authority, Single Family Mortgage, Series E, Rev., 6.625%, 07/01/38	1,283

	Other Revenue — 1.0%
	City of Manchester, School Facilities,
3,545	Rev., NATL-RE, 5.500%, 06/01/24	4,616
900	Rev., NATL-RE, 5.500%, 06/01/27	1,200

		5,816

	Total New Hampshire	7,099

	New Jersey — 1.8%
	General Obligation — 0.3%
1,215	Egg Harbor Township Board of Education, GO, AGM, 5.750%, 07/15/24	1,633

	Other Revenue — 1.1%
500	Gloucester County Improvement Authority, Solid Waste Resource Recovery, Waste Management, Inc., Project, Series A, Rev., VAR, 2.125%, 12/01/17	516
250	New Jersey Educational Facilities Authority, College of New Jersey Issue, Series A, Rev., 5.000%, 07/01/18	297
1,300	New Jersey Higher Education Student Assistance Authority, Series 1, Rev., 5.000%, 12/01/16	1,455
	Tobacco Settlement Financing Corp.,
1,155	Series 1A, Rev., 5.000%, 06/01/16	1,286
2,550	Series 1A, Rev., 5.000%, 06/01/19	2,865

		6,419

	Transportation — 0.4%
2,000	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 5.500%, 12/15/21	2,515

	Total New Jersey	10,567

	New Mexico — 0.8%
	General Obligation — 0.2%
1,000	New Mexico Finance Authority, State Transportation, Senior Lien, Series B, Rev., 5.000%, 06/15/17	1,183

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — 0.6%
	New Mexico Mortgage Finance Authority, Single Family Mortgage,
1,545	Series B-3, Rev., AMT, GNMA/FNMA/FHLMC, 4.200%, 07/01/28	1,582
465	Series C, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	493
1,400	Series D-1, Rev., AMT, GNMA/FNMA/FHLMC, 5.850%, 01/01/37	1,514

		3,589

	Total New Mexico	4,772

	New York — 7.8%
	Certificate of Participation/Lease — 2.6%
5,010	New York State Dormitory Authority, Court Facilities Lease, Series A, Rev., AMBAC, 5.500%, 05/15/20	6,188
2,490	New York State Dormitory Authority, Mental Health Services, Unrefunded Balance, Series B, Rev., 6.000%, 08/15/16	2,710
5,900	New York State Dormitory Authority, Personal Education, Series C, Rev., 5.000%, 03/15/26	6,869

		15,767

	Education — 1.0%
5,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.000%, 03/15/21	5,791

	General Obligation — 0.2%
830	New York City, Unrefunded Balance, Series D, GO, 5.000%, 11/01/22	895

	Housing — 0.3%
1,700	New York State Mortgage Agency, 39th Series, Rev., 5.000%, 04/01/28	1,819

	Other Revenue — 2.5%
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Series A, Rev., 5.000%, 11/15/29	3,600
3,000	New York City Municipal Water Finance Authority, Water & Sewer System, 2nd General Resolution, Series EE, Rev., 5.000%, 06/15/29	3,596
	New York State Environmental Facilities Corp., State Clean Water & Drinking, Revolving Fund, 2nd Resolution,
2,500	Series A, Rev., 5.250%, 06/15/27	3,037
3,000	Series B, Rev., 5.000%, 06/15/28	3,601
1,000	Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels, General Purpose, Series B, Rev., 5.000%, 11/15/29	1,202

		15,036

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — 0.2%
870	New York City, Prerefunded Balance, Series D, GO, 5.000%, 11/01/14 (p)	939

	Special Tax — 0.4%
2,000	New York State Dormitory Authority, Personal Income Tax, Series A, Rev., 5.250%, 02/15/24	2,416

	Transportation — 0.6%
3,145	Metropolitan Transportation Authority, Dedicated Tax Fund, Series B, Rev., 5.250%, 11/15/24	3,803

	Total New York	46,466

	North Carolina — 2.4%
	Education — 0.9%
3,300	Board of Governors of the University of North Carolina, Appalachian State Charlotte Pool, Series B-1, Rev., 5.250%, 10/01/23	3,967
1,355	University of North Carolina System, Series A, Rev., 5.250%, 10/01/23	1,644

		5,611

	Housing — 0.6%
280	Asheville Housing Authority, Multi-Family Housing, Battery Park Apartments, Series A, Rev., GNMA, 3.900%, 08/20/15	284
	North Carolina Housing Finance Agency, Home Ownership,
520	Series 23-A, Rev., AMT, 5.000%, 07/01/36	525
720	Series 26-A, Rev., AMT, 5.500%, 01/01/38	732
1,705	Series 30-A, Rev., AMT, 5.500%, 01/01/39	1,774

		3,315

	Other Revenue — 0.2%
1,250	Wake County, Hammond Road Detention Center, Rev., 5.000%, 06/01/24	1,500

	Water & Sewer — 0.7%
3,330	City of Charlotte, Water & Sewer System, Rev., 5.250%, 07/01/22	4,095

	Total North Carolina	14,521

	North Dakota — 1.2%
	General Obligation — 0.2%
1,305	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series F, Rev., AMT, 4.500%, 01/01/35	1,381

	Housing — 0.3%
1,585	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series B, Rev., 5.000%, 07/01/28	1,698

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	27

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Industrial Development Revenue/Pollution Control Revenue — 0.4%
2,000	McLean County, Solid Waste Facilities, Great River Energy Project, Series A, Rev., 4.875%, 07/01/26	2,186

	Other Revenue — 0.3%
1,765	North Dakota Housing Finance Agency, Home Mortgage Finance Program, Series D, Rev., 4.500%, 01/01/29	1,881

	Total North Dakota	7,146

	Ohio — 3.9%
	General Obligation — 1.4%
1,500	Lakota Local School District, Unlimited Tax, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/25	1,958
5,000	Ohio State, Full Faith & Credit Infrastructure Improvement, Series A, GO, 5.500%, 02/01/20	6,317

		8,275

	Housing — 0.4%
230	Cuyahoga County, Multi-Family Housing Mortgage, Carter Manor Apartments Project, Rev., GNMA, 4.000%, 09/20/14	234
35	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities Program, Series B, Rev., AMT, GNMA COLL, 4.650%, 09/01/20	35
	Summit County Port Authority, Eastland Woods Project, Multi-Family Housing,
185	Series A, Rev., FHA, GNMA COLL, 4.000%, 12/20/14	187
580	Series A, Rev., FHA, GNMA COLL, 4.350%, 12/20/19	603
1,020	Series A, Rev., FHA, GNMA COLL, 4.750%, 12/20/26	1,059

		2,118

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
200	Cleveland-Cuyahoga County Port Authority, Series B, Rev., 4.500%, 05/15/30	186
1,000	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	1,001
205	Cleveland-Cuyahoga County Port Authority, Council for Economic Opportunities Project, Series A, Rev., LOC: Fifth Third Bank, 6.250%, 05/15/16	206

		1,393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.9%
1,300	American Municipal Power, Inc., Prairie State Energy Campus Project, Series A, Rev., 5.250%, 02/15/21	1,522
1,000	City of Columbus, Sewerage System, Series A, Rev., 5.000%, 06/01/23	1,170
85	Ohio Housing Finance Agency, Single Family Mortgage, Series 1, Rev., 5.000%, 11/01/28	92
2,020	Ohio State, Parks & Recreation Capital Facilities, Lease Appropriation Parks & Recreation Improvement Fund Projects, Series A, Rev., 5.000%, 12/01/18	2,422

		5,206

	Water & Sewer — 1.0%
5,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/17	5,981

	Total Ohio	22,973

	Oklahoma — 1.1%
	Housing — 0.8%
109	IDK Partners III Trust, Mortgage Pass-Through Certificates, Series A, Rev., 5.100%, 08/01/23 (i)	109
	Oklahoma County Home Finance Authority, Single Family Mortgage-Backed Securities Program,
2,130	Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.400%, 10/01/38	2,197
620	Series A-2, Rev., GNMA, 5.700%, 04/01/36	621
1,480	Oklahoma Housing Finance Agency, Homeownership Loan Program, Single Family Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 4.375%, 09/01/27	1,586

		4,513

	Other Revenue — 0.3%
1,405	Oklahoma Development Finance Authority, Department of Corrections Project, Rev., 5.000%, 04/01/22	1,744

	Total Oklahoma	6,257

	Oregon — 1.8%
	General Obligation — 0.2%
1,000	City of Portland, River District Urban Renewal & Redevelopment, Tax Allocation, Series B, Rev., 5.000%, 06/15/18	1,169

	Housing — 0.9%
1,185	Multi-Family Housing, Bond Pass-Through Certificates, Grand Reserve Apartments, Series 8, Rev., VAR, 5.950%, 11/01/23	1,185

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Housing — Continued
1,460	Multi-Family Housing, Pass-Through Certificates, Valencia Apartments of Bernalilo, Series 2, Rev., VAR, 5.850%, 05/01/16	1,461
2,555	Oregon State Facilities Authority, Multifamily Housing, Cascadian Terrace Apartments, Series A, Rev., VAR, LOC: Bank of the West, 5.100%, 11/01/17	2,571

		5,217

	Other Revenue — 0.7%
1,040	Oregon State Department of Administrative Services, Lottery, Series A, Rev., AGM, 5.000%, 04/01/26	1,193
2,810	Oregon State Housing & Community Services Department, Single-Family Mortgage Program, Series B, Rev., AMT, 5.000%, 07/01/30	3,010

		4,203

	Total Oregon	10,589

	Pennsylvania — 4.1%
	Education — 0.8%
4,000	University of Pittsburgh of the Commonwealth System of Higher Education, University Capital Project, Series B, Rev., 5.250%, 09/15/26	4,855

	Housing — 0.1%
425	Allegheny County Residential Finance Authority, Single Family Mortgage, Series TT, Rev., AMT, GNMA/FNMA, 5.750%, 05/01/37	432
30	Philadelphia Authority for Industrial Development, Senior Living, Arbor House Project, Series E, Rev., 4.700%, 07/01/13	30
20	Philadelphia Authority for Industrial Development, Senior Living, Rieder House Project, Series A, Rev., 4.700%, 07/01/13	20
25	Philadelphia Authority for Industrial Development, Senior Living, Saligman House Project, Series C, Rev., 4.700%, 07/01/13	25

		507

	Industrial Development Revenue/Pollution Control Revenue — 0.3%
1,500	Pennsylvania Economic Development Financing Authority, Solid Waste, Waste Management, Inc. Project, Series A, Rev., VAR, 3.700%, 05/01/15	1,573

	Other Revenue — 2.2%
	Allegheny County Airport Authority,
3,000	Series 2B, Rev., FGIC, 5.000%, 01/01/18	3,413
1,500	Series A-1, Rev., AMT, 5.000%, 01/01/22	1,737

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,000	Pennsylvania Economic Development Financing Authority, People Energy Supply, LLC Project, Series A, Rev., VAR, 3.000%, 09/01/15	3,132
1,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series B, Rev., 5.000%, 01/01/21	1,204
2,000	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/19	2,354
1,250	State Public School Building Authority, Philadelphia School District Project, Rev., 5.000%, 04/01/27	1,427

		13,267

	Resource Recovery — 0.7%
3,925	Harrisburg Authority, Resource Recovery Facility, Series D-2, Rev., VAR, AGM, 5.000%, 12/01/13	3,936

	Total Pennsylvania	24,138

	South Carolina — 2.6%
	Certificate of Participation/Lease — 1.1%
3,500	Charleston Educational Excellence Financing Corp., Installment Purchase, Charleston County School District Project, Rev., 5.250%, 12/01/22	3,902
2,560	City of Columbia, Public Facilities Corp., Tourism Development Fee Pledge, COP, AMBAC, 5.250%, 06/01/20	2,586

		6,488

	General Obligation — 1.1%
5,855	York County School District No. 1, Series A, GO, SCSDE, 5.250%, 03/01/24	6,943

	Hospital — 0.2%
1,090	Lexington County Health Services District, Inc., Rev., 6.000%, 05/01/14	1,155

	Other Revenue — 0.2%
1,005	South Carolina State Housing Finance & Development Authority, Series 1, Rev., GNMA/FNMA/FHLMC, 5.000%, 01/01/28	1,092

	Total South Carolina	15,678

	South Dakota — 0.5%
	Housing — 0.3%
1,700	South Dakota Housing Development Authority, Home Ownership Mortgage, Series E, Rev., 6.000%, 11/01/38	1,749

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	29

JPMorgan Municipal Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Other Revenue — 0.2%
1,000	South Dakota Health & Educational Facilities Authority, Regional Health, Rev., 5.000%, 09/01/17	1,166

	Total South Dakota	2,915

	Tennessee — 3.3%
	General Obligation — 0.5%
2,790	Tennessee Housing Development Agency, Home Ownership Program, Series 1C, Rev., AMT, 3.750%, 01/01/25	2,791

	Housing — 1.2%
1,970	Memphis Health, Educational & Housing Facility Board, Multi-Family Housing, Hillcrest Apartments Project, Rev., VAR, AMT, FHLMC, LIQ: FHLMC, 5.000%, 10/01/17	2,151
920	Tennessee Housing Development Agency, Home Ownership Program, Series 2007-1, Rev., AMT, 5.500%, 01/01/38	958
	Tennessee Housing Development Agency, Housing Finance Program,
2,105	Series A-1, Rev., 5.000%, 01/01/27	2,255
1,635	Series A-2, Rev., AMT, 4.200%, 07/01/25	1,769

		7,133

	Transportation — 0.2%
	Memphis-Shelby County Airport Authority,
1,000	Series B, Rev., AMT, 5.750%, 07/01/25	1,190

	Utility — 0.4%
2,000	Tennessee Energy Acquisition Corp., Gas Project, Series A, Rev., 5.250%, 09/01/21	2,345

	Water & Sewer — 1.0%
5,000	Nashville & Davidson County Metropolitan Government, Water & Sewer, Series A, Rev., AGM, 5.250%, 01/01/21	6,340

	Total Tennessee	19,799

	Texas — 9.2%
	General Obligation — 3.4%
1,150	Conroe Independent School District, Unlimited Tax School Building, GO, PSF-GTD, 5.000%, 02/15/19	1,396
4,000	Fort Bend County, Limited Tax, GO, 5.250%, 03/01/28	4,661
2,335	Keller Independent School District, Unlimited Tax School Building, GO, 5.250%, 02/15/26	2,782
2,000	Port of Houston Authority, Series D-1, GO, 5.000%, 10/01/24	2,444
1,895	State of Texas, College Student Loans, Series A, GO, 5.250%, 08/01/19	2,264

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,015	Texas Transportation Commission, Mobility Fund, GO, 5.000%, 04/01/30	1,172
2,000	Texas Transportation Commission, State Highway Improvement, Series A, GO, 5.000%, 04/01/30	2,421
2,500	Wichita Falls Independent School District, School Building, GO, PSF-GTD, 5.000%, 02/01/25	2,890

		20,030

	Housing — 1.2%
1,645	Nortex Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Housing, Series A, Rev., GNMA/FNMA/FHLMC, 5.500%, 07/01/38	1,746
470	Texas Department of Housing & Community Affairs, Single Family Mortgage, Series D, Rev., AMT, 4.400%, 03/01/28	472
1,261	Texas State Affordable Housing Corp., Single Family Mortgage, Series C, Rev., GNMA/FNMA/FHLMC, 5.300%, 10/01/39	1,323
2,612	Texas State Affordable Housing Corp., Single Family Mortgage, Professional Educators Home Loan Program, Series A, Rev., GNMA/FNMA/FHLMC, 5.350%, 09/01/39	2,668
245	Texas State Affordable Housing Corp., Single Family Mortgage, Teachers Home Loan Program, Rev., GNMA/FNMA/COLL, 6.200%, 03/01/32	251
461	West Central Regional Housing Finance Corp., Mortgage-Backed Securities Program, Single Family Mortgage, Series A, Rev., AMT, GNMA/FNMA/FHLMC, 5.350%, 12/01/39	485

		6,945

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
900	Harris County Industrial Development Corp., Deer Park Refining Project, Rev., 4.700%, 05/01/18	1,000
2,000	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Limited Partnership Project, Rev., 5.000%, 02/01/23	2,240

		3,240

	Other Revenue — 1.1%
1,750	Texas Department of Housing & Community Affairs, Residential Mortgage, Series A, Rev., GNMA/FNMA/FHLMC, 5.000%, 07/01/29	1,896
4,175	Texas Transportation Commission, State Highway Improvement, First Tier, Rev., 5.000%, 04/01/26	4,811

		6,707

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Transportation — 1.8%
2,000	Dallas Area Rapid Transit, Senior Lien, Rev., AMBAC, 5.000%, 12/01/18	2,314
1,500	Dallas-Fort Worth International Airport, Series A, Rev., 5.000%, 11/01/22	1,694
6,000	Texas Transportation Commission, State Highway Improvement, First Tier, Series A, Rev., 5.000%, 04/01/23	6,763

		10,771

	Utility — 0.2%
950	Harris County Cultural Education Facilities Finance Corp., Thermal Utility, Teco Project, Series A, Rev., 5.000%, 11/15/15	1,063

	Water & Sewer — 1.0%
5,000	Texas Water Development Board, State Revolving Fund, Sub Lien, Series B, Rev., 5.250%, 07/15/24	5,891

	Total Texas	54,647

	Utah — 0.9%
	Certificate of Participation/Lease — 0.2%
970	Utah Transit Authority, Sales Tax, Series C, Rev., AGM, 5.250%, 06/15/29	1,302

	Education — 0.7%
3,245	Utah State Board of Regents, Student Fee and Housing System, Rev., NATL-RE, 5.250%, 04/01/23	4,123

	Housing — 0.0% (g)
40	Utah State Housing Finance Agency, Single Family Mortgage, Series D-2, Rev., FHA/VA MTGS, 5.350%, 07/01/18	40

	Total Utah	5,465

	Vermont — 0.2%
	Other Revenue — 0.2%
965	Vermont Housing Finance Agency, Series B, Rev., AMT, 4.125%, 11/01/42	1,005

	Virginia — 2.0%
	General Obligation — 0.6%
3,000	Virginia Beach, Public Improvement, Series B, GO, 5.000%, 07/15/19	3,725

	Other Revenue — 0.4%
2,050	Virginia Public Building Authority, Public Facilities, Series B, Rev., 5.250%, 08/01/21	2,459

	Resource Recovery — 0.2%
1,110	Virginia Resources Authority, Pooled Financing Program, Series A, Rev., 5.000%, 11/01/17	1,332

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Transportation — 0.8%
4,000	Virginia Commonwealth Transportation Board, U.S. Route 58 Corridor Development Program, Series C, Rev., 5.000%, 05/15/24	4,516

	Total Virginia	12,032

	Washington — 0.1%
	Other Revenue — 0.1%
500	Chelan County Public Utility District No.1, Consolidated System, Series A, Rev., AMT, 5.500%, 07/01/26	597

	West Virginia — 0.5%
	Other Revenue — 0.5%
2,690	West Virginia Economic Development Authority, Correctional Juvenile & Public Safety Facilities, Series A, Rev., 5.000%, 06/01/29	3,141

	Wisconsin — 1.7%
	Education — 0.9%
5,000	State of Wisconsin, Health & Education, Private Placement, Rev., 4.280%, 05/01/29 (i)	5,186

	General Obligation — 0.4%
2,335	State of Wisconsin, Series C, GO, 5.000%, 05/01/23	2,772

	Other Revenue — 0.4%
2,000	State of Wisconsin, General Fund Annual Appropriation, Series A, Rev., 5.750%, 05/01/29	2,439

	Total Wisconsin	10,397

	Total Municipal Bonds (Cost $543,129)	582,716

SHARES
Investment Company — 1.0%
389	Nuveen Premium Income Municipal Fund, Inc. (Cost $5,431)	5,848

Short-Term Investment — 0.5%
	Investment Company — 0.5%
3,235	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $3,235)	3,235

	Total Investments — 99.2% (Cost $551,795)	591,799
	Other Assets in Excess of Liabilities — 0.8%	4,906

	NET ASSETS — 100.0%	$596,705

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	31

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 98.9% (t)
	California — 0.5%
	General Obligation — 0.5%
1,500	Napa Valley Community College District, Election of 2002, Series C, GO, NATL-RE, Zero Coupon, 08/01/20	1,168

	Colorado — 2.0%
	Prerefunded — 2.0%
2,350	Colorado Housing & Finance Authority, Capital Appreciation, Series A, Rev., Zero Coupon, 09/01/14 (p)	2,332
2,810	El Paso County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 05/01/15 (p)	2,774

	Total Colorado	5,106

	Florida — 0.4%
	Transportation — 0.4%
1,000	Miami-Dade County, Aviation, Series B, Rev., AMT, AGM-CR, XLCA, 5.000%, 10/01/19	1,102

	Hawaii — 0.7%
	Water & Sewer — 0.7%
1,500	Honolulu City & County Board of Water Supply, Series B, Rev., AMT, NATL-RE, 5.250%, 07/01/19	1,678

	Illinois — 1.6%
	General Obligation — 0.9%
2,000	Chicago Park District, Alternative Revenue Source, Series D, GO, NATL-RE, FGIC, 5.000%, 01/01/21	2,242

	Water & Sewer — 0.7%
1,500	City of Chicago, Water, Second Lien, Series A, Rev., AMBAC, 5.000%, 11/01/20	1,729

	Total Illinois	3,971

	Kansas — 0.9%
	Prerefunded — 0.9%
1,000	Kansas City, Single Family Mortgage, Municipal Multiplier, Series A, Rev., FHLMC COLL, Zero Coupon, 12/01/14 (p)	991
1,390	Saline County, Single Family Mortgage, Rev., Zero Coupon, 12/01/15 (p)	1,367

	Total Kansas	2,358

	Louisiana — 0.7%
	Prerefunded — 0.7%
1,685	Jefferson Parish Finance Authority, Single Family Mortgage, Rev., FGIC, Zero Coupon, 05/01/17 (p)	1,619

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — 0.6%
	General Obligation — 0.4%
985	New York City, Unrefunded Balance, GO, AGM, 5.000%, 11/01/17	1,062

	Prerefunded — 0.2%
515	New York City, Prerefunded Balance, GO, AGM, 5.000%, 11/01/14 (p)	556

	Total New York	1,618

	Ohio — 89.4%
	Certificate of Participation/Lease — 5.0%
	Ohio State Building Authority, Adult Correctional Facilities,
1,745	Series A, Rev., COP, 5.000%, 10/01/22	2,068
2,030	Series B, Rev., COP, 5.250%, 04/01/15	2,228
1,835	Ohio State Building Authority, State Facilities, Administrative Building Fund, Series A, Rev., COP, 5.000%, 10/01/24	2,140
1,800	Ohio State Department of Administrative Services, State Taxation Accounting & Revenue, COP, 5.000%, 09/01/18	2,160
2,000	State of Ohio, Cultural & Sports Capital Appreciation, Series A, Rev., COP, 5.250%, 10/01/20	2,460
1,235	State of Ohio, Parks & Recreation, Series II-A, Rev., COP, 5.000%, 12/01/20	1,528

		12,584

	Education — 3.0%
180	Ohio State University, General Receipts, Unrefunded Balance, Series B, Rev., 5.250%, 06/01/13 (p)	182
1,000	State of Ohio, Higher Educational Facility, Baldwin-Wallace College Project, Rev., 5.500%, 06/01/14 (p)	1,065
1,650	State of Ohio, Higher Educational Facility, Case Western Reserve University Project, Rev., NATL-RE, 5.250%, 12/01/19	2,035
2,185	State of Ohio, Higher Educational Facility, Otterbein College Project, Series A, Rev., 5.500%, 12/01/23	2,534
1,500	University of Cincinnati, Series G, Rev., NATL-RE, 5.000%, 06/01/18	1,765

		7,581

	General Obligation — 35.6%
1,530	Beavercreek City School District, School Improvement, GO, 5.000%, 12/01/23	1,811
	Cincinnati City School District, Classroom Construction & Improvement,
1,000	GO, NATL-RE, FGIC, 5.250%, 12/01/20	1,264

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,000	GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,866
1,800	GO, NATL-RE, FGIC, 5.250%, 12/01/25	2,348
2,000	City of Akron, Various Purpose, Series A, GO, 5.000%, 12/01/16	2,308
	City of Avon,
1,000	Series B, GO, 5.000%, 12/01/24	1,179
1,000	Series B, GO, 5.000%, 12/01/25	1,186
	City of Cincinnati, Ohio Unlimited Tax Urban Redevelopment Improvement,
1,120	GO, 5.000%, 12/01/25	1,378
1,020	GO, 5.000%, 12/01/26	1,248
1,500	City of Cincinnati, Various Purpose, Series C, GO, 5.000%, 12/01/18	1,750
	City of Cleveland, Various Purpose,
1,240	GO, 5.000%, 12/01/26	1,461
2,200	Series A, GO, AGC, 5.000%, 12/01/22	2,534
1,500	City of Columbus, Series A, GO, 5.000%, 07/01/25	1,826
1,000	City of Columbus School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/24	1,173
214	City of Columbus, Clintonville II Street Light Assessment, Private Placement, GO, 4.400%, 09/01/15	219
	City of Columbus, Various Purpose,
1,000	Series 2012-1, GO, 5.000%, 07/01/20	1,254
1,135	Series 2012-7, GO, 5.000%, 12/01/21	1,447
1,315	Series 2012-7, GO, 5.000%, 12/01/24	1,700
1,385	Series 2012-7, GO, 5.000%, 12/01/25	1,793
1,255	City of Dayton, Various Purpose, Series A, GO, 3.250%, 12/01/16	1,375
	City of Dublin, Various Purpose,
1,000	Series A, GO, 3.000%, 12/01/14	1,044
1,030	Series A, GO, 4.000%, 12/01/16	1,157
1,445	City of New Albany, Various Purpose, GO, 5.000%, 12/01/27	1,724
	City of Strongsville, Various Purpose,
1,000	GO, 5.000%, 12/01/24	1,161
1,000	GO, 5.000%, 12/01/25	1,157
1,000	City of Toledo School District, School Facilities Construction & Improvement, GO, 5.000%, 12/01/23	1,222
1,475	City of Westerville, GO, 5.000%, 12/01/15	1,654
1,775	Columbus City School District, Capital Appreciation, Construction & Improvement, Series B, GO, Zero Coupon, 12/01/18	1,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	Cuyahoga County, Capital Appreciation, Series A, GO, NATL-RE, Zero Coupon, 10/01/13	1,497
1,000	Dublin City School District, Capital Appreciation Bonds, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	982
	Dublin City School District, School Facilities, Construction & Improvement,
1,000	GO, 5.000%, 12/01/24	1,187
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,133
1,000	GO, NATL-RE, 5.000%, 12/01/18	1,183
	Lake County, Building Improvement,
1,010	GO, NATL-RE, 5.000%, 12/01/21	1,107
1,060	GO, NATL-RE, 5.000%, 12/01/22	1,161
1,400	Lake Local School District/Stark County, School Improvement, GO, AGM, 5.000%, 12/01/19	1,537
2,450	Lakewood City School District, Capital Appreciation, GO, AGM, Zero Coupon, 12/01/17	2,325
2,500	Lakota Local School District, Series A, GO, NATL-RE, FGIC, 5.250%, 12/01/24	3,227
1,120	Lebanon City School District, School Construction, GO, AGM, 5.000%, 12/01/21	1,229
1,430	Marysville Exempt Village School District, GO, AGM, 5.000%, 12/01/21	1,598
1,000	New Albany Plain Local School District, Franklin & Licking Counties, Various Purpose, GO, 5.000%, 12/01/25	1,199
2,000	Olentangy Local School District, GO, AGM, 5.000%, 12/01/22	2,251
1,405	Olentangy Local School District, School Facilities, Construction & Improvement, GO, 5.000%, 12/01/22	1,652
1,285	Solid Waste Authority of Central Ohio, Solid Waste Facilities Improvement, GO, 5.000%, 12/01/26	1,555
1,260	Southwest Licking Local School District, GO, NATL-RE, FGIC, 5.750%, 12/01/14	1,346
1,750	State of Ohio, Series A, GO, 5.375%, 09/01/23	2,089
	State of Ohio, Common Schools,
1,000	Series A, GO, 5.000%, 09/15/18	1,214
2,000	Series A, GO, 5.000%, 09/15/22	2,538
1,000	Series A, GO, 5.000%, 09/15/23	1,276
1,250	Series B, GO, 5.000%, 03/15/14 (p)	1,312
1,500	Series B, GO, 5.000%, 09/15/26	1,803
2,720	State of Ohio, Conservation Projects, Series A, GO, 5.000%, 09/01/16	3,132
1,000	State of Ohio, Cultural & Sports Capital Refunding, Series B, GO, AGM, 5.000%, 10/01/15	1,111

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	33

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
1,500	State of Ohio, Infrastructure Improvements, Series D, GO, 5.000%, 03/01/14 (p)	1,572
1,380	Sylvania City School District, School Improvement, GO, AGC, 5.000%, 12/01/23	1,576
1,905	Westlake City School District, Capital Appreciation, School Improvement, Series A, GO, NATL-RE, FGIC, Zero Coupon, 12/01/15	1,863

		89,494

	Hospital — 3.8%
	Ohio Higher Educational Facility Commission, University Hospital Health System,
1,000	Series A, Rev., 5.000%, 01/15/14	1,041
550	Series A, Rev., 5.000%, 01/15/24	616
1,000	Series A, Rev., 5.250%, 01/15/23	1,149
2,500	Richland County, Hospital Facilities, Medcentral Health Systems, Rev., 5.125%, 11/15/21	2,711
2,000	State of Ohio, Higher Educational Facility, Cleveland Clinic Health, Series A, Rev., 5.000%, 01/01/26	2,227
1,500	State of Ohio, Hospital Facility, Cleveland Clinic Health, Rev., 5.000%, 01/01/25	1,699

		9,443

	Housing — 3.8%
800	Cuyahoga County, Multi-Family Housing, Allerton Apartments, Series A, Rev., FHA, GNMA COLL, 4.900%, 08/20/22	897
285	Cuyahoga County, Multi-Family Housing, Clifton Plaza, Rev., GNMA COLL, 4.150%, 06/20/15	293
335	Montgomery County, Multi-Family Housing, Chevy Chase Apartments, Rev., FHLMC, 4.600%, 11/01/15	347
35	Ohio Capital Corp. For Housing, Mortgage, Section 8 Assisted, Series M, Rev., FHA, 5.900%, 02/01/14	35
	Ohio Housing Finance Agency,
1,000	Series A, Rev., AGM, 5.000%, 04/01/22	1,137
500	Series A, Rev., AGM, 5.000%, 04/01/27	563
485	Ohio Housing Finance Agency, Mortgage-Backed Securities Program, Series F, Rev., GNMA/FNMA/FHLMC, 4.250%, 09/01/16	498
1,390	Ohio Housing Finance Agency, Multi-Family Housing, Hillwood II Project, Rev., AMT, GNMA COLL, 4.850%, 05/20/21	1,496
380	Ohio Housing Finance Agency, Multi-Family Housing, Warren Heights, Series C, Rev., AMT, GNMA COLL, FHA, 4.500%, 11/20/17	385

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Housing — Continued
	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities,
400	Series A, Rev., AMT, GNMA COLL, 4.300%, 03/01/16	416
1,150	Series J, Rev., GNMA/FNMA/FHLMC, 5.900%, 09/01/23	1,194
1,550	Summit County Port Authority, Callis Tower Apartments, Rev., GNMA COLL, FHA, 4.500%, 09/20/17	1,601
570	Trumbull County, Multi-Family Housing, Royal Mall Apartments, Rev., FHA/GNMA, 4.800%, 05/20/17	596

		9,458

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
550	Cleveland-Cuyahoga County Port Authority, Capital Improvement Project, Series A, Rev., 5.375%, 05/15/19	550

	Other Revenue — 16.3%
2,500	Buckeye Tobacco Settlement Financing Authority, Asset-Backed, Series A-1, Rev., 5.000%, 06/01/15	2,705
	City of Cleveland, Parking Facilities,
680	Rev., AGM, 5.000%, 09/15/14	719
320	Rev., AGM, 5.000%, 09/15/14 (p)	342
930	Rev., AGM, 5.250%, 09/15/21	1,127
440	Rev., AGM, 5.250%, 09/15/21 (p)	562
1,000	City of Toledo, Waterworks, Series A, Rev., 5.000%, 11/15/25	1,198
1,285	Cuyahoga Community College District, General Receipts, Series D, Rev., 5.000%, 08/01/27	1,521
490	Cuyahoga County, Cleveland Clinic, Series A, Rev., 6.000%, 07/01/13 (p)	500
1,310	Cuyahoga County, Economic Development, Shaker Square, Series D, Rev., 5.000%, 12/01/25	1,513
1,000	Franklin County, Convention Facilities Authority, Tax and Lease, Rev., 5.000%, 12/01/22	1,167
1,000	Hamilton County, Series A, Rev., AMBAC, 5.000%, 12/01/18	1,144
1,205	Hamilton County, Unrefunded Balance, GO, 5.000%, 12/01/15	1,327
300	Miami University, Rev., 5.000%, 09/01/19	365
	Ohio State Building Authority, State Facilities, Administrative Building Fund,
1,000	Series B, Rev., 5.000%, 10/01/23	1,187
1,220	Series B, Rev., 5.000%, 10/01/24	1,438

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — Continued
2,000	Ohio State Turnpike Commission, Series A, Rev., 5.250%, 02/15/27	2,567
1,000	Ohio State University, General Receipts, Series A, Rev., 4.000%, 06/01/19	1,163
	Ohio State University, General Receipts, Prerefunded Balance,
85	Series D, Rev., 5.000%, 12/01/26 (p)	113
85	Series D, Rev., 5.000%, 12/01/27 (p)	115
500	Ohio State University, General Receipts, Special Purpose, Series A, Rev., 5.000%, 06/01/28	608
	Ohio State University, General Receipts, Unrefunded Balance,
1,915	Series D, Rev., 5.000%, 12/01/26	2,473
1,915	Series D, Rev., 5.000%, 12/01/27	2,465
75	Ohio State Water Development Authority, Unrefunded Balance, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/18	79
	RiverSouth Authority, RiverSouth Area Redevelopment,
2,550	Series A, Rev., 5.000%, 12/01/17	2,852
1,235	Series A, Rev., 5.000%, 12/01/21	1,496
1,000	State of Ohio, Capital Facilities Lease Appropriation, Juvenile Correctional Building Fund Projects, Rev., 5.000%, 10/01/26	1,195
2,125	State of Ohio, Capital Facilities, Mental Health Facilities Improvement Project, Series A, Rev., 5.000%, 06/01/19	2,565
2,000	State of Ohio, Higher Educational Facility, University of Dayton 2013 Project, Rev., 5.000%, 12/01/28	2,351
1,000	State of Ohio, Major Infrastructure Project, Series 2012-1, Rev., 5.000%, 12/15/22	1,258
1,500	State of Ohio, University Hospital Health System, Series A, Rev., 5.000%, 01/15/20	1,766
1,000	Wright State University, General Receipts, Series A, Rev., 5.000%, 05/01/26	1,159

		41,040

	Prerefunded — 3.3%
1,015	City of Cleveland, GO, AMBAC, 5.250%, 12/01/14 (p)	1,104
2,000	City of Columbus School District, School Facilities Construction & Improvement, GO, AGM, 5.250%, 12/01/14 (p)	2,174
	Cuyahoga County, Cleveland Clinic,
1,225	Series A, Rev., 6.000%, 07/01/13 (p)	1,249
145	Hamilton County, GO, 5.000%, 06/01/15 (p)	160
2,685	Ohio Housing Finance Agency, Single Family Mortgage, Rev., FGIC, FHA/VA/PRIV MTGS, Zero Coupon, 07/15/13 (p)	2,308

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Prerefunded — Continued
1,175	Ohio State Water Development Authority, Unrefunded Balance, Drinking Water Assistance Fund, Rev., 5.000%, 06/01/14	1,245

		8,240

	Special Tax — 1.6%
1,000	City of Akron, Community Learning Centers, Series A, Rev., NATL-RE, FGIC, 5.250%, 12/01/13 (p)	1,038
	State of Ohio,
2,500	Series A, Rev., 5.000%, 04/01/18 (p)	2,999

		4,037

	Transportation — 7.8%
	City of Cleveland, Airport System,
2,000	Series A, Rev., AGM-CR, AMBAC, 5.250%, 01/01/20	2,409
1,500	Series C, Rev., AGC, 4.000%, 01/01/16	1,624
1,000	Series C, Rev., AGC, 5.000%, 01/01/16	1,111
1,500	Series C, Rev., AGM, 5.000%, 01/01/19	1,680
2,000	Columbus Regional Airport Authority, Rev., NATL-RE, 5.000%, 01/01/19	2,244
	Ohio State Turnpike Commission,
2,000	Series A, Rev., 5.000%, 02/15/22	2,361
1,185	Series A, Rev., 5.000%, 02/15/23	1,381
5,155	Series A, Rev., NATL-RE, FGIC, 5.500%, 02/15/14	5,413
1,250	State of Ohio, Major Infrastructure Project, Series 2007-1, Rev., AGM, 5.000%, 06/15/17	1,470

		19,693

	Utility — 2.4%
1,000	American Municipal Power-Ohio, Inc., Prairie State Energy Campus, Series A, Rev., AGC, 5.000%, 02/15/24	1,137
	City of Cleveland, Public Power Systems,
1,280	Series A, Rev., NATL-RE, FGIC, 5.000%, 11/15/15	1,414
1,000	Series A-1, Rev., NATL-RE, FGIC, 5.000%, 11/15/20	1,143
	City of Hamilton, Electric Systems,
950	Series A, Rev., AGC, 5.000%, 10/01/20	1,151
1,000	Series A, Rev., AGC, 5.000%, 10/01/21	1,196

		6,041

	Water & Sewer — 6.6%
1,030	City of Akron, Sanitation Sewer System, Rev., NATL-RE, FGIC, 5.375%, 12/01/13	1,056

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	35

JPMorgan Ohio Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
1,000	City of Akron, Waterworks, Rev., AGC, 5.000%, 03/01/18	1,185
	City of Cincinnati, Water Systems,
1,500	Series A, Rev., 5.000%, 12/01/18	1,738
1,000	Sub Series B, Rev., NATL-RE, 5.000%, 12/01/22	1,157
1,220	City of Cleveland, Waterworks, Series O, Rev., NATL-RE, 5.000%, 01/01/19	1,393
2,975	Clermont County, Sewer District, Rev., AMBAC, 5.250%, 08/01/16	3,036
2,000	Ohio State Water Development Authority, Capital Appreciation, Water Quality Fund, Series B, Rev., Zero Coupon, 06/01/17	1,926
2,000	Ohio State Water Development Authority, Drinking Water Assistance Fund, Rev., 5.000%, 12/01/23	2,351
2,000	Ohio State Water Development Authority, Fresh Water, Rev., 5.500%, 12/01/21	2,628

		16,470

	Total Ohio	224,631

	Texas — 2.1%
	General Obligation — 1.1%
1,000	Northside Independent School District, Series D, GO, PSF-GTD, 5.000%, 06/15/18	1,143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
1,500	State of Texas, Transition Community, Mobility Fund, GO, 5.000%, 04/01/19	1,691

		2,834

	Prerefunded — 1.0%
2,500	Southeast Texas Housing Finance Corp., Rev., NATL-RE, Zero Coupon, 09/01/17 (p)	2,398

	Total Texas	5,232

	Total Municipal Bonds (Cost $228,420)	248,483

SHARES
Short-Term Investment — 0.2%
	Investment Company — 0.2%
418	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $418)	418

	Total Investments — 99.1% (Cost $228,838)	248,901
	Other Assets in Excess of Liabilities — 0.9%	2,276

	NET ASSETS — 100.0%	$251,177

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligation — 0.1%
	Agency CMO — 0.1%
733	Federal National Mortgage Association REMICS, Series 2002-36, Class FS, VAR, 0.702%, 06/25/32 (Cost $733)	736

Municipal Bonds — 96.6% (t)
	Alabama — 1.3%
	Other Revenue — 1.0%
1,000	Auburn University, General Fee, Series A, Rev., 5.000%, 06/01/15	1,101
3,480	City of Mobile, Industrial Development Board, Pollution Control, Alabama Power Co. Barry Plant Project, Series A, Rev., VAR, 1.650%, 03/20/17	3,585
8,670	Industrial Development Board of the City of Mobile, Pollution Control, Rev., VAR, 0.580%, 09/13/13	8,679

		13,365

	Prerefunded — 0.3%
3,000	Birmingham Water Works and Sewer Board, Series A, Rev., NATL-RE, FGIC, 5.000%, 01/01/14 (p)	3,151

	Total Alabama	16,516

	Alaska — 0.9%
	General Obligation — 0.9%
	State of Alaska,
8,230	Series A, GO, 5.000%, 08/01/17	9,803
2,000	Series B, GO, 5.000%, 08/01/18	2,443

	Total Alaska	12,246

	Arizona — 0.8%
	Certificate of Participation/Lease — 0.3%
3,625	Salt River Project Agricultural Improvement & Power District, COP, NATL-RE, 5.000%, 12/01/18	3,747

	General Obligation — 0.5%
3,755	Maricopa County, Unified School District No. 11-Peoria, GO, 5.000%, 07/01/18	4,493
1,950	University of Arizona, Board of Regents, COP, 5.000%, 06/01/16	2,202

		6,695

	Total Arizona	10,442

	California — 4.8%
	General Obligation — 0.9%
8,580	San Francisco Unified School District, GO, 5.000%, 06/15/18	10,389
1,510	San Rafael City High School District, GO, 4.000%, 08/01/16	1,687

		12,076

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 3.4%
2,500	Alameda County Joint Powers Authority, Rev., 4.000%, 12/01/14	2,657
1,160	California Health Facilities Financing Authority, Memorial Health Services, Series A, Rev., 5.000%, 10/01/16	1,331
3,000	California Infrastructure & Economic Development Bank, The J. Paul Getty Trust, Series A-1, Rev., VAR, 0.610%, 04/01/14	3,011
	California State Public Works Board, Various Capital Projects,
2,000	Series A, Rev., 4.000%, 04/01/14	2,080
8,815	Series A, Rev., 5.000%, 04/01/15	9,639
1,500	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VAR, 1.060%, 05/01/17	1,506
	City of Los Angeles Department of Airports,
1,350	Series C, Rev., 4.000%, 05/15/17	1,526
1,015	Series C, Rev., 4.000%, 05/15/18	1,166
1,000	Series C, Rev., 5.000%, 05/15/19	1,221
	Contra Costa Transportation Authority, Sales Tax,
1,000	Series B, Rev., 4.000%, 03/01/18	1,157
1,600	Series B, Rev., 5.000%, 03/01/18	1,930
1,750	Series B, Rev., 5.000%, 03/01/19	2,153
5,000	Los Angeles Department of Water & Power, Power System, Series A, Rev., 4.000%, 07/01/17 (w)	5,705
2,500	Los Angeles Municipal Improvement Corp., Series A, Rev., 5.000%, 03/01/15	2,706
5,000	Metropolitan Water District of Southern California, Series C, Rev., 5.000%, 07/01/18	6,093

		43,881

	Prerefunded — 0.5%
5,250	Golden State Tobacco Securitization Corp., Asset-Backed, Series A-4, Rev., 7.800%, 06/01/13 (p)	5,353
1,635	State of California, Economic Recovery, Series A, GO, NATL-RE, 5.250%, 07/01/13 (p)	1,663

		7,016

	Total California	62,973

	Colorado — 1.9%
	General Obligation — 0.4%
4,075	City & County of Denver, Series B, GO, 4.000%, 12/01/19	4,774

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	37

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Housing — 0.0% (g)
5	El Paso County, Single Family Mortgage, Series A, Rev., 6.200%, 11/01/24	5

	Other Revenue — 0.5%
1,250	Colorado Educational & Cultural Facilities Authority, University of Denver Project, Rev., 4.000%, 03/01/15 (w)	1,331
5,000	Colorado Housing and Finance Authority, Colorado Unemployment Compensation Fund, Series A, Rev., 5.000%, 05/15/14	5,283

		6,614

	Prerefunded — 0.2%
2,165	Douglas County School District No Re-1 Douglas & Elbert Counties, GO, NATL-RE, FGIC, 5.750%, 12/15/14 (p)	2,376

	Transportation — 0.8%
10,000	Colorado Department of Transportation, Series B, Rev., NATL-RE, 5.500%, 06/15/14	10,677

	Total Colorado	24,446

	Connecticut — 2.2%
	Education — 0.2%
2,050	Connecticut State Higher Education Supplement Loan Authority, Family Education Loan Program, Series A, Rev., NATL-RE, 4.375%, 11/15/13	2,090

	General Obligation — 1.0%
6,005	State of Connecticut, Series A, GO, AGM, 5.000%, 12/15/16	6,977
5,050	State of Connecticut, Second Lien, Transportation Infrastructure, Special Tax, Series 1, 5.000%, 02/01/15	5,499
1,000	Town of Glastonbury, GO, 5.000%, 05/15/14	1,058

		13,534

	Other Revenue — 1.0%
1,100	Connecticut Development Authority, Polution Control, The Connecticut Light & Power Company Project, Series B, Rev., VAR, 1.250%, 09/03/13	1,105
	State of Connecticut, Transportation Infrastructure, Special Tax,
4,265	Series A, Rev., 5.000%, 12/01/17	5,106
5,750	Series B, Rev., 5.000%, 12/01/17	6,884

		13,095

	Total Connecticut	28,719

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Delaware — 2.1%
	General Obligation — 1.9%
	State of Delaware,
120	GO, 5.000%, 07/01/19	149
6,000	Series 2009C, GO, 5.000%, 10/01/16	6,961
14,590	Series A, GO, 5.000%, 07/01/17	17,348

		24,458

	Other Revenue — 0.2%
2,500	Delaware Transportation Authority, Transportation System, Rev., 5.000%, 07/01/18	3,029

	Total Delaware	27,487

	District of Columbia — 0.6%
	Other Revenue — 0.5%
5,000	District of Columbia, Income Tax Secured, Series C, Rev., 5.000%, 12/01/18	6,117

	Water & Sewer — 0.1%
1,725	District of Columbia Water & Sewer Authority, Sub Lien, Series A, Rev., AGC, 5.000%, 10/01/13	1,774

	Total District of Columbia	7,891

	Florida — 3.0%
	Other Revenue — 1.7%
2,000	Broward County, Main Court House Project, Series A, Rev., 5.000%, 10/01/15	2,212
550	City of Jacksonville, Series B, Rev., 5.000%, 10/01/17	644
3,500	Escambia County, Florida Solid Waste Disposal, Gulf Power Company Project, Rev., VAR, 1.350%, 06/02/15	3,551
6,000	Escambia County, Pollution Control, Rev., VAR, 1.550%, 06/15/16	6,107
4,140	Jea Electric System, Series A, Rev., 5.000%, 10/01/16	4,784
1,000	Lee County, Rev., 5.000%, 10/01/17	1,164
3,000	Tampa Sports Authority, Sales Tax, Rev., AGM, 5.000%, 01/01/16	3,253

		21,715

	Water & Sewer — 1.3%
	Miami-Dade County, Water & Sewer Systems,
1,645	Series B, Rev., AGM, 5.000%, 10/01/13	1,690
5,000	Series B, Rev., AGM, 5.000%, 10/01/14	5,358
	Tampa Bay Water Utility System, Water Supply Authority,
5,000	Rev., NATL-RE, FGIC, 5.000%, 10/01/13	5,140

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Water & Sewer — Continued
5,000	Rev., NATL-RE, FGIC, 5.250%, 10/01/15	5,607

		17,795

	Total Florida	39,510

	Georgia — 3.1%
	General Obligation — 2.5%
1,500	Association County Commisioners of Georgia Leasing Program, Effingham County Project, COP, 4.000%, 09/01/16 (w)	1,642
5,305	Atlanta Independent School System, Series B, COP, 5.000%, 03/01/15	5,730
4,210	Bulloch County School District, Sales Tax, Series A, GO, 4.000%, 05/01/16	4,646
5,365	DeKalb County, Special Transportation Parks & Greenspace, GO, 5.000%, 12/01/15	5,919
3,100	Henry County School District, GO, NATL-RE, FGIC, 5.000%, 08/01/14 (p)	3,309
10,000	State of Georgia, Series I, GO, 5.000%, 07/01/18	12,186

		33,432

	Other Revenue — 0.6%
3,000	Burke County Development Authority, Georgia Power Company Plant Vogtle Project, Rev., VAR, 1.400%, 04/01/15	3,047
	Camden County Public Service Authority, St. Mary’s Project,
1,230	Rev., 5.000%, 12/01/15	1,379
1,685	Rev., 5.000%, 12/01/16	1,950
1,000	Henry County & Henry County Water & Sewer Authority, Series A, Rev., 4.000%, 02/01/16	1,096

		7,472

	Total Georgia	40,904

	Hawaii — 2.0%
	General Obligation — 2.0%
5,000	City & County of Honolulu, Series A, GO, NATL-RE, 5.000%, 07/01/13	5,082
	State of Hawaii,
2,205	Series D, GO, 5.000%, 06/01/16 (p)	2,527
10,160	Series DY, GO, 5.000%, 02/01/20	12,563
5,000	Series EA, GO, 5.000%, 12/01/16	5,816

	Total Hawaii	25,988

	Illinois — 4.3%
	General Obligation — 0.7%
2,350	Chicago Park District, Series D, GO, 5.000%, 01/01/15	2,546

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
	Du Page Cook & Will Counties Community College District No. 502,
1,530	Series B, GO, 4.000%, 01/01/15	1,632
1,585	Series B, GO, 4.000%, 01/01/16	1,740
1,120	Village of Schaumburg, Series A, GO, 4.000%, 12/01/18	1,300
2,250	Village of Wilmette, GO, 4.125%, 12/01/16	2,543

		9,761

	Industrial Development Revenue/Pollution Control Revenue — 0.0% (g)
580	City of Chicago, Pilsen Redevelopment, Tax Allocation, Series A, Rev., AMBAC, 4.350%, 06/01/13	579

	Other Revenue — 1.6%
1,790	Illinois Educational Facilities Authority, Medical Term-Field Museum, Rev., VAR, 4.450%, 11/01/14	1,889
6,000	Illinois Finance Authority, Advocate Health Care Network, Series A-1, Rev, VAR, 5.000%, 01/15/20	7,239
	State of Illinois, Unemployment Insurance Fund Building Receipts,
5,000	Series A, Rev., 5.000%, 06/15/16	5,724
5,000	Series C, Rev., 1.500%, 06/15/21	5,014

		19,866

	Prerefunded — 2.0%
6,775	City of Chicago, Series A, GO, AGM, 5.000%, 01/01/14 (p)	7,048
	Illinois State Toll Highway Authority, Senior Priority,
14,425	Series A-2, Rev., AGM, 5.000%, 07/01/16 (p)	16,584
2,000	Will & Kendall Counties Community Consolidated School District 202, School Building, Series A, GO, FGIC, 5.000%, 07/01/13 (p)	2,033

		25,665

	Total Illinois	55,871

	Indiana — 3.3%
	Education — 0.2%
2,375	Indiana University, Student Fee, Series T-1, Rev., 5.000%, 08/01/14	2,535

	General Obligation — 0.1%
1,000	Indianapolis-Marion County Public Library, GO, 5.000%, 01/01/16	1,119

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	39

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Revenue — 1.4%
1,000	Franklin Township-Marion County Multiple School Building Corp., First Mortgage, Rev., 5.000%, 07/10/14	1,063
1,900	Indiana Finance Authority, Ascension Health, Series A-8, Rev., VAR, 5.000%, 07/28/16	2,162
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 4.000%, 02/01/15	5,347
	Indiana Municipal Power Agency, Power Supply System,
1,085	Series A, Rev., 5.000%, 01/01/17	1,251
1,000	Series A, Rev., 5.000%, 01/01/18	1,181
1,250	Series A, Rev., 5.000%, 01/01/19	1,505
	Indianapolis Local Public Improvement Bond Bank,
2,100	Series D, Rev., 5.000%, 06/01/14	2,218
3,320	Series D, Rev., 5.000%, 06/01/17	3,850

		18,577

	Prerefunded — 1.6%
4,775	Carmel School Building Corp., First Mortgage, Rev., NATL-RE, 5.000%, 07/15/13 (p)	4,863
3,855	Franklin Community Multi-School Building Corp., First Mortgage, Rev., FGIC, 5.000%, 07/15/14 (p)	4,108
2,100	Indiana Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	2,233
9,000	Indiana Transportation Finance Authority, Series A, Rev., FGIC, 5.250%, 06/01/14 (p)	9,569

		20,773

	Total Indiana	43,004

	Iowa — 0.4%
	General Obligation — 0.2%
2,320	City of West Des Moines, Series B, GO, 5.000%, 06/01/16	2,651

	Other Revenue — 0.2%
2,000	Iowa Higher Education Loan Authority, Private College Facility, Rev., 4.000%, 12/01/13	2,058

	Total Iowa	4,709

	Kansas — 0.6%
	Other Revenue — 0.6%
	City of Wichita, Hospital Facilities, Refunding and Improvement,
450	Series IV-A, Rev., 4.000%, 11/15/13	461
200	Series IV-A, Rev., 4.000%, 11/15/14	212
1,000	Kansas Development Finance Authority, Kansas State Projects, Series E-1, Rev., 5.000%, 11/01/14	1,076

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
3,400	Kansas State Department Transportation Highway, Series C, Rev., 5.000%, 09/01/17	4,059
	Wyandotte County-Kansas City Unified Government, Sales Tax, Redevelopment Project Area B, Sub Lien,
1,000	Rev., 4.000%, 12/01/15	1,091
1,000	Rev., 5.000%, 12/01/16	1,155

	Total Kansas	8,054

	Kentucky — 1.5%
	Other Revenue — 1.1%
1,000	Kentucky Infrastructure Authority, Wastewater & Drinking Water Revolving Fund, Series A, Rev., 4.000%, 02/01/17	1,128
5,125	Kentucky State Property & Buildings Commission, Project 93, Rev., AGC, 5.250%, 02/01/19	6,263
3,820	Kentucky State Property & Buildings Commission, Project 95, Series A, Rev., 5.000%, 08/01/13	3,897
2,500	Kentucky Turnpike Authority, Revitalization Projects, Series A, Rev., 5.000%, 07/01/16	2,863

		14,151

	Prerefunded — 0.4%
5,310	Kentucky State Property & Buildings Commission, Project 85, Rev., AGM, 5.000%, 08/01/15 (p)	5,904

	Total Kentucky	20,055

	Louisiana — 1.6%
	General Obligation — 0.3%
3,760	State of Louisiana, Series B, 5.000%, 05/15/14	3,977

	Other Revenue — 1.0%
7,605	State of Louisiana, Gas & Fuel Tax Revenue, Second Lien, Series A, Rev., VAR, 0.860%, 06/01/13	7,610
5,085	State of Louisiana, Office Facilities Corp., Capitol Complex Program, Rev., 5.000%, 11/01/17	5,950

		13,560

	Prerefunded — 0.3%
3,010	City of Baton Rouge/Parish of East Baton Rouge, Public Improvement, Series ST, Rev., AMBAC, 5.125%, 02/01/14 (p)	3,177

	Total Louisiana	20,714

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Maine — 0.9%
	General Obligation — 0.7%
	State of Maine,
6,000	Series B, GO, 5.000%, 06/01/18	7,261
2,675	Series C, GO, 4.000%, 06/01/13	2,702

		9,963

	Prerefunded — 0.2%
2,000	Maine Municipal Bond Bank, Series B, Rev., 5.000%, 11/01/14 (p)	2,159

	Total Maine	12,122

	Maryland — 2.6%
	General Obligation — 2.1%
1,590	Anne Arundel County, Water & Sewer System, GO, 5.000%, 04/01/15	1,744
3,250	Harford County, Public Improvement, GO, 4.500%, 12/01/13	3,358
4,565	Montgomery County, Public Improvements, CONS, Series A, GO, 5.000%, 11/01/20	5,785
	Prince George’s County, Public Improvement,
1,500	GO, 5.500%, 10/01/13	1,548
3,000	Series A, GO, 5.000%, 07/15/13	3,055
11,275	State of Maryland, State and Local Facilities, Series A, GO, 5.000%, 11/01/14	12,173

		27,663

	Other Revenue — 0.5%
5,000	Maryland State Department of Transportation County Transportation, Rev., 5.000%, 03/01/16	5,676

	Total Maryland	33,339

	Massachusetts — 3.4%
	Education — 0.6%
7,250	Massachusetts School Building Authority, Series A, Rev., 5.000%, 05/15/15	7,996

	General Obligation — 0.5%
1,450	City of Boston, Series A, GO, 4.000%, 04/01/19	1,702
5,000	Commonwealth of Massachusetts, Series D, GO, NATL-RE, 5.500%, 11/01/13	5,182

		6,884

	Industrial Development Revenue/Pollution Control Revenue — 0.1%
1,500	Massachusetts Water Pollution Abatement, State Revolving Fund, Series 14, Rev., 5.000%, 08/01/13	1,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 0.8%
2,335	Commonwealth of Massachusetts, Special Obligation, Series A, Rev., AGM, 5.500%, 06/01/16	2,704
4,845	Massachusetts Health & Educational Facilities Authority, Various Amherst College, Series K-2, Rev., VAR, 1.700%, 11/01/16	4,999
1,900	Massachusetts State College Building Authority, Series A, Rev., AMBAC, 5.000%, 05/01/16 (p)	2,165

		9,868

	Prerefunded — 1.1%
	Commonwealth of Massachusetts,
2,000	Series A, GO, AMBAC, 6.500%, 11/01/14 (p)	2,211
500	Series B, GO, 5.000%, 08/01/14 (p)	534
5,000	Series D, GO, 5.250%, 10/01/13 (p)	5,149
2,345	University of Massachusetts Building Authority Project, Series 04-1, Rev., AMBAC, 5.375%, 11/01/14 (p)	2,546
3,515	University of Massachusetts Building Authority, Commonwealth Guaranteed, Series 4-A, Rev., NATL-RE, 5.250%, 11/01/14 (p)	3,812

		14,252

	Special Tax — 0.3%
3,360	Massachusetts Bay Transportation Authority, Series B, Rev., 5.250%, 07/01/14	3,588

	Total Massachusetts	44,119

	Michigan — 1.8%
	General Obligation — 0.5%
1,645	Southfield Public Schools, GO, NATL-RE, Q-SBLF, 5.000%, 05/01/15	1,796
4,400	State of Michigan, GO, 5.500%, 12/01/15	5,009

		6,805

	Other Revenue — 1.0%
2,060	Lansing Board of Water & Light, Utility System, Series A, Rev., 5.000%, 07/01/16	2,335
	Michigan Finance Authority, Local Government Loan Program,
1,290	Series B, Rev., 4.000%, 11/01/18	1,461
675	Series B, Rev., 4.000%, 11/01/19	766
455	Series B, Rev., 4.000%, 11/01/20	517
6,355	Michigan Municipal Bond Authority, Clean Water State Revolving Fund, Rev., 5.000%, 10/01/20	7,486

		12,565

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	41

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — 0.1%
1,070	Van Buren Charter Township Local Development Finance Authority, Tax Increment, GO, FGIC, 5.250%, 04/01/13 (p)	1,075

	Transportation — 0.2%
2,825	Wayne County Airport Authority, Rev., NATL-RE, FGIC, 5.000%, 12/01/14	3,041

	Total Michigan	23,486

	Minnesota — 1.6%
	General Obligation — 1.4%
5,650	Metropolitan Council, Series E, GO, 5.000%, 09/01/14	6,056
	State of Minnesota,
6,565	GO, 5.000%, 08/01/13	6,700
5,555	GO, 5.000%, 10/01/15	6,217

		18,973

	Hospital — 0.2%
2,000	St. Paul Housing & Redevelopment Authority, Series A, Rev., NATL-RE, 5.000%, 11/15/14	2,152

	Total Minnesota	21,125

	Mississippi — 0.2%
	General Obligation — 0.2%
2,000	State of Mississippi, Nissan North America, Inc. Project, Series B, GO, 5.000%, 11/01/15	2,242

	Missouri — 0.4%
	General Obligation — 0.2%
2,130	Columbia School District, GO, 4.000%, 03/01/14	2,209

	Other Revenue — 0.2%
2,895	Kansas City Industrial Development Authority, Series A, Rev., AMBAC, 5.000%, 12/01/20	3,278

	Total Missouri	5,487

	Nebraska — 0.8%
	General Obligation — 0.2%
	City of Omaha, Various Purpose,
1,000	Series A, GO, 3.000%, 11/15/15	1,068
1,680	Series A, GO, 4.000%, 11/15/16	1,888

		2,956

	Other Revenue — 0.6%
	Central Plains Energy Project, Gas Project No. 3,
650	Rev., 3.000%, 09/01/13	657
1,400	Rev., 4.000%, 09/01/14	1,463
2,000	Rev., 5.000%, 09/01/17	2,243

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,750	Municipal Energy Agency of Nebraska, Series A, Rev., 5.000%, 04/01/17	2,026
1,175	Nebraska Public Power District, Series A, Rev., 5.000%, 01/01/16	1,321

		7,710

	Total Nebraska	10,666

	Nevada — 0.4%
	Certificate of Participation/Lease — 0.2%
2,500	Clark County, Motor Vehicle Fuel Tax, Rev., COP, AMBAC, 5.250%, 07/01/13 (p)	2,544

	Other Revenue — 0.2%
2,000	State of Nevada, Motor Vehicle Fuel Tax, Rev., NATL-RE, 5.000%, 12/01/13	2,072

	Total Nevada	4,616

	New Hampshire — 0.4%
	Other Revenue — 0.4%
4,530	New Hampshire Municipal Bond Bank, Series A, Rev., 5.000%, 08/15/15	5,033

	New Jersey — 5.9%
	Certificate of Participation/Lease — 0.9%
10,000	New Jersey Garden State Preservation Trust, Series A, Rev., AGM, 5.800%, 11/01/15 (p)	11,437

	Education — 1.8%
	New Jersey EDA, School Facilities Construction,
2,475	Series J3, Rev., VAR, AGM, 5.000%, 09/01/14 (p)	2,653
7,130	Series J4, Rev., VAR, AGM, 5.000%, 09/01/14 (p)	7,644
5,095	Series L, Rev., AGM, 5.250%, 03/01/15	5,563
5,845	New Jersey Educational Facilities Authority, Princeton University, Series D, Rev., 5.250%, 07/01/14	6,238
1,475	New Jersey State Educational Facilities Authority, Stevens Institute of Technology, Series A, Rev., 5.000%, 07/01/13	1,495

		23,593

	General Obligation — 1.1%
410	New Jersey Transportation Trust Fund Authority, Transportation System, Series B, GO, NATL-RE, 5.250%, 12/15/13 (p)	427
9,605	New Jersey Transportation Trust Fund Authority, Unrefunded Balance, Transportation System, GO, NATL-RE, 5.250%, 12/15/13	9,988

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
3,000	State of New Jersey, Various Purpose, GO, AMBAC, 5.000%, 04/01/14 (p)	3,158

		13,573

	Other Revenue — 1.6%
2,570	Middlesex County Improvement Authority, County-Guaranteed Open Space Trust Fund, Rev., 5.000%, 09/15/15	2,852
	New Jersey EDA, School Facilities Construction,
7,895	Series C, Rev., VAR, 1.910%, 02/01/18	8,181
5,000	Series K, Rev., NATL-RE, FGIC, 5.250%, 12/15/14	5,434
	New Jersey Turnpike Authority,
2,000	Series B, Rev., 5.000%, 01/01/19	2,406
2,000	Series B, Rev., 5.000%, 01/01/20	2,439

		21,312

	Prerefunded — 0.5%
4,675	Garden State Preservation Trust, Series A, Rev., AGM, 5.250%, 11/01/13 (p)	4,836
1,680	New Jersey Transportation Trust Fund Authority, Transportation System, Series A, Rev., 6.000%, 12/15/18 (p)	2,162

		6,998

	Total New Jersey	76,913

	New Mexico — 1.1%
	General Obligation — 0.3%
1,335	Albuquerque Municipal School District No. 12, Education Technology, GO, 5.000%, 08/01/14	1,425
2,000	New Mexico Finance Authority, Senior Lien, Series A, GO, NATL-RE, 5.250%, 06/15/14 (p)	2,130

		3,555

	Other Revenue — 0.8%
	New Mexico Finance Authority, Sub Lien,
5,000	Series A-2, Rev., 5.000%, 12/15/13	5,189
5,000	Series A-2, Rev., 5.000%, 12/15/14	5,413

		10,602

	Total New Mexico	14,157

	New York — 7.0%
	General Obligation — 1.1%
5,000	New York City, Series F, GO, 5.000%, 08/01/18	6,036
5,000	State of New York, Series C, GO, 5.000%, 09/01/13	5,125

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
2,775	Town of Huntington, Public Improvement, GO, 4.000%, 10/01/15	3,030

		14,191

	Hospital — 0.1%
1,055	New York State Dormitory Authority, Health Facilities, Series 1, Rev., 5.000%, 01/15/14	1,099

	Other Revenue — 4.6%
1,050	Erie County Industrial Development Agency, Series A, Rev., 5.000%, 05/01/14	1,106
2,000	Erie County Industrial Development Agency, School District Buffalo Project, Series B, Rev., 5.000%, 05/01/16	2,258
3,000	Metropolitan Transportation Authority, Dedicated Tax Fund, Sub Series B-2, Rev., 5.000%, 11/01/16	3,466
1,650	Nassau County Interim Finance Authority, Sales Tax Secured, Series A, Rev., 5.000%, 11/15/18	2,027
5,000	New York City Municipal Water Finance Authority, Water and Sewer System, Second General Resolution, Series EE, Rev., 5.000%, 06/15/19	6,147
	New York City Transitional Finance Authority, Future Tax Secured,
2,750	Series B, Rev., 5.000%, 02/01/20	3,383
2,120	Sub Series A-1, Rev., 5.000%, 11/01/17	2,531
6,250	New York City Transitional Finance Authority, New York City Recovery, Sub Series 3B-1, Rev., 5.000%, 11/01/15	7,013
6,095	New York State Dormitory Authority, General Purpose Bonds, Special Tax, Series A, Rev., 5.000%, 12/15/19	7,568
2,350	New York State Dormitory Authority, School Districts Financing Program, Series F, Rev., AGM, 5.000%, 10/01/16	2,698
4,000	New York State Thruway Authority, Local Highway & Bridge, Rev., 5.000%, 04/01/15	4,380
3,955	New York State Thruway Authority, State Personal Income Tax, Transportation, Series A, Rev., 5.000%, 03/15/15	4,332
2,550	Syracuse Industrial Development Agency, City School, Series A, Rev., 5.000%, 05/01/16	2,879
4,125	Tobacco Settlement Financing Corp., Asset-Backed, Series B, Rev., 5.000%, 06/01/16	4,694
5,000	Triborough Bridge & Tunnel Authority, Series B, Rev., 5.000%, 11/15/17	5,974

		60,456

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	43

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligation — Continued
	Prerefunded — 1.2%
12,055	Westchester Tobacco Asset Securitization Corp., Capital Appreciation, Rev., 6.950%, 07/15/17 (p)	15,437

	Total New York	91,183

	North Carolina — 3.3%
	General Obligation — 1.3%
2,230	City of Durham, Series C, GO, 5.000%, 07/01/18	2,718
6,320	State of North Carolina, Series B, GO, 5.000%, 04/01/16	7,198
2,430	State of North Carolina, Public Improvement, Series A, GO, 5.000%, 05/01/17	2,872
	Union County,
1,300	Series A, GO, 5.000%, 03/01/19 (w)	1,594
1,000	Series A, GO, 5.000%, 03/01/22 (w)	1,270
2,035	Wake County, Series C, GO, 5.000%, 03/01/14	2,133

		17,785

	Other Revenue — 1.6%
500	Cary North Carolina Enterprise System, Rev., 5.000%, 12/01/23	637
1,840	City of Charlotte, Water & Sewer System, Series B, Rev., 5.000%, 07/01/18	2,238
2,605	Durham Capital Financing Corp., Limited Obligation, Rev., 4.000%, 06/01/16	2,864
1,500	North Carolina Eastern Municipal Power Agency, Series B, Rev., 5.000%, 01/01/16	1,683
1,695	Orange County Public Facilities Co., Limited Obligation, Rev., 5.000%, 10/01/18	2,043
10,000	State of North Carolina, Limited Obligation, Series B, Rev., 4.000%, 11/01/15	10,950

		20,415

	Prerefunded — 0.1%
1,650	North Carolina Infrastructure Finance Corp., North Carolina Facilities Project, Rev., 5.000%, 11/01/14 (p)	1,780

	Water & Sewer — 0.3%
3,160	City of Raleigh, Series A, Rev., 5.000%, 03/01/15	3,451

	Total North Carolina	43,431

	Ohio — 3.3%
	General Obligation — 1.2%
1,250	Ohio State, Capital Facilities, Lease Appropriation, Adult Correctional Building Funding Projects, GO., 5.000%, 10/01/16 (w)	1,441

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	General Obligation — Continued
2,295	Ohio State, Capital Facilities, Lease Appropriation, Mental Health Facilities Funding Projects, GO., 4.000%, 08/01/16 (w)	2,553
5,000	State of Ohio, Higher Education, Series C, GO, 5.000%, 08/01/15	5,546
5,050	State of Ohio, Infrastructure Improvement, Series C, GO, 5.000%, 09/01/15	5,631

		15,171

	Housing — 0.0% (g)
105	Columbus Regional Airport Authority, Joseph Knight Towers Project, Series A, Rev., GNMA COLL, 4.300%, 02/20/14	108

	Other Revenue — 2.1%
4,000	City of Cincinnati, Water System, Series A, Rev., 5.000%, 12/01/14	4,325
5,500	Jobsohio Beverage System, Statewide Liquor Profits, Senior Lien, Series A, Rev., 5.000%, 01/01/20	6,707
535	Ohio Higher Educational Facility Commission, Case Western Reserve University Project, Series A, Rev., 4.000%, 12/01/19 (w)	622
5,000	Ohio State Building Authority, Series C, Rev., 5.000%, 10/01/14	5,362
4,995	Ohio State Water Development Authority, Drinking Water Assistance, Series B, Rev., 5.000%, 12/01/13	5,180
1,650	Ohio State Water Development Authority, Loan Fund, Water Quality, Rev., 5.000%, 12/01/15	1,857
3,205	University of Cincinnati, Series F, Rev., 5.000%, 06/01/15	3,526

		27,579

	Total Ohio	42,858

	Oklahoma — 0.4%
	Other Revenue — 0.4%
2,295	Oklahoma Capital Improvement Authority, Rev., 5.000%, 10/01/18	2,807
1,670	Tulsa County Industrial Authority, Broken Arrow Public School Project, Rev., 4.000%, 09/01/14	1,755

	Total Oklahoma	4,562

	Oregon — 0.2%
	Certificate of Participation/Lease — 0.2%
2,850	Oregon State Department of Administrative Services, Series A, COP, 5.000%, 05/01/15	3,130

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — 6.5%
	Education — 0.1%
1,000	Pennsylvania Higher Educational Facilities Authority, LaSalle University, Series A, Rev., 4.125%, 05/01/13	1,004

	General Obligation — 1.3%
11,900	Pennsylvania Second Refunding, GO, 5.000%, 07/01/19	14,661
	Philadelphia School District,
1,320	Series B, GO, 5.000%, 09/01/14	1,409
730	Series C, GO, 5.000%, 09/01/14	780

		16,850

	Other Revenue — 2.2%
1,225	Lancaster County Hospital Authority, Health System, Series B, Rev., 4.000%, 07/01/17	1,372
2,775	Lancaster County Solid Waste Management Authority, Rev., NATL-RE, 5.000%, 12/15/14	2,979
	Pennsylvania Economic Development Financing Authority, Unemployment Compensation,
11,900	Series A, Rev., 5.000%, 07/01/17	14,127
6,000	Series B, Rev., 5.000%, 01/01/23	6,690
3,000	Pennsylvania Turnpike Commission, Series B, Rev., VAR, 0.760%, 06/01/14	3,001
700	Philadelphia Redevelopment Authority, Neighborhood Transformation Initiative, Rev., 5.000%, 04/15/14	733

		28,902

	Prerefunded — 2.9%
6,025	Commonwealth of Pennsylvania, First Series, GO, NATL-RE, 5.000%, 02/01/14 (p)	6,292
5,675	Commonwealth of Pennsylvania, Second Series, GO, 5.000%, 03/01/17 (p)	6,666
2,350	Philadelphia School District, Series D, GO, FGIC, 5.125%, 06/01/14 (p)	2,494
5,000	State Public School Building Authority, Rev., FGIC, 5.000%, 11/15/14 (p)	5,404
14,520	State Public School Building Authority, Philadelphia School District Project, Rev., AGM, 5.000%, 06/01/13 (p)	14,700
	Warwick School District,
2,135	GO, FGIC, 5.000%, 03/01/14 (p)	2,237

		37,793

	Total Pennsylvania	84,549

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Puerto Rico — 0.4%
	Prerefunded — 0.4%
2,750	Commonwealth of Puerto Rico, Public Improvement, Series A, GO, 5.000%, 07/01/14 (p)	2,926
2,820	Puerto Rico Highway & Transportation Authority, Series G, Rev., 5.000%, 07/01/13 (p)	2,867

	Total Puerto Rico	5,793

	South Carolina — 0.4%
	General Obligation — 0.4%
5,000	State of South Carolina, Series A, GO, 5.000%, 11/01/15	5,613

	Tennessee — 1.7%
	Education — 0.2%
2,550	Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Vanderbilt University, Series A, Rev., 5.000%, 10/01/13	2,624

	General Obligation — 1.2%
2,330	County of Maury, GO, 4.000%, 04/01/17	2,616
	Shelby County,
5,000	Series A, GO, 5.000%, 03/01/17	5,858
85	Series A, GO, AMBAC, 5.000%, 04/01/15 (p)	93
6,915	Shelby County, Unrefunded Balance, Series A, GO, AMBAC, 5.000%, 04/01/15	7,557

		16,124

	Other Revenue — 0.3%
3,200	Metropolitan Nashville Airport Authority, Series B, Rev., AGM, 4.000%, 07/01/13	3,238

	Total Tennessee	21,986

	Texas — 10.2%
	Education — 0.3%
1,110	Austin Community College District, Round Rock Campus, Educational Facilities Project, Rev., 5.250%, 08/01/13	1,133
	University of North Texas, Financing System,
1,250	Series A, Rev., 5.000%, 04/15/15	1,369
1,000	Series A, Rev., 5.000%, 04/15/16	1,135

		3,637

	General Obligation — 3.8%
	City of Denton,
2,890	2.000%, 02/15/14	2,932
1,000	4.000%, 02/15/16	1,095
1,645	City of Pflugerville, Limited Tax, GO, 5.000%, 08/01/20	2,041

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	45

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	General Obligation — Continued
5,000	Eagle Mountain & Saginaw Independent School District, School Building, GO, VAR, PSF-GTD, 2.500%, 08/01/14	5,142
1,435	Eanes Independent School District, School Building, GO, PSF-GTD, 3.000%, 08/01/14	1,491
4,000	Georgetown Independent School District, Refunding, GO, VAR, 4.750%, 08/01/15	4,361
1,500	Hurst-Euless-Bedford Independent School District, School Building, GO, PSF-GTD, 5.000%, 08/15/14	1,603
2,500	Katy Independent School District, School Building, Series C, GO, PSF-GTD, 5.000%, 02/15/15	2,727
	Northside Independent School District,
10,000	GO, VAR, PSF-GTD, 1.000%, 05/31/16	10,150
6,955	Series A, GO, VAR, PSF-GTD, 1.350%, 06/01/14	7,021
1,530	San Jacinto College District, Capital Appreciation, Limited Tax, Building, GO, Zero Coupon, 02/15/16	1,499
1,635	San Jacinto College District, Premium Capital Appreciation, Limited Tax, GO, Zero Coupon, 02/15/16	1,602
2,515	State of Texas, Public Financing Authority, Series A, GO, 5.000%, 10/01/14	2,707
1,000	State of Texas, Water Financial Assistance, Series E, GO, 4.000%, 08/01/14	1,053
	Township of Woodlands, Sales & Refunding,
2,080	GO, AGM, 5.000%, 03/01/15	2,258
2,180	GO, AGM, 5.000%, 03/01/16	2,446

		50,128

	Other Revenue — 4.5%
	City of Austin, Water and Wastewater System,
1,500	Rev., 5.000%, 11/15/15	1,681
9,655	Rev., 5.000%, 05/15/16	10,993
2,510	Rev., 5.000%, 11/15/16	2,907
2,000	City of Houston, Hotel Occupancy, Series A, Rev., 5.000%, 09/01/14	2,130
1,400	City of San Antonio, GO, 5.000%, 02/01/16 (p)	1,584
1,355	City of San Antonio, Electric & Gas, Series A, Rev., 5.000%, 02/01/16 (p)	1,529
1,535	Dallas-Fort Worth International Airport Facilities Improvement Corp., Taxable Joint, Series A, Rev., 1.934%, 11/01/14	1,548
500	Harris County Metropolitan Transit Authority, Series A, Rev., 5.000%, 11/01/16	577

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
	Harris County, Toll Road, Senior Lien,
3,200	Rev., VAR, 0.740%, 08/15/17	3,201
2,500	Rev., VAR, 0.890%, 08/15/18	2,500
2,395	Series D, Rev., 5.000%, 08/15/15	2,644
	Lower Colorado River Authority,
7,690	Rev., 5.000%, 05/15/14	8,128
15	Rev., 5.000%, 05/15/14 (p)	16
60	Rev., 5.000%, 05/15/14 (p)	63
5	Rev., 5.000%, 05/15/16 (p)	6
15	Rev., 5.000%, 05/15/16 (p)	17
1,225	Series B, Rev., 5.000%, 05/15/19	1,483
5,980	Lower Colorado River Authority, Unrefunded Balance, Rev., 5.000%, 05/15/16	6,788
970	North Harris County, Regional Water Authority, Senior Lien, Rev., 5.000%, 12/15/19	1,187
1,155	North Texas Tollway Authority, Special Projects System, Series A, Rev., 5.000%, 09/01/16	1,321
1,000	Tarrant County Cultural Education Facilities Finance Corp., Scott and White Health Care Project, Rev., 5.000%, 08/15/19 (w)	1,207
2,200	Texas State University Systems, Financing System, Rev., 5.000%, 03/15/15	2,404
2,000	Texas Transportation Commission, Turnpike System First Tier, Series B, Rev., VAR, 1.250%, 02/15/15	2,011
1,940	Texas Woman’s University, Board of Regents, Revenue Financing System, Rev., 5.000%, 07/01/17	2,278

		58,203

	Prerefunded — 1.2%
5,000	Harris County Flood Control District, Series A, GO, 5.250%, 10/01/14 (p)	5,385
3,000	North Texas Tollway Authority, Dallas North Tollway System, Series A, Rev., AGM, 5.000%, 01/01/15 (p)	3,255
	University of Texas,
4,425	Series B, Rev., 4.750%, 07/01/14 (p)	4,693
2,650	Series B, Rev., 5.000%, 07/01/15 (p)	2,938

		16,271

	Transportation — 0.4%
5,025	Harris County, Toll Road, Senior Lien, Series B-1, Rev., NATL-RE, FGIC, 5.000%, 08/15/14	5,366

	Total Texas	133,605

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Utah — 0.4%
	General Obligation — 0.2%
3,000	Salt Lake County, Series C, GO, 5.000%, 12/15/14	3,256

	Industrial Development Revenue/Pollution Control Revenue — 0.2%
2,250	State of Utah, Recapitalization, Series B, Rev., 5.000%, 07/01/15	2,490

	Total Utah	5,746

	Virginia — 4.2%
	Education — 0.4%
5,185	Virginia College Building Authority, 21st Century College Equipment, Series A, Rev., 5.000%, 02/01/14	5,415

	General Obligation — 1.4%
1,200	Arlington County, Series D, GO, 5.000%, 08/01/17	1,430
1,450	City of Norfolk, Capital Improvement, Series C, GO, 5.000%, 04/01/17 (p)	1,701
1,295	City of Virginia Beach, Public Improvement, Series A-1, GO, 5.000%, 03/15/17	1,523
3,000	Fairfax County, Series A, GO, 5.000%, 10/01/13	3,086
	Fairfax County, Public Improvement,
1,385	Series A, GO, 5.000%, 10/01/14	1,490
7,275	Series A, GO, 5.250%, 04/01/14	7,675
1,100	Loudoun County, Series A, GO, 5.000%, 07/01/14	1,170

		18,075

	Industrial Development Revenue/Pollution Control Revenue — 0.5%
5,090	Virginia Beach Development Authority, Series C, Rev., 5.000%, 08/01/18	6,149

	Other Revenue — 1.8%
4,435	City of Norfolk, Water Revenue, Rev., 5.000%, 11/01/17	5,297
2,580	Commonwealth Transportation Board, Federal Transportation Grant, Series B, Rev., 5.000%, 09/15/15	2,878
	Roanoke EDA, Carilion Clinic Obligation Group,
1,000	Rev., 4.000%, 07/01/13	1,013
1,000	Rev., 4.000%, 07/01/14	1,049
1,000	Rev., 5.000%, 07/01/15	1,102
	Virginia Commonwealth Transportation Board, Capital Projects,
3,465	Rev., 5.000%, 05/15/20	4,314
5,585	Series A-1, Rev., 5.000%, 05/15/16	6,374

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — Continued
1,300	Virginia Resources Authority, Infrastracture & State Moral Obligation, Series B, Rev., 5.000%, 11/01/18	1,589

		23,616

	Water & Sewer — 0.1%
1,125	Virginia Resources Authority, Clean Water Revolving Fund, Rev., 5.000%, 10/01/14	1,209

	Total Virginia	54,464

	Washington — 3.5%
	General Obligation — 3.1%
3,720	King County, Series C, GO, 5.000%, 01/01/16	4,188
3,685	Pierce County School District No. 400, Clover Park Refunding, GO, 5.000%, 12/01/22	4,664
1,865	Snohomish County School District No 201 Snohomish, GO, 5.000%, 12/01/15	2,096
4,000	Snohomish County, Edmonds School District 15, GO, 5.000%, 12/01/19	4,944
7,905	State of Washington, Motor Vehicle Fuel Tax, Series C, GO, 5.000%, 07/01/16	9,060
1,890	State of Washington, Unrefunded Balance, Series 1998-B & AT-7, GO, 6.000%, 06/01/13	1,919
	State of Washington, Various Purpose,
2,000	Series D, GO, AGM, 5.000%, 01/01/15 (p)	2,172
2,000	Series D, GO, AMBAC, 5.000%, 01/01/14 (p)	2,080
7,300	Series R, GO, 5.000%, 07/01/17	8,628

		39,751

	Other Revenue — 0.4%
4,560	University of Washington, Series C, Rev., 5.000%, 07/01/19	5,618

	Total Washington	45,369

	West Virginia — 0.1%
	Other Revenue — 0.1%
595	West Virginia Water Development Authority, Refunding, Infrastructure Jobs Dev Council, Series A, Rev., 3.000%, 10/01/16	639
	West Virginia Water Develpoment Authority, Refunding, Loan Program II,
540	Series A-II, Rev., 3.000%, 11/01/16	581
555	Series B-II, Rev., 3.000%, 11/01/16	597

	Total West Virginia	1,817

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	47

JPMorgan Short-Intermediate Municipal Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	Wisconsin — 1.1%
	General Obligation — 1.1%
11,800	State of Wisconsin, Series B, GO, 5.000%, 05/01/17	13,865

	Total Municipal Bonds (Cost $1,237,179)	1,260,805

SHARES
Short-Term Investment — 3.5%
	Investment Company — 3.5%
46,157	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $46,157)	46,157

	Total Investments — 100.2% (Cost $1,284,069)	1,307,698
	Liabilities in Excess of Other Assets — (0.2)%	(2,148)

	NET ASSETS — 100.0%	$1,305,550

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 97.4% (t)
	Alaska — 3.4%
	Certificate of Participation/Lease — 0.8%
2,750	Boro of Matanuska-Susitna, Goose Creek Correctional Center, Rev., COP, AGC, 6.000%, 09/01/28	3,418

	Utility — 2.6%
	Alaska Energy Authority Power, Bradley Lake, Fourth Series,
3,485	Rev., AGM, 6.000%, 07/01/17	4,185
3,915	Rev., AGM, 6.000%, 07/01/19	4,941
2,500	Alaska Municipal Bond Bank Authority, Series 1, Rev., 5.750%, 09/01/33	2,941

		12,067

	Total Alaska	15,485

	Arizona — 3.4%
	Special Tax — 3.4%
15,000	Glendale Western Loop 101 Public Facilities Corp., Series A, Rev., 6.250%, 01/01/14 (p)	15,750

	California — 16.2%
	Certificate of Participation/Lease — 0.6%
2,750	California State Public Works Board, Department of Corrections, Series C, Rev., COP, 5.500%, 12/01/13 (p)	2,858

	General Obligation — 2.6%
5,000	Los Angeles Unified School District, Series D, GO, 5.000%, 01/01/34	5,634
50	Pomona Unified School District, Series A, GO, NATL-RE, 6.100%, 02/01/20	61
5,000	State of California, Various Purpose, GO, 6.500%, 04/01/33	6,268

		11,963

	Hospital — 2.5%
	California Health Facilities Financing Authority, Marshall Medical Center,
2,200	Series A, Rev., MTG, 5.000%, 11/01/24	2,259
2,000	Series A, Rev., MTG, 5.000%, 11/01/29	2,040
3,000	California State Public Works Board, Department of Mental Health, Coalinga State Hospital, Series A, Rev., 5.500%, 06/01/21	3,167
4,000	California Statewide Communities Development Authority, Insured Health Facilities, Los Angeles Jewish Home, Rev., MTG, 5.250%, 11/15/23	4,058

		11,524

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 4.4%
1,960	California Health Facilities Financing Authority, Unrefunded Balance, Providence Health, Rev., 6.500%, 10/01/38	2,377
325	Golden West Schools Financing Authority, Series A, Rev., NATL-RE, 5.800%, 02/01/20	393
5,000	Los Angeles Department of Water & Power, Water System, Series B, Rev., 5.000%, 07/01/43	5,761
6,000	San Fransisco City & County Public Utilities Commission, Water WSIP, Sub Series A, Rev., 5.000%, 11/01/30	7,210
	Ventura County Public Financing Authority,
1,500	Series A, Rev., 5.000%, 11/01/38 (w)	1,685
2,500	Series A, Rev., 5.000%, 11/01/43 (w)	2,775

		20,201

	Prerefunded — 0.6%
40	California Health Facilities Financing Authority, Providence Health, Rev., 6.500%, 10/01/18 (p)	52
2,105	Los Angeles Harbor Department, Rev., 7.600%, 10/01/18 (p)	2,526

		2,578

	Special Tax — 1.1%
160	San Mateo County Transportation District, Series A, Rev., NATL-RE, 5.250%, 06/01/19	196
4,550	Sweetwater Union High School District, Special Tax, Series A, Rev., AGM, 5.000%, 09/01/27	4,799

		4,995

	Utility — 1.2%
2,000	Long Beach Bond Finance Authority, Natural Gas, Series A, Rev., 5.250%, 11/15/21	2,309
2,500	Los Angeles Department of Water & Power System, Sub Series A-1, Rev., 5.250%, 07/01/38	2,904

		5,213

	Water & Sewer — 3.2%
2,555	City of Oakland, Sewer System, Series A, Rev., AGM, 5.000%, 06/15/27	2,686
3,000	Metropolitan Water District of Southern California, Series A, Rev., 5.000%, 07/01/32	3,413
7,500	San Diego Public Facilities Financing Authority, Series A, Rev., 5.250%, 05/15/39	8,513

		14,612

	Total California	73,944

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	49

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Colorado — 2.6%
	Education — 0.4%
1,500	University of Colorado, Series A, Rev., 5.375%, 06/01/38	1,753

	General Obligation — 0.5%
2,000	State of Colorado, Building Excellent Schools Today, Series G, GO, COP, 5.000%, 03/15/32	2,276

	Other Revenue — 0.5%
2,000	University of Colorado, Series B, Rev., 5.000%, 06/01/41	2,292

	Prerefunded — 0.7%
3,550	Adams County, Single Family Mortgage, Capital Appreciation, Series A, Rev., Zero Coupon, 06/01/16 (p)	3,457

	Utility — 0.5%
	Colorado Water Resources & Power Development Authority,
1,000	Series A, Rev., AGC, 5.125%, 12/01/30	1,130
1,000	Series A, Rev., AGC, 5.250%, 12/01/38	1,120

		2,250

	Total Colorado	12,028

	Delaware — 1.3%
	Prerefunded — 1.3%
5,000	Delaware State EDA, Osteopathic Hospital Association, Series A, Rev., 6.900%, 01/01/18 (p)	5,871

	District of Columbia — 1.1%
	General Obligation — 1.1%
3,965	District of Columbia, Series B, GO, NATL-RE, 6.000%, 06/01/19	5,052

	Florida — 2.4%
	General Obligation — 0.7%
2,415	Hillsborough County, Parks & Recreation Program, GO, NATL-RE, 5.250%, 07/01/25	3,203

	Transportation — 0.8%
3,205	Hillsborough County Aviation Authority, Tampa International Airport, Series B, Rev., NATL-RE, FGIC, 6.000%, 10/01/18	3,882

	Utility — 0.9%
3,750	City of Lakeland, Electric & Water System, First Lien, Series B, Rev., AGM, 6.050%, 10/01/14	4,067

	Total Florida	11,152

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — 5.3%
	Hospital — 1.2%
5,000	Dalton Development Authority, Hamilton Health Care System, Rev., NATL-RE, 5.500%, 08/15/26	5,742

	Other Revenue — 0.9%
3,500	Fulton County, Water & Sewage, Rev., 5.000%, 01/01/28	4,133

	Special Tax — 2.7%
10,485	Metropolitan Atlanta Rapid Transit Authority, Series P, Rev., AMBAC, 6.250%, 07/01/20	12,163

	Utility — 0.5%
2,000	Municipal Electric Authority of Georgia, Series BB, Rev., NATL-RE-IBC, 5.250%, 01/01/25	2,336

	Total Georgia	24,374

	Hawaii — 0.8%
	Other Revenue — 0.8%
2,000	City & County of Honolulu, Series A, Rev., 5.000%, 07/01/37	2,331
1,000	State of Hawaii, Highway, Series A, Rev., 5.000%, 01/01/32	1,174

	Total Hawaii	3,505

	Idaho — 0.2%
	Other Revenue — 0.2%
1,000	Boise State University, General Project, Series A, Rev., 5.000%, 04/01/42	1,144

	Illinois — 6.2%
	Education — 0.7%
2,510	Cook County Community High School District No. 219-Niles Township, Unrefunded Balance, GO, NATL-RE, FGIC, 8.000%, 12/01/15	3,006

	General Obligation — 0.5%
2,000	Cook County Forest Preserve District, Limited Tax, Series B, GO, 5.000%, 12/15/37	2,281

	Other Revenue — 1.2%
1,500	Chicago O’Hare International Airport, General Airport, Third Lien, Series A, Rev., 5.750%, 01/01/39	1,761
3,500	Illinois Finance Authority, University of Chicago, Series A, Rev., 5.000%, 10/01/51	3,873

		5,634

	Prerefunded — 0.9%
1,750	Chicago Public Building, Commission Building, Series A, Rev., NATL-RE, 7.000%, 01/01/20 (p)	2,321

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Prerefunded — Continued
1,480	Cook County Community High School District No. 219-Niles Township, GO, FGIC, 8.000%, 12/01/15 (p)	1,786

		4,107

	Transportation — 2.9%
	Regional Transportation Authority,
6,000	Rev., NATL-RE, 6.500%, 07/01/30	8,460
4,000	Series D, Rev., NATL-RE, FGIC, 7.750%, 06/01/19	4,940

		13,400

	Total Illinois	28,428

	Indiana — 3.3%
	Certificate of Participation/Lease — 0.2%
975	Beech Grove School Building Corp., First Mortgage, GO, COP, NATL-RE, 6.250%, 07/05/16	1,081

	Other Revenue — 1.3%
5,000	Indiana Finance Authority, State Revolving Fund Program, Series A, Rev., 5.000%, 02/01/30	5,959

	Transportation — 1.8%
5,480	Indiana Transportation Finance Authority, Highway, Series A, Rev., 6.800%, 12/01/16	6,147
1,945	Indiana Transportation Finance Authority, Highway, Unrefunded Balance, Airport Facility, Series A, Rev., 7.250%, 06/01/15	2,088

		8,235

	Total Indiana	15,275

	Kansas — 0.9%
	General Obligation — 0.9%
3,050	Johnson County Unified School District 232, Series A, GO, AGM, 5.250%, 09/01/23	3,393
530	Shawnee County Unified School District, No. 450 Shawnee Heights, GO, 3.500%, 09/01/30 (w)	572

	Total Kansas	3,965

	Louisiana — 0.6%
	Other Revenue — 0.6%
	Lafayette Public Power Authority Electric,
400	Rev., 4.000%, 11/01/20	460
500	Rev., 4.000%, 11/01/21	575
1,400	State of Louisiana, Gas & Fuels Tax, Series A-1, Rev., 4.000%, 05/01/35	1,496

	Total Louisiana	2,531

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Maine — 1.5%
	Transportation — 1.5%
	Maine Turnpike Authority,
2,995	Rev., 6.000%, 07/01/34	3,678
2,680	Rev., 6.000%, 07/01/38	3,288

	Total Maine	6,966

	Maryland — 1.0%
	General Obligation — 1.0%
4,000	Prince Georges County, Public Improvement, Series B, GO, 4.000%, 03/01/21	4,734

	Massachusetts — 0.4%
	Education — 0.4%
1,495	Massachusetts School Building Authority, Series A, Rev., AMBAC, 5.000%, 08/15/37	1,699

	Michigan — 0.4%
	Other Revenue — 0.4%
1,500	Michigan State Trunk Line, Rev., 5.000%, 11/15/36	1,740

	Missouri — 0.1%
	Other Revenue — 0.1%
590	University of Missouri, Curators University, Unrefunded Balance, Series B, Rev., 5.000%, 11/01/17	609

	Montana — 0.1%
	Certificate of Participation/Lease — 0.1%
400	City of Helena, COP, 5.000%, 01/01/29	450

	New Jersey — 5.2%
	Housing — 0.8%
3,530	New Jersey Housing & Mortgage Finance Agency, Series AA, Rev., 6.375%, 10/01/28	3,830

	Other Revenue — 1.3%
5,000	New Jersey Economic Development Authority, School Facilities Construction, Series NN, Rev., 5.000%, 03/01/29	5,854

	Prerefunded — 1.2%
5,000	New Jersey Transportation Trust Fund Authority, Transportation Systems, Series C, Rev., NATL-RE, 5.250%, 06/15/15 (k) (p)	5,559

	Transportation — 1.9%
25,000	New Jersey Transportation Trust Fund Authority, Capital Appreciation, Transportation Systems, Series A, Rev., Zero Coupon, 12/15/36	8,431

	Total New Jersey	23,674

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	51

JPMorgan Tax Free Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — 14.2%
	General Obligation — 2.0%
9,135	New York City, Unrefunded Balance, GO, 6.000%, 01/15/18	9,181

	Housing — 1.3%
	Tobacco Settlement Financing Corp.,
3,000	Series B-1C, Rev., 5.500%, 06/01/20	3,040
3,000	Series B-1C, Rev., 5.500%, 06/01/21	3,041

		6,081

	Other Revenue — 2.9%
3,000	New York City Municipal Water Finance Authority, Fiscal Year 2013, Series BB, Rev., 5.000%, 06/15/47	3,399
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series FF, Rev., 5.000%, 06/15/45	5,654
1,000	New York State Dormitory Authority, State University, Third General Resolution, Series A, Rev., 5.000%, 05/15/30	1,184
3,000	Tobacco Settlement Financing Corp., Asset-Backed, Series A-1, Rev., 5.500%, 06/01/19	3,040

		13,277

	Transportation — 6.7%
24,750	Port Authority of New York & New Jersey, CONS, 93rd Series, Rev., 6.125%, 06/01/94	30,543

	Water & Sewer — 1.3%
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Fiscal Year 2009, Series A, Rev., 5.750%, 06/15/40	5,967

	Total New York	65,049

	Ohio — 2.1%
	General Obligation — 0.4%
	Richland County, Correctional Facilities Improvement,
500	GO, AGC, 5.875%, 12/01/24	590
400	GO, AGC, 6.000%, 12/01/28	466
250	GO, AGC, 6.125%, 12/01/33	288
400	GO, AGC, 6.125%, 12/01/38	455

		1,799

	Other Revenue — 1.7%
7,000	JobsOhio Beverage System, Statewide Senior Lien Liquor Profits, Series A, Rev., 5.000%, 01/01/38	7,942

	Total Ohio	9,741

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oklahoma — 0.5%
	Water & Sewer — 0.5%
2,000	Oklahoma City Water Utilities Trust, Series A, Rev., 5.000%, 07/01/34	2,326

	Pennsylvania — 2.7%
	General Obligation — 1.4%
5,000	Commonwealth of Pennsylvania, First Series, GO, 5.000%, 11/15/22	6,274

	Other Revenue — 1.3%
5,000	Pennsylvania Economic Development Financing Authority, Unemployment Compensation, Series A, Rev., 5.000%, 07/01/18	6,081

	Total Pennsylvania	12,355

	South Carolina — 5.0%
	General Obligation — 2.5%
9,515	Laurens County School District, No. 056, GO, AGC, SCSDE, 6.125%, 03/01/33	11,648

	Prerefunded — 1.2%
3,900	Piedmont Municipal Power Agency, Electric, Rev., FGIC, 6.750%, 01/01/20 (p)	5,248

	Utility — 1.3%
4,615	Piedmont Municipal Power Agency, Electric, Unrefunded Balance, Rev., NATL-RE, FGIC, 6.750%, 01/01/20	6,031

	Total South Carolina	22,927

	South Dakota — 0.6%
	Other Revenue — 0.5%
470	Heartland Consumers Power District, Rev., AGM, 6.000%, 01/01/14 (p)	493
1,585	Heartland Consumers Power District, Unrefunded Balance, Rev., AGM, 6.000%, 01/01/17	1,778

		2,271

	Prerefunded — 0.1%
321	Heartland Consumers Power District, Rev., 6.375%, 01/01/16 (p)	356

	Total South Dakota	2,627

	Texas — 8.4%
	General Obligation — 1.5%
535	City of Carrollton, GO, 5.000%, 08/15/26	627
2,200	City of Forney, Independent School District, School Building, Series A, GO, PSF-GTD, 5.750%, 08/15/33	2,653
3,000	Harris County, Series A, GO, 5.000%, 10/01/24	3,777

		7,057

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Hospital — 1.0%
3,500	Harris County Health Facilities Development Corp., Memorial Hermann Healthcare System, Series B, Rev., 7.250%, 12/01/35	4,348

	Other Revenue — 1.1%
1,965	Dallas-Fort Worth International Airport Facilities Improvement Corp., Series A, Rev., 5.000%, 11/01/42	2,190
455	Lower Colorado River Authority, Rev., 5.750%, 05/15/28	497
2,000	North Texas Tollway Authority, Special Projects System, Series A, Rev., 6.000%, 09/01/41	2,474

		5,161

	Prerefunded — 2.5%
2,500	City of Houston, Junior Lien, Series A, Rev., AGM, 5.750%, 12/01/32 (p)	3,741
2,890	City of San Antonio, Electric & Gas, Rev., 5.000%, 02/01/17 (p)	3,183
1,500	Harris County Health Facilities Development Corp., Children Hospital Project, Rev., 5.500%, 10/01/19 (p)	1,815
2,180	Lower Colorado River Authority, Rev., 5.750%, 05/15/15 (p)	2,437

		11,176

	Utility — 1.2%
5,000	SA Energy Acquisition Public Facility Corp., Gas Supply, Rev., 5.250%, 08/01/16	5,556

	Water & Sewer — 1.1%
4,435	Canyon Regional Water Authority, Wells Ranch Project, Rev., AMBAC, 5.125%, 08/01/25	5,109

	Total Texas	38,407

	Virginia — 3.4%
	General Obligation — 1.9%
7,305	Commonwealth of Virginia, Series B, GO, 4.000%, 06/01/22 (w)	8,732

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Other Revenue — 1.5%
5,270	Virginia Public Building Authority, Public Facilities, Series A, Rev., 5.000%, 08/01/21	6,652

	Total Virginia	15,384

	Washington — 4.1%
	Education — 1.5%
5,430	Western Washington University, Housing & Dining, Junior Lien, Series A, Rev., AMBAC, 5.500%, 10/01/22	6,941

	Hospital — 1.2%
5,000	Washington Health Care Facilities Authority, Multicare Health System, Series A, Rev., AGM, 5.000%, 08/15/34	5,401

	Other Revenue — 1.4%
5,000	City of Seattle, Water Systems, Rev., 5.000%, 09/01/21	6,314

	Total Washington	18,656

	Total Municipal Bonds (Cost $398,022)	445,848

SHARES
Short-Term Investment — 4.7%
	Investment Company — 4.7%
21,363	JPMorgan Tax Free Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (m) (Cost $21,363)	21,363

	Total Investments — 102.1% (Cost $419,385)	467,211
	Liabilities in Excess of Other Assets — (2.1)%	(9,828)

	NET ASSETS — 100.0%	$457,383

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Short Futures Outstanding
(71)	30 Year U.S. Treasury Bond	03/19/13	$(10,315)	$349

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	53

J.P. Morgan Municipal Bond Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

ACA	— Insured by American Capital Access
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.*
AMT	— Alternative Minimum Tax
CMO	— Collateralized Mortgage Obligation
COLL	— Collateral
CONS	— Consolidated Bonds
COP	— Certificate of Participation
CR	— Custodial Receipts
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDA	— Industrial Development Authority
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MTA	— Metropolitan Transportation Authority
MTG	— Insured by California Mortgage Insurance
MTGS	— Mortgages
NATL	— Insured by National Public Finance Guarantee Corp.
PRIV	— Private
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund

RE	— Reinsured
REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SCSDE	— South Carolina School District Enhancement
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2013.
XLCA	— Insured by XL Capital Assurance

(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 28, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements and unfunded commitments.

(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(w)	— When-issued security.

* Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013

(Amounts in thousands, except per share amounts)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
ASSETS:
Investments in non-affiliates, at value	$103,975		$97,446		$588,564
Investments in affiliates, at value	1,081		—		3,235

Total investment securities, at value	105,056		97,446		591,799
Receivables:
Investment securities sold	—		—		76
Fund shares sold	14		28		371
Interest and dividends from non-affiliates	946		1,018		6,864
Dividends from affiliates	—	(a)	—	(a)	—	(a)

Total Assets	106,016		98,492		599,110

LIABILITIES:
Payables:
Due to custodian	—		633		—
Dividends	55		47		1,076
Fund shares redeemed	171		163		943
Accrued liabilities:
Investment advisory fees	24		22		138
Administration fees	7		6		39
Shareholder servicing fees	12		9		94
Distribution fees	18		15		32
Custodian and accounting fees	6		7		23
Trustees’ and Chief Compliance Officer’s fees	—		—	(a)	—
Audit fees	32		31		33
Other	6		8		27

Total Liabilities	331		941		2,405

Net Assets	$105,685		$97,551		$596,705

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Arizona Municipal Bond Fund	Michigan Municipal Bond Fund	Municipal Income Fund
NET ASSETS:
Paid-in-Capital	$96,427	$89,494	$557,711
Accumulated undistributed (distributions in excess of) net investment income	69	245	402
Accumulated net realized gains (losses)	61	227	(1,412)
Net unrealized appreciation (depreciation)	9,128	7,585	40,004

Total Net Assets	$105,685	$97,551	$596,705

Net Assets:
Class A	$33,300	$45,237	$86,839
Class B	424	680	361
Class C	20,027	10,250	26,248
Select Class	51,934	41,384	483,257

Total	$105,685	$97,551	$596,705

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,350	4,172	8,341
Class B	42	67	35
Class C	2,000	1,006	2,542
Select Class	5,159	3,823	46,686

Net Asset Value (a):
Class A — Redemption price per share	$9.94	$10.84	$10.41
Class B — Offering price per share (b)	10.07	10.22	10.36
Class C — Offering price per share (b)	10.01	10.18	10.33
Select Class — Offering and redemption price per share	10.07	10.83	10.35
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$10.33	$11.26	$10.82

Cost of investments in non-affiliates	$94,847	$89,861	$548,560
Cost of investments in affiliates	1,081	—	3,235

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
ASSETS:
Investments in non-affiliates, at value	$248,483		$1,261,541		$445,848
Investments in affiliates, at value	418		46,157		21,363

Total investment securities, at value	248,901		1,307,698		467,211
Receivables:
Investment securities sold	—		18,379		1,667
Fund shares sold	304		2,225		339
Interest from non-affiliates	2,542		13,664		4,891
Dividends from affiliates	—	(a)	—	(a)	—	(a)
Prepaid expenses	—		—		49

Total Assets	251,747		1,341,966		474,157

LIABILITIES:
Payables:
Dividends	137		897		514
Investment securities purchased	—		30,071		15,408
Fund shares redeemed	205		4,915		532
Variation margin on futures contracts	—		—		9
Accrued liabilities:
Investment advisory fees	57		213		104
Administration fees	16		—		30
Shareholder servicing fees	37		204		43
Distribution fees	50		35		72
Custodian and accounting fees	15		27		14
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)
Audit fees	32		33		33
Other	21		21		15

Total Liabilities	570		36,416		16,774

Net Assets	$251,177		$1,305,550		$457,383

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ohio Municipal Bond Fund	Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
NET ASSETS:
Paid-in-Capital	$230,915	$1,301,325	$408,475
Accumulated undistributed (distributions in excess of) net investment income	181	342	725
Accumulated net realized gains (losses)	18	(19,746)	8
Net unrealized appreciation (depreciation)	20,063	23,629	48,175

Total Net Assets	$251,177	$1,305,550	$457,383

Net Assets:
Class A	$90,786	$73,578	$198,873
Class B	1,333	76	1,250
Class C	55,414	35,324	57,237
Institutional Class	—	272,548	—
Select Class	103,644	924,024	200,023

Total	$251,177	$1,305,550	$457,383

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	7,888	6,923	15,438
Class B	115	7	97
Class C	4,795	3,298	4,473
Institutional Class	—	25,519	—
Select Class	9,061	86,711	15,574

Net Asset Value (a):
Class A — Redemption price per share	$11.51	$10.63	$12.88
Class B — Offering price per share (b)	11.62	10.73	12.84
Class C — Offering price per share (b)	11.56	10.71	12.80
Institutional Class — Offering and redemption price per share	—	10.68	—
Select Class — Offering and redemption price per share	11.44	10.66	12.84
Class A maximum sales charge	3.75%	2.25%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$11.96	$10.87	$13.38

Cost of investments in non-affiliates	$228,420	$1,237,912	$398,022
Cost of investments in affiliates	418	46,157	21,363

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,764		$3,931		$24,332
Dividend income from non-affiliates	—		—		352
Dividend income from affiliates	—	(a)	1		4

Total investment income	3,764		3,932		24,688

EXPENSES:
Investment advisory fees	326		296		2,037
Administration fees	93		85		585
Distribution fees:
Class A	80		115		224
Class B	5		7		6
Class C	143		69		203
Shareholder servicing fees:
Class A	80		115		224
Class B	2		2		2
Class C	48		23		67
Select Class	142		107		1,404
Custodian and accounting fees	36		39		76
Professional fees	56		56		67
Interest expense to affiliates	—	(a)	—	(a)	1
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1		7
Printing and mailing costs	4		4		7
Registration and filing fees	20		16		48
Transfer agent fees	25		23		45
Other	6		7		11

Total expenses	1,066		965		5,014

Less amounts waived	(130)		(140)		(383)

Net expenses	936		825		4,631

Net investment income (loss)	2,828		3,107		20,057

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	172		227		6,737
Distributions of capital gains received from investment company affiliates	—	(a)	—	(a)	— (a)
Change in net unrealized appreciation/depreciation of investments in non-affiliates	(125)		68		(2,835)

Net realized/unrealized gains (losses)	47		295		3,902

Change in net assets resulting from operations	$2,875		$3,402		$23,959

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund	Tax Free Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$9,111		$18,816	$19,836
Dividend income from affiliates	2		11	4

Total investment income	9,113		18,827	19,840

EXPENSES:
Investment advisory fees	749		3,113	1,345
Administration fees	215		1,072	386
Distribution fees:
Class A	227		210	481
Class B	13		1	10
Class C	409		297	382
Shareholder servicing fees:
Class A	227		210	481
Class B	4		— (a)	3
Class C	136		99	127
Institutional Class	—		230	—
Select Class	256		2,229	509
Custodian and accounting fees	53		98	50
Professional fees	57		67	62
Interest expense to affiliates	—		— (a)	—
Trustees’ and Chief Compliance Officer’s fees	3		14	5
Printing and mailing costs	10		18	7
Registration and filing fees	16		59	49
Transfer agent fees	62		66	82
Other	9		20	10

Total expenses	2,446		7,803	3,989

Less amounts waived	(184)		(1,728)	(643)

Net expenses	2,262		6,075	3,346

Net investment income (loss)	6,851		12,752	16,494

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	24		(86)	2,312
Futures	—		—	(1,086)

Net realized gain (loss)	24		(86)	1,226

Distributions of capital gains received from investment company affiliates	—	(a)	— (a)	— (a)
Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	181		(3,122)	1,467
Futures	—		—	431

Change in net unrealized appreciation/depreciation	181		(3,122)	1,898

Net realized/unrealized gains (losses)	205		(3,208)	3,124

Change in net assets resulting from operations	$7,056		$9,544	$19,618

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,828	$3,336	$3,107	$3,676	$20,057	$27,101
Net realized gain (loss)	172	1,142	227	1,319	6,737	8,526
Distributions of capital gains received from investment company non-affiliates	— (a)	—	— (a)	—	— (a)	—
Change in net unrealized appreciation/depreciation	(125)	4,958	68	4,550	(2,835)	33,599

Change in net assets resulting from operations	2,875	9,436	3,402	9,545	23,959	69,226

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(820)	(951)	(1,300)	(1,790)	(2,441)	(2,776)
From net realized gains	(185)	(374)	(428)	(908)	—	—
Class B
From net investment income	(11)	(18)	(23)	(59)	(16)	(38)
From net realized gains	(2)	(9)	(7)	(31)	—	—
Class C
From net investment income	(363)	(375)	(222)	(248)	(592)	(647)
From net realized gains	(111)	(190)	(99)	(136)	—	—
Select Class
From net investment income	(1,558)	(1,997)	(1,312)	(1,967)	(16,542)	(23,676)
From net realized gains	(301)	(736)	(384)	(879)	—	—

Total distributions to shareholders	(3,351)	(4,650)	(3,775)	(6,018)	(19,591)	(27,137)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(7,220)	(15,113)	(636)	(22,297)	(142,871)	(396,375)

NET ASSETS:
Change in net assets	(7,696)	(10,327)	(1,009)	(18,770)	(138,503)	(354,286)
Beginning of period	113,381	123,708	98,560	117,330	735,208	1,089,494

End of period	$105,685	$113,381	$97,551	$98,560	$596,705	$735,208

Accumulated undistributed (distributions in excess of) net investment income	$69	$(7)	$245	$(5)	$402	$(64)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,851	$7,324	$12,752	$14,482	$16,494	$18,190
Net realized gain (loss)	24	682	(86)	2,478	1,226	1,877
Distributions of capital gains received from investment company non-affiliates	— (a)	—	— (a)	—	— (a)	—
Change in net unrealized appreciation/depreciation	181	11,164	(3,122)	20,355	1,898	22,419

Change in net assets resulting from operations	7,056	19,170	9,544	37,315	19,618	42,486

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,453)	(2,936)	(622)	(986)	(6,765)	(7,276)
From net realized gains	(43)	(111)	—	—	—	—
Class B
From net investment income	(35)	(68)	— (a)	(1)	(39)	(67)
From net realized gains	(1)	(3)	—	—	—	—
Class C
From net investment income	(1,154)	(1,173)	(93)	(240)	(1,474)	(1,222)
From net realized gains	(26)	(55)	—	—	—	—
Institutional Class
From net investment income	—	—	(2,850)	(3,045)	—	—
Select Class
From net investment income	(3,029)	(3,130)	(8,803)	(10,179)	(7,466)	(9,612)
From net realized gains	(50)	(104)	—	—	—	—

Total distributions to shareholders	(6,791)	(7,580)	(12,368)	(14,451)	(15,744)	(18,177)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	10,007	(29,731)	181,973	(84,124)	17,865	(92,834)

NET ASSETS:
Change in net assets	10,272	(18,141)	179,149	(61,260)	21,739	(68,525)
Beginning of period	240,905	259,046	1,126,401	1,187,661	435,644	504,169

End of period	$251,177	$240,905	$1,305,550	$1,126,401	$457,383	$435,644

Accumulated undistributed (distributions in excess of) net investment income	$181	$1	$342	$(42)	$725	$(25)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$6,194	$3,905	$4,928	$3,219	$10,559	$11,139
Distributions reinvested	975	1,156	1,694	2,358	2,370	2,350
Cost of shares redeemed	(6,298)	(9,251)	(6,232)	(14,381)	(17,118)	(21,685)

Change in net assets resulting from Class A capital transactions	$871	$(4,190)	$390	$(8,804)	$(4,189)	$(8,196)

Class B
Proceeds from shares issued	$3	$39	$60	$14	$3	$51
Distributions reinvested	13	23	30	79	15	34
Cost of shares redeemed	(385)	(118)	(823)	(1,337)	(912)	(1,901)

Change in net assets resulting from Class B capital transactions	$(369)	$(56)	$(733)	$(1,244)	$(894)	$(1,816)

Class C
Proceeds from shares issued	$5,399	$4,014	$4,086	$2,393	$4,902	$4,822
Distributions reinvested	471	529	317	367	522	530
Cost of shares redeemed	(3,988)	(5,126)	(1,571)	(3,673)	(6,196)	(7,161)

Change in net assets resulting from Class C capital transactions	$1,882	$(583)	$2,832	$(913)	$(772)	$(1,809)

Select Class
Proceeds from shares issued	$5,741	$10,351	$3,912	$5,900	$78,230	$133,852
Distributions reinvested	1,045	1,582	691	1,152	743	1,247
Cost of shares redeemed	(16,390)	(22,217)	(7,728)	(18,388)	(215,989)	(519,653)

Change in net assets resulting from Select Class capital transactions	$(9,604)	$(10,284)	$(3,125)	$(11,336)	$(137,016)	$(384,554)

Total change in net assets resulting from capital transactions	$(7,220)	$(15,113)	$(636)	$(22,297)	$(142,871)	$(396,375)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Arizona Municipal Bond Fund		Michigan Municipal Bond Fund		Municipal Income Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	618	396	452	300	1,014	1,100
Reinvested	98	117	155	220	228	233
Redeemed	(630)	(946)	(572)	(1,347)	(1,645)	(2,142)

Change in Class A Shares	86	(433)	35	(827)	(403)	(809)

Class B
Issued	— (a)	4	6	1	1	5
Reinvested	1	2	3	8	1	3
Redeemed	(37)	(12)	(80)	(133)	(88)	(192)

Change in Class B Shares	(36)	(6)	(71)	(124)	(86)	(184)

Class C
Issued	536	401	398	236	476	479
Reinvested	47	54	31	36	51	53
Redeemed	(397)	(523)	(153)	(363)	(601)	(720)

Change in Class C Shares	186	(68)	276	(91)	(74)	(188)

Select Class
Issued	568	1,045	360	552	7,582	13,404
Reinvested	103	159	64	108	72	125
Redeemed	(1,621)	(2,248)	(711)	(1,717)	(20,893)	(52,063)

Change in Select Class Shares	(950)	(1,044)	(287)	1,057	(13,239)	(38,534)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$13,091	$12,578	$29,077	$18,976	$51,218	$32,603
Distributions reinvested	2,222	2,362	605	895	6,406	5,987
Cost of shares redeemed	(11,622)	(35,464)	(36,760)	(62,831)	(43,739)	(52,397)

Change in net assets resulting from Class A capital transactions	$3,691	$(20,524)	$(7,078)	$(42,960)	$13,885	$(13,807)

Class B
Proceeds from shares issued	$84	$202	$— (a)	$95	$50	$57
Distributions reinvested	34	61	— (a)	1	36	51
Cost of shares redeemed	(1,007)	(2,765)	(96)	(324)	(423)	(1,477)

Change in net assets resulting from Class B capital transactions	$(889)	$(2,502)	$(96)	$(228)	$(337)	$(1,369)

Class C
Proceeds from shares issued	$10,621	$11,065	$16,920	$12,751	$28,784	$14,307
Distributions reinvested	1,157	1,124	91	230	1,417	1,081
Cost of shares redeemed	(8,113)	(13,972)	(25,100)	(21,528)	(13,874)	(14,195)

Change in net assets resulting from Class C capital transactions	$3,665	$(1,783)	$(8,089)	$(8,547)	$16,327	$1,193

Institutional Class
Proceeds from shares issued	$—	$—	$191,934	$303,779	$—	$—
Distributions reinvested	—	—	147	189	—	—
Cost of shares redeemed	—	—	(169,233)	(256,979)	—	—

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$22,848	$46,989	$—	$—

Select Class
Proceeds from shares issued	$21,202	$25,276	$609,118	$364,423	$34,037	$17,886
Distributions reinvested	1,728	1,790	762	690	1,262	1,111
Cost of shares redeemed	(19,390)	(31,988)	(435,492)	(444,491)	(47,309)	(97,848)

Change in net assets resulting from Select Class capital transactions	$3,540	$(4,922)	$174,388	$(79,378)	$(12,010)	$(78,851)

Total change in net assets resulting from capital transactions	$10,007	$(29,731)	$181,973	$(84,124)	$17,865	$(92,834)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ohio Municipal Bond Fund		Short-Intermediate Municipal Bond Fund		Tax Free Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	1,139	1,120	2,735	1,795	3,983	2,617
Reinvested	193	211	57	85	499	483
Redeemed	(1,010)	(3,159)	(3,458)	(5,945)	(3,402)	(4,238)

Change in Class A Shares	322	(1,828)	(666)	(4,065)	1,080	(1,138)

Class B
Issued	8	18	— (a)	9	3	5
Reinvested	3	5	— (a)	— (a)	3	4
Redeemed	(87)	(248)	(9)	(30)	(33)	(121)

Change in Class B Shares	(76)	(225)	(9)	(21)	(27)	(112)

Class C
Issued	919	973	1,579	1,195	2,253	1,153
Reinvested	100	100	9	22	111	87
Redeemed	(701)	(1,251)	(2,344)	(2,027)	(1,084)	(1,159)

Change in Class C Shares	318	(178)	(756)	(810)	1,280	81

Institutional Class
Issued	—	—	17,962	28,508	—	—
Reinvested	—	—	14	18	—	—
Redeemed	—	—	(15,841)	(24,179)	—	—

Change in Institutional Class Shares	—	—	2,135	4,347	—	—

Select Class
Issued	1,852	2,248	57,149	34,403	2,652	1,427
Reinvested	151	160	71	65	98	90
Redeemed	(1,695)	(2,886)	(40,854)	(41,915)	(3,691)	(7,968)

Change in Select Class Shares	308	(478)	16,366	(7,447)	(941)	(6,451)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Arizona Municipal Bond Fund
Class A
Year Ended February 28, 2013	$9.99	$0.26	(d)	$— (e)	$0.26	$(0.25)	$(0.06)	$(0.31)
Year Ended February 29, 2012	9.58	0.28		0.54	0.82	(0.29)	(0.12)	(0.41)
Year Ended February 28, 2011	9.80	0.27		(0.15)	0.12	(0.29)	(0.05)	(0.34)
Year Ended February 28, 2010	9.58	0.31		0.22	0.53	(0.31)	—	(0.31)
Year Ended February 28, 2009	9.30	0.33		0.28	0.61	(0.33)	—	(0.33)

Class B
Year Ended February 28, 2013	10.11	0.20	(d)	0.01	0.21	(0.19)	(0.06)	(0.25)
Year Ended February 29, 2012	9.70	0.22		0.54	0.76	(0.23)	(0.12)	(0.35)
Year Ended February 28, 2011	9.92	0.22		(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.69	0.25		0.22	0.47	(0.24)	—	(0.24)
Year Ended February 28, 2009	9.39	0.26		0.30	0.56	(0.26)	—	(0.26)

Class C
Year Ended February 28, 2013	10.06	0.20	(d)	— (e)	0.20	(0.19)	(0.06)	(0.25)
Year Ended February 29, 2012	9.65	0.22		0.54	0.76	(0.23)	(0.12)	(0.35)
Year Ended February 28, 2011	9.87	0.22		(0.16)	0.06	(0.23)	(0.05)	(0.28)
Year Ended February 28, 2010	9.65	0.25		0.22	0.47	(0.25)	—	(0.25)
Year Ended February 28, 2009	9.37	0.27		0.28	0.55	(0.27)	—	(0.27)

Select Class
Year Ended February 28, 2013	10.11	0.29	(d)	0.01	0.30	(0.28)	(0.06)	(0.34)
Year Ended February 29, 2012	9.69	0.32		0.53	0.85	(0.31)	(0.12)	(0.43)
Year Ended February 28, 2011	9.91	0.32		(0.18)	0.14	(0.31)	(0.05)	(0.36)
Year Ended February 28, 2010	9.68	0.34		0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.39	0.35		0.29	0.64	(0.35)	—	(0.35)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.94	2.63%	$33,300	0.88%	2.58%	1.02%	7%
9.99	8.66	32,591	0.88	2.89	1.01	6
9.58	1.23	35,413	0.88	2.88	1.01	8
9.80	5.59	48,783	0.87	3.14	1.01	14
9.58	6.64	45,037	0.88	3.42	1.02	25

10.07	2.02	424	1.52	1.97	1.52	7
10.11	7.89	794	1.51	2.26	1.51	6
9.70	0.58	818	1.50	2.26	1.51	8
9.92	4.94	1,191	1.50	2.51	1.51	14
9.69	6.09	1,243	1.51	2.79	1.52	25

10.01	1.97	20,027	1.52	1.94	1.52	7
10.06	7.93	18,249	1.51	2.26	1.51	6
9.65	0.60	18,163	1.50	2.25	1.51	8
9.87	4.90	24,729	1.50	2.48	1.51	14
9.65	5.98	11,258	1.52	2.78	1.52	25

10.07	2.95	51,934	0.63	2.84	0.77	7
10.11	8.92	61,747	0.63	3.14	0.76	6
9.69	1.46	69,314	0.63	3.13	0.76	8
9.91	5.89	86,413	0.62	3.40	0.76	14
9.68	6.94	95,546	0.63	3.68	0.77	25

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Michigan Municipal Bond Fund
Class A
Year Ended February 28, 2013	$10.88	$0.34	(d)	$0.03	$0.37	$(0.31)	$(0.10)	$(0.41)
Year Ended February 29, 2012	10.52	0.37	(d)	0.61	0.98	(0.41)	(0.21)	(0.62)
Year Ended February 28, 2011	10.77	0.37	(d)	(0.24)	0.13	(0.34)	(0.04)	(0.38)
Year Ended February 28, 2010	10.52	0.38	(d)	0.25	0.63	(0.38)	—	(0.38)
Year Ended February 28, 2009	10.36	0.38	(d)	0.16	0.54	(0.38)	—	(0.38)

Class B
Year Ended February 28, 2013	10.28	0.26	(d)	0.02	0.28	(0.24)	(0.10)	(0.34)
Year Ended February 29, 2012	9.98	0.29	(d)	0.56	0.85	(0.34)	(0.21)	(0.55)
Year Ended February 28, 2011	10.23	0.29	(d)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	10.01	0.30	(d)	0.24	0.54	(0.32)	—	(0.32)
Year Ended February 28, 2009	9.88	0.30	(d)	0.15	0.45	(0.32)	—	(0.32)

Class C
Year Ended February 28, 2013	10.25	0.25	(d)	0.03	0.28	(0.25)	(0.10)	(0.35)
Year Ended February 29, 2012	9.95	0.28	(d)	0.58	0.86	(0.35)	(0.21)	(0.56)
Year Ended February 28, 2011	10.20	0.29	(d)	(0.22)	0.07	(0.28)	(0.04)	(0.32)
Year Ended February 28, 2010	9.99	0.30	(d)	0.24	0.54	(0.33)	—	(0.33)
Year Ended February 28, 2009	9.86	0.30	(d)	0.15	0.45	(0.32)	—	(0.32)

Select Class
Year Ended February 28, 2013	10.86	0.36	(d)	0.04	0.40	(0.33)	(0.10)	(0.43)
Year Ended February 29, 2012	10.51	0.40	(d)	0.60	1.00	(0.44)	(0.21)	(0.65)
Year Ended February 28, 2011	10.75	0.39	(d)	(0.22)	0.17	(0.37)	(0.04)	(0.41)
Year Ended February 28, 2010	10.50	0.41	(d)	0.25	0.66	(0.41)	—	(0.41)
Year Ended February 28, 2009	10.35	0.40	(d)	0.15	0.55	(0.40)	—	(0.40)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.84	3.44%	$45,237	0.88%	3.10%	1.03%	21%
10.88	9.58	45,013	0.88	3.46	1.03	8
10.52	1.26	52,244	0.88	3.44	1.00	12
10.77	6.13	60,059	0.88	3.61	0.99	5
10.52	5.30	51,278	0.88	3.60	1.00	12

10.22	2.79	680	1.52	2.50	1.53	21
10.28	8.81	1,418	1.53	2.82	1.53	8
9.98	0.70	2,610	1.50	2.81	1.50	12
10.23	5.50	6,679	1.49	3.00	1.50	5
10.01	4.59	12,444	1.50	2.98	1.50	12

10.18	2.73	10,250	1.52	2.43	1.53	21
10.25	8.85	7,486	1.53	2.81	1.53	8
9.95	0.71	8,171	1.50	2.81	1.50	12
10.20	5.46	10,768	1.49	3.00	1.49	5
9.99	4.64	5,121	1.50	2.98	1.50	12

10.83	3.78	41,384	0.63	3.35	0.78	21
10.86	9.79	44,643	0.63	3.71	0.78	8
10.51	1.59	54,305	0.63	3.67	0.75	12
10.75	6.42	96,873	0.63	3.86	0.75	5
10.50	5.46	132,082	0.63	3.85	0.75	12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Municipal Income Fund
Class A
Year Ended February 28, 2013	$10.35	$0.29	(d)	$0.05	$0.34	$(0.28)
Year Ended February 29, 2012	9.86	0.30	(d)	0.50	0.80	(0.31)
Year Ended February 28, 2011	10.00	0.31	(d)	(0.14)	0.17	(0.31)
Year Ended February 28, 2010	9.57	0.32	(d)	0.43	0.75	(0.32)
Year Ended February 28, 2009	9.55	0.34		0.02	0.36	(0.34)

Class B
Year Ended February 28, 2013	10.29	0.23	(d)	0.06	0.29	(0.22)
Year Ended February 29, 2012	9.80	0.24	(d)	0.50	0.74	(0.25)
Year Ended February 28, 2011	9.94	0.25	(d)	(0.14)	0.11	(0.25)
Year Ended February 28, 2010	9.52	0.27	(d)	0.42	0.69	(0.27)
Year Ended February 28, 2009	9.50	0.29		0.01	0.30	(0.28)

Class C
Year Ended February 28, 2013	10.27	0.23	(d)	0.06	0.29	(0.23)
Year Ended February 29, 2012	9.78	0.24	(d)	0.50	0.74	(0.25)
Year Ended February 28, 2011	9.93	0.25	(d)	(0.15)	0.10	(0.25)
Year Ended February 28, 2010	9.51	0.27	(d)	0.42	0.69	(0.27)
Year Ended February 28, 2009	9.48	0.28		0.03	0.31	(0.28)

Select Class
Year Ended February 28, 2013	10.29	0.31	(d)	0.06	0.37	(0.31)
Year Ended February 29, 2012	9.80	0.32	(d)	0.50	0.82	(0.33)
Year Ended February 28, 2011	9.94	0.33	(d)	(0.14)	0.19	(0.33)
Year Ended February 28, 2010	9.52	0.35	(d)	0.42	0.77	(0.35)
Year Ended February 28, 2009	9.50	0.36		0.02	0.38	(0.36)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	See Note 2.H.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding imputed interest) for Class A were 0.87% and 0.94% for 2009; for Class B and Class C were 1.44% and 1.44% for 2009; for Select Class were 0.62% and 0.69% for 2009, respectively.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (including imputed interest) (b)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including imputed interest)		Portfolio turnover rate (c)

$10.41	3.35%	$86,839	0.86%		2.76%	0.92%		13%
10.35	8.19	90,497	0.86		2.95	0.93		6
9.86	1.67	94,167	0.87		3.07	0.93		18
10.00	8.01	100,454	0.86		3.32	0.93		18
9.57	3.81	91,082	0.88	(e)(f)	3.49	0.95	(e)(f)	12

10.36	2.86	361	1.41		2.24	1.42		13
10.29	7.63	1,252	1.42		2.38	1.43		6
9.80	1.12	2,993	1.42		2.52	1.43		18
9.94	7.32	9,058	1.43		2.77	1.43		18
9.52	3.23	14,094	1.45	(e)(f)	2.91	1.45	(e)(f)	12

10.33	2.80	26,248	1.42		2.21	1.42		13
10.27	7.66	26,863	1.42		2.39	1.43		6
9.78	1.04	27,426	1.42		2.51	1.42		18
9.93	7.35	33,426	1.42		2.74	1.43		18
9.51	3.36	18,906	1.45	(e)(f)	2.92	1.45	(e)(f)	12

10.35	3.61	483,257	0.62		3.01	0.67		13
10.29	8.49	616,596	0.61		3.20	0.68		6
9.80	1.94	964,908	0.62		3.32	0.68		18
9.94	8.22	1,073,960	0.62		3.57	0.68		18
9.52	4.08	1,110,963	0.63	(e)(f)	3.73	0.70	(e)(f)	12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Ohio Municipal Bond Fund
Class A
Year Ended February 28, 2013	$11.50	$0.32	(d)	$0.01	$0.33	$(0.31)	$(0.01)	$(0.32)
Year Ended February 29, 2012	10.95	0.35	(d)	0.56	0.91	(0.35)	(0.01)	(0.36)
Year Ended February 28, 2011	11.15	0.34	(d)	(0.19)	0.15	(0.35)	— (e)	(0.35)
Year Ended February 28, 2010	10.87	0.36	(d)	0.28	0.64	(0.36)	—	(0.36)
Year Ended February 28, 2009	10.58	0.40		0.29	0.69	(0.40)	—	(0.40)

Class B
Year Ended February 28, 2013	11.60	0.25	(d)	0.02	0.27	(0.24)	(0.01)	(0.25)
Year Ended February 29, 2012	11.04	0.28	(d)	0.57	0.85	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2011	11.24	0.28	(d)	(0.20)	0.08	(0.28)	— (e)	(0.28)
Year Ended February 28, 2010	10.95	0.30	(d)	0.28	0.58	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.66	0.35		0.27	0.62	(0.33)	—	(0.33)

Class C
Year Ended February 28, 2013	11.55	0.25	(d)	0.01	0.26	(0.24)	(0.01)	(0.25)
Year Ended February 29, 2012	10.99	0.28	(d)	0.57	0.85	(0.28)	(0.01)	(0.29)
Year Ended February 28, 2011	11.20	0.28	(d)	(0.21)	0.07	(0.28)	— (e)	(0.28)
Year Ended February 28, 2010	10.91	0.29	(d)	0.29	0.58	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.63	0.34		0.28	0.62	(0.34)	—	(0.34)

Select Class
Year Ended February 28, 2013	11.43	0.35	(d)	0.01	0.36	(0.34)	(0.01)	(0.35)
Year Ended February 29, 2012	10.88	0.37	(d)	0.57	0.94	(0.38)	(0.01)	(0.39)
Year Ended February 28, 2011	11.09	0.37	(d)	(0.21)	0.16	(0.37)	— (e)	(0.37)
Year Ended February 28, 2010	10.81	0.39	(d)	0.28	0.67	(0.39)	—	(0.39)
Year Ended February 28, 2009	10.52	0.43		0.29	0.72	(0.43)	—	(0.43)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$11.51	2.86%	$90,786	0.87%	2.77%	0.97%	6%
11.50	8.44	86,982	0.88	3.09	0.98	6
10.95	1.33	102,830	0.87	3.06	0.97	7
11.15	5.94	122,990	0.87	3.27	0.98	7
10.87	6.66	91,571	0.88	3.76	1.00	12

11.62	2.31	1,333	1.46	2.19	1.47	6
11.60	7.80	2,220	1.48	2.52	1.48	6
11.04	0.69	4,591	1.46	2.48	1.47	7
11.24	5.35	10,095	1.47	2.71	1.48	7
10.95	5.95	15,896	1.50	3.13	1.50	12

11.56	2.27	55,414	1.46	2.18	1.47	6
11.55	7.87	51,690	1.48	2.49	1.48	6
10.99	0.62	51,174	1.46	2.47	1.47	7
11.20	5.41	62,918	1.46	2.64	1.48	7
10.91	5.92	24,481	1.50	3.14	1.50	12

11.44	3.12	103,644	0.62	3.02	0.72	6
11.43	8.77	100,013	0.63	3.34	0.73	6
10.88	1.49	100,451	0.62	3.32	0.72	7
11.09	6.26	116,485	0.62	3.53	0.73	7
10.81	6.98	102,013	0.63	4.00	0.75	12

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Short-Intermediate Municipal Bond Fund
Class A
Year Ended February 28, 2013	$10.65	$0.08	(f)	$(0.02)	$0.06	$(0.08)
Year Ended February 29, 2012	10.44	0.11	(f)	0.21	0.32	(0.11)
Year Ended February 28, 2011	10.53	0.12	(f)	(0.09)	0.03	(0.12)
Year Ended February 28, 2010	10.29	0.17	(f)	0.24	0.41	(0.17)
Year Ended February 28, 2009	10.17	0.29		0.10	0.39	(0.27)

Class B
Year Ended February 28, 2013	10.76	0.03	(f)	(0.04)	(0.01)	(0.02)
Year Ended February 29, 2012	10.54	0.06	(f)	0.21	0.27	(0.05)
Year Ended February 28, 2011	10.63	0.07	(f)	(0.09)	(0.02)	(0.07)
Year Ended February 28, 2010	10.38	0.13	(f)	0.23	0.36	(0.11)
Year Ended February 28, 2009	10.26	0.23		0.11	0.34	(0.22)

Class C
Year Ended February 28, 2013	10.74	0.03	(f)	(0.03)	— (g)	(0.03)
Year Ended February 29, 2012	10.53	0.06	(f)	0.21	0.27	(0.06)
Year Ended February 28, 2011	10.61	0.07	(f)	(0.08)	(0.01)	(0.07)
Year Ended February 28, 2010	10.37	0.12	(f)	0.24	0.36	(0.12)
Year Ended February 28, 2009	10.25	0.22		0.12	0.34	(0.22)

Institutional Class
Year Ended February 28, 2013	10.71	0.14	(f)	(0.04)	0.10	(0.13)
Year Ended February 29, 2012	10.49	0.16	(f)	0.22	0.38	(0.16)
Year Ended February 28, 2011	10.58	0.18	(f)	(0.09)	0.09	(0.18)
June 19, 2009 (h) through February 28, 2010	10.36	0.15	(f)	0.21	0.36	(0.14)

Select Class
Year Ended February 28, 2013	10.68	0.11	(f)	(0.02)	0.09	(0.11)
Year Ended February 29, 2012	10.47	0.14	(f)	0.21	0.35	(0.14)
Year Ended February 28, 2011	10.56	0.15	(f)	(0.09)	0.06	(0.15)
Year Ended February 28, 2010	10.32	0.19	(f)	0.24	0.43	(0.19)
Year Ended February 28, 2009	10.20	0.30		0.12	0.42	(0.30)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.63	0.56%	$73,578	0.74%	0.77%	0.86%	33%
10.65	3.05	80,858	0.75	1.04	0.87	43
10.44	0.32	121,687	0.74	1.18	0.88	42
10.53	3.97	155,902	0.75	1.63	0.90	22
10.29	3.92	73,101	0.80	2.62	0.95	40

10.73	(0.06)	76	1.24	0.28	1.36	33
10.76	2.61	172	1.25	0.55	1.37	43
10.54	(0.18)	394	1.24	0.69	1.38	42
10.63	3.48	953	1.26	1.28	1.43	22
10.38	3.36	3,305	1.30	2.17	1.45	40

10.71	(0.05)	35,324	1.24	0.28	1.36	33
10.74	2.54	43,532	1.25	0.53	1.37	43
10.53	(0.07)	51,202	1.24	0.68	1.38	42
10.61	3.44	65,222	1.25	1.10	1.40	22
10.37	3.40	21,616	1.30	2.14	1.45	40

10.68	0.95	272,548	0.24	1.27	0.46	33
10.71	3.67	250,344	0.24	1.53	0.46	43
10.49	0.84	199,764	0.24	1.67	0.48	42
10.58	3.49	179,648	0.24	2.01	0.48	22

10.66	0.80	924,024	0.49	1.01	0.61	33
10.68	3.32	751,495	0.50	1.28	0.62	43
10.47	0.59	814,614	0.49	1.43	0.63	42
10.56	4.23	887,131	0.49	1.82	0.64	22
10.32	4.17	170,295	0.55	2.90	0.70	40

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Tax Free Bond Fund
Class A
Year Ended February 28, 2013	$12.77	$0.47	(f)	$0.09	$0.56	$(0.45)
Year Ended February 29, 2012	12.08	0.50	(f)	0.70	1.20	(0.51)
Year Ended February 28, 2011	12.49	0.50		(0.40)	0.10	(0.51)
Year Ended February 28, 2010	12.15	0.53		0.34	0.87	(0.53)
Year Ended February 28, 2009	12.08	0.52		0.07	0.59	(0.52)

Class B
Year Ended February 28, 2013	12.73	0.38	(f)	0.09	0.47	(0.36)
Year Ended February 29, 2012	12.04	0.42	(f)	0.69	1.11	(0.42)
Year Ended February 28, 2011	12.45	0.37		(0.36)	0.01	(0.42)
Year Ended February 28, 2010	12.11	0.43		0.35	0.78	(0.44)
Year Ended February 28, 2009	12.04	0.43		0.08	0.51	(0.44)

Class C
Year Ended February 28, 2013	12.69	0.38	(f)	0.10	0.48	(0.37)
Year Ended February 29, 2012	12.01	0.41	(f)	0.69	1.10	(0.42)
Year Ended February 28, 2011	12.42	0.41		(0.40)	0.01	(0.42)
Year Ended February 28, 2010	12.09	0.45		0.34	0.79	(0.46)
July 1, 2008 (g) through February 28, 2009	12.24	0.30		(0.14)	0.16	(0.31)

Select Class
Year Ended February 28, 2013	12.73	0.49	(f)	0.09	0.58	(0.47)
Year Ended February 29, 2012	12.05	0.52	(f)	0.69	1.21	(0.53)
Year Ended February 28, 2011	12.45	0.54		(0.41)	0.13	(0.53)
Year Ended February 28, 2010	12.11	0.56		0.33	0.89	(0.55)
Year Ended February 28, 2009	12.05	0.54		0.06	0.60	(0.54)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.88	4.45%	$198,873	0.74%	3.67%	0.94%	43%
12.77	10.12	183,329	0.75	4.06	0.96	24
12.08	0.78	187,253	0.75	4.04	0.94	1
12.49	7.30	210,306	0.75	4.28	0.95	10
12.15	4.98	151,732	0.75	4.28	0.95	30

12.84	3.76	1,250	1.43	2.99	1.44	43
12.73	9.37	1,575	1.44	3.39	1.46	24
12.04	0.07	2,836	1.44	3.35	1.44	1
12.45	6.58	5,642	1.44	3.60	1.45	10
12.11	4.28	7,832	1.44	3.58	1.45	30

12.80	3.80	57,237	1.43	2.98	1.44	43
12.69	9.34	40,523	1.44	3.37	1.46	24
12.01	0.08	37,380	1.44	3.35	1.44	1
12.42	6.62	39,673	1.43	3.58	1.44	10
12.09	1.40	5,583	1.44	3.67	1.47	30

12.84	4.63	200,023	0.57	3.85	0.69	43
12.73	10.25	210,217	0.58	4.25	0.71	24
12.05	1.02	276,700	0.58	4.20	0.69	1
12.45	7.51	472,557	0.58	4.45	0.70	10
12.11	5.11	628,520	0.58	4.43	0.70	30

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013

1. Organization

JPMorgan Trust II (“JPM II” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 6 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Arizona Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Michigan Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Municipal Income Fund	Class A, Class B, Class C and Select Class	Diversified
Ohio Municipal Bond Fund	Class A, Class B, Class C and Select Class	Diversified
Short-Intermediate Municipal Bond Fund	Class A, Class B, Class C, Institutional Class and Select Class	Diversified
Tax Free Bond Fund	Class A, Class B, Class C and Select Class	Diversified

The investment objective of Arizona Municipal Bond Fund is to seek current income exempt from federal income tax and Arizona personal income tax, consistent with the preservation of principal.

The investment objective of Michigan Municipal Bond Fund is to seek current income exempt from federal income tax and Michigan personal income tax, consistent with the preservation of principal.

The investment objective of Municipal Income Fund is to seek current income exempt from federal income taxes.

The Investment objective of Ohio Municipal Bond Fund is to seek current income exempt from federal income tax and Ohio personal income tax, consistent with the preservation of principal.

The investment objectives of Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund are to seek as high a level of current income exempt from federal income tax as is consistent with relative stability of principal.

Effective November 1, 2009, Class B Shares may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”) (except for Class C Shares of Short-Intermediate Municipal Bond Fund). Class B Shares automatically convert to Class A Shares after eight years (except for Short-Intermediate Municipal Bond Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures are generally valued on the basis of available market quotations. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

80	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry.

It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by municipal sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Arizona Municipal Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$1,081	$103,975	$—	$105,056

Michigan Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (b)	$—	$97,446	$—	$97,446

Municipal Income Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Debt Securities
Municipal Bonds
Alabama
Other Revenue	$—	$4,215	$—	$4,215

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Alaska
General Obligation	$—	$2,379	$—	$2,379
Housing	—	1,148	—	1,148
Other Revenue	—	2,002	—	2,002

Total Alaska	—	5,529	—	5,529

Arizona
Certificate of Participation/Lease	—	3,149	—	3,149
Hospital	—	4,336	—	4,336
Housing	—	400	—	400
Other Revenue	—	1,334	—	1,334
Water & Sewer	—	3,441	—	3,441

Total Arizona	—	12,660	—	12,660

Arkansas
Housing	—	455	—	455
Special Tax	—	3,889	—	3,889

Total Arkansas	—	4,344	—	4,344

California
General Obligation	—	6,291	—	6,291
Housing	—	5,072	—	5,072
Other Revenue	—	5,988	—	5,988
Water & Sewer	—	1,305	—	1,305

Total California	—	18,656	—	18,656

Colorado
Certificate of Participation/Lease	—	760	—	760
General Obligation	—	3,706	—	3,706
Hospital	—	2,622	—	2,622
Housing	—	2,889	—	2,889
Prerefunded	—	177	—	177

Total Colorado	—	10,154	—	10,154

Connecticut
Other Revenue	—	5,238	—	5,238

Delaware
Housing	—	3,014	—	3,014

District of Columbia
Housing	—	377	—	377
Other Revenue	—	4,992	—	4,992
Transportation	—	8,255	—	8,255

Total District of Columbia	—	13,624	—	13,624

Florida
Certificate of Participation/Lease	—	4,849	—	4,849
Education	—	5,280	—	5,280
General Obligation	—	1,384	—	1,384
Housing	—	9,043	—	9,043
Other Revenue	—	13,412	—	13,412
Prerefunded	—	311	—	311
Utility	—	6,260	—	6,260
Water & Sewer	—	6,525	—	6,525

Total Florida	—	47,064	—	47,064

82	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Georgia
Certificate of Participation/Lease	$—	$6,224	$—	$6,224
General Obligation	—	6,385	—	6,385
Housing	—	1,457	—	1,457

Total Georgia	—	14,066	—	14,066

Hawaii
General Obligation	—	5,287	—	5,287

Idaho
Housing	—	553	—	553

Illinois
General Obligation	—	6,992	—	6,992
Housing	—	7,068	—	7,068
Other Revenue	—	8,178	—	8,178
Transportation	—	100	—	100

Total Illinois	—	22,338	—	22,338

Indiana
General Obligation	—	1,302	—	1,302
Hospital	—	2,231	—	2,231
Housing	—	593	—	593
Other Revenue	—	1,949	—	1,949
Water & Sewer	—	4,509	—	4,509

Total Indiana	—	10,584	—	10,584

Iowa
Housing	—	647	—	647

Kansas
Housing	—	1,341	—	1,341

Kentucky
Other Revenue	—	1,787	—	1,787

Louisiana
Hospital	—	315	—	315
Housing	—	3,899	—	3,899
Other Revenue	—	3,984	—	3,984

Total Louisiana	—	8,198	—	8,198

Maine
Other Revenue	—	546	—	546

Maryland
General Obligation	—	8,804	—	8,804
Housing	—	928	—	928

Total Maryland	—	9,732	—	9,732

Massachusetts
Education	—	3,488	—	3,488
General Obligation	—	13,636	—	13,636
Housing	—	5,976	—	5,976
Other Revenue	—	5,727	—	5,727
Water & Sewer	—	6,538	—	6,538

Total Massachusetts	—	35,365	—	35,365

Michigan
Education	—	4,807	—	4,807
General Obligation	—	1,164	—	1,164
Hospital	—	2,618	—	2,618
Housing	—	2,112	—	2,112
Other Revenue	—	4,581	—	4,581
Water & Sewer	—	6,053	—	6,053

Total Michigan	—	21,335	—	21,335

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Minnesota
General Obligation	$—	$5,552	$—	$5,552
Housing	—	8,728	—	8,728
Other Revenue	—	8,053	—	8,053

Total Minnesota	—	22,333	—	22,333

Mississippi
Housing	—	3,562	—	3,562
Other Revenue	—	1,787	—	1,787

Total Mississippi	—	5,349	—	5,349

Missouri
Housing	—	5,582	—	5,582
Transportation	—	2,367	—	2,367

Total Missouri	—	7,949	—	7,949

Montana
Housing	—	165	—	165

Nebraska
Housing	—	579	—	579
Other Revenue	—	1,120	—	1,120

Total Nebraska	—	1,699	—	1,699

Nevada
Education	—	6,059	—	6,059
General Obligation	—	1,472	—	1,472
Housing	—	1,209	—	1,209

Total Nevada	—	8,740	—	8,740

New Hampshire
Housing	—	1,283	—	1,283
Other Revenue	—	5,816	—	5,816

Total New Hampshire	—	7,099	—	7,099

New Jersey
General Obligation	—	1,633	—	1,633
Other Revenue	—	6,419	—	6,419
Transportation	—	2,515	—	2,515

Total New Jersey	—	10,567	—	10,567

New Mexico
General Obligation	—	1,183	—	1,183
Housing	—	3,589	—	3,589

Total New Mexico	—	4,772	—	4,772

New York
Certificate of Participation/Lease	—	15,767	—	15,767
Education	—	5,791	—	5,791
General Obligation	—	895	—	895
Housing	—	1,819	—	1,819
Other Revenue	—	15,036	—	15,036
Prerefunded	—	939	—	939
Special Tax	—	2,416	—	2,416
Transportation	—	3,803	—	3,803

Total New York	—	46,466	—	46,466

North Carolina
Education	—	5,611	—	5,611
Housing	—	3,315	—	3,315
Other Revenue	—	1,500	—	1,500
Water & Sewer	—	4,095	—	4,095

Total North Carolina	—	14,521	—	14,521

84	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
North Dakota
General Obligation	$—	$1,381	$—	$1,381
Housing	—	1,698	—	1,698
Industrial Development Revenue/Pollution Control Revenue	—	2,186	—	2,186
Other Revenue	—	1,881	—	1,881

Total North Dakota	—	7,146	—	7,146

Ohio
General Obligation	—	8,275	—	8,275
Housing	—	2,118	—	2,118
Industrial Development Revenue/Pollution Control Revenue	—	1,393	—	1,393
Other Revenue	—	5,206	—	5,206
Water & Sewer	—	5,981	—	5,981

Total Ohio	—	22,973	—	22,973

Oklahoma
Housing	—	4,404	109	4,513
Other Revenue	—	1,744	—	1,744

Total Oklahoma	—	6,148	109	6,257

Oregon
General Obligation	—	1,169	—	1,169
Housing	—	5,217	—	5,217
Other Revenue	—	4,203	—	4,203

Total Oregon	—	10,589	—	10,589

Pennsylvania
Education	—	4,855	—	4,855
Housing	—	507	—	507
Industrial Development Revenue/Pollution Control Revenue	—	1,573	—	1,573
Other Revenue	—	13,267	—	13,267
Resource Recovery	—	3,936	—	3,936

Total Pennsylvania	—	24,138	—	24,138

South Carolina
Certificate of Participation/Lease	—	6,488	—	6,488
General Obligation	—	6,943	—	6,943
Hospital	—	1,155	—	1,155
Other Revenue	—	1,092	—	1,092

Total South Carolina	—	15,678	—	15,678

South Dakota
Housing	—	1,749	—	1,749
Other Revenue	—	1,166	—	1,166

Total South Dakota	—	2,915	—	2,915

Tennessee
General Obligation	—	2,791	—	2,791
Housing	—	7,133	—	7,133
Transportation	—	1,190	—	1,190
Utility	—	2,345	—	2,345
Water & Sewer	—	6,340	—	6,340

Total Tennessee	—	19,799	—	19,799

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Municipal Income Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Texas
General Obligation	$—	$20,030	$—		$20,030
Housing	—	6,945	—		6,945
Industrial Development Revenue/Pollution Control Revenue	—	3,240	—		3,240
Other Revenue	—	6,707	—		6,707
Transportation	—	10,771	—		10,771
Utility	—	1,063	—		1,063
Water & Sewer	—	5,891	—		5,891

Total Texas	—	54,647	—		54,647

Utah
Certificate of Participation/Lease	—	1,302	—		1,302
Education	—	4,123	—		4,123
Housing	—	40	—		40

Total Utah	—	5,465	—		5,465

Vermont
Other Revenue	—	1,005	—		1,005

Virginia
General Obligation	—	3,725	—		3,725
Other Revenue	—	2,459	—		2,459
Resource Recovery	—	1,332	—		1,332
Transportation	—	4,516	—		4,516

Total Virginia	—	12,032	—		12,032

Washington
Other Revenue	—	597	—		597

West Virginia
Other Revenue	—	3,141	—		3,141

Wisconsin
Education	—	—	5,186		5,186
General Obligation	—	2,772	—		2,772
Other Revenue	—	2,439	—		2,439

Total Wisconsin	—	5,211	5,186		10,397

Total Municipal Bonds	—	577,421	5,295		582,716

Investment Company	5,848	—	—		5,848
Short-Term Investment
Investment Company	3,235	—	—		3,235

Total Investments in Securities	$9,083	$577,421	$5,295	*	$591,799

*  Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $5,295,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Ohio Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$418	$248,483	$—		$248,901

Short-Intermediate Municipal Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Total Investments in Securities (a)	$46,157	$1,261,541	$—		$1,307,698

86	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

Tax Free Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities (a)	$21,363	$445,848	$—	$467,211

Appreciation in Other Financial Instruments
Futures Contracts	$349	$—	$—	$349

(a)	All portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 1 consists of a money market mutual fund that is held for daily investments of cash. Please refer to the SOIs for industry specifics of portfolio holdings.
(b)	All portfolio holdings designated as Level 2 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 28, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Municipal Income Fund	Balance as of 02/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 02/28/13
Investments in Securities
Oklahoma — Housing	$121	$—	$— (a)	$—	$—	$(12)	$—	$—	$109
Wisconsin — Education	5,191	—	(5)	—	—	—	—	—	5,186

Total	$5,312	$—	$(5)	$—	$—	$(12)	$—	$—	$5,295

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Amount rounds to less than $1,000.

The change in unrealized appreciation (depreciation) attributable to securities owned at February 28, 2013, which were valued using significant unobservable inputs (Level 3) for Municipal Income Fund was approximately $(5,000).

This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following are the value and percentage of net assets of illiquid securities as of February 28, 2013 (amounts in thousands):

	Value	Percentage
Municipal Income Fund	$5,295	0.9%

C. Futures Contracts — Tax Free Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. The Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio. The use of futures contracts exposes the Fund to interest rate risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The table below discloses the volume of the Fund’s futures contracts activity during the year ended February 28, 2013 (amounts in thousands):

Futures Contracts:
Average Notional Balance Short	$20,059
Ending Notional Balance Short	10,315

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

Purchases of to be announced (“TBA”), when-issued or delayed delivery securities may be settled a month or more after the trade date; interest income is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their TBA, when-issued or delayed delivery purchase commitments. As of February 28, 2013, Michigan Municipal Bond Fund, Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund had when-issued securities on their SOIs.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Short-Intermediate Municipal Bond Fund	$(4,569)	$—	(a)	$4,569

(a)	Amount rounds to less than $1,000.

The reclassifications for the Fund relate primarily to expiration of capital loss carryforwards.

H. Floating-Rate Note Obligations Related to Securities Held — Municipal Income Fund may enter into transactions in which a fixed-rate note owned by the Fund is transferred to a trust in exchange for cash and residual interests in the trust’s assets and cash flows, which are in the form of an inverse floating rate investment (the “Inverse Floater”). The trust funds the purchase of the fixed-rate notes by issuing floating-rate certificates to third parties and allowing the Fund to retain the residual interests in the fixed-rate notes. The Inverse Floater held by the Fund gives the Fund the right to (1) cause the holders of the floating-rate certificates to tender their notes at par at the next reset date, and (2) to transfer the fixed-rate notes from the trust to the Fund, causing the trust to collapse.

88	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

At February 28, 2013, Municipal Income Fund did not hold any Inverse Floaters.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Arizona Municipal Bond Fund	0.30%
Michigan Municipal Bond Fund	0.30
Municipal Income Fund	0.30
Ohio Municipal Bond Fund	0.30
Short-Intermediate Municipal Bond Fund	0.25
Tax Free Bond Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

The Administrator waived Administration fees as outlined in Note 3.F.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Short-Intermediate Municipal Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2013, the Distributor retained the following (amounts in thousands):

	Front-End Sales Charge	CDSC
Arizona Municipal Bond Fund	$9	$1
Michigan Municipal Bond Fund	10	—	(a)
Municipal Income Fund	14	—
Ohio Municipal Bond Fund	16	1
Short-Intermediate Municipal Bond Fund	3	—
Tax Free Bond Fund	76	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.25%	0.25%	0.25%	n/a	0.25%
Michigan Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Municipal Income Fund	0.25	0.25	0.25	n/a	0.25
Ohio Municipal Bond Fund	0.25	0.25	0.25	n/a	0.25
Short-Intermediate Municipal Bond Fund	0.25	0.25	0.25	0.10%	0.25
Tax Free Bond Fund	0.25	0.25	0.25	n/a	0.25

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Institutional Class	Select Class
Arizona Municipal Bond Fund	0.88%	1.53%	1.53%	n/a	0.63%
Michigan Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Municipal Income Fund	0.87	1.52	1.52	n/a	0.62
Ohio Municipal Bond Fund	0.88	1.53	1.53	n/a	0.63
Short-Intermediate Municipal Bond Fund	0.75	1.25	1.25	0.25%	0.50
Tax Free Bond Fund	0.75	1.44	1.44	n/a	0.58

The expense limitation agreements were in effect for the year ended February 28, 2013. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013.

For the year ended February 28, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration	Shareholder Servicing	Total
Arizona Municipal Bond Fund	$—	(a)	$—	$127	$127
Michigan Municipal Bond Fund	—	(a)	—	136	136
Municipal Income Fund	1		—	355	356
Ohio Municipal Bond Fund	—	(a)	—	173	173
Short-Intermediate Municipal Bond Fund	342		1,072	230	1,644
Tax Free Bond Fund	1		—	612	613

(a)	Amount rounds to less than $1,000

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in these money market funds for the year ended February 28, 2013 were as follows (amounts in thousands):

Arizona Municipal Bond Fund	$3
Michigan Municipal Bond Fund	4
Municipal Income Fund	27
Ohio Municipal Bond Fund	11
Short-Intermediate Municipal Bond Fund	84
Tax Free Bond Fund	30

G. Collateral Management Fees — JPMCB provides derivative collateral management services for the Funds. The amounts paid directly to JPMCB by the Funds for these services are included in Other expenses on the Statements of Operations.

H. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

90	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 28, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Arizona Municipal Bond Fund	$7,955	$13,673
Michigan Municipal Bond Fund	20,499	21,420
Municipal Income Fund	86,098	188,263
Ohio Municipal Bond Fund	28,667	14,359
Short-Intermediate Municipal Bond Fund	592,813	391,516
Tax Free Bond Fund	206,368	187,110

During the year ended February 28, 2013, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$95,928	$9,128	$—	$9,128
Michigan Municipal Bond Fund	89,861	7,586	1	7,585
Municipal Income Fund	551,802	40,732	735	39,997
Ohio Municipal Bond Fund	228,838	20,248	185	20,063
Short-Intermediate Municipal Bond Fund	1,284,069	24,015	386	23,629
Tax Free Bond Fund	419,385	48,012	186	47,826

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to wash sale loss deferrals (Municipal Income Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2013 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Arizona Municipal Bond Fund	$—	$2,752	$599	$3,351
Michigan Municipal Bond Fund	44	2,844	887	3,775
Municipal Income Fund	—	19,591	—	19,591
Ohio Municipal Bond Fund	—	6,671	120	6,791
Short-Intermediate Municipal Bond Fund	51	12,317	—	12,368
Tax Free Bond Fund	—	15,744	—	15,744

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Tax Exempt Income	Net Long-Term Capital Gains	Total Distributions Paid
Arizona Municipal Bond Fund	$—	$3,341	$1,309	$4,650
Michigan Municipal Bond Fund	14	4,050	1,954	6,018
Municipal Income Fund	—	27,137	—	27,137
Ohio Municipal Bond Fund	—	7,300	280	7,580
Short-Intermediate Municipal Bond Fund	115	14,336	—	14,451
Tax Free Bond Fund	—	18,177	—	18,177

As of February 28, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Tax Exempt Income	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Arizona Municipal Bond Fund	$127	$—	$60	$9,128
Michigan Municipal Bond Fund	298	5	371	7,585
Municipal Income Fund	1,508	—	(1,401)	39,997
Ohio Municipal Bond Fund	325	—	18	20,063
Short-Intermediate Municipal Bond Fund	1,278	—	(19,745)	23,629
Tax Free Bond Fund	1,279	—	357	48,175

For the Funds, the cumulative timing differences primarily consist of distributions payable, trustee deferred compensation, capital loss carryforward (Municipal Income Fund and Short-Intermediate Municipal Bond Fund), post-October loss deferrals (Michigan Municipal Bond Fund and Municipal Income Fund), wash sale loss deferrals (Municipal Income Fund) and mark to market of futures contracts (Tax Free Bond Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2013, the Short-Intermediate Municipal Bond Fund had post-enactment net long-term capital loss carryforwards of approximately $86,000.

As of February 28, 2013, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	2018	Total
Municipal Income Fund	$—	$—	$—	$822	$579	$1,401
Short-Intermediate Municipal Bond Fund	11,664	2,707	3,672	969	647	19,659

During the year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Municipal Income Fund	$6,738
Tax Free Bond Fund	1,196

Net capital losses and late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2013, the following Funds deferred to March 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Michigan Municipal Bond Fund	$—	$30	$120
Municipal Income Fund	—	4	—

92	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2013. Average borrowings from the Facility for, or at any time during, the year ended February 28, 2013, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Municipal Income Fund	$13,702	5	$1
Short-Intermediate Municipal Bond Fund	10,329	1	—	(a)

(a)	Amount rounds to less than $1,000.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund.

In addition, Arizona Municipal Bond Fund, Michigan Municipal Bond Fund, Ohio Municipal Bond Fund and Tax Free Bond Fund each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

Municipal Income Fund, Short-Intermediate Municipal Bond Fund and Tax Free Bond Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The Arizona, Michigan and Ohio Municipal Bond Funds primarily invest in issuers in the States of Arizona, Michigan and Ohio, respectively. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest in the event of an issuer’s default may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

As of February 28, 2013, National Public Finance Guarantee Corp. insured 27.1% of the total investments of Michigan Municipal Bond Fund. The concentration percentage does not include insured bonds that have been pre-refunded as of February 28, 2013.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	93

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust II and Shareholders of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Arizona Municipal Bond Fund, JPMorgan Michigan Municipal Bond Fund, JPMorgan Municipal Income Fund, JPMorgan Ohio Municipal Bond Fund, JPMorgan Short-Intermediate Municipal Bond Fund and JPMorgan Tax Free Bond Fund (hereafter referred to as the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2013

94	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None.

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trust effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trust effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	95

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trust effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trust since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

96	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	97

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2012, and continued to hold your shares at the end of the reporting period, February 28, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Arizona Municipal Bond Fund
Class A
Actual	$1,000.00	$1,009.80	$4.39	0.88%
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,006.30	7.51	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	1,005.60	7.51	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Select Class
Actual	1,000.00	1,010.80	3.14	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

Michigan Municipal Bond Fund
Class A
Actual	1,000.00	1,014.20	4.39	0.88
Hypothetical	1,000.00	1,020.43	4.41	0.88
Class B
Actual	1,000.00	1,010.90	7.53	1.51
Hypothetical	1,000.00	1,017.31	7.55	1.51
Class C
Actual	1,000.00	1,011.10	7.58	1.52
Hypothetical	1,000.00	1,017.26	7.60	1.52
Select Class
Actual	1,000.00	1,016.30	3.15	0.63
Hypothetical	1,000.00	1,021.67	3.16	0.63

98	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Municipal Income Fund
Class A
Actual	$1,000.00	$1,014.30	$4.35	0.87%
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class B
Actual	1,000.00	1,012.40	6.99	1.40
Hypothetical	1,000.00	1,017.85	7.00	1.40
Class C
Actual	1,000.00	1,012.40	7.09	1.42
Hypothetical	1,000.00	1,017.75	7.10	1.42
Select Class
Actual	1,000.00	1,015.50	3.10	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

Ohio Municipal Bond Fund
Class A
Actual	1,000.00	1,013.70	4.34	0.87
Hypothetical	1,000.00	1,020.48	4.36	0.87
Class B
Actual	1,000.00	1,010.60	7.28	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Class C
Actual	1,000.00	1,010.70	7.28	1.46
Hypothetical	1,000.00	1,017.55	7.30	1.46
Select Class
Actual	1,000.00	1,014.90	3.10	0.62
Hypothetical	1,000.00	1,021.72	3.11	0.62

Short-Intermediate Municipal Bond Fund
Class A
Actual	1,000.00	1,002.40	3.67	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	1,000.00	6.15	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Class C
Actual	1,000.00	1,000.00	6.15	1.24
Hypothetical	1,000.00	1,018.65	6.21	1.24
Institutional Class
Actual	1,000.00	1,004.90	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
Select Class
Actual	1,000.00	1,003.70	2.48	0.50
Hypothetical	1,000.00	1,022.32	2.51	0.50

Tax Free Bond Fund
Class A
Actual	1,000.00	1,017.70	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	1,014.30	7.14	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Class C
Actual	1,000.00	1,014.50	7.14	1.43
Hypothetical	1,000.00	1,017.70	7.15	1.43
Select Class
Actual	1,000.00	1,018.50	2.85	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2013	J.P. MORGAN MUNICIPAL BOND FUNDS	99

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Arizona Municipal Bond Fund	$599
Michigan Municipal Bond Fund	887
Ohio Municipal Bond Fund	120

Tax-Exempt Income

Each Fund hereby designates the following percentage or maximum allowable percentage as distributions paid from net investment income exempt from federal income tax for the fiscal year ended February 28, 2013:

Exempt Distributions Paid
Arizona Municipal Bond Fund	100.00%
Michigan Municipal Bond Fund	99.54
Municipal Income Fund	100.00
Ohio Municipal Bond Fund	100.00
Short-Intermediate Municipal Bond Fund	99.60
Tax Free Bond Fund	100.00

100	J.P. MORGAN MUNICIPAL BOND FUNDS	FEBRUARY 28, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. February 2013.	AN-MUNIBOND-213

Annual Report

J.P. Morgan Money Market Funds

February 28, 2013

JPMorgan California Municipal Money Market Fund

JPMorgan Michigan Municipal Money Market Fund

JPMorgan New York Municipal Money Market Fund

JPMorgan Ohio Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 18, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the twelve months ended February 28, 2013. This positive momentum has carried into March and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. Chinese policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. Supported by improving economic data, especially in the real estate market, U.S. stocks outperformed international and emerging market stocks during the twelve months ended February 28, 2013.

U.S. Treasury yields remain low

Despite a recent uptick in the last few months, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended February 2013 at 1.9%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.1%, respectively.

As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended February 28, 2013. Meanwhile, the reviving U.S. real estate market, along with the gradual cleansing of the excess of the mortgage bubble, has recently bolstered returns for mortgage-backed securities.

Maintain exposure to a variety of asset classes

Many signs are pointing to a steadily improving global economic backdrop. The U.S. economy has weathered the uncertainty of political gridlock and the February jobs report was unambiguously positive with 236,000 jobs added, a decline in the unemployment rate, and good gains in both wages and the length of the workweek. In addition, housing numbers, retail sales and industrial production all showed positive momentum in the first quarter. Meanwhile, China seems to be avoiding the economic “hard landing” that many investors feared, evidenced by its recently strong economic growth.

Of course, other parts of the world appear to be on less solid ground. Tension in the Middle East remains elevated. While aggressive actions taken by the ECB have quelled concerns surrounding Europe’s debt crisis, many countries are facing deteriorating economic conditions that in many cases are being exacerbated by austerity measures. The recent announcement of a plan to tax bank deposits in Cyprus serves as a reminder of the market volatility that can result from policy developments in the region.

As always, we encourage investors to maintain an appropriately balanced portfolio of stocks, bonds and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan California Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	California short-term municipal obligations
Suggested investment time frame	Short-term
Share classes offered	E*Trade, Morgan and Service
Net Assets as of 2/28/2013	$1.4 Billion
Weighted Average Maturity^	22 days
Weighted Average Life^^	22 days

MATURITY SCHEDULE**^
1 day	3.2%
2–7 days	81.0
8–30 days	0.8
31–60 days	1.4
61–90 days	4.9
91–180 days	5.9
181+ days	2.8

7-DAY SEC YIELD AS OF 2/28/2013 (1)
E*Trade Shares	0.01%
Morgan Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.90)%, (0.45)% and (0.90)% for E*Trade Shares, Morgan Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2013.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan California Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Michigan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Michigan, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier and Reserve
Net Assets as of 2/28/2013	$140.8 Million
Weighted Average Maturity^.	26 days
Weighted Average Life^^	26 days

MATURITY SCHEDULE**^
1 day	15.7%
2–7 days	71.5
91–180 days	8.5
181+ days	4.3

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.47)%, (0.32)% and (0.57)% for Morgan Shares, Premier Shares and Reserve Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2013.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Michigan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan New York Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity*
Primary Investment	New York short-term municipal obligations
Suggested investment time frame.	Short-term
Share classes offered	E*Trade, Morgan, Reserve and Service
Net Assets as of 2/28/2013	$1.4 Billion
Weighted Average Maturity^	15 days
Weighted Average Life^^	15 days

MATURITY SCHEDULE**^
1 day	6.9%
2–7 days	86.7
8–30 days	0.2
61–90 days	2.0
91–180 days	3.4
181+ days	0.8

7-DAY SEC YIELD AS OF 2/28/2013 (1)
E*Trade Shares	0.01%
Morgan Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.90)%, (0.45)%, (0.55)% and (0.90)% for E*Trade Shares, Morgan Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2013.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan New York Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Ohio Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal*
Primary Investment	High-quality short-term municipal securities issued in Ohio, which provide tax-exempt income
Suggested investment time frame	Short-term
Share classes offered	Morgan, Premier, Reserve and Service
Net Assets as of 2/28/2013	$58.0 Million
Weighted Average Maturity^	23 days
Weighted Average Life^^	23 days

MATURITY SCHEDULE**^
1 day	6.9%
2–7 days	82.4
91–180 days	4.4
181+ days .	6.3

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Morgan Shares	0.00%
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
(1)	The yields for Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.58)%, (0.43)%, (0.68)% and (1.03)% for Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages based on total value of investments as of February 28, 2013.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Ohio Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Commercial Paper — 7.9% (n)
	California — 7.9%
	California Statewide Communities Development Authority,
10,000	0.220%, 03/01/13 (m)	10,000
15,000	0.240%, 03/07/13 (m)	15,000
7,000	0.240%, 05/01/13 (m)	7,000
20,000	0.250%, 05/02/13	20,000
10,000	Contra Costa Water District, 0.190%, 03/05/13	10,000
12,500	Los Angeles County Capital Asset Leasing Corp., 0.180%, 03/18/13	12,500
	San Diego County Water Authority,
12,000	0.140%, 04/02/13	12,000
7,300	0.150%, 04/02/13	7,300
8,365	San Gabriel Valley Council of Governments, 0.250%, 05/15/13	8,365
10,300	Woodland Finance Authority, 0.150%, 05/09/13	10,300

	Total Commercial Paper (Cost $112,465)	112,465

Daily Demand Notes — 2.5%
	California — 2.5%
7,480	ABAG Finance Authority for Nonprofit Corps., Oshman Family Jewish Community, Rev., VRDO, LOC: Lasalle Bank N.A., 0.130%, 03/01/13 (p)	7,480
5,000	California Infrastructure & Economic Development Bank, Jewish Community Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/13	5,000
955	California Statewide Communities Development Authority, Multi-Family Housing, Birch Crest Apartments, Series S, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/13	955
5,600	Irvine Unified School District, Community Facilities District No. 09-1, Series B, VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13	5,600
11,975	Pittsburg Redevelopment Agency, Tax Allocation, Series A, VRDO, LOC: State Street Bank & Trust Co., 0.110%, 03/01/13	11,975
3,670	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series B, Rev., VRDO, LOC: Morgan Stanley Bank, 0.130%, 03/01/13	3,670

	Total Daily Demand Notes (Cost $34,680)	34,680

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — 7.5%
20,000	City of Oakland, GO, TRAN, 1.000%, 06/28/13	20,049
18,930	Kern County Board of Education, Series A, Rev., TRAN, 1.000%, 10/01/13 (w)	19,010
5,000	Kern County California, Rev., TRAN, 2.500%, 06/28/13	5,037
4,000	Los Angeles Department of Airports, Series A, Rev., AMT, 5.000%, 05/15/13	4,039
8,500	Mendocino County, Rev., TRAN, 2.000%, 06/28/13	8,548
6,800	Mountain View Los Atlos Unified High School District, Rev., TRAN, 2.000%, 06/28/13	6,839
42,740	State of California, Series A-2, Rev., RAN, 2.500%, 06/20/13	43,013

	Total Municipal Bonds (Cost $106,535)	106,535

Semi-Annual Demand Note — 1.4%
	California — 1.4%
19,750	Wells Fargo Stage Trust, Various States, Series 1C, GO, VRDO, LIQ: Wells Fargo & Co., 0.270%, 05/09/13 (Cost $19,750)	19,750

Weekly Demand Notes — 72.9%
	California — 72.2%
870	ABAG Finance Authority for Nonprofit Corps., Francis Parker School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.100%, 03/07/13	870
1,500	ABAG Finance Authority for Nonprofit Corps., Multi-Family Housing, Reardon Heights Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/13	1,500
545	ABAG Finance Authority for Nonprofit Corps., San Francisco University High School, Series A, Rev., VRDO, LOC: Northern Trust Co., 0.100%, 03/07/13	545
4,545	ABAG Finance Authority for Nonprofit Corps., Multi-Family Housing, Geneva Pointe Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	4,545
200	Alameda Public Financing Authority, Multi-Family Housing, Eagle Village/Parrot Village Apartments, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.170%, 03/07/13	200
9,960	Alvord Unified School District, Series 3306, GO, VRDO, AGM-CR, NATL-RE, LIQ: Credit Suisse, 0.190%, 03/07/13 (e)	9,960
	Anaheim Public Financing Authority,
19,030	Series ROCS-RR-II-R-11407, Rev., VRDO, BHAC-CR, NATL-RE, LIQ: Citibank N.A., 0.210%, 03/07/13	19,030

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
20,000	Series ROCS-RR-II-R-861, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.260%, 03/07/13	20,000
	Austin Trust, Various States,
5,315	Series 2008-1154, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 03/07/13	5,315
8,680	Series 2008-3301, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.250%, 03/07/13	8,680
5,000	Series 2008-3305, Rev., VRDO, LIQ: Bank of America N.A., 0.150%, 03/07/13	5,000
	Barclays Capital Municipal Trust Receipts, Various States,
8,140	Series 11B, Rev., VRDO, LIQ: Barclays Bank plc, 0.120%, 03/07/13 (e)	8,140
3,750	Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.120%, 03/07/13 (e)	3,750
7,500	Series 8B, Rev., VRDO, LIQ: Barclays Bank plc, 0.120%, 03/07/13 (e)	7,500
21,967	Bay Area Toll Authority, California Toll Bridge, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	21,967
6,450	Beaumont Utility Authority, Wastewater Enterprise Project, Series A, Rev., VRDO, LOC: Union Bank of CA N.A., 0.100%, 03/07/13	6,450
4,580	Beverly Hills Public Financing Authority, Series ROCS RR II R-14013, Rev., VRDO, LIQ: Citibank N.A., 0.160%, 03/07/13 (e)	4,580
4,700	California Economic Development Financing Authority, IDR, Standard Abrasives Manufacturing Project, Rev., VRDO, LOC: Union Bank of CA N.A., 0.130%, 03/07/13	4,700
12,480	California Educational Facilities Authority, Life Chiropractic College, Rev., VRDO, LOC: Bank of The West, 0.070%, 03/07/13	12,480
10,000	California Health Facilities Financing Authority, Adventist Health, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.080%, 03/07/13	10,000
9,815	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.100%, 03/07/13	9,815
8,650	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.100%, 03/07/13	8,650
20,000	California Health Facilities Financing Authority, Stanford Hospital and Clinics, Series C, Rev., VRDO, 0.190%, 03/07/13 (i)	20,000
7,950	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.360%, 03/07/13 (e)	7,950

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
250	California Housing Finance Agency, Home Mortgage, Series A, Rev., VRDO, AMT, LOC: FNMA, 0.110%, 03/07/13	250
4,620	California Housing Finance Agency, Multi-Family Housing, Mission Apartments, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.100%, 03/07/13	4,620
9,900	California Infrastructure & Economic Development Bank, Series ROCS RR II R-11527, Rev., VRDO, AMBAC, LIQ: Citibank N.A., 0.130%, 03/07/13	9,900
4,620	California Infrastructure & Economic Development Bank, IDR, Elite Leather Co. Project, Rev., VRDO, LOC: Union Bank of CA N.A., 0.130%, 03/07/13	4,620
2,540	California Infrastructure & Economic Development Bank, Kruger & Sons, Inc. Project, Rev., VRDO, AMT, LOC: Bank of The West, 0.180%, 03/07/13	2,540
4,325	California Infrastructure & Economic Development Bank, M.A. Silva Corks USA LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	4,325
500	California Infrastructure & Economic Development Bank, Orange County Performing Arts Center, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	500
1,900	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.160%, 03/07/13	1,900
8,605	California State Department of Veterans Affairs, Series ROCS-RR-II-R-11444, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13	8,605
	California State University,
5,685	Series 3170X, Rev., VRDO, AGM, LIQ: Credit Suisse, 0.100%, 03/07/13 (e)	5,685
6,225	Series ROCS RR II R-11568, Rev., VRDO, BHAC-CR FSA, LIQ: Citibank N.A., 0.160%, 03/07/13	6,225
	California Statewide Communities Development Authority,
7,920	Series 2089, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.140%, 03/07/13	7,920
26,430	Series 3048, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	26,430
2,200	California Statewide Communities Development Authority, Kaiser Permanente, Series B, Rev., VRDO, 0.100%, 03/07/13	2,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
705	California Statewide Communities Development Authority, Multi-Family Housing, Avian Glen Apartments Project, Series OO, Rev., VRDO, LOC: CITIBANK N.A., 0.210%, 03/07/13	705
6,235	California Statewide Communities Development Authority, Multi-Family Housing, Breezewood Apartments, Series F-1, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	6,235
1,970	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.100%, 03/07/13	1,970
3,605	California Statewide Communities Development Authority, Multi-Family Housing, Harmony Court Apartments, Series E, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	3,605
2,700	California Statewide Communities Development Authority, Multi-Family Housing, Hermosa Vista Apartments, Series XX, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	2,700
3,110	California Statewide Communities Development Authority, Multi-Family Housing, Horizons Indio, Series F, Rev., VRDO, LOC: CITIBANK N.A., 0.150%, 03/07/13	3,110
4,537	California Statewide Communities Development Authority, Multi-Family Housing, Ivy Hill Apartments, Series I, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	4,537
8,350	California Statewide Communities Development Authority, Multi-Family Housing, Oakmont Concord Project, Series Q, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	8,350
2,400	California Statewide Communities Development Authority, Multi-Family Housing, Pavillions Apartments, Series M, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	2,400
500	California Statewide Communities Development Authority, Museum Art Project, Series B, Rev., VRDO, LOC: Union Bank N.A., 0.100%, 03/07/13	500
13,315	California Statewide Communities Development Authority, New Morgan Hill Country School, Rev., VRDO, LOC: Comerica Bank, 0.120%, 03/07/13	13,315
1,100	California Statewide Communities Development Authority, The Master’s College, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/07/13	1,100
8,840	City of Corcoran, Water System Project, COP, VRDO, LOC: Union Bank of CA N.A., 0.100%, 03/07/13	8,840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
3,950	City of Garden Grove, Multi-Family Housing, Malabar Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	3,950
400	City of Loma Linda, Loma Linda University Medical Center, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	400
9,500	City of Los Angeles, Multi-Family Housing, Fountain Park Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/13	9,500
2,700	City of Los Angeles, Multi-Family Housing, La Brea Apartments Project, Series G, Rev., VRDO, LOC: CITIBANK N.A., 0.130%, 03/07/13	2,700
7,000	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.130%, 03/07/13	7,000
5,000	City of Manhattan Beach, COP, VRDO, LOC: Union Bank N.A., 0.100%, 03/07/13	5,000
3,025	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/13	3,025
4,200	City of Modesto, Multi-Family Housing, Westdale Commons, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	4,200
3,120	City of Palo Alto, Series ROCS-RR-II-R-11859, GO, VRDO, LIQ: Citibank N.A., 0.140%, 03/07/13 (e)	3,120
12,050	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	12,050
710	City of Richmond, City of Richmond, Wastewater System, Series A, Rev., VRDO, LOC: Union Bank of CA N.A., 0.100%, 03/07/13	710
7,600	City of Riverside, Electric Revenue, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 03/07/13	7,600
9,000	City of Upland, Mountain Springs Issue, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	9,000
15,750	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	15,750
	Deutsche Bank Spears/Lifers Trust, Various States,
7,805	Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	7,805
8,425	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	8,425

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
8,330	Series DB-324, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	8,330
8,365	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	8,365
25,040	Series DB-422, Rev., VRDO, AGM, NATL-RE, AMBAC, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	25,040
11,600	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13 (e)	11,600
8,260	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	8,260
10,210	Series DB-448, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.260%, 03/07/13	10,210
17,420	Series DB-466, GO, VRDO, NATL-RE FGIC, LIQ: Deutsche Bank AG, 0.210%, 03/07/13	17,420
14,780	Series DB-634, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	14,780
8,781	Series DB-648, GO, VRDO, AGM, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.210%, 03/07/13	8,781
675	Series DB-657, GO, VRDO, AGC, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	675
12,067	Series DB-665, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	12,067
10,605	Series DB-1114, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	10,605
15,520	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	15,520
3,000	East Bay Municipal Utility District, Alameda and Contra Costa Counties, Water System, Series A-2, Rev., VRDO, 0.090%, 03/07/13	3,000
7,960	Eclipse Funding Trust, Solar Eclipse, California, Series 2006-0065, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.110%, 03/07/13	7,960
1,105	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.110%, 03/07/13	1,105
7,805	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.100%, 03/07/13	7,805
10,000	Golden State Tobacco Securitization Corp., Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13	10,000
7,425	Grossmont-Cuyamaca Community College District, Series ROCS-RR-II-R-11519, GO, VRDO, AGC, LIQ: Citibank N.A., 0.150%, 03/07/13	7,425

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
490	Hesperia Public Financing Authority, Water & Administration Facilities, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.190%, 03/07/13	490
7,995	Lake Elsinore Recreation Authority, Public Facilities Project, Series A, Rev., VRDO, LOC: Union Bank of CA N.A., 0.100%, 03/07/13	7,995
1,000	Lancaster Redevelopment Agency, Multi-Family Housing, 20th Street Apartments, Series C, Rev., VRDO, FNMA, LIQ: FNMA, 0.100%, 03/07/13	1,000
3,100	Livermore Redevelopment Agency, Multi-Family Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 03/07/13	3,100
2,700	Los Angeles Community Redevelopment Agency, Met Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	2,700
1,586	Los Angeles Community Redevelopment Agency, Views at 270, Series A, Rev., VRDO, LOC: CITIBANK N.A., 0.200%, 03/07/13	1,586
2,900	Los Angeles County Community Development Commission, Willowbrook Project, COP, VRDO, LOC: Wells Fargo Bank N.A., 0.150%, 03/07/13	2,900
525	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/13	525
2,760	Metropolitan Water District of Southern California, Series A-2, Rev., VRDO, 0.090%, 03/07/13	2,760
15,750	Modesto Irrigation District Financing Authority, Municipal Securities Trust Receipts, Class A, Rev., VRDO, NATL-RE, LIQ: Societe Generale, LOC: Societe Generale, 0.150%, 03/07/13	15,750
20,000	Norwalk-La Mirada Unified School District, Series SG-169, GO, VRDO, FGIC, 0.110%, 03/07/13	20,000
975	Oakland Joint Powers Financing Authority, Fruitvale Transit Village, Series B, Rev., VRDO, LOC: CITIBANK N.A., 0.170%, 03/07/13	975
2,135	Orange County Housing Authority, Multi-Family Housing, Lantern Pines Project, Series CC, Rev., VRDO, FNMA, LIQ: FNMA, 0.090%, 03/07/13	2,135
5,240	Orange County Water District, Series 3192, COP, VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	5,240

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan California Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
3,700	Orange County, Riverbend Apartments, Series B, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.100%, 03/07/13	3,700
1,810	Orange County, Villas La Paz, Series F, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	1,810
9,710	Oxnard Financing Authority, Municipal Securities Trust Receipts, Series SGC-43, Class A, Rev., VRDO, LIQ: Societe Generale, LOC: Societe Generale, 0.120%, 03/07/13	9,710
5,700	Pittsburg Public Financing Authority, Rev., VRDO, LOC: Bank of The West, 0.140%, 03/07/13	5,700
	Puttable Floating Option Tax-Exempt Receipts,
4,000	Series PT-4694, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13 (e)	4,000
10,270	Series PT-4698, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13 (e)	10,270
	RBC Municipal Products, Inc. Trust, Various States,
20,000	Series E-21, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.150%, 03/07/13 (e)	20,000
4,000	Series O, Rev., VRDO, LIQ: Royal Bank of Canada, 0.100%, 03/07/13 (e)	4,000
8,855	Riverside Unified School District, Series 3017, GO, VRDO, AGC-ICC, NATL-RE, LIQ: Morgan Stanley Bank, 0.260%, 03/07/13 (e)	8,855
900	Sacramento County Housing Authority, Multi-Family Housing, Sierra Sunrise Senior Apartments, Series D, Rev., VRDO, LOC: CITIBANK N.A., 0.200%, 03/07/13	900
23,900	Sacramento County Sanitation Districts Financing Authority, Municipal Securities Trust Receipts, Series SGC-48, Class A, GO, VRDO, FGIC, LIQ: Societe Generale, LOC: Societe Generale, 0.150%, 03/07/13	23,900
1,300	Sacramento Housing Authority, Multi-Family Housing, Lofts at Natomas Apartments, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	1,300
	Sacramento Municipal Utility District, Electric Revenue,
2,000	Series K, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	2,000
17,000	Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.090%, 03/07/13	17,000
3,945	San Diego County Foundation, COP, VRDO, LOC: U.S. Bank N.A., 0.100%, 03/07/13	3,945

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
	San Francisco City & County Airports Commission, Second Series,
7,410	Series 36B, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/13	7,410
2,600	Series 36C, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/13	2,600
19,465	San Francisco City & County Public Utilities Commission, Series 2190, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.140%, 03/07/13	19,465
30,790	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.190%, 03/07/13	30,790
700	San Francisco City & County Redevelopment Agency, Community Facilities District No.4, Mission Bay North Public Improvements, VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	700
900	San Francisco City & County Redevelopment Agency, Maria Manor Apartments, Series F, Rev., VRDO, LOC: CITIBANK N.A., 0.160%, 03/07/13	900
900	San Francisco City & County, Multi-Family Housing, Folsom Dore Apartment Project, Rev., VRDO, LOC: CITIBANK N.A., 0.160%, 03/07/13	900
4,180	San Jose Financing Authority, Civic Center, Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.090%, 03/07/13	4,180
4,069	San Jose, Multi-Family Housing, Sunset Square Apartments Project, Series E, Rev., VRDO, LOC: CITIBANK N.A., 0.150%, 03/07/13	4,069
7,760	San Marcos Unified School District, Series ROCS RR II R-11998X, GO, VRDO, LIQ: Citibank N.A., 0.140%, 03/07/13 (e)	7,760
2,620	San Rafael Redevelopment Agency, Multi-Family Housing, Commons Apartments, Series A, Rev., VRDO, LOC: CITIBANK N.A., 0.190%, 03/07/13	2,620
9,670	Santa Clara County Financing Authority, El Camino Hospital, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/07/13	9,670
1,525	Santa Clara County Financing Authority, Housing Authority Office Project, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/07/13	1,525
8,000	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	8,000
16,300	Santa Clara Valley Transportation Authority, Sales Tax, Series B, Rev., VRDO, 0.080%, 03/07/13	16,300

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	California — Continued
5,360	Sequoia Union High School District, Series 2160, GO, VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.260%, 03/07/13	5,360
10,175	Southern California Public Power Authority, Transmission Project, Series A, Rev., VRDO, AGM, 0.140%, 03/07/13	10,175
6,500	State of California, Series 2813, GO, VRDO, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13	6,500
31,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, GO, VRDO, LIQ: Societe Generale, LOC: Societe Generale, 0.120%, 03/07/13	31,000
670	The Metropolitan Water District of Southern California, Series A-2, Rev., VRDO, 0.080%, 03/07/13	670
4,015	Town of Windsor, Multi-Family Housing, Oakmont at Windsor, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/13	4,015
4,500	Upland Housing Authority, Multi-Family Housing, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/13	4,500
	Wells Fargo Stage Trust, Various States,
2,200	Series 2008-7C, GO, VRDO, NATL-RE, LIQ: Wells Fargo & Co., 0.100%, 03/07/13	2,200
8,700	Series 55C, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	8,700
8,615	Series 68Z, GO, VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.200%, 03/07/13 (e)	8,615
7,400	West Hills Community College District, Rev., VRDO, LOC: Union Bank of CA N.A., 0.100%, 03/07/13	7,400

		1,024,167

	Puerto Rico — 0.7%
9,200	Commonwealth of Puerto Rico, Public Improvement, Series C-5-2, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.110%, 03/07/13	9,200

	Total Weekly Demand Notes (Cost $1,033,367)	1,033,367

SHARES	SECURITY DESCRIPTION	VALUE($)
Variable Rate Demand Preferred Shares — 7.3%
	Nuveen California AMT-Free Muni Income Fund
26,500	LIQ: Deutsche Bank AG, 0.230%, 03/07/13 # (e)	26,500
35,000	LIQ: Morgan Stanley Bank, 0.290%, 03/07/13 # (e)	35,000
7,000	Nuveen California Dividend Advantage Municipal Fund, LIQ: Morgan Stanley Bank, 0.290%, 03/07/13 # (e)	7,000
10,000	Nuveen California Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.200%, 03/07/13 # (e)	10,000
19,000	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	19,000
6,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	6,000

	Total Variable Rate Demand Preferred Shares (Cost $103,500)	103,500

	Total Investments — 99.5% (Cost $1,410,297)*	1,410,297
	Other Assets in Excess of Liabilities — 0.5%	7,575

	NET ASSETS — 100.0%	$1,417,872

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Michigan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 15.7%
	Michigan — 15.7%
3,105	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S Bank N.A., 0.130%, 03/01/13	3,105
7,695	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.150%, 03/01/13	7,695
	Michigan State Housing Development Authority, Rental Housing,
4,210	Series A, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.430%, 03/01/13	4,210
1,455	Series A, Rev., VRDO, AMT, AGM, LOC: Fortis Bank S.A., 0.430%, 03/01/13	1,455
2,150	Series C, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.430%, 03/01/13	2,150
800	University of Michigan, Series A, Rev., VRDO, 0.090%, 03/01/13	800
2,700	University of Michigan, General, Series B, Rev., VRDO, 0.100%, 03/01/13	2,700

	Total Daily Demand Notes (Cost $22,115)	22,115

Municipal Bonds — 8.4%
	Michigan — 8.4%
5,000	Michigan Finance Authority, State Aid Notes, Series B-1, Rev., 2.000%, 08/20/13	5,038
6,805	Wells Fargo Stage Trust, Series 33C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.270%, 06/13/13 (e)	6,805

	Total Municipal Bonds (Cost $11,843)	11,843

Weekly Demand Notes — 75.9%
	Massachusetts — 2.0%
2,800	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, GO, VRDO, AMBAC, LIQ: Societe Generale, LOC: Societe Generale, 0.130%, 03/07/13	2,800

	Michigan — 64.6%
1,575	Austin Trust, Series 2007-1009, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.200%, 03/07/13 (m)	1,575
3,080	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.180%, 03/07/13	3,080
1,000	City of Grand Rapids, Clipper Belt Lacer Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	1,000
	Detroit City School District,
1,500	VRDO, AGM, Q-SBLF, 0.160%, 03/07/13	1,500

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
3,685	Series ROCS-RR-II-R-11784, GO, VRDO, FSA, Q-SBLF, LIQ: Citibank N.A., 0.260%, 03/07/13	3,685
385	Deutsche Bank Spears/Lifers Trust Various States, Series DB-302, Rev.,NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	385
1,405	Jackson County Economic Development Corp., Melling Tool Co. Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/13	1,405
785	Kent Hospital Finance Authority, Spectrum Health System, Series B3, Rev., VRDO, 0.100%, 03/07/13	785
3,105	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, LOC: Citibank N.A., 0.110%, 03/07/13	3,105
	Michigan Higher Education Facilities Authority, Law School Project,
1,990	Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.090%, 03/07/13	1,990
5,640	Rev., VRDO, LOC: Comerica Bank, 0.120%, 03/07/13	5,640
4,000	Michigan State Building Authority, Series ROCS-RR-II-R-717PB, Rev., VRDO, AGM-CR, FGIC, LIQ: PB Capital Corp., 0.180%, 03/07/13	4,000
4,900	Michigan State Hospital Finance Authority, Series ROCS-RR-II-R-11869, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13	4,900
6,100	Michigan State Hospital Finance Authority, Ascension Health Senior Credit, Series F-8, Rev., VRDO, 0.200%, 03/07//13 (i)	6,100
1,360	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.130%, 03/07/13	1,360
4,090	Michigan State Housing Development Authority, Multi-Family Housing, Courtyards of Taylor, Series A, Rev., VRDO, FNMA, LIQ: FHLMC, 0.120%, 03/07/13	4,090
300	Michigan State Housing Development Authority, Multi-Family Housing, Parks of Taylor Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	300
950	Michigan State Housing Development Authority, Non AMT, Non ACE, Series D, Rev., VRDO, LIQ: FHLMC, 0.110%, 03/07/13	950
425	Michigan State Housing Development Authority, Rental Housing, Series D, Rev., VRDO, AMT, LIQ: Bank of Nova Scotia, 0.130%, 03/07/13	425
	Michigan State Housing Development Authority, Single Family Housing,
4,445	Series B, Rev., VRDO, AMT, LIQ: FHLMC, 0.130%, 03/07/13	4,445

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Michigan — Continued
600	Series D, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.130%, 03/07/13	600
	Michigan State Housing Development Authority, Single Family Mortgage,
6,375	Series E, Rev., VRDO, AMT, 0.130%, 03/07/13	6,375
7,000	Series F, Rev., VRDO, AMT, 0.130%, 03/07/13	7,000
715	Michigan Strategic Fund, Artex Label & Graphics, Rev., VRDO, LOC: U.S. Bank N.A., 0.310%, 03/07/13	715
1,200	Michigan Strategic Fund, B&C Leasing LLC Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	1,200
1,000	Michigan Strategic Fund, Bayloff Properties LLC Project, Rev., VRDO, LOC: First of America Bank, 0.230%, 03/07/13	1,000
870	Michigan Strategic Fund, Merchants LLC Project, Rev., VRDO, LOC: PNC Bank N.A., 0.200%, 03/07/13	870
895	Michigan Strategic Fund, Printing System, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/13	895
1,555	Michigan Strategic Fund, Southwest Ventures Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.260%, 03/07/13	1,555
2,100	Michigan Strategic Fund, Sur-Flow Plastics, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/13	2,100
500	Michigan Strategic Fund, Transnav Technologies, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	500
3,380	Michigan Strategic Fund, Wedgwood Christian Services Project, Rev., VRDO, LOC: Bank of America N.A., 0.110%, 03/07/13	3,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Michigan — Continued
2,170	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/13	2,170
1,520	Oakland County Economic Development Corp., A&M Label Project, Rev., VRDO, LOC: PNC Bank N.A., 0.200%, 03/07/13	1,520
	RBC Municipal Products, Inc. Trust, Floater Certificates,
4,420	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.160%, 03/07/13	4,420
5,950	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada, 0.160%, 03/07/13	5,950

		90,970

	Puerto Rico — 9.3%
6,715	Commonwealth of Puerto Rico, Public Improvement, Series C-5-2, GO, VRDO, AGM, LOC: Barclays Bank plc, 0.110%, 03/07/13	6,715
6,320	Puerto Rico Electric Power Authority, Trust Receipts, Class A, Rev., VRDO, AGM, LIQ: Societe Generale, LOC: Societe Generale, 0.260%, 03/07/13	6,320

		13,035

	Total Weekly Demand Notes (Cost $106,805)	106,805

	Total Investments — 100.0% (Cost $140,763 )*	140,763
	Other Assets in Excess of Liabilities — 0.0% (g)	66

	NET ASSETS — 100.0%	$140,829

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 6.9%
	New York — 6.9%
3,900	Long Island Power Authority, Electric Systems, Subseries 2B, Rev., VRDO, LOC: Bayerische Landesbank, 0.130%, 03/01/13	3,900
	New York City,
4,700	Series A-3, GO, VRDO, LIQ: Landesbank Baden-Wuerttemberg, 0.110%, 03/01/13	4,700
425	Series G, Subseries G-5, GO, VRDO, 0.070%, 03/01/13	425
6,750	Subseries A-3, GO, VRDO, LOC: Mizuho Corporate Bank, 0.090%, 03/01/13	6,750
4,850	Series E, GO, VRDO, LOC: BNP Paribas, 0.110%, 03/01/13	4,850
550	Series G, GO, VRDO, LOC: Mizuho Corporate Bank, 0.110%, 03/01/13	550
5,900	Subseries L-3, GO, VRDO, 0.120%, 03/01/13	5,900
	New York City Municipal Water Finance Authority, Water & Sewer System,
7,425	Series F, Subseries F-2, Rev., VRDO, 0.120%, 03/01/13	7,425
550	Subseries A-2, Rev., VRDO, 0.090%, 03/01/13	550
2,185	Subseries B-3, Rev., VRDO, 0.120%, 03/01/13	2,185
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution,
20,300	Series CC-1, Rev., VRDO, 0.100%, 03/01/13	20,300
3,080	Series DD-1, Rev., VRDO, 0.100%, 03/01/13	3,080
3,100	Series DD-3A, Rev., VRDO, 0.090%, 03/01/13	3,100
5,250	Series DD-3B, Rev., VRDO, 0.100%, 03/01/13	5,250
1,400	Subseries AA-1, Rev., VRDO, 0.100%, 03/01/13	1,400
4,300	Subseries AA-1A, Rev., VRDO, 0.100%, 03/01/13	4,300
700	Subseries FF-1, Rev., VRDO, 0.120%, 03/01/13	700
	New York City Transitional Finance Authority, Future Tax Secured,
4,200	Series C, Rev., VRDO, LOC: Morgan Stanley Bank, 0.120%, 03/01/13	4,200
4,400	Subseries A-5, Rev., VRDO, 0.090%, 03/01/13	4,400
1,885	Subseries C-5, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13	1,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
1,500	New York City Transitional Finance Authority, New York City Recovery, Series 3, Subseries 3-H, Rev., VRDO, 0.100%, 03/01/13	1,500
5,000	New York State Housing Finance Agency, 350 West 43rd Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.120%, 03/01/13	5,000
	Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels,
1,700	Series B, Subseries B-3, Rev., VRDO, LOC: U.S. Bank N.A., 0.090%, 03/01/13	1,700
2,550	Subseries B-2C, Rev., VRDO, LOC: U.S. Bank N.A., 0.090%, 03/01/13	2,550

	Total Daily Demand Notes (Cost $96,600)	96,600

Municipal Bonds — 6.0%
	New York — 6.0%
10,250	Afton Central School District, Refunding, GO, BAN, 1.000%, 06/28/13 (m)	10,262
4,860	City of Auburn, Cayuga County, Series A, GO, BAN, 1.500%, 05/31/13	4,869
2,500	Depew New York, GO, BAN, 1.250%, 08/29/13	2,508
9,331	Mexico Central School District, GO, 1.500%, 07/19/13	9,361
4,078	Newstead New York, GO, 1.500%, 07/24/13	4,092
2,212	Ontario New York, GO, BAN, 0.700%, 08/22/13	2,212
4,089	Rome New York, GO, BAN, 0.800%, 08/15/13	4,089
	Schenectady City School District,
9,501	GO, BAN, 1.000%, 07/05/13	9,512
9,000	GO, 1.500%, 01/17/14	9,062
13,325	Series A, GO, BAN, 1.500%, 05/24/13	13,348
3,246	Town of LaGrange, Dutchess County, Series B, GO, BAN, 1.500%, 03/29/13	3,248
10,800	Town of Vestal, Broome County, GO, BAN, 1.500%, 05/17/13	10,819

	Total Municipal Bonds (Cost $83,382)	83,382

Semi-Annual Demand Notes — 0.4%
	New York — 0.4%
	Wells Fargo Stage Trust, Floater Certificates,
3,900	Series 2009-3C, Rev., VRDO, 0.270%, 05/09/13 (e)	3,900
2,500	Series 39C, GO, VRDO, 0.270%, 06/13/13 (e)	2,500

	Total Semi-Annual Demand Notes (Cost $6,400)	6,400

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — 80.1%
	New York — 80.1%
2,950	Albany Industrial Development Agency, Civic Facility Revenue, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.120%, 03/07/13	2,950
	Austin Trust, Various States,
1,300	Series 2008-1067, Rev., VRDO, LIQ: Bank of America N.A., 0.160%, 03/07/13	1,300
8,955	Series 2008-3004X, Class R, Rev., VRDO, NATL-RE, LOC: Bank of America N.A., 0.180%, 03/07/13	8,955
2,475	Series 2008-3506, Rev., VRDO, FSA-CR, LIQ: Bank of America N.A., 0.150%, 03/07/13	2,475
	Deutsche Bank Spears/Lifers Trust Various States,
5,820	Series DB-1027X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.130%, 03/07/13 (e)	5,820
6,265	Series DB-1028X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.130%, 03/07/13 (e)	6,265
7,770	Series DB-1031X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.130%, 03/07/13 (e)	7,770
9,865	Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.160%, 03/07/13 (e)	9,865
6,430	Series DB-1036X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.160%, 03/07/13 (e)	6,430
16,295	Series DB-1091, Rev., VRDO, 0.120%, 03/07/13 (e)	16,295
21,725	Series DBE-1029X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.160%, 03/07/13 (e)	21,725
11,980	Series DBE-1090X, Rev., VRDO, 0.130%, 03/07/13 (e)	11,980
225	Eclipse Funding Trust, Solar Eclipse, Long Island, Series 2006-0119, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.110%, 03/07/13	225
2,400	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.110%, 03/07/13	2,400
8,550	Eclipse Funding Trust, Solar Eclipse, New York, Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., LOC: U.S. Bank N.A., 0.110%, 03/07/13	8,550
6,035	Erie County Industrial Development Agency (The), Deutsche Bank Spears, Series DB-1054, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.130%, 03/07/13 (e)	6,035
1,530	Franklin County Industrial Development Agency, Trudeau Institute Inc. Project, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.180%, 03/07/13	1,530

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
2,100	Long Island Power Authority, Electric Systems, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	2,100
	Metropolitan Transportation Authority, Dedicated Tax Fund,
21,200	Series A-1, Rev., VRDO, LOC: Morgan Stanley Bank, 0.100%, 03/07/13	21,200
6,000	Series A-2, Rev., VRDO, LOC: The Bank of Tokyo-Mitsubishi UFJ, Ltd., 0.090%, 03/07/13	6,000
	New York City,
11,250	Series 3015, GO, VRDO, LIQ: Morgan Stanley Bank, 0.100%, 03/07/13 (e)	11,250
12,700	Series 3062X, GO, VRDO, AGC, LIQ: Credit Suisse, 0.100%, 03/07/13 (e)	12,700
8,000	Series A-5, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.110%, 03/07/13	8,000
10,230	Series B2, Subseries B-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	10,230
2,000	Series E, Subseries E-4, GO, VRDO, LOC: Bank of America N.A., 0.140%, 03/07/13	2,000
3,500	Series F-5, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/07/13	3,500
20,550	Subseries A-3, GO, VRDO, LOC: Morgan Stanley Bank, 0.110%, 03/07/13	20,550
12,250	Subseries A-4, GO, VRDO, LOC: Sumitomo Mitsui Banking, 0.100%, 03/07/13	12,250
11,910	Subseries A-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	11,910
3,550	Subseries C-2, GO, VRDO, LOC: Bayerische Landesbank, 0.140%, 03/07/13	3,550
19,500	Subseries F-3, GO., VRDO, LOC: Sumitomo Mitsui Banking, 0.100%, 03/07/13	19,500
1,225	New York City Capital Resources Corp., Loan Enhanced Assistance, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.200%, 03/07/13	1,225
16,660	New York City Housing Development Corp., Series 2899, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.100%, 03/07/13	16,660
	New York City Housing Development Corp., Multi-Family Housing,
4,035	Series A, Rev., VRDO, FNMA, 0.120%, 03/07/13	4,035
7,260	Series ROCS RR II R-11699, Rev., VRDO, 0.170%, 03/07/13 (e)	7,260
2,115	Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13 (e)	2,115

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
26,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/07/13	26,000
4,050	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Non AMT, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/13	4,050
10,000	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	10,000
6,665	New York City Housing Development Corp., Multi-Family Housing, Boricua Village Apartments Site C, Series A, Rev., VRDO, LOC: Citibank N.A., 0.240%, 03/07/13	6,665
2,675	New York City Housing Development Corp., Multi-Family Housing, Bruckner, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	2,675
3,470	New York City Housing Development Corp., Multi-Family Housing, The Dorado Apartments, Series A, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/07/13	3,470
1,590	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.150%, 03/07/13	1,590
10,000	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	10,000
6,000	New York City Industrial Development Agency, 1997 Air Express International Corp. Project, Rev., VRDO, LOC: Citibank N.A., 0.110%, 03/07/13	6,000
13,500	New York City Industrial Development Agency, Grace Church School Project, Rev., VRDO, LOC: M&T Bank, 0.150%, 03/07/13	13,500
36,600	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: ING Bank N.V., 0.110%, 03/07/13	36,600
3,700	New York City Industrial Development Agency, New York Congregational Nursing, Series A, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.120%, 03/07/13	3,700
5,000	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution, Series BB-3, Rev., VRDO, 0.090%, 03/07/13	5,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
7,340	New York City Transitional Finance Authority, Subseries 2-D, Rev., VRDO, LOC: LLoyds TSB Bank plc, 0.110%, 03/07/13	7,340
47,000	New York City Transitional Finance Authority, Future Tax Secured, Series C, Rev., VRDO, LIQ: Landesbank Baden-Wuerttemberg, 0.130%, 03/07/13	47,000
5,235	New York City Transitional Finance Authority, New York City Recovery, Series 1, Subseries 1E, Rev., VRDO, LOC: Bayerische Landesbank, 0.130%, 03/07/13	5,235
	New York City Trust for Cultural Resources, Refunding, American Musuem Natural History,
3,100	Series B1, Rev., VRDO, 0.090%, 03/07/13	3,100
7,340	Series B3, Rev., VRDO, 0.080%, 03/07/13	7,340
	New York Liberty Development Corp.,
10,000	Series 3226, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	10,000
31,170	Series 3232, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	31,170
16,015	Series 41TP, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/13	16,015
5,425	Series DBE-1060X, Rev., VRDO, LIQ: Deutsche Bank A.G., 0.160%, 03/07/13 (e)	5,425
7,500	Series ROCS-RR-II-R-11937, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13 (e)	7,500
	New York Mortgage Agency, Homeowner Mortgage,
17,700	Series 125, Rev., VRDO, AMT, LOC: Barclays Bank plc, 0.120%, 03/07/13	17,700
12,000	Series 129, Rev., VRDO, AMT, 0.110%, 03/07/13	12,000
12,100	Series 153, Rev., VRDO, AMT, 0.120%, 03/07/13	12,100
	New York State Dormitory Authority,
5,900	Series ROCS-RR-II-R-11479, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13	5,900
9,240	Series ROCS-RR-II-R-11559, Rev., VRDO, NATL-RE-IBC, LIQ: Citibank N.A., 0.130%, 03/07/13	9,240
6,175	Series ROCS-RR-II-R-11816, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13 (e)	6,175
15,830	Series ROCS-RR-II-R-12121, Rev., VRDO, LIQ: Citibank N.A., 0.140%, 03/07/13	15,830
350	New York State Dormitory Authority, Blythedale Children’s Hospital, Rev., VRDO, LOC: TD Bank N.A., 0.120%, 03/07/13	350
14,915	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.110%, 03/07/13	14,915

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
35,225	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.120%, 03/07/13	35,225
4,000	New York State Dormitory Authority, Eagle, Series 2006-0138, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13	4,000
	New York State Dormitory Authority, Fordham University,
9,500	Series A-1, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	9,500
6,955	Series A-2, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	6,955
2,800	New York State Dormitory Authority, Rockefeller University, Series A, Rev., VRDO, 0.100%, 03/07/13	2,800
3,050	New York State Dormitory Authority, Samaritan Medical Center, Series B, Rev., VRDO, LOC: HSBC Bank USA N.A., 0.110%, 03/07/13	3,050
	New York State Dormitory Authority, St. Johns University,
1,785	Series B-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	1,785
6,500	Series B-2, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 03/07/13	6,500
17,370	New York State Dormitory Authority, Teresian House, Rev., VRDO, LOC: M&T Bank, 0.160%, 03/07/13	17,370
2,275	New York State Dormitory Authority, The New York Public Library, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	2,275
10,000	New York State Energy Research & Development Authority, Consolidated Edison Co., Subseries C-2, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.120%, 03/07/13	10,000
16,100	New York State Housing Finance Agency, Series M-1, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	16,100
1,150	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	1,150
13,770	New York State Housing Finance Agency, 160 West 62nd Street Housing, Series 2011 A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/07/13	13,770
2,000	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, LOC: FNMA, 0.100%, 03/07/13	2,000
4,050	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/07/13	4,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
400	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/07/13	400
5,000	New York State Housing Finance Agency, 600 West 42nd Street Housing, Series A, Rev., VRDO, AMT, FNMA, 0.120%, 03/07/13	5,000
6,900	New York State Housing Finance Agency, 8 East 102nd Street Housing, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	6,900
5,300	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	5,300
1,450	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	1,450
4,085	New York State Housing Finance Agency, Clarkston Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/13	4,085
22,000	New York State Housing Finance Agency, Clinton Park Phase II, Series A-1, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.130%, 03/07/13	22,000
15,750	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	15,750
4,720	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.150%, 03/07/13	4,720
7,300	New York State Housing Finance Agency, Related West 29th Street Housing, Series 2012 A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.090%, 03/07/13	7,300
3,400	New York State Housing Finance Agency, Tribeca, Series A, Rev., VRDO, AMT, FNMA, LOC: Bayerische Landesbank, 0.110%, 03/07/13	3,400
37,210	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	37,210
	New York State Housing Finance Agency, Victory Housing,
1,500	Series 2000-A, Rev., VRDO, FHLMC, 0.110%, 03/07/13	1,500
5,000	Series 2001-A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/13	5,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan New York Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	New York — Continued
6,700	New York State Housing Finance Agency, Warren Knolls Apartments Housing, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	6,700
6,700	New York State Housing Finance Agency, West Haverstraw, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	6,700
1,600	New York State Housing Finance Agency, Worth Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	1,600
	New York State Thruway Authority,
6,780	Series 1427, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13 (e)	6,780
12,700	Series 3134X, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13 (e)	12,700
4,800	New York State Thruway Authority, Second General Highway & Bridge Trust Fund, Series ROCS RR II R-14011, Rev., VRDO, 0.130%, 03/07/13 (e)	4,800
	New York State Urban Development Corp.,
12,760	Rev., VRDO, FGIC-TCRS, LIQ: Societe Generale, 0.110%, 03/07/13	12,760
19,500	Rev., VRDO, FGIC-TCRS, LIQ: Societe Generale, 0.110%, 03/07/13	19,500
4,800	Series ROCS-RR-II-R-12321, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 03/07/13	4,800
2,990	Onondaga County Industrial Development Agency, Albany Molecular Research Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/07/13	2,990
9,505	Port Authority of New York & New Jersey, Series ROCS-RR-II-R-11770X, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13 (e)	9,505
	Puttable Floating Option Tax-Exempt Receipts,
17,645	Series PT-4623, Rev., VRDO, LIQ: PB Capital Corp., 0.160%, 03/07/13	17,645
2,545	Series PT-4725, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13 (e)	2,545
2,100	Ramapo State Housing Authority, Spring VY Homes Project, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	2,100
5,000	Seneca County Industrial Development Agency, Seneca Meadows, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	5,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	Triborough Bridge & Tunnel Authority,
7,010	Subseries B-3, Rev., VRDO, 0.130%, 03/07/13	7,010
54,400	Subseries CD, Rev., VRDO, AGM, 0.200%, 03/07/13	54,400
15,990	Triborough Bridge & Tunnel Authority, MERLOTS, Series B 13, Rev., VRDO, NATL-RE, 0.100%, 03/07/13	15,990
8,000	Trust for Cultural Resources, Solomon R Guggenheim, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	8,000

	Total Weekly Demand Notes (Cost $1,118,260)	1,118,260

SHARES
Variable Rate Demand Preferred Shares — 6.5%
20,000	BlackRock MuniHoldings New York Quality Fund, Inc., LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	20,000
13,300	BlackRock New York Muni Income Quality Trust, LIQ: Barclays Bank plc., 0.210%, 03/07/13 # (e)	13,300
20,000	Nuveen New York Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	20,000
20,000	Nuveen New York Performance Plus Municipal Fund, Inc., LIQ: Deutsche Bank A.G., 0.220%, 03/07/13 # (e)	20,000
17,700	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	17,700

	Total Variable Rate Demand Preferred Shares (Cost $91,000)	91,000

	Total Investments — 99.9% (Cost $1,395,642)*	1,395,642
	Other Assets in Excess of Liabilities — 0.1%	735

	NET ASSETS — 100.0%	$1,396,377

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)
Daily Demand Notes — 6.9%
	Ohio — 6.9%
1,230	Allen County, Hospital Facilities, Catholic Healthcare Partners, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13 (m)	1,230
1,490	Montgomery County, Miami Valley Hospital, Series B, Rev., VRDO, 0.100%, 03/01/13	1,490
	Ohio Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project,
125	Series 2008-C, Rev., VRDO, LOC: Bank of Nova Scotia, 0.110%, 03/01/13	125
620	Series 2010-C, Rev., VRDO, LOC: UBS AG, 0.170%, 03/01/13	620
525	State of Ohio, Higher Educational Facility, Case Western Reserve University 2002 Project, Series A, Rev., VRDO, 0.100%, 03/01/13	525

	Total Daily Demand Notes (Cost $3,990)	3,990

Municipal Bonds — 9.7%
	Ohio — 9.7%
1,950	City of Marysville, Wastewater Treatment System, GO, BAN, 1.500%, 05/30/13	1,954
1,605	City of Toledo, Capital Improvement, GO, BAN, 1.625%, 10/24/13	1,613
1,010	State of Ohio, Infrastructure Improvement, Series A, GO, 5.000%, 09/01/13	1,034
1,000	Union Township (Clermont County), Various Purpose, GO, BAN, 1.000%, 09/11/13	1,003

	Total Municipal Bonds (Cost $5,604)	5,604

Weekly Demand Notes — 83.3%
	Delaware — 1.6%
960	Delaware State Housing Authority, MERLOTS, Series C103, Rev., VRDO, 0.400%, 03/07/13	960

	Ohio — 66.0%
2,785	Austin Trust, Series 2008-3310, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.190%, 03/07/13	2,785
730	City of Monroe, Corridor 75 Park Ltd. Project, VRDO, LOC: PNC Bank N.A., 0.110%, 03/07/13	730
1,300	Cuyahoga County, Airport Facilities, Corporate Wings Project, Rev., VRDO, LOC: Privatebank and Trust, 0.330%, 03/07/13	1,300
	Deutsche Bank Spears/Lifers Trust Various States,
1,300	Series DB-488, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank A.G., 0.120%, 03/07/13	1,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
5,170	Series DBE-570, Rev., VRDO, AGM, LIQ: Deutsche Bank A.G., 0.140%, 03/07/13	5,170
	Franklin County, Hospital Facilities, Ohio Health Corp.,
1,200	Series B, Rev., VRDO, 0.110%, 03/07/13	1,200
600	Series C, Rev., VRDO, 0.560%, 03/07/13	600
4,810	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/13	4,810
1,925	Hamilton County, Economic Development, Boys/Girls Clubs of Greater Cincinnati, Inc. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.140%, 03/07/13	1,925
675	Hancock County, Multi-Family Housing, Crystal Glen Apartments Project, Series B, Rev., VRDO, LOC: FHLB, 0.140%, 03/07/13	675
700	Montgomery County, Catholic Health Initiatives, Series B-1, Rev., VRDO, 0.120%, 03/07/13	700
2,815	Montgomery County, Multi-Family Housing, Cambridge Commons Apartments Project, Series A, Rev., VRDO, LOC: FHLB, 0.130%, 03/07/13	2,815
470	Montgomery County, Multi-Family Housing, Pedcor Investments, Lyons Gate Project, Series B, Rev., VRDO, LOC: FHLB, 0.280%, 03/07/13	470
1,000	Ohio Air Quality Development Authority, Pollution Control, FirstEnergy Generation Corp. Project, Series 2009-B, Rev., VRDO, LOC: UBS AG, 0.130%, 03/07/13	1,000
	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program,
550	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.100%, 03/07/13	550
1,975	Series J, Rev., VRDO, 0.130%, 03/07/13	1,975
900	Ohio Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project, Series 2006-B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/13	900
600	Ohio Water Development Authority, Water Development, The Timken Company Project, Rev., VRDO, LOC: Northern Trust Company, 0.120%, 03/07/13	600
1,155	State of Ohio, Infrastructure Improvement, Series B, GO, VRDO, 0.110%, 03/07/13	1,155
2,400	Toledo-Lucas County Port Authority, Airport Development, FlightSafety International Inc. Obligor, Series 1, Rev., VRDO, 0.110%, 03/07/13	2,400

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Ohio Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Weekly Demand Notes — Continued
	Ohio — Continued
	Wells Fargo Stage Trust, Various States,
945	Series 12C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	945
2,155	Series 56C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	2,155
2,073	Wood County, Industrial Development, Reclamation Technologies, Rev., VRDO, LOC: PNC Bank N.A., 0.200%, 03/07/13	2,073

		38,233

	Puerto Rico — 15.7%
2,785	Commonwealth of Puerto Rico, Public Improvement, Series C-5-2, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.110%, 03/07/13	2,785
1,310	Deutsche Bank Spears/Lifers Trust Various States, Series DB-462, Rev., VRDO, AMBAC, LIQ: Deutsche Bank A.G., 0.160%, 03/07/13	1,310

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Puerto Rico — Continued
5,000	Puerto Rico Electric Power Authority, Trust Receipts, Class A, Rev., VRDO, AGM, LIQ: Societe Generale, LOC: Societe Generale, 0.260%, 03/07/13	5,000

		9,095

	Total Weekly Demand Notes (Cost $48,288)	48,288

	Total Investments — 99.9% (Cost $57,882)*	57,882
	Other Assets in Excess of Liabilities — 0.1%	78

	NET ASSETS — 100.0%	$57,960

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (Unaudited)

ACE	— Adjusted Current Earnings
AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp. †
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COP	— Certificate of Participation
CR	— Custodial Receipts
EAGLE	— Earnings of accrual generated on local tax-exempt securities
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GO	— General Obligation
GNMA	— Government National Mortgage Association
IBC	— Insured Bond Certificates
ICC	— Insured Custody Certificates
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
MTA	— Metropolitan Transportation Authority
NATL	— Insured by National Public Finance Guarantee Corp.
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note
RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2013.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments, and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.
†	— Filed for bankruptcy on November 8, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	21

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013

(Amounts in thousands, except per share amounts)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$1,410,297		$140,763		$1,395,642		$57,882
Cash	35		22		2		48
Receivables:
Investment securities sold	25,343		—		—		—
Interest from non-affiliates	1,427		103		974		72

Total Assets	1,437,102		140,888		1,396,618		58,002

LIABILITIES:
Payables:
Distributions	1		—		2		—
Investment securities purchased	19,010		—		—		—
Accrued liabilities:
Investment advisory fees	74		5		73		—
Administration fees	77		8		74		1
Shareholder servicing fees	—	(a)	—		—		—
Custodian and accounting fees	11		7		12		7
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	(a)	— (a)
Transfer agent fees	11		3		24		3
Printing and mailing costs	17		9		24		2
Audit fees	26		26		29		26
Other	3		1		3		3

Total Liabilities	19,230		59		241		42

Net Assets	$1,417,872		$140,829		$1,396,377		$57,960

NET ASSETS:
Paid-in-Capital	$1,417,703		$140,822		$1,396,455		$57,964
Accumulated undistributed (distributions in excess of) net investment income	(21)		(5)		(81)		(3)
Accumulated net realized gains (losses)	190		12		3		(1)

Total Net Assets	$1,417,872		$140,829		$1,396,377		$57,960

Net Assets:
E*Trade	$925,909		$—		$370,470		$—
Morgan	398,310		6,035		611,340		17,883
Premier	—		34,346		—		2,859
Reserve	—		100,448		353,286		17,748
Service	93,653		—		61,281		19,470

Total	$1,417,872		$140,829		$1,396,377		$57,960

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
E*Trade	925,607		—		370,485		—
Morgan	398,312		6,035		611,365		17,874
Premier	—		34,347		—		2,858
Reserve	—		100,450		353,299		17,742
Service	93,681		—		61,283		19,463
Net Asset Value offering and redemption price per share (all classes)	$1.00		$1.00		$1.00		$1.00

Cost of investments in non-affiliates	$1,410,297		$140,763		$1,395,642		$57,882

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund		New York Municipal Money Market Fund	Ohio Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,233		$345		$3,322	$148

EXPENSES:
Investment advisory fees	1,117		116		1,057	49
Administration fees	981		102		928	43
Distribution fees:
E*Trade	5,268		—		2,016	—
Morgan	413		8		580	19
Reserve	—		263		854	48
Service	634		—		379	121
Shareholder servicing fees:
E*Trade	2,634		—		1,008	—
Morgan	1,446		25		2,029	67
Premier	—		98		—	9
Reserve	—		316		1,025	58
Service	317		—		190	60
Custodian and accounting fees	44		27		45	28
Interest expense to affiliates	—	(a)	—	(a)	1	—	(a)
Professional fees	60		46		64	45
Trustees’ and Chief Compliance Officer’s fees	16		2		10	—	(a)
Printing and mailing costs	65		5		54	4
Registration and filing fees	34		18		36	15
Transfer agent fees	36		10		94	9
Other	18		5		17	8

Total expenses	13,083		1,041		10,387	583

Less amounts waived	(9,946)		(696)		(7,114)	(435)
Less earnings credits	—	(a)	—		—	—

Net expenses	3,137		345		3,273	148

Net investment income (loss)	96		—		49	—

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	189		15		3	—	(a)

Change in net assets resulting from operations	$285		$15		$52	$—	(a)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	23

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$96	$95	$—	$—
Net realized gain (loss)	189	42	15	19

Change in net assets resulting from operations	285	137	15	19

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(88)	(82)	—	—
From net realized gains	(16)	(9)	—	—
Morgan
From net investment income	(7)	(10)	— (a)	—
From net realized gains	(7)	(4)	(1)	—
Premier
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(4)	—
Reserve
From net investment income	—	—	— (a)	—
From net realized gains	—	—	(13)	—
Service
From net investment income	(1)	(3)	—	—
From net realized gains	(2)	(1)	—	—

Total distributions to shareholders	(121)	(109)	(18)	—

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	14,987	32,570	(10,842)	(26,433)

NET ASSETS:
Change in net assets	15,151	32,598	(10,845)	(26,414)
Beginning of period	1,402,721	1,370,123	151,674	178,088

End of period	$1,417,872	$1,402,721	$140,829	$151,674

Accumulated undistributed (distributions in excess of) net investment income	$(21)	$(21)	$(5)	$(5)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$49	$39	$—	$—
Net realized gain (loss)	3	69	— (a)	—

Change in net assets resulting from operations	52	108	— (a)	—

DISTRIBUTIONS TO SHAREHOLDERS:
E*Trade
From net investment income	(34)	(31)	—	—
From net realized gains	(18)	—	—	—
Morgan
From net investment income	(9)	(5)	—	(2)
From net realized gains	(29)	—	—	—
Premier
From net investment income	—	—	—	— (a)
Reserve
From net investment income	(5)	(2)	—	(2)
From net realized gains	(17)	—	—	—
Service
From net investment income	(1)	(1)	—	(2)
From net realized gains	(3)	—	—	—

Total distributions to shareholders	(116)	(39)	—	(6)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(24,191)	(208,048)	(18,878)	(1,088)

NET ASSETS:
Change in net assets	(24,255)	(207,979)	(18,878)	(1,094)
Beginning of period	1,420,632	1,628,611	76,838	77,932

End of period	$1,396,377	$1,420,632	$57,960	$76,838

Accumulated undistributed (distributions in excess of) net investment income	$(81)	$(81)	$(3)	$(3)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	25

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$358,772	$441,954	$—	$—
Distributions reinvested	104	90	—	—
Cost of shares redeemed	(322,945)	(399,688)	—	—

Change in net assets resulting from E*Trade capital transactions	$35,931	$42,356	$—	$—

Morgan
Proceeds from shares issued	$1,804,961	$1,684,987	$20,543	$30,127
Distributions reinvested	10	10	1	—
Cost of shares redeemed	(1,808,198)	(1,683,208)	(22,770)	(31,208)

Change in net assets resulting from Morgan capital transactions	$(3,227)	$1,789	$(2,226)	$(1,081)

Premier
Proceeds from shares issued	$—	$—	$49,080	$35,985
Distributions reinvested	—	—	4	—
Cost of shares redeemed	—	—	(43,392)	(36,543)

Change in net assets resulting from Premier capital transactions	$—	$—	$5,692	$(558)

Reserve
Proceeds from shares issued	$—	$—	$119,801	$173,480
Distributions reinvested	—	—	13	—
Cost of shares redeemed	—	—	(134,122)	(198,274)

Change in net assets resulting from Reserve capital transactions	$—	$—	$(14,308)	$(24,794)

Service
Proceeds from shares issued	$108,801	$125,401	$—	$—
Distributions reinvested	3	4	—	—
Cost of shares redeemed	(126,521)	(136,980)	—	—

Change in net assets resulting from Service capital transactions	$(17,717)	$(11,575)	$—	$—

Total change in net assets resulting from capital transactions	$14,987	$32,570	$(10,842)	$(26,433)

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	California Municipal Money Market Fund		Michigan Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
E*Trade
Issued	358,772	441,954	—	—
Reinvested	104	90	—	—
Redeemed	(322,945)	(399,688)	—	—

Change in E*Trade Shares	35,931	42,356	—	—

Morgan
Issued	1,804,961	1,684,987	20,543	30,141
Reinvested	10	10	1	—
Redeemed	(1,808,198)	(1,683,208)	(22,770)	(31,208)

Change in Morgan Shares	(3,227)	1,789	(2,226)	(1,067)

Premier
Issued	—	—	49,080	36,019
Reinvested	—	—	4	—
Redeemed	—	—	(43,392)	(36,543)

Change in Premier Shares	—	—	5,692	(524)

Reserve
Issued	—	—	119,801	173,424
Reinvested	—	—	13	—
Redeemed	—	—	(134,122)	(198,266)

Change in Reserve Shares	—	—	(14,308)	(24,842)

Service
Issued	108,801	125,401	—	—
Reinvested	3	4	—	—
Redeemed	(126,521)	(136,980)	—	—

Change in Service Shares	(17,717)	(11,575)	—	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	27

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
E*Trade
Proceeds from shares issued	$191,284	$181,666	$—	$—
Distributions reinvested	51	31	—	—
Cost of shares redeemed	(147,271)	(165,325)	—	—

Change in net assets resulting from E*Trade capital transactions	$44,064	$16,372	$—	$—

Morgan
Proceeds from shares issued	$2,372,078	$2,363,184	$57,385	$72,103
Distributions reinvested	30	4	—	2
Cost of shares redeemed	(2,418,118)	(2,535,993)	(61,623)	(72,154)

Change in net assets resulting from Morgan capital transactions	$(46,010)	$(172,805)	$(4,238)	$(49)

Premier
Proceeds from shares issued	$—	$—	$4,136	$4,079
Distributions reinvested	—	—	—	— (a)
Cost of shares redeemed	—	—	(4,327)	(6,068)

Change in net assets resulting from Premier capital transactions	$—	$—	$(191)	$(1,989)

Reserve
Proceeds from shares issued	$34,492,977	$44,179,057	$34,931	$46,745
Distributions reinvested	14	1	—	2
Cost of shares redeemed	(34,512,564)	(44,201,501)	(37,846)	(56,098)

Change in net assets resulting from Reserve capital transactions	$(19,573)	$(22,443)	$(2,915)	$(9,351)

Service
Proceeds from shares issued	$71,320	$59,232	$23,505	$44,270
Distributions reinvested	4	—	—	2
Cost of shares redeemed	(73,996)	(88,404)	(35,039)	(33,971)

Change in net assets resulting from Service capital transactions	$(2,672)	$(29,172)	$(11,534)	$10,301

Total change in net assets resulting from capital transactions	$(24,191)	$(208,048)	$(18,878)	$(1,088)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	New York Municipal Money Market Fund		Ohio Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
E*Trade
Issued	191,284	181,540	—	—
Reinvested	51	31	—	—
Redeemed	(147,271)	(165,255)	—	—

Change in E*Trade Shares	44,064	16,316	—	—

Morgan
Issued	2,372,078	2,363,527	57,385	72,103
Reinvested	30	4	—	2
Redeemed	(2,418,118)	(2,535,993)	(61,623)	(72,154)

Change in Morgan Shares	(46,010)	(172,462)	(4,238)	(49)

Premier
Issued	—	—	4,136	4,079
Reinvested	—	—	—	— (a)
Redeemed	—	—	(4,327)	(6,068)

Change in Premier Shares	—	—	(191)	(1,989)

Reserve
Issued	34,492,977	44,178,848	34,931	46,745
Reinvested	14	1	—	2
Redeemed	(34,512,564)	(44,201,501)	(37,846)	(56,098)

Change in Reserve Shares	(19,573)	(22,652)	(2,915)	(9,351)

Service
Issued	71,320	59,143	23,505	44,270
Reinvested	4	—	—	2
Redeemed	(73,996)	(88,393)	(35,039)	(33,971)

Change in Service Shares	(2,672)	(29,250)	(11,534)	10,301

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	29

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
California Municipal Money Market Fund
E*Trade
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.01%		$925,909	0.22%		0.01%		1.07%
1.00	0.01		889,873	0.20		0.01		1.07
1.00	0.07		847,499	0.30		0.01		1.07
1.00	0.01		702,599	0.43	(e)	0.01		1.09
1.00	0.89		618,240	0.96	(e)	0.92		1.09

1.00	0.00	(f)	398,310	0.23		0.00	(f)	0.62
1.00	0.00	(f)	401,491	0.21		0.00	(f)	0.62
1.00	0.06		399,696	0.31		0.00	(f)	0.62
1.00	0.03		432,378	0.42	(e)	0.02		0.64
1.00	1.28		406,431	0.57	(e)	1.16		0.65

1.00	0.00	(f)	93,653	0.23		0.00	(f)	1.07
1.00	0.00	(f)	111,357	0.20		0.00	(f)	1.07
1.00	0.06		122,928	0.31		0.00	(f)	1.07
1.00	0.00		160,478	0.26		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	31

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Michigan Municipal Money Market Fund
Morgan
Year Ended February 28, 2013	$1.00	$—		$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—		—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—		—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 28, 2011	1.00	—	(b)	—		—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%.
(d)	Includes insurance expense of 0.03%.
(e)	Includes insurance expense of 0.01%.
(f)	Includes insurance expense of 0.02%.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(c)	$6,035	0.24%		0.00%		0.68%
1.00	0.00		8,261	0.24		0.00		0.67
1.00	0.05		9,341	0.35		0.00	(c)	0.67
1.00	0.04		14,569	0.51	(d)	0.05		0.73
1.00	1.44		26,507	0.60	(d)	1.48		0.71

1.00	0.00	(c)	34,346	0.23		0.00		0.53
1.00	0.00		28,655	0.24		0.00		0.52
1.00	0.05		29,209	0.35		0.00	(c)	0.52
1.00	0.10		38,165	0.42	(d)	0.11		0.57
1.00	1.58		58,008	0.47	(f)	1.61		0.56

1.00	0.00	(c)	100,448	0.24		0.00		0.78
1.00	0.00		114,758	0.24		0.00		0.77
1.00	0.05		139,538	0.35		0.00	(c)	0.77
1.00	0.02		220,793	0.32	(e)	0.00	(c)	0.76
1.00	1.33		23,050	0.72	(f)	1.26		0.81

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
New York Municipal Money Market Fund
E*Trade
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Includes insurance expense of 0.02%.
(f)	Amount rounds to less than 0.01%.
(g)	Includes insurance expense of 0.03%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.02%		$370,470	0.24%		0.01%		1.07%
1.00	0.01		326,423	0.25		0.01		1.07
1.00	0.11		310,036	0.34		0.01		1.07
1.00	0.01		293,356	0.57	(e)	0.01		1.09
1.00	0.86		251,873	0.98	(e)	0.89		1.08

1.00	0.01		611,340	0.25		0.00	(f)	0.62
1.00	0.00	(f)	657,377	0.26		0.00	(f)	0.62
1.00	0.10		830,150	0.34		0.01		0.62
1.00	0.05		744,054	0.55	(g)	0.06		0.65
1.00	1.23		1,283,154	0.61	(e)	1.21		0.64

1.00	0.01		353,286	0.25		0.00	(f)	0.72
1.00	0.00	(f)	372,876	0.26		0.00	(f)	0.72
1.00	0.10		395,301	0.34		0.01		0.72
1.00	0.02		364,918	0.58	(g)	0.02		0.74
1.00	1.12		507,425	0.72	(e)	1.10		0.74

1.00	0.01		61,281	0.25		0.00	(f)	1.07
1.00	0.00	(f)	63,956	0.26		0.00	(f)	1.07
1.00	0.10		93,124	0.34		0.00	(f)	1.07
1.00	0.00		104,245	0.44		0.00	(f)	1.06

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Ohio Municipal Money Market Fund
Morgan
Year Ended February 28, 2013	$1.00	$—		$—	(d)	$—	(d)	$—		$—		$—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	(0.01)		0.01		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 29, 2012	1.00	—		—		—		—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (i) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.03%.
(g)	Includes insurance expense of 0.02%.
(h)	Includes insurance expense of 0.01%.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earning credits

$1.00	0.00	%(e)	$17,883	0.24%		0.00%		0.77%
1.00	0.01		22,121	0.21		0.00		0.76
1.00	0.08		22,172	0.36		0.01		0.79
1.00	0.19		23,532	0.55	(f)	0.09		0.77
1.00	1.39		44,250	0.61	(g)	1.35		0.71

1.00	0.00	(e)	2,859	0.24		0.00		0.63
1.00	0.01		3,050	0.20		0.00		0.61
1.00	0.08		5,039	0.36		0.01		0.64
1.00	0.27		3,589	0.40	(h)	0.08		0.62
1.00	1.53		805	0.47	(g)	1.30		0.56

1.00	0.00	(e)	17,748	0.24		0.00		0.87
1.00	0.01		20,665	0.22		0.00		0.86
1.00	0.08		30,018	0.36		0.01		0.89
1.00	0.14		23,851	0.61	(f)	0.03		0.87
1.00	1.28		58,532	0.72	(g)	1.27		0.81

1.00	0.00	(e)	19,470	0.24		0.00		1.22
1.00	0.01		31,002	0.20		0.00		1.22
1.00	0.08		20,703	0.36		0.00	(e)	1.25
1.00	0.11		19,376	0.34		0.00	(e)	1.22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) collectively, (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 4 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
California Municipal Money Market Fund	E*Trade, Morgan and Service	JPM I	Diversified
Michigan Municipal Money Market Fund	Morgan, Premier and Reserve	JPM II	Non-Diversified
New York Municipal Money Market Fund	E*Trade, Morgan, Reserve and Service	JPM I	Diversified
Ohio Municipal Money Market Fund	Morgan, Premier, Reserve and Service	JPM II	Non-Diversified

The investment objective of California Municipal Money Market Fund is to aim to provide the highest possible level of current income which is exempt from federal and California personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Michigan Municipal Money Market Fund is to seek as high a level of current interest income exempt from Federal income tax and Michigan personal income tax as is consistent with capital preservation and stability of principal.

The investment objective of New York Municipal Money Market Fund is to aim to provide the highest possible level of current income which is excluded from gross income and exempt from New York State and New York City personal income taxes, while still preserving capital and maintaining liquidity.

The investment objective of Ohio Municipal Money Market Fund is to seek as high a level of current interest income exempt from Federal income tax and Ohio personal income tax as is consistent with capital preservation and stability of principal.

All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP’). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
California Municipal Money Market Fund (a) Total Investments in Securities	$—	$1,410,297	$—	$1,410,297

Michigan Municipal Money Market Fund (a) Total Investments in Securities	$—	$140,763	$—	$140,763

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
New York Municipal Money Market Fund (a)
Total Investments in Securities	$—	$1,395,642	$—	$1,395,642

Ohio Municipal Money Market Fund (a)
Total Investments in Securities	$—	$57,882	$—	$57,882

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 28, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

The following is the value and percentage of net assets of illiquid securities as of February 28, 2013 (amounts in thousands):

	Value	Percentage
California Municipal Money Market Fund	$20,000	1.4%
Michigan Municipal Money Market Fund	6,100	4.3

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

D. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

E. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually.

The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/ tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

There were no reclassifications for the year ended February 28, 2013.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2013, the annual effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for E*Trade, Morgan, Reserve and Service Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Reserve	Service
California Municipal Money Market Fund	0.60%	0.10%	n/a	0.60%
Michigan Municipal Money Market Fund	n/a	0.10	0.25%	n/a
New York Municipal Money Market Fund	0.60	0.10	0.25	0.60
Ohio Municipal Money Market Fund	n/a	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	0.30%	0.35%	n/a	n/a	0.30%
Michigan Municipal Money Market Fund	n/a	0.35	0.30%	0.30%	n/a
New York Municipal Money Market Fund	0.30	0.35	n/a	0.30	0.30
Ohio Municipal Money Market Fund	n/a	0.35	0.30	0.30	0.30

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	E*Trade	Morgan	Premier	Reserve	Service
California Municipal Money Market Fund	1.00%	0.59%	n/a	n/a	1.05%
Michigan Municipal Money Market Fund	n/a	0.59	0.45%	0.70%	n/a
New York Municipal Money Market Fund	1.00	0.59	n/a	0.70	1.05
Ohio Municipal Money Market Fund	n/a	0.59	0.45	0.70	1.05

The expense limitation agreements were in effect for the year ended February 28, 2013. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

For the year ended February 28, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory		Administration Fee	Shareholder Servicing	Total
California Municipal Money Market Fund	$—		$—	$756	$756
Michigan Municipal Money Market Fund	—	(a)	—	114	114
New York Municipal Money Market Fund	—		—	550	550
Ohio Municipal Money Market Fund	—	(a)	—	110	110

	Voluntary Waivers
	Investment Advisory	Administration Fee	Shareholder Servicing	Distribution	Total
California Municipal Money Market Fund	$42	$—	$2,832	$6,316	$9,190
Michigan Municipal Money Market Fund	21	—	291	270	582
New York Municipal Money Market Fund	46	—	2,688	3,830	6,564
Ohio Municipal Money Market Fund	41	12	84	188	325

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 28, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital-Gains	Tax Exempt Income		Total Distributions Paid
California Municipal Money Market Fund	$21	$4	$96		$121
Michigan Municipal Money Market Fund	15	3	—	(a)	18
New York Municipal Money Market Fund	67	—	49		116
Ohio Municipal Money Market Fund	—	—	—		—

(a)	Amount rounds to less than $1,000.

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital-Gains	Tax Exempt Income	Total Distributions Paid
California Municipal Money Market Fund	$16	$—	$93	$109
Michigan Municipal Money Market Fund	—	—	—	—
New York Municipal Money Market Fund	2	—	37	39
Ohio Municipal Money Market Fund	—	—	6	6

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

As of February 28, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)	Tax Exempt Income		Unrealized Appreciation (Depreciation)
California Municipal Money Market Fund	$174	$15	$4		$—
Michigan Municipal Money Market Fund	1	11	—	(a)	—
New York Municipal Money Market Fund	3	—	2		—
Ohio Municipal Money Market Fund	—	(1)	—	(a)	—

(a)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of distributions payable (California Municipal Money Market Fund and New York Municipal Money Market Fund) and trustee deferred compensation.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

As of February 28, 2013, the following Fund had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Ohio Municipal Money Market Fund	$1

During the year ended February 28, 2013, the following Fund utilized capital loss carryforwards as follows (amounts in thousands):

Ohio Municipal Money Market Fund	$—	(a)

(a)	Amount rounds to less than $1,000.

5. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

6. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the California Municipal Money Market Fund and New York Municipal Money Market Fund.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

In addition, the Funds each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Funds invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. The California Municipal Money Market Fund, Michigan Municipal Money Market Fund, New York Municipal Money Market Fund and Ohio Municipal Money Market Fund primarily invest in issuers in the States of California, Michigan, New York and Ohio, respectively. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and a Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	43

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan California Municipal Money Market Fund, JPMorgan Michigan Municipal Money Market Fund, JPMorgan New York Municipal Money Market Fund and JPMorgan Ohio Municipal Money Market Fund (hereafter referred to as the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2013

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	45

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	47

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2012, and continued to hold your shares at the end of the reporting period, February 28, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
California Municipal Money Market Fund
E*Trade
Actual	$1,000.00	$1,000.10	$0.99	0.20%
Hypothetical	1,000.00	1,023.80	1.00	0.20
Morgan
Actual	1,000.00	1,000.00	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Service
Actual	1,000.00	1,000.00	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

Michigan Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Reserve
Actual	1,000.00	1,000.10	0.99	0.20
Hypothetical	1,000.00	1,023.80	1.00	0.20
Service
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

New York Municipal Money Market Fund
E*Trade
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Beginning Account Value, September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
New York Municipal Money Market Fund (continued)
Reserve
Actual	$1,000.00	$1,000.10	$1.04	0.21%
Hypothetical	1,000.00	1,023.75	1.05	0.21
Service
Actual	1,000.00	1,000.10	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

Ohio Municipal Money Market Fund
Morgan
Actual	1,000.00	1,000.00	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Premier
Actual	1,000.00	1,000.00	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22
Reserve
Actual	1,000.00	1,000.00	1.14	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Service
Actual	1,000.00	1,000.00	1.09	0.22
Hypothetical	1,000.00	1,023.70	1.10	0.22

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	49

Tax Letter

(Unaudited)

Certain tax information for the JPMorgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
California Municipal Money Market Fund	$4
Michigan Municipal Money Market Fund	3

Tax-Exempt Income

Each Fund hereby designates the following percentage or maximum allowable percentage as distributions paid from net investment income exempt from federal income tax for the fiscal year ended February 28, 2013:

Exempt Distributions Paid
California Municipal Money Market Fund	100.00%
Michigan Municipal Money Market Fund	100.00
New York Municipal Money Market Fund	100.00
Ohio Municipal Money Market Fund	100.00

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡   Social Security number and account balances

¡   transaction history and account transactions

¡   checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡   open an account or provide contact information

¡   give us your account information or pay us by check

¡   make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡   sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡   affiliates from using your information to market to you

¡   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. February 2013.	AN-MMKTST-213

Annual Report

J.P. Morgan Money Market Funds

February 28, 2013

JPMorgan Prime Money Market Fund

JPMorgan Liquid Assets Money Market Fund

JPMorgan U.S. Government Money Market Fund

JPMorgan U.S. Treasury Plus Money Market Fund

JPMorgan Federal Money Market Fund

JPMorgan 100% U.S. Treasury Securities Money Market Fund

JPMorgan Tax Free Money Market Fund

JPMorgan Municipal Money Market Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. Although a Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 18, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the twelve months ended February 28, 2013. This positive momentum has carried into March and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. Chinese policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. Supported by improving economic data, especially in the real estate market, U.S. stocks outperformed international and emerging market stocks during the twelve months ended February 28, 2013.

U.S. Treasury yields remain low

Despite a recent uptick in the last few months, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended February 2013 at 1.9%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.1%, respectively.

As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended February 28, 2013. Meanwhile, the reviving U.S. real estate market, along with the gradual cleansing of the excess of the mortgage bubble, has recently bolstered returns for mortgage-backed securities.

Maintain exposure to a variety of asset classes

Many signs are pointing to a steadily improving global economic backdrop. The U.S. economy has weathered the uncertainty of political gridlock and the February jobs report was unambiguously positive with 236,000 jobs added, a decline in the unemployment rate, and good gains in both wages and the length of the workweek. In addition, housing numbers, retail sales and industrial production all showed positive momentum in the first quarter. Meanwhile, China seems to be avoiding the economic “hard landing” that many investors feared, evidenced by its recently strong economic growth.

Of course, other parts of the world appear to be on less solid ground. Tension in the Middle East remains elevated. While aggressive actions taken by the ECB have quelled concerns surrounding Europe’s debt crisis, many countries are facing deteriorating economic conditions that in many cases are being exacerbated by austerity measures. The recent announcement of a plan to tax bank deposits in Cyprus serves as a reminder of the market volatility that can result from policy developments in the region.

As always, we encourage investors to maintain an appropriately balanced portfolio of stocks, bonds and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	1

JPMorgan Prime Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and preserving capital
Primary Investments	High quality, short-term, U.S. dollar-denominated money market instruments
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$109.6 Billion
Weighted Average Maturity^	57 days
Weighted Average Life^^	72 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s combined assessment of a fund’s Portfolio Credit Profile with an evaluation of its Portfolio Stability Profile and reflects consideration of other factors such as sponsor quality, the fund’s management and legal factors.

MATURITY SCHEDULE**^
1 day	17.9%
2–7 days	9.1
8–30 days	18.5
31–60 days	17.9
61–90 days	17.6
91–180 days	12.8
181+ days	6.2

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.03
Capital Shares	0.10
Cash Management Shares	0.01
Direct Shares	0.01
Eagle Class Shares	0.01
IM Shares	0.12
Institutional Class Shares	0.07
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.88)%, (0.88)%, (0.03)%, 0.07%, (0.68)%, (0.02)%, (0.43)%, 0.12%, 0.02%, (0.23)%, (0.23)%, (0.17)%, (0.43)% and (0.78)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, Cash Management Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Prime Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

2	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Liquid Assets Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	High quality, short-term instruments including corporate notes, U.S. government securities, asset-backed securities, repurchase agreements, commercial paper, funding agreements, certificates of deposit, municipal obligations and bank obligations
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$11.8 Billion
Weighted Average Maturity^	58 days
Weighted Average Life^^	71 days

MATURITY SCHEDULE*^
1 day	15.8%
2–7 days	12.6
8–30 days	16.3
31–60 days	18.9
61–90 days	14.9
91–180 days	15.2
181+ days	6.3

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Class B Shares	0.01%
Class C Shares	0.01
Agency Shares	0.03
Capital Shares	0.11
E*Trade Shares	0.05
Institutional Class Shares	0.08
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.89)%, (0.89)%, (0.04)%, 0.06%, (0.79)%, 0.01%, (0.24)%, (0.34)%, (0.19)%, (0.45)% and (0.82)% for Class B Shares, Class C Shares, Agency Shares, Capital Shares, E*Trade Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Liquid Assets Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	3

JPMorgan U.S. Government Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks high current income with liquidity and stability of principal
Primary Investments	High quality, short-term securities issued or guaranteed by the U.S. government or by U.S. government agencies or instrumentalities and repurchase agreements collateralized by such obligations
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$61.2 Billion
Weighted Average Maturity^	55 days
Weighted Average Life^^	64 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s combined assessment of a fund’s Portfolio Credit Profile with an evaluation of its Portfolio Stability Profile and reflects consideration of other factors such as sponsor quality, the fund’s management and legal factors.

MATURITY SCHEDULE**^
1 day	20.1%
2–7 days	16.0
8–30 days	10.2
31–60 days	14.9
61–90 days	14.9
91–180 days	18.9
181+ days	5.0

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Agency Shares	0.01%
Capital Shares	0.01
Direct Shares	0.01
Eagle Class Shares	0.01
IM Shares	0.01
Institutional Class Shares	0.01
Investor Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01
Service Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.16)%, (0.06)%, (0.16)%, (0.56)%, (0.01)%, (0.11)%, (0.36)%, (0.46)%, (0.31)%, (0.61)% and (0.91)% for Agency Shares, Capital Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Government Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

4	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan U.S. Treasury Plus Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks current income with liquidity and stability of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes and other obligations issued or guaranteed by the U.S. Treasury and repurchase agreements collateralized by U.S. Treasury securities
Suggested investment time frame	Short-term
Share classes offered	Class B, Class C, Agency, Direct, Eagle Class, IM Shares, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$14.7 Billion
Weighted Average Maturity^	54 days
Weighted Average Life^^	54 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s combined assessment of a fund’s Portfolio Credit Profile with an evaluation of its Portfolio Stability Profile and reflects consideration of other factors such as sponsor quality, the fund’s management and legal factors.

MATURITY SCHEDULE**^
1 day	38.4%
2–7 days	11.9
8–30 days	3.9
31–60 days	13.7
61–90 days	8.2
91–180 days	15.5
181+ days	8.4

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Class B Shares	0.00%
Class C Shares	0.00
Agency Shares	0.00
Direct Shares	0.00
Eagle Class Shares	0.00
IM Shares	0.00
Institutional Class Shares	0.00
Investor Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (1.03)%, (1.03)%, (0.18)%, (0.18)%, (0.58)%, (0.03)%, (0.13)%, (0.38)%, (0.48)%, (0.33)%, (0.59)% and (0.93)% for Class B Shares, Class C Shares, Agency Shares, Direct Shares, Eagle Class Shares, IM Shares, Institutional Class Shares, Investor Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan U.S. Treasury Plus Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	5

JPMorgan Federal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide current income while still preserving capital and maintaining liquidity
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes as well as debt obligations issued or guaranteed by U.S. government agencies or instrumentalities
Suggested investment time frame	Short-term
Share classes offered	Agency, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2013	$4.0 Billion
Weighted Average Maturity^	52 days
Weighted Average Life^^	61 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s combined assessment of a fund’s Portfolio Credit Profile with an evaluation of its Portfolio Stability Profile and reflects consideration of other factors such as sponsor quality, the fund’s management and legal factors.

MATURITY SCHEDULE**^
1 day	5.0%
2–7 days	0.6
8–30 days	36.6
31–60 days	29.7
61–90 days	14.8
91–180 days	9.7
181+ days	3.6

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Agency Shares	0.01%
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.24)%, (0.19)%, (0.54)%, (0.39)% and (0.64)% for Agency Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Federal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

6	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan 100% U.S. Treasury Securities Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal
Primary Investments	Direct obligations of the U.S. Treasury including Treasury bills, bonds and notes
Suggested investment time frame	Short-term
Share classes offered	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$24.6 Billion
Weighted Average Maturity^	49 days
Weighted Average Life^^	49 days
S&P rating* (a)	AAAm
Moody’s rating* (b)	Aaa-mf

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.
(b)	Rating incorporates Moody’s combined assessment of a fund’s Portfolio Credit Profile with an evaluation of its Portfolio Stability Profile and reflects consideration of other factors such as sponsor quality, the fund’s management and legal factors.

MATURITY SCHEDULE**^
8–30 days	33.1%
31–60 days	38.3
61–90 days	19.3
91–180 days	8.7
181+ days	0.6

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Agency Shares	0.00%
Capital Shares	0.00
Institutional Class Shares	0.00
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.22)%, (0.12)%, (0.17)%, (0.52)%, (0.37)%, (0.62)% and (0.97)% for Agency Shares, Capital Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan 100% U.S. Treasury Securities Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	7

JPMorgan Tax Free Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Aims to provide the highest possible level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve Shares
Net Assets as of 2/28/2013	$19.2 Billion
Weighted Average Maturity^	25 days
Weighted Average Life^^	25 days
S&P rating** (a)	AAAm

(a)	Standard & Poor’s analysis focuses primarily on the creditworthiness of the fund’s investments and counterparties, its investments’ maturity structure and management’s ability and policies to maintain the fund’s stable net asset value. Principal stability fund ratings are assigned to funds that seek to maintain a stable or an accumulating net asset value.

MATURITY SCHEDULE***^
1 day	13.3%
2–7 days	69.9
8–30 days	1.1
31–60 days	0.6
61–90 days	3.2
91–180 days	8.0
181+ days	3.9

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Agency Shares	0.01%
Direct Shares	0.01
Eagle Class Shares	0.01
Institutional Class Shares	0.01
Morgan Shares	0.01
Premier Shares	0.01
Reserve Shares	0.01

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	This rating is historical and is based upon the Fund’s credit quality, market price exposure and management.
***	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.15)%, (0.15)%, (0.55)%, (0.04)%, (0.45)%, (0.30)% and (0.55)% for Agency Shares, Direct Shares, Eagle Class Shares, Institutional Class Shares, Morgan Shares, Premier Shares and Reserve Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Tax Free Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

8	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Municipal Money Market Fund

FUND FACTS

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

Objective	Seeks as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal*
Primary Investments	High quality short-term municipal securities, the interest on which is excluded from federal income taxes
Suggested investment time frame	Short-term
Share classes offered	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service Shares
Net Assets as of 2/28/2013	$2.8 Billion
Weighted Average Maturity^	30 days
Weighted Average Life^^	30 days

MATURITY SCHEDULE**^
1 day	7.5%
2–7 days	72.6
8–30 days	1.7
31–60 days	2.2
61–90 days	3.5
91–180 days	7.0
181+ days	5.5

7-DAY SEC YIELD AS OF 2/28/2013 (1)
Agency Shares	0.00%
E*Trade Shares	0.01
Institutional Class Shares	0.04
Morgan Shares	0.00
Premier Shares	0.00
Reserve Shares	0.00
Service Shares	0.00

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors).

An investment in a money market fund is not insured by the FDIC or any other government agency. Although money market funds strive to preserve the value of the investment at $1.00 per share, it is possible to lose money by investing in a money market fund.

^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made and may utilize the interest rate reset date for variable or floating rate securities.
^^	The calculation takes into account the period remaining until the date on which, in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.
*	A portion of the Fund’s income distributions may be subject to the Alternative Minimum Tax (AMT), and some investors may be subject to certain state and local taxes.
**	Percentages indicated are based upon total investments as of February 28, 2013.
(1)	The yields for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares reflect the reimbursements and/or waivers of certain expenses. Without these reimbursements and/or waivers, the yields would have been (0.06)%, (0.82)%, (0.02)%, (0.37)%, (0.22)%, (0.47)% and (0.82)% for Agency Shares, E*Trade Shares, Institutional Class Shares, Morgan Shares, Premier Shares, Reserve Shares and Service Shares, respectively.

An unaudited, uncertified list of prior-day portfolio holdings of the JPMorgan Municipal Money Market Fund is available upon request. Please contact your J.P. Morgan representative to obtain further information regarding this facility and information on holdings.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	9

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 42.8%
	ABN Amro Bank N.V.,
537,000	0.310%, 04/04/13	536,843
110,000	0.320%, 04/10/13	109,961
526,000	0.320%, 06/19/13	526,003
454,000	0.330%, 03/22/13	454,001
	Banco Del Estado De Chile,
50,000	0.230%, 05/30/13	50,000
150,000	0.240%, 05/08/13	149,999
123,000	0.290%, 03/06/13	123,000
	Bank of Montreal,
250,000	0.200%, 05/07/13	250,000
290,000	0.200%, 05/14/13	290,000
200,000	0.200%, 05/16/13	200,000
362,000	0.200%, 05/29/13	362,000
262,000	0.220%, 04/08/13	262,000
140,000	0.220%, 04/16/13	140,000
	Bank of Nova Scotia,
199,000	0.240%, 04/11/13	199,000
450,000	0.252%, 03/20/13	450,000
284,300	0.269%, 03/08/13	284,300
822,000	0.299%, 03/12/13	822,000
520,000	0.300%, 03/04/13	520,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
170,000	0.280%, 08/02/13	170,000
245,000	0.285%, 08/14/13	244,678
408,000	0.285%, 08/06/13	408,000
286,000	0.300%, 07/30/13	285,641
90,000	0.350%, 05/01/13	90,000
315,000	0.410%, 03/21/13	315,000
106,000	0.410%, 03/27/13	106,000
263,000	0.420%, 03/20/13	263,000
50,000	0.470%, 03/08/13	50,000
344,000	0.490%, 03/04/13	344,000
	Barclays Bank plc,
1,285,000	0.250%, 04/12/13	1,285,000
175,000	0.250%, 05/13/13	175,000
	BNP Paribas,
80,000	0.270%, 05/06/13	80,000
871,000	0.280%, 05/06/13	870,553
978,000	0.305%, 05/01/13	978,000
306,000	0.360%, 06/03/13	306,000
737,000	Banque Federative du Credit Mutuel, 0.275%, 03/11/13	737,001
250,000	Commonwealth Bank of Australia, 0.240%, 03/13/13	250,000
1,037,000	Credit Agricole Corporate and Investment Bank, 0.270%, 05/02/13	1,037,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

593,000	Credit Industriel et Commercial, 0.220%, 03/27/13	593,000
	Credit Suisse,
478,000	0.250%, 04/02/13	478,000
355,000	0.263%, 03/07/13	355,000
812,000	0.282%, 03/26/13	812,000
	Deutsche Bank AG,
830,000	0.262%, 04/19/13	830,000
170,000	0.290%, 04/10/13	170,006
303,000	0.300%, 05/30/13	303,000
836,000	0.858%, 03/15/13	836,000
	DNB Bank ASA,
622,000	0.220%, 05/24/13	622,000
504,000	0.225%, 06/03/13	504,006
516,000	0.230%, 05/28/13	515,710
560,000	0.250%, 03/01/13	560,000
	DZ Bank AG,
320,000	0.250%, 05/30/13	319,800
265,000	0.250%, 06/03/13	264,827
104,000	0.270%, 03/19/13	103,986
436,000	0.270%, 03/21/13	435,935
	HSBC Bank plc,
247,000	0.300%, 03/07/13	247,000
253,000	0.300%, 04/12/13	253,000
266,000	0.325%, 10/31/13	266,009
152,000	0.350%, 10/18/13	152,000
300,000	Landesbank Hessen-Thueringen Girozentrale, 0.180%, 03/05/13	300,000
	Mitsubishi UFJ Trust & Banking Corp.,
31,000	0.280%, 09/03/13	31,000
200,000	0.290%, 08/22/13	199,720
271,000	0.350%, 05/16/13	271,000
145,000	0.350%, 05/20/13	145,000
243,000	0.405%, 04/12/13	242,886
100,000	0.410%, 04/04/13	100,000
161,000	0.425%, 04/02/13	161,000
	Mizuho Corporate Bank Ltd.,
100,000	0.240%, 04/30/13	100,000
608,000	0.240%, 05/17/13	608,000
101,000	0.250%, 04/17/13	101,000
267,000	0.260%, 04/09/13	267,000
266,000	0.260%, 04/15/13	266,000
70,000	0.270%, 04/18/13	69,975
462,000	0.270%, 04/04/13	462,000
170,000	0.270%, 04/08/13	170,000

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
	National Australia Bank Ltd.,
566,000	0.249%, 03/09/13	566,000
991,700	0.251%, 03/19/13	991,700
870,000	Natixis, 0.350%, 04/03/13	870,000
	Nederlandse Waterschapsbank N.V.,
300,000	0.295%, 03/11/13	299,976
280,000	0.310%, 03/22/13	279,949
	Nordea Bank Finland plc,
133,000	0.230%, 05/28/13	133,000
200,000	0.290%, 06/25/13	200,000
150,000	0.290%, 11/25/13	149,994
393,000	0.300%, 05/15/13	393,000
480,000	0.300%, 06/21/13	480,000
	Norinchukin Bank Ltd.,
158,000	0.250%, 05/16/13	158,000
520,000	0.250%, 05/20/13	520,000
307,000	0.260%, 05/06/13	307,000
200,000	0.260%, 05/07/13	200,000
397,000	0.260%, 05/10/13	397,000
270,000	0.260%, 05/13/13	270,000
267,000	0.270%, 04/10/13	267,000
110,000	0.270%, 04/11/13	110,000
94,000	0.270%, 04/19/13	94,000
280,000	0.270%, 04/22/13	280,000
128,000	0.270%, 04/25/13	128,000
160,000	0.278%, 04/15/13	159,945
122,000	0.280%, 04/09/13	122,000
79,000	Oversea-Chinese Banking Corp., Ltd., 0.245%, 04/08/13	78,980
	Rabobank Nederland N.V.,
127,000	0.270%, 05/07/13	126,936
50,000	0.280%, 05/08/13	49,974
943,000	0.290%, 07/08/13	943,000
30,000	0.310%, 06/13/13	29,973
521,000	0.322%, 04/22/13	521,000
577,000	0.323%, 04/17/13	577,000
85,000	0.330%, 04/16/13	85,005
470,000	0.410%, 03/20/13	470,000
	Shizuoka Bank Ltd. (The),
47,300	0.230%, 04/08/13	47,300
18,750	0.260%, 05/28/13	18,750
73,000	0.270%, 04/23/13	73,000
100,000	0.270%, 04/26/13	100,000
58,000	0.290%, 04/10/13	58,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

470,000	Skandinaviska Enskilda Banken AB, 0.220%, 05/10/13	470,000
	Societe Generale,
166,000	0.300%, 03/15/13	166,000
138,000	0.300%, 04/01/13	138,000
880,000	0.300%, 04/02/13	880,000
	Sumitomo Mitsui Banking Corp.,
397,000	0.230%, 04/22/13	397,000
165,000	0.270%, 07/29/13	165,000
120,000	0.270%, 08/02/13	120,000
485,000	0.270%, 08/06/13	485,000
248,000	0.270%, 08/12/13	248,000
227,000	0.270%, 08/19/13	227,000
104,000	0.270%, 09/03/13	104,000
249,000	0.310%, 07/12/13	249,000
222,000	0.340%, 05/21/13	222,000
53,000	0.360%, 04/10/13	53,000
200,000	0.370%, 04/09/13	200,000
44,000	0.370%, 04/12/13	44,000
274,000	0.385%, 04/05/13	274,000
110,000	0.405%, 03/25/13	110,000
118,000	0.450%, 03/05/13	118,000
	Sumitomo Trust & Banking Co., Ltd.,
103,000	0.240%, 05/31/13	102,938
254,000	0.240%, 05/31/13	254,000
200,000	0.250%, 04/17/13	199,935
150,000	0.250%, 05/17/13	149,920
100,000	0.250%, 05/22/13	99,943
300,000	0.260%, 04/12/13	300,000
43,000	0.270%, 03/15/13	42,995
10,500	0.280%, 04/08/13	10,500
105,000	0.290%, 05/07/13	104,943
	Svenska Handelsbanken AB,
197,000	0.220%, 04/10/13	197,000
35,000	0.240%, 03/28/13	35,000
500,000	0.245%, 03/28/13	500,002
342,000	0.250%, 03/15/13	342,001
263,000	0.260%, 06/28/13	263,004
406,000	0.300%, 03/27/13	406,000
	Swedbank AB,
200,000	0.180%, 04/01/13	200,000
250,000	0.200%, 03/01/13	250,000
534,000	0.210%, 03/01/13	534,000
	Toronto Dominion Bank (The),
261,000	0.200%, 04/26/13	261,000
223,000	0.240%, 03/19/13	223,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	11

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
500,000	0.240%, 03/21/13	500,000
424,000	UBS AG, 0.220%, 05/17/13	424,000
	Westpac Banking Corp.,
123,000	0.250%, 03/28/13	123,000
250,000	0.252%, 03/21/13	250,000

	Total Certificates of Deposit (Cost $46,838,503)	46,838,503

Commercial Paper — 24.9% (n)
104,750	Alpine Securitization Corp., 0.160%, 03/01/13 (m)	104,750
	Antalis U.S. Funding Corp.,
90,000	0.210%, 03/04/13 (e) (m)	89,999
106,500	0.261%, 03/28/13 (e) (m)	106,479
100,000	ANZ National International Ltd., 0.245%, 03/07/13 (m)	99,996
	Atlantic Asset Securitization LLC,
23,000	0.210%, 03/04/13 (e) (m)	23,000
50,000	0.260%, 04/16/13 (e) (m)	49,983
	Atlantis One Funding Corp.,
483,000	0.227%, 03/18/13 (e) (m)	482,948
155,000	0.391%, 04/09/13 (e)	154,935
61,780	0.411%, 04/01/13 (e)	61,758
282,000	0.411%, 04/03/13 (e)	281,894
100,559	Bank of Nova Scotia, 0.080%, 03/01/13	100,559
97,500	Bank of Tokyo-Mitsubishi UFJ Ltd., 0.270%, 07/23/13	97,395
75,000	Barclays U.S. Funding Corp., 0.250%, 04/12/13	74,978
45,000	Barton Capital LLC, 0.249%, 03/28/13	44,992
236,000	BNP Paribas Finance, Inc., 0.278%, 05/02/13	235,887
	BNZ International Funding Ltd.,
126,000	0.230%, 03/05/13 (e)	125,997
85,000	0.230%, 03/19/13 (e)	84,990
	BPCE S.A.,
25,000	0.275%, 03/18/13 (e)	24,997
234,000	0.275%, 03/21/13 (e)	233,964
14,000	Caisse Centrale Desjardins du Quebec, 0.225%, 04/11/13	13,996
	Caisse des Depots et Consignations,
271,000	0.275%, 04/19/13 (e)	270,898
265,000	0.275%, 04/22/13 (e)	264,895
180,000	0.280%, 05/02/13 (e)	179,913
250,000	0.285%, 08/28/13 (e)	249,644
	Cancara Asset Securitisation LLC,
151,000	0.190%, 03/13/13 (e)	150,990

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

190,000	0.190%, 03/18/13 (e)	189,983
163,000	0.190%, 03/19/13 (e)	162,985
	Commonwealth Bank of Australia,
77,500	0.200%, 04/08/13 (e)	77,484
419,000	0.210%, 03/15/13 (e)	418,966
125,000	0.210%, 04/15/13 (e)	124,967
250,000	0.249%, 03/05/13 (e)	250,000
150,000	0.249%, 03/07/13 (e)	150,000
202,900	0.249%, 03/07/13 (e)	202,900
289,500	0.250%, 03/03/13 (e)	289,500
183,300	0.253%, 03/10/13 (e)	183,300
125,000	0.254%, 03/29/13 (e)	125,000
379,600	Credit Agricole North America Inc, 0.270%, 05/02/13	379,423
	DBS Bank Ltd.,
67,400	0.200%, 04/10/13 (e)	67,385
293,800	0.200%, 04/17/13 (e)	293,723
60,000	0.210%, 05/17/13 (e)	59,973
304,000	Deutsche Bank Financial LLC, 0.250%, 04/11/13	303,913
	DNB Bank ASA,
50,000	0.210%, 04/12/13 (e)	49,988
257,000	0.220%, 05/16/13 (e)	256,880
318,000	0.230%, 06/06/13 (e)	317,803
	Electricite de France S.A.,
25,090	0.280%, 04/18/13 (e)	25,081
33,300	0.280%, 04/22/13 (e)	33,286
	Erste Abwicklungsanstalt,
100,000	0.451%, 04/01/13 (e)	99,961
50,000	0.461%, 03/26/13 (e)	49,984
99,400	0.461%, 03/22/13 (e)	99,373
38,000	0.481%, 05/02/13 (e)	37,969
100,000	0.481%, 05/06/13 (e)	99,912
205,000	0.502%, 06/07/13 (e)	204,721
100,000	0.502%, 06/10/13 (e)	99,860
65,000	0.507%, 06/04/13 (e)	64,913
257,413	Gemini Securitization Corp., 0.170%, 03/01/13	257,413
	General Electric Capital Corp.,
234,500	0.250%, 08/06/13	234,243
265,000	0.250%, 08/12/13	264,698
141,000	0.290%, 03/11/13	140,989
250,000	0.290%, 03/12/13	249,978
115,000	0.290%, 03/18/13	114,984
	General Electric Co.,
135,100	0.150%, 03/01/13	135,100

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
383,100	0.160%, 03/20/13	383,068
500,000	0.170%, 03/05/13	499,990
	HSBC Bank plc,
166,750	0.300%, 04/01/13 (e)	166,707
262,000	0.450%, 05/08/13 (e)	262,000
260,000	0.472%, 05/04/13 (e)	260,000
	ING U.S. Funding LLC,
137,000	0.230%, 03/18/13	136,985
100,000	0.235%, 04/08/13	99,975
140,000	0.235%, 04/12/13	139,962
159,000	0.235%, 04/16/13	158,952
19,000	0.280%, 06/12/13	18,985
161,900	0.280%, 06/14/13	161,768
	Kells Funding LLC,
50,000	0.260%, 08/06/13	49,943
165,000	0.280%, 07/22/13	164,817
40,000	0.290%, 03/06/13	39,998
120,000	0.300%, 07/08/13	119,871
304,000	0.300%, 07/09/13	303,671
78,000	0.300%, 07/18/13	77,910
156,000	0.350%, 03/03/13 (e)	156,000
285,000	0.507%, 06/21/13	284,552
366,000	0.507%, 06/25/13	365,404
	KFW,
100,000	0.210%, 03/11/13 (e)	99,994
170,000	0.210%, 03/14/13 (e)	169,987
290,000	0.215%, 03/22/13 (e)	289,964
75,000	Liberty Street Funding LLC, 0.230%, 03/04/13	74,999
	Macquarie Bank Ltd.,
40,000	0.250%, 05/13/13 (e)	39,980
75,000	0.250%, 05/22/13 (e)	74,957
90,000	0.265%, 05/07/13 (e)	89,956
	Market Street Funding LLC,
42,807	0.110%, 03/01/13 (e)	42,807
90,130	0.210%, 05/01/13 (e)	90,098
100,000	0.210%, 05/02/13 (e)	99,964
50,000	Matchpoint Master Trust, 0.350%, 03/18/13	49,992
	MetLife Short Term Funding LLC,
23,500	0.290%, 05/07/13 (e)	23,487
53,000	0.290%, 05/13/13 (e)	52,969
69,000	0.290%, 05/28/13 (e)	68,951
100,000	0.331%, 04/15/13 (e)	99,959
62,849	0.341%, 04/09/13 (e)	62,826
86,800	0.341%, 04/10/13 (e)	86,767

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

96,000	Mitsubishi UFJ Trust & Banking Corp., 0.421%, 03/27/13	95,971
150,000	Mizuho Funding LLC, 0.270%, 04/04/13	149,962
73,721	Mont Blanc Capital Corp., 0.255%, 04/09/13	73,701
	Natixis U.S. Finance Co. LLC,
183,000	0.280%, 03/18/13	182,976
307,000	0.350%, 04/03/13	306,901
	Nordea North America, Inc.,
190,000	0.250%, 04/01/13	189,959
15,000	0.250%, 04/04/13	14,996
75,300	0.265%, 07/19/13	75,222
123,000	0.270%, 07/17/13	122,873
55,600	0.270%, 07/18/13	55,542
197,000	0.305%, 06/03/13	196,843
200,000	0.305%, 06/06/13	199,836
150,000	0.310%, 03/26/13	149,968
118,000	Northern Pines Funding LLC, 0.300%, 04/04/13	117,967
	NRW Bank,
1,130,100	0.175%, 03/04/13 (e)	1,130,083
200,000	0.215%, 03/08/13 (e)	199,992
	Oversea-Chinese Banking Corp., Ltd.,
42,000	0.185%, 05/10/13	41,985
137,000	0.220%, 06/26/13	136,902
50,000	0.220%, 06/27/13	49,964
	Private Export Funding Corp.,
55,000	0.270%, 04/15/13 (e)	54,981
50,000	0.280%, 03/05/13 (e)	49,999
20,000	0.341%, 06/03/13 (e)	19,982
	Rabobank Nederland N.V.,
118,000	0.290%, 07/08/13	117,877
383,000	0.311%, 11/01/13	382,192
	Regency Markets No. 1 LLC,
500,000	0.180%, 03/15/13 (e)	499,965
46,426	0.180%, 03/27/13 (e)	46,420
108,800	Royal Park Investments Funding Corp., 0.431%, 03/14/13	108,783
75,000	Scaldis Capital LLC, 0.200%, 03/13/13	74,995
	Skandinaviska Enskilda Banken AB,
45,000	0.210%, 03/15/13 (e)	44,996
250,000	0.215%, 05/09/13 (e)	249,897
278,000	0.220%, 05/08/13 (e)	277,885
380,000	0.220%, 05/14/13 (e)	379,828
99,000	0.220%, 05/16/13 (e)	98,954

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	13

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Societe Generale North America, Inc.,
220,000	0.300%, 04/02/13	219,942
151,000	0.300%, 03/04/13	150,996
	Starbird Funding Corp.,
50,000	0.190%, 03/01/13 (e)	50,000
75,000	0.230%, 03/28/13 (e)	74,987
	Sumitomo Mitsui Banking Corp.,
202,090	0.265%, 08/05/13 (e)	201,856
248,000	0.270%, 08/01/13 (e)	247,715
500,000	0.270%, 08/02/13 (e)	499,423
235,400	0.270%, 08/26/13 (e)	235,086
131,400	0.270%, 07/23/13 (e)	131,258
390,000	0.431%, 03/06/13 (e)	389,977
120,000	Suncorp Group Ltd., 0.360%, 03/11/13	119,988
	Svenska Handelsbanken, Inc.,
113,985	0.240%, 03/06/13 (e)	113,981
551,000	0.290%, 04/04/13 (e)	550,849
27,000	0.300%, 04/02/13 (e)	26,993
	Swedbank AB,
50,000	0.190%, 03/26/13	49,993
12,000	0.210%, 03/18/13	11,999
200,000	0.210%, 05/14/13	199,914
50,000	Toyota Credit Canada, Inc., 0.220%, 05/08/13	49,979
43,000	Toyota Financial Services de Puerto Rico, Inc., 0.240%, 08/26/13	42,949
	Toyota Motor Credit Corp.,
50,000	0.200%, 05/07/13	49,982
145,000	0.270%, 04/01/13	144,966
100,000	0.270%, 04/22/13	99,961
150,000	0.270%, 04/25/13	149,938
179,300	0.271%, 04/24/13	179,227
	UBS Finance Delaware LLC,
626,000	0.220%, 05/03/13	625,759
178,000	0.220%, 05/17/13	177,916
	Versailles Commercial Paper LLC,
125,000	0.270%, 04/08/13 (e)	124,964
45,000	0.300%, 03/18/13 (e)	44,994
50,000	0.300%, 03/25/13 (e)	49,990
49,300	0.330%, 03/11/13 (e)	49,295
	Westpac Banking Corp.,
171,000	0.249%, 03/07/13 (e)	171,000
360,500	0.250%, 03/27/13 (e)	360,500
250,000	0.253%, 03/24/13 (e)	250,000
250,000	0.254%, 03/27/13 (e)	250,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

125,000	Westpac Securities NZ Ltd, 0.245%, 05/07/13	124,943
	Working Capital Management Co.,
50,000	0.240%, 04/17/13 (e)	49,984
44,920	0.240%, 04/18/13 (e)	44,906

	Total Commercial Paper (Cost $27,309,297)	27,309,297

Corporate Notes — 1.2%
	Financials — 1.2%
	Commercial Banks — 0.4%
434,000	Svenska Handelsbanken AB, 1.000%, 08/27/13 (e)	434,000
31,569	Wachovia Corp., 5.500%, 05/01/13	31,844

		465,844

	Insurance — 0.8%
	Metropolitan Life Global Funding I
337,000	0.475%, 05/11/13 (e)	337,000
525,650	0.511%, 03/13/13 (e)	525,650

		862,650

	Total Corporate Notes (Cost $1,328,494)	1,328,494

Foreign Government Securities — 0.3%
	Export Development Canada
53,000	0.180%, 03/01/13 (e)	52,979
55,800	0.190%, 03/01/13 (e)	55,790
55,000	0.300%, 03/01/13 (e)	55,000
157,000	0.300%, 03/07/13 (e)	157,000

	Total Foreign Government Securities (Cost $320,769)	320,769

Repurchase Agreements — 5.9%
400,000	BNP Paribas Securities Corp., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $400,002, collateralized by U.S. Treasury Securities, 1.875% - 4.250%, due 02/28/14 - 08/15/20, with a value of $408,000.	400,000
110,000	BNP Paribas Securities Corp., 0.310%, dated 02/28/13, due 03/12/13, repurchase price $110,011, collateralized by Corporate Notes and Bonds, 4.100% - 8.750%, due 09/22/14 - 02/04/25, with a value of $115,693. (i)	110,000
520,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/17/13, repurchase price $520,789, collateralized by Corporate Notes and Bonds, 0.000% - 19.928%, due 07/25/20 - 06/25/58, with a value of $546,000. (i)	520,000

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
475,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/21/13, repurchase price $475,757, collateralized by Corporate Notes and Bonds, 0.000% - 8.216%, due 10/20/18 - 06/25/58, with a value of $498,750. (i)	475,000
225,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/10/13, repurchase price $225,311, collateralized by Corporate Notes and Bonds, 0.000% - 6.216%, due 07/27/35 - 06/25/58, with a value of $236,250. (i)	225,000
250,000	Credit Suisse First Boston USA, Inc., 0.730%, dated 02/28/13, due 03/15/13, repurchase price $250,076, collateralized by Corporate Notes and Bonds, 0.000% - 8.216%, due 01/25/24 - 06/25/58, and Federal National Mortgage Association, 6.940%, due 04/25/39 with a value of $262,500. (i)	250,000
200,000	Credit Suisse First Boston USA, Inc., 0.730%, dated 02/28/13, due 03/19/13, repurchase price $200,077, collateralized by Corporate Notes and Bonds, 0.000% - 6.250%, due 01/22/22 - 07/25/57, with a value of $210,000. (i)	200,000
200,000	Credit Suisse First Boston USA, Inc., 0.730%, dated 02/28/13, due 03/28/13, repurchase price $200,114, collateralized by Corporate Notes and Bonds, 0.000% - 8.290%, due 05/15/24 - 06/25/58, with a value of $210,000. (i)	200,000
193,591	Deutsche Bank Securities, Inc., 0.180%, dated 02/28/13, due 03/01/13, repurchase price $193,592, collateralized by U.S. Treasury Securities, 0.750%, due 12/31/17, with a value of $197,463.	193,591
9,780	Deutsche Bank Securities, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $9,780, collateralized by Federal National Mortgage Association, 5.946% - 23.827%, due 11/25/35 - 12/25/42, with a value of $10,073.	9,780
158,613	Deutsche Bank Securities, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $158,614, collateralized by Federal Home Loan Mortgage Corporation, 0.000% - 6.000%, due 12/01/33 - 10/15/36, and Federal National Mortgage Association, 0.000% - 31.605%, due 03/25/18 - 01/25/49, with a value of $163,371.	158,613

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

483,000	Deutsche Bank Securities, Inc., 0.560%, dated 02/28/13, due 04/12/13, repurchase price $483,323, collateralized by Corporate Notes and Bonds, 0.000% - 38.990%, due 09/01/13 - 12/29/99, Federal Home Loan Mortgage Corporation, 0.327% - 3.320%, due 07/25/20 - 11/25/39, Federal National Mortgage Association, 0.000% - 7.152%, due 06/25/34 - 08/25/44, and Municipal Debt Securities, 0.000% - 5.850%, due 08/01/14 - 12/01/47, with a value of $507,119. (i)	483,000
460,000	Deutsche Bank Securities, Inc., 0.560%, dated 02/28/13, due 05/10/13, repurchase price $460,508, collateralized by Corporate Notes and Bonds, 0.000% - 10.500%, due 09/15/13 - 06/29/99, Federal Home Loan Mortgage Corporation, 2.575%, due 08/25/20, and Municipal Debt Securities, 0.000% - 8.200%, due 06/15/13 - 09/01/40, with a value of $482,945. (i)	460,000
400,000	HSBC Securities USA, Inc., 0.280%, dated 02/28/13, due 03/01/13, repurchase price $400,003, collateralized by Corporate Notes and Bonds, 0.270% - 11.250%, due 03/07/13 - 10/01/40, and Municipal Debt Securities, 1.250% - 5.250%, due 12/01/13 - 05/15/25, with a value of $420,003.	400,000
150,000	Merrill Lynch PFS, Inc., 0.660%, dated 02/28/13, due 03/01/13, repurchase price $150,003, collateralized by Corporate Notes and Bonds, 0.000%, due 01/08/41, with a value of $157,500.	150,000
100,000	Merrill Lynch PFS, Inc., 0.810%, dated 02/28/13, due 04/04/13, repurchase price $100,079, collateralized by Corporate Notes and Bonds, 0.000% - 6.900%, due 05/15/15 - 05/28/47, and Federal Home Loan Mortgage Corporation, 0.785%, due 09/25/22, with a value of $105,000. (i)	100,000
65,014	RBS Securities, Inc., 0.170%, dated 02/28/13, due 03/01/13, repurchase price $65,014, collateralized by U.S. Treasury Securities, 1.625%, due 08/15/22, with a value of $66,318.	65,014

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	15

JPMorgan Prime Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
474,600	RBS Securities, Inc., 0.460%, dated 02/28/13, due 03/01/13, repurchase price $474,606, collateralized by Corporate Notes and Bonds, 0.000% - 12.750%, due 03/01/13 - 12/15/42, and Government National Mortgage Association, 2.500% - 3.500%, due 01/20/28 - 09/20/42 with a value of $489,346.	474,600
650,000	Royal Bank of Scotland, 0.170%, dated 02/28/13, due 03/01/13, repurchase price $650,003, collateralized by U.S. Treasury Securities, 0.750% - 3.875%, due 01/15/25 - 02/15/42, with a value of $663,006.	650,000
470,000	Royal Bank of Scotland, 1.010%, dated 02/28/13, due 04/03/13, repurchase price $470,448, collateralized by Corporate Notes and Bonds, 0.000% - 14.000%, due 10/11/14 - 04/27/52, with a value of $507,125. (i)	470,000
450,000	Royal Bank of Scotland, 1.010%, dated 02/28/13, due 04/03/13, repurchase price $450,429, collateralized by Corporate Notes and Bonds, 0.000% - 8.150%, due 08/01/14 - 04/25/57, with a value of $481,500. (i)	450,000

	Total Repurchase Agreements (Cost $6,444,598)	6,444,598

Time Deposits — 12.6%
1,132,702	Bank of Nova Scotia, 0.170%, 03/01/13	1,132,702
328,337	Bank of Scotland plc, 0.160%, 03/01/13	328,337
	Citibank N.A.,
1,044,000	0.180%, 03/06/13	1,044,000
	Commerzbank AG,
500,000	0.190%, 03/01/13	500,000
857,575	0.200%, 03/06/13	857,575
600,000	Credit Agricole Corporate and Investment Bank, 0.180%, 03/01/13	600,000
1,000,000	DNB Bank ASA, 0.160%, 03/01/13	1,000,000
499,575	DZ BANK AG, 0.170%, 03/01/13	499,575
485,000	ING Bank N.V., 0.170%, 03/06/13	485,000
	Landesbank Hessen-Thueringen Girozentrale,
900,000	0.180%, 03/01/13	900,000
	Lloyds TSB Bank plc,
1,955,000	0.170%, 03/01/13	1,955,000
1,020,000	0.170%, 03/07/13	1,020,000
	Skandinaviska Enskilda Banken AB,
1,500,000	0.160%, 03/01/13	1,500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Societe Generale,
2,000,000	0.170%, 03/01/13	2,000,000

	Total Time Deposits (Cost $13,822,189)	13,822,189

U.S. Government Agency Securities — 3.7%
	Federal Home Loan Bank,
267,700	0.200%, 03/05/13	267,699
340,000	0.210%, 03/01/13	340,000
131,800	0.230%, 04/17/13	131,797
50,000	0.240%, 04/23/13	49,999
65,585	DN, 0.010%, 03/01/13	65,585
282,500	VAR, 0.245%, 05/04/13	282,452
450,000	VAR, 0.370%, 03/01/13	450,000
	Federal Home Loan Mortgage Corp.,
100,000	VAR, 0.142%, 03/13/13	99,968
1,895,000	VAR, 0.350%, 03/01/13	1,894,742
	Federal National Mortgage Association,
27,866	1.250%, 08/20/13	28,003
185,000	VAR, 0.164%, 03/03/13	184,955
303,400	VAR, 0.179%, 03/11/13	303,306

	Total U.S. Government Agency Securities (Cost $4,098,506)	4,098,506

U.S. Treasury Obligations — 9.6%
	U.S. Treasury Notes — 9.6%
	U.S. Treasury Notes
1,142,470	0.125%, 09/30/13	1,141,979
665,000	0.250%, 11/30/13	665,171
500,000	0.500%, 11/15/13	501,004
288,200	0.625%, 04/30/13	288,398
214,730	0.750%, 03/31/13	214,826
150,000	0.750%, 09/15/13	150,451
393,000	1.000%, 07/15/13	394,173
300,000	1.000%, 01/15/14	302,122
121,900	1.125%, 06/15/13	122,216
225,000	1.250%, 03/15/14	227,467
310,610	1.375%, 03/15/13	310,750
966,100	1.375%, 05/15/13	968,422
1,050,400	1.750%, 04/15/13	1,052,392
556,000	1.875%, 02/28/14	565,328
833,700	2.000%, 11/30/13	844,898
201,000	2.750%, 10/31/13	204,404
579,750	3.125%, 04/30/13	582,532
781,000	3.125%, 08/31/13	792,443
162,000	3.125%, 09/30/13	164,753
298,000	3.375%, 06/30/13	301,074

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
	U.S. Treasury Notes — Continued
319,000	3.500%, 05/31/13	321,607
370,000	3.625%, 05/15/13	372,594

	Total U.S. Treasury Obligations (Cost $10,489,004)	10,489,004

	Total Investments — 101.0% (Cost $110,651,360)*	110,651,360
	Liabilities in Excess of Other Assets — (1.0)%	(1,076,495)

	NET ASSETS — 100.0%	$109,574,865

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	17

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Certificates of Deposit — 41.3%
	ABN Amro Bank N.V.,
60,000	0.310%, 04/04/13	59,983
20,000	0.320%, 04/10/13	19,993
53,000	0.320%, 06/19/13	53,000
50,000	0.330%, 03/22/13	50,000
12,000	Banco Del Estado De Chile, 0.290%, 03/06/13	12,000
	Bank of Montreal,
114,400	0.180%, 04/01/13	114,400
38,000	0.200%, 05/29/13	38,000
27,000	0.220%, 04/08/13	27,000
	Bank of Nova Scotia,
19,000	0.240%, 04/11/13	19,000
50,000	0.252%, 03/20/13	50,000
30,000	0.269%, 03/08/13	30,000
55,000	0.299%, 03/12/13	55,000
53,000	0.300%, 03/04/13	53,000
	Bank of Tokyo-Mitsubishi UFJ Ltd.,
80,000	0.280%, 08/02/13	80,000
30,000	0.285%, 08/14/13	29,961
44,000	0.285%, 08/06/13	44,000
34,000	0.300%, 07/30/13	33,957
9,000	0.350%, 05/01/13	9,000
35,000	0.410%, 03/21/13	35,000
11,000	0.410%, 03/27/13	11,000
27,000	0.420%, 03/20/13	27,000
8,000	0.470%, 03/08/13	8,000
35,000	0.490%, 03/04/13	35,000
133,000	Barclays Bank plc, 0.250%, 04/12/13	133,000
	BNP Paribas,
20,000	0.280%, 05/06/13	19,990
115,000	0.305%, 05/01/13	115,000
33,000	0.360%, 06/03/13	33,000
79,000	Banque Federative du Credit Mutuel, 0.280%, 03/11/13	79,000
10,000	Chiba Bank Ltd., 0.270%, 03/04/13	10,000
25,000	Commonwealth Bank of Australia, 0.240%, 03/13/13	25,000
	Credit Suisse,
51,000	0.250%, 04/02/13	51,000
36,000	0.263%, 03/07/13	36,000
85,000	0.282%, 03/26/13	85,000
	Deutsche Bank AG,
75,000	0.262%, 04/19/13	75,000
18,000	0.290%, 04/10/13	18,001
50,000	0.300%, 05/30/13	50,000
77,000	0.858%, 03/15/13	77,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	DNB Bank ASA,
65,000	0.220%, 05/24/13	65,000
55,000	0.225%, 06/03/13	55,001
55,000	0.230%, 05/28/13	54,969
52,000	0.250%, 03/01/13	52,000
	DZ Bank AG,
35,000	0.250%, 05/30/13	34,978
28,000	0.250%, 06/03/13	27,982
10,000	0.270%, 03/19/13	9,999
46,000	0.270%, 03/21/13	45,993
	HSBC Bank plc,
26,000	0.300%, 03/07/13	26,000
25,000	0.300%, 04/12/13	25,000
29,000	0.325%, 10/31/13	29,001
28,000	0.350%, 10/18/13	28,000
	Mitsubishi UFJ Trust & Banking Corp.,
10,000	0.280%, 09/03/13	10,000
22,000	0.290%, 08/22/13	22,000
20,000	0.350%, 05/20/13	20,000
24,000	0.405%, 04/12/13	23,989
15,000	0.410%, 03/21/13	15,000
21,000	0.410%, 04/04/13	21,000
16,000	0.425%, 04/02/13	16,000
	Mizuho Corporate Bank Ltd.,
65,000	0.240%, 05/17/13	65,000
28,000	0.260%, 04/09/13	28,000
29,000	0.260%, 04/15/13	29,000
54,000	0.270%, 04/04/13	54,000
18,000	0.270%, 04/08/13	18,000
11,000	0.280%, 05/21/13	10,993
	National Australia Bank Ltd.,
60,000	0.249%, 03/09/13	60,000
99,700	0.251%, 03/19/13	99,700
87,000	Natixis, 0.350%, 04/03/13	87,000
	Nederlandse Waterschapsbank N.V.,
50,000	0.295%, 03/11/13	49,996
28,000	0.310%, 03/22/13	27,995
	Nordea Bank Finland plc,
14,000	0.230%, 05/28/13	14,000
32,100	0.290%, 11/25/13	32,099
	Norinchukin Bank Ltd.,
16,000	0.250%, 05/16/13	16,000
53,000	0.250%, 05/20/13	53,000
36,000	0.260%, 05/10/13	36,000
10,000	0.260%, 05/13/13	10,000
29,000	0.270%, 04/10/13	29,000

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Certificates of Deposit — Continued
30,000	0.270%, 04/11/13	30,000
10,000	0.270%, 04/19/13	10,000
32,000	0.270%, 04/22/13	32,000
17,000	0.278%, 04/15/13	16,994
13,000	0.280%, 04/09/13	13,000
8,000	Oversea-Chinese Banking Corp., Ltd., 0.250%, 04/08/13	7,998
	Rabobank Nederland N.V.,
25,000	0.270%, 05/07/13	24,987
98,000	0.290%, 07/08/13	98,000
20,000	0.310%, 06/13/13	19,982
98,000	0.310%, 06/17/13	97,909
54,000	0.322%, 04/22/13	54,000
60,300	0.323%, 04/17/13	60,300
	Shizuoka Bank,
15,000	0.260%, 05/28/13	15,000
85,400	0.270%, 06/03/13	85,400
20,000	0.290%, 04/10/13	20,000
43,500	0.300%, 03/01/13	43,500
50,000	0.300%, 03/06/13	50,000
50,000	Skandinaviska Enskilda Banken AB, 0.220%, 05/10/13	50,000
	Societe Generale,
18,000	0.300%, 03/15/13	18,000
110,000	0.300%, 04/01/13	110,000
	Sumitomo Mitsui Banking Corp.,
75,000	0.175%, 03/01/13	75,000
18,000	0.270%, 07/29/13	18,000
55,000	0.270%, 08/06/13	55,000
30,000	0.270%, 08/12/13	30,000
24,000	0.270%, 08/19/13	24,000
11,000	0.270%, 09/03/13	11,000
100,000	0.310%, 07/12/13	100,000
22,000	0.340%, 05/21/13	22,000
25,000	0.370%, 04/12/13	25,000
27,000	0.385%, 04/05/13	27,000
12,000	0.405%, 03/25/13	12,000
12,000	0.450%, 03/05/13	12,000
	Sumitomo Mitsui Trust Bank Ltd.,
27,000	0.240%, 05/31/13	27,000
15,000	0.250%, 05/22/13	14,991
49,000	0.260%, 04/12/13	49,000
11,000	0.290%, 05/07/13	10,994
	Sumitomo Trust & Banking Co., Ltd. (The),
11,000	0.240%, 05/31/13	10,993
10,000	0.270%, 03/15/13	9,999

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,000	0.280%, 04/08/13	11,000
	Svenska Handelsbanken AB,
35,000	0.220%, 04/10/13	35,000
51,000	0.240%, 03/28/13	51,000
50,000	0.250%, 03/15/13	50,000
30,000	0.260%, 06/28/13	30,000
41,000	0.300%, 03/27/13	41,000
	Swedbank AB,
75,000	0.200%, 03/04/13	75,000
59,000	0.210%, 03/01/13	59,000
	Toronto Dominion Bank (The),
28,000	0.200%, 04/26/13	28,000
70,000	0.240%, 03/19/13	70,000
15,000	Westpac Banking Corp., 0.250%, 03/28/13	15,000

	Total Certificates of Deposit (Cost $4,859,027)	4,859,027

Commercial Paper — 27.7% (n)
40,000	ABN Amro Funding USA LLC, 0.300%, 06/12/13 (m)	39,966
58,000	Antalis U.S. Funding Corp., 0.300%, 05/02/13 (m)	57,970
25,019	Aspen Funding Corp., 0.260%, 05/13/13	25,006
	Atlantis One Funding Corp.,
33,000	0.230%, 03/18/13 (e)	32,997
16,000	0.391%, 04/09/13 (e)	15,993
18,000	0.401%, 04/04/13 (e)	17,993
34,000	0.411%, 04/03/13 (e)	33,987
	Barclays Bank plc,
25,000	0.340%, 06/17/13 (e)	24,975
15,000	0.340%, 06/20/13 (e)	14,984
25,000	BNP Paribas Finance, Inc., 0.280%, 05/02/13	24,988
20,000	BNZ International Funding Ltd., 0.230%, 03/19/13	19,998
27,000	BPCE S.A., 0.280%, 03/18/13	26,996
10,000	Caisse Centrale Desjardins du Quebec, 0.230%, 04/11/13	9,997
	Caisse des Depots et Consignations,
29,000	0.275%, 04/19/13 (e)	28,989
29,000	0.275%, 04/22/13 (e)	28,988
27,000	0.280%, 05/02/13 (e)	26,987
50,000	0.285%, 08/28/13 (e)	49,929
	Commonwealth Bank of Australia,
24,000	0.249%, 03/05/13 (e)	24,000
15,000	0.249%, 03/07/13 (e)	15,000
21,800	0.249%, 03/07/13 (e)	21,800
28,200	0.250%, 03/03/13 (e)	28,200

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	19

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
20,100	0.253%, 03/10/13 (e)	20,100
13,000	0.254%, 03/29/13 (e)	13,000
152,000	Credit Agricole North America, Inc, 0.270%, 05/02/13	151,929
10,000	DBS Bank Ltd., 0.250%, 08/26/13	9,988
33,000	Deutsche Bank Financial LLC, 0.250%, 04/11/13	32,991
	DNB Bank ASA,
27,000	0.220%, 05/16/13 (e)	26,987
33,000	0.230%, 06/06/13 (e)	32,980
	Erste Abwicklungsanstalt,
13,000	0.461%, 04/18/13 (e)	12,992
10,000	0.481%, 05/02/13 (e)	9,992
5,000	0.481%, 05/06/13 (e)	4,995
10,000	0.486%, 05/03/13 (e)	9,991
32,000	0.502%, 06/11/13 (e)	31,955
25,000	Gemini Securitization Corp. LLC, 0.270%, 04/08/13	24,993
	General Electric Capital Corp.,
42,000	0.290%, 03/12/13	41,996
12,000	0.290%, 03/18/13	11,999
50,000	General Electric Co., 0.160%, 03/20/13	49,996
	HSBC Bank plc,
20,000	0.300%, 04/01/13 (e)	19,995
26,000	0.450%, 05/08/13 (e)	26,000
26,000	0.472%, 05/04/13 (e)	26,000
	ING U.S. Funding LLC,
25,000	0.235%, 04/12/13	24,993
25,000	0.235%, 04/16/13	24,993
27,000	0.280%, 06/12/13	26,978
	Kells Funding LLC,
10,000	0.280%, 07/22/13	9,989
35,000	0.300%, 07/08/13	34,962
33,000	0.300%, 07/18/13	32,962
15,000	0.350%, 03/03/13 (e)	15,000
67,000	0.507%, 06/21/13	66,895
60,000	Liberty Street Funding LLC, 0.230%, 04/03/13	59,987
	LMA Americas LLC,
30,000	0.240%, 03/06/13 (e)	29,999
18,100	0.290%, 04/16/13 (e)	18,093
	Macquarie Bank Ltd.,
50,000	0.250%, 05/22/13 (e)	49,972
10,000	0.265%, 05/07/13 (e)	9,995
	Matchpoint Master Trust,
4,750	0.290%, 06/14/13 (e)	4,746

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

75,000	0.350%, 03/18/13 (e)	74,987
	MetLife Short Term Funding LLC,
15,000	0.290%, 05/28/13 (e)	14,989
25,000	0.331%, 04/15/13 (e)	24,990
10,000	0.341%, 04/08/13 (e)	9,997
10,000	0.341%, 04/09/13 (e)	9,996
15,000	0.341%, 04/10/13 (e)	14,994
10,000	Mitsubishi UFJ Trust & Banking Corp., 0.420%, 03/27/13	9,997
	Mont Blanc Capital Corp.,
15,000	0.250%, 04/09/13 (e)	14,996
25,000	0.260%, 04/11/13 (e)	24,992
60,000	Natixis U.S. Finance Co. LLC, 0.350%, 04/03/13	59,981
25,000	Newport Funding Corp., 0.300%, 03/04/13	24,999
	Nordea North America, Inc.,
30,000	0.250%, 04/01/13	29,993
27,000	0.270%, 07/17/13	26,972
40,000	0.310%, 06/03/13	39,968
20,000	0.311%, 03/26/13	19,996
12,000	Northern Pines Funding LLC, 0.300%, 04/04/13	11,997
122,000	NRW Bank, 0.180%, 03/04/13	121,998
30,000	Old Line Funding LLC, 0.300%, 06/20/13	29,972
	Oversea-Chinese Banking Corp., Ltd.,
50,000	0.200%, 04/30/13	49,983
10,000	0.220%, 06/26/13	9,993
25,000	0.220%, 06/27/13	24,982
10,000	PB Finance Delaware, Inc., 0.350%, 03/12/13	9,999
	Private Export Funding Corp.,
5,000	0.270%, 04/15/13 (e)	4,998
10,000	0.341%, 05/31/13 (e)	9,992
	Rabobank Nederland N.V.,
12,000	0.290%, 07/08/13	11,988
42,000	0.311%, 11/01/13	41,911
50,000	0.411%, 03/20/13	49,989
	Royal Park Investments Funding Corp.,
25,000	0.280%, 05/06/13	24,987
35,000	0.430%, 03/14/13 (e)	34,995
60,000	0.451%, 04/03/13 (e)	59,975
21,225	Salisbury Receivables Co LLC, 0.240%, 04/15/13	21,219
	Scaldis Capital LLC,
30,000	0.200%, 03/13/13 (e)	29,998
107,000	0.200%, 03/18/13 (e)	106,990

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Commercial Paper — Continued
	Societe Generale North America, Inc.,
22,000	0.300%, 04/02/13	21,994
22,000	0.300%, 03/04/13	21,999
41,000	Starbird Funding Corp., 0.250%, 03/01/13	41,000
	Sumitomo Mitsui Banking Corp.,
28,000	0.265%, 08/05/13 (e)	27,968
26,000	0.270%, 08/01/13 (e)	25,970
28,000	0.270%, 08/26/13 (e)	27,963
42,000	0.431%, 03/06/13 (e)	41,997
	Suncorp Group Ltd.,
12,500	0.360%, 03/07/13 (e)	12,499
35,000	0.360%, 03/11/13 (e)	34,997
	Svenska Handelsbanken, Inc.,
25,000	0.240%, 03/06/13 (e)	24,999
58,000	0.300%, 04/02/13 (e)	57,985
	Swedbank AB,
20,000	0.210%, 03/18/13	19,998
25,000	0.210%, 05/15/13	24,989
15,000	Toyota Motor Credit Corp., 0.270%, 04/04/13	14,996
	UBS Finance Delaware LLC,
66,000	0.220%, 05/03/13	65,975
25,000	0.220%, 05/17/13	24,988
50,000	Versailles Commercial Paper LLC, 0.330%, 03/07/13	49,997
	Westpac Banking Corp.,
22,000	0.249%, 03/07/13 (e)	22,000
65,000	0.250%, 03/27/13 (e)	65,000
25,000	Westpac Securities NZ Ltd, 0.250%, 05/07/13	24,989
10,000	Working Capital Management Co., 0.240%, 04/18/13	9,997

	Total Commercial Paper (Cost $3,258,299)	3,258,299

Corporate Notes — 3.0%
	Financials — 3.0%
	Commercial Banks — 2.3%
230,000	Bank of America N.A., 0.210%, 03/07/13	230,000
46,000	Svenska Handelsbanken AB, 1.000%, 08/27/13 (e)	46,000

		276,000

	Insurance — 0.7%
	Metropolitan Life Global Funding I
35,000	0.475%, 05/11/13 (e)	35,000
47,000	0.511%, 03/13/13 (e)	47,000

		82,000

	Total Corporate Notes (Cost $358,000)	358,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Foreign Government Securities — 0.2%
	Export Development Canada
5,000	0.180%, 03/01/13 (e)	4,998
5,000	0.300%, 03/01/13 (e)	5,000
15,000	0.300%, 03/07/13 (e)	15,000

	Total Foreign Government Securities (Cost $24,998)	24,998

Weekly Demand Note — 0.7%
	New York — 0.7%
77,815	New York City Housing Development Corp., 0.230%, 03/07/13 (Cost $77,815)	77,815

Repurchase Agreements — 4.2%
15,000	BNP Paribas, 0.310%, dated 02/28/13, due 03/12/13, repurchase price $15,002, collateralized by Corporate Notes and Bonds, 5.375% - 8.875%, due 01/27/21 - 04/15/24, with a value of $15,779. (i)	15,000
110,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/17/13, repurchase price $110,167, collateralized by Corporate Notes and Bonds, 0.000% - 8.290%, due 03/15/19 - 06/25/50, with a value of $115,501. (i)	110,000
25,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/21/13, repurchase price $25,040, collateralized by Corporate Notes and Bonds, 0.342% - 6.249%, due 01/25/18 - 02/28/41 and Federal Home Loan Mortgage Corporation, 2.108%, due 07/25/48, with a value of $26,250. (i)	25,000
25,000	Credit Suisse First Boston USA, Inc., 0.700%, dated 02/28/13, due 05/10/13, repurchase price $25,035, collateralized by Corporate Notes and Bonds, 0.000% - 6.000%, due 07/27/36 - 06/25/50, with a value of $26,251. (i)	25,000
50,000	Credit Suisse First Boston USA, Inc., 0.730%, dated 02/28/13, due 03/15/13, repurchase price $50,015, collateralized by Corporate Notes and Bonds, 0.000% - 7.860%, due 03/01/30 - 07/28/47, with a value of $52,500. (i)	50,000
55,317	Deutsche Bank Securities, Inc., 0.180%, dated 02/28/13, due 03/01/13, repurchase price $55,317, collateralized by U.S. Treasury Securities, 2.125%, due 12/31/15, with a value of $56,423.	55,317

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	21

JPMorgan Liquid Assets Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
40,000	Deutsche Bank Securities, Inc., 0.560%, dated 02/28/13, due 05/10/13, repurchase price $40,044, collateralized by Corporate Notes and Bonds, 0.000% - 10.000%, due 06/01/14 - 06/25/50, and Municipal Debt Securities, 4.503% - 5.989%, due 06/15/13 - 06/15/35 with a value of $42,001. (i)	40,000
20,000	Merrill Lynch PFS, Inc., 0.660%, dated 02/28/13, due 03/01/13, repurchase price $20,000, collateralized by Corporate Notes and Bonds, 0.000% - 11.125%, due 10/11/21 - 07/02/56, and Municipal Debt Securities, 0.000% - 4.810%, due 07/01/15 - 05/01/31, with a value of $21,000.	20,000
30,000	Merrill Lynch PFS, Inc., 0.810%, dated 02/28/13, due 04/04/13, repurchase price $30,024, collateralized by Corporate Notes and Bonds, 0.000% - 0.472%, due 04/07/16 - 05/28/46, with a value of $31,500. (i)	30,000
50,000	RBS Securities, Inc., 0.460%, dated 02/28/13, due 03/01/13, repurchase price $50,001, collateralized by Federal Home Loan Mortgage Corporation, 3.000%, due 07/28/14, and Federal National Mortgage Association, 2.360%, due 12/14/22 with a value of $51,001.	50,000
50,000	Royal Bank of Scotland, 1.010%, dated 02/28/13, due 04/03/13, repurchase price $50,048, collateralized by Corporate Notes and Bonds, 0.508% - 12.750%, due 08/15/13 - 05/17/35, and U.S. Treasury Securities, 4.250%, due 11/15/13, with a value of $51,946. (i)	50,000
30,000	Royal Bank of Scotland, 1.010%, dated 02/28/13, due 04/03/13, repurchase price $30,029, collateralized by U.S. Treasury Securities, 4.250%, due 11/15/13, with a value of $30,602. (i)	30,000

	Total Repurchase Agreements (Cost $500,317)	500,317

Time Deposits — 12.5%
113,000	Citibank N.A., 0.180%, 03/06/13	113,000
95,000	Commerzbank AG, 0.200%, 03/06/13	95,000
200,000	Credit Agricole S.A., 0.180%, 03/01/13	200,000
200,000	Credit Industriel et Commercial, 0.180%, 03/01/13	200,000
52,000	ING Bank N.V., 0.170%, 03/06/13	52,000
200,000	Landesbank Hessen-Thueringen Girozentrale, 0.180%, 03/01/13	200,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

112,000	Lloyds TSB Bank plc, 0.170%, 03/07/13	112,000
250,000	Natixis, 0.180%, 03/01/13	250,000
250,000	Royal Bank of Scotland, 0.190%, 03/01/13	250,000

	Total Time Deposits (Cost $1,472,000)	1,472,000

U.S. Government Agency Securities — 3.1%
	Federal Home Loan Bank,
26,200	0.200%, 03/05/13	26,200
32,000	0.210%, 03/01/13	32,000
12,800	0.230%, 04/17/13	12,800
27,200	VAR, 0.245%, 05/04/13	27,195
50,000	VAR, 0.370%, 03/01/13	50,000
157,000	Federal Home Loan Mortgage Corp., VAR, 0.350%, 03/01/13	156,978
	Federal National Mortgage Association,
25,000	VAR, 0.164%, 03/03/13	24,994
33,200	VAR, 0.179%, 03/11/13	33,190

	Total U.S. Government Agency Securities (Cost $363,357)	363,357

U.S. Treasury Obligations — 9.2%
	U.S. Treasury Notes — 9.2%
	U.S. Treasury Notes
38,000	0.125%, 08/31/13	37,988
100,900	0.125%, 09/30/13	100,857
75,700	0.250%, 10/31/13	75,717
55,000	0.250%, 11/30/13	55,013
5,000	0.375%, 07/31/13	5,004
29,100	0.625%, 04/30/13	29,120
21,000	0.750%, 03/31/13	21,009
16,000	0.750%, 09/15/13	16,048
39,000	1.000%, 07/15/13	39,116
12,000	1.125%, 06/15/13	12,031
26,000	1.250%, 03/15/14	26,285
30,400	1.375%, 03/15/13	30,414
74,300	1.375%, 05/15/13	74,479
104,500	1.750%, 04/15/13	104,698
125,000	1.875%, 02/28/14	127,098
75,800	2.000%, 11/30/13	76,818
21,000	2.750%, 10/31/13	21,356
74,000	3.125%, 04/30/13	74,355
16,300	3.125%, 09/30/13	16,577
32,000	3.375%, 06/30/13	32,330
33,000	3.500%, 05/31/13	33,270
36,000	3.625%, 05/15/13	36,252

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Treasury Obligations — Continued
	U.S. Treasury Notes — Continued
33,000	4.250%, 08/15/13	33,612

	Total U.S. Treasury Obligations (Cost $1,079,447)	1,079,447

	Total Investments — 101.9% (Cost $11,993,260)*	11,993,260
	Liabilities in Excess of Other Assets — (1.9)%	(224,727)

	NET ASSETS — 100.0%	$11,768,533

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	23

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 53.2%
	Federal Farm Credit Bank — 1.3%
70,650	0.250%, 07/22/13	70,649
190,000	DN, 0.110%, 06/20/13 (n)	189,936
25,000	DN, 0.170%, 10/11/13 (n)	24,974
140,000	DN, 0.200%, 04/04/13 (m) (n)	139,973
250,000	VAR, 0.380%, 03/01/13	250,000
75,000	VAR, 0.380%, 03/01/13	75,000

		750,532

	Federal Home Loan Bank — 25.6%
255,000	0.120%, 07/22/13	254,994
40,000	0.125%, 06/28/13	39,991
108,000	0.140%, 07/08/13	107,994
222,000	0.160%, 04/17/13	221,994
125,000	0.170%, 06/20/13	124,990
45,000	0.170%, 06/24/13	44,996
183,000	0.170%, 12/18/13	182,967
100,000	0.180%, 06/13/13	99,996
220,000	0.180%, 06/14/13	219,996
138,000	0.220%, 04/09/13	137,995
210,000	0.225%, 04/30/13	209,997
30,000	0.230%, 04/05/13	29,999
100,000	0.230%, 04/17/13	99,998
240,000	0.230%, 04/26/13	239,999
150,000	0.240%, 04/23/13	149,997
59,000	0.240%, 05/10/13	58,997
150,000	0.240%, 05/14/13	149,998
250,000	0.250%, 07/02/13	249,984
50,000	0.280%, 09/05/13	50,008
21,195	0.400%, 06/21/13	21,209
9,000	0.420%, 06/21/13	9,006
155,000	1.625%, 06/14/13	155,611
380,351	DN, 0.075%, 03/13/13 (n)	380,337
1,666,670	DN, 0.086%, 05/08/13 (n)	1,666,399
250,000	DN, 0.090%, 04/19/13 (n)	249,969
768,430	DN, 0.093%, 04/26/13 (n)	768,319
1,284,000	DN, 0.095%, 05/10/13 (n)	1,283,763
185,000	DN, 0.100%, 06/12/13 (n)	184,947
2,309,446	DN, 0.108%, 04/17/13 (n)	2,309,120
629,000	DN, 0.110%, 07/12/13 (n)	628,744
234,700	DN, 0.115%, 07/17/13 (n)	234,597
50,000	DN, 0.115%, 07/19/13 (n)	49,978
300,000	DN, 0.115%, 08/02/13 (n)	299,852
519,882	DN, 0.116%, 07/26/13 (n)	519,636
140,500	DN, 0.120%, 03/06/13 (n)	140,498
340,000	DN, 0.121%, 05/03/13 (n)	339,928

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
100,000	DN, 0.125%, 03/05/13 (n)	99,999
900,000	DN, 0.125%, 07/10/13 (n)	899,591
275,000	DN, 0.135%, 05/24/13 (n)	274,913
195,000	DN, 0.155%, 04/15/13 (n)	194,962
51,000	DN, 0.170%, 04/05/13 (n)	50,992
195,000	DN, 0.185%, 04/12/13 (n)	194,958
38,000	DN, 0.200%, 06/07/13 (n)	37,979
86,000	DN, 0.200%, 06/10/13 (n)	85,952
135,000	DN, 0.200%, 07/15/13 (n)	134,898
900,000	VAR, 0.141%, 03/15/13	900,000
300,000	VAR, 0.220%, 03/01/13	299,892
300,000	VAR, 0.245%, 05/04/13	299,949
250,000	VAR, 0.370%, 03/01/13	250,000

		15,640,888

	Federal Home Loan Mortgage Corp. — 14.9%
99,292	0.500%, 10/15/13	99,462
1,000,000	DN, 0.050%, 04/04/13 (n)	999,953
233,236	DN, 0.080%, 04/08/13 (n)	233,216
400,000	DN, 0.089%, 04/29/13 (n)	399,942
40,675	DN, 0.090%, 04/22/13 (n)	40,670
96,734	DN, 0.105%, 04/15/13 (n)	96,721
1,187,921	DN, 0.108%, 03/11/13 (n)	1,187,884
93,252	DN, 0.115%, 07/15/13 (n)	93,211
750,000	DN, 0.115%, 07/29/13 (n)	749,641
300,000	DN, 0.135%, 07/01/13 (n)	299,863
158,715	DN, 0.136%, 07/08/13 (n)	158,638
1,150,000	DN, 0.137%, 05/28/13 (n)	1,149,615
500,000	DN, 0.140%, 03/05/13 (n)	499,992
500,000	DN, 0.150%, 09/05/13 (n)	499,608
500,000	DN, 0.150%, 09/06/13 (n)	499,606
250,000	DN, 0.160%, 04/17/13 (n)	249,948
100,000	DN, 0.180%, 07/02/13 (n)	99,939
950,000	VAR, 0.162%, 03/21/13	950,007
388,000	VAR, 0.350%, 03/01/13	387,942
460,000	VAR, 0.350%, 03/01/13	459,937

		9,155,795

	Federal National Mortgage Association — 11.4%
928,000	1.750%, 05/07/13	930,688
300,136	4.625%, 10/15/13	308,382
225,000	DN, 0.080%, 04/10/13 (n)	224,980
465,000	DN, 0.080%, 05/20/13 (n)	464,917
167,750	DN, 0.085%, 03/07/13 (n)	167,748
150,000	DN, 0.095%, 05/08/13 (n)	149,973
500,000	DN, 0.100%, 06/17/13 (n)	499,850

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

U.S. Government Agency Securities — Continued
	Federal National Mortgage Association — Continued
500,000	DN, 0.110%, 07/25/13 (n)	499,777
315,000	DN, 0.112%, 07/24/13 (n)	314,858
289,000	DN, 0.113%, 07/31/13 (n)	288,862
577,233	DN, 0.115%, 03/06/13 (n)	577,224
100,000	DN, 0.115%, 07/17/13 (n)	99,956
490,000	DN, 0.118%, 07/10/13 (n)	489,789
750,000	DN, 0.130%, 06/06/13 (n)	749,737
260,390	DN, 0.135%, 05/22/13 (n)	260,310
280,000	DN, 0.160%, 04/17/13 (n)	279,941
320,925	DN, 0.161%, 04/03/13 (n)	320,878
212,988	DN, 0.170%, 05/01/13 (n)	212,927
125,000	VAR, 0.179%, 03/11/13	124,961

		6,965,758

	Total U.S. Government Agency Securities (Cost $32,512,973)	32,512,973

U.S. Treasury Obligations — 14.3%
	U.S. Treasury Bills — 6.6%
1,450,000	0.086%, 03/14/13 (n)	1,449,955
501,422	0.090%, 04/18/13 (n)	501,362
240,000	0.093%, 05/09/13 (n)	239,957
500,000	0.110%, 03/07/13 (n)	499,991
350,000	0.116%, 04/25/13 (n)	349,938
1,000,000	0.129%, 05/30/13 (n)	999,677

		4,040,880

	U.S. Treasury Notes — 7.7%
266,000	0.125%, 09/30/13	265,882
290,000	0.500%, 05/31/13	290,237
980,000	0.500%, 10/15/13	981,832
900,000	1.000%, 07/15/13	902,720
260,000	1.375%, 03/15/13	260,113
1,000,000	1.375%, 05/15/13	1,002,420
90,000	2.500%, 03/31/13	90,170
130,000	2.750%, 10/31/13	132,204
250,000	3.125%, 04/30/13	251,197
335,000	3.500%, 05/31/13	337,743
200,000	3.625%, 05/15/13	201,464

		4,715,982

	Total U.S. Treasury Obligations (Cost $8,756,862)	8,756,862

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 32.5%
250,000	Bank of America Corp., 0.190%, dated 02/28/13, due 03/01/13, repurchase price $250,001, collateralized by Federal Home Loan Mortgage Corp., 4.500%, dated 10/01/37 and Federal National Mortgage Association, 2.639% - 6.000%, dated 06/01/33 - 06/01/39, with a value of $255,000.	250,000
500,000	Barclays Capital, Inc., 0.130%, dated 02/28/13, due 03/06/13, repurchase price $500,011, collateralized by Federal Home Loan Mortgage Corp, 0.000% - by Federal Home Loan Mortgage Corp., 0.000% - 48.119%, dated 01/15/18 - 10/15/45, Federal National Mortgage Association, 0.000% - 23.185%, dated 03/25/18 - 04/25/43 and Government National Mortgage Association, 0.000% - 21.474%, dated 05/16/13 - 01/20/63, with a value of $515,000.	500,000
350,000	Barclays Capital, Inc., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $350,002, collateralized by U.S. Treasury Securities, 0.125% - 2.500%, dated 06/30/14 - 04/15/17, with a value of $357,000.	350,000
325,000	Barclays Capital, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $325,002, collateralized by Federal National Mortgage Association, 1.250%, dated 09/28/16 , Government National Mortgage Association, 0.601%, dated 02/20/62 and U.S. Treasury Securities, 0.000%, dated 08/22/2013, with a value of $331,995.	325,000
500,000	BNP Paribas Securities Corp., 0.120%, dated 02/28/13, due 03/05/13, repurchase price $500,008, collateralized by Federal Home Loan Mortgage Corp., 3.500% - 4.000%, dated 11/01/40 - 04/01/42 and Government National Mortgage Association, 3.000% - 4.000%, dated 01/20/42 - 09/20/42, with a value of $510,000.	500,000
1,300,000	BNP Paribas Securities Corp., 0.190%, dated 02/28/13, due 03/01/13, repurchase price $1,300,007, collateralized by Government National Mortgage Association, 2.500% - 5.000%, dated 09/20/27 - 02/20/43, with a value of $1,326,000.	1,300,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	25

JPMorgan U.S. Government Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
500,000	Citibank N.A., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $500,003, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 6.000%, dated 01/01/21 - 01/01/43, Federal National Mortgage Association, 0.000% - 7.000%, dated 07/01/18 - 11/01/42 and Government National Mortgage Association, 2.500% - 7.500%, dated 07/20/24 - 12/20/42, with a value of $510,000.	500,000
1,500,000	Citigroup Global Markets Holdings, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $1,500,008, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 38.093%, dated 08/15/21 - 01/15/43, Federal National Mortgage Association, 0.000% - 10.000%, dated 09/25/17 - 02/25/43 and Government National Mortgage Association, 0.000% - 84.491%, dated 06/20/32 - 02/20/43, with a value of $1,543,974.	1,500,000
300,000	Citigroup Global Markets Holdings, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $300,002, collateralized by Federal Farm Credit Banks, 0.200%, dated 05/13/14, Federal Home Loan Mortgage Corp., 0.540% - 4.750%, dated 09/22/14 - 02/12/16, Federal National Mortgage Association, 0.650%, dated 03/28/16, Government National Mortgage Association, 4.500% - 5.500%, dated 05/15/37 - 04/20/41 and U.S. Treasury Securities, 2.125% - 2.375%, dated 05/31/15 - 01/15/27, with a value of $306,001.	300,000
150,000	Deutsche Bank Securities, Inc., 0.200%, dated 02/28/13, due 03/01/13, repurchase price $150,001, collateralized by Government National Mortgage Association, 3.000% - 4.750%, dated 08/20/40 - 02/20/43, with a value of $154,500.	150,000
1,000,000	Goldman Sachs & Co., 0.140%, dated 02/28/13, due 03/05/13, repurchase price $1,000,019, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 43.513%, dated 10/15/19 - 10/15/49, Federal National Mortgage Association, 0.000% - 38.678%, dated 01/01/21 - 03/25/43 and Government National Mortgage Association, 0.000% - 38.336%, dated 12/16/25 - 02/20/43, with a value of $1,028,805.	1,000,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

800,000	Goldman Sachs & Co., 0.140%, dated 02/28/13, due 03/06/13, repurchase price $800,019, collateralized by Federal Home Loan Mortgage Corp., 1.118% - 6.500%, dated 11/15/21 - 03/01/43 and Federal National Mortgage Association, 2.500% - 22.305%, dated 10/01/22 - 03/01/43, with a value of $816,007.	800,000
1,250,000	Goldman Sachs & Co., 0.170%, dated 02/28/13, due 03/07/13, repurchase price $1,250,041, collateralized by Federal Home Loan Mortgage Corp., 0.000% -21.918%, dated 07/15/21 - 10/15/49 and Federal National Mortgage Association, 0.000% - 8.246%, dated 01/25/19 - 11/25/46, with a value of $1.287,461.	1,250,000
750,000	Goldman Sachs & Co., 0.170%, dated 02/28/13, due 03/04/13, repurchase price $750,014, collateralized by Federal Home Loan Mortgage Corp., 2.160% - 6.000%, dated 05/01/26 - 03/01/43 and Federal National Mortgage Association, 1.963% - 6.000%, dated 07/01/19 - 03/01/43, with a value of $765,000	750,000
1,000,000	Goldman Sachs & Co., 0.180%, dated 02/28/13, due 03/01/13, repurchase price $1,000,005, collateralized by Federal Home Loan Mortgage Corp., 3.000% - 6.500%, dated 05/01/23 - 03/01/43 and Federal National Mortgage Association, 0.000% - 6.500%, dated 01/01/23 - 03/22/43, with a value of $1,023,948.	1,000,000
450,000	HSBC Securities USA, Inc., 0.190%, dated 02/28/13, due 03/01/13, repurchase price $450,002, collateralized by Federal National Mortgage Association, 3.000% - 4.000%, dated 11/01/32 - 12/01/42, with a value of $459,003.	450,000
350,000	HSBC Securities USA, Inc., 0.190%, dated 02/28/13, due 03/01/13, repurchase price $350,002, collateralized by Federal National Mortgage Association, 2.500% - 4.500%, dated 11/01/22 - 02/01/43, with a value of $357,004.	350,000
400,000	Merrill Lynch & Co., Inc., 0.170%, dated 02/28/13, due 04/04/13, repurchase price $400,063, collateralized by Federal Home Loan Mortgage Corp., 5.694% - 6.394%, dated 04/15/39 - 01/15/43, Federal National Mortgage Association, 0.000% - 6.556%, dated 04/25/37 - 03/25/43 and Government National Mortgage Association, 4.590% - 7.099%, dated 09/20/32 - 05/16/42, with a value of $412,000. (i)	400,000

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
500,000	Merrill Lynch & Co., Inc., 0.170%, dated 02/28/13, due 04/03/13, repurchase price $500,080, collateralized by Federal Home Loan Mortgage Corp., 0.000% - 17.012%, dated 08/15/28 - 02/15/43, Federal National Mortgage Association, 4.546% - 7.896%, dated 05/25/23 - 03/25/42 and Government National Mortgage Association, 5.249% - 7.579%, dated 06/20/25 - 08/20/41, with a value of $515,000. (i)	500,000
2,000,000	Morgan Stanley & Co. LLC, 0.130%, dated 02/28/13, due 03/05/13, repurchase price $2,000,036, collateralized by Federal Home Loan Mortgage Corp., 2.000% - 7.000%, dated 08/01/13 - 03/01/43 and Federal National Mortgage Association, 2.000% - 14.000%, dated 03/01/13 - 12/01/49, with a value of $2,040,000.	2,000,000
1,000,000	Morgan Stanley & Co. LLC, 0.170%, dated 02/28/13, due 03/07/13, repurchase price $1,000,033, collateralized by Federal National Mortgage Association, 2.500% - 7.000%, dated 11/01/14 - 01/01/43, with a value of $1,020,000.	1,000,000
750,000	Morgan Stanley & Co. LLC, 0.190%, dated 02/28/13, due 03/01/13, repurchase price $750,004, collateralized by Federal National Mortgage Association, 3.000% - 5.500%, dated 10/01/26 - 03/01/43, with a value of $765,000.	750,000
500,000	RBS Securities, Inc., 0.120%, dated 02/28/13, due 03/18/13, repurchase price $500,030, collateralized by U.S. Treasury Securities, 0.125% - 2.000%, dated 01/15/16 - 01/15/23, with a value of $510,002. (i)	500,000
500,000	RBS Securities, Inc., 0.140%, dated 02/28/13, due 03/21/13, repurchase price $500,041, collateralized by U.S. Treasury Securities, 0.125% - 8.750%, dated 05/15/13 - 05/15/38, with a value of $510,002. (i)	500,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

143,653	RBS Securities, Inc., 0.170%, dated 02/28/13, due 03/01/13, repurchase price $143,654, collateralized by U.S. Treasury Securities, 1.250% - 2.750%, dated 04/30/19 - 08/15/42, with a value of $146,529.	143,653
498,000	RBS Securities, Inc., 0.220%, dated 02/28/13, due 03/01/13, repurchase price $498,003, collateralized by Federal Home Loan Mortgage Corp., 3.000% - 4.500%, dated 08/01/26 - 03/01/43 and Federal National Mortgage Association, 1.869%, dated 03/25/36, with a value of $507,992.	498,000
2,300,000	Societe Generale North America, Inc., 0.190%, dated 02/28/13, due 03/01/13, repurchase price $2,300,012, collateralized by by Federal Home Loan Mortgage Corp., 0.601% - 6.000%, dated 08/15/21 - 10/15/42, Federal National Mortgage Association, 0.501% - 7.508%, dated 08/01/22 - 11/01/47 and Government National Mortgage Association, 0.341% - 5.500%, dated 12/16/31 - 12/16/43, with a value of $2,355,862.	2,300,000

	Total Repurchase Agreements (Cost $19,866,653)	19,866,653

	Total Investments — 100.0% (Cost $61,136,488)*	61,136,488
	Other Assets in Excess of Liabilities — 0.0% (g)	25,444

	NET ASSETS — 100.0%	$61,161,932

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	27

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 46.6%
	U.S. Treasury Bills — 18.4% (n)
150,000	0.055%, 04/04/13 (m)	149,993
500,000	0.085%, 05/16/13	499,910
200,000	0.086%, 03/14/13	199,993
1,150,000	0.090%, 04/18/13	1,149,873
150,000	0.119%, 08/15/13	149,917
400,000	0.129%, 05/30/13	399,877
50,000	0.130%, 08/22/13	49,969
100,000	0.132%, 08/08/13	99,942

		2,699,474

	U.S. Treasury Notes — 28.2%
300,000	0.125%, 08/31/13	299,992
100,000	0.125%, 09/30/13	99,955
24,000	0.250%, 10/31/13	24,006
35,000	0.375%, 07/31/13	35,027
270,000	0.500%, 05/31/13	270,239
75,000	0.500%, 10/15/13	75,139
100,000	0.625%, 04/30/13	100,083
100,000	0.750%, 09/15/13	100,321
101,924	1.000%, 07/15/13	102,254
543,000	1.125%, 06/15/13	544,514
30,000	1.250%, 02/15/14	30,306
110,000	1.250%, 03/15/14	111,208
55,000	1.375%, 03/15/13	55,025
425,000	1.375%, 05/15/13	426,069
250,000	1.750%, 04/15/13	250,480
160,000	1.875%, 02/28/14	162,686
125,000	2.000%, 11/30/13	126,673
310,000	2.500%, 03/31/13	310,588
75,000	2.750%, 10/31/13	76,272
30,000	3.125%, 04/30/13	30,142
125,000	3.125%, 09/30/13	127,144
100,000	3.375%, 06/30/13	101,036
100,000	3.375%, 07/31/13	101,358
100,000	3.500%, 05/31/13	100,829
150,000	3.625%, 05/15/13	151,098
315,000	4.250%, 08/15/13	320,969

		4,133,413

	Total U.S. Treasury Obligations (Cost $6,832,887)	6,832,887

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — 53.3%
150,000	Barclays Capital, Inc., 0.090%, dated 02/28/13, due 03/06/13, repurchase price $150,002, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 09/30/13 - 05/15/22, with a value of $153,000.	150,000
150,000	Barclays Capital, Inc., 0.140%, dated 02/28/13, due 03/07/13, repurchase price $150,004, collateralized by U.S. Treasury Securities, 0.875% - 1.250%, due 04/15/14 - 11/30/16, with a value of $153,000.	150,000
150,000	Barclays Capital, Inc., 0.140%, dated 02/28/13, due 03/01/13, repurchase price $150,001, collateralized by U.S. Treasury Securities, 0.000% - 3.125%, due 05/2/13 - 02/15/22, with a value of $153,000.	150,000
250,000	Barclays Capital, Inc., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $250,001, collateralized by U.S. Treasury Securities, 0.375% - 2.500%, due 03/31/15 - 01/15/16, with a value of $255,000.	250,000
150,000	BNP Paribas, 0.140%, dated 02/28/13, due 03/18/13, repurchase price $150,011, collateralized by U.S. Treasury Securities, 0.000% - 2.375%, due 11/15/13 - 11/15/41, with a value of $153,000. (i)	150,000
500,000	BNP Paribas, 0.160%, dated 02/28/13, due 03/01/13, repurchase price $500,002, collateralized by U.S. Treasury Securities, 0.375% - 1.000%, due 07/31/13 - 11/30/17, with a value of $510,000.	500,000
150,000	Citibank N.A., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $150,001, collateralized by U.S. Treasury Securities, 2.750% - 11.250%, due 02/15/15 - 02/15/43, with a value of $153,000.	150,000
500,000	Citigroup, Inc., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $500,002, collateralized by U.S. Treasury Securities, 0.250% - 4.625%, due 0/31/13 - 02/15/40, with a value of $510,000.	500,000
100,000	Credit Suisse First Boston USA, Inc., 0.140%, dated 02/28/13, due 03/01/13, repurchase price $100,000, collateralized by U.S. Treasury Securities, 0.250%, due 03/31/14, with a value of $102,005.	100,000

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
250,000	Credit Suisse First Boston USA, Inc., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $250,001, collateralized by U.S. Treasury Securities, 0.750% - 2.125%, due 06/15/14 - 08/15/21, with a value of $255,004.	250,000
350,000	Deutsche Bank AG, 0.120%, dated 02/28/13, due 03/06/13, repurchase price $350,007, collateralized by U.S. Treasury Securities, 0.000% - 7.500%, due 08/15/14 - 05/15/40, with a value of $357,000.	350,000
150,000	Deutsche Bank AG, 0.150%, dated 02/28/13, due 03/07/13, repurchase price $150,004, collateralized by U.S. Treasury Securities, 2.375% - 6.750%, due 02/15/14 - 02/15/39, with a value of $153,000.	150,000
300,000	Deutsche Bank AG, 0.180%, dated 02/28/13, due 03/01/13, repurchase price $300,002, collateralized by U.S. Treasury Securities, 0.000% - 1.750%, due 07/31/15 - 02/15/41, with a value of $306,000.	300,000
100,000	Goldman Sachs & Co., 0.110%, dated 02/28/13, due 03/05/13, repurchase price $100,002, collateralized by U.S. Treasury Securities, 1.875%, due 07/15/13, with a value of $102,000.	100,000
100,000	Goldman Sachs & Co., 0.130%, dated 02/28/13, due 03/04/13, repurchase price $100,001, collateralized by U.S. Treasury Securities, 1.875%, due 07/15/13, with a value of $102,000.	100,000
300,000	Goldman Sachs & Co., 0.130%, dated 02/28/13, due 03/07/13, repurchase price $300,008, collateralized by U.S. Treasury Securities, 4.250% - 8.750%, due 11/15/16 - 11/15/40, with a value of $306,000.	300,000
300,000	Goldman Sachs & Co., 0.150%, dated 02/28/13, due 03/01/13, repurchase price $300,001, collateralized by U.S. Treasury Securities, 2.375%, due 01/15/17, with a value of $306,000.	300,000
750,000	HSBC Securities (USA), Inc., 0.160%, dated 02/28/13, due 03/01/13, repurchase price $750,003, collateralized by U.S. Treasury Securities, 1.375% - 3.000%, due 11/30/15 - 08/15/42, with a value of $765,004.	750,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

150,000	Merrill Lynch & Co., Inc., 0.140%, dated 02/28/13, due 04/01/13, repurchase price $150,019, collateralized by U.S. Treasury Securities, 0.750% - 6.500%, due 02/29/16 - 08/15/28, with a value of $153,000. (i)	150,000
300,000	Merrill Lynch & Co., Inc., 0.150%, dated 02/28/13, due 03/01/13, repurchase price $300,001, collateralized by U.S. Treasury Securities, 0.000% - 0.250%, due 04/25/13 - 10/31/14, with a value of $306,000.	300,000
474,823	Merrill Lynch & Co., Inc., 0.150%, dated 02/28/13, due 03/01/13, repurchase price $474,825, collateralized by U.S. Treasury Securities, 0.250% - 2.000%, due 11/30/14 - 01/15/26, with a value of $484,320.	474,823
300,000	Royal Bank of Scotland, 0.090%, dated 02/28/13, due 03/06/13, repurchase price $300,005, collateralized by U.S. Treasury Securities, 4.375% - 4.750%, due 02/15/37 - 11/15/39, with a value of $306,001.	300,000
150,000	Royal Bank of Scotland, 0.130%, dated 02/28/13, due 03/28/13, repurchase price $150,015, collateralized by U.S. Treasury Securities, 2.250% - 4.000%, due 02/15/15 - 02/28/18, with a value of $153,003. (i)	150,000
150,000	Royal Bank of Scotland, 0.130%, dated 02/28/13, due 03/06/13, repurchase price $150,003, collateralized by U.S. Treasury Securities, 2.250% - 2.375%, due 03/31/16 - 11/30/17, with a value of $153,000.	150,000
298,310	Royal Bank of Scotland, 0.170%, dated 02/28/13, due 03/01/13, repurchase price $298,311, collateralized by U.S. Treasury Securities, 0.625% - 4.375%, due 08/31/17 - 11/15/39, with a value of $304,281.	298,310
250,000	Royal Bank of Scotland, 0.170%, dated 02/28/13, due 03/01/13, repurchase price $250,001, collateralized by U.S. Treasury Securities, 1.375% - 4.625%, due 10/31/13 - 12/31/18, with a value of $255,003.	250,000

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	29

JPMorgan U.S. Treasury Plus Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Repurchase Agreements — Continued
1,050,000	Societe Generale, 0.160%, dated 02/28/13, due 03/01/13, repurchase price $1,050,005, collateralized by U.S. Treasury Securities, 0.000% - 11.250%, due 06/13/13 - 02/15/15, with a value of $1,071,023.	1,050,000

	Total Repurchase Agreements (Cost $7,823,133)	7,823,133

	Total Investments — 99.9% (Cost $14,656,020)*	14,656,020
	Other Assets in Excess of Liabilities — 0.1%	15,426

	NET ASSETS — 100.0%	$14,671,446

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Federal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Government Agency Securities — 47.4%
	Federal Farm Credit Bank — 7.0%
25,000	DN, 0.100%, 04/15/13 (n)	24,997
25,000	DN, 0.110%, 06/20/13 (n)	24,991
10,000	DN, 0.110%, 07/12/13 (n)	9,996
15,000	DN, 0.110%, 07/17/13 (n)	14,994
14,200	DN, 0.160%, 03/26/13 (m) (n)	14,198
25,000	DN, 0.180%, 09/09/13 (n)	24,976
10,000	DN, 0.200%, 11/01/13 (n)	9,986
19,000	DN, 0.210%, 04/09/13 (n)	18,996
20,000	DN, 0.220%, 07/03/13 (n)	19,985
37,800	VAR, 0.232%, 03/22/13	37,802
25,000	VAR, 0.380%, 03/01/13	25,000
50,000	VAR, 0.380%, 03/01/13	50,000

		275,921

	Federal Home Loan Bank — 37.2%
7,000	0.140%, 07/08/13	6,999
10,000	0.170%, 12/18/13	9,998
25,000	0.180%, 06/13/13	24,999
11,150	0.220%, 04/09/13	11,149
20,000	0.225%, 04/30/13	20,000
5,000	0.240%, 05/10/13	5,000
25,000	0.240%, 05/14/13	24,999
22,000	0.280%, 09/05/13	22,003
10,850	1.000%, 03/27/13	10,856
20,000	1.625%, 06/14/13	20,079
31,124	DN, 0.035%, 03/13/13 (n)	31,124
54,137	DN, 0.045%, 03/01/13 (n)	54,137
130,000	DN, 0.060%, 03/08/13 (n)	129,999
22,350	DN, 0.070%, 03/06/13 (n)	22,350
35,000	DN, 0.070%, 04/10/13 (n)	34,997
200,000	DN, 0.088%, 03/22/13 (n)	199,990
33,000	DN, 0.095%, 05/10/13 (n)	32,994
50,000	DN, 0.100%, 06/12/13 (n)	49,986
235,000	DN, 0.104%, 03/20/13 (n)	234,987
25,000	DN, 0.110%, 07/12/13 (n)	24,990
147,000	DN, 0.111%, 04/01/13 (n)	146,986
25,000	DN, 0.125%, 07/10/13 (n)	24,989
100,000	DN, 0.137%, 05/29/13 (n)	99,966
75,000	DN, 0.145%, 05/24/13 (n)	74,975
15,150	DN, 0.155%, 04/05/13 (n)	15,148
10,000	DN, 0.200%, 11/01/13 (n)	9,986
35,000	VAR, 0.141%, 03/15/13	35,000
25,000	VAR, 0.170%, 03/01/13	25,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Federal Home Loan Bank — Continued
25,000	VAR, 0.245%, 05/04/13	24,996
21,500	VAR, 0.330%, 03/01/13	21,504
22,000	VAR, 0.370%, 03/01/13	22,000

		1,472,186

	Tennessee Valley Authority — 3.2%
128,000	DN, 0.095%, 03/21/13 (n)	127,993

	Total U.S. Government Agency Securities (Cost $1,876,100)	1,876,100

U.S. Treasury Obligations — 52.4%
	U.S. Treasury Bills — 38.6% (n)
50,000	0.051%, 04/11/13	49,997
350,000	0.084%, 03/14/13	349,989
25,000	0.088%, 04/04/13	24,998
537,295	0.090%, 04/18/13	537,230
250,000	0.116%, 03/21/13	249,984
300,000	0.122%, 04/25/13	299,944
14,000	0.185%, 10/17/13	13,984

		1,526,126

	U.S. Treasury Notes — 13.8%
15,000	0.500%, 10/15/13	15,028
15,000	0.500%, 11/15/13	15,030
100,000	0.625%, 04/30/13	100,091
50,000	1.000%, 07/15/13	50,160
10,000	1.250%, 02/15/14	10,102
25,000	1.375%, 03/15/13	25,011
25,000	1.375%, 05/15/13	25,060
10,000	2.500%, 03/31/13	10,019
10,000	2.750%, 10/31/13	10,169
70,000	3.375%, 07/31/13	70,934
39,000	3.500%, 05/31/13	39,320
175,000	3.625%, 05/15/13	176,281

		547,205

	Total U.S. Treasury Obligations (Cost $2,073,331)	2,073,331

	Total Investments — 99.8% (Cost $3,949,431)*	3,949,431
	Other Assets in Excess of Liabilities — 0.2%	7,242

	NET ASSETS — 100.0%	$3,956,673

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	31

JPMorgan 100% U.S. Treasury Securities Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

U.S. Treasury Obligations — 100.0%
	U.S. Treasury Bills — 90.2% (n)
3,049,933	0.053%, 03/28/13	3,049,811
1,750,000	0.068%, 04/11/13	1,749,864
2,949,705	0.076%, 03/14/13	2,949,624
3,221,607	0.078%, 04/18/13	3,221,274
1,650,000	0.080%, 04/04/13 (m)	1,649,875
1,250,000	0.081%, 05/02/13	1,249,825
2,100,000	0.084%, 03/21/13	2,099,902
1,500,000	0.085%, 05/16/13	1,499,731
1,952,160	0.103%, 04/25/13	1,951,853
1,200,000	0.109%, 05/30/13	1,199,672
1,500,000	0.117%, 05/23/13	1,499,594
25,000	0.185%, 10/17/13	24,971

		22,145,996

	U.S. Treasury Notes — 9.8%
25,000	0.125%, 09/30/13	24,989
245,000	0.375%, 06/30/13	245,224
50,000	0.500%, 10/15/13	50,093
25,000	0.500%, 11/15/13	25,051
200,000	0.625%, 04/30/13	200,182

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Treasury Notes — Continued
600,000	0.750%, 03/31/13	600,338
500,000	1.000%, 07/15/13	501,539
25,000	1.375%, 03/15/13	25,011
199,000	1.375%, 05/15/13	199,475
200,000	1.750%, 04/15/13	200,412
25,000	2.500%, 03/31/13	25,047
25,000	2.750%, 10/31/13	25,424
185,000	3.500%, 05/31/13	186,517
100,000	3.625%, 05/15/13	100,732

		2,410,034

	Total U.S. Treasury Obligations (Cost $24,556,030)	24,556,030

	Total Investments — 100.0% (Cost $24,556,030)*	24,556,030
	Other Assets in Excess of Liabilities — 0.0% (g)	7,099

	NET ASSETS — 100.0%	$24,563,129

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Municipal Bonds — 90.9%
	Alabama — 0.2%
13,000	Columbia Industrial Development Board, Alabama Power Co., Project, Series D, Rev., VRDO, 0.110%, 03/01/13	13,000
15,000	East Alabama Health Care Authority, Series B, Rev., VRDO, 0.140%, 03/07/13	15,000
9,585	Eclipse Funding Trust, Solar Eclipse, Series 2007-0108, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	9,585

		37,585

	Alaska — 0.3%
38,500	Alaska Housing Finance Corp., Series A, Rev., VRDO, 0.110%, 03/07/13	38,500
1,300	City of Valdez, Marine Terminal, Exxon Pipeline Co. Project, Series A, Rev., VRDO, 0.100%, 03/01/13	1,300
23,230	Eclipse Funding Trust, Solar Eclipse, Alaska, Series 2007-0028, Rev., VRDO, LIQ: U.S. Bank N.A., 0.100%, 03/01/13	23,230

		63,030

	Arizona — 0.8%
42,300	Ak-Chin Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/07/13	42,300
15,600	City of Mesa, Utility System, Series ROCS-RR-II-R-11032, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.130%, 03/07/13	15,600
7,160	Maricopa County IDA, Multi-Family Housing, Las Gardenias Apartments, Series A, Rev., VRDO, FNMA, 0.130%, 03/07/13	7,160
	Phoenix Civic Improvement Corp.,
6,245	Series ROCS-RR-II R-11982X, Rev., VRDO, LIQ: Citibank N.A., 0.180%, 03/07/13 (e)	6,245
15,760	Series ROCS-RR-II-R-11732, Rev., VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	15,760
2,000	Phoenix IDA, Multi-Family Housing, Del Mar Terrace, Series A, Rev., VRDO, FHLMC, 0.120%, 03/07/13	2,000
21,700	Pima County IDA, Tucson Electric Power Co., Ivington Project, Rev., VRDO, 0.110%, 03/07/13	21,700
45,665	Salt River Pima-Maricopa Indian Community, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/07/13	45,665

		156,430

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — 12.0%
26,980	Abag Finance Authority for Nonprofit Corps., Series D, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/07/13	26,980
1,531	Bay Area Toll Authority, Series 2985, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.140%, 03/07/13 (e)	1,531
1,250	California Educational Facilities Authority, Series 3144, Rev., VRDO, 0.080%, 03/01/13 (e)	1,250
32,800	California Health Facilities Financing Authority, Children’s Hospital of Orange County, Series B, Rev., VRDO, 0.100%, 03/07/13	32,800
52,055	California Health Facilities Financing Authority, Kaiser Permanente, Series C, Rev., VRDO, 0.100%, 03/07/13	52,055
11,350	California Health Facilities Financing Authority, St. Joseph Health System, Series A, Rev., VRDO, LOC: Union Bank N.A., 0.100%, 03/07/13	11,350
1,520	California Infrastructure & Economic Development Bank, IDR, Pleasant Mattress, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.130%, 03/07/13	1,520
500	California Infrastructure & Economic Development Bank, Pacific Gas & Electric Co., Series A, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.080%, 03/01/13	500
800	California Municipal Finance Authority, Chevron USA, Inc., Project, Rev., VRDO, LIQ: PNC Bank N.A., 0.070%, 03/01/13	800
72,125	California Statewide Communities Development Authority, Series J, Rev., VRDO, 0.100%, 03/07/13	72,125
14,800	California Statewide Communities Development Authority, Gas Supply, Rev., VRDO, 0.110%, 03/07/13	14,800
5,800	California Statewide Communities Development Authority, Health Facility Community Hospital, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.100%, 03/07/13	5,800
	California Statewide Communities Development Authority, Kaiser Permanente,
65,900	Series B, Rev., VRDO, 0.080%, 03/07/13	65,900
39,100	Series B, Rev., VRDO, 0.100%, 03/07/13	39,100
70,450	Series M, Rev., VRDO, 0.100%, 03/07/13	70,450
12,745	California Statewide Communities Development Authority, Kelvin Court, Series B, Rev., VRDO, FNMA, 0.140%, 03/07/13	12,745

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	33

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
3,650	California Statewide Communities Development Authority, Multi-Family Housing, Golden Age Garden Apartments, Series H, Rev., VRDO, FHLMC, 0.100%, 03/07/13	3,650
5,450	City of Hemet, Multi-Family Housing, Sunwest Retirement, Series A, Rev., VRDO, FHLMC, 0.100%, 03/07/13	5,450
400	City of Irvine, Improvement Bond Act of 1915, District No. 03-19, Special Assessment, Series B, VRDO, 0.080%, 03/01/13	400
13,850	City of Los Angeles, Wastewater Systems, EAGLE, Series 2006-0013, Rev., VRDO, NATL-RE, 0.130%, 03/07/13	13,850
1,400	City of Modesto, Multi-Family Housing, Valley Oak Project, Series A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.120%, 03/07/13	1,400
78,550	City of Pasadena, Series A, COP, VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	78,550
700	City of Upland, Mountain Springs Issue, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	700
900	City of Vacaville, Multi-Family Housing, Sycamores Apartments, Series A, Rev., VRDO, FNMA, 0.100%, 03/07/13	900
9,750	Contra Costa County Housing Authority, Multi-Family Housing, Lakeshore, Series C, Rev., VRDO, FHLMC, LOC: Bank of America N.A., 0.110%, 03/07/13	9,750
30,000	County of Contra Costa, Multi-Family Housing, Pleasant Hill BART Transit, Series A, Rev., VRDO, 0.150%, 03/07/13	30,000
	Deutsche Bank Spears/Lifers Trust Various States,
41,565	Series DB-287, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	41,565
890	Series DB-304, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	890
12,915	Series DB-324, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	12,915
37,885	Series DB-332, GO, VRDO, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	37,885
16,600	Series DB-362, GO, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	16,600
14,090	Series DB-363, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	14,090
41,730	Series DB-364, Rev., VRDO, FGIC, AGM, AMBAC, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	41,730
25,670	Series DB-382, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	25,670

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
11,585	Series DB-416, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	11,585
12,830	Series DB-419, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	12,830
19,825	Series DB-424, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13 (e)	19,825
21,810	Series DB-429, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	21,810
14,115	Series DB-432, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	14,115
42,540	Series DB-474, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	42,540
35,120	Series DB-479, Rev., VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	35,120
14,450	Series DB-600, Rev., VRDO, AGM, 0.110%, 03/07/13	14,450
5,075	Series DB-617, Rev., VRDO, AGM, 0.210%, 03/07/13	5,075
12,549	Series DB-657, GO, VRDO, AGC, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	12,549
50,000	Series DB-1020X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.130%, 03/07/13 (e)	50,000
13,195	Series DBE-600, Rev., VRDO, AMBAC, 0.230%, 03/07/13	13,195
32,230	Series DBE-625, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	32,230
33,105	Series DBE-664, Rev., VRDO, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	33,105
8,225	Series DBE-685, Rev., VRDO, AGM-CR, AMBAC, 0.210%, 03/07/13	8,225
91,555	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	91,555
32,720	Series DBE-1455, GO, VRDO, NATL-RE, 0.160%, 03/07/13 (e)	32,720
	Deutsche Bank Spears/Lifers Trust Various States, Tax Allocation,
39,455	Series DB-294, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	39,455
8,865	Series DB-318, VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	8,865
29,665	Eclipse Funding Trust, Solar Eclipse, Castai, Series 2007-0034, COP, VRDO, LIQ: U.S. Bank N.A., 0.100%, 03/07/13	29,665
11,635	Eclipse Funding Trust, Solar Eclipse, Corona, Tax Allocation, Series 2006-0099, VRDO, LIQ: U.S. Bank N.A., 0.100%, 03/07/13	11,635

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	California — Continued
6,840	Eclipse Funding Trust, Solar Eclipse, Los Angeles, Series 2006-0037, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	6,840
2,590	Eclipse Funding Trust, Solar Eclipse, San Jose, Series 2007-0037, Rev., VRDO, LIQ: U.S. Bank N.A., 0.100%, 03/07/13 (p)	2,590
15,500	Golden State Tobacco Securitization Corp., Series 2215, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13	15,500
	Irvine Ranch Water District Nos. 105, 140, 240 & 250,
200	GO, VRDO, LOC: Bank of New York Mellon, 0.060%, 03/01/13	200
2,300	GO, VRDO, LOC: State Street Bank & Trust, 0.090%, 03/07/13	2,300
4,000	Irvine Unified School District, Community Facilities District No. 09-1, Series B, VRDO, 0.120%, 03/01/13	4,000
40,000	Kern County California, GO, TRAN, 2.500%, 06/28/13	40,298
	Los Angeles Community College District,
10,800	Series ROCS-RR-II-R-11768, GO, VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.140%, 03/07/13 (e)	10,800
13,525	Series ROCS-RR-II-R-11773, GO, VRDO, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	13,525
115,000	Los Angeles County, Series C, Rev., TRAN, 2.000%, 06/28/13	115,667
12,875	Los Angeles County Housing Authority, Multi-Family Housing, Sand Canyon, Series F, Rev., VRDO, FHLMC, 0.110%, 03/07/13	12,875
800	Los Angeles Department of Water & Power, Series ROCS RR II R-12322, Rev., VRDO, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.110%, 03/01/13 (e)	800
16,930	Metropolitan Water District of Southern California, Series A-2, Rev., VRDO, 0.090%, 03/07/13	16,930
15,555	Puttable Floating Option Tax-Exempt Receipts, Series PT-4433, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.120%, 03/07/13	15,555
58,600	Sacramento County Sanitation Districts Financing Authority, Sub Lien, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.100%, 03/07/13	58,600
18,000	San Diego Community College District, Series ROCS-RR-II-R-11775, GO, VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13 (e)	18,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	California — Continued
80	San Francisco City & County Public Utilities Commission, MERLOTS, Series B20, Rev., VRDO, NATL-RE, 0.190%, 03/07/13	80
5,600	Santa Clara County Financing Authority, Multiple Facilities Projects, Series M, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/07/13	5,600
66,670	Southern California Public Power Authority, Subordinated Southern Transmission, Series A, Rev., VRDO, AGM, 0.160%, 03/07/13	66,670
68,870	Southern California Public Power Authority, Transmission Project, Series A, Rev., VRDO, AGM, 0.140%, 03/07/13	68,870
	State of California,
60,000	Series A-1, Rev., RAN, 2.500%, 05/30/13	60,334
297,235	Series A-2, Rev., RAN, 2.500%, 06/20/13	299,137
	State of California, Kindergarten,
29,600	GO, VRDO, LOC: National Australia Bank Ltd., 0.090%, 03/07/13	29,600
75,000	Series A7, GO, VRDO, LOC: Citibank N.A., 0.100%, 03/07/13	75,000
33,000	State of California, Municipal Securities Trust Receipts, Series SGC-6, Class A, GO, VRDO, LIQ: Societe Generale, 0.120%, 03/07/13	33,000
	Wells Fargo Stage Trust,
18,475	Series 2008-7C, Rev., VRDO, NATL-RE, 0.100%, 03/07/13	18,475
25,400	Series 38C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.270%, 05/09/13 (e)	25,400
10,415	Series 56C, GO, VRDO, 0.100%, 03/07/13 (e)	10,415

		2,313,311

	Colorado — 1.5%
15,010	Arapahoe County, Multi-Family Housing, Rental Housing, Hunters Run, Rev., VRDO, FHLMC, 0.100%, 03/07/13	15,010
15,515	City of Colorado Springs, Utilities System Improvement, Series A, Rev., VRDO, 0.140%, 03/07/13	15,515
1,000	City of Colorado Springs, Utilities, Sub Lien, Series A, Rev., VRDO, 0.170%, 03/07/13	1,000
29,200	Colorado Educational & Cultural Facilities Authority, Nature Conservancy Project, Rev., VRDO, 0.120%, 03/07/13	29,200
17,500	Colorado Educational & Cultural Facilities Authority, Oaks Christian School Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/13	17,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	35

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Colorado — Continued
300	Colorado Health Facilities Authority, Hospital, NCMC, Inc. Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.100%, 03/01/13	300
17,330	Colorado Housing & Finance Authority, Series AA-3, Class I, Rev., VRDO, LIQ: FHLMC, 0.100%, 03/07/13	17,330
1,755	Colorado Housing & Finance Authority, Multi-Family Housing Project, Series A-4, Class I, Rev., VRDO, 0.110%, 03/07/13	1,755
13,000	Colorado Housing & Finance Authority, Single Family Mortgage, Series C-2, Class I, Rev., VRDO, LIQ: FHLB, 0.100%, 03/07/13	13,000
21,835	Denver City & County, Airport, Series 2365, Rev., VRDO, FGIC, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13	21,835
28,150	Midcities Metropolitan District No. 1, Series B, Rev., VRDO, LOC: BNP Paribas, 0.450%, 03/07/13	28,150
38,400	Southglenn Metropolitan District, Rev., VRDO, LOC: BNP Paribas, 0.750%, 03/07/13	38,400
40,000	State of Colorado, Series A, Rev., TRAN, 2.000%, 06/27/13	40,233
	Wells Fargo Stage Trust,
25,240	Series 102C, COP, VRDO, 0.270%, 03/07/13 (e)	25,240
24,790	Series 110C, Rev., VRDO, 0.270%, 06/13/13 (e)	24,790

		289,258

	Connecticut — 0.3%
39,200	Capital City EDA, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	39,200
20,935	Connecticut State Housing Finance Authority, Various Housing Mortgage Finance, Series B-1, Rev., VRDO, 0.100%, 03/07/13	20,935

		60,135

	Delaware — 0.7%
8,525	Delaware State Health Facilities Authority, Christiana Care Health Services, Series B, Rev., VRDO, 0.100%, 03/07/13	8,525
34,570	Delaware State Health Facilities Authority, The Nemours Foundation Project, Rev., VRDO, 0.120%, 03/07/13	34,570
13,800	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.110%, 03/07/13	13,800
28,155	New Castle County, Multifamily Housing, Fairfield English Village Project, Series FA, Rev., VRDO, FNMA, 0.110%, 03/07/13	28,155

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Delaware — Continued
28,295	University of Delaware, Series B, Rev., VRDO, 0.140%, 03/01/13	28,295
17,060	Wells Fargo Stage Trust, Series 61C, Rev., VRDO, 0.100%, 03/07/13 (e)	17,060

		130,405

	District of Columbia — 1.4%
12,725	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	12,725
60,000	District of Columbia, GO, TRAN, 2.000%, 09/30/13	60,622
11,450	District of Columbia Water & Sewer Authority, Series 2979, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.110%, 03/07/13 (e)	11,450
2,035	District of Columbia, American Psychology Association, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	2,035
7,500	District of Columbia, Enterprise Zone, House on F Street Project, Rev., VRDO, LOC: Bank of New York Mellon, 0.120%, 03/07/13	7,500
30,625	District of Columbia, MERLOTS, Series B-34, GO, VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.270%, 05/07/13	30,625
3,210	District of Columbia, National Children’s Center, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	3,210
6,708	District of Columbia, Pooled Loan Program, Series A, Rev., VRDO, 0.270%, 03/07/13	6,708
14,685	District of Columbia, Trinity College Issue, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/13	14,685
15,155	Eclipse Funding Trust, Solar Eclipse, District of Columbia, Series 2006-0110, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	15,155
	Metropolitan Washington Airports Authority,
19,540	Series 3140, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.110%, 03/07/13 (e)	19,540
34,500	Subseries C-2, Rev., VRDO, LOC: Barclays Bank plc, 0.090%, 03/07/13	34,500
11,000	Subseries D-2, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/01/13	11,000
37,720	Wells Fargo Stage Trust, Series 106C, Rev., VRDO, 0.100%, 03/07/13 (e)	37,720

		267,475

	Florida — 4.7%
11,150	Alachua County IDA, Florida Rock Industrial, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.410%, 03/07/13	11,150

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
	Austin Trust Various States,
16,575	Series 2007-1025, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13	16,575
14,900	Series 2007-1030, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13	14,900
8,845	City of Fort Myers, Series 2077, Rev., VRDO, NATL-RE, LIQ: Wells Fargo Bank N.A., 0.110%, 03/07/13 (e)	8,845
	Deutsche Bank Spears/Lifers Trust Various States,
25,000	Rev., VRDO, 0.160%, 03/07/13 (e)	25,000
6,000	Series DB-271, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.150%, 03/07/13	6,000
38,145	Series DB-451, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	38,145
105,020	Series DB-459, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	105,020
32,115	Series DB-471, COP, VRDO, AGM, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	32,115
28,555	Series DB-496, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	28,555
49,875	Series DB-645, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	49,875
26,005	Series DBE-1004, Rev., VAR, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	26,005
8,630	Series DBE-1009, Rev., VRDO, 0.160%, 03/07/13 (e)	8,630
	Eclipse Funding Trust, Solar Eclipse,
8,175	Series 2006-0043, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13 (e)	8,175
20,630	Series 2007-0051, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	20,630
23,790	Eclipse Funding Trust, Solar Eclipse, Golden, Series 2006-0125, COP, VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13 (e)	23,790
10,495	Eclipse Funding Trust, Solar Eclipse, Palm Bay, Series 2006-0136, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	10,495
18,595	Eclipse Funding Trust, Solar Eclipse, Peace, Series 2006-0144, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	18,595
8,510	Eclipse Funding Trust, Solar Eclipse, Port S, Series 2006-0135, GO, VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	8,510
20,265	Florida Gulf Coast University Financing Corp., Housing Project, Series A, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.090%, 03/07/13	20,265
9,165	Florida Housing Finance Corp., Multi-Family Housing, Heron Park Project, Series U, Rev., VRDO, AMT, FNMA, 0.130%, 03/07/13	9,165

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Florida — Continued
8,225	Florida Housing Finance Corp., Multi-Family Housing, Monterey Lake, Series C, Rev., VRDO, FHLMC, 0.100%, 03/07/13	8,225
	Florida State Department of Environmental Protection, Everglades Restoration,
18,210	Series A, Rev., VRDO, AGC, 0.180%, 03/07/13	18,210
41,370	Series B, Rev., VRDO, AGC, 0.190%, 03/07/13	41,370
	Highlands County Health Facilities Authority, Hospital Adventist Health System,
23,300	Series I, Rev., VRDO, 0.070%, 03/07/13	23,300
25,000	Series I, Rev., VRDO, 0.100%, 03/07/13	25,000
27,400	Series I-2, Rev., VRDO, 0.090%, 03/07/13	27,400
16,500	Series I-4, Rev., VRDO, 0.090%, 03/07/13	16,500
6,975	JEA Electric System, Subseries D, Rev., VRDO, 0.100%, 03/01/13	6,975
9,175	JEA Water and Sewer System, Subseries A-1, Rev., VRDO, 0.100%, 03/01/13	9,175
23,260	North Broward Hospital District, Series A, Rev., VRDO, NATL-RE, LOC: Wells Fargo Bank N.A., 0.090%, 03/07/13	23,260
7,245	Orange County Housing Finance Authority, Multi-Family Housing, Falcon Trace Apartments Project, Series D, Rev., VRDO, FNMA, 0.130%, 03/07/13	7,245
8,701	Orange County Housing Finance Authority, Multi-Family Housing, Regal Pointe Apartments, Series A, Rev., VRDO, FHLMC, 0.140%, 03/07/13	8,701
3,320	Orange County Housing Finance Authority, Multi-Family Housing, Water View Club Apartments, Series D, Rev., VRDO, FNMA, 0.110%, 03/07/13	3,320
22,285	Orange County, Tourist Development, Series 2352, Rev., VRDO, FGIC, LIQ: Wells Fargo Bank N.A., 0.110%, 03/07/13	22,285
22,100	Orlando & Orange County Expressway Authority, Series D, Rev., VRDO, AGM, LOC: Barclays Bank plc, 0.090%, 03/07/13	22,100
6,380	Osceola County Housing Finance Authority, Multi-Family Housing, Arrow Ridge Apartments, Series A, Rev., VRDO, FNMA, 0.130%, 03/07/13	6,380
	Sarasota County Public Hospital District, Sarasota Memorial Hospital,
28,025	Series A, Rev., VRDO, LOC: Northern Trust Co. (The), 0.090%, 03/01/13	28,025
74,925	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/13	74,925

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	37

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Florida — Continued
20,375	South Miami Health Facilities Authority, Series 2833, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.110%, 03/07/13	20,375
8,000	St. Johns River Power Park, Series ROCS-RR II R-14025, Rev., VRDO, 0.120%, 03/07/13 (e)	8,000
8,265	State of Florida, MERLOTS, Series C07, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	8,265
3,520	Wells Fargo Stage Trust, Series 2009-39Z, Rev., VRDO, 0.270%, 05/09/13 (e)	3,520

		902,996

	Georgia — 1.8%
65,000	Bartow County Development Authority, Georgia Power Co., Bowen, Rev., VRDO, 0.200%, 03/07/13	65,000
8,160	De Kalb County Housing Authority, Multi-Family Housing, Chapel Run Apartments Project, Rev., VRDO, FNMA, 0.120%, 03/07/13	8,160
10,845	De Kalb County Housing Authority, Multi-Family Housing, Robins Landing Project, Rev., VRDO, FNMA, LOC: Bank of America N.A., 0.120%, 03/07/13	10,845
10,735	De Kalb County Housing Authority, Multi-Family Housing, Timber Trace Apartments Project, Rev., VRDO, FHLMC, 0.130%, 03/07/13	10,735
107,345	De Kalb Private Hospital Authority, Children’s Healthcare, Rev., VRDO, 0.160%, 03/07/13	107,345
	Eclipse Funding Trust, Solar Eclipse,
11,480	Series 2007-0072, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	11,480
15,130	Series 2007-0117, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	15,130
9,680	Eclipse Funding Trust, Solar Eclipse, De Kalb County, Series 2006-0074, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	9,680
3,730	Griffin-Spaulding County Development Authority IDA, Norcom, Inc. Project, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	3,730
5,940	Henry County Water & Sewer Authority, EAGLE, Series 2005-0008, Class A, Rev., VRDO, BHAC, AGM-CR, NATL-RE, LIQ: Citigroup Global Markets Holdings, Inc., 0.110%, 03/07/13	5,940

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Georgia — Continued
500	Marietta Housing Authority, Multi-Family Housing, Concepts 21 Apartments, Rev., VRDO, FNMA, 0.090%, 03/07/13	500
18,605	Metropolitan Atlanta Rapid Transit Authority, Sales Tax, Rev., VRDO, AMBAC, LIQ: Societe Generale, 0.140%, 03/07/13 (e)	18,605
21,660	Municipal Electric Authority of Georgia, Series B, Rev., VRDO, 0.100%, 03/07/13	21,660
43,125	Private Colleges & Universities Authority, Emory University, Series C-2, Rev., VRDO, 0.110%, 03/07/13	43,125
18,595	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, 0.110%, 03/07/13 (e)	18,595

		350,530

	Hawaii — 0.1%
	Eclipse Funding Trust, Solar Eclipse, Honolulu,
13,720	Series 2006-0096, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	13,720
9,215	Series 2006-0123, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	9,215

		22,935

	Idaho — 0.1%
14,900	City of Coeur d’Alene, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	14,900
8,545	Idaho State Building Authority, Prison Facilities Project, Series A, Rev., VRDO, 0.120%, 03/07/13	8,545

		23,445

	Illinois — 4.4%
8,460	Austin Trust Various States, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 03/07/13	8,460
63,500	Chicago Midway Airport, Second Lien, Series C-2, Rev., VRDO, AMT, LOC: Wells Fargo Bank N.A., 0.130%, 03/07/13	63,500
140,600	Chicago O’Hare International Airport, Third Lien, Series C, Rev., VRDO, LOC: Citibank N.A., 0.110%, 03/07/13	140,600
10,380	City of Chicago, Neighborhoods Alive 21, Series B-4, GO, VRDO, LOC: Bank of New York Mellon, 0.110%, 03/01/13	10,380
	City of Chicago, Water, Senior Lien,
19,055	Subseries 04-1, Rev., VRDO, 0.130%, 03/07/13	19,055
9,525	Subseries 04-2, Rev., VRDO, 0.130%, 03/07/13	9,525

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Illinois — Continued
4,300	City of Galesburg, Knox College Project, Rev., VRDO, LOC: PNC Bank N.A., 0.120%, 03/07/13	4,300
	Deutsche Bank Spears/Lifers Trust Various States,
10,235	GO, VRDO, FGIC, 0.130%, 03/07/13	10,235
25,250	Series DB-288, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	25,250
28,555	Series DB-300, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	28,555
10,880	Series DB-307, Rev., VRDO, NATL-RE, 0.170%, 03/07/13	10,880
20,965	Series DB-315, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	20,965
18,085	Series DB-322, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	18,085
22,750	Series DB-365, GO, VRDO, AGM, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	22,750
10,855	Series DB-368, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.150%, 03/07/13	10,855
17,070	Series DB-393, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	17,070
58,320	Series DB-476, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	58,320
14,815	Series DB-494, GO, VRDO, FGIC, 0.120%, 03/07/13	14,815
50,815	Series DB-601, Rev., VRDO, 0.120%, 03/07/13	50,815
27,961	Series DB-623, Rev., VRDO, NATL-RE, 0.120%, 03/07/13	27,961
32,735	Series DB-1032, Rev., VRDO, LIQ: Deutsche Bank AG, 0.130%, 03/07/13 (e)	32,735
21,596	Series DBE-653, GO, VRDO, NATL-RE-IBC, FGIC, 0.120%, 03/07/13	21,596
10,185	Eclipse Funding Trust, Solar Eclipse, Chicago, Series 2006-0131, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	10,185
3,000	Illinois Educational Facilities Authority, St. Xavier University Project, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.150%, 03/07/13	3,000
10,000	Illinois Finance Authority, IDR, Residential Rental, Rev., VRDO, FHLMC, 0.150%, 03/07/13	10,000
40,400	Illinois Finance Authority, Symphony Orchestra, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/07/13	40,400

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — Continued
	Illinois Finance Authority, University of Chicago Medical Centre,
46,250	Series A, Rev., VRDO, LOC: Bank of America N.A., 0.110%, 03/01/13	46,250
11,250	Series B, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.090%, 03/01/13	11,250
	Illinois Housing Development Authority, Homeowner Mortgage,
10,175	Series A-3, Rev., VRDO, AMT, 0.110%, 03/07/13	10,175
7,500	Series C-3, Rev., VRDO, AMT, 0.110%, 03/07/13	7,500
4,500	Illinois Housing Development Authority, Multi-Family Housing, Southern Hills/Orlando, Series B, Rev., VRDO, AGM, 0.230%, 03/07/13	4,500
21,200	Jackson-Union Counties Regional Port District, Enron Transaction Services, Rev., VRDO, 0.130%, 03/07/13	21,200
1,440	Lake County IDR, A.L. Hansen Manufacturing Co. Project, Rev., VRDO, LOC: BMO Harris Bank N.A., 0.220%, 03/07/13	1,440
11,125	Puttable Floating Option Tax-Exempt Receipts, Series MT-709, GO, VRDO, 0.100%, 03/07/13 (e)	11,125
11,140	RBC Municipal Products, Inc. Trust, Floater Certificates, Series O, Rev., VRDO, 0.160%, 03/07/13 (e)	11,140
10,700	Village of Justice, Multi-Family Housing, Candlewood Apartments Project, Rev., VRDO, FNMA, 0.130%, 03/07/13	10,700
10,200	Village of Romeoville, Will County, Lewis University, Series B, Rev., VAR, LOC: Wells Fargo Bank N.A., 0.100%, 03/01/13	10,200
9,900	Will County, Environmental Facilities, ExxonMobil Project, Rev., VRDO, 0.110%, 03/01/13	9,900

		845,672

	Indiana — 1.3%
28,955	Deutsche Bank Spears/Lifers Trust Various States, Series DB-355, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	28,955
9,415	Eclipse Funding Trust, Solar Eclipse, Series 2007-0098, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	9,415
13,470	Eclipse Funding Trust, Solar Eclipse, Carmel, Series 2006-0120, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	13,470

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	39

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Indiana — Continued
25,525	Eclipse Funding Trust, Solar Eclipse, Decatur, Series 2006-0162, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	25,525
17,180	Eclipse Funding Trust, Solar Eclipse, Indiana, Series 2006-0092, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	17,180
17,580	Indiana Finance Authority Environmental Refunding, Duke Energy Indiana, Inc. Project, Series A-5, Rev., VRDO, LOC: Sumitomo Mitsui Banking Corp., 0.090%, 03/01/13	17,580
28,535	Indiana Finance Authority, Community Health Network Project, Series A, Rev., VRDO, 0.090%, 03/07/13	28,535
69,335	Indiana Finance Authority, Parkview Health System, Series C, Rev., VRDO, 0.110%, 03/07/13	69,335
30,425	Indiana Finance Authority, University Health, Series E, Rev., VRDO, LOC: Bank of America N.A, 0.100%, 03/07/13	30,425
10,015	Puttable Floating Option Tax-Exempt Receipts, Series PT-3986, Rev., VRDO, FGIC, LIQ: Wells Fargo Bank N.A., 0.110%, 03/07/13	10,015

		250,435

	Iowa — 0.3%
23,000	City of Iowa Act, Inc., Rev., VRDO, LOC: U.S. Bank N.A., 0.150%, 03/01/13	23,000
18,240	Eclipse Funding Trust, Solar Eclipse, Series 2007-0109, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	18,240
10,300	Iowa Finance Authority, Single Family Mortgage, Series C, Rev., VRDO, AMT, GNMA/FNMA, 0.130%, 03/07/13	10,300

		51,540

	Kansas — 0.3%
14,000	Kansas Development Finance Authority, KU Health System, Series J, Rev., VRDO, 0.130%, 03/01/13	14,000
18,885	University of Kansas Hospital Authority, KU Health System, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/01/13	18,885
19,230	Wyandotte County-Kansas City Unified Government, Municipal Temporary Notes, Series I, GO, 0.240%, 03/01/13	19,230

		52,115

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Kentucky — 0.1%
7,810	City of Jeffersontown, Lease Program, Kentucky League of Cities Funding Trust, Rev., VRDO, 0.110%, 03/07/13	7,810
7,990	Kentucky State Property & Buildings Commission, Series ROCS-RR-II-R-11767, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.160%, 03/07/13 (e)	7,990

		15,800

	Louisiana — 0.4%
18,560	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1012, Rev., VRDO, 0.160%, 03/07/13	18,560
1,500	East Baton Rouge Parish Industrial Development Board, Inc., ExxonMobil Project, Series A, Rev., VRDO, 0.090%, 03/01/13	1,500
17,855	Eclipse Funding Trust, Solar Eclipse, Series 2007-0112, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	17,855
19,760	Parish of St. John the Baptist, Series 2116, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.110%, 03/07/13	19,760
	State of Louisiana, Gas & Fuels Tax,
10,000	Series ROCS-RR-II-R-11769, Rev., VRDO, AGM, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	10,000
7,240	Series ROCS-RR-II-R-11899, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	7,240

		74,915

	Maryland — 0.9%
50,000	Maryland Economic Development Corp., Multi-Modal, Howard Hughes Medical Institute Project, Series B, Rev., VRDO, 0.120%, 03/07/13	50,000
19,100	Maryland Stadium Authority, Sports Facilities, Football Stadium, Rev., VRDO, 0.100%, 03/07/13	19,100
3,135	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Avalon Lea Apartment Project, Rev., VRDO, FNMA, 0.120%, 03/07/13	3,135
6,400	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Parklane Apartments, Series C, Rev., VRDO, FNMA, 0.110%, 03/07/13	6,400

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Maryland — Continued
1,000	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Residential, Series I, Rev., VRDO, AMT, 0.110%, 03/07/13	1,000
11,700	Maryland State Community Development Administration, Department of Housing & Community Development, Multi-Family Housing, Walker Mews Apartments, Series A, Rev., VRDO, FHLMC, 0.130%, 03/07/13	11,700
15,200	Maryland State Community Development Administration, Multi-Family, Series E, Rev., VRDO, 0.120%, 03/07/13	15,200
12,344	Maryland State Health & Higher Educational Facilities Authority, Pooled Loan Program, Series D, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/07/13	12,344
2,000	Montgomery County Housing Opportunities Commission Housing Revenue, Oakfield Apartments, Issue I, Rev., VRDO, AMT, FNMA, 0.120%, 03/07/13	2,000
	Washington Suburban Sanitary District,
7,500	Series A, BAN, GO, VRDO, LOC: Bank of America N.A., 0.160%, 03/07/13	7,500
26,800	Series A-7, BAN, GO, VRDO, 0.140%, 03/07/13	26,800
21,000	Wells Fargo Stage Trust, Series 16C, Rev., VRDO, AGM, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	21,000

		176,179

	Massachusetts — 1.7%
33,200	Commonwealth of Massachusetts, Central Artery, Series A, GO, VRDO, 0.150%, 03/01/13	33,200
	Eclipse Funding Trust, Solar Eclipse, Massachusetts,
13,790	Series 2007-0010, Rev., VRDO, 0.110%, 03/07/13	13,790
30,670	Series 2007-0032, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	30,670
8,900	Massachusetts Development Finance Agency, Eaglebrook School, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	8,900
3,300	Massachusetts Development Finance Agency, First Mortgage Brookhaven, Series B, Rev., VRDO, LOC: Fleet National Bank, 0.220%, 03/07/13	3,300
30,800	Massachusetts Development Finance Agency, Partners HealthCare System, Series K, Rev., VRDO, 0.050%, 03/07/13	30,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Massachusetts — Continued
12,115	Massachusetts Educational Financing Authority, Series ROCS-RR-II-R-11649, Rev., VRDO, AGC, LIQ: Citibank N.A., 0.190%, 03/07/13 (e)	12,115
17,200	Massachusetts Health & Educational Facilities Authority, Baystate Medical Center, Series G, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.080%, 03/01/13	17,200
	Massachusetts Health & Educational Facilities Authority, Capital Asset Program,
31,310	Series M-2, Rev., VRDO, LOC: Fleet National Bank, 0.150%, 03/07/13	31,310
8,900	Series M-4A, Rev., VRDO, LOC: Bank of America N.A., 0.140%, 03/07/13	8,900
55,300	Massachusetts Health & Educational Facilities Authority, Museum of Fine Arts, Series A-1, Rev., VRDO, 0.110%, 03/01/13	55,300
35,600	Massachusetts Health & Educational Facilities Authority, Partners Healthcare System, Series I-2, Rev., VRDO, 0.100%, 03/07/13	35,600
53,900	Massachusetts Water Resources Authority, Multimodal, Series B, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.110%, 03/07/13	53,900

		334,985

	Michigan — 2.0%
	Deutsche Bank Spears/Lifers Trust Various States,
215	Series DB-302, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	215
64,720	Series DB-515, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	64,720
100	Farmington Hills Hospital Finance Authority, Botsford Obligated, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/01/13	100
53,795	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, 0.110%, 03/07/13	53,795
12,700	Michigan State Housing Development Authority, Single Family Housing, Series D, Rev., VRDO, AMT, 0.130%, 03/07/13	12,700
	Michigan State Housing Development Authority, Single Family Mortgage,
6,315	Series C, Rev., VRDO, 0.110%, 03/07/13	6,315
68,500	Series E, Rev., VRDO, AMT, 0.130%, 03/07/13	68,500
40,800	Michigan Strategic Fund, Van Andel Research, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	40,800

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	41

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Michigan — Continued
	RBC Municipal Products, Inc. Trust, Floater Certificates,
48,745	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, 0.160%, 03/07/13	48,745
31,295	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, 0.160%, 03/07/13	31,295
	University of Michigan,
2,400	Series A, Rev., VRDO, 0.090%, 03/01/13	2,400
53,000	Series B, Rev., VRDO, 0.090%, 03/07/13	53,000
3,000	Series D-1, Rev., VRDO, 0.060%, 03/01/13	3,000

		385,585

	Minnesota — 1.9%
51,925	City of Rochester, Health Care Mayo Clinic, Series A, Rev., VRDO, 0.100%, 03/07/13	51,925
15,000	Farmington Independent School District No. 192, GO, 1.500%, 09/02/13	15,091
41,200	Hennepin County Sales Tax Revenue, Ballpark Project, Third Lien, Series C, Rev., VRDO, 0.110%, 03/07/13	41,200
11,600	Midwest Consortium of Municipal Utilities, Draw Down Association Financing Project, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/13	11,600
20,725	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Health Care Facilities, Series A, Rev., VRDO, AGM, 0.150%, 03/01/13	20,725
	Minneapolis & St. Paul Housing & Redevelopment Authority, Children’s Hospital & Clinics,
38,225	Series A, Rev., VRDO, AGM, 0.150%, 03/01/13	38,225
47,500	Series A, Rev., VRDO, AGM, 0.150%, 03/01/13	47,500
	Minnesota Housing Finance Agency, Residential Housing,
11,800	Series B, Rev., VRDO, AMT, 0.120%, 03/07/13	11,800
4,900	Series C, Rev., VRDO, AMT, 0.120%, 03/07/13	4,900
20,000	Series C, Rev., VRDO, AMT, 0.120%, 03/07/13	20,000
15,395	Series J, Rev., VRDO, AMT, 0.120%, 03/07/13	15,395
40,000	Minnesota School District Capital Equipment Borrowing Program, Series A, Rev., 2.000%, 09/10/13	40,372

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Minnesota — Continued
17,885	Minnesota State Housing Finance Agency, Residential Housing Finance, Rev., VRDO, AMT, 0.120%, 03/07/13	17,885
24,990	RBC Municipal Products, Inc. Trust, Floater Certificates, Series E-19, Rev., VRDO, LIQ: Royal Bank of Canada, 0.110%, 03/07/13 (e)	24,990

		361,608

	Mississippi — 0.9%
	Mississippi Business Finance Corp., Gulf Opportunity Zone Industrial Development, Chevron USA, Inc. Project,
9,375	Series C, Rev., VRDO, 0.090%, 03/01/13	9,375
14,050	Series E, Rev., VRDO, 0.100%, 03/01/13	14,050
40,000	Series E, Rev., VRDO, 0.100%, 03/07/13	40,000
12,470	Series E, Rev., VRDO, 0.110%, 03/01/13	12,470
8,050	Series F, Rev., VRDO, 0.090%, 03/07/13	8,050
33,500	Series F, Rev., VRDO, 0.100%, 03/01/13	33,500
10,000	Series G, Rev., VRDO, 0.090%, 03/01/13	10,000
42,850	Series G, Rev., VRDO, 0.110%, 03/01/13	42,850

		170,295

	Missouri — 1.1%
34,525	City of St. Louis Missouri Airport, Series DB-161, Rev., VRDO, NATL-RE, LIQ: Merrill Lynch Capital Services, Inc., 0.120%, 03/07/13	34,525
11,785	Eclipse Funding Trust, Solar Eclipse, Series 2007-0062, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	11,785
1,575	Kansas City IDA, IDR, Livers Bronze Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.310%, 03/07/13	1,575
	Missouri State Health & Educational Facilities Authority, BJC Health System,
17,700	Series A, Rev., VRDO, 0.100%, 03/01/13	17,700
43,325	Series B, Rev., VRDO, 0.100%, 03/07/13	43,325
88,135	Missouri State Health & Educational Facilities Authority, SSM Health Care Services, Series C-4, Rev., VRDO, 0.130%, 03/07/13	88,135
7,030	Missouri State Health & Educational Facilities Authority, St. Francis Medical Center, Series A, Rev., VRDO, LOC: Dexia Credit Local, 0.090%, 03/01/13	7,030
9,900	Missouri State Health & Educational Facilities Authority, Washington University, Series C, Rev., VRDO, 0.090%, 03/01/13	9,900

		213,975

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Nebraska — 0.2%
18,750	Eclipse Funding Trust, Solar Eclipse, Omaha, Series 2006-0141, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13 (e)	18,750
17,995	Nebraska Public Power District, EAGLE, Series 2007-0013, Rev., VRDO, BHAC, AGM-CR, FGIC, 0.130%, 03/07/13	17,995

		36,745

	Nevada — 1.0%
32,600	Austin Trust Various States, Series 2008-1153, GO, VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13	32,600
30,380	Clark County School District, Series 174, GO, VRDO, AMBAC, LIQ: Wells Fargo Bank N.A., 0.130%, 03/07/13	30,380
	Deutsche Bank Spears/Lifers Trust Various States,
22,820	Series DB-663, GO, VRDO, AGM-CR, AMBAC, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	22,820
7,160	Series DBE-643, Rev., VRDO, AMBAC, 0.140%, 03/07/13	7,160
12,720	Eclipse Funding Trust, Solar Eclipse, Henderson, Series 2006-0094, GO, VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	12,720
19,970	Eclipse Funding Trust, Solar Eclipse, Truckee Meadows, Series 2007-0015, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	19,970
	Nevada Housing Division, Multi-Unit Housing,
8,750	Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.140%, 03/07/13	8,750
10,900	Series A, Rev., VRDO, LOC: Wachovia Bank N.A., 0.260%, 03/07/13	10,900
3,075	Series M, Rev., VRDO, 0.140%, 03/07/13	3,075
9,500	Nevada Housing Division, Multi-Unit Housing, Flamingo Road, Series A, Rev., VRDO, LOC: Exchange Bank, 0.110%, 03/07/13 (e)	9,500
7,800	Nevada Housing Division, Multi-Unit Housing, Fort Apache, Series A, Rev., VRDO, LOC: Exchange Bank, 0.110%, 03/07/13	7,800
3,430	Nevada Housing Division, Multi-Unit Housing, Horizon, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	3,430
17,850	Nevada Housing Division, Multi-Unit Housing, Reno Apartments, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	17,850
12,710	Nevada Housing Division, Multi-Unit Housing, Silverado, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	12,710

		199,665

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New Hampshire — 0.3%
11,100	New Hampshire Business Finance Authority, Mark H. Wentworth Home, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	11,100
	New Hampshire Health & Education Facilities Authority, University System,
12,100	Series A-1, Rev., VRDO, 0.110%, 03/01/13	12,100
17,145	Series B, Rev., VRDO, 0.100%, 03/01/13	17,145
12,350	New Hampshire Housing Finance Authority, Multi-Family Housing, Series 2034, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.160%, 03/07/13	12,350

		52,695

	New Jersey — 6.0%
	Deutsche Bank Spears/Lifers Trust Various States,
23,565	Rev., VRDO, 0.160%, 03/07/13 (e)	23,565
37,175	Series DB-297, Rev., VRDO, NATL-RE, FGIC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	37,175
37,285	Series DB-339, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	37,285
11,860	Series DB-343, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.130%, 03/07/13	11,860
50,985	Series DB-447, Rev., VRDO, AGM, AMBAC, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	50,985
40,565	Series DB-624, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.110%, 03/07/13	40,565
37,910	New Jersey Health Care Facilities Financing Authority, Series 3018, Rev., VRDO, AGC, LIQ: Morgan Stanley Bank, 0.160%, 03/07/13 (e)	37,910
5,560	New Jersey Health Care Facilities Financing Authority, MERLOTS, Series F01, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	5,560
14,365	New Jersey Health Care Facilities Financing Authority, Somerset Medical Center, Rev., VRDO, LOC: TD Bank N.A., 0.090%, 03/07/13	14,365
	New Jersey State Housing & Mortgage Finance Agency, Single Family Housing,
17,200	Series R, Rev., VRDO, 0.120%, 03/07/13	17,200
96,375	Series V, Rev., VRDO, AMT, 0.120%, 03/07/13	96,375
575,000	State of New Jersey, Tax and Revenue, Series C, Rev., TRAN, 2.500%, 06/27/13	579,017

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	43

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New Jersey — Continued
102,600	Township of Woodbridge, GO, 1.500%, 08/23/13	103,089
	Wells Fargo Stage Trust,
19,940	Series 2009-10C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	19,940
83,470	Series 28C, Rev., VRDO, NATL-RE, AMBAC-TCRS, Bank of New York, 0.100%, 03/07/13 (e)	83,470

		1,158,361

	New Mexico — 0.1%
18,240	Eclipse Funding Trust, Solar Eclipse, New Mexico, Series 2006-0114, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	18,240

	New York — 17.9%
20,520	Albany New York Bond, GO, 1.000%, 07/05/13	20,569
	Austin Trust Various States,
11,250	Rev., VRDO, AGM, 0.110%, 03/07/13 (e)	11,250
15,980	Series 2008-1092, Rev., VRDO, LIQ: Bank of America N.A., 0.160%, 03/07/13	15,980
15,260	Series 2008-1198, GO, VRDO, AGM, LIQ: Bank of America N.A., 0.110%, 03/07/13 (e)	15,260
	Deutsche Bank Spears/Lifers Trust Various States,
19,355	Series DB-1033X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	19,355
13,210	Series DBE-1018, Rev., VAR, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	13,210
10,360	Eclipse Funding Trust, Solar Eclipse, Metropolitan, Series 2006-0028, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	10,360
	Eclipse Funding Trust, Solar Eclipse, New York,
6,350	Series 2006-0045, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	6,350
20,580	Series 2006-0159, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	20,580
32,479	Liverpool Central School District, Series A, GO, 1.000%, 06/14/13	32,544
	Metropolitan Transportation Authority,
33,500	Series G1, Rev., VRDO, LOC: Bank of Nova Scotia, 0.110%, 03/07/13	33,500
138,500	Subseries D-1, Rev., VRDO, LOC: Helaba, 0.130%, 03/07/13	138,500
80,350	Subseries D-2, Rev., VRDO, LOC: Helaba, 0.110%, 03/01/13	80,350

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
	Metropolitan Transportation Authority, Dedicated Tax Fund,
62,795	Series A-1, Rev., VRDO, LOC: Morgan Stanley Bank, 0.100%, 03/07/13	62,795
16,400	Series A-2, Rev., VRDO, 0.090%, 03/07/13	16,400
	Metropolitan Transportation Authority, EAGLE,
19,800	Series 2005-3019, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Helaba, 0.120%, 03/07/13	19,800
19,050	Series 2006-0103, Class A, Rev., VRDO, BHAC, AGM-CR, AMBAC, LIQ: Citibank N.A., 0.120%, 03/07/13	19,050
	New York City,
12,430	Series A-3, GO, VRDO, 0.110%, 03/01/13	12,430
29,100	Series B2, Subseries B-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	29,100
60,150	Series E, Subseries E-3, GO, VRDO, LOC: Bank of America N.A., 0.080%, 03/07/13	60,150
11,500	Series F-4, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/07/13	11,500
112,600	Series G, Subseries G-3, GO, VRDO, 0.110%, 03/07/13	112,600
4,000	Series G, Subseries G-4, GO, VRDO, 0.100%, 03/01/13	4,000
1,000	Series H, Subseries H-3, GO, VRDO, AGM, 0.100%, 03/01/13	1,000
6,950	Series I, Subseries I-3, GO, VRDO, LOC: Bank of America N.A., 0.130%, 03/01/13	6,950
11,000	Subseries A-3, GO, VRDO, 0.090%, 03/01/13	11,000
17,850	Subseries A-3, GO, VRDO, 0.110%, 03/07/13	17,850
11,000	Subseries A-4, GO, VRDO, LOC: Bank of Nova Scotia, 0.100%, 03/07/13	11,000
12,750	Subseries A-4, GO, VRDO, 0.100%, 03/07/13	12,750
8,750	Subseries A-6, GO, VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	8,750
5,000	Subseries C-4, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.110%, 03/07/13	5,000
13,090	Subseries C-5, GO, VRDO, LOC: Bank of New York Mellon, 0.090%, 03/07/13	13,090
7,700	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.110%, 03/01/13	7,700
7,150	Subseries E-4, GO, VRDO, LOC: BNP Paribas, 0.110%, 03/01/13	7,150

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
85,950	Subseries G-6, GO, VRDO, 0.110%, 03/01/13	85,950
3,750	Subseries G-7, GO, VRDO, LOC: Bank of Tokyo-Mitsubishi UFJ Ltd., 0.100%, 03/01/13	3,750
100	Subseries H-1, GO, VRDO, LOC: Bank of New York Mellon, 0.090%, 03/01/13	100
1,325	Subseries H-4, GO, VRDO, LOC: Bank of New York Mellon, 0.090%, 03/01/13	1,325
39,240	Subseries J-4, GO, VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13	39,240
26,750	Subseries L-3, GO, VRDO, 0.120%, 03/01/13	26,750
11,350	Subseries L-4, GO, VRDO, 0.090%, 03/01/13	11,350
2,825	New York City Housing Development Corp., Series 2899, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.100%, 03/07/13	2,825
3,850	New York City Housing Development Corp., Multi-Family Housing, Series ROCS-RR-II-R-13100, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13 (e)	3,850
22,000	New York City Housing Development Corp., Multi-Family Housing, 20 Exchange Place, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.140%, 03/07/13	22,000
7,850	New York City Housing Development Corp., Multi-Family Housing, 245 East 124th Street, Non AMT, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.120%, 03/07/13	7,850
7,255	New York City Housing Development Corp., Multi-Family Housing, 500 East 165th Street Apartments, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/07/13	7,255
5,900	New York City Housing Development Corp., Multi-Family Housing, 90 Washington Street, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.120%, 03/07/13	5,900
13,600	New York City Housing Development Corp., Multi-Family Housing, Highbridge Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, LOC: HSBC Bank USA N.A., 0.120%, 03/07/13	13,600
4,300	New York City Housing Development Corp., Multi-Family Housing, Monterey, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.080%, 03/07/13	4,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
4,760	New York City Housing Development Corp., Multi-Family Housing, Ogden Ave. Apartments, Series A, Rev., VRDO, FNMA, LOC: Fleet National Bank, 0.120%, 03/07/13	4,760
7,800	New York City Housing Development Corp., Multi-Family Housing, Royal Properties, Series A, Rev., VRDO, FNMA, 0.080%, 03/07/13	7,800
8,645	New York City Housing Development Corp., Multi-Family Housing, The Plaza, Series A, Rev., VRDO, LOC: Citibank N.A., 0.150%, 03/07/13	8,645
2,930	New York City Housing Development Corp., Multi-Family Housing, West 89th Street Development, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	2,930
9,200	New York City Industrial Development Agency, Liberty Facilities Hanson Office, Rev., VRDO, LOC: Capital One N.A., 0.110%, 03/07/13	9,200
32,100	New York City Municipal Water Finance Authority, Subseries B-2, Rev., VRDO, 0.100%, 03/01/13	32,100
	New York City Municipal Water Finance Authority, Water & Sewer System,
10,000	Series B, Rev., VRDO, 0.100%, 03/01/13	10,000
90,730	Series F, Subseries F-2, Rev., VRDO, 0.120%, 03/01/13	90,730
11,800	Subseries A-2, Rev., VRDO, 0.090%, 03/01/13	11,800
122,740	Subseries B-3, Rev., VRDO, 0.120%, 03/01/13	122,740
	New York City Municipal Water Finance Authority, Water & Sewer System, Second General Resolution,
50,000	Series BB-1, Rev., VRDO, 0.100%, 03/01/13	50,000
84,830	Series BB-2, Rev., VRDO, 0.110%, 03/01/13	84,830
20,000	Series BB-2, Rev., VRDO, 0.120%, 03/07/13	20,000
50,455	Series BB-3, Rev., VRDO, 0.090%, 03/07/13	50,455
14,850	Series CC-1, Rev., VRDO, 0.100%, 03/01/13	14,850
18,525	Series DD-2, Rev., VRDO, 0.070%, 03/01/13	18,525
6,250	Series DD-3A, Rev., VRDO, 0.090%, 03/01/13	6,250

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	45

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
2,600	Subseries AA-1, Rev., VRDO, 0.100%, 03/01/13	2,600
7,150	Subseries AA-1A, Rev., VRDO, 0.100%, 03/01/13	7,150
28,050	Subseries FF-1, Rev., VRDO, 0.120%, 03/01/13	28,050
	New York City Transitional Finance Authority,
12,760	Series ROCS-RR-II-R-12054, Rev., VRDO, AGM-CR, FGIC, LIQ: Helaba, 0.130%, 03/07/13	12,760
6,310	Subseries 2-D, Rev., VRDO, LOC: LLoyds TSB Bank plc, 0.110%, 03/07/13	6,310
19,965	Subseries 2-F, Rev., VRDO, LOC: Bayerische Landesbank, 0.160%, 03/01/13	19,965
	New York City Transitional Finance Authority, EAGLE,
48,260	Series 2007-0004, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Citibank N.A., 0.130%, 03/07/13	48,260
36,060	Series 2007-0014, Class A, Rev., VRDO, AGM-CR, FGIC, LIQ: Helaba, 0.120%, 03/07/13	36,060
	New York City Transitional Finance Authority, Future Tax Secured,
47,400	Series B, Rev., VRDO, 0.160%, 03/01/13	47,400
42,700	Series C, VRDO, 0.130%, 03/07/13	42,700
4,500	Subseries A-5, Rev., VRDO, 0.090%, 03/01/13	4,500
4,400	Subseries A-6, Rev., VRDO, 0.100%, 03/01/13	4,400
37,100	Subseries C-4, Rev., VRDO, LOC: Helaba, 0.100%, 03/01/13	37,100
2,415	Subseries C-5, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13	2,415
	New York City Transitional Finance Authority, New York City Recovery,
3,160	Series 1, Subseries 1A, Rev., VRDO, 0.140%, 03/07/13	3,160
25,965	Series 3, Subseries 3-E, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.160%, 03/01/13	25,965
6,550	Series 3, Subseries 3-H, Rev., VRDO, 0.100%, 03/01/13	6,550
19,925	New York City Trust for Cultural Resources, American Musuem of Natural History, Rev., VRDO, 0.080%, 03/07/13	19,925
	New York City, Fiscal 2008,
62,040	Subseries J-6, GO, VRDO, 0.120%, 03/01/13	62,040

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
4,150	Subseries J-9, GO, VRDO, 0.100%, 03/07/13	4,150
15,000	New York Liberty Development Corp., Series ROCS-RR-II-R-11883, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13 (e)	15,000
	New York Liberty Development Corp., World Trade Center,
308,390	Series A, Rev., VAR, 0.250%, 05/22/13	308,390
20,000	Series A, Rev., 0.250%, 05/22/13	20,000
18,685	New York Liberty Development Project, Series ROCS-RR-II-R-11868, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13 (e)	18,685
13,600	New York State Dormitory Authority, Series ROCS-RR II R-14018, Rev., VRDO, 0.120%, 03/07/13 (e)	13,600
20,800	New York State Dormitory Authority, City University, Series D, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	20,800
50,000	New York State Dormitory Authority, City University System Consolidated Fifth General Resolution, Series C, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	50,000
2,600	New York State Dormitory Authority, Cornell University, Series B, Rev., VRDO, 0.110%, 03/07/13	2,600
85,175	New York State Dormitory Authority, Court Facilities Lease, Series B, Rev., VRDO, LOC: Bayerische Landesbank, 0.120%, 03/07/13	85,175
11,680	New York State Dormitory Authority, EAGLE, Series 2006-0138, Rev., VRDO, LIQ: Citibank N.A., 0.130%, 03/07/13	11,680
10,490	New York State Dormitory Authority, Royal, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.080%, 03/07/13	10,490
1,800	New York State Housing Finance Agency, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	1,800
2,755	New York State Housing Finance Agency, 10 Barclay Street, Series A, Rev., VRDO, FNMA, 0.100%, 03/07/13	2,755
8,000	New York State Housing Finance Agency, 101 West End, Rev., VRDO, FNMA, 0.110%, 03/07/13	8,000
55,355	New York State Housing Finance Agency, 111 Nassau Street Housing, Series A, Rev., VRDO, 0.160%, 03/01/13	55,355
4,100	New York State Housing Finance Agency, 150 East 44th Street, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	4,100

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
44,300	New York State Housing Finance Agency, 188 Ludlow Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.120%, 03/07/13	44,300
4,200	New York State Housing Finance Agency, 240 East 39th Street Housing, Series A, Rev., VRDO, LOC: FNMA, 0.100%, 03/07/13	4,200
30,600	New York State Housing Finance Agency, 250 West 93rd Street, Series 2005-A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.200%, 03/07/13	30,600
7,200	New York State Housing Finance Agency, 345 East 94th Street Housing, Series A, Rev., VRDO, FHLMC, 0.110%, 03/07/13	7,200
12,730	New York State Housing Finance Agency, 350 West 43rd Street, Series A, Rev., VRDO, 0.120%, 03/01/13	12,730
3,200	New York State Housing Finance Agency, 360 West 43rd Street, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	3,200
9,600	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/07/13	9,600
42,200	New York State Housing Finance Agency, 8 East 102nd Street Housing, Series A, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	42,200
93,600	New York State Housing Finance Agency, 88 Leonard Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	93,600
10,300	New York State Housing Finance Agency, Bennington Hills Housing, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	10,300
9,550	New York State Housing Finance Agency, Chelsea Arms Housing, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	9,550
7,400	New York State Housing Finance Agency, East 84th Street, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.100%, 03/07/13	7,400
18,250	New York State Housing Finance Agency, Helena Housing, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.120%, 03/07/13	18,250
28,550	New York State Housing Finance Agency, Historic Front Street Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	28,550
7,050	New York State Housing Finance Agency, North End, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	7,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	New York — Continued
21,480	New York State Housing Finance Agency, Parkledge Apartments Housing, Series A, Rev., VRDO, FHLMC, 0.150%, 03/07/13	21,480
6,680	New York State Housing Finance Agency, Talleyrand Crescent, Rev., VRDO, FNMA, 0.110%, 03/07/13	6,680
11,300	New York State Housing Finance Agency, Theater Row, Series A, Rev., VRDO, FHLMC, LOC: Bayerische Landesbank, 0.110%, 03/07/13	11,300
59,065	New York State Housing Finance Agency, Tribeca Green Housing, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.130%, 03/07/13	59,065
4,850	New York State Housing Finance Agency, Union Square South Housing, Series A, Rev., VRDO, FNMA, 0.100%, 03/07/13	4,850
10,000	New York State Housing Finance Agency, Victory Housing, Series A, Rev., VRDO, FHLMC, 0.110%, 03/07/13	10,000
7,700	New York State Housing Finance Agency, West 33rd Street Housing, Series A, Rev., VRDO, FNMA, LOC: FNMA, 0.100%, 03/07/13	7,700
2,500	New York State Housing Finance Agency, West 38th Street, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	2,500
100	New York State Housing Finance Agency, Weyant Green Apartments, Series A, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	100
	New York State Housing Finance Agency, Worth Street,
3,400	Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	3,400
2,100	Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	2,100
2,300	New York State Thruway Authority, Series 3134X, Rev., VRDO, AGM, 0.190%, 03/07/13 (e)	2,300
13,475	New York State Urban Development Corp., Series ROCS-RR-II-R-12321, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	13,475
	Puttable Floating Option Tax-Exempt Receipts,
14,115	Series PT-4697, GO, VRDO, AGM, Q-SBLF, LIQ: Bank of America N.A., 0.190%, 03/07/13	14,115
8,580	Series PT-4700, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13 (e)	8,580
17,815	Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.280%, 03/07/13 (e)	17,815

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	47

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
50,000	Rib Floater Trust Various States, Series 2W, Rev., VRDO, LIQ: Barclays Bank plc, 0.180%, 09/30/13 (e) (i) (w)	50,000
37,000	Sachem Central School District, GO, 1.000%, 06/20/13	37,081
	Triborough Bridge & Tunnel Authority,
40,000	Series F, Rev., VRDO, 0.160%, 03/01/13	40,000
7,635	Subseries B-3, Rev., VRDO, 0.130%, 03/07/13	7,635
	Triborough Bridge & Tunnel Authority, MTA Bridges and Tunnels,
9,700	Series A, Subseries A-1, Rev., VRDO, 0.100%, 03/01/13	9,700
1,100	Series B, Subseries B-3, Rev., VRDO, 0.090%, 03/01/13	1,100
2,450	Subseries B-2C, Rev., VRDO, 0.090%, 03/01/13	2,450
25,417	Union Endicott Central School District, GO, 1.250%, 06/27/13	25,493
	Wells Fargo Stage Trust,
17,890	Series 2009-12C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	17,890
19,405	Series 2009-77C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	19,405
9,780	Series 20C, COP, VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13 (e)	9,780

		3,434,147

	North Carolina — 3.1%
28,295	Buncombe County Metropolitan Sewerage District, Series A, Rev., VRDO, 0.110%, 03/07/13	28,295
	City of Charlotte, Douglas International,
30,570	Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	30,570
17,030	Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	17,030
6,820	City of Charlotte, Governmental Facilities, Series F, COP, VRDO, 0.130%, 03/07/13	6,820
1,300	City of Durham, Water & Sewer Utility Systems, Rev., VRDO, 0.110%, 03/07/13	1,300
17,000	City of Raleigh, Downtown Improvement Project, Series A, COP, VRDO, 0.100%, 03/07/13	17,000
19,600	City of Raleigh, DownTown Improvement Project, Series B-1, COP, VRDO, 0.100%, 03/07/13	19,600

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	North Carolina — Continued
16,620	Durham County Industrial Facilities & Pollution Control Financing Authority, Research Triangle, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/13	16,620
28,375	Mecklenburg County, Series D, GO, VRDO, 0.210%, 09/26/13 (i)	28,375
48,000	North Carolina Capital Facilities Finance Agency, EAGLE, Series 2007-0016, Class A, Rev., VRDO, LIQ: Citibank N.A., 0.110%, 03/07/13	48,000
17,315	North Carolina Capital Facilities Finance Agency, NCCU Real Estate, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/13	17,315
43,350	North Carolina Medical Care Commission, Hugh Chatham Memorial Hospital Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.110%, 03/07/13	43,350
25,000	North Carolina Medical Care Commission, Moses Cone Health System, Series A, Rev., VRDO, 0.120%, 03/07/13	25,000
	North Carolina State University at Raleigh,
66,605	Series A, Rev., VRDO, 0.100%, 03/07/13	66,605
24,185	Series B, Rev., VRDO, 0.110%, 03/07/13	24,185
	State of North Carolina, Public Improvement,
47,355	Series D, GO, VRDO, LIQ: Landesbank Hessen-Thuringen, 0.100%, 03/07/13	47,355
41,660	Series G, GO, VRDO, 0.110%, 03/07/13	41,660
22,045	University of North Carolina at Chapel Hill, Series B, Rev., VRDO, 0.080%, 03/07/13	22,045
19,800	University of North Carolina at Chapel Hill, EAGLE, Series 2006-0024, Class A, Rev., VRDO, 0.110%, 03/07/13	19,800
	University of North Carolina at Chapel Hill, University Hospital,
31,310	Series A, Rev., VRDO, 0.110%, 03/01/13	31,310
10,000	Series A, Rev., VRDO, LIQ: Citibank N.A., 0.120%, 03/07/13	10,000
12,000	Series B, Rev., VRDO, 0.110%, 03/01/13	12,000
	Wake County, School,
18,100	Series A, GO, VRDO, 0.090%, 03/07/13	18,100
11,500	Series B, GO, VRDO, 0.090%, 03/07/13	11,500

		603,835

	Ohio — 0.6%
	Allen County, Catholic Healthcare,
30,750	Series A, Rev., VRDO, LOC: Union Bank N.A., 0.120%, 03/01/13	30,750

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Ohio — Continued
10,000	Series C, Rev., VRDO, LOC: Union Bank N.A., 0.110%, 03/01/13	10,000
4,830	County of Cuyahoga, Cleveland Clinic, Subseries B1, Rev., VRDO, 0.090%, 03/01/13	4,830
	Deutsche Bank Spears/Lifers Trust Various States,
3,800	Series DB-488, Rev., VRDO, NATL-RE, 0.120%, 03/07/13	3,800
17,955	Series DBE-1092, Rev., VRDO, 0.160%, 03/07/13 (e)	17,955
11,430	Eclipse Funding Trust, Solar Eclipse, Chilli, Series 2007-0013, GO, VRDO, 0.110%, 03/07/13	11,430
8,655	Eclipse Funding Trust, Solar Eclipse, Hamilton, Series 2006-0158, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	8,655
1,400	Franklin County, Holy Cross Health System, Rev., VRDO, 0.090%, 03/07/13	1,400
5,495	Montgomery County, Miami Valley Hospital, Series C, Rev., VRDO, 0.090%, 03/01/13	5,495
2,340	Ohio Air Quality Development Authority, Pollution, FirstEnergy, Series B, Rev., VRDO, LOC: UBS AG, 0.130%, 03/07/13	2,340
	Ohio State Higher Educational Facility Commission, Case Western Reserve University,
11,730	Series A, Rev., VRDO, 0.100%, 03/01/13	11,730
5,100	Series B-1, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/13	5,100
500	Ohio State University, Rev., VRDO, 0.080%, 03/07/13	500

		113,985

	Oklahoma — 0.4%
	Oklahoma State Capital Improvement Authority, Higher Education,
18,355	Series D1, Rev., VRDO, 0.180%, 03/01/13	18,355
17,045	Series D2, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/13	17,045
19,700	Series D3, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/13	19,700
11,625	Series D4, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/01/13	11,625
10,490	Tulsa County Home Finance Authority, Multi-Family Housing, Waterford Apartments, Rev., VRDO, FNMA, 0.120%, 03/07/13	10,490

		77,215

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oregon — 0.3%
7,800	City of Portland, Housing Authority, Multi-Family Housing, Civic Apartments Redevelopment, Rev., VRDO, AMT, FHLMC, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/13	7,800
15,450	Clackamas County Hospital Facility Authority, Legacy Health Systems, Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.110%, 03/07/13	15,450
14,000	Oregon State Department of Administrative Services, Series ROCS-RR-II-R-11742, COP, VRDO, NATL-RE, FGIC, LIQ: Citibank N.A., 0.110%, 03/07/13 (e)	14,000
5,100	Port of Portland, Portland Bulk Terminal, Rev., VRDO, LOC: Canadian Imperial Bank, 0.110%, 03/07/13	5,100
6,515	State of Oregon Housing & Community Services Department, Covenant Retirement, Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/07/13	6,515
5,315	Yamhill County Hospital Authority, Friendsview Retirement Community, Rev., VRDO, 0.130%, 03/01/13	5,315

		54,180

	Other Territories — 3.0%
	Austin Trust Various States,
17,500	Series 2008-1090, Rev., VRDO, AGM, 0.110%, 03/07/13	17,500
7,500	Series 2008-1091, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 03/07/13	7,500
15,780	BB&T Municipal Trust, Various States, Series 2025, Rev., VRDO, LIQ: Branch Banking & Trust, 0.100%, 03/07/13	15,780
	Deutsche Bank Spears/Lifers Trust Various States,
10,005	GO, VRDO, NATL-RE, 0.150%, 03/07/13	10,005
13,595	Series DB-292, Rev., VRDO, LIQ: Deutsche Bank AG, 0.130%, 03/07/13	13,595
10,285	Series DB-295, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	10,285
12,260	Series DB-325, GO, VRDO, FGIC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	12,260
15,595	Series DB-327, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.190%, 03/07/13	15,595
79,005	Series DB-331, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.170%, 03/07/13	79,005
30,430	Series DB-340, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.150%, 03/07/13	30,430

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	49

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Other Territories — Continued
19,505	Series DBE-1001, Rev., VRDO, GNMA COLL, LIQ: Deutsche Bank AG, 0.180%, 03/07/13 (e)	19,505
26,915	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, 0.160%, 03/07/13	26,915
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
92,102	Series M017, Class A, Rev., VRDO, FHLMC, 0.160%, 03/07/13	92,102
18,461	Series M019, Class A, Rev., VRDO, FHLMC, 0.160%, 03/07/13	18,461
24,247	Series M020, Class A, Rev., VRDO, FHLMC, 0.160%, 03/07/13	24,247
19,155	Series M023, Rev., VRDO, FHLMC, 0.130%, 03/07/13	19,155
18,785	Series M024, Rev., VRDO, 0.160%, 03/07/13	18,785
22,665	Series M025, Rev., VRDO, 0.170%, 03/07/13 (e)	22,665
12,225	Series M026, Rev., VRDO, 0.170%, 03/07/13	12,225
	Puttable Floating Option Tax-Exempt Receipts,
12,000	Series PT-4643, Rev., VRDO, LIQ: Bank of America N.A., 0.140%, 03/07/13 (e)	12,000
6,250	Series PT-4647, Rev., VRDO, LIQ: Bank of America N.A., 0.150%, 03/07/13 (e)	6,250
12,665	Series PT-4648, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13	12,665
7,685	Series PT-4680, Rev., VRDO, NATL-RE, LIQ: Bank of America N.A., 0.180%, 03/07/13 (e)	7,685
13,635	Series PT-4681, Rev., VRDO, LIQ: Bank of America N.A., 0.110%, 03/07/13 (e)	13,635
10,700	Series PT-4684, Rev., VRDO, AGM-CR, AMBAC, 0.360%, 03/07/13 (e)	10,700
11,250	Series PT-4704, Rev., VRDO, LIQ: Bank of America N.A., 0.180%, 03/07/13 (e)	11,250
24,355	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust, Series 2001-2, Class A, Rev., VRDO, 0.380%, 03/07/13	24,355
6,255	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, 0.170%, 03/07/13	6,255

		570,810

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pennsylvania — 3.0%
260	Allegheny County Industrial Development Authority, Longwood Oakmont, Inc., Rev., VRDO, 0.110%, 03/01/13	260
	Bucks County IDA, Grand View Hospital,
12,500	Series A, Rev., VRDO, LOC: TD Bank N.A., 0.090%, 03/07/13	12,500
7,800	Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.110%, 03/07/13	7,800
20,270	Butler County General Authority, Rev., VRDO, 0.120%, 03/07/13	20,270
23,300	City of Philadelphia, Water & Wastewater, Series B, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	23,300
29,230	Dallastown Area School District, GO, VAR, 1.513%, 03/30/13	29,269
1,900	Delaware County IDA, United Parcel Service Project, Rev., VRDO, 0.100%, 03/01/13	1,900
63,875	Delaware River Port Authority, Series B, Rev., VRDO, 0.120%, 03/07/13	63,875
	Deutsche Bank Spears/Lifers Trust Various States,
11,950	Series DB-247, Rev., VRDO, AMBAC, LIQ: Deutsche Bank AG, 0.150%, 03/07/13	11,950
34,760	Series DB-469, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.180%, 03/07/13	34,760
19,560	Series DBE-1111, Rev., VRDO, 0.160%, 03/07/13 (e)	19,560
41,700	Doylestown Hospital Authority, Series B, Rev., VRDO, LOC: PNC Bank N.A., 0.110%, 03/07/13	41,700
	Montgomery County Redevelopment Authority, Multi-Family Housing, Brookside Manors Apartments Project,
4,810	Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	4,810
2,405	Series A-T2, Rev., VRDO, 0.110%, 03/07/13	2,405
17,080	Montgomery County Redevelopment Authority, Multi-Family Housing, Kingswood Apartments Project, Series A, Rev., VRDO, FNMA, 0.110%, 03/07/13	17,080
79,940	Pennsylvania Higher Educational Facilities Authority, Series DBE-1021, Rev., VRDO, LIQ: Deutsche Bank AG, 0.210%, 03/07/13 (e)	79,940
42,870	Pennsylvania Housing Finance Agency, Single-Family Mortgage, Series 92-B, Rev., VRDO, AMT, 0.120%, 03/07/13	42,870

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Pennsylvania — Continued
29,950	Philadelphia Redevelopment Authority, Series DB-134, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	29,950
	RBC Municipal Products, Inc. Trust, Floater Certificates,
29,100	Series E-16, Rev., VRDO, 0.110%, 03/07/13 (e)	29,100
19,900	Series E-22, Rev., VRDO, LIQ: Royal Bank of Canada, 0.110%, 03/07/13 (e)	19,900
20,000	Series E-36, Rev., VRDO, 0.110%, 03/07/13 (e)	20,000
14,000	State Public School Building Authority, Series 1479, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.110%, 03/07/13	14,000
30,070	Upper Saint Clair Township, GO, VRDO, AGM, 0.190%, 03/07/13	30,070
14,080	Wells Fargo Stage Trust, Series 2008-1C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	14,080

		571,349

	Rhode Island — 0.3%
14,155	Narragansett Bay Commission Wastewater Systems, Series A, Rev., VRDO, LOC: Citizens Bank of Massachusetts, 0.100%, 03/07/13	14,155
1,940	Rhode Island Health & Educational Building Corp., International Institute of Rhode Island, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	1,940
6,650	Rhode Island Health & Educational Building Corp., Rhode Island School of Design, Series B, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13	6,650
7,000	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, Sutterfield, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.160%, 03/07/13	7,000
22,840	Rhode Island Housing & Mortgage Finance Corp., Multi-Family Housing, University Heights, Rev., VRDO, AMT, FHLMC, LIQ: FHLMC, 0.160%, 03/07/13	22,840

		52,585

	South Carolina — 0.9%
15,075	Charleston Educational Excellence Finance Corp., Series ROCS-RR-II-R-481X, Rev., VRDO, AGC-IGC, LIQ: Citibank N.A., 0.130%, 03/07/13	15,075

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	South Carolina — Continued
62,960	City of Columbia, Waterworks & Sewer System, Rev., VRDO, LOC: U.S. Bank N.A., 0.090%, 03/01/13	62,960
10,725	City of North Charleston, Public Facilities Convention, COP, VRDO, LOC: Bank of America N.A., 0.120%, 03/07/13	10,725
30,540	Eclipse Funding Trust, Solar Eclipse, SCAGO, Series 2007-0003, Rev., VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	30,540
700	South Carolina Educational Facilities Authority, Morris College Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.260%, 03/07/13	700
27,200	South Carolina Higher Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.100%, 03/01/13	27,200
1,115	South Carolina Jobs & EDA, South Carolina Catholic Diocese Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.270%, 03/07/13	1,115
2,950	South Carolina Jobs & EDA, Thompson Steel Co., Inc., Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.360%, 03/07/13	2,950
10,640	South Carolina State Public Service Authority, Series 3065X, Rev., VRDO, 0.110%, 03/07/13 (e)	10,640
10,000	South Carolina State Public Service Authority, EAGLE, Series 2006-0007, Class A, Rev., VRDO, NATL-RE, LIQ: Citibank N.A., 0.120%, 03/07/13	10,000

		171,905

	South Dakota — 0.4%
	South Dakota Housing Development Authority, Home Ownership Mortgage,
12,000	Series C, Rev., VRDO, AMT, 0.140%, 03/07/13	12,000
19,200	Series C-1, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/07/13	19,200
12,900	Series C-2, Rev., VRDO, 0.150%, 03/07/13	12,900
22,750	Series G, Rev., VRDO, 0.150%, 03/07/13	22,750

		66,850

	Tennessee — 1.0%
18,200	Knox County, The Health, Educational and Housing Facility Board, Covenant Health, Series B, Rev., VRDO, 0.110%, 03/07/13	18,200
14,675	Memphis Health Educational & Housing Facility Board, Multi-Family Housing, Watergrove Apartments Project, Rev., VRDO, FHLMC, 0.110%, 03/07/13	14,675

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	51

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Tennessee — Continued
4,225	Shelby County Health, Educational & Housing Facilities Board, Rhodes College, Rev., VRDO, LOC: Banc of America Community Development Corp., 0.110%, 03/07/13	4,225
	Shelby County, Public Improvement School,
84,025	Series B, GO, VRDO, 0.100%, 03/07/13	84,025
78,990	Series B, GO, VRDO, 0.100%, 03/07/13	78,990

		200,115

	Texas — 7.9%
	Austin Trust Various States,
5,605	Series 2008-3023X, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 03/07/13	5,605
9,335	Series 2008-3315, Rev., VRDO, AGM, LIQ: Bank of America N.A., 0.150%, 03/07/13 (e)	9,335
9,100	Bexar County Housing Finance Authority, Multi-Family Housing, Altamonte Apartment Projects, Rev., VRDO, FNMA, 0.130%, 03/07/13	9,100
59,070	City of Austin, Travis and Williamson Counties, Water & Wastewater System, Rev., VRDO, 0.100%, 03/07/13	59,070
64,665	City of Houston, MERLOTS, Series B17, Rev., VRDO, NATL-RE, LIQ: Wachovia Bank N.A., 0.270%, 05/07/13 (e)	64,665
95,000	City of Houston, Tax and Revenue, GO, TRAN, 2.000%, 06/28/13	95,558
16,645	City of Houston, Water and Sewer System, Series 37TPZ, Rev., VRDO, AGM, 0.120%, 03/07/13	16,645
49,145	Crawford Education Facilities Corp., Houston Baptist University, Rev., VRDO, LOC: Bank of America N.A., 0.160%, 03/07/13	49,145
5,000	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.110%, 03/07/13	5,000
	Deutsche Bank Spears/Lifers Trust Various States,
24,865	Series DB-456, Rev., VRDO, AGM, LIQ: Deutsche Bank AG, 0.140%, 03/07/13 (e)	24,865
30,800	Series DB-513, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	30,800
22,355	Series DB-597, GO, VRDO, PSF-GTD, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	22,355
40,915	Series DB-602, Rev., VRDO, LIQ: Deutsche Bank AG, 0.120%, 03/07/13	40,915

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
95,200	Series DB-620, Rev., VRDO, AGC, 0.160%, 03/07/13	95,200
27,775	Series DBE-526, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	27,775
10,540	Eclipse Funding Trust, Solar Eclipse, El Paso, Series 2006-0032, GO, VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	10,540
15,685	Eclipse Funding Trust, Solar Eclipse, Houston, Series 2007-0033, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	15,685
9,935	Eclipse Funding Trust, Solar Eclipse, Waco, Series 2007-0040, Rev., VRDO, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	9,935
9,000	Fort Bend County Trust Receipts, GO, VRDO, NATL-RE, 0.170%, 03/07/13	9,000
23,925	Garland Health Facilities Development Corp., Chambrel Club Hill, Rev., VRDO, FNMA, 0.110%, 03/07/13	23,925
3,200	Gulf Coast Waste Disposal Authority, Environmental Facilities, ExxonMobil Project, Series B, Rev., VRDO, 0.110%, 03/01/13	3,200
	Gulf Coast Waste Disposal Authority, Pollution Control, Exxon Project,
4,800	Rev., VRDO, 0.090%, 03/01/13	4,800
8,400	Rev., VRDO, 0.090%, 03/01/13	8,400
30,000	Harris County Industrial Development Corp., HOFTOC LLC Project, Rev., VRDO, 0.130%, 03/07/13	30,000
115,600	Harris County Industrial Development Corp., Solid Waste Disposal, Deer Park Refining Project, Series A, Rev., VRDO, 0.130%, 03/01/13	115,600
30,000	Harris County, EAGLE, Series 2007-0078, Rev., VRDO, BHAC-CR, NATL-RE, 0.120%, 03/07/13	30,000
37,730	Houston Higher Education Finance Corp., Series 2042, Rev., VRDO, 0.110%, 03/07/13	37,730
600	Port of Port Arthur Navigation District, Fina Oil & Chemical Co. Project, Rev., VRDO, 0.220%, 03/07/13	600
11,745	Puttable Floating Option Tax-Exempt Receipts, Series MT-715, Rev., VRDO, 0.100%, 03/07/13 (e)	11,745
8,500	Southeast Texas Housing Finance Corp., Wyndham Park Apartments, Rev., VRDO, FNMA, 0.130%, 03/07/13	8,500

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Texas — Continued
540,400	State of Texas, Rev., TRAN, 2.500%, 08/30/13	546,522
16,000	Tarrant County Cultural Education Facilities Finance Corp., Series B, Rev., VRDO, 0.110%, 03/07/13	16,000
44,300	Tarrant County Cultural Education Facilities Finance Corp., Texas Health Resources System, Series A, Rev., VRDO, 0.110%, 03/07/13	44,300
8,700	Tarrant County Housing Finance Corp., Multi-Family Housing, Remington Project, Rev., VRDO, FNMA, 0.130%, 03/07/13	8,700
10,625	Texas City Industrial Development Corp., NRG Energy, Inc. Project, Rev., VRDO, 0.160%, 03/07/13	10,625
9,250	Texas Department of Housing & Community Affairs, Multi-Family Housing, Reading Pond Apartments, Senior, Series A, Rev., VRDO, FHLMC, 0.130%, 03/07/13	9,250
955	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, 0.110%, 03/07/13	955

		1,512,045

	Utah — 1.1%
73,100	Central Utah Water Conservancy District, Series A, Rev., VRDO, LIQ: Helaba, 0.150%, 03/07/13	73,100
25,000	Emery County, Pacific Corp., Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/13	25,000
10,080	Park City, U.S. Ski & Snowboard Association, Series U, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.110%, 03/07/13	10,080
	Utah Housing Corp., Single Family Mortgage,
5,700	Series A, Class I, Rev., VRDO, LOC: FHLMC, 0.110%, 03/07/13 (p)	5,700
4,835	Series E-1, Class I, Rev., VRDO, 0.150%, 03/07/13	4,835
10,075	Series I, Rev., VRDO, LOC: FHLMC, 0.120%, 03/07/13	10,075
	Utah Housing Finance Agency, Single Family Mortgage,
2,155	Series C-1, Class I, Rev., VRDO, 0.150%, 03/07/13	2,155
7,245	Series D-1, Rev., VRDO, AMT, 0.130%, 03/07/13	7,245
7,340	Series E-1, Rev., VRDO, AMT, LIQ: Bayerische Hypo-Und Vereinsbank AG, 0.130%, 03/07/13	7,340

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Utah — Continued
6,230	Series F-2, Class I, Rev., VRDO, 0.120%, 03/07/13	6,230
	Utah Transit Authority, Sales Tax Revenue,
13,500	Series 3006, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.110%, 03/07/13 (e)	13,500
47,300	Series B, Rev., VRDO, LOC: Fortis Bank S.A./N.V., 0.110%, 03/01/13	47,300

		212,560

	Vermont — 0.1%
15,475	University of Vermont & State Agricultural College, EAGLE, Series 2006-0086, Class A, Rev., VRDO, BHAC-CR, MBIA, LIQ: Citibank N.A., 0.120%, 03/07/13	15,475
8,145	Vermont Educational & Health Buildings Financing Agency, Norwich University Project, Rev., VRDO, LOC: TD Bank N.A., 0.100%, 03/07/13 (p)	8,145

		23,620

	Virginia — 1.0%
2,055	City of Alexandria IDA, Pooled Loan Program, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	2,055
53,600	Clarke County IDA, Winchester Medical Center Inc., Rev., VRDO, AGM, 0.170%, 03/07/13	53,600
23,345	Fairfax County EDA, The Lorton Arts Foundation Project, Rev., VRDO, LOC: Wachovia Bank N.A., 0.110%, 03/07/13	23,345
9,500	James City County IDA, Housing Chambrel Project, Rev., VRDO, FNMA, 0.110%, 03/07/13	9,500
8,440	Norfolk Redevelopment & Housing Authority, Old Dominion University Real Estate Foundation 45th Street Parking Garage LLC, University Village Parking Facility Project, Rev., VRDO, LOC: Bank of America N.A., 0.130%, 03/01/13	8,440
12,675	Smyth County IDA, Series D, Rev., VRDO, LOC: Mizuho Corporate Bank, 0.110%, 03/07/13	12,675
3,050	Virginia College Building Authority, 21st Century College, Series C, Rev., VRDO, 0.100%, 03/01/13	3,050
34,865	Virginia College Building Authority, University of Richmond Project, Rev., VRDO, 0.100%, 03/01/13	34,865
34,500	Virginia Commonwealth University Health System Authority, Series A, Rev., VRDO, AMBAC, LOC: Wells Fargo Bank N.A., 0.090%, 03/01/13	34,500

		182,030

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	53

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	Washington — 1.5%
10,580	Eclipse Funding Trust, Solar Eclipse, Washington, Series 2006-0009, GO, VRDO, AGM, LIQ: U.S. Bank N.A., 0.110%, 03/07/13	10,580
27,800	King County Sewer, Series B, Rev., VRDO, 0.110%, 03/07/13	27,800
144,825	Port of Seattle, Sub Lien, Rev., VRDO, AMT, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/07/13	144,825
8,880	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, 0.100%, 03/07/13 (e)	8,880
625	Seattle Housing Authority, Low Income Housing Assistance, Bayview Manor Project, Series B, Rev., VRDO, LOC: U.S. Bank Of Washington, 0.100%, 03/07/13	625
21,290	State of Washington, MERLOTS, Series B-22, GO, VRDO, AGM, LIQ: Wachovia Bank N.A., 0.270%, 05/07/13	21,290
4,500	Washington Economic Development Finance Authority, Novelty Hill Properties LLC, Series C, Rev., VRDO, LOC: U.S. Bank N.A., 0.180%, 03/07/13	4,500
21,350	Washington Health Care Facilities Authority, Multicare Health System, Series C, Rev., VRDO, LOC: Barclays Bank plc, 0.080%, 03/07/13	21,350
2,935	Washington State Housing Finance Commission, Franke Tobey Jones Project, Rev., VRDO, 0.110%, 03/07/13	2,935
2,545	Washington State Housing Finance Commission, Multi-Family Housing, Granite Falls Assisted Living Project, Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.120%, 03/07/13	2,545
270	Washington State Housing Finance Commission, Multi-Family Housing, JATC Educational Development Trust Project, Rev., VRDO, LOC: U.S. Bank N.A., 0.100%, 03/01/13	270
13,600	Washington State Housing Finance Commission, Multi-Family Housing, Mallard Lakes Apartments, Series A, Rev., VRDO, FNMA, 0.130%, 03/07/13	13,600
10,300	Washington State Housing Finance Commission, Single Family Housing, Single Family Program, Series 1A, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.140%, 03/07/13	10,300

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Washington — Continued
4,590	Washington State Housing Finance Commission, Spokane Community College Foundation, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	4,590
20,370	Wells Fargo Stage Trust, Series 35-C, Rev., VRDO, 0.100%, 03/07/13	20,370

		294,460

	Wisconsin — 1.4%
22,915	Wells Fargo Stage Trust, Series 111C, GO, 0.270%, 03/07/13 (e)	22,915
38,155	Wisconsin Health & Educational Facilities Authority, Series 2113, Rev., VRDO, 0.190%, 03/07/13	38,155
	Wisconsin Health & Educational Facilities Authority, Foedtert & Community Health,
14,600	Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.100%, 03/07/13	14,600
33,690	Series B, Rev., VRDO, LOC: U.S. Bank N.A., 0.120%, 03/01/13	33,690
23,500	Wisconsin Health & Educational Facilities Authority, Prohealth Care, Inc., Series A, Rev., VRDO, LOC: U.S. Bank N.A., 0.130%, 03/01/13	23,500
	Wisconsin Housing & EDA,
4,200	Series A, Rev., VRDO, 0.140%, 03/07/13	4,200
3,835	Series A, Rev., VRDO, 0.140%, 03/07/13	3,835
17,920	Series A, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.140%, 03/07/13	17,920
25,695	Series A, Rev., VRDO, 0.170%, 03/07/13	25,695
46,035	Series D, Rev., VRDO, LOC: DEPFA Bank plc, 0.170%, 03/07/13	46,035
27,980	Series E, Rev., VRDO, AMT, LOC: Fortis Bank S.A./N.V., 0.430%, 03/07/13	27,980

		258,525

	Wyoming — 0.2%
1,600	Lincoln County, PCR, Exxon Project, Series B, Rev., VRDO, 0.100%, 03/01/13	1,600
12,600	Platte County, PCR, Series A, Rev., VRDO, LOC: JPMorgan Chase Bank, N.A., 0.140%, 03/01/13	12,600
16,300	Sweetwater County Pollution Control, Pacificorp Project, Series A, Rev., VRDO, LOC: Barclays Bank plc, 0.110%, 03/07/13	16,300

		30,500

	Total Municipal Bonds (Cost $17,447,061)	17,447,061

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Commercial Paper — 4.0% (n)
	California — 1.0%
	California Statewide Communities Development Authority,
35,000	Series 08-C, 0.250%, 05/01/13	35,000
45,000	Series 9B-1, 0.250%, 07/01/13	45,000
19,000	Series 9B-3, 0.250%, 07/01/13	19,000
27,000	Series B-5, 0.230%, 03/18/13	27,000
15,865	Series C, 0.230%, 03/18/13	15,865
45,000	State of California, Series A-1, 0.140%, 05/01/13 (m)	45,000

		186,865

	Florida — 0.2%
40,000	Gainesville Utility Systems, Series C, 0.250%, 05/02/13	40,000

	Michigan — 0.1%
16,500	University of Michigan, Series B, 0.140%, 04/01/13	16,500

	Minnesota — 0.1%
17,260	University of Minnesota, Series A, 0.150%, 05/16/13	17,260

	Nevada — 0.3%
50,000	Las Vegas Valley Water District, Series B, 0.150%, 04/01/13	50,000

	New York — 0.6%
	New York City Municipal Water Finance Authority,
67,000	0.150%, 03/12/13	67,000
50,000	0.150%, 03/21/13	50,000

		117,000

	Texas — 0.4%
	Harris County,
3,000	Series C, 0.120%, 03/06/13	3,000
58,000	Series C, 0.130%, 03/06/13	58,000
25,000	University of Texas, Series A, 0.140%, 04/02/13	25,000

		86,000

	Wisconsin — 1.1%
	City of Milwaukee,
25,000	Series C, 0.140%, 03/01/13	25,000
22,000	Series C, 0.230%, 03/19/13	22,000
	State of Wisconsin,
35,040	Series 08, 0.140%, 03/01/13	35,040
50,000	Series 08, 0.140%, 03/01/13	50,000
50,000	Series 08, 0.140%, 03/04/13	50,000

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Wisconsin — Continued
5,000	Series 08, 0.160%, 03/04/13	5,000
25,000	Series 08, 0.160%, 04/04/13	25,000

		212,040

	Wyoming — 0.2%
48,000	County of Sweetwater, Series 88-A, 0.140%, 03/06/13	48,000

	Total Municipal Commercial Paper (Cost $773,665)	773,665

SHARES
Variable Rate Demand Preferred Shares — 5.0%

34,200	BlackRock Muni Income Investment Trust, LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	34,200
45,000	BlackRock MuniHoldings Investment Quality Fund, LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	45,000
25,000	BlackRock MuniYield New Jersey Quality Fund, Inc., LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	25,000
82,600	BlackRock MuniYield Quality Fund, Inc., LIQ: Morgan Stanley Bank, 0.210%, 03/07/13 # (e)	82,600
22,100	BlackRock New York Muni Bond Trust, LIQ: Barclays Bank plc, 0.320%, 03/07/13 # (e)	22,100
27,600	BlackRock New York Muni Income Trust II, LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	27,600
14,100	Nuveen California AMT-Free Muni Income Fund, LIQ: Morgan Stanley Bank, 0.290%, 03/07/13 # (e)	14,100
59,200	Nuveen California Dividend Advantage Municipal Fund, LIQ: Morgan Stanley Bank, 0.290%, 03/07/13 # (e)	59,200
8,500	Nuveen California Performance Plus Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	8,500
20,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	20,000
36,000	Nuveen California Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	36,000
143,800	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.210%, 03/07/13 # (e)	143,800
80,300	Nuveen Investment Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	80,300
94,500	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.250%, 03/07/13 # (e)	94,500

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	55

JPMorgan Tax Free Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Variable Rate Demand Preferred Shares — Continued
25,000	Nuveen New Jersey Investment Quality Municipal Fund, LIQ: Citibank N.A., 0.210%, 03/07/13 # (e)	25,000
8,500	Nuveen New York Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	8,500
47,400	Nuveen New York Select Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	47,400
17,500	Nuveen Pennsylvania Investment Quality Municipal Fund, LIQ: Royal Bank of Canada, 0.220%, 03/07/13 # (e)	17,500
96,700	Nuveen Premier Municipal Income Fund, Inc., LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	96,700
40,000	Nuveen Premium Income Municipal Fund II, Inc., LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	40,000
35,000	Nuveen Select Quality Municipal Fund, Inc., LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	35,000

	Total Variable Rate Demand Preferred Shares (Cost $963,000)	963,000
	Total Investments — 99.9% (Cost $19,183,726)*	19,183,726
	Other Assets in Excess of Liabilities — 0.1%	23,235

	NET ASSETS — 100.0%	$19,206,961

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION (t)	VALUE($)

Daily Demand Notes — 7.4%
	Michigan — 5.5%
3,485	Michigan State Housing Development Authority, Multi-Family Housing, Jackson Project, Rev., VRDO, LOC: FHLB, 0.150%, 03/01/13	3,485
	Michigan State Housing Development Authority, Rental Housing,
33,260	Series A, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.430%, 03/01/13	33,260
60,800	Series A, Rev., VRDO, AMT, AGM, LOC: Fortis Bank S.A., 0.430%, 03/01/13	60,800
57,305	Series C, Rev., VRDO, AMT, AGM, LIQ: Fortis Bank S.A., 0.430%, 03/01/13	57,305

		154,850

	Minnesota — 0.7%
19,525	City of Minneapolis and Saint Paul Housing & Redevelopment Authority, Children’s Healthcare Facilities, Series B, Class B, Rev., VRDO, AGM, 0.150%, 03/01/13	19,525

	Ohio — 0.2%
100	Allen County, Hospital Facilities, Catholic Healthcare Partners, Series A, Rev., VRDO, LOC: Bank of America N.A., 0.120%, 03/01/13	100
1,235	Montgomery County, Miami Valley Hospital, Series B, Rev., VRDO, LOC: Barclays Bank plc, 0.100%, 03/01/13	1,235
110	Ohio State Higher Educational Facility Commission, Case Western Reserve University, Series A, Rev., VRDO, 0.100%, 03/01/13	110
725	Ohio State Higher Educational Facility, Case Western Reserve University Project, Series B-2, Rev., VRDO, LOC: U.S. Bank Trust, N.A., 0.100%, 03/01/13	725
	Ohio Water Development Authority, Pollution Control, FirstEnergy Nuclear Generation Corp. Project,
1,400	Series 2008-C, Rev., VRDO, 0.110%, 03/01/13	1,400
2,655	Series 2010-C, Rev., VRDO, LOC: UBS AG, 0.170%, 03/01/13	2,655

		6,225

	South Carolina — 0.0%
455	South Carolina Higher Educational Facilities Authority, Furman University, Series B, Rev., VRDO, 0.100%, 03/01/13	455

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Tennessee — 0.3%
10,000	Clarksville Public Building Authority, Pooled Financing, Tennessee Municipal Bond Fund, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/01/13	10,000

	Texas — 0.7%
20,000	Brazos River Authority, Pollution Control, TXU Electric Company Project, Series D-2, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/01/13	20,000

	Total Daily Demand Notes (Cost $211,055)	211,055

Municipal Bonds — 12.0%
	Connecticut — 1.7%
16,000	City of Hartford, Series A, GO, BAN, 2.000%, 04/11/13	16,029
33,135	City of New Britain, GO, BAN, 1.250%, 03/27/13	33,154

		49,183

	New Jersey — 7.5%
20,543	Bergen County, Borough of Edgewater, GO, BAN, 1.500%, 07/26/13	20,611
10,400	Burlington County Bridge Commission, Solid Waste Project, Rev., 2.000%, 10/08/13	10,494
9,026	City of New Brunswick, Middlesex County, GO, BAN, 1.500%, 06/25/13	9,051
100,000	State of New Jersey, Tax and Revenue, Series C, Rev., TRAN, 2.500%, 06/27/13	100,697
19,936	Township of East Brunswick, Middlesex County, GO, BAN, 1.500%, 04/10/13	19,956
	Township of Montclair,
6,521	1.000%, 03/14/13	6,522
9,336	1.000%, 03/14/13	9,338
10,542	1.250%, 12/13/13	10,593
1,450	1.250%, 12/13/13	1,456
	Township of North Bergen, Hudson County,
7,505	GO, BAN, 1.500%, 04/03/13	7,512
9,272	GO, BAN, 1.500%, 04/03/13	9,281
8,890	Township of West Milford, Passaic County, GO, BAN, 1.500%, 04/12/13	8,900

		214,411

	New York — 2.1%
8,630	Cattaraugus County, Franklinville Central School District, GO, BAN, 1.250%, 06/28/13	8,648
18,500	Clinton County, Northern Adirondack Central School District at Ellenburg, GO, BAN, 1.500%, 08/02/13	18,575

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	57

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — Continued
	New York — Continued
9,000	Onondaga County, Liverpool Central School District, Series A, GO, RAN, 1.250%, 07/05/13	9,020
10,000	Schenectady City School District, GO, 1.500%, 01/17/14	10,069
13,000	Suffolk County, Copiague Union Free School District, GO, TAN, 1.500%, 06/19/13	13,042

		59,354

	Ohio — 0.7%
17,000	City of Marysville, Wastewater Treatment System, GO, BAN, 1.500%, 05/30/13	17,035
2,000	City of Toledo, Capital Improvement, GO, BAN, 1.625%, 10/24/13	2,010

		19,045

	Total Municipal Bonds (Cost $341,993)	341,993

Municipal Commercial Paper — 2.0% (n)
	Florida — 0.8%
22,000	Gainesville Utility Systems, Series C, 0.250%, 05/02/13 (m)	22,000

	Massachusetts — 1.2%
34,000	Massachusetts Water Resources Authority, Series 94, 0.250%, 05/15/13	34,000

	Total Municipal Commercial Paper (Cost $56,000)	56,000

Semi-Annual Demand Notes — 1.5%
	Florida — 0.8%
22,145	Wells Fargo Stage Trust, Series 39Z, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.270%, 05/09/13	22,145

	Washington — 0.7%
20,000	Wells Fargo Stage Trust, Floater Certificates, Series 16C, GO, VRDO, LIQ: Wells Fargo Bank N.A., 0.270%, 05/09/13 (e)	20,000

	Total Semi-Annual Demand Notes (Cost $42,145)	42,145

Weekly Demand Notes — 66.6%
	Alabama — 0.4%
10,890	Birmingham Waterworks & Sewer Board, Series ROCS-RR-II-R-10412, Rev., VRDO, BHAC-CR FSA, 0.160%, 03/07/13	10,890

	Alaska — 0.6%
16,590	Deutsche Bank Spears/Lifers Trust Various States, Series DB-507, Rev., VRDO, FGIC, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	16,590

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Arizona — 0.7%
20,365	Puttable Floating Option Tax-Exempt Receipts, Series PT-4605, Rev., VRDO, LIQ: PB Capital Corp., 0.160%, 03/07/13	20,365

	California — 3.3%
17,900	California Housing Finance Agency, Series 3206, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.360%, 03/07/13 (e)	17,900
15,000	California Pollution Control Financing Authority, Sanger Project, Series A, Rev., VRDO, LOC: National Bank of Canada, 0.160%, 03/07/13	15,000
	Deutsche Bank Spears/Lifers Trust Various States,
40,790	Series DB-455, GO, VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.210%, 03/07/13	40,790
4,700	Series DBE-1011, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	4,700
15,835	Wells Fargo Stage Trust, Floater Certificates, Series 15-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	15,835

		94,225

	Colorado — 3.5%
	Denver City & County, Airport,
7,100	Series C, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.190%, 03/07/13	7,100
12,600	Series F, Rev., VRDO, LOC: Lloyds TSB Bank plc, 0.190%, 03/07/13	12,600
	Deutsche Bank Spears/Lifers Trust Various States,
20,000	Rev., VRDO, 0.180%, 03/07/13	20,000
20,105	Series DBE-510, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	20,105
21,190	Series DBE-647, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	21,190
17,600	RBC Municipal Products, Inc. Trust, Rev., VRDO, 0.180%, 03/07/13	17,600

		98,595

	Delaware — 1.7%
3,355	Delaware State Housing Authority, MERLOTS, Rev., VRDO, 0.400%, 03/07/13	3,355
30,170	New Castle County, FlightSafety International, Inc. Project, Rev., VRDO, 0.110%, 03/07/13	30,170
15,465	Wells Fargo Stage Trust, Multi-Family Housing, Series 32-C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	15,465

		48,990

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	District of Columbia — 0.7%
13,150	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1006, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	13,150
7,500	RIB Floater Trust, Various States, Series 8WX, Rev., VRDO, LIQ: Barclays Bank plc, 0.160%, 03/07/13	7,500

		20,650

	Florida — 4.4%
17,800	Collier County IDA, Allete, Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.160%, 03/07/13	17,800
	Deutsche Bank Spears/Lifers Trust Various States,
36,185	Series DB-478, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.140%, 03/07/13	36,185
23,305	Series DB-642, Rev., VRDO, AGC, LIQ: Deutsche Bank AG, 0.210%, 03/07/13	23,305
15,560	Florida Housing Finance Corp., Boynton Bay Apartments, Multi-Family Housing, Rev., VRDO, LOC: Citibank N.A., 0.160%, 03/07/13	15,560
6,795	Manatee County Housing Finance Authority, Centre Court Apartments Project, Series A, Class A, Rev., VRDO, LOC: Suntrust Bank, 0.130%, 03/07/13	6,795
13,460	Orlando Utilities Commission, Window, Series A, Rev., VRDO, 0.220%, 03/07/13 (i)	13,460
11,270	Sumter County IDA, American Cement Co. Project, Rev., VRDO, LOC: Bank of America N.A., 0.180%, 03/07/13	11,270

		124,375

	Georgia — 2.5%
15,000	Bartow County Development Authority, Georgia Power Co., Bowen, Rev., VRDO, 0.200%, 03/07/13	15,000
31,525	Fulton County Development Authority, FlightSafety International, Inc. Project, Series B, Rev., VRDO, 0.110%, 03/07/13	31,525
8,045	Lehman Municipal Trust Receipts, Various States, Gwinnett County Housing, Series 06-K72, Rev., VRDO, FNMA, LIQ: Citibank N.A., 0.170%, 03/07/13	8,045
	Municipal Electric Authority of Georgia,
11,345	Series SGC-32, Class A, Rev., VRDO, FGIC-TCRS, LOC: Societe Generale, LIQ: Societe Generale, 0.140%, 03/07/13	11,345
3,595	Series SGC-60, Class A, Rev., VRDO, NATL-RE-IBC, LOC: Societe Generale, LIQ: Societe Generale, 0.140%, 03/07/13	3,595

		69,510

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Illinois — 2.5%
	Deutsche Bank Spears/Lifers Trust Various States,
13,896	Series DBE-660, Rev., VRDO, NATL-RE, LIQ: Deutsche Bank AG, 0.240%, 03/07/13	13,896
31,420	Series DBE-1017, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	31,420
10,000	Illinois Finance Authority, 700 Hickory Hills Drive LLC, Rev., VRDO, LOC: Bank of America N.A., 0.220%, 03/07/13	10,000
4,000	Regional Transportation Authority, Series SGC-45, Class A, Rev., VRDO, FGIC, LOC: Societe Generale, LIQ: Societe Generale, 0.140%, 03/07/13	4,000
4,700	Village of Carol Stream, Multi-Family Housing, St. Charles Square, Rev., VRDO, FNMA, LIQ: FNMA, 0.110%, 03/07/13	4,700
7,300	Will County, BASF Corp. Project, Rev., VRDO, 0.260%, 03/07/13	7,300

		71,316

	Indiana — 0.1%
4,100	Indiana Finance Authority, Four-Leaf Clover Dairy LLC, Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	4,100

	Louisiana — 0.2%
4,600	Ascension Parish, BASF Corp. Project, Rev., VRDO, 0.260%, 03/07/13	4,600

	Maine — 0.6%
17,540	Maine State Housing Authority, Series G, Rev., VRDO, AMT, 0.150%, 03/07/13	17,540

	Maryland — 0.3%
7,925	Austin Trust, Various States, Series 2007-1023, Rev., VRDO, LIQ: Bank of America N.A., 0.200%, 03/07/13	7,925

	Massachusetts — 2.6%
16,050	Massachusetts Bay Transportation Authority, Series A, Rev., VRDO, 0.200%, 03/07/13 (i)	16,050
33,385	Massachusetts Housing Finance Agency, Series 2970, Rev., VRDO, AGM, LIQ: Morgan Stanley Bank, 0.270%, 03/07/13	33,385
9,450	Massachusetts State Municipal Securities Trust Receipts, Series SGC-51, GO, VRDO, AMBAC, LOC: Societe Generale, LIQ: Societe Generale, 0.130%, 03/07/13	9,450
14,400	University of Massachusetts Building Authority, Senior, Series 2, Rev., VRDO, 0.200%, 03/07/13 (i)	14,400

		73,285

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	59

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Michigan — 4.7%
1,850	Austin Trust, Various States, Series 2008-1096, GO, VRDO, NATL-RE, Q-SBLF, LIQ: Bank of America N.A., 0.180%, 03/07/13	1,850
	Detroit City School District,
4,000	Rev., VRDO, AGM, Q-SBLF, 0.160%, 03/07/13	4,000
12,815	Series ROCS-RR-II-R-11784, GO, VRDO, AGM, Q-SBLF, LIQ: Citibank N.A., 0.260%, 03/07/13	12,815
1,115	Kent Hospital Finance Authority, Spectrum Health System, Subseries B-3, Rev., VRDO, 0.100%, 03/07/13	1,115
100	Michigan Finance Authority, Unemployment Obligation Assessment, Rev., VRDO, 0.110%, 03/07/13	100
155	Michigan Higher Education Facilities Authority, Law School Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.090%, 03/07/13	155
16,665	Michigan State Building Authority, Series ROCS-RR-II-R-717PB, Rev., VRDO, AGM-CR, FGIC, LIQ: PB Capital Corp., 0.180%, 03/07/13	16,665
	Michigan State Hospital Finance Authority, Ascension Health Senior Credit,
8,600	Rev., VRDO, 0.200%, 03/07/13 (i)	8,600
11,200	Rev., VRDO, 0.200%, 03/07/13 (i)	11,200
1,000	Rev., VRDO, 0.200%, 03/07/13 (i)	1,000
10,040	Michigan State Housing Development Authority, Multi-Family Housing, Series C, Rev., VRDO, AMT, 0.130%, 03/07/13	10,040
	Michigan State Housing Development Authority, Single Family Housing,
2,155	Series B, Rev., VRDO, AMT, LIQ: FHLMC, 0.130%, 03/07/13	2,155
21,700	Series D, Rev., VRDO, AMT, 0.130%, 03/07/13	21,700
2,315	Oakland County Economic Development Corp., Exhibit Enterprises, Inc. Project, Rev., VRDO, LOC: Comerica Bank, 0.210%, 03/07/13	2,315
	RBC Municipal Products, Inc. Trust, Floater Certificates,
20,580	Series L-26, Rev., VRDO, LIQ: Royal Bank of Canada, 0.160%, 03/07/13	20,580
18,750	Series L-29, Rev., VRDO, LIQ: Royal Bank of Canada, 0.160%, 03/07/13	18,750

		133,040

	Minnesota — 0.1%
3,535	Minnesota Housing Finance Agency, MERLOTS, Series C-44, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	3,535

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Montana — 0.3%
7,525	Montana Board of Housing, MERLOTS, Series C-41, Rev., VRDO, 0.150%, 03/07/13	7,525

	Nevada — 0.3%
8,520	Nevada Housing Division, Series 116TP, Rev., VRDO, AMBAC, LIQ: Wells Fargo & Co., LOC: Wells Fargo & Co., 0.140%, 03/07/13	8,520

	New Jersey — 0.9%
6,955	New Jersey EDA, Accurate Box Co., Inc. Project, Rev., VRDO, LOC: Wells Fargo Bank N.A., 0.210%, 03/07/13	6,955
11,430	New Jersey Housing & Mortgage Finance Agency, Multi-Family Housing, Series F, Rev., VRDO, AGM, 0.400%, 03/07/13	11,430
7,730	Puttable Floating Option Tax-Exempt Receipts, Rev., VRDO, 0.310%, 03/07/13	7,730

		26,115

	New York — 9.0%
24,730	Deutsche Bank Spears/Lifers Trust Various States, Series DB-1036X, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13 (e)	24,730
20,000	New York City Housing Development Corp., Multi-Family Housing, Mortgage Related, Series A, Class A, Rev., VRDO, AMT, LOC: Landesbank Baden-Wuerttemberg, 0.190%, 03/07/13	20,000
21,000	New York City Housing Development Corp., Multi-Family Housing, Susan’s Court, Series A, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/07/13	21,000
11,165	New York Convention Center Development Corp., Rev., VRDO, 0.140%, 03/07/13	11,165
101,850	New York State Housing Finance Agency, 455 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.150%, 03/07/13	101,850
36,900	New York State Housing Finance Agency, Multi-Family Housing, 505 West 37th Street, Series A, Rev., VRDO, LOC: Landesbank Hessen-Thuringen, 0.190%, 03/07/13	36,900
18,105	Puttable Floating Option Tax-Exempt Receipts, Series PT-4702, Rev., VRDO, LIQ: Bank of America N.A., 0.280%, 03/07/13	18,105
21,220	Wells Fargo Stage Trust, Floater Certificates, Series 49C, GO, VRDO, AGC, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13 (e)	21,220

		254,970

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	North Carolina — 2.4%
12,135	City of Raleigh, Rev., VRDO, 0.210%, 03/07/13 (i)	12,135
7,300	Mecklenburg County Industrial Facilities & Pollution Control Financing Authority, Ferguson Supply & Box Manufacturing Co., Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	7,300
5,000	North Carolina Capital Facilities Finance Agency, Educational Facilities, Series 3070X, Rev., VRDO, LIQ: Morgan Stanley, 0.140%, 03/07/13	5,000
23,190	North Carolina Housing Finance Agency, MERLOTS, Series B-12, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	23,190
12,000	North Carolina Medical Care Commission, Cone Health, Series B, Rev., VRDO, 0.230%, 03/07/13 (i)	12,000
9,800	Person County Industrial Facilities & Pollution Control Financing Authority, Certainteed Gypsum, Inc., Rev., VRDO, 0.160%, 03/07/13	9,800

		69,425

	North Dakota — 0.4%
10,000	North Dakota State Housing Finance Agency, Housing Financing Program, Home Mortgage, Series A, Class A, Rev., VRDO, LIQ: FNMA, 0.130%, 03/07/13	10,000

	Ohio — 3.4%
620	City of Monroe, Corridor 75 Park Ltd. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.110%, 03/07/13	620
740	Franklin County, Multi-Family Housing, Ashton Square Apartments Project, Rev., VRDO, FNMA, LIQ: FNMA, 0.150%, 03/07/13	740
	Ohio Housing Finance Agency, Residential Mortgage, Mortgage-Backed Securities Program,
900	Series E, Rev., VRDO, AMT, GNMA/FNMA/FHLMC, 0.100%, 03/07/13	900
125	Series J, Rev., VRDO, AMT, 0.130%, 03/07/13	125
10,000	Ohio Housing Finance Agency, Residential Mortgage-Backed Securities, Series I, Rev., VRDO, 0.150%, 03/07/13	10,000
	Puttable Floating Option Tax-Exempt Receipts,
25,560	Series MT-808, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.340%, 03/07/13	25,560
55,180	Series MT-809, Rev., VRDO, AMBAC, LIQ: Bank of America N.A., 0.340%, 03/07/13	55,180

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Ohio — Continued
1,950	Toledo-Lucas County Port Authority, Airport Development, FlightSafety International Inc. Obligor, Series 1, Rev., VRDO, 0.110%, 03/07/13	1,950
	Wells Fargo Stage Trust, Various States,
500	Series 12C, Rev., VRDO, 0.100%, 03/07/13 (e)	500
1,230	Series 56C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.100%, 03/07/13	1,230

		96,805

	Oregon — 0.6%
16,650	Puttable Floating Option Tax-Exempt Receipts, Series MT-824, Rev., VRDO, LIQ: Bank of America N.A., 0.330%, 03/07/13	16,650

	Other Territories — 6.3%
14,920	Eagle Tax-Exempt Trust, Rev., VRDO, FHLMC COLL, LIQ: FHLB, 0.160%, 03/07/13	14,920
	Federal Home Loan Mortgage Corp., Multi-Family Housing,
9,025	Series M015, Class A, Rev., VRDO, FHLMC, 0.150%, 03/07/13	9,025
49,829	Series M017, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.160%, 03/07/13	49,829
17,680	Series M023, Class A, Rev., VRDO, FHLMC, 0.130%, 03/07/13	17,680
18,060	Series M026, Class A, Rev., VRDO, LIQ: FHLMC, 0.170%, 03/07/13	18,060
	Puttable Floating Option Tax-Exempt Receipts, SunAmerica Trust,
32,480	Series 2001-1, Class A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.490%, 03/07/13	32,480
24,260	Series 2001-2, Class A, Rev., VAR, LIQ: FHLMC, 0.380%, 03/07/13	24,260
11,845	SunAmerica Trust, Various States, Series 2, Class A, Rev., VRDO, FHLMC, LOC: FHLMC, 0.170%, 03/07/13	11,845

		178,099

	Pennsylvania — 1.6%
13,145	Adams County IDA, Gettysburg Foundation Facility, Series A, Rev., VRDO, LOC: Manufacturers and Traders Trust Co., 0.160%, 03/07/13	13,145
5,290	Butler Country General Authority, Pine Richland School District Project, Series C, Rev., VRDO, AGM, LIQ: PNC Bank, 0.380%, 03/07/13	5,290
13,195	Butler County General Authority, Canon McMillan School District Project, GO, VRDO, AGC, 0.380%, 03/07/13	13,195

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	61

JPMorgan Municipal Money Market Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Pennsylvania — Continued
8,650	North Huntingdon Township Municipal Authority, Rev., VRDO, AGM, 0.380%, 03/07/13	8,650
4,225	Shaler Area School District, GO, VRDO, AGM, 0.210%, 03/07/13	4,225

		44,505

	Puerto Rico — 0.7%
20,000	Puerto Rico Electric Power Authority, Trust Receipts, Class A, Rev., VRDO, AGM, 0.260%, 03/07/13	20,000

	South Carolina — 0.2%
5,700	Cherokee County, Oshkosh Truck Project, Rev., VRDO, LOC: Bank of America N.A., 0.300%, 03/07/13	5,700

	South Dakota — 0.7%
18,700	South Dakota Housing Development Authority, Series G, Rev., VRDO, LOC: Depfa Bank plc, 0.140%, 03/07/13	18,700

	Tennessee — 0.7%
9,000	Jackson Industrial Development Board, General Cable Corp. Project, Rev., VRDO, LOC: PNC Bank N.A., 0.170%, 03/07/13	9,000
11,345	Metropolitan Government Nashville & Davidson County, Health & Educational Facilities Board, Rev., VRDO, LOC: Citibank N.A., 0.130%, 03/07/13	11,345

		20,345

	Texas — 3.7%
5,200	Brazos River Texas Harbor Navigation District Various Multi Mode-BASF Corp., Rev., VRDO, 0.260%, 03/07/13	5,200
18,700	Dallas-Fort Worth International Airport Facilities Improvement Corp., FlightSafety International, Inc. Project, Rev., VRDO, 0.110%, 03/07/13	18,700
37,780	Deutsche Bank Spears/Lifers Trust Various States, Series DBE-1015, Rev., VRDO, LIQ: Deutsche Bank AG, 0.160%, 03/07/13	37,780
13,935	Montgomery Country Housing Finance Corp., Multi-Family Housing, Rev., VRDO, AMT, LOC: Citibank N.A., 0.130%, 03/07/13	13,935
12,500	Tarrant County Cultural Education Facilities Finance Corp., Baylor Health Care, Series B, Rev., VRDO, 0.240%, 03/07/13 (i)	12,500
6,015	Texas Department of Housing & Community Affairs, Multi-Family Housing, Timber Point Apartments, Series A-1, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.110%, 03/07/13	6,015

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Texas — Continued
12,000	Texas State Municipal Securities Trust Receipts, GO, VRDO, LIQ: Societe Generale, 0.140%, 03/07/13	12,000

		106,130

	Utah — 0.4%
	Utah Housing Corp., Single Family Mortgage,
6,430	Series D-1, Class I, Rev., VRDO, 0.150%, 03/07/13	6,430
3,775	Series F-1, Class I, Rev., VRDO, 0.150%, 03/07/13	3,775

		10,205

	Virginia — 2.1%
	Norfolk EDA, Sentra Healthcare,
10,900	Rev., VRDO, 0.230%, 03/07/13 (i)	10,900
9,245	Rev., VRDO, 0.230%, 03/07/13 (i)	9,245
	Virginia Housing Development Authority, MERLOTS,
8,050	Series B-16, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	8,050
19,995	Series B-18, Class B, Rev., VRDO, 0.150%, 03/07/13	19,995
12,750	Series C-42, Rev., VRDO, 0.150%, 03/07/13	12,750

		60,940

	Washington — 0.6%
7,200	Washington Economic Development Finance Authority, Specialty Chemical Products, Rev., VRDO, LOC: Bank of America N.A., 0.170%, 03/07/13	7,200
9,985	Washington State Housing Finance Commission, Barkley Ridge Apartments Project, Series A, Rev., VRDO, FHLMC, LIQ: FHLMC, 0.130%, 03/07/13	9,985

		17,185

	West Virginia — 0.1%
3,600	Marshall County IDR, Warren Distribution, Inc., Rev., VRDO, LOC: Bank of America N.A., 0.260%, 03/07/13	3,600

	Wisconsin — 3.3%
16,795	Wells Fargo Stage Trust, Floater Certificates, Series 2009-2C, Rev., VRDO, LIQ: Wells Fargo Bank N.A., 0.150%, 03/07/13	16,795
	Wisconsin Housing & EDA,
425	Series 2995, Rev., VRDO, LIQ: Morgan Stanley Bank, 0.190%, 03/07/13	425
25,600	Series A, Rev., VRDO, 0.170%, 03/07/13	25,600

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Weekly Demand Notes — Continued
	Wisconsin — Continued
9,880	Series C, Rev., VRDO, 0.170%, 03/07/13	9,880
12,075	Series C, Rev., VRDO, 0.510%, 03/07/13	12,075
18,910	Series C, Rev., VRDO, 0.510%, 03/07/13	18,910
10,640	Series ROCS-RR-II-R-11522, Rev., VRDO, LIQ: Citibank N.A., 0.170%, 03/07/13	10,640

		94,325

	Total Weekly Demand Notes (Cost $1,889,275)	1,889,275

SHARES
Variable Rate Demand Preferred Shares — 9.7%
35,400	BlackRock MuniHoldings New Jersey Quality Fund, Inc. LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	35,400
27,500	BlackRock MuniHoldings New York Quality Fund, Inc., LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	27,500
15,000	BlackRock MuniYield Quality Fund, Inc., LIQ: Morgan Stanley Bank, 0.210%, 03/07/13 # (e)	15,000
42,500	BlackRock MuniYield Fund, Inc., LIQ: Bank of America N.A., 0.320%, 03/07/13 # (e)	42,500
10,000	Nuveen California Investment Quality Municipal Fund, Inc., LIQ: Royal Bank of Canada, 0.200%, 03/07/13 # (e)	10,000
5,000	Nuveen California Quality Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	5,000
6,200	Nuveen Insured Municipal Opportunity Fund, Inc., LIQ: Citibank N.A., 0.210%, 03/07/13 # (e)	6,200

SHARES	SECURITY DESCRIPTION	VALUE($)

20,000	Nuveen Municipal Market Opportunity Fund, Inc., LIQ: Deutsche Bank AG, 0.250%, 03/07/13 # (e)	20,000
14,600	Nuveen New Jersey Premium Income Municipal Fund, Inc., LIQ: Citibank N.A., 0.210%, 03/07/13 # (e)	14,600
8,600	Nuveen New York Investment Quality Municipal Fund, Inc., LIQ: Citibank N.A., 0.190%, 03/07/13 # (e)	8,600
19,000	Nuveen Pennsylvania Premium Income Municipal Fund II, Inc., LIQ: Citibank N.A., 0.220%, 03/07/13 # (e)	19,000
22,000	Nuveen Premier Insured Municipal Income Fund, Inc., LIQ: Citibank N.A., 0.210%, 03/07/13 # (e)	22,000
50,000	Nuveen Premium Income Municipal Fund II, Inc., LIQ: Barclays Bank plc, 0.210%, 03/07/13 # (e)	50,000

	Total Variable Rate Demand Preferred Shares (Cost $275,800)	275,800

	Total Investments — 99.2% (Cost $2,816,268)*	2,816,268
	Other Assets in Excess of Liabilities — 0.8%	22,472

	NET ASSETS — 100.0%	$2,838,740

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	63

J.P. Morgan Money Market Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

AGC	— Insured by Assured Guaranty Corp.
AGM	— Insured by Assured Guaranty Municipal Corp.
AMBAC	— Insured by American Municipal Bond Assurance Corp.†
AMT	— Alternative Minimum Tax
BAN	— Bond Anticipation Note
BHAC	— Insured by Berkshire Hathaway Assurance Corp.
COLL	— Collateral
COP	— Certificate of Participation
CR	— Custodial Receipts
DN	— Discount Notes
EAGLE	— Earnings of accrual generated on local tax-exempt securities
EDA	— Economic Development Authority
FGIC	— Insured by Financial Guaranty Insurance Co.
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FSA	— Insured by Financial Security Assurance, Inc.
GNMA	— Government National Mortgage Association
GO	— General Obligation
GTD	— Guaranteed
IBC	— Insured Bond Certificates
IDA	— Industrial Development Authority
IDR	— Industrial Development Revenue
LIQ	— Liquidity Agreement
LOC	— Letter of Credit
MBIA	— Insured by Municipal Bond Insurance Corp.
MERLOTS	— Municipal Exempt Receipts Liquidity Optional Tender
NATL	— Insured by National Public Finance Guarantee Corp.
MTA	— Metropolitan Transportation Authority
PCR	— Pollution Control Revenue
PSF	— Permanent School Fund
Q-SBLF	— Qualified School Bond Loan Fund
RAN	— Revenue Anticipation Note

†	Filed for bankruptcy on November 8, 2010.

RE	— Reinsured
Rev.	— Revenue

ROCS	— Reset Option Certificates
SCAGO	— South Carolina Association of Governmental Organizations
TAN	— Tax Anticipation Note
TCRS	— Transferable Custodial Receipts
TRAN	— Tax & Revenue Anticipation Note
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2013.
VRDO	— Variable Rate Demand Obligation. The interest rate shown is the rate in effect as of February 28, 2013.

(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(n)	— The rate shown is the effective yield at the date of purchase.
(p)	— Security is prerefunded or escrowed to maturity.
(t)	— The date shown represents the earliest of the next put date, next demand date or final maturity date.
(w)	— When-issued security.
*	— The cost of securities is substantially the same for federal income tax purposes.
#	— Variable Rate Demand Preferred Shares of a closed-end investment company which have a weekly demand feature.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	65

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013

(Amounts in thousands, except per share amounts)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$104,206,762	$11,492,943	$41,269,835	$6,832,887
Repurchase agreements, at value	6,444,598	500,317	19,866,653	7,823,133

Total investment securities, at value	110,651,360	11,993,260	61,136,488	14,656,020
Cash	100	2	1	—	(a)
Receivables:
Interest from non-affiliates	65,563	6,563	32,622	17,265

Total Assets	110,717,023	11,999,825	61,169,111	14,673,285

LIABILITIES:
Payables:
Distributions	4,393	255	287	—
Investment securities purchased	1,119,001	228,499	—	—
Fund shares redeemed	—	—	—	134
Accrued liabilities:
Investment advisory fees	6,815	713	1,706	327
Administration fees	5,930	621	3,274	809
Shareholder servicing fees	3,591	500	749	115
Distribution fees	3	18	6	—
Custodian and accounting fees	713	101	355	97
Trustees’ and Chief Compliance Officer’s fees	13	1	7	14
Transfer agent fees	1,038	132	444	135
Other	661	452	351	208

Total Liabilities	1,142,158	231,292	7,179	1,839

Net Assets	$109,574,865	$11,768,533	$61,161,932	$14,671,446

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
NET ASSETS:
Paid-in-Capital	$109,574,459	$11,768,818	$61,162,614	$14,671,843
Accumulated undistributed (distributions in excess of) net investment income	(364)	(305)	(988)	(443)
Accumulated net realized gains (losses)	770	20	306	46

Total Net Assets	$109,574,865	$11,768,533	$61,161,932	$14,671,446

Net Assets:
Class B	$1,886	$3,643	$—	$389
Class C	9,087	364,445	—	185,554
Agency	7,532,479	122,386	9,712,330	2,869,561
Capital	68,141,597	2,806,226	28,211,844	—
Cash Management	702,440	—	—	—
Direct	754,195	—	392,336	1,634,584
Eagle Class	431,169	—	2,219,405	100
E*Trade	—	2,446,643	—	—
IM	100	—	100	100
Institutional Class	23,495,745	2,534,423	8,263,941	7,555,937
Investor	403,330	567,682	4,437,341	300,429
Morgan	2,549,889	2,472,266	2,795,260	597,117
Premier	2,540,125	154,775	4,184,299	611,667
Reserve	1,449,080	178,029	34,522	915,908
Service	1,563,743	118,015	910,554	100

Total	$109,574,865	$11,768,533	$61,161,932	$14,671,446

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class B	1,886	3,644	—	389
Class C	9,087	364,431	—	185,558
Agency	7,532,432	122,394	9,712,244	2,869,612
Capital	68,141,354	2,806,214	28,211,159	—
Cash Management	702,425	—	—	—
Direct	754,188	—	392,394	1,634,657
Eagle Class	431,169	—	2,219,412	100
E*Trade	—	2,446,650	—	—
IM	100	—	100	100
Institutional Class	23,495,642	2,534,462	8,264,383	7,556,224
Investor	403,324	567,700	4,437,933	300,443
Morgan	2,549,857	2,472,239	2,795,211	597,135
Premier	2,540,097	154,760	4,184,569	611,696
Reserve	1,449,055	178,133	34,509	915,937
Service	1,563,701	118,023	910,671	100
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$104,206,762	$11,492,943	$41,269,835	$6,832,887
Cost of repurchase agreements	6,444,598	500,317	19,866,653	7,823,133

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	67

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
ASSETS:
Investments in non-affiliates, at value	$3,949,431	$24,556,030	$19,183,726	$2,816,268
Cash	1	1	127	2
Receivables:
Investment securities sold	—	—	—	19,040
Fund shares sold	13,756	—	—	—
Interest from non-affiliates	3,442	8,663	25,668	4,106
Prepaid expenses	—	195	—	—

Total Assets	3,966,630	24,564,889	19,209,521	2,839,416

LIABILITIES:
Payables:
Distributions	15	—	113	1
Fund shares redeemed	9,363	—	—	—
Accrued liabilities:
Investment advisory fees	—	93	986	175
Administration fees	105	1,301	1,020	152
Shareholder servicing fees	—	—	2	145
Custodian and accounting fees	33	116	120	21
Trustees’ and Chief Compliance Officer’s fees	1	1	1	—	(a)
Transfer agent fees	61	126	124	33
Printing and mailing costs	327	72	74	109
Other	52	51	120	40

Total Liabilities	9,957	1,760	2,560	676

Net Assets	$3,956,673	$24,563,129	$19,206,961	$2,838,740

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Federal Money Market Fund	100% U.S. Treasury Securities Money Market Fund	Tax Free Money Market Fund	Municipal Money Market Fund
NET ASSETS:
Paid-in-Capital	$3,956,791	$24,563,171	$19,205,906	$2,838,890
Accumulated undistributed (distributions in excess of) net investment income	(155)	(417)	—	4
Accumulated net realized gains (losses)	37	375	1,055	(154)

Total Net Assets	$3,956,673	$24,563,129	$19,206,961	$2,838,740

Net Assets:
Agency	$258,642	$2,685,908	$410,555	$64,782
Capital	—	9,726,191	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,363,619	—
E*Trade	—	—	—	1,874,152
Institutional Class	3,259,389	8,763,499	5,288,309	202,999
Morgan	127,920	1,969,401	448,515	356,149
Premier	292,491	1,361,053	4,891,040	52,034
Reserve	18,231	56,977	6,804,823	45,250
Service	—	100	—	243,374

Total	$3,956,673	$24,563,129	$19,206,961	$2,838,740

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Agency	258,738	2,685,927	410,792	64,785
Capital	—	9,726,203	—	—
Direct	—	—	100	—
Eagle Class	—	—	1,363,860	—
E*Trade	—	—	—	1,874,244
Institutional Class	3,259,737	8,763,418	5,287,544	203,009
Morgan	127,949	1,969,391	448,709	356,167
Premier	292,536	1,361,064	4,890,638	52,037
Reserve	18,237	56,977	6,803,809	45,253
Service	—	100	—	243,386
Net Asset Value offering and redemption price per share (all classes)	$1.00	$1.00	$1.00	$1.00

Cost of investments in non-affiliates	$3,949,431	$24,556,030	$19,183,726	$2,816,268

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	69

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013

(Amounts in thousands)

	Prime Money Market Fund	Liquid Assets Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Plus Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$384,135	$40,095	$100,197	$20,404
Interest from interfund lending (net)	—	15	—	—

Total investment income	384,135	40,110	100,197	20,404

EXPENSES:
Investment advisory fees	91,476	9,169	46,900	10,907
Administration fees	80,302	8,050	41,173	9,579
Distribution fees	16,235	10,717	9,825	4,249
Shareholder servicing fees	104,175	20,499	78,355	21,033
Custodian and accounting fees	2,870	409	1,464	397
Professional fees	1,448	181	709	239
Interest expense to affiliates	— (a)	— (a)	—	—
Trustees’ and Chief Compliance Officer’s fees	1,317	130	688	168
Printing and mailing costs	953	1,083	439	116
Registration and filing fees	194	156	269	218
Transfer agent fees	3,107	421	1,452	384
Other	1,266	83	580	156

Total expenses	303,343	50,898	181,854	47,446

Less amounts waived	(68,299)	(22,234)	(85,995)	(27,040)
Less earnings credits	(34)	(2)	(23)	(3)

Net expenses	235,010	28,662	95,836	20,403

Net investment income (loss)	149,125	11,448	4,361	1

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	770	53	565	77

Change in net assets resulting from operations	$149,895	$11,501	$4,926	$78

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund		Tax Free Money Market Fund		Municipal Money Market Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$5,649		$19,783		$38,408		$9,061

EXPENSES:
Investment advisory fees	3,625		16,592		14,294		2,472
Administration fees	3,181		14,569		12,549		2,170
Distribution fees	167		1,910		21,329		12,408
Shareholder servicing fees	5,789		25,010		41,641		8,191
Custodian and accounting fees	127		506		441		90
Professional fees	102		249		297		82
Interest expense to affiliates	—	(a)	—		2		1
Trustees’ and Chief Compliance Officer’s fees	51		224		204		35
Printing and mailing costs	798		139		120		254
Registration and filing fees	113		108		125		98
Transfer agent fees	187		558		388		89
Other	51		253		179		33

Total expenses	14,191		60,118		91,569		25,923

Less amounts waived	(8,996)		(40,335)		(54,714)		(17,564)
Less earnings credits	—	(a)	—	(a)	—	(a)	—

Net expenses	5,195		19,783		36,855		8,359

Net investment income (loss)	454		—		1,553		702

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	37		387		1,072		256

Change in net assets resulting from operations	$491		$387		$2,625		$958

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$149,125	$111,995	$11,448	$6,544
Net realized gain (loss) on transactions from investments in non-affiliates	770	1,392	53	120

Change in net assets resulting from operations	149,895	113,387	11,501	6,664

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	— (a)	(1)	— (a)	(1)
From net realized gains	— (a)	— (a)	— (a)	— (a)
Class C
From net investment income	(1)	(1)	(34)	(40)
From net realized gains	— (a)	— (a)	(2)	(3)
Agency
From net investment income	(6,255)	(3,877)	(128)	(101)
From net realized gains	(95)	(58)	(1)	(1)
Capital
From net investment income	(110,950)	(81,852)	(5,617)	(3,148)
From net realized gains	(869)	(413)	(22)	(21)
Cash Management
From net investment income	(59)	(55)	—	—
From net realized gains	(7)	(3)	—	—
Direct
From net investment income	(463)	(286)	—	—
From net realized gains	(14)	(8)	—	—
Eagle Class
From net investment income	(6)	(102)	—	—
From net realized gains	— (a)	(6)	—	—
E*Trade
From net investment income	—	—	(357)	(98)
From net realized gains	—	—	(3)	(2)
IM (b)
From net investment income	— (a)	—	—	—
From net realized gains	— (a)	—	—	—
Institutional Class
From net investment income	(30,494)	(25,165)	(4,965)	(2,755)
From net realized gains	(299)	(169)	(21)	(22)
Investor
From net investment income	(48)	(59)	(52)	(54)
From net realized gains	(6)	(4)	(3)	(5)
Morgan
From net investment income	(248)	(286)	(262)	(299)
From net realized gains	(30)	(17)	(16)	(24)
Premier
From net investment income	(299)	(359)	(13)	(16)
From net realized gains	(36)	(21)	(1)	(1)
Reserve
From net investment income	(144)	(169)	(21)	(28)
From net realized gains	(17)	(10)	(1)	(2)
Service
From net investment income	(158)	(137)	(13)	(19)
From net realized gains	(19)	(10)	(1)	(1)

Total distributions to shareholders	(150,517)	(113,068)	(11,533)	(6,641)

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	$(13,110,013)	$(10,946,889)	$(311,141)	$2,378,057

NET ASSETS:
Change in net assets	(13,110,635)	(10,946,570)	(311,173)	2,378,080
Beginning of period	122,685,500	133,632,070	12,079,706	9,701,626

End of period	$109,574,865	$122,685,500	$11,768,533	$12,079,706

Accumulated undistributed (distributions in excess of) net investment income	$(364)	$(364)	$(305)	$(291)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	73

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,361	$6,215	$1	$2
Net realized gain (loss) on transactions from investments in non-affiliates	565	453	77	32

Change in net assets resulting from operations	4,926	6,668	78	34

DISTRIBUTIONS TO SHAREHOLDERS:
Class B
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)
Class C
From net investment income	—	—	— (a)	(2)
From net realized gains	—	—	— (a)	— (a)
Agency
From net investment income	(314)	(654)	(4)	(12)
From net realized gains	(63)	(8)	(2)	(2)
Capital
From net investment income	(3,231)	(3,676)	—	—
From net realized gains	(161)	(42)	—	—
Direct
From net investment income	(20)	(49)	(4)	(23)
From net realized gains	(3)	(1)	(3)	(4)
Eagle Class (b)
From net investment income	(82)	—	— (a)	—
From net realized gains	(5)	—	— (a)	—
IM (c)
From net investment income	— (a)	—	— (a)	—
From net realized gains	— (a)	—	— (a)	—
Institutional Class
From net investment income	(387)	(926)	(17)	(89)
From net realized gains	(71)	(14)	(12)	(15)
Investor
From net investment income	(167)	(395)	(1)	(4)
From net realized gains	(31)	(5)	(1)	(1)
Morgan
From net investment income	(83)	(190)	(1)	(6)
From net realized gains	(14)	(2)	(1)	(1)
Premier
From net investment income	(160)	(399)	(1)	(5)
From net realized gains	(27)	(5)	(1)	(1)
Reserve
From net investment income	(1)	(3)	(2)	(11)
From net realized gains	— (a)	— (a)	(1)	(2)
Service
From net investment income	(34)	(63)	— (a)	— (a)
From net realized gains	(6)	(1)	— (a)	— (a)

Total distributions to shareholders	(4,860)	(6,433)	(51)	(178)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(3,990,266)	(338,655)	1,913,117	405,215

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
NET ASSETS:
Change in net assets	$(3,990,200)	$(338,420)	$1,913,144	$405,071
Beginning of period	65,152,132	65,490,552	12,758,302	12,353,231

End of period	$61,161,932	$65,152,132	$14,671,446	$12,758,302

Accumulated undistributed (distributions in excess of) net investment income	$(988)	$(870)	$(443)	$(424)

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	75

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$454	$—	$—	$— (a)
Net realized gain (loss) on transactions from investments in non-affiliates	37	39	387	212

Change in net assets resulting from operations	491	39	387	212

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(45)	(17)	(4)	(15)
From net realized gains	(3)	—	(22)	(10)
Capital
From net investment income	—	—	(18)	(86)
From net realized gains	—	—	(87)	(59)
Institutional Class
From net investment income	(360)	(90)	(14)	(71)
From net realized gains	(32)	—	(79)	(50)
Morgan
From net investment income	(12)	(3)	(4)	(14)
From net realized gains	(1)	—	(18)	(10)
Premier
From net investment income	(35)	(8)	(3)	(14)
From net realized gains	(3)	—	(16)	(10)
Reserve
From net investment income	(2)	— (a)	(2)	(1)
From net realized gains	— (a)	—	(1)	— (a)
Service
From net investment income	—	—	— (a)	— (a)
From net realized gains	—	—	— (a)	— (a)

Total distributions to shareholders	(493)	(118)	(268)	(340)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(1,742,298)	(1,477,570)	4,081,616	3,673,186

NET ASSETS:
Change in net assets	(1,742,300)	(1,477,649)	4,081,735	3,673,058
Beginning of period	5,698,973	7,176,622	20,481,394	16,808,336

End of period	$3,956,673	$5,698,973	$24,563,129	$20,481,394

Accumulated undistributed (distributions in excess of) net investment income	$(155)	$(155)	$(417)	$(372)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,553	$2,669	$702	$1,015
Net realized gain (loss) on transactions from investments in non-affiliates	1,072	861	256	92

Change in net assets resulting from operations	2,625	3,530	958	1,107

DISTRIBUTIONS TO SHAREHOLDERS:
Agency
From net investment income	(46)	(107)	(39)	(50)
From net realized gains	(26)	—	—	—
Direct
From net investment income	— (a)	— (a)	—	—
From net realized gains	— (a)	—	—	—
Eagle Class
From net investment income	(143)	(164)	—	—
From net realized gains	(56)	—	—	—
E*Trade
From net investment income	—	—	(176)	(186)
Institutional Class
From net investment income	(1,438)	(3,129)	(487)	(799)
From net realized gains	(280)	—	—	—
Morgan
From net investment income	(20)	(32)	—	(4)
From net realized gains	(18)	—	—	—
Premier
From net investment income	(150)	(183)	—	(1)
From net realized gains	(133)	—	—	—
Reserve
From net investment income	(354)	(477)	—	(1)
From net realized gains	(365)	—	—	—
Service
From net investment income	—	—	—	(4)

Total distributions to shareholders	(3,029)	(4,092)	(702)	(1,045)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	494,792	(3,699,609)	(309,071)	(330,459)

NET ASSETS:
Change in net assets	494,388	(3,700,171)	(308,815)	(330,397)
Beginning of period	18,712,573	22,412,744	3,147,555	3,477,952

End of period	$19,206,961	$18,712,573	$2,838,740	$3,147,555

Accumulated undistributed (distributions in excess of) net investment income	$—	$598	$4	$4

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	77

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$616	$1,728	$692	$2,796
Distributions reinvested	— (a)	— (a)	— (a)	1
Cost of shares redeemed	(1,559)	(3,372)	(3,297)	(5,651)

Change in net assets resulting from Class B capital transactions	$(943)	$(1,644)	$(2,605)	$(2,854)

Class C
Proceeds from shares issued	$13,658	$21,212	$193,624	$264,210
Distributions reinvested	1	1	36	43
Cost of shares redeemed	(14,565)	(23,582)	(227,948)	(284,715)

Change in net assets resulting from Class C capital transactions	$(906)	$(2,369)	$(34,288)	$(20,462)

Agency
Proceeds from shares issued	$345,844,086	$404,671,094	$1,134,738	$2,664,493
Distributions reinvested	1,250	1,456	70	68
Cost of shares redeemed	(346,332,128)	(409,468,615)	(1,147,396)	(2,944,835)

Change in net assets resulting from Agency capital transactions	$(486,792)	$(4,796,065)	$(12,588)	$(280,274)

Capital
Proceeds from shares issued	$709,879,674	$632,632,601	$24,296,154	$16,913,826
Distributions reinvested	48,612	39,792	4,055	2,845
Cost of shares redeemed	(717,272,180)	(633,834,961)	(24,479,435)	(16,227,994)

Change in net assets resulting from Capital capital transactions	$(7,343,894)	$(1,162,568)	$(179,226)	$688,677

Cash Management
Proceeds from shares issued	$1,761,503	$1,714,005	$—	$—
Distributions reinvested	64	53	—	—
Cost of shares redeemed	(1,586,738)	(1,752,352)	—	—

Change in net assets resulting from Cash Management capital transactions	$174,829	$(38,294)	$—	$—

Direct
Proceeds from shares issued	$3,017,066	$3,812,399	$—	$—
Cost of shares redeemed	(3,821,696)	(3,437,231)	—	—

Change in net assets resulting from Direct capital transactions	$(804,630)	$375,168	$—	$—

Eagle Class
Proceeds from shares issued	$457,833	$743,779	$—	$—
Distributions reinvested	2	105	—	—
Cost of shares redeemed	(865,182)	(1,112,418)	—	—

Change in net assets resulting from Eagle Class capital transactions	$(407,347)	$(368,534)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$2,424,691	$111,670
Distributions reinvested	—	—	360	100
Cost of shares redeemed	—	—	(178,214)	(99,208)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$2,246,837	$12,562

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS: (continued)
IM (b)
Proceeds from shares issued	$100	$—	$—	$—
Distributions reinvested	— (a)	—	—	—

Change in net assets resulting from IM capital transactions	$100	$—	$—	$—

Institutional Class
Proceeds from shares issued	$180,139,620	$249,050,777	$32,251,525	$26,712,251
Distributions reinvested	9,506	11,514	663	1,084
Cost of shares redeemed	(183,422,734)	(252,178,931)	(33,961,063)	(24,653,971)

Change in net assets resulting from Institutional Class capital transactions	$(3,273,608)	$(3,116,640)	$(1,708,875)	$2,059,364

Investor
Proceeds from shares issued	$282,108	$556,454	$6,770,318	$4,033,496
Distributions reinvested	54	63	42	40
Cost of shares redeemed	(399,626)	(516,638)	(6,765,128)	(3,962,676)

Change in net assets resulting from Investor capital transactions	$(117,464)	$39,879	$5,232	$70,860

Morgan
Proceeds from shares issued	$136,835,298	$201,442,891	$9,178,840	$8,838,801
Distributions reinvested	134	153	262	305
Cost of shares redeemed	(136,952,855)	(201,712,139)	(9,682,725)	(8,827,990)

Change in net assets resulting from Morgan capital transactions	$(117,423)	$(269,095)	$(503,623)	$11,116

Premier
Proceeds from shares issued	$78,807,284	$95,701,598	$880,077	$981,715
Distributions reinvested	114	132	2	4
Cost of shares redeemed	(79,605,257)	(97,385,191)	(891,792)	(1,046,535)

Change in net assets resulting from Premier capital transactions	$(797,859)	$(1,683,461)	$(11,713)	$(64,816)

Reserve
Proceeds from shares issued	$105,199,792	$132,449,659	$45,446,220	$60,591,810
Distributions reinvested	112	112	3	4
Cost of shares redeemed	(105,277,809)	(132,704,718)	(45,518,102)	(60,628,198)

Change in net assets resulting from Reserve capital transactions	$(77,905)	$(254,947)	$(71,879)	$(36,384)

Service
Proceeds from shares issued	$1,574,392	$1,678,591	$27,779,159	$40,603,176
Distributions reinvested	177	147	2	2
Cost of shares redeemed	(1,430,740)	(1,347,057)	(27,817,574)	(40,662,910)

Change in net assets resulting from Service capital transactions	$143,829	$331,681	$(38,413)	$(59,732)

Total change in net assets resulting from capital transactions	$(13,110,013)	$(10,946,889)	$(311,141)	$2,378,057

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	79

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class B
Issued	615	1,728	692	2,796
Reinvested	— (a)	— (a)	— (a)	1
Redeemed	(1,559)	(3,372)	(3,297)	(5,651)

Change in Class B Shares	(944)	(1,644)	(2,605)	(2,854)

Class C
Issued	13,658	21,212	193,624	264,210
Reinvested	1	1	36	43
Redeemed	(14,564)	(23,582)	(227,948)	(284,715)

Change in Class C Shares	(905)	(2,369)	(34,288)	(20,462)

Agency
Issued	345,844,124	404,671,094	1,134,738	2,664,493
Reinvested	1,250	1,456	70	68
Redeemed	(346,332,128)	(409,468,615)	(1,147,396)	(2,944,835)

Change in Agency Shares	(486,754)	(4,796,065)	(12,588)	(280,274)

Capital
Issued	709,879,719	632,632,601	24,296,154	16,913,826
Reinvested	48,612	39,792	4,055	2,845
Redeemed	(717,271,923)	(633,834,961)	(24,479,435)	(16,227,994)

Change in Capital Shares	(7,343,592)	(1,162,568)	(179,226)	688,677

Cash Management
Issued	1,761,479	1,714,005	—	—
Reinvested	64	53	—	—
Redeemed	(1,586,738)	(1,752,352)	—	—

Change in Cash Management Shares	174,805	(38,294)	—	—

Direct
Issued	3,017,051	3,812,399	—	—
Redeemed	(3,821,696)	(3,437,231)	—	—

Change in Direct Shares	(804,645)	375,168	—	—

Eagle Class
Issued	457,828	743,779	—	—
Reinvested	2	105	—	—
Redeemed	(865,182)	(1,112,418)	—	—

Change in Eagle Class Shares	(407,352)	(368,534)	—	—

E*Trade
Issued	—	—	2,424,691	111,670
Reinvested	—	—	360	100
Redeemed	—	—	(178,214)	(99,208)

Change in E*Trade Shares	—	—	2,246,837	12,562

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Prime Money Market Fund		Liquid Assets Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS: (continued)
IM (b)
Issued	100	—	—	—
Reinvested	— (a)	—	—	—

Change in IM Shares	100	—	—	—

Institutional Class
Issued	180,138,915	249,050,777	32,251,525	26,712,251
Reinvested	9,506	11,514	663	1,084
Redeemed	(183,422,734)	(252,178,931)	(33,961,063)	(24,653,971)

Change in Institutional Class Shares	(3,274,313)	(3,116,640)	(1,708,875)	2,059,364

Investor
Issued	282,097	556,454	6,770,318	4,033,496
Reinvested	54	63	42	40
Redeemed	(399,626)	(516,638)	(6,765,128)	(3,962,676)

Change in Investor Shares	(117,475)	39,879	5,232	70,860

Morgan
Issued	136,835,647	201,442,891	9,178,840	8,838,801
Reinvested	134	153	262	305
Redeemed	(136,952,855)	(201,712,139)	(9,682,725)	(8,827,990)

Change in Morgan Shares	(117,074)	(269,095)	(503,623)	11,116

Premier
Issued	78,807,319	95,701,598	880,077	981,715
Reinvested	114	132	2	4
Redeemed	(79,605,153)	(97,385,191)	(891,792)	(1,046,535)

Change in Premier Shares	(797,720)	(1,683,461)	(11,713)	(64,816)

Reserve
Issued	105,199,771	132,449,659	45,446,220	60,591,810
Reinvested	112	112	3	4
Redeemed	(105,277,797)	(132,704,718)	(45,518,102)	(60,628,198)

Change in Reserve Shares	(77,914)	(254,947)	(71,879)	(36,384)

Service
Issued	1,574,336	1,678,591	27,779,159	40,603,176
Reinvested	177	147	2	2
Redeemed	(1,430,740)	(1,347,057)	(27,817,574)	(40,662,910)

Change in Service Shares	143,773	331,681	(38,413)	(59,732)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective May 31, 2012 for Prime Money Market Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	81

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

.	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class B
Proceeds from shares issued	$—	$—	$25	$280
Distributions reinvested	—	—	— (a)	— (a)
Cost of shares redeemed	—	—	(152)	(382)

Change in net assets resulting from Class B capital transactions	$—	$—	$(127)	$(102)

Class C
Proceeds from shares issued	$—	$—	$116,849	$149,495
Distributions reinvested	—	—	— (a)	2
Cost of shares redeemed	—	—	(120,501)	(135,316)

Change in net assets resulting from Class C capital transactions	$—	$—	$(3,652)	$14,181

Agency
Proceeds from shares issued	$216,437,658	$201,764,107	$77,849,743	$62,904,644
Distributions reinvested	32	167	1	2
Cost of shares redeemed	(215,245,329)	(200,964,396)	(75,978,317)	(63,959,078)

Change in net assets resulting from Agency capital transactions	$1,192,361	$799,878	$1,871,427	$(1,054,432)

Capital
Proceeds from shares issued	$299,890,114	$270,039,384	$—	$—
Distributions reinvested	1,902	2,633	—	—
Cost of shares redeemed	(305,197,947)	(271,301,711)	—	—

Change in net assets resulting from Capital capital transactions	$(5,305,931)	$(1,259,694)	$—	$—

Direct
Proceeds from shares issued	$863,686	$1,244,089	$2,200,840	$3,856,057
Cost of shares redeemed	(1,117,266)	(975,971)	(2,636,436)	(2,982,926)

Change in net assets resulting from Direct capital transactions	$(253,580)	$268,118	$(435,596)	$873,131

Eagle Class (b)
Proceeds from shares issued	$2,748,844	$—	$100	$—
Distributions reinvested	86	—	— (a)	—
Cost of shares redeemed	(529,518)	—	—	—

Change in net assets resulting from Eagle Class capital transactions	$2,219,412	$—	$100	$—

IM (c)
Proceeds from shares issued	$100	$—	$100	$—
Distributions reinvested	— (a)	—	— (a)	—
Cost of shares redeemed	—	—	—	—

Change in net assets resulting from IM capital transactions	$100	$—	$100	$—

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

.	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS: (continued)
Institutional Class
Proceeds from shares issued	$132,821,190	$94,514,092	$71,792,727	$70,244,085
Distributions reinvested	65	224	9	42
Cost of shares redeemed	(134,960,223)	(95,702,714)	(71,183,456)	(69,094,225)

Change in net assets resulting from Institutional Class capital transactions	$(2,138,968)	$(1,188,398)	$609,280	$1,149,902

Investor
Proceeds from shares issued	$2,663,650	$4,602,358	$660,185	$765,035
Distributions reinvested	198	400	— (a)	1
Cost of shares redeemed	(2,628,020)	(3,467,905)	(741,536)	(844,797)

Change in net assets resulting from Investor capital transactions	$35,828	$1,134,853	$(81,351)	$(79,761)

Morgan
Proceeds from shares issued	$103,683,836	$144,555,620	$45,452,116	$62,948,160
Distributions reinvested	38	86	— (a)	1
Cost of shares redeemed	(102,819,741)	(145,006,370)	(45,409,540)	(63,268,656)

Change in net assets resulting from Morgan capital transactions	$864,133	$(450,664)	$42,576	$(320,495)

Premier
Proceeds from shares issued	$59,982,447	$59,184,295	$24,845,315	$20,129,600
Distributions reinvested	16	46	— (a)	1
Cost of shares redeemed	(60,639,648)	(59,112,337)	(24,851,887)	(20,231,436)

Change in net assets resulting from Premier capital transactions	$(657,185)	$72,004	$(6,572)	$(101,835)

Reserve
Proceeds from shares issued	$4,286,528	$7,600,302	$49,003,950	$68,592,267
Distributions reinvested	— (a)	— (a)	3	9
Cost of shares redeemed	(4,275,834)	(7,620,850)	(49,087,021)	(68,667,650)

Change in net assets resulting from Reserve capital transactions	$10,694	$(20,548)	$(83,068)	$(75,374)

Service
Proceeds from shares issued	$5,713,454	$7,371,714	$—	$—
Distributions reinvested	40	60	— (a)	— (a)
Cost of shares redeemed	(5,670,624)	(7,065,978)	—	—

Change in net assets resulting from Service capital transactions	$42,870	$305,796	$— (a)	$— (a)

Total change in net assets resulting from capital transactions	$(3,990,266)	$(338,655)	$1,913,117	$405,215

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	83

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class B
Issued	—	—	25	280
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(152)	(382)

Change in Class B Shares	—	—	(127)	(102)

Class C
Issued	—	—	116,847	149,495
Reinvested	—	—	— (a)	2
Redeemed	—	—	(120,501)	(135,316)

Change in Class C Shares	—	—	(3,654)	14,181

Agency
Issued	216,437,658	201,764,107	77,849,743	62,904,644
Reinvested	32	167	1	2
Redeemed	(215,245,329)	(200,964,396)	(75,978,181)	(63,959,078)

Change in Agency Shares	1,192,361	799,878	1,871,563	(1,054,432)

Capital
Issued	299,890,114	270,039,384	—	—
Reinvested	1,902	2,633	—	—
Redeemed	(305,197,947)	(271,301,711)	—	—

Change in Capital Shares	(5,305,931)	(1,259,694)	—	—

Direct
Issued	863,686	1,244,089	2,200,798	3,856,057
Redeemed	(1,117,266)	(975,971)	(2,636,436)	(2,982,926)

Change in Direct Shares	(253,580)	268,118	(435,638)	873,131

Eagle Class (b)
Issued	2,748,844	—	100	—
Reinvested	86	—	— (a)	—
Redeemed	(529,518)	—	—	—

Change in Eagle Class Shares	2,219,412	—	100	—

IM (c)
Issued	100	—	100	—
Reinvested	— (a)	—	— (a)	—

Change in IM Shares	100	—	100	—

Institutional Class
Issued	132,821,190	94,514,092	71,792,826	70,244,085
Reinvested	65	224	9	42
Redeemed	(134,960,223)	(95,702,714)	(71,183,456)	(69,094,225)

Change in Institutional Class Shares	(2,138,968)	(1,188,398)	609,379	1,149,902

Investor
Issued	2,663,650	4,602,358	660,127	765,035
Reinvested	198	400	— (a)	1
Redeemed	(2,628,020)	(3,467,905)	(741,497)	(844,797)

Change in Investor Shares	35,828	1,134,853	(81,370)	(79,761)

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

.	U.S. Government Money Market Fund		U.S. Treasury Plus Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS: (continued)
Morgan
Issued	103,683,836	144,555,620	45,452,048	62,948,160
Reinvested	38	86	— (a)	1
Redeemed	(102,819,741)	(145,006,370)	(45,409,540)	(63,268,656)

Change in Morgan Shares	864,133	(450,664)	42,508	(320,495)

Premier
Issued	59,982,447	59,184,295	24,845,242	20,129,600
Reinvested	16	46	— (a)	1
Redeemed	(60,639,648)	(59,112,337)	(24,851,887)	(20,231,436)

Change in Premier Shares	(657,185)	72,004	(6,645)	(101,835)

Reserve
Issued	4,286,528	7,600,302	49,003,922	68,592,267
Reinvested	— (a)	— (a)	3	9
Redeemed	(4,275,834)	(7,620,850)	(49,087,021)	(68,667,650)

Change in Reserve Shares	10,694	(20,548)	(83,096)	(75,374)

Service
Issued	5,713,454	7,371,714	—	—
Reinvested	40	60	— (a)	— (a)
Redeemed	(5,670,624)	(7,065,978)	—	—

Change in Service Shares	42,870	305,796	— (a)	— (a)

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective March 1, 2012.
(c)	Commencement of offering of class of shares effective May 31, 2012.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	85

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$820,701	$1,605,743	$87,710,582	$40,816,614
Distributions reinvested	2	— (a)	10	11
Cost of shares redeemed	(1,348,226)	(1,890,248)	(86,939,603)	(40,730,290)

Change in net assets resulting from Agency capital transactions	$(527,523)	$(284,505)	$770,989	$86,335

Capital
Proceeds from shares issued	$—	$—	$21,921,862	$21,705,500
Distributions reinvested	—	—	51	61
Cost of shares redeemed	—	—	(20,450,398)	(18,555,562)

Change in net assets resulting from Capital capital transactions	$—	$—	$1,471,515	$3,149,999

Institutional Class
Proceeds from shares issued	$8,148,550	$11,888,058	$19,207,470	$19,838,451
Distributions reinvested	183	32	36	51
Cost of shares redeemed	(9,215,174)	(12,731,439)	(17,690,715)	(19,269,119)

Change in net assets resulting from Institutional Class capital transactions	$(1,066,441)	$(843,349)	$1,516,791	$569,383

Morgan
Proceeds from shares issued	$2,080,930	$4,232,558	$112,082,906	$108,754,446
Distributions reinvested	8	2	5	8
Cost of shares redeemed	(2,093,136)	(4,353,375)	(111,626,009)	(108,633,303)

Change in net assets resulting from Morgan capital transactions	$(12,198)	$(120,815)	$456,902	$121,151

Premier
Proceeds from shares issued	$635,590	$901,133	$40,396,424	$58,181,412
Distributions reinvested	17	4	3	5
Cost of shares redeemed	(778,610)	(1,134,951)	(40,518,304)	(58,458,539)

Change in net assets resulting from Premier capital transactions	$(143,003)	$(233,814)	$(121,877)	$(277,122)

Reserve
Proceeds from shares issued	$121,014	$114,812	$121,047	$147,893
Distributions reinvested	2	— (a)	1	— (a)
Cost of shares redeemed	(114,149)	(109,899)	(133,752)	(124,453)

Change in net assets resulting from Reserve capital transactions	$6,867	$4,913	$(12,704)	$23,440

Service
Distributions reinvested	$—	$—	$— (a)	$— (a)

Change in net assets resulting from Service capital transactions	$—	$—	$— (a)	$— (a)

Total change in net assets resulting from capital transactions	$(1,742,298)	$(1,477,570)	$4,081,616	$3,673,186

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Federal Money Market Fund		100% U.S. Treasury Securities Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Agency
Issued	820,701	1,605,743	87,710,582	40,816,614
Reinvested	2	— (a)	10	11
Redeemed	(1,348,226)	(1,890,248)	(86,939,603)	(40,730,290)

Change in Agency Shares	(527,523)	(284,505)	770,989	86,335

Capital
Issued	—	—	21,921,862	21,705,500
Reinvested	—	—	51	61
Redeemed	—	—	(20,450,398)	(18,555,562)

Change in Capital Shares	—	—	1,471,515	3,149,999

Institutional Class
Issued	8,148,550	11,888,058	19,207,470	19,838,451
Reinvested	183	32	36	51
Redeemed	(9,215,174)	(12,731,439)	(17,690,715)	(19,269,119)

Change in Institutional Class Shares	(1,066,441)	(843,349)	1,516,791	569,383

Morgan
Issued	2,080,930	4,232,558	112,082,906	108,754,446
Reinvested	8	2	5	8
Redeemed	(2,093,136)	(4,353,375)	(111,626,009)	(108,633,303)

Change in Morgan Shares	(12,198)	(120,815)	456,902	121,151

Premier
Issued	635,590	901,133	40,396,424	58,181,412
Reinvested	17	4	3	5
Redeemed	(778,610)	(1,134,951)	(40,518,304)	(58,458,539)

Change in Premier Shares	(143,003)	(233,814)	(121,877)	(277,122)

Reserve
Issued	121,014	114,812	121,047	147,893
Reinvested	2	— (a)	1	— (a)
Redeemed	(114,149)	(109,899)	(133,752)	(124,453)

Change in Reserve Shares	6,867	4,913	(12,704)	23,440

Service
Reinvested	—	—	— (a)	— (a)

Change in Service Shares	—	—	— (a)	— (a)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	87

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Agency
Proceeds from shares issued	$1,774,224	$2,412,983	$626,810	$459,586
Distributions reinvested	12	28	5	14
Cost of shares redeemed	(2,056,865)	(2,511,600)	(683,050)	(369,915)

Change in net assets resulting from Agency capital transactions	$(282,629)	$(98,589)	$(56,235)	$89,685

Direct
Distributions reinvested	$— (a)	$— (a)	$—	$—

Change in net assets resulting from Direct capital transactions	$— (a)	$— (a)	$—	$—

Eagle Class
Proceeds from shares issued	$1,222,097	$775,180	$—	$—
Distributions reinvested	197	163	—	—
Cost of shares redeemed	(887,083)	(878,338)	—	—

Change in net assets resulting from Eagle Class capital transactions	$335,211	$(102,995)	$—	$—

E*Trade
Proceeds from shares issued	$—	$—	$687,643	$682,293
Distributions reinvested	—	—	175	186
Cost of shares redeemed	—	—	(550,624)	(642,193)

Change in net assets resulting from E*Trade capital transactions	$—	$—	$137,194	$40,286

Institutional Class
Proceeds from shares issued	$34,064,282	$38,432,686	$766,817	$1,302,748
Distributions reinvested	311	883	420	651
Cost of shares redeemed	(35,138,630)	(42,996,139)	(1,113,146)	(1,697,301)

Change in net assets resulting from Institutional Class capital transactions	$(1,074,037)	$(4,562,570)	$(345,909)	$(393,902)

Morgan
Proceeds from shares issued	$29,292,037	$36,619,812	$1,646,385	$1,079,996
Distributions reinvested	18	15	—	4
Cost of shares redeemed	(29,266,065)	(36,732,902)	(1,624,458)	(1,066,680)

Change in net assets resulting from Morgan capital transactions	$25,990	$(113,075)	$21,927	$13,320

Premier
Proceeds from shares issued	$19,703,180	$15,502,579	$105,546	$179,452
Distributions reinvested	11	9	—	1
Cost of shares redeemed	(17,677,282)	(15,348,071)	(132,309)	(213,820)

Change in net assets resulting from Premier capital transactions	$2,025,909	$154,517	$(26,763)	$(34,367)

Reserve
Proceeds from shares issued	$35,370,956	$34,201,889	$9,519,776	$14,063,653
Distributions reinvested	34	24	—	— (a)
Cost of shares redeemed	(35,906,642)	(33,178,810)	(9,529,243)	(14,068,543)

Change in net assets resulting from Reserve capital transactions	$(535,652)	$1,023,103	$(9,467)	$(4,890)

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS: (continued)
Service
Proceeds from shares issued	$—	$—	$4,471,217	$7,377,557
Distributions reinvested	—	—	—	3
Cost of shares redeemed	—	—	(4,501,035)	(7,418,151)

Change in net assets resulting from Service capital transactions	$—	$—	$(29,818)	$(40,591)

Total change in net assets resulting from capital transactions	$494,792	$(3,699,609)	$(309,071)	$(330,459)

SHARE TRANSACTIONS:
Agency
Issued	1,774,224	2,412,983	626,800	459,586
Reinvested	12	28	5	14
Redeemed	(2,056,865)	(2,511,600)	(683,050)	(369,915)

Change in Agency Shares	(282,629)	(98,589)	(56,245)	89,685

Direct
Reinvested	— (a)	— (a)	—	—

Change in Direct Shares	— (a)	— (a)	—	—

Eagle Class
Issued	1,222,097	775,180	—	—
Reinvested	197	163	—	—
Redeemed	(887,083)	(878,338)	—	—

Change in Eagle Class Shares	335,211	(102,995)	—	—

E*Trade
Issued	—	—	687,704	682,293
Reinvested	—	—	175	186
Redeemed	—	—	(550,554)	(642,193)

Change in E*Trade Shares	—	—	137,325	40,286

Institutional Class
Issued	34,064,282	38,432,686	766,631	1,302,748
Reinvested	311	883	420	651
Redeemed	(35,138,630)	(42,996,139)	(1,113,103)	(1,697,301)

Change in Institutional Class Shares	(1,074,037)	(4,562,570)	(346,052)	(393,902)

Morgan
Issued	29,292,037	36,619,812	1,646,426	1,079,996
Reinvested	18	15	—	4
Redeemed	(29,266,065)	(36,732,902)	(1,624,450)	(1,066,680)

Change in Morgan Shares	25,990	(113,075)	21,976	13,320

Premier
Issued	19,703,180	15,502,579	105,532	179,452
Reinvested	11	9	—	1
Redeemed	(17,677,282)	(15,348,071)	(132,309)	(213,820)

Change in Premier Shares	2,025,909	154,517	(26,777)	(34,367)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	89

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Tax Free Money Market Fund		Municipal Money Market Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS: (continued)
Reserve
Issued	35,370,956	34,201,889	9,519,803	14,063,653
Reinvested	34	24	—	— (a)
Redeemed	(35,906,642)	(33,178,810)	(9,529,243)	(14,068,543)

Change in Reserve Shares	(535,652)	1,023,103	(9,440)	(4,890)

Service
Issued	—	—	4,471,179	7,377,557
Reinvested	—	—	—	3
Redeemed	—	—	(4,501,035)	(7,418,151)

Change in Service Shares	—	—	(29,856)	(40,591)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund
Class B
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Class C
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Agency
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Capital
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Cash Management
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Direct
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
May 10, 2010 (h) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
May 31, 2012 (h) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$1,886	0.33%		0.01%		1.16%
1.00	0.01		2,829	0.29		0.01		1.16
1.00	0.01		4,473	0.31		0.01		1.16
1.00	0.00	(e)	6,932	0.59	(f)	0.00	(e)	1.17
1.00	1.62		13,709	0.99	(f)	1.52		1.17

1.00	0.01		9,087	0.32		0.01		1.16
1.00	0.01		9,993	0.29		0.01		1.16
1.00	0.01		12,361	0.32		0.01		1.16
1.00	0.00	(e)	6,723	0.58	(f)	0.00	(e)	1.17
1.00	1.62		11,057	0.99	(f)	1.52		1.17

1.00	0.08		7,532,479	0.26		0.08		0.31
1.00	0.04		8,019,311	0.26		0.04		0.31
1.00	0.07		12,815,353	0.26		0.07		0.31
1.00	0.26		11,341,161	0.28	(f)	0.27		0.32
1.00	2.34		14,591,611	0.27	(g)	2.27		0.32

1.00	0.16		68,141,597	0.18		0.16		0.21
1.00	0.12		75,485,880	0.18		0.12		0.21
1.00	0.15		76,648,261	0.18		0.14		0.21
1.00	0.35		86,818,790	0.18	(g)	0.35		0.22
1.00	2.44		82,462,192	0.18	(f)	2.30		0.22

1.00	0.01		702,440	0.32		0.01		0.96
1.00	0.01		527,614	0.29		0.01		0.96
1.00	0.01		565,910	0.32		0.01		0.96
1.00	0.00	(e)	385,509	0.53	(g)	0.00	(e)	0.97
1.00	1.63		334,078	0.97	(g)	1.52		0.97

1.00	0.04		754,195	0.30		0.04		0.31
1.00	0.02		1,558,831	0.28		0.02		0.31
1.00	0.03		1,183,658	0.29		0.03		0.31
1.00	0.04		1,009,356	0.30		0.04		0.30

1.00	0.01		431,169	0.35		0.01		0.71
1.00	0.01		838,513	0.29		0.01		0.71
1.00	0.01		1,207,045	0.41		0.01		0.88

1.00	0.12		100	0.16		0.16		0.16

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	93

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Prime Money Market Fund (continued)
Institutional Class
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Investor
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Premier
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.13%		$23,495,745	0.21%		0.13%		0.26%
1.00	0.09		26,769,490	0.21		0.09		0.26
1.00	0.12		29,886,053	0.21		0.11		0.26
1.00	0.32		39,053,068	0.22	(g)	0.32		0.27
1.00	2.40		45,721,168	0.22	(f)	2.28		0.27

1.00	0.01		403,330	0.33		0.01		0.51
1.00	0.01		520,797	0.29		0.01		0.51
1.00	0.01		480,917	0.32		0.01		0.51
1.00	0.00	(e)	613,967	0.32		0.00	(e)	0.50

1.00	0.01		2,549,889	0.33		0.01		0.51
1.00	0.01		2,667,326	0.29		0.01		0.51
1.00	0.01		2,936,414	0.31		0.01		0.51
1.00	0.10		3,892,404	0.45	(f)	0.13		0.52
1.00	2.09		7,939,483	0.52	(f)	2.05		0.52

1.00	0.01		2,540,125	0.33		0.01		0.46
1.00	0.01		3,338,000	0.29		0.01		0.46
1.00	0.01		5,021,450	0.31		0.01		0.46
1.00	0.13		5,852,367	0.42	(f)	0.14		0.47
1.00	2.14		10,888,362	0.47	(f)	2.08		0.47

1.00	0.01		1,449,080	0.32		0.01		0.71
1.00	0.01		1,526,992	0.29		0.01		0.71
1.00	0.01		1,781,936	0.31		0.01		0.71
1.00	0.04		2,569,511	0.52	(f)	0.04		0.72
1.00	1.89		3,927,075	0.72	(f)	1.74		0.72

1.00	0.01		1,563,743	0.32		0.01		1.06
1.00	0.01		1,419,924	0.29		0.01		1.06
1.00	0.01		1,088,239	0.31		0.01		1.06
1.00	0.00	(e)	1,007,290	0.32		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	95

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund
Class B
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Class C
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Agency
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Capital
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.03		—	(d)	0.03		(0.03)		—		(0.03)

E*Trade
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
January 8, 2009 (h) through February 28, 2009	1.00	—	(d)	—		—	(d)	—	(d)	—		—	(d)

Institutional Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Investor
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.
(h)	Commencement of offering of class of shares.
(i)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$3,643	0.35%		0.01%		1.17%
1.00	0.01		6,248	0.30		0.01		1.17
1.00	0.02		9,102	0.33		0.01		1.17
1.00	0.00	(e)	17,713	0.63	(f)	0.00	(e)	1.18
1.00	1.71		34,781	0.99	(f)	1.57		1.19

1.00	0.01		364,445	0.34		0.01		1.17
1.00	0.01		398,734	0.30		0.01		1.17
1.00	0.02		419,195	0.33		0.01		1.18
1.00	0.00	(e)	420,552	0.59	(f)	0.00	(e)	1.18
1.00	1.71		468,725	0.98	(g)	1.74		1.18

1.00	0.09		122,386	0.26		0.09		0.32
1.00	0.05		134,975	0.26		0.05		0.32
1.00	0.09		415,248	0.26		0.08		0.33
1.00	0.30		308,594	0.28	(f)	0.31		0.33
1.00	2.43		451,480	0.27	(g)	2.42		0.33

1.00	0.17		2,806,226	0.18		0.17		0.22
1.00	0.13		2,985,462	0.18		0.13		0.22
1.00	0.17		2,296,780	0.18		0.16		0.22
1.00	0.40		3,953,966	0.19	(f)	0.39		0.23
1.00	2.53		3,953,504	0.18	(f)	2.40		0.23

1.00	0.05		2,446,643	0.27		0.05		1.07
1.00	0.05		199,806	0.26		0.05		1.07
1.00	0.06		187,244	0.29		0.05		1.07
1.00	0.03		179,380	0.32		0.05		1.06
1.00	0.06		1,761	1.03	(i)	0.21		1.09

1.00	0.14		2,534,423	0.21		0.14		0.27
1.00	0.10		4,243,305	0.21		0.10		0.27
1.00	0.14		2,183,936	0.21		0.13		0.27
1.00	0.36		2,438,682	0.22	(f)	0.33		0.28
1.00	2.49		2,047,234	0.22	(f)	2.36		0.28

1.00	0.01		567,682	0.34		0.01		0.52
1.00	0.01		562,453	0.30		0.01		0.52
1.00	0.02		491,592	0.33		0.01		0.52
1.00	0.12		572,388	0.47	(f)	0.14		0.53
1.00	2.17		714,135	0.52	(g)	2.16		0.53

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	97

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Liquid Assets Money Market Fund (continued)
Morgan
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Premier
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.02%.
(g)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$2,472,266	0.34%		0.01%		0.62%
1.00	0.01		2,975,898	0.30		0.01		0.62
1.00	0.02		2,964,774	0.33		0.01		0.62
1.00	0.09		3,141,289	0.49	(f)	0.09		0.63
1.00	2.09		3,567,073	0.60	(g)	2.05		0.63

1.00	0.01		154,775	0.34		0.01		0.47
1.00	0.01		166,487	0.30		0.01		0.47
1.00	0.02		231,302	0.33		0.01		0.47
1.00	0.15		317,407	0.44	(f)	0.16		0.48
1.00	2.23		660,906	0.46	(g)	2.27		0.48

1.00	0.01		178,029	0.34		0.01		0.72
1.00	0.01		249,909	0.30		0.01		0.72
1.00	0.02		286,293	0.33		0.01		0.72
1.00	0.05		380,945	0.57	(f)	0.07		0.73
1.00	1.98		832,849	0.71	(g)	2.09		0.73

1.00	0.01		118,015	0.34		0.01		1.07
1.00	0.01		156,429	0.30		0.01		1.07
1.00	0.02		216,160	0.33		0.01		1.07
1.00	0.00	(e)	352,780	0.64	(f)	0.00	(e)	1.08
1.00	1.62		768,490	1.07	(f)	1.43		1.09

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	99

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund
Agency
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Capital
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Direct
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
March 1, 2012 (h) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
May 31, 2012 (h) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Investor
Year Ended February 28, 2013	1.00	—	(d)	—		—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$9,712,330	0.17%		0.00	%(e)	0.31%
1.00	0.01		8,520,118	0.12		0.01		0.31
1.00	0.02		7,720,013	0.24		0.00	(e)	0.31
1.00	0.13		8,057,013	0.26		0.14		0.31
1.00	1.81		12,778,607	0.27	(f)	1.60		0.32

1.00	0.01		28,211,844	0.16		0.01		0.21
1.00	0.01		33,517,276	0.12		0.01		0.21
1.00	0.08		34,776,795	0.18		0.06		0.21
1.00	0.21		38,504,450	0.17		0.22		0.21
1.00	1.92		53,014,849	0.18	(g)	1.58		0.22

1.00	0.00	(e)	392,336	0.17		0.00	(e)	0.31
1.00	0.01		645,927	0.12		0.01		0.31
1.00	0.02		377,821	0.24		0.00	(e)	0.31
1.00	0.01		88,599	0.27		0.01		0.30

1.00	0.01		2,219,405	0.16		0.01		0.71

1.00	0.02		100	0.15		0.03		0.16

1.00	0.00	(e)	8,263,941	0.17		0.00	(e)	0.26
1.00	0.01		10,402,935	0.12		0.01		0.26
1.00	0.05		11,591,430	0.21		0.03		0.26
1.00	0.18		19,839,937	0.21		0.18		0.26
1.00	1.88		24,864,451	0.22	(g)	1.56		0.27

1.00	0.00	(e)	4,437,341	0.17		0.00	(e)	0.51
1.00	0.01		4,401,603	0.12		0.01		0.51
1.00	0.02		3,266,727	0.24		0.00	(e)	0.51
1.00	0.00		3,438,538	0.25		0.00	(e)	0.50

1.00	0.00	(e)	2,795,260	0.17		0.00	(e)	0.61
1.00	0.01		1,931,164	0.13		0.01		0.61
1.00	0.02		2,381,884	0.24		0.00	(e)	0.61
1.00	0.01		2,307,416	0.41		0.01		0.61
1.00	1.48		4,990,436	0.60	(f)	1.39		0.62

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	101

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Government Money Market Fund (continued)
Premier
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$4,184,299	0.17%		0.00	%(e)	0.46%
1.00	0.01		4,841,573	0.12		0.01		0.46
1.00	0.02		4,769,530	0.24		0.00	(e)	0.46
1.00	0.04		5,162,992	0.35		0.03		0.46
1.00	1.62		3,389,001	0.46	(f)	1.47		0.47

1.00	0.00	(e)	34,522	0.17		0.00	(e)	0.71
1.00	0.01		23,828	0.14		0.00	(e)	0.71
1.00	0.02		44,382	0.24		0.00	(e)	0.71
1.00	0.00	(e)	65,425	0.43		0.00	(e)	0.71
1.00	1.37		181,072	0.71	(f)	1.47		0.71

1.00	0.00	(e)	910,554	0.17		0.00	(e)	1.06
1.00	0.01		867,708	0.13		0.00	(e)	1.06
1.00	0.02		561,970	0.24		0.00	(e)	1.06
1.00	0.00		495,606	0.39		0.00	(e)	1.06
1.00	1.04		597,506	1.00	(f)	0.44		1.07

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	103

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund
Class B
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Class C
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Agency
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Direct
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (h) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
March 1, 2012 (h) through February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

IM
May 31, 2012 (h) through February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Investor
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$389	0.15%		0.00	%(e)	1.16%
1.00	0.00	(e)	515	0.09		0.00	(e)	1.16
1.00	0.01		617	0.21		0.00	(e)	1.16
1.00	0.00		1,192	0.28	(f)	0.00	(e)	1.16
1.00	0.58		1,814	0.69	(g)	0.46		1.17

1.00	0.00	(e)	185,554	0.15		0.00	(e)	1.16
1.00	0.00	(e)	189,206	0.09		0.00	(e)	1.16
1.00	0.01		175,024	0.21		0.00	(e)	1.16
1.00	0.00		91,807	0.30	(f)	0.00	(e)	1.17
1.00	0.58		161,891	0.68	(g)	0.44		1.18

1.00	0.00	(e)	2,869,561	0.15		0.00		0.31
1.00	0.00	(e)	998,134	0.09		0.00	(e)	0.31
1.00	0.01		2,052,542	0.21		0.00	(e)	0.31
1.00	0.05		2,216,299	0.23	(f)	0.05		0.31
1.00	1.05		2,824,679	0.28	(g)	0.72		0.33

1.00	0.00	(e)	1,634,584	0.15		0.00		0.31
1.00	0.00	(e)	2,070,205	0.08		0.00	(e)	0.31
1.00	0.01		1,197,068	0.21		0.00	(e)	0.31
1.00	0.00	(e)	916,720	0.18		0.00	(e)	0.30

1.00	0.00	(e)	100	0.15		0.00		0.71

1.00	0.01		100	0.14		0.02		0.16

1.00	0.00	(e)	7,555,937	0.15		0.00	(e)	0.26
1.00	0.00	(e)	6,946,570	0.08		0.00	(e)	0.26
1.00	0.02		5,796,795	0.20		0.01		0.26
1.00	0.08		7,994,678	0.20	(f)	0.09		0.26
1.00	1.12		12,044,908	0.22	(g)	0.73		0.28

1.00	0.00	(e)	300,429	0.15		0.00		0.51
1.00	0.00	(e)	381,781	0.08		0.00	(e)	0.51
1.00	0.01		461,529	0.21		0.00	(e)	0.51
1.00	0.00	(e)	861,277	0.29	(f)	0.00	(e)	0.52
1.00	0.84		1,126,084	0.49	(f)	0.84		0.52

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	105

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
U.S. Treasury Plus Money Market Fund (continued)
Morgan
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (h) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.01%.
(g)	Includes insurance expense of 0.02%.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$597,117	0.15%		0.00	%(e)	0.61%
1.00	0.00	(e)	554,548	0.10		0.00	(e)	0.61
1.00	0.01		875,074	0.21		0.00	(e)	0.61
1.00	0.00	(e)	981,399	0.29	(f)	0.00	(e)	0.61
1.00	0.79		1,648,642	0.53	(g)	0.75		0.62

1.00	0.00	(e)	611,667	0.15		0.00	(e)	0.46
1.00	0.00	(e)	618,249	0.09		0.00	(e)	0.46
1.00	0.01		720,085	0.21		0.00	(e)	0.46
1.00	0.00	(e)	860,500	0.28	(f)	0.00	(e)	0.46
1.00	0.88		1,393,368	0.45	(g)	0.77		0.47

1.00	0.00	(e)	915,908	0.15		0.00	(e)	0.71
1.00	0.00	(e)	998,994	0.09		0.00	(e)	0.71
1.00	0.01		1,074,397	0.21		0.00	(e)	0.71
1.00	0.00	(e)	1,223,618	0.29	(f)	0.00	(e)	0.71
1.00	0.72		2,020,603	0.57	(g)	0.54		0.73

1.00	0.00	(e)	100	0.15		0.00	(e)	1.06
1.00	0.00	(e)	100	0.09		0.00	(e)	1.06
1.00	0.01		100	0.21		0.00	(e)	1.06
1.00	0.00		100	0.21		0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	107

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Federal Money Market Fund
Agency
Year Ended February 28, 2013	$1.00	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—		—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Institutional Class
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—		—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Morgan
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—		—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—		—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—		—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Amount rounds to less than 0.01%
(d)	Includes insurance expense of 0.02%.
(e)	Includes insurance expense of 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$258,642	0.11%		0.01%		0.33%
1.00	0.00	(c)	786,165	0.11		0.00	(c)	0.33
1.00	0.02		1,070,681	0.22		0.00	(c)	0.31
1.00	0.11		1,371,397	0.26		0.11		0.31
1.00	1.76		1,583,121	0.28	(d)	1.50		0.32

1.00	0.01		3,259,389	0.12		0.01		0.28
1.00	0.00	(c)	4,325,820	0.10		0.00	(c)	0.28
1.00	0.04		5,169,215	0.21		0.02		0.26
1.00	0.16		9,147,745	0.21	(e)	0.18		0.26
1.00	1.82		18,216,366	0.21	(e)	1.70		0.27

1.00	0.01		127,920	0.12		0.01		0.63
1.00	0.00	(c)	140,119	0.11		0.00	(c)	0.63
1.00	0.02		260,943	0.22		0.00	(c)	0.61
1.00	0.00	(c)	171,067	0.38	(e)	0.00	(c)	0.61
1.00	1.42		271,793	0.60	(e)	1.42		0.62

1.00	0.01		292,491	0.12		0.01		0.48
1.00	0.00	(c)	435,501	0.11		0.00	(c)	0.48
1.00	0.02		669,328	0.22		0.00	(c)	0.46
1.00	0.02		872,798	0.37	(e)	0.03		0.46
1.00	1.57		1,648,481	0.46	(e)	1.47		0.47

1.00	0.01		18,231	0.12		0.01		0.73
1.00	0.00	(c)	11,368	0.09		0.01		0.73
1.00	0.02		6,455	0.23		0.00	(c)	0.71
1.00	0.00	(c)	107,259	0.38		0.00	(c)	0.71
1.00	1.32		74,937	0.70	(d)	1.06		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	109

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
100% U.S. Treasury Securities Money Market Fund
Agency
Year Ended February 28, 2013	$1.00	$—		$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Capital
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Institutional Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—		—		—
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—		—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 1, 2009 (f) through February 28, 2010	1.00	—		—	(d)	—	(d)	—		—		—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.00	%(e)	$2,685,908	0.10%	0.00%		0.31%
1.00	0.00	(e)	1,914,902	0.06	0.00	(e)	0.31
1.00	0.01		1,828,609	0.16	0.00	(e)	0.31
1.00	0.00	(e)	1,522,013	0.19	0.00	(e)	0.30
1.00	1.03		2,172,668	0.25	0.97		0.31

1.00	0.00	(e)	9,726,191	0.10	0.00		0.21
1.00	0.00	(e)	8,254,673	0.05	0.00	(e)	0.21
1.00	0.01		5,104,707	0.16	0.00	(e)	0.21
1.00	0.05		6,104,553	0.14	0.05		0.20
1.00	1.13		7,615,191	0.16	1.12		0.21

1.00	0.00	(e)	8,763,499	0.10	0.00	(e)	0.26
1.00	0.00	(e)	7,246,605	0.06	0.00	(e)	0.26
1.00	0.01		6,677,266	0.16	0.00	(e)	0.26
1.00	0.02		4,975,391	0.17	0.03		0.25
1.00	1.09		12,766,575	0.20	1.06		0.26

1.00	0.00	(e)	1,969,401	0.10	0.00	(e)	0.61
1.00	0.00	(e)	1,512,492	0.05	0.00	(e)	0.61
1.00	0.01		1,391,343	0.16	0.00	(e)	0.61
1.00	0.00		1,313,218	0.19	0.00	(e)	0.60
1.00	0.77		2,103,069	0.53	0.75		0.61

1.00	0.00	(e)	1,361,053	0.10	0.00	(e)	0.46
1.00	0.00	(e)	1,482,938	0.06	0.00	(e)	0.46
1.00	0.01		1,760,070	0.16	0.00	(e)	0.46
1.00	0.00		1,974,357	0.19	0.00	(e)	0.45
1.00	0.87		3,629,348	0.41	0.80		0.46

1.00	0.00	(e)	56,977	0.10	0.00	(e)	0.71
1.00	0.00	(e)	69,684	0.05	0.01		0.71
1.00	0.01		46,241	0.15	0.00	(e)	0.71
1.00	0.00		309,357	0.22	0.00	(e)	0.70
1.00	0.68		4,920,380	0.59	0.63		0.71

1.00	0.00	(e)	100	0.10	0.00		1.06
1.00	0.00	(e)	100	0.06	0.00	(e)	1.06
1.00	0.01		100	0.16	0.00	(e)	1.06
1.00	0.00		100	0.16	0.00	(e)	1.05

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	111

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Tax Free Money Market Fund
Agency
Year Ended February 28, 2013	$1.00	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)	$—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Direct
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
July 17, 2009 (g) through February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)

Eagle Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
May 10, 2010 (g) through February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)

Institutional Class
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.02		—	(d)	0.02		(0.02)		—		(0.02)

Morgan
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

Reserve
Year Ended February 28, 2013	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 29, 2012	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2011	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)	—	(d)
Year Ended February 28, 2010	1.00	—	(d)	—	(d)	—	(d)	—	(d)	—		—	(d)
Year Ended February 28, 2009	1.00	0.01		—	(d)	0.01		(0.01)		—		(0.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(d)	Amount rounds to less than $0.01.
(e)	Amount rounds to less than 0.01%.
(f)	Includes insurance expense of 0.02%.
(g)	Commencement of offering of class of shares.
(h)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (b)		Net assets, end of period (000’s)	Net expenses (c)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.01%		$410,555	0.21%		0.00	%(e)	0.31%
1.00	0.01		693,197	0.21		0.01		0.31
1.00	0.08		791,812	0.26		0.04		0.31
1.00	0.16		1,062,442	0.28	(f)	0.17		0.32
1.00	1.64		1,412,071	0.28	(f)	1.57		0.33

1.00	0.01		100	0.21		0.00	(e)	0.31
1.00	0.01		100	0.22		0.00	(e)	0.31
1.00	0.05		100	0.29		0.01		0.31
1.00	0.02		100	0.30	(f)	0.04		0.31

1.00	0.02		1,363,619	0.20		0.01		0.71
1.00	0.02		1,028,433	0.21		0.01		0.71
1.00	0.03		1,131,461	0.36		0.01		0.87

1.00	0.03		5,288,309	0.20		0.02		0.26
1.00	0.03		6,362,480	0.19		0.03		0.26
1.00	0.13		10,925,258	0.21		0.09		0.26
1.00	0.22		11,805,037	0.23	(f)	0.23		0.28
1.00	1.70		13,741,504	0.22	(f)	1.72		0.27

1.00	0.01		448,515	0.21		0.00	(e)	0.61
1.00	0.01		422,534	0.22		0.00	(e)	0.61
1.00	0.03		535,623	0.30		0.00	(e)	0.61
1.00	0.02		538,168	0.45	(h)	0.03		0.63
1.00	1.30		920,327	0.61	(f)	1.25		0.62

1.00	0.01		4,891,040	0.21		0.00	(e)	0.46
1.00	0.01		2,865,171	0.22		0.00	(e)	0.46
1.00	0.03		2,710,731	0.30		0.00	(e)	0.46
1.00	0.05		3,386,375	0.41	(h)	0.06		0.48
1.00	1.45		5,420,621	0.47	(f)	1.40		0.47

1.00	0.01		6,804,823	0.21		0.00	(e)	0.71
1.00	0.01		7,340,658	0.22		0.00	(e)	0.71
1.00	0.03		6,317,759	0.30		0.00	(e)	0.71
1.00	0.00	(e)	6,223,699	0.45	(f)	0.01		0.73
1.00	1.19		8,490,457	0.72	(f)	1.17		0.72

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	113

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations						Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations		Net investment income		Net realized gain		Total distributions
Municipal Money Market Fund
Agency
Year Ended February 28, 2013	$1.00	$—	(b)	$—	(b)	$—	(b)	$—	(b)	$—		$—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

E*Trade
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

Institutional Class
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Morgan
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—		—		—
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

Premier
Year Ended February 28, 2013	1.00	—	(b)	—	(b)	—	(b)	—		—		—
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.02		—	(b)	0.02		(0.02)		—		(0.02)

Reserve
Year Ended February 28, 2013	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

Service
Year Ended February 28, 2013	1.00	—		—	(b)	—	(b)	—		—		—
Year Ended February 29, 2012	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2011	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)	—	(b)
Year Ended February 28, 2010	1.00	—	(b)	—	(b)	—	(b)	—	(b)	—		—	(b)
Year Ended February 28, 2009	1.00	0.01		—	(b)	0.01		(0.01)		—		(0.01)

(a)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(b)	Amount rounds to less than $0.01.
(c)	Includes insurance expense of 0.01%.
(d)	Includes insurance expense of 0.02%.
(e)	Amount rounds to less than 0.01%
(f)	Includes insurance expense of 0.03%.

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
				Ratios to average net assets
Net asset value, end of period	Total return		Net assets, end of period (000’s)	Net expenses (a)		Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits

$1.00	0.04%		$64,782	0.26%		0.04%		0.32%
1.00	0.07		121,010	0.26		0.06		0.32
1.00	0.13		31,324	0.26		0.12		0.32
1.00	0.37		129,810	0.27	(c)	0.28		0.33
1.00	1.78		72,466	0.28	(d)	1.69		0.34

1.00	0.01		1,874,152	0.28		0.01		1.07
1.00	0.01		1,736,816	0.31		0.01		1.07
1.00	0.02		1,696,495	0.36		0.01		1.07
1.00	0.01		1,557,507	0.63	(d)	0.01		1.09
1.00	1.06		1,370,189	0.99	(d)	1.08		1.09

1.00	0.08		202,999	0.21		0.09		0.27
1.00	0.11		548,856	0.21		0.12		0.27
1.00	0.18		942,748	0.21		0.17		0.27
1.00	0.42		1,580,078	0.22	(c)	0.34		0.28
1.00	1.84		465,898	0.22	(d)	1.83		0.29

1.00	0.00		356,149	0.29		0.00	(e)	0.62
1.00	0.00	(e)	334,195	0.32		0.00	(e)	0.62
1.00	0.01		320,868	0.37		0.00	(e)	0.62
1.00	0.11		351,200	0.54	(d)	0.12		0.64
1.00	1.45		430,604	0.61	(d)	1.41		0.64

1.00	0.00		52,034	0.29		0.00	(e)	0.47
1.00	0.00	(e)	78,792	0.32		0.00	(e)	0.47
1.00	0.01		113,158	0.37		0.00	(e)	0.47
1.00	0.20		165,573	0.44	(c)	0.14		0.48
1.00	1.59		76,975	0.47	(d)	1.60		0.49

1.00	0.00		45,250	0.30		0.00		0.72
1.00	0.00	(e)	54,714	0.32		0.00	(e)	0.72
1.00	0.01		59,602	0.37		0.00	(e)	0.72
1.00	0.06		125,114	0.59	(d)	0.06		0.74
1.00	1.34		137,957	0.71	(c)	1.36		0.74

1.00	0.00		243,374	0.29		0.00		1.07
1.00	0.00	(e)	273,172	0.32		0.00	(e)	1.07
1.00	0.01		313,757	0.37		0.00	(e)	1.07
1.00	0.00	(e)	414,008	0.49	(c)	0.00	(e)	1.07
1.00	1.01		89,126	1.03	(f)	0.78		1.10

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 8 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Prime Money Market Fund	Class B, Class C, Agency, Capital, Cash Management, Direct, Eagle Class, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM I	Diversified
Liquid Assets Money Market Fund	Class B, Class C, Agency, Capital, E*Trade, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Government Money Market Fund	Agency, Capital, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
U.S. Treasury Plus Money Market Fund	Class B, Class C, Agency, Direct, Eagle Class**, IM*, Institutional Class, Investor, Morgan, Premier, Reserve and Service	JPM II	Diversified
Federal Money Market Fund	Agency, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
100% U.S. Treasury Securities Money Market Fund	Agency, Capital, Institutional Class, Morgan, Premier, Reserve and Service	JPM I	Diversified
Tax Free Money Market Fund	Agency, Direct, Eagle Class, Institutional Class, Morgan, Premier and Reserve	JPM I	Diversified
Municipal Money Market Fund	Agency, E*Trade, Institutional Class, Morgan, Premier, Reserve and Service	JPM II	Diversified

The investment objective of Prime Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and preserving capital.

The investment objective of Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund is to seek current income with liquidity and stability of principal.

The investment objective of U.S. Government Money Market Fund is to seek high current income with liquidity and stability of principal.

The investment objective of Federal Money Market Fund is to provide current income while still preserving capital and maintaining liquidity.

The investment objective of 100% U.S. Treasury Securities Money Market Fund is to provide the highest possible level of current income while still maintaining liquidity and providing maximum safety of principal.

The investment objective of Tax Free Money Market Fund is to provide the highest level of current income which is excluded from gross income, while still preserving capital and maintaining liquidity.

The investment objective of Municipal Money Market Fund is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal.

* IM Shares commenced operations on May 31, 2012, for Prime Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

** Eagle Class Shares commenced operations on March 1, 2012, for U.S. Government Money Market Fund and U.S. Treasury Plus Money Market Fund.

Effective November 1, 2009, Class B Shares of the Prime Money Market Fund, Liquid Assets Money Market Fund and U.S. Treasury Plus Money Market Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Morgan Shares.

Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Morgan Shares after eight years. No sales charges are assessed with respect to the Agency, Capital, Cash Management, Direct, Eagle Class, E*Trade, IM, Institutional Class, Investor, Morgan, Premier, Reserve and Service Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

116	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

A. Valuation of Investments — Each Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a-7 under the 1940 Act provided that certain conditions are met, including that the Fund’s Board of Trustees continues to believe that the amortized cost valuation method fairly reflects the market based net asset value per share of the Fund. This involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Funds can be expected to vary inversely with changes in prevailing interest rates.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of February 28, 2013, in valuing the Funds’ assets and liabilities carried at amortized cost which approximates fair value (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Prime Money Market Fund
Total Investments in Securities (a)	$—	$110,651,360	$—	$110,651,360

Liquid Assets Money Market Fund
Total Investments in Securities (a)	$—	$11,993,260	$—	$11,993,260

U.S. Government Money Market Fund
Total Investments in Securities (a)	$—	$61,136,488	$—	$61,136,488

U.S. Treasury Plus Money Market Fund
Total Investments in Securities (a)	$—	$14,656,020	$—	$14,656,020

Federal Money Market Fund
Total Investments in Securities (a)	$—	$3,949,431	$—	$3,949,431

100% U.S. Treasury Securities Money Market Fund
Total Investments in Securities (a)	$—	$24,556,030	$—	$24,556,030

Tax Free Money Market Fund
Total Investments in Securities (a)	$—	$19,183,726	$—	$19,183,726

Municipal Money Market Fund
Total Investments in Securities (a)	$—	$2,816,268	$—	$2,816,268

(a)	All portfolio holdings designated as Level 2 are disclosed individually in the Schedules of Portfolio Investments (“SOIs”). Please refer to the SOIs for specifics of the major categories of portfolio holdings.

There were no transfers between Levels 1 and 2 during the year ended February 28, 2013.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The following is the value and percentage of net assets of illiquid securities as of February 28, 2013 (amounts in thousands):

	Value	Percentage
Prime Money Market Fund	$3,943,000	3.6%
Liquid Assets Money Market Fund	375,000	3.2
U.S. Government Money Market Fund	1,900,000	3.1
U.S. Treasury Plus Money Market Fund	450,000	3.1
Tax Free Money Market Fund	78,375	0.4
Municipal Money Market Fund	121,490	4.3

C. Repurchase Agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the Advisor’s credit guidelines. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts.

E. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day, except that each class separately bears expenses related specifically to that class.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Distributions to Shareholders — Distributions from net investment income are generally declared daily and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed/ (distributions in excess of) net investment income	Accumulated net realized gains (losses)
U.S. Treasury Plus Money Market Fund	$—	(a)	$10	$(10)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to distribution reclassifications and excise tax expense.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to Investment Advisory Agreements, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each Fund and for such services is paid a fee. The Advisor’s fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is 0.08%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

118	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.10% of the first $100 billion of the average daily net assets of all money market funds in the J.P. Morgan Funds Complex and 0.05% of the average daily net assets in excess of $100 billion of all such funds. For the year ended February 28, 2013, the annual effective rate was 0.07% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMorgan Chase Bank, N.A. (“JPMCB”), a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class B, Class C, Cash Management, Eagle Class, E*Trade, Morgan, Reserve, and Service Shares of the Funds, as applicable, in accordance with Rule 12b-1 under the 1940 Act. The Agency, Capital, Direct, IM, Institutional Class, Investor and Premier Shares do not participate in the Distribution Plan. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class B	Class C	Cash Management	Eagle Class	E*Trade	Morgan	Reserve	Service
Prime Money Market Fund	0.75%	0.75%	0.50%	0.25%	n/a	n/a	0.25%	0.60%
Liquid Assets Money Market Fund	0.75	0.75	n/a	n/a	0.60%	0.10%	0.25	0.60
U.S. Government Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	0.60
U.S. Treasury Plus Money Market Fund	0.75	0.75	n/a	0.25	n/a	0.10	0.25	0.60
Federal Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	n/a	n/a	n/a	0.10	0.25	0.60
Tax Free Money Market Fund	n/a	n/a	n/a	0.25	n/a	0.10	0.25	n/a
Municipal Money Market Fund	n/a	n/a	n/a	n/a	0.60	0.10	0.25	0.60

The Distributor waived Distribution fees as outlined in Note 3.F.

In addition, the Distributor is entitled to receive the CDSC from redemptions of Class B and Class C Shares. For the year ended February 28, 2013, the Distributor retained the following amounts (in thousands):

	CDSC
Prime Money Market Fund	$3
Liquid Assets Money Market Fund	8
U.S. Treasury Plus Money Market Fund	—	(a)

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.25%	0.25%	0.15%	0.05%	0.30%	0.15%	0.30%
Liquid Assets Money Market Fund	0.25	0.25	0.15	0.05	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.15	0.05	n/a	0.15	0.30
U.S. Treasury Plus Money Market Fund	0.25	0.25	0.15	n/a	n/a	0.15	0.30
Federal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.15	0.05	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.15	n/a	n/a	0.15	0.30
Municipal Money Market Fund	n/a	n/a	0.15	n/a	n/a	n/a	n/a

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	119

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.10%	0.35%	0.35%	0.30%	0.30%	0.30%
Liquid Assets Money Market Fund	0.30%	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Government Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
U.S. Treasury Plus Money Market Fund	n/a	0.10	0.35	0.35	0.30	0.30	0.30
Federal Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	0.30
Tax Free Money Market Fund	n/a	0.10	n/a	0.35	0.30	0.30	n/a
Municipal Money Market Fund	0.30	0.10	n/a	0.35	0.30	0.30	0.30

The IM Shares do not pay a fee under the Shareholder Servicing Agreement.

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds, except IM Shares, to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class B	Class C	Agency	Capital	Cash Management	Direct	Eagle Class
Prime Money Market Fund	0.97%	0.97%	0.26%	0.18%	0.96%	0.30%	0.70%
Liquid Assets Money Market Fund	0.97	0.97	0.26	0.18	n/a	n/a	n/a
U.S. Government Money Market Fund	n/a	n/a	0.26	0.18	n/a	0.30	0.70
U.S. Treasury Plus Money Market Fund	0.97	0.97	0.26	n/a	n/a	0.30	0.70
Federal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	n/a	0.26	0.18	n/a	n/a	n/a
Tax Free Money Market Fund	n/a	n/a	0.26	n/a	n/a	0.30	0.70
Municipal Money Market Fund	n/a	n/a	0.26	n/a	n/a	n/a	n/a

	E*Trade	Institutional Class	Investor	Morgan	Premier	Reserve	Service
Prime Money Market Fund	n/a	0.21%	0.51%	0.52%	0.45%	0.70%	1.05%
Liquid Assets Money Market Fund	1.00%	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Government Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
U.S. Treasury Plus Money Market Fund	n/a	0.21	0.51	0.59	0.45	0.70	1.05
Federal Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
100% U.S. Treasury Securities Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	1.05
Tax Free Money Market Fund	n/a	0.21	n/a	0.59	0.45	0.70	n/a
Municipal Money Market Fund	1.00	0.21	n/a	0.59	0.45	0.70	1.05
The expense limitation agreements were in effect for the year ended February 28, 2013. The contractual expense limitation percentages in the table above are in place until at least June 30, 2013. In addition, the Funds’ service providers have voluntarily waived fees during the year ended February 28, 2013. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

120	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

For the year ended February 28, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Shareholder Servicing	Total
Prime Money Market Fund	$243	$38,105	$38,348
Liquid Assets Money Market Fund	24	5,732	5,756
U.S. Government Money Market Fund	128	18,201	18,329
U.S. Treasury Plus Money Market Fund	29	5,696	5,725
Federal Money Market Fund	—	3,053	3,053
100% U.S. Treasury Securities Money Market Fund	44	7,644	7,688
Tax Free Money Market Fund	—	4,321	4,321
Municipal Money Market Fund	6	1,852	1,858

				Voluntary Waivers
	Investment Advisory		Administration	Shareholder Servicing	Distribution	Total
Prime Money Market Fund	$—		$2	$13,740	$16,209	$29,951
Liquid Assets Money Market Fund	7		—	6,171	10,300	16,478
U.S. Government Money Market Fund	7,231		—	50,620	9,815	67,666
U.S. Treasury Plus Money Market Fund	3,303		—	13,764	4,248	21,315
Federal Money Market Fund	2,893		154	2,736	160	5,943
100% U.S. Treasury Securities Money Market Fund	13,222		149	17,366	1,910	32,647
Tax Free Money Market Fund	628		—	28,437	21,328	50,393
Municipal Money Market Fund	—	(a)	—	3,298	12,408	15,706

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 28, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	121

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

4. Class Specific Expenses

The Funds’ class specific gross expenses for the year ended February 28, 2013 were as follows (amounts in thousands):

	Distribution	Shareholder Servicing
Prime Money Market Fund
Class B	$17	$6
Class C	78	26
Agency	—	12,524
Capital	—	35,547
Cash Management	2,952	1,771
Direct	—	1,583
Eagle Class	150	180
Institutional Class	—	24,241
Investor	—	1,674
Morgan	—	8,649
Premier	—	8,936
Reserve	3,599	4,319
Service	9,439	4,719

	$16,235	$104,175

Liquid Assets Money Market Fund
Class B	$35	$12
Class C	2,528	843
Agency	—	207
Capital	—	1,626
E*Trade	4,266	2,133
Institutional Class	—	3,461
Investor	—	1,783
Morgan	2,582	9,037
Premier	—	382
Reserve	518	621
Service	788	394

	$10,717	$20,499

U.S. Government Money Market Fund
Agency	$—	$12,068
Capital	—	13,372
Direct	—	727
Eagle Class	2,030	2,435
Institutional Class	—	10,612
Investor	—	16,112
Morgan	2,120	7,419
Premier	—	12,725
Reserve	65	79
Service	5,610	2,806

	$9,825	$78,355

122	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Distribution		Shareholder Servicing
U.S. Treasury Plus Money Market Fund
Class B	$3		$1
Class C	1,365		455
Agency	—		2,457
Direct	—		2,717
Eagle Class	—	(a)	—	(a)
Institutional Class	—		7,529
Investor	—		1,288
Morgan	543		1,902
Premier	—		1,880
Reserve	2,337		2,804
Service	1		—	(a)

	$4,249		$21,033

Federal Money Market Fund
Agency	$—		$677
Institutional Class	—		3,594
Morgan	118		412
Premier	—		1,046
Reserve	49		60

	$167		$5,789

100% U.S. Treasury Securities Money Market Fund
Agency	$—		$3,026
Capital	—		3,983
Institutional Class	—		7,565
Morgan	1,720		6,021
Premier	—		4,188
Reserve	189		227
Service	1		—	(a)

	$1,910		$25,010

Tax Free Money Market Fund
Agency	$—		$814
Direct	—		—	(a)
Eagle Class	2,708		3,249
Institutional Class	—		5,671
Morgan	388		1,359
Premier	—		8,669
Reserve	18,233		21,879

	$21,329		$41,641

Municipal Money Market Fund
Agency	$—		$151
E*Trade	10,506		5,253
Institutional Class	—		547
Morgan	336		1,176
Premier	—		211
Reserve	100		120
Service	1,466		733

	$12,408		$8,191

(a)	Amount rounds to less than $1,000.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	123

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

5. Federal Income Tax Matters

The tax character of distributions paid during the fiscal year ended February 28, 2013 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$150,517	$—	$—	$150,517
Liquid Assets Money Market Fund	11,533	—	—	11,533
U.S. Government Money Market Fund	4,860	—	—	4,860
U.S. Treasury Plus Money Market Fund	51	—	—	51
Federal Money Market Fund	493	—	—	493
100% U.S. Treasury Securities Money Market Fund	268	—	—	268
Tax Free Money Market Fund	618	265	2,146	3,029
Municipal Money Market Fund	—	—	702	702

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Total Distributions Paid From:
	Ordinary Income	Long Term Capital Gains	Tax Exempt Income	Total Distributions Paid
Prime Money Market Fund	$113,068	$—	$—	$113,068
Liquid Assets Money Market Fund	6,641	—	—	6,641
U.S. Government Money Market Fund	6,433	—	—	6,433
U.S. Treasury Plus Money Market Fund	178	—	—	178
Federal Money Market Fund	118	—	—	118
100% U.S. Treasury Securities Money Market Fund	340	—	—	340
Tax Free Money Market Fund	—	—	4,092	4,092
Municipal Money Market Fund	—	—	1,045	1,045

As of February 28, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital-Gain or (Tax Basis Loss Carryover)		Current Distributable Tax Exempt Income
Prime Money Market Fund	$7,644	$—		$—
Liquid Assets Money Market Fund	276	—		—
U.S. Government Money Market Fund	612	—		—
U.S. Treasury Plus Money Market Fund	46	—	(a)	—
Federal Money Market Fund	73	—		—
100% U.S. Treasury Securities Money Market Fund	416	—		—
Tax Free Money Market Fund	684	370		662
Municipal Money Market Fund	—	(154)		70

(a)	Amount rounds to less than $1,000.

For the Funds, the cumulative timing differences primarily consist of Trustee deferred compensation, distributions payable (Prime Money Market Fund, Liquid Assets Money Market Fund, U.S. Government Money Market Fund, Federal Money Market Fund, Tax Free Money Market Fund and Municipal Money Market Fund), wash sale loss deferrals (U.S. Government Money Market Fund and 100% U.S. Treasury Securities Money Market Fund) and capital loss carryforwards (Municipal Money Market Fund).

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2013, the Funds did not have any post-enactment net capital loss carryforwards.

124	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

As of February 28, 2013, the Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

2019
Municipal Money Market Fund	$154

During the year ended February 28, 2013, the Funds utilized capital loss carryforwards as follows (amounts in thousands):

Municipal Money Market Fund	$256

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

As of February 28, 2013, the Liquid Assets Money Market Fund had no outstanding loans to another fund. Average loans for the year ended February 28, 2013, were as follows (amounts in thousands):

	Average Loans	Average Number of Days Outstanding	Interest Earned
Liquid Assets Money Market Fund	$27,340	1	$15

Interest earned, if any, as a result of lending money to another fund as of February 28, 2013 is included in Income from interfund lending (net) in the Statements of Operations.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2013, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s outstanding shares for each of the U.S. Government Money Market Fund, U.S. Treasury Plus Money Market Fund Federal Money Market Fund, 100% U.S. Treasury Securities Money Market Fund and Tax Free Money Market Fund.

In addition, Liquid Assets Money Market Fund, Municipal Money Market Fund, Federal Money Market Fund and Tax Free Money Market Fund each have a shareholder or shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Funds’ outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The Municipal Money Market Fund and Tax Free Money Market Fund invest substantially all of their assets in a diversified portfolio of debt obligations issued by states, territories and possessions of the United States and by the District of Columbia, and by their political subdivisions and duly constituted authorities. An issuer’s ability to meet its payment obligations may be affected by economic or political developments in a specific state or region. These debt obligations may be insured by private insurers who guarantee the payment of principal and interest in the event of issuer default. These securities generally have features that preserve their eligibility for investment under Rule 2a-7 under the 1940 Act without relying on the ratings or solvency of such bond insurers. The value of these investments may be impacted by changes to bond insurers’ ratings and the Municipal Money Market Fund’s and Tax Free Money Market Fund’s ability to collect principal and interest, in the event of an issuer’s default, may be limited if the private insurer does not have the wherewithal to satisfy its obligation.

The profitability of banks depends largely on the availability and cost of funds, which can change depending upon economic conditions. Banks are also exposed to losses if borrowers cannot repay their loans.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	125

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Prime Money Market Fund, JPMorgan Liquid Assets Money Market Fund, JPMorgan U.S. Government Money Market Fund, JPMorgan U.S. Treasury Plus Money Market Fund, JPMorgan Federal Money Market Fund, JPMorgan 100% U.S. Treasury Securities Money Market Fund, JPMorgan Tax Free Money Market Fund and JPMorgan Municipal Money Market Fund (hereafter referred to as the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2013

126	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	127

TRUSTEES

(Unaudited) (continued)

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

128	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	129

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2012, and continued to hold your shares at the end of the reporting period, February 28, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund
Class B
Actual	$1,000.00	$1,000.00	$1.49	0.30%
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class C
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Agency
Actual	1,000.00	1,000.20	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.60	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Cash Management
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Direct
Actual	1,000.00	1,000.10	1.44	0.29
Hypothetical	1,000.00	1,023.36	1.45	0.29
Eagle Class
Actual	1,000.00	1,000.00	1.39	0.28
Hypothetical	1,000.00	1,023.41	1.40	0.28
IM
Actual	1,000.00	1,000.70	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Institutional Class
Actual	1,000.00	1,000.50	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21

130	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Beginning Account Value September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Prime Money Market Fund (continued)
Investor
Actual	$1,000.00	$1,000.00	$1.49	0.30%
Hypothetical	1,000.00	1,023.31	1.51	0.30
Morgan
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Premier
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Reserve
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Service
Actual	1,000.00	1,000.00	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30

Liquid Assets Money Market Fund
Class B
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Class C
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Agency
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Capital
Actual	1,000.00	1,000.70	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
E*Trade
Actual	1,000.00	1,000.30	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,000.50	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Investor
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Morgan
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Premier
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Reserve
Actual	1,000.00	1,000.10	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Service
Actual	1,000.00	1,000.10	1.54	0.31
Hypothetical	1,000.00	1,023.26	1.56	0.31

U.S. Government Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	131

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Government Money Market Fund (continued)
Capital
Actual	$1,000.00	$1,000.10	$0.79	0.16%
Hypothetical	1,000.00	1,024.00	0.80	0.16
Direct
Actual	1,000.00	1,000.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Eagle Class
Actual	1,000.00	1,000.10	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
IM
Actual	1,000.00	1,000.10	0.74	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Institutional Class
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Investor
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Morgan
Actual	1,000.00	1,000.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Premier
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Reserve
Actual	1,000.00	1,000.00	0.84	0.17
Hypothetical	1,000.00	1,023.95	0.85	0.17
Service
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18

U.S. Treasury Plus Money Market Fund
Class B
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Class C
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Agency
Actual	1,000.00	1,000.00	0.74	0.15
Hypothetical	1,000.00	1,024.05	0.75	0.15
Direct
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Eagle Class
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
IM
Actual	1,000.00	1,000.00	0.69	0.14
Hypothetical	1,000.00	1,024.10	0.70	0.14
Institutional Class
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

132	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

	Beginning Account Value September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
U.S. Treasury Plus Money Market Fund (continued)
Investor
Actual	$1,000.00	$1,000.00	$0.79	0.16%
Hypothetical	1,000.00	1,024.00	0.80	0.16
Morgan
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Premier
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Reserve
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16
Service
Actual	1,000.00	1,000.00	0.79	0.16
Hypothetical	1,000.00	1,024.00	0.80	0.16

Federal Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Institutional Class
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Morgan
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Premier
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12
Reserve
Actual	1,000.00	1,000.00	0.60	0.12
Hypothetical	1,000.00	1,024.20	0.60	0.12

100% U.S. Treasury Securities Money Market Fund
Agency
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Capital
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Institutional Class
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Morgan
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Premier
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10
Reserve
Actual	1,000.00	1,000.00	0.55	0.11
Hypothetical	1,000.00	1,024.25	0.55	0.11
Service
Actual	1,000.00	1,000.00	0.50	0.10
Hypothetical	1,000.00	1,024.30	0.50	0.10

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	133

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value September 1, 2012	Ending Account Value, February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Tax Free Money Market Fund
Agency
Actual	$1,000.00	$1,000.00	$0.94	0.19%
Hypothetical	1,000.00	1,023.85	0.95	0.19
Direct
Actual	1,000.00	1,000.10	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Eagle Class
Actual	1,000.00	1,000.10	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Institutional Class
Actual	1,000.00	1,000.10	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Morgan
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19
Premier
Actual	1,000.00	1,000.00	0.89	0.18
Hypothetical	1,000.00	1,023.90	0.90	0.18
Reserve
Actual	1,000.00	1,000.00	0.94	0.19
Hypothetical	1,000.00	1,023.85	0.95	0.19

Municipal Money Market Fund
Agency
Actual	1,000.00	1,000.10	1.24	0.25
Hypothetical	1,000.00	1,023.55	1.25	0.25
E*Trade
Actual	1,000.00	1,000.00	1.29	0.26
Hypothetical	1,000.00	1,023.51	1.30	0.26
Institutional Class
Actual	1,000.00	1,000.30	1.04	0.21
Hypothetical	1,000.00	1,023.75	1.05	0.21
Morgan
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Premier
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Reserve
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27
Service
Actual	1,000.00	1,000.00	1.34	0.27
Hypothetical	1,000.00	1,023.46	1.35	0.27

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

134	J.P. MORGAN MONEY MARKET FUNDS	FEBRUARY 28, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Long-Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Tax Free Money Market Fund	$265

Qualified Interest Income (QII) and Short Term Gains

For the fiscal year ended February 28, 2013 the Funds designate the following amounts or maximum allowable amounts of ordinary distributions paid during the Fund’s fiscal year that are from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
Prime Money Market Fund	$90,358	$—
Liquid Assets Money Market Fund	7,208	—
U.S. Government Money Market Fund	4,618	—
U.S. Treasury Plus Money Market Fund	21	—
Federal Money Market Fund	483	—
100% U.S. Treasury Securities Money Market Fund	222	223

Tax-Exempt Income

Each Fund hereby designates the following percentage or maximum allowable percentage as distributions paid from net investment income exempt from federal income tax for the fiscal year ended February 28, 2013:

Exempt Distributions Paid
Tax Free Money Market Fund	99.69%
Municipal Money Market Fund	100.00

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2013:

Income from U.S. Treasury Obligations
Prime Money Market Fund	10.50%
Liquid Assets Money Market Fund	7.49
Federal Money Market Fund	84.18
100% U.S. Treasury Securities Money Market Fund	100.00

FEBRUARY 28, 2013	J.P. MORGAN MONEY MARKET FUNDS	135

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 (retail investors) or 1-800-766-7722 (institutional investors) and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. February 2013.	AN-MMKT-213

Annual Report

J.P. Morgan Income Funds

February 28, 2013

JPMorgan Core Bond Fund

JPMorgan Core Plus Bond Fund

JPMorgan Government Bond Fund

JPMorgan High Yield Fund

JPMorgan Inflation Managed Bond Fund

JPMorgan Limited Duration Bond Fund

JPMorgan Mortgage-Backed Securities Fund

JPMorgan Short Duration Bond Fund

JPMorgan Treasury & Agency Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

MARCH 18, 2013 (Unaudited)

Dear Shareholder:

Equity markets in most parts of the world posted strong returns for the twelve months ended February 28, 2013. This positive momentum has carried into March and, according to recent industry net flows into equity strategies, many investors are beginning to allocate more assets to stocks. The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world. Chinese policy-makers have recently reversed gears, adopting a more pro-growth stance, while the Bank of Japan embarked on a major asset purchase program as a new pro-growth government came into power late in 2012. The European Central Bank (“ECB”) remained committed to preserving the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members.

“The U.S. Federal Reserve has maintained its commitment to accommodative policies, a stance that has been largely followed by central banks and policy makers around the world.”

Stock returns across market capitalizations, countries and investment styles varied during the reporting period. Supported by improving economic data, especially in the real estate market, U.S. stocks outperformed international and emerging market stocks during the twelve months ended February 28, 2013.

U.S. Treasury yields remain low

Despite a recent uptick in the last few months, yields for U.S. Treasury securities remain near historically low levels. The yield for 10-year U.S. Treasury securities ended February 2013 at 1.9%, while the yields for 2- and 30-year U.S. Treasury securities finished the reporting period at 0.3% and 3.1%, respectively.

As the low interest rate environment persists, an increasing amount of fixed income investors are turning to asset classes like high yield bonds and emerging market debt in search of higher yielding securities. Higher demand for these securities as well as strong fundamentals led to positive returns for high yield bonds and emerging market debt during the twelve months ended February 28, 2013. Meanwhile, the reviving U.S. real estate market, along with the gradual cleansing of the excess of the mortgage bubble, has recently bolstered returns for mortgage-backed securities.

Maintain exposure to a variety of asset classes

Many signs are pointing to a steadily improving global economic backdrop. The U.S. economy has weathered the uncertainty of political gridlock and the February jobs report was unambiguously positive with 236,000 jobs added, a decline in the unemployment rate, and good gains in both wages and the length of the workweek. In addition, housing numbers, retail sales and industrial production all showed positive momentum in the first quarter. Meanwhile, China seems to be avoiding the economic “hard landing” that many investors feared, evidenced by its recently strong economic growth.

Of course, other parts of the world appear to be on less solid ground. Tension in the Middle East remains elevated. While aggressive actions taken by the ECB have quelled concerns surrounding Europe’s debt crisis, many countries are facing deteriorating economic conditions that in many cases are being exacerbated by austerity measures. The recent announcement of a plan to tax bank deposits in Cyprus serves as a reminder of the market volatility that can result from policy developments in the region.

As always, we encourage investors to maintain an appropriately balanced portfolio of stocks, bonds and alternative investments.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued support. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	1

J.P. Morgan Income Funds

MARKET OVERVIEW

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

In most parts of the world, central banks continued their efforts to stimulate economic growth with accommodative policies. The U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program through the end of 2012 and announced an additional round of open ended quantitative easing in September. In Europe, the European Central Bank committed to doing whatever it took to preserve the euro, as it cut rates and introduced new programs designed to aid struggling euro zone members. Political gridlock in Washington, D.C. weighed on investors’ sentiment but concerns abated as the U.S. Senate and House of Representatives approved a “fiscal cliff” package early in 2013.

Despite an uptick late in the reporting period, interest rates for U.S. Treasury securities declined on most parts of the yield curve and finished the reporting period near historically low levels (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds).

2	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.73%
Barclays U.S. Aggregate Index	3.12%

Net Assets as of 2/28/2013 (In Thousands)	$29,381,489
Duration as of 2/28/2013	4.6 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Bond Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund’s relative outperformance versus the Barclays U.S. Aggregate Index (the “Benchmark”) was driven by the Fund’s security selection among mortgage-backed securities. The reviving U.S. real estate market and accommodative policies from the U.S. Federal Reserve bolstered returns for mortgage-backed securities. The Fund’s investments in non-agency mortgage backed securities performed particularly well and were strong contributors to relative performance. The Fund’s security selection among agency mortgage backed securities also contributed to relative performance. The Fund’s investments in asset-backed securities also contributed to relative performance. The Fund’s underweight versus the Benchmark in the credit sector (non-U.S. Treasury securities) detracted from relative performance as tightening credit spreads supported this sector.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. As of the end of the reporting period, the Fund was underweight U.S. Treasuries and overweight mortgage-backed securities. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time).

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	29.1%
U.S. Treasury Obligations	24.4
Corporate Bonds	17.2
Mortgage Pass-Through Securities	14.7
Asset-Backed Securities	7.1
Commercial Mortgage-Backed Securities	3.4
U.S. Government Agency Securities	2.3
Others (each less than 1.0%)	1.0
Short-Term Investment	0.8

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	3

JPMorgan Core Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		3.56%	5.84%	5.15%
With Sales Charge*		(0.28)	5.04	4.75
CLASS B SHARES	8/26/96
Without CDSC		2.91	5.15	4.60
With CDSC**		(2.09)	4.82	4.60
CLASS C SHARES	3/22/99
Without CDSC		2.91	5.15	4.46
With CDSC***		1.91	5.15	4.46
CLASS R2 SHARES	11/3/08	3.32	5.57	4.89
CLASS R5 SHARES	5/15/06	3.87	6.16	5.42
CLASS R6 SHARES	2/22/05	3.98	6.22	5.49
SELECT CLASS SHARES	6/1/91	3.73	6.02	5.33

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Intermediate U.S. Government Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate U.S. Government

Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.05%
Barclays U.S. Aggregate Index	3.12%

Net Assets as of 2/28/2013 (In Thousands)	$2,953,585
Duration as of 2/28/2013	4.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Core Plus Bond Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund had allocations to high yield bonds including distressed debt securities (also known as “junk bonds”) and emerging markets debt securities. These asset classes outperformed other areas of the fixed income market and contributed to the Fund’s relative performance versus the Barclays U.S. Aggregate Index (the “Benchmark”).

The Fund’s security selection among mortgage-backed securities also contributed to relative performance. The reviving U.S. real estate market bolstered returns for mortgage-backed securities. The Fund’s investments in non-agency mortgage backed securities performed particularly well and were strong contributors to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

As of the end of the reporting period, the Fund was underweight U.S. Treasuries. The Fund was overweight the intermediate part of the yield curve (5-10 years) and underweight the front (1-5 years) and long (20-30 years) segments of the yield curve.

PORTFOLIO COMPOSITION***
Corporate Bonds	35.0%
Collateralized Mortgage Obligations	17.2
U.S. Treasury Obligations	15.7
Mortgage Pass-Through Securities	8.6
Commercial Mortgage-Backed Securities	8.1
Asset-Backed Securities	7.2
Foreign Government Securities	1.9
U.S. Government Agency Securities	1.4
Others (each less than 1.0%)	2.3
Short-Term Investment	2.6

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	5

JPMorgan Core Plus Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		5.06%	6.59%	5.48%
With Sales Charge*		1.08	5.77	5.08
CLASS B SHARES	5/31/95
Without CDSC		4.33	5.92	4.99
With CDSC**		(0.67)	5.60	4.99
CLASS C SHARES	5/30/00
Without CDSC		4.27	5.92	4.86
With CDSC***		3.27	5.92	4.86
CLASS R2 SHARES	11/3/08	4.56	6.17	5.14
CLASS R6 SHARES	2/22/05	5.40	6.99	5.89
INSTITUTIONAL CLASS SHARES	6/19/09	5.20	6.85	5.75
SELECT CLASS SHARES	3/5/93	5.05	6.71	5.69

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 15, 2007, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R6 and Institutional Class Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6, Institutional Class, and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Core Plus Bond Fund, the Barclays U.S. Aggregate Index and the Lipper Intermediate Investment Grade Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Aggregate Index is an unmanaged index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lipper Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.02%
Barclays U.S. Government Bond Index	1.98%

Net Assets as of 2/28/2013 (In Thousands)	$1,881,704
Duration as of 2/28/2013	5.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Government Bond Fund (the “Fund”) seeks a high level of current income with liquidity and safety of principal.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the reporting period, the Fund’s assets were invested in securities issued or guaranteed by the U.S. government and its agencies, including agency collateralized mortgage obligations (“CMOs”) and U.S. Treasury securities. U.S. Treasury securities rallied during the reporting period as interest rates declined (generally, bond prices increase when interest rates decline). While the Fund was underweight U.S. Treasuries relative to the Barclays U.S. Government Bond Index (the “Benchmark”), the longer duration of its zero coupon agency and U.S. Treasury securities helped it to outperform the Benchmark during the twelve months ended February 28, 2013. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration. In addition, the Fund’s allocation to agency CMOs generated strong returns and helped the Fund outperform the Benchmark.

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s portfolio managers aimed to keep the duration of the Fund around five years and focused on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	40.7%
U.S. Treasury Obligations	28.9
U.S. Government Agency Securities	17.8
Mortgage Pass-Through Securities	5.9
Foreign Government Security	0.4
Short-Term Investment	6.3

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	7

JPMorgan Government Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/5/93
Without Sales Charge		2.67%	5.51%	4.96%
With Sales Charge*		(1.18)	4.71	4.55
CLASS B SHARES	1/14/94
Without CDSC		1.93	4.74	4.37
With CDSC**		(3.07)	4.40	4.37
CLASS C SHARES	3/22/99
Without CDSC		1.94	4.73	4.21
With CDSC***		0.94	4.73	4.21
CLASS R2 SHARES	11/3/08	2.44	5.23	4.71
SELECT CLASS SHARES	2/8/93	3.02	5.78	5.23

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R2 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Government Bond Fund, the Barclays U.S. Government Bond Index and the Lipper General U.S. Government Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Government Bond Index does not include expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper General U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Government Bond Index is an unmanaged index composed of securities issued by the U.S. Government. The Lipper General U.S. Government Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	11.18%
Barclays U.S. Corporate High Yield — 2% Issuer Capped Index	11.79%

Net Assets as of 2/28/2013 (In Thousands)	$11,313,966
Duration as of 2/28/2013	5.3 years

INVESTMENT OBJECTIVE**

The JPMorgan High Yield Fund (the “Fund”) seeks a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

Demand for high yield fixed income securities (also known as “junk bonds”) was supported by investors’ search for yield during the reporting period, which created a positive technical environment for the asset class. Meanwhile, accommodative policies from central banks bolstered investors’ appetite for risk, while corporate earnings and balance sheets remained strong. These factors provided additional support for high yield bonds.

The Fund (Select Class Shares) underperformed the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index (the “Benchmark”) for the twelve months ended February 28, 2013. The Fund’s underperformance was driven, in part, by its positions in floating rate debt instruments, which are not held in the Benchmark and underperformed during the reporting period. The Fund’s security selection in the finance and communication sectors contributed to relative performance. The Fund’s security selection in the basic and technology sectors detracted from relative performance.

HOW WAS THE FUND POSITIONED?

As of the end of the reporting period the Fund was underweight Ba and Caa and lower sectors. The Fund was overweight the Baa, B and Not Rated (“NR”) sectors. The Fund maintained a core of relatively stable credits and employed a credit barbell process that sought to take specifically targeted credit risk when the Fund’s portfolio managers’ fundamental analysis and macroeconomic overview identified tactical opportunities around favorable risk/reward scenarios.

The Fund allocated a percentage of its assets to floating rate debt instruments during the reporting period. The Fund’s portfolio managers believed that floating rate debt instruments were attractive due to their senior position in the capital structure and coupons that tend to adjust upward in the event of rising interest rates (although they may not adjust at the same rate or as much as general interest rates).

PORTFOLIO COMPOSITION***
Corporate Bonds	82.8%
Loan Assignments	11.1
Preferred Stocks	1.2
Common Stocks	1.1
Others (each less than 1.0%)	0.8
Short-Term Investment	3.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	9

JPMorgan High Yield Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/13/98
Without Sales Charge		10.98%	10.03%	9.57%
With Sales Charge*		6.78	9.18	9.15
CLASS B SHARES	11/13/98
Without CDSC		10.30	9.33	8.99
With CDSC**		5.30	9.05	8.99
CLASS C SHARES	3/22/99
Without CDSC		10.33	9.33	8.85
With CDSC***		9.33	9.33	8.85
CLASS R2 SHARES	11/3/08	10.58	9.73	9.24
CLASS R5 SHARES	5/15/06	11.26	10.36	9.87
CLASS R6 SHARES	2/22/05	11.42	10.42	9.91
SELECT CLASS SHARES	11/13/98	11.18	10.31	9.83

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
***	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111. Effective September 14, 2009, some of the Fund’s investment strategies changed. The Fund’s past performance would have been different if the Fund was managed using the current strategies.

Returns shown for Class R2, Class R5 and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R5, Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan High Yield Fund, the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index and the Lipper High Current Yield Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. Corporate High Yield — 2% Issuer Capped Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper High Current Yield Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. Corporate High Yield — 2% Issuer Capped Index is an unmanaged index comprised of fixed rate, non-investment grade debt securities that are dollar denominated and non-convertible. The index limits the maximum exposure to any one issuer to 2%. The Lipper High Current Yield Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	2.71%
Barclays 1-10 Year U.S. TIPS Index	3.07%
Barclays U.S. Intermediate Aggregate Index	2.70%
Inflation Managed Bond Composite Benchmark[1]	2.57%

Net Assets as of 2/28/2013 (In Thousands)	$1,562,980
Duration as of 2/28/2013	2.7 years

INVESTMENT OBJECTIVE**

The JPMorgan Inflation Managed Bond Fund (the “Fund”) seeks to maximize inflation protected total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund uses zero-coupon inflation-linked swaps in combination with fixed income securities to create a synthetic portfolio of inflation protected securities. The Fund is designed to protect the total return generated by its core fixed income holdings from inflation risk.

The duration of the Fund’s core fixed income holdings was shorter than the duration of the Barclays 1-10 Year U.S. TIPS Index and this detracted from relative performance as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease in price as interest rates go down or up, respectively, versus bonds with shorter duration.

The Fund (Select Class Shares) outperformed its composite benchmark during the twelve months ended February 28, 2013. The Fund’s relative performance versus the composite benchmark benefited as its investments in agency securities, investment grade corporate debt securities and mortgage-backed securities performed strongly during the reporting period.

Also, central bank stimulus sparked a rally in equity markets and an improvement in financial conditions, which caused inflation expectations (also referred to as inflation breakevens, which are measured as the difference in yield between U.S. Treasury Securities and Treasury Inflation Protected Securities of similar maturity) to increase modestly across most of the curve. However, inflation swap indices 5 years and shorter generated negative total returns as a result of lower-than-expected realized inflation. The significant drop in energy commodities over the reporting period also put downward pressure on short-term inflation expectations. Given the Fund’s exposure to short-to-intermediate maturity inflation swaps, the

Fund’s inflation swap component detracted modestly from absolute performance over the time period. However, the Fund’s allocation to longer-maturity inflation swaps added to performance as longer-dated breakevens and inflation swaps were the best performers across the curve over the time period.

HOW WAS THE FUND POSITIONED?

Among the Fund’s fixed income holdings, the Fund’s portfolio managers continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

The Fund’s portfolio managers aim to protect the portfolio from inflation risk across maturities. Therefore, the curve positioning of the underlying core bonds is used as the general basis for the Fund’s inflation swap positioning. The Fund’s portfolio managers believe that matching the duration of the inflation protection to the duration of the underlying bonds is the most effective and efficient way to protect the portfolio from both actual realized inflation as well as the loss of value that results from an increase in inflation expectations. However, the inflation protection is actively managed, and the Fund’s portfolio managers may elect to deviate from the curve positioning of the underlying bonds as a result of opportunities that result from macroeconomic or technical factors. Over the reporting period, the portfolio managers elected to increase inflation protection on the short end of the curve above the weighting of the underlying bonds as a result of their belief that shorter-term inflation risk was attractively valued. Similarly, the Fund’s portfolio managers elected to reduce the Fund’s inflation protection in the 5-year part of the curve as a result of this sector’s relatively strong performance.

1	The Fund’s composite benchmark is calculated by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Inflation Swap 5 Year Zero Coupon Index.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	11

JPMorgan Inflation Managed Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited) (continued)

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	25.3%
Corporate Bonds	22.5
U.S. Treasury Obligations	21.9
U.S. Government Agency Securities	17.2
Mortgage Pass-Through Securities	5.4
Asset-Backed Securities	3.5
Commercial Mortgage-Backed Securities	2.0
Others (each less than 1.0%)	0.1
Short-Term Investment	2.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

12	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	3/31/10
Without Sales Charge		2.60%	5.01%
With Sales Charge*		(1.27)	3.64
CLASS C SHARES	3/31/10
Without CDSC		1.89	4.31
With CDSC**		0.89	4.31
CLASS R2 SHARES	3/31/10	2.37	4.72
CLASS R5 SHARES	3/31/10	2.82	5.22
CLASS R6 SHARES	11/30/10	2.88	5.24
SELECT CLASS SHARES	3/31/10	2.71	5.13

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (3/31/10 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on March 31, 2010.

Returns for Class R6 Shares prior to its inception date are based on the performance of Class R5 Shares. The actual returns of Class R6 Shares would have been different than those shown because Class R6 Shares have different expenses than Class R5 Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Inflation Managed Bond Fund, the Barclays 1–10 Year U.S. TIPS Index, the Barclays U.S. Intermediate Aggregate Index, the Inflation Managed Bond Composite Benchmark and the Lipper Inflation-Protected Bond Fund Index from March 31, 2010 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–10 Year U.S. TIPS Index and the Barclays U.S. Intermediate Aggregate Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of securities included in the benchmarks. The performance of the Lipper Inflation-Protected Bond Fund Index

includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The Barclays 1–10 Year U.S. TIPS Index represents the performance of intermediate (1–10 year) U.S. Treasury Inflation Protection Securities. The Barclays U.S. Intermediate Aggregate Index is an unmanaged index comprised of U.S. government, mortgage, corporate and asset-backed securities with maturities of one to 10 years. The Inflation Managed Bond Composite Benchmark is calculated by adding the performance return of the Barclays Intermediate Government/Credit Index and 80% of the Barclays Capital Inflation Swap 5 Year Zero Coupon Index. The Lipper Inflation-Protected Bond Fund Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	13

JPMorgan Limited Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.61%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.06%

Net Assets as of 2/28/2013 (In Thousands)	$513,716
Duration as of 2/28/2013	1.4 years

INVESTMENT OBJECTIVE**

The JPMorgan Limited Duration Bond Fund (the “Fund”) seeks a high level of current income consistent with low volatility of principal.1

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

For the twelve months ended February 28, 2013 the Fund’s outperformance of the Barclays 1-3 Year U.S. Government/Credit Bond Index was driven primarily by its investments in spread sectors (non-U.S. Treasuries). During the reporting period, the U.S. Federal Open Market Committee extended its $400 billion “Operation Twist” program and announced an additional round of quantitative easing, actions that helped generate a rally in spread sectors. The Fund’s asset-backed securities, non-agency mortgage-backed securities and commercial mortgage-backed securities performed particularly well.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund continued to invest its assets in mortgage- and asset-backed securities, which the Fund’s portfolio managers believed offered attractive investment opportunities with relatively higher yield. During the reporting period, the Fund’s portfolio managers used a money market fund to maintain a high degree of liquidity for the Fund.

1	Effective May 2, 2012, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Fund’s investment objective.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	55.7%
Asset-Backed Securities	14.2
Mortgage Pass-Through Securities	8.8
Commercial Mortgage-Backed Securities	2.8
U.S. Treasury Obligation	2.0
Corporate Bond	0.3
Short-Term Investment	16.2

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

14	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/10/93
Without Sales Charge		5.36%	3.72%	2.98%
With Sales Charge*		2.97	3.26	2.75
CLASS B SHARES	1/14/94
Without CDSC		4.77	3.20	2.68
With CDSC**		1.77	3.20	2.68
CLASS C SHARES	11/1/01	4.80	3.20	2.48
CLASS R6 SHARES	2/22/05	5.80	4.18	3.41
SELECT CLASS SHARES	2/2/93	5.61	3.97	3.24

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Limited Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short-Intermediate Investment Grade Debt Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or sales charges associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short-Intermediate Investment Grade Debt Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short-Intermediate Investment Grade Debt Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	15

JPMorgan Mortgage-Backed Securities Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	3.83%
Barclays U.S. MBS Index	1.92%

Net Assets as of 2/28/2013 (In Thousands)	$4,408,391
Duration as of 2/28/2013	3.2 years

INVESTMENT OBJECTIVE**

The JPMorgan Mortgage-Backed Securities Fund (the “Fund”) seeks to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the reviving U.S. real estate market and accommodative policies from the U.S Federal Reserve bolstered returns for mortgage-backed securities. The Fund invested in both agency collateralized mortgage obligations (“CMOs”) and non-agency CMOs, while the Barclays U.S. MBS Index (the “Benchmark”) consisted almost entirely of agency securities (“index passthroughs”). The Fund’s non-agency and agency mortgage-backed securities outperformed index passthroughs and contributed to relative performance. The Fund had a small allocation to U.S. Treasury securities, which underperformed mortgage-backed securities and detracted from relative performance.

HOW WAS THE FUND POSITIONED?

The Fund continued to focus on security selection and relative value, which seeks to exploit pricing discrepancies between individual securities or market sectors. The Fund’s portfolio managers used bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities.

PORTFOLIO COMPOSITION***
Collateralized Mortgage Obligations	53.9%
Mortgage Pass-Through Securities	33.2
Asset-Backed Securities	4.7
Commercial Mortgage-Backed Securities	3.2
U.S. Treasury Obligations	3.0
U.S. Government Agency Securities	0.3
Short-Term Investment	1.7

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

16	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	8/18/00
Without Sales Charge		3.57%	6.55%	5.53%
With Sales Charge*		(0.33)	5.73	5.13
CLASS C SHARES	7/2/12
Without CDSC		3.08	6.02	4.99
With CDSC**		2.08	6.02	4.99
CLASS R6 SHARES	2/22/05	3.97	6.97	5.92
SELECT CLASS SHARES	8/18/00	3.83	6.81	5.79

*	Sales Charge for Class A Shares is 3.75%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class C and Class R6 Shares prior to their inception are based on the performance of Select Class Shares, the original class offered. With respect to Class C Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mortgage-Backed Securities Fund, the Barclays U.S. MBS Index and the Lipper U.S. Mortgage Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays U.S. MBS Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper U.S. Mortgage Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays U.S. MBS Index covers the mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index includes fixed-rate and hybrid adjustable rate mortgage (ARM) pass-through securities. The Lipper U.S. Mortgage Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	17

JPMorgan Short Duration Bond Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	1.13%
Barclays 1-3 Year U.S. Government/Credit Bond Index	1.06%

Net Assets as of 2/28/2013 (In Thousands)	$12,310,172
Duration as of 2/28/2013	1.9 years

INVESTMENT OBJECTIVE**

The JPMorgan Short Duration Bond Fund (the “Fund”) seeks current income consistent with preservation of capital through investments in high- and medium-grade fixed income securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund’s outperformance versus the Barclays 1-3 Year U.S. Government/Credit Bond Index (the “Benchmark”) was driven by its overweight to spread sectors (non-U.S. Treasury securities). In addition, the Fund invested in mortgage-backed securities (“MBS”), asset-backed securities (“ABS”) and commercial mortgage-backed securities (“CMBS”) as a higher quality/higher yielding alternative to those portions of the credit sector that the Fund’s portfolio managers believed were not attractive. This positioning contributed to the Fund’s relative performance during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct, in their view, a portfolio of undervalued fixed income securities. The Fund was positioned with an underweight to U.S. Treasuries and an overweight to spread sectors. The Fund was overweight in the 3-5-year segment of the yield curve and underweight the 2-year portion of the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds at a given point in time). The Fund was overweight in MBS, ABS and CMBS, all of which are not in the Benchmark, and was underweight the credit sector. The Fund’s total position in ABS, CMBS, MBS and credit securities resulted in an overweight relative to the credit portion of the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	36.3%
Corporate Bonds	18.6
U.S. Government Agency Securities	15.8
Collateralized Mortgage Obligations	8.6
Asset-Backed Securities	8.1
Mortgage Pass-Through Securities	6.7
Commercial Mortgage-Backed Securities	5.4
Others (each less than 1.0%)	0.4
Short-Term Investment	0.1

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

18	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		0.99%	2.35%	2.75%
With Sales Charge*		(1.26)	1.88	2.52
CLASS B SHARES	1/14/94
Without CDSC		0.48	1.83	2.45
With CDSC**		(2.52)	1.83	2.45
CLASS C SHARES	11/1/01	0.50	1.84	2.24
CLASS R6 SHARES	2/22/05	1.40	2.85	3.21
SELECT CLASS SHARES	9/4/90	1.13	2.59	3.00

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns shown for Class R6 Shares prior to its inception are based on the performance of Select Class Shares, the original class offered. Class R6 and Select Class Shares would have substantially similar performance because the shares are invested in the same portfolio of securities, and the performance would differ only to the extent that the classes have different expenses.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Short Duration Bond Fund, the Barclays 1–3 Year U.S. Government/Credit Bond Index and the Lipper Short U.S. Government Funds Index from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–3 Year U.S. Government/Credit Bond Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short

U.S. Government Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–3 Year U.S. Government/Credit Bond Index is an unmanaged index of investment grade government and corporate bonds with maturities of one to three years. The Lipper Short U.S. Government Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	19

JPMorgan Treasury & Agency Fund

FUND COMMENTARY

TWELVE MONTHS ENDED FEBRUARY 28, 2013 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	0.48%
Barclays 1–5 Year U.S. Treasury Index	0.98%

Net Assets as of 2/28/2013 (In Thousands)	$309,097
Duration as of 2/28/2013	2.1 years

INVESTMENT OBJECTIVE**

The JPMorgan Treasury & Agency Fund (the “Fund”) seeks a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

During the twelve months ended February 28, 2013, the Fund’s underperformance versus the Barclays 1-5 Year U.S. Treasury Index (the “Benchmark”) was driven by the Fund’s shorter duration, as interest rates declined during the reporting period. Duration is used to measure the price sensitivity of a bond or a portfolio of bonds to relative changes in interest rates. Generally, bonds with longer duration will experience a larger increase or decrease, respectively, in price as interest rates go down or up, respectively, versus bonds with shorter duration.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers continued to focus on security selection, using bottom-up fundamental research to construct,

in their view, a portfolio of undervalued fixed income securities. In addition to investments in U.S. Treasury securities, the Fund invested in U.S. agency securities, which are not represented in the Benchmark.

PORTFOLIO COMPOSITION***
U.S. Treasury Obligations	80.2%
U.S. Government Agency Securities	16.8
Short-Term Investment	3.0

*	The return shown is based on the net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of February 28, 2013. The Fund’s portfolio composition is subject to change.

20	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

AVERAGE ANNUAL TOTAL RETURNS AS OF FEBRUARY 28, 2013

	INCEPTION DATE OF CLASS	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/20/97
Without Sales Charge		0.23%	1.93%	2.56%
With Sales Charge*		(1.98)	1.47	2.32
CLASS B SHARES	1/20/97
Without CDSC		(0.26)	1.43	2.24
With CDSC**		(3.26)	1.43	2.24
SELECT CLASS SHARES	1/20/97	0.48	2.19	2.82

*	Sales Charge for Class A Shares is 2.25%.
**	Assumes a 3% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (2/28/03 TO 2/28/13)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Treasury & Agency Fund, the Barclays 1–5 Year U.S. Treasury Index, the Barclays 1–3 Year U.S. Treasury Index and the Lipper Short U.S. Treasury Funds Average from February 28, 2003 to February 28, 2013. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the Barclays 1–5 Year U.S. Treasury Index and the Barclays 1–3 Year U.S. Treasury Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmark. The performance of the Lipper Short U.S. Treasury Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to expenses incurred by the Fund. The Barclays 1–5 Year U.S. Treasury Index is an

unmanaged index comprised of U.S. Treasury issued securities with maturities of one to five years. The Barclays 1–3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury issued securities with maturities of one to three years. The Lipper Short U.S. Treasury Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 6 years, the 10 Year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	21

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 7.1%
10,990	ABFC Trust, Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	11,116
17,894	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.002%, 12/27/22 (e)	18,102
	AH Mortgage Advance Co., Ltd., (Cayman Islands),
16,471	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	16,500
32,446	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	33,338
	Ally Auto Receivables Trust,
2,870	Series 2010-3, Class A3, 1.110%, 10/15/14	2,875
5,804	Series 2010-3, Class A4, 1.550%, 08/17/15	5,864
1,661	Series 2010-4, Class A3, 0.910%, 11/17/14	1,663
1,881	Series 2011-1, Class A3, 1.380%, 01/15/15	1,886
9,057	Series 2012-1, Class A3, 0.930%, 02/16/16	9,109
2,222	Series 2012-1, Class A4, 1.210%, 07/15/16	2,252
12,813	Series 2012-2, Class A3, 0.740%, 04/15/16	12,863
17,024	Series 2012-3, Class A2, 0.700%, 01/15/15	17,050
9,709	Series 2012-3, Class A3, 0.850%, 08/15/16	9,769
20,742	Series 2012-4, Class A2, 0.480%, 05/15/15	20,756
21,797	Series 2012-5, Class A2, 0.450%, 07/15/15	21,812
	American Credit Acceptance Receivables Trust,
5,693	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	5,739
16,683	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	16,754
2,164	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	2,176
12,719	Series 2012-3, Class A, 1.640%, 11/15/16 (e)	12,723
3,220	Series 2012-3, Class B, 2.280%, 09/17/18 (e)	3,221
	AmeriCredit Automobile Receivables Trust,
2,935	Series 2010-3, Class A3, 1.140%, 04/08/15	2,940
1,628	Series 2010-4, Class A3, 1.270%, 04/08/15	1,630

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,268	Series 2011-1, Class A3, 1.390%, 09/08/15	2,277
1,380	Series 2011-3, Class A2, 0.840%, 11/10/14	1,380
918	Series 2011-4, Class A2, 0.920%, 03/09/15	919
11,311	Series 2011-4, Class A3, 1.170%, 05/09/16	11,375
12,349	Series 2011-5, Class A3, 1.550%, 07/08/16	12,490
5,781	Series 2012-1, Class A2, 0.910%, 10/08/15	5,794
2,353	Series 2012-1, Class A3, 1.230%, 09/08/16	2,376
3,970	Series 2012-2, Class A2, 0.760%, 10/08/15	3,978
2,533	Series 2012-2, Class A3, 1.050%, 10/11/16	2,552
7,151	Series 2012-3, Class A2, 0.710%, 12/08/15	7,162
3,857	Series 2012-3, Class A3, 0.960%, 01/09/17	3,881
4,655	Series 2012-4, Class A2, 0.490%, 04/08/16	4,657
2,843	Series 2012-5, Class A1, 0.270%, 12/09/13	2,843
12,825	Series 2012-5, Class A2, 0.510%, 01/08/16	12,826
3,289	Series 2012-5, Class A3, 0.620%, 06/08/17	3,289
11,770	Series 2013-1, Class A2, 0.490%, 06/08/16	11,774
1,324	Series 2013-1, Class A3, 0.610%, 10/10/17	1,324
269	Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	268
8,725	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 09/15/19 (e)	8,727
	Bank of America Auto Trust,
2,064	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	2,072
7,647	Series 2010-2, Class A4, 1.940%, 06/15/17	7,708
7,661	Series 2012-1, Class A3, 0.780%, 06/15/16	7,693
7,875	Bayview Opportunity Master Fund IIa Trust, Series 2012-4NPL, Class A, VAR, 3.475%, 07/28/32 (e)	7,972

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
29,897	Bayview Opportunity Master Fund Trust IIB LP, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (i)	29,897
1,137	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.572%, 04/25/36	1,065
	BMW Vehicle Lease Trust,
7,779	Series 2012-1, Class A3, 0.750%, 02/20/15	7,803
13,841	Series 2013-1, Class A2, 0.400%, 01/20/15	13,841
3,333	Series 2013-1, Class A3, 0.540%, 09/21/15	3,333
10,116	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	10,125
7,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	7,782
19,752	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	19,752
12,730	Capital Auto Receivables Asset Trust, Series 2013-1, Class A2, 0.620%, 07/20/16	12,748
	CarMax Auto Owner Trust,
6,737	Series 2011-1, Class A3, 1.290%, 09/15/15	6,768
11,120	Series 2011-1, Class A4, 2.160%, 09/15/16	11,405
10,801	Series 2011-3, Class A3, 1.070%, 06/15/16	10,875
9,121	Series 2012-3, Class A2, 0.430%, 09/15/15	9,127
1,811	Series 2013-1, Class A3, 0.600%, 10/16/17	1,812
1,204	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	1,205
	Chase Funding Trust,
3,262	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	3,443
4,250	Series 2003-6, Class 1A5, SUB, 5.350%, 11/25/34	4,200
9,753	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	9,829
950	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,228
2,334	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.848%, 08/25/33	2,290

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,112	Citigroup Mortgage Loan Trust, Series 2011-5, Class 1A1, VAR, 0.392%, 02/25/46 (e) (i)	10,317
1,292	Citigroup Mortgage Loan Trust, Inc., Series 2003-HE3, Class A, VAR, 0.582%, 12/25/33	1,181
	CNH Equipment Trust,
3,358	Series 2010-C, Class A3, 1.170%, 05/15/15	3,367
3,133	Series 2011-A, Class A3, 1.200%, 05/16/16	3,149
4,801	Series 2011-A, Class A4, 2.040%, 10/17/16	4,920
2,520	Series 2012-A, Class A2, 0.650%, 07/15/15	2,522
8,277	Series 2012-A, Class A3, 0.940%, 05/15/17	8,328
16,613	Series 2012-C, Class A2, 0.440%, 02/16/16	16,619
30,000	Concord Funding Co. LLC, Series 2012-2, Class A, 3.145%, 01/15/17 (e)	30,000
	Countrywide Asset-Backed Certificates,
816	Series 2003-5, Class MF1, VAR, 5.413%, 01/25/34	699
11	Series 2004-1, Class 3A, VAR, 0.762%, 04/25/34	11
1,290	Series 2004-1, Class M1, VAR, 0.952%, 03/25/34	1,214
430	Series 2004-1, Class M2, VAR, 1.027%, 03/25/34	416
1,065	Series 2004-6, Class M1, VAR, 0.802%, 10/25/34	907
	CPS Auto Receivables Trust,
2,798	Series 2011-B, Class A, 3.680%, 09/17/18 (e)	2,883
9,762	Series 2011-C, Class A, 4.210%, 03/15/19 (e)	10,169
5,259	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	5,366
21,970	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	22,054
	CPS Auto Trust,
16,063	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	16,147
9,216	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	9,250
	Credit Acceptance Auto Loan Trust,
9,207	Series 2011-1, Class A, 2.610%, 03/15/19 (e)	9,373
4,711	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	4,781
10,891	Series 2012-2A, Class A, 1.520%, 03/16/20 (e)	10,964

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	23

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
338	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.512%, 11/25/35	335
	Discover Card Master Trust,
2,400	Series 2008-A4, Class A4, 5.650%, 12/15/15	2,438
5,078	Series 2012-A1, Class A1, 0.810%, 08/15/17	5,113
6,459	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	6,464
11,459	Exeter Automobile Receivables Trust, Series 2012-2A, Class A, 1.300%, 06/15/17 (e)	11,495
740	First Franklin Mortgage Loan Trust, Series 2006-FF17, Class A4, VAR, 0.302%, 12/25/36	726
	First Investors Auto Owner Trust,
12,893	Series 2012-2A, Class A2, 1.470%, 05/15/18 (e)	12,919
6,867	Series 2013-1A, Class A2, 0.900%, 10/15/18 (e)	6,867
3,391	Flagship Credit Auto Trust, Series 2012-1, Class A, 1.860%, 01/15/15 (e)	3,393
	Ford Credit Auto Owner Trust,
1,864	Series 2009-B, Class A4, 4.500%, 07/15/14	1,877
14,025	Series 2012-A, Class A3, 0.840%, 08/15/16	14,091
8,800	Series 2012-B, Class A3, 0.720%, 12/15/16	8,832
7,107	Series 2012-D, Class A2, 0.400%, 09/15/15	7,108
5,279	Series 2012-D, Class A3, 0.510%, 04/15/17	5,281
11,142	Ford Credit Floorplan Master Owner Trust, Series 2013-1, Class A2, VAR, 0.581%, 01/15/18	11,142
13,852	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	13,946
	Freedom Trust,
2,620	Series 2011-1, Class A13, VAR, 0.366%, 11/30/37 (e) (i)	2,598
10,467	Series 2011-2, Class A11, VAR, 3.632%, 08/01/46 (e)	10,714
7,320	Series 2012-1, Class A19, VAR, 5.442%, 09/25/41 (e) (i)	7,577
11,686	Series 2012-2, Class A24, VAR, 2.225%, 10/26/42 (e) (i)	11,919
861	GE Capital Mortgage Services, Inc. Trust, Series 1999-HE1, Class M, VAR, 6.705%, 04/25/29	841

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	GE Equipment Midticket LLC,
2,892	Series 2012-1, Class A1, 0.230%, 08/22/13	2,892
9,695	Series 2012-1, Class A2, 0.470%, 01/22/15	9,698
12,400	Series 2012-1, Class A3, 0.600%, 05/23/16	12,414
4,200	Series 2012-1, Class A4, 0.780%, 09/22/20	4,211
6,652	GE Equipment Transportation LLC, Series 2012-2, Class A2, 0.470%, 04/24/15	6,655
191	GSAA Home Equity Trust, Series 2006-3, Class A1, VAR, 0.282%, 03/25/36	109
1,402	Harley-Davidson Motorcycle Trust, Series 2010-1, Class A3, 1.160%, 02/15/15	1,403
	HLSS Servicer Advance Receivables Backed Notes,
13,904	Series 2012-T2, Class A1, 1.340%, 10/15/43 (e)	13,953
12,161	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	12,411
16,713	Series 2013-T1, Class A1, 0.898%, 01/15/44 (e)	16,723
14,361	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	14,469
3,000	Series 2013-T1, Class C1, 1.644%, 01/15/44 (e)	3,006
1,700	Series 2013-T1, Class D1, 2.487%, 01/15/44 (e)	1,704
1,218	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.402%, 03/25/36	947
	Honda Auto Receivables Owner Trust,
5,200	Series 2011-1, Class A4, 1.800%, 04/17/17	5,270
5,399	Series 2012-1, Class A3, 0.770%, 01/15/16	5,423
3,377	Series 2012-1, Class A4, 0.970%, 04/16/18	3,409
5,781	Series 2012-2, Class A3, 0.700%, 02/16/16	5,804
10,796	Series 2013-1, Class A2, 0.350%, 06/22/15	10,796
	HSBC Home Equity Loan Trust,
2,354	Series 2005-2, Class A1, VAR, 0.471%, 01/20/35	2,293
1,918	Series 2005-2, Class M2, VAR, 0.691%, 01/20/35	1,828

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
	HSBC Home Equity Loan Trust USA,
4,161	Series 2006-1, Class A1, VAR, 0.361%, 01/20/36	4,079
1,810	Series 2006-2, Class A1, VAR, 0.351%, 03/20/36	1,793
1,379	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	1,380
758	Series 2007-1, Class AS, VAR, 0.401%, 03/20/36	741
9,457	Series 2007-3, Class APT, VAR, 1.402%, 11/20/36	9,475
	Huntington Auto Trust,
256	Series 2011-1A, Class A2, 0.760%, 04/15/14 (e)	256
8,000	Series 2011-1A, Class A3, 1.010%, 01/15/16 (e)	8,037
8,600	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	8,719
6,432	Series 2012-1, Class A3, 0.810%, 09/15/16	6,460
10,303	Series 2012-2, Class A2, 0.380%, 09/15/15	10,305
	Hyundai Auto Receivables Trust,
1,742	Series 2010-B, Class A3, 0.970%, 04/15/15	1,746
6,300	Series 2010-B, Class A4, 1.630%, 03/15/17	6,412
3,582	Series 2011-A, Class A3, 1.160%, 04/15/15	3,594
4,680	Series 2011-A, Class A4, 1.780%, 12/15/15	4,756
3,566	Series 2011-B, Class A3, 1.040%, 09/15/15	3,583
5,798	Series 2011-B, Class A4, 1.650%, 02/15/17	5,905
8,655	Series 2012-A, Class A3, 0.720%, 03/15/16	8,682
9,512	Series 2012-B, Class A2, 0.540%, 01/15/15	9,523
5,084	Series 2012-B, Class A3, 0.620%, 09/15/16	5,093
	John Deere Owner Trust,
3,510	Series 2011-A, Class A3, 1.290%, 01/15/16	3,527
3,915	Series 2011-A, Class A4, 1.960%, 04/16/18	3,992
9,146	Series 2012-B, Class A2, 0.430%, 02/17/15	9,152
6,541	Series 2012-B, Class A4, 0.690%, 01/15/19	6,553

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	KGS- Alpha Capital Markets LP,
90,320	Series 2012-3, 1.151%, 09/25/26	2,964
227,049	Series 2012-4, VAR, 0.885%, 09/25/37	12,062
2,246	LAI Vehicle Lease Securitization Trust, Series 2010-A, Class A, 2.550%, 09/15/16 (e) (i)	2,247
8,970	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.552%, 07/25/34 (e)	8,865
	Long Beach Mortgage Loan Trust,
5,600	Series 2004-1, Class M1, VAR, 0.952%, 02/25/34	5,267
1,500	Series 2004-3, Class M1, VAR, 1.057%, 07/25/34	1,385
1,218	Series 2006-8, Class 2A2, VAR, 0.292%, 09/25/36	553
1,374	Series 2006-WL2, Class 2A3, VAR, 0.402%, 01/25/36	1,255
25,000	Macquarie Equipment Funding Trust, Series 2012-A, Class A2, 0.610%, 04/20/15 (e)	25,001
8,666	Madison Avenue Manufactured Housing Contract, Series 2002-A, Class M2, VAR, 2.452%, 03/25/32	8,474
	Mercedes-Benz Auto Receivables Trust,
899	Series 2010-1, Class A3, 1.420%, 08/15/14	901
2,666	Series 2011-1, Class A3, 0.850%, 03/16/15	2,672
8,013	Series 2012-1, Class A2, 0.370%, 03/16/15	8,016
11,764	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	11,731
	Mid-State Capital Trust,
6,315	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	6,517
11,366	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	11,738
21,300	MMCA Auto Owner Trust, Series 2012-A, Class A4, 1.570%, 08/15/17 (e)	21,537
128	Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-WMC3, Class M1, VAR, 0.952%, 01/25/35	128
	Nationstar Agency Advance Funding Trust,
9,265	Series 2013-T1A, Class AT1, 0.000%, 02/15/45 (e)	9,280
2,000	Series 2013-T1A, Class BT1, 0.000%, 02/15/45 (e)	2,004
3,694	Series 2013-T2A, Class AT2, 0.000%, 02/18/48 (e)	3,725

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	25

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
8,895	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 0.549%, 12/07/20	8,921
4,000	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.283%, 11/25/33	4,095
3,651	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	3,735
7,815	Nissan Auto Lease Trust, Series 2012-B, Class A2A, 0.450%, 06/15/15	7,822
	Nissan Auto Receivables Owner Trust,
2,086	Series 2010-A, Class A3, 0.870%, 07/15/14	2,089
4,740	Series 2010-A, Class A4, 1.310%, 09/15/16	4,776
6,594	Series 2012-A, Class A3, 0.730%, 05/16/16	6,625
3,329	Series 2012-A, Class A4, 1.000%, 07/16/18	3,365
4,667	Series 2013-A, Class A2, 0.370%, 09/15/15	4,667
27,000	NYMT Residential LLC, Series 2012-RP1A, VAR, 4.250%, 12/25/17 (e) (i)	27,000
224	Option One Mortgage Loan Trust, Series 2003-1, Class A2, VAR, 1.042%, 02/25/33	203
15,530	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.139%, 10/25/34	15,182
	PennyMac Loan Trust,
3,541	Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (i)	3,546
11,090	Series 2012-NPL1, Class A, VAR, 3.422%, 05/28/52 (e) (i)	11,090
	RAMP Trust,
6,087	Series 2004-RS11, Class M1, VAR, 0.822%, 11/25/34	5,950
10,000	Series 2005-EFC5, Class A3, VAR, 0.542%, 10/25/35	9,578
26,339	Series 2006-RZ1, Class A3, VAR, 0.502%, 03/25/36	24,458
	RASC Trust,
65	Series 2002-KS4, Class AIIB, VAR, 0.702%, 07/25/32	49
84	Series 2003-KS5, Class AIIB, VAR, 0.782%, 07/25/33	66
102	Series 2003-KS9, Class A2B, VAR, 0.842%, 11/25/33	71
1,315	Series 2005-KS9, Class A3, VAR, 0.572%, 10/25/35	1,289

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,922	RBSSP Resecuritization Trust, Series 2010-4, Class 2A1, SUB, 5.749%, 11/26/35 (e)	4,001
	Real Estate Asset Trust,
1,455	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (i)	1,455
13,890	Series 2012-3A, Class A1, VAR, 2.734%, 11/25/42 (e) (i)	13,890
4,000	Series 2012-3A, Class A2, VAR, 5.926%, 11/25/42 (e) (i)	4,000
99	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	56
14,062	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (i)	14,073
	Resort Finance Timeshare Receivables Trust,
24,869	Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (i)	24,869
19,883	Series 2012-2, 5.750%, 09/05/18 (i)	19,883
	RMAT,
16,565	Series 2012-1A, Class A1, VAR, 2.734%, 08/26/52 (e) (i)	16,831
4,000	Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	4,065
1,038	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	1,023
	Santander Drive Auto Receivables Trust,
689	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	692
4,595	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	4,689
10,000	Series 2011-1, Class B, 2.350%, 11/16/15	10,156
1,861	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	1,870
2,682	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	2,699
6,689	Series 2012-1, Class A2, 1.250%, 04/15/15	6,708
2,753	Series 2012-1, Class A3, 1.490%, 10/15/15	2,778
5,081	Series 2012-2, Class A2, 0.910%, 05/15/15	5,093
3,667	Series 2012-2, Class A3, 1.220%, 12/15/15	3,693
5,181	Series 2012-3, Class A2, 0.830%, 04/15/15	5,191
3,965	Series 2012-3, Class A3, 1.080%, 04/15/16	3,989
5,787	Series 2012-5, Class A2, 0.570%, 12/15/15	5,792

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
4,080	Series 2012-5, Class A3, 0.830%, 12/15/16	4,096
15,000	Series 2012-6, Class A2, 0.470%, 09/15/15	15,003
4,334	Series 2012-6, Class A3, 0.620%, 07/15/16	4,338
9,279	Series 2013-1, Class A2, 0.480%, 02/16/16	9,280
3,526	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	3,587
885	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 4.051%, 01/25/36	581
3,920	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	3,945
59,000	Springleaf Funding Trust, Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	58,410
	Stanwich Mortgage Loan Co. LLC,
1,327	Series 2012-NPL3, Class A, 4.213%, 05/15/42 (e)	1,329
29,261	Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e) (i)	29,334
51,574	Series 2012-NPL5, Class A, 2.981%, 10/18/42 (e) (i)	51,655
33,687	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e) (i)	33,708
20,000	Station Place Securitization Trust, Series 2013-1, VAR, 0.000%, 02/25/15	20,000
2,632	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.472%, 06/25/35	2,620
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
2,174	Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	2,198
4,177	Series 2004-6XS, Class A5A, SUB, 5.530%, 03/25/34	4,200
3,341	Series 2004-6XS, Class A5B, SUB, 5.550%, 03/25/34	3,361
	Structured Asset Securities Corp. Pass-Through Certificates,
932	Series 2002-AL1, Class A2, 3.450%, 02/25/32	932
2,656	Series 2002-AL1, Class A3, 3.450%, 02/25/32	2,633
	Toyota Auto Receivables Owner Trust,
2,145	Series 2010-C, Class A3, 0.770%, 04/15/14	2,147
6,092	Series 2011-A, Class A3, 0.980%, 10/15/14	6,104

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,585	Series 2011-A, Class A4, 1.560%, 05/15/15	4,640
24,890	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.601%, 10/15/15 (e)	25,380
308	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	340
5,825	United Auto Credit Securitization Trust, Series 2012-1, Class A2, 1.100%, 03/16/15 (e)	5,827
	USAA Auto Owner Trust,
1,695	Series 2009-2, Class A4, 2.530%, 07/15/15	1,699
3,995	Series 2012-1, Class A2, 0.380%, 06/15/15	3,996
	Volkswagen Auto Lease Trust,
14,848	Series 2012-A, Class A2, 0.660%, 11/20/14	14,870
11,550	Series 2012-A, Class A3, 0.870%, 07/20/15	11,608
17,021	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A3, 0.850%, 08/22/16	17,114
	VOLT LLC,
41,053	Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (i)	41,155
33,469	Series 2012-RLF1, Class A, SUB, 3.475%, 12/25/17 (e) (i)	33,469
18,914	Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (i)	19,361
2,250	Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	2,344
12,749	Series 2012-RP3A, Class A1, SUB, 3.475%, 11/27/17 (e)	12,968
	Westgate Resorts LLC,
23,055	Series 2012-1, Class A, 4.500%, 09/20/25 (e)	23,631
18,014	Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	18,171
10,979	Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	10,996
1,666	Westlake Automobile Receivables Trust, Series 2011-1A, Class A3, 1.490%, 06/16/14 (e)	1,670
	World Omni Auto Receivables Trust,
4,919	Series 2010-A, Class A4, 2.210%, 05/15/15	4,961
6,643	Series 2012-A, Class A2, 0.520%, 06/15/15	6,651

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	27

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
4,739		Series 2012-A, Class A3, 0.640%, 02/15/17	4,761
10,246		Series 2012-B, Class A2, 0.430%, 11/16/15	10,250
		World Omni Automobile Lease Securitization Trust,
4,388		Series 2012-A, Class A2, 0.710%, 01/15/15	4,393
2,231		Series 2012-A, Class A3, 0.930%, 11/16/15	2,246

		Total Asset-Backed Securities (Cost $2,074,298)	2,093,854

Collateralized Mortgage Obligations — 29.0%
		Agency CMO — 20.3%
6,455		Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	6,916
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
402		Series 8, Class ZA, 7.000%, 03/25/23	454
252		Series 24, Class ZE, 6.250%, 11/25/23	284
1,852		Series 29, Class L, 7.500%, 04/25/24	2,141
		Federal Home Loan Mortgage Corp. Reference REMIC,
15,504		Series R006, Class ZA, 6.000%, 04/15/36	17,755
20,969		Series R007, Class ZA, 6.000%, 05/15/36	24,096
		Federal Home Loan Mortgage Corp. REMIC,
49		Series 11, Class D, 9.500%, 07/15/19	52
19		Series 22, Class C, 9.500%, 04/15/20	21
30		Series 23, Class F, 9.600%, 04/15/20	33
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	1
10		Series 46, Class B, 7.800%, 09/15/20	11
5		Series 47, Class F, 10.000%, 06/15/20	6
—	(h)	Series 85, Class C, 8.600%, 01/15/21	—	(h)
17		Series 99, Class Z, 9.500%, 01/15/21	19
56		Series 114, Class H, 6.950%, 01/15/21	62
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	10
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	1
12		Series 1065, Class J, 9.000%, 04/15/21	15
5		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	10
11		Series 1084, Class F, VAR, 1.200%, 05/15/21	12
8		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	15
16		Series 1116, Class I, 5.500%, 08/15/21	17
60		Series 1144, Class KB, 8.500%, 09/15/21	69

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	1
1		Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	16
37		Series 1206, Class IA, 7.000%, 03/15/22	42
46		Series 1250, Class J, 7.000%, 05/15/22	54
120		Series 1343, Class LA, 8.000%, 08/15/22	143
48		Series 1343, Class LB, 7.500%, 08/15/22	57
80		Series 1370, Class JA, VAR, 1.400%, 09/15/22	80
83		Series 1455, Class WB, IF, 4.550%, 12/15/22	76
721		Series 1466, Class PZ, 7.500%, 02/15/23	829
11		Series 1470, Class F, VAR, 2.071%, 02/15/23	11
126		Series 1491, Class I, 7.500%, 04/15/23	146
410		Series 1498, Class I, VAR, 1.400%, 04/15/23	410
577		Series 1502, Class PX, 7.000%, 04/15/23	662
77		Series 1505, Class Q, 7.000%, 05/15/23	88
295		Series 1518, Class G, IF, 8.829%, 05/15/23	337
58		Series 1541, Class M, HB, IF, 23.268%, 07/15/23	90
274		Series 1541, Class O, VAR, 1.320%, 07/15/23	281
16		Series 1570, Class F, VAR, 2.571%, 08/15/23	16
550		Series 1573, Class PZ, 7.000%, 09/15/23	630
339		Series 1591, Class PV, 6.250%, 10/15/23	378
3		Series 1595, Class D, 7.000%, 10/15/13	3
16		Series 1596, Class D, 6.500%, 10/15/13	16
51		Series 1602, Class SA, HB, IF, 21.938%, 10/15/23	83
3		Series 1607, Class SA, HB, IF, 20.849%, 10/15/13	4
1,931		Series 1608, Class L, 6.500%, 09/15/23	2,176
480		Series 1609, Class LG, IF, 16.792%, 11/15/23	552
701		Series 1642, Class PJ, 6.000%, 11/15/23	802
293		Series 1658, Class GZ, 7.000%, 01/15/24	340
16		Series 1671, Class L, 7.000%, 02/15/24	19
21		Series 1671, Class QC, IF, 10.000%, 02/15/24	27
24		Series 1686, Class SH, IF, 18.675%, 02/15/24	35
242		Series 1695, Class EB, 7.000%, 03/15/24	279

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
49	Series 1699, Class FC, VAR, 0.850%, 03/15/24	49
314	Series 1700, Class GA, PO, 02/15/24	277
1,330	Series 1706, Class K, 7.000%, 03/15/24	1,535
23	Series 1709, Class FA, VAR, 1.020%, 03/15/24	23
895	Series 1720, Class PL, 7.500%, 04/15/24	1,042
887	Series 1737, Class L, 6.000%, 06/15/24	976
149	Series 1745, Class D, 7.500%, 08/15/24	174
667	Series 1798, Class F, 5.000%, 05/15/23	726
17	Series 1807, Class G, 9.000%, 10/15/20	18
150	Series 1829, Class ZB, 6.500%, 03/15/26	169
4	Series 1844, Class E, 6.500%, 10/15/13	4
953	Series 1863, Class Z, 6.500%, 07/15/26	1,075
58	Series 1865, Class D, PO, 02/15/24	45
107	Series 1890, Class H, 7.500%, 09/15/26	125
269	Series 1899, Class ZE, 8.000%, 09/15/26	316
668	Series 1927, Class PH, 7.500%, 01/15/27	784
582	Series 1927, Class ZA, 6.500%, 01/15/27	584
17	Series 1935, Class FL, VAR, 0.950%, 02/15/27	18
230	Series 1963, Class Z, 7.500%, 01/15/27	269
35	Series 1970, Class PG, 7.250%, 07/15/27	40
619	Series 1981, Class Z, 6.000%, 05/15/27	679
391	Series 1983, Class Z, 6.500%, 12/15/23	442
257	Series 1987, Class PE, 7.500%, 09/15/27	303
393	Series 2019, Class Z, 6.500%, 12/15/27	444
1,372	Series 2033, Class J, 5.600%, 06/15/23	1,508
159	Series 2033, Class SN, HB, IF, 26.621%, 03/15/24	98
421	Series 2038, Class PN, IO, 7.000%, 03/15/28	66
1,216	Series 2040, Class PE, 7.500%, 03/15/28	1,428
504	Series 2054, Class PV, 7.500%, 05/15/28	593
7	Series 2055, Class OE, 6.500%, 05/15/13	7
139	Series 2056, Class TD, 6.500%, 05/15/18	151
682	Series 2063, Class PG, 6.500%, 06/15/28	780
113	Series 2064, Class TE, 7.000%, 06/15/28	132
383	Series 2070, Class C, 6.000%, 07/15/28	415
1,428	Series 2075, Class PH, 6.500%, 08/15/28	1,635
1,528	Series 2075, Class PM, 6.250%, 08/15/28	1,577
303	Series 2086, Class GB, 6.000%, 09/15/28	330
536	Series 2089, Class PJ, IO, 7.000%, 10/15/28	85
1,377	Series 2095, Class PE, 6.000%, 11/15/28	1,553
90	Series 2102, Class TC, 6.000%, 12/15/13	91

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
51	Series 2102, Class TU, 6.000%, 12/15/13	52
2,182	Series 2106, Class ZD, 6.000%, 12/15/28	2,517
3,517	Series 2110, Class PG, 6.000%, 01/15/29	3,927
214	Series 2115, Class PE, 6.000%, 01/15/14	217
756	Series 2125, Class JZ, 6.000%, 02/15/29	844
2,710	Series 2126, Class CB, 6.250%, 02/15/29	2,802
101	Series 2132, Class SB, HB, IF, 29.676%, 03/15/29	193
61	Series 2134, Class PI, IO, 6.500%, 03/15/19	8
7	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
54	Series 2141, Class IO, IO, 7.000%, 04/15/29	8
196	Series 2163, Class PC, IO, 7.500%, 06/15/29	35
2,964	Series 2169, Class TB, 7.000%, 06/15/29	3,465
1,061	Series 2172, Class QC, 7.000%, 07/15/29	1,241
648	Series 2176, Class OJ, 7.000%, 08/15/29	747
4	Series 2196, Class TL, 7.500%, 11/15/29	4
572	Series 2201, Class C, 8.000%, 11/15/29	681
1,464	Series 2208, Class PG, 7.000%, 01/15/30	1,714
313	Series 2209, Class TC, 8.000%, 01/15/30	370
1,000	Series 2210, Class Z, 8.000%, 01/15/30	1,190
296	Series 2224, Class CB, 8.000%, 03/15/30	355
318	Series 2230, Class Z, 8.000%, 04/15/30	377
270	Series 2234, Class PZ, 7.500%, 05/15/30	319
223	Series 2247, Class Z, 7.500%, 08/15/30	264
591	Series 2256, Class MC, 7.250%, 09/15/30	694
986	Series 2259, Class ZM, 7.000%, 10/15/30	1,157
15	Series 2261, Class ZY, 7.500%, 10/15/30	17
79	Series 2262, Class Z, 7.500%, 10/15/30	93
974	Series 2271, Class PC, 7.250%, 12/15/30	1,144
1,330	Series 2283, Class K, 6.500%, 12/15/23	1,487
461	Series 2296, Class PD, 7.000%, 03/15/31	541
203	Series 2301, Class PA, 6.000%, 10/15/13	205
178	Series 2306, Class K, PO, 05/15/24	165
426	Series 2306, Class SE, IF, IO, 8.730%, 05/15/24	93
298	Series 2313, Class LA, 6.500%, 05/15/31	342
630	Series 2325, Class PM, 7.000%, 06/15/31	688
1,213	Series 2332, Class ZH, 7.000%, 07/15/31	1,286
267	Series 2333, Class HC, 6.000%, 07/15/31	268
944	Series 2344, Class QG, 6.000%, 08/15/16	999
6,768	Series 2344, Class ZD, 6.500%, 08/15/31	7,434
789	Series 2344, Class ZJ, 6.500%, 08/15/31	866

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	29

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
547	Series 2345, Class NE, 6.500%, 08/15/31	565
497	Series 2345, Class PQ, 6.500%, 08/15/16	510
222	Series 2347, Class VP, 6.500%, 03/15/20	223
737	Series 2351, Class PZ, 6.500%, 08/15/31	827
1,270	Series 2353, Class TD, 6.000%, 09/15/16	1,356
431	Series 2355, Class BP, 6.000%, 09/15/16	456
141	Series 2359, Class PM, 6.000%, 09/15/16	150
1,331	Series 2359, Class ZB, 8.500%, 06/15/31	1,606
656	Series 2360, Class PG, 6.000%, 09/15/16	697
116	Series 2363, Class PF, 6.000%, 09/15/16	123
352	Series 2366, Class MD, 6.000%, 10/15/16	373
584	Series 2367, Class ME, 6.500%, 10/15/31	633
648	Series 2388, Class FB, VAR, 0.801%, 01/15/29	653
1,018	Series 2391, Class QR, 5.500%, 12/15/16	1,075
304	Series 2394, Class MC, 6.000%, 12/15/16	323
697	Series 2399, Class OH, 6.500%, 01/15/32	766
1,222	Series 2399, Class TH, 6.500%, 01/15/32	1,343
1,310	Series 2410, Class NG, 6.500%, 02/15/32	1,450
761	Series 2410, Class OE, 6.375%, 02/15/32	834
1,503	Series 2410, Class QS, IF, 18.977%, 02/15/32	2,129
494	Series 2410, Class QX, IF, IO, 8.449%, 02/15/32	128
1,454	Series 2412, Class SP, IF, 15.698%, 02/15/32	1,937
3,388	Series 2418, Class FO, VAR, 1.101%, 02/15/32	3,450
1,340	Series 2420, Class XK, 6.500%, 02/15/32	1,468
917	Series 2423, Class MC, 7.000%, 03/15/32	1,079
1,209	Series 2423, Class MT, 7.000%, 03/15/32	1,351
1,270	Series 2423, Class TB, 6.500%, 03/15/32	1,392
295	Series 2425, Class OB, 6.000%, 03/15/17	315
1,769	Series 2430, Class WF, 6.500%, 03/15/32	2,039
2,349	Series 2434, Class TC, 7.000%, 04/15/32	2,686
4,519	Series 2434, Class ZA, 6.500%, 04/15/32	5,178
1,797	Series 2435, Class CJ, 6.500%, 04/15/32	2,049
837	Series 2436, Class MC, 7.000%, 04/15/32	977
447	Series 2441, Class GF, 6.500%, 04/15/32	516
1,076	Series 2444, Class ES, IF, IO, 7.749%, 03/15/32	246
918	Series 2450, Class GZ, 7.000%, 05/15/32	1,078
702	Series 2450, Class SW, IF, IO, 7.799%, 03/15/32	162
1,576	Series 2455, Class GK, 6.500%, 05/15/32	1,817
188	Series 2458, Class QE, 5.500%, 06/15/17	199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,291	Series 2458, Class ZM, 6.500%, 06/15/32	1,493
995	Series 2463, Class CE, 6.000%, 06/15/17	1,055
957	Series 2466, Class DH, 6.500%, 06/15/32	1,061
669	Series 2466, Class PG, 6.500%, 04/15/32	685
1,400	Series 2466, Class PH, 6.500%, 06/15/32	1,576
1,377	Series 2474, Class NR, 6.500%, 07/15/32	1,547
3,158	Series 2475, Class S, IF, IO, 7.799%, 02/15/32	562
2,113	Series 2484, Class LZ, 6.500%, 07/15/32	2,436
139	Series 2488, Class WS, IF, 16.277%, 08/15/17	167
3,139	Series 2500, Class MC, 6.000%, 09/15/32	3,510
374	Series 2508, Class AQ, 5.500%, 10/15/17	401
2,964	Series 2512, Class PG, 5.500%, 10/15/22	3,279
166	Series 2515, Class DE, 4.000%, 03/15/32	167
538	Series 2515, Class MG, 4.000%, 09/15/17	549
966	Series 2535, Class BK, 5.500%, 12/15/22	1,071
1,628	Series 2537, Class TE, 5.500%, 12/15/17	1,745
919	Series 2543, Class LX, 5.000%, 12/15/17	980
4,119	Series 2543, Class YX, 6.000%, 12/15/32	4,661
2,177	Series 2544, Class HC, 6.000%, 12/15/32	2,467
1,536	Series 2549, Class ZG, 5.000%, 01/15/18	1,598
2,722	Series 2552, Class ME, 6.000%, 01/15/33	3,082
1,904	Series 2567, Class QD, 6.000%, 02/15/33	2,131
10,247	Series 2568, Class KG, 5.500%, 02/15/23	11,249
1,559	Series 2571, Class FY, VAR, 0.951%, 12/15/32	1,587
235	Series 2571, Class SK, HB, IF, 33.632%, 09/15/23	438
920	Series 2571, Class SY, IF, 18.117%, 12/15/32	1,370
1,158	Series 2574, Class HP, 5.000%, 02/15/18	1,237
8,668	Series 2575, Class ME, 6.000%, 02/15/33	9,805
1,416	Series 2586, Class HD, 5.500%, 03/15/23	1,653
976	Series 2586, Class WI, IO, 6.500%, 03/15/33	202
1,420	Series 2595, Class HC, 5.500%, 04/15/23	1,714
1,679	Series 2596, Class QG, 6.000%, 03/15/33	1,879
71	Series 2597, Class DS, IF, IO, 7.349%, 02/15/33	1
62	Series 2599, Class DS, IF, IO, 6.799%, 02/15/33	1
77	Series 2610, Class DS, IF, IO, 6.899%, 03/15/33	1
772	Series 2611, Class UH, 4.500%, 05/15/18	809
1,996	Series 2617, Class GR, 4.500%, 05/15/18	2,126

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
15	Series 2619, Class HR, 3.500%, 11/15/31	15
1,593	Series 2626, Class NS, IF, IO, 6.349%, 06/15/23	119
881	Series 2629, Class BY, IO, 4.500%, 03/15/18	45
3,971	Series 2631, Class LC, 4.500%, 06/15/18	4,211
3,614	Series 2631, Class SA, IF, 14.481%, 06/15/33	4,430
6,483	Series 2636, Class Z, 4.500%, 06/15/18	6,853
947	Series 2637, Class SA, IF, IO, 5.899%, 06/15/18	88
314	Series 2638, Class DS, IF, 8.399%, 07/15/23	341
361	Series 2640, Class UG, IO, 5.000%, 01/15/32	9
885	Series 2640, Class UP, IO, 5.000%, 01/15/32	13
68	Series 2640, Class VE, 3.250%, 07/15/22	68
183	Series 2642, Class SL, IF, 6.699%, 07/15/33	184
453	Series 2650, Class PO, PO, 12/15/32	441
2,124	Series 2650, Class SO, PO, 12/15/32	2,063
6,117	Series 2651, Class VZ, 4.500%, 07/15/18	6,475
8,227	Series 2653, Class PZ, 5.000%, 07/15/33	9,793
2,023	Series 2655, Class EO, PO, 02/15/33	1,985
1,175	Series 2671, Class S, IF, 14.389%, 09/15/33	1,443
2,239	Series 2672, Class ME, 5.000%, 11/15/22	2,337
6,641	Series 2675, Class CK, 4.000%, 09/15/18	7,005
7,685	Series 2677, Class LE, 4.500%, 09/15/18	8,279
8,707	Series 2684, Class PO, PO, 01/15/33	8,565
675	Series 2690, Class SJ, IF, 8.848%, 10/15/33	679
1,044	Series 2692, Class SC, IF, 12.884%, 07/15/33	1,221
137	Series 2696, Class CO, PO, 10/15/18	135
935	Series 2702, Class PC, 5.000%, 01/15/23	979
7,375	Series 2707, Class QE, 4.500%, 11/15/18	7,895
5,000	Series 2709, Class PG, 5.000%, 11/15/23	5,698
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,254
1,454	Series 2715, Class OG, 5.000%, 01/15/23	1,506
2,437	Series 2716, Class UN, 4.500%, 12/15/23	2,663
1,124	Series 2720, Class PC, 5.000%, 12/15/23	1,232
5,000	Series 2722, Class PF, VAR, 0.801%, 12/15/33	5,025
10,505	Series 2733, Class SB, IF, 7.829%, 10/15/33	11,623

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
50	Series 2743, Class HD, 4.500%, 08/15/17	50
5,000	Series 2743, Class HE, 4.500%, 02/15/19	5,319
1,448	Series 2744, Class PE, 5.500%, 02/15/34	1,557
2,663	Series 2744, Class TU, 5.500%, 05/15/32	2,828
1,570	Series 2748, Class KO, PO, 10/15/23	1,491
664	Series 2755, Class SA, IF, 13.798%, 05/15/30	708
2,485	Series 2758, Class AO, PO, 03/15/19	2,361
2,370	Series 2770, Class TW, 4.500%, 03/15/19	2,583
1,960	Series 2777, Class KO, PO, 02/15/33	1,925
114	Series 2780, Class JG, 4.500%, 04/15/19	117
598	Series 2780, Class SY, IF, 16.057%, 11/15/33	787
5,672	Series 2802, Class OH, 6.000%, 05/15/34	6,524
1,630	Series 2809, Class UC, 4.000%, 06/15/19	1,722
146	Series 2812, Class AB, 4.500%, 10/15/18	147
2,001	Series 2827, Class QE, 5.500%, 03/15/33	2,048
1,493	Series 2835, Class BO, PO, 12/15/28	1,456
306	Series 2835, Class QO, PO, 12/15/32	284
172	Series 2840, Class JO, PO, 06/15/23	166
42	Series 2863, Class JA, 4.500%, 09/15/19	42
943	Series 2864, Class GB, 4.000%, 09/15/19	1,003
3,006	Series 2903, Class Z, 5.000%, 12/15/24	3,328
2,276	Series 2921, Class MD, 5.000%, 06/15/33	2,314
4,588	Series 2922, Class JN, 4.500%, 02/15/20	4,762
1,464	Series 2929, Class MS, HB, IF, 27.275%, 02/15/35	2,421
8,292	Series 2934, Class EC, PO, 02/15/20	7,686
179	Series 2934, Class EN, PO, 02/15/18	175
2,470	Series 2934, Class HI, IO, 5.000%, 02/15/20	244
1,727	Series 2934, Class KI, IO, 5.000%, 02/15/20	146
903	Series 2945, Class SA, IF, 11.932%, 03/15/20	1,050
2,319	Series 2965, Class GD, 4.500%, 04/15/20	2,507
791	Series 2967, Class S, HB, IF, 32.718%, 04/15/25	1,308
10,244	Series 2968, Class EH, 6.000%, 04/15/35	12,364
4,723	Series 2968, Class MD, 5.500%, 12/15/33	5,031
2,562	Series 2981, Class FA, VAR, 0.601%, 05/15/35	2,571
2,490	Series 2988, Class AF, VAR, 0.501%, 06/15/35	2,498
237	Series 2989, Class PO, PO, 06/15/23	229
1,448	Series 2990, Class GO, PO, 02/15/35	1,369

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	31

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,060	Series 2990, Class LK, VAR, 0.571%, 10/15/34	4,074
3,126	Series 2990, Class SL, HB, IF, 23.756%, 06/15/34	4,556
839	Series 2990, Class WP, IF, 16.509%, 06/15/35	1,006
1,628	Series 2991, Class EG, 5.500%, 11/15/34	1,646
5,000	Series 2992, Class LB, 5.000%, 06/15/20	5,589
5,624	Series 2995, Class FK, VAR, 0.451%, 05/15/34	5,623
820	Series 2999, Class NC, 4.500%, 12/15/18	823
4,500	Series 2999, Class ND, 4.500%, 07/15/20	4,844
196	Series 3007, Class AI, IO, 5.500%, 07/15/24	9
6,516	Series 3013, Class AF, VAR, 0.451%, 05/15/35	6,521
180	Series 3014, Class OD, PO, 08/15/35	170
472	Series 3022, Class SX, IF, 16.372%, 08/15/25	614
1,405	Series 3029, Class SO, PO, 09/15/35	1,338
3,298	Series 3042, Class PF, VAR, 0.451%, 08/15/35	3,302
793	Series 3047, Class OB, 5.500%, 12/15/33	819
12,954	Series 3049, Class XF, VAR, 0.551%, 05/15/33	12,992
888	Series 3051, Class DP, HB, IF, 27.143%, 10/15/25	1,429
1,292	Series 3064, Class SG, IF, 19.329%, 11/15/35	1,815
4,913	Series 3065, Class DF, VAR, 0.581%, 04/15/35	4,933
456	Series 3068, Class AO, PO, 01/15/35	443
2,693	Series 3077, Class TO, PO, 04/15/35	2,597
3,564	Series 3085, Class WF, VAR, 1.001%, 08/15/35	3,604
102	Series 3100, Class MA, VAR, 0.282%, 12/15/35	101
7,518	Series 3101, Class UZ, 6.000%, 01/15/36	8,494
4,919	Series 3102, Class FB, VAR, 0.501%, 01/15/36	4,931
537	Series 3102, Class HS, HB, IF, 23.829%, 01/15/36	791
5,822	Series 3117, Class AO, PO, 02/15/36	5,120
1,249	Series 3117, Class EO, PO, 02/15/36	1,197
1,870	Series 3117, Class OG, PO, 02/15/36	1,771
1,076	Series 3117, Class OK, PO, 02/15/36	1,030
3,585	Series 3122, Class OH, PO, 03/15/36	3,149

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,341	Series 3122, Class OP, PO, 03/15/36	2,937
139	Series 3122, Class ZB, 6.000%, 03/15/36	141
427	Series 3134, Class PO, PO, 03/15/36	407
3,423	Series 3137, Class XP, 6.000%, 04/15/36	3,854
2,181	Series 3138, Class PO, PO, 04/15/36	2,050
3,378	Series 3147, Class PF, VAR, 0.501%, 04/15/36	3,387
6,755	Series 3147, Class PO, PO, 04/15/36	6,408
241	Series 3149, Class SO, PO, 05/15/36	230
1,273	Series 3151, Class PO, PO, 05/15/36	1,221
2,687	Series 3153, Class EO, PO, 05/15/36	2,514
1,200	Series 3164, Class MG, 6.000%, 06/15/36	1,347
5,198	Series 3171, Class MO, PO, 06/15/36	4,888
918	Series 3174, Class PX, 5.000%, 06/15/17	969
1,700	Series 3179, Class OA, PO, 07/15/36	1,607
4,214	Series 3181, Class AZ, 6.500%, 07/15/36	4,966
3,368	Series 3184, Class OA, PO, 02/15/33	3,308
5,514	Series 3189, Class PC, 6.000%, 08/15/35	5,795
1,441	Series 3194, Class SA, IF, IO, 6.899%, 07/15/36	194
4,449	Series 3195, Class PD, 6.500%, 07/15/36	5,000
10,604	Series 3200, Class AY, 5.500%, 08/15/36	11,688
1,919	Series 3200, Class PO, PO, 08/15/36	1,831
22,709	Series 3202, Class HI, IF, IO, 6.449%, 08/15/36	3,275
1,073	Series 3213, Class OA, PO, 09/15/36	1,027
766	Series 3218, Class AO, PO, 09/15/36	721
7,000	Series 3218, Class BE, 6.000%, 09/15/35	7,546
5,380	Series 3219, Class DI, IO, 6.000%, 04/15/36	794
2,130	Series 3225, Class EO, PO, 10/15/36	2,003
2,793	Series 3232, Class ST, IF, IO, 6.499%, 10/15/36	385
717	Series 3233, Class OP, PO, 05/15/36	678
103	Series 3253, Class A, 5.000%, 08/15/20	105
10,043	Series 3253, Class PO, PO, 12/15/21	9,568
905	Series 3256, Class PO, PO, 12/15/36	861
1,542	Series 3260, Class CS, IF, IO, 5.939%, 01/15/37	251
804	Series 3261, Class OA, PO, 01/15/37	771
9,000	Series 3266, Class D, 5.000%, 01/15/22	9,814
6,848	Series 3274, Class B, 6.000%, 02/15/37	7,515
784	Series 3274, Class JO, PO, 02/15/37	750
3,040	Series 3275, Class FL, VAR, 0.641%, 02/15/37	3,055
5,500	Series 3284, Class CB, 5.000%, 03/15/22	6,309

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,451	Series 3286, Class PO, PO, 03/15/37	1,384
3,196	Series 3290, Class SB, IF, IO, 6.249%, 03/15/37	544
3,000	Series 3302, Class UT, 6.000%, 04/15/37	3,384
2,298	Series 3305, Class MG, IF, 2.421%, 07/15/34	2,025
7,054	Series 3315, Class HZ, 6.000%, 05/15/37	8,114
2,180	Series 3316, Class PO, PO, 05/15/37	2,086
143	Series 3318, Class AO, PO, 05/15/37	137
955	Series 3326, Class JO, PO, 06/15/37	922
5,000	Series 3329, Class JD, 6.000%, 06/15/36	5,528
1,285	Series 3331, Class PO, PO, 06/15/37	1,232
4,944	Series 3344, Class FT, VAR, 0.551%, 07/15/34	4,959
2,544	Series 3344, Class SL, IF, IO, 6.399%, 07/15/37	430
1,228	Series 3365, Class PO, PO, 09/15/37	1,173
2,300	Series 3369, Class VA, 6.000%, 07/15/18	2,323
940	Series 3371, Class FA, VAR, 0.801%, 09/15/37	947
1,270	Series 3373, Class TO, PO, 04/15/37	1,202
9,138	Series 3383, Class SA, IF, IO, 6.249%, 11/15/37	1,235
14,320	Series 3387, Class SA, IF, IO, 6.219%, 11/15/37	1,981
1,169	Series 3389, Class DQ, 5.750%, 10/15/35	1,231
3,885	Series 3393, Class JO, PO, 09/15/32	3,628
3,131	Series 3398, Class PO, PO, 01/15/36	3,051
4,000	Series 3402, Class NC, 5.000%, 12/15/22	4,429
14,861	Series 3404, Class SC, IF, IO, 5.799%, 01/15/38	1,933
760	Series 3422, Class SE, IF, 16.947%, 02/15/38	972
5,500	Series 3423, Class PB, 5.500%, 03/15/38	6,309
6,965	Series 3424, Class PI, IF, IO, 6.599%, 04/15/38	1,188
388	Series 3443, Class SY, IF, 9.000%, 03/15/37	428
10,307	Series 3453, Class B, 5.500%, 05/15/38	11,378
4,947	Series 3455, Class SE, IF, IO, 5.999%, 06/15/38	855
1,544	Series 3461, Class LZ, 6.000%, 06/15/38	1,727
7,933	Series 3461, Class Z, 6.000%, 06/15/38	9,360
9,759	Series 3481, Class SJ, IF, IO, 5.649%, 08/15/38	1,257
7,500	Series 3493, Class LA, 4.000%, 10/15/23	8,223
6,500	Series 3501, Class CB, 5.500%, 01/15/39	7,089

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
6,745	Series 3505, Class SA, IF, IO, 5.799%, 01/15/39	818
2,114	Series 3510, Class OD, PO, 02/15/37	1,986
6,531	Series 3511, Class SA, IF, IO, 5.799%, 02/15/39	796
1,064	Series 3515, Class PI, IO, 5.500%, 07/15/37	76
1,615	Series 3523, Class SD, IF, 19.109%, 06/15/36	2,195
8,417	Series 3531, Class SA, IF, IO, 6.099%, 05/15/39	1,020
6,052	Series 3531, Class SM, IF, IO, 5.899%, 05/15/39	718
2,557	Series 3546, Class A, VAR, 2.928%, 02/15/39	2,711
6,233	Series 3549, Class FA, VAR, 1.401%, 07/15/39	6,339
3,276	Series 3564, Class JA, 4.000%, 01/15/18	3,449
4,579	Series 3607, Class AO, PO, 04/15/36	4,380
8,392	Series 3607, Class BO, PO, 04/15/36	8,028
2,692	Series 3607, Class EO, PO, 02/15/33	2,641
5,723	Series 3607, Class OP, PO, 07/15/37	5,418
9,041	Series 3607, Class PO, PO, 05/15/37	8,082
4,035	Series 3607, Class TO, PO, 10/15/39	3,543
11,052	Series 3608, Class SC, IF, IO, 6.049%, 12/15/39	1,399
6,520	Series 3611, Class PO, PO, 07/15/34	6,240
2,000	Series 3614, Class QB, 4.000%, 12/15/24	2,203
5,193	Series 3621, Class BO, PO, 01/15/40	4,960
4,600	Series 3632, Class BS, IF, 16.829%, 02/15/40	6,971
3,051	Series 3645, Class KZ, 5.500%, 08/15/36	3,465
6,800	Series 3654, Class DC, 5.000%, 04/15/30	7,743
4,039	Series 3654, Class VB, 5.500%, 10/15/27	4,426
3,576	Series 3659, Class VE, 5.000%, 03/15/26	3,997
10,861	Series 3666, Class VA, 5.500%, 12/15/22	11,468
21,104	Series 3680, Class MA, 4.500%, 07/15/39	23,547
7,000	Series 3684, Class CY, 4.500%, 06/15/25	7,914
15,176	Series 3687, Class MA, 4.500%, 02/15/37	16,890
5,855	Series 3688, Class CU, VAR, 6.769%, 11/15/21	6,294
26,010	Series 3688, Class GT, VAR, 7.177%, 11/15/46	31,968
68,654	Series 3704, Class CT, 7.000%, 12/15/36	83,173
30,018	Series 3704, Class DT, 7.500%, 11/15/36	34,977
28,381	Series 3704, Class ET, 7.500%, 12/15/36	34,750

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	33

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
14,195	Series 3710, Class FL, VAR, 0.701%, 05/15/36	14,376
5,730	Series 3720, Class A, 4.500%, 09/15/25	6,201
19,992	Series 3740, Class SB, IF, IO, 5.799%, 10/15/40	4,209
19,145	Series 3740, Class SC, IF, IO, 5.799%, 10/15/40	4,909
42,616	Series 3747, Class HI, IO, 4.500%, 07/15/37	2,896
15,861	Series 3756, Class IP, IO, 4.000%, 08/15/35	488
32,144	Series 3759, Class HI, IO, 4.000%, 08/15/37	2,213
22,042	Series 3760, Class GI, IO, 4.000%, 10/15/37	1,646
17,112	Series 3760, Class NI, IO, 4.000%, 10/15/37	1,171
15,337	Series 3779, Class IH, IO, 4.000%, 11/15/34	1,048
12,923	Series 3795, Class EI, IO, 5.000%, 10/15/39	1,769
3,311	Series 3798, Class BF, VAR, 0.501%, 06/15/24	3,318
8,580	Series 3800, Class AI, IO, 4.000%, 11/15/29	909
45,227	Series 3802, Class LS, IF, IO, 3.813%, 01/15/40	2,024
24,316	Series 3804, Class FN, VAR, 0.651%, 03/15/39	24,449
33,647	Series 3819, Class ZQ, 6.000%, 04/15/36	38,947
9,012	Series 3852, Class QN, IF, 5.500%, 05/15/41	9,503
22,272	Series 3852, Class TP, IF, 5.500%, 05/15/41	21,932
8,972	Series 3860, Class PZ, 5.000%, 05/15/41	10,222
6,701	Series 3895, Class WA, VAR, 5.699%, 10/15/38	7,417
9,200	Series 3920, Class LP, 5.000%, 01/15/34	10,360
26,959	Series 3925, Class FL, VAR, 0.651%, 01/15/41	27,108
23,165	Series 3957, Class B, 4.000%, 11/15/41	24,818
6,357	Series 3966, Class BF, VAR, 0.701%, 10/15/40	6,404
9,981	Series 3966, Class NA, 4.000%, 12/15/41	10,761
20,057	Series 3997, Class PF, VAR, 0.651%, 11/15/39	20,170
18,632	Series 3998, Class GF, VAR, 0.651%, 05/15/36	18,718

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
13,371	Series 4001, Class NF, VAR, 0.701%, 01/15/39	13,444
18,696	Series 4012, Class FN, VAR, 0.701%, 03/15/42	18,892
9,380	Series 4012, Class NF, VAR, 0.651%, 12/15/38	9,425
22,395	Series 4048, Class FB, VAR, 0.601%, 10/15/41	22,504
39,902	Series 4048, Class FJ, VAR, 0.602%, 07/15/37	40,062
5,832	Series 4073, Class MF, VAR, 0.651%, 08/15/39	5,879
9,811	Series 4077, Class FB, VAR, 0.701%, 07/15/42	9,891
17,198	Series 4087, Class FA, VAR, 0.651%, 05/15/39	17,271
11,791	Series 4095, Class FB, VAR, 0.601%, 04/15/39	11,830
	Federal Home Loan Mortgage Corp. STRIPS,
4	Series 134, Class B, IO, 9.000%, 04/01/22	1
2,846	Series 197, Class PO, PO, 04/01/28	2,706
7,647	Series 233, Class 11, IO, 5.000%, 09/15/35	1,000
6,306	Series 233, Class 12, IO, 5.000%, 09/15/35	827
12,021	Series 233, Class 13, IO, 5.000%, 09/15/35	1,551
29,332	Series 239, Class S30, IF, IO, 7.499%, 08/15/36	4,361
3,570	Series 243, Class 16, IO, 4.500%, 11/15/20	324
2,290	Series 243, Class 17, IO, 4.500%, 12/15/20	217
114,968	Series 262, Class 35, 3.500%, 07/15/42	121,900
53,922	Series 264, Class F1, VAR, 0.751%, 07/15/42	54,155
66,500	Series 267, Class F5, VAR, 0.701%, 08/15/42	67,458
14,772	Series 270, Class F1, VAR, 0.701%, 08/15/42	15,006
12,851	Series 274, Class F1, VAR, 0.701%, 08/15/42	12,951
33,579	Series 279, Class F6, VAR, 0.651%, 09/15/42	33,797
16,288	Series 281, Class F1, VAR, 0.701%, 10/15/42	16,520
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
1,154	Series T-41, Class 3A, VAR, 6.695%, 07/25/32	1,306

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,704	Series T-42, Class A5, 7.500%, 02/25/42	5,634
3,350	Series T-48, Class 1A, VAR, 6.106%, 07/25/33	3,951
719	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	842
4,378	Series T-54, Class 2A, 6.500%, 02/25/43	5,216
1,535	Series T-54, Class 3A, 7.000%, 02/25/43	1,860
10,678	Series T-56, Class A5, 5.231%, 05/25/43	11,933
1,167	Series T-57, Class 1A3, 7.500%, 07/25/43	1,352
459	Series T-57, Class 1AP, PO, 07/25/43	347
6,047	Series T-58, Class 4A, 7.500%, 09/25/43	7,175
564	Series T-58, Class APO, PO, 09/25/43	477
5,770	Series T-59, Class 1A2, 7.000%, 10/25/43	6,569
620	Series T-59, Class 1AP, PO, 10/25/43	458
8,951	Series T-62, Class 1A1, VAR, 1.340%, 10/25/44	8,889
29,189	Series T-76, Class 2A, VAR, 3.398%, 10/25/37	29,545
	Federal National Mortgage Association—ACES,
21,500	Series 2010-M1, Class A2, 4.450%, 09/25/19	24,339
8,000	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	9,168
6,875	Series 2010-M7, Class A2, 3.655%, 11/25/20	7,563
10,000	Series 2011-M1, Class A3, 3.763%, 06/25/21	10,969
8,664	Series 2011-M2, Class A2, 3.645%, 07/25/21	9,548
58,500	Series 2011-M2, Class A3, 3.764%, 07/25/21	64,844
32,200	Series 2011-M4, Class A2, 3.726%, 06/25/21	35,820
6,845	Series 2011-M8, Class A2, 2.922%, 08/25/21	7,250
37,199	Series 2012-M11, Class FA, VAR, 0.734%, 08/25/19	37,395
7,576	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	7,715
7,200	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	7,321
	Federal National Mortgage Association Grantor Trust,
2,005	Series 1999-T2, Class A1, VAR, 7.500%, 01/19/39	2,261
2,523	Series 2001-T10, Class A2, 7.500%, 12/25/41	3,073

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,427	Series 2001-T3, Class A1, 7.500%, 11/25/40	2,763
2,696	Series 2002-T16, Class A2, 7.000%, 07/25/42	3,171
814	Series 2004-T1, Class 1A2, 6.500%, 01/25/44	970
6,081	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	7,064
3,399	Series 2004-T2, Class 2A, VAR, 3.380%, 07/25/43	3,643
8,552	Series 2004-T3, Class 1A2, 6.500%, 02/25/44	9,956
3,299	Series 2004-T3, Class 1A3, 7.000%, 02/25/44	3,921
843	Series 2004-T3, Class PT1, VAR, 8.423%, 01/25/44	1,043
	Federal National Mortgage Association REMIC Trust,
2,364	Series 2003-W1, Class 1A1, VAR, 6.137%, 12/25/42	2,748
581	Series 2003-W1, Class 2A, VAR, 6.896%, 12/25/42	693
475	Series 2003-W4, Class 2A, VAR, 6.442%, 10/25/42	528
6,800	Series 2004-W10, Class A6, 5.750%, 08/25/34	7,449
1,916	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	2,341
3,675	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	4,326
4,552	Series 2006-W3, Class 2A, 6.000%, 09/25/46	5,261
683	Series 2007-W10, Class 2A, VAR, 6.253%, 08/25/47	795
2,679	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	2,929
1,855	Series 2007-W5, Class PO, PO, 06/25/37	1,734
2,134	Series 2007-W7, Class 1A4, HB, IF, 37.970%, 07/25/37	3,983
23,761	Series 2009-W1, Class A, 6.000%, 12/25/49	27,693
	Federal National Mortgage Association REMIC,
13	Series 1988-7, Class Z, 9.250%, 04/25/18	14
61	Series 1989-70, Class G, 8.000%, 10/25/19	68
22	Series 1989-78, Class H, 9.400%, 11/25/19	25
28	Series 1989-83, Class H, 8.500%, 11/25/19	32

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	35

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
24		Series 1989-89, Class H, 9.000%, 11/25/19	28
16		Series 1990-1, Class D, 8.800%, 01/25/20	19
7		Series 1990-7, Class B, 8.500%, 01/25/20	8
7		Series 1990-60, Class K, 5.500%, 06/25/20	8
13		Series 1990-63, Class H, 9.500%, 06/25/20	15
10		Series 1990-93, Class G, 5.500%, 08/25/20	11
—	(h)	Series 1990-94, Class H, HB, 505.000%, 08/25/20	2
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	4
67		Series 1990-102, Class J, 6.500%, 08/25/20	73
57		Series 1990-120, Class H, 9.000%, 10/25/20	65
8		Series 1990-134, Class SC, HB, IF, 21.272%, 11/25/20	12
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	7
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
16		Series 1991-24, Class Z, 5.000%, 03/25/21	17
16		Series 1991-42, Class S, IF, 17.292%, 05/25/21	22
2		Series 1992-101, Class J, 7.500%, 06/25/22	2
458		Series 1992-117, Class MA, 8.000%, 07/25/22	527
77		Series 1992-136, Class PK, 6.000%, 08/25/22	85
82		Series 1992-143, Class MA, 5.500%, 09/25/22	90
534		Series 1992-150, Class M, 8.000%, 09/25/22	615
191		Series 1992-163, Class M, 7.750%, 09/25/22	220
259		Series 1992-188, Class PZ, 7.500%, 10/25/22	297
122		Series 1993-21, Class KA, 7.700%, 03/25/23	140
296		Series 1993-25, Class J, 7.500%, 03/25/23	341
50		Series 1993-27, Class SA, IF, 15.500%, 02/25/23	68

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
787	Series 1993-37, Class PX, 7.000%, 03/25/23	895
275	Series 1993-54, Class Z, 7.000%, 04/25/23	313
3,019	Series 1993-56, Class PZ, 7.000%, 05/25/23	3,457
132	Series 1993-62, Class SA, IF, 18.034%, 04/25/23	190
1,510	Series 1993-99, Class Z, 7.000%, 07/25/23	1,720
73	Series 1993-122, Class M, 6.500%, 07/25/23	81
1,505	Series 1993-136, Class ZB, VAR, 6.792%, 07/25/23	1,701
2,372	Series 1993-141, Class Z, 7.000%, 08/25/23	2,694
67	Series 1993-165, Class SD, IF, 12.584%, 09/25/23	80
83	Series 1993-165, Class SK, IF, 12.500%, 09/25/23	104
120	Series 1993-178, Class PK, 6.500%, 09/25/23	134
57	Series 1993-179, Class SB, HB, IF, 25.064%, 10/25/23	98
38	Series 1993-179, Class SC, IF, 10.500%, 10/25/23	45
2,047	Series 1993-183, Class KA, 6.500%, 10/25/23	2,299
897	Series 1993-189, Class PL, 6.500%, 10/25/23	1,028
127	Series 1993-199, Class FA, VAR, 0.769%, 10/25/23	127
107	Series 1993-205, Class H, PO, 09/25/23	94
31	Series 1993-220, Class SG, IF, 15.562%, 11/25/13	32
26	Series 1993-225, Class SG, HB, IF, 26.596%, 12/25/13	28
169	Series 1993-225, Class UB, 6.500%, 12/25/23	185
49	Series 1993-230, Class FA, VAR, 0.819%, 12/25/23	49
156	Series 1993-247, Class FE, VAR, 1.219%, 12/25/23	159
190	Series 1993-247, Class SA, HB, IF, 26.268%, 12/25/23	309
72	Series 1993-247, Class SU, IF, 11.879%, 12/25/23	89
461	Series 1993-250, Class Z, 7.000%, 12/25/23	480

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
12	Series 1994-9, Class E, PO, 11/25/23	11
624	Series 1994-37, Class L, 6.500%, 03/25/24	719
2,965	Series 1994-40, Class Z, 6.500%, 03/25/24	3,311
4,859	Series 1994-62, Class PK, 7.000%, 04/25/24	5,586
2,217	Series 1994-63, Class PK, 7.000%, 04/25/24	2,521
101	Series 1995-2, Class Z, 8.500%, 01/25/25	117
373	Series 1995-19, Class Z, 6.500%, 11/25/23	440
1,135	Series 1996-14, Class SE, IF, IO, 8.850%, 08/25/23	216
44	Series 1996-27, Class FC, VAR, 0.719%, 03/25/17	44
985	Series 1996-48, Class Z, 7.000%, 11/25/26	1,135
110	Series 1996-59, Class J, 6.500%, 08/25/22	122
271	Series 1997-20, Class IB, IO, VAR, 1.840%, 03/25/27	11
891	Series 1997-20, Class IO, IO, VAR, 1.840%, 03/25/27	37
194	Series 1997-27, Class J, 7.500%, 04/18/27	218
229	Series 1997-29, Class J, 7.500%, 04/20/27	261
617	Series 1997-32, Class PG, 6.500%, 04/25/27	716
855	Series 1997-39, Class PD, 7.500%, 05/20/27	1,002
58	Series 1997-42, Class EN, 7.250%, 07/18/27	59
64	Series 1997-42, Class ZC, 6.500%, 07/18/27	73
1,117	Series 1997-61, Class ZC, 7.000%, 02/25/23	1,267
279	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	43
31	Series 1998-4, Class C, PO, 04/25/23	28
560	Series 1998-36, Class ZB, 6.000%, 07/18/28	622
221	Series 1998-43, Class SA, IF, IO, 19.313%, 04/25/23	90
372	Series 1998-66, Class SB, IF, IO, 7.948%, 12/25/28	70
221	Series 1999-17, Class C, 6.350%, 04/25/29	252

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,163	Series 1999-18, Class Z, 5.500%, 04/18/29	1,298
307	Series 1999-38, Class SK, IF, IO, 7.848%, 08/25/23	40
106	Series 1999-52, Class NS, HB, IF, 22.815%, 10/25/23	174
290	Series 1999-62, Class PB, 7.500%, 12/18/29	341
1,574	Series 2000-2, Class ZE, 7.500%, 02/25/30	1,849
473	Series 2000-20, Class SA, IF, IO, 8.898%, 07/25/30	117
68	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	12
548	Series 2001-4, Class PC, 7.000%, 03/25/21	599
43	Series 2001-5, Class OW, 6.000%, 03/25/16	44
202	Series 2001-7, Class PF, 7.000%, 03/25/31	237
246	Series 2001-7, Class PR, 6.000%, 03/25/16	251
210	Series 2001-10, Class PR, 6.000%, 04/25/16	214
626	Series 2001-30, Class PM, 7.000%, 07/25/31	734
1,287	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	248
1,184	Series 2001-36, Class DE, 7.000%, 08/25/31	1,388
1,382	Series 2001-44, Class MY, 7.000%, 09/25/31	1,620
368	Series 2001-44, Class PD, 7.000%, 09/25/31	432
297	Series 2001-44, Class PU, 7.000%, 09/25/31	349
3,363	Series 2001-48, Class Z, 6.500%, 09/25/21	3,763
323	Series 2001-49, Class Z, 6.500%, 09/25/31	372
175	Series 2001-52, Class KB, 6.500%, 10/25/31	202
312	Series 2001-52, Class XN, 6.500%, 11/25/15	329
2,562	Series 2001-60, Class PX, 6.000%, 11/25/31	2,911
855	Series 2001-60, Class QS, HB, IF, 23.794%, 09/25/31	1,463

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	37

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,172	Series 2001-61, Class Z, 7.000%, 11/25/31	2,549
485	Series 2001-71, Class MB, 6.000%, 12/25/16	515
811	Series 2001-71, Class QE, 6.000%, 12/25/16	859
109	Series 2001-72, Class SX, IF, 16.996%, 12/25/31	148
2,703	Series 2001-74, Class MB, 6.000%, 12/25/16	2,870
100	Series 2001-81, Class LO, PO, 01/25/32	97
1,012	Series 2002-1, Class G, 7.000%, 07/25/23	1,159
472	Series 2002-1, Class HC, 6.500%, 02/25/22	528
355	Series 2002-1, Class SA, HB, IF, 24.532%, 02/25/32	596
156	Series 2002-1, Class UD, HB, IF, 23.734%, 12/25/23	249
722	Series 2002-2, Class UC, 6.000%, 02/25/17	768
1,795	Series 2002-3, Class OG, 6.000%, 02/25/17	1,901
2,840	Series 2002-5, Class PK, 6.000%, 02/25/22	3,200
321	Series 2002-7, Class OG, 6.000%, 03/25/17	340
998	Series 2002-7, Class TG, 6.000%, 03/25/17	1,055
317	Series 2002-11, Class QG, 5.500%, 03/25/17	333
2,068	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	106
34	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	40
5,833	Series 2002-15, Class ZA, 6.000%, 04/25/32	6,591
1,743	Series 2002-16, Class PG, 6.000%, 04/25/17	1,865
848	Series 2002-18, Class PC, 5.500%, 04/25/17	861
323	Series 2002-19, Class PE, 6.000%, 04/25/17	342
74	Series 2002-21, Class LO, PO, 04/25/32	71
1,075	Series 2002-21, Class PE, 6.500%, 04/25/32	1,195
1,332	Series 2002-24, Class AJ, 6.000%, 04/25/17	1,431
2,193	Series 2002-28, Class PK, 6.500%, 05/25/32	2,523

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
665	Series 2002-31, Class S, IF, 18.836%, 05/25/17	827
881	Series 2002-37, Class Z, 6.500%, 06/25/32	969
3,684	Series 2002-38, Class QE, 6.000%, 06/25/17	3,899
526	Series 2002-42, Class C, 6.000%, 07/25/17	563
2,421	Series 2002-48, Class GH, 6.500%, 08/25/32	2,791
4,054	Series 2002-54, Class PG, 6.000%, 09/25/22	4,494
246	Series 2002-55, Class QE, 5.500%, 09/25/17	262
3,436	Series 2002-56, Class UC, 5.500%, 09/25/17	3,662
1,487	Series 2002-57, Class AE, 5.500%, 09/25/17	1,580
310	Series 2002-63, Class KC, 5.000%, 10/25/17	330
511	Series 2002-71, Class AP, 5.000%, 11/25/32	562
2,873	Series 2002-71, Class KM, 5.000%, 11/25/17	3,061
452	Series 2002-77, Class S, IF, 14.114%, 12/25/32	552
7,657	Series 2002-78, Class Z, 5.500%, 12/25/32	8,519
1,108	Series 2002-81, Class JO, PO, 04/25/32	1,101
1,249	Series 2002-83, Class CS, 6.881%, 08/25/23	1,422
1,212	Series 2002-90, Class A1, 6.500%, 06/25/42	1,426
5	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	—	(h)
3,364	Series 2002-94, Class BK, 5.500%, 01/25/18	3,576
815	Series 2003-9, Class NZ, 6.500%, 02/25/33	939
1,062	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	159
5,000	Series 2003-17, Class EQ, 5.500%, 03/25/23	5,776
4,550	Series 2003-22, Class UD, 4.000%, 04/25/33	5,039
8,000	Series 2003-23, Class EQ, 5.500%, 04/25/23	9,295
339	Series 2003-23, Class PG, 5.500%, 01/25/32	340

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
921	Series 2003-32, Class KC, 5.000%, 05/25/18	987
3,764	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	706
1,738	Series 2003-34, Class AX, 6.000%, 05/25/33	1,965
2,256	Series 2003-34, Class ED, 6.000%, 05/25/33	2,723
640	Series 2003-34, Class GB, 6.000%, 03/25/33	741
1,199	Series 2003-34, Class GE, 6.000%, 05/25/33	1,447
317	Series 2003-35, Class EA, PO, 05/25/33	302
408	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	70
1,960	Series 2003-39, Class LW, 5.500%, 05/25/23	2,218
2,429	Series 2003-41, Class PE, 5.500%, 05/25/23	2,680
643	Series 2003-42, Class GB, 4.000%, 05/25/33	697
266	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	10
2,667	Series 2003-47, Class PE, 5.750%, 06/25/33	2,900
740	Series 2003-52, Class SX, HB, IF, 22.345%, 10/25/31	1,206
1,080	Series 2003-56, Class AZ, 5.500%, 08/25/31	1,092
1,006	Series 2003-64, Class SX, IF, 13.246%, 07/25/33	1,223
4,273	Series 2003-67, Class TJ, 4.750%, 07/25/18	4,556
18	Series 2003-68, Class QP, 3.000%, 07/25/22	18
2,007	Series 2003-71, Class DS, IF, 7.198%, 08/25/33	2,045
10,143	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	1,460
5,000	Series 2003-73, Class HC, 5.500%, 08/25/33	5,575
217	Series 2003-74, Class SH, IF, 9.807%, 08/25/33	234
1,403	Series 2003-76, Class SH, IF, 13.797%, 09/25/31	1,627
3,048	Series 2003-80, Class SY, IF, IO, 7.448%, 06/25/23	319
4,213	Series 2003-81, Class HC, 4.750%, 09/25/18	4,498

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,166	Series 2003-81, Class LC, 4.500%, 09/25/18	1,243
1,735	Series 2003-82, Class VB, 5.500%, 08/25/33	1,922
4,367	Series 2003-83, Class PG, 5.000%, 06/25/23	4,665
787	Series 2003-91, Class SD, IF, 12.164%, 09/25/33	943
20,119	Series 2003-105, Class AZ, 5.500%, 10/25/33	22,745
4,541	Series 2003-116, Class SB, IF, IO, 7.398%, 11/25/33	1,063
4,024	Series 2003-117, Class JB, 3.500%, 06/25/33	4,223
1,531	Series 2003-122, Class TE, 5.000%, 12/25/22	1,596
140	Series 2003-128, Class KE, 4.500%, 01/25/14	142
2,698	Series 2003-128, Class NG, 4.000%, 01/25/19	2,847
1,459	Series 2003-130, Class CS, IF, 13.697%, 12/25/33	1,764
545	Series 2003-130, Class SX, IF, 11.217%, 01/25/34	626
701	Series 2003-131, Class SK, IF, 15.797%, 01/25/34	906
336	Series 2003-132, Class OA, PO, 08/25/33	318
5,130	Series 2004-3, Class BE, 4.000%, 02/25/19	5,409
3,091	Series 2004-4, Class QI, IF, IO, 6.898%, 06/25/33	568
2,299	Series 2004-4, Class QM, IF, 13.797%, 06/25/33	2,812
2,011	Series 2004-10, Class SC, HB, IF, 27.793%, 02/25/34	2,864
4,433	Series 2004-17, Class H, 5.500%, 04/25/34	4,992
947	Series 2004-21, Class AE, 4.000%, 04/25/19	999
3,110	Series 2004-25, Class PC, 5.500%, 01/25/34	3,383
2,850	Series 2004-25, Class SA, IF, 18.970%, 04/25/34	4,179
8,100	Series 2004-27, Class HB, 4.000%, 05/25/19	8,619
4,825	Series 2004-28, Class PF, VAR, 0.602%, 03/25/34	4,841
8,001	Series 2004-36, Class FA, VAR, 0.602%, 05/25/34	8,040

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	39

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,103	Series 2004-36, Class PC, 5.500%, 02/25/34	2,288
3,421	Series 2004-36, Class SA, IF, 18.970%, 05/25/34	5,028
1,100	Series 2004-36, Class SN, IF, 13.797%, 07/25/33	1,301
5,260	Series 2004-46, Class EP, PO, 03/25/34	4,980
116	Series 2004-46, Class HS, IF, IO, 5.798%, 05/25/30	—	(h)
805	Series 2004-46, Class QB, HB, IF, 23.193%, 05/25/34	1,158
673	Series 2004-46, Class SK, IF, 15.945%, 05/25/34	863
9,654	Series 2004-50, Class VZ, 5.500%, 07/25/34	11,168
697	Series 2004-51, Class SY, IF, 13.837%, 07/25/34	856
757	Series 2004-53, Class NC, 5.500%, 07/25/24	837
551	Series 2004-59, Class BG, PO, 12/25/32	510
9,347	Series 2004-61, Class FH, VAR, 1.002%, 11/25/32	9,466
203	Series 2004-61, Class SH, HB, IF, 23.181%, 11/25/32	316
611	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	682
5,000	Series 2004-65, Class EY, 5.500%, 08/25/24	5,613
12,000	Series 2004-72, Class CB, 4.000%, 09/25/19	12,744
653	Series 2004-74, Class SW, IF, 15.097%, 11/25/31	883
1,384	Series 2004-76, Class CL, 4.000%, 10/25/19	1,460
2,713	Series 2004-79, Class S, IF, 19.245%, 08/25/32	3,431
928	Series 2004-79, Class SP, IF, 19.245%, 11/25/34	1,318
1,149	Series 2004-81, Class AC, 4.000%, 11/25/19	1,213
9,600	Series 2004-81, Class JG, 5.000%, 11/25/24	10,685
6,331	Series 2004-87, Class F, VAR, 0.952%, 01/25/34	6,395
374	Series 2004-89, Class EA, IF, 12.854%, 01/25/34	416
921	Series 2004-92, Class BX, 5.500%, 09/25/34	1,007
34	Series 2004-92, Class JO, PO, 12/25/34	33

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,120	Series 2004-101, Class HD, 5.000%, 01/25/20	2,301
219	Series 2005-14, Class BA, 4.500%, 04/25/19	221
5,600	Series 2005-16, Class LE, 5.500%, 07/25/33	5,915
3,607	Series 2005-25, Class PF, VAR, 0.552%, 04/25/35	3,622
73	Series 2005-27, Class TH, 5.500%, 07/25/31	73
589	Series 2005-42, Class PS, IF, 16.496%, 05/25/35	762
168	Series 2005-52, Class PA, 6.500%, 06/25/35	182
2,980	Series 2005-56, Class S, IF, IO, 6.508%, 07/25/35	486
1,480	Series 2005-56, Class TP, IF, 17.545%, 08/25/33	2,089
843	Series 2005-57, Class CD, HB, IF, 24.369%, 01/25/35	1,192
218	Series 2005-57, Class DC, HB, IF, 21.119%, 12/25/34	271
4,807	Series 2005-57, Class EG, VAR, 0.502%, 03/25/35	4,811
1,000	Series 2005-59, Class SU, HB, IF, 24.492%, 06/25/35	1,717
914	Series 2005-66, Class SG, IF, 16.871%, 07/25/35	1,260
6,280	Series 2005-67, Class EY, 5.500%, 08/25/25	6,979
1,019	Series 2005-68, Class BC, 5.250%, 06/25/35	1,126
4,418	Series 2005-68, Class PG, 5.500%, 08/25/35	4,990
1,698	Series 2005-68, Class UC, 5.000%, 06/25/35	1,861
3,860	Series 2005-72, Class SB, IF, 16.371%, 08/25/35	4,913
1,370	Series 2005-73, Class PS, IF, 16.196%, 08/25/35	1,770
10,357	Series 2005-73, Class ZB, 5.500%, 08/25/35	12,228
1,167	Series 2005-74, Class CP, HB, IF, 24.010%, 05/25/35	1,769
5,085	Series 2005-74, Class CS, IF, 19.465%, 05/25/35	7,429
3,496	Series 2005-74, Class SK, IF, 19.575%, 05/25/35	5,119

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
683	Series 2005-75, Class SV, HB, IF, 23.393%, 09/25/35	979
5,074	Series 2005-84, Class XM, 5.750%, 10/25/35	5,720
1,751	Series 2005-90, Class ES, IF, 16.371%, 10/25/35	2,285
943	Series 2005-90, Class PO, PO, 09/25/35	846
4,464	Series 2005-93, Class MF, VAR, 0.452%, 08/25/34	4,463
9,197	Series 2005-106, Class US, HB, IF, 23.827%, 11/25/35	13,907
811	Series 2005-109, Class PB, 6.000%, 01/25/34	818
1,000	Series 2005-109, Class PC, 6.000%, 12/25/35	1,143
3,176	Series 2005-110, Class GJ, 5.500%, 11/25/30	3,194
17,500	Series 2005-110, Class GK, 5.500%, 08/25/34	18,647
5,659	Series 2005-110, Class GL, 5.500%, 12/25/35	6,739
619	Series 2005-110, Class MJ, 5.500%, 01/25/33	625
2,840	Series 2005-110, Class MN, 5.500%, 06/25/35	3,133
739	Series 2005-116, Class PB, 6.000%, 04/25/34	793
6,686	Series 2005-118, Class PN, 6.000%, 01/25/32	6,803
3,350	Series 2005-121, Class DX, 5.500%, 01/25/26	3,762
709	Series 2006-7, Class TC, 6.000%, 09/25/33	716
7,342	Series 2006-8, Class JZ, 5.500%, 03/25/36	8,392
20,741	Series 2006-8, Class WN, IF, IO, 6.498%, 03/25/36	4,560
5,657	Series 2006-8, Class WQ, PO, 03/25/36	5,354
706	Series 2006-11, Class PS, HB, IF, 23.827%, 03/25/36	985
7,342	Series 2006-12, Class BZ, 5.500%, 03/25/36	8,381
921	Series 2006-15, Class OT, PO, 01/25/36	854
3,165	Series 2006-16, Class FC, VAR, 0.502%, 03/25/36	3,175
7,342	Series 2006-16, Class HZ, 5.500%, 03/25/36	8,201
749	Series 2006-16, Class OA, PO, 03/25/36	703

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,904	Series 2006-22, Class AO, PO, 04/25/36	1,812
2,767	Series 2006-23, Class FK, VAR, 0.452%, 04/25/36	2,765
1,308	Series 2006-23, Class KO, PO, 04/25/36	1,199
3,385	Series 2006-27, Class OH, PO, 04/25/36	2,994
749	Series 2006-33, Class LS, HB, IF, 29.242%, 05/25/36	1,376
12,706	Series 2006-35, Class GD, 6.000%, 12/25/34	13,240
2,000	Series 2006-39, Class WC, 5.500%, 01/25/36	2,206
1,212	Series 2006-42, Class CF, VAR, 0.652%, 06/25/36	1,222
2,739	Series 2006-43, Class DO, PO, 06/25/36	2,618
825	Series 2006-43, Class PO, PO, 06/25/36	788
8,259	Series 2006-44, Class FP, VAR, 0.602%, 06/25/36	8,305
1,595	Series 2006-44, Class GO, PO, 06/25/36	1,493
4,033	Series 2006-44, Class P, PO, 12/25/33	3,861
1,897	Series 2006-46, Class FW, VAR, 0.602%, 06/25/36	1,907
303	Series 2006-46, Class SW, HB, IF, 23.460%, 06/25/36	429
2,000	Series 2006-46, Class UC, 5.500%, 12/25/35	2,236
5,294	Series 2006-50, Class JO, PO, 06/25/36	5,003
6,715	Series 2006-50, Class PS, PO, 06/25/36	6,425
6,712	Series 2006-53, Class US, IF, IO, 6.378%, 06/25/36	892
12,725	Series 2006-56, Class FC, VAR, 0.492%, 07/25/36	12,742
4,645	Series 2006-56, Class PF, VAR, 0.552%, 07/25/36	4,671
611	Series 2006-58, Class AP, PO, 07/25/36	584
1,533	Series 2006-58, Class FL, VAR, 0.662%, 07/25/36	1,545
4,506	Series 2006-58, Class IG, IF, IO, 6.318%, 07/25/36	668
948	Series 2006-58, Class PO, PO, 07/25/36	889
2,158	Series 2006-59, Class QO, PO, 01/25/33	2,100
761	Series 2006-60, Class AK, HB, IF, 27.993%, 07/25/36	1,235
4,176	Series 2006-60, Class DO, PO, 04/25/35	3,995
786	Series 2006-62, Class PS, HB, IF, 38.690%, 07/25/36	1,429
10,784	Series 2006-63, Class ZH, 6.500%, 07/25/36	12,420
1,865	Series 2006-65, Class QO, PO, 07/25/36	1,744

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	41

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
17,054	Series 2006-71, Class ZL, 6.000%, 07/25/36	19,955
3,176	Series 2006-72, Class GO, PO, 08/25/36	3,040
873	Series 2006-72, Class TO, PO, 08/25/36	817
7,480	Series 2006-77, Class PC, 6.500%, 08/25/36	8,564
3,065	Series 2006-78, Class BZ, 6.500%, 08/25/36	3,572
5,649	Series 2006-79, Class DF, VAR, 0.552%, 08/25/36	5,661
1,338	Series 2006-79, Class DO, PO, 08/25/36	1,250
1,422	Series 2006-79, Class OP, PO, 08/25/36	1,360
1,524	Series 2006-85, Class MZ, 6.500%, 09/25/36	1,767
1,612	Series 2006-86, Class OB, PO, 09/25/36	1,540
1,481	Series 2006-90, Class AO, PO, 09/25/36	1,437
776	Series 2006-94, Class GK, HB, IF, 32.242%, 10/25/26	1,266
1,210	Series 2006-95, Class SG, HB, IF, 25.393%, 10/25/36	1,779
4,197	Series 2006-102, Class MD, 6.000%, 01/25/35	4,349
418	Series 2006-109, Class PO, PO, 11/25/36	400
3,426	Series 2006-110, Class PO, PO, 11/25/36	3,282
1,214	Series 2006-111, Class EO, PO, 11/25/36	1,159
2,014	Series 2006-113, Class PO, PO, 07/25/36	1,925
360	Series 2006-115, Class ES, HB, IF, 25.753%, 12/25/36	552
1,315	Series 2006-115, Class OK, PO, 12/25/36	1,258
8,340	Series 2006-117, Class GS, IF, IO, 6.448%, 12/25/36	1,189
3,377	Series 2006-118, Class A1, VAR, 0.262%, 12/25/36	3,341
11,879	Series 2006-118, Class A2, VAR, 0.262%, 12/25/36	11,251
1,054	Series 2006-119, Class PO, PO, 12/25/36	990
1,300	Series 2006-128, Class BP, 5.500%, 01/25/37	1,534
1,090	Series 2006-128, Class PO, PO, 01/25/37	1,037
4,167	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	629
632	Series 2007-1, Class SD, HB, IF, 37.790%, 02/25/37	797
89	Series 2007-2, Class FA, VAR, 0.402%, 02/25/37	89
839	Series 2007-2, Class HF, VAR, 0.552%, 08/25/36	840

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,097	Series 2007-7, Class SG, IF, IO, 6.298%, 08/25/36	701
5,367	Series 2007-10, Class FD, VAR, 0.452%, 02/25/37	5,377
15,008	Series 2007-14, Class ES, IF, IO, 6.238%, 03/25/37	2,399
1,570	Series 2007-14, Class OP, PO, 03/25/37	1,493
4,939	Series 2007-14, Class QD, 5.500%, 11/25/35	5,164
1,333	Series 2007-15, Class NO, PO, 03/25/22	1,213
7,689	Series 2007-16, Class FC, VAR, 0.952%, 03/25/37	7,702
2,864	Series 2007-18, Class MZ, 6.000%, 03/25/37	3,380
969	Series 2007-22, Class SC, IF, IO, 5.878%, 03/25/37	118
1,450	Series 2007-24, Class GW, 5.500%, 03/25/29	1,491
3,406	Series 2007-28, Class EO, PO, 04/25/37	3,254
3,054	Series 2007-29, Class SG, HB, IF, 21.994%, 04/25/37	4,326
9,118	Series 2007-35, Class SI, IF, IO, 5.898%, 04/25/37	1,487
1,254	Series 2007-42, Class AO, PO, 05/25/37	1,134
11,000	Series 2007-42, Class B, 6.000%, 05/25/37	12,740
3,164	Series 2007-43, Class FL, VAR, 0.502%, 05/25/37	3,170
13,614	Series 2007-53, Class SH, IF, IO, 5.898%, 06/25/37	1,920
20,017	Series 2007-54, Class FA, VAR, 0.602%, 06/25/37	20,127
5,174	Series 2007-54, Class PF, VAR, 0.422%, 06/25/37	5,174
2,988	Series 2007-54, Class WI, IF, IO, 5.898%, 06/25/37	439
28,375	Series 2007-60, Class AX, IF, IO, 6.948%, 07/25/37	6,119
2,022	Series 2007-62, Class SE, IF, 15.996%, 07/25/37	2,558
3,080	Series 2007-64, Class FB, VAR, 0.572%, 07/25/37	3,085
15,951	Series 2007-65, Class KI, IF, IO, 6.418%, 07/25/37	2,062
3,770	Series 2007-67, Class PO, PO, 07/25/37	3,523
4,094	Series 2007-70, Class Z, 5.500%, 07/25/37	4,670
25,727	Series 2007-72, Class EK, IF, IO, 6.198%, 07/25/37	3,698

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
508	Series 2007-75, Class EO, PO, 01/25/36	497
5,037	Series 2007-76, Class AZ, 5.500%, 08/25/37	5,523
4,190	Series 2007-76, Class ZG, 6.000%, 08/25/37	4,894
4,185	Series 2007-77, Class FG, VAR, 0.702%, 03/25/37	4,221
1,748	Series 2007-78, Class CB, 6.000%, 08/25/37	1,889
4,601	Series 2007-78, Class PE, 6.000%, 08/25/37	5,345
2,722	Series 2007-79, Class SB, HB, IF, 23.277%, 08/25/37	3,853
4,000	Series 2007-81, Class GE, 6.000%, 08/25/37	4,773
4,464	Series 2007-84, Class PG, 6.000%, 12/25/36	4,816
970	Series 2007-85, Class SL, IF, 15.646%, 09/25/37	1,213
7,697	Series 2007-88, Class VI, IF, IO, 6.338%, 09/25/37	1,245
7,708	Series 2007-91, Class ES, IF, IO, 6.258%, 10/25/37	1,314
1,940	Series 2007-92, Class YA, 6.500%, 06/25/37	2,177
3,233	Series 2007-92, Class YS, IF, IO, 5.578%, 06/25/37	397
2,311	Series 2007-97, Class FC, VAR, 0.702%, 07/25/37	2,330
5,181	Series 2007-97, Class KI, IO, 7.000%, 05/25/33	838
1,396	Series 2007-98, Class FB, VAR, 0.652%, 06/25/37	1,367
11,698	Series 2007-100, Class SM, IF, IO, 6.248%, 10/25/37	1,771
43,338	Series 2007-101, Class A2, VAR, 0.452%, 06/27/36	42,952
3,687	Series 2007-106, Class A7, VAR, 5.984%, 10/25/37	4,131
6,859	Series 2007-108, Class AN, VAR, 8.428%, 11/25/37	8,208
1,300	Series 2007-108, Class SA, IF, IO, 6.158%, 12/25/37	191
15,367	Series 2007-109, Class AI, IF, IO, 6.198%, 12/25/37	2,453
6,180	Series 2007-112, Class MJ, 6.500%, 12/25/37	7,296
8,791	Series 2007-112, Class SA, IF, IO, 6.248%, 12/25/37	1,486

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
44,000	Series 2007-114, Class A6, VAR, 0.402%, 10/27/37	43,774
14,378	Series 2007-116, Class HI, IO, VAR, 1.829%, 01/25/38	1,057
245	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	17
14,195	Series 2008-1, Class BI, IF, IO, 5.708%, 02/25/38	1,695
16,287	Series 2008-4, Class SD, IF, IO, 5.798%, 02/25/38	2,040
3,870	Series 2008-10, Class XI, IF, IO, 6.028%, 03/25/38	597
5,342	Series 2008-16, Class IS, IF, IO, 5.998%, 03/25/38	907
3,187	Series 2008-18, Class FA, VAR, 1.102%, 03/25/38	3,225
1,311	Series 2008-18, Class SP, IF, 13.597%, 03/25/38	1,601
5,516	Series 2008-20, Class SA, IF, IO, 6.788%, 03/25/38	1,045
13,557	Series 2008-24, Class PF, VAR, 0.852%, 02/25/38	13,718
5,450	Series 2008-27, Class SN, IF, IO, 6.698%, 04/25/38	963
1,850	Series 2008-28, Class QS, HB, IF, 20.095%, 04/25/38	2,716
6,446	Series 2008-32, Class SA, IF, IO, 6.648%, 04/25/38	922
17,498	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	156
1,329	Series 2008-42, Class AO, PO, 09/25/36	1,262
187	Series 2008-44, Class PO, PO, 05/25/38	178
5,305	Series 2008-46, Class HI, IO, VAR, 2.434%, 06/25/38	422
2,772	Series 2008-47, Class SI, IF, IO, 6.298%, 06/25/23	330
2,649	Series 2008-53, Class CA, 5.000%, 07/25/23	2,883
3,477	Series 2008-53, Class CI, IF, IO, 6.998%, 07/25/38	554
14,915	Series 2008-55, Class S, IF, IO, 7.398%, 07/25/28	2,651
3,362	Series 2008-56, Class AC, 5.000%, 07/25/38	3,695
1,500	Series 2008-60, Class JC, 5.000%, 07/25/38	1,718
2,778	Series 2008-61, Class BH, 4.500%, 07/25/23	3,069

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	43

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,778	Series 2008-61, Class CB, 5.000%, 07/25/23	4,266
4,013	Series 2008-76, Class GF, VAR, 0.852%, 09/25/23	4,060
11,309	Series 2008-80, Class SA, IF, IO, 5.648%, 09/25/38	1,438
5,622	Series 2008-81, Class SB, IF, IO, 5.648%, 09/25/38	919
815	Series 2009-4, Class BD, 4.500%, 02/25/39	872
7,650	Series 2009-6, Class GS, IF, IO, 6.348%, 02/25/39	1,317
4,181	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	407
8,000	Series 2009-11, Class NB, 5.000%, 03/25/29	9,038
5,027	Series 2009-15, Class MI, IO, 5.000%, 03/25/24	404
7,823	Series 2009-17, Class QS, IF, IO, 6.448%, 03/25/39	1,016
2,048	Series 2009-18, Class IO, IO, 5.000%, 03/25/24	183
4,000	Series 2009-19, Class PW, 4.500%, 10/25/36	4,521
512	Series 2009-47, Class MT, 7.000%, 07/25/39	574
4,864	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	589
10,000	Series 2009-59, Class HB, 5.000%, 08/25/39	11,283
18,997	Series 2009-60, Class HT, 6.000%, 08/25/39	21,966
580	Series 2009-63, Class P, 5.000%, 03/25/37	648
14,134	Series 2009-65, Class MT, 5.000%, 09/25/39	15,563
6,466	Series 2009-69, Class WA, VAR, 6.031%, 09/25/39	7,249
4,716	Series 2009-70, Class CO, PO, 01/25/37	4,501
8,264	Series 2009-84, Class WS, IF, IO, 5.698%, 10/25/39	932
15,641	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	1,967
22,813	Series 2009-86, Class OT, PO, 10/25/37	21,331
15,113	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	653
8,210	Series 2009-99, Class SC, IF, IO, 5.978%, 12/25/39	1,044

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
7,603	Series 2009-99, Class WA, VAR, 6.313%, 12/25/39	8,620
10,491	Series 2009-103, Class MB, VAR, 3.085%, 12/25/39	11,274
11,046	Series 2009-112, Class ST, IF, IO, 6.048%, 01/25/40	1,302
2,195	Series 2009-113, Class AO, PO, 01/25/40	2,051
2,325	Series 2010-1, Class WA, VAR, 6.169%, 02/25/40	2,573
6,260	Series 2010-14, Class FJ, VAR, 0.802%, 03/25/40	6,311
6,172	Series 2010-16, Class WA, VAR, 6.447%, 03/25/40	7,066
5,737	Series 2010-16, Class WB, VAR, 6.201%, 03/25/40	6,521
10,110	Series 2010-35, Class SB, IF, IO, 6.218%, 04/25/40	1,455
3,000	Series 2010-35, Class SJ, IF, 16.994%, 04/25/40	4,153
1,121	Series 2010-39, Class OT, PO, 10/25/35	1,040
5,138	Series 2010-40, Class FJ, VAR, 0.802%, 04/25/40	5,184
7,493	Series 2010-42, Class S, IF, IO, 6.198%, 05/25/40	1,118
3,918	Series 2010-43, Class FD, VAR, 0.802%, 05/25/40	3,958
2,134	Series 2010-45, Class BD, 4.500%, 11/25/38	2,237
2,373	Series 2010-47, Class AV, 5.000%, 05/25/21	2,548
13,069	Series 2010-49, Class SC, IF, 12.257%, 03/25/40	15,617
9,760	Series 2010-58, Class MB, 5.500%, 06/25/40	11,564
4,121	Series 2010-63, Class AP, PO, 06/25/40	3,946
42,035	Series 2010-64, Class DM, 5.000%, 06/25/40	46,832
15,921	Series 2010-71, Class HJ, 5.500%, 07/25/40	18,223
2,000	Series 2010-102, Class PN, 5.000%, 09/25/40	2,377
7,263	Series 2010-103, Class SB, IF, IO, 5.898%, 11/25/49	835
48,463	Series 2010-111, Class AE, 5.500%, 04/25/38	53,037
19,500	Series 2010-111, Class AM, 5.500%, 10/25/40	23,218
31,288	Series 2010-125, Class SA, IF, IO, 4.238%, 11/25/40	3,143

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
37,011	Series 2010-133, Class A, 5.500%, 05/25/38	40,073
13,575	Series 2010-148, Class MA, 4.000%, 02/25/39	14,062
7,807	Series 2011-2, Class WA, VAR, 5.795%, 02/25/51	8,521
3,135	Series 2011-17, Class EF, VAR, 0.502%, 07/25/25	3,143
14,290	Series 2011-19, Class ZY, 6.500%, 07/25/36	16,295
2,289	Series 2011-22, Class MA, 6.500%, 04/25/38	2,552
54,510	Series 2011-30, Class LS, IO, VAR, 4.027%, 04/25/41	3,821
16,603	Series 2011-39, Class ZA, 6.000%, 11/25/32	18,626
11,008	Series 2011-47, Class ZA, 5.500%, 07/25/38	12,439
2,052	Series 2011-58, Class WA, VAR, 5.398%, 07/25/51	2,137
8,696	Series 2011-75, Class FA, VAR, 0.752%, 08/25/41	8,774
8,757	Series 2011-101, Class FM, VAR, 0.752%, 01/25/41	8,821
5,540	Series 2011-111, Class DF, VAR, 0.602%, 12/25/38	5,537
43,177	Series 2011-118, Class LB, 7.000%, 11/25/41	51,099
59,896	Series 2011-118, Class MT, 7.000%, 11/25/41	73,935
56,395	Series 2011-118, Class NT, 7.000%, 11/25/41	66,022
16,973	Series 2011-124, Class JF, VAR, 0.602%, 02/25/41	17,051
2,714	Series 2011-149, Class EF, VAR, 0.702%, 07/25/41	2,733
9,636	Series 2011-149, Class MF, VAR, 0.702%, 11/25/41	9,707
18,334	Series 2012-3, Class PF, VAR, 0.602%, 04/25/40	18,413
9,965	Series 2012-14, Class FB, VAR, 0.652%, 08/25/37	10,012
13,682	Series 2012-14, Class FG, VAR, 0.602%, 07/25/40	13,733
4,704	Series 2012-14, Class FL, VAR, 0.652%, 12/25/40	4,735
87,859	Series 2012-47, Class HF, VAR, 0.602%, 05/25/27	88,570

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
9,576		Series 2012-66, Class HF, VAR, 0.502%, 03/25/41	9,588
12,232		Series 2012-87, Class KF, VAR, 0.652%, 09/25/37	12,287
8,758		Series 2012-89, Class FD, VAR, 0.652%, 04/25/39	8,800
14,321		Series 2012-97, Class FB, VAR, 0.702%, 09/25/42	14,426
11,362		Series 2012-101, Class FC, VAR, 0.702%, 09/25/42	11,456
15,802		Series 2012-108, Class F, VAR, 0.702%, 10/25/42	15,933
36,156		Series 2012-112, Class FD, VAR, 0.702%, 10/25/42	36,461
29,065		Series 2012-137, Class CF, VAR, 0.502%, 08/25/41	29,111
13		Series G-14, Class L, 8.500%, 06/25/21	15
1		Series G-17, Class S, HB, VAR, 1,058.376%, 06/25/21	16
60		Series G-18, Class Z, 8.750%, 06/25/21	69
12		Series G-22, Class G, 6.000%, 12/25/16	13
45		Series G-28, Class S, IF, 14.881%, 09/25/21	57
99		Series G-35, Class M, 8.750%, 10/25/21	113
18		Series G-51, Class SA, HB, IF, 26.406%, 12/25/21	28
—	(h)	Series G92-27, Class SQ, HB, IF, 1,777.270%, 05/25/22	38
445		Series G92-35, Class E, 7.500%, 07/25/22	499
—	(h)	Series G92-35, Class G, HB, 1,184.775%, 07/25/22	5
41		Series G92-42, Class Z, 7.000%, 07/25/22	46
1,047		Series G92-44, Class ZQ, 8.000%, 07/25/22	1,162
458		Series G92-45, Class Z, 6.000%, 08/25/22	485
40		Series G92-52, Class FD, VAR, 0.239%, 09/25/22	39
508		Series G92-54, Class ZQ, 7.500%, 09/25/22	571
40		Series G92-59, Class F, VAR, 1.771%, 10/25/22	40
79		Series G92-61, Class Z, 7.000%, 10/25/22	92
57		Series G92-62, Class B, PO, 10/25/22	50
276		Series G93-1, Class KA, 7.900%, 01/25/23	318
104		Series G93-5, Class Z, 6.500%, 02/25/23	120
78		Series G93-14, Class J, 6.500%, 03/25/23	86
185		Series G93-17, Class SI, IF, 6.000%, 04/25/23	196

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	45

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
174	Series G93-27, Class FD, VAR, 1.099%, 08/25/23	176
43	Series G93-37, Class H, PO, 09/25/23	37
132	Series G95-1, Class C, 8.800%, 01/25/25	155
	Federal National Mortgage Association STRIPS,
4	Series 23, Class 2, IO, 10.000%, 09/01/17	1
3	Series 50, Class 2, IO, 10.500%, 03/01/19	—	(h)
39	Series 218, Class 2, IO, 7.500%, 04/01/23	7
25	Series 265, Class 2, 9.000%, 03/01/24	29
3,360	Series 300, Class 1, PO, 09/01/24	3,002
496	Series 329, Class 1, PO, 01/01/33	473
1,637	Series 339, Class 18, IO, 4.500%, 07/01/18	128
2,255	Series 339, Class 21, IO, 4.500%, 08/25/18	178
1,284	Series 339, Class 28, IO, 5.500%, 07/01/18	113
575	Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	75
2,962	Series 365, Class 8, IO, 5.500%, 05/01/36	411
328	Series 368, Class 3, IO, 4.500%, 11/01/20	28
1,947	Series 374, Class 5, IO, 5.500%, 08/01/36	257
2,488	Series 383, Class 33, IO, 6.000%, 01/01/38	349
639	Series 393, Class 6, IO, 5.500%, 04/25/37	89
43,199	Series 411, Class F1, VAR, 0.752%, 08/25/42	43,379
14,608	Series 412, Class F2, VAR, 0.702%, 08/25/42	14,641
	Federal National Mortgage Association Trust,
2,072	Series 2003-W2, Class 1A1, 6.500%, 07/25/42	2,489
1,223	Series 2003-W2, Class 2A9, 5.900%, 07/25/42	1,428
8,522	Series 2003-W6, Class 2A4, 5.204%, 09/25/42	9,830
3,877	Series 2003-W6, Class 3A, 6.500%, 09/25/42	4,505
4,552	Series 2003-W8, Class 2A, 7.000%, 10/25/42	5,304
933	Series 2003-W8, Class 3F1, VAR, 0.602%, 05/25/42	926
10,695	Series 2004-W1, Class 1A6, 5.040%, 11/25/43	11,318
6,226	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	7,422

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,609	Series 2004-W15, Class 2AF, VAR, 0.452%, 08/25/44	5,570
1,936	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	2,285
1,846	Series 2004-W8, Class 3A, 7.500%, 06/25/44	2,182
41,624	Series 2005-W3, Class 2AF, VAR, 0.422%, 03/25/45	41,284
2,488	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	2,880
19,600	Series 2006-W2, Class 1AF1, VAR, 0.422%, 02/25/36	19,454
5,011	Series 2006-W2, Class 2A, VAR, 2.259%, 11/25/35	5,060
40,231	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.462%, 11/25/46	39,996
	Government National Mortgage Association,
1,129	Series 1994-4, Class KQ, 7.988%, 07/16/24	1,358
3,882	Series 1994-7, Class PQ, 6.500%, 10/16/24	4,543
271	Series 1995-3, Class DQ, 8.050%, 06/16/25	315
62	Series 1995-7, Class CQ, 7.500%, 09/16/25	71
469	Series 1998-26, Class K, 7.500%, 09/17/25	539
3,427	Series 1999-4, Class ZB, 6.000%, 02/20/29	3,917
3,314	Series 1999-10, Class ZC, 6.500%, 04/20/29	3,893
356	Series 1999-30, Class S, IF, IO, 8.398%, 08/16/29	82
26	Series 1999-33, Class SM, IF, 9.200%, 09/16/29	31
370	Series 1999-40, Class ZW, 7.500%, 11/20/29	440
656	Series 1999-41, Class Z, 8.000%, 11/16/29	795
330	Series 1999-44, Class PC, 7.500%, 12/20/29	383
3,757	Series 1999-44, Class ZC, 8.500%, 12/16/29	4,615
612	Series 1999-44, Class ZG, 8.000%, 12/20/29	758
311	Series 2000-9, Class Z, 8.000%, 06/20/30	381
3,706	Series 2000-9, Class ZJ, 8.500%, 02/16/30	4,372

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
433	Series 2000-12, Class ST, HB, IF, 38.492%, 02/16/30	795
263	Series 2000-16, Class ZN, 7.500%, 02/16/30	276
3,413	Series 2000-21, Class Z, 9.000%, 03/16/30	4,038
625	Series 2000-26, Class TZ, 8.500%, 09/20/30	738
151	Series 2000-26, Class Z, 7.750%, 09/20/30	175
27	Series 2000-30, Class ST, IF, 11.050%, 12/16/22	33
484	Series 2000-31, Class Z, 9.000%, 10/20/30	573
286	Series 2000-35, Class ZA, 9.000%, 11/20/30	313
47	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	11
242	Series 2001-4, Class SJ, IF, IO, 7.948%, 01/19/30	56
213	Series 2001-6, Class SD, IF, IO, 8.348%, 03/16/31	54
802	Series 2001-7, Class PK, 6.500%, 03/20/31	854
1,795	Series 2001-22, Class PS, HB, IF, 20.484%, 03/17/31	2,809
46	Series 2001-32, Class WA, IF, 19.623%, 07/20/31	72
350	Series 2001-35, Class SA, IF, IO, 8.048%, 08/16/31	84
293	Series 2001-36, Class S, IF, IO, 7.848%, 08/16/31	69
4,500	Series 2001-53, Class PB, 6.500%, 11/20/31	5,547
2,339	Series 2001-64, Class MQ, 6.500%, 12/20/31	2,473
381	Series 2002-3, Class SP, IF, IO, 7.188%, 01/16/32	105
655	Series 2002-7, Class PG, 6.500%, 01/20/32	775
1,538	Series 2002-24, Class AG, IF, IO, 7.748%, 04/16/32	383
137	Series 2002-24, Class SB, IF, 11.622%, 04/16/32	178
220	Series 2002-31, Class S, IF, IO, 8.498%, 01/16/31	59
3,420	Series 2002-31, Class SE, IF, IO, 7.298%, 04/16/30	749

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,560	Series 2002-40, Class UK, 6.500%, 06/20/32	1,845
55	Series 2002-41, Class SV, IF, 9.000%, 06/16/32	64
6,120	Series 2002-45, Class QE, 6.500%, 06/20/32	7,116
1,796	Series 2002-47, Class PG, 6.500%, 07/16/32	2,112
686	Series 2002-47, Class PY, 6.000%, 07/20/32	789
3,063	Series 2002-47, Class ZA, 6.500%, 07/20/32	3,630
124	Series 2002-51, Class SG, HB, IF, 31.630%, 04/20/31	250
2,071	Series 2002-52, Class GH, 6.500%, 07/20/32	2,380
865	Series 2002-69, Class PO, PO, 02/20/32	850
1,308	Series 2002-70, Class PS, IF, IO, 7.499%, 08/20/32	141
1,411	Series 2002-75, Class PB, 6.000%, 11/20/32	1,745
227	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	2
359	Series 2003-4, Class NY, 5.500%, 12/20/13	364
194	Series 2003-8, Class PO, PO, 01/16/32	192
1,703	Series 2003-11, Class SK, IF, IO, 7.498%, 02/16/33	400
702	Series 2003-12, Class SP, IF, IO, 7.499%, 02/20/33	182
266	Series 2003-24, Class PO, PO, 03/16/33	241
6,004	Series 2003-25, Class PZ, 5.500%, 04/20/33	6,897
131	Series 2003-34, Class TO, PO, 02/16/32	130
295	Series 2003-40, Class TC, 7.500%, 03/20/33	298
3,156	Series 2003-40, Class TJ, 6.500%, 03/20/33	3,879
1,120	Series 2003-46, Class MG, 6.500%, 05/20/33	1,389
2,015	Series 2003-46, Class TC, 6.500%, 03/20/33	2,338
1,147	Series 2003-52, Class AP, PO, 06/16/33	1,070
3,196	Series 2003-58, Class BE, 6.500%, 01/20/33	3,773
4,561	Series 2003-75, Class ZX, 6.000%, 09/16/33	5,225
557	Series 2003-76, Class LS, IF, IO, 6.999%, 09/20/31	22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	47

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
188	Series 2003-90, Class PO, PO, 10/20/33	179
2,680	Series 2003-97, Class SA, IF, IO, 6.348%, 11/16/33	538
2,359	Series 2003-112, Class SA, IF, IO, 6.348%, 12/16/33	444
13,979	Series 2003-112, Class TS, IF, IO, 6.749%, 10/20/32	1,258
588	Series 2003-114, Class SH, IF, 14.334%, 11/17/32	735
6,944	Series 2004-11, Class SW, IF, IO, 5.299%, 02/20/34	978
2,190	Series 2004-15, Class SA, IF, 19.111%, 12/20/32	2,522
928	Series 2004-28, Class S, IF, 19.108%, 04/16/34	1,266
790	Series 2004-34, Class JO, PO, 02/20/34	786
2,500	Series 2004-46, Class PO, PO, 06/20/34	2,334
6,046	Series 2004-49, Class Z, 6.000%, 06/20/34	7,038
841	Series 2004-68, Class PO, PO, 05/20/31	827
1,258	Series 2004-71, Class SB, HB, IF, 28.479%, 09/20/34	1,955
1,258	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	1,316
1,275	Series 2004-73, Class AE, IF, 14.439%, 08/17/34	1,568
7,395	Series 2004-73, Class JL, IF, IO, 6.348%, 09/16/34	1,228
618	Series 2004-83, Class AP, IF, 13.820%, 10/16/34	748
269	Series 2004-85, Class PO, PO, 01/17/33	259
664	Series 2004-87, Class SB, IF, 7.440%, 03/17/33	703
813	Series 2004-89, Class LS, HB, IF, 23.644%, 10/16/34	1,177
14,802	Series 2004-90, Class SI, IF, IO, 5.899%, 10/20/34	2,362
6,856	Series 2004-96, Class SC, IF, IO, 5.879%, 11/20/34	1,119
7,023	Series 2005-3, Class SB, IF, IO, 5.899%, 01/20/35	1,119
10,550	Series 2005-3, Class SK, IF, IO, 6.549%, 01/20/35	1,734
958	Series 2005-6, Class GS, IF, 13.099%, 12/20/32	1,038
2,484	Series 2005-7, Class JM, IF, 16.276%, 05/18/34	2,940
10,943	Series 2005-17, Class SL, IF, IO, 6.499%, 07/20/34	1,674

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,681	Series 2005-35, Class FL, VAR, 0.551%, 03/20/32	1,687
942	Series 2005-44, Class SP, IF, 11.799%, 10/20/34	1,101
1,148	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	168
104	Series 2005-65, Class SA, HB, IF, 21.972%, 08/20/35	135
448	Series 2005-66, Class SP, HB, IF, 20.161%, 08/16/35	642
5,195	Series 2005-68, Class DP, IF, 15.948%, 06/17/35	6,800
23,421	Series 2005-68, Class KI, IF, IO, 6.099%, 09/20/35	3,769
5,348	Series 2005-69, Class SY, IF, IO, 6.549%, 11/20/33	636
3,005	Series 2005-72, Class AZ, 5.500%, 09/20/35	3,600
1,099	Series 2005-82, Class PO, PO, 10/20/35	1,048
2,008	Series 2005-91, Class PI, IO, 6.000%, 12/20/35	327
1,960	Series 2006-16, Class OP, PO, 03/20/36	1,865
2,243	Series 2006-20, Class QA, 5.750%, 02/20/36	2,488
2,868	Series 2006-22, Class AO, PO, 05/20/36	2,728
6,129	Series 2006-33, Class Z, 6.500%, 07/20/36	7,393
440	Series 2006-34, Class PO, PO, 07/20/36	419
565	Series 2006-38, Class SW, IF, IO, 6.299%, 06/20/36	77
6,401	Series 2006-38, Class ZK, 6.500%, 08/20/36	7,812
829	Series 2006-40, Class VB, 6.000%, 11/20/26	831
2,132	Series 2006-57, Class PZ, 5.565%, 10/20/36	2,565
3,793	Series 2006-59, Class SD, IF, IO, 6.499%, 10/20/36	645
6,887	Series 2006-65, Class SA, IF, IO, 6.599%, 11/20/36	1,185
5,451	Series 2007-9, Class CI, IF, IO, 5.999%, 03/20/37	849
9,126	Series 2007-9, Class DI, IF, IO, 6.309%, 03/20/37	1,548
13,614	Series 2007-17, Class AF, VAR, 0.402%, 04/16/37	13,657
8,255	Series 2007-17, Class JI, IF, IO, 6.608%, 04/16/37	1,435

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,203	Series 2007-17, Class JO, PO, 04/16/37	3,034
3,844	Series 2007-19, Class SD, IF, IO, 5.999%, 04/20/37	578
2,403	Series 2007-25, Class FN, VAR, 0.502%, 05/16/37	2,407
8,754	Series 2007-26, Class SC, IF, IO, 5.999%, 05/20/37	1,302
19,592	Series 2007-26, Class SW, IF, IO, 5.999%, 05/20/37	2,912
6,616	Series 2007-27, Class SD, IF, IO, 5.999%, 05/20/37	990
680	Series 2007-28, Class BO, PO, 05/20/37	649
8,799	Series 2007-35, Class PO, PO, 06/16/37	8,392
61	Series 2007-35, Class TO, PO, 04/20/35	61
1,232	Series 2007-36, Class HO, PO, 06/16/37	1,167
5,280	Series 2007-36, Class SE, IF, IO, 6.268%, 06/16/37	865
6,725	Series 2007-36, Class SJ, IF, IO, 6.049%, 06/20/37	1,048
5,612	Series 2007-40, Class SD, IF, IO, 6.549%, 07/20/37	939
9,222	Series 2007-40, Class SN, IF, IO, 6.479%, 07/20/37	1,452
13,701	Series 2007-42, Class SC, IF, IO, 6.549%, 07/20/37	2,233
8,266	Series 2007-45, Class QA, IF, IO, 6.439%, 07/20/37	1,369
658	Series 2007-49, Class NO, PO, 12/20/35	652
2,597	Series 2007-50, Class AI, IF, IO, 6.574%, 08/20/37	417
5,277	Series 2007-53, Class ES, IF, IO, 6.349%, 09/20/37	972
1,826	Series 2007-53, Class SW, IF, 19.603%, 09/20/37	2,591
8,330	Series 2007-57, Class PO, PO, 03/20/37	7,846
7,154	Series 2007-57, Class QA, IF, IO, 6.299%, 10/20/37	1,171
7,361	Series 2007-67, Class SI, IF, IO, 6.309%, 11/20/37	1,216
2,593	Series 2007-70, Class TA, 5.750%, 08/20/36	2,676
5,284	Series 2007-71, Class SB, IF, IO, 6.499%, 07/20/36	569
6,255	Series 2007-72, Class US, IF, IO, 6.349%, 11/20/37	1,054
6,893	Series 2007-73, Class MI, IF, IO, 5.799%, 11/20/37	996
4,811	Series 2007-74, Class SL, IF, IO, 6.338%, 11/16/37	844

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
13,407	Series 2007-76, Class SB, IF, IO, 6.299%, 11/20/37	2,173
10,170	Series 2007-79, Class SY, IF, IO, 6.349%, 12/20/37	1,663
7,816	Series 2007-82, Class SA, IF, IO, 6.329%, 12/20/37	1,265
508	Series 2008-1, Class PO, PO, 01/20/38	485
733	Series 2008-7, Class SK, IF, 19.348%, 11/20/37	979
1,027	Series 2008-7, Class SP, IF, 12.999%, 10/20/37	1,205
1,925	Series 2008-17, Class IO, IO, 5.500%, 02/20/38	264
1,938	Series 2008-20, Class PO, PO, 09/20/37	1,835
730	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	46
4,762	Series 2008-25, Class SB, IF, IO, 6.699%, 03/20/38	824
1,951	Series 2008-29, Class PO, PO, 02/17/33	1,875
11,130	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	1,366
2,939	Series 2008-33, Class XS, IF, IO, 7.498%, 04/16/38	535
6,000	Series 2008-36, Class AY, 5.000%, 04/16/23	6,944
9,022	Series 2008-36, Class SH, IF, IO, 6.099%, 04/20/38	1,419
20,788	Series 2008-40, Class SA, IF, IO, 6.198%, 05/16/38	3,699
7,387	Series 2008-41, Class SA, IF, IO, 6.139%, 05/20/38	1,173
816	Series 2008-43, Class NA, 5.500%, 11/20/37	874
3,500	Series 2008-50, Class KB, 6.000%, 06/20/38	4,025
2,645	Series 2008-55, Class SA, IF, IO, 5.999%, 06/20/38	395
10,242	Series 2008-60, Class CS, IF, IO, 5.949%, 07/20/38	1,537
1,830	Series 2008-60, Class PO, PO, 01/20/38	1,777
1,130	Series 2008-64, Class ED, 6.500%, 04/20/28	1,236
10,000	Series 2008-65, Class ME, 5.750%, 09/20/37	10,756
10,798	Series 2008-69, Class QD, 5.750%, 07/20/38	12,030
3,857	Series 2008-71, Class SC, IF, IO, 5.799%, 08/20/38	530

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	49

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
10,837	Series 2008-76, Class US, IF, IO, 5.699%, 09/20/38	1,499
6,081	Series 2008-79, Class CS, IF, 6.599%, 06/20/35	6,348
21,284	Series 2008-81, Class S, IF, IO, 5.999%, 09/20/38	3,183
9,900	Series 2008-93, Class AS, IF, IO, 5.499%, 12/20/38	1,462
20,802	Series 2008-95, Class DS, IF, IO, 7.099%, 12/20/38	3,648
5,991	Series 2008-96, Class SL, IF, IO, 5.799%, 12/20/38	846
6,887	Series 2009-6, Class SA, IF, IO, 5.898%, 02/16/39	1,028
5,993	Series 2009-6, Class SH, IF, IO, 5.839%, 02/20/39	825
9,662	Series 2009-10, Class SA, IF, IO, 5.749%, 02/20/39	1,355
3,792	Series 2009-10, Class SL, IF, IO, 6.298%, 03/16/34	386
7,457	Series 2009-11, Class SC, IF, IO, 5.948%, 02/16/39	1,314
2,746	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	454
5,737	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	967
17,724	Series 2009-22, Class SA, IF, IO, 6.069%, 04/20/39	2,553
8,063	Series 2009-24, Class DS, IF, IO, 6.099%, 03/20/39	892
4,759	Series 2009-25, Class SE, IF, IO, 7.399%, 09/20/38	886
9,226	Series 2009-31, Class ST, IF, IO, 6.149%, 03/20/39	1,324
11,105	Series 2009-31, Class TS, IF, IO, 6.099%, 03/20/39	1,571
2,500	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	314
2,851	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	451
6,351	Series 2009-35, Class SN, IF, IO, 6.198%, 12/16/38	681
14,074	Series 2009-42, Class SC, IF, IO, 5.879%, 06/20/39	2,079
9,737	Series 2009-43, Class SA, IF, IO, 5.749%, 06/20/39	1,326
9,269	Series 2009-44, Class MV, 6.000%, 04/20/20	10,143

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,328	Series 2009-44, Class VA, 5.500%, 05/16/20	3,511
18,622	Series 2009-64, Class SN, IF, IO, 5.898%, 07/16/39	2,208
3,717	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	498
13,134	Series 2009-72, Class SM, IF, IO, 6.048%, 08/16/39	1,697
3,070	Series 2009-75, Class MN, 5.500%, 09/20/39	3,670
10,455	Series 2009-79, Class OK, PO, 11/16/37	9,857
20,198	Series 2009-81, Class SB, IF, IO, 5.889%, 09/20/39	3,633
8,663	Series 2009-83, Class TS, IF, IO, 5.899%, 08/20/39	1,149
3,915	Series 2009-89, Class VA, 5.000%, 07/20/20	4,457
29,011	Series 2009-102, Class SM, IF, IO, 6.198%, 06/16/39	3,338
3,253	Series 2009-104, Class AB, 7.000%, 08/16/39	3,918
14,897	Series 2009-106, Class AS, IF, IO, 6.198%, 11/16/39	2,378
51,712	Series 2009-106, Class ST, IF, IO, 5.799%, 02/20/38	7,606
5,373	Series 2009-121, Class VA, 5.500%, 11/20/20	6,093
4,815	Series 2010-14, Class AO, PO, 12/20/32	4,650
1,958	Series 2010-14, Class BO, PO, 11/20/35	1,832
4,499	Series 2010-14, Class CO, PO, 08/20/35	3,987
367	Series 2010-14, Class EO, PO, 06/16/33	363
19,972	Series 2010-14, Class QP, 6.000%, 12/20/39	21,778
4,190	Series 2010-41, Class WA, VAR, 5.839%, 10/20/33	4,734
2,424	Series 2010-103, Class WA, VAR, 5.759%, 08/20/34	2,742
3,257	Series 2010-129, Class AW, VAR, 6.127%, 04/20/37	3,731
19,470	Series 2010-130, Class CP, 7.000%, 10/16/40	22,962
19,368	Series 2010-157, Class OP, PO, 12/20/40	17,063
25,646	Series 2010-H17, Class XQ, VAR, 5.246%, 07/20/60	30,152
4,189	Series 2011-17, Class FP, VAR, 0.601%, 09/20/40	4,216
1,526	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	1,716

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,110	Series 2011-43, Class ZQ, 5.500%, 01/16/33	7,194
14,741	Series 2011-75, Class SM, IF, IO, 6.399%, 05/20/41	2,816
5,636	Series 2011-97, Class WA, VAR, 6.063%, 11/20/38	6,452
8,159	Series 2011-137, Class WA, VAR, 5.535%, 07/20/40	9,287
20,813	Series 2011-163, Class WA, VAR, 5.792%, 12/20/38	23,157
10,423	Series 2012-59, Class WA, VAR, 5.586%, 08/20/38	11,510
29,588	Series 2012-61, Class FM, VAR, 0.602%, 05/16/42	29,659
10,937	Series 2012-141, Class WA, VAR, 4.541%, 11/16/41	12,387
6,846	Series 2012-141, Class WB, VAR, 3.969%, 09/16/42	7,411
9,815	Series 2012-141, Class WC, VAR, 3.782%, 01/20/42	10,792
95,887	Series 2012-H10, Class FA, VAR, 0.758%, 12/20/61	96,626
19,631	Series 2012-H15, Class FA, VAR, 0.658%, 05/20/62	19,656
39,202	Series 2012-H21, Class CF, VAR, 0.908%, 05/20/61	39,423
39,981	Series 2012-H21, Class DF, VAR, 0.858%, 05/20/61	40,193
44,952	Series 2012-H22, Class FD, VAR, 0.678%, 01/20/61	44,921
19,898	Series 2012-H24, Class FA, VAR, 0.658%, 03/20/60	19,880
12,906	Series 2012-H24, Class FD, VAR, 0.798%, 09/20/62	12,953
5,624	Series 2012-H24, Class FE, VAR, 0.808%, 10/20/62	5,653
38,562	Series 2012-H24, Class FG, VAR, 0.638%, 04/20/60	38,503
19,467	Series 2012-H26, Class JA, VAR, 0.758%, 10/20/61	19,578
28,923	Series 2012-H26, Class MA, VAR, 0.758%, 07/20/62	29,078
14,870	Series 2012-H27, Class FB, VAR, 0.708%, 10/20/62	14,895
50,002	Series 2012-H28, Class FA, VAR, 0.788%, 09/20/62	50,154
14,800	Series 2012-H30, Class JA, VAR, 0.688%, 01/20/60	14,857

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
28,614	Series 2012-H30, Class PA, VAR, 0.658%, 11/20/59	28,646
10,000	Series 2013-26, Class AK, VAR, 4.664%, 09/20/41	11,275
34,225	Series 2013-H01, Class FA, 1.650%, 01/20/63	34,514
17,066	Series 2013-H01, Class JA, VAR, 0.528%, 01/20/63	16,985
15,569	Series 2013-H01, Class TA, VAR, 0.708%, 01/20/63	15,623
5,966	Series 2013-H02, Class HF, VAR, 0.511%, 12/20/62	5,954
12,001	Series 2013-H03, Class FA, VAR, 0.508%, 08/20/60	11,975
44,533	Series 2013-H04, Class BA, 1.650%, 02/20/63	44,394
4,592	Series 2013-H04, Class SA, VAR, 0.620%, 02/20/63	4,592
	NCUA Guaranteed Notes Trust,
69,472	Series 2010-C1, Class APT, 2.650%, 10/29/20	73,622
28,155	Series 2010-R3, Class 1A, VAR, 0.758%, 12/08/20	28,322
7,028	Series 2010-R3, Class 3A, 2.400%, 12/08/20	7,292
	Vendee Mortgage Trust,
9,766	Series 1993-1, Class ZB, 7.250%, 02/15/23	11,502
2,003	Series 1994-1, Class 1, VAR, 5.629%, 02/15/24	2,264
6,906	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	7,797
2,886	Series 1996-1, Class 1Z, 6.750%, 02/15/26	3,353
1,361	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,603
4,076	Series 1997-1, Class 2Z, 7.500%, 02/15/27	4,802
2,701	Series 1998-1, Class 2E, 7.000%, 03/15/28	3,218

		5,961,771

	Non-Agency CMO — 8.7%
3,058	AAM ACE Resecuritization Trust, Series 2011-1, Class A20, VAR, 0.478%, 02/02/37 (e)	2,958
26,349	AJAX Mortgage Loan Trust, Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	26,175
	Alternative Loan Trust,
1,436	Series 2002-8, Class A4, 6.500%, 07/25/32	1,495

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	51

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
258	Series 2002-12, Class PO, PO, 11/25/32	213
2,614	Series 2002-18, Class M, 6.000%, 02/25/33	2,525
410	Series 2003-6T2, Class A6, 5.500%, 06/25/33	392
11,956	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	11,784
1,770	Series 2004-14T2, Class A5, 5.500%, 08/25/34	1,781
3,995	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	4,096
6,490	Series 2005-1CB, Class 1A6, IF, IO, 6.898%, 03/25/35	1,592
16,019	Series 2005-20CB, Class 3A8, IF, IO, 4.548%, 07/25/35	2,334
14,791	Series 2005-22T1, Class A2, IF, IO, 4.868%, 06/25/35	2,331
7,065	Series 2005-28CB, Class 1A4, 5.500%, 08/25/35	6,818
200	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	178
52,203	Series 2005-37T1, Class A2, IF, IO, 4.848%, 09/25/35	8,323
8,047	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	7,167
31,765	Series 2005-54CB, Class 1A2, IF, IO, 4.648%, 11/25/35	4,983
96	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	98
3,047	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	2,681
11,486	Series 2005-J1, Class 1A4, IF, IO, 4.898%, 02/25/35	1,529
467	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	470
	American General Mortgage Loan Trust,
2,888	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	3,008
6,169	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	6,177
16,389	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	16,668
33,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	35,542
5,912	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	6,085
4,487	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	4,743

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
9,499	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	10,039
4,500	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	4,784
	ASG Resecuritization Trust,
4,446	Series 2009-1, Class A60, VAR, 2.458%, 06/26/37 (e)	4,379
10,266	Series 2009-2, Class A55, VAR, 5.014%, 05/24/36 (e)	10,576
5,300	Series 2009-2, Class G60, VAR, 5.014%, 05/24/36 (e)	5,646
28,433	Series 2009-3, Class A65, VAR, 2.487%, 03/26/37 (e)	28,436
13,438	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	14,060
3,350	Series 2009-5, Class A50, VAR, 3.529%, 02/28/37 (e)	3,384
5,309	Series 2010-1, Class A85, VAR, 0.604%, 02/27/36 (e)	5,203
11,015	Series 2010-2, Class A60, VAR, 2.119%, 01/28/37 (e)	10,779
5,273	Series 2010-3, Class 2A22, VAR, 0.412%, 10/28/36 (e)	5,233
2,286	Series 2010-4, Class 1A22, VAR, 0.472%, 07/28/36 (e) (i)	2,275
1,806	Series 2010-4, Class 2A20, VAR, 0.355%, 11/28/36 (e)	1,788
3,361	Series 2011-1, Class 1A85, 4.000%, 09/28/20 (e)	3,371
8,402	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	8,822
8,136	Series 2011-1, Class 3A50, VAR, 2.711%, 11/28/35 (e) (i)	7,955
1,474	Series 2011-2, Class A48S, HB, IF, 23.443%, 02/28/36 (e)	2,034
	Banc of America Alternative Loan Trust,
298	Series 2003-1, Class APO, PO, 02/25/33	217
6,695	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	6,817
4,179	Series 2003-7, Class 2A4, 5.000%, 09/25/18	4,277
4,484	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	4,613
7,036	Series 2003-11, Class 1A1, 6.000%, 01/25/34	7,328
5,631	Series 2003-11, Class 2A1, 6.000%, 01/25/34	5,883
742	Series 2003-11, Class PO, PO, 01/25/34	596

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,041	Series 2004-1, Class 1A1, 6.000%, 02/25/34	2,094
1,640	Series 2004-1, Class 5A1, 5.500%, 02/25/19	1,674
355	Series 2004-6, Class 15PO, PO, 07/25/19	325
386	Series 2004-6, Class 3A2, 6.000%, 07/25/34	389
2,598	Series 2004-8, Class 3A1, 5.500%, 09/25/19	2,631
1,205	Series 2005-5, Class 1CB1, 5.500%, 06/25/35	1,196
3,306	Series 2005-9, Class CBIO, IO, 5.500%, 10/25/35	751
31,402	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e) (i)	31,421
	Banc of America Funding Trust,
963	Series 2004-1, Class PO, PO, 03/25/34	758
1,227	Series 2004-2, Class 1CB1, 5.750%, 09/20/34	1,294
2,632	Series 2004-C, Class 1A1, VAR, 5.059%, 12/20/34	2,637
1,363	Series 2005-6, Class 2A7, 5.500%, 10/25/35	1,390
1,145	Series 2005-7, Class 30PO, PO, 11/25/35	923
467	Series 2005-8, Class 30PO, PO, 01/25/36	346
2,675	Series 2005-E, Class 4A1, VAR, 2.675%, 03/20/35	2,641
1,089	Series 2006-1, Class XPO, PO, 01/25/36	847
12,581	Series 2010-R11A, Class 1A6, VAR, 5.360%, 08/26/35 (e)	13,307
1,300	Series 2010-R4, Class 5A1, VAR, 0.353%, 07/26/36 (e)	1,284
4,350	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	4,517
	Banc of America Mortgage Trust,
5,645	Series 2003-3, Class 1A7, 5.500%, 05/25/33	5,821
1,941	Series 2003-3, Class 2A1, VAR, 0.752%, 05/25/18	1,858
720	Series 2003-5, Class 3A1, 7.500%, 02/25/31	769
839	Series 2003-6, Class 2A1, VAR, 0.652%, 08/25/18	806
121	Series 2003-7, Class A2, 4.750%, 09/25/18	125
467	Series 2003-8, Class APO, PO, 11/25/33	396
1,085	Series 2003-C, Class 3A1, VAR, 3.050%, 04/25/33	1,111

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,422	Series 2003-E, Class 2A2, VAR, 3.135%, 06/25/33	3,451
214	Series 2004-1, Class APO, PO, 02/25/34	185
2,443	Series 2004-3, Class 15IO, IO, VAR, 0.266%, 04/25/19	12
14,711	Series 2004-3, Class 1A26, 5.500%, 04/25/34	14,982
153	Series 2004-4, Class APO, PO, 05/25/34	130
2,979	Series 2004-5, Class 2A2, 5.500%, 06/25/34	3,076
901	Series 2004-5, Class 4A1, 4.750%, 06/25/19	936
13,466	Series 2004-6, Class 1A3, 5.500%, 05/25/34	14,061
472	Series 2004-6, Class 2A7, 5.500%, 07/25/34	493
783	Series 2004-6, Class APO, PO, 07/25/34	723
74	Series 2004-8, Class 5PO, PO, 05/25/32	64
292	Series 2004-8, Class XPO, PO, 10/25/34	254
1,240	Series 2004-9, Class 3A1, 6.500%, 09/25/32	1,307
72	Series 2004-9, Class 3PO, PO, 09/25/32	64
2,217	Series 2004-J, Class 3A1, VAR, 3.231%, 11/25/34	2,201
2,813	Series 2005-1, Class 2A1, 5.000%, 02/25/20	2,974
	BCAP LLC Trust,
7,334	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	7,517
10,764	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	10,588
6,912	Series 2009-RR14, Class 3A2, VAR, 2.895%, 08/26/35 (e)	6,808
1,464	Series 2009-RR14, Class 4A1, VAR, 2.717%, 03/26/36 (e)	1,463
6,438	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	6,654
2,032	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	2,066
6,927	Series 2010-RR12, Class 4A5, VAR, 3.100%, 10/26/36 (e)	7,006
2,214	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (i)	2,211
841	Series 2010-RR4, Class 2A1, VAR, 0.952%, 06/26/37 (e)	836
342	Series 2010-RR5, Class 1A4, VAR, 2.008%, 11/26/37 (e)	341
9,245	Series 2010-RR5, Class 2A5, VAR, 5.268%, 04/26/37 (e)	9,323

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	53

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,108	Series 2010-RR6, Class 22A3, VAR, 4.830%, 06/26/36 (e)	5,200
1,704	Series 2010-RR6, Class 5A1, VAR, 3.881%, 11/26/37 (e)	1,700
3,649	Series 2010-RR7, Class 15A1, VAR, 1.010%, 01/26/36 (e)	3,566
7,594	Series 2010-RR7, Class 16A1, VAR, 0.874%, 02/26/47 (e)	7,322
7,759	Series 2010-RR7, Class 1A5, VAR, 5.000%, 04/26/35 (e)	7,607
22,639	Series 2010-RR7, Class 2A1, VAR, 2.581%, 07/26/45 (e)	21,809
4,562	Series 2010-RR8, Class 3A3, VAR, 5.068%, 05/26/35 (e)	4,614
10,000	Series 2010-RR8, Class 3A4, VAR, 5.068%, 05/26/35 (e)	9,351
6,501	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	6,559
7,200	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	7,308
19,688	Series 2011-RR10, Class 2A1, VAR, 1.057%, 09/26/37 (e)	17,575
4,283	Series 2011-RR2, Class 3A3, VAR, 2.973%, 11/21/35 (e)	4,295
14,837	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (i)	14,529
17,777	Series 2011-RR5, Class 11A3, VAR, 0.352%, 05/28/36 (e)	16,344
8,625	Series 2011-RR5, Class 14A3, VAR, 2.902%, 07/26/36 (e) (i)	8,403
7,187	Series 2012-RR1, Class 5A1, VAR, 4.844%, 07/26/37 (e) (i)	7,448
9,186	Series 2012-RR10, Class 1A1, VAR, 0.430%, 02/26/37 (e) (i)	8,510
27,168	Series 2012-RR10, Class 3A1, VAR, 0.394%, 05/26/36 (e) (i)	25,199
18,139	Series 2012-RR2, Class 1A1, VAR, 0.372%, 08/26/36 (e) (i)	17,365
30,072	Series 2012-RR3, Class 2A5, VAR, 4.930%, 05/26/37 (e)	29,673
15,216	Series 2012-RR4, Class 8A3, VAR, 0.431%, 06/26/47 (e)	14,168
5,642	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.702%, 03/25/35	5,392
	Bear Stearns ARM Trust,
3,518	Series 2003-2, Class A5, VAR, 2.488%, 01/25/33 (e)	3,405
388	Series 2003-7, Class 3A, VAR, 2.730%, 10/25/33	391

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,597	Series 2004-2, Class 14A, VAR, 5.083%, 05/25/34	3,679
11,405	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	11,478
9,277	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	9,055
552	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-8, Class 1P, PO, 10/25/33	520
190	Cendant Mortgage Capital LLC CDMC Mortagage Pass-Through Certificates, Series 2004-1, Class P, PO, 02/25/34	166
	Chase Mortgage Finance Trust,
2,059	Series 2007-A1, Class 1A3, VAR, 3.031%, 02/25/37	2,063
4,542	Series 2007-A1, Class 2A1, VAR, 2.989%, 02/25/37	4,630
720	Series 2007-A1, Class 7A1, VAR, 2.935%, 02/25/37	720
2,120	Series 2007-A1, Class 9A1, VAR, 2.983%, 02/25/37	2,167
1,845	Series 2007-A2, Class 1A1, VAR, 3.070%, 07/25/37	1,856
2,779	Series 2007-A2, Class 2A1, VAR, 3.025%, 07/25/37	2,814
	CHL Mortgage Pass-Through Trust,
309	Series 2002-18, Class PO, PO, 11/25/32	263
1,432	Series 2002-22, Class A20, 6.250%, 10/25/32	1,495
2,684	Series 2003-26, Class 1A6, 3.500%, 08/25/33	2,682
943	Series 2003-29, Class A1, 5.500%, 08/25/33	978
7,158	Series 2003-39, Class A6, 5.000%, 10/25/33	7,408
553	Series 2003-44, Class A9, PO, 10/25/33	548
6,193	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	6,401
135	Series 2003-J13, Class PO, PO, 01/25/34	120
890	Series 2003-J7, Class 4A3, IF, 9.512%, 08/25/18	936
1,496	Series 2004-3, Class A26, 5.500%, 04/25/34	1,537
1,016	Series 2004-3, Class A4, 5.750%, 04/25/34	1,051
6,233	Series 2004-5, Class 1A4, 5.500%, 06/25/34	6,486
320	Series 2004-7, Class 2A1, VAR, 2.987%, 06/25/34	315

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
3,691	Series 2004-8, Class 2A1, 4.500%, 06/25/19	3,817
566	Series 2004-HYB1, Class 2A, VAR, 2.830%, 05/20/34	554
2,383	Series 2004-HYB3, Class 2A, VAR, 2.828%, 06/20/34	2,207
1,465	Series 2004-HYB6, Class A3, VAR, 2.932%, 11/20/34	1,383
230	Series 2004-J6, Class 2A1, 4.750%, 07/25/14	232
348	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	358
873	Series 2005-14, Class A2, 5.500%, 07/25/35	894
723	Series 2005-16, Class A23, 5.500%, 09/25/35	723
5,843	Series 2005-22, Class 2A1, VAR, 3.010%, 11/25/35	4,835
	Citicorp Mortgage Securities Trust,
804	Series 2006-1, Class 2A1, 5.000%, 02/25/21	841
3,235	Series 2006-4, Class 1A2, 6.000%, 08/25/36	3,322
	Citicorp Mortgage Securities, Inc.,
1,382	Series 2004-1, Class 3A1, 4.750%, 01/25/34	1,403
5,411	Series 2004-4, Class A4, 5.500%, 06/25/34	5,664
413	Series 2004-5, Class 2A5, 4.500%, 08/25/34	427
	Citigroup Mortgage Loan Trust,
17,395	Series 2008-AR4, Class 1A1A, VAR, 2.948%, 11/25/38 (e)	17,641
4,082	Series 2009-5, Class 8A1, 6.000%, 06/25/36 (e)	4,284
3,541	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	3,766
11,164	Series 2009-10, Class 1A1, VAR, 2.434%, 09/25/33 (e)	11,311
8,608	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	9,046
11,364	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	11,912
2,327	Series 2010-3, Class 4A1, VAR, 2.430%, 02/25/36 (e)	2,316
4,247	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	4,303
63,971	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	66,396

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
64,538	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	68,319
4,685	Series 2010-10, Class 2A1, VAR, 2.628%, 02/25/36 (e)	4,700
2,171	Series 2011-3, Class 1A1, VAR, 0.282%, 02/25/47 (e)	2,157
4,922	Series 2011-10, Class 4A1, VAR, 0.394%, 02/25/46 (e) (i)	4,704
	Citigroup Mortgage Loan Trust, Inc.,
2,227	Series 2003-1, Class 2A5, 5.250%, 10/25/33	2,276
349	Series 2003-1, Class 2A6, PO, 10/25/33	305
334	Series 2003-1, Class PO2, PO, 10/25/33	313
246	Series 2003-1, Class PO3, PO, 09/25/33	210
2	Series 2003-1, Class WPO1, PO, 06/25/16	2
311	Series 2003-UP3, Class A3, 7.000%, 09/25/33	322
1,011	Series 2003-UST1, Class A1, 5.500%, 12/25/18	1,057
164	Series 2003-UST1, Class PO1, PO, 12/25/18	154
109	Series 2003-UST1, Class PO3, PO, 12/25/18	99
1,103	Series 2004-UST1, Class A6, VAR, 5.070%, 08/25/34	1,114
566	Series 2005-1, Class 2A1A, VAR, 2.853%, 04/25/35	405
3,496	Series 2005-2, Class 2A11, 5.500%, 05/25/35	3,582
1,537	Series 2005-5, Class 1A2, VAR, 4.310%, 08/25/35	1,038
14,096	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	13,955
	Credit Suisse First Boston Mortgage Securities Corp.,
48	Series 1997-2, Class A, 7.500%, 06/25/20 (e)	49
1,822	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,901
3,138	Series 2003-21, Class 1A4, 5.250%, 09/25/33	3,272
1,880	Series 2003-23, Class 1P, PO, 10/25/33	1,742
1,251	Series 2003-23, Class 2A5, 5.000%, 10/25/18	1,302
284	Series 2003-25, Class 2A1, 4.500%, 10/25/18	294
5,128	Series 2003-27, Class 5A3, 5.250%, 11/25/33	5,266

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	55

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,695	Series 2003-27, Class 5A4, 5.250%, 11/25/33	1,746
1,220	Series 2003-AR15, Class 3A1, VAR, 2.973%, 06/25/33	1,214
2,927	Series 2004-4, Class 2A4, 5.500%, 09/25/34	3,131
2,421	Series 2004-5, Class 3A1, 5.250%, 08/25/19	2,488
68	Series 2004-5, Class 5P, PO, 08/25/19	64
4,313	Series 2004-8, Class 1A4, 5.500%, 12/25/34	4,532
911	Series 2004-8, Class 3A5, 5.500%, 12/25/34	926
173	Series 2005-4, Class 3A24, IF, 18.283%, 06/25/35	177
608	Series 2005-9, Class AP, PO, 10/25/35	385
6,483	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	1,415
333	Series 2005-10, Class AP, PO, 11/25/35	193
7,470	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	7,807
	CSMC,
7,500	Series 2010-16, Class A3, VAR, 3.897%, 06/25/50 (e)	7,324
3,148	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	3,071
2,643	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	2,642
3,565	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	3,701
86,650	Series 2010-11R, Class A6, VAR, 1.203%, 06/28/47 (e)	81,817
4,143	Series 2010-12R, Class 14A1, VAR, 2.865%, 09/26/46 (e)	4,132
3,419	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	3,413
535	Series 2010-15R, Class 7A1, VAR, 1.432%, 10/26/37 (e)	532
3,010	Series 2010-15R, Class 7A2, VAR, 1.432%, 10/26/37 (e)	2,946
5,727	Series 2010-17R, Class 1A1, VAR, 2.671%, 06/26/36 (e)	5,901
3,097	Series 2010-17R, Class 5A1, VAR, 2.963%, 07/26/36 (e)	3,108
29,817	Series 2011-1R, Class A1, VAR, 1.203%, 02/27/47 (e)	29,670
5,520	Series 2011-6R, Class 3A1, VAR, 2.963%, 07/28/36 (e)	5,346

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
23,764	Series 2011-7R, Class A1, VAR, 1.453%, 08/28/47 (e)	23,599
39,048	Series 2011-9R, Class A1, VAR, 2.203%, 03/27/46 (e)	39,262
22,597	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	23,126
6,583	Series 2012-2R, Class 2A1, VAR, 2.766%, 03/27/47 (e) (i)	6,416
21,716	Series 2012-3R, Class 1A1, VAR, 3.250%, 07/27/37 (e)	21,864
	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust,
1,812	Series 2005-1, Class 2A1, VAR, 5.627%, 02/25/20	1,884
2,392	Series 2005-3, Class 1A1, VAR, 5.317%, 06/25/20	2,454
	Deutsche Mortgage Securities, Inc., Mortgage Loan Resecuritization Trust,
2,704	Series 2009-RS2, Class 4A1, VAR, 0.334%, 04/26/37 (e)	2,639
298	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	298
125	Deutsche Mortgage Securities, Inc., Mortgage Loan Trust, Series 2004-1, Class 2APO, PO, 10/25/18	118
1,117	Deutsche Mortgage Securities, Inc., REMIC Trust, Series 2010-RS2, Class A1, VAR, 1.454%, 06/28/47 (e)	1,117
	First Boston Mortgage Securities Corp. 1987 STRIPS,
27	Series C, Class IO, IO, 10.965%, 04/25/17	3
15	Series C, Class PO, PO, 04/25/17	14
	First Horizon Alternative Mortgage Securities Trust,
3,182	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	2,925
21,271	Series 2007-FA4, Class 1A2, IF, IO, 5.448%, 08/25/37	3,899
	First Horizon Mortgage Pass-Through Trust,
114	Series 2003-7, Class 2A1, 4.500%, 09/25/18	117
1,355	Series 2003-8, Class 2A1, 4.500%, 09/25/18	1,395
3,461	Series 2003-9, Class 1A6, 5.500%, 11/25/33	3,590
1,839	Series 2004-AR2, Class 2A1, VAR, 2.626%, 05/25/34	1,823
789	Series 2004-AR7, Class 2A2, VAR, 2.558%, 02/25/35	783

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,141	Series 2005-AR1, Class 2A2, VAR, 2.692%, 04/25/35	5,156
	Freedom Trust,
1,064	Series 2011-3, Class A11, VAR, 5.000%, 09/01/51 (e)	1,079
9,022	Series 2011-4, Class A18, VAR, 4.003%, 03/25/37 (e)	9,102
	GMACM Mortgage Loan Trust,
10,084	Series 2003-AR1, Class A4, VAR, 3.392%, 10/19/33	10,361
7,197	Series 2003-AR2, Class 2A4, VAR, 3.472%, 12/19/33	7,289
629	Series 2003-J7, Class A10, 5.500%, 11/25/33	649
7,313	Series 2003-J7, Class A7, 5.000%, 11/25/33	7,446
404	Series 2003-J8, Class A, 5.250%, 12/25/33	419
4,979	Series 2004-J5, Class A7, 6.500%, 01/25/35	5,285
2,282	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	2,343
301	Series 2005-AR3, Class 3A3, VAR, 3.559%, 06/19/35	302
5,000	Series 2005-AR3, Class 3A4, VAR, 3.559%, 06/19/35	4,868
	GSMPS Mortgage Loan Trust,
1,131	Series 2004-4, Class 1AF, VAR, 0.602%, 06/25/34 (e)	987
2,086	Series 2005-RP2, Class 1AF, VAR, 0.552%, 03/25/35 (e)	1,744
12,502	Series 2005-RP3, Class 1AF, VAR, 0.552%, 09/25/35 (e)	10,756
9,216	Series 2005-RP3, Class 1AS, IO, VAR, 4.975%, 09/25/35 (e)	1,558
	GSR Mortgage Loan Trust,
1,337	Series 2003-3F, Class 4A3, 5.750%, 04/25/33	1,415
515	Series 2003-6F, Class A2, VAR, 0.602%, 09/25/32	487
5,045	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	5,310
2,247	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	2,395
1,098	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	1,085
39	Series 2004-15F, Class AP, PO, 12/25/34	37
2,498	Series 2005-5F, Class 8A3, VAR, 0.702%, 06/25/35	2,364

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
7,577	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	7,704
416	Series 2005-AR6, Class 3A1, VAR, 2.657%, 09/25/35	409
3,913	Series 2006-1F, Class 1A3, 5.500%, 02/25/36	3,832
11,905	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	11,521
11,718	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	12,006
3,772	Impac CMB Trust, Series 2005-4, Class 2A1, VAR, 0.502%, 05/25/35	3,719
	Impac Secured Assets CMN Owner Trust,
1,819	Series 2003-2, Class A1, 5.500%, 08/25/33	1,912
88	Series 2004-3, Class 1A4, VAR, 1.002%, 11/25/34	85
	Impac Secured Assets Trust,
8,852	Series 2006-1, Class 2A1, VAR, 0.552%, 05/25/36	8,742
17,963	Series 2006-2, Class 2A1, VAR, 0.552%, 08/25/36	17,360
25,175	IndyMac INDX Mortgage Loan Trust, Series 2005-AR11, Class A7, IO, VAR, 0.000%, 08/25/35	4
6,946	Jefferies Resecuritization Trust, Series 2011-R2, Class A1, VAR, 4.500%, 10/26/36 (e)	7,259
	JP Morgan Mortgage Trust,
1,283	Series 2004-A3, Class 4A1, VAR, 3.044%, 07/25/34	1,294
2,264	Series 2004-A4, Class 1A1, VAR, 3.038%, 09/25/34	2,321
1,406	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	1,451
5,736	Series 2005-A1, Class 3A4, VAR, 4.923%, 02/25/35	5,874
31,232	Series 2006-A2, Class 4A1, VAR, 3.011%, 08/25/34	31,670
17,868	Series 2006-A2, Class 5A3, VAR, 2.903%, 11/25/33	18,210
4,085	Series 2006-A3, Class 6A1, VAR, 2.993%, 08/25/34	4,028
3,053	Series 2007-A1, Class 5A1, VAR, 3.007%, 07/25/35	3,049
1,221	Series 2007-A1, Class 5A2, VAR, 3.007%, 07/25/35	1,242
	JP Morgan Resecuritization Trust,
5,043	Series 2009-6, Class 4A1, VAR, 5.462%, 09/26/36 (e)	4,974

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	57

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
4,620	Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	4,577
	Lehman Mortgage Trust,
1,752	Series 2006-2, Class 1A1, VAR, 6.377%, 04/25/36	1,670
1,642	Series 2007-6, Class 1A8, 6.000%, 07/25/37	1,424
8,675	Series 2008-2, Class 1A6, 6.000%, 03/25/38	8,706
	LVII Resecuritization Trust,
1,396	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	1,405
12,557	Series 2009-2, Class M3, VAR, 5.363%, 09/27/37 (e)	13,236
8,000	Series 2009-3, Class M3, VAR, 5.121%, 11/27/37 (e)	8,512
10,000	Series 2009-3, Class M4, VAR, 5.121%, 11/27/37 (e)	10,616
	MASTR Adjustable Rate Mortgages Trust,
1,289	Series 2004-3, Class 4A2, VAR, 2.552%, 04/25/34	1,290
8,180	Series 2004-13, Class 2A1, VAR, 2.671%, 04/21/34	8,499
655	Series 2004-13, Class 3A6, VAR, 2.629%, 11/21/34	655
684	Series 2004-15, Class 3A1, VAR, 3.287%, 12/25/34	660
	MASTR Alternative Loan Trust,
2,554	Series 2003-9, Class 2A1, 6.000%, 12/25/33	2,701
563	Series 2003-9, Class 8A1, 6.000%, 01/25/34	575
1,462	Series 2004-3, Class 2A1, 6.250%, 04/25/34	1,494
4,648	Series 2004-3, Class 3A1, 6.000%, 04/25/34	4,784
864	Series 2004-6, Class 30PO, PO, 07/25/34	757
497	Series 2004-6, Class 7A1, 6.000%, 07/25/34	504
809	Series 2004-7, Class 30PO, PO, 08/25/34	609
2,072	Series 2004-8, Class 6A1, 5.500%, 09/25/19	2,179
665	Series 2004-10, Class 1A1, 4.500%, 09/25/19	680
2,159	Series 2005-6, Class 3A1, 5.500%, 11/25/20	2,153
	MASTR Asset Securitization Trust,
406	Series 2003-2, Class 1A1, 5.000%, 03/25/18	419

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
246	Series 2003-2, Class 2A1, 4.500%, 03/25/18	250
782	Series 2003-2, Class 2A10, 4.500%, 03/25/18	796
246	Series 2003-8, Class 1A1, 5.500%, 09/25/33	255
456	Series 2003-9, Class 15PO, PO, 10/25/18	412
419	Series 2003-9, Class 2A7, 5.500%, 10/25/33	427
257	Series 2003-11, Class 3A1, 4.500%, 12/25/18	263
269	Series 2003-12, Class 30PO, PO, 12/25/33	250
653	Series 2003-12, Class 6A1, 5.000%, 12/25/33	669
190	Series 2004-1, Class 30PO, PO, 02/25/34	158
4,501	Series 2004-4, Class 1A6, 5.250%, 12/26/33	4,580
69	Series 2004-4, Class 3A1, 4.500%, 04/25/19	71
258	Series 2004-6, Class 15PO, PO, 07/25/19	242
630	Series 2004-8, Class 1A1, 4.750%, 08/25/19	645
156	Series 2004-8, Class PO, PO, 08/25/19	141
693	Series 2004-9, Class 5A1, 5.250%, 09/25/19	717
2,636	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	2,778
2,116	Series 2006-2, Class 1A30, 6.000%, 06/25/36	2,078
	MASTR Reperforming Loan Trust,
17,156	Series 2005-2, Class 1A1F, VAR, 0.552%, 05/25/35 (e)	14,347
2,036	Series 2006-2, Class 1A1, VAR, 5.069%, 05/25/36 (e)	1,935
3,482	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	2,785
7,292	Mellon Residential Funding Corp. Mortgage Pass-Through Trust, Series 2000-TBC2, Class A1, VAR, 0.681%, 06/15/30	7,214
	Merrill Lynch Mortgage Investors Trust,
1,844	Series 2003-A5, Class 2A6, VAR, 2.593%, 08/25/33	1,874
2,696	Series 2003-E, Class A1, VAR, 0.822%, 10/25/28	2,595
4,903	Series 2003-F, Class A1, VAR, 0.842%, 10/25/28	4,881
3,530	Series 2004-1, Class 2A1, VAR, 2.388%, 12/25/34	3,578

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
3,299		Series 2004-A4, Class A2, VAR, 2.574%, 08/25/34	3,347
3,886		Series 2004-C, Class A2, VAR, 1.110%, 07/25/29	3,830
6,103		Series 2005-A2, Class A1, VAR, 2.548%, 02/25/35	6,037
5,227		Merrill Lynch Mortgage-Backed Securities Trust, Series 2007-3, Class 1A3, VAR, 1.458%, 06/25/37	5,234
73		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	81
		Morgan Stanley Mortgage Loan Trust,
7,106		Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	7,431
1,986		Series 2004-9, Class 4A, VAR, 5.450%, 10/25/19	2,034
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,272.450%, 04/20/21	11
2,124		MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.522%, 02/25/35	2,030
1,594		MRFC Mortgage Pass-Through Trust, Series 2000-TBC3, Class A1, VAR, 0.641%, 12/15/30	1,545
1,198		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	1,208
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
615		Series 2003-A1, Class A1, 5.500%, 05/25/33	627
291		Series 2003-A1, Class A2, 6.000%, 05/25/33	306
141		Series 2003-A1, Class A5, 7.000%, 04/25/33	148
13		Series 2003-A1, Class A7, 5.000%, 04/25/18	13
2,779		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.520%, 03/26/36 (e)	2,793
		PaineWebber CMO Trust,
3		Series H, Class 4, 8.750%, 04/01/18	3
14		Series P, Class 4, 8.500%, 08/01/19	16
3,210		Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	3,527
1,596		Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.832%, 05/25/35	1,624

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	RALI Trust,
920	Series 2001-QS19, Class A2, 6.000%, 12/25/16	937
423	Series 2002-QS16, Class A3, IF, 16.201%, 10/25/17	474
1,752	Series 2002-QS8, Class A5, 6.250%, 06/25/17	1,795
3,400	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	3,512
1,720	Series 2003-QR24, Class A5, 4.000%, 07/25/33	1,697
424	Series 2003-QS1, Class A6, 4.250%, 01/25/33	429
1,342	Series 2003-QS12, Class A2A, IF, IO, 7.398%, 06/25/18	159
408	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	34
8,797	Series 2003-QS13, Class A2, 4.000%, 07/25/33	8,310
3,155	Series 2003-QS14, Class A1, 5.000%, 07/25/18	3,224
8,421	Series 2003-QS15, Class A7, 5.500%, 08/25/33	8,685
1,026	Series 2003-QS18, Class A1, 5.000%, 09/25/18	1,057
9,526	Series 2003-QS19, Class A1, 5.750%, 10/25/33	9,907
917	Series 2003-QS3, Class A2, IF, 16.056%, 02/25/18	1,013
738	Series 2003-QS3, Class A8, IF, IO, 7.398%, 02/25/18	50
2,516	Series 2003-QS9, Class A3, IF, IO, 7.348%, 05/25/18	332
12,326	Series 2004-QS7, Class A4, 5.500%, 05/25/34	11,438
32	Series 2004-QS8, Class A2, 5.000%, 06/25/34	32
2,953	Series 2005-QA6, Class A32, VAR, 3.914%, 05/25/35	1,866
433	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	356
	RBSSP Resecuritization Trust,
6,421	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	6,906
2,561	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	2,690
2,328	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	2,365

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	59

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
5,120	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	5,206
122	Series 2009-11, Class 1A1, 5.528%, 06/26/34 (e)	122
3,856	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	3,967
14,260	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	15,119
1,675	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	1,676
6,884	Series 2010-9, Class 3A1, VAR, 5.000%, 10/26/34 (e)	7,308
19,677	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	20,299
1,812	Series 2010-12, Class 8A1, 4.000%, 06/27/21 (e)	1,824
14,732	Series 2012-3, Class 3A1, VAR, 0.352%, 09/26/36 (e) (i)	13,521
227	Reperforming Loan REMIC Trust, Series 2005-R1, Class 2APO, PO, 03/25/35 (e)	182
	Residential Asset Securitization Trust,
775	Series 2003-A13, Class A3, 5.500%, 01/25/34	778
81	Series 2003-A14, Class A1, 4.750%, 02/25/19	84
1,730	Series 2003-A8, Class A5, 4.250%, 10/25/18	1,775
18,102	Series 2005-A2, Class A4, IF, IO, 4.848%, 03/25/35	3,318
1,963	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	1,665
	RFMSI Trust,
1,680	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,717
301	Series 2003-S14, Class A4, PO, 07/25/18	285
834	Series 2003-S16, Class A3, 5.000%, 09/25/18	859
1,352	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	1,384
1,513	Series 2004-S5, Class 1A9, 5.500%, 05/25/22	1,513
493	Series 2004-S6, Class 2A6, PO, 06/25/34	425
817	Series 2005-S1, Class 2A1, 4.750%, 02/25/20	840
1,679	Series 2005-SA4, Class 1A1, VAR, 3.145%, 09/25/35	1,454

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
52	RFSC Trust, Series 2003-RM2, Class AP-3, PO, 05/25/33	44
17,313	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	17,767
	Salomon Brothers Mortgage Securities VII, Inc.,
5,810	Series 2003-HYB1, Class A, VAR, 3.098%, 09/25/33	5,896
141	Series 2003-UP2, Class PO1, PO, 12/25/18	128
	Sequoia Mortgage Trust,
2,786	Series 2004-8, Class A1, VAR, 0.551%, 09/20/34	2,736
4,240	Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	4,242
1,279	Series 2004-10, Class A1A, VAR, 0.511%, 11/20/34	1,256
5,091	Series 2004-12, Class A3, VAR, 0.829%, 01/20/35	4,215
	Springleaf Mortgage Loan Trust,
14,559	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	15,083
14,225	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	14,972
8,028	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	8,120
18,150	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	18,883
30,999	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	31,365
16,750	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	17,250
38,023	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	38,213
9,652	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	9,693
5,656	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	5,671
4,807	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	4,823
2,138	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	2,181
4,200	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.899%, 06/25/34	4,318
	Structured Asset Mortgage Investments II Trust,
3,480	Series 2004-AR5, Class 1A1, VAR, 0.862%, 10/19/34	3,451

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Non-Agency CMO — Continued
15,256		Series 2005-AR5, Class A3, VAR, 0.452%, 07/19/35	15,003
		Structured Asset Securities Corp.,
5,786		Series 2003-37A, Class 2A, VAR, 4.910%, 12/25/33	5,775
5,060		Series 2004-4XS, Class 1A5, SUB, 5.490%, 02/25/34	5,368
1,667		Series 2005-RF3, Class 1A, VAR, 0.552%, 06/25/35 (e)	1,346
		Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
608		Series 2002-17, Class B1, VAR, 6.073%, 09/25/32	606
94		Series 2002-10H, Class 1AP, PO, 05/25/32	75
327		Series 2003-8, Class 1A2, 5.000%, 04/25/18	334
2,513		Series 2003-16, Class A3, VAR, 0.702%, 06/25/33	2,439
2,374		Series 2003-29, Class 1A1, 4.750%, 09/25/18	2,436
846		Series 2003-30, Class 1A1, 5.500%, 10/25/33	878
648		Series 2003-32, Class 1A1, VAR, 5.427%, 11/25/33	691
—	(h)	Series 2003-31A, Class B1, VAR, 2.793%, 10/25/33	—	(h)
5,796		Series 2003-33H, Class 1A1, 5.500%, 10/25/33	5,861
1,761		Series 2003-34A, Class 3A3, VAR, 2.779%, 11/25/33	1,770
12,359		Series 2004-5H, Class A4, 5.540%, 12/25/33	12,780
1,836		Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	1,863
2,815		Thornburg Mortgage Securities Trust, Series 2003-4, Class A1, VAR, 0.842%, 09/25/43	2,801
		Vericrest Opportunity Loan Transferee,
19,504		Series 2012-NL2A, Class A1, 2.487%, 02/26/52 (e) (i)	19,560
1,982		Series 2012-NL2A, Class A2, 6.414%, 02/26/52 (e) (i)	2,007
37,031		Series 2012-NL3A, Class A, VAR, 2.734%, 11/25/60 (e)	37,193
23,656		Series 2013-1A, Class A, VAR, 3.105%, 11/25/50 (e) (i)	23,656

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Vericrest Opportunity Loan Trust,
261	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (i)	262
2,307	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (i)	2,326
	WaMu Mortgage Pass-Through Certificates,
9,585	Series 2003-AR11, Class A6, VAR, 2.472%, 10/25/33	9,809
3,162	Series 2003-AR7, Class A7, VAR, 2.323%, 08/25/33	3,170
16,454	Series 2003-AR9, Class 1A6, VAR, 2.434%, 09/25/33	16,790
3,414	Series 2003-AR9, Class 2A, VAR, 2.553%, 09/25/33	3,482
3,124	Series 2003-S1, Class A5, 5.500%, 04/25/33	3,242
403	Series 2003-S10, Class A2, 5.000%, 10/25/18	416
990	Series 2003-S13, Class 23A1, VAR, 0.752%, 12/25/18	964
996	Series 2003-S4, Class 2A10, IF, 16.908%, 06/25/33	1,218
198	Series 2003-S8, Class A4, 4.500%, 09/25/18	198
1,946	Series 2003-S8, Class A5, 4.500%, 09/25/18	2,005
690	Series 2003-S8, Class A6, 4.500%, 09/25/18	700
13,840	Series 2003-S9, Class A8, 5.250%, 10/25/33	14,512
314	Series 2003-S9, Class P, PO, 10/25/33	293
4,215	Series 2004-AR3, Class A1, VAR, 2.565%, 06/25/34	4,279
5,416	Series 2004-AR3, Class A2, VAR, 2.565%, 06/25/34	5,499
2,018	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	2,080
2,242	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	2,337
1,554	Series 2004-RS2, Class A4, 5.000%, 11/25/33	1,552
310	Series 2004-S1, Class 1A3, VAR, 0.602%, 03/25/34	306
10,990	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	11,550
3,341	Series 2004-S3, Class 1A5, 5.000%, 07/25/34	3,444

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	61

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
416	Series 2006-AR10, Class 2P, VAR, 0.000%, 09/25/36	257
1,747	Series 2006-AR8, Class 1A2, VAR, 2.686%, 08/25/46	1,452
	Washington Mutual Mortgage Pass-Through Certificates WMALT,
4,687	Series 2005-1, Class 1A1, 5.500%, 03/25/35	4,740
365	Series 2005-1, Class CP, PO, 03/25/35	213
20,157	Series 2005-2, Class 1A4, IF, IO, 4.848%, 04/25/35	3,576
4,862	Series 2005-2, Class 2A3, IF, IO, 4.798%, 04/25/35	786
6,757	Series 2005-4, Class CB7, 5.500%, 06/25/35	6,553
6,817	Series 2005-4, Class CX, IO, 5.500%, 06/25/35	1,823
1,588	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,502
638	Series 2006-1, Class 3A2, 5.750%, 02/25/36	547
	Washington Mutual MSC Mortgage Pass-Through Certificates,
378	Series 2003-MS5, Class 1A4, VAR, 0.702%, 03/25/18	371
53	Series 2003-MS7, Class P, PO, 03/25/33	48
	Wells Fargo Alternative Loan Trust,
299	Series 2003-1, Class APO, PO, 09/25/33	280
882	Series 2007-PA3, Class 1A2, 5.750%, 07/25/37	787
14,483	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	14,704
	Wells Fargo Mortgage-Backed Securities Trust,
1,237	Series 2003-13, Class A7, 4.500%, 11/25/18	1,259
5,389	Series 2003-15, Class 1A1, 4.750%, 12/25/18	5,549
119	Series 2003-15, Class APO, PO, 12/25/18	112
356	Series 2003-16, Class 2A1, 4.500%, 12/25/18	365
137	Series 2003-J, Class 2A5, VAR, 4.423%, 10/25/33	138
7,466	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	7,645
286	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	295
1,278	Series 2003-L, Class 2A1, VAR, 4.499%, 11/25/33	1,257

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,526	Series 2004-4, Class A9, 5.500%, 05/25/34	1,575
412	Series 2004-7, Class 2A1, 4.500%, 07/25/19	421
483	Series 2004-7, Class 2A2, 5.000%, 07/25/19	499
610	Series 2004-8, Class APO, PO, 08/25/19	573
2,081	Series 2004-B, Class A1, VAR, 4.918%, 02/25/34	2,125
1,437	Series 2004-BB, Class A4, VAR, 2.625%, 01/25/35	1,447
5,984	Series 2004-EE, Class 2A1, VAR, 2.626%, 12/25/34	6,174
4,070	Series 2004-EE, Class 2A2, VAR, 2.626%, 12/25/34	4,199
5,847	Series 2004-EE, Class 3A1, VAR, 3.048%, 12/25/34	6,064
1,909	Series 2004-EE, Class 3A2, VAR, 3.048%, 12/25/34	1,986
8,212	Series 2004-I, Class 1A1, VAR, 2.791%, 07/25/34	8,367
24,821	Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	25,102
4,092	Series 2004-V, Class 1A1, VAR, 2.654%, 10/25/34	4,189
5,249	Series 2004-V, Class 1A2, VAR, 2.654%, 10/25/34	5,407
3,247	Series 2005-1, Class 2A1, 5.000%, 01/25/20	3,413
2,077	Series 2005-13, Class A1, 5.000%, 11/25/20	2,134
2,621	Series 2005-14, Class 1A1, 5.500%, 12/25/35	2,818
744	Series 2005-14, Class 2APO, PO, 12/25/35	550
5,404	Series 2005-AR8, Class 2A1, VAR, 2.748%, 06/25/35	5,540
1,384	Series 2007-7, Class A7, 6.000%, 06/25/37	1,391
9,128	Series 2007-9, Class 1A8, 5.500%, 07/25/37	9,513
7,376	Series 2007-11, Class A14, 6.000%, 08/25/37	7,508

		2,565,979

	Total Collateralized Mortgage Obligations (Cost $8,100,397)	8,527,750

Commercial Mortgage-Backed Securities — 3.4%
24,058	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	24,429

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
7,835	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	7,920
	Banc of America Commercial Mortgage Trust,
2,855	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	3,175
17,655	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	19,936
11,500	Series 2006-4, Class A4, 5.634%, 07/10/46	13,006
9,400	Series 2006-5, Class A4, 5.414%, 09/10/47	10,582
247,914	Series 2006-5, Class XC, IO, VAR, 0.270%, 09/10/47 (e)	3,907
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
5,000	Series 2005-1, Class AJ, VAR, 5.199%, 11/10/42	5,344
5,000	Series 2005-3, Class A4, 4.668%, 07/10/43	5,388
10,625	Series 2005-3, Class AM, 4.727%, 07/10/43	11,335
2,500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	2,744
567,028	Series 2005-5, Class XC, IO, VAR, 0.092%, 10/10/45 (e)	1,860
5,253	Series 2005-6, Class ASB, VAR, 5.187%, 09/10/47	5,373
9,500	Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, VAR, 5.604%, 06/24/50 (e)	10,918
	BB-UBS Trust,
7,750	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	7,819
28,500	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	28,805
	Bear Stearns Commercial Mortgage Securities Trust,
7,755	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	8,089
1,668	Series 2005-PWR9, Class AAB, 4.804%, 09/11/42	1,730
8,560	Series 2006-PW11, Class A4, VAR, 5.454%, 03/11/39	9,562
249,305	Series 2006-PW14, Class X1, IO, VAR, 0.212%, 12/11/38 (e)	3,428
2,700	Series 2006-T24, Class A4, 5.537%, 10/12/41	3,081
693,719	Series 2007-T26, Class X1, IO, VAR, 0.055%, 01/12/45 (e)	3,779

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	CD Commercial Mortgage Trust,
6,000	Series 2005-CD1, Class AJ, VAR, 5.219%, 07/15/44	6,446
251,834	Series 2007-CD4, Class XC, IO, VAR, 0.144%, 12/11/49 (e)	1,956
149,001	CD Mortgage Trust, Series 2006-CD3, Class XS, IO, VAR, 0.096%, 10/15/48 (e)	2,118
7,200	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	7,719
	COBALT CMBS Commercial Mortgage Trust,
6,005	Series 2006-C1, Class A4, 5.223%, 08/15/48	6,710
5,600	Series 2006-C1, Class AM, 5.254%, 08/15/48	6,009
229,500	Series 2006-C1, Class IO, IO, VAR, 0.742%, 08/15/48	5,010
	COMM Mortgage Trust,
6,300	Series 2005-LP5, Class A4, VAR, 4.982%, 05/10/43	6,778
10,000	Series 2012-9W57, Class A, 2.365%, 02/10/29 (e)	10,435
33,793	Series 2012-CR2, Class XA, IO, VAR, 1.968%, 08/15/45	4,326
4,700	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	4,850
	Commercial Mortgage Pass-Through Certificates,
7,150	Series 2006-C2, Class A3, VAR, 5.686%, 03/15/39	7,977
242,849	Series 2007-C2, Class AX, IO, VAR, 0.097%, 01/15/49 (e)	1,128
5,701	Series 2012-MVP, Class A, VAR, 2.142%, 11/17/26 (e)	5,783
	Commercial Mortgage Trust,
3,500	Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	3,709
3,000	Series 2006-GG7, Class AM, VAR, 5.862%, 07/10/38	3,363
1,700	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	1,835
	DBRR Trust,
5,680	Series 2012-EZ1, Class A, 0.946%, 09/25/45 (e)	5,697
22,272	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/43 (e)	22,272
44,094	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.429%, 07/10/44 (e)	3,028

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	63

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
14,331	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	14,331
24,480	FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	25,592
20,407	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	20,902
	GE Capital Commercial Mortgage Corp.,
11,500	Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	12,210
10,800	Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	11,364
14,000	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	15,237
14,099	GS Mortgage Securities Corp., Series 2013-KING, 2.706%, 12/10/27	14,588
11,100	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	11,630
75,518	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	5,670
	GS Mortgage Securities Trust,
7,300	Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	8,101
151,523	Series 2006-GG8, Class X, IO, VAR, 0.614%, 11/10/39 (e)	2,720
5,500	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	6,235
	JP Morgan Chase Commercial Mortgage Securities Corp.,
8,300	Series 2004-CB8, Class A4, 4.404%, 01/12/39	8,538
6,000	Series 2004-CB9, Class A4, VAR, 5.584%, 06/12/41	6,312
5,150	Series 2005-CB11, Class AJ, VAR, 5.363%, 08/12/37	5,550
605,857	Series 2005-CB11, Class X1, IO, VAR, 0.126%, 08/12/37 (e)	1,671
609,751	Series 2005-LDP5, Class X1, IO, VAR, 0.127%, 12/15/44 (e)	1,591
	JP Morgan Chase Commercial Mortgage Securities Trust,
2,000	Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	2,248
415,670	Series 2006-CB15, Class X1, IO, VAR, 0.090%, 06/12/43	2,855
2,195	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,495

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,600	Series 2006-LDP8, Class A4, 5.399%, 05/15/45	1,814
6,000	Series 2006-LDP9, Class A3SF, VAR, 0.356%, 05/15/47	5,957
4,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	4,140
407,096	Series 2007-LD12, Class X, IO, VAR, 0.083%, 02/15/51	1,359
98,717	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.688%, 05/25/39 (e)	2,560
	LB-UBS Commercial Mortgage Trust,
11,528	Series 2004-C2, Class A4, 4.367%, 03/15/36	11,862
5,000	Series 2006-C1, Class A4, 5.156%, 02/15/31	5,514
1,470	Series 2006-C4, Class A4, VAR, 5.866%, 06/15/38	1,671
4,750	Series 2007-C1, Class AM, 5.455%, 02/15/40	5,349
7,400	Series 2007-C2, Class A3, 5.430%, 02/15/40	8,361
181,520	Series 2007-C2, Class XW, IO, VAR, 0.499%, 02/15/40	3,162
	Merrill Lynch Mortgage Trust,
2,500	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	2,755
3,325	Series 2005-LC1, Class AJ, VAR, 5.369%, 01/12/44	3,616
3,000	Series 2005-MCP1, Class ASB, VAR, 4.674%, 06/12/43	3,004
2,200	Series 2006-C1, Class A4, VAR, 5.683%, 05/12/39	2,496
	ML-CFC Commercial Mortgage Trust,
4,950	Series 2006-1, Class A4, VAR, 5.482%, 02/12/39	5,521
419,540	Series 2006-4, Class XC, IO, VAR, 0.203%, 12/12/49 (e)	5,075
6,190	Series 2007-9, Class A4, 5.700%, 09/12/49	7,154
	Morgan Stanley Capital I Trust,
3,700	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	3,865
218,333	Series 2006-IQ12, Class X1, IO, VAR, 0.163%, 12/15/43 (e)	3,040
422,899	Series 2007-HQ11, Class X, IO, VAR, 0.235%, 02/12/44 (e)	2,626
107,271	Series 2007-HQ13, Class X1, IO, VAR, 0.413%, 12/15/44 (e)	1,598
333,986	Series 2007-IQ13, Class X, IO, VAR, 0.425%, 03/15/44 (e)	4,765

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
6,107	Series 2011-C3, Class A3, 4.054%, 07/15/49	6,817
8,000	Series 2012-C4, Class A3, 2.991%, 03/15/45	8,440
	Morgan Stanley Re-REMIC Trust,
24,479	Series 2012-IO, Class AXA, 1.000%, 03/29/51	24,204
19,029	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	19,243
14,000	Series 2009-IO, Class B, PO, 07/17/56 (e)	13,090
1,365	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	1,364
26,000	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	26,898
17,248	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	17,399
63,391	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	64,183
10,650	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	8,839
932	Multi Security Asset Trust, Series 2005-RR4A, Class A3, 5.000%, 11/28/35 (e)	936
20,848	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.402%, 08/25/29 (e)	20,827
	RBSCF Trust,
6,060	Series 2010-RR3, Class MS4A, VAR, 4.970%, 04/16/40 (e)	6,269
4,962	Series 2013-SMV, Class A, 3.260%, 03/11/31	5,117
18,636	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	18,656
24,674	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.540%, 08/15/39	25,945
19,818	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.360%, 05/10/45 (e)	2,991
17,314	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	18,102
	UBS-Barclays Commercial Mortgage Trust,
10,400	Series 2012-C2, Class A4, 3.525%, 05/10/63	11,061
75,906	Series 2012-C2, Class XA, IO, VAR, 1.821%, 05/10/63 (e)	7,967
12,431	VNO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	12,558
	Wachovia Bank Commercial Mortgage Trust,
10,719	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	11,178

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

8,000	Series 2005-C22, Class A4, VAR, 5.297%, 12/15/44	8,816
948,809	Series 2006-C24, Class XC, IO, VAR, 0.051%, 03/15/45 (e)	4,000
6,121	Wachovia Commercial Mortgage Securities, Inc., Pass-Through Certificates, Series 2003-C9, Class A4, VAR, 5.012%, 12/15/35	6,241
37,136	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	37,368
	WFRBS Commercial Mortgage Trust,
10,265	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	11,593
2,794	Series 2012-C6, Class A1, 1.081%, 04/15/45	2,815
10,400	Series 2012-C6, Class A4, 3.440%, 04/15/45	11,093

	Total Commercial Mortgage-Backed Securities (Cost $969,017)	1,000,473

Corporate Bonds — 17.2%
	Consumer Discretionary — 1.3%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
4,599	3.750%, 12/01/21	4,860
3,335	4.250%, 03/01/21	3,652
7,000	5.250%, 12/01/41	7,705

		16,217

	Automobiles — 0.1%
	Daimler Finance North America LLC,
11,520	1.650%, 04/10/15 (e)	11,651
4,190	1.875%, 01/11/18 (e)	4,216
5,248	2.625%, 09/15/16 (e)	5,473
9,800	2.950%, 01/11/17 (e)	10,254
1,500	8.500%, 01/18/31	2,320
2,002	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	2,013

		35,927

	Hotels, Restaurants & Leisure — 0.0% (g)
2,025	McDonald’s Corp., 4.300%, 03/01/13	2,025

	Household Durables — 0.0% (g)
3,000	Newell Rubbermaid, Inc., 4.700%, 08/15/20	3,326

	Media — 0.9%
	CBS Corp.,
1,500	4.300%, 02/15/21	1,629
750	5.500%, 05/15/33	804

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	65

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
1,426	5.750%, 04/15/20	1,677
650	5.900%, 10/15/40	726
1,250	7.875%, 09/01/23	1,647
6,025	7.875%, 07/30/30	8,100
1,750	8.875%, 05/15/19	2,348
	Comcast Cable Communications Holdings, Inc.,
6,417	8.375%, 03/15/13	6,437
5,250	9.455%, 11/15/22	7,964
	Comcast Cable Communications LLC,
2,200	7.125%, 06/15/13	2,241
1,000	8.875%, 05/01/17	1,285
1,800	Comcast Cable Holdings LLC, 10.125%, 04/15/22	2,592
	Comcast Corp.,
11,691	4.250%, 01/15/33	11,851
1,300	5.900%, 03/15/16	1,489
3,000	6.450%, 03/15/37	3,850
1,000	6.500%, 01/15/17	1,200
13,000	6.500%, 11/15/35	16,698
	COX Communications, Inc.,
3,375	3.250%, 12/15/22 (e)	3,392
832	5.450%, 12/15/14	903
1,300	8.375%, 03/01/39 (e)	1,920
2,650	Cox Enterprises, Inc., 7.375%, 07/15/27 (e)	3,404
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
6,000	3.800%, 03/15/22	6,024
5,600	4.600%, 02/15/21	6,009
4,322	5.000%, 03/01/21	4,720
12,465	6.000%, 08/15/40	13,001
3,190	6.375%, 03/01/41	3,500
	Discovery Communications LLC,
6,674	4.375%, 06/15/21	7,348
2,530	4.950%, 05/15/42	2,618
610	5.050%, 06/01/20	700
3,365	Historic TW, Inc., 9.150%, 02/01/23	4,868
	NBCUniversal Media LLC,
4,000	4.375%, 04/01/21	4,505
2,780	5.150%, 04/30/20	3,300
5,102	5.950%, 04/01/41	6,305
3,605	6.400%, 04/30/40	4,633
	News America, Inc.,
2,500	6.200%, 12/15/34	2,982
3,000	6.650%, 11/15/37	3,733
1,500	6.900%, 08/15/39	1,934

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
1,965	7.250%, 05/18/18	2,502
4,400	7.300%, 04/30/28	5,456
3,000	7.625%, 11/30/28	3,933
1,100	8.000%, 10/17/16	1,343
1,050	8.875%, 04/26/23	1,434
1,700	9.500%, 07/15/24	2,452
	TCI Communications, Inc.,
1,337	7.125%, 02/15/28	1,774
426	8.750%, 08/01/15	505
	Thomson Reuters Corp., (Canada),
9,049	3.950%, 09/30/21	9,668
2,150	4.700%, 10/15/19	2,457
1,125	5.950%, 07/15/13	1,147
	Time Warner Cable, Inc.,
3,735	5.500%, 09/01/41	3,913
1,700	5.850%, 05/01/17	1,977
4,600	5.875%, 11/15/40	4,941
2,595	6.550%, 05/01/37	3,003
4,550	6.750%, 07/01/18	5,571
2,000	6.750%, 06/15/39	2,393
2,450	7.300%, 07/01/38	3,069
1,590	8.250%, 02/14/14	1,701
2,150	8.250%, 04/01/19	2,793
1,785	8.750%, 02/14/19	2,357
	Time Warner Entertainment Co. LP,
2,020	8.375%, 03/15/23	2,773
6,500	8.375%, 07/15/33	9,116
	Time Warner, Inc.,
5,670	4.750%, 03/29/21	6,390
1,754	5.375%, 10/15/41	1,890
3,125	6.200%, 03/15/40	3,699
1,644	6.250%, 03/29/41	1,964
2,495	6.500%, 11/15/36	3,008
3,825	7.625%, 04/15/31	5,192
1,255	7.700%, 05/01/32	1,725
	Viacom, Inc.,
1,672	1.250%, 02/27/15	1,686
2,175	3.125%, 06/15/22	2,181
5,627	3.875%, 12/15/21	6,032
6,961	4.375%, 03/15/43 (e)	6,485
600	4.500%, 03/01/21	669
2,022	4.500%, 02/27/42	1,925
2,808	Walt Disney Co. (The), 0.450%, 12/01/15	2,800

		280,261

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Multiline Retail — 0.1%
	Kohl’s Corp.,
2,800	4.000%, 11/01/21	2,852
1,000	6.250%, 12/15/17	1,157
	Macy’s Retail Holdings, Inc.,
4,083	2.875%, 02/15/23	3,924
978	5.125%, 01/15/42	1,010
1,300	7.450%, 07/15/17	1,604
3,856	Nordstrom, Inc., 4.000%, 10/15/21	4,272
	Target Corp.,
2,100	6.000%, 01/15/18	2,566
1,900	7.000%, 01/15/38	2,709

		20,094

	Specialty Retail — 0.1%
3,788	Gap, Inc. (The), 5.950%, 04/12/21	4,284
4,600	Home Depot, Inc. (The), 5.400%, 03/01/16	5,224
	Lowe’s Cos., Inc.,
4,350	4.650%, 04/15/42	4,564
2,305	5.125%, 11/15/41	2,571
3,500	7.110%, 05/15/37	4,744

		21,387

	Total Consumer Discretionary	379,237

	Consumer Staples — 0.9%
	Beverages — 0.3%
	Anheuser-Busch Cos. LLC,
1,000	5.500%, 01/15/18	1,195
1,100	5.750%, 04/01/36	1,351
	Anheuser-Busch InBev Worldwide, Inc.,
3,615	1.500%, 07/14/14	3,661
7,050	7.750%, 01/15/19	9,326
	Coca-Cola Co. (The),
1,550	3.625%, 03/15/14	1,601
1,550	4.875%, 03/15/19	1,837
	Diageo Capital plc, (United Kingdom),
3,929	1.500%, 05/11/17	3,975
2,780	4.828%, 07/15/20	3,252
	Diageo Finance B.V., (Netherlands),
2,150	5.300%, 10/28/15	2,404
3,600	5.500%, 04/01/13	3,615
5,000	Diageo Investment Corp., 8.000%, 09/15/22	7,064
3,975	FBG Finance Ltd., (Australia), 5.125%, 06/15/15 (e)	4,344
2,900	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	2,891

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Beverages — Continued
	PepsiCo, Inc.,
935	0.800%, 08/25/14	941
11,385	1.250%, 08/13/17	11,423
2,503	3.000%, 08/25/21	2,614
231	7.900%, 11/01/18	309
2,863	VAR, 0.497%, 02/26/16	2,864
	SABMiller Holdings, Inc.,
3,784	1.850%, 01/15/15 (e)	3,850
4,660	3.750%, 01/15/22 (e)	4,980
	SABMiller plc, (United Kingdom),
1,900	5.500%, 08/15/13 (e)	1,942
4,600	5.700%, 01/15/14 (e)	4,802
850	6.500%, 07/01/16 (e)	989

		81,230

	Food & Staples Retailing — 0.3%
	CVS Caremark Corp.,
6,794	5.750%, 05/15/41	8,282
2,000	6.125%, 09/15/39	2,523
7,045	CVS Pass-Through Trust, 5.926%, 01/10/34 (e)	8,321
	Kroger Co. (The),
3,867	2.200%, 01/15/17	3,990
13,900	5.000%, 04/15/42	14,159
924	5.400%, 07/15/40	992
2,000	6.150%, 01/15/20	2,417
600	6.400%, 08/15/17	717
2,225	7.500%, 01/15/14	2,355
12,320	7.500%, 04/01/31	15,702
8,438	Walgreen Co., 3.100%, 09/15/22	8,467
	Wal-Mart Stores, Inc.,
1,820	4.550%, 05/01/13	1,832
1,200	5.250%, 09/01/35	1,422
1,050	6.200%, 04/15/38	1,394
700	7.550%, 02/15/30	1,016

		73,589

	Food Products — 0.3%
2,200	Archer-Daniels-Midland Co., 5.935%, 10/01/32	2,717
	Bunge Ltd. Finance Corp.,
2,125	5.875%, 05/15/13	2,143
7,760	8.500%, 06/15/19	10,081
605	Bunge N.A. Finance LP, 5.900%, 04/01/17	686
	Cargill, Inc.,
7,750	3.300%, 03/01/22 (e)	7,875
2,724	4.307%, 05/14/21 (e)	3,004

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	67

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Food Products — Continued
1,550	6.000%, 11/27/17 (e)	1,854
2,850	7.350%, 03/06/19 (e)	3,661
	ConAgra Foods, Inc.,
2,277	1.300%, 01/25/16	2,292
2,307	2.100%, 03/15/18	2,338
	Kellogg Co.,
2,540	1.750%, 05/17/17	2,586
4,239	3.125%, 05/17/22	4,354
2,270	3.250%, 05/21/18	2,462
1,500	4.250%, 03/06/13	1,501
	Kraft Foods Group, Inc.,
5,701	3.500%, 06/06/22	5,968
4,897	5.000%, 06/04/42	5,345
3,083	5.375%, 02/10/20	3,681
5,143	6.125%, 08/23/18	6,287
3,000	6.500%, 02/09/40	3,870
10,166	6.875%, 01/26/39	13,535
	Mondelez International, Inc.,
2,805	5.375%, 02/10/20	3,345
1,107	6.125%, 02/01/18	1,335
9,705	6.500%, 08/11/17	11,745

		102,665

	Household Products — 0.0% (g)
	Kimberly-Clark Corp.,
1,360	2.400%, 03/01/22	1,365
500	7.500%, 11/01/18	661
1,000	Procter & Gamble Co. (The), 5.500%, 02/01/34	1,266

		3,292

	Personal Products — 0.0% (g)
1,963	Procter & Gamble - ESOP, 9.360%, 01/01/21	2,607

	Total Consumer Staples	263,383

	Energy — 1.3%
	Energy Equipment & Services — 0.2%
1,711	Cameron International Corp., 1.600%, 04/30/15	1,726
	Halliburton Co.,
750	6.150%, 09/15/19	944
5,050	7.450%, 09/15/39	7,439
2,500	7.600%, 08/15/96 (e)	3,673
3,375	Nabors Industries, Inc., 9.250%, 01/15/19	4,292
1,573	National Oilwell Varco, Inc., 1.350%, 12/01/17	1,579

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
	Noble Holding International Ltd., (Cayman Islands),
871	3.950%, 03/15/22	894
621	5.250%, 03/15/42	627
3,268	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	3,471
	Transocean, Inc., (Cayman Islands),
2,778	3.800%, 10/15/22	2,776
1,888	6.375%, 12/15/21	2,225
6,750	6.500%, 11/15/20	7,868
1,487	7.350%, 12/15/41	1,860
500	7.500%, 04/15/31	610
	Weatherford International Ltd., (Bermuda),
2,411	4.500%, 04/15/22	2,493
941	5.950%, 04/15/42	973
1,100	6.500%, 08/01/36	1,197
2,665	9.875%, 03/01/39	3,863

		48,510

	Oil, Gas & Consumable Fuels — 1.1%
2,655	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	3,299
2,000	Anadarko Finance Co., (Canada), 7.500%, 05/01/31	2,641
1,650	Anadarko Holding Co., 7.150%, 05/15/28	1,970
	Anadarko Petroleum Corp.,
405	5.750%, 06/15/14	428
8,500	7.625%, 03/15/14	9,080
3,597	8.700%, 03/15/19	4,820
3,270	ANR Pipeline Co., 9.625%, 11/01/21	4,908
	Apache Corp.,
5,155	2.625%, 01/15/23	5,005
1,314	3.250%, 04/15/22	1,359
4,027	4.750%, 04/15/43	4,172
2,500	6.900%, 09/15/18	3,145
1,552	BG Energy Capital plc, (United Kingdom), 5.125%, 10/15/41 (e)	1,759
	BP Capital Markets plc, (United Kingdom),
2,216	1.375%, 11/06/17	2,221
6,680	1.846%, 05/05/17	6,841
2,535	3.245%, 05/06/22	2,607
5,500	3.875%, 03/10/15	5,844
6,200	4.742%, 03/11/21	7,171
9,100	5.250%, 11/07/13	9,399
2,000	Burlington Resources, Inc., 8.200%, 03/15/25	2,799

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Canadian Natural Resources Ltd., (Canada),
400	5.900%, 02/01/18	479
4,630	6.250%, 03/15/38	5,650
1,450	6.450%, 06/30/33	1,782
2,000	6.750%, 02/01/39	2,586
400	7.200%, 01/15/32	531
	Cenovus Energy, Inc., (Canada),
1,783	3.000%, 08/15/22	1,777
4,135	4.450%, 09/15/42	4,096
5,100	Chevron Corp., 4.950%, 03/03/19	6,098
1,040	Conoco Funding Co., (Canada), 7.250%, 10/15/31	1,502
	ConocoPhillips,
1,500	5.200%, 05/15/18	1,772
2,000	5.750%, 02/01/19	2,448
1,450	6.000%, 01/15/20	1,817
1,450	6.500%, 02/01/39	1,994
1,225	ConocoPhillips Canada Funding Co. I, (Canada), 5.625%, 10/15/16	1,429
	Devon Energy Corp.,
1,500	1.875%, 05/15/17	1,514
5,776	3.250%, 05/15/22	5,781
3,130	4.750%, 05/15/42	3,102
1,930	6.300%, 01/15/19	2,365
	Encana Corp., (Canada),
2,330	6.500%, 05/15/19	2,854
1,145	6.500%, 08/15/34	1,338
5,400	Eni S.p.A., (Italy), 5.700%, 10/01/40 (e)	5,704
	EOG Resources, Inc.,
2,413	2.625%, 03/15/23	2,394
5,300	4.100%, 02/01/21	5,970
1,800	6.875%, 10/01/18	2,293
1,680	Hess Corp., 7.875%, 10/01/29	2,167
1,155	Husky Energy, Inc., (Canada), 6.150%, 06/15/19	1,395
	Kerr-McGee Corp.,
1,230	6.950%, 07/01/24	1,528
10,090	7.875%, 09/15/31	13,235
	Marathon Oil Corp.,
2,819	5.900%, 03/15/18	3,367
2,800	6.000%, 10/01/17	3,352
2,430	Occidental Petroleum Corp., 1.750%, 02/15/17	2,495
1,150	PC Financial Partnership, 5.000%, 11/15/14	1,227

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	Petrobras International Finance Co.—Pifco, (Cayman Islands),
7,202	5.375%, 01/27/21	7,862
1,100	6.750%, 01/27/41	1,269
2,000	7.875%, 03/15/19	2,449
	Petro-Canada, (Canada),
2,549	6.050%, 05/15/18	3,080
3,200	6.800%, 05/15/38	4,227
	Phillips 66,
2,340	2.950%, 05/01/17	2,476
1,317	4.300%, 04/01/22	1,451
2,045	Pioneer Natural Resources Co., 5.875%, 07/15/16	2,312
	Shell International Finance B.V., (Netherlands),
4,885	1.125%, 08/21/17	4,898
2,330	1.875%, 03/25/13	2,332
994	3.100%, 06/28/15	1,053
2,330	4.000%, 03/21/14	2,415
3,000	4.300%, 09/22/19	3,475
8,580	4.375%, 03/25/20	9,934
6,000	6.375%, 12/15/38	8,293
	Spectra Energy Capital LLC,
4,521	3.300%, 03/15/23	4,499
2,900	5.500%, 03/01/14	3,026
350	5.668%, 08/15/14	373
2,490	7.500%, 09/15/38	3,379
3,850	8.000%, 10/01/19	5,060
	Statoil ASA, (Norway),
2,138	1.200%, 01/17/18	2,139
2,710	2.450%, 01/17/23	2,663
2,950	3.125%, 08/17/17	3,198
2,301	3.150%, 01/23/22	2,433
1,866	4.250%, 11/23/41	1,959
3,700	5.250%, 04/15/19	4,461
	Suncor Energy, Inc., (Canada),
2,400	5.950%, 12/01/34	2,895
1,900	6.100%, 06/01/18	2,303
900	6.850%, 06/01/39	1,207
	Talisman Energy, Inc., (Canada),
8,330	5.500%, 05/15/42	8,731
1,660	5.850%, 02/01/37	1,778
1,590	6.250%, 02/01/38	1,779
5,355	7.750%, 06/01/19	6,862

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	69

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Tosco Corp.,
300	7.800%, 01/01/27	436
3,500	8.125%, 02/15/30	5,165
1,682	Total Capital Canada Ltd., (Canada), VAR, 0.683%, 01/15/16	1,690
	Total Capital International S.A., (France),
2,483	0.750%, 01/25/16	2,490
2,112	1.500%, 02/17/17	2,148
5,625	1.550%, 06/28/17	5,702
1,400	2.875%, 02/17/22	1,448
	Total Capital S.A., (France),
10,000	2.300%, 03/15/16	10,418
2,218	4.125%, 01/28/21	2,499
	TransCanada PipeLines Ltd., (Canada),
1,515	4.000%, 06/15/13	1,530
1,500	6.200%, 10/15/37	1,920
1,900	6.500%, 08/15/18	2,380
2,650	7.125%, 01/15/19	3,392
2,100	7.250%, 08/15/38	2,946
2,800	XTO Energy, Inc., 5.750%, 12/15/13	2,919

		338,864

	Total Energy	387,374

	Financials — 8.5%
	Capital Markets — 1.6%
	Bank of New York Mellon Corp. (The),
2,857	1.200%, 02/20/15	2,893
9,791	2.400%, 01/17/17	10,242
8,000	2.950%, 06/18/15	8,425
2,500	3.100%, 01/15/15	2,619
3,444	3.550%, 09/23/21	3,714
3,750	4.600%, 01/15/20	4,303
1,000	5.125%, 08/27/13	1,023
	BlackRock, Inc.,
8,700	3.375%, 06/01/22	9,164
3,245	3.500%, 12/10/14	3,415
9,294	5.000%, 12/10/19	11,048
	Blackstone Holdings Finance Co. LLC,
14,000	5.875%, 03/15/21 (e)	16,132
6,381	6.250%, 08/15/42 (e)	7,323
3,000	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	3,440
1,600	Charles Schwab Corp. (The), 3.225%, 09/01/22	1,646

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
	Credit Suisse USA, Inc.,
1,200	4.875%, 01/15/15	1,292
3,353	5.125%, 08/15/15	3,692
	Deutsche Bank AG, (Germany),
7,800	3.250%, 01/11/16	8,276
3,520	3.875%, 08/18/14	3,676
3,300	6.000%, 09/01/17	3,939
2,500	FMR LLC, 6.450%, 11/15/39 (e)	3,048
1,000	Goldman Sachs Group LP, 8.000%, 03/01/13 (e)	1,000
	Goldman Sachs Group, Inc. (The),
6,668	1.600%, 11/23/15	6,730
3,755	3.300%, 05/03/15	3,926
6,465	3.625%, 02/07/16	6,874
2,550	3.625%, 01/22/23	2,575
4,020	3.700%, 08/01/15	4,247
2,694	4.750%, 07/15/13	2,735
12,876	5.150%, 01/15/14	13,366
6,727	5.250%, 07/27/21	7,656
9,757	5.375%, 03/15/20	11,217
5,300	5.750%, 01/24/22	6,218
12,900	5.950%, 01/18/18	15,088
14,670	6.000%, 06/15/20	17,498
2,200	6.150%, 04/01/18	2,600
7,470	6.250%, 09/01/17	8,808
1,600	6.750%, 10/01/37	1,814
32,760	7.500%, 02/15/19	41,420
	Jefferies Group, Inc.,
3,075	3.875%, 11/09/15	3,210
2,750	5.125%, 04/13/18	2,970
5,600	6.450%, 06/08/27	6,048
4,060	6.500%, 01/20/43	4,250
9,250	8.500%, 07/15/19	11,534
	Macquarie Group Ltd., (Australia),
4,600	6.000%, 01/14/20 (e)	5,030
10,015	6.250%, 01/14/21 (e)	11,067
6,992	7.300%, 08/01/14 (e)	7,496
745	7.625%, 08/13/19 (e)	902
	Merrill Lynch & Co., Inc.,
700	5.000%, 01/15/15	746
3,723	5.450%, 07/15/14	3,931
6,929	6.150%, 04/25/13	6,985
21,186	6.400%, 08/28/17	24,872
6,348	6.875%, 04/25/18	7,696

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
	Morgan Stanley,
1,643	1.750%, 02/25/16	1,650
6,626	4.000%, 07/24/15	6,992
4,263	4.200%, 11/20/14	4,468
9,078	5.300%, 03/01/13	9,079
5,200	5.450%, 01/09/17	5,821
7,503	5.500%, 07/24/20	8,604
3,600	5.500%, 07/28/21	4,132
14,220	5.625%, 09/23/19	16,450
3,245	5.750%, 01/25/21	3,762
5,800	6.000%, 05/13/14	6,132
3,294	6.000%, 04/28/15	3,596
1,070	6.250%, 08/28/17	1,242
4,425	6.625%, 04/01/18	5,266
8,400	7.300%, 05/13/19	10,419
	Nomura Holdings, Inc., (Japan),
8,375	4.125%, 01/19/16	8,894
2,828	5.000%, 03/04/15	3,011
2,910	6.700%, 03/04/20	3,452
887	Northern Trust Corp., 5.500%, 08/15/13	908
1,250	State Street Corp., 4.300%, 05/30/14	1,310
	UBS AG, (Switzerland),
1,701	2.250%, 08/12/13	1,712
7,583	3.875%, 01/15/15	8,065
976	4.875%, 08/04/20	1,129
1,833	5.750%, 04/25/18	2,180
596	5.875%, 12/20/17	714

		478,807

	Commercial Banks — 2.8%
4,900	American Express Centurion Bank, 6.000%, 09/13/17	5,860
2,930	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	3,071
	Australia & New Zealand Banking Group Ltd., (Australia),
9,960	2.400%, 11/23/16 (e)	10,479
6,200	3.250%, 03/01/16 (e)	6,615
2,867	4.875%, 01/12/21 (e)	3,329
7,420	Bank of America N.A., 5.300%, 03/15/17	8,316
	Bank of Montreal, (Canada),
7,402	1.300%, 10/31/14 (e)	7,509
13,717	1.400%, 09/11/17	13,734
8,510	2.550%, 11/06/22	8,339
	Bank of Nova Scotia, (Canada),
8,206	1.650%, 10/29/15 (e)	8,433

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
8,400	2.550%, 01/12/17	8,818
7,071	3.400%, 01/22/15	7,440
	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan),
9,498	2.350%, 02/23/17 (e)	9,878
4,367	3.850%, 01/22/15 (e)	4,612
	Barclays Bank plc, (United Kingdom),
2,667	2.250%, 05/10/17 (e)	2,765
8,375	2.500%, 09/21/15 (e)	8,701
11,558	2.750%, 02/23/15	11,972
1,100	5.000%, 09/22/16	1,238
9,300	5.200%, 07/10/14	9,849
3,700	6.050%, 12/04/17 (e)	4,140
	BB&T Corp.,
3,718	1.600%, 08/15/17	3,766
4,855	3.375%, 09/25/13	4,937
6,250	3.950%, 04/29/16	6,823
2,750	4.900%, 06/30/17	3,089
7,358	5.700%, 04/30/14	7,796
1,650	6.850%, 04/30/19	2,116
4,650	Branch Banking & Trust Co., 5.625%, 09/15/16	5,307
1,500	Cadets Trust, 4.800%, 07/15/13 (e) (i)	1,523
	Canadian Imperial Bank of Commerce, (Canada),
2,483	0.900%, 10/01/15	2,491
37,250	2.600%, 07/02/15 (e)	39,016
1,250	Comerica Bank, 5.200%, 08/22/17	1,439
1,960	Comerica, Inc., 3.000%, 09/16/15	2,063
8,100	Commonwealth Bank of Australia, (Australia), 2.250%, 03/16/17 (e)	8,476
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
2,340	2.125%, 10/13/15	2,416
12,700	3.200%, 03/11/15 (e)	13,304
2,501	3.375%, 01/19/17	2,693
5,921	3.875%, 02/08/22	6,291
6,900	4.500%, 01/11/21	7,702
3,500	5.800%, 09/30/10 (e)	4,004
	Credit Suisse, (Switzerland),
2,700	5.000%, 05/15/13	2,724
4,995	5.500%, 05/01/14	5,284
14,418	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	14,930
1,450	Fifth Third Bancorp, 5.450%, 01/15/17	1,635

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	71

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	HSBC Bank plc, (United Kingdom),
16,761	1.625%, 07/07/14 (e)	17,029
9,146	3.100%, 05/24/16 (e)	9,712
4,624	3.500%, 06/28/15 (e)	4,900
5,961	4.125%, 08/12/20 (e)	6,577
10,000	4.750%, 01/19/21 (e)	11,469
6,805	HSBC Bank USA N.A., 4.625%, 04/01/14	7,085
	HSBC Holdings plc, (United Kingdom),
9,802	4.000%, 03/30/22	10,553
7,200	4.875%, 01/14/22	8,238
4,669	5.100%, 04/05/21	5,438
7,200	6.100%, 01/14/42	9,276
	ING Bank N.V., (Netherlands),
5,000	1.370%, 03/07/16 (e)	4,990
2,481	2.000%, 09/25/15 (e)	2,523
11,028	3.750%, 03/07/17 (e)	11,821
3,750	KeyCorp, 6.500%, 05/14/13	3,793
26,349	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	28,975
4,500	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	5,474
	National Australia Bank Ltd., (Australia),
20,000	2.000%, 06/20/17 (e)	20,702
7,800	2.750%, 09/28/15 (e)	8,169
7,000	3.000%, 07/27/16 (e)	7,414
3,455	3.750%, 03/02/15 (e)	3,662
8,677	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	8,778
4,000	National City Bank, 5.800%, 06/07/17	4,706
	Nordea Bank AB, (Sweden),
5,000	1.750%, 10/04/13 (e)	5,035
15,350	3.125%, 03/20/17 (e)	16,286
6,198	4.875%, 05/13/21 (e)	6,700
6,571	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	6,675
2,000	PNC Bank N.A., 6.875%, 04/01/18	2,490
	PNC Funding Corp.,
1,284	2.700%, 09/19/16	1,356
1,015	3.000%, 05/19/14	1,045
5,575	3.300%, 03/08/22	5,759
4,534	4.375%, 08/11/20	5,154
5,700	5.125%, 02/08/20	6,702
1,200	5.250%, 11/15/15	1,338
1,230	5.625%, 02/01/17	1,414
4,100	6.700%, 06/10/19	5,215

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	Royal Bank of Canada, (Canada),
7,042	1.200%, 09/19/17	7,057
8,400	2.300%, 07/20/16	8,785
2,450	SouthTrust Bank, 7.690%, 05/15/25	3,101
11,823	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	11,676
	SunTrust Banks, Inc.,
1,000	6.000%, 09/11/17	1,186
505	7.250%, 03/15/18	629
6,699	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	7,156
	Toronto-Dominion Bank (The), (Canada),
14,000	1.500%, 03/13/17 (e)	14,325
9,045	2.200%, 07/29/15 (e)	9,397
5,384	2.500%, 07/14/16	5,654
	U.S. Bancorp,
5,615	1.650%, 05/15/17	5,716
4,680	2.450%, 07/27/15	4,898
4,299	2.875%, 11/20/14	4,470
3,667	3.000%, 03/15/22	3,781
3,558	4.125%, 05/24/21	3,989
1,400	7.500%, 06/01/26	1,953
690	U.S. Bank N.A., 6.300%, 02/04/14	727
	Wachovia Bank N.A.,
4,700	5.000%, 08/15/15	5,148
15,190	6.000%, 11/15/17	18,245
2,700	6.600%, 01/15/38	3,613
4,430	VAR, 0.638%, 03/15/16	4,375
	Wachovia Corp.,
2,130	4.875%, 02/15/14	2,217
8,400	5.500%, 05/01/13	8,467
3,050	5.750%, 06/15/17	3,589
18,075	5.750%, 02/01/18	21,570
	Wells Fargo & Co.,
15,339	2.625%, 12/15/16	16,190
9,000	3.500%, 03/08/22	9,493
8,500	4.600%, 04/01/21	9,705
9,185	5.625%, 12/11/17	10,906
16,700	SUB, 3.676%, 06/15/16	18,111
	Wells Fargo Bank N.A.,
4,870	4.750%, 02/09/15	5,224
2,000	5.750%, 05/16/16	2,276
	Westpac Banking Corp., (Australia),
6,550	2.450%, 11/28/16 (e)	6,904
4,800	4.200%, 02/27/15	5,137

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
10,711	4.875%, 11/19/19	12,567

		819,613

	Consumer Finance — 0.9%
2,750	American Express Co., 7.000%, 03/19/18	3,443
	American Express Credit Corp.,
2,777	2.375%, 03/24/17	2,902
8,055	2.800%, 09/19/16	8,524
4,500	5.125%, 08/25/14	4,794
4,600	5.875%, 05/02/13	4,642
5,650	7.300%, 08/20/13	5,827
	American Honda Finance Corp.,
8,000	1.450%, 02/27/15 (e)	8,112
3,407	1.500%, 09/11/17 (e)	3,436
2,928	1.600%, 02/16/18 (e)	2,951
4,121	2.125%, 02/28/17 (e)	4,259
2,060	2.375%, 03/18/13 (e)	2,062
11,476	2.600%, 09/20/16 (e)	12,061
1,335	7.625%, 10/01/18 (e)	1,741
20,968	Capital One Bank USA N.A., 3.375%, 02/15/23	21,095
	Capital One Financial Corp.,
2,047	1.000%, 11/06/15	2,040
2,535	2.150%, 03/23/15	2,591
2,502	4.750%, 07/15/21	2,848
8,300	6.750%, 09/15/17	10,074
6,075	7.375%, 05/23/14	6,554
	Caterpillar Financial Services Corp.,
4,319	2.850%, 06/01/22	4,404
1,900	4.900%, 08/15/13	1,939
1,000	5.450%, 04/15/18	1,188
900	5.500%, 03/15/16	1,022
4,800	6.200%, 09/30/13	4,962
3,500	7.050%, 10/01/18	4,502
600	7.150%, 02/15/19	778
	Ford Motor Credit Co. LLC,
8,765	3.000%, 06/12/17	8,987
12,102	3.984%, 06/15/16	12,801
3,346	4.207%, 04/15/16	3,560
3,843	4.250%, 09/20/22	3,962
	HSBC Finance Corp.,
311	4.750%, 07/15/13	316
6,500	5.000%, 06/30/15	7,054
1,600	5.250%, 01/15/14	1,662
200	5.500%, 01/19/16	223

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
308	7.350%, 11/27/32	376
1,700	VAR, 0.554%, 01/15/14	1,698
	HSBC USA, Inc.,
7,450	1.625%, 01/16/18	7,482
10,000	2.375%, 02/13/15	10,311
	John Deere Capital Corp.,
5,429	1.200%, 10/10/17	5,448
1,196	1.700%, 01/15/20	1,178
3,250	2.250%, 04/17/19	3,372
3,610	2.800%, 01/27/23	3,654
2,491	3.150%, 10/15/21	2,616
450	4.500%, 04/03/13	452
3,943	PACCAR Financial Corp., 1.600%, 03/15/17	4,005
	Toyota Motor Credit Corp.,
8,000	1.000%, 02/17/15	8,069
5,000	1.750%, 05/22/17	5,116
15,500	2.000%, 09/15/16	16,075
3,900	2.050%, 01/12/17	4,038
5,538	3.200%, 06/17/15	5,859

		247,065

	Diversified Financial Services — 1.7%
8,271	Associates Corp. of North America, 6.950%, 11/01/18	10,126
	Bank of America Corp.,
5,263	3.300%, 01/11/23	5,246
2,385	3.625%, 03/17/16	2,531
2,715	4.900%, 05/01/13	2,734
12,895	5.000%, 05/13/21	14,547
6,500	5.625%, 10/14/16	7,343
17,700	5.625%, 07/01/20	20,710
7,980	5.650%, 05/01/18	9,263
4,635	5.750%, 12/01/17	5,364
3,300	5.875%, 01/05/21	3,920
5,000	6.500%, 08/01/16	5,770
5,785	7.375%, 05/15/14	6,224
3,500	7.625%, 06/01/19	4,465
6,049	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	6,384
	Citigroup, Inc.,
5,500	1.250%, 01/15/16	5,485
13,000	2.250%, 08/07/15	13,282
1,231	3.375%, 03/01/23	1,243
8,500	4.450%, 01/10/17	9,386
1,666	4.500%, 01/14/22	1,854

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	73

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
11,602	4.587%, 12/15/15	12,587
1,500	4.700%, 05/29/15	1,609
11,320	4.750%, 05/19/15	12,149
5,286	5.000%, 09/15/14	5,560
8,570	5.375%, 08/09/20	10,061
1,000	5.500%, 02/15/17	1,123
2,054	5.875%, 01/30/42	2,501
1,280	6.000%, 12/13/13	1,332
13,500	6.000%, 08/15/17	15,809
7,525	6.010%, 01/15/15	8,170
5,350	6.125%, 11/21/17	6,329
3,675	6.375%, 08/12/14	3,952
2,400	6.500%, 08/19/13	2,465
3,750	6.625%, 01/15/28	4,589
700	6.875%, 03/05/38	933
2,850	8.125%, 07/15/39	4,231
14,375	8.500%, 05/22/19	19,268
	CME Group, Inc.,
11,000	3.000%, 09/15/22	11,120
4,050	5.400%, 08/01/13	4,130
3,850	5.750%, 02/15/14	4,036
	General Electric Capital Corp.,
2,500	1.000%, 12/11/15	2,517
3,182	1.600%, 11/20/17	3,201
11,500	1.625%, 07/02/15	11,703
1,470	2.100%, 12/11/19	1,498
4,131	2.250%, 11/09/15	4,281
7,653	2.300%, 04/27/17	7,929
18,750	3.150%, 09/07/22	18,768
14,400	4.375%, 09/16/20	16,119
6,050	4.625%, 01/07/21	6,841
13,000	4.650%, 10/17/21	14,672
1,787	5.300%, 02/11/21	2,056
1,500	5.400%, 02/15/17	1,727
2,000	5.500%, 06/04/14	2,124
10,250	5.500%, 01/08/20	12,167
7,400	5.625%, 09/15/17	8,716
32,425	5.625%, 05/01/18	38,448
1,900	5.875%, 01/14/38	2,232
4,700	5.900%, 05/13/14	5,004
5,300	6.000%, 08/07/19	6,464
9,241	6.750%, 03/15/32	11,827
900	6.875%, 01/10/39	1,187
3,500	VAR, 0.460%, 02/15/17	3,428
2,095	Goldman Sachs Capital I, 6.345%, 02/15/34	2,194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
4,357	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	4,308
	MassMutual Global Funding II,
16,000	2.000%, 04/05/17 (e)	16,411
3,732	2.500%, 10/17/22 (e)	3,642
1,628	2.875%, 04/21/14 (e)	1,672
2,715	3.125%, 04/14/16 (e)	2,891
3,200	Metlife of Connecticut Global Funding I, 5.125%, 08/15/14 (e)	3,411
	National Rural Utilities Cooperative Finance Corp.,
3,550	4.750%, 03/01/14	3,699
2,155	10.375%, 11/01/18	3,169
1,600	Principal Life Global Funding I, 5.050%, 03/15/15 (e)	1,735
9,398	Private Export Funding Corp., 4.375%, 03/15/19	11,073
2,400	Textron Financial Corp., 5.400%, 04/28/13	2,412

		507,357

	Insurance — 1.1%
	ACE INA Holdings, Inc.,
3,636	2.600%, 11/23/15	3,817
2,000	5.600%, 05/15/15	2,212
	Aflac, Inc.,
2,077	2.650%, 02/15/17	2,185
2,371	4.000%, 02/15/22	2,539
2,118	6.450%, 08/15/40	2,664
1,500	8.500%, 05/15/19	2,043
9,250	AIG SunAmerica Global Financing X, 6.900%, 03/15/32 (e)	12,415
5,000	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	5,038
	American International Group, Inc.,
3,284	4.250%, 05/15/13	3,311
2,800	5.450%, 05/18/17	3,211
	Aon Corp.,
2,483	3.125%, 05/27/16	2,620
2,012	3.500%, 09/30/15	2,119
1,668	6.250%, 09/30/40	2,156
	Berkshire Hathaway Finance Corp.,
3,000	2.450%, 12/15/15	3,149
2,594	3.000%, 05/15/22	2,647
14,765	4.400%, 05/15/42	14,673
3,800	4.600%, 05/15/13	3,829
750	5.000%, 08/15/13	766

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Insurance — Continued
11,700	5.400%, 05/15/18	14,029
1,300	5.750%, 01/15/40	1,543
	Berkshire Hathaway, Inc.,
11,564	3.400%, 01/31/22	12,156
5,859	3.750%, 08/15/21	6,326
1,130	Chubb Corp. (The), 5.750%, 05/15/18	1,380
	CNA Financial Corp.,
6,800	5.850%, 12/15/14	7,343
5,063	5.875%, 08/15/20	6,010
	Jackson National Life Global Funding,
3,000	4.700%, 06/01/18 (e)	3,291
3,400	5.375%, 05/08/13 (e)	3,429
3,099	Liberty Mutual Group, Inc., 4.950%, 05/01/22 (e)	3,385
	Lincoln National Corp.,
2,569	4.200%, 03/15/22	2,780
1,625	4.850%, 06/24/21	1,831
1,970	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	2,243
7,358	MetLife Institutional Funding II, VAR, 1.205%, 04/04/14 (e)	7,424
815	MetLife, Inc., 6.817%, 08/15/18	1,020
	Metropolitan Life Global Funding I,
4,616	1.500%, 01/10/18 (e)	4,605
8,875	1.700%, 06/29/15 (e)	9,071
2,500	2.000%, 01/10/14 (e)	2,531
10,000	2.500%, 09/29/15 (e)	10,407
3,235	3.125%, 01/11/16 (e)	3,420
13,300	3.650%, 06/14/18 (e)	14,602
14,338	3.875%, 04/11/22 (e)	15,463
2,410	5.125%, 04/10/13 (e)	2,423
590	5.125%, 06/10/14 (e)	624
2,497	5.200%, 09/18/13 (e)	2,561
1,000	Monumental Global Funding III, 5.500%, 04/22/13 (e)	1,007
	Nationwide Mutual Insurance Co.,
1,000	6.600%, 04/15/34 (e)	1,035
12,430	9.375%, 08/15/39 (e)	18,049
	New York Life Global Funding,
5,635	0.750%, 07/24/15 (e)	5,656
1,500	0.800%, 02/12/16 (e)	1,496
6,200	1.300%, 01/12/15 (e)	6,287
6,300	3.000%, 05/04/15 (e)	6,635
5,910	4.650%, 05/09/13 (e)	5,956
5,914	5.375%, 09/15/13 (e)	6,068

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Pacific Life Global Funding,
4,000	5.000%, 05/15/17 (e)	4,247
2,500	5.150%, 04/15/13 (e)	2,514
5,100	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	7,450
6,400	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,796
1,439	Principal Financial Group, Inc., 1.850%, 11/15/17	1,453
1,777	Principal Life Global Funding II, 1.000%, 12/11/15 (e)	1,782
	Principal Life Income Funding Trusts,
5,900	5.100%, 04/15/14	6,137
2,900	5.300%, 04/24/13	2,920
11,540	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	15,801
1,070	Travelers Cos., Inc. (The), 5.800%, 05/15/18	1,312
890	Travelers Property Casualty Corp., 5.000%, 03/15/13	892

		314,784

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
7,010	5.875%, 09/15/20	7,579
2,800	6.250%, 08/15/16	3,075
3,890	6.650%, 01/15/18	4,424
4,209	ERP Operating LP, 4.625%, 12/15/21	4,724
	HCP, Inc.,
3,154	2.625%, 02/01/20	3,173
1,445	3.750%, 02/01/19	1,554
6,185	5.375%, 02/01/21	7,208
	Simon Property Group LP,
9,167	2.150%, 09/15/17	9,489
4,280	4.125%, 12/01/21	4,724
450	4.200%, 02/01/15	476
2,400	4.375%, 03/01/21	2,689
1,775	5.625%, 08/15/14	1,902
1,100	5.650%, 02/01/20	1,326
2,120	6.100%, 05/01/16	2,432
3,675	6.125%, 05/30/18	4,486
1,645	6.750%, 05/15/14	1,738
2,600	WEA Finance LLC, 7.125%, 04/15/18 (e)	3,215
	WEA Finance LLC/WT Finance Aust Pty Ltd.,
4,052	3.375%, 10/03/22 (e)	4,114
10,077	6.750%, 09/02/19 (e)	12,477

		80,805

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	75

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Thrifts & Mortgage Finance — 0.1%
8,600	Countrywide Financial Corp., 6.250%, 05/15/16	9,587
	Stadshypotek AB, (Sweden),
24,170	1.450%, 09/30/13 (e)	24,323
6,621	1.875%, 10/02/19 (e)	6,628

		40,538

	Total Financials	2,488,969

	Health Care — 0.4%
	Biotechnology — 0.2%
	Amgen, Inc.,
7,000	3.875%, 11/15/21	7,613
1,188	4.500%, 03/15/20	1,349
4,500	4.950%, 10/01/41	4,840
14,500	5.150%, 11/15/41	15,878
2,348	5.650%, 06/15/42	2,761
1,975	5.700%, 02/01/19	2,372
3,541	5.750%, 03/15/40	4,132
9,885	Celgene Corp., 3.250%, 08/15/22	9,967

		48,912

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,150	4.000%, 03/01/14	1,189
500	4.625%, 03/15/15	539
700	Becton Dickinson and Co., 5.000%, 05/15/19	825

		2,553

	Health Care Providers & Services — 0.1%
	Aetna, Inc.,
1,982	4.500%, 05/15/42	2,012
3,300	6.750%, 12/15/37	4,409
1,397	McKesson Corp., 0.950%, 12/04/15	1,401
2,158	Medco Health Solutions, Inc., 2.750%, 09/15/15	2,255
	UnitedHealth Group, Inc.,
1,801	2.750%, 02/15/23	1,780
3,000	2.875%, 03/15/23	2,989
6,640	3.375%, 11/15/21	6,988
5,450	6.625%, 11/15/37	7,089
	WellPoint, Inc.,
4,694	3.125%, 05/15/22	4,700
2,625	3.300%, 01/15/23	2,656
3,877	4.625%, 05/15/42	3,887
3,785	4.650%, 01/15/43	3,828

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
492	5.875%, 06/15/17	582
340	7.000%, 02/15/19	424

		45,000

	Pharmaceuticals — 0.1%
	AbbVie, Inc.,
8,392	1.750%, 11/06/17 (e)	8,497
5,565	2.900%, 11/06/22 (e)	5,561
2,625	Actavis, Inc., 3.250%, 10/01/22	2,646
3,200	AstraZeneca plc, (United Kingdom), 5.400%, 06/01/14	3,396
	GlaxoSmithKline Capital, Inc.,
1,000	4.375%, 04/15/14	1,045
3,100	5.650%, 05/15/18	3,762
2,100	6.375%, 05/15/38	2,847
	Merck & Co., Inc.,
3,644	2.400%, 09/15/22	3,602
1,040	6.000%, 09/15/17	1,261
790	Wyeth LLC, 6.450%, 02/01/24	1,052
	Zoetis, Inc.,
1,869	1.875%, 02/01/18 (e)	1,876
1,115	4.700%, 02/01/43 (e)	1,142

		36,687

	Total Health Care	133,152

	Industrials — 1.1%
	Aerospace & Defense — 0.2%
2,350	BAE Systems Holdings, Inc., 6.375%, 06/01/19 (e)	2,804
5,328	BAE Systems plc, (United Kingdom), 5.800%, 10/11/41 (e)	6,144
	Boeing Co. (The),
250	3.500%, 02/15/15	264
500	4.875%, 02/15/20	591
1,200	7.950%, 08/15/24	1,741
1,500	Honeywell International, Inc., 5.300%, 03/01/18	1,791
	Lockheed Martin Corp.,
3,084	2.125%, 09/15/16	3,206
4,472	4.070%, 12/15/42 (e)	4,187
1,000	4.250%, 11/15/19	1,127
1,750	4.850%, 09/15/41	1,831
2,365	Precision Castparts Corp., 0.700%, 12/20/15	2,368
	United Technologies Corp.,
1,982	1.800%, 06/01/17	2,042
5,076	3.100%, 06/01/22	5,310

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Aerospace & Defense — Continued
6,715	4.500%, 06/01/42	7,220
8,400	6.125%, 02/01/19	10,506

		51,132

	Air Freight & Logistics — 0.0% (g)
1,807	United Parcel Service, Inc., 2.450%, 10/01/22	1,792

	Airlines — 0.1%
1,516	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	1,630
5,512	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	5,733
494	Continental Airlines, 1999-2 Class C-2 Pass-Through Trust, 7.256%, 03/15/20	535
3,891	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	4,402
2,126	Continental Airlines, 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	2,211
3,955	Delta Air Lines, 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	4,331
1,317	Delta Air Lines, 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	1,462
3,928	Delta Air Lines, 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	4,252

		24,556

	Commercial Services & Supplies — 0.1%
	ADT Corp. (The),
3,788	3.500%, 07/15/22 (e)	3,705
2,098	4.125%, 06/15/23 (e)	2,147
3,132	4.875%, 07/15/42 (e)	2,983
	Pitney Bowes, Inc.,
4,300	4.875%, 08/15/14	4,523
7,170	5.000%, 03/15/15	7,568
1,700	5.600%, 03/15/18	1,822
4,805	Republic Services, Inc., 3.550%, 06/01/22	5,010
	Waste Management, Inc.,
1,885	4.750%, 06/30/20	2,144
1,365	7.375%, 03/11/19	1,733
800	7.750%, 05/15/32	1,105

		32,740

	Construction & Engineering — 0.0% (g)
	ABB Finance USA, Inc.,
1,677	1.625%, 05/08/17	1,699
2,333	2.875%, 05/08/22	2,361
1,035	4.375%, 05/08/42	1,087
5,475	Fluor Corp., 3.375%, 09/15/21	5,739

		10,886

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.0% (g)
	Eaton Corp.,
1,581	1.500%, 11/02/17 (e)	1,584
1,390	4.000%, 11/02/32 (e)	1,389
2,650	5.600%, 05/15/18	3,128
2,000	7.625%, 04/01/24	2,585

		8,686

	Industrial Conglomerates — 0.1%
3,748	Danaher Corp., 3.900%, 06/23/21	4,175
3,393	General Electric Co., 2.700%, 10/09/22	3,385
775	Ingersoll-Rand Co., 6.391%, 11/15/27	923
	Koninklijke Philips Electronics N.V., (Netherlands),
7,272	3.750%, 03/15/22	7,839
1,666	5.750%, 03/11/18	1,998
550	7.200%, 06/01/26	719
1,350	Siemens Financieringsmaatschappij N.V., (Netherlands), 5.750%, 10/17/16 (e)	1,563

		20,602

	Machinery — 0.1%
	Caterpillar, Inc.,
1,869	1.500%, 06/26/17	1,897
2,133	2.600%, 06/26/22	2,152
	Deere & Co.,
6,001	2.600%, 06/08/22	6,045
2,661	3.900%, 06/09/42	2,680
17,000	Illinois Tool Works, Inc., 3.900%, 09/01/42	16,541
775	Parker Hannifin Corp., 5.500%, 05/15/18	927

		30,242

	Road & Rail — 0.5%
	Burlington Northern Santa Fe LLC,
4,261	3.050%, 03/15/22	4,364
2,080	3.450%, 09/15/21	2,210
1,418	3.600%, 09/01/20	1,522
4,480	4.375%, 09/01/42	4,537
5,250	5.400%, 06/01/41	6,086
3,660	5.650%, 05/01/17	4,307
1,675	5.750%, 03/15/18	2,016
3,617	5.750%, 05/01/40	4,368
600	6.700%, 08/01/28	746
1,300	7.000%, 02/01/14	1,374
1,300	7.290%, 06/01/36	1,782
	CSX Corp.,
1,691	4.100%, 03/15/44	1,590
1,986	4.250%, 06/01/21	2,205

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	77

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
3,900	5.500%, 04/15/41	4,499
1,700	6.250%, 04/01/15	1,890
700	7.375%, 02/01/19	897
4,000	7.900%, 05/01/17	4,963
	ERAC USA Finance LLC,
2,728	2.250%, 01/10/14 (e)	2,763
2,663	2.750%, 03/15/17 (e)	2,776
3,874	4.500%, 08/16/21 (e)	4,263
3,461	5.625%, 03/15/42 (e)	3,872
400	6.375%, 10/15/17 (e)	482
4,925	6.700%, 06/01/34 (e)	6,043
2,263	Federal Express Corp. 1998 Pass-Through Trust, 6.720%, 01/15/22	2,767
	Norfolk Southern Corp.,
2,852	2.903%, 02/15/23 (e)	2,841
5,527	3.250%, 12/01/21	5,761
3,220	3.950%, 10/01/42	3,080
57	5.590%, 05/17/25	70
3,400	6.000%, 03/15/05	4,131
12,345	6.000%, 05/23/11	15,158
135	7.700%, 05/15/17	170
4,175	Penske Truck Leasing Co. LP/PTL Finance Corp., 2.875%, 07/17/18 (e)	4,221
	Ryder System, Inc.,
3,197	2.500%, 03/01/17	3,284
2,690	3.600%, 03/01/16	2,817
	Union Pacific Corp.,
1,446	2.950%, 01/15/23	1,488
4,388	4.163%, 07/15/22	4,931
1,600	4.300%, 06/15/42	1,635
175	4.875%, 01/15/15	188
1,484	5.650%, 05/01/17	1,733
1,000	5.780%, 07/15/40	1,231
	United Parcel Service of America, Inc.,
2,350	8.375%, 04/01/20	3,263
800	SUB, 8.375%, 04/01/30	1,179

		129,503

	Total Industrials	310,139

	Information Technology — 0.8%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
1,500	5.500%, 02/22/16	1,708
4,660	5.500%, 01/15/40	5,666
4,990	5.900%, 02/15/39	6,315

		13,689

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 0.2%
1,900	Dell, Inc., 7.100%, 04/15/28	1,928
	Hewlett-Packard Co.,
7,503	2.600%, 09/15/17	7,512
7,667	4.300%, 06/01/21	7,673
4,687	4.375%, 09/15/21	4,709
6,079	4.650%, 12/09/21	6,238
1,900	4.750%, 06/02/14	1,983
2,525	5.400%, 03/01/17	2,759
20,000	6.000%, 09/15/41	20,308
5,400	6.125%, 03/01/14	5,672

		58,782

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
1,909	3.000%, 03/01/18	1,918
3,260	3.375%, 11/01/15	3,398
1,778	4.500%, 03/01/23	1,777
4,635	6.000%, 04/01/20	5,199
4,265	6.875%, 07/01/13	4,348
9,617	7.500%, 01/15/27	11,582

		28,222

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,289	2.600%, 07/15/22	2,284
2,064	4.000%, 07/15/42	1,910

		4,194

	IT Services — 0.1%
	HP Enterprise Services LLC,
2,950	6.000%, 08/01/13	3,012
2,420	7.450%, 10/15/29	2,837
	International Business Machines Corp.,
5,532	1.250%, 02/06/17	5,587
8,500	1.875%, 05/15/19	8,646
5,151	1.950%, 07/22/16	5,350
762	4.000%, 06/20/42	781
3,950	5.700%, 09/14/17	4,734
660	6.220%, 08/01/27	883
4,500	7.625%, 10/15/18	5,963

		37,793

	Office Electronics — 0.1%
	Xerox Corp.,
1,961	2.950%, 03/15/17	2,011
1,770	4.500%, 05/15/21	1,871
5,050	5.625%, 12/15/19	5,724

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Office Electronics — Continued
3,200	6.750%, 02/01/17	3,696
310	8.250%, 05/15/14	336

		13,638

	Semiconductors & Semiconductor Equipment — 0.1%
	Intel Corp.,
4,883	3.300%, 10/01/21	5,103
5,768	4.000%, 12/15/32	5,691
8,285	National Semiconductor Corp., 6.600%, 06/15/17	10,133
	Texas Instruments, Inc.,
5,000	1.375%, 05/15/14	5,062
4,203	1.650%, 08/03/19	4,177

		30,166

	Software — 0.1%
3,480	Intuit, Inc., 5.750%, 03/15/17	3,991
	Microsoft Corp.,
2,307	0.875%, 11/15/17	2,294
7,590	1.625%, 09/25/15	7,809
3,387	2.125%, 11/15/22	3,296
1,214	4.500%, 10/01/40	1,324
	Oracle Corp.,
5,300	5.000%, 07/08/19	6,318
2,320	5.250%, 01/15/16	2,619
3,400	5.750%, 04/15/18	4,116
2,565	6.125%, 07/08/39	3,358
1,950	6.500%, 04/15/38	2,643

		37,768

	Total Information Technology	224,252

	Materials — 0.4%
	Chemicals — 0.3%
	Dow Chemical Co. (The),
4,340	3.000%, 11/15/22	4,244
3,156	4.125%, 11/15/21	3,410
4,831	4.250%, 11/15/20	5,306
1,926	5.250%, 11/15/41	2,072
1,345	7.375%, 11/01/29	1,784
2,901	7.600%, 05/15/14	3,137
2,044	8.550%, 05/15/19	2,759
	E.I. du Pont de Nemours & Co.,
3,706	1.950%, 01/15/16	3,826
125	4.125%, 03/06/13	125
500	4.875%, 04/30/14	526
2,150	4.900%, 01/15/41	2,470

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
1,500	5.600%, 12/15/36	1,864
5,000	6.000%, 07/15/18	6,183
	Ecolab, Inc.,
4,095	1.450%, 12/08/17	4,076
1,000	5.500%, 12/08/41	1,170
	Mosaic Co. (The),
2,201	3.750%, 11/15/21	2,313
501	4.875%, 11/15/41	531
	Potash Corp. of Saskatchewan, Inc., (Canada),
1,450	4.875%, 03/01/13	1,450
3,800	6.500%, 05/15/19	4,741
	PPG Industries, Inc.,
1,144	5.500%, 11/15/40	1,303
2,150	5.750%, 03/15/13	2,154
6,250	6.650%, 03/15/18	7,717
2,100	9.000%, 05/01/21	2,915
	Praxair, Inc.,
850	4.375%, 03/31/14	885
1,900	4.625%, 03/30/15	2,059
480	5.200%, 03/15/17	559
1,295	5.250%, 11/15/14	1,399
	Union Carbide Corp.,
6,050	7.500%, 06/01/25	7,524
6,600	7.750%, 10/01/96	7,735

		86,237

	Construction Materials — 0.0% (g)
1,666	CRH America, Inc., 6.000%, 09/30/16	1,898

	Metals & Mining — 0.1%
	BHP Billiton Finance USA Ltd., (Australia),
1,877	1.000%, 02/24/15	1,896
1,600	5.400%, 03/29/17	1,857
1,150	5.500%, 04/01/14	1,213
2,750	6.500%, 04/01/19	3,510
9,702	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 03/01/17	9,832
1,970	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	2,278
	Rio Tinto Finance USA Ltd., (Australia),
1,280	3.500%, 11/02/20	1,360
3,755	3.750%, 09/20/21	4,025
1,585	8.950%, 05/01/14	1,735
2,000	9.000%, 05/01/19	2,783
4,468	Rio Tinto Finance USA plc, (United Kingdom), 1.625%, 08/21/17	4,505

		34,994

	Total Materials	123,129

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	79

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.9%
	AT&T, Inc.,
2,343	0.800%, 12/01/15	2,344
2,068	0.900%, 02/12/16	2,069
10,870	4.300%, 12/15/42 (e)	10,246
4,950	4.350%, 06/15/45 (e)	4,657
7,000	4.450%, 05/15/21	7,912
1,120	5.100%, 09/15/14	1,195
10,603	5.350%, 09/01/40	11,612
2,925	5.500%, 02/01/18	3,456
1,300	5.600%, 05/15/18	1,551
2,295	5.625%, 06/15/16	2,629
7,200	6.300%, 01/15/38	8,772
500	6.800%, 05/15/36	638
	BellSouth Corp.,
5,850	5.200%, 09/15/14	6,247
203	6.875%, 10/15/31	244
	BellSouth Telecommunications, Inc.,
1,074	6.300%, 12/15/15	1,128
1,200	6.375%, 06/01/28	1,433
1,200	7.000%, 10/01/25	1,496
	British Telecommunications plc, (United Kingdom),
1,812	2.000%, 06/22/15	1,858
2,800	5.950%, 01/15/18	3,343
980	9.625%, 12/15/30	1,522
4,500	Centel Capital Corp., 9.000%, 10/15/19	5,582
	CenturyLink, Inc.,
9,400	6.450%, 06/15/21	10,026
6,000	7.600%, 09/15/39	5,894
	Deutsche Telekom International Finance B.V., (Netherlands),
2,555	2.250%, 03/06/17 (e)	2,624
4,200	4.875%, 07/08/14	4,431
2,327	4.875%, 03/06/42 (e)	2,369
785	5.250%, 07/22/13	799
2,025	6.000%, 07/08/19	2,458
5,800	8.750%, 06/15/30	8,384
	France Telecom S.A., (France),
4,236	2.750%, 09/14/16	4,432
6,350	8.500%, 03/01/31	9,055
	GTE Corp.,
18,000	6.840%, 04/15/18	22,359
3,400	6.940%, 04/15/28	4,417
1,000	8.750%, 11/01/21	1,369

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
10,530	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	11,389
2,300	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	2,311
8,149	Qwest Corp., 6.750%, 12/01/21	9,405
	Telecom Italia Capital S.A., (Luxembourg),
4,360	4.950%, 09/30/14	4,513
2,300	5.250%, 11/15/13	2,353
2,650	6.175%, 06/18/14	2,766
2,125	6.999%, 06/04/18	2,405
	Telefonica Emisiones S.A.U., (Spain),
2,258	5.462%, 02/16/21	2,380
1,500	5.877%, 07/15/19	1,634
3,250	6.221%, 07/03/17	3,602
2,400	6.421%, 06/20/16	2,636
	Verizon Communications, Inc.,
2,175	5.500%, 02/15/18	2,579
250	5.550%, 02/15/16	283
1,443	5.850%, 09/15/35	1,710
1,100	6.400%, 02/15/38	1,383
4,400	7.350%, 04/01/39	6,135
974	8.750%, 11/01/18	1,329
17,610	Verizon Global Funding Corp., 7.750%, 12/01/30	24,935
	Verizon Maryland, Inc.,
1,000	Series B, 5.125%, 06/15/33	1,028
3,100	7.150%, 05/01/23	3,124
900	Verizon New England, Inc., 4.750%, 10/01/13	922
880	Verizon New York, Inc., 7.375%, 04/01/32	1,128
	Verizon Pennsylvania, Inc.,
4,250	6.000%, 12/01/28	4,764
5,232	8.350%, 12/15/30	7,012

		260,277

	Wireless Telecommunication Services — 0.1%
	America Movil S.A.B. de C.V., (Mexico),
4,274	2.375%, 09/08/16	4,409
3,624	3.125%, 07/16/22	3,592
2,740	6.125%, 03/30/40	3,297
1,500	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	1,564
2,780	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	2,905
	Vodafone Group plc, (United Kingdom),
7,600	1.500%, 02/19/18	7,588

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
8,300	1.625%, 03/20/17	8,395
5,125	5.000%, 09/15/15	5,651
753	5.450%, 06/10/19	898

		38,299

	Total Telecommunication Services	298,576

	Utilities — 1.5%
	Electric Utilities — 1.0%
	Alabama Power Co.,
858	6.000%, 03/01/39	1,103
2,123	6.125%, 05/15/38	2,751
2,380	American Electric Power Co., Inc., 1.650%, 12/15/17	2,387
4,170	Appalachian Power Co., 6.700%, 08/15/37	5,405
	Arizona Public Service Co.,
2,144	4.500%, 04/01/42	2,271
1,110	4.650%, 05/15/15	1,201
3,385	5.050%, 09/01/41	3,886
4,928	Baltimore Gas & Electric Co., 2.800%, 08/15/22	4,974
	Carolina Power & Light Co.,
3,246	2.800%, 05/15/22	3,334
3,602	3.000%, 09/15/21	3,785
2,103	4.100%, 05/15/42	2,129
2,177	5.125%, 09/15/13	2,232
2,000	5.300%, 01/15/19	2,400
3,450	Cleveland Electric Illuminating Co. (The), 7.880%, 11/01/17	4,329
5,342	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	5,849
925	Connecticut Light & Power Co. (The), 5.650%, 05/01/18	1,112
1,881	DTE Electric Co., 2.650%, 06/15/22	1,908
	Duke Energy Carolinas LLC,
1,369	4.250%, 12/15/41	1,437
1,991	4.300%, 06/15/20	2,289
1,400	5.100%, 04/15/18	1,662
1,558	6.000%, 01/15/38	2,000
	Duke Energy Corp.,
4,251	2.150%, 11/15/16	4,397
2,966	3.550%, 09/15/21	3,137
1,875	3.950%, 09/15/14	1,966
	Duke Energy Indiana, Inc.,
3,860	3.750%, 07/15/20	4,248
3,100	6.350%, 08/15/38	4,044

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Enel Finance International N.V., (Netherlands),
6,030	5.125%, 10/07/19 (e)	6,401
1,000	6.000%, 10/07/39 (e)	988
	Florida Power & Light Co.,
550	5.625%, 04/01/34	680
3,900	5.950%, 10/01/33	5,084
1,000	5.950%, 02/01/38	1,314
	Florida Power Corp.,
500	4.800%, 03/01/13	500
1,125	5.650%, 06/15/18	1,355
700	6.400%, 06/15/38	935
	Georgia Power Co.,
400	5.950%, 02/01/39	506
1,100	6.000%, 11/01/13	1,139
1,507	Great Plains Energy, Inc., 4.850%, 06/01/21	1,658
	Hydro-Quebec, (Canada),
8,000	8.400%, 01/15/22	11,433
1,800	9.400%, 02/01/21	2,688
1,085	Indiana Michigan Power Co., 7.000%, 03/15/19	1,370
300	Jersey Central Power & Light Co., 7.350%, 02/01/19	384
4,657	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	5,239
10,000	Kansas City Power & Light Co., 5.300%, 10/01/41	11,178
74	Kiowa Power Partners LLC, 4.811%, 12/30/13 (e)	74
700	MidAmerican Energy Co., 5.300%, 03/15/18	834
1,625	MidAmerican Energy Holdings Co., 5.750%, 04/01/18	1,959
	Nevada Power Co.,
367	5.375%, 09/15/40	440
3,740	5.450%, 05/15/41	4,537
2,250	6.500%, 08/01/18	2,812
700	6.650%, 04/01/36	938
1,825	7.125%, 03/15/19	2,356
	NextEra Energy Capital Holdings, Inc.,
1,627	1.200%, 06/01/15	1,640
900	5.350%, 06/15/13	911
1,200	6.000%, 03/01/19	1,419
1,600	7.875%, 12/15/15	1,892
1,625	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	1,887
	Nisource Finance Corp.,
2,740	3.850%, 02/15/23	2,812

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	81

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
1,800	4.450%, 12/01/21	1,972
7,500	5.800%, 02/01/42	8,370
1,164	6.150%, 03/01/13	1,164
2,500	Northern States Power Co., 6.250%, 06/01/36	3,365
	Ohio Power Co.,
625	5.375%, 10/01/21	750
2,400	5.750%, 09/01/13	2,463
1,550	6.050%, 05/01/18	1,865
	Oncor Electric Delivery Co. LLC,
6,150	6.800%, 09/01/18	7,622
1,200	7.000%, 09/01/22	1,536
	Pacific Gas & Electric Co.,
5,628	2.450%, 08/15/22	5,554
1,411	3.250%, 09/15/21	1,502
1,875	4.450%, 04/15/42	1,993
7,260	4.500%, 12/15/41	7,776
1,980	5.625%, 11/30/17	2,372
445	6.050%, 03/01/34	571
750	8.250%, 10/15/18	1,014
	PacifiCorp,
1,000	3.850%, 06/15/21	1,116
250	5.500%, 01/15/19	303
2,850	5.650%, 07/15/18	3,485
	Peco Energy Co.,
5,600	2.375%, 09/15/22	5,594
900	5.350%, 03/01/18	1,083
900	Pennsylvania Electric Co., 6.050%, 09/01/17	1,051
1,320	Potomac Electric Power Co., 6.500%, 11/15/37	1,807
1,721	PPL Electric Utilities Corp., 2.500%, 09/01/22	1,720
	Progress Energy, Inc.,
3,769	3.150%, 04/01/22	3,826
3,778	4.400%, 01/15/21	4,205
730	6.050%, 03/15/14	770
1,480	7.750%, 03/01/31	2,045
	Public Service Co. of Colorado,
2,031	2.250%, 09/15/22	1,999
1,160	3.200%, 11/15/20	1,251
275	5.800%, 08/01/18	339
	Public Service Co. of Oklahoma,
1,964	4.400%, 02/01/21	2,202
4,350	6.625%, 11/15/37	5,674
	Public Service Electric & Gas Co.,
825	5.300%, 05/01/18	978

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
1,138	5.375%, 11/01/39	1,402
5,300	6.330%, 11/01/13	5,499
	Southern California Edison Co.,
988	3.875%, 06/01/21	1,109
3,800	3.900%, 12/01/41	3,814
1,200	4.150%, 09/15/14	1,262
1,400	5.500%, 08/15/18	1,712
1,650	5.750%, 03/15/14	1,737
645	5.950%, 02/01/38	838
2,450	6.050%, 03/15/39	3,240
	Southern Co. (The),
2,973	1.950%, 09/01/16	3,070
580	4.150%, 05/15/14	605
3,400	Southwestern Public Service Co., 8.750%, 12/01/18	4,572
	Virginia Electric and Power Co.,
776	2.950%, 01/15/22	813
4,600	5.400%, 04/30/18	5,524
800	5.950%, 09/15/17	969
	Wisconsin Electric Power Co.,
261	2.950%, 09/15/21	273
1,400	6.000%, 04/01/14	1,482
1,295	6.250%, 12/01/15	1,488
	Xcel Energy, Inc.,
601	4.700%, 05/15/20	705
924	4.800%, 09/15/41	1,031
3,400	6.500%, 07/01/36	4,544

		288,625

	Gas Utilities — 0.2%
	AGL Capital Corp.,
5,139	3.500%, 09/15/21	5,498
1,700	4.450%, 04/15/13	1,708
11,728	5.875%, 03/15/41	14,792
6,700	6.375%, 07/15/16	7,832
	Atmos Energy Corp.,
8,045	4.150%, 01/15/43	8,172
690	8.500%, 03/15/19	934
2,454	Boston Gas Co., 4.487%, 02/15/42 (e)	2,576
	CenterPoint Energy Resources Corp.,
1,000	4.500%, 01/15/21	1,124
530	6.125%, 11/01/17	632
6,923	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	6,901

		50,169

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Independent Power Producers & Energy Traders — 0.1%
	Exelon Generation Co. LLC,
6,000	4.000%, 10/01/20	6,325
1,857	5.750%, 10/01/41	2,050
9,500	PPL Energy Supply LLC, 4.600%, 12/15/21	10,049
	PSEG Power LLC,
800	4.150%, 09/15/21	860
2,411	5.125%, 04/15/20	2,739
2,190	5.500%, 12/01/15	2,437
1,255	8.625%, 04/15/31	1,830
1,417	Southern Power Co., 5.150%, 09/15/41	1,587

		27,877

	Multi-Utilities — 0.2%
3,780	CenterPoint Energy, Inc., 6.500%, 05/01/18	4,609
3,078	Consolidated Edison Co. of New York, Inc., 5.700%, 06/15/40	3,907
	Consumers Energy Co.,
1,498	2.850%, 05/15/22	1,542
1,400	5.650%, 04/15/20	1,716
1,648	Delmarva Power & Light Co., 4.000%, 06/01/42	1,677
	Dominion Resources, Inc.,
2,052	4.900%, 08/01/41	2,279
5,650	5.250%, 08/01/33	6,484
590	6.000%, 11/30/17	709
1,200	7.000%, 06/15/38	1,678
1,600	8.875%, 01/15/19	2,185
1,550	PG&E Corp., 5.750%, 04/01/14	1,631
	San Diego Gas & Electric Co.,
3,000	3.950%, 11/15/41	3,073
2,065	6.000%, 06/01/26	2,741
	Sempra Energy,
3,500	2.875%, 10/01/22	3,490
1,500	6.000%, 10/15/39	1,872
2,300	6.150%, 06/15/18	2,814
900	6.500%, 06/01/16	1,052
2,760	8.900%, 11/15/13	2,919
8,150	9.800%, 02/15/19	11,516

		57,894

	Water Utilities — 0.0% (g)
	American Water Capital Corp.,
4,625	6.085%, 10/15/17	5,531
3,740	6.593%, 10/15/37	4,899

		10,430

	Total Utilities	434,995

	Total Corporate Bonds (Cost $4,677,060)	5,043,206

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Securities — 0.5%
	Israel Government AID Bond, (Israel),
1,316	Zero Coupon, 08/15/17	1,260
10,000	Zero Coupon, 03/15/18	9,455
4,589	Zero Coupon, 08/15/18	4,294
3,345	Zero Coupon, 11/01/19	3,012
5,010	Zero Coupon, 08/15/20	4,380
4,000	Zero Coupon, 11/01/23	2,995
24,700	Zero Coupon, 11/01/24	17,475
2,500	Zero Coupon, 11/15/26	1,602
6,000	5.500%, 09/18/33	7,896
3,040	Province of Manitoba, (Canada), 2.125%, 04/22/13	3,048
	Province of Ontario, (Canada),
16,000	0.950%, 05/26/15	16,156
12,742	1.650%, 09/27/19	12,708
5,500	2.700%, 06/16/15	5,770
12,250	2.950%, 02/05/15	12,830
560	Province of Quebec, (Canada), SUB, 7.365%, 03/06/26	793
10,000	Tunisia Government AID Bond, (Tunisia), 1.686%, 07/16/19	10,098
	United Mexican States, (Mexico),
4,356	4.750%, 03/08/44	4,563
5,706	5.750%, 10/12/10	6,325
2,035	5.875%, 01/15/14	2,141
850	6.625%, 03/03/15	944
4,881	7.500%, 04/08/33	7,041
2,925	8.300%, 08/15/31	4,512

	Total Foreign Government Securities (Cost $131,657)	139,298

Mortgage Pass-Through Securities — 14.7%
	Federal Home Loan Mortgage Corp.,
67	ARM, 2.086%, 07/01/19	71
649	ARM, 2.143%, 08/01/36	689
1,420	ARM, 2.232%, 07/01/36	1,512
2,048	ARM, 2.245%, 05/01/37	2,173
58	ARM, 2.250%, 07/01/26	58
159	ARM, 2.262%, 01/01/27	170
682	ARM, 2.300%, 04/01/37	724
62	ARM, 2.328%, 04/01/30	66
598	ARM, 2.343%, 01/01/37	635
1,798	ARM, 2.352%, 08/01/36	1,912
795	ARM, 2.355%, 12/01/33	848
3,910	ARM, 2.370%, 05/01/36	4,168
1,274	ARM, 2.375%, 07/01/36	1,361
9,266	ARM, 2.378%, 08/01/36	9,852

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	83

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
3,964	ARM, 2.405%, 05/01/33	4,196
1,566	ARM, 2.448%, 01/01/35	1,669
5,035	ARM, 2.456%, 10/01/36	5,337
3,231	ARM, 2.482%, 10/01/36	3,441
3,015	ARM, 2.513%, 09/01/34	3,209
2,003	ARM, 2.534%, 10/01/36	2,137
7,889	ARM, 2.586%, 03/01/37	8,448
2,340	ARM, 2.590%, 10/01/36	2,497
129	ARM, 2.614%, 09/01/32	137
7,345	ARM, 2.620%, 12/01/36	7,836
3,243	ARM, 2.640%, 11/01/36	3,462
4,631	ARM, 2.693%, 02/01/37	4,912
749	ARM, 2.703%, 11/01/36	799
1,765	ARM, 2.714%, 10/01/36	1,884
7,414	ARM, 2.721%, 12/01/36	7,922
766	ARM, 2.722%, 02/01/36	814
2,031	ARM, 2.732%, 12/01/35	2,178
3,258	ARM, 2.736%, 05/01/37	3,484
1,113	ARM, 2.750%, 05/01/37	1,191
505	ARM, 2.758%, 08/01/35	541
274	ARM, 2.779%, 02/01/37	293
481	ARM, 2.785%, 10/01/36	501
1,664	ARM, 2.825%, 01/01/37	1,751
656	ARM, 2.836%, 05/01/37	697
1,490	ARM, 2.864%, 04/01/34	1,577
3,025	ARM, 2.870%, 09/01/36	3,215
1,179	ARM, 2.901%, 07/01/37	1,265
4,079	ARM, 2.919%, 09/01/36	4,370
2,962	ARM, 2.937%, 02/01/37	3,177
4,481	ARM, 2.973%, 12/01/36	4,766
2,206	ARM, 3.021%, 05/01/38	2,360
5,487	ARM, 3.091%, 05/01/37	5,849
3,768	ARM, 3.151%, 03/01/36	3,964
1,858	ARM, 3.174%, 04/01/37	1,956
1,773	ARM, 3.187%, 11/01/36	1,893
1,192	ARM, 3.204%, 03/01/37	1,271
2,380	ARM, 3.227%, 10/01/36	2,539
864	ARM, 3.264%, 03/01/37	922
559	ARM, 3.269%, 02/01/37	591
393	ARM, 3.278%, 12/01/36	419
2,843	ARM, 3.292%, 05/01/37	3,007
3,160	ARM, 3.379%, 04/01/38	3,372
943	ARM, 3.423%, 05/01/36	994
5,172	ARM, 3.511%, 03/01/36	5,594
4,428	ARM, 4.896%, 02/01/36	4,760
6,693	ARM, 5.023%, 01/01/35	7,207

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

2,335		ARM, 5.069%, 07/01/36	2,516
2,380		ARM, 5.110%, 06/01/36	2,553
2,963		ARM, 5.532%, 06/01/37	3,192
2,355		ARM, 5.613%, 05/01/36	2,495
427		ARM, 5.704%, 04/01/37	459
9,218		ARM, 5.969%, 06/01/36	9,931
6,233		ARM, 6.066%, 11/01/36	6,720
288		ARM, 6.129%, 12/01/36	309
804		ARM, 6.340%, 11/01/37	873
427		ARM, 6.407%, 02/01/37	460
1,558		ARM, 6.449%, 11/01/36	1,664
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
1,728		4.000%, 06/01/18 - 05/01/19	1,837
1,699		4.500%, 08/01/18 - 10/01/18	1,813
7,768		5.000%, 10/01/17 - 12/01/18	8,296
36,925		5.500%, 06/01/17 - 02/01/24	39,921
17,788		6.000%, 04/01/17 - 03/01/22	19,010
2,741		6.500%, 07/01/16 - 03/01/22	2,925
28		7.000%, 04/01/17	30
—	(h)	7.500%, 10/01/14	—	(h)
4		8.500%, 11/01/15	4
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
23,140		3.500%, 01/01/32 - 03/01/32	24,515
3,221		5.500%, 01/01/23 - 11/01/23	3,507
256		6.000%, 12/01/22	281
2,108		6.500%, 12/01/13 - 01/01/28	2,337
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
63,357		4.500%, 05/01/41	67,976
91,289		5.000%, 01/01/34 - 08/01/40	100,143
21,130		5.500%, 01/01/33 - 03/01/40	23,080
2,407		6.000%, 10/01/29 - 12/01/36	2,689
13,821		6.500%, 08/01/29 - 03/01/38	15,781
3,615		7.000%, 04/01/26 - 02/01/37	4,248
6,558		7.500%, 08/01/25 - 09/01/38	8,084
36		8.000%, 07/01/20 - 11/01/24	42
102		8.500%, 07/01/28	126
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
13,026		7.500%, 01/01/32 - 12/01/36	15,315
7,007		10.000%, 10/01/30	8,260
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
55,916		3.500%, 06/01/42	59,283
50,493		4.000%, 06/01/42 - 10/01/42	55,127

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
7,970	5.500%, 04/01/18	8,475
7,858	6.000%, 02/01/33 - 11/01/36	8,589
32,828	6.500%, 12/01/35 - 06/01/37	36,349
345	7.000%, 07/01/29 - 08/01/47	386
1,403	10.000%, 03/17/26	1,529
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
11	12.000%, 08/01/15 - 07/01/19	11
	Federal National Mortgage Association,
704	ARM, 1.709%, 08/01/34	731
1,721	ARM, 1.841%, 07/01/37	1,835
43	ARM, 1.904%, 03/01/19	44
1,127	ARM, 1.937%, 09/01/33	1,184
2,301	ARM, 1.961%, 02/01/37	2,419
1,601	ARM, 2.021%, 01/01/37	1,688
598	ARM, 2.048%, 02/01/35	631
4,747	ARM, 2.060%, 09/01/36	5,026
422	ARM, 2.128%, 11/01/34	449
8,895	ARM, 2.141%, 01/01/35	9,439
3,720	ARM, 2.151%, 01/01/36	3,920
193	ARM, 2.170%, 07/01/34	205
1,638	ARM, 2.237%, 07/01/35	1,745
1,365	ARM, 2.242%, 08/01/36	1,466
1,432	ARM, 2.306%, 11/01/37	1,529
10	ARM, 2.324%, 01/01/19	10
468	ARM, 2.341%, 01/01/35	497
1,017	ARM, 2.342%, 09/01/36	1,060
7,206	ARM, 2.371%, 12/01/37	7,748
5	ARM, 2.375%, 08/01/19	5
1,188	ARM, 2.381%, 05/01/35	1,263
1,593	ARM, 2.383%, 01/01/36	1,692
1,830	ARM, 2.385%, 04/01/35	1,941
1,541	ARM, 2.420%, 06/01/34	1,627
231	ARM, 2.469%, 08/01/35	245
892	ARM, 2.500%, 11/01/33	943
1,193	ARM, 2.530%, 10/01/34	1,270
2,198	ARM, 2.537%, 02/01/37	2,319
1,084	ARM, 2.573%, 03/01/35	1,151
4,875	ARM, 2.577%, 11/01/37	5,203
670	ARM, 2.601%, 10/01/34	709
1,846	ARM, 2.606%, 10/01/35	1,968
642	ARM, 2.616%, 11/01/34	683
273	ARM, 2.622%, 01/01/34	290
939	ARM, 2.664%, 08/01/33	999
716	ARM, 2.669%, 09/01/35	762
2,028	ARM, 2.679%, 10/01/36	2,171

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

712	ARM, 2.685%, 04/01/34	749
1,948	ARM, 2.692%, 01/01/38	2,082
186	ARM, 2.720%, 05/01/35	196
164	ARM, 2.721%, 09/01/34	175
1,755	ARM, 2.752%, 08/01/34 - 09/01/36	1,863
1,122	ARM, 2.759%, 01/01/37	1,194
4,237	ARM, 2.789%, 04/01/37	4,520
5,808	ARM, 2.818%, 12/01/36	6,257
897	ARM, 2.824%, 06/01/36	959
5,071	ARM, 2.833%, 06/01/36	5,423
7,215	ARM, 2.846%, 07/01/37	7,721
335	ARM, 2.872%, 07/01/37	356
1,662	ARM, 2.877%, 07/01/36	1,771
1,690	ARM, 2.884%, 07/01/37	1,810
1,504	ARM, 2.896%, 11/01/36	1,618
204	ARM, 2.898%, 09/01/27	216
3,655	ARM, 2.911%, 08/01/36	3,903
2,640	ARM, 2.935%, 09/01/33 - 12/01/36	2,820
3,436	ARM, 2.945%, 06/01/36 - 09/01/36	3,675
794	ARM, 2.958%, 05/01/36	843
628	ARM, 3.077%, 02/01/36	667
16,649	ARM, 3.118%, 03/01/36	17,692
142	ARM, 3.123%, 09/01/37	152
1,894	ARM, 3.186%, 11/01/36	2,020
2,168	ARM, 3.187%, 10/01/36	2,308
5,430	ARM, 3.192%, 10/01/36	5,795
142	ARM, 3.242%, 01/01/36	151
5,315	ARM, 3.769%, 08/01/37	5,665
173	ARM, 3.804%, 03/01/29	184
1,585	ARM, 3.926%, 09/01/37	1,702
404	ARM, 4.454%, 08/01/36	433
333	ARM, 5.073%, 01/01/34	356
8,625	ARM, 5.418%, 01/01/23	9,438
1,673	ARM, 5.840%, 09/01/37	1,808
1,272	ARM, 5.965%, 09/01/37	1,388
3,899	ARM, 6.106%, 09/01/36	4,184
795	ARM, 6.119%, 09/01/37	862
2,777	ARM, 6.242%, 08/01/36	3,026
	Federal National Mortgage Association, 15 Year, Single Family,
556	3.500%, 04/01/19	590
2,911	4.000%, 07/01/18 - 12/01/20	3,121
18,462	4.500%, 05/01/18 - 12/01/19	19,994
23,178	5.000%, 12/01/16 - 08/01/24	25,163
22,062	5.500%, 02/01/18 - 07/01/20	23,898
45,577	6.000%, 06/01/16 - 07/01/24	49,439

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	85

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
5,911	6.500%, 05/01/13 - 02/01/24	6,587
620	7.000%, 03/01/17 - 11/01/17	658
12	7.500%, 03/01/17	13
5	8.000%, 11/01/15	5
	Federal National Mortgage Association, 20 Year, Single Family,
25,456	3.500%, 07/01/32 - 08/01/32	27,012
829	5.000%, 10/01/25	909
2,932	5.500%, 07/01/25	3,221
28,028	6.000%, 04/01/24 - 09/01/29	30,770
6,000	6.500%, 05/01/22 - 08/01/26	6,652
	Federal National Mortgage Association, 30 Year, FHA/VA,
255	6.000%, 09/01/33	288
405	6.500%, 03/01/29	472
69	7.000%, 02/01/33	83
84	8.000%, 06/01/28	102
59	8.500%, 02/01/30	68
98	9.000%, 05/01/18 - 12/01/30	102
30	9.500%, 12/01/18	34
	Federal National Mortgage Association, 30 Year, Single Family,
1,356	4.000%, 12/01/33	1,454
1,905	4.500%, 11/01/33 - 09/01/34	2,060
69,290	5.000%, 06/01/33 - 08/01/40	76,662
85,622	5.500%, 11/01/32 - 12/01/39	94,042
42,987	6.000%, 12/01/28 - 11/01/38	47,961
79,902	6.500%, 11/01/29 - 10/01/38	90,784
42,868	7.000%, 01/01/24 - 01/01/39	49,961
24,755	7.500%, 11/01/22 - 04/01/39	29,536
1,406	8.000%, 03/01/21 - 01/01/38	1,722
37	8.500%, 07/01/24 - 06/01/25	44
3	9.000%, 04/01/26	3
22	9.500%, 07/01/28	26
16	10.000%, 02/01/24	17
9	12.500%, 01/01/16	10
	Federal National Mortgage Association, Other,
13,000	VAR, 0.479%, 11/01/22	12,996
11,934	VAR, 0.499%, 11/01/22	11,930
41,000	VAR, 0.549%, 01/01/23	40,990
41,000	VAR, 0.550%, 01/01/23	40,986
45,521	VAR, 0.560%, 01/01/23	45,688
24,060	VAR, 0.569%, 01/01/23	24,054
11,000	VAR, 0.585%, 02/01/23	11,009
5,900	VAR, 0.589%, 11/01/21	5,944
25,525	VAR, 0.599%, 10/01/22	25,515

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

8,086	VAR, 0.600%, 01/01/23	8,084
14,895	VAR, 0.639%, 10/01/22	14,889
12,000	VAR, 0.649%, 09/01/22	12,012
14,849	VAR, 0.759%, 08/01/22	14,857
7,000	VAR, 0.800%, 03/01/22	6,999
12,000	VAR, 0.819%, 04/01/22	11,999
15,895	VAR, 0.829%, 12/01/20	15,970
13,791	VAR, 0.949%, 01/01/19	13,888
18,012	VAR, 0.979%, 04/01/22	18,151
9,817	VAR, 1.009%, 03/01/22	9,924
506	VAR, 2.875%, 08/01/34	540
5,888	VAR, 6.070%, 11/01/18	6,364
22,226	0.610 - 0.750%, 03/01/63 - 03/20/63	22,221
18,000	1.446%, 07/01/17	18,341
8,422	1.519%, 12/01/19	8,444
8,337	1.550%, 01/01/20	8,359
14,975	1.580%, 01/01/20	15,083
10,000	1.690%, 12/01/19	10,057
11,000	1.750%, 03/01/63	10,986
7,886	1.860%, 12/01/19	8,036
15,000	2.000%, 12/01/20	15,033
22,788	2.004%, 01/01/17 - 07/01/19	23,268
10,000	2.056%, 01/01/17	10,138
47,701	2.097%, 08/01/19	49,074
7,000	2.170%, 06/01/19	7,274
20,000	2.211%, 04/01/19	20,862
5,000	2.221%, 01/01/23	4,974
9,892	2.263%, 05/01/19	10,329
7,434	2.273%, 07/01/19	7,755
2,045	2.350%, 03/15/18	2,045
10,500	2.356%, 12/01/22	10,548
11,483	2.370%, 01/01/23	11,599
3,988	2.397%, 12/01/22	4,022
29,597	2.400%, 01/01/23 - 02/01/23	29,939
17,213	2.407%, 01/01/23	17,348
38,442	2.418%, 12/01/22 - 01/01/23	38,745
29,979	2.449%, 07/01/19 - 11/01/22	30,946
12,500	2.450%, 02/01/23	12,531
13,965	2.459%, 11/01/22 - 12/01/22	14,134
17,733	2.469%, 10/01/22 - 12/01/22	17,964
15,810	2.480%, 12/01/22	16,021
10,915	2.490%, 10/01/17 - 11/01/22	11,258
26,000	2.500%, 12/01/22 - 04/01/23	26,184
18,802	2.521%, 11/01/22 - 01/01/23	19,059
37,143	2.531%, 06/01/19 - 01/01/23	38,253
8,971	2.552%, 09/01/22 - 11/01/22	9,085

SEE NOTES TO FINANCIAL STATEMENTS.

86	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
9,200	2.593%, 01/01/23	9,280
10,000	2.604%, 10/01/22	10,238
17,131	2.635%, 11/01/22	17,540
10,000	2.650%, 08/01/22	10,225
6,000	2.655%, 10/01/22	6,159
6,050	2.670%, 07/01/22	6,201
16,883	2.686%, 06/01/22 - 01/01/23	17,376
3,978	2.690%, 10/01/17	4,237
5,800	2.707%, 10/01/17	6,176
6,625	2.722%, 10/01/22	6,831
12,372	2.759%, 07/01/22	12,815
10,000	2.779%, 07/01/22	10,369
17,131	2.790%, 04/01/22	17,852
11,831	2.831%, 05/01/22	12,328
9,853	2.841%, 03/01/22	10,229
15,550	2.852%, 06/01/22	16,207
11,378	2.914%, 07/01/22	11,904
14,825	2.955%, 05/01/22	15,559
14,437	2.970%, 11/01/18	15,550
9,883	2.996%, 05/01/22	10,399
10,871	3.038%, 05/01/22	11,470
19,207	3.069%, 01/01/22 - 03/01/22	20,297
2,942	3.089%, 02/01/22	3,119
8,959	3.100%, 03/15/20 - 02/01/22	9,262
6,823	3.120%, 05/01/22	7,236
19,121	3.131%, 12/01/21 - 01/01/22	20,361
12,000	3.141%, 12/01/18	13,011
8,360	3.162%, 02/01/22	8,853
14,257	3.182%, 03/01/22 - 04/01/22	15,170
25,034	3.193%, 01/01/22 - 02/01/22	26,725
7,791	3.203%, 05/01/22	8,305
21,886	3.224%, 01/01/22 - 05/01/22	23,385
5,977	3.230%, 11/01/20	6,454
27,975	3.244%, 02/01/22 - 03/01/22	29,824
8,000	3.290%, 10/01/20	8,666
8,000	3.306%, 01/01/22	8,598
3,000	3.317%, 03/01/22	3,207
7,859	3.379%, 11/01/20	8,497
3,934	3.420%, 12/01/21	4,256
6,500	3.461%, 11/01/20	7,060
8,000	3.472%, 10/01/20	8,699
10,000	3.492%, 01/01/18	10,977
19,464	3.500%, 12/01/32 - 02/01/33	20,693
2,655	3.503%, 08/01/17	2,894
3,577	3.513%, 10/01/21	3,894
6,403	3.520%, 01/01/18	7,043

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

19,650	3.544%, 09/01/20 - 11/01/21	21,428
15,150	3.590%, 10/01/20	16,679
8,500	3.596%, 12/01/20	9,302
1,937	3.600%, 09/01/20	2,132
19,854	3.616%, 09/01/20 - 10/01/20	21,746
28,861	3.621%, 09/01/20	31,637
9,964	3.639%, 12/01/20	10,971
24,130	3.658%, 01/01/18 - 10/01/20	26,488
10,000	3.709%, 10/01/21	10,989
19,736	3.730%, 06/01/18	22,108
18,757	3.740%, 07/01/20 - 08/01/20	20,824
3,000	3.751%, 01/01/18	3,308
12,735	3.761%, 06/01/18 - 01/01/25	13,967
5,840	3.800%, 03/01/18	6,481
3,622	3.802%, 09/01/20	4,005
3,863	3.823%, 12/01/20	4,281
38,974	3.895%, 01/01/21 - 09/01/21	43,465
7,446	3.906%, 09/01/21	8,296
10,000	3.926%, 08/01/20	11,133
14,888	3.930%, 07/01/20	16,702
10,000	3.940%, 07/01/21	11,262
14,387	3.947%, 06/01/17	15,813
24,196	3.957%, 12/01/20 - 12/01/21	27,006
9,936	3.960%, 08/01/20	11,165
26,094	3.978%, 09/01/20 - 09/01/21	29,155
10,000	3.980%, 11/01/16	10,497
9,778	3.988%, 07/01/21	10,945
11,400	3.999%, 01/01/21	12,757
32,313	4.000%, 04/01/20 - 07/01/42	35,049
17,639	4.009%, 09/01/21	19,847
35,203	4.019%, 08/01/20 - 09/01/21	39,453
7,000	4.045%, 10/01/20	7,848
6,667	4.050%, 09/01/21	7,491
4,000	4.061%, 01/01/21	4,496
15,000	4.081%, 07/01/20	16,841
6,384	4.102%, 06/01/21	7,187
5,465	4.123%, 07/01/21	6,165
7,029	4.130%, 07/01/20	7,962
6,700	4.154%, 06/01/21	7,566
6,778	4.185%, 01/01/21 - 08/01/21	7,671
9,667	4.195%, 07/01/21	10,950
31,751	4.201%, 07/01/20	35,990
18,000	4.205%, 10/01/21	20,411
6,914	4.236%, 06/01/21	7,842
10,000	4.250%, 04/01/21	11,462
16,449	4.267%, 11/01/19 - 08/01/21	18,650

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	87

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
9,853	4.291%, 06/01/21	11,362
17,519	4.298%, 03/01/21	19,940
19,037	4.319%, 12/01/19 - 09/01/23	21,568
5,500	4.329%, 06/01/21	6,277
5,000	4.330%, 02/01/21	5,745
14,858	4.350%, 04/01/20	17,044
24,351	4.380%, 01/01/21	28,042
20,712	4.381%, 11/01/19 - 06/01/21	23,690
7,600	4.390%, 05/01/21	8,771
7,600	4.391%, 04/01/21	8,711
61,500	4.399%, 02/01/20	70,665
31,400	4.402%, 12/01/19 - 07/01/21	35,922
19,104	4.424%, 01/01/20	21,760
7,828	4.443%, 08/01/20 - 04/01/21	8,951
8,779	4.444%, 01/01/21	10,143
9,804	4.461%, 07/01/21	11,316
7,338	4.474%, 04/01/21	8,430
18,000	4.484%, 06/01/21	20,754
2,845	4.500%, 03/01/20	3,253
15,000	4.505%, 05/01/21	17,281
23,002	4.514%, 04/01/20	26,483
11,602	4.515%, 02/01/20	13,341
21,325	4.530%, 12/01/19	24,954
3,364	4.540%, 01/01/20	3,887
2,800	4.546%, 02/01/20	3,217
11,494	4.552%, 08/01/26	13,204
4,287	4.598%, 01/01/21	4,956
9,000	4.629%, 06/01/21	10,466
27,500	4.650%, 08/01/21	32,039
10,790	4.762%, 08/01/26	12,787
6,866	4.766%, 08/01/26	8,137
12,719	4.794%, 01/01/21	14,815
11,724	4.821%, 12/01/26	13,516
3,774	5.000%, 04/01/31 - 12/01/32	4,252
2,610	5.400%, 03/15/43	2,598
8,921	5.414%, 05/01/17	9,992
8,810	5.500%, 03/01/17 - 06/01/39	9,428
12,153	6.000%, 02/01/36 - 11/01/48	13,178
5,417	6.500%, 04/01/36 - 05/01/37	5,927
3,982	7.000%, 02/01/36 - 01/01/38	4,534
245	7.500%, 10/01/37	281
941	8.000%, 11/01/37	1,087
125	10.890%, 04/15/19	137
	Government National Mortgage Association II, 30 Year, Single Family,
6,661	5.500%, 09/20/39	7,341

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

44,148	6.000%, 03/20/28 - 08/20/39	50,321
2,459	6.500%, 07/20/29	2,829
1,337	7.000%, 08/20/38	1,543
166	7.500%, 02/20/28 - 09/20/28	202
323	8.000%, 12/20/25 - 09/20/28	403
144	8.500%, 03/20/25 - 05/20/25	175
533	Government National Mortgage Association II, Other, 6.000%, 11/20/38	582
	Government National Mortgage Association, 15 Year, Single Family,
129	6.000%, 10/15/17	138
129	6.500%, 06/15/17	139
173	8.000%, 01/15/16	180
	Government National Mortgage Association, 30 Year, Single Family,
8,614	5.500%, 04/15/33 - 09/15/34	9,736
388	6.000%, 11/15/28	442
5,939	6.500%, 01/15/24 - 12/15/35	6,905
10,269	7.000%, 08/15/23 - 04/15/37	12,044
2,117	7.500%, 11/15/22 - 10/15/37	2,478
55	8.000%, 05/15/22 - 08/15/28	60
22	8.500%, 03/15/17 - 11/15/17	24
47	9.000%, 08/15/16 - 11/15/24	51
2,752	9.500%, 09/15/18 - 12/15/25	3,158
12	12.000%, 11/15/19	12

	Total Mortgage Pass-Through Securities (Cost $4,139,561)	4,313,258

Municipal Bonds — 0.3% (t)
	California — 0.0% (g)
3,410	Los Angeles Department of Airports, Taxable Build America Bonds, Rev., 6.582%, 05/15/39	4,384
2,675	State of California, Build America Bonds, GO, 7.300%, 10/01/39	3,745

		8,129

	Illinois — 0.0% (g)
5,450	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	5,402

	New York — 0.2%
2,500	New York State Dormitory Authority, State Personal Income Tax, Build America Bonds, Rev., 5.600%, 03/15/40	3,128
12,225	Port Authority of New York & New Jersey, Taxable Consolidated 164, Rev., 5.647%, 11/01/40	15,103

SEE NOTES TO FINANCIAL STATEMENTS.

88	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Municipal Bonds — Continued
	New York — Continued
24,205	Port Authority of New York & New Jersey, Taxable Consolidated 174, Rev., 4.458%, 10/01/62	24,423

		42,654

	Ohio — 0.1%
13,075	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	17,545
10,678	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	11,506

		29,051

	Total Municipal Bonds (Cost $75,690)	85,236

Supranational — 0.2%
26,360	African Development Bank, 8.800%, 09/01/19	35,255
	Corp. Andina de Fomento,
9,103	3.750%, 01/15/16	9,643
720	5.200%, 05/21/13	726
9,500	International Bank for Reconstruction & Development, Zero Coupon, 02/15/16	9,254

	Total Supranational (Cost $54,175)	54,878

U.S. Government Agency Securities — 2.3%
6,455	Federal Farm Credit Bank, 5.125%, 11/15/18	7,824
11,000	Federal Home Loan Bank, 5.500%, 07/15/36	14,803
	Federal Home Loan Mortgage Corp.,
4,000	5.125%, 11/17/17	4,790
14,650	5.500%, 08/23/17	17,697
	Federal National Mortgage Association,
10,000	Zero Coupon, 07/05/14	9,921
26,500	Zero Coupon, 06/01/17	25,457
10,000	2.700%, 03/28/22	10,016
18,700	5.000%, 05/11/17	22,027
33,400	5.375%, 06/12/17	39,955
	Federal National Mortgage Association STRIPS,
11,500	Zero Coupon, 11/15/21	9,342
9,000	Zero Coupon, 05/15/30	4,959
	Financing Corp. Fico,
3,910	Zero Coupon, 11/30/17	3,681
1,882	Zero Coupon, 04/06/18	1,772
59,540	Zero Coupon, 05/11/18	55,937
6,281	Zero Coupon, 08/03/18	5,848
2,000	Zero Coupon, 03/07/19	1,834

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

26,800	Zero Coupon, 04/05/19	24,257
30,760	Zero Coupon, 09/26/19	27,658
	Government Trust Certificate,
4,488	Zero Coupon, 10/01/15	4,347
5,741	Zero Coupon, 04/01/16	5,515
13,319	Zero Coupon, 04/01/19	12,161
	Residual Funding Corp. STRIPS,
90,650	Zero Coupon, 10/15/19	82,125
179,250	Zero Coupon, 07/15/20	158,280
56,600	Zero Coupon, 10/15/20	49,478
22,000	Zero Coupon, 01/15/21	19,030
	Tennessee Valley Authority,
2,935	4.625%, 09/15/60	3,353
1,195	5.250%, 09/15/39	1,535
9,500	5.500%, 07/18/17	11,481
550	5.500%, 06/15/38	725
6,000	5.880%, 04/01/36	8,273
	Tennessee Valley Authority STRIPS,
4,138	Zero Coupon, 12/15/17	3,861
7,506	Zero Coupon , 01/15/19	6,868
12,000	Zero Coupon, 05/01/19	10,738
13,000	Zero Coupon, 11/01/25	8,667

	Total U.S. Government Agency Securities (Cost $651,518)	674,215

U.S. Treasury Obligations — 24.4%
	U.S. Treasury Bonds,
87,600	4.500%, 02/15/36	111,772
5,650	4.500%, 05/15/38	7,234
2,000	4.500%, 08/15/39	2,567
38,325	4.750%, 02/15/37	50,691
12,800	5.000%, 05/15/37	17,514
650	5.250%, 11/15/28	879
4,000	5.250%, 02/15/29	5,420
6,900	5.375%, 02/15/31	9,603
14,350	5.500%, 08/15/28	19,870
4,300	6.000%, 02/15/26	6,117
4,550	6.125%, 11/15/27	6,633
2,500	6.125%, 08/15/29	3,704
7,650	6.250%, 05/15/30	11,553
4,750	6.375%, 08/15/27	7,063
7,550	6.500%, 11/15/26	11,264
7,300	6.625%, 02/15/27	11,027
7,800	6.750%, 08/15/26	11,841
6,620	7.125%, 02/15/23	9,852
16,490	7.250%, 08/15/22 (m)	24,512
56,392	7.500%, 11/15/16 (m)	70,869

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	89

JPMorgan Core Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
8,717	7.875%, 02/15/21 (m)	12,982
8,000	8.000%, 11/15/21	12,206
16,650	8.125%, 05/15/21	25,277
48,180	8.500%, 02/15/20	71,845
25,150	8.750%, 05/15/20	38,236
73,089	8.750%, 08/15/20	112,032
196,750	8.875%, 08/15/17 (m)	268,087
30,200	11.250%, 02/15/15	36,684
	U.S. Treasury Bonds STRIPS,
29,374	08/15/13	29,357
38,855	02/15/14 (m)	38,782
11,132	05/15/14 (m)	11,105
48,062	08/15/14 (m)	47,907
33,961	11/15/14	33,823
13,535	02/15/15	13,465
33,209	02/15/15 (m)	33,037
9,895	05/15/15	9,830
4,941	08/15/15	4,902
38,361	11/15/15	38,000
7,010	11/15/15	6,945
94,812	02/15/16 (m)	93,749
42,950	05/15/16	42,362
68,427	08/15/16	67,299
55,981	11/15/16	54,881
118,866	02/15/17	116,114
40,461	08/15/17	39,243
90,980	11/15/17	87,852
35,450	02/15/18	34,080
29,500	05/15/18	28,231
56,581	08/15/18	53,871
11,897	02/15/19	11,192
105,365	05/15/19 (m)	98,480
182,720	08/15/19	169,617
18,000	02/15/20	16,462
476,096	05/15/20 (m)	431,982
4,550	05/15/20	4,134
196,150	08/15/20 (m)	176,616
13,125	11/15/20	11,717
37,925	02/15/21	33,503
107,200	05/15/21	93,849
46,300	08/15/21	40,179
106,325	11/15/21	91,258
42,408	02/15/22	36,061
7,869	02/15/23	6,428
22,000	05/15/23	17,791
1,200	02/15/24	941

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,000	05/15/24	5,429
12,925	08/15/24	9,920
20,400	11/15/24	15,484
5,800	02/15/25	4,360
2,700	05/15/25	2,008
13,100	02/15/26	9,423
22,300	05/15/26	15,871
16,289	08/15/26	11,465
99,050	11/15/26	68,965
173,600	02/15/27	119,506
22,925	05/15/27	15,613
36,800	08/15/27	24,791
75,650	11/15/27	50,414
75,284	02/15/28	49,660
9,300	05/15/28	6,073
8,900	08/15/28	5,751
34,300	11/15/28	21,935
41,115	02/15/29	26,006
3,200	05/15/29	2,004
21,200	08/15/29	13,147
16,120	11/15/29	9,899
102,900	02/15/30	62,555
44,000	05/15/30	26,495
33,550	08/15/30	20,007
20,000	11/15/30	11,806
12,100	02/15/31	7,073
23,375	05/15/31	13,531
14,125	08/15/31	8,099
15,400	11/15/31	8,745
14,925	02/15/32	8,393
7,750	05/15/32	4,317
1,700	08/15/32	938
42,750	11/15/32	23,367
49,850	05/15/33	26,705
23,375	08/15/33	12,401
43,275	11/15/33	22,705
28,675	02/15/34	14,914
14,050	05/15/34	7,235
28,050	08/15/34	14,297
24,100	11/15/34	12,159
42,000	02/15/35	20,984
18,600	05/15/35	9,209
1,700	08/15/35	833
1,175	05/15/36	561
	U.S. Treasury Inflation Indexed Bonds,
4,000	2.500%, 01/15/29	5,990
10,109	3.625%, 04/15/28 (m)	22,426

SEE NOTES TO FINANCIAL STATEMENTS.

90	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
	U.S. Treasury Inflation Indexed Notes,
4,000	0.125%, 04/15/16	4,419
25,000	0.500%, 04/15/15	27,861
10,300	0.625%, 04/15/13	11,229
4,750	1.125%, 01/15/21	5,870
23,000	1.250%, 04/15/14	25,869
18,000	2.000%, 01/15/14	23,198
	U.S. Treasury Notes,
10,000	0.250%, 10/31/13	10,006
16,000	0.500%, 10/15/13	16,034
10,000	0.750%, 08/15/13	10,028
2,373	0.875%, 01/31/18	2,387
23,180	1.000%, 11/30/19	22,892
40,000	1.250%, 02/15/14	40,411
25,000	1.250%, 04/15/14	25,296
189,040	1.375%, 11/30/18	193,589
7,000	1.375%, 12/31/18	7,162
44,200	1.500%, 08/31/18	45,643
19,000	1.750%, 04/15/13	19,038
16,000	1.750%, 01/31/14	16,231
45,500	1.750%, 03/31/14	46,266
18,700	1.750%, 10/31/18	19,553
44,000	1.875%, 02/28/14	44,741
24,000	1.875%, 04/30/14	24,468
25,000	2.000%, 04/30/16	26,264
24,520	2.125%, 12/31/15	25,756
7,290	2.250%, 01/31/15	7,570
2,000	2.250%, 11/30/17	2,144
20,000	2.375%, 10/31/14	20,714
46,000	2.375%, 02/28/15	47,941
1,710	2.500%, 03/31/15	1,790
10,000	2.500%, 06/30/17	10,803
69,900	2.625%, 07/31/14	72,289
221,500	2.625%, 12/31/14	231,182
19,000	2.625%, 02/29/16	20,283
37,520	2.625%, 04/30/16	40,146
26,000	2.625%, 01/31/18	28,362
89,700	2.625%, 08/15/20	97,829
14,000	2.625%, 11/15/20	15,244
50,500	2.750%, 10/31/13	51,368
2,500	2.750%, 11/30/16	2,708

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

218,675	2.750%, 05/31/17	238,373
24,140	2.750%, 12/31/17	26,469
30,610	2.875%, 03/31/18	33,805
11,400	3.125%, 04/30/13	11,457
169,500	3.125%, 10/31/16	185,709
20,000	3.125%, 01/31/17	22,005
143,855	3.125%, 04/30/17	158,870
208,292	3.125%, 05/15/19	234,654
24,500	3.125%, 05/15/21	27,543
241,850	3.250%, 12/31/16	266,847
77,000	3.250%, 03/31/17	85,326
43,000	3.375%, 07/31/13	43,583
19,650	3.375%, 11/15/19	22,482
29,000	3.500%, 02/15/18	32,872
83,000	3.500%, 05/15/20	95,735
2,100	3.625%, 02/15/20	2,439
5,000	3.625%, 02/15/21	5,817
22,000	4.000%, 02/15/15	23,611
13,500	4.250%, 08/15/13	13,756
72,800	4.250%, 11/15/17	84,789
5,400	4.500%, 11/15/15	6,006
3,000	4.500%, 02/15/16	3,365
55,060	4.500%, 05/15/17	63,999
9,500	4.625%, 02/15/17	11,014
138,640	4.750%, 08/15/17	163,704

	Total U.S. Treasury Obligations (Cost $6,590,715)	7,164,662

SHARES
Short-Term Investment — 0.8%
	Investment Company — 0.8%
242,848	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $242,848)	242,848

	Total Investments — 99.9% (Cost $27,706,936)	29,339,678
	Other Assets in Excess of Liabilities — 0.1%	41,811

	NET ASSETS — 100.0%	$29,381,489

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	91

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — 7.2%
2,375	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.002%, 12/27/22 (e)	2,403
	Accredited Mortgage Loan Trust,
1,431	Series 2006-1, Class A3, VAR, 0.382%, 04/25/36	1,340
1,199	Series 2006-2, Class A3, VAR, 0.352%, 09/25/36	1,183
787	AH Mortgage Advance Co., Ltd., (Cayman Islands), Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	809
	Ally Auto Receivables Trust,
565	Series 2010-3, Class A4, 1.550%, 08/17/15	571
163	Series 2011-1, Class A3, 1.380%, 01/15/15	163
444	Series 2012-1, Class A4, 1.210%, 07/15/16	450
6,242	Series 2012-3, Class A3, 0.850%, 08/15/16	6,280
7,016	Series 2012-4, Class A3, 0.590%, 01/17/17	7,030
	American Credit Acceptance Receivables Trust,
3,339	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	3,353
946	Series 2012-2, Class B, 2.750%, 02/15/18 (e)	951
2,710	Series 2012-3, Class C, 2.780%, 09/17/18 (e)	2,710
3,000	Series 2012-3, Class D, 5.000%, 12/16/19 (e)	3,001
	AmeriCredit Automobile Receivables Trust,
353	Series 2012-1, Class A3, 1.230%, 09/08/16	356
1,244	Series 2012-3, Class A3, 0.960%, 01/09/17	1,252
2,187	Series 2012-4, Class A3, 0.670%, 06/08/17	2,192
842	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2003-5, Class A6, SUB, 4.990%, 04/25/33	818
263	Ameriquest Mortgage Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2003-13, Class AF6, SUB, 5.094%, 01/25/34	262
3,987	Bayview Opportunity Master Fund Trust IIB LP, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (i)	3,987
	Bear Stearns Asset-Backed Securities Trust,
747	Series 2003-SD2, Class 2A, VAR, 2.975%, 06/25/43	760
995	Series 2006-SD1, Class A, VAR, 0.572%, 04/25/36	932
1,522	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	1,523
4,704	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	4,704

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

151	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	151
	Centex Home Equity Loan Trust,
332	Series 2001-B, Class A6, 6.360%, 07/25/32	335
435	Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	455
135	Series 2003-B, Class AF4, SUB, 3.735%, 02/25/32	134
885	Series 2004-D, Class AF4, SUB, 4.680%, 06/25/32	909
	Chase Funding Trust,
277	Series 2003-5, Class 1A4, 4.396%, 02/25/30	278
341	Series 2003-6, Class 1A4, 4.499%, 11/25/34	346
1,372	Citibank Credit Card Issuance Trust, Series 2007-A3, Class A3, 6.150%, 06/15/39	1,773
966	Citifinancial Mortgage Securities, Inc., Series 2003-3, Class AF4, SUB, 5.848%, 08/25/33	947
	CNH Equipment Trust,
791	Series 2011-B, Class A3, 0.910%, 08/15/16	795
2,232	Series 2012-B, Class A3, 0.860%, 09/15/17	2,244
1,896	Series 2012-C, Class A3, 0.570%, 12/15/17	1,897
	Countrywide Asset-Backed Certificates,
297	Series 2004-1, Class 3A, VAR, 0.762%, 04/25/34	291
590	Series 2004-1, Class M1, VAR, 0.952%, 03/25/34	555
195	Series 2004-1, Class M2, VAR, 1.027%, 03/25/34	188
1,539	Series 2004-6, Class M1, VAR, 0.802%, 10/25/34	1,311
230	Series 2004-13, Class MV8, VAR, 1.902%, 01/25/35 (i)	2
1,771	Series 2006-20, Class 2A2, VAR, 0.322%, 04/25/47	1,754
2,673	Series 2006-23, Class 2A2, VAR, 0.312%, 05/25/37	2,665
	CPS Auto Receivables Trust,
462	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	472
5,326	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	5,346
	CPS Auto Trust,
1,895	Series 2012-C, Class B, 2.280%, 12/16/19 (e)	1,918
1,113	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	1,118

SEE NOTES TO FINANCIAL STATEMENTS.

92	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
	Credit Acceptance Auto Loan Trust,
565	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	573
3,708	Series 2012-2A, Class B, 2.210%, 09/15/20 (e)	3,747
95	Credit Suisse First Boston Mortgage Securities Corp, Series 2002-HE4, Class AF, 5.510%, 08/25/32	102
635	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	645
553	Distressed Asset Portfolio I, LLC, 3.500%, 12/31/15 (i)	786
1,329	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	1,330
821	Equity One Mortgage Pass-Through Trust, Series 2003-2, Class M1, VAR, 5.050%, 09/25/33	827
2,090	Exeter Automobile Receivables Trust, Series 2012-2A, Class B, 2.220%, 12/15/17 (e)	2,118
	Federal National Mortgage Association REMIC Trust,
36	Series 1995-W4, Class A6, VAR, 7.500%, 07/25/25	38
80	Series 1995-W5, Class A5, VAR, 7.080%, 12/25/25	80
441	First Frankin Mortgage Loan Trust, Series 2005-FF9, Class A3, VAR, 0.482%, 10/25/35	440
3,000	First Investors Auto Owner Trust, Series 2013-1A, Class C, 2.020%, 01/15/19 (e)	2,997
500	Ford Credit Auto Owner Trust, Series 2012-A, Class A4, 1.150%, 06/15/17	507
462	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	465
1,144	GE Capital Mortgage Services Inc 1999-HE1 Trust, Series 1999-HE1, Class A6, VAR, 6.700%, 04/25/29	1,177
	HLSS Servicer Advance Receivables Backed Notes,
3,000	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	3,062
1,296	Series 2012-T2, Class B1, 1.740%, 10/15/43 (e)	1,300
1,296	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,318
1,250	Series 2012-T2, Class C2, 3.960%, 10/15/45 (e)	1,293

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

1,000	Series 2012-T2, Class D1, 3.960%, 10/15/43 (e)	1,010
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	507
449	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	453
84	Honda Auto Receivables Owner Trust, Series 2012-1, Class A4, 0.970%, 04/16/18	85
	HSBC Home Equity Loan Trust,
174	Series 2005-2, Class A1, VAR, 0.471%, 01/20/35	170
698	Series 2005-2, Class M1, VAR, 0.661%, 01/20/35	689
698	Series 2005-2, Class M2, VAR, 0.691%, 01/20/35	665
	HSBC Home Equity Loan Trust USA,
263	Series 2006-1, Class A1, VAR, 0.361%, 01/20/36	258
620	Series 2006-2, Class A1, VAR, 0.351%, 03/20/36	615
670	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	676
38	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	38
1,455	Series 2007-2, Class A3F, SUB, 5.810%, 07/20/36	1,532
772	Series 2007-3, Class APT, VAR, 1.402%, 11/20/36	773
582	Huntington Auto Trust, Series 2012-1, Class A3, 0.810%, 09/15/16	585
	Hyundai Auto Receivables Trust,
272	Series 2012-A, Class A4, 0.950%, 12/15/16	274
3,051	Series 2012-B, Class A3, 0.620%, 09/15/16	3,057
6,365	John Deere Owner Trust, Series 2012-B, Class A3, 0.530%, 07/15/16	6,370
	KGS-Alpha Capital Markets LP,
49,169	VAR, 0.712%, 08/27/37	2,121
49,003	Series 2012-4, VAR, 0.885%, 09/25/37	2,603
748	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.552%, 07/25/34 (e)	739
	Long Beach Mortgage Loan Trust,
136	Series 2004-1, Class M3, VAR, 1.252%, 02/25/34	123
45	Series 2004-5, Class M6, VAR, 2.702%, 09/25/34 (i)	4
	Mid-State Capital Corp. Trust,
212	Series 2005-1, Class A, 5.745%, 01/15/40	224

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	93

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
2,103	Series 2006-1, Class A, 5.787%, 10/15/40 (e)	2,230
2,944	Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,936
1,176	Series 2006-1, Class M2, 6.742%, 10/15/40 (e)	1,193
690	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.452%, 03/25/33	437
1,547	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class ET1, 4.458%, 02/15/45 (e)	1,547
	New Century Home Equity Loan Trust,
1,000	Series 2003-5, Class AI6, SUB, 5.283%, 11/25/33	1,024
610	Series 2005-1, Class M1, VAR, 0.652%, 03/25/35	592
2,400	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2004-WCW1, Class M2, VAR, 0.882%, 09/25/34	2,360
1,598	PennyMac Loan Trust, Series 2012-NPL1, Class A, VAR, 3.422%, 05/28/52 (e) (i)	1,598
1,296	RASC Trust, Series 2005-EMX3, Class M1, VAR, 0.632%, 09/25/35	1,293
426	Residential Funding Mortgage Securities II Home Loan Trust, Series 2003-HI2, Class A6, SUB, 4.760%, 07/25/28	417
	Resort Finance Timeshare Receivables Trust,
1,884	Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (i)	1,884
3,551	Series 2012-2, 5.750%, 09/05/18 (i)	3,551
2,500	RMAT, Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	2,540
727	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	717
1,162	Santander Consumer Acquired Receivables Trust, Series 2011-S1A, Class B, 1.660%, 08/15/16 (e)	1,171
	Santander Drive Auto Receivables Trust,
309	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	311
370	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	372
411	Series 2012-1, Class A3, 1.490%, 10/15/15	415
533	Series 2012-2, Class A3, 1.220%, 12/15/15	537
536	Series 2012-3, Class A3, 1.080%, 04/15/16	539
4,365	Series 2012-3, Class C, 3.010%, 04/16/18	4,538
1,911	Series 2012-5, Class A3, 0.830%, 12/15/16	1,919

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

288	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 4.051%, 01/25/36	189
1,633	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	1,643
2,417	Soundview Home Loan Trust, Series 2007-OPT1, Class 2A1, VAR, 0.282%, 06/25/37	2,293
2,250	Springleaf Funding Trust, Series 2013-AA, Class C, 5.000%, 09/15/21 (e)	2,227
	Stanwich Mortgage Loan Co. LLC,
3,072	Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e) (i)	3,079
4,093	Series 2012-NPL5, Class A, 2.981%, 10/18/42 (e) (i)	4,100
6,125	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e) (i)	6,129
5,000	Station Place Securitization Trust02/25/15	5,000
	Structured Asset Investment Loan Trust,
2,500	Series 2003-BC10, Class A4, VAR, 1.202%, 10/25/33	2,383
790	Series 2005-5, Class A9, VAR, 0.472%, 06/25/35	786
28	Structured Asset Securities Corp. Mortgage Loan Trust, Series 2007-OSI, Class A2, VAR, 0.292%, 06/25/37	27
1,341	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.601%, 10/15/15 (e)	1,367
193	Union Pacific Railroad Co. 2003 Pass-Through Trust, 4.698%, 01/02/24	212
1,500	Unipac IX LLC, 13.000%, 04/11/13 (i)	1,494
	United Auto Credit Securitization Trust,
1,100	Series 2012-1, Class A2, 1.100%, 03/16/15 (e)	1,100
2,500	Series 2012-1, Class B, 1.870%, 09/15/15 (e)	2,502
	USAA Auto Owner Trust,
162	Series 2009-2, Class A4, 2.530%, 07/15/15	163
1,560	Series 2012-1, Class A3, 0.430%, 08/15/16	1,559
3,300	Volkswagen Auto Lease Trust, Series 2012-A, Class A3, 0.870%, 07/20/15	3,317
1,000	Volkswagen Auto Loan Enhanced Trust, Series 2012-1, Class A4, 1.150%, 07/20/18	1,014
	VOLT LLC,
2,649	Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (i)	2,655

SEE NOTES TO FINANCIAL STATEMENTS.

94	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Asset-Backed Securities — Continued
4,235	Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (i)	4,335
1,250	Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	1,302
2,787	Series 2012-RP3A, Class A1, SUB, 3.475%, 11/27/17 (e)	2,834
	Westgate Resorts LLC,
876	Series 2012-1, Class A, 4.500%, 09/20/25 (e)	898
3,336	Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	3,365
2,633	World Omni Auto Receivables Trust, Series 2012-A, Class A3, 0.640%, 02/15/17	2,645
1,508	World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	1,518

	Total Asset-Backed Securities (Cost $210,388)	213,547

Collateralized Mortgage Obligations — 17.3%
	Agency CMO — 11.5%
	Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
154	Series 23, Class KZ, 6.500%, 11/25/23	177
1,062	Series 24, Class J, 6.250%, 11/25/23	1,111
191	Series 31, Class Z, 8.000%, 04/25/24	220
	Federal Home Loan Mortgage Corp. REMIC,
17	Series 11, Class D, 9.500%, 07/15/19	18
12	Series 38, Class D, 9.500%, 05/15/20	14
6	Series 81, Class A, 8.125%, 11/15/20	6
15	Series 84, Class F, 9.200%, 10/15/20	17
7	Series 109, Class I, 9.100%, 01/15/21	8
2	Series 198, Class Z, 8.500%, 09/15/22	3
105	Series 1316, Class Z, 8.000%, 06/15/22	120
34	Series 1343, Class LB, 7.500%, 08/15/22	41
1	Series 1351, Class TF, HB, 1,010.000%, 08/15/22	27
74	Series 1456, Class Z, 7.500%, 01/15/23	85
489	Series 1543, Class VN, 7.000%, 07/15/23	561
1	Series 1556, Class H, 6.500%, 08/15/13	1
362	Series 1577, Class PV, 6.500%, 09/15/23	379
5	Series 1595, Class D, 7.000%, 10/15/13	5
895	Series 1608, Class L, 6.500%, 09/15/23	1,008
820	Series 1611, Class Z, 6.500%, 11/15/23	917
796	Series 1628, Class LZ, 6.500%, 12/15/23	890
362	Series 1630, Class PK, 6.000%, 11/15/23	406
1,000	Series 1671, Class I, 7.000%, 02/15/24	1,141

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
16	Series 1671, Class QC, IF, 10.000%, 02/15/24	20
71	Series 1695, Class G, HB, IF, 26.621%, 03/15/24	116
47	Series 1710, Class GB, HB, IF, 40.108%, 04/15/24	93
182	Series 1911, Class SD, IF, IO, 10.169%, 07/15/23	45
89	Series 2022, Class PE, 6.500%, 01/15/28	101
694	Series 2033, Class K, 6.050%, 08/15/23	762
568	Series 2036, Class PG, 6.500%, 01/15/28	643
12	Series 2055, Class OE, 6.500%, 05/15/13	12
90	Series 2089, Class PJ, IO, 7.000%, 10/15/28	14
1,779	Series 2091, Class PG, 6.000%, 11/15/28	2,006
1,236	Series 2113, Class MW, 6.500%, 01/15/29	1,400
392	Series 2116, Class ZA, 6.000%, 01/15/29	442
119	Series 2148, Class ZA, 6.000%, 04/15/29	134
261	Series 2201, Class C, 8.000%, 11/15/29	310
47	Series 2261, Class ZY, 7.500%, 10/15/30	55
619	Series 2293, Class ZA, 6.000%, 03/15/31	698
30	Series 2297, Class NB, 6.000%, 03/15/16	31
97	Series 2310, Class Z, 6.000%, 04/15/31	107
40	Series 2313, Class LA, 6.500%, 05/15/31	46
351	Series 2325, Class JO, PO, 06/15/31	332
927	Series 2330, Class PE, 6.500%, 06/15/31	960
196	Series 2344, Class QG, 6.000%, 08/15/16	207
247	Series 2345, Class PQ, 6.500%, 08/15/16	254
176	Series 2368, Class TG, 6.000%, 10/15/16	186
398	Series 2394, Class MC, 6.000%, 12/15/16	422
145	Series 2399, Class PG, 6.000%, 01/15/17	154
300	Series 2410, Class QB, 6.250%, 02/15/32	339
3,540	Series 2427, Class GE, 6.000%, 03/15/32	4,007
2,280	Series 2430, Class WF, 6.500%, 03/15/32	2,627
480	Series 2466, Class DH, 6.500%, 06/15/32	532
1,575	Series 2530, Class SK, IF, IO, 7.899%, 06/15/29	320
175	Series 2534, Class SI, HB, IF, 20.537%, 02/15/32	272
1,509	Series 2543, Class YX, 6.000%, 12/15/32	1,707
778	Series 2557, Class HL, 5.300%, 01/15/33	858
1,213	Series 2586, Class IO, IO, 6.500%, 03/15/33	254
72	Series 2587, Class XS, IF, IO, 7.449%, 09/15/17	—	(h)
363	Series 2594, Class IV, IO, 7.000%, 03/15/32	59

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	95

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
45	Series 2602, Class BX, 3.500%, 12/15/22	46
984	Series 2610, Class UI, IO, 6.500%, 05/15/33	225
1,363	Series 2613, Class H, 4.500%, 05/15/18	1,441
1,041	Series 2617, Class GR, 4.500%, 05/15/18	1,109
1,957	Series 2636, Class Z, 4.500%, 06/15/18	2,068
992	Series 2641, Class SK, IF, IO, 6.949%, 01/15/18	43
94	Series 2643, Class SA, HB, IF, 44.192%, 03/15/32	201
106	Series 2650, Class PO, PO, 12/15/32	103
106	Series 2650, Class SO, PO, 12/15/32	103
418	Series 2656, Class AC, 6.000%, 08/15/33	472
1,375	Series 2656, Class PE, 4.500%, 07/15/18	1,478
9	Series 2658, Class A, 4.500%, 08/15/18	9
1,405	Series 2699, Class W, 5.500%, 11/15/33	1,523
794	Series 2707, Class KA, 4.500%, 11/15/18	822
151	Series 2707, Class KJ, 5.000%, 11/15/18	158
2,853	Series 2708, Class N, 4.000%, 11/15/18	2,980
705	Series 2733, Class SB, IF, 7.829%, 10/15/33	780
180	Series 2736, Class PD, 5.000%, 03/15/32	182
80	Series 2755, Class SA, IF, 13.798%, 05/15/30	86
759	Series 2756, Class NA, 5.000%, 02/15/24	840
2,000	Series 2764, Class OE, 4.500%, 03/15/19	2,164
193	Series 2764, Class S, IF, 13.247%, 07/15/33	228
170	Series 2779, Class SM, IF, IO, 6.949%, 10/15/18	8
1,039	Series 2801, Class JN, 5.000%, 06/15/33	1,090
1,917	Series 2843, Class BC, 5.000%, 08/15/19	2,078
1,000	Series 2845, Class QH, 5.000%, 08/15/34	1,127
1,540	Series 2864, Class NB, 5.500%, 07/15/33	1,711
1,675	Series 2864, Class NS, IF, IO, 6.899%, 09/15/34	174
161	Series 2888, Class IN, IO, 5.000%, 10/15/18	1
1,502	Series 2912, Class EH, 5.500%, 01/15/35	1,751
535	Series 2934, Class CI, 5.000%, 01/15/34	555
1,249	Series 2980, Class QA, 6.000%, 05/15/35	1,412
104	Series 2980, Class QB, 6.500%, 05/15/35	120
1,188	Series 2989, Class TG, 5.000%, 06/15/25	1,301
234	Series 2990, Class SL, HB, IF, 23.756%, 06/15/34	342
2,668	Series 2994, Class SC, IF, IO, 5.399%, 02/15/33	234

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
493	Series 2995, Class FT, VAR, 0.451%, 05/15/29	492
2,000	Series 3005, Class ED, 5.000%, 07/15/25	2,226
178	Series 3005, Class PV, IF, 12.412%, 10/15/33	209
1,287	Series 3028, Class ME, 5.000%, 02/15/34	1,360
433	Series 3031, Class BN, HB, IF, 21.090%, 08/15/35	558
982	Series 3059, Class B, 5.000%, 02/15/35	1,083
1,000	Series 3062, Class HE, 5.000%, 01/15/34	1,041
853	Series 3064, Class OG, 5.500%, 06/15/34	897
76	Series 3068, Class AO, PO, 01/15/35	74
625	Series 3117, Class EO, PO, 02/15/36	599
263	Series 3134, Class PO, PO, 03/15/36	250
287	Series 3138, Class PO, PO, 04/15/36	270
650	Series 3151, Class PD, 6.000%, 11/15/34	670
934	Series 3152, Class MO, PO, 03/15/36	891
949	Series 3184, Class YO, PO, 03/15/36	882
1,360	Series 3189, Class PC, 6.000%, 08/15/35	1,429
3,446	Series 3201, Class IN, IF, IO, 6.049%, 08/15/36	410
4,258	Series 3202, Class HI, IF, IO, 6.449%, 08/15/36	614
449	Series 3219, Class OD, 6.000%, 06/15/33	456
1,581	Series 3219, Class PD, 6.000%, 11/15/35	1,726
1,670	Series 3274, Class B, 6.000%, 02/15/37	1,833
558	Series 3292, Class DO, PO, 03/15/37	532
2,714	Series 3305, Class IW, IF, IO, 6.249%, 04/15/37	481
100	Series 3306, Class TB, IF, 2.951%, 04/15/37	90
88	Series 3306, Class TC, IF, 2.411%, 04/15/37	79
321	Series 3331, Class PO, PO, 06/15/37	308
137	Series 3336, Class GD, 5.000%, 04/15/36	138
578	Series 3383, Class OP, PO, 11/15/37	550
1,210	Series 3531, Class SM, IF, IO, 5.899%, 05/15/39	144
218	Series 3542, Class TN, IF, 6.000%, 07/15/36	221
349	Series 3546, Class A, VAR, 2.928%, 02/15/39	370
919	Series 3572, Class JS, IF, IO, 6.599%, 09/15/39	148
1,086	Series 3605, Class NC, 5.500%, 06/15/37	1,302
2,227	Series 3609, Class SA, IF, IO, 6.139%, 12/15/39	536

SEE NOTES TO FINANCIAL STATEMENTS.

96	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
837	Series 3610, Class CA, 4.500%, 12/15/39	910
436	Series 3611, Class PO, PO, 07/15/34	417
662	Series 3620, Class TV, 5.500%, 12/15/20	668
1,570	Series 3648, Class CY, 4.500%, 03/15/30	1,754
856	Series 3653, Class HJ, 5.000%, 04/15/40	926
1,810	Series 3662, Class PJ, 5.000%, 04/15/40	2,059
7,220	Series 3677, Class PB, 4.500%, 05/15/40	8,149
810	Series 3688, Class GT, VAR, 7.177%, 11/15/46	996
1,630	Series 3737, Class DG, 5.000%, 10/15/30	1,794
2,274	Series 3747, Class HI, IO, 4.500%, 07/15/37	155
1,430	Series 3819, Class ZQ, 6.000%, 04/15/36	1,655
1,528	Series 3827, Class BD, 4.000%, 08/15/39	1,616
1,082	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,066
1,083	Series 3855, Class AM, 6.500%, 11/15/36	1,241
1,185	Series 3890, Class ET, 5.500%, 11/15/23	1,309
1,633	Series 3895, Class PW, 4.500%, 07/15/41	1,861
7,401	Series 4030, Class IL, IO, 3.500%, 04/15/27	890
11,365	Series 4146, Class KI, IO, 3.000%, 12/15/32	1,830
	Federal Home Loan Mortgage Corp. STRIPS,
509	Series 186, Class PO, PO, 08/01/27	445
9,826	Series 262, Class 35, 3.500%, 07/15/42	10,419
4,187	Series 279, Class 35, 3.500%, 09/15/42	4,495
774	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-76, Class 2A, VAR, 3.398%, 10/25/37	783
	Federal National Mortgage Association - ACES,
2,270	Series 2011-M2, Class A2, 3.645%, 07/25/21	2,501
1,680	Series 2011-M4, Class A2, 3.726%, 06/25/21	1,869
631	Series 2011-M8, Class A2, 2.922%, 08/25/21	668
3,505	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	3,570
	Federal National Mortgage Association Grantor Trust,
44,942	Series 2001-T12, Class IO, IO, VAR, 0.538%, 08/25/41	828
1,318	Series 2002-T16, Class A2, 7.000%, 07/25/42	1,551
1,049	Series 2002-T19, Class A1, 6.500%, 07/25/42	1,227

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
916	Series 2002-T4, Class A2, 7.000%, 12/25/41	1,033
1,791	Series 2002-T4, Class A4, 9.500%, 12/25/41	2,175
84,985	Series 2002-T4, Class IO, IO, VAR, 0.436%, 12/25/41	947
825	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	968
591	Series 2004-T2, Class 1A3, 7.000%, 11/25/43	676
691	Series 2004-T2, Class 1A4, 7.500%, 11/25/43	802
10,301	Series 2004-T3, Class 1IO4, IO, VAR, 0.596%, 02/25/44	218
	Federal National Mortgage Association REMIC Trust,
785	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	928
10,790	Series 2002-W10, Class IO, IO, VAR, 0.985%, 08/25/42	306
16,425	Series 2002-W7, Class IO1, IO, VAR, 0.951%, 06/25/29	575
337	Series 2003-W4, Class 2A, VAR, 6.442%, 10/25/42	374
31,828	Series 2004-W11, Class 1IO1, IO, VAR, 0.357%, 05/25/44	382
1,199	Series 2004-W6, Class 3A4, 6.500%, 07/25/34	1,316
7,505	Series 2009-W1, Class A, 6.000%, 12/25/49	8,747
	Federal National Mortgage Association REMIC,
10	Series 1988-13, Class C, 9.300%, 05/25/18	11
89	Series 1989-72, Class E, 9.350%, 10/25/19	102
4	Series 1989-98, Class H, 11.500%, 12/25/19	4
6	Series 1990-1, Class D, 8.800%, 01/25/20	7
7	Series 1990-110, Class H, 8.750%, 09/25/20	8
6	Series 1990-117, Class E, 8.950%, 10/25/20	6
56	Series 1991-141, Class PZ, 8.000%, 10/25/21	64
30	Series 1992-31, Class M, 7.750%, 03/25/22	35
30	Series 1992-79, Class Z, 9.000%, 06/25/22	35
18	Series 1992-101, Class J, 7.500%, 06/25/22	19

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	97

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
280	Series 1992-188, Class PZ, 7.500%, 10/25/22	322
328	Series 1992-200, Class SK, HB, IF, 22.887%, 11/25/22	543
25	Series 1993-23, Class PZ, 7.500%, 03/25/23	28
191	Series 1993-56, Class PZ, 7.000%, 05/25/23	218
108	Series 1993-60, Class Z, 7.000%, 05/25/23	123
210	Series 1993-79, Class PL, 7.000%, 06/25/23	241
356	Series 1993-141, Class Z, 7.000%, 08/25/23	404
170	Series 1993-149, Class M, 7.000%, 08/25/23	196
561	Series 1993-160, Class ZA, 6.500%, 09/25/23	628
60	Series 1993-165, Class SA, IF, 19.321%, 09/25/23	86
6	Series 1993-205, Class H, PO, 09/25/23	6
56	Series 1993-247, Class SM, HB, IF, 26.103%, 12/25/23	90
63	Series 1993-255, Class E, 7.100%, 12/25/23	71
35	Series 1994-1, Class L, 6.500%, 01/25/14	35
574	Series 1994-23, Class PX, 6.000%, 08/25/23	585
620	Series 1994-29, Class Z, 6.500%, 02/25/24	717
88	Series 1994-65, Class PK, PO, 04/25/24	82
412	Series 1995-4, Class Z, 7.500%, 10/25/22	475
649	Series 1995-19, Class Z, 6.500%, 11/25/23	766
99	Series 1997-11, Class E, 7.000%, 03/18/27	116
374	Series 1997-20, Class D, 7.000%, 03/17/27	429
45	Series 1997-27, Class J, 7.500%, 04/18/27	51
1,068	Series 1997-37, Class SM, IF, IO, 7.781%, 12/25/22	190
500	Series 1997-42, Class EG, 8.000%, 07/18/27	601
516	Series 1997-63, Class ZA, 6.500%, 09/18/27	584
532	Series 1998-66, Class FB, VAR, 0.552%, 12/25/28	533
993	Series 1999-47, Class JZ, 8.000%, 09/18/29	1,202
312	Series 2000-8, Class Z, 7.500%, 02/20/30	367
409	Series 2001-4, Class PC, 7.000%, 03/25/21	448
17	Series 2001-5, Class OW, 6.000%, 03/25/16	17

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
523	Series 2001-14, Class Z, 6.000%, 05/25/31	590
668	Series 2001-16, Class Z, 6.000%, 05/25/31	753
520	Series 2001-36, Class ST, IF, IO, 8.298%, 11/25/30	116
1,527	Series 2001-72, Class SB, IF, IO, 7.298%, 12/25/31	357
2,749	Series 2001-81, Class HE, 6.500%, 01/25/32	3,114
246	Series 2002-11, Class QG, 5.500%, 03/25/17	258
158	Series 2002-19, Class SC, IF, 13.822%, 03/17/32	213
244	Series 2002-55, Class QE, 5.500%, 09/25/17	260
3,462	Series 2002-56, Class PE, 6.000%, 09/25/32	3,919
258	Series 2002-63, Class KC, 5.000%, 10/25/17	275
116	Series 2002-73, Class AN, 5.000%, 11/25/17	124
1,631	Series 2002-86, Class PG, 6.000%, 12/25/32	1,916
864	Series 2003-14, Class EH, IF, IO, 7.398%, 03/25/18	90
1,100	Series 2003-17, Class EQ, 5.500%, 03/25/23	1,271
786	Series 2003-18, Class GT, 5.000%, 03/25/18	839
1,878	Series 2003-22, Class Z, 6.000%, 04/25/33	2,148
458	Series 2003-30, Class IP, IO, 5.750%, 08/25/32	11
1,965	Series 2003-47, Class PE, 5.750%, 06/25/33	2,136
1,050	Series 2003-58, Class TB, 5.000%, 03/25/32	1,080
617	Series 2003-64, Class KS, IF, 9.383%, 07/25/18	676
134	Series 2003-64, Class SX, IF, 13.246%, 07/25/33	163
984	Series 2003-83, Class PG, 5.000%, 06/25/23	1,051
38	Series 2003-91, Class SD, IF, 12.164%, 09/25/33	45
1,000	Series 2003-92, Class VH, 5.000%, 02/25/19	1,057
1,156	Series 2003-106, Class WE, 4.500%, 11/25/22	1,191
429	Series 2003-109, Class TS, IF, IO, 6.898%, 08/25/22	8

SEE NOTES TO FINANCIAL STATEMENTS.

98	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
57	Series 2003-128, Class KE, 4.500%, 01/25/14	57
7,561	Series 2003-128, Class NG, 4.000%, 01/25/19	7,977
701	Series 2004-8, Class GD, 4.500%, 10/25/32	722
947	Series 2004-21, Class AE, 4.000%, 04/25/19	999
541	Series 2004-53, Class NC, 5.500%, 07/25/24	598
474	Series 2004-72, Class F, VAR, 0.702%, 09/25/34	479
100	Series 2005-42, Class PS, IF, 16.496%, 05/25/35	129
458	Series 2005-51, Class MO, PO, 06/25/35	441
2,794	Series 2005-53, Class CS, IF, IO, 6.498%, 06/25/35	559
307	Series 2005-59, Class PC, 5.500%, 03/25/31	308
368	Series 2005-65, Class KO, PO, 08/25/35	350
4,619	Series 2005-68, Class BC, 5.250%, 06/25/35	5,103
3,376	Series 2005-72, Class WS, IF, IO, 6.548%, 08/25/35	395
846	Series 2005-84, Class XM, 5.750%, 10/25/35	953
2,260	Series 2005-87, Class PE, 5.000%, 12/25/33	2,335
285	Series 2005-90, Class ES, IF, 16.371%, 10/25/35	371
1,094	Series 2005-97, Class B, 5.500%, 11/25/35	1,248
308	Series 2005-106, Class US, HB, IF, 23.827%, 11/25/35	465
296	Series 2005-116, Class PB, 6.000%, 04/25/34	317
1,429	Series 2006-9, Class KZ, 6.000%, 03/25/36	1,626
1,568	Series 2006-20, Class IB, IF, IO, 6.388%, 04/25/36	210
529	Series 2006-22, Class AO, PO, 04/25/36	503
480	Series 2006-27, Class OH, PO, 04/25/36	424
596	Series 2006-59, Class QO, PO, 01/25/33	580
579	Series 2006-61, Class AP, 6.000%, 08/25/35	625
1,781	Series 2006-77, Class PC, 6.500%, 08/25/36	2,039
928	Series 2006-110, Class PO, PO, 11/25/36	889
164	Series 2006-114, Class DS, VAR, 12/25/36	164
1,860	Series 2006-114, Class HD, 5.500%, 10/25/35	1,972

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
496	Series 2006-128, Class PO, PO, 01/25/37	471
964	Series 2007-10, Class Z, 6.000%, 02/25/37	1,081
1,163	Series 2007-22, Class SC, IF, IO, 5.878%, 03/25/37	142
449	Series 2007-68, Class IA, IO, 6.500%, 06/25/37	63
1,053	Series 2007-71, Class GZ, 6.000%, 07/25/47	1,230
374	Series 2007-100, Class ND, 5.750%, 10/25/35	391
308	Series 2007-100, Class SM, IF, IO, 6.248%, 10/25/37	47
9,366	Series 2007-109, Class YI, IF, IO, 6.248%, 12/25/37	1,980
1,165	Series 2008-24, Class VB, 5.000%, 09/25/25	1,230
4,340	Series 2008-62, Class SM, IF, IO, 5.998%, 07/25/38	659
852	Series 2008-68, Class VK, 5.500%, 03/25/27	904
1,075	Series 2008-68, Class VN, 5.500%, 03/25/27	1,103
8,275	Series 2008-91, Class SI, IF, IO, 5.798%, 03/25/38	981
1,171	Series 2008-93, Class AM, 5.500%, 06/25/37	1,263
689	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	50
2,833	Series 2009-3, Class PA, 5.000%, 01/25/37	3,152
710	Series 2009-17, Class AI, IO, 5.000%, 03/25/24	63
1,772	Series 2009-23, Class MI, IO, 4.500%, 04/25/24	156
1,174	Series 2009-29, Class LA, VAR, 3.165%, 05/25/39	1,124
1,907	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	231
4,584	Series 2009-89, Class A1, 5.410%, 05/25/35	4,967
1,337	Series 2009-108, Class VN, 5.000%, 09/25/39	1,409
4,259	Series 2009-112, Class ST, IF, IO, 6.048%, 01/25/40	502
2,800	Series 2009-112, Class SW, IF, IO, 6.048%, 01/25/40	330
1,381	Series 2010-10, Class NT, 5.000%, 02/25/40	1,598
1,554	Series 2010-19, Class VA, 5.000%, 02/25/21	1,621

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	99

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
5,826	Series 2010-35, Class SB, IF, IO, 6.218%, 04/25/40	839
1,160	Series 2010-43, Class CI, IO, 4.500%, 02/25/25	95
1,148	Series 2010-49, Class SC, IF, 12.257%, 03/25/40	1,372
711	Series 2010-64, Class DM, 5.000%, 06/25/40	793
5,632	Series 2010-70, Class SA, IF, IO, 6.000%, 04/25/38	806
1,423	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,629
1,132	Series 2010-111, Class AE, 5.500%, 04/25/38	1,239
1,508	Series 2011-19, Class ZY, 6.500%, 07/25/36	1,720
1,510	Series 2011-22, Class MA, 6.500%, 04/25/38	1,684
9,117	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	1,338
4,168	Series 2012-132, Class US, IF, 11.729%, 12/25/42	4,280
13,678	Series 2012-148, Class IE, IO, 3.000%, 01/25/33	2,059
26	Series G-29, Class O, 8.500%, 09/25/21	30
14	Series G92-30, Class Z, 7.000%, 06/25/22	15
31	Series G92-62, Class B, PO, 10/25/22	27
	Federal National Mortgage Association STRIPS,
3,010	Series 203, Class 2, IO, 8.000%, 02/01/23	561
508	Series 266, Class 2, IO, 7.500%, 08/01/24	95
789	Series 348, Class 30, IO, 5.500%, 12/01/18	81
750	Series 348, Class 31, IO, VAR, 5.500%, 12/01/18	76
654	Series 356, Class 42, IO, 5.500%, 12/01/19	74
1,284	Series 380, Class S36, IF, IO, 7.698%, 07/25/37	196
789	Series 383, Class 68, IO, 6.500%, 09/01/37	127
1,214	Series 383, Class 69, IO, VAR, 6.500%, 10/01/37	196
375	Series 383, Class 86, IO, VAR, 7.000%, 09/01/37	61
	Federal National Mortgage Association Trust,
33	Series 2003-W3, Class 2A5, 5.356%, 06/25/42	37
438	Series 2003-W6, Class 1A41, 5.398%, 10/25/42	480
965	Series 2004-W2, Class 1A, 6.000%, 02/25/44	1,081

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
107	Series 2004-W2, Class 1A3F, VAR, 0.552%, 02/25/44	106
260	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	308
621	Series 2004-W8, Class 3A, 7.500%, 06/25/44	734
1,042	Series 2004-W9, Class 1A3, 6.050%, 02/25/44	1,156
1,071	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	1,240
	Government National Mortgage Association,
131	Series 1997-7, Class ZA, 9.000%, 05/16/27	154
31	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	35
411	Series 1999-44, Class ZG, 8.000%, 12/20/29	508
259	Series 2000-9, Class Z, 8.000%, 06/20/30	317
177	Series 2000-26, Class Z, 7.750%, 09/20/30	206
2,163	Series 2002-4, Class TD, 7.000%, 01/20/32	2,500
1,462	Series 2002-13, Class QA, IF, IO, 7.848%, 02/16/32	361
806	Series 2002-45, Class QE, 6.500%, 06/20/32	937
44	Series 2002-47, Class HM, 6.000%, 07/16/32	50
4,909	Series 2002-68, Class SC, IF, IO, 5.498%, 10/16/32	864
1,880	Series 2002-84, Class PH, 6.000%, 11/16/32	2,190
1,174	Series 2003-18, Class PG, 5.500%, 03/20/33	1,395
239	Series 2003-52, Class SB, IF, 11.197%, 06/16/33	282
809	Series 2003-79, Class PV, 5.500%, 10/20/23	884
4,063	Series 2003-101, Class SK, IF, IO, 6.358%, 10/17/33	812
240	Series 2004-2, Class SA, IF, 19.794%, 01/16/34	403
3,765	Series 2004-19, Class KE, 5.000%, 03/16/34	4,423
5,284	Series 2004-59, Class SG, IF, IO, 6.299%, 07/20/34	884
43	Series 2004-73, Class AE, IF, 14.439%, 08/17/34	53
2,577	Series 2004-86, Class SP, IF, IO, 5.899%, 09/20/34	355
1,776	Series 2004-90, Class SI, IF, IO, 5.899%, 10/20/34	283

SEE NOTES TO FINANCIAL STATEMENTS.

100	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,455	Series 2004-105, Class SN, IF, IO, 5.899%, 12/20/34	591
1,097	Series 2005-3, Class SD, IF, IO, 5.899%, 01/20/31	13
1,889	Series 2005-48, Class CS, IF, IO, 6.099%, 04/20/33	77
308	Series 2005-56, Class IC, IO, 5.500%, 07/20/35	45
4,982	Series 2006-23, Class S, IF, IO, 6.299%, 01/20/36	616
3,809	Series 2006-26, Class S, IF, IO, 6.299%, 06/20/36	619
738	Series 2006-33, Class PK, 6.000%, 07/20/36	848
585	Series 2006-59, Class PC, 5.500%, 04/20/35	605
5,200	Series 2007-7, Class EI, IF, IO, 5.999%, 02/20/37	778
2,335	Series 2007-9, Class CI, IF, IO, 5.999%, 03/20/37	363
3,887	Series 2007-16, Class KU, IF, IO, 6.449%, 04/20/37	631
299	Series 2007-17, Class JO, PO, 04/16/37	283
1,122	Series 2007-22, Class PK, 5.500%, 04/20/37	1,336
4,726	Series 2007-24, Class SA, IF, IO, 6.309%, 05/20/37	788
1,372	Series 2007-26, Class SC, IF, IO, 5.999%, 05/20/37	204
1,830	Series 2007-35, Class TE, 6.000%, 06/20/37	2,191
1,031	Series 2007-67, Class SI, IF, IO, 6.309%, 11/20/37	170
271	Series 2008-29, Class PO, PO, 02/17/33	261
226	Series 2008-34, Class OC, PO, 06/20/37	170
1,522	Series 2008-40, Class PS, IF, IO, 6.298%, 05/16/38	258
2,750	Series 2008-40, Class SA, IF, IO, 6.198%, 05/16/38	489
294	Series 2008-43, Class NA, 5.500%, 11/20/37	314
1,657	Series 2008-49, Class PH, 5.250%, 06/20/38	1,945
7,372	Series 2008-50, Class SA, IF, IO, 6.029%, 06/20/38	1,165
2,429	Series 2008-55, Class PL, 5.500%, 06/20/38	2,842
1,980	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	377

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Agency CMO — Continued
4,619	Series 2009-16, Class SJ, IF, IO, 6.599%, 05/20/37	798
2,295	Series 2009-72, Class SM, IF, IO, 6.048%, 08/16/39	297
293	Series 2009-75, Class IY, IO, 5.500%, 06/20/39	86
3,455	Series 2009-77, Class CS, IF, IO, 6.798%, 06/16/38	467
762	Series 2009-79, Class OK, PO, 11/16/37	719
680	Series 2009-81, Class A, 5.750%, 09/20/36	765
1,392	Series 2009-83, Class TS, IF, IO, 5.899%, 08/20/39	185
2,463	Series 2009-106, Class XL, IF, IO, 6.549%, 06/20/37	370
3,540	Series 2010-4, Class SB, IF, IO, 6.298%, 08/16/39	458
385	Series 2010-14, Class DO, PO, 03/20/36	375
541	Series 2010-14, Class QP, 6.000%, 12/20/39	590
1,064	Series 2010-31, Class SK, IF, IO, 5.899%, 11/20/34	165
5,500	Series 2010-61, Class PC, 4.500%, 02/20/37	6,067
1,500	Series 2010-107, Class AY, 5.000%, 10/20/36	1,669
1,416	Series 2010-157, Class OP, PO, 12/20/40	1,248
5,079	Series 2013-H04, Class BA, 1.650%, 02/20/63	5,063
	NCUA Guaranteed Notes Trust,
3,622	Series 2010-C1, Class APT, 2.650%, 10/29/20	3,838
328	Series 2010-R3, Class 3A, 2.400%, 12/08/20	340
	Vendee Mortgage Trust,
981	Series 1996-2, Class 1Z, 6.750%, 06/15/26	1,155
2,508	Series 1998-1, Class 2E, 7.000%, 03/15/28	2,987
350	Series 1999-1, Class 2Z, 6.500%, 01/15/29	415

		338,772

Non-Agency CMO — 5.8%
503	ABN Amro Mortgage Corp., Series 2003-9, Class A1, 4.500%, 08/25/18	512
245	Adjustable Rate Mortgage Trust, Series 2005-5, Class 6A21, VAR, 0.432%, 09/25/35	231
1,989	AJAX Mortgage Loan Trust, Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	1,975
	Alternative Loan Trust,
241	Series 2003-J3, Class 2A1, 6.250%, 12/25/33	255

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	101

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
518	Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	522
200	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	205
1,899	Series 2004-22CB, Class 1A1, 6.000%, 10/25/34	1,970
307	Series 2004-J13, Class 1A4, SUB, 5.030%, 02/25/35	310
800	Series 2005-23CB, Class A2, 5.500%, 07/25/35	770
4,759	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	4,239
1,562	Series 2005-86CB, Class A11, 5.500%, 02/25/36	1,257
157	Series 2005-J6, Class 2A1, 5.500%, 07/25/25	157
84	Series 2005-J7, Class 1A9, 5.500%, 07/25/35	10
399	Series 2006-26CB, Class A9, 6.500%, 09/25/36	345
209	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	210
	American General Mortgage Loan Trust,
1,155	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,203
640	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	641
3,000	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	3,202
760	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	803
300	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	319
129	ASG Resecuritization Trust, Series 2009-2, Class A55, VAR, 5.014%, 05/24/36 (e)	133
	Banc of America Alternative Loan Trust,
509	Series 2003-11, Class 2A1, 6.000%, 01/25/34	532
815	Series 2004-1, Class 1A1, 6.000%, 02/25/34	836
464	Series 2004-6, Class 4A1, 5.000%, 07/25/19	473
	Banc of America Funding Trust,
1,500	Series 2005-5, Class 3A5, 5.500%, 08/25/35	1,394
296	Series 2005-7, Class 30PO, PO, 11/25/35	239
1,513	Series 2005-E, Class 4A1, VAR, 2.675%, 03/20/35	1,493

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	Banc of America Mortgage Trust,
1,146	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,182
534	Series 2003-4, Class 1B1, 5.500%, 06/25/33	503
215	Series 2003-7, Class A2, 4.750%, 09/25/18	223
196	Series 2004-2, Class 2A4, 5.500%, 03/25/34	187
1,353	Series 2004-3, Class 2A1, 5.500%, 04/25/34	1,395
600	Series 2004-5, Class 3A3, 5.000%, 06/25/19	621
231	Series 2004-5, Class 4A1, 4.750%, 06/25/19	240
400	Series 2004-7, Class 2A2, 5.750%, 08/25/34	410
127	Series 2004-8, Class XPO, PO, 10/25/34	111
2	Series 2004-11, Class 15PO, PO, 01/25/20	2
602	Series 2004-F, Class 1A1, VAR, 2.998%, 07/25/34	598
104	Series 2005-1, Class 15PO, PO, 02/25/20	93
504	Series 2005-1, Class 1A17, 5.500%, 02/25/35	461
689	Series 2005-1, Class 2A1, 5.000%, 02/25/20	729
763	Series 2005-8, Class A4, 5.500%, 09/25/35	763
83	Series 2005-10, Class 15PO, PO, 11/25/20	73
140	Series 2005-11, Class 15PO, PO, 12/25/20	121
	BCAP LLC Trust,
260	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	268
700	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/27/35 (e)	711
1,286	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	1,364
949	Series 2010-RR7, Class 16A1, VAR, 0.874%, 02/26/47 (e)	915
803	Series 2010-RR8, Class 3A3, VAR, 5.068%, 05/26/35 (e)	812
1,630	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (i)	1,597
259	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.730%, 10/25/33	261
6	Bear Stearns Mortgage Securities, Inc., Series 1997-6, Class 1A, VAR, 6.428%, 03/25/31	7
	Chase Mortgage Finance Trust,
343	Series 2003-S13, Class A2, 5.000%, 11/25/33	362

SEE NOTES TO FINANCIAL STATEMENTS.

102	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
630	Series 2004-S1, Class M, VAR, 5.105%, 02/25/19	584
4,726	Series 2007-A2, Class 2A1, VAR, 3.025%, 07/25/37	4,786
	CHL Mortgage Pass-Through Trust,
185	Series 2002-22, Class A20, 6.250%, 10/25/32	194
480	Series 2003-40, Class A3, 4.500%, 10/25/18	490
580	Series 2003-50, Class A1, 5.000%, 11/25/18	596
114	Series 2003-J7, Class 2A13, 5.000%, 08/25/33	111
821	Series 2004-3, Class A25, 5.750%, 04/25/34	792
1,469	Series 2004-4, Class A13, 5.250%, 05/25/34	1,492
990	Series 2004-5, Class 2A9, 5.250%, 05/25/34	1,016
988	Series 2004-8, Class 2A1, 4.500%, 06/25/19	1,021
718	Series 2004-J1, Class 2A1, 4.750%, 01/25/19	736
1,102	Series 2004-J7, Class 2A2, 4.500%, 08/25/19	1,134
1,144	Series 2005-22, Class 2A1, VAR, 3.010%, 11/25/35	946
357	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	374
	Citicorp Mortgage Securities, Inc.,
301	Series 2004-1, Class 3A1, 4.750%, 01/25/34	305
663	Series 2004-4, Class A4, 5.500%, 06/25/34	694
	Citigroup Mortgage Loan Trust,
1,379	Series 2009-3, Class 5A2, 6.000%, 02/25/37 (e)	1,383
1,060	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	1,100
949	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	1,005
	Citigroup Mortgage Loan Trust, Inc.,
30	Series 2003-UST1, Class PO3, PO, 12/25/18	28
206	Series 2004-HYB4, Class AA, VAR, 0.532%, 12/25/34	191
540	Series 2004-UST1, Class A3, VAR, 2.552%, 08/25/34	547
1,639	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	1,623

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
	Credit Suisse First Boston Mortgage Securities Corp,
249	Series 2003-29, Class 8A1, 6.000%, 11/25/18	255
2,389	Series 2004-4, Class 5A4, IF, IO, 7.348%, 08/25/34	353
923	Series 2005-1, Class 1A16, 5.500%, 02/25/35	864
291	Series 2005-7, Class 5A1, 4.750%, 08/25/20	302
410	Series 2005-10, Class 10A4, 6.000%, 11/25/35	282
881	Series 2005-10, Class 6A13, 5.500%, 11/25/35	828
519	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	542
	CSMC,
1,500	Series 2010-16, Class A3, VAR, 3.897%, 06/25/50 (e)	1,465
5,237	Series 2010-11R, Class A6, VAR, 1.203%, 06/28/47 (e)	4,945
997	Series 2010-20R, Class 2A3, VAR, 3.500%, 06/27/37 (e)	900
870	Series 2011-7R, Class A1, VAR, 1.453%, 08/28/47 (e)	864
112	Deutsche Alt-A Securities Inc Mortgage Loan Trust, Series 2005-3, Class 4APO, PO, 06/25/35	75
633	DLJ Mortgage Acceptance Corp., Series 1993-19, Class A7, 6.750%, 01/25/24	641
1,109	First Horizon Alternative Mortgage Securities Trust, Series 2004-AA3, Class A1, VAR, 2.378%, 09/25/34	1,094
	First Horizon Mortgage Pass-Through Trust,
85	Series 2003-8, Class 1A43, PO, 10/25/33	80
1,049	Series 2004-AR6, Class 2A1, VAR, 2.677%, 12/25/34	1,030
396	Series 2004-AR7, Class 2A2, VAR, 2.558%, 02/25/35	392
	GMACM Mortgage Loan Trust,
1,038	Series 2003-J10, Class A1, 4.750%, 01/25/19	1,072
418	Series 2004-J5, Class A7, 6.500%, 01/25/35	444
325	Series 2005-AR3, Class 3A4, VAR, 3.559%, 06/19/35	316

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	103

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	GSR Mortgage Loan Trust,
591	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	589
919	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	967
627	Series 2004-6F, Class 3A4, 6.500%, 05/25/34	668
667	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	697
2,273	Series 2005-2F, Class 1A5, 5.500%, 03/25/35	2,288
258	Series 2005-5F, Class 8A1, VAR, 0.702%, 06/25/35	244
150	Series 2005-5F, Class 8A3, VAR, 0.702%, 06/25/35	142
736	Series 2007-2F, Class 2A7, 5.750%, 02/25/37	739
	Impac CMB Trust,
1,332	Series 2004-10, Class 3A1, VAR, 0.902%, 03/25/35	1,264
817	Series 2004-10, Class 3A2, VAR, 1.002%, 03/25/35	600
22	Impac Secured Assets CMN Owner Trust, Series 2003-2, Class A1, 5.500%, 08/25/33	23
	JP Morgan Mortgage Trust,
1,071	Series 2004-S1, Class 3A1, 5.500%, 09/25/34	1,112
1,110	Series 2004-S2, Class 4A5, 6.000%, 11/25/34	1,100
929	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	943
1,291	Series 2006-A2, Class 4A1, VAR, 3.011%, 08/25/34	1,309
972	Series 2006-A2, Class 5A3, VAR, 2.903%, 11/25/33	991
305	Series 2007-A1, Class 5A2, VAR, 3.007%, 07/25/35	311
557	JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	552
	MASTR Adjustable Rate Mortgages Trust,
305	Series 2004-13, Class 2A1, VAR, 2.671%, 04/21/34	317
17	Series 2004-13, Class 3A6, VAR, 2.629%, 11/21/34	17
	MASTR Alternative Loan Trust,
407	Series 2003-7, Class 4A3, 8.000%, 11/25/18	434

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
233	Series 2003-8, Class 3A1, 5.500%, 12/25/33	241
583	Series 2003-9, Class 5A1, 4.500%, 12/25/18	600
1,059	Series 2004-6, Class 6A1, 6.500%, 07/25/34	1,120
994	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,009
155	Series 2004-7, Class 30PO, PO, 08/25/34	117
89	Series 2004-7, Class 3A1, 6.500%, 08/25/34	90
622	Series 2004-8, Class 6A1, 5.500%, 09/25/19	654
932	Series 2004-10, Class 1A1, 4.500%, 09/25/19	953
270	Series 2004-11, Class 8A3, 5.500%, 10/25/19	272
49	Series 2005-1, Class 5A1, 5.500%, 01/25/20	50
	MASTR Asset Securitization Trust,
52	Series 2003-6, Class 8A1, 5.500%, 07/25/33	54
257	Series 2003-10, Class 3A1, 5.500%, 11/25/33	272
102	Series 2003-11, Class 10A1, 5.000%, 12/25/18	105
171	Series 2003-11, Class 3A1, 4.500%, 12/25/18	175
61	Series 2004-6, Class 15PO, PO, 07/25/19	57
507	Series 2004-6, Class 3A1, 5.250%, 07/25/19	521
217	Series 2004-6, Class 4A1, 5.000%, 07/25/19	226
79	Series 2004-8, Class PO, PO, 08/25/19	72
164	Series 2004-10, Class 1A1, 4.500%, 10/25/19	170
1,098	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,157
391	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	312
	Merrill Lynch Mortgage Investors Trust,
887	Series 2004-C, Class A2, VAR, 1.110%, 07/25/29	875
662	Series 2004-D, Class A3, VAR, 2.275%, 09/25/29	655
	Morgan Stanley Mortgage Loan Trust,
1,137	Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	1,189

SEE NOTES TO FINANCIAL STATEMENTS.

104	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
468	Series 2004-7AR, Class 2A6, VAR, 2.636%, 09/25/34	472
376	MortgageIT Trust, Series 2005-1, Class 1A1, VAR, 0.522%, 02/25/35	359
296	NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	298
990	Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class 1A1, VAR, 2.828%, 02/25/35	979
	PaineWebber CMO Trust,
5	Series H, Class 4, 8.750%, 04/01/18	5
3	Series L, Class 4, 8.950%, 07/01/18	3
1,538	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	1,543
584	Prime Mortgage Trust, Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	641
	RALI Trust,
553	Series 2003-QS14, Class A1, 5.000%, 07/25/18	566
1,587	Series 2003-QS19, Class NB2, 5.750%, 10/25/33	1,511
1,041	Series 2004-QS3, Class CB, 5.000%, 03/25/19	1,086
20	Series 2004-QS8, Class A2, 5.000%, 06/25/34	20
4,000	Series 2005-QS5, Class A4, 5.750%, 04/25/35	3,319
	Residential Asset Securitization Trust,
1,012	Series 2003-A8, Class A1, 3.750%, 10/25/18	1,030
331	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	291
	RFMSI Trust,
429	Series 2004-S4, Class 2A7, 4.500%, 04/25/19	446
420	Series 2005-SA4, Class 1A1, VAR, 3.145%, 09/25/35	364
3,802	Series 2006-S1, Class 1A8, 5.750%, 01/25/36	3,576
165	RFSC Trust, Series 2003-RM2, Class AII, 5.000%, 05/25/18	170
1,538	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	1,578
68	SACO I, Inc., Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	72
1,442	Sequoia Mortgage Trust, Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	1,442

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Non-Agency CMO — Continued
		Springleaf Mortgage Loan Trust,
1,500		Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	1,579
535		Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	541
2,998		Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	3,033
2,800		Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	2,884
761		Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	765
1,265		Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	1,269
1,214		Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	1,238
		Structured Adjustable Rate Mortgage Loan Trust,
573		Series 2004-14, Class 1A, VAR, 2.858%, 10/25/34	552
445		Series 2005-5, Class A1, VAR, 0.432%, 05/25/35	440
207		Series 2005-5, Class A2, VAR, 0.432%, 05/25/35	205
		Structured Asset Securities Corp.,
2,314		Series 2003-37A, Class 1A, 2.896%, 12/25/33	2,280
471		Series 2003-37A, Class 2A, VAR, 4.910%, 12/25/33	470
		Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
5,684		Series 2003-26A, Class 3A5, VAR, 2.656%, 09/25/33	5,628
—	(h)	Series 2003-31A, Class B1, VAR, 2.793%, 10/25/33	—	(h)
519		Series 2003-33H, Class 1A1, 5.500%, 10/25/33	525
401		Series 2004-7, Class 2A1, VAR, 5.436%, 05/25/24	416
459		Structured Asset Securities Corp. Trust, Series 2005-5, Class 2A1, 5.500%, 04/25/35	460
		Vericrest Opportunity Loan Transferee,
787		Series 2012-NL2A, Class A1, 2.487%, 02/26/52 (e) (i)	790
589		Series 2012-NL2A, Class A2, 6.414%, 02/26/52 (e) (i)	596
3,165		Series 2012-NL3A, Class A, VAR, 2.734%, 11/25/60 (e)	3,179

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	105

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Vericrest Opportunity Loan Trust,
72	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (i)	72
923	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (i)	931
	WaMu Mortgage Pass-Through Certificates,
80	Series 2002-S4, Class A4, 6.500%, 10/19/29	84
167	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	171
689	Series 2003-AR8, Class A, VAR, 2.460%, 08/25/33	708
488	Series 2003-AR9, Class 1A6, VAR, 2.434%, 09/25/33	498
112	Series 2003-S4, Class 3A, 5.500%, 06/25/33	117
211	Series 2004-AR3, Class A1, VAR, 2.565%, 06/25/34	214
1,946	Series 2004-AR3, Class A2, VAR, 2.565%, 06/25/34	1,976
471	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	491
458	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	477
1,980	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	2,081
163	Series 2005-AR2, Class 2A21, VAR, 0.532%, 01/25/45	156
1,605	Washington Mutual Mortgage Pass-Through Certificates WMALT, Series 2005-4, Class CB7, 5.500%, 06/25/35	1,556
1,384	Washington Mutual MSC Mortgage Pass-Through Certificates, Series 2004-RA1, Class 2A, 7.000%, 03/25/34	1,464
953	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	968
	Wells Fargo Mortgage-Backed Securities Trust,
63	Series 2003-10, Class A1, 4.500%, 09/25/18	65
275	Series 2003-12, Class A2, 4.500%, 11/25/18	284
534	Series 2003-15, Class 1A1, 4.750%, 12/25/18	550
383	Series 2003-17, Class 2A9, PO, 01/25/34	312
187	Series 2003-18, Class A1, 5.500%, 12/25/33	190
685	Series 2003-D, Class A1, VAR, 2.513%, 02/25/33	705

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Non-Agency CMO — Continued
345	Series 2003-F, Class A1, VAR, 4.850%, 06/25/33	351
31	Series 2003-J, Class 2A5, VAR, 4.423%, 10/25/33	31
420	Series 2003-M, Class A1, VAR, 4.683%, 12/25/33	433
249	Series 2004-B, Class A1, VAR, 4.918%, 02/25/34	254
319	Series 2004-DD, Class 2A8, VAR, 2.617%, 01/25/35	283
318	Series 2004-EE, Class 3A1, VAR, 3.048%, 12/25/34	330
439	Series 2004-EE, Class 3A2, VAR, 3.048%, 12/25/34	457
948	Series 2004-K, Class 1A2, VAR, 2.613%, 07/25/34	962
96	Series 2004-Q, Class 1A3, VAR, 2.615%, 09/25/34	98
352	Series 2004-Q, Class 2A2, VAR, 2.615%, 09/25/34	337
1,165	Series 2004-U, Class A1, VAR, 2.824%, 10/25/34	1,178
246	Series 2005-1, Class 1A1, 4.750%, 01/25/20	259
701	Series 2005-1, Class B1, VAR, 4.929%, 01/25/20	671
2,175	Series 2005-9, Class 2A10, 5.250%, 10/25/35	2,192
320	Series 2005-13, Class A1, 5.000%, 11/25/20	329
13	Series 2005-AR13, Class A1, VAR, 5.231%, 05/25/35	13
1,242	Series 2005-AR16, Class 2A1, VAR, 2.713%, 02/25/34	1,227

		172,486

	Total Collateralized Mortgage Obligations (Cost $487,730)	511,258

Commercial Mortgage-Backed Securities — 8.1%
1,604	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	1,629
2,985	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	3,017
	Banc of America Commercial Mortgage Trust,
485	Series 2006-1, Class A4, VAR, 5.372%, 09/10/45	539
3,175	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	3,585

SEE NOTES TO FINANCIAL STATEMENTS.

106	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
1,005	Series 2006-4, Class A4, 5.634%, 07/10/46	1,137
3,566	Series 2006-5, Class A4, 5.414%, 09/10/47	4,014
4,000	Series 2007-2, Class AM, 5.644%, 04/10/49	4,512
2,998	Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, VAR, 2.501%, 11/15/15 (e)	3,000
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
1,730	Series 2005-1, Class AJ, VAR, 5.199%, 11/10/42	1,849
1,050	Series 2005-3, Class A4, 4.668%, 07/10/43	1,132
1,000	Series 2005-3, Class AM, 4.727%, 07/10/43	1,067
1,050	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	1,152
1,083	Series 2005-6, Class ASB, VAR, 5.187%, 09/10/47	1,108
500	Banc of America Re-REMIC Trust, Series 2009-UB1, Class A4A, VAR, 5.604%, 06/24/50 (e)	575
5,115	BB-UBS Trust, Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	5,170
	Bear Stearns Commercial Mortgage Securities Trust,
1,404	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,464
640	Series 2005-PWR7, Class A3, VAR, 5.116%, 02/11/41	685
2,570	Series 2006-PW11, Class A4, VAR, 5.454%, 03/11/39	2,871
75	Series 2006-PW12, Class A4, VAR, 5.711%, 09/11/38	85
250	Series 2006-T24, Class A4, 5.537%, 10/12/41	285
4,000	Series 2007-PW16, Class AM, VAR, 5.716%, 06/11/40	4,566
5,700	Series 2007-PW17, Class AMFL, 0.892%, 06/11/50 (e)	5,384
	CD Commercial Mortgage Trust,
7,705	Series 2005-CD1, Class AJ, VAR, 5.219%, 07/15/44	8,278
500	Series 2005-CD1, Class AM, VAR, 5.219%, 07/15/44	551
89,944	Series 2007-CD4, Class XC, IO, VAR, 0.144%, 12/11/49 (e)	698
1,973	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	2,115

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	COBALT CMBS Commercial Mortgage Trust,
3,680	Series 2006-C1, Class A4, 5.223%, 08/15/48	4,112
4,471	Series 2006-C1, Class AM, 5.254%, 08/15/48	4,797
	COMM Mortgage Trust,
2,500	Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	2,664
2,038	Series 2012-CR2, Class XA, IO, VAR, 1.968%, 08/15/45	261
	Commercial Mortgage Pass-Through Certificates,
1,500	Series 2006-C2, Class A3, VAR, 5.686%, 03/15/39	1,674
129,160	Series 2007-C2, Class AX, IO, VAR, 0.097%, 01/15/49 (e)	600
	Commercial Mortgage Trust,
2,330	Series 2005-GG3, Class AJ, VAR, 4.859%, 08/10/42	2,469
7,402	Series 2006-GG7, Class AM, VAR, 5.862%, 07/10/38	8,298
	Credit Suisse First Boston Mortgage Securities Corp,
3,000	Series 1998-C2, Class F, VAR, 6.750%, 11/15/30 (e)	3,179
2,000	Series 2003-C4, Class D, VAR, 5.353%, 08/15/36	2,032
2,480	Series 2004-C1, Class D, VAR, 4.956%, 01/15/37 (e)	2,500
2,321	Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AM, 4.730%, 07/15/37	2,506
	DBRR Trust,
1,958	Series 2012-EZ1, Class A, 0.946%, 09/25/45 (e)	1,964
4,994	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/43 (e)	4,994
20,276	DBUBS Mortgage Trust, Series 2011-LC2A, Class XA, IO, VAR, 1.429%, 07/10/44 (e)	1,392
2,442	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	2,501
2,505	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	2,660
41,921	GMAC Commercial Mortgage Securities, Inc., Series 1998-C2, Class X, IO, VAR, 0.911%, 05/15/35	945

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	107

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
645	GMAC Commercial Mortgage Securities, Inc. Trust, Series 2006-C1, Class A4, VAR, 5.238%, 11/10/45	702
2,150	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	2,253
20,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	1,502
465	GS Mortgage Securities Trust, Series 2006-GG6, Class A4, VAR, 5.553%, 04/10/38	516
793	GSMS Trust, Series 2009-RR1, Class JPB, 5.374%, 05/17/45 (e)	899
	JP Morgan Chase Commercial Mortgage Securities Corp.,
2,500	Series 2005-CB11, Class AJ, VAR, 5.363%, 08/12/37	2,694
194,017	Series 2005-CB11, Class X1, IO, VAR, 0.126%, 08/12/37 (e)	535
2,000	Series 2005-CB13, Class A4, VAR, 5.294%, 01/12/43	2,194
200	Series 2005-LDP2, Class AM, 4.780%, 07/15/42	214
625	Series 2005-LDP4, Class AM, VAR, 4.999%, 10/15/42	678
263,102	Series 2005-LDP5, Class X1, IO, VAR, 0.127%, 12/15/44 (e)	686
	JP Morgan Chase Commercial Mortgage Securities Trust,
1,000	Series 2006-CB14, Class A4, VAR, 5.481%, 12/12/44	1,111
83,134	Series 2006-CB15, Class X1, IO, VAR, 0.090%, 06/12/43	571
2,060	Series 2006-CB16, Class A4, 5.552%, 05/12/45	2,341
1,285	Series 2006-CB17, Class A4, 5.429%, 12/12/43	1,442
609	Series 2006-LDP6, Class A4, VAR, 5.475%, 04/15/43	680
920	Series 2006-LDP6, Class AM, VAR, 5.525%, 04/15/43	1,026
1,160	Series 2006-LDP7, Class A4, VAR, 5.868%, 04/15/45	1,317
24,896	Series 2006-LDP8, Class X, IO, VAR, 0.537%, 05/15/45	384
2,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	2,070
11,462	Series 2010-C2, Class XA, IO, VAR, 1.938%, 11/15/43 (e)	1,022

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	LB-UBS Commercial Mortgage Trust,
1,212	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,247
1,000	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	1,083
5,000	Series 2005-C2, Class AJ, 5.205%, 04/15/30	5,276
405	Series 2006-C1, Class A4, 5.156%, 02/15/31	447
1,060	Series 2006-C4, Class A4, VAR, 5.866%, 06/15/38	1,205
560	Series 2006-C6, Class A4, 5.372%, 09/15/39	637
3,030	Series 2007-C1, Class AM, 5.455%, 02/15/40	3,412
5,600	Series 2007-C2, Class A3, 5.430%, 02/15/40	6,327
3,735	Series 2007-C6, Class A4, VAR, 5.858%, 07/15/40	4,326
3,848	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	4,442
	Merrill Lynch Mortgage Trust,
602	Series 2005-CKI1, Class A6, VAR, 5.273%, 11/12/37	661
1,425	Series 2005-CKI1, Class AM, VAR, 5.273%, 11/12/37	1,571
1,750	Series 2005-LC1, Class A4, VAR, 5.291%, 01/12/44	1,929
1,750	Series 2005-LC1, Class AJ, VAR, 5.369%, 01/12/44	1,903
2,000	Series 2005-LC1, Class AM, VAR, 5.310%, 01/12/44	2,208
1,755	Series 2006-C1, Class A4, VAR, 5.683%, 05/12/39	1,991
	ML-CFC Commercial Mortgage Trust,
1,725	Series 2006-1, Class A4, VAR, 5.482%, 02/12/39	1,924
250	Series 2006-4, Class A3, VAR, 5.172%, 12/12/49	281
110,676	Series 2006-4, Class XC, IO, VAR, 0.203%, 12/12/49 (e)	1,339
11,120	Series 2007-9, Class A4, 5.700%, 09/12/49	12,852
	Morgan Stanley Capital I Trust,
3,581	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	3,973
2,925	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	3,310
645	Series 2006-T21, Class A4, VAR, 5.162%, 10/12/52	710

SEE NOTES TO FINANCIAL STATEMENTS.

108	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Commercial Mortgage-Backed Securities — Continued
1,575	Series 2006-T23, Class AM, VAR, 5.818%, 08/12/41	1,806
87,108	Series 2007-HQ11, Class X, IO, VAR, 0.235%, 02/12/44 (e)	541
699	Series 2011-C3, Class A3, 4.054%, 07/15/49	780
	Morgan Stanley Re-REMIC Trust,
3,000	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	3,104
248	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	250
4,227	Series 2012-IO, Class AXA, 1.000%, 03/29/51	4,179
1,587	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	1,607
1,500	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,245
1,835	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.402%, 08/25/29 (e)	1,833
2,695	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	2,697
1,139	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.540%, 08/15/39	1,197
9,285	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.360%, 05/10/45 (e)	1,401
2,191	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	2,291
	UBS-Barclays Commercial Mortgage Trust,
1,560	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,659
17,815	Series 2012-C2, Class XA, IO, VAR, 1.821%, 05/10/63 (e)	1,870
5,291	VNO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	5,345
	Wachovia Bank Commercial Mortgage Trust,
932	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	972
193	Series 2005-C16, Class AJ, VAR, 4.896%, 10/15/41	205
170	Series 2005-C17, Class A4, VAR, 5.083%, 03/15/42	182
250	Series 2006-C25, Class A4, VAR, 5.733%, 05/15/43	281
3,653	Series 2006-C27, Class A3, 5.765%, 07/15/45	4,069
1,925	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	1,937

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

2,500	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	2,823

	Total Commercial Mortgage-Backed Securities (Cost $233,516)	240,181

Convertible Bonds — 0.1%
	Consumer Discretionary — 0.0% (g)
	Diversified Consumer Services — 0.0% (g)
165	Stewart Enterprises, Inc., 3.125%, 07/15/14	170

	Hotels, Restaurants & Leisure — 0.0% (g)
194	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	194

	Total Consumer Discretionary	364

	Materials — 0.1%
	Construction Materials — 0.1%
665	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	836

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
311	Somerset Cayuga Holding Co., Inc., PIK, 20.000%, 06/15/17 (e) (i)	311

	Total Convertible Bonds (Cost $1,308)	1,511

Corporate Bonds — 35.2%
	Consumer Discretionary — 4.0%
	Auto Components — 0.1%
47	Dana Holding Corp., 6.750%, 02/15/21	51
890	Johnson Controls, Inc., 5.700%, 03/01/41	1,042
720	Lear Corp., 8.125%, 03/15/20	803

		1,896

	Automobiles — 0.2%
	Daimler Finance North America LLC,
1,721	1.300%, 07/31/15 (e)	1,731
560	8.500%, 01/18/31	866
	Ford Motor Co.,
1,530	7.450%, 07/16/31	1,960
400	9.215%, 09/15/21	528
150	Jaguar Land Rover Automotive plc, (United Kingdom), 5.625%, 02/01/23 (e)	153
	Motors Liquidation Co.,
120	5.250%, 03/06/32 (i)	—	(h)
385	6.250%, 07/15/33 (i)	—	(h)
21	7.250%, 04/15/41 (i)	—	(h)
1	7.250%, 07/15/41 (i)	—	(h)
42	7.250%, 02/15/52 (i)	—	(h)
55	7.375%, 05/15/48 (i)	—	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	109

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Automobiles — Continued
1	7.375%, 10/01/51 (i)	—	(h)
2,500	7.700%, 04/15/16 (d) (i)	—	(h)
662	Volkswagen International Finance N.V., (Netherlands), 1.625%, 08/12/13 (e)	665

		5,903

	Distributors — 0.1%
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
315	6.750%, 05/20/20	340
405	7.000%, 05/20/22	437
300	Ferrellgas LP/Ferrellgas Finance Corp., 6.500%, 05/01/21	304
290	HD Supply, Inc., 8.125%, 04/15/19 (e)	327
48	INTCOMEX, Inc., 13.250%, 12/15/14	49
464	Suburban Propane Partners LP/Suburban Energy Finance Corp., 7.500%, 10/01/18	501

		1,958

	Diversified Consumer Services — 0.1%
	Service Corp. International,
1,323	7.625%, 10/01/18	1,561
795	8.000%, 11/15/21	946
615	Stewart Enterprises, Inc., 6.500%, 04/15/19	657

		3,164

	Hotels, Restaurants & Leisure — 0.5%
390	American Casino & Entertainment Properties LLC/ACEP Finance Corp., 11.000%, 06/15/14	397
595	Caesars Entertainment Operating Co., Inc., 9.000%, 02/15/20 (e)	587
2,363	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (i)	1,412
1,116	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17	1,234
425	MCE Finance Ltd., (Cayman Islands), 5.000%, 02/15/21 (e)	425
	MGM Resorts International,
675	10.000%, 11/01/16	803
825	11.375%, 03/01/18	1,038
870	Pinnacle Entertainment, Inc., 8.625%, 08/01/17	924
	Real Mex Restaurants, Inc.,
233	11.000%, 03/15/14 (i)	233
392	19.000%, 03/15/14 (i)	392
175	Royal Caribbean Cruises Ltd., (Liberia), 5.250%, 11/15/22	179

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Hotels, Restaurants & Leisure — Continued
500	Seminole Hard Rock Entertainment, Inc., VAR, 2.808%, 03/15/14 (e)	499
1,000	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	1,059
2,700	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e)	2,680
	Speedway Motorsports, Inc.,
900	6.750%, 02/01/19	960
850	6.750%, 02/01/19 (e)	906
1,160	Vail Resorts, Inc., 6.500%, 05/01/19	1,244
	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
360	5.375%, 03/15/22	378
575	7.875%, 05/01/20	642

		15,992

	Household Durables — 0.4%
427	Brookfield Residential Properties, Inc., (Canada), 6.500%, 12/15/20 (e)	453
	D.R. Horton, Inc.,
1,873	4.375%, 09/15/22	1,849
1,570	5.625%, 01/15/16	1,692
292	KB Home, 7.500%, 09/15/22	326
	Lennar Corp.,
160	4.750%, 12/15/17	166
1,150	6.950%, 06/01/18	1,287
315	12.250%, 06/01/17	419
106	Libbey Glass, Inc., 6.875%, 05/15/20	114
CAD 920	Mattamy Group Corp., (Canada), 6.875%, 11/15/20 (e)	895
214	MDC Holdings, Inc., 6.000%, 01/15/43	209
420	Newell Rubbermaid, Inc., 4.700%, 08/15/20	466
	PulteGroup, Inc.,
400	7.625%, 10/15/17	468
577	7.875%, 06/15/32	636
	Standard Pacific Corp.,
835	8.375%, 05/15/18	983
166	10.750%, 09/15/16	207
195	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	210
	Toll Brothers Finance Corp.,
719	5.875%, 02/15/22	802
750	6.750%, 11/01/19	881

		12,063

	Internet & Catalog Retail — 0.2%
429	Netflix, Inc., 5.375%, 02/01/21 (e)	428

SEE NOTES TO FINANCIAL STATEMENTS.

110	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Internet & Catalog Retail — Continued
	QVC, Inc.,
170	5.125%, 07/02/22	180
75	7.125%, 04/15/17 (e)	78
75	7.375%, 10/15/20 (e)	83
2,050	7.500%, 10/01/19 (e)	2,262
3,012	Sitel LLC/Sitel Finance Corp., 11.500%, 04/01/18	1,928

		4,959

	Leisure Equipment & Products — 0.0% (g)
968	Icon Health & Fitness, Inc., 11.875%, 10/15/16 (e)	808

	Media — 2.0%
2,004	Adelphia Communications Corp., 9.375%, 11/15/09 (d)	13
	Cablevision Systems Corp.,
900	5.875%, 09/15/22	873
300	7.750%, 04/15/18	330
480	8.000%, 04/15/20	533
	CBS Corp.,
200	7.875%, 07/30/30	269
160	8.875%, 05/15/19	214
	CCO Holdings LLC/CCO Holdings Capital Corp.,
880	5.125%, 02/15/23	858
665	5.250%, 03/15/21 (e)	665
1,750	5.250%, 09/30/22	1,722
2,235	6.500%, 04/30/21	2,380
165	7.000%, 01/15/19	178
1,625	7.375%, 06/01/20	1,798
330	8.125%, 04/30/20	367
478	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.625%, 11/15/17 (e)	511
713	Cinemark USA, Inc., 8.625%, 06/15/19	790
	Clear Channel Communications, Inc.,
340	9.000%, 12/15/19 (e)	316
1,500	9.000%, 03/01/21	1,358
	Clear Channel Worldwide Holdings, Inc.,
216	6.500%, 11/15/22 (e)	226
684	6.500%, 11/15/22 (e)	720
240	Comcast Cable Communications Holdings, Inc., 9.455%, 11/15/22	364
	Comcast Corp.,
850	5.900%, 03/15/16	973
240	6.300%, 11/15/17	293
435	6.500%, 11/15/35	559
177	6.550%, 07/01/39	230

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — Continued
75	Credit Suisse First Boston Mortgage Securities Corp, 6.750%, 11/15/21	82
1,500	CSC Holdings LLC, 8.625%, 02/15/19	1,789
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
530	5.000%, 03/01/21	579
580	6.000%, 08/15/40	605
281	Discovery Communications LLC, 4.950%, 05/15/42	291
	DISH DBS Corp.,
433	4.625%, 07/15/17	448
3,000	5.000%, 03/15/23 (e)	2,977
1,180	5.875%, 07/15/22	1,245
1,010	6.750%, 06/01/21	1,124
5	7.125%, 02/01/16	5
1,675	7.875%, 09/01/19	1,983
500	Gannett Co., Inc., 7.125%, 09/01/18	545
1,000	Historic TW, Inc., 9.150%, 02/01/23	1,447
	Intelsat Jackson Holdings S.A., (Luxembourg),
300	7.250%, 04/01/19	322
225	8.500%, 11/01/19	250
1,058	Lamar Media Corp., 5.000%, 05/01/23 (e)	1,065
200	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23 (e)	203
	Mediacom LLC/Mediacom Capital Corp.,
160	7.250%, 02/15/22	173
872	9.125%, 08/15/19	968
630	NAI Entertainment Holdings LLC, 8.250%, 12/15/17 (e)	687
810	NBCUniversal Media LLC, 5.950%, 04/01/41	1,001
	News America, Inc.,
600	6.750%, 01/09/38	728
800	7.750%, 01/20/24	1,025
200	7.850%, 03/01/39	273
147	8.875%, 04/26/23	201
2,805	Nielsen Finance LLC/Nielsen Finance Co., 4.500%, 10/01/20 (e)	2,770
2,091	Radio One, Inc., 12.500%, 05/24/16	2,101
3,180	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	3,244
	Starz LLC/Starz Finance Corp.,
600	5.000%, 09/15/19	613
665	5.000%, 09/15/19 (e)	680
385	Telesat Canada/Telesat LLC, (Canada), 6.000%, 05/15/17 (e)	401
	Thomson Reuters Corp., (Canada),
1,960	3.950%, 09/30/21	2,094

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	111

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Media — Continued
280	4.700%, 10/15/19	320
410	5.950%, 07/15/13	418
200	6.500%, 07/15/18	248
335	Time Warner Cable, Inc., 7.300%, 07/01/38	420
	Time Warner Entertainment Co. LP,
415	8.375%, 03/15/23	570
1,445	8.375%, 07/15/33	2,026
182	Time Warner, Inc., 5.375%, 10/15/41	196
1,561	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 5.500%, 01/15/23 (e)	1,577
1,000	Univision Communications, Inc., 7.875%, 11/01/20 (e)	1,106
852	Valassis Communications, Inc., 6.625%, 02/01/21	915
70	Viacom, Inc., 4.375%, 03/15/43 (e)	65
401	Virgin Media Finance LLC, (United Kingdom), 8.375%, 10/15/19 (d) (i)	–
401	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	447
	Walt Disney Co. (The),
646	0.450%, 12/01/15	644
500	0.875%, 12/01/14	505
500	5.875%, 12/15/17	609
	WMG Acquisition Corp.,
1,045	6.000%, 01/15/21 (e)	1,082
50	11.500%, 10/01/18	58

		59,665

Multiline Retail — 0.0% (g)
328	Dollar General Corp., 4.125%, 07/15/17	347
200	Kohl’s Corp., 4.000%, 11/01/21	204
310	Target Corp., 7.000%, 01/15/38	442

		993

Specialty Retail — 0.4%
220	AutoNation, Inc., 5.500%, 02/01/20	238
1,374	Claire’s Stores, Inc., 8.875%, 03/15/19	1,376
	Limited Brands, Inc.,
400	5.625%, 02/15/22	423
1,600	8.500%, 06/15/19	1,960
	Lowe’s Cos., Inc.,
116	5.125%, 11/15/41	129
951	7.110%, 05/15/37	1,289
651	Neebo, Inc., 15.000%, 06/30/16 (e)	649
1,571	Sally Holdings LLC/Sally Capital, Inc., 5.750%, 06/01/22	1,659

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Specialty Retail — Continued
1,000	Toys R Us—Delaware, Inc., 7.375%, 09/01/16 (e)	1,015
1,750	Toys R Us Property Co. II LLC, 8.500%, 12/01/17	1,842

		10,580

	Textiles, Apparel & Luxury Goods — 0.0% (g)
1,329	PVH Corp., 4.500%, 12/15/22	1,311

	Total Consumer Discretionary	119,292

	Consumer Staples — 1.8%
	Beverages — 0.6%
	Anheuser-Busch Cos. LLC,
325	5.500%, 01/15/18	389
550	5.750%, 04/01/36	675
280	7.550%, 10/01/30	387
4,900	Anheuser-Busch InBev Finance, Inc., 0.800%, 01/15/16	4,903
	Anheuser-Busch InBev Worldwide, Inc.,
410	6.875%, 11/15/19	534
275	7.750%, 01/15/19	364
1,047	Coca-Cola Co. (The), 1.150%, 04/01/18	1,045
	Constellation Brands, Inc.,
490	6.000%, 05/01/22	536
1,340	7.250%, 09/01/16	1,519
375	7.250%, 05/15/17	425
	Diageo Finance B.V., (Netherlands),
575	5.300%, 10/28/15	643
325	5.500%, 04/01/13	326
	Diageo Investment Corp.,
1,000	7.450%, 04/15/35	1,436
365	8.000%, 09/15/22	516
677	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	675
	PepsiCo, Inc.,
1,235	1.250%, 08/13/17	1,239
572	3.000%, 08/25/21	597
800	3.750%, 03/01/14	826
70	7.900%, 11/01/18	94
70	Pernod-Ricard S.A., (France), 5.750%, 04/07/21 (e)	83
1,235	SABMiller plc, (United Kingdom), 5.500%, 08/15/13 (e)	1,263

		18,475

SEE NOTES TO FINANCIAL STATEMENTS.

112	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
Food & Staples Retailing — 0.7%
	CVS Caremark Corp.,
110	5.750%, 06/01/17	130
555	6.125%, 09/15/39	700
1,610	Ingles Markets, Inc., 8.875%, 05/15/17	1,695
	Kroger Co. (The),
215	6.400%, 08/15/17	257
1,162	7.500%, 04/01/31	1,481
300	7.700%, 06/01/29	394
	New Albertsons, Inc.,
2,908	7.450%, 08/01/29	2,094
254	8.000%, 05/01/31	185
500	8.700%, 05/01/30	379
	Rite Aid Corp.,
169	7.500%, 03/01/17	174
1,500	8.000%, 08/15/20	1,703
6,000	9.500%, 06/15/17	6,307
135	SUPERVALU, Inc., 7.500%, 11/15/14	135
182	Walgreen Co., 1.800%, 09/15/17	185
	Wal-Mart Stores, Inc.,
1,500	3.625%, 07/08/20	1,651
160	5.250%, 09/01/35	189
1,000	6.200%, 04/15/38	1,328
260	7.550%, 02/15/30	377

		19,364

	Food Products — 0.4%
370	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	404
	Bunge Ltd. Finance Corp.,
370	5.875%, 05/15/13	373
655	8.500%, 06/15/19	851
148	Bunge N.A. Finance LP, 5.900%, 04/01/17	168
	Cargill, Inc.,
350	1.900%, 03/01/17 (e)	356
800	3.300%, 03/01/22 (e)	813
200	6.000%, 11/27/17 (e)	239
360	6.625%, 09/15/37 (e)	472
1,000	7.350%, 03/06/19 (e)	1,285
	ConAgra Foods, Inc.,
329	1.350%, 09/10/15	332
135	7.000%, 04/15/19	169
245	ESAL GmbH, (Austria), 6.250%, 02/05/23 (e)	243
206	Eurofresh, Inc., PIK, 15.000%, 11/18/16 # (i)	—
	JBS USA LLC/JBS USA Finance, Inc.,
425	7.250%, 06/01/21 (e)	440
746	8.250%, 02/01/20 (e)	804

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Food Products — Continued
737	Kellogg Co., 3.125%, 05/17/22	757
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22	449
488	5.000%, 06/04/42	533
599	6.125%, 08/23/18	732
575	6.875%, 01/26/39	766
	Mondelez International, Inc.,
211	6.125%, 02/01/18	254
335	6.500%, 08/11/17	406
	Smithfield Foods, Inc.,
380	6.625%, 08/15/22	413
500	7.750%, 07/01/17	575

		11,834

	Household Products — 0.1%
325	Armored Autogroup, Inc., 9.250%, 11/01/18	291
1,000	Kimberly-Clark Corp., 6.125%, 08/01/17	1,213
701	Procter & Gamble - ESOP, 9.360%, 01/01/21	931
1,925	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, 7.875%, 08/15/19	2,127

		4,562

	Tobacco — 0.0% (g)
250	Alliance One International, Inc., 10.000%, 07/15/16	264

	Total Consumer Staples	54,499

	Energy — 4.1%
	Energy Equipment & Services — 0.6%
720	Baker Hughes, Inc., 5.125%, 09/15/40	847
1,700	Bluewater Holding B.V., (Netherlands), VAR, 3.303%, 07/17/14 (e)	1,611
322	Cameron International Corp., 1.600%, 04/30/15	325
70	Diamond Offshore Drilling, Inc., 5.875%, 05/01/19	86
	Halliburton Co.,
250	7.450%, 09/15/39	368
275	7.600%, 08/15/96 (e)	404
700	8.750%, 02/15/21	980
	Key Energy Services, Inc.,
292	6.750%, 03/01/21 (e)	296
995	6.750%, 03/01/21	1,015
	National Oilwell Varco, Inc.,
448	1.350%, 12/01/17	450
100	2.600%, 12/01/22	100

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	113

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Energy Equipment & Services — Continued
98	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	101
	Oil States International, Inc.,
795	5.125%, 01/15/23 (e)	795
1,400	6.500%, 06/01/19	1,498
650	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	715
	Precision Drilling Corp., (Canada),
1,097	6.500%, 12/15/21	1,163
360	6.625%, 11/15/20	382
219	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	232
640	Schlumberger Oilfield UK plc, (United Kingdom), 4.200%, 01/15/21 (e)	717
	Seadrill Ltd., (Bermuda),
200	5.625%, 09/15/17 (e)	203
700	6.500%, 10/05/15	733
210	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	224
2,110	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	2,459
630	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	676
1,770	Unit Corp., 6.625%, 05/15/21	1,841

		18,221

	Oil, Gas & Consumable Fuels — 3.5%
	Access Midstream Partners LP/ACMP Finance Corp.,
829	4.875%, 05/15/23	821
3,000	6.125%, 07/15/22	3,217
175	Alberta Energy Co., Ltd., (Canada), 7.375%, 11/01/31	218
278	Anadarko Holding Co., 7.150%, 05/15/28	332
	Anadarko Petroleum Corp.,
350	6.950%, 06/15/19	438
125	7.625%, 03/15/14	133
100	7.950%, 06/15/39	140
225	8.700%, 03/15/19	302
250	ANR Pipeline Co., 9.625%, 11/01/21	375
450	Antero Resources Finance Corp., 6.000%, 12/01/20 (e)	467
	Apache Corp.,
346	2.625%, 01/15/23	336
775	6.900%, 09/15/18	975
	Bill Barrett Corp.,
450	7.000%, 10/15/22	465

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
250	7.625%, 10/01/19	264
375	9.875%, 07/15/16	403
	BP Capital Markets plc, (United Kingdom),
206	1.375%, 11/06/17	206
385	3.245%, 05/06/22	396
1,835	3.875%, 03/10/15	1,950
515	4.750%, 03/10/19	596
325	5.250%, 11/07/13	336
815	Burlington Resources, Inc., 8.200%, 03/15/25	1,140
330	Canadian Natural Resources Ltd., (Canada), 6.250%, 03/15/38	403
	Cenovus Energy, Inc., (Canada),
123	3.000%, 08/15/22	123
404	4.450%, 09/15/42	400
	Chesapeake Energy Corp.,
888	6.125%, 02/15/21	941
520	6.500%, 08/15/17	572
400	6.775%, 03/15/19	414
285	6.875%, 08/15/18	302
500	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	516
537	Chevron Corp., 1.104%, 12/05/17	538
1,190	Cimarex Energy Co., 5.875%, 05/01/22	1,270
450	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	513
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
450	8.250%, 12/15/17	480
500	8.500%, 12/15/19	540
	Comstock Resources, Inc.,
400	7.750%, 04/01/19	410
590	8.375%, 10/15/17	624
534	9.500%, 06/15/20	582
	Concho Resources, Inc.,
450	5.500%, 10/01/22	469
545	6.500%, 01/15/22	594
1,460	7.000%, 01/15/21	1,613
425	Conoco Funding Co., (Canada), 7.250%, 10/15/31	614
	ConocoPhillips,
275	5.750%, 02/01/19	337
750	6.500%, 02/01/39	1,031
410	7.000%, 03/30/29	540
200	ConocoPhillips Co., 1.050%, 12/15/17	200
300	ConocoPhillips Holding Co., 6.950%, 04/15/29	412

SEE NOTES TO FINANCIAL STATEMENTS.

114	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	CONSOL Energy, Inc.,
100	8.000%, 04/01/17	109
1,250	8.250%, 04/01/20	1,378
	Continental Resources, Inc.,
1,191	5.000%, 09/15/22	1,280
160	7.125%, 04/01/21	182
560	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e)	564
236	Devon Energy Corp., 3.250%, 05/15/22	236
270	Devon Financing Corp. LLC, 7.875%, 09/30/31	375
	El Paso LLC,
1,900	6.875%, 06/15/14	2,018
150	7.000%, 06/15/17	171
	Encana Corp., (Canada),
150	6.500%, 05/15/19	184
215	6.625%, 08/15/37	257
1,210	Eni S.p.A., (Italy), 5.700%, 10/01/40 (e)	1,278
	EOG Resources, Inc.,
472	2.625%, 03/15/23	468
1,700	4.100%, 02/01/21	1,915
200	6.875%, 10/01/18	255
853	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	972
	EP Energy LLC/Everest Acquisition Finance, Inc.,
255	6.875%, 05/01/19	278
164	7.750%, 09/01/22	178
500	Forest Oil Corp., 7.250%, 06/15/19	504
325	Genesis Energy LP/Genesis Energy Finance Corp., 7.875%, 12/15/18	357
	Hilcorp Energy I LP/Hilcorp Finance Co.,
220	7.625%, 04/15/21 (e)	242
1,370	8.000%, 02/15/20 (e)	1,504
400	HollyFrontier Corp., 9.875%, 06/15/17	427
396	Inergy Midstream LP/Finance Corp., 6.000%, 12/15/20 (e)	410
	KazMunaiGaz Finance Sub B.V., (Netherlands),
345	6.375%, 04/09/21 (e)	404
675	Reg. S., 7.000%, 05/05/20	817
195	Laredo Petroleum, Inc., 7.375%, 05/01/22	212
410	Marathon Oil Corp., 6.000%, 10/01/17	491
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
732	4.500%, 07/15/23	716
3,000	5.500%, 02/15/23	3,150
324	6.250%, 06/15/22	351

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
415	6.750%, 11/01/20	454
	MEG Energy Corp., (Canada),
186	6.375%, 01/30/23 (e)	192
450	6.500%, 03/15/21 (e)	475
	Newfield Exploration Co.,
288	5.625%, 07/01/24	301
625	5.750%, 01/30/22	672
750	6.875%, 02/01/20	804
890	7.125%, 05/15/18	927
1,641	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	1,649
1,810	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	2,100
504	Occidental Petroleum Corp., 2.700%, 02/15/23	508
472	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	513
	Peabody Energy Corp.,
1,075	6.000%, 11/15/18	1,142
1,175	6.250%, 11/15/21	1,222
325	6.500%, 09/15/20	346
	Pemex Project Funding Master Trust,
78	5.750%, 03/01/18	90
97	6.625%, 06/15/35	116
354	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II, 8.375%, 06/01/20 (e)	374
	Pertamina Persero PT, (Indonesia),
400	5.250%, 05/23/21 (e)	434
400	6.000%, 05/03/42 (e)	420
200	6.500%, 05/27/41 (e)	222
80	Petrobras International Finance Co.—Pifco, (Cayman Islands), 6.875%, 01/20/40	92
	Petro-Canada, (Canada),
400	6.800%, 05/15/38	528
335	7.875%, 06/15/26	476
	Petroleos de Venezuela S.A., (Venezuela),
569	4.900%, 10/28/14	546
671	5.375%, 04/12/27	486
335	Reg. S., 8.500%, 11/02/17	333
	Petroleos Mexicanos, (Mexico),
110	3.500%, 01/30/23 (e)	108
370	4.875%, 01/24/22	406
815	5.500%, 01/21/21	931
110	5.500%, 06/27/44	113
MXN 1,840	7.650%, 11/24/21 (e)	160

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	115

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
125	Petronas Capital Ltd., (Malaysia), Reg. S., 5.250%, 08/12/19	146
	Pioneer Natural Resources Co.,
150	6.650%, 03/15/17	177
1,075	7.500%, 01/15/20	1,365
	Plains Exploration & Production Co.,
563	6.500%, 11/15/20	629
563	6.875%, 02/15/23	649
	QEP Resources, Inc.,
286	5.250%, 05/01/23	296
475	5.375%, 10/01/22	498
1,315	6.875%, 03/01/21	1,509
	Range Resources Corp.,
456	5.000%, 08/15/22	466
200	5.750%, 06/01/21	213
61	6.750%, 08/01/20	67
25	7.250%, 05/01/18	26
	Regency Energy Partners LP/Regency Energy Finance Corp.,
2,635	5.500%, 04/15/23	2,780
770	6.500%, 07/15/21	841
1,040	Samson Investment Co., 9.750%, 02/15/20 (e)	1,106
	Shell International Finance B.V., (Netherlands),
425	1.125%, 08/21/17	426
1,030	1.875%, 03/25/13	1,031
679	3.100%, 06/28/15	719
500	4.300%, 09/22/19	579
200	Sinopec Group Overseas Development 2012 Ltd., (United Kingdom), 4.875%, 05/17/42 (e)	220
	SM Energy Co.,
350	6.500%, 11/15/21	381
515	6.500%, 01/01/23	557
1,790	6.625%, 02/15/19	1,920
145	Spectra Energy Capital LLC, 7.500%, 09/15/38	197
	Statoil ASA, (Norway),
263	2.450%, 01/17/23	259
417	3.150%, 01/23/22	441
435	7.150%, 11/15/25	605
815	Suncor Energy, Inc., (Canada), 6.850%, 06/01/39	1,093
1,000	Swift Energy Co., 7.125%, 06/01/17	1,025
	Talisman Energy, Inc., (Canada),
750	5.500%, 05/15/42	786

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Oil, Gas & Consumable Fuels — Continued
125	5.850%, 02/01/37	134
125	6.250%, 02/01/38	140
120	7.750%, 06/01/19	154
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
1,840	5.250%, 05/01/23 (e)	1,895
400	6.375%, 08/01/22	436
400	6.875%, 02/01/21	436
295	7.875%, 10/15/18	323
	Tesoro Corp.,
187	4.250%, 10/01/17	194
296	5.375%, 10/01/22	308
640	Tosco Corp., 8.125%, 02/15/30	945
	Total Capital International S.A., (France),
727	0.750%, 01/25/16	729
206	1.550%, 06/28/17	209
1,900	Total Capital S.A., (France), 2.300%, 03/15/16	1,979
	TransCanada PipeLines Ltd., (Canada),
625	2.500%, 08/01/22	612
1,505	4.000%, 06/15/13	1,520
1,000	6.200%, 10/15/37	1,280
606	7.250%, 08/15/38	850
282	Western Refining, Inc., 11.250%, 06/15/17 (e)	304
	WPX Energy, Inc.,
475	5.250%, 01/15/17	494
2,207	6.000%, 01/15/22	2,317

		103,037

	Total Energy	121,258

	Financials — 10.8%
	Capital Markets — 1.5%
	Bank of New York Mellon Corp. (The),
1,033	2.400%, 01/17/17	1,081
440	2.500%, 01/15/16	461
525	2.950%, 06/18/15	553
530	4.600%, 01/15/20	608
	BlackRock, Inc.,
696	3.375%, 06/01/22	733
978	5.000%, 12/10/19	1,163
1,000	Blackstone Holdings Finance Co. LLC, 5.875%, 03/15/21 (e)	1,152
750	Charles Schwab Corp. (The), 3.225%, 09/01/22	771

SEE NOTES TO FINANCIAL STATEMENTS.

116	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Capital Markets — Continued
	Deutsche Bank AG, (Germany),
1,475	3.250%, 01/11/16	1,565
375	3.875%, 08/18/14	392
1,000	FMR LLC, 4.750%, 03/01/13 (e)	1,000
	Goldman Sachs Group, Inc. (The),
1,276	3.300%, 05/03/15	1,334
920	3.625%, 02/07/16	978
326	3.700%, 08/01/15	344
2,780	5.150%, 01/15/14	2,886
1,191	5.250%, 07/27/21	1,356
819	5.375%, 03/15/20	941
450	5.750%, 10/01/16	513
2,100	5.950%, 01/18/18	2,456
102	6.000%, 06/15/20	122
115	6.250%, 09/01/17	136
965	6.750%, 10/01/37	1,094
205	7.500%, 02/15/19	259
	Jefferies Group, Inc.,
950	6.250%, 01/15/36	974
140	6.450%, 06/08/27	151
880	8.500%, 07/15/19	1,097
	Lehman Brothers Holdings, Inc.,
235	3.600%, 12/30/16 (d)	61
1,000	5.750%, 05/17/13 (d)	260
295	8.500%, 08/01/15 (d)	77
	Macquarie Group Ltd., (Australia),
639	6.250%, 01/14/21 (e)	706
2,125	7.300%, 08/01/14 (e)	2,278
	Merrill Lynch & Co., Inc.,
500	6.400%, 08/28/17	587
1,710	6.875%, 04/25/18	2,073
	Morgan Stanley,
329	1.750%, 02/25/16	330
198	4.000%, 07/24/15	209
505	4.200%, 11/20/14	529
1,690	5.300%, 03/01/13	1,690
243	5.500%, 07/24/20	279
2,450	5.500%, 07/28/21	2,812
310	5.625%, 09/23/19	359
920	5.750%, 01/25/21	1,067
150	6.000%, 05/13/14	159
1,315	6.000%, 04/28/15	1,435
320	6.250%, 08/28/17	371
1,250	6.625%, 04/01/18	1,487

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Capital Markets — Continued
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
625	5.625%, 03/15/20 (e)	653
625	5.875%, 03/15/22 (e)	656
	Nomura Holdings, Inc., (Japan),
200	5.000%, 03/04/15	213
193	6.700%, 03/04/20	229
740	Northern Trust Co. (The), 5.850%, 11/09/17	887
113	Northern Trust Corp., 5.500%, 08/15/13	116
200	State Street Corp., 4.300%, 05/30/14	210
	UBS AG, (Switzerland),
305	2.250%, 08/12/13	307
378	3.875%, 01/15/15	402
440	5.750%, 04/25/18	523
262	5.875%, 12/20/17	314

		45,399

	Commercial Banks — 3.2%
605	AmSouth Bancorp, 6.750%, 11/01/25	648
705	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	739
544	Australia & New Zealand Banking Group Ltd., (Australia), 2.400%, 11/23/16 (e)	572
150	Banco de Reservas de la Republica Dominicana, (Dominican Republic), 7.000%, 02/01/23 (e)	149
190	Banco del Estado de Chile, (Chile), Reg. S., 4.125%, 10/07/20	201
200	Bank of Ceylon, (Sri Lanka), 6.875%, 05/03/17 (e)	210
	Bank of Montreal, (Canada),
1,037	1.300%, 10/31/14 (e)	1,052
1,278	1.400%, 09/11/17	1,279
	Bank of Nova Scotia, (Canada),
880	1.375%, 12/18/17	880
1,082	1.650%, 10/29/15 (e)	1,112
614	3.400%, 01/22/15	646
679	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 3.850%, 01/22/15 (e)	717
	Barclays Bank plc, (United Kingdom),
200	2.250%, 05/10/17 (e)	207
980	6.050%, 12/04/17 (e)	1,097
	BB&T Corp.,
783	1.600%, 08/15/17	793
225	3.375%, 09/25/13	229
1,250	3.950%, 04/29/16	1,365
500	4.900%, 06/30/17	562

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	117

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — Continued
150	6.850%, 04/30/19	192
	Caixa Economica Federal, (Brazil),
150	2.375%, 11/06/17 (e)	147
150	3.500%, 11/07/22 (e)	146
2,250	Canadian Imperial Bank of Commerce, (Canada), 2.600%, 07/02/15 (e)	2,357
	CIT Group, Inc.,
1,004	5.000%, 05/15/17	1,068
125	5.250%, 03/15/18	135
1,058	5.375%, 05/15/20	1,153
155	6.625%, 04/01/18 (e)	176
1,045	Comerica Bank, 5.200%, 08/22/17	1,203
185	Comerica, Inc., 3.000%, 09/16/15	195
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
2,150	3.200%, 03/11/15 (e)	2,252
1,045	4.500%, 01/11/21	1,167
400	Countrywide Capital III, 8.050%, 06/15/27	475
2,660	Credit Suisse, (Switzerland), 5.500%, 05/01/14	2,814
200	Development Bank of Kazakhstan JSC, (Kazakhstan), 4.125%, 12/10/22 (e)	196
674	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	698
500	Fifth Third Bancorp, 5.450%, 01/15/17	564
	HSBC Bank plc, (United Kingdom),
728	1.625%, 07/07/14 (e)	740
927	4.125%, 08/12/20 (e)	1,023
650	4.750%, 01/19/21 (e)	745
395	HSBC Bank USA N.A., 6.000%, 08/09/17	465
	HSBC Holdings plc, (United Kingdom),
1,371	4.000%, 03/30/22	1,476
415	4.875%, 01/14/22	475
761	ING Bank N.V., (Netherlands), 3.750%, 03/07/17 (e)	816
725	KeyCorp, 6.500%, 05/14/13	733
995	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	1,094
1,250	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,521
	National Australia Bank Ltd., (Australia),
875	2.000%, 06/20/17 (e)	906
255	3.750%, 03/02/15 (e)	270
1,420	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	1,436
1,500	National City Bank, 4.625%, 05/01/13	1,510

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Commercial Banks — Continued
	Nordea Bank AB, (Sweden),
1,800	3.125%, 03/20/17 (e)	1,910
886	4.875%, 05/13/21 (e)	958
	PNC Funding Corp.,
1,115	3.000%, 05/19/14	1,148
1,057	4.375%, 08/11/20	1,202
625	5.250%, 11/15/15	696
625	5.625%, 02/01/17	719
NOK 16,500	Rabobank Nederland N.V., (Netherlands), 3.500%, 04/18/17	2,964
	Regions Bank,
2,250	6.450%, 06/26/37	2,408
1,965	7.500%, 05/15/18	2,397
30	Regions Financial Corp., 7.375%, 12/10/37	33
	Royal Bank of Canada, (Canada),
3,919	1.200%, 09/19/17	3,927
1,200	2.300%, 07/20/16	1,255
8,050	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.010%, 03/09/15	7,790
300	Russian Agricultural Bank OJSC Via RSHB Capital S.A., (Luxembourg), Reg. S., 9.000%, 06/11/14	325
1,545	SpareBank 1 Boligkreditt A.S., (Norway), 1.750%, 11/15/19 (e)	1,526
225	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	242
2,500	SunTrust Banks, Inc., 6.000%, 02/15/26	2,802
	Toronto-Dominion Bank (The), (Canada),
570	1.500%, 03/13/17 (e)	583
2,500	2.200%, 07/29/15 (e)	2,597
2,000	U.S. Bancorp, 7.500%, 06/01/26	2,790
500	UnionBanCal Corp., 5.250%, 12/16/13	518
	Wachovia Bank N.A.,
750	6.000%, 11/15/17	901
750	6.600%, 01/15/38	1,004
3,175	Wachovia Capital Trust III, VAR, 5.570%, 04/01/13 (x)	3,179
	Wachovia Corp.,
760	5.500%, 05/01/13	766
1,555	5.750%, 02/01/18	1,856
515	SUB, 7.574%, 08/01/26	714
	Wells Fargo & Co.,
1,665	5.625%, 12/11/17	1,977
1,025	SUB, 3.676%, 06/15/16	1,112
	Westpac Banking Corp., (Australia),
670	4.200%, 02/27/15	717

SEE NOTES TO FINANCIAL STATEMENTS.

118	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Commercial Banks — Continued
942	4.875%, 11/19/19	1,105

		92,727

	Consumer Finance — 1.5%
	Ally Financial, Inc.,
1,500	6.250%, 12/01/17	1,675
2,255	7.500%, 09/15/20	2,729
2,025	8.000%, 11/01/31	2,544
475	American Express Co., 7.250%, 05/20/14	512
	American Express Credit Corp.,
1,300	1.750%, 06/12/15	1,328
405	2.375%, 03/24/17	423
861	2.800%, 09/19/16	911
1,115	5.125%, 08/25/14	1,188
1,110	5.875%, 05/02/13	1,120
1,100	7.300%, 08/20/13	1,135
	American Honda Finance Corp.,
453	1.600%, 02/16/18 (e)	457
200	2.125%, 02/28/17 (e)	207
375	2.375%, 03/18/13 (e)	375
810	4.625%, 04/02/13 (e)	813
835	7.625%, 10/01/18 (e)	1,089
	Capital One Financial Corp.,
485	6.750%, 09/15/17	588
1,190	7.375%, 05/23/14	1,284
	Caterpillar Financial Services Corp.,
325	1.100%, 05/29/15	329
1,242	1.250%, 11/06/17	1,245
800	1.550%, 12/20/13	807
581	2.850%, 06/01/22	592
850	5.450%, 04/15/18	1,010
	Ford Motor Credit Co. LLC,
505	3.984%, 06/15/16	534
639	4.207%, 04/15/16	680
325	5.750%, 02/01/21	368
250	5.875%, 08/02/21	285
1,000	8.125%, 01/15/20	1,260
	HSBC Finance Corp.,
1,000	5.000%, 06/30/15	1,085
400	7.350%, 11/27/32	488
	HSBC USA, Inc.,
2,340	1.625%, 01/16/18	2,350
250	2.375%, 02/13/15	258
1,400	ILFC E-Capital Trust I, VAR, 4.540%, 12/21/65 (e)	1,204

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Consumer Finance — Continued
600	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	558
	John Deere Capital Corp.,
551	0.950%, 06/29/15	556
236	1.200%, 10/10/17	237
290	1.700%, 01/15/20	286
610	2.250%, 04/17/19	633
515	5.350%, 04/03/18	612
	PACCAR Financial Corp.,
700	1.550%, 09/29/14	712
555	1.600%, 03/15/17	564
	Toyota Motor Credit Corp.,
7,230	2.000%, 09/15/16	7,498
670	3.200%, 06/17/15	709

		43,238

	Diversified Financial Services — 2.3%
2,465	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	2,440
326	Ausdrill Finance Pty Ltd., (Australia), 6.875%, 11/01/19 (e)	324
	Bank of America Corp.,
700	1.250%, 01/11/16	698
143	3.300%, 01/11/23	143
1,540	5.000%, 05/13/21	1,737
3,105	5.625%, 07/01/20	3,633
695	5.650%, 05/01/18	807
1,825	6.500%, 08/01/16	2,106
1,500	6.975%, 03/07/37	1,775
1,005	7.375%, 05/15/14	1,081
500	7.800%, 09/15/16	586
4,325	VAR, 8.000%, 01/30/18(x)	4,885
500	Block Financial LLC, 5.125%, 10/30/14	526
500	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	519
	Capmark Financial Group, Inc.,
15,277	Escrow, 0.000%, 05/10/10 (d)	202
	Citigroup, Inc.,
1,300	2.250%, 08/07/15	1,328
629	3.375%, 03/01/23	635
1,117	4.587%, 12/15/15	1,212
480	4.750%, 05/19/15	515
291	5.375%, 08/09/20	342
1,550	5.500%, 02/15/17	1,741
415	6.000%, 12/13/13	432
24	6.000%, 08/15/17	28

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	119

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Financial Services — Continued
865	6.010%, 01/15/15	939
260	6.375%, 08/12/14	280
838	6.625%, 01/15/28	1,026
645	6.875%, 06/01/25	820
1,115	7.000%, 12/01/25	1,372
1,064	8.500%, 05/22/19	1,426
581	VAR, 5.950%, 01/30/23 (x)	592
	CME Group, Inc.,
950	3.000%, 09/15/22	960
845	5.400%, 08/01/13	862
855	5.750%, 02/15/14	896
950	CNH Capital LLC, 6.250%, 11/01/16	1,050
RUB 5,000	Federal Grid Co. OJS via Federal Grid Finance Ltd., (Ireland), 8.446%, 03/13/19	166
EUR 1,200	GE Capital European Funding, (Ireland), 5.250%, 05/18/15	1,712
	General Electric Capital Corp.,
633	1.000%, 12/11/15	637
436	1.600%, 11/20/17	439
JPY 100,000	2.215%, 11/20/20	1,151
4,671	2.300%, 04/27/17	4,839
750	3.150%, 09/07/22	751
294	5.300%, 02/11/21	338
1,115	5.625%, 05/01/18	1,322
3,370	5.875%, 01/14/38	3,959
130	5.900%, 05/13/14	139
1,100	6.750%, 03/15/32	1,408
145	6.875%, 01/10/39	191
	Harland Clarke Holdings Corp.,
1,839	9.500%, 05/15/15	1,784
670	9.750%, 08/01/18 (e)	702
1,105	VAR, 6.000%, 05/15/15	1,049
	Hutchison Whampoa International 12 II Ltd., (Cayman Islands),
437	2.000%, 11/08/17 (e)	439
257	3.250%, 11/08/22 (e)	254
	MassMutual Global Funding II,
2,085	2.500%, 10/17/22 (e)	2,035
382	3.125%, 04/14/16 (e)	407
2,550	Metlife of Connecticut Global Funding I, 5.125%, 08/15/14 (e)	2,718
	National Rural Utilities Cooperative Finance Corp.,
385	4.750%, 03/01/14	401
170	10.375%, 11/01/18	250

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Financial Services — Continued
2,450	SquareTwo Financial Corp., 11.625%, 04/01/17	2,493
505	Textron Financial Corp., 5.400%, 04/28/13	508
100	Xstrata Finance Canada Ltd., (Canada), 6.900%, 11/15/37 (e)	118

		68,128

	Insurance — 1.4%
1,310	ACE INA Holdings, Inc., 5.600%, 05/15/15	1,449
	Aflac, Inc.,
199	2.650%, 02/15/17	209
78	4.000%, 02/15/22	84
558	6.450%, 08/15/40	702
190	Allstate Corp. (The), 7.450%, 05/16/19	249
1,132	Allstate Life Global Funding Trusts, 5.375%, 04/30/13	1,141
2,850	American International Group, Inc., VAR, 8.175%, 05/15/58	3,766
	Aon Corp.,
191	3.500%, 09/30/15	201
240	6.250%, 09/30/40	310
	Berkshire Hathaway Finance Corp.,
475	3.000%, 05/15/22	485
1,000	5.400%, 05/15/18	1,199
500	5.750%, 01/15/40	593
1,075	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	1,091
315	Chubb Corp. (The), 5.750%, 05/15/18	385
642	CNA Financial Corp., 5.875%, 08/15/20	762
1,896	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	2,244
1,950	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	1,967
	Liberty Mutual Group, Inc.,
375	6.500%, 05/01/42 (e)	426
1,535	7.800%, 03/15/37 (e)	1,769
2,201	VAR, 10.750%, 06/15/58 (e)	3,362
152	Massachusetts Mutual Life Insurance Co., 5.375%, 12/01/41 (e)	173
160	MetLife, Inc., 6.750%, 06/01/16	189
	Metropolitan Life Global Funding I,
924	1.500%, 01/10/18 (e)	922
190	2.000%, 01/10/14 (e)	192
400	3.650%, 06/14/18 (e)	439
400	3.875%, 04/11/22 (e)	431
875	5.200%, 09/18/13 (e)	898

SEE NOTES TO FINANCIAL STATEMENTS.

120	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Insurance — Continued
315	Monumental Global Funding III, 5.500%, 04/22/13 (e)	317
	Nationwide Mutual Insurance Co.,
1,465	7.875%, 04/01/33 (e)	1,821
1,000	9.375%, 08/15/39 (e)	1,452
	New York Life Global Funding,
800	0.750%, 07/24/15 (e)	803
1,338	0.800%, 02/12/16 (e)	1,334
250	3.000%, 05/04/15 (e)	264
1,680	4.650%, 05/09/13 (e)	1,693
303	New York Life Insurance Co., 6.750%, 11/15/39 (e)	408
	Pacific Life Global Funding,
400	5.000%, 05/15/17 (e)	425
770	5.150%, 04/15/13 (e)	774
1,105	Pacific Life Insurance Co., 9.250%, 06/15/39 (e)	1,614
800	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	850
175	Principal Financial Group, Inc., 8.875%, 05/15/19	237
492	Principal Life Global Funding II, 1.000%, 12/11/15 (e)	494
1,025	Principal Life Income Funding Trusts, 5.300%, 04/24/13	1,032
	Prudential Financial, Inc.,
205	7.375%, 06/15/19	263
551	VAR, 5.625%, 06/15/43	573
405	Travelers Cos., Inc. (The), 5.800%, 05/15/18	496
700	Travelers Property Casualty Corp., 7.750%, 04/15/26	967

		41,455

	Real Estate Investment Trusts (REITs) — 0.7%
344	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	342
	CommonWealth REIT,
1,865	5.875%, 09/15/20	2,016
375	6.250%, 08/15/16	412
300	6.650%, 01/15/18	341
820	DDR Corp., 7.875%, 09/01/20	1,043
1,135	DuPont Fabros Technology LP, 8.500%, 12/15/17	1,233
2,300	First Industrial LP, 6.420%, 06/01/14	2,398
	HCP, Inc.,
342	2.625%, 02/01/20	344
222	3.750%, 02/01/19	239
500	5.375%, 02/01/21	583

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Real Estate Investment Trusts (REITs) — Continued
1,650	Potlatch Corp., 7.500%, 11/01/19	1,873
	Simon Property Group LP,
340	5.625%, 08/15/14	364
492	5.650%, 02/01/20	593
915	6.100%, 05/01/16	1,049
675	6.125%, 05/30/18	824
310	6.750%, 05/15/14	328
415	6.750%, 02/01/40	561
1,341	WEA Finance LLC/WT Finance Aust Pty Ltd., 6.750%, 09/02/19 (e)	1,660
	Weyerhaeuser Co.,
500	6.950%, 10/01/27	575
399	7.125%, 07/15/23	481
525	7.375%, 10/01/19	648
1,779	7.375%, 03/15/32	2,216
838	8.500%, 01/15/25	1,103

		21,226

	Real Estate Management & Development — 0.0% (g)
405	CBRE Services, Inc., 6.625%, 10/15/20	437
335	Kennedy-Wilson, Inc., 8.750%, 04/01/19	358

		795

	Thrifts & Mortgage Finance — 0.2%
525	Countrywide Financial Corp., 6.250%, 05/15/16	585
	Stadshypotek AB, (Sweden),
3,065	1.450%, 09/30/13 (e)	3,084
2,600	1.875%, 10/02/19 (e)	2,603

		6,272

	Total Financials	319,240

	Health Care — 1.8%
	Biotechnology — 0.1%
	Amgen, Inc.,
640	3.875%, 11/15/21	696
325	5.150%, 11/15/41	356
400	5.375%, 05/15/43	454
289	5.650%, 06/15/42	340
150	5.700%, 02/01/19	180
618	5.750%, 03/15/40	721
300	6.375%, 06/01/37	374
130	6.900%, 06/01/38	174

		3,295

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	121

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Health Care Equipment & Supplies — 0.1%
	Baxter International, Inc.,
250	4.000%, 03/01/14	258
550	4.625%, 03/15/15	593
	Becton Dickinson and Co.,
100	5.000%, 05/15/19	118
400	6.000%, 05/15/39	520
160	Hologic, Inc., 6.250%, 08/01/20 (e)	169

		1,658

	Health Care Providers & Services — 1.2%
224	Aetna, Inc., 4.500%, 05/15/42	227
180	Amsurg Corp., 5.625%, 11/30/20 (e)	189
955	CHS/Community Health Systems, Inc., 5.125%, 08/15/18	1,004
	DaVita HealthCare Partners, Inc.,
600	6.375%, 11/01/18	640
600	6.625%, 11/01/20	654
	Fresenius Medical Care U.S. Finance II, Inc.,
346	5.625%, 07/31/19 (e)	375
1,154	5.875%, 01/31/22 (e)	1,266
	Fresenius Medical Care U.S. Finance, Inc.,
500	5.750%, 02/15/21 (e)	545
1,250	6.500%, 09/15/18 (e)	1,413
1,000	6.875%, 07/15/17	1,145
	HCA, Inc.,
730	4.750%, 05/01/23	728
3,600	5.875%, 03/15/22	3,879
2,260	6.500%, 02/15/20	2,531
750	7.250%, 09/15/20	833
200	8.500%, 04/15/19	221
2,028	Health Management Associates, Inc., 6.125%, 04/15/16	2,231
	inVentiv Health, Inc.,
61	10.000%, 08/15/18 (e)	53
2,969	10.750%, 08/15/18 (e)	2,576
600	LifePoint Hospitals, Inc., 6.625%, 10/01/20	653
460	McKesson Corp., 0.950%, 12/04/15	461
305	Medco Health Solutions, Inc., 2.750%, 09/15/15	319
1,250	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	1,331
3,600	Omnicare, Inc., 7.750%, 06/01/20	3,996
900	OnCure Holdings, Inc., 11.750%, 05/15/17	387
	Roche Holdings, Inc.,
635	5.000%, 03/01/14 (e)	662
1,220	6.000%, 03/01/19 (e)	1,521

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care Providers & Services — Continued
	Tenet Healthcare Corp.,
210	4.750%, 06/01/20 (e)	212
440	6.250%, 11/01/18	487
1,395	8.875%, 07/01/19	1,576
806	UnitedHealth Group, Inc., 3.375%, 11/15/21	848
	WellPoint, Inc.,
577	3.125%, 05/15/22	578
1,505	3.300%, 01/15/23	1,523

		35,064

	Pharmaceuticals — 0.4%
1,523	AbbVie, Inc., 1.750%, 11/06/17 (e)	1,542
675	Elan Finance plc/Elan Finance Corp., (Ireland), 6.250%, 10/15/19 (e)	774
	Endo Health Solutions, Inc.,
450	7.000%, 07/15/19	488
500	7.000%, 12/15/20	541
600	7.250%, 01/15/22	652
920	GlaxoSmithKline Capital, Inc., 6.375%, 05/15/38	1,247
1,000	Merck & Co., Inc., 6.550%, 09/15/37	1,393
	Novartis Capital Corp.,
435	4.125%, 02/10/14	450
335	4.400%, 04/24/20	387
250	Pfizer, Inc., 6.200%, 03/15/19	315
	Valeant Pharmaceuticals International,
950	6.500%, 07/15/16 (e)	998
200	6.750%, 08/15/21 (e)	216
135	VPI Escrow Corp., 6.375%, 10/15/20 (e)	145
	Wyeth LLC,
2,350	5.500%, 02/01/14	2,457
555	5.500%, 02/15/16	631

		12,236

	Total Health Care	52,253

	Industrials — 3.5%
	Aerospace & Defense — 0.4%
400	Alliant Techsystems, Inc., 6.875%, 09/15/20	436
	BAE Systems Holdings, Inc.,
850	5.200%, 08/15/15 (e)	926
145	6.375%, 06/01/19 (e)	173
	BE Aerospace, Inc.,
1,786	5.250%, 04/01/22	1,853
725	6.875%, 10/01/20	803
	Bombardier, Inc., (Canada),
659	4.250%, 01/15/16 (e)	684
571	6.125%, 01/15/23 (e)	585

SEE NOTES TO FINANCIAL STATEMENTS.

122	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Aerospace & Defense — Continued
221	DigitalGlobe, Inc., 5.250%, 02/01/21 (e)	219
250	Esterline Technologies Corp., 7.000%, 08/01/20	275
1,066	Lockheed Martin Corp., 4.070%, 12/15/42 (e)	998
	Triumph Group, Inc.,
700	4.875%, 04/01/21 (e)	703
232	8.000%, 11/15/17	248
325	8.625%, 07/15/18	362
	United Technologies Corp.,
2,471	4.500%, 06/01/42	2,657
735	6.125%, 02/01/19	919

		11,841

	Air Freight & Logistics — 0.0% (g)
	United Parcel Service, Inc.,
24	1.125%, 10/01/17	24
534	2.450%, 10/01/22	530

		554

	Airlines — 0.3%
593	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	617
1,812	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	1,894
586	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	621
322	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21	364
988	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	1,062
610	Delta Air Lines 1991 Series K Pass Through Trust, 10.000%, 12/05/14 (d) (e) (i)	159
61	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	67
57	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	58
308	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	342
375	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	396
300	Delta Air Lines, 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	325
1,140	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	1,284
1,236	UAL 2007-1 Pass-Through Trust, 7.336%, 07/02/19	1,251
159	UAL 2009-1 Pass-Through Trust, 10.400%, 11/01/16	184

		8,624

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Building Products — 0.3%
	Building Materials Corp. of America,
2,335	6.750%, 05/01/21 (e)	2,507
750	6.875%, 08/15/18 (e)	803
700	7.000%, 02/15/20 (e)	758
25	7.500%, 03/15/20 (e)	27
1,000	Griffon Corp., 7.125%, 04/01/18	1,082
	Masco Corp.,
2,782	5.950%, 03/15/22	3,098
95	7.125%, 03/15/20	111

		8,386

	Commercial Services & Supplies — 0.3%
1,550	Cenveo Corp., 8.875%, 02/01/18	1,507
550	Clean Harbors, Inc., 5.125%, 06/01/21 (e)	558
1,730	Covanta Holding Corp., 6.375%, 10/01/22	1,876
	Deluxe Corp.,
764	6.000%, 11/15/20 (e)	777
1,000	7.000%, 03/15/19	1,080
251	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	269
1,673	Pitney Bowes, Inc., 5.250%, 01/15/37	1,707
	Power Sector Assets & Liabilities Management Corp., (Philippines),
130	7.250%, 05/27/19 (e)	164
100	7.390%, 12/02/24 (e)	135
	R.R. Donnelley & Sons Co.,
875	7.625%, 06/15/20	891
375	7.875%, 03/15/21	373
348	Republic Services, Inc., 3.550%, 06/01/22	363

		9,700

	Construction & Engineering — 0.3%
	ABB Finance USA, Inc.,
75	1.625%, 05/08/17	76
303	2.875%, 05/08/22	307
326	4.375%, 05/08/42	342
	Dycom Investments, Inc.,
480	7.125%, 01/15/21 (e)	505
1,450	7.125%, 01/15/21	1,548
360	Fluor Corp., 3.375%, 09/15/21	377
	New Enterprise Stone & Lime Co., Inc.,
1,500	11.000%, 09/01/18	1,170
679	PIK, 9.000%, 03/15/18 (e)	751
3,275	Tutor Perini Corp., 7.625%, 11/01/18	3,455

		8,531

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	123

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Electrical Equipment — 0.1%
415	Anixter, Inc., 5.625%, 05/01/19	440
550	Eaton Corp., 5.600%, 05/15/18	649
232	General Cable Corp., 5.750%, 10/01/22 (e)	238
333	Viasystems, Inc., 7.875%, 05/01/19 (e)	347
194	Wolverine Tube, Inc., 6.000%, 06/28/14 (i)	184

		1,858

	Industrial Conglomerates — 0.2%
2,470	3M Co., 1.000%, 06/26/17	2,480
459	Danaher Corp., 3.900%, 06/23/21	512
	General Electric Co.,
425	0.850%, 10/09/15	426
501	2.700%, 10/09/22	500
215	Koninklijke Philips Electronics N.V., (Netherlands), 7.200%, 06/01/26	281
	Siemens Financieringsmaatschappij N.V., (Netherlands),
1,830	5.750%, 10/17/16 (e)	2,118
300	6.125%, 08/17/26 (e)	391

		6,708

	Machinery — 0.4%
415	Actuant Corp., 5.625%, 06/15/22	431
2,725	AGCO Corp., 5.875%, 12/01/21	2,949
1,525	Briggs & Stratton Corp., 6.875%, 12/15/20	1,723
	Caterpillar, Inc.,
198	2.600%, 06/26/22	200
680	3.803%, 08/15/42	656
2,104	Illinois Tool Works, Inc., 3.900%, 09/01/42	2,047
195	Ingersoll-Rand Co., (Bermuda), 7.200%, 06/01/25	229
2,500	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	2,444
304	Ormat Funding Corp., 8.250%, 12/30/20	276
440	Parker Hannifin Corp., 6.250%, 05/15/38	590
750	Wabtec Corp., 6.875%, 07/31/13	764

		12,309

	Marine — 0.1%
2,140	ACL I Corp., PIK, 10.625%, 02/15/16	2,242
146	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	148
1,360	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	1,428

		3,818

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Professional Services — 0.1%
	FTI Consulting, Inc.,
909	6.000%, 11/15/22 (e)	939
290	6.750%, 10/01/20	308

		1,247

	Road & Rail — 0.6%
1,000	Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 9.625%, 03/15/18	1,105
518	Burlington Northern and Santa Fe Railway Co. 2000-2 Pass-Through Trust, 7.908%, 01/15/20	613
	Burlington Northern Santa Fe LLC,
510	4.375%, 09/01/42	516
220	5.650%, 05/01/17	259
1,150	6.700%, 08/01/28	1,431
927	Canadian National Railway Co., (Canada), 6.375%, 11/15/37	1,295
	Canadian Pacific Railway Co., (Canada),
165	7.250%, 05/15/19	211
280	9.450%, 08/01/21	406
1,075	CSX Corp., 7.375%, 02/01/19	1,378
	ERAC USA Finance LLC,
200	3.300%, 10/15/22 (e)	201
250	6.375%, 10/15/17 (e)	301
800	6.700%, 06/01/34 (e)	982
200	Georgian Railway JSC, (Georgia), Reg. S., 7.750%, 07/11/22	235
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
571	6.125%, 06/15/21	641
375	6.625%, 12/15/20	423
	Norfolk Southern Corp.,
462	2.903%, 02/15/23 (e)	460
1,415	3.250%, 12/01/21	1,475
595	6.000%, 05/23/11	731
RUB 6,500	Russian Railways via RZD Capital plc, (Ireland), Reg. S., 8.300%, 04/02/19	216
576	Ryder System, Inc., 3.600%, 03/01/16	603
	Union Pacific Corp.,
341	4.163%, 07/15/22	383
283	4.300%, 06/15/42	289
235	United Parcel Service of America, Inc., SUB, 8.375%, 04/01/30	346
	United Rentals North America, Inc.,
715	5.750%, 07/15/18	770
650	9.250%, 12/15/19	741

		16,011

SEE NOTES TO FINANCIAL STATEMENTS.

124	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Trading Companies & Distributors — 0.4%
	Aircastle Ltd., (Bermuda),
213	6.250%, 12/01/19	230
1,113	9.750%, 08/01/18	1,269
	International Lease Finance Corp.,
1,750	8.250%, 12/15/20	2,144
320	8.625%, 09/15/15	364
3,375	8.625%, 01/15/22	4,286
1,820	8.750%, 03/15/17	2,145
600	8.875%, 09/01/17	720
1,162	Rexel S.A., (France), 6.125%, 12/15/19 (e)	1,220

		12,378

	Total Industrials	101,965

	Information Technology — 1.6%
	Communications Equipment — 0.1%
1,208	Avaya, Inc., 10.875%, 11/01/15	1,188
	Cisco Systems, Inc.,
500	5.500%, 01/15/40	608
375	5.900%, 02/15/39	475
	Nokia OYJ, (Finland),
255	5.375%, 05/15/19	246
759	6.625%, 05/15/39	704

		3,221

	Computers & Peripherals — 0.3%
981	Dell, Inc., 3.100%, 04/01/16	977
	Hewlett-Packard Co.,
1,113	4.300%, 06/01/21	1,114
480	4.375%, 09/15/21	482
500	5.400%, 03/01/17	546
250	5.500%, 03/01/18	277
600	6.000%, 09/15/41	609
	NCR Corp.,
155	4.625%, 02/15/21 (e)	154
365	5.000%, 07/15/22 (e)	363
	Seagate HDD Cayman, (Cayman Islands),
630	6.875%, 05/01/20	676
2,000	7.750%, 12/15/18	2,182

		7,380

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
250	6.000%, 04/01/20	280
624	6.875%, 07/01/13	636
100	7.500%, 01/15/27	121
540	Brightstar Corp., 9.500%, 12/01/16 (e)	578

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electronic Equipment, Instruments & Components — Continued
955	Jabil Circuit, Inc., 4.700%, 09/15/22	964
96	NXP B.V./NXP Funding LLC, (Netherlands), VAR, 3.054%, 10/15/13	96

		2,675

	Internet Software & Services — 0.1%
991	eBay, Inc., 2.600%, 07/15/22	989
	Equinix, Inc.,
1,000	4.875%, 04/01/20	1,000
1,235	7.000%, 07/15/21	1,355
575	8.125%, 03/01/18	637

		3,981

	IT Services — 0.5%
860	Audatex North America, Inc., 6.750%, 06/15/18 (e)	918
852	Cardtronics, Inc., 8.250%, 09/01/18	933
853	Fidelity National Information Services, Inc., 5.000%, 03/15/22	904
	First Data Corp.,
900	6.750%, 11/01/20 (e)	924
600	8.875%, 08/15/20 (e)	663
4,168	11.250%, 01/15/21 (e)	4,251
180	12.625%, 01/15/21	192
900	HP Enterprise Services LLC, 6.000%, 08/01/13	919
593	iGATE Corp., 9.000%, 05/01/16	646
	International Business Machines Corp.,
214	1.250%, 02/06/17	216
744	1.950%, 07/22/16	773
720	4.000%, 06/20/42	738
770	5.875%, 11/29/32	1,000
650	7.000%, 10/30/25	908
750	Lender Processing Services, Inc., 5.750%, 04/15/23	786
809	WEX, Inc., 4.750%, 02/01/23 (e)	783

		15,554

	Semiconductors & Semiconductor Equipment — 0.2%
1,072	Amkor Technology, Inc., 7.375%, 05/01/18	1,120
	Intel Corp.,
565	2.700%, 12/15/22	558
1,239	3.300%, 10/01/21	1,295
	National Semiconductor Corp.,
575	3.950%, 04/15/15	616
475	6.600%, 06/15/17	581

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	125

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Semiconductors & Semiconductor Equipment — Continued
150	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	158
	Texas Instruments, Inc.,
462	1.650%, 08/03/19	459
1,400	2.375%, 05/16/16	1,467

		6,254

	Software — 0.3%
655	Intuit, Inc., 5.750%, 03/15/17	751
	Microsoft Corp.,
519	2.125%, 11/15/22	505
595	4.500%, 10/01/40	649
1,337	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	1,354
	Oracle Corp.,
1,821	2.500%, 10/15/22	1,792
1,000	5.250%, 01/15/16	1,129
241	5.375%, 07/15/40	291
1,030	6.500%, 04/15/38	1,396

		7,867

	Total Information Technology	46,932

	Materials — 2.5%
	Chemicals — 0.8%
	Ashland, Inc.,
453	3.000%, 03/15/16 (e)	459
558	3.875%, 04/15/18 (e)	566
350	4.750%, 08/15/22 (e)	356
570	Basell Finance Co., B.V., (Netherlands), 8.100%, 03/15/27 (e)	752
	Celanese US Holdings LLC,
1,220	4.625%, 11/15/22	1,224
310	6.625%, 10/15/18	335
885	Chemtura Corp., 7.875%, 09/01/18	956
242	Dow Chemical Co. (The), 4.250%, 11/15/20	266
	E.I. du Pont de Nemours & Co.,
721	1.950%, 01/15/16	745
410	3.250%, 01/15/15	431
1,175	4.900%, 01/15/41	1,350
130	5.000%, 07/15/13	132
625	6.500%, 01/15/28	822
363	Ecolab, Inc., 1.450%, 12/08/17	361
168	EI du Pont de Nemours & Co., 2.800%, 02/15/23	170
300	J.M. Huber Corp., 9.875%, 11/01/19 (e)	339

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Chemicals — Continued
	LyondellBasell Industries N.V., (Netherlands),
830	5.000%, 04/15/19	925
410	5.750%, 04/15/24	477
1,350	6.000%, 11/15/21	1,586
	Mosaic Co. (The),
429	3.750%, 11/15/21	451
429	4.875%, 11/15/41	455
240	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	254
	PolyOne Corp.,
700	5.250%, 03/15/23 (e)	707
1,106	7.375%, 09/15/20	1,225
450	Potash Corp. of Saskatchewan, Inc., (Canada), 4.875%, 03/01/13	450
200	PPG Industries, Inc., 9.000%, 05/01/21	278
	Praxair, Inc.,
1,535	4.625%, 03/30/15	1,663
375	5.200%, 03/15/17	437
650	5.250%, 11/15/14	702
500	Rain CII Carbon LLC/CII Carbon Corp., 8.250%, 01/15/21 (e)	525
750	Scotts Miracle-Gro Co. (The), 6.625%, 12/15/20	818
795	Tronox Finance LLC, 6.375%, 08/15/20 (e)	790
1,305	Union Carbide Corp., 7.750%, 10/01/96	1,530

		22,537

	Construction Materials — 0.3%
1,500	Cemex Espana Luxembourg, (Spain), 9.875%, 04/30/19 (e)	1,714
1,687	Cemex Finance LLC, 8.910%, 09/15/17 (i)	1,687
500	Cemex S.A.B. de C.V., (Mexico), 9.000%, 01/11/18 (e)	554
1,000	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	1,110
400	Lafarge S.A., (France), 7.125%, 07/15/36	418
	Vulcan Materials Co.,
535	6.500%, 12/01/16	601
1,050	7.000%, 06/15/18	1,197
2,110	7.500%, 06/15/21	2,469

		9,750

	Containers & Packaging — 0.2%
300	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland), 4.875%, 11/15/22 (e)	296

SEE NOTES TO FINANCIAL STATEMENTS.

126	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Containers & Packaging — Continued
	Ball Corp.,
950	5.000%, 03/15/22	990
1,465	5.750%, 05/15/21	1,573
1,500	6.750%, 09/15/20	1,654
125	7.125%, 09/01/16	133
125	7.375%, 09/01/19	138
741	Constar International, Inc., 11.000%, 12/31/17 (i)	111
725	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	790
935	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23 (e)	914
675	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	776
275	Sealed Air Corp., 6.500%, 12/01/20 (e)	299

		7,674

	Metals & Mining — 0.9%
750	AK Steel Corp., 8.750%, 12/01/18 (e)	818
450	APERAM, (Luxembourg), 7.750%, 04/01/18 (e)	444
	ArcelorMittal, (Luxembourg),
2,200	5.000%, 02/25/17	2,289
2,595	6.750%, 02/25/22	2,857
1,225	7.500%, 10/15/39	1,270
1,725	9.850%, 06/01/19	2,178
	BHP Billiton Finance USA Ltd., (Australia),
163	1.000%, 02/24/15	165
570	4.800%, 04/15/13	573
575	5.400%, 03/29/17	668
1,110	5.500%, 04/01/14	1,170
120	6.500%, 04/01/19	153
425	Commercial Metals Co., 6.500%, 07/15/17	462
230	Corp. Nacional del Cobre de Chile, (Chile), Reg. S., 7.500%, 01/15/19	292
	FMG Resources August 2006 Pty Ltd., (Australia),
141	6.000%, 04/01/17 (e)	147
1,075	6.875%, 02/01/18 (e)	1,137
1,500	7.000%, 11/01/15 (e)	1,571
40	8.250%, 11/01/19 (e)	44
1,010	Freeport-McMoRan Copper & Gold, Inc., 2.150%, 03/01/17	1,024
918	Kaiser Aluminum Corp., 8.250%, 06/01/20	1,026
1,510	Nucor Corp., 6.400%, 12/01/37	2,021
660	Placer Dome, Inc., (Canada), 6.450%, 10/15/35	763

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Metals & Mining — Continued
	Rio Tinto Finance USA Ltd., (Australia),
538	3.500%, 11/02/20	572
1,121	3.750%, 09/20/21	1,201
500	9.000%, 05/01/19	696
	Steel Dynamics, Inc.,
605	6.125%, 08/15/19 (e)	648
605	6.375%, 08/15/22 (e)	647
500	6.750%, 04/01/15	500
	United States Steel Corp.,
754	7.000%, 02/01/18	799
250	7.375%, 04/01/20	258

		26,393

	Paper & Forest Products — 0.3%
	Abitibi-Consolidated Co. of Canada, (Canada),
14,926	6.000%, 06/20/13 (d)	22
1,999	7.750%, 06/15/11 (d)	3
7,648	8.375%, 04/01/15 (d)	12
	Abitibi-Consolidated, Inc., (Canada),
1,199	7.500%, 04/01/28 (d)	2
730	8.850%, 08/01/30 (d)	1
2,750	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	2,894
584	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	644
	Clearwater Paper Corp.,
960	4.500%, 02/01/23 (e)	938
12	7.125%, 11/01/18	13
667	PH Glatfelter Co., 5.375%, 10/15/20	697
2,037	Resolute Forest Products, 10.250%, 10/15/18	2,358
250	Sappi Papier Holding GmbH, (Austria), 7.750%, 07/15/17 (e)	276
	Smurfit-Stone Container Enterprises, Inc.,
1,640	8.000%, 03/15/17 (d)	4
1,154	8.250%, 05/01/13 (d)	3
2,656	8.375%, 07/01/12 (d)	7

		7,874

	Total Materials	74,228

	Telecommunication Services — 2.3%
	Diversified Telecommunication Services — 1.6%
214	Altice Financing S.A., (Luxembourg), 7.875%, 12/15/19 (e)	231
	AT&T, Inc.,
608	0.800%, 12/01/15	608
607	0.900%, 02/12/16	607
1,543	4.300%, 12/15/42 (e)	1,454

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	127

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
466	4.350%, 06/15/45 (e)	438
1,030	5.350%, 09/01/40	1,128
220	5.600%, 05/15/18	263
465	5.800%, 02/15/19	561
1,500	6.300%, 01/15/38	1,828
	BellSouth Corp.,
2,090	5.200%, 09/15/14	2,232
6	6.875%, 10/15/31	7
287	BellSouth Telecommunications, Inc., 6.300%, 12/15/15	301
	Deutsche Telekom International Finance B.V., (Netherlands),
100	6.750%, 08/20/18	124
1,000	8.750%, 06/15/30	1,445
750	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	842
	Frontier Communications Corp.,
785	7.125%, 03/15/19	848
1,896	7.125%, 01/15/23	1,948
455	8.125%, 10/01/18	515
215	8.500%, 04/15/20	242
145	8.750%, 04/15/22	163
1,215	9.000%, 08/15/31	1,251
2,150	9.250%, 07/01/21	2,473
	GTE Corp.,
800	6.840%, 04/15/18	994
590	6.940%, 04/15/28	766
2,205	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	2,385
2,050	Level 3 Communications, Inc., 11.875%, 02/01/19	2,368
578	Lynx I Corp., 5.375%, 04/15/21 (e)	593
763	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	767
	Quebecor World Capital Corp., (Canada),
1,145	6.125%, 11/15/13 (d) (i)	11
1,160	6.500%, 08/01/27 (d) (i)	12
265	9.750%, 01/15/15 (d) (i)	3
880	Qwest Capital Funding, Inc., 7.750%, 02/15/31	914
1,013	Qwest Communications International, Inc., 7.125%, 04/01/18	1,053
59	SBA Telecommunications, Inc., 5.750%, 07/15/20 (e)	61
800	Sprint Capital Corp., 8.750%, 03/15/32	940
	Telecom Italia Capital S.A., (Luxembourg),
562	5.250%, 11/15/13	575

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — Continued
190	7.721%, 06/04/38	199
	Telefonica Emisiones S.A.U., (Spain),
138	5.462%, 02/16/21	146
80	5.877%, 07/15/19	87
1,040	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	1,115
884	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	973
1,276	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	1,381
	Verizon Communications, Inc.,
585	6.900%, 04/15/38	773
75	7.350%, 04/01/39	104
	Verizon Global Funding Corp.,
920	7.750%, 12/01/30	1,303
290	7.750%, 06/15/32	417
2,000	Verizon Pennsylvania, Inc., 8.350%, 12/15/30	2,680
	Wind Acquisition Finance S.A., (Luxembourg),
208	7.250%, 02/15/18 (e)	212
2,500	7.250%, 02/15/18 (e)	2,575
1,175	11.750%, 07/15/17 (e)	1,237
535	Wind Acquisition Holdings Finance S.A., (Luxembourg), PIK, 12.250%, 07/15/17 (e)	559
	Windstream Corp.,
93	6.375%, 08/01/23 (e)	91
955	7.500%, 06/01/22	1,005
1,170	7.750%, 10/15/20	1,258
413	7.750%, 10/01/21	445
40	8.125%, 08/01/13	41
125	8.125%, 09/01/18	137
200	Zayo Group LLC/Zayo Capital, Inc., 8.125%, 01/01/20	224

		47,913

Wireless Telecommunication Services — 0.7%
	America Movil S.A.B. de C.V., (Mexico),
732	2.375%, 09/08/16	755
1,266	3.125%, 07/16/22	1,255
300	6.125%, 03/30/40	361
1,260	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,317
1,975	Inmarsat Finance plc, (United Kingdom), 7.375%, 12/01/17 (e)	2,113
4,995	NII Capital Corp., 7.625%, 04/01/21	3,496
162	NII International Telecom Sarl, (Luxembourg), 11.375%, 08/15/19 (e)	168

SEE NOTES TO FINANCIAL STATEMENTS.

128	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Wireless Telecommunication Services — Continued
240	Rogers Communications, Inc., (Canada), 6.800%, 08/15/18	303
	Sprint Nextel Corp.,
1,050	7.000%, 03/01/20 (e)	1,228
1,823	7.000%, 08/15/20	1,982
125	8.375%, 08/15/17	145
1,544	9.000%, 11/15/18 (e)	1,915
177	11.500%, 11/15/21	244
1,650	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC, (Ireland), 7.748%, 02/02/21 (e)	1,860
250	VimpelCom Holdings B.V., (Netherlands), 6.255%, 03/01/17 (e)	268
	Vodafone Group plc, (United Kingdom),
1,160	1.625%, 03/20/17	1,174
870	5.000%, 09/15/15	959

		19,543

	Total Telecommunication Services	67,456

	Utilities — 2.8%
	Electric Utilities — 1.6%
891	Alabama Power Co., 6.125%, 05/15/38	1,155
1,016	Baltimore Gas & Electric Co., 2.800%, 08/15/22	1,025
3,450	Calpine Construction Finance Co. LP/CCFC Finance Corp., 8.000%, 06/01/16 (e)	3,640
	Carolina Power & Light Co.,
607	2.800%, 05/15/22	623
305	4.100%, 05/15/42	309
90	5.300%, 01/15/19	108
500	6.300%, 04/01/38	666
200	Centrais Eletricas Brasileiras S.A., (Brazil), Reg. S., 5.750%, 10/27/21	214
	DTE Electric Co.,
340	3.900%, 06/01/21	379
381	3.950%, 06/15/42	384
	Duke Energy Carolinas LLC,
780	4.300%, 06/15/20	897
200	5.250%, 01/15/18	237
1,100	6.050%, 04/15/38	1,422
280	Duke Energy Indiana, Inc., 3.750%, 07/15/20	308
	Edison Mission Energy,
2,500	7.000%, 05/15/17 (d)	1,263
800	7.200%, 05/15/19 (d)	404
1,200	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	1,274

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Electric Utilities — Continued
220	Eskom Holdings SOC Ltd., (South Africa), Reg. S., 5.750%, 01/26/21	241
115	Florida Power Corp., 5.650%, 06/15/18	139
182	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	157
	Georgia Power Co.,
562	5.250%, 12/15/15	630
140	5.950%, 02/01/39	177
693	Homer City Generation LP, 8.137%, 10/01/19	753
200	Hrvatska Elektroprivreda, (Croatia), 6.000%, 11/09/17 (e)	210
	Hydro-Quebec, (Canada),
842	8.400%, 01/15/22	1,203
1,028	9.400%, 02/01/21	1,535
200	Instituto Costarricense de Electricidad, (Costa Rica), Reg. S., 6.950%, 11/10/21	228
2,000	Ipalco Enterprises, Inc., 7.250%, 04/01/16 (e)	2,240
477	John Sevier Combined Cycle Generation LLC, 4.626%, 01/15/42	536
988	Massachusetts Electric Co., 5.900%, 11/15/39 (e)	1,236
860	MidAmerican Energy Co., 5.300%, 03/15/18	1,024
	Nevada Power Co.,
446	5.375%, 09/15/40	534
600	7.125%, 03/15/19	775
	NextEra Energy Capital Holdings, Inc.,
268	1.200%, 06/01/15	270
275	5.350%, 06/15/13	279
265	7.875%, 12/15/15	313
300	Niagara Mohawk Power Corp., 4.881%, 08/15/19 (e)	348
	Nisource Finance Corp.,
1,470	6.400%, 03/15/18	1,765
150	6.800%, 01/15/19	183
	Northern States Power Co.,
173	5.350%, 11/01/39	212
765	6.250%, 06/01/36	1,030
	Pacific Gas & Electric Co.,
214	3.750%, 08/15/42	203
267	4.500%, 12/15/41	286
1,010	5.625%, 11/30/17	1,210
	PacifiCorp,
700	3.850%, 06/15/21	781
880	5.750%, 04/01/37	1,111
250	7.240%, 08/16/23	331

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	129

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Electric Utilities — Continued
	Peco Energy Co.,
880	2.375%, 09/15/22	879
1,880	5.350%, 03/01/18	2,263
360	Potomac Electric Power Co., 6.500%, 11/15/37	493
929	PPL Electric Utilities Corp., 2.500%, 09/01/22	928
50	Progress Energy, Inc., 6.050%, 03/15/14	53
	Public Service Co. of Colorado,
312	2.250%, 09/15/22	307
198	3.200%, 11/15/20	214
35	6.500%, 08/01/38	48
1,050	Public Service Co. of New Mexico, 7.950%, 05/15/18	1,267
	Public Service Co. of Oklahoma,
88	5.150%, 12/01/19	103
1,100	6.625%, 11/15/37	1,435
	Public Service Electric & Gas Co.,
350	2.700%, 05/01/15	366
155	5.300%, 05/01/18	184
416	5.375%, 11/01/39	512
	Southern California Edison Co.,
450	5.550%, 01/15/37	556
285	5.950%, 02/01/38	370
292	Southern Co. (The), 1.950%, 09/01/16	302
120	Union Electric Co., 8.450%, 03/15/39	200
	Virginia Electric and Power Co.,
235	6.350%, 11/30/37	319
670	8.875%, 11/15/38	1,136
73	Wisconsin Electric Power Co., 2.950%, 09/15/21	76
36	Xcel Energy, Inc., 4.800%, 09/15/41	40

		46,299

	Gas Utilities — 0.3%
	AmeriGas Partners LP/AmeriGas Finance Corp.,
1,315	6.250%, 08/20/19	1,394
649	6.500%, 05/20/21	691
369	Boston Gas Co., 4.487%, 02/15/42 (e)	387
570	CenterPoint Energy Resources Corp., 6.625%, 11/01/37	749
150	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	181
	Holly Energy Partners LP/Holly Energy Finance Corp.,
337	6.500%, 03/01/20 (e)	360
150	8.250%, 03/15/18	163

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Gas Utilities — Continued
900	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	882
905	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21 (e)	935
1,881	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	1,961

		7,703

	Independent Power Producers & Energy Traders — 0.7%
5,000	AES Corp., 7.375%, 07/01/21	5,650
	Calpine Corp.,
1,206	7.500%, 02/15/21 (e)	1,312
3,493	7.875%, 01/15/23 (e)	3,868
	Dynegy Holdings LLC,
105	7.625%, 10/15/26 (d) (i)	—	(h)
4,770	7.750%, 06/01/19 (d) (i)	12
194	FPL Energy National Wind Portfolio LLC, 6.125%, 03/25/19 (e)	174
	NRG Energy, Inc.,
4,143	6.625%, 03/15/23 (e)	4,413
2,750	7.625%, 01/15/18	3,152
1,121	PSEG Power LLC, 5.125%, 04/15/20	1,274

		19,855

	Multi-Utilities — 0.2%
	AES Eastern Energy LP,
2,362	9.000%, 01/02/17 (d) (i)	—
300	Consolidated Edison Co. of New York, Inc., 5.500%, 12/01/39	373
925	Consumers Energy Co., 6.700%, 09/15/19	1,194
	Dominion Resources, Inc.,
46	4.900%, 08/01/41	51
785	5.250%, 08/01/33	901
400	7.000%, 06/15/38	559
160	DTE Energy Co., 7.625%, 05/15/14	173
362	Puget Energy, Inc., 5.625%, 07/15/22	394
	San Diego Gas & Electric Co.,
249	4.500%, 08/15/40	278
685	6.000%, 06/01/26	909
500	6.000%, 06/01/39	676
	Sempra Energy,
255	6.150%, 06/15/18	312
75	6.500%, 06/01/16	88
220	8.900%, 11/15/13	233
589	9.800%, 02/15/19	832

		6,973

SEE NOTES TO FINANCIAL STATEMENTS.

130	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Corporate Bonds — Continued
	Water Utilities — 0.0% (g)
925	American Water Capital Corp., 6.085%, 10/15/17	1,106

	Total Utilities	81,936

	Total Corporate Bonds (Cost $970,710)	1,039,059

Foreign Government Securities — 1.9%
200	Banco Nacional de Desenvolvimento Economico e Social, (Brazil), 6.369%, 06/16/18 (e)	234
BRL 480	Brazil Notas do Tesouro Nacional Serie F, (Brazil), 10.000%, 01/01/17	247
220	Citigroup Funding, Inc., CLN, 13.300%, 10/02/13 (linked to Republic of Ghana, 13.300%, 10/02/13; credit rating BBB+), (Ghana), 13.300%, 10/02/13 (e) (i)	156
130	Citigroup Funding, Inc., CLN, 14.990%, 03/13/13 (linked to Government of Ghana 3-Year Bond, 14.990%, 03/11/13; credit rating B), (Ghana), VAR, 03/13/13 (e) (i)	94
150	Citigroup Funding, Inc., CLN, 16.390%, 01/31/22 (linked to Nigeria Treasury Bond, 16.390%, 01/31/22; credit rating B+), (Nigeria), 16.390%, 01/31/22 (a) (e) (i)	164
200	Development Bank of Mongolia LLC, (Mongolia), Reg. S., 5.750%, 03/21/17	209
180	Egypt Government International Bond, (Egypt), Reg. S., 5.750%, 04/29/20	166
200	Export Credit Bank of Turkey, (Turkey), Reg. S., 5.375%, 11/04/16	217
	Federal Republic of Brazil, (Brazil),
43	8.000%, 01/15/18	51
BRL 350	8.500%, 01/05/24	202
BRL 410	10.000%, 01/01/15	214
380	11.000%, 08/17/40	470
249	12.250%, 03/06/30	487
200	Financing of Infrastrucural Projects State Enterprise, (Ukraine), Reg. S., 9.000%, 12/07/17	210
200	Government of Bermuda, (Bermuda), 4.138%, 01/03/23 (e)	210
	Government of Dominican Republic, (Dominican Republic),
200	Reg. S., 7.500%, 05/06/21	225
289	Reg. S., 9.040%, 01/23/18	323
DOP 5,100	Reg. S., 16.950%, 02/04/22	158
370	Government of Ukraine, (Ukraine), 6.580%, 11/21/16 (e)	373
	Israel Government AID Bond, (Israel),
1,973	Zero Coupon, 08/15/17	1,888

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

2,000	5.500%, 09/18/33	2,632
160	Kingdom of Bahrain, (Bahrain), Reg. S., 5.500%, 03/31/20	175
200	Kingdom of Morocco, (Morocco), Reg. S., 4.250%, 12/11/22	204
200	Lithuania Government International Bond, (Lithuania), Reg. S., 6.625%, 02/01/22	247
230	Mongolia Government International Bond, (Mongolia), 5.125%, 12/05/22 (e)	216
249	Poland Government Bond, (Poland), 5.000%, 03/23/22	285
200	Province of Manitoba, (Canada), 2.125%, 04/22/13	201
655	Province of Nova Scotia, (Canada), 9.250%, 03/01/20	943
	Province of Ontario, (Canada),
1,000	0.950%, 05/26/15	1,010
3,683	1.650%, 09/27/19	3,673
780	2.700%, 06/16/15	819
1,635	2.950%, 02/05/15	1,712
300	Province of Quebec, (Canada), 6.350%, 01/30/26	403
100	Provincia de Buenos Aires, (Argentina), Reg. S., 10.875%, 01/26/21	71
AUD 1,400	Queensland Treasury Corp., (Australia), Series 18, 6.000%, 02/21/18	1,580
250	Republic of Angola Via Northern Lights III B.V., (Netherlands), Reg. S., 7.000%, 08/16/19	273
	Republic of Argentina, (Argentina),
1,061	SUB, 2.500%, 12/31/38	357
80	7.000%, 09/12/13	82
47	7.000%, 10/03/15	41
634	8.280%, 12/31/33	406
	Republic of Belarus, (Belarus),
340	8.750%, 08/03/15	352
100	8.950%, 01/26/18	107
	Republic of Colombia, (Colombia),
200	2.625%, 03/15/23	193
100	6.125%, 01/18/41	127
100	7.375%, 01/27/17	123
240	8.125%, 05/21/24	346
270	10.375%, 01/28/33	469
	Republic of Costa Rica, (Costa Rica),
CRC 31,250	Reg. S., 9.430%, 06/29/22	67
210	Reg. S., 9.995%, 08/01/20	292
CRC 22,400	Reg. S., 11.500%, 12/21/22	53
	Republic of Croatia, (Croatia),
200	Reg. S., 6.250%, 04/27/17	215

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	131

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
200	6.375%, 03/24/21 (e)	219
300	Republic of Ecuador, (Ecuador), Reg. S., 9.375%, 12/15/15	312
	Republic of El Salvador, (El Salvador),
165	5.875%, 01/30/25 (e)	174
130	Reg. S., 7.375%, 12/01/19	154
185	Reg. S., 7.650%, 06/15/35	217
139	Reg. S., 8.250%, 04/10/32	175
200	Republic of Georgia, (Georgia), Reg. S., 6.875%, 04/12/21	232
200	Republic of Guatemala, (Guatemala), 5.750%, 06/06/22 (e)	222
	Republic of Hungary, (Hungary),
60	4.125%, 02/19/18	59
80	5.375%, 02/21/23	78
521	6.250%, 01/29/20	564
240	6.375%, 03/29/21	260
138	7.625%, 03/29/41	155
340	Republic of Iceland, (Iceland), 5.875%, 05/11/22 (e)	385
	Republic of Indonesia, (Indonesia),
410	Reg. S., 5.875%, 03/13/20	481
200	Reg. S., 6.750%, 03/10/14	210
100	Reg. S., 7.750%, 01/17/38	140
450	Reg. S., 11.625%, 03/04/19 (e)	660
750	Republic of Iraq, (Iraq), Reg. S., 5.800%, 01/15/28	690
420	Republic of Ivory Coast, (Ivory Coast), Reg. S., SUB, 5.750%, 12/31/32	384
	Republic of Lithuania, (Lithuania),
505	Reg. S., 5.125%, 09/14/17 (e)	561
140	6.125%, 03/09/21 (e)	167
NGN 6,285	Republic of Nigeria, (Nigeria), Reg. S., 16.000%, 06/29/19	49
290	Republic of Pakistan, (Pakistan), Reg. S., 6.875%, 06/01/17	253
	Republic of Panama, (Panama),
240	6.700%, 01/26/36	322
220	9.375%, 04/01/29	356
200	Republic of Paraguay, (Paraguay), 4.625%, 01/25/23 (e)	199
	Republic of Peru, (Peru),
114	5.625%, 11/18/50	135
200	7.125%, 03/30/19	257
480	7.350%, 07/21/25	678
60	8.375%, 05/03/16	73
218	8.750%, 11/21/33	360

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Republic of Philippines, (Philippines),
130	6.500%, 01/20/20	164
390	7.750%, 01/14/31	568
100	9.500%, 02/02/30	166
470	10.625%, 03/16/25	788
	Republic of Romania, (Romania),
110	4.375%, 08/22/23 (e)	108
370	6.750%, 02/07/22 (e)	439
	Republic of Serbia, (Serbia),
300	5.250%, 11/21/17 (e)	307
256	Reg. S., SUB, 6.750%, 11/01/24	257
200	Reg. S., 7.250%, 09/28/21	223
	Republic of South Africa, (South Africa),
390	4.665%, 01/17/24	421
330	5.500%, 03/09/20	379
470	Republic of Sri Lanka, (Sri Lanka), 6.250%, 10/04/20 (e)	493
	Republic of Turkey, (Turkey),
TRY 191	3.054%, 02/23/22	124
440	6.000%, 01/14/41	512
200	6.250%, 09/26/22	242
700	6.750%, 04/03/18	839
115	6.875%, 03/17/36	147
170	7.000%, 03/11/19	209
90	7.000%, 06/05/20	112
335	7.250%, 03/15/15	371
317	7.250%, 03/05/38	424
100	7.500%, 07/14/17	121
TRY 275	10.500%, 01/15/20	186
	Republic of Ukraine, (Ukraine),
200	Reg. S., 6.250%, 06/17/16	200
365	Reg. S., 6.580%, 11/21/16	368
	Republic of Uruguay, (Uruguay),
UYU 584	5.642%, 06/26/37	56
UYU 3,000	6.496%, 04/05/27	303
230	7.625%, 03/21/36	335
	Republic of Venezuela, (Venezuela),
225	Reg. S., 5.750%, 02/26/16	216
161	Reg. S., 6.000%, 12/09/20	138
27	7.650%, 04/21/25	25
75	Reg. S., 7.750%, 10/13/19	72
195	Reg. S., 8.250%, 10/13/24	185
42	Reg. S., 9.000%, 05/07/23	41
440	Republic of Vietnam, (Vietnam), Reg. S., 6.750%, 01/29/20	502

SEE NOTES TO FINANCIAL STATEMENTS.

132	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Foreign Government Securities — Continued
	Russian Federation, (Russia),
400	3.250%, 04/04/17 (e)	420
600	Reg. S., 5.625%, 04/04/42 (e)	697
772	Reg. S., SUB, 7.500%, 03/31/30	961
130	Reg. S., 12.750%, 06/24/28	254
AUD 1,400	South Australian Government Financing Authority, (Australia), Series 15, 5.750%, 04/20/15	1,510
EUR 1,500	Spain Government Bond, (Spain), 4.500%, 01/31/18	2,017
200	State of Israel, (Israel), 4.500%, 01/30/43	194
	United Mexican States, (Mexico),
MXN 65,000	03/07/13	5,088
290	3.625%, 03/15/22	309
350	5.625%, 01/15/17	404
258	5.750%, 10/12/10	286
188	5.950%, 03/19/19	228
160	6.050%, 01/11/40	200
MXN 1,640	7.750%, 05/29/31	157
MXN 1,900	10.000%, 12/05/24	213

	Total Foreign Government Securities (Cost $54,437)	56,132

Mortgage Pass-Through Securities — 8.7%
	Federal Home Loan Mortgage Corp.,
50	ARM, 2.125%, 08/01/36	53
280	ARM, 2.644%, 10/01/36	299
91	ARM, 2.648%, 05/01/37	97
522	ARM, 2.889%, 10/01/37	559
268	ARM, 3.151%, 03/01/36	282
691	ARM, 3.511%, 03/01/36	748
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
6,226	4.000%, 08/01/18 - 02/01/26	6,619
508	4.500%, 10/01/18	540
57	5.000%, 05/01/18	61
5,033	5.500%, 01/01/21 - 12/01/24	5,435
413	6.000%, 11/01/21	446
151	6.500%, 07/01/14	157
50	7.500%, 01/01/17	54
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
9,277	4.000%, 01/01/32	10,057
3,906	6.000%, 02/01/28	4,287
992	6.500%, 11/01/22 - 03/01/26	1,100
307	7.000%, 01/01/27	350

PRINCIPAL AMOUNT		SECURITY DESCRIPTION	VALUE

		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
220		4.000%, 09/01/33	235
2,255		4.500%, 05/01/41	2,419
34		6.000%, 02/01/29	38
830		6.500%, 01/01/24 - 11/01/36	945
871		7.000%, 09/01/24 - 10/01/36 (m)	1,020
99		7.500%, 10/01/19 - 02/01/27	112
116		8.000%, 08/01/27 - 03/01/30	141
		Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,969		7.500%, 01/01/32 - 12/01/36	2,334
420		10.000%, 10/01/30	496
		Federal Home Loan Mortgage Corp. Gold Pools, Other,
13,241		3.500%, 10/01/32 - 06/01/42	14,190
1,480		4.000%, 06/01/42	1,622
58		7.000%, 12/01/14 - 03/01/16	60
		Federal Home Loan Mortgage Corp., 30 Year, Single Family,
2		7.500%, 02/01/17	2
3		12.000%, 08/01/15 - 07/01/19	3
—	(h)	13.000%, 06/01/14	—	(h)
		Federal National Mortgage Association,
132		ARM, 1.841%, 07/01/37	141
256		ARM, 2.210%, 07/01/37	265
98		ARM, 2.615%, 04/01/37	104
182		ARM, 2.622%, 01/01/34	193
358		ARM, 2.680%, 03/01/37	384
280		ARM, 2.720%, 05/01/35	295
497		ARM, 2.823%, 04/01/37	531
24		ARM, 3.000%, 10/01/33	24
575		ARM, 5.418%, 01/01/23	629
		Federal National Mortgage Association, 15 Year, Single Family,
3,281		3.500%, 09/01/18 - 07/01/19	3,479
931		4.000%, 07/01/18 - 10/01/18	998
257		4.500%, 07/01/18	274
2,613		5.000%, 05/01/18 - 07/01/25	2,836
619		5.500%, 08/01/17 - 07/01/20	664
1,164		6.000%, 01/01/14 - 08/01/22	1,251
2		6.500%, 05/01/13	2
—	(h)	7.000%, 03/01/15	—	(h)
5		8.000%, 01/01/16	5
		Federal National Mortgage Association, 20 Year, Single Family,
1,170		3.500%, 12/01/30	1,242

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	133

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Mortgage Pass-Through Securities — Continued
705	6.000%, 04/01/24	773
562	6.500%, 11/01/18	622
233	Federal National Mortgage Association, 30 Year, FHA/VA, 5.500%, 08/01/34	256
	Federal National Mortgage Association, 30 Year, Single Family,
4,279	5.000%, 10/01/39 - 08/01/40	4,769
1,398	5.500%, 12/01/28 - 09/01/34	1,535
1,923	6.000%, 03/01/34 - 08/01/37	2,173
2,134	6.500%, 04/01/28 - 10/01/38	2,406
1,356	7.000%, 03/01/28 - 04/01/37	1,593
455	7.500%, 10/01/26 - 11/01/38	527
5,109	8.000%, 08/01/22 - 12/01/36	6,280
52	8.500%, 10/01/25 - 12/01/25	61
4	9.000%, 01/01/19 - 04/01/25	5
7	12.500%, 01/01/16	7
	Federal National Mortgage Association, Other,
3,993	VAR, 0.560%, 01/01/23	4,008
3,900	03/01/23	3,949
5,060	1.446%, 07/01/17	5,156
3,075	1.770%, 02/01/20	3,130
5,000	2.004%, 07/01/19	5,096
1,860	2.211%, 04/01/19	1,940
7,500	2.440%, 02/01/23	7,599
1,838	2.490%, 10/01/17	1,947
3,995	2.490%, 01/01/23	4,045
4,195	2.593%, 01/01/23	4,277
1,517	2.841%, 03/01/22	1,575
1,750	3.482%, 11/01/20	1,904
1,680	3.492%, 01/01/18	1,844
62,968	3.500%, 05/01/32 - 08/01/32	66,945
1,575	3.590%, 10/01/20	1,734
1,495	3.730%, 06/01/18	1,675
1,627	3.782%, 12/01/21	1,799
1,616	3.810%, 01/01/19	1,785
1,000	3.895%, 09/01/21	1,116
1,275	4.195%, 07/01/21	1,444
2,111	4.319%, 12/01/19	2,395
3,000	4.399%, 02/01/20	3,447
3,830	4.402%, 12/01/19	4,362
6,315	4.484%, 06/01/21	7,269
862	4.500%, 01/01/20	927
2,417	4.515%, 02/01/20	2,779
1,957	4.794%, 01/01/21	2,279
814	5.000%, 12/01/32 - 08/01/33	868
506	5.500%, 09/01/17	537

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

254	6.500%, 04/01/36 - 07/01/36	281
	Government National Mortgage Association II, 30 Year, Single Family,
6,603	6.000%, 11/20/32 - 09/20/38	7,547
2,016	6.500%, 02/20/29 - 10/20/39	2,297
4,544	7.000%, 06/20/32 - 01/20/39	5,282
507	7.500%, 08/20/25 - 05/20/32	617
902	8.000%, 08/20/26 - 09/20/31	1,113
714	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 10/15/23	794
	Government National Mortgage Association, 30 Year, Single Family,
339	6.500%, 02/15/28 - 10/15/29	391
108	7.000%, 02/15/24 - 11/15/27	127
97	7.250%, 07/15/21 - 01/15/28	114
58	7.500%, 10/15/22 - 02/15/27	64
5	7.750%, 02/15/27	5
3	8.500%, 11/15/25	3
85	9.000%, 04/15/16 - 01/15/25	91
4	10.000%, 11/15/20	4
1	13.000%, 01/15/15	1

	Total Mortgage Pass-Through Securities (Cost $250,431)	255,647

Municipal Bonds — 0.4% (t)
	California — 0.1%
1,000	Los Angeles Department of Airports, Taxable Build America Bonds, Rev., 6.582%, 05/15/39	1,286
774	University of California, Rev., 4.858%, 05/15/12	808

		2,094

	Illinois — 0.1%
1,960	State of Illinois, Taxable Pension, GO, 5.100%, 06/01/33	1,943

	New York — 0.1%
	New York State Dormitory Authority, State Personal Taxable General Purpose, Build America Bonds,
560	Series H, Rev., 5.289%, 03/15/33	676
1,165	Series H, Rev., 5.389%, 03/15/40	1,422
1,450	Port Authority of New York & New Jersey, Taxable Consolidated 164, Rev., 5.647%, 11/01/40	1,791
895	Port Authority of New York & New Jersey, Taxable Consolidated 174, Rev., 4.458%, 10/01/62	903

		4,792

SEE NOTES TO FINANCIAL STATEMENTS.

134	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Municipal Bonds — Continued
	Ohio — 0.1%
1,040	American Municipal Power, Inc., Build America Bonds, Series B, Rev., 7.499%, 02/15/50	1,396
1,563	Ohio State University (The), Series A, Rev., 4.800%, 06/01/11	1,684

		3,080

	Total Municipal Bonds (Cost $10,350)	11,909

Supranational — 0.1%
1,000	African Development Bank, 8.800%, 09/01/19	1,337
1,260	Corp. Andina de Fomento, 3.750%, 01/15/16	1,335
NZD 1,500	International Finance Corp., 3.500%, 09/05/17	1,227

	Total Supranational (Cost $3,813)	3,899

U.S. Government Agency Securities — 1.4%
	Federal Home Loan Mortgage Corp.,
915	1.350%, 04/29/14	927
635	5.250%, 04/18/16	730
385	6.750%, 09/15/29	572
	Federal National Mortgage Association,
7,360	Zero Coupon, 06/01/17	7,070
825	5.000%, 05/11/17	972
1,500	5.625%, 07/15/37	2,101
1,000	8.200%, 03/10/16	1,230
	Federal National Mortgage Association STRIPS,
1,000	11/15/21	812
1,275	05/15/30	703
	Financing Corp. Fico,
3,100	Zero Coupon, 11/30/17	2,919
1,000	05/11/18	939
1,285	Zero Coupon, 04/05/19	1,163
1,500	Zero Coupon, 09/26/19	1,349
388	New Valley Generation II, 5.572%, 05/01/20	446
595	New Valley Generation III, 4.929%, 01/15/21	675
	Residual Funding Corp. STRIPS,
9,800	Zero Coupon, 07/15/20	8,654
2,770	Zero Coupon, 10/15/20	2,421
	Tennessee Valley Authority,
902	4.625%, 09/15/60	1,030
2,103	5.250%, 09/15/39	2,702
1,610	5.880%, 04/01/36	2,220
500	Tennessee Valley Authority STRIPS, Zero Coupon, 11/01/25	333

	Total U.S. Government Agency Securities (Cost $37,028)	39,968

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — 15.8%
	U.S. Treasury Bonds,
85	3.500%, 02/15/39	93
555	4.375%, 02/15/38	697
8,400	4.500%, 02/15/36	10,718
3,890	4.500%, 05/15/38	4,980
5,000	5.000%, 05/15/37	6,841
2,500	5.250%, 02/15/29	3,388
1,000	5.500%, 08/15/28	1,385
2,340	6.000%, 02/15/26	3,329
5,000	6.250%, 08/15/23	7,076
4,250	6.375%, 08/15/27	6,319
7,600	7.125%, 02/15/23	11,311
7,200	7.250%, 08/15/22	10,703
17,000	7.500%, 11/15/16 (m)	21,364
4,800	7.500%, 11/15/24	7,528
2,625	7.875%, 02/15/21	3,909
13,600	8.125%, 05/15/21 (m)	20,646
10,000	8.125%, 08/15/21 (m)	15,283
5,000	8.500%, 02/15/20	7,456
6,000	8.750%, 08/15/20	9,197
22,210	8.875%, 08/15/17 (m)	30,263
1,000	U.S. Treasury Inflation Indexed Bond, 3.625%, 04/15/28	2,218
	U.S. Treasury Inflation Indexed Notes,
9,500	0.625%, 04/15/13	10,357
4,900	1.250%, 04/15/14	5,511
9,000	2.000%, 01/15/14	11,599
	U.S. Treasury Notes,
50	0.750%, 03/31/13 (k)	50
3,559	0.875%, 01/31/18	3,580
24,750	0.875%, 07/31/19	24,381
4,750	1.125%, 05/31/19	4,766
6,750	1.250%, 04/30/19	6,832
2,665	1.375%, 11/30/18	2,729
4,765	1.500%, 08/31/18	4,921
100	2.000%, 04/30/16	105
225	2.250%, 05/31/14	231
335	2.250%, 01/31/15	348
11,000	2.250%, 11/30/17	11,793
2,780	2.625%, 02/29/16 (m)	2,968
130	2.625%, 04/30/16	139
12,940	2.750%, 05/31/17 (m)	14,106
7,115	2.875%, 03/31/18	7,858
1,000	3.125%, 10/31/16	1,096
2,000	3.125%, 01/31/17	2,200
10,654	3.125%, 05/15/19	12,002

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	135

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

U.S. Treasury Obligations — Continued
2,250	3.250%, 03/31/17	2,493
2,565	3.625%, 02/15/21	2,984
8,000	4.250%, 11/15/17	9,317
7,860	4.750%, 08/15/17	9,281
	U.S. Treasury STRIPS,
308	05/15/14	307
2,000	11/15/14	1,992
2,425	11/15/15	2,402
6,980	05/15/16	6,884
6,916	02/15/17	6,756
12,239	08/15/17	11,871
19,170	11/15/17 (m)	18,511
6,000	02/15/18	5,768
1,606	08/15/18	1,529
185	08/15/19	172
9,201	05/15/20	8,349
3,390	11/15/20	3,026
1,795	02/15/21	1,586
15,000	05/15/21	13,132
22,000	11/15/21 (m)	18,883
5,000	08/15/22	4,168
5,000	11/15/22	4,128
4,000	08/15/24	3,070
5,000	11/15/24	3,795
2,900	02/15/25	2,180
6,315	02/15/27	4,347
8,000	11/15/27	5,331
2,615	02/15/28	1,725

	Total U.S. Treasury Obligations (Cost $424,715)	466,263

SHARES
Common Stocks — 0.4%
	Consumer Discretionary — 0.0% (g)
	Automobiles — 0.0% (g)
49	General Motors Co. (a)	1,332
18	Motors Liquidation Co. GUC Trust (a)	425

		1,757

	Hotels, Restaurants & Leisure — 0.0% (g)
500	Real Mex Restaurants, Inc., Class B, ADR (a) (i)	29

	Leisure Equipment & Products — 0.0% (g)
31	New True Temper Holdings Corp., Inc. (a) (i)	20

	Specialty Retail — 0.0% (g)
44	Neebo, Inc. (a) (i)	65

	Total Consumer Discretionary	1,871

SHARES		SECURITY DESCRIPTION	VALUE

		Consumer Staples — 0.0%
		Food Products — 0.0%
40		Eurofresh, Inc., ADR (a) (i)	—

		Financials — 0.1%
		Diversified Financial Services — 0.1%
211		Capmark Financial Group, Inc. (a)	2,571

		Industrials — 0.0% (g)
		Electrical Equipment — 0.0% (g)
8		Wolverine Tube, Inc., ADR, (a) (i)	247

		Marine — 0.0% (g)
1		General Maritime Corp. (a) (i)	16

		Total Industrials	263

		Information Technology — 0.0% (g)
		Semiconductors & Semiconductor Equipment — 0.0% (g)
6		Magnachip Semiconductor Corp., (South Korea) (a)	98

		Materials — 0.2%
		Construction Materials — 0.1%
264		U.S. Concrete, Inc. (a)	2,590

		Containers & Packaging — 0.0%
9		Constar International, Inc., ADR (a) (i)	—

		Paper & Forest Products — 0.1%
23		New Holdco (a) (i)	1,970
26		Resolute Forest Products, (Canada) (a)	353

			2,323

		Total Materials	4,913

		Telecommunication Services — 0.0% (g)
		Wireless Telecommunication Services — 0.0% (g)
—	(h)	Sprint Nextel Corp. (a)	—	(h)

		Utilities — 0.1%
		Independent Power Producers & Energy Traders — 0.1%
112		Dynegy, Inc. (a)	2,192
7		Somerset Cayuga Holding Co., Inc. (a) (i)	155

		Total Utilities	2,347

		Total Common Stocks (Cost $15,345)	12,063

Preferred Stocks — 0.3%
		Consumer Discretionary — 0.0% (g)
		Automobiles — 0.0% (g)
35		General Motors Co., 4.750%, 12/01/13	1,462

		Consumer Staples — 0.0%
		Food Products — 0.0%
—	(h)	Eurofresh, Inc., ADR, PIK, 15.000%, 11/18/16 # (i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

136	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

SHARES	SECURITY DESCRIPTION	VALUE

Preferred Stocks — Continued
	Financials — 0.2%
	Commercial Banks — 0.0% (g)
10	CoBank ACB, Series C, 11.000%, 07/01/13 ($50 par value) @ (e)	523
15	CoBank ACB, Series D, 11.000%, 10/01/14 ($50 par value) @	865

		1,388

	Consumer Finance — 0.1%
4	Ally Financial, Inc., 7.000%, 04/01/13 ($1,000 par value) @ (e)	3,869

	Diversified Financial Services — 0.0% (g)
14	Citigroup Capital XIII, VAR, 7.875%, 10/30/40 ($25 par value)	407

	Insurance — 0.1%
11	Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 ($25 par value)	325
1	XLIT Ltd., (Cayman Islands), VAR, 3.424%, 10/29/49	1,185

		1,510

	Total Financials	7,174

	Health Care — 0.1%
	Health Care Providers & Services — 0.1%
34	Carraige Services Capital Trust, 7.000%, 06/01/29 ($50 par value)	1,644

	Materials — 0.0%
	Containers & Packaging — 0.0%
1	Constar International, Inc., 11.000% (a) (i)	—

	Total Preferred Stocks (Cost $10,435)	10,280

PRINCIPAL AMOUNT
Loan Assignments — 0.9%
	Consumer Discretionary — 0.4%
	Automobiles — 0.0% (g)
661	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	675

	Hotels, Restaurants & Leisure — 0.2%
2,150	Caesars Entertainment Operating Co., Inc., Extended B-6 Term Loan, VAR, 5.452%, 01/28/18	1,974
1,224	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	1,233
1,400	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	1,444

		4,651

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Media — 0.2%
2,005	Clear Channel Communications, Inc., Term Loan B, VAR, 3.854%, 01/29/16	1,715
200	Kabel Deutschland, Facility F1 Loan, VAR, 3.500%, 02/01/19	200
	MTL Publishing LLC, Term B Loan,
57	VAR, 5.500%, 06/29/18	58
216	VAR, 5.500%, 06/29/18	218
	R.H. Donnelley, Inc., Exit Term Loan,
579	VAR, 9.000%, 10/24/14	409
513	VAR, 9.000%, 10/24/14	362
859	Radio One, Term Loan, VAR, 7.500%, 03/31/16	879
386	TL Aquesition, Inc., Term Loan, VAR, 2.710%, 07/03/14	302
2,993	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)	913
235	Virgin Media, Term Loan B, VAR, 02/14/20 ^	234

		5,290

	Specialty Retail — 0.0% (g)
680	Gymboree Corp. (The), Initial Term Loan (A & R), VAR, 5.000%, 02/23/18	653

	Total Consumer Discretionary	11,269

	Consumer Staples — 0.1%
	Food & Staples Retailing — 0.1%
238	High Liner Foods, Inc., Term Loan, VAR, 3.750%, 12/19/17	238
1,133	SUPERVALU, Inc., Term Loan, VAR, 8.000%, 08/30/18	1,147
1,067	SUPERVALU, Inc., Term Loan B, VAR, 03/18/19 ^	1,079

		2,464

	Food Products — 0.0% (g)
412	GFA Brands, Inc. (Smart Balance), Term Loan, VAR, 7.000%, 07/02/18	415

	Total Consumer Staples	2,879

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
568	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	569
	Patriot Coal, DIP Term Loan,
11	VAR, 9.250%, 10/02/13 (a)	12
23	VAR, 9.250%, 10/02/13	23

	Total Energy	604

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	137

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except for number of contracts)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — Continued
	Financials — 0.0% (g)
	Diversified Financial Services — 0.0% (g)
	Aot Holding Ltd., 1st Lien Senior Secured Term Loan,
127	VAR, 5.000%, 10/01/19	128
92	VAR, 5.000%, 10/01/19	93
65	VAR, 5.000%, 10/01/19	66
12	VAR, 5.000%, 10/01/19	12
12	VAR, 5.000%, 10/01/19	12
11	VAR, 5.000%, 10/01/19	12
1	VAR, 5.000%, 10/01/19	1

	Total Financials	324

	Health Care — 0.1%
	Health Care Equipment & Supplies — 0.0% (g)
125	Kinetic Concepts, Inc., Tranche C-1 Term Loan, VAR, 5.500%, 05/04/18	126

	Health Care Providers & Services — 0.0% (g)
847	inVentiv Health, Consolidated Term Loan, VAR, 7.500%, 08/04/16	833
199	U.S. Renal Care, 1st Lien Term Loan, VAR, 6.250%, 07/03/19	202

		1,035

	Pharmaceuticals — 0.1%
571	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17	572
	Aptalis Pharma, Inc., Term Loan,
344	VAR, 5.500%, 02/10/17	345
37	VAR, 5.500%, 02/10/17	37
174	Catalent Pharma Solutions, Inc., Dollar Term-2 Loan, VAR, 5.250%, 09/15/17	175

		1,129

	Total Health Care	2,290

	Industrials — 0.1%
	Aerospace & Defense — 0.0% (g)
471	Ducommun, Inc., Term Loan, VAR, 5.500%, 06/28/17	473

	Commercial Services & Supplies — 0.1%
	ACCO Brands, Term B Loan,
110	VAR, 4.250%, 05/01/19	111
103	VAR, 4.250%, 05/01/19	104
445	Cenveo Corp., Term Loan B, VAR, 7.000%, 12/21/16	446

		661

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Machinery — 0.0% (g)
349	Terex Corp., U.S. Term Loan, VAR, 4.500%, 04/28/17	353

	Trading Companies & Distributors — 0.0% (g)
442	SourceHov LLC, 1st Lien Term B Loan, VAR, 6.625%, 04/28/17	438

	Total Industrials	1,925

	Information Technology — 0.0% (g)
	Communications Equipment — 0.0% (g)
650	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 7.250%, 01/30/19 ^	657

	IT Services — 0.0% (g)
135	First Data Corp., 2018 B Term Loan, VAR, 5.202%, 09/24/18	135

	Total Information Technology	792

	Materials — 0.1%
	Chemicals — 0.1%
255	AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	258
502	Dupont Performance, Term Loan, VAR, 4.750%, 02/01/20	508
	Harko C.V., Term Loan B,
114	VAR, 5.750%, 08/02/17	115
90	VAR, 5.750%, 08/02/17	91
67	VAR, 5.750%, 08/02/17	67
274	PL Propylene LLC, Term Loan, VAR, 7.000%, 03/27/17	279

		1,318

	Construction Materials — 0.0% (g)
323	Summit Materials LLC, Term Loan, VAR, 5.000%, 01/30/19	324

	Metals & Mining — 0.0% (g)
439	FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17	444
307	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	308

		752

	Total Materials	2,394

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
	Zayo Group, Term Loan,
1	VAR, 5.250%, 07/02/19	1
499	VAR, 5.250%, 07/02/19	501

	Total Telecommunication Services	502

SEE NOTES TO FINANCIAL STATEMENTS.

138	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

Loan Assignments — Continued
	Utilities — 0.1%
	Gas Utilities — 0.0% (g)
752	NGPL PipeCo LLC, Term Loan, VAR, 6.750%, 09/15/17	766

	Independent Power Producers & Energy Traders — 0.1%
	Texas Competitive Electric, Extended Term Loan,
1,400	VAR, 4.699%, 10/10/17	955
717	VAR, 4.792%, 10/10/17	489
	Texas Competitive Electric, Non-Extended Term Loan,
1,400	VAR, 3.699%, 10/10/14	1,005
717	VAR, 3.792%, 10/10/14	515

		2,964

	Total Utilities	3,730

	Total Loan Assignments (Cost $29,530)	26,709

NUMBER OF WARRANTS
Warrants — 0.1%
	Consumer Discretionary — 0.1%
	Automobiles — 0.1%
	General Motors Co.,
67	expiring 7/10/2016 (Strike Price $10.00) (a)	1,198
67	expiring 7/10/2019 (Strike Price $18.00) (a)	754

		1,952

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE

	Specialty Retail — 0.0%
	Neebo, Inc.,
13	expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

	Total Consumer Discretionary	1,952

	Industrials — 0.0%
	Marine — 0.0%
1	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $2,389)	1,952

SHARES
Short-Term Investment — 2.6%
	Investment Company — 2.6%
77,326	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $77,326)	77,326

	Total Investments — 100.5% (Cost $2,819,451)	2,967,704
	Liabilities in Excess of Other Assets — (0.5)%	(14,119)

	NET ASSETS — 100.0%	$2,953,585

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 02/28/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
5	10 Year U.S. Treasury Note	06/19/13	658	6
5	30 Year U.S. Treasury Bond	06/19/13	719	7
6	2 Year U.S. Treasury Note	06/28/13	1,323	1
	Short Futures Outstanding
(12)	5 Year U.S. Treasury Note	06/28/13	(1,488)	(7)

				7

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	139

JPMorgan Core Plus Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

(Amounts in thousands, except for number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
2,780,000	MXN	BNP Paribas	03/27/13	216	217	1

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE	VALUE AT 02/28/13	NET UNREALIZED APPRECIATION (DEPRECIATION)
3,091,000	AUD	Credit Suisse International	05/10/13	3,156	3,141	15
170,000	EUR	Citibank, N.A.	03/28/13	226	222	4
1,354,000	EUR	Credit Suisse International	05/10/13	1,813	1,769	44
1,540,000	EUR	Union Bank of Switzerland AG	05/10/13	2,010	2,012	(2)
53,000,000	JPY	Union Bank of Switzerland AG	03/28/13	616	572	44
65,000,000	MXN	Barclays Bank plc	03/07/13	5,044	5,089	(45)
1,390,000	MXN	Barclays Bank plc	03/27/13	108	109	(1)
1,390,000	MXN	Citibank, N.A.	03/27/13	108	109	(1)
				13,081	13,023	58

Credit Default Swaps—Sell Protection [1]

Corporate and Sovereign Issuers:

SWAP COUNTERPARTY/ REFERENCE OBLIGATION	FUND RECEIVES FIXED RATE (r)	TERMINATION DATE	IMPLIED CREDIT SPREAD AS OF 02/28/13 [2]	NOTIONAL AMOUNT [3]	VALUE
Goldman Sachs Capital Management:
FSA Global Funding, Ltd., 6.110%, 06/29/15	1.950% quarterly	03/20/13	0.364%	1,000	5

[1]	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
[2]	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index.
[3]	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.

SEE NOTES TO FINANCIAL STATEMENTS.

140	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — 40.6%
	Agency CMO — 40.6%
	Federal Home Loan Mortgage Corp. REMIC,
68	Series 1343, Class LA, 8.000%, 08/15/22	81
481	Series 1367, Class K, 5.500%, 09/15/22	530
93	Series 1591, Class E, 10.000%, 10/15/23	99
799	Series 1633, Class Z, 6.500%, 12/15/23	839
873	Series 1694, Class PK, 6.500%, 03/15/24	923
4,707	Series 1785, Class A, 6.000%, 10/15/23	4,727
260	Series 1999, Class PU, 7.000%, 10/15/27	302
415	Series 2031, Class PG, 7.000%, 02/15/28	484
1,252	Series 2035, Class PC, 6.950%, 03/15/28	1,456
947	Series 2064, Class PD, 6.500%, 06/15/28 (m)	953
812	Series 2095, Class PE, 6.000%, 11/15/28	916
328	Series 2152, Class BD, 6.500%, 05/15/29	357
1,780	Series 2162, Class TH, 6.000%, 06/15/29	2,006
113	Series 2345, Class PQ, 6.500%, 08/15/16	116
994	Series 2367, Class ME, 6.500%, 10/15/31	1,076
1,614	Series 2480, Class EJ, 6.000%, 08/15/32	1,828
3,829	Series 2562, Class PG, 5.000%, 01/15/18	4,086
3,253	Series 2611, Class QZ, 5.000%, 05/15/33	3,837
468	Series 2647, Class A, 3.250%, 04/15/32	490
1,810	Series 2651, Class VZ, 4.500%, 07/15/18	1,916
6,785	Series 2656, Class BG, 5.000%, 10/15/32	7,129
1,730	Series 2688, Class DG, 4.500%, 10/15/23	1,880
6,432	Series 2727, Class PE, 4.500%, 07/15/32	6,613
6,000	Series 2773, Class TB, 4.000%, 04/15/19	6,405
7,450	Series 2841, Class AT, 4.000%, 08/15/19	7,972
1,902	Series 2882, Class QD, 4.500%, 07/15/34	2,074
6,342	Series 2915, Class MU, 5.000%, 01/15/35	7,188
2,480	Series 2927, Class GA, 5.500%, 10/15/34	2,763
5,500	Series 2931, Class QD, 4.500%, 02/15/20	5,999
1,924	Series 2976, Class HP, 4.500%, 01/15/33	1,957
10,162	Series 3036, Class ND, 5.000%, 05/15/34 (m)	10,650
780	Series 3045, Class HN, 4.500%, 09/15/33	798
1,578	Series 3085, Class VS, HB, IF, 27.915%, 12/15/35	2,438
4,252	Series 3181, Class OP, PO, 07/15/36	4,065
4,500	Series 3188, Class GE, 6.000%, 07/15/26	4,996
21,048	Series 3325, Class JL, 5.500%, 06/15/37	22,944
6,000	Series 3341, Class PE, 6.000%, 07/15/37	7,080
7,000	Series 3413, Class B, 5.500%, 04/15/37	7,781
6,000	Series 3544, Class PC, 5.000%, 05/15/37	6,198
4,000	Series 3699, Class QH, 5.500%, 07/15/40	4,885
13,058	Series 3737, Class DG, 5.000%, 10/15/30	14,375

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
8,421	Series 3777, Class WA, 4.000%, 12/15/40	8,980
7,000	Series 3798, Class AY, 3.500%, 01/15/26	7,534
5,000	Series 3809, Class BC, 3.500%, 02/15/26	5,390
6,351	Series 3926, Class MW, 4.500%, 09/15/26	7,246
38,963	Series 3981, Class PA, 3.000%, 04/15/31	40,442
16,559	Series 4002, Class MV, 4.000%, 01/15/30	18,124
12,000	Series 4047, Class PB, 3.500%, 01/15/41	12,905
5,000	Series 4050, Class VE, 4.000%, 01/15/29	5,656
4,651	Series 4066, Class VB, 3.500%, 01/15/29	5,011
	Federal Home Loan Mortgage Corp. STRIPS,
69	Series 155, Class IO, IO, 7.000%, 11/01/23	13
24,510	Series 264, Class 30, 3.000%, 07/15/42	25,793
29,422	Series 267, Class 30, 3.000%, 08/15/42	30,737
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
2,275	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	2,588
2,527	Series T-54, Class 2A, 6.500%, 02/25/43	3,011
1,071	Series T-56, Class APO, PO, 05/25/43	910
1,001	Federal National Mortgage Association Grantor Trust, Series 2004-T1, Class 1A2, 6.500%, 01/25/44	1,194
	Federal National Mortgage Association REMIC Trust,
320	Series 1999-W4, Class A9, 6.250%, 02/25/29	364
2,747	Series 2002-W7, Class A4, 6.000%, 06/25/29	3,195
1,160	Series 2003-W1, Class 1A1, VAR, 6.137%, 12/25/42	1,348
576	Series 2003-W1, Class 2A, VAR, 6.896%, 12/25/42	688
2,731	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	2,870
4,148	Series 2005-W1, Class 1A2, 6.500%, 10/25/44	4,882
3,539	Series 2009-W1, Class A, 6.000%, 12/25/49	4,125
	Federal National Mortgage Association REMIC,
83	Series 1988-16, Class B, 9.500%, 06/25/18 (m)	93
39	Series 1990-57, Class J, 7.000%, 05/25/20 (m)	40
233	Series 1993-110, Class H, 6.500%, 05/25/23	271
179	Series 1993-146, Class E, PO, 05/25/23	156
2,926	Series 1993-155, Class PJ, 7.000%, 09/25/23	3,410

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	141

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
32	Series 1993-205, Class H, PO, 09/25/23	28
48	Series 1993-217, Class H, PO, 08/25/23	42
37	Series 1993-228, Class G, PO, 09/25/23	34
1,003	Series 1994-37, Class L, 6.500%, 03/25/24	1,155
3,649	Series 1994-51, Class PV, 6.000%, 03/25/24	4,090
1,858	Series 1998-58, Class PC, 6.500%, 10/25/28	2,127
415	Series 2000-8, Class Z, 7.500%, 02/20/30	490
1,005	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	194
341	Series 2002-2, Class UC, 6.000%, 02/25/17	363
512	Series 2002-3, Class PG, 5.500%, 02/25/17	536
2,758	Series 2002-73, Class OE, 5.000%, 11/25/17	2,982
1,182	Series 2002-92, Class FB, VAR, 0.852%, 04/25/30	1,192
7,835	Series 2003-21, Class PZ, 4.500%, 03/25/33	8,718
378	Series 2003-67, Class SA, HB, IF, 44.189%, 10/25/31	820
4,197	Series 2003-74, Class VL, 5.500%, 11/25/22	4,282
13,233	Series 2003-81, Class MC, 5.000%, 12/25/32 (m)	13,784
5,000	Series 2003-92, Class VH, 5.000%, 02/25/19	5,287
6,287	Series 2003-128, Class DY, 4.500%, 01/25/24 (m)	6,838
13,954	Series 2004-7, Class JK, 4.000%, 02/25/19	14,715
2,558	Series 2004-46, Class QD, HB, IF, 23.193%, 03/25/34	3,653
2,760	Series 2004-54, Class FL, VAR, 0.602%, 07/25/34	2,770
5,260	Series 2004-60, Class PA, 5.500%, 04/25/34	5,638
11,419	Series 2004-97, Class B, 5.500%, 01/25/35	12,670
7,805	Series 2005-22, Class EH, 5.000%, 04/25/35	8,878
1,915	Series 2005-29, Class AK, 4.500%, 04/25/35	1,959
3,304	Series 2005-58, Class EP, 5.500%, 07/25/35	3,722
7,000	Series 2005-62, Class DX, 5.000%, 05/25/34	7,352
3,409	Series 2005-83, Class LA, 5.500%, 10/25/35	3,895

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5,498	Series 2005-116, Class PC, 6.000%, 01/25/36	6,039
10,933	Series 2006-3, Class SB, IF, IO, 6.498%, 07/25/35	1,411
20,727	Series 2006-51, Class FP, VAR, 0.552%, 03/25/36	20,792
228	Series 2006-69, Class SP, IF, 14.593%, 05/25/30	236
265	Series 2006-81, Class FA, VAR, 0.552%, 09/25/36	265
2,855	Series 2006-110, Class PO, PO, 11/25/36	2,735
7,773	Series 2007-76, Class PE, 6.000%, 08/25/37	8,865
1,834	Series 2009-89, Class A1, 5.410%, 05/25/35	1,987
625	Series 2010-4, Class SL, IF, 11.134%, 02/25/40	682
5,665	Series 2010-11, Class CB, 4.500%, 02/25/40	6,000
6,000	Series 2010-47, Class MB, 5.000%, 09/25/39	6,878
8,869	Series 2010-68, Class EP, 4.500%, 12/25/39	9,918
5,000	Series 2010-117, Class DY, 4.500%, 10/25/25	5,719
4,274	Series 2010-155, Class B, 3.500%, 01/25/26	4,593
11,500	Series 2011-145, Class PB, 3.500%, 01/25/32	12,109
23,862	Series 2012-47, Class QE, 4.000%, 05/25/38	25,474
5,566	Series 2012-50, Class HY, 4.000%, 05/25/42	6,225
17,027	Series 2012-60, Class EP, 3.000%, 04/25/42	17,845
25,439	Series 2012-63, Class VA, 4.000%, 08/25/23	28,238
24,462	Series 2012-93, Class ME, 2.500%, 01/25/42	25,056
21	Series G92-35, Class EB, 7.500%, 07/25/22	24
180	Series G92-44, Class ZQ, 8.000%, 07/25/22	200
	Federal National Mortgage Association STRIPS,
3,056	Series 278, Class 1, VAR, 1.035%, 08/01/25	3,070
1,252	Series 278, Class 3, VAR, 1.112%, 11/01/23	1,296
1,337	Series 343, Class 23, IO, 4.000%, 10/01/18	100

SEE NOTES TO FINANCIAL STATEMENTS.

142	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Government National Mortgage Association,
607	Series 1998-22, Class PD, 6.500%, 09/20/28	660
346	Series 1999-17, Class L, 6.000%, 05/20/29	376
3,343	Series 2001-10, Class PE, 6.500%, 03/16/31	3,888
5,838	Series 2001-64, Class PB, 6.500%, 12/20/31	7,042
5,128	Series 2003-59, Class XA, IO, VAR, 0.961%, 06/16/34	51
3,285	Series 2004-27, Class PD, 5.500%, 04/20/34	3,965
11,881	Series 2005-28, Class AJ, 5.500%, 04/20/35	13,137
2,572	Series 2008-15, Class NB, 4.500%, 02/20/38	2,772
9,117	Series 2008-40, Class SA, IF, IO, 6.198%, 05/16/38	1,622
28,693	Series 2009-42, Class TX, 4.500%, 06/20/39 (m)	32,483
5,834	Series 2009-52, Class MA, 5.000%, 11/20/36	6,084
4,752	Series 2009-69, Class WM, 5.500%, 08/20/39	5,572
11,049	Series 2011-29, Class Z, 5.000%, 05/20/40	12,894

	Total Collateralized Mortgage Obligations (Cost $728,600)	764,705

Foreign Government Security — 0.4%
7,527	Israel Government AID Bond, (Israel), 09/15/19 (Cost $6,431)	6,809

Mortgage Pass-Through Securities — 5.9%
	Federal Home Loan Mortgage Corp.,
15	ARM, 2.250%, 02/01/19	16
194	ARM, 2.262%, 01/01/27	207
6	ARM, 2.282%, 07/01/30	5
22	ARM, 2.328%, 04/01/30	24
2,202	ARM, 2.497%, 08/01/18 - 03/01/37	2,341
22	ARM, 2.530%, 03/01/18	22
34	ARM, 2.875%, 06/01/18	34
68	ARM, 2.898%, 01/01/21	68
2	ARM, 2.958%, 01/01/20	2
43	ARM, 3.083%, 11/01/18	46
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
322	5.000%, 12/01/13 - 12/01/16	344

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

88		6.000%, 04/01/14	89
191		6.500%, 06/01/14	198
—	(h)	7.000%, 12/01/14	—	(h)
748		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 4.500%, 05/01/24	816
		Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
6,739		4.000%, 04/01/42	7,167
2,219		4.500%, 10/01/40	2,412
1,097		5.500%, 11/01/33	1,225
212		6.000%, 02/01/32	237
914		6.500%, 01/01/24 - 07/01/29	1,032
1,340		7.000%, 08/01/25 - 09/01/29 (m)	1,581
71		7.500%, 09/01/24 - 08/01/25	79
74		8.000%, 11/01/24 - 09/01/25	83
171		8.500%, 05/01/24 - 07/01/28	208
4		9.000%, 10/01/17 - 11/01/21	5
—	(h)	Federal Home Loan Mortgage Corp., 30 Year, Single Family, 9.500%, 04/01/16	—	(h)
		Federal National Mortgage Association,
159		ARM, 2.250%, 08/01/30	167
165		ARM, 2.321%, 11/01/27 - 08/01/41	170
43		ARM, 2.329%, 06/01/29	44
30		ARM, 2.342%, 06/01/20	31
41		ARM, 2.375%, 06/01/17 - 09/01/17	41
46		ARM, 2.485%, 09/01/14	46
79		ARM, 2.510%, 07/01/17	81
4		ARM, 2.738%, 10/01/16	4
121		ARM, 2.750%, 06/01/15 - 01/01/29	127
4		ARM, 3.000%, 07/01/27	4
95		ARM, 3.117%, 08/01/19	95
31		ARM, 3.200%, 08/01/19	32
74		ARM, 3.746%, 09/01/27	74
14		ARM, 5.994%, 04/01/19	14
16		ARM, 6.000%, 12/01/18	16
		Federal National Mortgage Association, 15 Year, Single Family,
7,780		4.000%, 04/01/19 - 09/01/25	8,321
1,986		4.500%, 03/01/19	2,161
1,104		5.500%, 11/01/16 - 03/01/18	1,184
21		6.000%, 04/01/13 - 08/01/14	22
		Federal National Mortgage Association, 20 Year, Single Family,
800		5.000%, 11/01/23	879
1,000		6.000%, 03/01/22	1,096
25		7.500%, 06/01/14 - 07/01/14	26

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	143

JPMorgan Government Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 30 Year, Single Family,
4,331	3.500%, 05/01/42	4,632
11,414	4.000%, 02/01/42	12,178
1,287	4.500%, 03/01/38	1,385
3,291	5.000%, 11/01/33	3,710
21,535	5.500%, 02/01/29 - 05/01/36 (m)	24,124
3,287	6.000%, 07/01/36	3,766
682	6.500%, 06/01/26 - 04/01/32	770
4,162	7.000%, 02/01/24 - 03/01/35	4,817
211	7.500%, 03/01/30 - 04/01/30	232
126	10.000%, 10/01/16 - 11/01/21	141
	Federal National Mortgage Association, Other,
7,872	3.221%, 01/01/22	8,450
9,837	3.373%, 01/01/22	10,657
137	6.000%, 09/01/28	151
	Government National Mortgage Association II, 30 Year, Single Family,
296	8.000%, 11/20/26 - 11/20/27	368
	Government National Mortgage Association, 30 Year, Single Family,
29	6.000%, 10/15/23	33
822	6.500%, 06/15/23 - 02/15/24 (m)	937
359	7.000%, 12/15/22 - 06/15/28	421
386	7.500%, 02/15/22 - 02/15/28	446
204	8.000%, 07/15/22 - 08/15/26	245
442	9.000%, 06/15/16 - 11/15/24	509
18	9.500%, 08/15/16 - 12/15/20	19

	Total Mortgage Pass-Through Securities (Cost $103,845)	110,867

U.S. Government Agency Securities — 17.8%
	Federal Farm Credit Banks,
10,000	5.750%, 05/11/26	13,486
12,824	5.750%, 12/07/28	17,463
	Federal National Mortgage Association,
30,000	Zero Coupon, 10/09/19	26,418
10,000	6.250%, 05/15/29	14,156
	Federal National Mortgage Association STRIPS,
34,750	11/15/20	29,609
8,000	05/15/23	6,077
9,200	05/29/26	6,010
10,000	05/15/30	5,509
26,153	Financing Corp. STRIPS, 12/06/18	23,923
	Residual Funding Corp. STRIPS,
34,520	10/15/19	31,274

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

90,500	07/15/20	79,912
10,000	01/15/30	5,862
5,000	04/15/30	2,926
	Resolution Funding Corp. STRIPS,
50,000	07/15/20	44,097
15,000	04/15/28	9,381
	Tennessee Valley Authority STRIPS,
4,500	07/15/16	4,362
14,740	12/15/17	13,753

	Total U.S. Government Agency Securities (Cost $258,252)	334,218

U.S. Treasury Obligations — 28.9%
	U.S. Treasury Bonds,
20,000	5.250%, 11/15/28	27,062
20,000	5.250%, 02/15/29	27,100
2,500	7.125%, 02/15/23	3,721
13,140	7.250%, 05/15/16	16,002
3,935	7.250%, 08/15/22	5,849
3,635	8.000%, 11/15/21	5,546
3,190	8.875%, 08/15/17	4,347
1,020	9.000%, 11/15/18	1,481
	U.S. Treasury Notes,
35,000	0.250%, 05/15/15	34,986
25,000	0.625%, 05/31/17	25,020
25,000	1.000%, 11/30/19	24,690
45,000	1.750%, 05/15/22	44,958
25,000	2.000%, 04/30/16	26,264
20,000	2.000%, 11/15/21	20,567
25,000	2.000%, 02/15/22	25,619
25,000	2.625%, 08/15/20	27,266
80,000	2.625%, 11/15/20	87,106
25,000	3.750%, 11/15/18	28,947
25,000	4.250%, 11/15/17	29,117
1,020	4.750%, 08/15/17	1,204
	U.S. Treasury STRIPS,
5,845	02/15/15	5,815
1,655	05/15/15	1,644
600	08/15/15	595
1,900	08/15/15	1,885
1,190	05/15/16	1,174
72,000	05/15/20	65,870

	Total U.S. Treasury Obligations (Cost $494,644)	543,835

SEE NOTES TO FINANCIAL STATEMENTS.

144	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 6.2%
	Investment Company — 6.2%
117,509	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $117,509)	117,509

	Total Investments — 99.8% (Cost $1,709,281)	1,877,943
	Other Assets in Excess of Liabilities — 0.2%	3,761

	NET ASSETS — 100.0%	$1,881,704

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	145

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 0.1%
460	Countrywide Asset-Backed Certificates, Series 2004-13, Class MV8, VAR, 1.902%, 01/25/35 (i)	4
191	GSAA Home Equity Trust, Series 2006-3, Class A1, VAR, 0.282%, 03/25/36	109
90	Long Beach Mortgage Loan Trust, Series 2004-5, Class M6, VAR, 2.702%, 09/25/34 (i)	8
7,000	Unipac IX LLC, 13.000%, 04/11/13 (i)	6,974

	Total Asset-Backed Securities (Cost $7,610)	7,095

Commercial Mortgage-Backed Security — 0.5%
56,787	Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, VAR, 2.501%, 11/15/15 (e) (Cost $52,850)	56,823

Convertible Bonds — 0.2%
	Consumer Discretionary — 0.2%
	Diversified Consumer Services — 0.2%
	Stewart Enterprises, Inc.,
6,435	3.125%, 07/15/14	6,616
5,625	3.375%, 07/15/16	5,874

		12,490

	Hotels, Restaurants & Leisure — 0.0% (g)
3,081	Real Mex Restaurants, Inc., 1.120%, 03/21/18 (i)	3,081

	Total Consumer Discretionary	15,571

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
1,839	U.S. Concrete, Inc., 9.500%, 08/31/15 (e)	2,313

	Utilities — 0.0% (g)
	Independent Power Producers & Energy Traders — 0.0% (g)
4,665	Somerset Cayuga Holding Co., Inc., HB, PIK, 20.000%, 06/15/17 (e) (i)	4,665

	Total Convertible Bonds (Cost $20,184)	22,549

Corporate Bonds — 82.6%
	Consumer Discretionary — 14.7%
	Auto Components — 0.3%
36,054	Goodyear Tire & Rubber Co. (The), 7.000%, 05/15/22	37,586

	Automobiles — 0.5%
	Chrysler Group LLC/CG Co-Issuer, Inc.,
6,944	8.000%, 06/15/19	7,612
38,510	8.250%, 06/15/21	42,650
4,545	Ford Motor Co., 7.750%, 06/15/43	5,355
4,000	Jaguar Land Rover Automotive plc, (United Kingdom), 5.625%, 02/01/23 (e)	4,090

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Automobiles — Continued
	Motors Liquidation Co.,
50	0.000%, 06/01/49 (i)	—	(h)
973	5.250%, 03/06/32 (i)	1
953	6.250%, 07/15/33 (i)	—	(h)
10,255	6.750%, 05/01/28 (d) (i)	—	(h)
246	7.250%, 04/15/41 (i)	—	(h)
284	7.250%, 07/15/41 (i)	—	(h)
548	7.250%, 02/15/52 (i)	—	(h)
404	7.375%, 05/15/48 (i)	—	(h)
6,000	7.375%, 05/23/48 (d) (i)	—	(h)
47	7.375%, 10/01/51 (i)	—	(h)
9,300	7.400%, 09/01/25 (d) (i)	—	(h)
25,800	7.700%, 04/15/16 (d) (i)	—	(h)
3,415	7.750%, 03/15/36 (d) (i)	—	(h)
12,550	8.100%, 06/15/24 (d) (i)	—	(h)
20,000	8.250%, 07/15/23 (d) (i)	—	(h)
34,006	8.375%, 07/15/33 (d) (i)	—	(h)

		59,708

	Distributors — 1.1%
	AmeriGas Finance LLC/AmeriGas Finance Corp.,
9,104	6.750%, 05/20/20	9,810
9,005	7.000%, 05/20/22	9,725
	Ferrellgas LP/Ferrellgas Finance Corp.,
12,208	6.500%, 05/01/21	12,376
11,592	9.125%, 10/01/17	12,461
	HD Supply, Inc.,
21,575	7.500%, 07/15/20 (e)	21,602
10,851	8.125%, 04/15/19 (e)	12,221
8,548	10.500%, 01/15/21 (e)	8,826
6,431	INTCOMEX, Inc., 13.250%, 12/15/14	6,640
	Suburban Propane Partners LP/Suburban Energy Finance Corp.,
4,634	7.375%, 08/01/21	5,039
9,448	7.500%, 10/01/18	10,204
	VWR Funding, Inc.,
13,255	7.250%, 09/15/17 (e)	13,951
2,286	10.750%, 06/30/17 (e)	2,355

		125,210

	Diversified Consumer Services — 0.2%
	Service Corp. International,
430	4.500%, 11/15/20	428
6,630	7.000%, 05/15/19	7,194
1,850	7.625%, 10/01/18	2,183

SEE NOTES TO FINANCIAL STATEMENTS.

146	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Consumer Services — Continued
7,650	8.000%, 11/15/21	9,103
3,435	Stewart Enterprises, Inc., 6.500%, 04/15/19	3,667

		22,575

	Hotels, Restaurants & Leisure — 2.7%
5,270	Ameristar Casinos, Inc., 7.500%, 04/15/21	5,645
5,000	Burger King Corp., 9.875%, 10/15/18	5,700
10,000	Caesars Operating Escrow LLC/Caesars Escrow Corp., 9.000%, 02/15/20 (e)	9,875
1,972	CCM Merger, Inc., 9.125%, 05/01/19 (e)	1,997
7,193	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp., 5.250%, 03/15/21 (e)	7,202
23,765	Chukchansi Economic Development Authority, 9.750%, 05/30/20 (e) (i)	14,199
20,066	CityCenter Holdings LLC/CityCenter Finance Corp., PIK, 10.750%, 01/15/17	22,173
5,493	CKE Restaurants, Inc., 11.375%, 07/15/18	6,399
3,472	CKE, Inc., PIK, 10.500%, 03/14/16 (e)	3,676
5,000	DineEquity, Inc., 9.500%, 10/30/18	5,675
10,110	Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.500%, 07/01/19 (e)	11,197
9,830	Graton Economic Development Authority, 9.625%, 09/01/19 (e)	10,960
	Isle of Capri Casinos, Inc.,
15,600	5.875%, 03/15/21 (e)	15,600
3,920	7.750%, 03/15/19	4,253
2,485	8.875%, 06/15/20	2,721
8,750	Mandalay Resort Group, 7.625%, 07/15/13	8,925
	MGM Resorts International,
5,200	6.625%, 12/15/21	5,382
5,500	6.750%, 10/01/20 (e)	5,761
12,541	7.625%, 01/15/17	13,826
13,945	8.625%, 02/01/19	16,002
18,675	10.000%, 11/01/16	22,223
18,150	11.375%, 03/01/18	22,824
	Real Mex Restaurants, Inc.,
3,688	11.000%, 03/15/14 (i)	3,688
6,214	19.000%, 03/15/14 (i)	6,214
6,985	Sabre, Inc., 8.500%, 05/15/19 (e)	7,614
15,340	Seneca Gaming Corp., 8.250%, 12/01/18 (e)	16,241
11,630	Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/15 (e) (m)	11,543
12,525	Six Flags Entertainment Corp., 5.250%, 01/15/21 (e)	12,275

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
16,000	Studio City Finance Ltd., (United Kingdom), 8.500%, 12/01/20 (e)	17,600
4,030	Viking Cruises Ltd., (Bermuda), 8.500%, 10/15/22 (e)	4,428

		301,818

	Household Durables — 1.6%
2,549	BC Mountain LLC/BC Mountain Finance, Inc., 7.000%, 02/01/21 (e)	2,626
9,037	Brookfield Residential Properties, Inc., (Canada), 6.500%, 12/15/20 (e)	9,579
8,930	D.R. Horton, Inc., 4.375%, 09/15/22	8,819
	K. Hovnanian Enterprises, Inc.,
9,900	7.250%, 10/15/20 (e)	10,890
3,112	9.125%, 11/15/20 (e)	3,435
12,100	11.875%, 10/15/15	13,461
	KB Home,
5,154	7.500%, 09/15/22	5,753
1,000	8.000%, 03/15/20	1,156
3,110	9.100%, 09/15/17	3,635
	Lennar Corp.,
8,610	4.750%, 11/15/22 (e)	8,320
10,478	6.950%, 06/01/18	11,722
3,430	12.250%, 06/01/17	4,566
19,582	M/I Homes, Inc., 8.625%, 11/15/18	21,589
13,293	Mattamy Group Corp., (Canada), 6.500%, 11/15/20 (e)	13,243
4,045	MDC Holdings, Inc., 6.000%, 01/15/43	3,948
	Meritage Homes Corp.,
11,505	7.000%, 04/01/22	12,742
746	7.731%, 04/30/17 (e)	770
8,600	RSI Home Products, Inc., 6.875%, 03/01/18 (e)	8,686
	Standard Pacific Corp.,
9,490	8.375%, 05/15/18	11,174
5,775	8.375%, 01/15/21	6,858
3,044	10.750%, 09/15/16	3,790
3,535	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.750%, 04/15/20 (e)	3,800
	Toll Brothers Finance Corp.,
11,848	5.875%, 02/15/22	13,219
855	6.750%, 11/01/19	1,005

		184,786

	Internet & Catalog Retail — 0.4%
10,809	Netflix, Inc., 5.375%, 02/01/21 (e)	10,782

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	147

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Internet & Catalog Retail — Continued
	Sitel LLC/Sitel Finance Corp.,
12,285	11.000%, 08/01/17 (e)	12,961
22,490	11.500%, 04/01/18	14,393
4,027	Visant Corp., 10.000%, 10/01/17	3,635

		41,771

	Leisure Equipment & Products — 0.1%
11,167	Icon Health & Fitness, Inc., 11.875%, 10/15/16 (e)	9,324

	Media — 6.2%
	Adelphia Communications Corp.,
1,075	7.750%, 01/15/09 (d)	7
1,450	8.125%, 07/15/03 (d)	9
3,175	9.375%, 11/15/09 (d)	20
3,500	10.875%, 10/01/10(d)	22
	Cablevision Systems Corp.,
12,892	5.875%, 09/15/22	12,505
4,727	7.750%, 04/15/18	5,200
18,957	8.000%, 04/15/20	21,042
480	8.625%, 09/15/17	557
	CCO Holdings LLC/CCO Holdings Capital Corp.,
4,389	5.125%, 02/15/23	4,279
15,000	5.250%, 03/15/21 (e)	15,000
5,295	5.250%, 09/30/22	5,209
28,954	6.500%, 04/30/21	30,836
15,115	7.375%, 06/01/20	16,721
10,970	8.125%, 04/30/20	12,218
	Cequel Communications Holdings I LLC/Cequel Capital Corp.,
2,206	6.375%, 09/15/20 (e)	2,280
29,364	8.625%, 11/15/17 (e)	31,420
	Cinemark USA, Inc.,
5,912	5.125%, 12/15/22 (e)	5,942
1,755	7.375%, 06/15/21	1,948
	Clear Channel Communications, Inc.,
1,132	9.000%, 12/15/19 (e)	1,053
6,380	9.000%, 03/01/21	5,774
8,440	11.250%, 03/01/21 (e)	8,419
	Clear Channel Worldwide Holdings, Inc.,
9,855	6.500%, 11/15/22 (e)	10,299
22,645	6.500%, 11/15/22 (e)	23,834
2,650	7.625%, 03/15/20	2,716
39,835	7.625%, 03/15/20	41,229
5,855	Credit Suisse First Boston Mortgage Securities Corp, 6.750%, 11/15/21	6,389

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	DISH DBS Corp.,
30,001	5.000%, 03/15/23 (e)	29,776
8,621	5.875%, 07/15/22	9,095
10,800	6.750%, 06/01/21	12,015
10,890	7.875%, 09/01/19	12,891
12,175	Gray Television, Inc., 7.500%, 10/01/20	12,723
8,360	Harron Communications LP/Harron Finance Corp., 9.125%, 04/01/20 (e)	9,196
	Intelsat Jackson Holdings S.A., (Luxembourg),
6,150	6.625%, 12/15/22 (e)	6,196
10,937	7.250%, 04/01/19	11,730
29,335	7.250%, 10/15/20	31,462
6,985	7.500%, 04/01/21	7,561
	Intelsat Luxembourg S.A., (Luxembourg),
6,700	11.250%, 02/04/17	7,119
96,214	PIK, 11.500%, 02/04/17	102,347
18,425	Media General, Inc., 11.750%, 02/15/17	20,912
1,395	Mediacom Broadband LLC/Mediacom Broadband Corp., 6.375%, 04/01/23 (e)	1,416
	Mediacom LLC/Mediacom Capital Corp.,
1,460	7.250%, 02/15/22	1,581
12,030	9.125%, 08/15/19	13,353
8,060	Mood Media Corp., (Canada), 9.250%, 10/15/20 (e)	8,745
13,290	Quebecor Media, Inc., (Canada), 5.750%, 01/15/23 (e)	13,589
6,941	Radio One, Inc., 12.500%, 05/24/16	6,976
510	Regal Cinemas Corp., 8.625%, 07/15/19	566
	Regal Entertainment Group,
4,307	5.750%, 02/01/25	4,221
1,025	9.125%, 08/15/18	1,151
17,675	Sinclair Television Group, Inc., 6.125%, 10/01/22 (e)	18,868
4,865	Sirius XM Radio, Inc., 5.250%, 08/15/22 (e)	4,962
5,680	Telesat Canada/Telesat LLC, (Canada), 6.000%, 05/15/17 (e)	5,921
14,301	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, (Germany), 5.500%, 01/15/23 (e)	14,444
	Univision Communications, Inc.,
31,053	6.750%, 09/15/22 (e)	33,537
1,335	6.875%, 05/15/19 (e)	1,435
4,828	7.875%, 11/01/20 (e)	5,341
12,840	8.500%, 05/15/21 (e)	14,012
5,844	Virgin Media Finance LLC, (United Kingdom), 8.375%, 10/15/19 (d) (i)	—

SEE NOTES TO FINANCIAL STATEMENTS.

148	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Media — Continued
5,844	Virgin Media Finance plc, (United Kingdom), 8.375%, 10/15/19	6,516
2,485	WMG Acquisition Corp., 6.000%, 01/15/21 (e)	2,572

		697,157

	Multiline Retail — 0.1%
12,000	Sears Holdings Corp., 6.625%, 10/15/18	11,535

	Specialty Retail — 1.4%
2,510	Asbury Automotive Group, Inc., 8.375%, 11/15/20	2,799
6,055	Burlington Holdings LLC/Burlington Holding Finance, Inc., 9.000%, 02/15/18 (e)	6,025
	Claire’s Stores, Inc.,
34,091	8.875%, 03/15/19	34,134
44,710	9.000%, 03/15/19 (e)	49,628
12,000	Gymboree Corp., 9.125%, 12/01/18	11,205
11,500	Jo-Ann Stores Holdings, Inc., PIK, 10.500%, 10/15/19 (e)	11,787
1,954	Neebo, Inc., 15.000%, 06/30/16 (e)	1,946
11,472	Party City Holdings, Inc., 8.875%, 08/01/20 (e)	12,476
5,260	Radio Systems Corp., 8.375%, 11/01/19 (e)	5,589
22,020	Toys R Us - Delaware, Inc., 7.375%, 09/01/16 (e)	22,350

		157,939

	Textiles, Apparel & Luxury Goods — 0.1%
15,000	Quiksilver, Inc., 6.875%, 04/15/15 (m)	15,000

	Total Consumer Discretionary	1,664,409

	Consumer Staples — 4.3%
	Beverages — 0.1%
7,300	Constellation Brands, Inc., 6.000%, 05/01/22	7,975

	Food & Staples Retailing — 2.0%
	American Stores Co.,
3,600	7.100%, 03/20/28	4,360
4,000	8.000%, 06/01/26	5,140
11,000	Ingles Markets, Inc., 8.875%, 05/15/17 (m)	11,578
	New Albertsons, Inc.,
15,490	7.450%, 08/01/29	11,153
14,050	8.000%, 05/01/31	10,256
1,214	8.700%, 05/01/30	920
	Rite Aid Corp.,
12,620	7.500%, 03/01/17	12,999
8,750	9.250%, 03/15/20	9,800

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — Continued
75,465	9.500%, 06/15/17	79,332
20,025	10.250%, 10/15/19	23,179
	SUPERVALU, Inc.,
15,525	7.500%, 11/15/14	15,584
34,675	8.000%, 05/01/16	34,718
13,065	Tops Holding Corp./Tops Markets LLC, 8.875%, 12/15/17 (e)	14,143

		233,162

	Food Products — 0.7%
6,729	ARAMARK Corp., 5.750%, 03/15/20 (e)	6,864
4,232	Bumble Bee Acquisition Corp., 9.000%, 12/15/17 (e)	4,623
	Dean Foods Co.,
6,495	7.000%, 06/01/16	7,185
4,240	9.750%, 12/15/18	4,791
3,865	ESAL GmbH, (Austria), 6.250%, 02/05/23 (e)	3,826
3,015	Eurofresh, Inc., PIK, 15.000%, 11/18/16 # (i)	—
	JBS USA LLC/JBS USA Finance, Inc.,
3,980	7.250%, 06/01/21 (e)	4,119
5,444	8.250%, 02/01/20 (e)	5,866
4,029	Michael Foods Group, Inc., 9.750%, 07/15/18	4,482
9,385	Pilgrim’s Pride Corp., 7.875%, 12/15/18	10,019
7,266	Simmons Foods, Inc., 10.500%, 11/01/17 (e)	7,121
	Smithfield Foods, Inc.,
3,500	6.625%, 08/15/22	3,806
7,897	7.750%, 07/01/17	9,082
3,700	Wells Enterprises, Inc., 6.750%, 02/01/20 (e)	3,899

		75,683

	Household Products — 1.4%
6,923	American Achievement Corp., 10.875%, 04/15/16 (e)	6,421
5,039	Armored Autogroup, Inc., 9.250%, 11/01/18	4,516
	Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC,
30,000	5.750%, 10/15/20	30,975
11,100	6.875%, 02/15/21	11,849
7,633	7.125%, 04/15/19	8,196
29,331	7.875%, 08/15/19	32,411
10,525	8.500%, 05/15/18	11,078
11,125	9.000%, 04/15/19	11,793
23,814	9.875%, 08/15/19	26,076

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	149

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Household Products — Continued
4,492	Spectrum Brands Escrow Corp., 6.625%, 11/15/22 (e)	4,840
7,199	Spectrum Brands, Inc., 6.750%, 03/15/20 (e)	7,757

		155,912

	Personal Products — 0.1%
10,913	Revlon Consumer Products Corp., 5.750%, 02/15/21 (e)	10,872

	Tobacco — 0.0% (g)
7,245	Alliance One International, Inc., 10.000%, 07/15/16	7,652

	Total Consumer Staples	491,256

	Energy — 13.0%
	Energy Equipment & Services — 2.3%
	Basic Energy Services, Inc.,
2,375	7.750%, 02/15/19	2,423
8,064	7.750%, 10/15/22	8,205
24,400	Bluewater Holding B.V., (Netherlands), VAR, 3.303%, 07/17/14 (e)	23,119
3,187	Helix Energy Solutions Group, Inc., 9.500%, 01/15/16 (e) (m)	3,275
5,527	Hiland Partners LP/Hiland Partners Finance Corp., 7.250%, 10/01/20 (e)	5,969
	Key Energy Services, Inc.,
9,942	6.750%, 03/01/21 (e)	10,091
25,797	6.750%, 03/01/21	26,313
5,100	Ocean Rig UDW, Inc., 9.500%, 04/27/16 (e)	5,355
	Oil States International, Inc.,
7,000	5.125%, 01/15/23 (e)	7,000
23,600	6.500%, 06/01/19	25,252
18,958	Petroleum Geo-Services ASA, (Norway), 7.375%, 12/15/18 (e)	20,854
13,315	Pioneer Energy Services Corp., 9.875%, 03/15/18	14,547
	Precision Drilling Corp., (Canada),
5,550	6.500%, 12/15/21	5,883
11,195	6.625%, 11/15/20	11,895
	Seadrill Ltd., (Bermuda),
5,571	5.625%, 09/15/17 (e)	5,640
13,700	6.500%, 10/05/15	14,351
9,082	Shelf Drilling Holdings Ltd., (Cayman Islands), 8.625%, 11/01/18 (e)	9,695
6,667	Sidewinder Drilling, Inc., 9.750%, 11/15/19 (e)	6,667
15,744	Trinidad Drilling Ltd., (Canada), 7.875%, 01/15/19 (e)	16,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
39,631	Unit Corp., 6.625%, 05/15/21	41,216

		264,635

	Oil, Gas & Consumable Fuels — 10.7%
	Access Midstream Partners LP/ACMP Finance Corp.,
15,453	4.875%, 05/15/23	15,298
14,383	6.125%, 07/15/22	15,426
	Alpha Natural Resources, Inc.,
10,630	6.000%, 06/01/19	9,620
11,209	6.250%, 06/01/21	9,920
4,300	9.750%, 04/15/18	4,590
11,815	Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 9.625%, 10/15/18	12,347
	Antero Resources Finance Corp.,
16,750	6.000%, 12/01/20 (e)	17,378
5,755	9.375%, 12/01/17	6,273
	Arch Coal, Inc.,
2,100	8.750%, 08/01/16	2,142
3,605	9.875%, 06/15/19 (e)	3,560
	Bill Barrett Corp.,
15,144	7.000%, 10/15/22	15,636
12,083	7.625%, 10/01/19	12,748
7,877	9.875%, 07/15/16 (m)	8,468
	Calumet Specialty Products Partners LP/Calumet Finance Corp.,
4,521	9.375%, 05/01/19	4,996
7,976	9.625%, 08/01/20 (e)	8,993
	Chesapeake Energy Corp.,
16,166	6.125%, 02/15/21	17,136
2,100	6.625%, 08/15/20	2,299
5,480	6.775%, 03/15/19	5,672
7,560	6.875%, 08/15/18	8,014
8,120	6.875%, 11/15/20	8,932
6,880	7.250%, 12/15/18	7,774
13,750	Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc., 6.625%, 11/15/19 (e)	14,197
21,255	Cimarex Energy Co., 5.875%, 05/01/22	22,690
15,087	Citgo Petroleum Corp., 11.500%, 07/01/17 (e)	17,199
	Cloud Peak Energy Resources LLC/Cloud Peak Energy Finance Corp.,
5,980	8.250%, 12/15/17	6,384
518	8.500%, 12/15/19	559

SEE NOTES TO FINANCIAL STATEMENTS.

150	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Comstock Resources, Inc.,
6,550	7.750%, 04/01/19	6,714
10,603	8.375%, 10/15/17	11,213
13,025	9.500%, 06/15/20	14,197
	Concho Resources, Inc.,
18,601	5.500%, 10/01/22	19,368
8,789	5.500%, 04/01/23	9,141
7,855	6.500%, 01/15/22	8,562
9,054	7.000%, 01/15/21	10,005
	CONSOL Energy, Inc.,
3,410	6.375%, 03/01/21	3,512
10,874	8.000%, 04/01/17	11,826
15,750	8.250%, 04/01/20	17,364
	Continental Resources, Inc.,
22,088	5.000%, 09/15/22	23,744
3,575	7.125%, 04/01/21	4,058
16,543	CVR Refining LLC/Coffeyville Finance, Inc., 6.500%, 11/01/22 (e)	16,667
4,950	El Paso LLC, 6.500%, 09/15/20	5,513
	Energy XXI Gulf Coast, Inc.,
3,000	7.750%, 06/15/19	3,218
3,064	9.250%, 12/15/17	3,462
33,525	EP Energy LLC/EP Energy Finance, Inc., 9.375%, 05/01/20	38,219
	EP Energy LLC/Everest Acquisition Finance, Inc.,
7,655	6.875%, 05/01/19	8,344
6,302	7.750%, 09/01/22	6,822
12,303	EPE Holdings LLC/EP Energy Bond Co., Inc., PIK, 8.875%, 12/15/17 (e)	12,518
	Forest Oil Corp.,
12,788	7.250%, 06/15/19 (m)	12,884
1,437	7.500%, 09/15/20 (e)	1,541
	Genesis Energy LP/Genesis Energy Finance Corp.,
12,175	5.750%, 02/15/21 (e)	12,601
14,220	7.875%, 12/15/18	15,607
	Hilcorp Energy I LP/Hilcorp Finance Co.,
24,065	7.625%, 04/15/21 (e)	26,532
10,990	8.000%, 02/15/20 (e)	12,061
4,761	Inergy Midstream LP/Finance Corp., 6.000%, 12/15/20 (e)	4,928
7,050	Kodiak Oil & Gas Corp., (Canada), 5.500%, 01/15/21 (e)	7,297
6,145	Laredo Petroleum, Inc., 7.375%, 05/01/22	6,667

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
	MarkWest Energy Partners LP/MarkWest Energy Finance Corp.,
8,414	4.500%, 07/15/23	8,224
9,088	6.250%, 06/15/22	9,849
324	6.500%, 08/15/21	350
17,060	6.750%, 11/01/20	18,681
11,300	MEG Energy Corp., (Canada), 6.500%, 03/15/21 (e)	11,922
8,331	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC, 10.750%, 10/01/20 (e)	9,143
	Newfield Exploration Co.,
8,340	5.625%, 07/01/24	8,715
10,000	5.750%, 01/30/22	10,750
14,645	6.875%, 02/01/20	15,707
9,070	7.125%, 05/15/18	9,444
21,041	NFR Energy LLC/NFR Energy Finance Corp., 9.750%, 02/15/17	21,146
6,209	NGPL PipeCo LLC, 9.625%, 06/01/19 (e)	7,202
6,703	PBF Holding Co. LLC/PBF Finance Corp., 8.250%, 02/15/20 (e)	7,290
	Peabody Energy Corp.,
15,070	6.000%, 11/15/18	16,012
20,250	6.250%, 11/15/21	21,060
	Plains Exploration & Production Co.,
15,937	6.500%, 11/15/20	17,810
20,000	6.750%, 02/01/22	22,700
15,937	6.875%, 02/15/23	18,367
	QEP Resources, Inc.,
6,983	5.250%, 05/01/23	7,227
16,950	5.375%, 10/01/22	17,755
20,569	6.875%, 03/01/21	23,603
	Range Resources Corp.,
1,080	6.750%, 08/01/20	1,180
2,000	8.000%, 05/15/19	2,200
	Regency Energy Partners LP/Regency Energy Finance Corp.,
8,000	5.500%, 04/15/23	8,440
12,345	6.500%, 07/15/21	13,487
38,865	Samson Investment Co., 9.750%, 02/15/20 (e)	41,343
	SM Energy Co.,
13,315	6.500%, 11/15/21	14,480
19,280	6.500%, 01/01/23	20,870
22,659	6.625%, 02/15/19	24,302
13,108	Stone Energy Corp., 7.500%, 11/15/22	14,189

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	151

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Swift Energy Co.,
9,497	7.125%, 06/01/17	9,734
11,886	7.875%, 03/01/22	12,391
7,239	7.875%, 03/01/22 (e)	7,547
186	8.875%, 01/15/20	200
11,190	Talos Production LLC/Talos Production Finance, Inc., 9.750%, 02/15/18 (e)	11,134
	Targa Resources Partners LP/Targa Resources Partners Finance Corp.,
14,133	5.250%, 05/01/23 (e)	14,557
4,800	6.375%, 08/01/22	5,232
11,585	6.875%, 02/01/21	12,628
9,090	7.875%, 10/15/18	9,953
9,565	Vanguard Natural Resources LLC/VNR Finance Corp., 7.875%, 04/01/20	10,043
29,400	W&T Offshore, Inc., 8.500%, 06/15/19	31,458
	WPX Energy, Inc.,
18,045	5.250%, 01/15/17	18,767
48,315	6.000%, 01/15/22	50,731

		1,210,659

	Total Energy	1,475,294

	Financials — 9.5%
	Capital Markets — 0.3%
	E*TRADE Financial Corp.,
4,275	6.000%, 11/15/17	4,435
9,350	6.375%, 11/15/19	9,748
	Neuberger Berman Group LLC/Neuberger Berman Finance Corp.,
4,889	5.625%, 03/15/20 (e)	5,109
4,889	5.875%, 03/15/22 (e)	5,133
5,560	Oppenheimer Holdings, Inc., 8.750%, 04/15/18	5,991

		30,416

	Commercial Banks — 2.0%
	Barclays Bank plc, (United Kingdom),
3,950	6.050%, 12/04/17 (e)	4,419
8,390	7.625%, 11/21/22	8,369
6,900	10.179%, 06/12/21 (e)	9,350
	CIT Group, Inc.,
8,616	4.250%, 08/15/17	8,918
20	5.000%, 05/15/17	21
9,696	5.000%, 08/15/22	10,375
32,255	5.250%, 03/15/18	34,674
3,256	5.375%, 05/15/20	3,549
33,925	6.625%, 04/01/18 (e)	38,505

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
11,870	Regions Bank, 7.500%, 05/15/18	14,481
	Royal Bank of Scotland Group plc, (United Kingdom),
95	5.050%, 01/08/15	98
11,884	6.125%, 12/15/22	12,468
8,280	VAR, 7.648%, 09/30/31 (x)	8,735
40	Royal Bank of Scotland N.V., (Netherlands), VAR, 1.010%, 03/09/15	39
13,566	Royal Bank of Scotland plc (The), (United Kingdom), VAR, 9.500%, 03/16/22	16,008
55,853	Wachovia Capital Trust III, VAR, 5.570%, 04/01/13 (m) (x)	55,923
6,565	Wells Fargo & Co., Series K, VAR, 7.980%, 03/15/18 (x)	7,566

		233,498

	Consumer Finance — 1.9%
	Ally Financial, Inc.,
22,880	6.250%, 12/01/17	25,551
37,488	7.500%, 09/15/20	45,361
5,765	8.000%, 03/15/20	7,077
72,504	8.000%, 11/01/31	91,083
3,879	Community Choice Financial, Inc., 10.750%, 05/01/19	3,646
56,054	ILFC E-Capital Trust I, VAR, 4.540%, 12/21/65 (e)	48,206

		220,924

	Diversified Financial Services — 2.4%
11,575	ACE Cash Express, Inc., 11.000%, 02/01/19 (e)	11,459
1,978	Alphabet Holding Co., Inc., PIK, 8.500%, 11/01/17 (e)	2,055
5,129	Ausdrill Finance Pty Ltd., (Australia), 6.875%, 11/01/19 (e)	5,103
	Bank of America Corp.,
50	5.625%, 07/01/20	59
80	5.875%, 01/05/21	95
35,966	VAR, 8.000%, 01/30/18 (x)	40,626
32,885	VAR, 8.125%, 05/15/18 (x)	37,037
3,190	Boart Longyear Management Pty Ltd., (Australia), 7.000%, 04/01/21 (e)	3,310
8,135	Cantor Commercial Real Estate Co. LP/CCRE Finance Corp., 7.750%, 02/15/18 (e)	8,176
	Capmark Financial Group, Inc.,
144,695	Escrow, 0.000%, 05/10/10 (d)	1,917
11,531	Citigroup, Inc., VAR, 5.950%, 01/30/23 (x)	11,747
24,866	CNG Holdings, Inc., 9.375%, 05/15/20 (e)	24,524

SEE NOTES TO FINANCIAL STATEMENTS.

152	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
	E.D. Smith Income Fund,
3,900	7.500%, 06/01/15 (d) (i)	10
151	8.375%, 05/01/16 (d) (i)	—	(h)
	Harland Clarke Holdings Corp.,
8,297	9.500%, 05/15/15	8,048
3,040	9.750%, 08/01/18 (e)	3,185
19,300	VAR, 6.000%, 05/15/15	18,335
10,335	Highland Ranch, 6.700%, 09/01/20 (i)	7,958
4,524	Igloo Holdings Corp., PIK, 9.000%, 12/15/17 (e)	4,615
25,981	ILFC E-Capital Trust II, VAR, 6.250%, 12/21/65 (e)	24,162
3,255	Interactive Data Corp., 10.250%, 08/01/18	3,690
	Nationstar Mortgage LLC/Nationstar Capital Corp.,
1,764	6.500%, 07/01/21 (e)	1,808
6,659	7.875%, 10/01/20 (e)	7,275
4,035	9.625%, 05/01/19 (e)	4,580
2,340	9.625%, 05/01/19 (e)	2,667
5,025	Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 9.500%, 06/15/19 (e)	5,471
12,000	ROC Finance LLC/ROC Finance 1 Corp., 12.125%, 09/01/18 (e)	13,920
3,355	Speedy Cash Intermediate Holdings Corp., 10.750%, 05/15/18 (e)	3,590
5,851	SquareTwo Financial Corp., 11.625%, 04/01/17	5,953
	TransUnion Holding Co., Inc.,
1,505	9.625%, 06/15/18	1,605
7,880	PIK, 8.875%, 06/15/18 (e)	8,254

		271,234

	Insurance — 2.2%
49,155	American International Group, Inc., VAR, 8.175%, 05/15/58	64,946
4,770	A-S Co-Issuer Subsidiary, Inc./A-S Merger Sub LLC, 7.875%, 12/15/20 (e)	4,794
28,200	Catlin Insurance Co., Ltd., (Bermuda), VAR, 7.249%, 01/19/17 (e) (x)	28,623
9,705	Hartford Financial Services Group, Inc., VAR, 8.125%, 06/15/38	11,488
13,089	Hub International Ltd., 8.125%, 10/15/18 (e)	13,645
	Liberty Mutual Group, Inc.,
15,724	7.800%, 03/15/37 (e)	18,122
56,948	VAR, 10.750%, 06/15/58 (e)	86,988

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
12,233	Onex USI Acquisition Corp., 7.750%, 01/15/21 (e)	12,095
7,686	Prudential Financial, Inc., VAR, 5.625%, 06/15/43	7,994

		248,695

	Real Estate Investment Trusts (REITs) — 0.5%
9,160	CNL Lifestyle Properties, Inc., 7.250%, 04/15/19	9,114
5,148	DuPont Fabros Technology LP, 8.500%, 12/15/17	5,592
5,665	Felcor Lodging LP, 6.750%, 06/01/19	6,087
7,237	iStar Financial, Inc., 9.000%, 06/01/17	8,042
3,200	Potlatch Corp., 7.500%, 11/01/19	3,632
	Weyerhaeuser Co.,
950	7.375%, 03/15/32	1,183
15,000	8.500%, 01/15/25	19,736

		53,386

	Real Estate Management & Development — 0.2%
10,025	CBRE Services, Inc., 6.625%, 10/15/20	10,827
9,190	Kennedy-Wilson, Inc., 8.750%, 04/01/19	9,822

		20,649

	Total Financials	1,078,802

	Health Care — 7.1%
	Health Care Equipment & Supplies — 0.5%
	Biomet, Inc.,
23,070	6.500%, 08/01/20 (e)	24,397
10,865	6.500%, 10/01/20 (e)	11,191
12,350	Hologic, Inc., 6.250%, 08/01/20 (e)	13,029
2,500	Teleflex, Inc., 6.875%, 06/01/19	2,719

		51,336

	Health Care Providers & Services — 5.7%
7,500	Amsurg Corp., 5.625%, 11/30/20 (e)	7,875
5,535	Capella Healthcare, Inc., 9.250%, 07/01/17	5,964
	CHS/Community Health Systems, Inc.,
10,595	5.125%, 08/15/18	11,138
10,612	7.125%, 07/15/20	11,434
18,320	8.000%, 11/15/19	20,221
	DaVita HealthCare Partners, Inc.,
14,110	6.375%, 11/01/18	15,045
8,800	6.625%, 11/01/20	9,592
10,985	Emergency Medical Services Corp., 8.125%, 06/01/19	11,987

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	153

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Health Care Providers & Services — Continued
	Fresenius Medical Care U.S. Finance II, Inc.,
8,281	5.625%, 07/31/19 (e)	8,964
18,829	5.875%, 01/31/22 (e)	20,665
	Fresenius Medical Care U.S. Finance, Inc.,
11,985	5.750%, 02/15/21 (e)	13,063
3,075	6.500%, 09/15/18 (e)	3,475
8,669	6.875%, 07/15/17	9,926
11,585	HCA Holdings, Inc., 6.250%, 02/15/21	12,222
	HCA, Inc.,
10,695	4.750%, 05/01/23	10,668
3,776	5.750%, 03/15/14	3,927
32,425	5.875%, 03/15/22	34,938
11,800	5.875%, 05/01/23	12,228
8,053	6.375%, 01/15/15	8,637
44,293	6.500%, 02/15/20	49,608
1,315	6.750%, 07/15/13	1,338
8,825	7.250%, 09/15/20	9,796
42,048	7.500%, 02/15/22	48,355
1,580	7.875%, 02/15/20	1,752
22,600	8.000%, 10/01/18	26,442
8,556	8.500%, 04/15/19	9,476
3,765	9.875%, 02/15/17	3,953
	Health Management Associates, Inc.,
10,117	6.125%, 04/15/16	11,129
16,800	7.375%, 01/15/20	18,354
5,568	IASIS Healthcare LLC/IASIS Capital Corp., 8.375%, 05/15/19	5,735
	inVentiv Health, Inc.,
8,500	9.000%, 01/15/18 (e)	8,861
5,777	10.000%, 08/15/18 (e)	5,012
25,546	10.750%, 08/15/18 (e)	22,161
5,200	LifePoint Hospitals, Inc., 6.625%, 10/01/20	5,662
20,073	MultiPlan, Inc., 9.875%, 09/01/18 (e)	22,281
7,896	National Mentor Holdings, Inc., 12.500%, 02/15/18 (e)	8,409
11,293	Omnicare, Inc., 7.750%, 06/01/20	12,535
5,621	OnCure Holdings, Inc., 11.750%, 05/15/17	2,417
	Tenet Healthcare Corp.,
6,013	4.500%, 04/01/21 (e)	5,930
7,725	4.750%, 06/01/20 (e)	7,793
14,000	6.250%, 11/01/18	15,505
19,780	8.000%, 08/01/20	21,610
13,394	8.875%, 07/01/19	15,135
14,120	United Surgical Partners International, Inc., 9.000%, 04/01/20	15,885

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
	Vanguard Health Holding Co. II LLC/Vanguard Holding Co. II, Inc.,
16,188	7.750%, 02/01/19	17,341
5,707	7.750%, 02/01/19 (e)	6,114
30,878	8.000%, 02/01/18	32,885

		643,443

	Pharmaceuticals — 0.9%
12,926	Celtic Pharma Phinco B.V., PIK, 17.000%, 06/15/12 # (i)	388
16,153	Elan Finance plc/Elan Finance Corp., (Ireland), 6.250%, 10/15/19 (e)	18,515
	Endo Health Solutions, Inc.,
5,300	7.000%, 07/15/19	5,750
4,000	7.000%, 12/15/20	4,325
6,000	7.250%, 01/15/22	6,525
	Valeant Pharmaceuticals International,
3,123	6.375%, 10/15/20 (e)	3,361
10,225	6.500%, 07/15/16 (e)	10,743
5,450	6.750%, 10/01/17 (e)	5,913
5,870	6.750%, 08/15/21 (e)	6,347
9,400	6.875%, 12/01/18 (e)	10,211
13,520	7.000%, 10/01/20 (e)	14,754
1,390	7.250%, 07/15/22 (e)	1,534
14,715	VPI Escrow Corp., 6.375%, 10/15/20 (e)	15,837

		104,203

	Total Health Care	798,982

	Industrials — 9.2%
	Aerospace & Defense — 0.9%
5,380	Alliant Techsystems, Inc., 6.875%, 09/15/20	5,864
	BE Aerospace, Inc.,
16,637	5.250%, 04/01/22	17,261
6,575	6.875%, 10/01/20	7,282
17,500	Bombardier, Inc., (Canada), 6.125%, 01/15/23 (e)	17,937
5,400	DigitalGlobe, Inc., 5.250%, 02/01/21 (e)	5,360
	Esterline Technologies Corp.,
3,910	6.625%, 03/01/17	3,998
1,865	7.000%, 08/01/20	2,051
6,184	GenCorp, Inc., 7.125%, 03/15/21 (e)	6,431
1,777	Moog, Inc., 7.250%, 06/15/18	1,866
10,140	TransDigm, Inc., 5.500%, 10/15/20 (e)	10,546
	Triumph Group, Inc.,
8,066	8.000%, 11/15/17	8,630
8,380	8.625%, 07/15/18	9,323

		96,549

SEE NOTES TO FINANCIAL STATEMENTS.

154	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Airlines — 1.4%
32,785	Continental Airlines 2003-ERJ1 Pass-Through Trust, 7.875%, 07/02/18	34,260
1,722	Continental Airlines 2004-ERJ1 Pass-Through Trust, 9.558%, 09/01/19	1,825
16,708	Continental Airlines 2005-ERJ1 Pass-Through Trust, 9.798%, 04/01/21 (m)	18,881
2,561	Continental Airlines 2006-1 Class G Pass-Through Trust, VAR, FGIC, 0.661%, 06/02/13	2,550
4,673	Continental Airlines 2006-ERJ1 Pass-Through Trust, 9.318%, 11/01/19 (e)	5,024
9,050	Continental Airlines 2012-3 Class C Pass-Thru Certificates, 6.125%, 04/29/18	9,027
3,200	Continental Airlines, Inc., 6.750%, 09/15/15 (e)	3,360
4,267	Delta Air Lines 2007-1 Class B Pass-Through Trust, 8.021%, 08/10/22	4,668
5,243	Delta Air Lines 2007-1 Class C Pass-Through Trust, 8.954%, 08/10/14	5,321
308	Delta Air Lines 2009-1 Series B Pass-Through Trust, 9.750%, 12/17/16	342
10,243	Delta Air Lines 2012-1 Class B Pass-Through Trust, 6.875%, 05/07/19 (e)	10,806
29,569	Northwest Airlines 2007-1 Class A Pass-Through Trust, 7.027%, 11/01/19	33,304
1,535	Northwest Airlines 2007-1 Class B Pass-Through Trust, 8.028%, 11/01/17	1,665
1,113	UAL 2007-1 Class C Pass-Through Trust, VAR, 2.758%, 07/02/14	1,102
	UAL 2007-1 Pass-Through Trust,
7,394	6.636%, 07/02/22	7,949
918	7.336%, 07/02/19	929
2,213	UAL 2009-2A Pass-Through Trust, 9.750%, 01/15/17	2,561
10,625	US Airways 2012-2 Class A Pass-Through Trust, 4.625%, 06/03/25	11,050

		154,624

	Building Products — 0.8%
	Building Materials Corp. of America,
12,940	6.750%, 05/01/21 (e)	13,894
11,625	6.875%, 08/15/18 (e)	12,439
5,265	7.000%, 02/15/20 (e)	5,699
5,725	Calcipar S.A., (Luxembourg), 6.875%, 05/01/18 (e)	6,033
4,765	Griffon Corp., 7.125%, 04/01/18	5,158
	Masco Corp.,
4,592	5.950%, 03/15/22	5,114
1,075	7.125%, 03/15/20	1,259

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Building Products — Continued
12,730	Masonite International Corp., (Canada), 8.250%, 04/15/21 (e)	14,162
	Nortek, Inc.,
5,977	8.500%, 04/15/21 (e)	6,575
10,880	8.500%, 04/15/21	11,995
11,000	Roofing Supply Group LLC/Roofing Supply Finance, Inc., 10.000%, 06/01/20 (e)	12,430

		94,758

	Commercial Services & Supplies — 1.3%
11,580	Casella Waste Systems, Inc., 7.750%, 02/15/19	11,088
	Catalent Pharma Solutions, Inc.,
10,028	7.875%, 10/15/18 (e)	10,153
2,742	9.500%, 04/15/15	2,760
33,118	Cenveo Corp., 8.875%, 02/01/18	32,207
10,171	Ceridian Corp., 8.875%, 07/15/19 (e)	11,468
6,090	Clean Harbors, Inc., 5.125%, 06/01/21 (e)	6,181
	Deluxe Corp.,
8,234	6.000%, 11/15/20 (e)	8,378
4,513	7.000%, 03/15/19	4,874
16,827	Garda World Security Corp., (Canada), 9.750%, 03/15/17 (e)	18,005
	Iron Mountain, Inc.,
17,170	5.750%, 08/15/24	17,127
3,131	7.750%, 10/01/19	3,475
981	8.375%, 08/15/21	1,077
	R.R. Donnelley & Sons Co.,
1,644	7.625%, 06/15/20	1,673
8,750	7.875%, 03/15/21	8,706
1,855	8.250%, 03/15/19	1,953
2,291	TRAC Intermodal LLC/TRAC Intermodal Corp., 11.000%, 08/15/19 (e)	2,451

		141,576

	Construction & Engineering — 0.4%
	Dycom Investments, Inc.,
6,924	7.125%, 01/15/21 (e)	7,288
2,200	7.125%, 01/15/21	2,348
	New Enterprise Stone & Lime Co., Inc.,
1,750	11.000%, 09/01/18	1,365
6,185	PIK, 9.000%, 03/15/18 (e)	6,835
26,705	Tutor Perini Corp., 7.625%, 11/01/18	28,174

		46,010

	Electrical Equipment — 0.2%
3,500	Anixter, Inc., 5.625%, 05/01/19	3,710

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	155

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electrical Equipment — Continued
7,540	International Wire Group Holdings, Inc., 8.500%, 10/15/17 (e)	7,709
5,898	Viasystems, Inc., 7.875%, 05/01/19 (e)	6,149
1,079	Wolverine Tube, Inc., 6.000%, 06/28/14 (i)	1,025

		18,593

	Industrial Conglomerates — 0.1%
10,599	JB Poindexter & Co., Inc., 9.000%, 04/01/22 (e)	11,129

	Machinery — 0.3%
9,000	Briggs & Stratton Corp., 6.875%, 12/15/20	10,170
3,438	Cleaver-Brooks, Inc., 8.750%, 12/15/19 (e)	3,696
4,207	Columbus McKinnon Corp., 7.875%, 02/01/19	4,533
1,985	Liberty Tire Recycling, 11.000%, 10/01/16 (e)	1,940
1,882	Ormat Funding Corp., 8.250%, 12/30/20 (m)	1,713
	OSX 3 Leasing B.V., (Netherlands),
1,725	9.250%, 03/20/15 (e)	1,742
12,895	Thermadyne Holdings Corp., 9.000%, 12/15/17	13,991
500	Titan International, Inc., 7.875%, 10/01/17	536

		38,321

	Marine — 0.8%
29,977	ACL I Corp., PIK, 10.625%, 02/15/16	31,401
13,609	Commercial Barge Line Co., 12.500%, 07/15/17	14,902
9,131	Martin Midstream Partners LP/Martin Midstream Finance Corp., 7.250%, 02/15/21 (e)	9,245
5,400	Navigator Holdings Ltd., Reg. S., 9.000%, 12/18/17 (e)	5,441
3,796	Navios Maritime Holdings, Inc./Navios Maritime Finance U.S., Inc., 8.875%, 11/01/17	3,862
16,758	Navios South American Logistics, Inc./Navios Logistics Finance U.S., Inc., 9.250%, 04/15/19	17,596
11,288	Ultrapetrol Bahamas Ltd., (Bahamas), 9.000%, 11/24/14	11,130

		93,577

	Professional Services — 0.1%
	FTI Consulting, Inc.,
5,246	6.000%, 11/15/22 (e)	5,417
2,500	6.750%, 10/01/20	2,656

		8,073

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 1.4%
3,530	Ashtead Capital, Inc., 6.500%, 07/15/22 (e)	3,804
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.,
7,952	4.875%, 11/15/17 (e)	8,012
6,025	8.250%, 01/15/19	6,582
3,697	9.625%, 03/15/18	4,085
6,550	9.750%, 03/15/20	7,549
	HDTFS, Inc.,
2,463	5.875%, 10/15/20 (e)	2,561
1,824	6.250%, 10/15/22 (e)	1,961
	Hertz Corp. (The),
9,459	6.750%, 04/15/19	10,192
6,925	7.375%, 01/15/21	7,635
10,531	7.500%, 10/15/18	11,505
	Kansas City Southern de Mexico S.A. de C.V., (Mexico),
4,255	6.125%, 06/15/21	4,776
2,748	6.625%, 12/15/20	3,099
3,300	Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., PIK, 10.750%, 02/15/18 (e)	3,300
	United Rentals North America, Inc.,
5,176	5.750%, 07/15/18	5,571
7,315	6.125%, 06/15/23	7,681
9,595	7.375%, 05/15/20	10,506
15,994	7.625%, 04/15/22	17,713
13,240	8.250%, 02/01/21	15,011
13,750	8.375%, 09/15/20	15,125
12,250	9.250%, 12/15/19 (m)	13,965

		160,633

	Trading Companies & Distributors — 1.5%
	Aircastle Ltd., (Bermuda),
2,882	6.250%, 12/01/19	3,105
7,810	7.625%, 04/15/20	8,962
8,750	9.750%, 08/01/18	9,975
8,742	H&E Equipment Services, Inc., 7.000%, 09/01/22 (e)	9,573
	International Lease Finance Corp.,
6,965	5.875%, 04/01/19	7,483
17,400	5.875%, 08/15/22	18,632
24,055	6.250%, 05/15/19	26,345
33,482	8.250%, 12/15/20	41,016
19,140	8.625%, 01/15/22	24,308
9,345	8.750%, 03/15/17	11,015
3,600	8.875%, 09/01/17	4,320

SEE NOTES TO FINANCIAL STATEMENTS.

156	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Trading Companies & Distributors — Continued
8,385	Rexel S.A., (France), 6.125%, 12/15/19 (e)	8,804

		173,538

	Total Industrials	1,037,381

	Information Technology — 3.6%
	Communications Equipment — 0.7%
	Avaya, Inc.,
22,985	7.000%, 04/01/19 (e)	21,950
1,955	9.000%, 04/01/19 (e)	2,009
14,597	9.750%, 11/01/15	14,360
5,875	CyrusOne LP/CyrusOne Finance Corp., 6.375%, 11/15/22 (e)	6,184
13,140	Goodman Networks, Inc., 13.125%, 07/01/18 (e)	14,585
	Nokia OYJ, (Finland),
8,286	5.375%, 05/15/19	7,996
7,145	6.625%, 05/15/39	6,627

		73,711

	Computers & Peripherals — 0.2%
	NCR Corp.,
1,688	4.625%, 02/15/21 (e)	1,671
3,891	5.000%, 07/15/22 (e)	3,872
	Seagate HDD Cayman, (Cayman Islands),
350	6.875%, 05/01/20	375
13,570	7.750%, 12/15/18	14,808
3,000	Seagate Technology HDD Holdings, (Cayman Islands), 6.800%, 10/01/16	3,375

		24,101

	Electronic Equipment, Instruments & Components — 0.2%
13,127	Brightstar Corp., 9.500%, 12/01/16 (e)	14,046
4,881	Jabil Circuit, Inc., 4.700%, 09/15/22	4,930
	NXP B.V./NXP Funding LLC, (Netherlands),
4,730	5.750%, 02/15/21 (e)	4,836
25	VAR, 3.054%, 10/15/13 (e)	25
715	VAR, 3.054%, 10/15/13	714

		24,551

	Internet Software & Services — 0.0% (g)
3,085	Equinix, Inc., 7.000%, 07/15/21	3,386

	IT Services — 1.7%
4,010	Audatex North America, Inc., 6.750%, 06/15/18 (e)	4,281
4,495	Cardtronics, Inc., 8.250%, 09/01/18	4,922
3,334	Fidelity National Information Services, Inc., 5.000%, 03/15/22	3,534

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	IT Services — Continued
	First Data Corp.,
28,595	6.750%, 11/01/20 (e)	29,346
4,340	7.375%, 06/15/19 (e)	4,562
33,545	8.250%, 01/15/21 (e)	34,300
1,080	8.875%, 08/15/20 (e)	1,193
2,222	9.875%, 09/24/15	2,286
8,336	11.250%, 01/15/21 (e)	8,503
27,676	12.625%, 01/15/21	29,509
16,121	PIK, 8.750%, 01/15/22 (e)	16,726
7,777	iGATE Corp., 9.000%, 05/01/16	8,467
10,295	Lender Processing Services, Inc., 5.750%, 04/15/23	10,784
	SunGard Data Systems, Inc.,
7,330	6.625%, 11/01/19 (e)	7,531
16,810	7.625%, 11/15/20	18,197
5,615	WEX, Inc., 4.750%, 02/01/23 (e)	5,433

		189,574

	Office Electronics — 0.1%
13,899	CDW LLC/CDW Finance Corp., 8.500%, 04/01/19	15,324

	Semiconductors & Semiconductor Equipment — 0.3%
	Advanced Micro Devices, Inc.,
2,619	7.750%, 08/01/20	2,291
2,080	8.125%, 12/15/17	1,997
10,135	Amkor Technology, Inc., 6.375%, 10/01/22	10,021
	Freescale Semiconductor, Inc.,
6,950	8.050%, 02/01/20	7,263
3,000	9.250%, 04/15/18 (e)	3,300
3,169	10.125%, 03/15/18 (e)	3,509
2,850	STATS ChipPAC Ltd., (Singapore), 7.500%, 08/12/15 (e)	2,993

		31,374

	Software — 0.4%
10,560	IMS Health, Inc., 6.000%, 11/01/20 (e)	10,982
14,559	Infor U.S., Inc., 9.375%, 04/01/19	16,343
16,286	Nuance Communications, Inc., 5.375%, 08/15/20 (e)	16,490

		43,815

	Total Information Technology	405,836

	Materials — 9.7%
	Chemicals — 2.5%
	Ashland, Inc.,
11,406	3.000%, 03/15/16 (e)	11,549
14,038	3.875%, 04/15/18 (e)	14,249

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	157

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Chemicals — Continued
8,540	4.750%, 08/15/22 (e)	8,689
13,800	Basell Finance Co., B.V., (Netherlands), 8.100%, 03/15/27 (e)	18,216
	Celanese US Holdings LLC,
6,500	4.625%, 11/15/22	6,524
5,000	6.625%, 10/15/18	5,400
10,500	Chemtura Corp., 7.875%, 09/01/18	11,340
8,015	J.M. Huber Corp., 9.875%, 11/01/19 (e)	9,057
	LyondellBasell Industries N.V., (Netherlands),
19,930	5.000%, 04/15/19	22,222
9,855	5.750%, 04/15/24	11,456
31,050	6.000%, 11/15/21	36,484
6,709	Nufarm Australia Ltd., (Australia), 6.375%, 10/15/19 (e)	7,112
8,200	Olin Corp., 5.500%, 08/15/22	8,507
5,000	OMNOVA Solutions, Inc., 7.875%, 11/01/18	5,263
	PolyOne Corp.,
18,137	5.250%, 03/15/23 (e)	18,318
16,903	7.375%, 09/15/20	18,720
	Rain CII Carbon LLC/CII Carbon Corp.,
5,945	8.000%, 12/01/18 (e)	6,213
8,300	8.250%, 01/15/21 (e)	8,715
26,867	Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., (Luxembourg), 8.750%, 02/01/19 (e)	26,766
14,010	Tronox Finance LLC, 6.375%, 08/15/20 (e)	13,922
7,073	U.S. Coatings Acquisition, Inc./Flash Dutch 2 B.V., 7.375%, 05/01/21 (e)	7,321

		276,043

	Construction Materials — 1.8%
49,000	Cemex Espana Luxembourg, (Spain), 9.875%, 04/30/19 (e)	55,982
	Cemex Finance LLC,
4,540	8.910%, 09/15/17 (i)	4,540
6,160	9.375%, 10/12/22 (e)	7,161
41,695	9.500%, 12/14/16 (e)	45,239
	Cemex S.A.B. de C.V., (Mexico),
9,900	9.000%, 01/11/18 (e)	10,977
11,000	VAR, 5.311%, 09/30/15 (e)	11,274
3,901	Grupo Cementos de Chihuahua S.A.B de C.V., (Mexico), 8.125%, 02/08/20 (e)	4,150
13,560	Hanson Ltd., (United Kingdom), 6.125%, 08/15/16	15,051
1,069	Lafarge S.A., (France), 7.125%, 07/15/36	1,117
	Vulcan Materials Co.,
11,015	6.500%, 12/01/16	12,378

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Construction Materials — Continued
33,460	7.500%, 06/15/21	39,148

		207,017

	Containers & Packaging — 1.6%
	Ardagh Packaging Finance plc, (Ireland),
15,874	7.375%, 10/15/17 (e)	17,303
7,948	9.125%, 10/15/20 (e)	8,703
	Ardagh Packaging Finance plc/Ardagh MP Holdings USA, Inc., (Ireland),
4,660	4.875%, 11/15/22 (e)	4,590
6,100	7.000%, 11/15/20 (e)	6,115
3,000	7.375%, 10/15/17 (e)	3,266
14,015	9.125%, 10/15/20 (e)	15,277
	Ball Corp.,
5,195	5.000%, 03/15/22	5,416
7,450	5.750%, 05/15/21	7,999
4,125	6.750%, 09/15/20	4,548
710	7.125%, 09/01/16	753
1,650	7.375%, 09/01/19	1,827
	Berry Plastics Corp.,
15,243	9.500%, 05/15/18	16,958
12,120	9.750%, 01/15/21	13,999
4,630	VAR, 4.183%, 09/15/14	4,630
5,450	VAR, 5.054%, 02/15/15	5,451
	Cascades, Inc., (Canada),
4,535	7.750%, 12/15/17	4,796
2,134	7.875%, 01/15/20	2,283
	Constar International, Inc.,
1,853	8.204%, 05/31/15 (i)	1,854
4,765	VAR, 11.000%, 12/31/17 (i)	714
5,375	Crown Americas LLC/Crown Americas Capital Corp. III, 6.250%, 02/01/21	5,858
9,981	Crown Americas LLC/Crown Americas Capital Corp. IV, 4.500%, 01/15/23 (e)	9,756
	Graphic Packaging International, Inc.,
5,200	7.875%, 10/01/18	5,720
4,275	9.500%, 06/15/17	4,564
1,000	Owens-Brockway Glass Container, Inc., 7.375%, 05/15/16	1,150
3,500	Plastipak Holdings, Inc., 10.625%, 08/15/19 (e)	4,008
	Sealed Air Corp.,
9,000	6.500%, 12/01/20 (e)	9,787
8,500	8.125%, 09/15/19 (e)	9,541
7,212	8.375%, 09/15/21 (e)	8,222

		185,088

SEE NOTES TO FINANCIAL STATEMENTS.

158	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Metals & Mining — 2.9%
10,065	AK Steel Corp., 8.750%, 12/01/18 (e)	10,971
	APERAM, (Luxembourg),
3,639	7.375%, 04/01/16 (e)	3,630
7,871	7.750%, 04/01/18 (e)	7,772
	ArcelorMittal, (Luxembourg),
23,500	5.000%, 02/25/17	24,452
31,050	6.750%, 02/25/22	34,189
30,830	7.500%, 10/15/39	31,960
31,400	9.850%, 06/01/19	39,646
4,467	Coeur d’Alene Mines Corp., 7.875%, 02/01/21 (e)	4,623
	Commercial Metals Co.,
3,100	6.500%, 07/15/17	3,371
4,945	7.350%, 08/15/18	5,477
	FMG Resources August 2006 Pty Ltd., (Australia),
4,187	6.000%, 04/01/17 (e)	4,365
13,188	6.375%, 02/01/16 (e)	13,748
9,537	6.875%, 02/01/18 (e)	10,085
10,636	6.875%, 04/01/22 (e)	11,381
15,267	7.000%, 11/01/15 (e)	15,992
6,485	Inmet Mining Corp., (Canada), 7.500%, 06/01/21 (e)	6,906
7,945	JMC Steel Group, Inc., 8.250%, 03/15/18 (e)	8,442
	New Gold, Inc., (Canada),
5,748	6.250%, 11/15/22 (e)	6,050
2,161	7.000%, 04/15/20 (e)	2,334
10,134	Noranda Aluminum Acquisition Corp., PIK, 4.524%, 05/15/15	9,678
	Novelis, Inc., (Canada),
6,220	8.375%, 12/15/17	6,795
14,405	8.750%, 12/15/20	16,134
4,255	Prince Mineral Holding Corp., 11.500%, 12/15/19 (e)	4,670
5,575	Ryerson, Inc./Joseph T. Ryerson & Son, Inc., 9.000%, 10/15/17 (e)	6,105
	Steel Dynamics, Inc.,
8,172	6.125%, 08/15/19 (e)	8,744
8,172	6.375%, 08/15/22 (e)	8,744
3,845	7.625%, 03/15/20	4,268
4,875	Taseko Mines Ltd., (Canada), 7.750%, 04/15/19	4,851
	United States Steel Corp.,
5,467	7.000%, 02/01/18	5,795
4,130	7.375%, 04/01/20	4,264

		325,442

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Paper & Forest Products — 0.9%
	Abitibi-Consolidated Co. of Canada, (Canada),
8,431	6.000%, 06/20/13 (d)	13
15,841	7.750%, 06/15/11 (d)	24
20,371	8.375%, 04/01/15 (d)	30
	Abitibi-Consolidated, Inc.,
3,880	7.400%, 04/01/18 (d)	6
2,425	7.500%, 04/01/28 (d)	4
680	8.550%, 08/01/10 (d)	1
44,081	8.850%, 08/01/30 (d)	66
4,960	Ainsworth Lumber Co., Ltd., (Canada), 7.500%, 12/15/17 (e)	5,344
18,760	Appleton Papers, Inc., 10.500%, 06/15/15 (e)	19,745
4,395	Boise Cascade LLC/Boise Cascade Finance Corp., 6.375%, 11/01/20 (e)	4,648
8,250	Boise Paper Holdings LLC/Boise Co-Issuer Co., 8.000%, 04/01/20	9,096
5,180	Clearwater Paper Corp., 4.500%, 02/01/23 (e)	5,063
4,200	Longview Fibre Paper & Packaging, Inc., 8.000%, 06/01/16 (e)	4,410
5,667	Louisiana-Pacific Corp., 7.500%, 06/01/20	6,432
26,583	Resolute Forest Products, 10.250%, 10/15/18	30,770
	Sappi Papier Holding GmbH, (Austria),
2,350	7.750%, 07/15/17 (e)	2,597
2,125	8.375%, 06/15/19 (e)	2,380
	Smurfit-Stone Container Enterprises, Inc.,
25,818	8.000%, 03/15/17 (d)	64
19,431	8.375%, 07/01/12 (d)	49
6,611	Unifrax I LLC/Unifrax Holding Co., 7.500%, 02/15/19 (e)	6,710

		97,452

	Total Materials	1,091,042

	Telecommunication Services — 7.4%
	Diversified Telecommunication Services — 3.7%
4,264	Altice Financing S.A., (Luxembourg), 7.875%, 12/15/19 (e)	4,605
2,430	Altice Finco S.A., (Luxembourg), 9.875%, 12/15/20 (e)	2,697
	Cincinnati Bell, Inc.,
1,125	8.250%, 10/15/17	1,193
4,901	8.375%, 10/15/20	5,158
5,280	8.750%, 03/15/18	5,399
29,805	Clearwire Communications LLC/Clearwire Finance, Inc., 12.000%, 12/01/15 (e)	32,264

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	159

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Telecommunication Services — Continued
19,833	eAccess Ltd., (Japan), 8.250%, 04/01/18 (e)	22,262
	Frontier Communications Corp.,
2,340	7.125%, 03/15/19	2,527
3,185	7.125%, 01/15/23	3,273
11	8.250%, 05/01/14	12
13,635	8.500%, 04/15/20	15,339
2,945	8.750%, 04/15/22	3,313
8,160	9.250%, 07/01/21	9,384
	Level 3 Communications, Inc.,
14,121	8.875%, 06/01/19 (e)	15,251
10,125	11.875%, 02/01/19	11,694
	Level 3 Financing, Inc.,
15,333	7.000%, 06/01/20 (e)	16,100
19,481	8.125%, 07/01/19	21,234
15,020	8.625%, 07/15/20	16,672
19,278	9.375%, 04/01/19	21,616
2,000	10.000%, 02/01/18	2,210
18,002	Lynx I Corp., 5.375%, 04/15/21 (e)	18,452
4,282	Lynx II Corp., 6.375%, 04/15/23 (e)	4,437
	Quebecor World Capital Corp., (Canada),
8,325	6.125%, 11/15/13 (d) (i)	84
6,815	6.500%, 08/01/27 (d) (i)	68
3,825	9.750%, 01/15/15 (d) (i)	38
16,430	Qwest Capital Funding, Inc., 7.750%, 02/15/31	17,065
4,687	Qwest Communications International, Inc., 7.125%, 04/01/18	4,871
	SBA Telecommunications, Inc.,
1,674	5.750%, 07/15/20 (e)	1,741
666	8.250%, 08/15/19	736
20,198	Sprint Capital Corp., 8.750%, 03/15/32	23,733
20,351	UPCB Finance III Ltd., (Cayman Islands), 6.625%, 07/01/20 (e)	21,826
8,340	UPCB Finance V Ltd., (Cayman Islands), 7.250%, 11/15/21 (e)	9,174
7,790	UPCB Finance VI Ltd., (Cayman Islands), 6.875%, 01/15/22 (e)	8,433
	Wind Acquisition Finance S.A., (Luxembourg),
5,934	7.250%, 02/15/18 (e)	6,068
12,350	7.250%, 02/15/18 (e)	12,720
26,735	11.750%, 07/15/17 (e)	28,139
12,254	Wind Acquisition Holdings Finance S.A., (Luxembourg), PIK, 12.250%, 07/15/17 (e)	12,805

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
	Windstream Corp.,
6,283	6.375%, 08/01/23 (e)	6,157
1,195	7.500%, 06/01/22	1,258
3,820	7.750%, 10/15/20	4,106
2,500	7.750%, 10/01/21	2,694
7,035	7.875%, 11/01/17	7,967
4,190	8.125%, 09/01/18	4,588
	Zayo Group LLC/Zayo Capital, Inc.,
4,365	8.125%, 01/01/20	4,878
8,141	10.125%, 07/01/20	9,545

		423,786

	Wireless Telecommunication Services — 3.7%
42,832	Cricket Communications, Inc., 7.750%, 10/15/20	43,689
11,125	Crown Castle International Corp., 5.250%, 01/15/23 (e)	11,403
4,270	iPCS, Inc., VAR, 2.424%, 05/01/13	4,266
30,866	MetroPCS Wireless, Inc., 6.625%, 11/15/20	32,294
	NII Capital Corp.,
29,657	7.625%, 04/01/21	20,760
23,045	8.875%, 12/15/19	17,284
7,455	10.000%, 08/15/16	6,597
12,873	NII International Telecom Sarl, (Luxembourg), 11.375%, 08/15/19 (e)	13,388
	Sprint Nextel Corp.,
36,075	6.000%, 12/01/16 (m)	38,961
18,945	6.000%, 11/15/22	19,134
16,411	7.000%, 03/01/20 (e)	19,201
79,790	7.000%, 08/15/20	86,772
6,500	8.375%, 08/15/17	7,540
39,926	9.000%, 11/15/18 (e)	49,508
5,758	11.500%, 11/15/21	7,932
8,427	Vimpel Communications Via VIP Finance Ireland Ltd., OJSC, (Ireland), 7.748%, 02/02/21 (e)	9,497
	VimpelCom Holdings B.V., (Netherlands),
6,570	5.200%, 02/13/19 (e)	6,643
2,903	5.950%, 02/13/23 (e)	2,899
4,550	6.255%, 03/01/17 (e)	4,886
11,900	7.504%, 03/01/22 (e)	13,298
1,300	VAR, 4.310%, 06/29/14 (e)	1,325

		417,277

	Total Telecommunication Services	841,063

SEE NOTES TO FINANCIAL STATEMENTS.

160	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Utilities — 4.1%
	Electric Utilities — 1.8%
	Edison Mission Energy,
13,102	7.000%, 05/15/17 (d)	6,616
58,706	7.200%, 05/15/19 (d)	29,647
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.,
14,846	10.000%, 12/01/20 (e)	16,739
105,190	10.000%, 12/01/20	119,390
12,450	11.750%, 03/01/22 (e)	14,380
462	FPL Energy Wind Funding LLC, 6.876%, 06/27/17 (e)	397
9,198	Homer City Generation LP, 8.734%, 10/01/26	10,095

		197,264

	Gas Utilities — 0.9%
	AmeriGas Partners LP/AmeriGas Finance Corp.,
10,125	6.250%, 08/20/19	10,733
2,990	6.500%, 05/20/21	3,184
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.,
10,928	5.875%, 08/01/23 (e)	10,873
7,000	6.625%, 10/01/20 (e)	7,315
6,667	Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 7.750%, 04/01/19 (e)	6,950
12,356	Crosstex Energy LP/Crosstex Energy Finance Corp., 7.125%, 06/01/22 (e)	13,036
4,800	El Paso Pipeline Partners Operating Co. LLC, 6.500%, 04/01/20	5,799
	Holly Energy Partners LP/Holly Energy Finance Corp.,
7,994	6.500%, 03/01/20 (e)	8,554
6,200	8.250%, 03/15/18	6,727
7,842	Rockies Express Pipeline LLC, 6.000%, 01/15/19 (e)	7,685
10,000	Sabine Pass Liquefaction LLC, 5.625%, 02/01/21 (e)	10,325
5,810	Tesoro Logistics LP/Tesoro Logistics Finance Corp., 5.875%, 10/01/20 (e)	6,057

		97,238

	Independent Power Producers & Energy Traders — 1.4%
	Calpine Corp.,
47,025	7.500%, 02/15/21 (e)	51,140
27,045	7.875%, 01/15/23 (e)	29,952
	Dynegy Holdings LLC,
12,200	7.125%, 05/15/18 (d) (i)	31

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Independent Power Producers & Energy Traders — Continued
48,825		7.750%, 06/01/19 (d) (i)	122
		GenOn Energy, Inc.,
2,600		7.875%, 06/15/17	2,886
21,373		9.875%, 10/15/20	24,579
		NRG Energy, Inc.,
22,199		6.625%, 03/15/23 (e)	23,642
2,000		7.625%, 05/15/19	2,150
25,000		7.875%, 05/15/21	28,062

			162,564

		Multi-Utilities — 0.0% (g)
		AES Eastern Energy LP,
32,520		9.000%, 01/02/17 (d) (i)	—
41,590		Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, 7.670%, 11/08/16 (d) (i)	728

			728

		Total Utilities	457,794

		Total Corporate Bonds (Cost $8,681,042)	9,341,859

SHARES
Common Stocks — 1.0%
		Consumer Discretionary — 0.2%
		Automobiles — 0.2%
823		General Motors Co. (a)	22,342

		Hotels, Restaurants & Leisure — 0.0% (g)
7,940		Real Mex Restaurants, Inc., Class B, ADR (a) (i)	453

		Leisure Equipment & Products — 0.0% (g)
458		New True Temper Holdings Corp., Inc. (a) (i)	293

		Media — 0.0% (g)
9,055		Adelphia Recovery Trust (i)	41

		Specialty Retail — 0.0% (g)
131		Neebo, Inc. (a) (i)	197

		Total Consumer Discretionary	23,326

		Consumer Staples — 0.0%
		Food Products — 0.0%
585		Eurofresh, Inc., ADR (a) (i)	—

		Financials — 0.1%
		Diversified Financial Services — 0.1%
1,191		Capmark Financial Group, Inc. (a)	14,534

		Health Care — 0.0% (g)
		Health Care Providers & Services — 0.0% (g)
—	(h)	Magellan Health Services, Inc. (a)	6

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	161

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Industrials — 0.0% (g)
	Electrical Equipment — 0.0% (g)
46	Wolverine Tube, Inc., ADR, (a) (i)	1,375

	Marine — 0.0% (g)
15	General Maritime Corp. (a) (i)	444

	Total Industrials	1,819

	Information Technology — 0.1%
	Computers & Peripherals — 0.0%
173	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (i)	—

	Semiconductors & Semiconductor Equipment — 0.1%
493	Magnachip Semiconductor Corp., (South Korea) (a)	7,769

	Total Information Technology	7,769

	Materials — 0.3%
	Construction Materials — 0.0% (g)
399	U.S. Concrete, Inc. (a)	3,910

	Containers & Packaging — 0.0%
58	Constar International, Inc., ADR (a) (i)	—

	Paper & Forest Products — 0.3%
314	New Holdco (a) (i)	27,389
48	Resolute Forest Products, (Canada) (a)	663

		28,052

	Total Materials	31,962

	Utilities — 0.3%
	Independent Power Producers & Energy Traders — 0.3%
1,905	Dynegy, Inc. (a)	37,277
106	Somerset Cayuga Holding Co., Inc. (a) (i)	2,328

	Total Utilities	39,605

	Total Common Stocks (Cost $157,308)	119,021

Preferred Stocks — 1.2%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
700	General Motors Co., 4.750%, 12/01/13	29,229

	Media — 0.0% (g)
77	Spanish Broadcasting System, Inc. (i)	—	(h)
1	Spanish Broadcasting System, Inc., Series B, PIK, 10.750%, 04/01/13 ($1,000 par value) @ (i)	599

		599

	Total Consumer Discretionary	29,828

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 0.0%
	Food Products — 0.0%
1	Eurofresh, Inc., ADR, PIK, 15.000%, 11/18/16 # (i)	—

	Financials — 1.0%
	Commercial Banks — 0.1%
95	CoBank ACB, 11.000%, Series C, 07/01/13 ($50 par value) @ (e)	4,970
161	CoBank ACB, 11.000%, Series D, 10/01/14 ($50 par value) @	9,271

		14,241

	Consumer Finance — 0.3%
29	Ally Financial, Inc., 7.000%, 04/01/13 ($1,000 par value) @ (e)	28,357
226	GMAC Capital Trust I, VAR, 8.125%, 02/15/40 ($25 par value)	5,998

		34,355

	Diversified Financial Services — 0.2%
5	Bank of America Corp., Series L, 7.250%, 01/30/13 @	6,000
326	Citigroup Capital XIII, VAR, 7.875%, 10/30/40 ($25 par value)	9,221
7	Pitney Bowes International Holdings, Inc., 6.125%, 10/30/16 ($1,000 par value) @ (e)	6,412

		21,633

	Insurance — 0.4%
423	Hartford Financial Services Group, Inc., VAR, 7.875%, 04/15/42 ($25 par value)	12,522
34	XLIT Ltd., (Cayman Islands), VAR, 3.424%, 10/29/49	27,387

		39,909

	Total Financials	110,138

	Information Technology — 0.0%
	Computers & Peripherals — 0.0%
39	Stratus Technologies Bermuda Holdings, Ltd., (Bermuda) (a) (i)	—

	Materials — 0.0%
	Containers & Packaging — 0.0%
6	Constar International, Inc., Class A (a) (i)	—

	Total Preferred Stocks (Cost $143,729)	139,966

SEE NOTES TO FINANCIAL STATEMENTS.

162	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — 11.1%
	Consumer Discretionary — 4.1%
	Auto Components — 0.2%
	Autoparts Holdings Ltd., Term Loan,
1,548	VAR, 6.500%, 07/29/17	1,556
789	VAR, 6.500%, 07/29/17	794
17,219	Remy International, Term Loan B, VAR, 6.250%, 12/16/16	17,241
906	UCI International, Inc., Term Loan, VAR, 5.500%, 07/26/17	908

		20,499

	Automobiles — 0.2%
18,579	Chrysler, Term Loan B, VAR, 6.000%, 05/24/17	18,965

	Diversified Consumer Services — 0.1%
5,675	St. George’s University, Term Loan, VAR, 8.500%, 12/20/17	5,632

	Hotels, Restaurants & Leisure — 1.6%
88,735	Caesars Entertainment Operating Co., Inc. Extended B-6 Term Loan, VAR, 5.452%, 01/28/18	81,462
8,124	Caesars Entertainment Operating Co., Inc., Term B-1 Loan, VAR, 3.202%, 01/28/15	8,098
	Caesars Entertainment Operating Co., Inc., Term B-3 Loan,
2,253	VAR, 3.202%, 01/28/15	2,246
23	VAR, 3.311%, 01/28/15	23
9,884	CCM Merger, Inc., Term Loan, VAR, 6.000%, 03/01/17	9,958
	FOCUS Brands, Inc., 1st Lien Term Loan,
1,863	VAR, 6.250%, 02/21/18	1,881
15	VAR, 6.250%, 02/21/18	15
36	VAR, 6.250%, 02/21/18	37
660	VAR, 6.250%, 02/21/18	666
19	VAR, 7.250%, 02/21/18	19
7,085	Graton Economic Development Authority, Closing Date Term Loan B, VAR, 9.000%, 08/22/18	7,337
2,620	Greektown Superholdings, Term Loan, VAR, 12/11/18 ^	2,632
19,496	Hilton, Mezzanine B Loan, VAR, 3.574%, 11/12/15	19,179
	Intrawest, 1st Lien Term Loan,
6,265	VAR, 7.000%, 12/04/17	6,319
3,280	VAR, 7.000%, 12/04/17	3,309
5,189	Jacobs Entertainment, Tranche B Loans, VAR, 6.250%, 10/29/18	5,196
10,850	Mohegan Tribal Gaming Authority, Term Loan, VAR, 9.000%, 03/31/16	11,194

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — Continued
3,425	Northfield Park Associates (Hard Rock), Closing Date Term Loan, VAR, 9.000%, 12/19/18	3,545
16,748	Station Casinos, Term Loan, VAR, 03/01/20 ^	16,884

		180,000

	Internet & Catalog Retail — 0.2%
4,959	Sitel, Inc., Tranche A Extended U.S. Term Loan, VAR, 7.055%, 01/30/17 (i)	4,922
	Visant Corp., Tranche B Term Loans,
859	VAR, 5.250%, 12/22/16	814
18,950	VAR, 5.250%, 12/22/16	17,961

		23,697

	Media — 1.5%
	Barrington Broadcasting, Tranche 2 Term Loan,
6,958	VAR, 7.500%, 06/14/17	7,005
922	VAR, 7.500%, 06/14/17	928
8,345	Cengage Learning Acquisitions, Term Loan, VAR, 2.710%, 07/03/14	6,530
2,536	Cengage Learning Acquisitions, Tranche B Term Loan (Extended), VAR, 5.710%, 07/05/17	1,892
61,672	Clear Channel Communications, Inc., Term Loan B, VAR, 3.854%, 01/29/16 ^	52,745
2,396	Hubbard Radio LLC, 1st Lien Term Loan B, VAR, 4.500%, 04/28/17	2,415
	R.H. Donnelley, Inc., Exit Term Loan,
5,357	VAR, 9.000%, 10/24/14	3,783
6,050	VAR, 9.000%, 10/24/14	4,273
27,065	Radio One, Term Loan, VAR, 7.500%, 03/31/16	27,669
52,704	Univision Communications, Inc., 1st Lien Term Loan, VAR, 4.750%, 03/01/20	52,754
16,863	Vertis, Inc., 1st Lien Term Loan, VAR, 14.000%, 12/21/15 (d) (i)	5,143
1,058	Wide Open West Finance, Term Loan, VAR, 6.250%, 07/17/18	1,071
	WMG Acquisition Corp., 1st Lien Term Loan,
4,851	VAR, 5.250%, 11/01/18	4,906
2,079	VAR, 5.250%, 11/01/18	2,102

		173,216

	Specialty Retail — 0.3%
38,546	Gymboree Corp. (The), Initial Term Loan (A & R), VAR, 5.000%, 02/23/18	37,012

	Total Consumer Discretionary	459,021

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	163

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — Continued
	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.5%
6,118	High Liner Foods, Inc., Term Loan, VAR, 3.750%, 12/19/17	6,126
5,290	Rite Aid Corp., 2nd Lien Term Loan, VAR, 08/21/20 ^	5,411
	SUPERVALU, Inc., Term Loan B,
24,733	VAR, 03/18/19 ^	25,011
24,733	VAR, 8.000%, 08/30/18	25,058

	Total Consumer Staples	61,606

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
2,822	Alon USA Partners, LP, MLP Term Loans, VAR, 9.250%, 11/13/18	2,905
16,996	Arch Coal, Term Loan, VAR, 5.750%, 05/16/18	17,289
15,583	MEG Energy Corp., Incremental Term Loan, VAR, 3.750%, 03/31/20	15,622
	Patriot Coal, DIP Term Loan,
1,030	VAR, 9.250%, 10/02/13	1,034
2,060	VAR, 9.250%, 10/02/13	2,069
	Sabine Oil & Gas (NFR Energy), Term Loan,
7,487	VAR, 8.750%, 12/31/18	7,590
2,246	VAR, 8.750%, 12/31/18	2,277

	Total Energy	48,786

	Financials — 0.7%
	Capital Markets — 0.2%
1,352	Nuveen Investments, Inc., Term Loan, VAR, 5.204%, 05/13/17	1,358
1,348	Term Loan, VAR, 5.204%, 05/13/17	1,355
10,063	USI, Inc. (Compass Investors, Inc), Term Loan, VAR, 5.250%, 12/27/19	10,125
13,527	Walter Investment Management Corp., Tranche B Term Loans, VAR, 5.750%, 11/28/17	13,713

		26,551

	Diversified Financial Services — 0.3%
	Aot Holding Ltd., 1st Lien Senior Secured Term Loan,
624	VAR, 5.000%, 10/01/19	631
5,010	VAR, 5.000%, 10/01/19	5,065
6,918	VAR, 5.000%, 10/01/19	6,993
3,570	VAR, 5.000%, 10/01/19	3,609
668	VAR, 5.000%, 10/01/19	675
668	VAR, 5.000%, 10/01/19	675
44	VAR, 5.000%, 10/01/19	44

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
4,333	Interactive Data Corp., Term Loan, VAR, 3.750%, 02/11/18	4,340
7,222	ROC Finance LLC, Funded Term B Loan, VAR, 8.500%, 08/19/17	7,474

		29,506

	Real Estate Management & Development — 0.2%
1,177	Realogy Corp., Extended Synthetic Commitments, VAR, 4.400%, 10/10/16	1,177
18,007	Realogy Corp., Extended Term Loan, VAR, 4.423%, 10/10/16	18,002
116	Realogy Corp., Non-Extended Synthetic Commitment, VAR, 3.209%, 10/10/13	116

		19,295

	Total Financials	75,352

	Health Care — 0.6%
	Health Care Providers & Services — 0.3%
11,793	Ceridian Corp., Extended U.S. Term Loan, VAR, 5.952%, 05/09/17	11,922
	Community Health Systems, Inc., Extended Term Loan,
945	VAR, 3.787%, 01/25/17	951
25	VAR, 3.811%, 01/25/17	25
5,396	HMA, Term Loan B, VAR, 4.500%, 11/16/18	5,452
985	IASIS Healthcare, Term Loan B, VAR, 4.500%, 05/03/18	989
3,833	inVentiv Health, Consolidated Term Loan, VAR, 7.500%, 08/04/16	3,771
9,611	National Mentor Holdings, Inc., Tranche B-1 Term Loan, VAR, 6.500%, 02/09/17	9,695

		32,805

	Pharmaceuticals — 0.3%
12,766	Aptalis Pharma, Inc., Term B-2 Loan, VAR, 5.500%, 02/10/17 ^	12,791
	Aptalis Pharma, Inc., Term Loan,
18,245	VAR, 5.500%, 02/10/17	18,282
1,967	VAR, 5.500%, 02/10/17	1,971

		33,044

	Total Health Care	65,849

	Industrials — 1.2%
	Aerospace & Defense — 0.2%
6,591	Ducommun, Inc., Term Loan, VAR, 5.500%, 06/28/17	6,623
11,508	FGI Operating Company, LLC, Term B Loan, VAR, 5.500%, 04/19/19	11,479

		18,102

SEE NOTES TO FINANCIAL STATEMENTS.

164	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — Continued
	Airlines — 0.0% (g)
1,956	United Airlines, Term Loan B, VAR, 2.250%, 02/01/14	1,952

	Building Products — 0.0% (g)
	Roofing Supply Group, Term Loan,
1,177	VAR, 5.000%, 05/31/19	1,189
1,379	VAR, 5.000%, 05/31/19	1,392

		2,581

	Commercial Services & Supplies — 0.5%
14,094	Cenveo Corp., Term Loan B, VAR, 7.000%, 12/21/16	14,135
	Harland Clarke Holdings Corp., Extended Tranche B-2 Term Loan,
2,172	VAR, 5.454%, 06/30/17	2,127
6,082	VAR, 5.454%, 06/30/17	5,957
4,122	VAR, 5.454%, 06/30/17	4,037
1,802	VAR, 5.454%, 06/30/17	1,764
	Harland Clarke Holdings Corp., Non-Extended Tranche B-1 Term Loan,
2,201	VAR, 2.704%, 06/30/14	2,174
7,430	VAR, 2.704%, 06/30/14	7,340
5,416	VAR, 2.704%, 06/30/14	5,351
2,654	VAR, 2.704%, 06/30/14	2,622
1,600	Peak 10, Inc., Term Loan B, VAR, 7.250%, 10/25/18	1,607
4,418	Road Infrastructure Investment LLC, 1st Lien Term Loan, VAR, 6.250%, 03/30/18	4,429

		51,543

	Machinery — 0.2%
10,692	BOC Edwards, Extended Term Loan, VAR, 5.500%, 05/31/16	10,697
333	BOC Edwards, New Term Loan, VAR, 5.500%, 05/31/16	333
16,885	Wabash, Initial Term Loan, VAR, 6.000%, 05/08/19	16,998

		28,028

	Trading Companies & Distributors — 0.3%
7,065	Delos Aircraft, Inc., Term Loan, VAR, 4.750%, 04/12/16	7,106
7,487	MRC Global, Term Loan, VAR, 6.250%, 11/08/19	7,534
14,233	SourceHOV LLC, 1st Lien Term B Loan, VAR, 6.625%, 04/28/17	14,105
7,680	2nd Lien Term Loan, VAR, 10.500%, 04/30/18	7,296

		36,041

	Total Industrials	138,247

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 1.9%
	Communications Equipment — 0.3%
11,885	Alcatel-Lucent USA, Inc., U.S. Term Loan, VAR, 7.250%, 01/30/19 ^	12,016
1,008	Arris Group, Inc., Term Loan B, VAR, 02/15/20 ^	1,005
1,636	Avaya, Inc., Term Loan B-1, VAR, 3.038%, 10/24/14	1,625
15,304	Avaya, Inc., Term Loan B-3 Extending Tranche, VAR, 4.788%, 10/26/17	14,237

		28,883

	Computers & Peripherals — 0.0% (g)
2,734	Oberthur Technologies, Facility B3, VAR, 6.250%, 11/30/18	2,728

	Electronic Equipment, Instruments & Components — 0.3%
10,101	CDW Corp., Extended Term Loan, VAR, 4.000%, 07/15/17	10,120
8,568	NXP B.V., Tranche A-2 Loan, VAR, 5.500%, 03/03/17	8,730
11,290	NXP B.V., Tranche B Loan, VAR, 5.250%, 03/19/19	11,403
6,020	NXP B.V., Tranche C Term Loan, VAR, 4.750%, 01/10/20	6,112

		36,365

	Internet Software & Services — 0.2%
20,987	Go Daddy Group, Inc. (The), Tranche B-1 Term Loan, VAR, 5.500%, 12/17/18	20,971

	IT Services — 0.3%
6,436	First Data Corp., 2018 B Term Loan, VAR, 5.202%, 09/24/18	6,433
20,200	First Data Corp., Extended 2018 Dollar Term Loan, VAR, 4.202%, 03/23/18	19,945

		26,378

	Semiconductors & Semiconductor Equipment — 0.4%
9,500	Freescale Semiconductor I, Term Loan B, VAR, 01/30/20 ^	9,462
23,958	Freescale Semiconductor, Inc., Tranche B-1 Term Loan, VAR, 4.452%, 12/01/16	23,958
15,850	On Semiconductor, Term Loan, VAR, 01/02/18 ^	15,216

		48,636

	Software — 0.4%
	Attachmate Corp., 1st Lien Term Loan,
5,345	VAR, 7.250%, 11/22/17	5,415
270	VAR, 7.250%, 11/22/17	274
9,775	Infor (U.S.), Inc., Tranche B-2 Term Loan, VAR, 5.250%, 04/05/18	9,881

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	165

JPMorgan High Yield Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Loan Assignments — Continued
	Software — Continued
12,691	Magic Newco LLC, USD 1st Lien Term Loan, VAR, 7.250%, 12/12/18	12,837
	RP Crown Parent, LLC, 1st Lien Term Loan,
20,064	VAR, 6.750%, 12/14/18	20,353
50	VAR, 6.750%, 12/14/18	51

		48,811

	Total Information Technology	212,772

	Materials — 0.7%
	Chemicals — 0.3%
7,127	AZ Chem U.S., Inc., Term Loan, VAR, 5.250%, 12/22/17	7,195
7,167	Cristal Inorganic Chemicals (Millennium), 2nd Lien, VAR, 6.061%, 11/15/14	7,169
13,558	DuPont Performance, Term Loan, VAR, 4.750%, 02/01/20	13,723
8,107	PL Propylene LLC, Term Loan, VAR, 7.000%, 03/27/17	8,249

		36,336

	Containers & Packaging — 0.2%
	BWAY Holding Co., Term Loan,
8,837	VAR, 4.500%, 08/06/17	8,916
603	VAR, 4.500%, 08/06/17	608
	Reynolds Group Holdings, U.S. Term Loan,
5,586	VAR, 4.750%, 09/28/18	5,648
4,795	VAR, 4.750%, 09/28/18	4,848
2,927	VAR, 4.750%, 09/28/18	2,960

		22,980

	Metals & Mining — 0.2%
10,973	FMG Resources Pty Ltd., Term Loan, VAR, 5.250%, 10/18/17	11,104
4,522	Noranda Aluminum, Term B Loan, VAR, 5.750%, 02/28/19	4,533
2,453	Novelis, Inc., Term Loan, VAR, 4.000%, 03/10/17	2,456

		18,093

	Total Materials	77,409

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.1%
2,140	Integra Telecom Holdings, Term Loan B, VAR, 02/06/19 ^	2,163
3,500	Virgin Media, Term Loan B, VAR, 02/14/20 ^	3,479

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
	Zayo Group, Term Loan,
19	VAR, 5.250%, 07/02/19	19
7,429	VAR, 5.250%, 07/02/19	7,453

		13,114

	Wireless Telecommunication Services — 0.1%
	Syniverse Holdings, Inc., Initial Term Loan,
13,697	VAR, 5.000%, 04/23/19	13,782
35	VAR, 5.000%, 04/23/19	35

		13,817

	Total Telecommunication Services	26,931

	Utilities — 0.8%
	Independent Power Producers & Energy Traders — 0.8%
6,122	Dynegy Midwest Gen (CoalCo), Term Loan, VAR, 9.250%, 08/05/16	6,318
15,219	Dynegy Power LLC (GasCo), Term Loan, VAR, 9.250%, 08/05/16	15,828
	Texas Competitive Electric, Extended Term Loan,
31,417	VAR, 4.699%, 10/10/17	21,433
16,078	VAR, 4.792%, 10/10/17	10,969
	Texas Competitive Electric, Non-Extended Term Loan,
30,428	VAR, 3.699%, 10/10/14	21,847
15,572	VAR, 3.792%, 10/10/14	11,181

	Total Utilities	87,576

	Total Loan Assignments (Cost $1,257,157)	1,253,549

NUMBER OF WARRANTS
Warrants — 0.0%
	Consumer Discretionary — 0.0%
	Specialty Retail — 0.0%
164	Neebo, Inc., expiring 6/20/2019 (Strike Price $1.00) (a) (i)	—

	Total Consumer Discretionary	—

	Industrials — 0.0%
	Marine — 0.0%
23	General Maritime Corp., expiring 05/17/17 (Strike Price $1.00) (a) (i)	—

	Total Warrants (Cost $1)	—

SEE NOTES TO FINANCIAL STATEMENTS.

166	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 3.0%
	Investment Company — 3.0%
344,234	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $344,234)	344,234

	Total Investments — 99.7% (Cost $10,664,115)	11,285,096
	Other Assets in Excess of Liabilities — 0.3%	28,870

	NET ASSETS — 100.0%	$11,313,966

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	167

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 3.5%
706	AH Mortgage Advance Co., Ltd., (Cayman Islands), Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	707
	Ally Auto Receivables Trust,
98	Series 2010-3, Class A4, 1.550%, 08/17/15	99
54	Series 2010-4, Class A3, 0.910%, 11/17/14	54
750	Series 2010-4, Class A4, 1.350%, 12/15/15	757
748	Series 2011-3, Class A3, 0.970%, 08/17/15	750
1,053	Series 2011-4, Class A4, 1.140%, 06/15/16	1,064
889	Series 2012-1, Class A4, 1.210%, 07/15/16	901
829	Series 2012-2, Class A3, 0.740%, 04/15/16	832
693	Series 2012-3, Class A3, 0.850%, 08/15/16	697
795	Series 2012-4, Class A3, 0.590%, 01/17/17	797
1,061	Series 2012-5, Class A3, 0.620%, 03/15/17	1,062
	AmeriCredit Automobile Receivables Trust,
652	Series 2011-3, Class A3, 1.170%, 01/08/16	655
1,992	Series 2011-5, Class A3, 1.550%, 07/08/16	2,014
471	Series 2012-1, Class A3, 1.230%, 09/08/16	476
159	Series 2012-4, Class A3, 0.670%, 06/08/17	159
490	Series 2013-1, Class A3, 0.610%, 10/10/17	490
589	Bank of America Auto Trust, Series 2012-1, Class A3, 0.780%, 06/15/16	591
880	BMW Vehicle Lease Trust, Series 2013-1, Class A3, 0.540%, 09/21/15	880
	CarMax Auto Owner Trust,
412	Series 2012-3, Class A3, 0.520%, 07/17/17	412
906	Series 2013-1, Class A3, 0.600%, 10/16/17	907
	CNH Equipment Trust,
612	Series 2011-A, Class A3, 1.200%, 05/16/16	616
1,001	Series 2011-B, Class A3, 0.910%, 08/15/16	1,005
493	Series 2012-A, Class A3, 0.940%, 05/15/17	496
758	Series 2012-C, Class A3, 0.570%, 12/15/17	758
1,341	Series 2012-D, Class A3, 0.650%, 04/16/18	1,341
1,297	Series 2013-A, Class A3, 0.690%, 06/15/18	1,299
565	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	573
235	Credit Suisse First Boston Mortgage Securities Corp., Series 2004-CF2, Class 1A2, SUB, 5.150%, 01/25/43 (e)	230
407	Discover Card Master Trust, Series 2012-A1, Class A1, 0.810%, 08/15/17	410
	Ford Credit Auto Owner Trust,
578	Series 2011-B, Class A3, 0.840%, 06/15/15	580
1,052	Series 2012-A, Class A3, 0.840%, 08/15/16	1,057
700	Series 2012-B, Class A3, 0.720%, 12/15/16	703
615	Series 2012-D, Class A3, 0.510%, 04/15/17	615

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

795	GE Equipment Transportation LLC, Series 2012-2, Class A3, 0.620%, 07/25/16	796
	Honda Auto Receivables Owner Trust,
310	Series 2011-1, Class A4, 1.800%, 04/17/17	314
337	Series 2012-1, Class A4, 0.970%, 04/16/18	340
413	Series 2012-2, Class A3, 0.700%, 02/16/16	415
1,211	Series 2013-1, Class A3, 0.480%, 11/21/16	1,211
	Huntington Auto Trust,
2,000	Series 2011-1A, Class A4, 1.310%, 11/15/16 (e)	2,027
385	Series 2012-1, Class A3, 0.810%, 09/15/16	387
1,041	Series 2012-2, Class A3, 0.510%, 04/17/17	1,041
	Hyundai Auto Receivables Trust,
185	Series 2010-B, Class A4, 1.630%, 03/15/17	188
810	Series 2011-B, Class A4, 1.650%, 02/15/17	825
2,327	Series 2013-A, Class A3, 0.560%, 07/17/17	2,328
	John Deere Owner Trust,
343	Series 2011-A, Class A3, 1.290%, 01/15/16	345
957	Series 2012-A, Class A3, 0.750%, 03/15/16	960
741	Series 2012-B, Class A3, 0.530%, 07/15/16	741
	Mercedes-Benz Auto Receivables Trust,
2	Series 2010-1, Class A3, 1.420%, 08/15/14	2
555	Series 2011-1, Class A3, 0.850%, 03/16/15	557
1,038	Series 2012-1, Class A3, 0.470%, 10/17/16	1,038
626	Nissan Auto Lease Trust, Series 2012-B, Class A2A, 0.450%, 06/15/15	627
	Nissan Auto Receivables Owner Trust,
916	Series 2012-A, Class A4, 1.000%, 07/16/18	926
1,275	Series 2013-A, Class A3, 0.500%, 05/15/17	1,275
2,718	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.139%, 10/25/34	2,657
900	RAMP Trust, Series 2006-RZ1, Class A3, VAR, 0.502%, 03/25/36	836
	Santander Drive Auto Receivables Trust,
1,250	Series 2011-1, Class B, 2.350%, 11/16/15	1,270
555	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	558
822	Series 2012-1, Class A3, 1.490%, 10/15/15	829
231	Series 2012-2, Class A2, 0.910%, 05/15/15	231
132	Series 2012-3, Class A3, 1.080%, 04/15/16	133
480	Series 2012-5, Class A3, 0.830%, 12/15/16	482
1,750	Series 2013-1, Class A3, 0.620%, 06/15/17	1,751
588	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	598

SEE NOTES TO FINANCIAL STATEMENTS.

168	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
218	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	219
132	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.472%, 06/25/35	131
1,373	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.601%, 10/15/15 (e)	1,400
512	USAA Auto Owner Trust, Series 2012-1, Class A3, 0.430%, 08/15/16	512
	Volkswagen Auto Loan Enhanced Trust,
1,276	Series 2012-1, Class A3, 0.850%, 08/22/16	1,283
838	Series 2012-2, Class A3, 0.460%, 01/20/17	838
820	World Omni Auto Receivables Trust, Series 2012-B, Class A2, 0.430%, 11/16/15	820

	Total Asset-Backed Securities (Cost $54,489)	54,878

Collateralized Mortgage Obligations — 25.4%
	Agency CMO — 24.6%
258	Federal Home Loan Bank, Series TQ-2015, Class A, 5.065%, 10/20/15	276
	Federal Home Loan Mortgage Corp. REMIC,
67	Series 1578, Class K, 6.900%, 09/15/23	77
352	Series 2110, Class PG, 6.000%, 01/15/29	393
65	Series 2355, Class BP, 6.000%, 09/15/16	69
107	Series 2391, Class QR, 5.500%, 12/15/16	113
80	Series 2427, Class LW, 6.000%, 03/15/17	86
87	Series 2436, Class MC, 7.000%, 04/15/32	101
112	Series 2441, Class GF, 6.500%, 04/15/32	129
199	Series 2505, Class D, 5.500%, 09/15/32	228
179	Series 2525, Class AM, 4.500%, 04/15/32	205
442	Series 2544, Class KE, 5.500%, 12/15/32	493
768	Series 2557, Class HL, 5.300%, 01/15/33	847
63	Series 2558, Class BD, 5.000%, 01/15/18	67
332	Series 2564, Class NK, 5.000%, 02/15/18	355
335	Series 2575, Class PE, 5.500%, 02/15/33	373
800	Series 2586, Class WG, 4.000%, 03/15/33	884
42	Series 2594, Class JB, 4.500%, 04/15/18	44
400	Series 2594, Class VU, 5.500%, 03/15/21	409
79	Series 2595, Class HJ, 5.000%, 03/15/23	85
1,000	Series 2596, Class QD, 4.000%, 03/15/33	1,069
71	Series 2602, Class BD, 4.000%, 12/15/22	72
1,020	Series 2611, Class KH, 5.000%, 05/15/18	1,091
955	Series 2621, Class QH, 5.000%, 05/15/33	1,057
1,290	Series 2624, Class QH, 5.000%, 06/15/33	1,422
1,806	Series 2626, Class JC, 5.000%, 06/15/23	2,061
2,180	Series 2632, Class AB, 4.500%, 06/15/18	2,391
69	Series 2648, Class BK, 5.000%, 07/15/33	71

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
113	Series 2649, Class PJ, 3.500%, 06/15/33	119
123	Series 2649, Class QH, 4.500%, 07/15/18	131
227	Series 2649, Class WB, 3.500%, 07/15/23	244
2,100	Series 2685, Class DT, 5.000%, 10/15/23	2,378
350	Series 2687, Class JH, 5.000%, 10/15/23	399
222	Series 2692, Class QD, 5.000%, 12/15/22	231
465	Series 2696, Class DG, 5.500%, 10/15/33	540
60	Series 2698, Class PG, 5.000%, 06/15/32	62
500	Series 2699, Class TC, 4.000%, 11/15/18	529
4,157	Series 2701, Class AC, 5.000%, 11/15/23	4,596
35	Series 2707, Class KJ, 5.000%, 11/15/18	37
103	Series 2709, Class PE, 5.000%, 12/15/22	108
150	Series 2725, Class TA, 4.500%, 12/15/33	173
1,380	Series 2733, Class ME, 5.000%, 01/15/34	1,540
207	Series 2744, Class TU, 5.500%, 05/15/32	220
61	Series 2750, Class JB, 4.500%, 02/15/19	63
1,000	Series 2752, Class JB, 4.500%, 02/15/19	1,076
327	Series 2760, Class KT, 4.500%, 09/15/32	346
220	Series 2764, Class TE, 5.000%, 10/15/32	225
1,275	Series 2764, Class UE, 5.000%, 10/15/32	1,333
880	Series 2768, Class PK, 5.000%, 03/15/34	936
377	Series 2770, Class EV, 4.500%, 09/15/28	396
283	Series 2772, Class VG, 5.000%, 11/15/22	286
150	Series 2773, Class OC, 5.000%, 04/15/19	171
4	Series 2788, Class DA, 5.000%, 10/15/22	4
1,967	Series 2804, Class AM, 5.000%, 03/15/34	2,101
246	Series 2827, Class TE, 5.000%, 04/15/33	255
461	Series 2828, Class JE, 4.500%, 07/15/19	491
96	Series 2843, Class BC, 5.000%, 08/15/19	104
6,700	Series 2852, Class NY, 5.000%, 09/15/33	7,067
635	Series 2864, Class NB, 5.500%, 07/15/33	705
584	Series 2875, Class HB, 4.000%, 10/15/19	633
36	Series 2886, Class HE, 5.000%, 01/15/33	36
171	Series 2888, Class CG, 5.000%, 08/15/33	177
240	Series 2890, Class PD, 5.000%, 03/15/33	244
106	Series 2891, Class LD, 5.000%, 08/15/33	108
700	Series 2896, Class VB, 5.000%, 12/15/25	726
101	Series 2898, Class PE, 5.000%, 05/15/33	103
850	Series 2899, Class HB, 4.000%, 12/15/19	936
122	Series 2899, Class KB, 4.500%, 03/15/19	125
232	Series 2904, Class PD, 5.500%, 03/15/33	237
500	Series 2910, Class BE, 4.500%, 12/15/19	535
383	Series 2920, Class KT, 4.500%, 01/15/20	421
29	Series 2921, Class MD, 5.000%, 06/15/33	29
168	Series 2928, Class NE, 5.000%, 04/15/33	171

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	169

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
500	Series 2929, Class KG, 4.500%, 02/15/20	542
1,000	Series 2934, Class KG, 5.000%, 02/15/35	1,129
63	Series 2948, Class YD, 5.500%, 08/15/33	65
980	Series 2957, Class VW, 5.000%, 08/15/24	1,038
643	Series 2958, Class ME, 5.500%, 10/15/33	663
31	Series 2966, Class XD, 5.500%, 09/15/33	31
491	Series 2968, Class MD, 5.500%, 12/15/33	523
500	Series 2981, Class BC, 4.500%, 05/15/20	544
6,565	Series 2987, Class KG, 5.000%, 12/15/34	6,770
149	Series 2988, Class TY, 5.500%, 06/15/25 (m)	166
3,537	Series 2989, Class TG, 5.000%, 06/15/25	3,873
133	Series 2993, Class PM, 4.500%, 05/15/35	140
83	Series 3004, Class HK, 5.500%, 07/15/35	83
124	Series 3017, Class MK, 5.000%, 12/15/34	131
541	Series 3028, Class ME, 5.000%, 02/15/34 (m)	572
446	Series 3036, Class TE, 5.500%, 12/15/34	471
2,661	Series 3037, Class ND, 5.000%, 01/15/34	2,741
449	Series 3057, Class PE, 5.500%, 11/15/34	475
910	Series 3059, Class CE, 5.000%, 02/15/34	937
4,000	Series 3062, Class HE, 5.000%, 01/15/34	4,166
743	Series 3067, Class PK, 5.500%, 05/15/34	766
108	Series 3077, Class TO, PO, 04/15/35	104
395	Series 3078, Class PD, 5.500%, 07/15/34	413
151	Series 3080, Class VB, 5.000%, 06/15/25	159
222	Series 3082, Class PW, 5.500%, 12/15/35	251
4,500	Series 3084, Class BH, 5.500%, 12/15/35	5,171
14	Series 3087, Class JB, 5.500%, 03/15/24	14
399	Series 3087, Class KX, 5.500%, 12/15/25	444
85	Series 3095, Class GB, 5.000%, 04/15/24	86
75	Series 3098, Class KE, 5.500%, 09/15/34	78
3,601	Series 3098, Class KG, 5.500%, 01/15/36	4,213
3,800	Series 3102, Class CE, 5.500%, 01/15/26	4,336
4,761	Series 3117, Class PL, 5.000%, 08/15/34	4,949
179	Series 3121, Class JD, 5.500%, 03/15/26	199
495	Series 3123, Class HT, 5.000%, 03/15/26	553
955	Series 3128, Class BE, 5.000%, 05/15/33	978
200	Series 3130, Class QD, 5.500%, 07/15/34	204
149	Series 3135, Class JC, 6.000%, 08/15/33	151
352	Series 3136, Class CO, PO, 04/15/36	314
335	Series 3145, Class AJ, 5.500%, 04/15/36	367
1,320	Series 3150, Class EQ, 5.000%, 05/15/26	1,493
43	Series 3151, Class PD, 6.000%, 11/15/34	45
838	Series 3165, Class JD, 5.500%, 08/15/34	858

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
95	Series 3165, Class ND, 5.500%, 10/15/34	96
310	Series 3184, Class PD, 5.500%, 07/15/34	312
452	Series 3200, Class PO, PO, 08/15/36	431
517	Series 3204, Class NV, 5.000%, 08/15/17	546
1,500	Series 3219, Class PD, 6.000%, 11/15/35	1,638
44	Series 3261, Class MA, 5.500%, 01/15/17	45
455	Series 3270, Class AT, 5.500%, 01/15/37	507
589	Series 3271, Class PB, 6.000%, 12/15/35	627
57	Series 3272, Class PA, 6.000%, 02/15/37	64
1,587	Series 3289, Class ND, 5.500%, 06/15/35	1,641
7,400	Series 3294, Class DB, 4.500%, 03/15/22	8,049
128	Series 3312, Class LB, 5.500%, 11/15/25	132
215	Series 3334, Class CD, 6.000%, 07/15/34	217
318	Series 3337, Class MD, 5.500%, 06/15/27	355
413	Series 3348, Class HT, 6.000%, 07/15/37	466
2,365	Series 3349, Class HE, 5.500%, 07/15/36	2,552
100	Series 3372, Class BD, 4.500%, 10/15/22	110
131	Series 3414, Class A, 4.500%, 07/15/22	136
343	Series 3476, Class VB, 5.500%, 02/15/27	349
350	Series 3493, Class LA, 4.000%, 10/15/23	384
135	Series 3508, Class PK, 4.000%, 02/15/39	142
159	Series 3513, Class A, 4.500%, 02/15/39	175
652	Series 3521, Class B, 4.000%, 04/15/24	691
250	Series 3544, Class BC, 4.000%, 06/15/24	270
5,262	Series 3546, Class NB, 4.000%, 06/15/24	5,763
5,000	Series 3562, Class JC, 4.000%, 08/15/24	5,392
5,000	Series 3563, Class BD, 4.000%, 08/15/24	5,388
175	Series 3563, Class LB, 4.000%, 08/15/29	187
265	Series 3571, Class MY, 4.000%, 09/15/24	293
3,000	Series 3575, Class EB, 4.000%, 09/15/24	3,258
5,000	Series 3577, Class B, 4.000%, 09/15/24	5,473
800	Series 3578, Class KB, 4.000%, 09/15/24	866
407	Series 3593, Class PC, 5.000%, 05/15/38	433
3,014	Series 3605, Class NB, 5.500%, 06/15/37	3,207
122	Series 3652, Class A, 4.500%, 11/15/24	127
530	Series 3653, Class B, 4.500%, 04/15/30	589
5,750	Series 3653, Class HJ, 5.000%, 04/15/40	6,214
135	Series 3659, Class BD, 5.000%, 01/15/37	148
530	Series 3659, Class VG, 5.000%, 09/15/34	625
1,185	Series 3677, Class KB, 4.500%, 05/15/40	1,343
3,100	Series 3677, Class PB, 4.500%, 05/15/40	3,499
188	Series 3688, Class GT, VAR, 7.177%, 11/15/46	231
260	Series 3715, Class PC, 4.500%, 08/15/40	294
503	Series 3730, Class PL, 4.500%, 01/15/33	509

SEE NOTES TO FINANCIAL STATEMENTS.

170	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
2,686	Series 3740, Class BP, 4.500%, 04/15/38	2,941
761	Series 3747, Class HI, IO, 4.500%, 07/15/37	52
1,597	Series 3747, Class PA, 4.000%, 04/15/38	1,717
421	Series 3755, Class ML, 5.500%, 06/15/29	450
1,275	Series 3794, Class LB, 3.500%, 01/15/26	1,392
2,263	Series 3797, Class PA, 4.500%, 08/15/39	2,377
4,262	Series 3819, Class ZQ, 6.000%, 04/15/36	4,933
1,514	Series 3852, Class TP, IF, 5.500%, 05/15/41	1,491
2,800	Series 3874, Class DW, 3.500%, 06/15/21	3,145
1,600	Series 3885, Class AC, 4.000%, 06/15/26	1,752
977	Series 4085, Class FB, VAR, 0.601%, 01/15/39	980
	Federal Home Loan Mortgage Corp. STRIPS,
2,457	Series 262, Class 35, 3.500%, 07/15/42	2,605
3,950	Series 279, Class F6, VAR, 0.651%, 09/15/42	3,976
	Federal National Mortgage Association - ACES,
1,732	Series 2011-M2, Class A2, 3.645%, 07/25/21	1,909
3,303	Series 2011-M4, Class A1, 2.548%, 06/25/21	3,475
884	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	900
	Federal National Mortgage Association REMIC,
648	Series 1997-57, Class PN, 5.000%, 09/18/27	712
302	Series 1999-51, Class PH, 6.000%, 10/25/29	321
352	Series 2001-63, Class TC, 6.000%, 12/25/31	398
807	Series 2001-81, Class HE, 6.500%, 01/25/32	914
41	Series 2002-24, Class AJ, 6.000%, 04/25/17	44
1,015	Series 2002-75, Class GB, 5.500%, 11/25/32	1,125
253	Series 2002-85, Class PE, 5.500%, 12/25/32	282
300	Series 2003-5, Class EQ, 5.500%, 02/25/23	336
207	Series 2003-21, Class OU, 5.500%, 03/25/33 (m)	231
41	Series 2003-22, Class UH, 4.000%, 12/25/32	42
273	Series 2003-23, Class CH, 5.000%, 04/25/33	298

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
800	Series 2003-26, Class EB, 3.500%, 04/25/33	840
18	Series 2003-32, Class BW, 5.500%, 03/25/32	18
925	Series 2003-41, Class BK, 5.000%, 05/25/18	1,006
400	Series 2003-48, Class TC, 5.000%, 06/25/23	444
390	Series 2003-55, Class HY, 5.000%, 06/25/23	430
806	Series 2003-63, Class YB, 5.000%, 07/25/33	883
192	Series 2003-64, Class VC, 5.000%, 03/25/16	193
909	Series 2003-69, Class N, 5.000%, 07/25/33	998
230	Series 2003-80, Class QG, 5.000%, 08/25/33	260
6	Series 2003-81, Class CB, 4.750%, 09/25/18	6
561	Series 2003-84, Class GE, 4.500%, 09/25/18	595
777	Series 2003-84, Class PG, 5.000%, 03/25/32	798
203	Series 2003-85, Class QD, 5.500%, 09/25/33	240
1,154	Series 2003-86, Class VH, 5.500%, 04/25/22	1,208
141	Series 2003-87, Class TJ, 4.500%, 09/25/18	149
235	Series 2003-94, Class CE, 5.000%, 10/25/33	252
10	Series 2003-109, Class BT, 4.500%, 08/25/22	10
18	Series 2003-113, Class KA, 4.500%, 11/25/18	18
3,983	Series 2003-129, Class ME, 5.000%, 08/25/23	4,224
51	Series 2003-131, Class CG, 5.500%, 05/25/33	53
480	Series 2003-134, Class MH, 5.000%, 06/25/33	507
1,000	Series 2004-44, Class KT, 6.000%, 06/25/24	1,157
541	Series 2004-53, Class NC, 5.500%, 07/25/24	598
1,250	Series 2004-70, Class EB, 5.000%, 10/25/24	1,368
83	Series 2004-81, Class HA, 4.250%, 10/25/24	87

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	171

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
212	Series 2004-91, Class VL, 5.000%, 05/25/23	218
1,161	Series 2005-5, Class CK, 5.000%, 01/25/35	1,250
6,053	Series 2005-22, Class HE, 5.000%, 10/25/33	6,242
3,072	Series 2005-29, Class WC, 4.750%, 04/25/35	3,381
1,400	Series 2005-33, Class QD, 5.000%, 01/25/34	1,461
7,966	Series 2005-44, Class PE, 5.000%, 07/25/33	8,143
567	Series 2005-46, Class CE, 5.000%, 03/25/24	582
119	Series 2005-48, Class TD, 5.500%, 06/25/35	138
517	Series 2005-51, Class ND, 5.500%, 11/25/33	532
1,000	Series 2005-53, Class MJ, 5.500%, 06/25/35	1,173
301	Series 2005-58, Class EP, 5.500%, 07/25/35	339
188	Series 2005-62, Class CP, 4.750%, 07/25/35	207
125	Series 2005-68, Class BE, 5.250%, 08/25/35	142
751	Series 2005-68, Class PG, 5.500%, 08/25/35	848
260	Series 2005-84, Class TK, 5.250%, 09/25/35	264
522	Series 2005-86, Class AX, 5.500%, 10/25/35	557
690	Series 2005-86, Class WD, 5.000%, 03/25/34	713
43	Series 2005-91, Class DA, 4.500%, 10/25/20	44
179	Series 2005-99, Class AE, 5.500%, 12/25/35	191
395	Series 2005-101, Class ND, 5.000%, 06/25/34	404
1,375	Series 2005-102, Class PG, 5.000%, 11/25/35	1,556
111	Series 2005-110, Class GJ, 5.500%, 11/25/30	112
150	Series 2005-110, Class GL, 5.500%, 12/25/35	179
105	Series 2005-110, Class MB, 5.500%, 09/25/35	116
81	Series 2005-116, Class PB, 6.000%, 04/25/34	87

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
274	Series 2005-121, Class V, 4.500%, 06/25/29	283
950	Series 2006-7, Class TD, 6.000%, 04/25/35	1,021
1,085	Series 2006-22, Class CE, 4.500%, 08/25/23	1,191
137	Series 2006-30, Class GA, 5.500%, 07/25/20	143
388	Series 2006-41, Class MC, 5.500%, 07/25/35	410
4,565	Series 2006-44, Class OG, 5.500%, 12/25/34	4,723
1,695	Series 2006-45, Class NW, 5.500%, 01/25/35	1,774
382	Series 2006-49, Class PA, 6.000%, 06/25/36	430
3,593	Series 2006-53, Class CM, 5.000%, 01/25/35	3,704
709	Series 2006-56, Class PF, VAR, 0.552%, 07/25/36	713
1,135	Series 2006-57, Class PD, 5.500%, 01/25/35	1,180
3	Series 2006-63, Class QE, 5.500%, 11/25/32	3
1,735	Series 2006-65, Class TE, 5.500%, 05/25/35	1,829
4	Series 2006-112, Class QA, 5.500%, 03/25/33	4
192	Series 2007-33, Class HE, 5.500%, 04/25/37	215
4,704	Series 2007-63, Class PC, 5.500%, 07/25/36	4,919
102	Series 2007-65, Class KI, IF, IO, 6.418%, 07/25/37	13
163	Series 2007-68, Class KA, 6.000%, 12/25/33	168
668	Series 2007-68, Class PB, 5.500%, 06/25/36	689
1,480	Series 2007-71, Class GB, 6.000%, 07/25/37	1,648
711	Series 2007-71, Class KP, 5.500%, 07/25/37	792
5,380	Series 2007-76, Class PK, 6.000%, 06/25/36	5,678
348	Series 2007-77, Class TC, 5.500%, 09/25/34	356
452	Series 2007-77, Class TD, 5.500%, 01/25/36	483
1,343	Series 2007-80, Class PB, 5.500%, 05/25/34	1,365

SEE NOTES TO FINANCIAL STATEMENTS.

172	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
288	Series 2007-113, Class DB, 4.500%, 12/25/22	319
600	Series 2008-65, Class CD, 4.500%, 08/25/23	649
1,862	Series 2008-68, Class VB, 6.000%, 03/25/27	1,915
195	Series 2008-68, Class VJ, 5.500%, 07/25/19	199
825	Series 2008-68, Class VK, 5.500%, 03/25/27	875
2,820	Series 2008-68, Class VN, 5.500%, 03/25/27	2,894
4,500	Series 2008-70, Class BY, 4.000%, 08/25/23	4,866
60	Series 2008-74, Class B, 5.500%, 09/25/38	67
147	Series 2009-37, Class KI, IF, IO, 5.798%, 06/25/39	17
390	Series 2009-39, Class LB, 4.500%, 06/25/29	428
2,925	Series 2009-62, Class HJ, 6.000%, 05/25/39	3,206
370	Series 2009-71, Class MB, 4.500%, 09/25/24	402
3,750	Series 2009-71, Class XB, 5.000%, 03/25/38	4,020
348	Series 2009-78, Class J, 5.000%, 09/25/19	377
137	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	17
221	Series 2009-86, Class OT, PO, 10/25/37	207
150	Series 2009-86, Class PC, 5.000%, 03/25/37	155
5,633	Series 2009-92, Class AD, 6.000%, 11/25/39	6,413
260	Series 2009-96, Class CB, 4.000%, 11/25/49	275
675	Series 2009-96, Class DB, 4.000%, 11/25/29	731
999	Series 2009-112, Class ST, IF, IO, 6.048%, 01/25/40	118
120	Series 2010-9, Class MD, 5.000%, 02/25/38	136
1,765	Series 2010-10, Class MA, 4.500%, 04/25/34	1,813
3,880	Series 2010-22, Class PE, 5.000%, 03/25/40	4,449
505	Series 2010-35, Class SB, IF, IO, 6.218%, 04/25/40	73
5,000	Series 2010-37, Class CY, 5.000%, 04/25/40	5,588

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
700	Series 2010-41, Class DC, 4.500%, 05/25/25	786
230	Series 2010-48, Class UB, 5.000%, 06/25/36	237
2,500	Series 2010-49, Class KB, 4.000%, 05/25/25	2,743
305	Series 2010-54, Class EA, 4.500%, 06/25/40	330
525	Series 2010-56, Class BD, 5.000%, 12/25/38	558
59	Series 2010-64, Class DM, 5.000%, 06/25/40	65
164	Series 2010-64, Class EH, 5.000%, 10/25/35	170
955	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,093
4,000	Series 2010-103, Class GB, 4.000%, 09/25/20	4,501
550	Series 2010-111, Class AE, 5.500%, 04/25/38	602
4,691	Series 2010-135, Class HE, 3.000%, 01/25/21	4,872
1,054	Series 2011-22, Class MA, 6.500%, 04/25/38	1,175
3,321	Series 2011-39, Class ZA, 6.000%, 11/25/32	3,725
3,242	Series 2011-61, Class V, 4.500%, 08/25/22	3,494
3,000	Series 2011-75, Class BL, 3.500%, 08/25/21	3,341
1,984	Series 2012-137, Class CF, VAR, 0.502%, 08/25/41	1,987
1,270	Series 2012-138, Class ZM, 1.000%, 12/25/42	1,271
	Federal National Mortgage Association STRIPS,
130	Series 293, Class 1, PO, 12/01/24	117
242	Series 314, Class 1, PO, 07/01/31	230
	Government National Mortgage Association,
135	Series 2002-44, Class JC, 6.000%, 07/20/32	155
420	Series 2002-79, Class KL, 5.500%, 11/20/32	496
85	Series 2002-88, Class PH, 5.500%, 12/16/31	87
242	Series 2003-10, Class KJ, 5.500%, 02/20/33	275
424	Series 2003-29, Class PD, 5.500%, 04/16/33	501
886	Series 2003-33, Class NE, 5.500%, 04/16/33	1,011

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	173

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
277	Series 2003-40, Class TD, 5.000%, 03/20/33	291
428	Series 2003-65, Class AP, 5.500%, 08/20/33	490
1,798	Series 2003-77, Class TK, 5.000%, 09/16/33	2,068
936	Series 2004-16, Class GC, 5.500%, 02/20/34	1,115
109	Series 2004-54, Class BG, 5.500%, 07/20/34	125
105	Series 2004-75, Class NG, 5.500%, 09/20/33	111
752	Series 2004-93, Class PD, 5.000%, 11/16/34	877
575	Series 2004-101, Class BE, 5.000%, 11/20/34	677
450	Series 2005-11, Class PL, 5.000%, 02/20/35	528
2,166	Series 2005-26, Class XY, 5.500%, 03/20/35	2,449
982	Series 2005-33, Class AY, 5.500%, 04/16/35	1,118
297	Series 2005-49, Class B, 5.500%, 06/20/35	343
552	Series 2005-51, Class DC, 5.000%, 07/20/35	617
106	Series 2005-56, Class BD, 5.000%, 07/20/35	123
620	Series 2006-38, Class SG, IF, IO, 6.449%, 09/20/33	46
127	Series 2007-26, Class SW, IF, IO, 5.999%, 05/20/37	19
526	Series 2007-37, Class LB, 5.500%, 06/16/37	590
320	Series 2007-79, Class BL, 5.750%, 08/20/37	376
450	Series 2008-7, Class PQ, 5.000%, 02/20/38	498
815	Series 2008-9, Class PW, 5.250%, 02/20/38	941
174	Series 2008-23, Class YA, 5.250%, 03/20/38	198
52	Series 2008-30, Class AB, 4.200%, 02/20/37	53
120	Series 2008-31, Class PK, 4.000%, 06/20/36	123
2,098	Series 2008-33, Class PB, 5.500%, 04/20/38	2,390
177	Series 2008-34, Class PG, 5.250%, 04/20/38	209

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
400	Series 2008-35, Class NF, 5.000%, 04/20/38	466
517	Series 2008-38, Class BE, 5.000%, 07/16/36	574
1,007	Series 2008-38, Class BG, 5.000%, 05/16/38	1,138
154	Series 2008-43, Class NB, 5.500%, 05/20/38	183
655	Series 2008-56, Class PX, 5.500%, 06/20/38	772
1,372	Series 2008-58, Class PD, 5.500%, 08/16/37	1,570
1,100	Series 2008-58, Class PE, 5.500%, 07/16/38	1,308
17	Series 2008-62, Class SA, IF, IO, 5.949%, 07/20/38	3
581	Series 2008-76, Class US, IF, IO, 5.699%, 09/20/38	80
556	Series 2008-95, Class DS, IF, IO, 7.099%, 12/20/38	98
820	Series 2009-14, Class AG, 4.500%, 03/20/39	888
248	Series 2009-15, Class NA, 5.000%, 12/20/38	265
156	Series 2009-61, Class AP, 4.000%, 08/20/39	167
1,319	Series 2009-72, Class SM, IF, IO, 6.048%, 08/16/39	170
802	Series 2009-106, Class ST, IF, IO, 5.799%, 02/20/38	118
175	Series 2010-7, Class EA, 5.000%, 06/16/38	203
333	Series 2010-14, Class QP, 6.000%, 12/20/39	363
563	Series 2010-130, Class BD, 4.000%, 12/20/39	603
689	Series 2010-157, Class OP, PO, 12/20/40	607
4,227	Series 2011-97, Class WA, VAR, 6.063%, 11/20/38	4,839
285	NCUA Guaranteed Notes Trust, Series 2010-C1, Class APT, 2.650%, 10/29/20	302

		383,671

	Non-Agency CMO — 0.8%
310	Banc of America Mortgage Trust, Series 2003-3, Class 1A7, 5.500%, 05/25/33	320
109	CHL Mortgage Pass-Through Trust, Series 2004-8, Class 2A1, 4.500%, 06/25/19	112

SEE NOTES TO FINANCIAL STATEMENTS.

174	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
252	Citicorp Mortgage Securities, Inc., Series 2004-4, Class A4, 5.500%, 06/25/34	264
1,644	Citigroup Mortgage Loan Trust, Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	1,706
	Citigroup Mortgage Loan Trust, Inc.,
114	Series 2003-1, Class 3A4, 5.250%, 09/25/33	121
174	Series 2004-HYB4, Class WA, VAR, 3.013%, 12/25/34	177
115	Credit Suisse First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	118
	CSMC,
198	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	206
783	Series 2011-7R, Class A1, VAR, 1.453%, 08/28/47 (e)	778
711	GMACM Mortgage Loan Trust, Series 2004-J5, Class A7, 6.500%, 01/25/35	755
887	GSR Mortgage Loan Trust, Series 2004-6F, Class 2A4, 5.500%, 05/25/34	933
	JP Morgan Mortgage Trust,
2,123	Series 2006-A2, Class 5A3, VAR, 2.903%, 11/25/33	2,163
336	Series 2007-A1, Class 5A5, VAR, 3.007%, 07/25/35	345
545	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 2A1, VAR, 2.671%, 04/21/34	567
66	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	67
171	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	178
279	PHH Mortgage Trust, Series 2008-CIM2, Class 5A1, 6.000%, 07/25/38	280
41	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	43
71	RALI Trust, Series 2004-QS3, Class CB, 5.000%, 03/25/19	74
	Springleaf Mortgage Loan Trust,
179	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	181
425	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	429
	WaMu Mortgage Pass-Through Certificates,
661	Series 2003-AR11, Class A6, VAR, 2.472%, 10/25/33	677
30	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	31

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
2,193	Wells Fargo Mortgage-Backed Securities Trust, Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	2,218

		12,743

	Total Collateralized Mortgage Obligations (Cost $394,949)	396,414

Commercial Mortgage-Backed Securities — 2.0%
	Banc of America Commercial Mortgage Trust,
1,995	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,253
1,140	Series 2006-5, Class A4, 5.414%, 09/10/47	1,283
200	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-3, Class AM, 4.727%, 07/10/43	213
1,400	BB-UBS Trust, Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	1,412
1,102	Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	1,150
400	Citigroup Commercial Mortgage Trust, Series 2005-C3, Class AM, VAR, 4.830%, 05/15/43	429
50	COBALT CMBS Commercial Mortgage Trust, Series 2006-C1, Class A4, 5.223%, 08/15/48	56
2,200	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 5.862%, 07/10/38	2,489
1,529	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	1,566
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class AJ, VAR, 4.826%, 06/10/48	1,062
1,000	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	1,048
1,400	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2005-CB11, Class AJ, VAR, 5.363%, 08/12/37	1,509
1,000	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2006-CB15, Class A4, VAR, 5.814%, 06/12/43	1,124
	LB-UBS Commercial Mortgage Trust,
1,878	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,932
1,500	Series 2007-C2, Class A3, 5.430%, 02/15/40	1,695
33,490	ML-CFC Commercial Mortgage Trust, Series 2006-4, Class XC, IO, VAR, 0.203%, 12/12/49 (e)	405

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	175

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
	Morgan Stanley Capital I Trust,
1,000	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	1,045
55,558	Series 2007-HQ11, Class X, IO, VAR, 0.235%, 02/12/44 (e)	345
577	Series 2011-C3, Class A3, 4.054%, 07/15/49	644
	Morgan Stanley Re-REMIC Trust,
1,225	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	1,239
88	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	88
1,202	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	1,217
866	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	905
1,040	UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class A4, 3.525%, 05/10/63	1,106
1,850	Wachovia Bank Commercial Mortgage Trust, Series 2005-C22, Class A4, VAR, 5.297%, 12/15/44	2,039
884	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	890
	WFRBS Commercial Mortgage Trust,
771	Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	786
1,800	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,920

	Total Commercial Mortgage-Backed Securities (Cost $31,682)	31,850

Corporate Bonds — 22.5%
	Consumer Discretionary — 1.5%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
1,135	4.250%, 03/01/21	1,243
40	5.000%, 03/30/20	45

		1,288

	Automobiles — 0.2%
	Daimler Finance North America LLC,
1,100	2.250%, 07/31/19 (e)	1,104
584	2.625%, 09/15/16 (e)	609
450	6.500%, 11/15/13	468

		2,181

	Household Durables — 0.0% (g)
83	Newell Rubbermaid, Inc., 4.700%, 08/15/20	92

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — 1.1%
	CBS Corp.,
30	7.875%, 07/30/30	40
1,100	8.875%, 05/15/19	1,476
450	Comcast Cable Communications LLC, 8.875%, 05/01/17	579
	Comcast Corp.,
400	5.700%, 07/01/19	487
335	5.900%, 03/15/16	384
335	6.500%, 01/15/17	402
176	COX Communications, Inc., 5.450%, 12/15/14	191
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
941	1.750%, 01/15/18	926
287	5.000%, 03/01/21	313
422	Discovery Communications LLC, 4.375%, 06/15/21	465
2,000	NBCUniversal Media LLC, 2.875%, 01/15/23	2,003
	News America, Inc.,
30	7.250%, 05/18/18	38
600	7.430%, 10/01/26	760
400	7.600%, 10/11/15	465
200	7.700%, 10/30/25	264
500	Thomson Reuters Corp., (Canada), 3.950%, 09/30/21	534
	Time Warner Cable, Inc.,
500	4.125%, 02/15/21	534
50	8.250%, 04/01/19	65
3,425	8.750%, 02/14/19	4,522
500	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	701
	Viacom, Inc.,
75	1.250%, 02/27/15	76
500	3.125%, 06/15/22	501
361	3.875%, 12/15/21	387
200	4.500%, 03/01/21	223
806	Walt Disney Co. (The), 1.100%, 12/01/17	805

		17,141

	Multiline Retail — 0.1%
1,240	Macy’s Retail Holdings, Inc., 7.450%, 07/15/17	1,530
175	Nordstrom, Inc., 4.000%, 10/15/21	194

		1,724

	Total Consumer Discretionary	22,426

SEE NOTES TO FINANCIAL STATEMENTS.

176	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Staples — 1.3%
	Beverages — 0.4%
773	Anheuser-Busch InBev Worldwide, Inc., 1.500%, 07/14/14	783
287	Brown-Forman Corp., 2.250%, 01/15/23	280
	Coca-Cola Co. (The),
893	1.150%, 04/01/18	891
1,000	1.800%, 09/01/16	1,036
400	4.875%, 03/15/19	474
1,000	Diageo Investment Corp., 2.875%, 05/11/22	1,012
	PepsiCo, Inc.,
400	0.800%, 08/25/14	402
1,257	1.250%, 08/13/17	1,261

		6,139

	Food & Staples Retailing — 0.3%
1,100	CVS Caremark Corp., 4.125%, 05/15/21	1,220
	Kroger Co. (The),
92	5.400%, 07/15/40	99
700	6.150%, 01/15/20	846
1,000	6.400%, 08/15/17	1,195
469	Walgreen Co., 3.100%, 09/15/22	471
930	Wal-Mart Stores, Inc., 3.625%, 07/08/20	1,023

		4,854

	Food Products — 0.5%
	Bunge Ltd. Finance Corp.,
40	5.875%, 05/15/13	40
1,192	8.500%, 06/15/19	1,549
	Cargill, Inc.,
900	3.300%, 03/01/22 (e)	915
400	6.000%, 11/27/17 (e)	478
1,000	7.350%, 03/06/19 (e)	1,285
	General Mills, Inc.,
575	3.150%, 12/15/21	603
100	5.650%, 02/15/19	121
300	HJ Heinz Co., 2.850%, 03/01/22	302
	Kellogg Co.,
435	3.125%, 05/17/22	447
513	3.250%, 05/21/18	556
	Kraft Foods Group, Inc.,
429	3.500%, 06/06/22	449
425	6.875%, 01/26/39	566
50	Mondelez International, Inc., 6.500%, 08/11/17	60

		7,371

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Household Products — 0.1%
200	Kimberly-Clark Corp., 2.400%, 03/01/22	201
1,800	Procter & Gamble Co. (The), 1.450%, 08/15/16	1,848

		2,049

	Total Consumer Staples	20,413

	Energy — 1.7%
	Energy Equipment & Services — 0.3%
	Halliburton Co.,
550	6.150%, 09/15/19	692
750	8.750%, 02/15/21	1,050
	Nabors Industries, Inc.,
400	4.625%, 09/15/21	414
500	9.250%, 01/15/19	636
1,500	National Oilwell Varco, Inc., 2.600%, 12/01/22	1,498
19	Noble Holding International Ltd., (Cayman Islands), 3.950%, 03/15/22	20
233	Schlumberger Investment S.A., (Luxembourg), 3.300%, 09/14/21 (e)	247
	Transocean, Inc., (Cayman Islands),
100	6.500%, 11/15/20	117
460	7.375%, 04/15/18	547

		5,221

	Oil, Gas & Consumable Fuels — 1.4%
800	Anadarko Petroleum Corp., 8.700%, 03/15/19	1,072
	Apache Corp.,
769	2.625%, 01/15/23	747
550	6.000%, 09/15/13	566
400	6.900%, 09/15/18	503
	BP Capital Markets plc, (United Kingdom),
712	3.245%, 05/06/22	732
800	3.875%, 03/10/15	850
900	Burlington Resources, Inc., 8.200%, 03/15/25	1,259
	Canadian Natural Resources Ltd., (Canada),
800	5.700%, 05/15/17	936
500	5.900%, 02/01/18	598
1,000	Chevron Corp., 2.355%, 12/05/22	995
375	ConocoPhillips Holding Co., 6.950%, 04/15/29	515
1,250	Devon Energy Corp., 6.300%, 01/15/19	1,532
550	Encana Corp., (Canada), 5.900%, 12/01/17	649
240	EOG Resources, Inc., 2.625%, 03/15/23	238

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	177

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Occidental Petroleum Corp.,
139	1.750%, 02/15/17	143
441	2.700%, 02/15/23	445
	Petrobras International Finance Co. - Pifco, (Cayman Islands),
1,000	3.500%, 02/06/17	1,028
500	7.875%, 03/15/19	612
173	Phillips 66, 4.300%, 04/01/22	191
	Shell International Finance B.V., (Netherlands),
44	3.100%, 06/28/15	47
1,555	4.300%, 09/22/19	1,801
40	4.375%, 03/25/20	46
	Spectra Energy Capital LLC,
503	3.300%, 03/15/23	500
50	6.200%, 04/15/18	61
70	8.000%, 10/01/19	92
1,200	Statoil ASA, (Norway), 3.125%, 08/17/17	1,301
200	Suncor Energy, Inc., (Canada), 6.100%, 06/01/18	242
821	Total Capital Canada Ltd., (Canada), 2.750%, 07/15/23	828
	Total Capital International S.A., (France),
138	1.550%, 06/28/17	140
200	2.875%, 02/17/22	207
	Total Capital S.A., (France),
240	2.300%, 03/15/16	250
598	4.125%, 01/28/21	674
	TransCanada PipeLines Ltd., (Canada),
1,000	2.500%, 08/01/22	980
500	3.800%, 10/01/20	556
300	7.125%, 01/15/19	384

		21,720

	Total Energy	26,941

	Financials — 8.7%
	Capital Markets — 2.0%
	Bank of New York Mellon Corp. (The),
80	2.950%, 06/18/15	84
1,340	4.150%, 02/01/21	1,493
155	4.600%, 01/15/20	178
200	BlackRock, Inc., 6.250%, 09/15/17	243
470	Blackstone Holdings Finance Co. LLC, 4.750%, 02/15/23 (e)	509
500	CDP Financial, Inc., (Canada), 4.400%, 11/25/19 (e)	573

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
40	Charles Schwab Corp. (The), 3.225%, 09/01/22	41
80	Credit Suisse USA, Inc., 5.125%, 08/15/15	88
500	Deutsche Bank AG, (Germany), 3.250%, 01/11/16	531
300	Deutsche Bank Financial LLC, 5.375%, 03/02/15	319
	Goldman Sachs Group, Inc. (The),
500	3.300%, 05/03/15	523
90	3.625%, 02/07/16	96
500	3.625%, 01/22/23	505
112	3.700%, 08/01/15	118
196	5.250%, 07/27/21	223
900	5.375%, 03/15/20	1,035
1,195	6.000%, 06/15/20	1,425
5,150	7.500%, 02/15/19	6,511
	Jefferies Group, Inc.,
150	6.875%, 04/15/21	174
1,600	8.500%, 07/15/19	1,995
	Macquarie Group Ltd., (Australia),
200	7.300%, 08/01/14 (e)	214
800	7.625%, 08/13/19 (e)	969
	Merrill Lynch & Co., Inc.,
600	6.400%, 08/28/17	704
2,000	6.875%, 04/25/18	2,425
	Morgan Stanley,
323	3.450%, 11/02/15	337
50	5.300%, 03/01/13	50
1,000	5.450%, 01/09/17	1,119
331	5.500%, 07/24/20	380
2,500	5.625%, 09/23/19	2,892
510	5.750%, 01/25/21	591
1,400	6.000%, 04/28/15	1,528
1,700	7.300%, 05/13/19	2,109
	Nomura Holdings, Inc., (Japan),
275	4.125%, 01/19/16	292
300	5.000%, 03/04/15	319
928	UBS AG, (Switzerland), 5.750%, 04/25/18	1,104

		31,697

	Commercial Banks — 2.4%
400	American Express Centurion Bank, 6.000%, 09/13/17	478
	Bank of Montreal, (Canada),
494	1.300%, 10/31/14 (e)	501
1,162	1.400%, 09/11/17	1,164

SEE NOTES TO FINANCIAL STATEMENTS.

178	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
	Bank of Nova Scotia, (Canada),
1,500	1.375%, 12/18/17	1,500
500	2.550%, 01/12/17	525
400	4.375%, 01/13/21	457
475	Barclays Bank plc, (United Kingdom), 5.200%, 07/10/14	503
	BB&T Corp.,
705	3.200%, 03/15/16	753
45	3.375%, 09/25/13	46
60	3.950%, 04/29/16	65
500	5.200%, 12/23/15	557
319	5.700%, 04/30/14	338
521	Canadian Imperial Bank of Commerce, (Canada), 0.900%, 10/01/15	523
	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands),
114	2.125%, 10/13/15	118
553	3.875%, 02/08/22	587
350	4.500%, 01/11/21	391
1,400	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	1,450
1,400	Fifth Third Bancorp, 3.625%, 01/25/16	1,501
	HSBC Bank plc, (United Kingdom),
1,246	1.625%, 07/07/14 (e)	1,266
523	3.100%, 05/24/16 (e)	555
1,000	3.500%, 06/28/15 (e)	1,060
1,100	4.750%, 01/19/21 (e)	1,262
1,000	HSBC Holdings plc, (United Kingdom), 5.100%, 04/05/21	1,165
	KeyCorp,
400	5.100%, 03/24/21	465
900	6.500%, 05/14/13	910
1,000	Macquarie Bank Ltd., (Australia), 3.450%, 07/27/15 (e)	1,040
1,000	Manufacturers & Traders Trust Co., 6.625%, 12/04/17	1,216
1,000	National Australia Bank Ltd., (Australia), 3.000%, 07/27/16 (e)	1,059
250	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	253
	National City Corp.,
400	4.900%, 01/15/15	431
100	6.875%, 05/15/19	125
591	Nordea Bank AB, (Sweden), 4.875%, 05/13/21 (e)	639

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	PNC Funding Corp.,
100	3.000%, 05/19/14	103
50	5.125%, 02/08/20	59
50	5.250%, 11/15/15	56
50	5.625%, 02/01/17	57
725	6.700%, 06/10/19	922
1,302	Royal Bank of Canada, (Canada), 1.200%, 09/19/17	1,305
800	SunTrust Banks, Inc., 3.600%, 04/15/16	857
706	Svenska Handelsbanken AB, (Sweden), 3.125%, 07/12/16	754
	Toronto-Dominion Bank (The), (Canada),
400	1.500%, 03/13/17 (e)	409
1,041	2.500%, 07/14/16	1,093
	U.S. Bancorp,
307	1.650%, 05/15/17	312
60	2.450%, 07/27/15	63
215	2.950%, 07/15/22	214
732	4.125%, 05/24/21	821
1,000	Wachovia Bank N.A., 6.000%, 11/15/17	1,201
	Wachovia Corp.,
1,000	5.750%, 06/15/17	1,177
3,895	5.750%, 02/01/18	4,648

		36,954

	Consumer Finance — 1.0%
	American Express Co.,
200	6.150%, 08/28/17	239
1,820	7.000%, 03/19/18	2,279
1,450	American Honda Finance Corp., 7.625%, 10/01/18 (e)	1,891
3,360	Capital One Bank USA N.A., 3.375%, 02/15/23	3,381
675	Caterpillar Financial Services Corp., 7.150%, 02/15/19	875
	Ford Motor Credit Co. LLC,
627	3.000%, 06/12/17	643
757	3.984%, 06/15/16	801
240	4.207%, 04/15/16	255
460	HSBC Finance Corp., 5.000%, 06/30/15	499
	John Deere Capital Corp.,
65	1.700%, 01/15/20	64
250	3.150%, 10/15/21	263
	PACCAR Financial Corp.,
400	1.550%, 09/29/14	407
591	1.600%, 03/15/17	600

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	179

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — Continued
	Toyota Motor Credit Corp.,
429	1.250%, 10/05/17	430
1,700	2.000%, 09/15/16	1,763
800	2.625%, 01/10/23	794

		15,184

	Diversified Financial Services — 2.2%
	Bank of America Corp.,
53	3.300%, 01/11/23	53
360	3.625%, 03/17/16	382
520	4.900%, 05/01/13	524
780	5.000%, 05/13/21	880
865	5.625%, 07/01/20	1,012
585	5.650%, 05/01/18	679
427	6.500%, 08/01/16	493
1,130	7.375%, 05/15/14	1,216
2,600	7.625%, 06/01/19	3,316
	Citigroup, Inc.,
600	2.250%, 08/07/15	613
619	4.587%, 12/15/15	672
490	4.750%, 05/19/15	526
829	5.375%, 08/09/20	973
5,400	8.500%, 05/22/19	7,238
	CME Group, Inc.,
1,250	3.000%, 09/15/22	1,264
131	5.750%, 02/15/14	137
	General Electric Capital Corp.,
636	1.600%, 11/20/17	640
200	2.100%, 12/11/19	204
337	2.250%, 11/09/15	349
125	4.375%, 09/16/20	140
6,700	4.625%, 01/07/21	7,576
331	5.300%, 02/11/21	381
1,600	5.500%, 01/08/20	1,899
80	5.625%, 09/15/17	94
850	5.625%, 05/01/18	1,008
70	5.875%, 01/14/38	82
490	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 3.250%, 11/08/22 (e)	484
650	National Rural Utilities Cooperative Finance Corp., 10.375%, 11/01/18	956

		33,791

	Insurance — 0.8%
500	Aflac, Inc., 8.500%, 05/15/19	681

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
	Aon Corp.,
621	3.125%, 05/27/16	655
94	3.500%, 09/30/15	99
	Berkshire Hathaway Finance Corp.,
267	2.450%, 12/15/15	280
2,160	5.400%, 05/15/18	2,590
61	Chubb Corp. (The), 5.750%, 05/15/18	75
	CNA Financial Corp.,
50	5.850%, 12/15/14	54
860	5.875%, 08/15/20	1,021
420	6.500%, 08/15/16	484
	Lincoln National Corp.,
96	4.200%, 03/15/22	104
768	4.850%, 06/24/21	865
	Metropolitan Life Global Funding I,
710	1.700%, 06/29/15 (e)	726
1,600	3.000%, 01/10/23 (e)	1,596
400	3.125%, 01/11/16 (e)	423
426	3.875%, 04/11/22 (e)	459
	New York Life Global Funding,
500	3.000%, 05/04/15 (e)	527
800	5.375%, 09/15/13 (e)	821
471	Principal Financial Group, Inc., 3.125%, 05/15/23	471
150	Prudential Insurance Co. of America (The), 8.300%, 07/01/25 (e)	205

		12,136

	Real Estate Investment Trusts (REITs) — 0.3%
	CommonWealth REIT,
400	6.250%, 08/15/16	439
600	6.650%, 01/15/18	682
1,272	ERP Operating LP, 4.625%, 12/15/21	1,428
	HCP, Inc.,
662	2.625%, 02/01/20	666
50	3.750%, 02/01/19	54
200	Simon Property Group LP, 6.125%, 05/30/18	244
	WEA Finance LLC/WT Finance Aust Pty Ltd.,
526	3.375%, 10/03/22 (e)	534
700	6.750%, 09/02/19 (e)	867

		4,914

	Thrifts & Mortgage Finance — 0.0% (g)
400	Countrywide Financial Corp., 6.250%, 05/15/16	446

SEE NOTES TO FINANCIAL STATEMENTS.

180	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Thrifts & Mortgage Finance — Continued
442	Stadshypotek AB, (Sweden), 1.875%, 10/02/19 (e)	442

		888

	Total Financials	135,564

	Health Care — 0.8%
	Biotechnology — 0.2%
1,350	Amgen, Inc., 4.100%, 06/15/21	1,490
700	Celgene Corp., 3.950%, 10/15/20	754

		2,244

	Health Care Equipment & Supplies — 0.0% (g)
562	Baxter International, Inc., 2.400%, 08/15/22	549

	Health Care Providers & Services — 0.3%
381	Aetna, Inc., 1.750%, 05/15/17	387
96	McKesson Corp., 0.950%, 12/04/15	96
1,250	Medco Health Solutions, Inc., 7.125%, 03/15/18	1,549
	UnitedHealth Group, Inc.,
115	2.750%, 02/15/23	114
1,500	2.875%, 03/15/23	1,494
187	3.375%, 11/15/21	197
400	4.700%, 02/15/21	459
	WellPoint, Inc.,
100	2.375%, 02/15/17	104
700	3.300%, 01/15/23	708

		5,108

	Pharmaceuticals — 0.3%
1,304	AbbVie, Inc., 2.900%, 11/06/22 (e)	1,303
250	Actavis, Inc., 3.250%, 10/01/22	252
400	Bristol-Myers Squibb Co., 2.000%, 08/01/22	383
1,400	Merck & Co., Inc., 6.000%, 09/15/17	1,698
375	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 3.650%, 11/10/21	398
731	Teva Pharmaceutical Finance IV LLC, 2.250%, 03/18/20	737
174	Zoetis, Inc., 1.875%, 02/01/18 (e)	174

		4,945

	Total Health Care	12,846

	Industrials — 2.2%
	Aerospace & Defense — 0.6%
750	Boeing Co. (The), 7.950%, 08/15/24	1,088
2,000	General Dynamics Corp., 2.250%, 11/15/22	1,921
1,200	Honeywell International, Inc., 4.250%, 03/01/21	1,380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
850	Lockheed Martin Corp., 4.250%, 11/15/19	958
325	Northrop Grumman Corp., 5.050%, 08/01/19	378
1,500	Precision Castparts Corp., 2.500%, 01/15/23	1,479
1,550	United Technologies Corp., 6.125%, 02/01/19	1,939

		9,143

	Air Freight & Logistics — 0.0% (g)
157	United Parcel Service, Inc., 2.450%, 10/01/22	156

	Airlines — 0.1%
98	American Airlines, 2011-1 Class A Pass-Through Trust, 5.250%, 01/31/21	106
656	American Airlines, 2011-2 Class A Pass-Through Trust, 8.625%, 10/15/21	682
358	Continental Airlines, 2007-1 Class A Pass-Through Trust, 5.983%, 04/19/22	405
297	Continental Airlines, 2012-2 Class A Pass-Through Trust, 4.000%, 10/29/24	309
52	Delta Air Lines, 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	57
90	Delta Air Lines, 2011-1 Class A Pass-Through Trust, 5.300%, 04/15/19	100
535	Delta Air Lines, 2012-1 Class A Pass-Through Trust, 4.750%, 05/07/20	579

		2,238

	Commercial Services & Supplies — 0.3%
1,180	ADT Corp. (The), 4.125%, 06/15/23 (e)	1,207
200	Pitney Bowes, Inc., 5.000%, 03/15/15	211
	Republic Services, Inc.,
417	3.550%, 06/01/22	435
1,200	5.500%, 09/15/19	1,427
	Waste Management, Inc.,
862	2.900%, 09/15/22	849
242	4.600%, 03/01/21	273
150	4.750%, 06/30/20	171

		4,573

	Construction & Engineering — 0.1%
350	ABB Finance USA, Inc., 2.875%, 05/08/22	354
526	Fluor Corp., 3.375%, 09/15/21	551

		905

	Electrical Equipment — 0.0% (g)
272	Eaton Corp., 1.500%, 11/02/17 (e)	273

	Industrial Conglomerates — 0.1%
784	Danaher Corp., 3.900%, 06/23/21	874

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	181

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Industrial Conglomerates — Continued
	Koninklijke Philips Electronics N.V., (Netherlands),
200	3.750%, 03/15/22	215
480	5.750%, 03/11/18	576

		1,665

	Machinery — 0.1%
	Caterpillar, Inc.,
900	3.900%, 05/27/21	998
30	7.900%, 12/15/18	40
	Deere & Co.,
298	2.600%, 06/08/22	300
700	4.375%, 10/16/19	815

		2,153

	Road & Rail — 0.9%
	Burlington Northern Santa Fe LLC,
125	3.600%, 09/01/20	134
2,000	4.100%, 06/01/21	2,212
600	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	768
	CSX Corp.,
3,000	6.250%, 03/15/18	3,638
230	7.375%, 02/01/19	295
	ERAC USA Finance LLC,
1,500	3.300%, 10/15/22 (e)	1,507
315	4.500%, 08/16/21 (e)	347
	Norfolk Southern Corp.,
363	2.903%, 02/15/23 (e)	362
829	3.250%, 12/01/21	864
	Ryder System, Inc.,
290	2.500%, 03/01/17	298
535	3.500%, 06/01/17	573
100	3.600%, 03/01/16	105
1,931	Union Pacific Corp., 4.163%, 07/15/22	2,170

		13,273

	Total Industrials	34,379

	Information Technology — 1.1%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
180	4.450%, 01/15/20	208
250	5.500%, 02/22/16	285

		493

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 0.1%
	Hewlett-Packard Co.,
937	4.375%, 09/15/21	941
1,100	4.750%, 06/02/14	1,148
30	6.125%, 03/01/14	32

		2,121

	Electronic Equipment, Instruments & Components — 0.2%
	Arrow Electronics, Inc.,
390	3.375%, 11/01/15	406
155	6.000%, 04/01/20	174
160	6.875%, 07/01/13	163
1,350	7.500%, 01/15/27	1,626

		2,369

	Internet Software & Services — 0.1%
	eBay, Inc.,
93	2.600%, 07/15/22	93
1,250	3.250%, 10/15/20	1,335

		1,428

	IT Services — 0.1%
	International Business Machines Corp.,
252	1.250%, 02/06/17	255
1,000	1.875%, 05/15/19	1,017
629	1.950%, 07/22/16	653
40	8.375%, 11/01/19	56

		1,981

	Office Electronics — 0.1%
1,650	Xerox Corp., 5.625%, 12/15/19	1,870

	Semiconductors & Semiconductor Equipment — 0.2%
1,501	Intel Corp., 3.300%, 10/01/21	1,569
837	Texas Instruments, Inc., 2.375%, 05/16/16	877

		2,446

	Software — 0.3%
942	Intuit, Inc., 5.750%, 03/15/17	1,080
1,500	Microsoft Corp., 4.200%, 06/01/19	1,726
	Oracle Corp.,
1,285	2.500%, 10/15/22	1,265
720	5.750%, 04/15/18	871
50	6.500%, 04/15/38	68

		5,010

	Total Information Technology	17,718

SEE NOTES TO FINANCIAL STATEMENTS.

182	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Materials — 1.2%
	Chemicals — 0.7%
	Dow Chemical Co. (The),
542	3.000%, 11/15/22	530
89	4.250%, 11/15/20	98
325	5.900%, 02/15/15	357
32	8.550%, 05/15/19	43
	E.I. du Pont de Nemours & Co.,
200	5.750%, 03/15/19	244
1,500	6.000%, 07/15/18	1,855
	Ecolab, Inc.,
792	1.000%, 08/09/15	796
279	1.450%, 12/08/17	278
1,160	Mosaic Co. (The), 3.750%, 11/15/21	1,219
650	Potash Corp. of Saskatchewan, Inc., (Canada), 6.500%, 05/15/19	811
	PPG Industries, Inc.,
550	3.600%, 11/15/20	587
50	5.750%, 03/15/13	50
1,325	6.650%, 03/15/18	1,636
25	7.400%, 08/15/19	30
	Praxair, Inc.,
250	2.200%, 08/15/22	242
1,000	3.000%, 09/01/21	1,041
100	4.625%, 03/30/15	108
240	5.200%, 03/15/17	280
315	Rohm & Haas Co., 7.850%, 07/15/29	435
400	Union Carbide Corp., 7.500%, 06/01/25	497

		11,137

	Construction Materials — 0.1%
309	CRH America, Inc., 6.000%, 09/30/16	352

	Metals & Mining — 0.4%
	Barrick Gold Corp., (Canada),
900	2.900%, 05/30/16	946
500	6.950%, 04/01/19	620
650	BHP Billiton Finance USA Ltd., (Australia), 5.500%, 04/01/14	685
	Freeport-McMoRan Copper & Gold, Inc.,
350	1.400%, 02/13/15	353
352	2.150%, 03/01/17	357
1,600	3.875%, 03/15/23	1,599
172	Nucor Corp., 5.850%, 06/01/18	208
	Rio Tinto Finance USA Ltd., (Australia),
38	3.500%, 11/02/20	40
800	4.125%, 05/20/21	876
650	6.500%, 07/15/18	806
120	8.950%, 05/01/14	131

		6,621

	Total Materials	18,110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.2%
	Diversified Telecommunication Services — 1.0%
	AT&T, Inc.,
1,800	1.400%, 12/01/17	1,796
1,500	4.450%, 05/15/21	1,695
1,000	5.500%, 02/01/18	1,182
850	5.600%, 05/15/18	1,014
256	British Telecommunications plc, (United Kingdom), 2.000%, 06/22/15	262
1,200	CenturyLink, Inc., 6.450%, 06/15/21	1,280
900	Deutsche Telekom International Finance B.V., (Netherlands), 6.750%, 08/20/18	1,115
	France Telecom S.A., (France),
525	2.750%, 09/14/16	550
50	8.500%, 03/01/31	71
1,061	GTP Acquisition Partners I LLC, 4.347%, 06/15/16 (e)	1,148
267	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	268
400	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	417
	Telefonica Emisiones S.A.U., (Spain),
114	5.462%, 02/16/21	120
400	6.221%, 07/03/17	444
	Verizon Communications, Inc.,
1,750	5.500%, 02/15/18	2,075
245	5.550%, 02/15/16	277
1,334	8.750%, 11/01/18	1,820

		15,534

	Wireless Telecommunication Services — 0.2%
379	America Movil S.A.B. de C.V., (Mexico), 3.125%, 07/16/22	376
1,000	Crown Castle Towers LLC, 3.214%, 08/15/15 (e)	1,045
	Vodafone Group plc, (United Kingdom),
1,400	2.500%, 09/26/22	1,347
500	5.625%, 02/27/17	582

		3,350

	Total Telecommunication Services	18,884

	Utilities — 2.8%
	Electric Utilities — 2.0%
800	Appalachian Power Co., 4.600%, 03/30/21	917
461	Carolina Power & Light Co., 2.800%, 05/15/22	473
237	Comision Federal de Electricidad, (Mexico), 4.875%, 05/26/21 (e)	259

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	183

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Electric Utilities — Continued
2,150	Commonwealth Edison Co., 1.625%, 01/15/14	2,172
	DTE Electric Co.,
197	2.650%, 06/15/22	200
200	3.900%, 06/01/21	223
	Duke Energy Carolinas LLC,
1,250	3.900%, 06/15/21	1,404
50	6.450%, 10/15/32	65
233	Duke Energy Corp., 3.550%, 09/15/21	246
160	Duke Energy Indiana, Inc., 3.750%, 07/15/20	176
400	Enel Finance International N.V., (Netherlands), 5.125%, 10/07/19 (e)	425
3,700	Georgia Power Co., 4.250%, 12/01/19	4,247
1,663	Great Plains Energy, Inc., 4.850%, 06/01/21	1,830
1,000	Hydro-Quebec, (Canada), 8.400%, 01/15/22	1,429
25	Indiana Michigan Power Co., 7.000%, 03/15/19	32
	Nevada Power Co.,
1,000	6.500%, 08/01/18	1,250
1,000	7.125%, 03/15/19	1,291
	NextEra Energy Capital Holdings, Inc.,
216	1.200%, 06/01/15	218
200	6.000%, 03/01/19	236
40	7.875%, 12/15/15	47
	Nisource Finance Corp.,
300	3.850%, 02/15/23	308
500	5.450%, 09/15/20	586
100	6.800%, 01/15/19	122
300	NSTAR Electric Co., 2.375%, 10/15/22	296
300	Oncor Electric Delivery Co. LLC, 7.000%, 09/01/22	384
	Pacific Gas & Electric Co.,
794	2.450%, 08/15/22	784
424	3.250%, 09/15/21	451
50	6.050%, 03/01/34	64
200	PacifiCorp, 5.650%, 07/15/18	245
1,500	Pennsylvania Electric Co., 6.050%, 09/01/17	1,752
752	PPL Capital Funding, Inc., 4.200%, 06/15/22	794
224	PPL Electric Utilities Corp., 2.500%, 09/01/22	224
490	Progress Energy, Inc., 4.400%, 01/15/21	545
74	Public Service Co. of Colorado, 3.200%, 11/15/20	80
220	Public Service Co. of Oklahoma, 4.400%, 02/01/21	247
25	Public Service Electric & Gas Co., 2.700%, 05/01/15	26

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	Southern California Edison Co.,
958	3.875%, 06/01/21	1,075
650	5.500%, 08/15/18	795
1,860	Southwestern Electric Power Co., 6.450%, 01/15/19	2,270
1,500	Southwestern Public Service Co., 8.750%, 12/01/18	2,017
429	Virginia Electric and Power Co., 2.950%, 01/15/22	450

		30,655

	Gas Utilities — 0.3%
939	AGL Capital Corp., 3.500%, 09/15/21	1,005
	Atmos Energy Corp.,
380	4.950%, 10/15/14	405
1,365	8.500%, 03/15/19	1,848
843	CenterPoint Energy Resources Corp., 4.500%, 01/15/21	947
1,153	Texas Eastern Transmission LP, 2.800%, 10/15/22 (e)	1,149

		5,354

	Independent Power Producers & Energy Traders — 0.1%
180	Exelon Generation Co. LLC, 4.000%, 10/01/20	190
	PSEG Power LLC,
500	4.150%, 09/15/21	538
350	5.125%, 04/15/20	397

		1,125

	Multi-Utilities — 0.3%
500	CenterPoint Energy, Inc., 6.500%, 05/01/18	610
	Consumers Energy Co.,
137	2.850%, 05/15/22	141
1,060	5.650%, 04/15/20	1,299
350	Dominion Resources, Inc., 5.200%, 08/15/19	417
6	San Diego Gas & Electric Co., 5.350%, 05/15/40	7
	Sempra Energy,
500	2.000%, 03/15/14	507
1,400	9.800%, 02/15/19	1,978

		4,959

	Water Utilities — 0.1%
1,700	American Water Capital Corp., 6.085%, 10/15/17	2,033

	Total Utilities	44,126

	Total Corporate Bonds (Cost $331,794)	351,407

SEE NOTES TO FINANCIAL STATEMENTS.

184	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Foreign Government Security — 0.1%
1,600	Province of Ontario, (Canada), 0.950%, 05/26/15 (Cost $1,600)	1,616

Mortgage Pass-Through Securities — 5.4%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
7,497	5.500%, 01/01/24 - 02/01/24	8,117
505	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 5.500%, 05/01/27	550
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
3,542	4.500%, 05/01/41	3,800
572	5.000%, 10/01/33	637
16	6.000%, 12/01/36	17
2,452	Federal Home Loan Mortgage Corp. Gold Pools, Other, 3.500%, 06/01/42	2,600
	Federal National Mortgage Association, 15 Year, Single Family,
228	6.000%, 10/01/19 - 01/01/24	243
2,593	Federal National Mortgage Association, 20 Year, Single Family, 3.500%, 08/01/32	2,752
	Federal National Mortgage Association, 30 Year, Single Family,
3,042	5.000%, 03/01/36 - 08/01/40	3,390
486	5.500%, 02/01/38	532
1,969	6.000%, 12/01/32 - 04/01/35	2,210
334	6.500%, 10/01/37 - 10/01/38	373
224	7.000%, 04/01/37	257
	Federal National Mortgage Association, Other,
2,695	VAR, 0.560%, 01/01/23	2,705
3,000	1.446%, 07/01/17	3,057
2,000	2.004%, 07/01/19	2,038
997	2.190%, 12/01/22	996
1,500	2.211%, 04/01/19	1,565
2,694	2.418%, 12/01/22	2,714
1,600	2.480%, 12/01/22	1,621
1,340	2.490%, 10/01/17	1,420
3,995	2.490%, 01/01/23	4,045
2,200	2.530%, 03/01/23	2,233
2,000	2.650%, 08/01/22	2,045
2,000	2.670%, 07/01/22	2,050
1,374	3.131%, 12/01/21	1,462
1,500	3.482%, 11/01/20	1,632
3,500	3.492%, 01/01/18	3,842
1,750	3.590%, 10/01/20	1,927

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,000	3.596%, 12/01/20	1,094
2,510	3.658%, 10/01/20	2,755
4,934	3.730%, 06/01/18	5,527
1,699	3.810%, 01/01/19	1,876
3,400	3.895%, 09/01/21	3,796
1,271	3.988%, 07/01/21	1,423
1,000	4.402%, 07/01/21	1,146
1,957	4.474%, 04/01/21	2,248
773	4.515%, 02/01/20	889
978	4.794%, 01/01/21	1,140
1,082	Government National Mortgage Association II, 30 Year, Single Family, 6.000%, 09/20/38	1,246

	Total Mortgage Pass-Through Securities (Cost $81,297)	83,970

Supranational — 0.0% (g)
641	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $644)	679

U.S. Government Agency Securities — 17.2%
25,655	Federal Home Loan Bank, 1.750%, 09/11/15	26,524
	Federal Home Loan Mortgage Corp.,
74,000	1.000%, 06/29/17	74,851
20,000	1.750%, 05/30/19	20,627
18,800	2.875%, 02/09/15	19,734
28,700	3.750%, 03/27/19	32,990
20,000	4.500%, 01/15/14	20,745
	Federal National Mortgage Association,
20,000	1.375%, 11/15/16	20,601
14,000	1.500%, 06/26/13 (m)	14,061
12,600	1.625%, 10/26/15	13,003
21,500	5.000%, 02/13/17	25,193

	Total U.S. Government Agency Securities (Cost $263,438)	268,329

U.S. Treasury Obligations — 21.9%
	U.S. Treasury Inflation Indexed Notes,
82,500	0.125%, 01/15/22	91,007
20,000	0.125%, 07/15/22	21,747
40,000	1.625%, 01/15/18	51,240
91,400	1.875%, 07/15/15	118,603
16,000	2.125%, 01/15/19	20,907
30,000	2.500%, 07/15/16	39,500

	Total U.S. Treasury Obligations (Cost $334,420)	343,004

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	185

JPMorgan Inflation Managed Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.1%
	Investment Company — 2.1%
32,351	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.070% † (b) (l) (m) (Cost $32,351)	32,351

	Total Investments — 100.1% (Cost $1,526,664)	1,564,498
	Liabilities in Excess of Other Assets — (0.1)%	(1,518)

	NET ASSETS — 100.0%	$1,562,980

Percentages indicated are based on net assets.

Inflation-Linked Swaps
	RATE TYPE (r)
SWAP COUNTERPARTY	PAYMENTS MADE BY THE FUND	PAYMENTS RECEIVED BY THE FUND	TERMINATION DATE	NOTIONAL AMOUNT	VALUE
Barclays Bank plc	1.740% at termination	CPI-U at termination	06/24/14	$15,000	$299
Barclays Bank plc	2.095% at termination	CPI-U at termination	05/24/16	7,000	72
Barclays Bank plc	2.590% at termination	CPI-U at termination	12/31/19	17,000	(66)
BNP Paribas S.A.	1.970% at termination	CPI-U at termination	01/31/14	47,000	564
BNP Paribas S.A.	2.125% at termination	CPI-U at termination	01/25/15	4,000	34
BNP Paribas S.A.	2.530% at termination	CPI-U at termination	02/22/18	83,000	(202)
Citibank, N.A.	1.470% at termination	CPI-U at termination	08/26/15	40,000	1,827
Credit Suisse International	2.085% at termination	CPI-U at termination	06/01/17	25,000	135
Deutsche Bank AG, New York	1.990% at termination	CPI-U at termination	06/08/15	8,000	91
Deutsche Bank AG, New York	2.380% at termination	CPI-U at termination	06/02/16	120,000	(1,380)
Deutsche Bank AG, New York	2.500% at termination	CPI-U at termination	02/25/18	23,000	(15)
Morgan Stanley Capital Services	2.610% at termination	CPI-U at termination	04/28/16	104,000	(1,953)
Morgan Stanley Capital Services	1.970% at termination	CPI-U at termination	08/30/16	75,000	680
Royal Bank of Scotland	2.050% at termination	CPI-U at termination	02/16/14	50,000	389
Royal Bank of Scotland	2.150% at termination	CPI-U at termination	02/16/15	20,000	111
Royal Bank of Scotland	2.270% at termination	CPI-U at termination	08/02/15	77,000	(1,040)
UBS Warburg	1.840% at termination	CPI-U at termination	06/24/13	25,000	9
UBS Warburg	1.770% at termination	CPI-U at termination	06/27/13	25,000	37
UBS Warburg	2.438% at termination	CPI-U at termination	03/02/16	20,000	(147)

					$(555)

SEE NOTES TO FINANCIAL STATEMENTS.

186	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 14.2%
2,505	Accredited Mortgage Loan Trust, Series 2003-3, Class A1, SUB, 5.210%, 01/25/34	2,389
5,000	Ally Auto Receivables Trust, Series 2010-4, Class A4, 1.350%, 12/15/15	5,049
1,104	American Credit Acceptance Receivables Trust, Series 2012-2, Class A, 1.890%, 07/15/16 (e)	1,108
	AmeriCredit Automobile Receivables Trust,
1,861	Series 2011-1, Class A3, 1.390%, 09/08/15	1,868
1,935	Series 2011-3, Class A3, 1.170%, 01/08/16	1,943
1,478	Ameriquest Mortgage Securities Asset-Backed Pass-Through Certificates, Series 2003-7, Class M1, VAR, 1.477%, 08/25/33	1,448
	Amortizing Residential Collateral Trust,
91	Series 2002-BC4, Class A, VAR, 0.782%, 07/25/32	82
1,079	Series 2002-BC6, Class M1, VAR, 1.327%, 08/25/32	915
3,653	Series 2002-BC9, Class M1, VAR, 1.852%, 12/25/32	2,997
	Amresco Residential Securities Corp. Mortgage Loan Trust,
212	Series 1997-2, Class M1A, VAR, 0.757%, 06/25/27	205
1,048	Series 1998-1, Class M1A, VAR, 0.847%, 01/25/28	945
1,254	Series 1998-3, Class M1A, VAR, 0.832%, 09/25/28	1,029
533	Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE7, Class M2, VAR, 2.826%, 12/15/33	510
	Bear Stearns Asset-Backed Securities I Trust,
9,348	Series 2005-CL1, Class M1, VAR, 0.832%, 09/25/34	1,238
2,735	Series 2005-HE1, Class M2, VAR, 1.447%, 01/25/35	2,391
1,697	Bear Stearns Asset-Backed Securities Trust, Series 2003-SD1, Class A, VAR, 0.652%, 12/25/33	1,679
775	BNC Mortgage Loan Trust, Series 2007-2, Class A2, VAR, 0.302%, 05/25/37	756
4,859	CarMax Auto Owner Trust, Series 2011-3, Class A3, 1.070%, 06/15/16	4,893
355	Centex Home Equity Loan Trust, Series 2002-A, Class MV1, VAR, 1.052%, 01/25/32	247
	Countrywide Asset-Backed Certificates,
166	Series 2002-1, Class A, VAR, 0.762%, 08/25/32	127
173	Series 2002-BC1, Class A, VAR, 0.862%, 04/25/32	105

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

209	Series 2002-BC2, Class A, VAR, 0.742%, 04/25/32	129
61	Series 2003-BC2, Class 2A1, VAR, 0.802%, 06/25/33	52
2,131	Series 2003-BC5, Class M1, VAR, 1.252%, 09/25/33	1,281
503	Series 2004-2, Class M4, VAR, 1.702%, 03/25/34	88
407	Series 2004-S1, Class M2, SUB, 5.084%, 02/25/35	336
999	Countrywide Home Equity Loan Trust, Series 2004-A, Class A, VAR, 0.421%, 04/15/30	857
	CWABS Revolving Home Equity Loan Trust,
762	Series 2005-E, Class 2A, VAR, 0.421%, 11/15/35	491
3,224	Series 2005-M, Class A1, VAR, 0.441%, 02/15/36	1,988
571	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	572
	First Franklin Mortgage Loan Trust,
173	Series 2002-FF1, Class M1, VAR, 1.252%, 04/25/32	112
1,094	Series 2002-FF4, Class M1, VAR, 1.777%, 02/25/33	201
550	Series 2003-FFH1, Class M2, VAR, 2.827%, 09/25/33	79
703	Series 2004-FF8, Class M4, VAR, 1.808%, 10/25/34	23
1,000	First NLC Trust, Series 2005-2, Class M1, VAR, 0.682%, 09/25/35	798
3,580	Fremont Home Loan Trust, Series 2005-C, Class M2, VAR, 0.692%, 07/25/35	2,598
395	GreenPoint Mortgage Funding Trust, Series 2005-HE3, Class A, VAR, 0.381%, 09/15/30	281
1,159	HLSS Servicer Advance Receivables Backed Notes, Series 2012-T2, Class A1, 1.340%, 10/15/43 (e)	1,163
5,000	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.630%, 03/15/17	5,089
329	Irwin Home Equity Loan Trust, Series 2004-1, Class 1A1, VAR, 0.842%, 12/25/24	258
32	Lehman Home Equity Loan Trust, Series 1998-1, Class A1, 7.000%, 05/25/28	32
305	Long Beach Mortgage Loan Trust, Series 2004-1, Class M3, VAR, 1.252%, 02/25/34	276
	Morgan Stanley ABS Capital I, Inc. Trust,
2,137	Series 2003-NC6, Class M1, VAR, 1.402%, 06/25/33	2,094
7,500	Series 2005-WMC4, Class M5, VAR, 1.177%, 04/25/35	5,853

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	187

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
310	New Century Home Equity Loan Trust, Series 2003-5, Class AII, VAR, 0.602%, 11/25/33	236
5,000	Nissan Auto Receivables Owner Trust, Series 2010-A, Class A4, 1.310%, 09/15/16	5,038
1,186	Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2002-4, Class M1, VAR, 1.102%, 07/25/32	1,091
	Park Place Securities, Inc. Asset-Backed Pass-Through Certificates,
2,986	Series 2004-WHQ2, Class M2, VAR, 0.832%, 02/25/35	2,951
2,500	Series 2005-WHQ3, Class M2, VAR, 0.652%, 06/25/35	2,245
361	RAMP Trust, Series 2003-RS2, Class AII, VAR, 0.882%, 03/25/33	304
523	RASC Trust, Series 2003-KS4, Class MI2, SUB, 5.010%, 06/25/33	220
	Residential Funding Mortgage Securities II Home Loan Trust,
384	Series 2001-HI2, Class AI7, SUB, 6.940%, 04/25/26	368
438	Series 2001-HI4, Class A7, SUB, 6.740%, 10/25/26	418
101	Series 2003-HS1, Class AII, VAR, 0.492%, 12/25/32	83
	Santander Drive Auto Receivables Trust,
1,513	Series 2010-1, Class A3, 1.840%, 11/17/14	1,524
1,546	Series 2013-1, Class A2, 0.480%, 02/16/16	1,546
168	Structured Asset Investment Loan Trust, Series 2003-BC2, Class A3, VAR, 0.902%, 04/25/33	161
148	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-HF1, Class A, VAR, 0.782%, 01/25/33	137

	Total Asset-Backed Securities (Cost $90,695)	72,897

Collateralized Mortgage Obligations — 55.6%
	Agency CMO — 40.5%
649	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 1, Class S, IF, IO, 8.711%, 10/25/22	120
	Federal Home Loan Mortgage Corp. REMIC,
16	Series 1071, Class F, VAR, 1.200%, 04/15/21	16
25	Series 1343, Class LA, 8.000%, 08/15/22	29
21	Series 1370, Class JA, VAR, 1.400%, 09/15/22	20
19	Series 1379, Class W, VAR, 1.340%, 10/15/22	20

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
5	Series 1508, Class KA, VAR, 1.671%, 05/15/23	5
4	Series 1607, Class SA, HB, IF, 20.849%, 10/15/13	4
334	Series 1689, Class M, PO, 03/15/24	310
142	Series 1771, Class PK, 8.000%, 02/15/25	165
256	Series 1974, Class ZA, 7.000%, 07/15/27	297
45	Series 1981, Class Z, 6.000%, 05/15/27	49
176	Series 2033, Class PR, PO, 03/15/24	164
19	Series 2261, Class ZY, 7.500%, 10/15/30	22
5	Series 2289, Class NA, VAR, 11.142%, 05/15/20	6
90	Series 2338, Class FN, VAR, 0.701%, 08/15/28	91
173	Series 2416, Class SA, IF, 15.205%, 02/15/32	230
147	Series 2416, Class SH, IF, 15.597%, 02/17/32	197
38	Series 2477, Class FZ, VAR, 0.751%, 06/15/31	38
634	Series 2649, Class FK, VAR, 0.751%, 07/15/33 (m)	632
535	Series 2661, Class FG, VAR, 0.651%, 03/15/17	536
1,081	Series 3085, Class VS, HB, IF, 27.915%, 12/15/35	1,671
1,572	Series 3300, Class FA, VAR, 0.501%, 08/15/35 (m)	1,572
4,353	Series 3737, Class DG, 5.000%, 10/15/30	4,792
7,693	Series 3832, Class PL, 5.000%, 08/15/39	8,553
4,484	Series 3841, Class JF, VAR, 0.601%, 10/15/38 (m)	4,494
17,239	Series 3860, Class FP, VAR, 0.601%, 06/15/40 (m)	17,309
3,888	Series 3952, Class MA, 3.000%, 11/15/21	4,109
17,950	Series 4074, Class FE, VAR, 0.601%, 07/15/42	18,046
17,026	Series 4111, Class FA, VAR, 0.551%, 08/15/39	17,067
19,967	Series 4150, Class F, VAR, 0.571%, 01/15/43	19,954
2,244	Series 4150, Class GE, 2.000%, 01/15/33	2,269
15,000	Series 4161, Class YF, VAR, 0.570%, 02/15/43	14,991
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
95	Series T-51, Class 1APO, PO, 09/25/42	74

SEE NOTES TO FINANCIAL STATEMENTS.

188	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
1,321		Series T-54, Class 4A, VAR, 3.087%, 02/25/43	1,375
		Federal National Mortgage Association Grantor Trust,
649		Series 2001-T8, Class A1, 7.500%, 07/25/41	709
1,796		Series 2002-T6, Class A4, VAR, 3.172%, 03/25/41	1,843
		Federal National Mortgage Association REMIC Trust,
412		Series 2003-W1, Class 2A, VAR, 6.896%, 12/25/42	492
2,330		Series 2003-W15, Class 3A, VAR, 3.824%, 12/25/42 (m)	2,492
2,066		Series 2003-W4, Class 5A, VAR, 3.168%, 10/25/42 (m)	2,181
1,853		Series 2009-W1, Class A, 6.000%, 12/25/49	2,160
		Federal National Mortgage Association REMIC,
24		Series 1988-15, Class B, VAR, 0.769%, 06/25/18	24
4		Series 1989-77, Class J, 8.750%, 11/25/19	4
1		Series 1989-89, Class H, 9.000%, 11/25/19	1
58		Series 1990-64, Class Z, 10.000%, 06/25/20	67
179		Series 1990-145, Class A, VAR, 1.112%, 12/25/20 (m)	183
111		Series 1991-142, Class PL, 8.000%, 10/25/21	127
116		Series 1991-156, Class F, VAR, 1.519%, 11/25/21	118
—	(h)	Series 1992-91, Class SQ, HB, IF, 9,291.250%, 05/25/22	60
221		Series 1992-112, Class GB, 7.000%, 07/25/22	251
6		Series 1992-154, Class SA, IF, IO, 5.400%, 08/25/22	1
89		Series 1992-200, Class FK, VAR, 2.371%, 11/25/22	91
99		Series 1993-27, Class S, IF, 9.423%, 02/25/23	114
200		Series 1993-110, Class H, 6.500%, 05/25/23	233
22		Series 1993-119, Class H, 6.500%, 07/25/23	25
195		Series 1993-146, Class E, PO, 05/25/23	170
85		Series 1993-165, Class FH, VAR, 1.369%, 09/25/23	87
421		Series 1993-179, Class FM, VAR, 2.321%, 10/25/23	430
60		Series 1997-74, Class E, 7.500%, 10/20/27	70

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,001	Series 2001-9, Class F, VAR, 0.452%, 02/17/31	1,000
216	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	42
922	Series 2002-77, Class FY, VAR, 0.602%, 12/25/17	927
1,544	Series 2003-17, Class FN, VAR, 0.502%, 03/25/18 (m)	1,551
80	Series 2003-21, Class FK, VAR, 0.602%, 03/25/33	81
1,673	Series 2004-17, Class BF, VAR, 0.552%, 01/25/34	1,675
3,124	Series 2006-3, Class SB, IF, IO, 6.498%, 07/25/35	403
10,931	Series 2006-124, Class FC, VAR, 0.552%, 01/25/37 (m)	10,966
418	Series 2007-2, Class FA, VAR, 0.402%, 02/25/37	416
9,141	Series 2010-42, Class PD, 4.500%, 07/25/39	9,473
5,318	Series 2012-114, Class VE, 3.500%, 10/25/25	5,865
21,742	Series 2012-119, Class FB, VAR, 0.552%, 11/25/42	21,822
54	Series G92-44, Class ZQ, 8.000%, 07/25/22	60
1,098	Series G94-9, Class PJ, 6.500%, 08/17/24	1,242
	Federal National Mortgage Association STRIPS,
1,316	Series 343, Class 23, IO, 4.000%, 10/01/18	98
1,914	Series 343, Class 27, IO, 4.500%, 01/01/19	160
	Federal National Mortgage Association Trust,
179	Series 2004-W2, Class 1A3F, VAR, 0.552%, 02/25/44	179
1,013	Series 2004-W2, Class 4A, VAR, 2.957%, 02/25/44	1,055
	Government National Mortgage Association,
762	Series 1999-27, Class ZA, 7.500%, 04/17/29	880
20	Series 2000-35, Class F, VAR, 0.752%, 12/16/25	20
495	Series 2002-31, Class FC, VAR, 0.453%, 09/26/21	495
723	Series 2003-21, Class PI, IO, 5.500%, 06/20/32	21
3,579	Series 2003-59, Class XA, IO, VAR, 0.961%, 06/16/34	36
8,242	Series 2010-166, Class GP, 3.000%, 04/20/39	8,693
9,246	Series 2012-61, Class FM, VAR, 0.602%, 05/16/42 (m)	9,268

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	189

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
710	NCUA Guaranteed Notes Trust, Series 2010-C1, Class A1, 1.600%, 10/29/20	724

		208,312

	Non-Agency CMO — 15.1%
	Alternative Loan Trust,
1,198	Series 2003-J1, Class 1A8, 5.250%, 10/25/33	1,226
1,479	Series 2004-33, Class 3A3, VAR, 2.863%, 12/25/34	790
300	Series 2004-J4, Class 1A6, SUB, 4.900%, 06/25/34	308
1,433	Banc of America Alternative Loan Trust, Series 2004-8, Class 3A1, 5.500%, 09/25/19	1,452
	Banc of America Funding Trust,
1,035	Series 2005-E, Class 5A1, VAR, 3.113%, 05/20/35	1,033
1,599	Series 2006-1, Class 2A1, 5.500%, 01/25/36	1,634
	Banc of America Mortgage Trust,
20	Series 2003-5, Class 2A8, VAR, 0.652%, 07/25/18	18
1,915	Series 2004-D, Class 2A2, VAR, 3.124%, 05/25/34	1,888
566	Series 2005-10, Class 1A13, 5.500%, 11/25/35	567
1,065	Series 2005-A, Class 3A1, VAR, 2.929%, 02/25/35	998
738	Bear Stearns Asset-Backed Securities I Trust, Series 2004-AC6, Class M1, VAR, 0.872%, 11/25/34	327
	CHL Mortgage Pass-Through Trust,
454	Series 2002-38, Class A1, 5.000%, 02/25/18	455
809	Series 2003-21, Class A1, VAR, 3.105%, 05/25/33	812
543	Series 2004-HYB8, Class 1A1, VAR, 0.551%, 01/20/35	459
650	Series 2005-1, Class 1A2, VAR, 0.552%, 03/25/35	67
20	Collateralized Mortgage Obligation Trust, Series 50, Class B, PO, 10/01/18	19
	Credit Suisse First Boston Mortgage Securities Corp.,
1,941	Series 2003-AR24, Class 2A4, VAR, 2.681%, 10/25/33	1,903
1,596	Series 2004-5, Class 4A1, 6.000%, 09/25/34	1,641

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
669	Series 2004-AR3, Class 6M1, VAR, 1.302%, 04/25/34	624
432	Series 2005-5, Class 1A1, 5.000%, 07/25/20	433
1,133	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.627%, 02/25/20	1,177
923	First Horizon Alternative Mortgage Securities Trust, Series 2005-FA10, Class 2A1, 5.250%, 12/25/20	943
	First Horizon Mortgage Pass-Through Trust,
1,751	Series 2004-AR6, Class 2A1, VAR, 2.677%, 12/25/34	1,721
221	Series 2005-6, Class 1A1, 5.500%, 11/25/35	222
111	First Republic Bank Mortgage Pass-Through Certificates Trust, Series 2000-FRB1, Class B1, VAR, 0.702%, 06/25/30	86
612	First Republic Mortgage Loan Trust, Series 2000-FRB2, Class A1, VAR, 0.701%, 11/15/30	592
2,648	GSAA Trust, Series 2004-CW1, Class 1A1, 5.500%, 04/01/34	2,740
1,658	GSR Mortgage Loan Trust, Series 2004-10F, Class 7A1, 5.500%, 09/25/34	1,691
	Impac CMB Trust,
531	Series 2004-3, Class 3A, VAR, 0.842%, 03/25/34	514
521	Series 2004-6, Class 1A2, VAR, 0.982%, 10/25/34	478
2,097	Series 2005-5, Class A1, VAR, 0.842%, 08/25/35	1,827
1,730	Indymac INDA Mortgage Loan Trust, Series 2007-AR1, Class 1A1, VAR, 3.093%, 03/25/37	1,502
	JP Morgan Mortgage Trust,
344	Series 2003-A1, Class 1A1, VAR, 2.310%, 10/25/33	350
76	Series 2005-A2, Class 5A1, VAR, 4.277%, 04/25/35	77
	MASTR Adjustable Rate Mortgages Trust,
1,726	Series 2003-5, Class 5A1, VAR, 2.359%, 10/25/33	1,749
978	Series 2004-13, Class 2A1, VAR, 2.671%, 04/21/34	1,016
3,220	Series 2004-13, Class 3A7B, VAR, 2.150%, 11/21/34	3,339
269	MASTR Seasoned Securities Trust, Series 2003-1, Class 3A2, VAR, 0.602%, 02/25/33	243

SEE NOTES TO FINANCIAL STATEMENTS.

190	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Mellon Residential Funding Corp. Mortgage Pass-Through Certificates,
831	Series 2001-TBC1, Class B1, VAR, 1.081%, 11/15/31	674
196	Series 2002-TBC1, Class B1, VAR, 1.201%, 09/15/30	153
98	Series 2002-TBC1, Class B2, VAR, 1.601%, 09/15/30	75
463	Series 2002-TBC2, Class B1, VAR, 1.051%, 08/15/32	354
	Merrill Lynch Mortgage Investors Trust,
869	Series 2004-1, Class 2A3, VAR, 2.388%, 12/25/34	867
1,575	Series 2004-D, Class A1, VAR, 0.862%, 09/25/29	1,551
125	ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	138
	Morgan Stanley Dean Witter Capital I, Inc. Trust,
617	Series 2003-HYB1, Class A4, VAR, 1.280%, 03/25/33	606
417	Series 2003-HYB1, Class B1, VAR, 1.280%, 03/25/33	246
	Morgan Stanley Mortgage Loan Trust,
686	Series 2004-5AR, Class 3A3, VAR, 2.652%, 07/25/34	519
3,868	Series 2004-5AR, Class 3A5, VAR, 2.652%, 07/25/34	3,819
1,752	Series 2004-11AR, Class 1A2A, VAR, 0.512%, 01/25/35	1,683
1,916	NAAC Reperforming Loan REMIC Trust 2004-R3, Series 2004-R3, Class AF, VAR, 0.652%, 02/25/35 (e)	1,495
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
306	Series 2003-A3, Class A1, SUB, 5.500%, 08/25/33	316
84	Series 2004-AR1, Class 5A1, VAR, 0.962%, 08/25/34	82
16	Series 2005-AR1, Class 2A1, VAR, 0.482%, 02/25/35	16
1,482	Prime Mortgage Trust, Series 2005-2, Class 2A1, VAR, 7.014%, 10/25/32	1,469
792	RALI Trust, Series 2003-QS16, Class A1, 5.000%, 08/25/18	814
	RFMSI Trust,
1,431	Series 2005-S1, Class 1A6, 5.500%, 02/25/35	1,452
4,500	Series 2005-SA2, Class 2A2, VAR, 3.242%, 06/25/35	4,199

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,196	Series 2006-SA4, Class 2A1, VAR, 3.839%, 11/25/36	1,020
4	Securitized Asset Sales, Inc., Series 1993-7, Class TA3, 6.250%, 12/25/23	4
	Sequoia Mortgage Trust,
139	Series 11, Class A, VAR, 1.101%, 12/20/32	136
331	Series 2003-3, Class A2, VAR, 1.209%, 07/20/33	321
2,968	Series 2004-11, Class A2, VAR, 0.846%, 12/20/34	2,773
2,000	Springleaf Mortgage Loan Trust, Series 2012-1A, Class B1, VAR, 6.000%, 09/25/57 (e)	2,062
243	Structured Asset Mortgage Investments II Trust, Series 2004-AR1, Class 1A1, VAR, 0.902%, 03/19/34	239
1,638	Structured Asset Mortgage Investments, Inc., Series 2002-AR2, Class A3, VAR, 0.952%, 07/19/32	1,486
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
433	Series 2003-8, Class 2A9, VAR, 0.702%, 04/25/33	422
1,825	Series 2003-40A, Class 4A, VAR, 2.690%, 01/25/34	1,765
	WaMu Mortgage Pass-Through Certificates,
1,379	Series 2004-AR11, Class A, VAR, 2.447%, 10/25/34	1,383
3,018	Series 2004-AR3, Class A1, VAR, 2.565%, 06/25/34	3,064
	Wells Fargo Mortgage-Backed Securities Trust,
323	Series 2003-F, Class A1, VAR, 4.850%, 06/25/33	329
924	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	952
795	Series 2004-2, Class A1, 5.000%, 02/25/19	812
765	Series 2005-16, Class A16, 5.750%, 01/25/36	775
1,064	Series 2005-AR16, Class 3A2, VAR, 2.689%, 03/25/35	1,076
460	Series 2006-17, Class A1, 5.500%, 11/25/21	462
859	Series 2007-3, Class 3A1, 5.500%, 04/25/22	887

		77,417

	Total Collateralized Mortgage Obligations (Cost $288,894)	285,729

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	191

JPMorgan Limited Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — 2.8%
2,000	Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2005-2, Class A5, VAR, 4.857%, 07/10/43	2,151
	Bayview Commercial Asset Trust,
663	Series 2004-3, Class A2, VAR, 0.622%, 01/25/35 (e)	524
2,302	Series 2005-2A, Class A2, VAR, 0.552%, 08/25/35 (e)	1,853
460	Series 2005-2A, Class M1, VAR, 0.632%, 08/25/35 (e)	285
1,487	Series 2007-2A, Class A2, VAR, 0.522%, 07/25/37 (e)	660
740	Series 2007-2A, Class M4, VAR, 0.852%, 07/25/37 (e)	46
2,072	Series 2007-3, Class A2, VAR, 0.492%, 07/25/37 (e)	1,063
2,502	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.402%, 08/25/29 (e)	2,499
1,155	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	1,207
1,760	Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, VAR, 5.240%, 10/15/44	1,929
1,928	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	1,967

	Total Commercial Mortgage-Backed Securities (Cost $17,386)	14,184

Corporate Bond — 0.3%
	Financials — 0.3%
	Commercial Banks — 0.3%
1,325	Wells Fargo & Co., 1.500%, 07/01/15 (Cost $1,323)	1,349

Mortgage Pass-Through Securities — 8.8%
	Federal Home Loan Mortgage Corp.,
17	ARM, 1.470%, 12/01/21	17
85	ARM, 2.086%, 07/01/19	91
542	ARM, 2.224%, 01/01/23	577
14	ARM, 2.250%, 06/01/26 (m)	15
26	ARM, 2.261%, 06/01/22	27
83	ARM, 2.262%, 01/01/27	89
60	ARM, 2.320%, 12/01/26	64
47	ARM, 2.328%, 04/01/30	51
947	ARM, 2.338%, 04/01/32	1,010
87	ARM, 2.347%, 07/01/28	93
210	ARM, 2.350%, 12/01/27 (m)	223
381	ARM, 2.362%, 07/01/30 (m)	406
46	ARM, 2.384%, 01/01/30	49
28	ARM, 2.389%, 10/01/29	28

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

316	ARM, 2.405%, 08/01/27 - 11/01/27	336
247	ARM, 2.417%, 12/01/26	264
100	ARM, 2.434%, 02/01/23	102
24	ARM, 2.445%, 12/01/29	26
34	ARM, 2.459%, 05/01/18	37
355	ARM, 2.582%, 01/01/23 (m)	381
55	ARM, 2.603%, 04/01/24	59
15	ARM, 2.837%, 06/01/25	15
20	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family, 8.000%, 06/01/17	22
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
10	7.500%, 05/01/28	12
38	8.500%, 07/01/28	47
20	9.000%, 02/01/25	25
	Federal National Mortgage Association,
12	ARM, 1.625%, 03/01/17	12
22	ARM, 1.871%, 04/01/24	22
12	ARM, 1.880%, 06/01/18	13
54	ARM, 1.894%, 12/01/20	57
215	ARM, 1.900%, 11/01/18	225
40	ARM, 1.935%, 04/01/21	42
102	ARM, 2.000%, 07/01/20 (m)	105
37	ARM, 2.025%, 05/01/30	37
40	ARM, 2.118%, 05/01/18	41
893	ARM, 2.155%, 05/01/33	944
11	ARM, 2.275%, 05/01/29	12
52	ARM, 2.283%, 06/01/26	54
15	ARM, 2.288%, 11/01/21	16
71	ARM, 2.321%, 01/01/31 (m)	76
48	ARM, 2.325%, 05/01/31	49
57	ARM, 2.347%, 11/01/23	57
12	ARM, 2.355%, 07/01/25	12
129	ARM, 2.361%, 12/01/28	132
299	ARM, 2.369%, 09/01/33	319
23	ARM, 2.433%, 03/01/38	25
684	ARM, 2.469%, 01/01/25	730
23	ARM, 2.470%, 12/01/26	25
171	ARM, 2.514%, 08/01/26	184
74	ARM, 2.614%, 03/01/29	80
83	ARM, 2.696%, 11/01/30	86
122	ARM, 2.790%, 09/01/19	128
75	ARM, 3.074%, 07/01/27	81
38	ARM, 3.370%, 03/01/15	39
229	ARM, 3.749%, 02/01/34	244
6	ARM, 4.340%, 05/01/20	6

SEE NOTES TO FINANCIAL STATEMENTS.

192	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
60	ARM, 6.000%, 01/01/20	62
	Federal National Mortgage Association, 15 Year, Single Family,
8,904	4.000%, 02/01/25	9,531
2	6.000%, 08/01/14	2
81	7.000%, 03/01/16 (m)	87
6,785	Federal National Mortgage Association, 20 Year, Single Family, 5.000%, 10/01/23	7,452
	Federal National Mortgage Association, 30 Year, FHA/VA,
25	7.000%, 03/01/27	29
21	8.000%, 11/01/27	25
25	8.500%, 10/01/24	25
10	9.000%, 08/01/25	10
	Federal National Mortgage Association, 30 Year, Single Family,
4,916	5.000%, 12/01/39	5,567
4,912	5.500%, 08/01/40	5,375
2,636	6.000%, 04/01/39	2,946
27	7.250%, 09/01/22	32
152	7.500%, 06/01/23 - 10/01/30	172
6	8.500%, 08/01/17	6
	Federal National Mortgage Association, Other,
19	6.500%, 04/01/16	20
59	12.000%, 11/01/30	66
	Government National Mortgage Association II, 30 Year, Single Family,
52	7.250%, 08/20/22 - 11/20/22	61
66	7.400%, 10/20/21 - 03/20/22	77
18	7.500%, 10/20/23	21
21	7.850%, 12/20/21	21
68	8.000%, 07/20/25 - 08/20/26	85
4,898	Government National Mortgage Association, 15 Year, Single Family, 4.500%, 10/15/24	5,345
	Government National Mortgage Association, 30 Year, Single Family,
54	7.000%, 06/15/24	63
23	8.000%, 10/15/27	28
22	9.000%, 11/15/24	24
155	9.500%, 07/15/25	182

	Total Mortgage Pass-Through Securities (Cost $43,110)	45,233

U.S. Treasury Obligation — 1.9%
10,000	U.S. Treasury Notes, 0.250%, 10/31/14 (Cost $9,992)	10,005

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 16.2%
	Investment Company — 16.2%
83,111	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $83,111)	83,111

	Total Investments — 99.8% (Cost $534,511)	512,508
	Other Assets in Excess of Liabilities — 0.2%	1,208

	NET ASSETS — 100.0%	$513,716

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	193

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 4.7%
	ABFC Trust,
1,628	Series 2005-AQ1, Class A4, SUB, 5.010%, 06/25/35	1,647
1,878	Series 2005-WF1, Class A2C, VAR, 0.512%, 12/25/34	1,832
881	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.382%, 04/25/36	825
	AH Mortgage Advance Co., Ltd., (Cayman Islands),
2,824	Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	2,829
5,119	Series SART-3, Class 1A2, 3.720%, 03/13/44 (e)	5,260
1,575	Bayview Opportunity Master Fund IIa Trust, Series 2012-4NPL, Class A, VAR, 3.475%, 07/28/32 (e)	1,594
5,581	Bayview Opportunity Master Fund Trust IIB LP, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (i)	5,581
284	Bear Stearns Asset-Backed Securities Trust, Series 2006-SD1, Class A, VAR, 0.572%, 04/25/36	266
2,434	BXG Receivables Note Trust, Series 2012-A, Class A, 2.660%, 12/02/27 (e)	2,436
	Chase Funding Trust,
2,275	Series 2002-3, Class 1A5, SUB, 5.407%, 06/25/32	2,231
1,243	Series 2003-4, Class 1A5, SUB, 5.416%, 05/25/33	1,312
1,142	Series 2003-6, Class 1A7, SUB, 4.277%, 11/25/34	1,151
1,717	Citigroup Mortgage Loan Trust, Series 2011-5, Class 1A1, VAR, 0.392%, 02/25/46 (e) (i)	1,594
	Citigroup Mortgage Loan Trust, Inc.,
230	Series 2003-HE3, Class A, VAR, 0.582%, 12/25/33	210
1,409	Series 2004-HE1, Class A, VAR, 0.532%, 09/25/33 (e)	1,317
753	Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	764
291	Federal National Mortgage Association REMIC Trust, Series 2001-W4, Class AF6, SUB, 5.610%, 01/25/32	317
106	First Franklin Mortgage Loan Trust, Series 2006-FF17, Class A4, VAR, 0.302%, 12/25/36	104
2,078	Fortress Opportunities Residential Transaction, Series 2011-1A, Class A1, VAR, 7.211%, 10/25/47 (e)	2,092

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Freedom Trust,
314	Series 2011-1, Class A13, VAR, 0.366%, 11/30/37 (e) (i)	312
1,799	Series 2011-2, Class A11, VAR, 3.632%, 08/01/46 (e)	1,841
10,925	Series 2012-3, Class A22, VAR, 2.179%, 09/25/41 (e) (i)	11,123
	HLSS Servicer Advance Receivables Backed Notes,
4,635	Series 2012-T2, Class A1, 1.340%, 10/15/43 (e)	4,651
4,464	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	4,556
2,204	Series 2012-T2, Class B1, 1.740%, 10/15/43 (e)	2,211
1,685	Series 2012-T2, Class B2, 2.480%, 10/15/45 (e)	1,714
3,857	Series 2013-T1, Class A1, 0.898%, 01/15/44 (e)	3,859
3,291	Series 2013-T1, Class A2, 1.495%, 01/16/46 (e)	3,316
505	Series 2013-T1, Class C2, 2.487%, 01/16/46 (e)	507
451	Series 2013-T1, Class D2, 3.228%, 01/16/46 (e)	455
283	Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-A, Class A3, VAR, 0.402%, 03/25/36	220
349	HSBC Home Equity Loan Trust, Series 2005-2, Class A1, VAR, 0.471%, 01/20/35	340
	HSBC Home Equity Loan Trust USA,
468	Series 2006-1, Class A1, VAR, 0.361%, 01/20/36	459
336	Series 2006-2, Class A1, VAR, 0.351%, 03/20/36	333
505	Series 2007-1, Class AS, VAR, 0.401%, 03/20/36	494
1,351	Series 2007-3, Class APT, VAR, 1.402%, 11/20/36	1,354
	KGS- Alpha Capital Markets LP,
21,403	Series 2012-3, 1.151%, 09/25/26	702
49,003	Series 2012-4, VAR, 0.885%, 09/25/37	2,604
2,168	Lake Country Mortgage Loan Trust, Series 2006-HE1, Class A3, VAR, 0.552%, 07/25/34 (e)	2,142
	Long Beach Mortgage Loan Trust,
2,200	Series 2004-1, Class M1, VAR, 0.952%, 02/25/34	2,069
334	Series 2006-8, Class 2A2, VAR, 0.292%, 09/25/36	152

SEE NOTES TO FINANCIAL STATEMENTS.

194	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
491	Series 2006-WL2, Class 2A3, VAR, 0.402%, 01/25/36	448
	Madison Avenue Manufactured Housing Contract,
162,769	Series 2002-A, Class IO, IO, 0.300%, 03/25/32	1,940
1,684	Series 2002-A, Class M2, VAR, 2.452%, 03/25/32	1,647
2,941	Mid-State Capital Corp. Trust, Series 2006-1, Class M1, 6.083%, 10/15/40 (e)	2,933
	Mid-State Capital Trust,
1,579	Series 2010-1, Class A, 3.500%, 12/15/45 (e)	1,629
2,434	Series 2010-1, Class M, 5.250%, 12/15/45 (e)	2,514
	Nationstar Agency Advance Funding Trust,
2,056	Series 2013-T1A, Class AT1, 0.997%, 02/15/45 (e)	2,059
701	Series 2013-T1A, Class CT1, 1.743%, 02/15/45 (e)	703
727	Series 2013-T1A, Class DT1, 2.734%, 02/15/45 (e)	730
783	Series 2013-T2A, Class AT, 202/18/48 (e)	790
1,070	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 0.549%, 12/07/20	1,073
700	New Century Home Equity Loan Trust, Series 2003-5, Class AI6, SUB, 5.283%, 11/25/33	717
491	Newcastle Investment Trust, Series 2011-MH1, Class A, 2.450%, 12/10/33 (e)	502
5,100	NYMT Residential LLC, Series 2012-RP1A, VAR, 4.250%, 12/25/17 (e) (i)	5,100
2,330	Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2004-MCW1, Class M1, VAR, 1.139%, 10/25/34	2,277
	PennyMac Loan Trust,
511	Series 2011-NPL1, Class A, VAR, 5.250%, 09/25/51 (e) (i)	512
3,516	Series 2012-NPL1, Class A, VAR, 3.422%, 05/28/52 (e) (i)	3,516
	RAMP Trust,
450	Series 2004-RS6, Class AI4, VAR, 5.457%, 05/25/32	454
178	Series 2004-RS8, Class AI6, SUB, 4.980%, 08/25/34	181
2,646	Series 2004-RS11, Class M1, VAR, 0.822%, 11/25/34	2,587
1,200	Series 2005-EFC5, Class A3, VAR, 0.542%, 10/25/35	1,149
4,000	Series 2006-RZ1, Class A3, VAR, 0.502%, 03/25/36	3,714

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

789	RASC Trust, Series 2005-KS9, Class A3, VAR, 0.572%, 10/25/35	773
	Real Estate Asset Trust,
141	Series 2011-2A, Class A1, 5.750%, 05/25/49 (e) (i)	141
3,704	Series 2012-3A, Class A1, VAR, 2.734%, 11/25/42 (e) (i)	3,704
1,000	Series 2012-3A, Class A2, VAR, 5.926%, 11/25/42 (e) (i)	1,000
496	Renaissance Home Equity Loan Trust, Series 2007-2, Class AF2, SUB, 5.675%, 06/25/37	282
2,000	Residential Credit Solutions Trust, Series 2011-1, Class A1, 6.000%, 03/25/41 (e) (i)	2,001
	Resort Finance Timeshare Receivables Trust,
4,898	Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (i)	4,898
4,261	Series 2012-2, 5.750%, 09/05/18 (i)	4,261
	RMAT,
3,484	Series 2012-1A, Class A1, VAR, 2.734%, 08/26/52 (e) (i)	3,540
1,000	Series 2012-1A, Class A2, VAR, 6.657%, 08/26/52 (e) (i)	1,016
208	Salomon Brothers Mortgage Securities VII, Inc., Series 2003-UP1, Class A, SUB, 3.950%, 04/25/32 (e)	204
882	Saxon Asset Securities Trust, Series 2003-1, Class AF6, SUB, 4.795%, 06/25/33	897
115	Securitized Asset-Backed Receivables LLC Trust, Series 2006-CB1, Class AF2, SUB, 4.051%, 01/25/36	76
	Stanwich Mortgage Loan Co. LLC,
265	Series 2012-NPL3, Class A, 4.213%, 05/15/42 (e)	266
8,774	Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e) (i)	8,796
14,449	Series 2012-NPL5, Class A, 2.981%, 10/18/42 (e) (i)	14,472
6,125	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e) (i)	6,129
5,000	Station Place Securitization Trust, VAR, 02/25/15	5,000
526	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.472%, 06/25/35	524
621	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2002-23XS, Class A7, SUB, 6.580%, 11/25/32	628

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	195

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
		Structured Asset Securities Corp. Pass-Through Certificates,
555		Series 2002-AL1, Class A2, 3.450%, 02/25/32	555
1,770		Series 2002-AL1, Class A3, 3.450%, 02/25/32	1,755
		Volt LLC,
7,946		Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (i)	7,966
4,517		Series 2012-RP2A, Class A1, 4.704%, 06/26/17 (e) (i)	4,623
625		Series 2012-RP2A, Class A2, 8.836%, 06/26/17 (e)	651
		VOLT LLC,
9,297		Series 2012-RLF1, Class A, SUB, 3.475%, 12/25/17 (e) (i)	9,297
1,602		Series 2012-RP3A, Class A1, SUB, 3.475%, 11/27/17 (e)	1,630
		Westgate Resorts LLC,
4,003		Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	4,038
3,355		Series 2012-3A, Class A, 2.500%, 03/20/25 (e)	3,360

		Total Asset-Backed Securities (Cost $205,830)	208,434

Collateralized Mortgage Obligations — 54.2%
		Agency CMO — 39.8%
		Federal Home Loan Mortgage Corp. Reference REMIC,
860		Series R004, Class VG, 6.000%, 08/15/21	868
7,526		Series R006, Class ZA, 6.000%, 04/15/36	8,619
6,440		Series R007, Class ZA, 6.000%, 05/15/36	7,401
		Federal Home Loan Mortgage Corp. REMIC,
18		Series 11, Class D, 9.500%, 07/15/19	19
13		Series 22, Class C, 9.500%, 04/15/20	14
17		Series 23, Class F, 9.600%, 04/15/20	19
10		Series 30, Class D, 9.500%, 02/15/20	11
—	(h)	Series 41, Class I, HB, 84.000%, 05/15/20	—	(h)
5		Series 47, Class F, 10.000%, 06/15/20	6
55		Series 77, Class H, 8.500%, 09/15/20	61
2		Series 81, Class A, 8.125%, 11/15/20	2
5		Series 84, Class F, 9.200%, 10/15/20	6
5		Series 99, Class Z, 9.500%, 01/15/21	5
—	(h)	Series 180, Class J, HB, 1,010.000%, 09/15/21	—	(h)
—	(h)	Series 186, Class I, HB, 1,009.500%, 08/15/21	1
—	(h)	Series 189, Class K, HB, 1,009.500%, 10/15/21	1

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Agency CMO — Continued
—	(h)	Series 204, Class E, HB, IF, 1,838.732%, 05/15/23	6
—	(h)	Series 1045, Class G, HB, 1,066.208%, 02/15/21	2
4		Series 1065, Class J, 9.000%, 04/15/21	5
7		Series 1079, Class S, HB, IF, 33.150%, 05/15/21	12
—	(h)	Series 1082, Class D, HB, 1,007.780%, 05/15/21	1
3		Series 1084, Class F, VAR, 1.200%, 05/15/21	3
2		Series 1084, Class S, HB, IF, 44.100%, 05/15/21	4
5		Series 1133, Class H, 7.000%, 09/15/21	6
16		Series 1144, Class KB, 8.500%, 09/15/21	18
—	(h)	Series 1172, Class L, HB, VAR, 1,181.250%, 11/15/21	1
—	(h)	Series 1196, Class B, HB, IF, 1,169.001%, 01/15/22	5
35		Series 1343, Class LA, 8.000%, 08/15/22	42
18		Series 1343, Class LB, 7.500%, 08/15/22	21
60		Series 1374, Class Z, 7.000%, 10/15/22	68
17		Series 1395, Class G, 6.000%, 10/15/22	19
152		Series 1401, Class J, 7.000%, 10/15/22	172
208		Series 1466, Class PZ, 7.500%, 02/15/23	239
6		Series 1470, Class F, VAR, 2.071%, 02/15/23	6
7		Series 1505, Class QB, HB, IF, 20.183%, 05/15/23	10
61		Series 1518, Class G, IF, 8.829%, 05/15/23	69
47		Series 1526, Class L, 6.500%, 06/15/23	48
2		Series 1540, Class IA, 7.000%, 06/15/13	2
68		Series 1541, Class O, VAR, 1.320%, 07/15/23	70
642		Series 1552, Class IA, IF, 17.940%, 08/15/23	927
17		Series 1570, Class F, VAR, 2.571%, 08/15/23	17
42		Series 1570, Class SA, HB, IF, 22.638%, 08/15/23	64
174		Series 1578, Class K, 6.900%, 09/15/23	198
20		Series 1578, Class V, IO, 7.000%, 09/15/23	4
392		Series 1591, Class PV, 6.250%, 10/15/23	436
15		Series 1596, Class D, 6.500%, 10/15/13	15
15		Series 1602, Class SA, HB, IF, 21.938%, 10/15/23	24
75		Series 1609, Class LG, IF, 16.792%, 11/15/23	86

SEE NOTES TO FINANCIAL STATEMENTS.

196	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
501	Series 1628, Class LZ, 6.500%, 12/15/23	560
462	Series 1638, Class H, 6.500%, 12/15/23	522
526	Series 1644, Class K, 6.750%, 12/15/23	589
587	Series 1658, Class GZ, 7.000%, 01/15/24	681
6	Series 1671, Class QC, IF, 10.000%, 02/15/24	8
255	Series 1677, Class Z, 7.500%, 07/15/23	295
10	Series 1686, Class SH, IF, 18.675%, 02/15/24	15
7	Series 1688, Class W, 7.250%, 03/15/14	7
224	Series 1695, Class EB, 7.000%, 03/15/24	258
30	Series 1699, Class FC, VAR, 0.850%, 03/15/24	30
47	Series 1745, Class D, 7.500%, 08/15/24	55
853	Series 1760, Class ZD, VAR, 1.370%, 02/15/24	903
91	Series 1798, Class F, 5.000%, 05/15/23	99
6	Series 1807, Class G, 9.000%, 10/15/20	7
794	Series 1813, Class I, PO, 11/15/23	692
3,071	Series 1813, Class J, IF, IO, 5.750%, 11/15/23	491
173	Series 1829, Class ZB, 6.500%, 03/15/26	195
2	Series 1844, Class E, 6.500%, 10/15/13	2
305	Series 1863, Class Z, 6.500%, 07/15/26	344
6	Series 1865, Class D, PO, 02/15/24	5
93	Series 1899, Class ZE, 8.000%, 09/15/26	109
85	Series 1963, Class Z, 7.500%, 01/15/27	100
30	Series 1985, Class PR, IO, 8.000%, 07/15/27	6
42	Series 1987, Class PE, 7.500%, 09/15/27	49
343	Series 2033, Class J, 5.600%, 06/15/23	377
18	Series 2033, Class SN, HB, IF, 26.621%, 03/15/24	11
24	Series 2038, Class PN, IO, 7.000%, 03/15/28	4
212	Series 2040, Class PE, 7.500%, 03/15/28	249
25	Series 2042, Class T, 7.000%, 03/15/28	29
4	Series 2055, Class OE, 6.500%, 05/15/13	4
86	Series 2060, Class Z, 6.500%, 05/15/28	98
208	Series 2061, Class DC, IO, 6.500%, 06/15/28	42
17,321	Series 2065, Class PX, IO, 0.750%, 08/17/27	434
530	Series 2075, Class PH, 6.500%, 08/15/28	607
93	Series 2086, Class GB, 6.000%, 09/15/28	102
39	Series 2089, Class PJ, IO, 7.000%, 10/15/28	6

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
61	Series 2102, Class TC, 6.000%, 12/15/13 (m)	62
41	Series 2102, Class TU, 6.000%, 12/15/13 (m)	41
375	Series 2110, Class PG, 6.000%, 01/15/29	419
425	Series 2111, Class SB, IF, IO, 7.299%, 01/15/29	107
39	Series 2115, Class PE, 6.000%, 01/15/14	39
136	Series 2125, Class JZ, 6.000%, 02/15/29	152
294	Series 2130, Class QS, 6.000%, 03/15/29	330
59	Series 2132, Class SB, HB, IF, 29.676%, 03/15/29	114
88	Series 2132, Class ZL, 6.500%, 03/15/29	95
2	Series 2135, Class UK, IO, 6.500%, 03/15/14	—	(h)
12	Series 2141, Class IO, IO, 7.000%, 04/15/29	2
33	Series 2163, Class PC, IO, 7.500%, 06/15/29	6
71	Series 2178, Class PB, 7.000%, 08/15/29	82
108	Series 2201, Class C, 8.000%, 11/15/29	128
360	Series 2209, Class TC, 8.000%, 01/15/30	424
184	Series 2210, Class Z, 8.000%, 01/15/30	218
74	Series 2224, Class CB, 8.000%, 03/15/30	89
41	Series 2247, Class Z, 7.500%, 08/15/30	49
266	Series 2254, Class Z, 9.000%, 09/15/30	317
202	Series 2256, Class MC, 7.250%, 09/15/30	237
304	Series 2259, Class ZM, 7.000%, 10/15/30	357
344	Series 2271, Class PC, 7.250%, 12/15/30	404
231	Series 2283, Class K, 6.500%, 12/15/23	258
90	Series 2296, Class PD, 7.000%, 03/15/31	105
10	Series 2301, Class PA, 6.000%, 10/15/13	10
1,380	Series 2303, Class ZD, 7.000%, 04/15/31	1,454
737	Series 2303, Class ZN, 8.500%, 04/15/29	786
42	Series 2306, Class K, PO, 05/15/24	39
106	Series 2306, Class SE, IF, IO, 8.730%, 05/15/24	23
270	Series 2344, Class QG, 6.000%, 08/15/16	286
707	Series 2344, Class ZD, 6.500%, 08/15/31	776
84	Series 2344, Class ZJ, 6.500%, 08/15/31	92
49	Series 2345, Class NE, 6.500%, 08/15/31	51
144	Series 2347, Class VP, 6.500%, 03/15/20	145
108	Series 2353, Class TD, 6.000%, 09/15/16	115
113	Series 2355, Class BP, 6.000%, 09/15/16	119
90	Series 2358, Class PD, 6.000%, 09/15/16	95
195	Series 2359, Class PM, 6.000%, 09/15/16	208

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	197

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
294	Series 2359, Class ZB, 8.500%, 06/15/31	355
195	Series 2360, Class PG, 6.000%, 09/15/16	207
56	Series 2363, Class PF, 6.000%, 09/15/16	59
104	Series 2366, Class MD, 6.000%, 10/15/16	110
1,284	Series 2367, Class ZK, 6.000%, 10/15/31	1,453
36	Series 2368, Class AS, HB, IF, 20.407%, 10/15/31	56
73	Series 2368, Class TG, 6.000%, 10/15/16	77
53	Series 2372, Class F, VAR, 0.701%, 10/15/31	53
59	Series 2383, Class FD, VAR, 0.701%, 11/15/31	60
94	Series 2388, Class UZ, 8.500%, 06/15/31	112
469	Series 2391, Class QR, 5.500%, 12/15/16	495
51	Series 2394, Class MC, 6.000%, 12/15/16	55
965	Series 2399, Class TH, 6.500%, 01/15/32	1,060
178	Series 2410, Class OE, 6.375%, 02/15/32	195
194	Series 2410, Class QS, IF, 18.977%, 02/15/32	274
123	Series 2410, Class QX, IF, IO, 8.449%, 02/15/32	32
184	Series 2423, Class MC, 7.000%, 03/15/32	217
235	Series 2423, Class MT, 7.000%, 03/15/32	263
136	Series 2425, Class OB, 6.000%, 03/15/17	146
2,736	Series 2431, Class F, VAR, 0.701%, 03/15/32	2,757
418	Series 2433, Class SA, HB, IF, 20.407%, 02/15/32	658
280	Series 2434, Class TC, 7.000%, 04/15/32	320
450	Series 2436, Class MC, 7.000%, 04/15/32	525
155	Series 2444, Class ES, IF, IO, 7.749%, 03/15/32	35
165	Series 2450, Class GZ, 7.000%, 05/15/32	194
176	Series 2450, Class SW, IF, IO, 7.799%, 03/15/32	40
229	Series 2458, Class QE, 5.500%, 06/15/17	241
403	Series 2462, Class NB, 6.500%, 06/15/22	454
760	Series 2464, Class FE, VAR, 1.201%, 03/15/32	777
51	Series 2470, Class SL, IF, 9.000%, 01/15/27	59
151	Series 2474, Class SJ, IF, IO, 7.449%, 07/15/17	11
2,278	Series 2494, Class SX, IF, IO, 6.799%, 02/15/32	374
688	Series 2513, Class ZC, 5.500%, 10/15/32	769
32	Series 2515, Class DE, 4.000%, 03/15/32	32

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
701	Series 2517, Class Z, 5.500%, 10/15/32	781
438	Series 2533, Class HB, 5.500%, 12/15/17	469
215	Series 2535, Class BK, 5.500%, 12/15/22	239
614	Series 2549, Class ZG, 5.000%, 01/15/18	639
5,460	Series 2552, Class FP, VAR, 1.201%, 01/15/33	5,553
2,218	Series 2557, Class HL, 5.300%, 01/15/33	2,447
6,831	Series 2568, Class KG, 5.500%, 02/15/23	7,499
108	Series 2571, Class SK, HB, IF, 33.632%, 09/15/23	201
687	Series 2574, Class HP, 5.000%, 02/15/18	734
702	Series 2586, Class WI, IO, 6.500%, 03/15/33	145
794	Series 2591, Class QO, 4.500%, 03/15/18	838
7	Series 2597, Class DS, IF, IO, 7.349%, 02/15/33	—	(h)
6	Series 2599, Class DS, IF, IO, 6.799%, 02/15/33	—	(h)
6	Series 2610, Class DS, IF, IO, 6.899%, 03/15/33	—	(h)
2,130	Series 2610, Class DZ, 5.500%, 05/15/33	2,301
211	Series 2611, Class SQ, IF, 12.598%, 05/15/33	243
476	Series 2611, Class UH, 4.500%, 05/15/18	499
1,212	Series 2617, Class GR, 4.500%, 05/15/18	1,292
884	Series 2626, Class NS, IF, IO, 6.349%, 06/15/23	66
1,606	Series 2627, Class GY, 4.500%, 06/15/18	1,698
961	Series 2631, Class LC, 4.500%, 06/15/18	1,019
131	Series 2631, Class SA, IF, 14.481%, 06/15/33	161
573	Series 2637, Class SA, IF, IO, 5.899%, 06/15/18	53
144	Series 2640, Class UG, IO, 5.000%, 01/15/32	4
221	Series 2640, Class UP, IO, 5.000%, 01/15/32	3
1,454	Series 2641, Class WI, IO, 5.000%, 01/15/33	112
276	Series 2649, Class IG, IO, 5.000%, 11/15/31	6
675	Series 2650, Class PO, PO, 12/15/32	656
1,143	Series 2650, Class SO, PO, 12/15/32	1,110
251	Series 2671, Class S, IF, 14.389%, 09/15/33	308
645	Series 2672, Class ME, 5.000%, 11/15/22	673
3,940	Series 2675, Class CK, 4.000%, 09/15/18 (m)	4,157

SEE NOTES TO FINANCIAL STATEMENTS.

198	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,725	Series 2677, Class LE, 4.500%, 09/15/18	7,244
5,592	Series 2684, Class PO, PO, 01/15/33	5,502
27	Series 2690, Class SJ, IF, 8.848%, 10/15/33	27
392	Series 2692, Class SC, IF, 12.884%, 07/15/33	458
122	Series 2694, Class BA, 4.000%, 06/15/31	130
811	Series 2702, Class PC, 5.000%, 01/15/23	850
2,000	Series 2710, Class HB, 5.500%, 11/15/23	2,254
1,681	Series 2715, Class OG, 5.000%, 01/15/23	1,741
2,001	Series 2716, Class UN, 4.500%, 12/15/23	2,187
1,040	Series 2720, Class PC, 5.000%, 12/15/23	1,139
3,221	Series 2722, Class PF, VAR, 0.801%, 12/15/33	3,237
494	Series 2725, Class SC, IF, 8.772%, 11/15/33	527
859	Series 2744, Class TU, 5.500%, 05/15/32	912
145	Series 2755, Class SA, IF, 13.798%, 05/15/30	155
295	Series 2756, Class NA, 5.000%, 02/15/24	326
685	Series 2764, Class OE, 4.500%, 03/15/19	741
2,237	Series 2780, Class BE, 4.500%, 04/15/19	2,367
184	Series 2780, Class JG, 4.500%, 04/15/19	189
1,581	Series 2780, Class YC, 5.000%, 04/15/19	1,685
628	Series 2802, Class ZY, 6.000%, 05/15/34	693
73	Series 2812, Class AB, 4.500%, 10/15/18	74
945	Series 2827, Class QE, 5.500%, 03/15/33	968
323	Series 2835, Class BO, PO, 12/15/28	315
306	Series 2835, Class QO, PO, 12/15/32	284
14	Series 2863, Class JA, 4.500%, 09/15/19	14
646	Series 2864, Class GB, 4.000%, 09/15/19	687
175	Series 2877, Class KO, PO, 03/15/19	167
578	Series 2921, Class MD, 5.000%, 06/15/33	588
918	Series 2922, Class JN, 4.500%, 02/15/20	952
820	Series 2930, Class AN, 4.500%, 06/15/19	837
1,764	Series 2934, Class EC, PO, 02/15/20	1,635
59	Series 2934, Class EN, PO, 02/15/18	57
1,835	Series 2934, Class HI, IO, 5.000%, 02/15/20	181
1,209	Series 2934, Class KI, IO, 5.000%, 02/15/20	102
451	Series 2945, Class SA, IF, 11.932%, 03/15/20	525
12,353	Series 2949, Class YZ, 5.500%, 03/15/35	13,666
518	Series 2967, Class JI, IO, 5.000%, 04/15/20	52
187	Series 2967, Class S, HB, IF, 32.718%, 04/15/25	309

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
417	Series 2971, Class GC, 5.000%, 07/15/18	427
911	Series 2979, Class BC, 5.000%, 04/15/20	989
130	Series 2989, Class PO, PO, 06/15/23	125
406	Series 2990, Class LK, VAR, 0.571%, 10/15/34	407
391	Series 2990, Class SL, HB, IF, 23.756%, 06/15/34	570
120	Series 2990, Class WP, IF, 16.509%, 06/15/35	144
1,334	Series 2994, Class FC, VAR, 0.601%, 02/15/33	1,332
77	Series 2996, Class FD, VAR, 0.451%, 06/15/35	77
137	Series 2999, Class NC, 4.500%, 12/15/18	137
2,369	Series 3013, Class AF, VAR, 0.451%, 05/15/35	2,371
331	Series 3022, Class SX, IF, 16.372%, 08/15/25	431
2,381	Series 3035, Class Z, 5.850%, 09/15/35	2,637
434	Series 3047, Class OB, 5.500%, 12/15/33	449
1,045	Series 3049, Class XF, VAR, 0.551%, 05/15/33	1,048
528	Series 3054, Class MI, IO, 5.500%, 05/15/34	26
1,168	Series 3068, Class QB, 4.500%, 06/15/20	1,217
898	Series 3077, Class TO, PO, 04/15/35	866
50	Series 3100, Class MA, VAR, 0.282%, 12/15/35	49
4,101	Series 3101, Class UZ, 6.000%, 01/15/36	4,633
642	Series 3117, Class EO, PO, 02/15/36	615
897	Series 3117, Class OG, PO, 02/15/36	850
645	Series 3117, Class OK, PO, 02/15/36	617
3,463	Series 3117, Class PL, 5.000%, 08/15/34	3,600
193	Series 3122, Class OH, PO, 03/15/36	169
94	Series 3122, Class ZB, 6.000%, 03/15/36	95
1,462	Series 3130, Class KZ, 5.500%, 12/15/34	1,626
131	Series 3134, Class PO, PO, 03/15/36	125
3,423	Series 3137, Class XP, 6.000%, 04/15/36	3,854
523	Series 3138, Class PO, PO, 04/15/36	492
1,500	Series 3143, Class BC, 5.500%, 02/15/36	1,677
2,121	Series 3147, Class PF, VAR, 0.501%, 04/15/36	2,127
106	Series 3149, Class SO, PO, 05/15/36	101
864	Series 3151, Class PD, 6.000%, 11/15/34	890
796	Series 3151, Class PO, PO, 05/15/36	763
934	Series 3152, Class MO, PO, 03/15/36	891
653	Series 3153, Class EO, PO, 05/15/36	611

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	199

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
508	Series 3155, Class CG, 6.000%, 11/15/24	510
4,468	Series 3156, Class AZ, 5.500%, 05/15/36	4,981
8,000	Series 3166, Class AC, 5.000%, 06/15/21 (m)	9,142
663	Series 3171, Class MO, PO, 06/15/36	623
596	Series 3174, Class PX, 5.000%, 06/15/17	629
687	Series 3179, Class OA, PO, 07/15/36	650
211	Series 3184, Class OA, PO, 02/15/33	207
800	Series 3194, Class SA, IF, IO, 6.899%, 07/15/36	108
937	Series 3195, Class PD, 6.500%, 07/15/36	1,053
903	Series 3200, Class PO, PO, 08/15/36	862
1,538	Series 3210, Class PO, PO, 05/15/36	1,461
2,000	Series 3218, Class BE, 6.000%, 09/15/35	2,156
1,001	Series 3219, Class DI, IO, 6.000%, 04/15/36	148
879	Series 3232, Class ST, IF, IO, 6.499%, 10/15/36	121
1,178	Series 3237, Class AO, PO, 11/15/36	1,077
893	Series 3253, Class PO, PO, 12/15/21	851
526	Series 3260, Class CS, IF, IO, 5.939%, 01/15/37	86
672	Series 3262, Class SG, IF, IO, 6.199%, 01/15/37	116
490	Series 3274, Class JO, PO, 02/15/37	469
496	Series 3274, Class MO, PO, 02/15/37	474
304	Series 3275, Class FL, VAR, 0.641%, 02/15/37	305
3,500	Series 3282, Class YD, 5.500%, 02/15/22	4,023
202	Series 3288, Class GS, IF, 1.140%, 03/15/37	177
1,721	Series 3290, Class SB, IF, IO, 6.249%, 03/15/37	293
418	Series 3305, Class MB, IF, 2.681%, 07/15/34	371
498	Series 3316, Class JO, PO, 05/15/37	469
2,500	Series 3329, Class JD, 6.000%, 06/15/36	2,764
4,400	Series 3342, Class VG, 6.000%, 11/15/23	4,581
2,472	Series 3344, Class FT, VAR, 0.551%, 07/15/34	2,479
313	Series 3371, Class FA, VAR, 0.801%, 09/15/37	316
829	Series 3373, Class TO, PO, 04/15/37	784
1,751	Series 3385, Class SN, IF, IO, 5.799%, 11/15/37	201
1,351	Series 3387, Class SA, IF, IO, 6.219%, 11/15/37	187

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
730	Series 3389, Class DQ, 5.750%, 10/15/35	770
647	Series 3393, Class JO, PO, 09/15/32	605
2,000	Series 3402, Class NC, 5.000%, 12/15/22	2,214
1,635	Series 3404, Class SC, IF, IO, 5.799%, 01/15/38	213
3,681	Series 3422, Class AI, IO, SUB, 0.250%, 01/15/38	37
790	Series 3422, Class LI, IO, 5.000%, 02/15/23	68
1,211	Series 3451, Class SA, IF, IO, 5.849%, 05/15/38	140
1,356	Series 3461, Class LZ, 6.000%, 06/15/38	1,516
2,033	Series 3481, Class SJ, IF, IO, 5.649%, 08/15/38	262
1,565	Series 3505, Class SA, IF, IO, 5.799%, 01/15/39	190
1,131	Series 3511, Class IO, IO, 5.000%, 12/15/21	94
796	Series 3511, Class SA, IF, IO, 5.799%, 02/15/39	97
1,377	Series 3515, Class PI, IO, 5.500%, 07/15/37	98
2,590	Series 3531, Class SA, IF, IO, 6.099%, 05/15/39	314
2,713	Series 3537, Class MI, IO, 5.000%, 06/15/38	358
232	Series 3546, Class A, VAR, 2.928%, 02/15/39	246
1,154	Series 3549, Class FA, VAR, 1.401%, 07/15/39	1,174
1,433	Series 3564, Class JA, 4.000%, 01/15/18	1,509
2,394	Series 3572, Class JS, IF, IO, 6.599%, 09/15/39	385
974	Series 3604, Class PO, PO, 05/15/36	911
1,274	Series 3607, Class AO, PO, 04/15/36	1,219
1,274	Series 3607, Class BO, PO, 04/15/36	1,219
673	Series 3607, Class EO, PO, 02/15/33	660
1,865	Series 3607, Class PO, PO, 05/15/37	1,667
1,341	Series 3611, Class PO, PO, 07/15/34	1,283
1,700	Series 3614, Class QB, 4.000%, 12/15/24	1,873
1,176	Series 3621, Class BO, PO, 01/15/40	1,123
1,296	Series 3621, Class PO, PO, 01/15/40	1,238
1,578	Series 3623, Class LO, PO, 01/15/40	1,493
1,343	Series 3632, Class BS, IF, 16.829%, 02/15/40	2,035
2,875	Series 3653, Class HJ, 5.000%, 04/15/40	3,107
5,900	Series 3659, Class VG, 5.000%, 09/15/34	6,958
2,506	Series 3666, Class VA, 5.500%, 12/15/22	2,646

SEE NOTES TO FINANCIAL STATEMENTS.

200	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,366	Series 3680, Class MA, 4.500%, 07/15/39	7,103
1,406	Series 3688, Class CU, VAR, 6.769%, 11/15/21	1,511
3,689	Series 3688, Class GT, VAR, 7.177%, 11/15/46	4,534
6,263	Series 3688, Class NI, IO, 5.000%, 04/15/32	655
8,955	Series 3704, Class CT, 7.000%, 12/15/36	10,849
5,754	Series 3704, Class DT, 7.500%, 11/15/36	6,705
4,700	Series 3704, Class ET, 7.500%, 12/15/36	5,755
15,615	Series 3710, Class FL, VAR, 0.701%, 05/15/36	15,813
7,167	Series 3714, Class IP, IO, 5.000%, 08/15/40	1,130
2,865	Series 3720, Class A, 4.500%, 09/15/25	3,100
5,489	Series 3739, Class LI, IO, 4.000%, 03/15/34	262
4,125	Series 3740, Class SC, IF, IO, 5.799%, 10/15/40	1,058
2,373	Series 3747, Class CY, 4.500%, 10/15/40	2,654
1,500	Series 3747, Class PY, 4.000%, 10/15/40	1,648
5,970	Series 3759, Class HI, IO, 4.000%, 08/15/37	411
3,779	Series 3760, Class GI, IO, 4.000%, 10/15/37	282
1,500	Series 3770, Class PY, 5.000%, 12/15/40	1,787
4,038	Series 3795, Class EI, IO, 5.000%, 10/15/39	553
4,863	Series 3804, Class FN, VAR, 0.651%, 03/15/39	4,890
10,711	Series 3819, Class ZQ, 6.000%, 04/15/36	12,399
550	Series 3852, Class QN, IF, 5.500%, 05/15/41	580
891	Series 3852, Class TP, IF, 5.500%, 05/15/41	877
5,433	Series 3855, Class HJ, 3.000%, 02/15/26	5,608
2,182	Series 3860, Class PZ, 5.000%, 05/15/41	2,487
1,892	Series 3895, Class WA, VAR, 5.699%, 10/15/38	2,094
1,687	Series 3898, Class AF, VAR, 0.771%, 06/15/41	1,699
5,000	Series 3920, Class LP, 5.000%, 01/15/34	5,630
5,392	Series 3925, Class FL, VAR, 0.651%, 01/15/41	5,422
3,689	Series 3960, Class JF, VAR, 0.651%, 04/15/41	3,717
4,540	Series 3966, Class BF, VAR, 0.701%, 10/15/40	4,574
6,352	Series 3966, Class NA, 4.000%, 12/15/41	6,848

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,735	Series 3997, Class PF, VAR, 0.651%, 11/15/39	2,751
4,260	Series 3998, Class GF, VAR, 0.651%, 05/15/36	4,280
4,611	Series 4001, Class NF, VAR, 0.701%, 01/15/39	4,636
4,674	Series 4012, Class FN, VAR, 0.701%, 03/15/42	4,723
2,007	Series 4012, Class NF, VAR, 0.651%, 12/15/38	2,017
6,738	Series 4013, Class QF, VAR, 0.751%, 03/15/41	6,779
4,666	Series 4048, Class FB, VAR, 0.601%, 10/15/41	4,688
7,094	Series 4048, Class FJ, VAR, 0.602%, 07/15/37	7,122
2,916	Series 4073, Class MF, VAR, 0.651%, 08/15/39	2,939
7,849	Series 4077, Class FB, VAR, 0.701%, 07/15/42	7,913
4,838	Series 4087, Class FA, VAR, 0.651%, 05/15/39	4,858
4,913	Series 4095, Class FB, VAR, 0.601%, 04/15/39	4,929
	Federal Home Loan Mortgage Corp. STRIPS,
2	Series 1, Class B, IO, 8.000%, 10/15/18	—	(h)
1	Series 16, Class B, IO, 10.000%, 06/01/20	—	(h)
10	Series 134, Class B, IO, 9.000%, 04/01/22	2
1,910	Series 191, Class IO, IO, 8.000%, 01/01/28	346
1,138	Series 197, Class PO, PO, 04/01/28	1,082
1,784	Series 233, Class 11, IO, 5.000%, 09/15/35	234
1,009	Series 233, Class 12, IO, 5.000%, 09/15/35	132
2,404	Series 233, Class 13, IO, 5.000%, 09/15/35	310
4,419	Series 239, Class S30, IF, IO, 7.499%, 08/15/36	657
835	Series 243, Class 16, IO, 4.500%, 11/15/20	76
1,374	Series 243, Class 17, IO, 4.500%, 12/15/20	130
33,901	Series 262, Class 35, 3.500%, 07/15/42 (m)	35,945
14,706	Series 264, Class F1, VAR, 0.751%, 07/15/42	14,769
24,448	Series 267, Class F5, VAR, 0.701%, 08/15/42	24,801
4,924	Series 270, Class F1, VAR, 0.701%, 08/15/42	5,002
4,943	Series 274, Class F1, VAR, 0.701%, 08/15/42	4,981

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	201

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
6,173	Series 279, Class F6, VAR, 0.651%, 09/15/42	6,213
6,910	Series 281, Class F1, VAR, 0.701%, 10/15/42	7,009
	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities,
409	Series T-41, Class 3A, VAR, 6.695%, 07/25/32 (m)	463
1,461	Series T-42, Class A5, 7.500%, 02/25/42	1,750
89	Series T-51, Class 1A, VAR, 6.500%, 09/25/43	101
104	Series T-51, Class 2A, VAR, 7.500%, 08/25/42	121
2,332	Series T-54, Class 2A, 6.500%, 02/25/43	2,779
1,172	Series T-54, Class 3A, 7.000%, 02/25/43	1,421
2,136	Series T-56, Class A5, 5.231%, 05/25/43	2,387
216	Series T-58, Class APO, PO, 09/25/43	183
207	Series T-59, Class 1AP, PO, 10/25/43	153
2,984	Series T-62, Class 1A1, VAR, 1.340%, 10/25/44	2,963
5,838	Series T-76, Class 2A, VAR, 3.398%, 10/25/37	5,909
	Federal National Mortgage Association - ACES,
4,000	Series 2010-M1, Class A2, 4.450%, 09/25/19	4,528
5,000	Series 2010-M3, Class A3, VAR, 4.332%, 03/25/20	5,730
1,700	Series 2011-M1, Class A3, 3.763%, 06/25/21	1,865
9,480	Series 2011-M2, Class A3, 3.764%, 07/25/21	10,508
5,000	Series 2011-M4, Class A2, 3.726%, 06/25/21	5,562
9,646	Series 2012-M11, Class FA, VAR, 0.734%, 08/25/19	9,697
5,051	Series 2012-M8, Class ASQ2, 1.520%, 12/25/19	5,143
4,800	Series 2012-M8, Class ASQ3, 1.801%, 12/25/19	4,881
	Federal National Mortgage Association Grantor Trust,
37	Series 2001-T10, Class PO, PO, 12/25/41	35
876	Series 2001-T12, Class A2, 7.500%, 08/25/41	1,026
1,007	Series 2001-T7, Class A1, 7.500%, 02/25/41	1,140
324	Series 2002-T16, Class A2, 7.000%, 07/25/42	380

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
593	Series 2002-T19, Class A2, 7.000%, 07/25/42	720
412	Series 2002-T4, Class A2, 7.000%, 12/25/41	465
1,115	Series 2002-T4, Class A3, 7.500%, 12/25/41	1,293
861	Series 2004-T1, Class 1A1, 6.000%, 01/25/44	1,009
682	Series 2004-T3, Class PT1, VAR, 8.423%, 01/25/44	843
	Federal National Mortgage Association REMIC Trust,
1,656	Series 2001-W3, Class A, VAR, 7.000%, 09/25/41	1,956
7,603	Series 2002-W10, Class IO, IO, VAR, 0.985%, 08/25/42	216
504	Series 2003-W1, Class 1A1, VAR, 6.137%, 12/25/42	586
298	Series 2003-W1, Class 2A, VAR, 6.896%, 12/25/42	356
434	Series 2003-W18, Class 1A6, 5.370%, 08/25/43	456
99	Series 2003-W4, Class 2A, VAR, 6.442%, 10/25/42	110
1,150	Series 2004-W11, Class 1A1, 6.000%, 05/25/44	1,405
1,345	Series 2004-W4, Class A7, 5.500%, 06/25/34	1,526
667	Series 2006-W3, Class 1AF1, VAR, 0.442%, 10/25/46	664
785	Series 2006-W3, Class 2A, 6.000%, 09/25/46	907
2,173	Series 2007-W2, Class 1A1, VAR, 0.522%, 03/25/37	2,178
1,257	Series 2007-W3, Class 1A3, 6.750%, 04/25/37	1,375
228	Series 2007-W7, Class 1A4, HB, IF, 37.970%, 07/25/37	425
5,055	Series 2009-W1, Class A, 6.000%, 12/25/49	5,892
	Federal National Mortgage Association REMIC,
45	Series 1988-7, Class Z, 9.250%, 04/25/18	50
3	Series 1988-11, Class D, PO, 05/25/18	2
261	Series 1988-21, Class G, 9.500%, 08/25/18	300
2	Series 1988-29, Class B, 9.500%, 12/25/18	2
3	Series 1989-21, Class G, 10.450%, 04/25/19	4
13	Series 1989-27, Class Y, 6.900%, 06/25/19	14

SEE NOTES TO FINANCIAL STATEMENTS.

202	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
12		Series 1989-70, Class G, 8.000%, 10/25/19	13
5		Series 1989-78, Class H, 9.400%, 11/25/19	6
4		Series 1989-89, Class H, 9.000%, 11/25/19	5
3		Series 1990-60, Class K, 5.500%, 06/25/20	4
3		Series 1990-93, Class G, 5.500%, 08/25/20	4
—	(h)	Series 1990-95, Class J, HB, 1,118.040%, 08/25/20	4
29		Series 1990-102, Class J, 6.500%, 08/25/20	32
4		Series 1990-134, Class SC, HB, IF, 21.272%, 11/25/20	7
—	(h)	Series 1990-140, Class K, HB, 652.145%, 12/25/20	5
—	(h)	Series 1991-7, Class K, HB, 908.500%, 02/25/21	1
182		Series 1991-44, Class G, 8.500%, 05/25/21	205
—	(h)	Series 1991-60, Class PM, HB, 1,009.000%, 06/25/21	2
6		Series 1992-101, Class J, 7.500%, 06/25/22	7
182		Series 1992-188, Class PZ, 7.500%, 10/25/22	208
192		Series 1993-25, Class J, 7.500%, 03/25/23	221
92		Series 1993-27, Class S, IF, 9.423%, 02/25/23	107
40		Series 1993-31, Class K, 7.500%, 03/25/23	46
390		Series 1993-54, Class Z, 7.000%, 04/25/23	444
21		Series 1993-62, Class SA, IF, 18.034%, 04/25/23	30
21		Series 1993-97, Class FA, VAR, 1.469%, 05/25/23	21
4		Series 1993-108, Class D, PO, 02/25/23	3
49		Series 1993-162, Class F, VAR, 1.169%, 08/25/23	50
8		Series 1993-165, Class SD, IF, 12.584%, 09/25/23	9
76		Series 1993-179, Class SB, HB, IF, 25.064%, 10/25/23	131
23		Series 1993-220, Class SG, IF, 15.562%, 11/25/13	24
7		Series 1993-225, Class SG, HB, IF, 26.596%, 12/25/13	8
15		Series 1993-228, Class G, PO, 09/25/23	14
13		Series 1993-230, Class FA, VAR, 0.819%, 12/25/23	13
176		Series 1993-250, Class Z, 7.000%, 12/25/23	183
1,054		Series 1994-26, Class J, PO, 01/25/24	981

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
115	Series 1994-37, Class L, 6.500%, 03/25/24	133
32	Series 1995-2, Class Z, 8.500%, 01/25/25	37
242	Series 1996-14, Class SE, IF, IO, 8.850%, 08/25/23	46
11	Series 1996-59, Class J, 6.500%, 08/25/22	12
83	Series 1997-20, Class IO, IF, IO, VAR, 1.840%, 03/25/27	3
24	Series 1997-24, Class Z, 8.000%, 04/18/27	28
23	Series 1997-27, Class J, 7.500%, 04/18/27	26
448	Series 1997-46, Class Z, 7.500%, 06/17/27	522
19	Series 1997-81, Class PI, IO, 7.000%, 12/18/27	3
1,146	Series 1998-30, Class ZA, 6.500%, 05/20/28	1,314
27	Series 1998-36, Class J, 6.000%, 07/18/28	28
285	Series 1998-36, Class ZB, 6.000%, 07/18/28	316
153	Series 1998-43, Class SA, IF, IO, 19.313%, 04/25/23	62
121	Series 1999-57, Class Z, 7.500%, 12/25/19	137
134	Series 1999-62, Class PB, 7.500%, 12/18/29	158
466	Series 2000-18, Class EC, PO, 10/25/23	431
20	Series 2000-52, Class IO, IO, 8.500%, 01/25/31	4
1,026	Series 2001-4, Class ZA, 6.500%, 03/25/31	1,175
9	Series 2001-5, Class OW, 6.000%, 03/25/16	9
96	Series 2001-7, Class PF, 7.000%, 03/25/31	112
156	Series 2001-33, Class ID, IO, 6.000%, 07/25/31	30
206	Series 2001-36, Class DE, 7.000%, 08/25/31	242
591	Series 2001-38, Class FB, VAR, 0.702%, 08/25/31	593
108	Series 2001-44, Class PD, 7.000%, 09/25/31	127
220	Series 2001-44, Class PU, 7.000%, 09/25/31	258
295	Series 2001-49, Class LZ, 8.500%, 07/25/31	353
72	Series 2001-52, Class XN, 6.500%, 11/25/15	76
777	Series 2001-53, Class FX, VAR, 0.552%, 10/25/31	776
574	Series 2001-61, Class Z, 7.000%, 11/25/31	674
177	Series 2001-71, Class QE, 6.000%, 12/25/16	188

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	203

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
101	Series 2001-72, Class SX, IF, 16.996%, 12/25/31	137
96	Series 2001-74, Class MB, 6.000%, 12/25/16	102
120	Series 2002-1, Class HC, 6.500%, 02/25/22	134
69	Series 2002-1, Class SA, HB, IF, 24.532%, 02/25/32	116
115	Series 2002-1, Class UD, HB, IF, 23.734%, 12/25/23	184
177	Series 2002-3, Class PG, 5.500%, 02/25/17	185
437	Series 2002-7, Class FD, VAR, 0.902%, 04/25/29	442
72	Series 2002-9, Class ST, IF, 18.836%, 03/25/17	89
509	Series 2002-11, Class QG, 5.500%, 03/25/17	535
715	Series 2002-13, Class SJ, IF, IO, 1.600%, 03/25/32	37
44	Series 2002-13, Class ST, IF, 10.000%, 03/25/32	52
267	Series 2002-18, Class PC, 5.500%, 04/25/17	271
179	Series 2002-19, Class PE, 6.000%, 04/25/17	190
1,172	Series 2002-30, Class Z, 6.000%, 05/25/32	1,324
70	Series 2002-37, Class Z, 6.500%, 06/25/32	77
1,408	Series 2002-42, Class C, 6.000%, 07/25/17	1,508
2,392	Series 2002-50, Class ZA, 6.000%, 05/25/31	2,699
379	Series 2002-55, Class QE, 5.500%, 09/25/17	404
1,147	Series 2002-56, Class UC, 5.500%, 09/25/17 (m)	1,222
1,445	Series 2002-60, Class FA, VAR, 0.952%, 02/25/31	1,463
1,445	Series 2002-60, Class FB, VAR, 0.952%, 02/25/31	1,463
533	Series 2002-62, Class ZE, 5.500%, 11/25/17	569
207	Series 2002-63, Class KC, 5.000%, 10/25/17	220
231	Series 2002-63, Class LB, 5.500%, 10/25/17	246
756	Series 2002-71, Class KM, 5.000%, 11/25/17	805
195	Series 2002-77, Class S, IF, 14.114%, 12/25/32	238
185	Series 2002-81, Class JO, PO, 04/25/32	184

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1	Series 2002-91, Class UH, IO, 5.500%, 06/25/22	—	(h)
458	Series 2002-95, Class XD, 5.000%, 01/25/18	496
3,374	Series 2003-2, Class F, VAR, 0.952%, 02/25/33	3,410
524	Series 2003-7, Class A1, 6.500%, 12/25/42	611
1,628	Series 2003-14, Class TI, IO, 5.000%, 03/25/33	244
1,036	Series 2003-22, Class UD, 4.000%, 04/25/33	1,147
1,127	Series 2003-26, Class XS, IF, IO, 6.848%, 03/25/23	132
2,395	Series 2003-33, Class IA, IO, 6.500%, 05/25/33	449
113	Series 2003-39, Class IO, IO, VAR, 6.000%, 05/25/33	19
2,089	Series 2003-41, Class PE, 5.500%, 05/25/23	2,305
2,509	Series 2003-44, Class IU, IO, 7.000%, 06/25/33	417
182	Series 2003-45, Class AI, IO, 5.500%, 05/25/33	7
81	Series 2003-52, Class SX, HB, IF, 22.345%, 10/25/31	131
459	Series 2003-55, Class CD, 5.000%, 06/25/23	504
46	Series 2003-68, Class QP, 3.000%, 07/25/22	47
1,277	Series 2003-71, Class IM, IO, 5.500%, 12/25/31	83
1,193	Series 2003-72, Class IE, IO, 5.500%, 08/25/33	172
65	Series 2003-74, Class SH, IF, 9.807%, 08/25/33	71
877	Series 2003-76, Class SH, IF, 13.797%, 09/25/31	1,017
1,035	Series 2003-80, Class SY, IF, IO, 7.448%, 06/25/23	108
764	Series 2003-81, Class LC, 4.500%, 09/25/18	815
1,476	Series 2003-83, Class PG, 5.000%, 06/25/23	1,577
1,109	Series 2003-86, Class ZA, 5.500%, 09/25/33	1,234
747	Series 2003-88, Class TH, 4.500%, 09/25/18	792
196	Series 2003-91, Class SD, IF, 12.164%, 09/25/33	235

SEE NOTES TO FINANCIAL STATEMENTS.

204	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
4,191	Series 2003-105, Class AZ, 5.500%, 10/25/33	4,739
108	Series 2003-106, Class PO, PO, 08/25/17	103
2,302	Series 2003-106, Class WE, 4.500%, 11/25/22	2,372
1,177	Series 2003-116, Class SB, IF, IO, 7.398%, 11/25/33	275
1,351	Series 2003-117, Class JB, 3.500%, 06/25/33	1,417
2,475	Series 2003-120, Class BL, 3.500%, 12/25/18	2,603
531	Series 2003-122, Class TE, 5.000%, 12/25/22	553
59	Series 2003-128, Class KE, 4.500%, 01/25/14	59
245	Series 2003-130, Class SX, IF, 11.217%, 01/25/34	281
210	Series 2003-131, Class SK, IF, 15.797%, 01/25/34	272
193	Series 2003-132, Class OA, PO, 08/25/33	182
540	Series 2003-132, Class PI, IO, 5.500%, 08/25/33	74
1,039	Series 2004-4, Class QI, IF, IO, 6.898%, 06/25/33	191
260	Series 2004-4, Class QM, IF, 13.797%, 06/25/33	318
586	Series 2004-10, Class SC, HB, IF, 27.793%, 02/25/34	834
887	Series 2004-17, Class H, 5.500%, 04/25/34	998
738	Series 2004-25, Class PC, 5.500%, 01/25/34	803
673	Series 2004-25, Class SA, IF, 18.970%, 04/25/34	987
1,370	Series 2004-27, Class HB, 4.000%, 05/25/19	1,458
2,389	Series 2004-28, Class PF, VAR, 0.602%, 03/25/34	2,397
644	Series 2004-36, Class SA, IF, 18.970%, 05/25/34	946
191	Series 2004-36, Class SN, IF, 13.797%, 07/25/33	226
956	Series 2004-46, Class EP, PO, 03/25/34	906
48	Series 2004-46, Class HS, IF, IO, 5.798%, 05/25/30	—	(h)
335	Series 2004-46, Class QB, HB, IF, 23.193%, 05/25/34	483
259	Series 2004-46, Class SK, IF, 15.945%, 05/25/34	332

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
4,827	Series 2004-50, Class VZ, 5.500%, 07/25/34	5,584
117	Series 2004-51, Class SY, IF, 13.837%, 07/25/34	144
841	Series 2004-53, Class NC, 5.500%, 07/25/24	929
413	Series 2004-59, Class BG, PO, 12/25/32	383
4,877	Series 2004-61, Class FH, VAR, 1.002%, 11/25/32	4,939
195	Series 2004-61, Class SK, IF, 8.500%, 11/25/32	217
1,085	Series 2004-87, Class F, VAR, 0.952%, 01/25/34	1,096
22	Series 2004-92, Class JO, PO, 12/25/34	22
1,963	Series 2005-7, Class LO, PO, 02/25/35	1,697
401	Series 2005-13, Class FL, VAR, 0.602%, 03/25/35	403
55	Series 2005-14, Class BA, 4.500%, 04/25/19	55
246	Series 2005-15, Class MO, PO, 03/25/35	236
4,239	Series 2005-47, Class AK, 5.000%, 06/25/20	4,536
184	Series 2005-52, Class PA, 6.500%, 06/25/35	199
1,490	Series 2005-56, Class S, IF, IO, 6.508%, 07/25/35	243
1,562	Series 2005-57, Class EG, VAR, 0.502%, 03/25/35	1,564
151	Series 2005-58, Class PO, PO, 07/25/35	147
396	Series 2005-66, Class SG, IF, 16.871%, 07/25/35	546
2,576	Series 2005-66, Class SV, IF, IO, 6.548%, 07/25/35	374
1,250	Series 2005-67, Class HG, 5.500%, 01/25/35	1,351
698	Series 2005-68, Class BC, 5.250%, 06/25/35	771
1,513	Series 2005-68, Class PG, 5.500%, 08/25/35	1,708
342	Series 2005-73, Class PS, IF, 16.196%, 08/25/35	443
1,311	Series 2005-74, Class SK, IF, 19.575%, 05/25/35	1,920
1,158	Series 2005-84, Class XM, 5.750%, 10/25/35	1,306
2,000	Series 2005-87, Class NH, 5.000%, 10/25/25	2,222
467	Series 2005-90, Class AO, PO, 10/25/35	418

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	205

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,459	Series 2005-90, Class ES, IF, 16.371%, 10/25/35	1,904
943	Series 2005-90, Class PO, PO, 09/25/35	846
3,844	Series 2005-92, Class UF, VAR, 0.552%, 10/25/25	3,853
633	Series 2005-103, Class SC, IF, 10.899%, 07/25/35	837
1,025	Series 2005-106, Class US, HB, IF, 23.827%, 11/25/35	1,550
203	Series 2005-109, Class PB, 6.000%, 01/25/34	204
550	Series 2005-110, Class GJ, 5.500%, 11/25/30	553
2,739	Series 2005-110, Class GK, 5.500%, 08/25/34	2,918
329	Series 2005-110, Class MJ, 5.500%, 01/25/33	332
2,397	Series 2005-110, Class MN, 5.500%, 06/25/35	2,644
608	Series 2005-116, Class PB, 6.000%, 04/25/34	652
1,823	Series 2005-118, Class PN, 6.000%, 01/25/32	1,855
6,160	Series 2006-8, Class WN, IF, IO, 6.498%, 03/25/36	1,354
1,680	Series 2006-8, Class WQ, PO, 03/25/36	1,590
270	Series 2006-15, Class OT, PO, 01/25/36	251
745	Series 2006-16, Class FC, VAR, 0.502%, 03/25/36	747
2,202	Series 2006-16, Class HZ, 5.500%, 03/25/36	2,460
491	Series 2006-23, Class KO, PO, 04/25/36	449
1,392	Series 2006-27, Class OH, PO, 04/25/36	1,231
1,222	Series 2006-33, Class ZB, 6.000%, 05/25/36	1,349
1,869	Series 2006-35, Class GD, 6.000%, 12/25/34	1,947
2,054	Series 2006-39, Class WC, 5.500%, 01/25/36	2,265
404	Series 2006-42, Class CF, VAR, 0.652%, 06/25/36	407
516	Series 2006-44, Class FP, VAR, 0.602%, 06/25/36	519
1,092	Series 2006-44, Class GO, PO, 06/25/36	1,022
2,578	Series 2006-44, Class P, PO, 12/25/33	2,468
1,712	Series 2006-46, Class UC, 5.500%, 12/25/35	1,914
605	Series 2006-50, Class JO, PO, 06/25/36	572

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
906	Series 2006-50, Class PS, PO, 06/25/36	867
1,697	Series 2006-53, Class US, IF, IO, 6.378%, 06/25/36	225
1,157	Series 2006-56, Class FC, VAR, 0.492%, 07/25/36	1,158
1,424	Series 2006-56, Class FT, VAR, 0.952%, 07/25/36	1,401
465	Series 2006-58, Class AP, PO, 07/25/36	444
511	Series 2006-58, Class FL, VAR, 0.662%, 07/25/36	515
1,082	Series 2006-58, Class PO, PO, 07/25/36	1,015
1,232	Series 2006-59, Class QO, PO, 01/25/33	1,199
626	Series 2006-60, Class DO, PO, 04/25/35	599
1,541	Series 2006-63, Class ZH, 6.500%, 07/25/36	1,774
450	Series 2006-65, Class QO, PO, 07/25/36	421
756	Series 2006-72, Class GO, PO, 08/25/36	724
440	Series 2006-72, Class HO, PO, 08/25/26	418
698	Series 2006-72, Class TO, PO, 08/25/36	654
4,878	Series 2006-77, Class PC, 6.500%, 08/25/36	5,586
2,036	Series 2006-78, Class BZ, 6.500%, 08/25/36	2,374
711	Series 2006-79, Class DO, PO, 08/25/36	664
806	Series 2006-86, Class OB, PO, 09/25/36	770
740	Series 2006-90, Class AO, PO, 09/25/36	719
4,466	Series 2006-94, Class GI, IF, IO, 6.448%, 10/25/26	638
187	Series 2006-94, Class GK, HB, IF, 32.242%, 10/25/26	305
893	Series 2006-102, Class MD, 6.000%, 01/25/35	925
2,059	Series 2006-105, Class ME, 5.500%, 11/25/36	2,422
655	Series 2006-110, Class PO, PO, 11/25/36	628
291	Series 2006-111, Class EO, PO, 11/25/36	278
863	Series 2006-113, Class PO, PO, 07/25/36	825
939	Series 2006-115, Class OK, PO, 12/25/36	899
1,540	Series 2006-117, Class GS, IF, IO, 6.448%, 12/25/36	219
548	Series 2006-118, Class A2, VAR, 0.262%, 12/25/36	519
527	Series 2006-119, Class PO, PO, 12/25/36	495
1,519	Series 2006-120, Class IO, IO, 6.500%, 12/25/36	267
1,466	Series 2006-120, Class PF, VAR, 0.452%, 12/25/36	1,468

SEE NOTES TO FINANCIAL STATEMENTS.

206	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,503	Series 2006-126, Class AO, PO, 01/25/37	1,439
1,620	Series 2006-130, Class GI, IO, 6.500%, 07/25/32	245
253	Series 2007-1, Class SD, HB, IF, 37.790%, 02/25/37	319
871	Series 2007-7, Class SG, IF, IO, 6.298%, 08/25/36	197
3,573	Series 2007-14, Class ES, IF, IO, 6.238%, 03/25/37	571
785	Series 2007-14, Class OP, PO, 03/25/37	747
320	Series 2007-15, Class NO, PO, 03/25/22	291
1,000	Series 2007-16, Class FC, VAR, 0.952%, 03/25/37	1,001
1,757	Series 2007-16, Class FM, VAR, 0.432%, 03/25/37	1,754
3,143	Series 2007-18, Class BD, 5.750%, 05/25/36	3,392
1,844	Series 2007-18, Class MZ, 6.000%, 03/25/37	2,177
969	Series 2007-22, Class SC, IF, IO, 5.878%, 03/25/37	118
1,243	Series 2007-24, Class GW, 5.500%, 03/25/29	1,278
201	Series 2007-39, Class EF, VAR, 0.452%, 05/25/37	201
352	Series 2007-43, Class FL, VAR, 0.502%, 05/25/37	352
1,403	Series 2007-54, Class FA, VAR, 0.602%, 06/25/37	1,411
2,875	Series 2007-54, Class PF, VAR, 0.422%, 06/25/37	2,874
2,988	Series 2007-54, Class WI, IF, IO, 5.898%, 06/25/37	439
1,796	Series 2007-60, Class AX, IF, IO, 6.948%, 07/25/37	387
2,040	Series 2007-61, Class PC, 5.500%, 07/25/34	2,092
2,746	Series 2007-63, Class PC, 5.500%, 07/25/36	2,872
1,232	Series 2007-64, Class FB, VAR, 0.572%, 07/25/37	1,234
2,900	Series 2007-65, Class KI, IF, IO, 6.418%, 07/25/37	375
7,642	Series 2007-72, Class EK, IF, IO, 6.198%, 07/25/37	1,098
664	Series 2007-75, Class EO, PO, 01/25/36	651
2,794	Series 2007-76, Class ZG, 6.000%, 08/25/37	3,263

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,475	Series 2007-77, Class FG, VAR, 0.702%, 03/25/37	1,487
1,311	Series 2007-78, Class CB, 6.000%, 08/25/37	1,417
204	Series 2007-79, Class SB, HB, IF, 23.277%, 08/25/37	288
684	Series 2007-88, Class VI, IF, IO, 6.338%, 09/25/37	111
2,102	Series 2007-91, Class ES, IF, IO, 6.258%, 10/25/37	358
3,227	Series 2007-100, Class SM, IF, IO, 6.248%, 10/25/37	489
3,437	Series 2007-101, Class A2, VAR, 0.452%, 06/27/36	3,407
512	Series 2007-106, Class A7, VAR, 5.984%, 10/25/37	574
7,000	Series 2007-112, Class GB, 5.500%, 12/25/22	8,020
4,587	Series 2007-112, Class SA, IF, IO, 6.248%, 12/25/37	775
8,000	Series 2007-114, Class A6, VAR, 0.402%, 10/27/37	7,959
3,702	Series 2007-116, Class HI, IF, IO, VAR, 1.829%, 01/25/38	272
122	Series 2007-118, Class IO, IO, 6.000%, 06/25/36	8
2,783	Series 2008-1, Class BI, IF, IO, 5.708%, 02/25/38	332
1,071	Series 2008-10, Class XI, IF, IO, 6.028%, 03/25/38	165
660	Series 2008-12, Class IV, IO, 6.500%, 04/25/31	39
2,035	Series 2008-16, Class IS, IF, IO, 5.998%, 03/25/38	345
2,922	Series 2008-18, Class FA, VAR, 1.102%, 03/25/38	2,956
1,305	Series 2008-19, Class IC, IO, 5.000%, 03/25/23	104
1,876	Series 2008-20, Class SA, IF, IO, 6.788%, 03/25/38	356
3,796	Series 2008-24, Class PF, VAR, 0.852%, 02/25/38	3,841
757	Series 2008-27, Class SN, IF, IO, 6.698%, 04/25/38	134
859	Series 2008-32, Class SA, IF, IO, 6.648%, 04/25/38	123
2,327	Series 2008-35, Class IM, IO, VAR, 0.642%, 10/25/16	21

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	207

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,715	Series 2008-36, Class IA, IO, 4.500%, 10/25/22	87
187	Series 2008-44, Class PO, PO, 05/25/38	178
1,631	Series 2008-47, Class SI, IF, IO, 6.298%, 06/25/23	194
4,920	Series 2008-51, Class BC, 4.500%, 06/25/23	5,213
1,058	Series 2008-53, Class CI, IF, IO, 6.998%, 07/25/38	169
2,000	Series 2008-70, Class BY, 4.000%, 08/25/23	2,163
1,180	Series 2008-76, Class GF, VAR, 0.852%, 09/25/23	1,194
3,526	Series 2008-77, Class DG, 5.000%, 09/25/23	3,840
370	Series 2008-80, Class GP, 6.250%, 09/25/38	415
1,863	Series 2008-80, Class SA, IF, IO, 5.648%, 09/25/38	237
831	Series 2008-81, Class SB, IF, IO, 5.648%, 09/25/38	136
2,000	Series 2008-95, Class BA, 5.000%, 01/25/24	2,292
420	Series 2009-4, Class BD, 4.500%, 02/25/39	449
900	Series 2009-6, Class GS, IF, IO, 6.348%, 02/25/39	155
1,829	Series 2009-9, Class IO, IO, 5.000%, 02/25/24	178
1,439	Series 2009-12, Class IO, IO, 4.500%, 03/25/24	111
250	Series 2009-12, Class NI, IO, 5.500%, 08/25/22	5
580	Series 2009-14, Class YI, IO, 5.000%, 07/25/22	14
2,608	Series 2009-17, Class QS, IF, IO, 6.448%, 03/25/39	339
2,500	Series 2009-19, Class IP, IO, 5.500%, 10/25/36	563
512	Series 2009-47, Class MT, 7.000%, 07/25/39	574
2,229	Series 2009-52, Class PI, IO, 5.000%, 07/25/39	270
7,504	Series 2009-60, Class HT, 6.000%, 08/25/39	8,677
1,463	Series 2009-62, Class HJ, 6.000%, 05/25/39	1,603
348	Series 2009-63, Class P, 5.000%, 03/25/37	389
658	Series 2009-69, Class PO, PO, 09/25/39	628

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
356	Series 2009-79, Class UA, 7.000%, 03/25/38	411
2,095	Series 2009-84, Class WS, IF, IO, 5.698%, 10/25/39	236
2,004	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	252
2,569	Series 2009-86, Class OT, PO, 10/25/37	2,402
3,842	Series 2009-86, Class UI, IO, 4.000%, 10/25/14	166
1,408	Series 2009-92, Class AD, 6.000%, 11/25/39	1,603
1,269	Series 2009-99, Class SC, IF, IO, 5.978%, 12/25/39	161
1,322	Series 2009-99, Class WA, VAR, 6.313%, 12/25/39	1,499
4,451	Series 2009-103, Class MB, VAR, 3.085%, 12/25/39	4,783
2,496	Series 2009-112, Class ST, IF, IO, 6.048%, 01/25/40	294
1,586	Series 2009-113, Class FB, VAR, 0.752%, 01/25/40	1,602
4,214	Series 2009-113, Class LB, VAR, 8.250%, 01/25/40	5,137
4,186	Series 2010-1, Class WA, VAR, 6.169%, 02/25/40 (m)	4,631
4,477	Series 2010-9, Class MB, 5.000%, 05/25/32	4,924
2,513	Series 2010-16, Class WA, VAR, 6.447%, 03/25/40	2,877
4,979	Series 2010-16, Class WB, VAR, 6.201%, 03/25/40	5,659
2,116	Series 2010-23, Class KS, IF, IO, 6.898%, 02/25/40	314
2,628	Series 2010-35, Class SB, IF, IO, 6.218%, 04/25/40	378
862	Series 2010-39, Class OT, PO, 10/25/35	800
1,927	Series 2010-40, Class FJ, VAR, 0.802%, 04/25/40	1,944
1,388	Series 2010-42, Class S, IF, IO, 6.198%, 05/25/40	207
2,351	Series 2010-43, Class FD, VAR, 0.802%, 05/25/40	2,375
2,000	Series 2010-45, Class BD, 4.500%, 11/25/38	2,096
1,977	Series 2010-47, Class AV, 5.000%, 05/25/21	2,123
2,029	Series 2010-49, Class SC, IF, 12.257%, 03/25/40	2,425

SEE NOTES TO FINANCIAL STATEMENTS.

208	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,231	Series 2010-61, Class WA, VAR, 5.950%, 06/25/40	1,404
7,643	Series 2010-64, Class DM, 5.000%, 06/25/40 (m)	8,515
6,599	Series 2010-68, Class SA, IF, IO, 4.798%, 07/25/40	1,057
1,592	Series 2010-71, Class HJ, 5.500%, 07/25/40	1,822
6,904	Series 2010-103, Class SB, IF, IO, 5.898%, 11/25/49	794
9,706	Series 2010-111, Class AE, 5.500%, 04/25/38	10,622
2,000	Series 2010-111, Class AM, 5.500%, 10/25/40	2,381
6,363	Series 2010-111, Class WA, VAR, 6.042%, 10/25/40	7,406
876	Series 2010-123, Class FL, VAR, 0.632%, 11/25/40	879
6,262	Series 2010-125, Class SA, IF, IO, 4.238%, 11/25/40	629
2,721	Series 2010-130, Class CY, 4.500%, 11/25/40	3,022
4,532	Series 2010-133, Class A, 5.500%, 05/25/38	4,907
2,587	Series 2010-141, Class FA, VAR, 0.702%, 12/25/40	2,602
2,432	Series 2010-148, Class MA, 4.000%, 02/25/39	2,519
1,538	Series 2011-2, Class WA, VAR, 5.795%, 02/25/51	1,679
1,789	Series 2011-18, Class VN, 4.000%, 10/25/25	1,942
1,674	Series 2011-20, Class MW, 5.000%, 03/25/41	1,987
9,510	Series 2011-21, Class CV, 4.500%, 09/25/26	10,575
1,837	Series 2011-28, Class MA, 4.500%, 07/25/38	1,896
5,905	Series 2011-30, Class LS, IO, VAR, 4.027%, 04/25/41	414
6,641	Series 2011-39, Class ZA, 6.000%, 11/25/32	7,451
1,777	Series 2011-43, Class WA, VAR, 5.878%, 05/25/51	1,976
3,302	Series 2011-47, Class ZA, 5.500%, 07/25/38	3,732
3,496	Series 2011-56, Class VA, 5.000%, 09/25/40	3,898

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,968	Series 2011-58, Class WA, VAR, 5.398%, 07/25/51	4,132
889	Series 2011-75, Class FA, VAR, 0.752%, 08/25/41	897
4,509	Series 2011-118, Class LB, 7.000%, 11/25/41	5,336
8,379	Series 2011-118, Class MT, 7.000%, 11/25/41	10,343
9,023	Series 2011-118, Class NT, 7.000%, 11/25/41	10,563
8,308	Series 2011-124, Class JF, VAR, 0.602%, 02/25/41	8,346
2,410	Series 2011-149, Class EF, VAR, 0.702%, 07/25/41	2,427
3,504	Series 2011-149, Class MF, VAR, 0.702%, 11/25/41	3,530
3,325	Series 2012-3, Class PF, VAR, 0.602%, 04/25/40	3,339
2,718	Series 2012-14, Class FB, VAR, 0.652%, 08/25/37	2,730
6,303	Series 2012-14, Class FL, VAR, 0.652%, 12/25/40	6,344
6,467	Series 2012-21, Class WA, VAR, 5.614%, 03/25/52	6,965
17,572	Series 2012-47, Class HF, VAR, 0.602%, 05/25/27	17,714
4,346	Series 2012-58, Class FA, VAR, 0.702%, 03/25/39	4,376
9,457	Series 2012-66, Class HF, VAR, 0.502%, 03/25/41	9,469
3,462	Series 2012-72, Class QF, VAR, 0.652%, 01/25/38	3,479
1,937	Series 2012-87, Class KF, VAR, 0.652%, 09/25/37	1,946
15,059	Series 2012-89, Class FD, VAR, 0.652%, 04/25/39	15,130
3,259	Series 2012-97, Class FB, VAR, 0.702%, 09/25/42	3,283
19,760	Series 2012-101, Class FC, VAR, 0.702%, 09/25/42	19,923
9,877	Series 2012-108, Class F, VAR, 0.702%, 10/25/42	9,958
8,097	Series 2012-112, Class FD, VAR, 0.702%, 10/25/42	8,165
5,951	Series 2012-137, Class CF, VAR, 0.502%, 08/25/41	5,960
79	Series G92-7, Class JQ, 8.500%, 01/25/22	91
14	Series G92-12, Class B, 7.700%, 02/25/22	15
20	Series G92-14, Class Z, 7.000%, 02/25/22	22

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	209

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
		Agency CMO — Continued
—	(h)	Series G92-27, Class SQ, HB, IF, 1,777.270%, 05/25/22	11
17		Series G92-42, Class Z, 7.000%, 07/25/22	19
389		Series G92-44, Class ZQ, 8.000%, 07/25/22	431
83		Series G92-54, Class ZQ, 7.500%, 09/25/22	94
154		Series G92-61, Class Z, 7.000%, 10/25/22	180
16		Series G92-62, Class B, PO, 10/25/22	14
104		Series G93-1, Class KA, 7.900%, 01/25/23	120
69		Series G93-17, Class SI, IF, 6.000%, 04/25/23	73
548		Series G94-7, Class PJ, 7.500%, 05/17/24	643
95		Series G97-2, Class ZA, 8.500%, 02/17/27	110
		Federal National Mortgage Association STRIPS,
6		Series 23, Class 2, IO, 10.000%, 09/01/17	1
5		Series 59, Class 2, IO, 9.500%, 07/01/17	1
360		Series 213, Class 2, IO, 8.000%, 03/01/23	70
13		Series 265, Class 2, 9.000%, 03/01/24	15
26		Series 285, Class 1, PO, 02/01/27	24
708		Series 293, Class 1, PO, 12/01/24	634
650		Series 300, Class 1, PO, 09/01/24	580
644		Series 331, Class 13, IO, 7.000%, 11/01/32	104
1,194		Series 339, Class 18, IO, 4.500%, 07/01/18	93
1,173		Series 339, Class 21, IO, 4.500%, 08/25/18	92
1,112		Series 339, Class 28, IO, 5.500%, 07/01/18	98
2,099		Series 345, Class 24, IO, VAR, 5.000%, 08/01/22	165
383		Series 345, Class 6, IO, VAR, 5.000%, 12/01/33	50
902		Series 351, Class 7, IO, VAR, 5.000%, 04/01/34	122
1,190		Series 356, Class 3, IO, 5.000%, 01/01/35	152
2,027		Series 356, Class 39, IO, 5.000%, 01/01/20	195
1,823		Series 365, Class 8, IO, 5.500%, 05/01/36	253
328		Series 368, Class 3, IO, 4.500%, 11/01/20	28
649		Series 374, Class 5, IO, 5.500%, 08/01/36	86
1,971		Series 383, Class 32, IO, 6.000%, 01/01/38	276
234		Series 393, Class 6, IO, 5.500%, 04/25/37	33
12,568		Series 411, Class F1, VAR, 0.752%, 08/25/42	12,621
3,434		Series 412, Class F2, VAR, 0.702%, 08/25/42	3,442
		Federal National Mortgage Association Trust,
512		Series 2003-W2, Class 1A1, 6.500%, 07/25/42	614
506		Series 2003-W8, Class 2A, 7.000%, 10/25/42	589

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
560	Series 2003-W8, Class 3F1, VAR, 0.602%, 05/25/42	556
778	Series 2004-W1, Class 2A2, 7.000%, 12/25/33	928
934	Series 2004-W2, Class 2A2, 7.000%, 02/25/44	1,103
1,799	Series 2005-W3, Class 2AF, VAR, 0.422%, 03/25/45	1,784
747	Series 2005-W4, Class 1A1, 6.000%, 08/25/35	864
3,449	Series 2005-W4, Class 3A, VAR, 2.289%, 06/25/35	3,586
980	Series 2006-W2, Class 1AF1, VAR, 0.422%, 02/25/36	973
9,454	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.462%, 11/25/46 (m)	9,399
	Government National Mortgage Association,
73	Series 1994-4, Class KQ, 7.988%, 07/16/24	88
1,048	Series 1994-7, Class PQ, 6.500%, 10/16/24	1,226
64	Series 1998-26, Class K, 7.500%, 09/17/25	73
348	Series 1999-4, Class ZB, 6.000%, 02/20/29	398
106	Series 1999-41, Class Z, 8.000%, 11/16/29	129
12	Series 1999-43, Class TA, IF, 9.350%, 11/16/29	14
71	Series 1999-44, Class PC, 7.500%, 12/20/29	83
340	Series 1999-44, Class ZG, 8.000%, 12/20/29	421
311	Series 2000-7, Class ST, HB, IF, 38.492%, 01/16/30	676
143	Series 2000-9, Class Z, 8.000%, 06/20/30	176
751	Series 2000-9, Class ZJ, 8.500%, 02/16/30	885
552	Series 2000-10, Class ZP, 7.500%, 02/16/30	601
299	Series 2000-12, Class ST, HB, IF, 38.492%, 02/16/30	550
69	Series 2000-16, Class ZN, 7.500%, 02/16/30	73
690	Series 2000-21, Class Z, 9.000%, 03/16/30	817
103	Series 2000-26, Class Z, 7.750%, 09/20/30	119
43	Series 2000-36, Class HC, 7.330%, 11/20/30	51
26	Series 2000-36, Class IK, IO, 9.000%, 11/16/30	6
1,188	Series 2001-21, Class PE, 6.500%, 05/16/31	1,386

SEE NOTES TO FINANCIAL STATEMENTS.

210	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
206	Series 2001-31, Class SJ, HB, IF, 27.298%, 02/20/31	369
15	Series 2001-32, Class WA, IF, 19.623%, 07/20/31	24
139	Series 2001-35, Class SA, IF, IO, 8.048%, 08/16/31	33
135	Series 2001-36, Class S, IF, IO, 7.848%, 08/16/31	32
509	Series 2001-53, Class SR, IF, IO, 7.949%, 10/20/31	46
46	Series 2001-55, Class SF, HB, IF, 25.575%, 11/20/31	79
608	Series 2002-4, Class TD, 7.000%, 01/20/32	703
141	Series 2002-7, Class PG, 6.500%, 01/20/32	167
582	Series 2002-24, Class AG, IF, IO, 7.748%, 04/16/32	145
152	Series 2002-24, Class SB, IF, 11.622%, 04/16/32	198
448	Series 2002-24, Class Z, 8.500%, 04/16/32	524
1,099	Series 2002-31, Class SE, IF, IO, 7.298%, 04/16/30	241
44	Series 2002-33, Class SY, IF, 9.000%, 02/26/23	51
359	Series 2002-40, Class UK, 6.500%, 06/20/32	424
101	Series 2002-41, Class LS, IF, 9.000%, 06/16/32	117
209	Series 2002-45, Class QE, 6.500%, 06/20/32	243
250	Series 2002-47, Class PG, 6.500%, 07/16/32	295
35	Series 2002-51, Class SG, HB, IF, 31.630%, 04/20/31	71
102	Series 2002-69, Class PO, PO, 02/20/32	100
242	Series 2002-70, Class PS, IF, IO, 7.499%, 08/20/32	26
62	Series 2003-4, Class NI, IO, 5.500%, 01/20/32	1
97	Series 2003-4, Class NY, 5.500%, 12/20/13	98
131	Series 2003-8, Class PO, PO, 01/16/32	130
1,260	Series 2003-11, Class SK, IF, IO, 7.498%, 02/16/33	296
4,539	Series 2003-12, Class VI, IO, 5.500%, 10/17/22	327
31	Series 2003-24, Class PO, PO, 03/16/33	28
98	Series 2003-34, Class TO, PO, 02/16/32	98
1,119	Series 2003-41, Class ID, IO, 5.500%, 05/20/33	207

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,359	Series 2003-46, Class IH, IO, 5.500%, 12/20/32	104
1,936	Series 2003-60, Class ZN, 5.000%, 07/16/33	2,316
174	Series 2003-76, Class LS, IF, IO, 6.999%, 09/20/31	7
75	Series 2003-90, Class PO, PO, 10/20/33	71
1,091	Series 2003-112, Class SA, IF, IO, 6.348%, 12/16/33	205
4,194	Series 2003-112, Class TS, IF, IO, 6.749%, 10/20/32	377
3,099	Series 2004-11, Class SW, IF, IO, 5.299%, 02/20/34	436
135	Series 2004-15, Class SA, IF, 19.111%, 12/20/32	156
220	Series 2004-28, Class S, IF, 19.108%, 04/16/34	300
234	Series 2004-34, Class SZ, IF, 7.500%, 02/20/34	236
418	Series 2004-46, Class AO, PO, 06/20/34	389
2,419	Series 2004-59, Class SG, IF, IO, 6.299%, 07/20/34	405
388	Series 2004-68, Class PO, PO, 05/20/31	381
126	Series 2004-71, Class ST, IF, 7.000%, 09/20/34	132
210	Series 2004-73, Class AE, IF, 14.439%, 08/17/34	259
3,330	Series 2004-73, Class JL, IF, IO, 6.348%, 09/16/34	553
396	Series 2004-85, Class PO, PO, 01/17/33	382
1,451	Series 2004-90, Class SI, IF, IO, 5.899%, 10/20/34	231
1,171	Series 2005-3, Class SB, IF, IO, 5.899%, 01/20/35	186
2,387	Series 2005-17, Class SL, IF, IO, 6.499%, 07/20/34	365
700	Series 2005-26, Class VI, IO, 5.500%, 01/20/35	113
210	Series 2005-35, Class FL, VAR, 0.551%, 03/20/32	211
3,287	Series 2005-58, Class NI, IO, 5.500%, 08/20/35	732
630	Series 2005-68, Class DP, IF, 15.948%, 06/17/35	824
3,076	Series 2005-68, Class KI, IF, IO, 6.099%, 09/20/35	495
930	Series 2005-69, Class SY, IF, IO, 6.549%, 11/20/33	111

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	211

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
1,502	Series 2005-72, Class AZ, 5.500%, 09/20/35	1,800
1,239	Series 2005-85, Class IO, IO, 5.500%, 11/16/35	220
560	Series 2006-16, Class OP, PO, 03/20/36	533
400	Series 2006-22, Class AO, PO, 05/20/36	380
374	Series 2006-34, Class PO, PO, 07/20/36	356
2,275	Series 2006-38, Class SG, IF, IO, 6.449%, 09/20/33	167
1,506	Series 2006-38, Class SW, IF, IO, 6.299%, 06/20/36	204
506	Series 2006-59, Class SD, IF, IO, 6.499%, 10/20/36	86
1,652	Series 2007-9, Class DI, IF, IO, 6.309%, 03/20/37	280
655	Series 2007-17, Class AF, VAR, 0.402%, 04/16/37	657
2,714	Series 2007-17, Class JI, IF, IO, 6.608%, 04/16/37	472
373	Series 2007-17, Class JO, PO, 04/16/37	354
300	Series 2007-25, Class FN, VAR, 0.502%, 05/16/37	301
1,926	Series 2007-26, Class SC, IF, IO, 5.999%, 05/20/37	286
4,778	Series 2007-26, Class SW, IF, IO, 5.999%, 05/20/37	710
634	Series 2007-27, Class MI, IO, 5.500%, 09/20/36	54
91	Series 2007-28, Class BO, PO, 05/20/37	87
2,051	Series 2007-31, Class AO, PO, 05/16/37	1,957
18	Series 2007-35, Class TO, PO, 04/20/35	18
88	Series 2007-36, Class HO, PO, 06/16/37	83
1,760	Series 2007-36, Class SE, IF, IO, 6.268%, 06/16/37	288
2,655	Series 2007-36, Class SG, IF, IO, 6.269%, 06/20/37	424
1,603	Series 2007-40, Class SD, IF, IO, 6.549%, 07/20/37	268
1,612	Series 2007-42, Class SB, IF, IO, 6.549%, 07/20/37	263
661	Series 2007-45, Class QA, IF, IO, 6.439%, 07/20/37	110
1,367	Series 2007-50, Class AI, IF, IO, 6.574%, 08/20/37	220
274	Series 2007-53, Class SW, IF, 19.603%, 09/20/37	389
1,800	Series 2007-57, Class PO, PO, 03/20/37	1,695

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
1,431	Series 2007-57, Class QA, IF, IO, 6.299%, 10/20/37	234
864	Series 2007-70, Class TA, 5.750%, 08/20/36	892
1,854	Series 2007-71, Class SB, IF, IO, 6.499%, 07/20/36	200
3,207	Series 2007-74, Class SL, IF, IO, 6.338%, 11/16/37	563
1,383	Series 2007-76, Class SA, IF, IO, 6.329%, 11/20/37	227
2,119	Series 2007-79, Class SY, IF, IO, 6.349%, 12/20/37	346
724	Series 2007-81, Class SP, IF, IO, 6.449%, 12/20/37	119
568	Series 2007-82, Class SA, IF, IO, 6.329%, 12/20/37	92
290	Series 2008-1, Class PO, PO, 01/20/38	277
976	Series 2008-2, Class MS, IF, IO, 6.958%, 01/16/38	147
739	Series 2008-10, Class S, IF, IO, 5.629%, 02/20/38	104
2,834	Series 2008-13, Class PI, IO, 5.500%, 02/16/38	489
631	Series 2008-20, Class PO, PO, 09/20/37	597
487	Series 2008-23, Class IO, IO, 6.000%, 02/20/37	31
1,536	Series 2008-25, Class SB, IF, IO, 6.699%, 03/20/38	266
595	Series 2008-29, Class PO, PO, 02/17/33	572
1,680	Series 2008-32, Class PI, IO, 5.500%, 10/16/37	206
588	Series 2008-33, Class XS, IF, IO, 7.498%, 04/16/38	107
1,500	Series 2008-36, Class AY, 5.000%, 04/16/23	1,736
1,640	Series 2008-36, Class SH, IF, IO, 6.099%, 04/20/38	258
4,376	Series 2008-40, Class SA, IF, IO, 6.198%, 05/16/38	779
1,688	Series 2008-41, Class SA, IF, IO, 6.139%, 05/20/38	268
643	Series 2008-47, Class V, 5.500%, 05/16/19	730
980	Series 2008-55, Class SA, IF, IO, 5.999%, 06/20/38	146
784	Series 2008-60, Class PO, PO, 01/20/38	762
4,630	Series 2008-62, Class SA, IF, IO, 5.949%, 07/20/38	726
1,883	Series 2008-64, Class ED, 6.500%, 04/20/28	2,060

SEE NOTES TO FINANCIAL STATEMENTS.

212	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
3,000	Series 2008-65, Class ME, 5.750%, 09/20/37	3,227
424	Series 2008-71, Class SC, IF, IO, 5.799%, 08/20/38	58
1,260	Series 2008-93, Class AS, IF, IO, 5.499%, 12/20/38	186
3,708	Series 2008-95, Class DS, IF, IO, 7.099%, 12/20/38	650
998	Series 2008-96, Class SL, IF, IO, 5.799%, 12/20/38	141
1,640	Series 2009-6, Class SA, IF, IO, 5.898%, 02/16/39	245
2,221	Series 2009-10, Class SA, IF, IO, 5.749%, 02/20/39	311
1,896	Series 2009-10, Class SL, IF, IO, 6.298%, 03/16/34	193
5,000	Series 2009-12, Class IE, IO, 5.500%, 03/20/39	952
1,236	Series 2009-14, Class KI, IO, 6.500%, 03/20/39	204
1,366	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	230
1,540	Series 2009-24, Class DS, IF, IO, 6.099%, 03/20/39	170
924	Series 2009-25, Class SE, IF, IO, 7.399%, 09/20/38	172
625	Series 2009-33, Class CI, IO, 5.500%, 05/20/39	78
1,204	Series 2009-33, Class TI, IO, 6.000%, 05/20/39	190
558	Series 2009-38, Class IO, IO, 5.000%, 09/16/31	22
2,963	Series 2009-42, Class SC, IF, IO, 5.879%, 06/20/39	438
1,517	Series 2009-43, Class SA, IF, IO, 5.749%, 06/20/39	207
728	Series 2009-44, Class VA, 5.500%, 05/16/20	768
2,974	Series 2009-57, Class PQ, 3.500%, 02/20/37	3,081
3,053	Series 2009-64, Class SN, IF, IO, 5.898%, 07/16/39	362
648	Series 2009-65, Class IQ, IO, 6.000%, 12/20/38	87
2,589	Series 2009-67, Class SA, IF, IO, 5.848%, 08/16/39	319
3,472	Series 2009-72, Class SM, IF, IO, 6.048%, 08/16/39	449
598	Series 2009-79, Class OK, PO, 11/16/37	564

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
3,094	Series 2009-83, Class TS, IF, IO, 5.899%, 08/20/39	410
5,802	Series 2009-102, Class SM, IF, IO, 6.198%, 06/16/39	668
1,394	Series 2009-104, Class AB, 7.000%, 08/16/39	1,679
3,386	Series 2009-106, Class AS, IF, IO, 6.198%, 11/16/39	540
4,009	Series 2009-106, Class ST, IF, IO, 5.799%, 02/20/38	590
2,395	Series 2009-121, Class VA, 5.500%, 11/20/20	2,717
482	Series 2010-14, Class AO, PO, 12/20/32	465
532	Series 2010-14, Class BO, PO, 11/20/35	498
2,500	Series 2010-14, Class CO, PO, 08/20/35	2,215
3,329	Series 2010-14, Class QP, 6.000%, 12/20/39	3,630
3,223	Series 2010-41, Class WA, VAR, 5.839%, 10/20/33	3,642
1,818	Series 2010-103, Class WA, VAR, 5.759%, 08/20/34	2,056
1,954	Series 2010-129, Class AW, VAR, 6.127%, 04/20/37	2,239
2,163	Series 2010-130, Class CP, 7.000%, 10/16/40	2,551
4,734	Series 2010-157, Class OP, PO, 12/20/40	4,171
28,495	Series 2010-H17, Class XQ, VAR, 5.246%, 07/20/60	33,502
2,514	Series 2011-17, Class FP, VAR, 0.601%, 09/20/40	2,530
4,577	Series 2011-22, Class WA, VAR, 5.947%, 02/20/37	5,147
5,918	Series 2011-97, Class WA, VAR, 6.063%, 11/20/38	6,775
8,159	Series 2011-137, Class WA, VAR, 5.535%, 07/20/40	9,287
6,313	Series 2011-163, Class WA, VAR, 5.792%, 12/20/38	7,024
9,556	Series 2012-24, Class WA, VAR, 5.620%, 07/20/41	10,870
10,560	Series 2012-52, Class WA, VAR, 6.131%, 04/20/38	11,842
3,082	Series 2012-59, Class WA, VAR, 5.586%, 08/20/38	3,404
10,171	Series 2012-61, Class FM, VAR, 0.602%, 05/16/42	10,195
13,263	Series 2012-138, Class PT, VAR, 3.948%, 11/16/42	14,689

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	213

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
14,914	Series 2012-141, Class WA, VAR, 4.541%, 11/16/41	16,891
12,715	Series 2012-141, Class WB, VAR, 3.969%, 09/16/42	13,765
7,852	Series 2012-141, Class WC, VAR, 3.782%, 01/20/42	8,634
24,900	Series 2012-H10, Class FA, VAR, 0.758%, 12/20/61	25,092
9,816	Series 2012-H15, Class FA, VAR, 0.658%, 05/20/62	9,828
19,041	Series 2012-H21, Class CF, VAR, 0.908%, 05/20/61	19,149
19,990	Series 2012-H21, Class DF, VAR, 0.858%, 05/20/61	20,096
9,989	Series 2012-H22, Class FD, VAR, 0.678%, 01/20/61	9,982
15,920	Series 2012-H24, Class FA, VAR, 0.658%, 03/20/60	15,905
9,928	Series 2012-H24, Class FD, VAR, 0.798%, 09/20/62	9,964
20,450	Series 2012-H24, Class FE, VAR, 0.808%, 10/20/62	20,556
7,942	Series 2012-H24, Class FG, VAR, 0.638%, 04/20/60	7,930
8,028	Series 2012-H26, Class JA, VAR, 0.758%, 10/20/61	8,073
14,960	Series 2012-H26, Class MA, VAR, 0.758%, 07/20/62	15,041
8,923	Series 2012-H27, Class FB, VAR, 0.708%, 10/20/62	8,937
11,999	Series 2012-H28, Class FA, VAR, 0.788%, 09/20/62	12,036
5,104	Series 2012-H30, Class JA, VAR, 0.688%, 01/20/60	5,123
5,722	Series 2012-H30, Class PA, VAR, 0.658%, 11/20/59	5,729
5,000	Series 2013-26, Class AK, VAR, 4.664%, 09/20/41	5,637
11,928	Series 2013-H01, Class FA, 1.650%, 01/20/63	12,028
6,023	Series 2013-H01, Class JA, VAR, 0.528%, 01/20/63	5,995
6,986	Series 2013-H01, Class TA, VAR, 0.708%, 01/20/63	7,010
1,989	Series 2013-H02, Class HF, VAR, 0.511%, 12/20/62	1,985
8,001	Series 2013-H03, Class FA, VAR, 0.508%, 08/20/60	7,983

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
15,511	Series 2013-H04, Class BA, 1.650%, 02/20/63	15,463
5,051	Series 2013-H04, Class SA, VAR, 0.620%, 02/20/63	5,051
	NCUA Guaranteed Notes Trust,
2,460	Series 2010-C1, Class A2, 2.900%, 10/29/20	2,635
8,273	Series 2010-C1, Class APT, 2.650%, 10/29/20	8,767
3,312	Series 2010-R3, Class 1A, VAR, 0.758%, 12/08/20	3,332
996	Series 2010-R3, Class 3A, 2.400%, 12/08/20	1,033
	Vendee Mortgage Trust,
4,933	Series 1994-1, Class 2ZB, 6.500%, 02/15/24	5,570
660	Series 1996-1, Class 1Z, 6.750%, 02/15/26	767
373	Series 1996-2, Class 1Z, 6.750%, 06/15/26	439
739	Series 1997-1, Class 2Z, 7.500%, 02/15/27	871
541	Series 1998-1, Class 2E, 7.000%, 03/15/28	645

		1,752,431

	Non-Agency CMO — 14.4%
5,966	AJAX Mortgage Loan Trust, Series 2013-A, Class A, VAR, 3.500%, 02/25/51 (e) (i)	5,926
	Alternative Loan Trust,
183	Series 2002-8, Class A4, 6.500%, 07/25/32	190
865	Series 2002-11, Class M, 6.500%, 10/25/32	834
246	Series 2003-6T2, Class A6, 5.500%, 06/25/33	235
198	Series 2003-J1, Class PO, PO, 10/25/33	186
1,729	Series 2004-2CB, Class 1A9, 5.750%, 03/25/34	1,705
1,079	Series 2004-18CB, Class 2A4, 5.700%, 09/25/34	1,106
106	Series 2004-J3, Class 4A1, 4.750%, 04/25/19	108
1,854	Series 2005-1CB, Class 1A6, IF, IO, 6.898%, 03/25/35	455
7,281	Series 2005-20CB, Class 3A8, IF, IO, 4.548%, 07/25/35	1,061
5,065	Series 2005-22T1, Class A2, IF, IO, 4.868%, 06/25/35	798

SEE NOTES TO FINANCIAL STATEMENTS.

214	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
217	Series 2005-28CB, Class 3A5, 6.000%, 08/25/35	193
9,608	Series 2005-37T1, Class A2, IF, IO, 4.848%, 09/25/35	1,532
1,777	Series 2005-54CB, Class 1A11, 5.500%, 11/25/35	1,583
10,588	Series 2005-54CB, Class 1A2, IF, IO, 4.648%, 11/25/35	1,661
48	Series 2005-54CB, Class 1A7, 5.500%, 11/25/35	49
1,251	Series 2005-57CB, Class 3A2, IF, IO, 4.898%, 12/25/35	223
818	Series 2005-64CB, Class 1A9, 5.500%, 12/25/35	720
973	Series 2005-86CB, Class A11, 5.500%, 02/25/36	783
3,864	Series 2005-J1, Class 1A4, IF, IO, 4.898%, 02/25/35	514
23,773	Series 2006-7CB, Class 1A2, IF, IO, 5.098%, 05/25/36	4,604
1,034	Series 2006-26CB, Class A9, 6.500%, 09/25/36	894
177	Alternative Loan Trust Resecuritization, Series 2005-5R, Class A1, 5.250%, 12/25/18	178
	American General Mortgage Loan Trust,
1,155	Series 2006-1, Class A5, VAR, 5.750%, 12/25/35 (e)	1,203
1,008	Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	1,009
3,000	Series 2009-1, Class A5, VAR, 5.750%, 09/25/48 (e)	3,051
5,300	Series 2009-1, Class A7, VAR, 5.750%, 09/25/48 (e)	5,657
1,252	Series 2010-1A, Class A1, VAR, 5.150%, 03/25/58 (e)	1,288
1,346	Series 2010-1A, Class A2, VAR, 5.650%, 03/25/58 (e)	1,423
1,900	Series 2010-1A, Class A3, VAR, 5.650%, 03/25/58 (e)	2,008
900	Series 2010-1A, Class A4, VAR, 5.650%, 03/25/58 (e)	957
	ASG Resecuritization Trust,
808	Series 2009-1, Class A60, VAR, 2.458%, 06/26/37 (e)	796
879	Series 2009-2, Class A55, VAR, 5.014%, 05/24/36 (e)	905
1,288	Series 2009-2, Class G60, VAR, 5.014%, 05/24/36 (e)	1,372

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
3,097	Series 2009-3, Class A65, VAR, 2.487%, 03/26/37 (e)	3,097
2,765	Series 2009-4, Class A60, 6.000%, 06/28/37 (e)	2,893
1,820	Series 2010-1, Class A85, VAR, 0.604%, 02/27/36 (e)	1,784
5,507	Series 2010-2, Class A60, VAR, 2.119%, 01/28/37 (e)	5,390
853	Series 2010-3, Class 2A22, VAR, 0.412%, 10/28/36 (e)	847
262	Series 2010-4, Class 2A20, VAR, 0.355%, 11/28/36 (e)	259
924	Series 2011-1, Class 2A35, 6.000%, 09/28/36 (e)	971
2,161	Series 2011-1, Class 3A50, VAR, 2.711%, 11/28/35 (e) (i)	2,113
1,137	Series 2011-2, Class A48S, HB, IF, 23.443%, 02/28/36 (e)	1,569
	Banc of America Alternative Loan Trust,
252	Series 2003-3, Class APO, PO, 05/25/33	183
1,038	Series 2003-7, Class 1CB1, 5.500%, 09/25/33	1,057
1,300	Series 2003-7, Class 2A4, 5.000%, 09/25/18	1,330
477	Series 2003-9, Class 1CB2, 5.500%, 11/25/33	491
629	Series 2003-11, Class 2A1, 6.000%, 01/25/34	658
317	Series 2003-11, Class PO, PO, 01/25/34	254
862	Series 2004-1, Class 1A1, 6.000%, 02/25/34	885
230	Series 2004-1, Class 5A1, 5.500%, 02/25/19	234
276	Series 2004-6, Class 3A2, 6.000%, 07/25/34	278
3,278	Series 2005-1, Class CBIO, IO, 5.500%, 02/25/35	716
2,727	Series 2005-12, Class CBIO, IO, 5.750%, 01/25/36	630
7,743	Banc of America Funding Corp., Series 2012-R6, Class 1A1, 3.000%, 10/26/39 (e) (i)	7,747
	Banc of America Funding Trust,
257	Series 2004-1, Class PO, PO, 03/25/34	202
1,310	Series 2004-3, Class 1A1, 5.500%, 10/25/34	1,342
1,063	Series 2004-C, Class 1A1, VAR, 5.059%, 12/20/34	1,066
1,451	Series 2005-1, Class 30IO, IO, 5.500%, 02/25/35	229

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	215

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
267	Series 2005-4, Class 30PO, PO, 08/25/35	207
790	Series 2005-6, Class 2A7, 5.500%, 10/25/35	806
98	Series 2005-7, Class 30PO, PO, 11/25/35	79
457	Series 2005-8, Class 30PO, PO, 01/25/36	338
2,388	Series 2005-E, Class 4A1, VAR, 2.675%, 03/20/35	2,358
2,453	Series 2010-R11A, Class 1A6, VAR, 5.360%, 08/26/35 (e)	2,595
244	Series 2010-R4, Class 5A1, VAR, 0.353%, 07/26/36 (e)	241
1,450	Series 2010-R5, Class 1A1, 5.500%, 10/26/37 (e)	1,506
	Banc of America Mortgage Trust,
1,129	Series 2003-3, Class 1A7, 5.500%, 05/25/33	1,164
212	Series 2003-3, Class 2A1, VAR, 0.752%, 05/25/18	203
560	Series 2003-6, Class 2A1, VAR, 0.652%, 08/25/18	537
467	Series 2003-8, Class 2A5, 5.000%, 11/25/18	484
179	Series 2003-8, Class APO, PO, 11/25/33	152
174	Series 2003-9, Class 1A2, PO, 12/25/33	148
959	Series 2003-A, Class 4A1, VAR, 2.964%, 02/25/33	950
733	Series 2003-C, Class 3A1, VAR, 3.050%, 04/25/33	750
1,580	Series 2003-E, Class 2A2, VAR, 3.135%, 06/25/33	1,593
1,311	Series 2003-J, Class 3A2, VAR, 3.123%, 11/25/33	1,311
1,696	Series 2004-3, Class 15IO, IO, VAR, 0.266%, 04/25/19	8
2,675	Series 2004-3, Class 1A26, 5.500%, 04/25/34	2,724
182	Series 2004-4, Class APO, PO, 05/25/34	155
14,918	Series 2004-5, Class 15IO, IO, VAR, 0.227%, 06/25/19	53
2,020	Series 2004-6, Class 1A3, 5.500%, 05/25/34	2,109
163	Series 2004-6, Class APO, PO, 07/25/34	151
95	Series 2004-9, Class 3A1, 6.500%, 09/25/32	100
1,087	Series 2004-C, Class 2A2, VAR, 3.135%, 04/25/34	1,101
1,058	Series 2004-J, Class 3A1, VAR, 3.231%, 11/25/34	1,050

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	BCAP LLC Trust,
672	Series 2009-RR10, Class 17A1, 5.750%, 06/26/37 (e)	688
1,256	Series 2009-RR13, Class 17A2, VAR, 5.500%, 04/26/37 (e)	1,235
2,000	Series 2009-RR14, Class 3A2, VAR, 2.895%, 08/26/35 (e)	1,970
636	Series 2009-RR14, Class 4A1, VAR, 2.717%, 03/26/36 (e)	635
1,195	Series 2009-RR5, Class 8A1, 5.500%, 11/26/34 (e)	1,235
658	Series 2010-RR12, Class 2A5, VAR, 4.500%, 01/26/36 (e)	669
1,174	Series 2010-RR12, Class 4A5, VAR, 3.100%, 10/26/36 (e)	1,187
576	Series 2010-RR4, Class 12A1, VAR, 4.000%, 07/26/36 (e) (i)	575
252	Series 2010-RR4, Class 2A1, VAR, 0.952%, 06/26/37 (e)	251
94	Series 2010-RR5, Class 1A4, VAR, 2.008%, 11/26/37 (e)	94
2,546	Series 2010-RR5, Class 2A5, VAR, 5.268%, 04/26/37 (e)	2,567
511	Series 2010-RR6, Class 5A1, VAR, 3.881%, 11/26/37 (e)	510
1,042	Series 2010-RR7, Class 15A1, VAR, 1.010%, 01/26/36 (e)	1,019
1,187	Series 2010-RR7, Class 16A1, VAR, 0.874%, 02/26/47 (e)	1,144
1,940	Series 2010-RR7, Class 1A5, VAR, 5.000%, 04/26/35 (e)	1,902
5,406	Series 2010-RR7, Class 2A1, VAR, 2.581%, 07/26/45 (e)	5,208
803	Series 2010-RR8, Class 3A3, VAR, 5.068%, 05/26/35 (e)	812
1,500	Series 2010-RR8, Class 3A4, VAR, 5.068%, 05/26/35 (e)	1,403
1,487	Series 2011-R11, Class 24A5, VAR, 3.000%, 08/26/22 (e)	1,500
1,789	Series 2011-R11, Class 25A5, VAR, 4.000%, 08/26/21 (e)	1,816
2,824	Series 2011-RR10, Class 2A1, VAR, 1.057%, 09/26/37 (e)	2,521
1,956	Series 2011-RR4, Class 6A3, VAR, 5.000%, 08/26/37 (e) (i)	1,916
2,603	Series 2011-RR5, Class 11A3, VAR, 0.352%, 05/28/36 (e)	2,393
1,232	Series 2011-RR5, Class 14A3, VAR, 2.902%, 07/26/36 (e) (i)	1,200

SEE NOTES TO FINANCIAL STATEMENTS.

216	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,617	Series 2012-RR1, Class 5A1, VAR, 4.844%, 07/26/37 (e) (i)	1,676
6,434	Series 2012-RR10, Class 1A1, VAR, 0.430%, 02/26/37 (e) (i)	5,961
5,433	Series 2012-RR10, Class 3A1, VAR, 0.394%, 05/26/36 (e) (i)	5,040
4,056	Series 2012-RR2, Class 1A1, VAR, 0.372%, 08/26/36 (e) (i)	3,883
4,981	Series 2012-RR3, Class 2A5, VAR, 4.930%, 05/26/37 (e)	4,915
2,993	Series 2012-RR4, Class 8A3, VAR, 0.431%, 06/26/47 (e)	2,787
806	Bear Stearns ALT-A Trust, Series 2005-2, Class 1A1, VAR, 0.702%, 03/25/35	770
	Bear Stearns ARM Trust,
628	Series 2003-4, Class 3A1, VAR, 4.955%, 07/25/33	624
295	Series 2003-7, Class 3A, VAR, 2.730%, 10/25/33	298
749	Series 2004-1, Class 12A1, VAR, 2.960%, 04/25/34	737
719	Series 2004-2, Class 14A, VAR, 5.083%, 05/25/34	736
1,768	Series 2005-5, Class A1, VAR, 2.240%, 08/25/35	1,780
2,541	Series 2006-1, Class A1, VAR, 2.370%, 02/25/36	2,480
1,226	Bear Stearns Asset-Backed Securities Trust, Series 2003-AC5, Class A1, SUB, 5.750%, 10/25/33	1,296
209	Cendant Mortgage Capital CDMC Mortgage Pass-Through Certificates, Series 2003-9, Class 1P, PO, 11/25/33	178
	Chase Mortgage Finance Trust,
422	Series 2004-S3, Class 2A5, 5.500%, 03/25/34	441
5,558	Series 2007-A1, Class 1A3, VAR, 3.031%, 02/25/37	5,569
531	Series 2007-A1, Class 2A1, VAR, 2.989%, 02/25/37	541
699	Series 2007-A1, Class 7A1, VAR, 2.935%, 02/25/37	700
1,233	Series 2007-A1, Class 9A1, VAR, 2.983%, 02/25/37	1,260
1,389	Series 2007-A2, Class 2A1, VAR, 3.025%, 07/25/37	1,407
	CHL Mortgage Pass-Through Trust,
880	Series 2002-36, Class A22, 6.000%, 01/25/33	902

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
135	Series 2003-18, Class A12, 5.500%, 07/25/33	131
517	Series 2003-26, Class 1A6, 3.500%, 08/25/33	517
2,386	Series 2003-39, Class A6, 5.000%, 10/25/33	2,469
105	Series 2003-44, Class A9, PO, 10/25/33	104
68	Series 2003-J10, Class 2A1, 5.000%, 11/25/18	69
1,548	Series 2003-J13, Class 1A7, 5.250%, 01/25/34	1,600
224	Series 2003-J7, Class 4A3, IF, 9.512%, 08/25/18	236
847	Series 2004-3, Class A26, 5.500%, 04/25/34	870
183	Series 2004-3, Class PO, PO, 04/25/34	172
2,181	Series 2004-5, Class 1A4, 5.500%, 06/25/34	2,270
219	Series 2004-7, Class 2A1, VAR, 2.987%, 06/25/34	216
1,195	Series 2004-13, Class 1A4, 5.500%, 08/25/34	1,246
316	Series 2004-HYB1, Class 2A, VAR, 2.830%, 05/20/34	310
1,247	Series 2004-HYB3, Class 2A, VAR, 2.828%, 06/20/34	1,155
814	Series 2004-HYB6, Class A3, VAR, 2.932%, 11/20/34	768
272	Series 2004-J8, Class 1A2, 4.750%, 11/25/19	280
843	Series 2005-16, Class A23, 5.500%, 09/25/35	843
2,286	Series 2005-22, Class 2A1, VAR, 3.010%, 11/25/35	1,892
6,650	Series 2007-4, Class 1A52, IF, IO, 5.198%, 05/25/37	1,091
181	Citicorp Mortgage Sec Inc., REMIC Pass-Through Certificates, Series 2003-8, Class APO, PO, 08/25/33	168
183	Citicorp Mortgage Securities REMIC Pass-Through Certificates Trust, Series 2005-6, Class APO, PO, 09/25/35	153
	Citicorp Mortgage Securities, Inc.,
512	Series 2004-1, Class 3A1, 4.750%, 01/25/34	520
1,146	Series 2004-4, Class A4, 5.500%, 06/25/34	1,200
660	Series 2004-5, Class 2A5, 4.500%, 08/25/34	681

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	217

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Citigroup Mortgage Loan Trust,
2,793	Series 2008-AR4, Class 1A1A, VAR, 2.948%, 11/25/38 (e)	2,832
2,056	Series 2009-8, Class 4A1, 6.000%, 11/25/36 (e)	2,186
1,620	Series 2009-10, Class 1A1, VAR, 2.434%, 09/25/33 (e)	1,641
1,614	Series 2009-10, Class 2A1A, 7.000%, 12/25/35 (e)	1,696
2,492	Series 2009-11, Class 3A1, VAR, 5.750%, 05/25/37 (e)	2,613
769	Series 2010-7, Class 10A1, VAR, 2.610%, 02/25/35 (e)	779
11,284	Series 2010-8, Class 5A6, 4.000%, 11/25/36 (e)	11,712
10,915	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	11,554
447	Series 2011-3, Class 1A1, VAR, 0.282%, 02/25/47 (e)	444
1,231	Series 2011-10, Class 4A1, VAR, 0.394%, 02/25/46 (e) (i)	1,176
	Citigroup Mortgage Loan Trust, Inc.,
481	Series 2003-1, Class 2A5, 5.250%, 10/25/33	492
194	Series 2003-1, Class PO3, PO, 09/25/33	165
29	Series 2003-1, Class WA2, 6.500%, 06/25/31	31
35	Series 2003-1, Class WPO2, PO, 06/25/31	33
72	Series 2003-UP3, Class A3, 7.000%, 09/25/33	75
259	Series 2003-UST1, Class A1, 5.500%, 12/25/18	270
33	Series 2003-UST1, Class PO1, PO, 12/25/18	31
59	Series 2003-UST1, Class PO2, PO, 12/25/18	54
17	Series 2003-UST1, Class PO3, PO, 12/25/18	15
605	Series 2004-UST1, Class A3, VAR, 2.552%, 08/25/34	613
384	Series 2004-UST1, Class A6, VAR, 5.070%, 08/25/34	387
339	Series 2005-1, Class 2A1A, VAR, 2.853%, 04/25/35	242
1,049	Series 2005-2, Class 2A11, 5.500%, 05/25/35	1,075
932	Series 2005-5, Class 1A2, VAR, 4.310%, 08/25/35	629
2,659	Series 2012-A, Class A, 2.500%, 06/25/51 (e) (i)	2,633

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
	Credit Suisse First Boston Mortgage Securities Corp.,
1,184	Series 2003-1, Class DB1, 6.564%, 02/25/33	1,235
721	Series 2003-21, Class 1A4, 5.250%, 09/25/33	752
2,849	Series 2003-27, Class 5A3, 5.250%, 11/25/33	2,926
1,149	Series 2003-27, Class 5A4, 5.250%, 11/25/33	1,184
745	Series 2003-29, Class 1A1, 6.500%, 12/25/33	796
518	Series 2003-29, Class 5A1, 7.000%, 12/25/33	554
1,220	Series 2003-AR15, Class 3A1, VAR, 2.973%, 06/25/33	1,214
1,171	Series 2004-4, Class 2A4, 5.500%, 09/25/34	1,252
847	Series 2004-5, Class 3A1, 5.250%, 08/25/19	871
1,232	Series 2004-8, Class 1A4, 5.500%, 12/25/34	1,295
557	Series 2004-8, Class 3A5, 5.500%, 12/25/34	567
2,588	Series 2005-4, Class 2X, IO, VAR, 5.500%, 06/25/35	592
1,945	Series 2005-9, Class DX, IO, 5.500%, 10/25/35	425
2,075	Credit Suisse Mortgage Capital Certificates, Series 2009-3R, Class 19A3, 6.000%, 01/27/38 (e)	2,169
	CSMC,
1,150	Series 2010-16, Class A3, VAR, 3.897%, 06/25/50 (e)	1,123
2,250	Series 2010-16, Class A4, VAR, 4.250%, 06/25/50 (e)	2,195
597	Series 2010-1R, Class 26A1, 4.750%, 05/27/37 (e)	597
594	Series 2010-1R, Class 5A1, VAR, 5.000%, 01/27/36 (e)	617
19,044	Series 2010-11R, Class A6, VAR, 1.203%, 06/28/47 (e)	17,982
345	Series 2010-12R, Class 14A1, VAR, 2.865%, 09/26/46 (e)	344
684	Series 2010-12R, Class 5A1, VAR, 3.000%, 04/26/37 (e)	683
92	Series 2010-15R, Class 7A1, VAR, 1.432%, 10/26/37 (e)	91

SEE NOTES TO FINANCIAL STATEMENTS.

218	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
500	Series 2010-15R, Class 7A2, VAR, 1.432%, 10/26/37 (e)	489
3,793	Series 2011-1R, Class A1, VAR, 1.203%, 02/27/47 (e)	3,775
1,175	Series 2011-6R, Class 3A1, VAR, 2.963%, 07/28/36 (e)	1,138
3,678	Series 2011-7R, Class A1, VAR, 1.453%, 08/28/47 (e)	3,652
5,668	Series 2011-9R, Class A1, VAR, 2.203%, 03/27/46 (e)	5,699
4,376	Series 2011-16R, Class 7A3, VAR, 3.500%, 12/27/36 (e)	4,478
1,895	Series 2012-2R, Class 2A1, VAR, 2.766%, 03/27/47 (e) (i)	1,847
5,429	Series 2012-3R, Class 1A1, VAR, 3.250%, 07/27/37 (e)	5,466
680	Deutsche Alt-A Securities, Inc., Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 5.627%, 02/25/20	706
	Deutsche Mortgage Securities, Inc., Mortgage Loan Resecuritization Trust,
442	Series 2009-RS2, Class 4A1, VAR, 0.334%, 04/26/37 (e)	431
28	Series 2009-RS3, Class A1, 5.250%, 08/26/35 (e)	28
150	Deutsche Mortgage Securities, Inc., REMIC Trust, Series 2010-RS2, Class A1, VAR, 1.454%, 06/28/47 (e)	150
	First Horizon Alternative Mortgage Securities Trust,
1,409	Series 2004-AA4, Class A1, VAR, 2.594%, 10/25/34	1,354
398	Series 2005-AA5, Class 1A2, VAR, 2.549%, 07/25/35	71
872	Series 2005-FA8, Class 1A19, 5.500%, 11/25/35	801
10,129	Series 2007-FA4, Class 1A2, IF, IO, 5.448%, 08/25/37	1,857
	First Horizon Mortgage Pass-Through Trust,
115	Series 2003-7, Class 2A1, 4.500%, 09/25/18	119
169	Series 2003-8, Class 2A1, 4.500%, 09/25/18	174
2,258	Series 2003-9, Class 1A6, 5.500%, 11/25/33	2,342
502	Series 2004-AR2, Class 2A1, VAR, 2.626%, 05/25/34	497
678	Series 2004-AR7, Class 2A2, VAR, 2.558%, 02/25/35	672

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,202	Series 2005-AR1, Class 2A2, VAR, 2.692%, 04/25/35	1,206
	Freedom Trust,
238	Series 2011-3, Class A11, VAR, 5.000%, 09/01/51 (e)	242
1,879	Series 2011-4, Class A18, VAR, 4.003%, 03/25/37 (e)	1,896
	GMACM Mortgage Loan Trust,
720	Series 2003-AR1, Class A4, VAR, 3.392%, 10/19/33	740
2,307	Series 2003-AR2, Class 2A4, VAR, 3.472%, 12/19/33	2,337
115	Series 2003-J7, Class A10, 5.500%, 11/25/33	118
813	Series 2003-J7, Class A7, 5.000%, 11/25/33	827
135	Series 2003-J8, Class A, 5.250%, 12/25/33	140
1,036	Series 2004-J1, Class A20, 5.500%, 04/25/34	1,098
2,490	Series 2004-J5, Class A7, 6.500%, 01/25/35	2,642
810	Series 2004-J6, Class 1A1, 5.000%, 01/25/20	831
112	Series 2005-AR3, Class 3A3, VAR, 3.559%, 06/19/35	113
3,424	Series 2005-AR3, Class 3A4, VAR, 3.559%, 06/19/35	3,334
	GSMPS Mortgage Loan Trust,
621	Series 2001-2, Class A, VAR, 7.500%, 06/19/32 (e)	653
301	Series 2004-4, Class 1AF, VAR, 0.602%, 06/25/34 (e)	262
601	Series 2005-RP2, Class 1AF, VAR, 0.552%, 03/25/35 (e)	503
3,536	Series 2005-RP3, Class 1AF, VAR, 0.552%, 09/25/35 (e)	3,042
1,607	Series 2005-RP3, Class 1AS, IO, VAR, 4.975%, 09/25/35 (e)	272
3,375	Series 2006-RP2, Class 1AS2, IF, IO, VAR, 5.046%, 04/25/36 (e)	531
	GSR Mortgage Loan Trust,
307	Series 2003-13, Class 1A1, VAR, 4.418%, 10/25/33	315
129	Series 2003-6F, Class A2, VAR, 0.602%, 09/25/32	122
1,572	Series 2003-7F, Class 1A4, 5.250%, 06/25/33	1,567
119	Series 2004-3F, Class 3A8, 13.500%, 02/25/34	119

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	219

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,418	Series 2004-6F, Class 2A4, 5.500%, 05/25/34	2,545
3,614	Series 2004-8F, Class 2A3, 6.000%, 09/25/34	3,782
344	Series 2004-13F, Class 3A3, 6.000%, 11/25/34	340
625	Series 2005-5F, Class 8A3, VAR, 0.702%, 06/25/35	591
4,129	Series 2005-7F, Class 3A9, 6.000%, 09/25/35	4,199
604	Series 2006-1F, Class 1AP, PO, 02/25/36	458
8,334	Series 2006-1F, Class 2A4, 6.000%, 02/25/36	8,064
2,794	Series 2007-1F, Class 2A4, 5.500%, 01/25/37	2,863
367	Impac CMB Trust, Series 2005-2, Class 2M1, VAR, 0.722%, 04/25/35	230
1,200	Impac Secured Assets CMN Owner Trust, Series 2001-8, Class A6, 6.440%, 01/25/32	1,223
	Impac Secured Assets Trust,
1,165	Series 2006-1, Class 2A1, VAR, 0.552%, 05/25/36	1,150
2,347	Series 2006-2, Class 2A1, VAR, 0.552%, 08/25/36	2,268
8,174	Indymac Index Mortgage Loan Trust, Series 2005-AR11, Class A7, IF, IO, VAR, 08/25/35	1
284	Series 2006-AR3, Class 2A1A, VAR, 2.717%, 03/25/36	197
	JP Morgan Mortgage Trust,
552	Series 2004-A3, Class 4A1, VAR, 3.044%, 07/25/34	556
492	Series 2004-A4, Class 1A1, VAR, 3.038%, 09/25/34	504
270	Series 2004-S1, Class 1A7, 5.000%, 09/25/34	279
1,520	Series 2005-A1, Class 3A4, VAR, 4.923%, 02/25/35	1,556
2,186	Series 2006-A2, Class 4A1, VAR, 3.011%, 08/25/34	2,217
1,786	Series 2006-A2, Class 5A2, VAR, 2.903%, 11/25/33	1,741
3,230	Series 2006-A2, Class 5A3, VAR, 2.903%, 11/25/33	3,292
715	Series 2006-A3, Class 6A1, VAR, 2.993%, 08/25/34	705
763	Series 2007-A1, Class 5A2, VAR, 3.007%, 07/25/35	777
719	JP Morgan Resecuritization Trust, Series 2010-4, Class 7A1, VAR, 1.865%, 08/26/35 (e)	712

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
36	Kidder Peabody Mortgage Assets Trust, Series B, Class A1, PO, 04/22/18	35
	Lehman Mortgage Trust,
876	Series 2006-2, Class 1A1, VAR, 6.377%, 04/25/36	835
657	Series 2007-6, Class 1A8, 6.000%, 07/25/37	570
1,301	Series 2008-2, Class 1A6, 6.000%, 03/25/38	1,306
	LVII Resecuritization Trust,
267	Series 2009-2, Class A5, VAR, 3.000%, 09/27/37 (e)	268
3,000	Series 2009-2, Class M3, VAR, 5.363%, 09/27/37 (e)	3,162
1,200	Series 2009-3, Class M3, VAR, 5.121%, 11/27/37 (e)	1,277
1,377	Series 2009-3, Class M4, VAR, 5.121%, 11/27/37 (e)	1,462
	MASTR Adjustable Rate Mortgages Trust,
198	Series 2004-3, Class 4A2, VAR, 2.552%, 04/25/34	199
54	Series 2004-4, Class 2A1, VAR, 2.125%, 05/25/34	47
589	Series 2004-13, Class 2A1, VAR, 2.671%, 04/21/34	611
169	Series 2004-13, Class 3A6, VAR, 2.629%, 11/21/34	169
3,000	Series 2004-13, Class 3A7, VAR, 2.629%, 11/21/34	3,142
283	Series 2004-15, Class 3A1, VAR, 3.287%, 12/25/34	273
	MASTR Alternative Loan Trust,
382	Series 2003-4, Class 2A1, 6.250%, 06/25/33	398
363	Series 2003-8, Class 3A1, 5.500%, 12/25/33	375
760	Series 2003-8, Class 5A1, 5.000%, 11/25/18	805
182	Series 2003-9, Class 8A1, 6.000%, 01/25/34	186
127	Series 2004-1, Class 30PO, PO, 02/25/34	99
650	Series 2004-3, Class 2A1, 6.250%, 04/25/34	664
293	Series 2004-3, Class 30PO, PO, 04/25/34	227
310	Series 2004-3, Class 30X1, IO, 6.000%, 04/25/34	49
381	Series 2004-5, Class 30PO, PO, 06/25/34	347

SEE NOTES TO FINANCIAL STATEMENTS.

220	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
170	Series 2004-5, Class 30X1, IO, 6.000%, 06/25/34	32
195	Series 2004-6, Class 30X1, IO, 5.500%, 07/25/34	36
1,701	Series 2004-6, Class 7A1, 6.000%, 07/25/34	1,727
161	Series 2004-7, Class 30PO, PO, 08/25/34	121
635	Series 2004-7, Class AX1, IO, 5.500%, 08/25/34	136
431	Series 2004-10, Class 1A1, 4.500%, 09/25/19	441
2,920	Series 2005-3, Class AX2, IO, 6.000%, 04/25/35	767
	MASTR Asset Securitization Trust,
325	Series 2003-2, Class 1A1, 5.000%, 03/25/18	335
123	Series 2003-2, Class 2A1, 4.500%, 03/25/18	125
613	Series 2003-3, Class 3A18, 5.500%, 04/25/33	632
89	Series 2003-4, Class 3A2, 5.000%, 05/25/18	91
172	Series 2003-4, Class 5A1, 5.500%, 05/25/33	183
196	Series 2003-8, Class 1A1, 5.500%, 09/25/33	204
217	Series 2003-9, Class 15PO, PO, 10/25/18	197
44	Series 2003-10, Class 15PO, PO, 11/25/18	42
44	Series 2003-11, Class 15PO, PO, 12/25/18	41
326	Series 2003-12, Class 6A1, 5.000%, 12/25/33	335
88	Series 2004-1, Class 30PO, PO, 02/25/34	73
97	Series 2004-3, Class PO, PO, 03/25/34	85
173	Series 2004-4, Class 3A1, 4.500%, 04/25/19	177
90	Series 2004-8, Class 1A1, 4.750%, 08/25/19	92
122	Series 2004-8, Class PO, PO, 08/25/19	111
69	Series 2004-9, Class 5A1, 5.250%, 09/25/19	72
1,318	Series 2004-P7, Class A6, 5.500%, 12/27/33 (e)	1,389
920	Series 2006-2, Class 1A30, 6.000%, 06/25/36	904
3,217	MASTR Reperforming Loan Trust, Series 2005-2, Class 1A1F, VAR, 0.552%, 05/25/35 (e)	2,690
1,742	MASTR Resecuritization Trust, Series 2005-PO, Class 3PO, PO, 05/28/35 (e)	1,394

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)

		Non-Agency CMO — Continued
		Merrill Lynch Mortgage Investors Trust,
873		Series 2003-A, Class 2A2, VAR, 1.281%, 03/25/28	861
249		Series 2003-A4, Class 2A, VAR, 2.764%, 07/25/33	256
922		Series 2003-A5, Class 2A6, VAR, 2.593%, 08/25/33	937
843		Series 2003-E, Class A1, VAR, 0.822%, 10/25/28	811
4,025		Series 2003-F, Class A1, VAR, 0.842%, 10/25/28	4,006
1,103		Series 2004-1, Class 2A1, VAR, 2.388%, 12/25/34	1,118
1,320		Series 2004-A4, Class A2, VAR, 2.574%, 08/25/34	1,339
1,365		Series 2004-D, Class A2, VAR, 1.181%, 09/25/29	1,356
977		Series 2004-E, Class A2A, VAR, 1.005%, 11/25/29	959
172		Series 2005-A1, Class 3A, VAR, 3.011%, 12/25/34	172
—	(h)	ML Trust VII, Series 7, Class B, PO, 04/20/18	—	(h)
34		ML Trust XLVII, Series 47, Class Z, 8.985%, 10/20/20	37
1,421		Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.668%, 04/25/34	1,486
—	(h)	Morgan Stanley Mortgage Trust, Series 35, Class 2, HB, IF, 5,272.450%, 04/20/21	5
		MortgageIT Trust,
699		Series 2005-1, Class 1A1, VAR, 0.522%, 02/25/35	668
276		Series 2005-5, Class A1, VAR, 0.462%, 12/25/35	244
664		NACC Reperforming Loan REMIC Trust, Series 2004-R2, Class A1, VAR, 6.500%, 10/25/34 (e)	670
		Nomura Asset Acceptance Corp. Alternative Loan Trust,
153		Series 2003-A1, Class A1, 5.500%, 05/25/33	156
53		Series 2003-A1, Class A2, 6.000%, 05/25/33	55
42		Series 2003-A1, Class A5, 7.000%, 04/25/33	45
14		Series 2003-A1, Class A7, 5.000%, 04/25/18	15
2,779		Nomura Resecuritization Trust, Series 2010-6RA, Class 1A5, VAR, 2.520%, 03/26/36 (e)	2,793

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	221

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
	Prime Mortgage Trust,
133	Series 2004-1, Class 2A3, 5.250%, 08/25/34	137
1,284	Series 2004-CL1, Class 1A1, 6.000%, 02/25/34	1,411
613	Series 2005-4, Class 2PO, PO, 10/25/35	171
958	Provident Funding Mortgage Loan Trust, Series 2005-1, Class 2A1, VAR, 2.832%, 05/25/35	974
	RALI Trust,
180	Series 2001-QS19, Class A2, 6.000%, 12/25/16	184
50	Series 2002-QS16, Class A3, IF, 16.201%, 10/25/17	55
1,164	Series 2003-QR19, Class CB4, 5.750%, 10/25/33	1,203
235	Series 2003-QR24, Class A5, 4.000%, 07/25/33	232
177	Series 2003-QS1, Class A6, 4.250%, 01/25/33	179
540	Series 2003-QS12, Class A2A, IF, IO, 7.398%, 06/25/18	64
236	Series 2003-QS12, Class A5, IO, 5.000%, 06/25/18	20
2,932	Series 2003-QS13, Class A2, 4.000%, 07/25/33	2,770
946	Series 2003-QS13, Class A5, VAR, 0.852%, 07/25/33	896
5,619	Series 2003-QS13, Class A6, IF, IO, 0.600%, 07/25/33	128
828	Series 2003-QS14, Class A1, 5.000%, 07/25/18	846
632	Series 2003-QS18, Class A1, 5.000%, 09/25/18	652
733	Series 2003-QS19, Class A1, 5.750%, 10/25/33	762
178	Series 2003-QS3, Class A2, IF, 16.056%, 02/25/18	196
265	Series 2003-QS3, Class A8, IF, IO, 7.398%, 02/25/18	18
441	Series 2003-QS9, Class A3, IF, IO, 7.348%, 05/25/18	58
900	Series 2004-QA4, Class NB3, VAR, 4.107%, 09/25/34	906
365	Series 2004-QA6, Class NB2, VAR, 3.258%, 12/26/34	317
385	Series 2004-QS10, Class A6, 6.000%, 07/25/34	393

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,616	Series 2004-QS7, Class A4, 5.500%, 05/25/34	1,500
22	Series 2004-QS8, Class A2, 5.000%, 06/25/34	21
291	Series 2005-QA10, Class A31, VAR, 3.799%, 09/25/35	235
1,968	Series 2005-QA6, Class A32, VAR, 3.914%, 05/25/35	1,244
549	Series 2007-QS1, Class 1A1, 6.000%, 01/25/37	451
	RBSSP Resecuritization Trust,
1,121	Series 2009-1, Class 1A1, 6.500%, 02/26/36 (e)	1,206
427	Series 2009-2, Class 1A1, 7.000%, 08/26/37 (e)	448
698	Series 2009-6, Class 15A1, 5.500%, 01/26/21 (e)	709
987	Series 2009-9, Class 7A4, VAR, 6.000%, 07/26/37 (e)	1,004
755	Series 2009-12, Class 14A1, VAR, 5.500%, 03/25/23 (e)	777
1,529	Series 2009-12, Class 1A1, VAR, 5.700%, 11/25/33 (e)	1,622
1,061	Series 2009-13, Class 1A1, VAR, 5.000%, 10/26/21 (e)	1,061
1,931	Series 2010-9, Class 7A5, VAR, 4.000%, 05/26/37 (e)	1,992
2,525	Series 2012-3, Class 3A1, VAR, 0.352%, 09/26/36 (e) (i)	2,318
12,741	Series 2012-6, Class 2A1, VAR, 0.362%, 10/26/36 (e) (i)	11,944
100	Resecuritization Pass-Through Trust, Series 2004-28R, Class A1, 5.500%, 08/25/33	100
	Residential Asset Securitization Trust,
57	Series 2002-A13, Class A4, 5.250%, 12/25/17	58
287	Series 2003-A13, Class A3, 5.500%, 01/25/34	288
84	Series 2003-A14, Class A1, 4.750%, 02/25/19	86
506	Series 2003-A5, Class A1, 5.500%, 06/25/33	529
825	Series 2004-IP2, Class 1A1, VAR, 2.718%, 12/25/34	809
3,120	Series 2005-A16, Class AX, IO, 5.750%, 02/25/36	809
6,034	Series 2005-A2, Class A4, IF, IO, 4.848%, 03/25/35	1,106

SEE NOTES TO FINANCIAL STATEMENTS.

222	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
1,037	Series 2006-A4, Class 2A5, 6.000%, 05/25/36	880
663	Series 2006-A6, Class 2A13, 6.000%, 07/25/36	581
	RFMSI Trust,
1,554	Series 2003-S13, Class A3, 5.500%, 06/25/33	1,589
158	Series 2003-S14, Class A4, PO, 07/25/18	149
417	Series 2003-S16, Class A3, 5.000%, 09/25/18	430
451	Series 2003-S20, Class 2A1, 4.750%, 12/25/18	461
986	Series 2003-S4, Class A4, 5.750%, 03/25/33	998
908	Series 2004-S5, Class 1A9, 5.500%, 05/25/22	908
422	Series 2004-S6, Class 2A6, PO, 06/25/34	364
719	Series 2005-SA4, Class 1A1, VAR, 3.145%, 09/25/35	622
	RFSC Trust,
14	Series 2002-RM1, Class API, PO, 12/25/17	14
36	Series 2003-RM2, Class AP-3, PO, 05/25/33	30
3,845	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	3,946
	Salomon Brothers Mortgage Securities VII, Inc.,
1,180	Series 2003-HYB1, Class A, VAR, 3.098%, 09/25/33	1,198
53	Series 2003-UP2, Class PO1, PO, 12/25/18	48
	Sequoia Mortgage Trust,
1,620	Series 2003-1, Class 1A, VAR, 0.961%, 04/20/33	1,560
1,671	Series 2004-8, Class A1, VAR, 0.551%, 09/20/34	1,641
1,696	Series 2004-8, Class A2, VAR, 1.088%, 09/20/34	1,697
4,785	Series 2004-9, Class A1, VAR, 0.541%, 10/20/34	4,714
1,407	Series 2004-10, Class A1A, VAR, 0.511%, 11/20/34	1,382
	Springleaf Mortgage Loan Trust,
2,855	Series 2011-1A, Class A1, VAR, 4.050%, 01/25/58 (e)	2,957
2,650	Series 2011-1A, Class A2, VAR, 5.450%, 01/25/58 (e)	2,789
1,428	Series 2012-1A, Class A, VAR, 2.667%, 09/25/57 (e)	1,444
2,500	Series 2012-1A, Class M3, VAR, 6.000%, 09/25/57 (e)	2,601

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
6,370	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	6,445
2,500	Series 2012-2A, Class M2, VAR, 4.610%, 10/25/57 (e)	2,585
4,000	Series 2012-2A, Class M4, VAR, 6.000%, 10/25/57 (e)	4,120
9,506	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	9,554
3,081	Series 2012-3A, Class M1, VAR, 2.660%, 12/25/59 (e)	3,094
1,413	Series 2012-3A, Class M2, VAR, 3.560%, 12/25/59 (e)	1,417
943	Series 2012-3A, Class M3, VAR, 4.440%, 12/25/59 (e)	946
437	Series 2012-3A, Class M4, VAR, 5.300%, 12/25/59 (e)	446
2,934	Structured Adjustable Rate Mortgage Loan Trust, Series 2004-6, Class 5A4, VAR, 4.899%, 06/25/34	3,017
	Structured Asset Mortgage Investments II Trust,
1,843	Series 2004-AR5, Class 1A1, VAR, 0.862%, 10/19/34	1,827
3,742	Series 2005-AR5, Class A3, VAR, 0.452%, 07/19/35	3,680
	Structured Asset Securities Corp.,
442	Series 2003-33H, Class 1APO, PO, 10/25/33	365
3,500	Series 2003-37A, Class 2A, VAR, 4.910%, 12/25/33	3,494
	Structured Asset Securities Corp. Mortgage Pass-Through Certificates,
53	Series 2002-10H, Class 1AP, PO, 05/25/32	42
109	Series 2003-8, Class 1A2, 5.000%, 04/25/18	111
272	Series 2003-16, Class A3, VAR, 0.702%, 06/25/33	264
423	Series 2003-32, Class 1A1, VAR, 5.427%, 11/25/33	450
903	Series 2003-33H, Class 1A1, 5.500%, 10/25/33	913
986	Series 2003-34A, Class 3A3, VAR, 2.779%, 11/25/33	992
2,330	Series 2004-5H, Class A4, 5.540%, 12/25/33	2,410
501	Structured Asset Securities Corp. Trust, Series 2005-6, Class 4A1, 5.000%, 05/25/35	508
	Thornburg Mortgage Securities Trust,
207	Series 2003-4, Class A1, VAR, 0.842%, 09/25/43	206

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	223

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
219	Series 2004-1, Class II2A, VAR, 1.861%, 03/25/44	219
	Vericrest Opportunity Loan Transferee,
4,334	Series 2012-NL2A, Class A1, 2.487%, 02/26/52 (e) (i)	4,347
429	Series 2012-NL2A, Class A2, 6.414%, 02/26/52 (e) (i)	434
9,495	Series 2012-NL3A, Class A, VAR, 2.734%, 11/25/60 (e)	9,537
7,628	Series 2013-1A, Class A, VAR, 3.105%, 11/25/50 (e) (i)	7,628
	Vericrest Opportunity Loan Trust,
51	Series 2012-NL1A, Class A1, VAR, 4.213%, 03/25/49 (e) (i)	51
462	Series 2012-NL1A, Class A2, VAR, 8.112%, 03/25/49 (e) (i)	466
	WaMu Mortgage Pass-Through Certificates,
69	Series 2002-S8, Class 2A7, 5.250%, 01/25/18	71
2,424	Series 2003-AR11, Class A6, VAR, 2.472%, 10/25/33	2,480
1,186	Series 2003-AR7, Class A7, VAR, 2.323%, 08/25/33	1,189
870	Series 2003-AR8, Class A, VAR, 2.460%, 08/25/33	895
3,274	Series 2003-AR9, Class 1A6, VAR, 2.434%, 09/25/33	3,341
871	Series 2003-AR9, Class 2A, VAR, 2.553%, 09/25/33	889
1,093	Series 2003-S1, Class A5, 5.500%, 04/25/33	1,135
268	Series 2003-S3, Class 1A4, 5.500%, 06/25/33	280
121	Series 2003-S7, Class A1, 4.500%, 08/25/18	125
64	Series 2003-S8, Class A4, 4.500%, 09/25/18	64
479	Series 2003-S8, Class A6, 4.500%, 09/25/18	486
2,966	Series 2003-S9, Class A8, 5.250%, 10/25/33	3,110
97	Series 2003-S9, Class P, PO, 10/25/33	90
211	Series 2004-AR3, Class A1, VAR, 2.565%, 06/25/34	214
1,428	Series 2004-AR3, Class A2, VAR, 2.565%, 06/25/34	1,450
1,169	Series 2004-CB2, Class 5A, 5.000%, 07/25/19	1,205

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
326	Series 2004-CB2, Class 7A, 5.500%, 08/25/19	340
547	Series 2004-CB3, Class 4A, 6.000%, 10/25/19	569
279	Series 2004-S1, Class 1A3, VAR, 0.602%, 03/25/34	275
3,879	Series 2004-S2, Class 2A4, 5.500%, 06/25/34	4,076
285	Series 2006-AR10, Class 2P, VAR, 09/25/36	176
	Washington Mutual Mortgage Pass-Through Certificates WMALT,
352	Series 2005-1, Class 1A1, 5.500%, 03/25/35	355
10,254	Series 2005-2, Class 1A4, IF, IO, 4.848%, 04/25/35	1,819
1,258	Series 2005-4, Class CB7, 5.500%, 06/25/35	1,220
239	Series 2005-4, Class DP, PO, 06/25/20	226
1,305	Series 2005-6, Class 2A4, 5.500%, 08/25/35	1,234
13,749	Series 2005-11, Class A4, IF, IO, 4.748%, 01/25/36	2,161
	Washington Mutual MSC Mortgage Pass-Through Certificates,
780	Series 2004-RA2, Class 2A, 7.000%, 07/25/33	865
80	Series 2004-RA4, Class 1P, PO, 04/25/19	73
2,668	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	2,709
	Wells Fargo Mortgage-Backed Securities Trust,
395	Series 2003-13, Class A7, 4.500%, 11/25/18	402
67	Series 2003-14, Class 1A1, 4.750%, 12/25/18	69
604	Series 2003-15, Class 1A1, 4.750%, 12/25/18	622
174	Series 2003-16, Class 2A1, 4.500%, 12/25/18	178
4,823	Series 2003-16, Class 2AIO, IO, VAR, 0.115%, 12/25/18	9
415	Series 2003-17, Class APO, PO, 01/25/34	388
2,064	Series 2003-G, Class A1, VAR, 4.100%, 06/25/33	2,090
477	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	488
131	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	135

SEE NOTES TO FINANCIAL STATEMENTS.

224	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
291	Series 2004-1, Class A11, PO, 02/25/34	253
195	Series 2004-2, Class APO, PO, 02/25/19	181
131	Series 2004-7, Class 2A1, 4.500%, 07/25/19	134
454	Series 2004-7, Class 2A2, 5.000%, 07/25/19	468
223	Series 2004-B, Class A1, VAR, 4.918%, 02/25/34	228
494	Series 2004-BB, Class A4, VAR, 2.625%, 01/25/35	497
1,628	Series 2004-EE, Class 2A1, VAR, 2.626%, 12/25/34	1,680
204	Series 2004-EE, Class 2A2, VAR, 2.626%, 12/25/34	210
844	Series 2004-EE, Class 3A1, VAR, 3.048%, 12/25/34	875
2,139	Series 2004-I, Class 1A1, VAR, 2.791%, 07/25/34	2,179
4,668	Series 2004-P, Class 2A1, VAR, 2.616%, 09/25/34	4,721
137	Series 2004-Q, Class 1A3, VAR, 2.615%, 09/25/34	141
2,703	Series 2004-U, Class A1, VAR, 2.824%, 10/25/34	2,733
1,178	Series 2004-V, Class 1A1, VAR, 2.654%, 10/25/34	1,206
457	Series 2005-1, Class 2A1, 5.000%, 01/25/20	480
317	Series 2005-9, Class 1APO, PO, 10/25/35	261
519	Series 2005-13, Class A1, 5.000%, 11/25/20	534
65	Series 2005-15, Class APO, PO, 12/25/20	59
563	Series 2005-AR16, Class 2A1, VAR, 2.713%, 02/25/34	557
1,113	Series 2005-AR8, Class 2A1, VAR, 2.748%, 06/25/35	1,141
1,964	Series 2007-7, Class A7, 6.000%, 06/25/37	1,975
1,229	Series 2007-11, Class A14, 6.000%, 08/25/37	1,251

		635,099

	Total Collateralized Mortgage Obligations (Cost $2,284,105)	2,387,530

Commercial Mortgage-Backed Securities — 3.2%
4,010	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	4,071

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,120	BAMLL Commercial Mortgage Securities Trust, Series 2012-PARK, Class A, 2.959%, 12/10/30 (e)	1,132
	Banc of America Commercial Mortgage Trust,
2,555	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	2,885
2,000	Series 2006-4, Class A4, 5.634%, 07/10/46	2,262
755	Series 2006-5, Class A4, 5.414%, 09/10/47	850
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
700	Series 2005-3, Class A4, 4.668%, 07/10/43	754
800	Series 2005-3, Class AM, 4.727%, 07/10/43	853
500	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	549
	BB-UBS Trust,
1,500	Series 2012-SHOW, Class A, 3.430%, 11/05/36 (e)	1,513
5,000	Series 2012-TFT, Class A, 2.892%, 06/05/30 (e)	5,054
	Bear Stearns Commercial Mortgage Securities Trust,
848	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	884
500	Series 2006-PW11, Class A4, VAR, 5.454%, 03/11/39	559
1,100	Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.219%, 07/15/44	1,182
	COBALT CMBS Commercial Mortgage Trust,
2,196	Series 2006-C1, Class A4, 5.223%, 08/15/48	2,454
3,000	Series 2006-C1, Class AM, 5.254%, 08/15/48	3,219
6,114	COMM Mortgage Trust, Series 2012-CR2, Class XA, IO, VAR, 1.968%, 08/15/45	783
1,650	Commercial Mortgage Asset Trust, Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	1,703
1,678	Commercial Mortgage Pass-Through Certificates, Series 2012-MVP, Class A, VAR, 2.142%, 11/17/26 (e)	1,702
700	Commercial Mortgage Trust, Series 2006-GG7, Class AM, VAR, 5.862%, 07/10/38	785
	DBRR Trust,
1,679	Series 2012-EZ1, Class A, 0.946%, 09/25/45 (e)	1,684
4,994	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/43 (e)	4,994
3,060	FDIC Guaranteed Notes Trust, Series 2010-C1, Class A, 2.980%, 12/06/20 (e)	3,199

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	225

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
3,407	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	3,490
1,000	GE Capital Commercial Mortgage Corp., Series 2005-C1, Class B, VAR, 4.846%, 06/10/48	1,052
3,065	GS Mortgage Securities Corp., 2.706%, 12/10/27	3,171
20,000	GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Class XA, IO, VAR, 1.297%, 06/05/31 (e)	1,502
25,001	GS Mortgage Securities Trust, Series 2006-GG8, Class X, IO, VAR, 0.614%, 11/10/39 (e)	449
1,735	JP Morgan Chase Commercial Mortgage Pass-Through Certificates, Series 2003-PM1A, Class A4, VAR, 5.326%, 08/12/40	1,745
1,200	JP Morgan Chase Commercial Mortgage Securities Corp., Series 2004-CB8, Class A4, 4.404%, 01/12/39	1,234
	JP Morgan Chase Commercial Mortgage Securities Trust,
95,604	Series 2006-CB15, Class X1, IO, VAR, 0.090%, 06/12/43	657
600	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	621
28,601	KGS-Alpha SBA COOF Trust, Series 2012-6, Class A, IO, VAR, 0.688%, 05/25/39 (e)	742
	LB-UBS Commercial Mortgage Trust,
1,708	Series 2004-C2, Class A4, 4.367%, 03/15/36	1,757
61,950	Series 2006-C1, Class XCL, IO, VAR, 0.369%, 02/15/41 (e)	609
1,925	Series 2007-C1, Class AM, 5.455%, 02/15/40	2,168
1,000	Series 2007-C2, Class A3, 5.430%, 02/15/40	1,130
500	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.683%, 05/12/39	567
925	ML-CFC Commercial Mortgage Trust, Series 2007-9, Class A4, 5.700%, 09/12/49	1,069
	Morgan Stanley Capital I Trust,
2,500	Series 2004-HQ4, Class A7, 4.970%, 04/14/40	2,612
250	Series 2007-T27, Class A4, VAR, 5.649%, 06/11/42	293
1,213	Series 2011-C3, Class A3, 4.054%, 07/15/49	1,354
1,500	Series 2012-C4, Class A3, 2.991%, 03/15/45	1,582
	Morgan Stanley Re-REMIC Trust,
3,675	Series 2009-IO, Class A2, 5.000%, 07/17/56 (e)	3,717

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,000	Series 2009-IO, Class B, PO, 07/17/56 (e)	2,805
132	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	132
4,500	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	4,655
2,055	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	2,073
8,160	Series 2012-IO, Class AXA, 1.000%, 03/29/51	8,068
11,220	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	11,360
1,700	Series 2012-XA, Class B, 0.250%, 07/27/49 (e)	1,411
4,170	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.402%, 08/25/29 (e)	4,166
2,123	RBSCF Trust, Series 2013-SMV, Class A, 3.260%, 03/11/31	2,189
3,413	RCMC LLC, Series 2012-CRE1, Class A, 5.623%, 11/15/44 (e)	3,417
7,927	UBS Commercial Mortgage Trust, Series 2012-C1, Class XA, IO, VAR, 2.360%, 05/10/45 (e)	1,196
3,175	UBS-BAMLL Trust, Series 2012-WRM, Class A, 3.663%, 06/10/30 (e)	3,319
	UBS-Barclays Commercial Mortgage Trust,
1,300	Series 2012-C2, Class A4, 3.525%, 05/10/63	1,382
15,488	Series 2012-C2, Class XA, IO, VAR, 1.821%, 05/10/63 (e)	1,626
2,991	VNO Mortgage Trust, Series 2012-6AVE, Class A, 2.996%, 11/15/30 (e)	3,022
	Wachovia Bank Commercial Mortgage Trust,
1,118	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	1,166
2,500	Series 2005-C22, Class A4, VAR, 5.297%, 12/15/44	2,755
131,374	Series 2006-C24, Class XC, IO, VAR, 0.051%, 03/15/45 (e)	554
7,663	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	7,711
	WFRBS Commercial Mortgage Trust,
1,250	Series 2011-C3, Class A4, 4.375%, 03/15/44 (e)	1,412
698	Series 2012-C6, Class A1, 1.081%, 04/15/45	703
1,200	Series 2012-C6, Class A4, 3.440%, 04/15/45	1,280

	Total Commercial Mortgage-Backed Securities (Cost $138,805)	140,994

SEE NOTES TO FINANCIAL STATEMENTS.

226	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — 33.4%
		Federal Home Loan Mortgage Corp.,
205		ARM, 2.245%, 05/01/37	217
300		ARM, 2.352%, 08/01/36	319
251		ARM, 2.355%, 12/01/33	268
351		ARM, 2.370%, 05/01/36	374
30		ARM, 2.384%, 01/01/30	32
234		ARM, 2.456%, 10/01/36	248
539		ARM, 2.482%, 10/01/36	574
128		ARM, 2.554%, 10/01/37	136
971		ARM, 2.586%, 03/01/37	1,040
486		ARM, 2.640%, 11/01/36	519
162		ARM, 2.643%, 03/01/35	173
329		ARM, 2.703%, 11/01/36	351
381		ARM, 2.732%, 12/01/35	408
303		ARM, 2.757%, 03/01/36	323
274		ARM, 2.779%, 02/01/37	293
306		ARM, 2.864%, 04/01/34	324
263		ARM, 2.870%, 09/01/36	280
187		ARM, 2.905%, 09/01/37	200
240		ARM, 2.973%, 12/01/36	255
135		ARM, 2.978%, 07/01/37	145
261		ARM, 3.021%, 05/01/38	279
192		ARM, 3.103%, 02/01/37	204
1,145		ARM, 3.227%, 10/01/36	1,222
120		ARM, 3.269%, 02/01/37	127
372		ARM, 3.379%, 04/01/38	397
618		ARM, 3.511%, 03/01/36	669
478		ARM, 5.023%, 01/01/35	515
709		ARM, 5.969%, 06/01/36	764
105		ARM, 5.974%, 10/01/36	112
890		ARM, 6.066%, 11/01/36	960
107		ARM, 6.407%, 02/01/37	115
312		ARM, 6.449%, 11/01/36	333
		Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
159		3.500%, 05/01/19	167
2,404		4.000%, 07/01/18 - 05/01/19 (m)	2,554
474		4.500%, 10/01/18	509
201		5.000%, 12/01/18	214
10,850		5.500%, 06/01/17 - 01/01/24	11,734
2,082		6.000%, 06/01/17 - 03/01/22	2,217
512		6.500%, 02/01/17 - 03/01/22	560
217		7.000%, 01/01/17 - 07/01/17	235
—	(h)	7.500%, 10/01/14	—	(h)
		Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
37,764		3.500%, 01/01/32 - 09/01/32 (m)	40,046

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,530	4.000%, 02/01/32	3,785
3,162	5.500%, 04/01/27 - 03/01/28	3,490
710	6.000%, 01/01/14 - 02/01/24	776
1,520	6.500%, 05/01/22 - 01/01/28	1,686
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
269	4.000%, 10/01/33	287
17,430	4.500%, 09/01/40 - 05/01/41	18,689
19,954	5.000%, 05/01/36 - 08/01/40	21,870
5,569	5.500%, 01/01/33 - 03/01/40	6,106
848	6.000%, 11/01/28 - 12/01/33	959
5,590	6.500%, 05/01/24 - 03/01/38 (m)	6,395
1,203	7.000%, 07/01/29 - 10/01/36	1,409
124	7.500%, 09/01/38	153
34	8.500%, 08/01/30	39
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
1,334	7.500%, 01/01/32 - 12/01/36	1,584
845	10.000%, 10/01/30	996
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
17,089	3.500%, 10/01/32 - 06/01/42	18,166
14,807	4.000%, 06/01/42 - 10/01/42	15,969
5,618	5.500%, 02/01/18 - 12/01/35	6,022
6,741	6.000%, 02/01/33 - 04/01/36	7,352
6,434	6.500%, 11/01/36 - 10/17/38	7,125
191	7.000%, 12/01/14 - 08/01/47	208
78	10.500%, 07/20/21	85
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
7	7.500%, 03/01/17 - 05/01/17	8
5	8.750%, 06/01/17	5
4	10.500%, 05/01/19	4
4	12.000%, 08/01/15 - 07/01/19	4
	Federal National Mortgage Association,
664	ARM, 1.709%, 08/01/34	689
14	ARM, 1.904%, 03/01/19	14
259	ARM, 1.911%, 01/01/33	271
299	ARM, 2.048%, 02/01/35	316
519	ARM, 2.111%, 02/01/35	549
3,428	ARM, 2.141%, 01/01/35 (m)	3,638
261	ARM, 2.151%, 01/01/36	275
110	ARM, 2.277%, 11/01/33	116
306	ARM, 2.294%, 08/01/34	323
623	ARM, 2.325%, 07/01/33	664
508	ARM, 2.342%, 09/01/36	530

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	227

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
422	ARM, 2.344%, 05/01/34	450
580	ARM, 2.371%, 12/01/37	623
964	ARM, 2.378%, 04/01/35	1,026
928	ARM, 2.381%, 05/01/35	987
681	ARM, 2.385%, 04/01/35	723
343	ARM, 2.419%, 10/01/34	364
238	ARM, 2.470%, 04/01/34	254
446	ARM, 2.500%, 11/01/33	471
597	ARM, 2.530%, 10/01/34	635
276	ARM, 2.533%, 06/01/35	292
227	ARM, 2.536%, 04/01/34	238
390	ARM, 2.577%, 11/01/37	416
350	ARM, 2.582%, 06/01/34	367
125	ARM, 2.622%, 01/01/34	132
333	ARM, 2.637%, 10/01/34	353
440	ARM, 2.663%, 02/01/34	468
450	ARM, 2.666%, 10/01/34	478
220	ARM, 2.669%, 09/01/35	234
347	ARM, 2.679%, 10/01/36	372
191	ARM, 2.692%, 01/01/38	205
551	ARM, 2.709%, 10/01/34	586
162	ARM, 2.720%, 05/01/35	171
328	ARM, 2.721%, 09/01/34	349
433	ARM, 2.818%, 12/01/36	467
118	ARM, 2.832%, 05/01/35	125
676	ARM, 2.833%, 06/01/36	723
820	ARM, 2.846%, 07/01/37	877
333	ARM, 2.877%, 07/01/36	355
141	ARM, 2.884%, 07/01/37	151
301	ARM, 2.896%, 11/01/36	324
24	ARM, 2.898%, 09/01/27	26
336	ARM, 2.911%, 08/01/36	359
570	ARM, 2.935%, 09/01/33 - 12/01/36	608
6,289	ARM, 3.118%, 03/01/36	6,684
214	ARM, 3.187%, 10/01/36	228
79	ARM, 3.804%, 03/01/29	84
546	ARM, 4.925%, 07/01/33	582
1,725	ARM, 5.418%, 01/01/23	1,888
	Federal National Mortgage Association, 15 Year, Single Family,
643	3.500%, 08/01/18	682
1,153	4.000%, 07/01/18 - 12/01/18	1,235
2,814	4.500%, 07/01/18 - 09/01/20	3,070
2,422	5.000%, 12/01/16 - 08/01/24	2,629
5,039	5.500%, 11/01/18 - 11/01/23	5,459
8,589	6.000%, 06/01/16 - 07/01/24	9,368

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,728	6.500%, 09/01/13 - 02/01/24	1,918
952	7.000%, 12/01/16 - 08/01/21	1,032
52	7.500%, 03/01/17 - 10/01/17	56
28	8.000%, 06/01/15 - 01/01/16	29
	Federal National Mortgage Association, 20 Year, Single Family,
81,427	3.500%, 12/01/30 - 08/01/32 (m)	86,452
1,778	4.500%, 04/01/30	1,915
1,843	5.000%, 10/01/25	2,020
904	5.500%, 02/01/23 - 08/01/23	989
6,581	6.000%, 04/01/24 - 09/01/29	7,225
1,905	6.500%, 06/01/16 - 12/01/27	2,112
47	7.500%, 09/01/21	54
	Federal National Mortgage Association, 30 Year, FHA/VA,
76	6.000%, 09/01/33	85
4,950	6.500%, 02/01/29 - 08/01/39	5,752
232	7.000%, 10/01/28 - 02/01/33	278
60	8.000%, 06/01/28	72
17	8.500%, 03/01/30 - 06/01/30	21
250	9.000%, 05/01/18 - 06/01/31	297
12	10.000%, 07/01/19	12
11	10.500%, 11/01/18	12
24	11.000%, 04/01/19	25
	Federal National Mortgage Association, 30 Year, Single Family,
3,417	4.000%, 08/01/33 - 04/01/34	3,721
1,773	4.500%, 05/01/29 - 09/01/34	1,918
19,314	5.000%, 05/01/33 - 08/01/40	21,324
25,230	5.500%, 11/01/32 - 05/01/40	27,792
6,687	6.000%, 12/01/28 - 11/01/38	7,519
12,886	6.500%, 11/01/29 - 10/01/38	14,455
6,713	7.000%, 04/01/20 - 01/01/39	7,864
4,050	7.500%, 08/01/36 - 04/01/39	4,914
896	8.000%, 03/01/27 - 10/01/36	1,102
92	8.500%, 12/01/27 - 02/01/30	105
1	9.000%, 04/01/26	1
8	9.500%, 07/01/28	9
8	10.000%, 02/01/24	8
4	12.500%, 01/01/16	4
	Federal National Mortgage Association, Other,
5,000	VAR, 0.479%, 11/01/22	4,998
5,967	VAR, 0.499%, 11/01/22	5,965
7,200	VAR, 0.549%, 01/01/23	7,198
8,000	VAR, 0.550%, 01/01/23	7,997
6,988	VAR, 0.560%, 01/01/23	7,013

SEE NOTES TO FINANCIAL STATEMENTS.

228	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
4,992	VAR, 0.569%, 01/01/23	4,991
4,000	VAR, 0.585%, 02/01/23	4,003
5,990	VAR, 0.600%, 01/01/23	5,988
13,270	VAR, 0.639%, 10/01/22	13,265
3,000	VAR, 0.649%, 09/01/22	3,003
5,991	VAR, 0.660%, 01/01/23	5,989
3,366	VAR, 0.759%, 08/01/22	3,367
2,300	VAR, 0.800%, 03/01/22	2,300
4,000	VAR, 0.819%, 04/01/22	4,000
5,000	VAR, 0.829%, 12/01/20	5,024
3,054	VAR, 0.949%, 01/01/19	3,075
4,000	VAR, 0.979%, 04/01/22	4,031
3,927	VAR, 1.009%, 03/01/22	3,970
422	VAR, 2.875%, 08/01/34	450
2,449	VAR, 6.070%, 11/01/18	2,648
7,000	03/01/23 - 03/20/63	7,022
7,500	03/01/63	7,500
5,500	1.446%, 07/01/17	5,604
1,993	1.519%, 12/01/19	1,999
3,993	1.580%, 01/01/20	4,022
2,000	1.690%, 12/01/19	2,011
13,500	1.750%, 03/01/63	13,483
2,830	2.000%, 12/01/20	2,836
8,394	2.004%, 01/01/17 - 07/01/19	8,577
5,000	2.056%, 01/01/17	5,069
5,500	2.077%, 07/01/19	5,688
10,152	2.097%, 08/01/19	10,444
4,600	2.170%, 06/01/19	4,780
8,212	2.211%, 04/01/19	8,566
4,262	2.221%, 01/01/23	4,240
6,907	2.263%, 05/01/19	7,212
4,460	2.273%, 07/01/19	4,653
3,000	2.400%, 02/01/23	3,033
8,425	2.418%, 12/01/22 - 01/01/23	8,491
2,510	2.438%, 06/01/19	2,631
17,605	2.449%, 07/01/19 - 12/01/22	17,977
1,992	2.459%, 11/01/22	2,016
6,287	2.460%, 02/01/23	6,389
3,000	2.480%, 12/01/22	3,040
7,411	2.490%, 10/01/17 - 11/01/22	7,558
8,925	2.500%, 12/01/22 - 04/01/23	8,978
2,000	2.531%, 06/01/19	2,113
2,989	2.552%, 09/01/22 - 11/01/22	3,030
4,201	2.593%, 10/01/22	4,297
8,000	2.604%, 10/01/22	8,190
11,944	2.614%, 10/01/22 - 12/01/22	12,203

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

8,320	2.650%, 08/01/22	8,507
3,000	2.670%, 07/01/22	3,075
10,950	2.686%, 06/01/22 - 10/01/22	11,284
2,984	2.690%, 10/01/17	3,178
5,000	2.707%, 10/01/17	5,324
5,939	2.759%, 07/01/22	6,151
5,850	2.779%, 07/01/22	6,066
5,296	2.800%, 03/01/18	5,688
2,958	2.831%, 05/01/22	3,082
6,902	2.841%, 03/01/22 - 07/01/22	7,175
7,000	2.852%, 06/01/22	7,296
11,022	2.883%, 06/01/22 - 07/01/22	11,512
5,250	2.924%, 07/01/22	5,495
8,418	2.955%, 05/01/22 - 08/01/22	8,826
2,406	2.970%, 11/01/18	2,592
9,108	2.996%, 05/01/22 - 09/01/22	9,578
3,952	3.038%, 05/01/22	4,170
6,954	3.063%, 09/01/17	7,470
3,000	3.079%, 06/01/22	3,149
2,540	3.089%, 02/01/22	2,699
4,947	3.120%, 05/01/22	5,247
12,973	3.131%, 12/01/21 - 01/01/22	13,812
3,500	3.141%, 12/01/18	3,795
2,471	3.182%, 05/01/22	2,632
8,019	3.193%, 01/01/22	8,576
2,000	3.203%, 05/01/22	2,132
13,500	3.213%, 07/01/18	14,696
8,757	3.224%, 01/01/22 - 05/01/22	9,357
2,640	3.230%, 11/01/20	2,850
1,965	3.234%, 01/01/22	2,103
9,452	3.244%, 02/01/22	10,078
2,000	3.290%, 10/01/20	2,167
3,864	3.306%, 02/01/22	4,144
5,168	3.348%, 01/01/22	5,565
1,995	3.379%, 11/01/20	2,157
2,985	3.389%, 10/01/20	3,225
4,100	3.461%, 11/01/20	4,453
3,692	3.472%, 10/01/20	4,015
3,600	3.482%, 11/01/20	3,917
2,830	3.492%, 01/01/18	3,106
971	3.495%, 10/01/20	1,060
5,992	3.500%, 02/01/33 - 11/01/40	6,379
2,000	3.503%, 08/01/17	2,180
8,313	3.544%, 09/01/20 - 11/01/21	9,066
773	3.590%, 12/01/20	851
2,500	3.596%, 12/01/20	2,736

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	229

JPMorgan Mortgage-Backed Securities Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
2,905	3.600%, 09/01/20	3,198
6,734	3.621%, 09/01/20	7,382
4,982	3.639%, 12/01/20	5,485
9,937	3.658%, 01/01/18 - 10/01/20	10,920
1,200	3.709%, 10/01/21	1,319
14,802	3.730%, 06/01/18 (m)	16,581
19,704	3.740%, 07/01/20 - 09/01/20 (m)	21,779
1,500	3.751%, 01/01/18	1,654
2,983	3.802%, 09/01/20	3,298
2,427	3.810%, 01/01/19	2,680
26,997	3.895%, 01/01/21 - 09/01/21	30,113
2,600	3.926%, 08/01/20	2,895
1,588	3.930%, 07/01/20	1,781
4,000	3.940%, 07/01/21	4,505
7,673	3.947%, 06/01/17	8,434
6,200	3.957%, 12/01/21	6,920
2,981	3.960%, 08/01/20	3,349
1,926	3.968%, 09/01/20	2,125
2,000	3.980%, 11/01/16	2,099
2,444	3.988%, 07/01/21	2,736
3,000	3.999%, 01/01/21	3,357
28,332	4.000%, 11/01/33 - 07/01/42	30,817
5,000	4.019%, 09/01/21	5,608
2,000	4.061%, 01/01/21	2,248
20,175	4.081%, 07/01/20 - 07/01/21 (m)	22,685
5,880	4.102%, 06/01/21 - 07/01/21	6,620
2,342	4.123%, 07/01/21	2,642
2,410	4.130%, 07/01/20	2,730
3,000	4.154%, 06/01/21	3,388
1,600	4.174%, 10/01/20	1,809
3,926	4.185%, 08/01/21	4,442
8,000	4.195%, 07/01/21	9,062
7,938	4.201%, 07/01/20	8,998
2,300	4.205%, 10/01/21	2,608
11,213	4.216%, 11/01/26	11,988
1,933	4.257%, 04/01/20	2,187
4,637	4.288%, 08/01/21	5,282
4,000	4.290%, 06/01/20	4,572
8,651	4.298%, 03/01/21 - 07/01/21	9,855
5,732	4.319%, 12/01/19	6,504
1,500	4.330%, 02/01/21	1,723
3,962	4.350%, 04/01/20	4,545
4,485	4.371%, 03/01/20	5,103
4,035	4.380%, 01/01/21 - 04/01/21	4,647
4,500	4.381%, 06/01/21	5,146
2,000	4.391%, 04/01/21	2,292

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

7,286	4.399%, 02/01/20	8,372
23,880	4.424%, 01/01/20 (m)	27,201
4,880	4.443%, 08/01/20 - 04/01/21	5,577
975	4.444%, 01/01/21	1,127
7,825	4.453%, 06/01/21	8,993
2,452	4.464%, 06/01/21	2,820
1,205	4.474%, 07/01/21	1,387
9,000	4.484%, 06/01/21	10,377
2,040	4.495%, 02/01/21	2,343
154	4.500%, 08/01/33	165
3,865	4.514%, 04/01/20	4,450
4,834	4.515%, 02/01/20	5,559
4,836	4.530%, 12/01/19	5,658
4,421	4.540%, 01/01/20	5,108
5,800	4.546%, 02/01/20	6,664
3,672	4.552%, 08/01/26	4,218
5,954	4.629%, 02/01/21 - 06/01/21	6,913
2,943	4.762%, 08/01/26	3,487
4,892	4.794%, 01/01/21	5,698
2,068	5.000%, 04/01/22 - 01/01/36	2,323
4,123	5.135%, 02/01/31	4,667
2,745	5.500%, 03/01/17 - 04/01/38	2,932
5,033	6.000%, 02/01/36 - 11/01/39	5,399
585	6.500%, 10/01/35 - 06/01/36	648
3,955	7.000%, 12/01/36 - 10/01/46	4,351
18	10.195%, 06/15/21	19
5	11.000%, 08/20/20	5
68	Government National Mortgage Association II, 15 Year, Single Family, 6.000%, 04/20/17	74
	Government National Mortgage Association II, 30 Year, Single Family,
1,211	5.500%, 09/20/39	1,335
14,262	6.000%, 09/20/38 - 08/20/39	16,165
2,837	6.500%, 10/20/33 - 01/20/39	3,236
21	7.500%, 02/20/28 - 09/20/28	25
31	8.000%, 06/20/26 - 10/20/27	40
17	8.500%, 03/20/25 - 05/20/25	21
	Government National Mortgage Association II, Other,
666	6.000%, 11/20/38	728
1,138	6.500%, 09/20/34	1,290
	Government National Mortgage Association, 15 Year, Single Family,
238	6.000%, 06/15/18	261
46	7.000%, 09/15/14 - 10/15/16	48
48	7.500%, 11/15/17	53
88	8.000%, 01/15/16	92

SEE NOTES TO FINANCIAL STATEMENTS.

230	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Government National Mortgage Association, 20 Year, Single Family,
477	6.500%, 08/15/22 - 11/15/23	550
52	7.000%, 08/15/23	61
	Government National Mortgage Association, 30 Year, Single Family,
90	6.375%, 08/15/26	102
3,137	6.500%, 10/15/27 - 04/15/33	3,633
2,692	7.000%, 09/15/31 - 03/15/37	3,195
66	7.500%, 11/15/22 - 01/15/33	72
10	8.000%, 09/15/22 - 04/15/28	11
13	9.000%, 02/15/30 - 01/15/31	14
762	9.500%, 10/15/24	876
6	11.000%, 01/15/21	7

	Total Mortgage Pass-Through Securities (Cost $1,416,802)	1,472,183

U.S. Government Agency Securities — 0.3%
1,000	Federal Home Loan Mortgage Corp., 5.500%, 08/23/17	1,208
	Federal National Mortgage Association,
3,000	Zero Coupon, 07/05/14	2,976
3,000	Zero Coupon, 06/01/17	2,882
4,000	2.700%, 03/28/22	4,006
2,000	5.375%, 06/12/17	2,393

	Total U.S. Government Agency Securities (Cost $12,795)	13,465

U.S. Treasury Obligations — 3.0%
350	U.S. Treasury Bonds, 8.500%, 02/15/20	522
2,000	U.S. Treasury Bonds STRIPS, 05/15/18	1,914
	U.S. Treasury Notes,
1,000	0.250%, 10/31/13	1,001
2,000	0.500%, 10/15/13	2,004
470	1.375%, 11/30/18	481
1,500	1.500%, 08/31/18	1,549
5,000	1.750%, 04/15/13 (m)	5,010
1,000	1.750%, 01/31/14	1,014
2,000	1.875%, 04/30/14	2,039
4,000	2.625%, 08/15/20	4,363
1,000	2.625%, 11/15/20	1,089
7,000	2.750%, 10/31/13 (m)	7,120
43,000	3.125%, 04/30/13 (m)	43,213
1,737	3.125%, 05/15/19	1,957
5,950	3.375%, 07/31/13 (m)	6,031
22,000	3.500%, 02/15/18 (m)	24,937
7,500	3.500%, 05/15/20 (m)	8,651

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,000	4.250%, 08/15/13 (m)	5,095
2,500	4.750%, 08/15/17	2,952
	U.S. Treasury STRIPS,
3,000	02/15/15	2,985
129	02/15/16	128
486	02/15/17	475
700	05/15/19	654
4,339	05/15/20	3,937
500	08/15/20	450
1,000	05/15/21	875
150	02/15/25	113
200	08/15/28	129
500	02/15/29	316
650	11/15/30	384

	Total U.S. Treasury Obligations (Cost $129,855)	131,388

SHARES
Short-Term Investment — 1.7%
	Investment Company — 1.7%
76,308	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.080% (b) (l) (Cost $76,308)	76,308

	Total Investments — 100.5% (Cost $4,264,500)	4,430,302
	Liabilities in Excess of Other Assets — (0.5)%	(21,911)

	NET ASSETS — 100.0%	$4,408,391

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	231

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — 8.1%
8,709	Academic Loan Funding Trust, Series 2012-1A, Class A1, VAR, 1.002%, 12/27/22 (e)	8,811
7,223	Accredited Mortgage Loan Trust, Series 2006-1, Class A3, VAR, 0.382%, 04/25/36	6,763
9,094	AH Mortgage Advance Co., Ltd., (Cayman Islands), Series SART-3, Class 1A1, 2.980%, 03/13/43 (e)	9,110
	Ally Auto Receivables Trust,
1,933	Series 2010-1, Class A4, 2.300%, 12/15/14	1,947
11,850	Series 2010-1, Class C, 3.610%, 08/15/16 (e)	12,151
128	Series 2010-2, Class A3, 1.380%, 07/15/14	129
1,675	Series 2010-3, Class A3, 1.110%, 10/15/14	1,678
8,860	Series 2010-3, Class A4, 1.550%, 08/17/15	8,951
2,500	Series 2010-4, Class A4, 1.350%, 12/15/15	2,525
5,000	Series 2010-5, Class A4, 1.750%, 03/15/16	5,068
4,037	Series 2011-1, Class A3, 1.380%, 01/15/15	4,049
1,771	Series 2011-3, Class A3, 0.970%, 08/17/15	1,776
1,580	Series 2011-4, Class A4, 1.140%, 06/15/16	1,596
4,312	Series 2012-1, Class A4, 1.210%, 07/15/16	4,370
3,554	Series 2012-2, Class A3, 0.740%, 04/15/16	3,568
1,791	Series 2012-2, Class A4, 1.000%, 10/17/16	1,808
7,992	Series 2012-3, Class A4, 1.060%, 02/15/17	8,072
7,846	Series 2012-4, Class A3, 0.590%, 01/17/17	7,862
1,671	Series 2012-4, Class A4, 0.800%, 10/16/17	1,672
4,950	Series 2012-5, Class A3, 0.620%, 03/15/17	4,955
	American Credit Acceptance Receivables Trust,
2,372	Series 2012-1, Class A2, 3.040%, 10/15/15 (e)	2,391
15,866	Series 2012-2, Class A, 1.890%, 07/15/16 (e)	15,934

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5,970	Series 2012-3, Class A, 1.640%, 11/15/16 (e)	5,972
	AmeriCredit Automobile Receivables Trust,
2,422	Series 2010-3, Class A3, 1.140%, 04/08/15	2,426
3,802	Series 2010-A, Class A3, 3.510%, 07/06/17	3,898
1,443	Series 2010-B, Class A3, 2.490%, 11/06/17	1,470
5,500	Series 2011-1, Class A3, 1.390%, 09/08/15	5,521
3,599	Series 2011-3, Class A3, 1.170%, 01/08/16	3,613
9,214	Series 2011-4, Class A3, 1.170%, 05/09/16	9,266
14,753	Series 2011-5, Class A3, 1.550%, 07/08/16	14,921
3,278	Series 2012-1, Class A2, 0.910%, 10/08/15	3,285
2,277	Series 2012-1, Class A3, 1.230%, 09/08/16	2,299
3,073	Series 2012-2, Class A3, 1.050%, 10/11/16	3,096
11,405	Series 2012-3, Class A3, 0.960%, 01/09/17	11,478
1,580	Series 2012-4, Class A3, 0.670%, 06/08/17	1,583
75	Amortizing Residential Collateral Trust, Series 2002-BC6, Class M1, VAR, 1.327%, 08/25/32	64
11,911	Ascentium Equipment Receivables LLC, Series 2012-1A, Class A, 1.830%, 09/15/19 (e)	11,915
	Bank of America Auto Trust,
2,693	Series 2009-2A, Class A4, 3.030%, 10/15/16 (e)	2,699
1,653	Series 2009-3A, Class A4, 2.670%, 12/15/16 (e)	1,663
1,999	Series 2010-1A, Class A4, 2.180%, 02/15/17 (e)	2,007
5,003	Series 2010-2, Class A4, 1.940%, 06/15/17	5,043
4,273	Series 2012-1, Class A3, 0.780%, 06/15/16	4,291
7,973	Bayview Opportunity Master Fund Trust IIB LP, Series 2013-8NPL, Class A, VAR, 3.228%, 03/28/33 (i)	7,973
	Bear Stearns Asset-Backed Securities Trust,
714	Series 2003-SD2, Class 2A, VAR, 2.975%, 06/25/43	726

SEE NOTES TO FINANCIAL STATEMENTS.

232	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
697	Series 2006-SD1, Class A, VAR, 0.572%, 04/25/36	652
3,111	BMW Vehicle Lease Trust, Series 2012-1, Class A3, 0.750%, 02/20/15	3,120
3,042	BXG Receivables Note Trust, Series 2012-A, Class A3, 2.660%, 12/02/27 (e)	3,045
16,600	Cabela’s Master Credit Card Trust, Series 2012-1A, Class A1, 1.630%, 02/18/20 (e)	16,998
10,318	California Republic Auto Receivables Trust, Series 2012-1, Class A, 1.180%, 08/15/17 (e)	10,318
	CarMax Auto Owner Trust,
6,799	Series 2010-1, Class A4, 2.400%, 04/15/15	6,867
3,270	Series 2010-2, Class A3, 1.410%, 02/16/15	3,279
27,905	Series 2010-3, Class A4, 1.410%, 02/16/16	28,234
1,946	Series 2011-1, Class A3, 1.290%, 09/15/15	1,955
8,900	Series 2011-1, Class A4, 2.160%, 09/15/16	9,128
1,736	Series 2011-2, Class A4, 1.350%, 02/15/17	1,764
9,788	Series 2011-3, Class A3, 1.070%, 06/15/16	9,855
9,144	Series 2012-1, Class A3, 0.890%, 09/15/16	9,202
10,000	Series 2012-1, Class A4, 1.250%, 06/15/17	10,168
4,117	Series 2012-3, Class A3, 0.520%, 07/17/17	4,118
5,161	Series 2013-1, Class A3, 0.600%, 10/16/17	5,165
753	CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.090%, 01/15/15 (e)	753
4,701	Centex Home Equity Loan Trust, Series 2002-C, Class AF4, SUB, 4.980%, 06/25/31	4,915
2,500	Citibank Credit Card Issuance Trust, Series 2008-A5, Class A5, 4.850%, 04/22/15	2,517
9,059	CitiFinancial Auto Issuance Trust, Series 2009-1, Class A4, 3.150%, 08/15/16 (e)	9,092
	CNH Equipment Trust,
3,575	Series 2011-B, Class A4, 1.290%, 09/15/17	3,628
7,531	Series 2012-A, Class A3, 0.940%, 05/15/17	7,577

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

2,729	Series 2012-B, Class A3, 0.860%, 09/15/17	2,744
3,394	Series 2012-C, Class A3, 0.570%, 12/15/17	3,396
	Countrywide Asset-Backed Certificates,
1,581	Series 2004-6, Class M1, VAR, 0.802%, 10/25/34	1,346
1,627	Series 2005-6, Class M1, VAR, 0.692%, 12/25/35	1,617
	CPS Auto Receivables Trust,
3,236	Series 2012-A, Class A, 2.780%, 06/17/19 (e)	3,302
12,650	Series 2012-B, Class A, 2.520%, 09/16/19 (e)	12,698
	CPS Auto Trust,
4,741	Series 2012-C, Class A, 1.820%, 12/16/19 (e)	4,766
6,952	Series 2012-D, Class A, 1.480%, 03/16/20 (e)	6,978
	Credit Acceptance Auto Loan Trust,
3,636	Series 2012-1A, Class A, 2.200%, 09/16/19 (e)	3,690
4,537	Series 2012-2A, Class A, 1.520%, 03/16/20 (e)	4,568
104	Credit Suisse First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	113
1,015	CSMC Trust, Series 2006-CF1, Class A1, VAR, 0.512%, 11/25/35	1,006
	Discover Card Master Trust,
1,255	Series 2008-A4, Class A4, 5.650%, 12/15/15	1,275
7,405	Series 2012-A1, Class A1, 0.810%, 08/15/17	7,456
7,105	DT Auto Owner Trust, Series 2012-2A, Class A, 0.910%, 11/16/15 (e)	7,110
5,211	Exeter Automobile Receivables Trust, Series 2012-2A, Class A, 1.300%, 06/15/17 (e)	5,227
	Ford Credit Auto Owner Trust,
2,461	Series 2009-B, Class A4, 4.500%, 07/15/14	2,478
115	Series 2010-B, Class A3, 0.980%, 10/15/14	115
5,250	Series 2010-B, Class A4, 1.580%, 09/15/15	5,304
4,310	Series 2011-B, Class A3, 0.840%, 06/15/15	4,320
10,500	Series 2011-B, Class A4, 1.350%, 12/15/16	10,646

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	233

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
7,364	Series 2012-A, Class A3, 0.840%, 08/15/16	7,399
1,898	Series 2013-A, Class A3, 0.550%, 07/15/17	1,898
	GE Capital Credit Card Master Note Trust,
9,620	Series 2009-4, Class A, 3.800%, 11/15/17	10,160
13,230	Series 2012-6, Class A, 1.360%, 08/17/20	13,323
95	GSAA Home Equity Trust, Series 2006-3, Class A1, VAR, 0.282%, 03/25/36	55
3,000	Harley-Davidson Motorcycle Trust, Series 2011-1, Class A3, 0.960%, 05/16/16	3,010
	HLSS Servicer Advance Receivables Backed Notes,
6,952	Series 2012-T2, Class A1, 1.340%, 10/15/43 (e)	6,976
14,078	Series 2012-T2, Class A2, 1.990%, 10/15/45 (e)	14,368
	Honda Auto Receivables Owner Trust,
4,270	Series 2012-1, Class A3, 0.770%, 01/15/16	4,289
2,747	Series 2012-1, Class A4, 0.970%, 04/16/18	2,773
5,265	Series 2012-2, Class A3, 0.700%, 02/16/16	5,286
	HSBC Home Equity Loan Trust,
7,802	Series 2005-2, Class A1, VAR, 0.471%, 01/20/35	7,599
9,138	Series 2005-2, Class M1, VAR, 0.661%, 01/20/35	9,034
4,240	Series 2005-2, Class M2, VAR, 0.691%, 01/20/35	4,042
	HSBC Home Equity Loan Trust USA,
6,304	Series 2006-1, Class A1, VAR, 0.361%, 01/20/36	6,179
6,618	Series 2006-2, Class A1, VAR, 0.351%, 03/20/36	6,556
9,296	Series 2006-3, Class A3F, SUB, 5.630%, 03/20/36	9,385
4,979	Series 2006-4, Class A3F, SUB, 5.300%, 03/20/36	5,062
1,535	Series 2007-1, Class A2F, SUB, 5.600%, 03/20/36	1,536
1,248	Series 2007-2, Class A2F, SUB, 5.690%, 07/20/36	1,255
6,425	Series 2007-3, Class APT, VAR, 1.401%, 11/20/36	6,437
	Huntington Auto Trust,
9,608	Series 2012-1, Class A3, 0.810%, 09/15/16	9,650

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

3,840	Series 2012-1, Class A4, 1.180%, 06/15/17	3,893
17,111	Series 2012-2, Class A3, 0.510%, 04/17/17	17,111
	Hyundai Auto Receivables Trust,
118	Series 2010-A, Class A3, 1.500%, 10/15/14	118
1,632	Series 2010-B, Class A3, 0.970%, 04/15/15	1,636
34,640	Series 2010-B, Class A4, 1.630%, 03/15/17	35,253
1,512	Series 2011-A, Class A3, 1.160%, 04/15/15	1,517
1,399	Series 2011-B, Class A3, 1.040%, 09/15/15	1,406
1,422	Series 2011-B, Class A4, 1.650%, 02/15/17	1,448
5,436	Series 2012-A, Class A4, 0.950%, 12/15/16	5,480
6,440	Series 2012-B, Class A3, 0.620%, 09/15/16	6,451
4,800	Series 2012-B, Class A4, 0.810%, 03/15/18	4,820
8,462	Series 2013-A, Class A3, 0.560%, 07/15/17	8,464
8,000	Series 2013-A, Class A4, 0.750%, 09/17/18	8,001
	John Deere Owner Trust,
7,660	Series 2012-A, Class A3, 0.750%, 03/15/16	7,684
1,909	Series 2012-A, Class A4, 0.990%, 06/15/18	1,927
1,455	Series 2012-B, Class A3, 0.530%, 07/15/16	1,456
5,560	Macquarie Equipment Funding Trust, Series 2012-A, Class A2, 0.610%, 04/20/15 (e)	5,560
	Mercedes-Benz Auto Receivables Trust,
1,123	Series 2010-1, Class A3, 1.420%, 08/15/14	1,126
3,486	Series 2012-1, Class A3, 0.470%, 10/17/16	3,485
1,055	Mid-State Trust, Series 6, Class A1, 7.340%, 07/01/35	1,141
681	Morgan Stanley ABS Capital I, Inc. Trust, Series 2003-SD1, Class M1, VAR, 2.452%, 03/25/33	431
867	MSCC Heloc Trust, Series 2007-1, Class A, VAR, 0.302%, 12/25/31	745

SEE NOTES TO FINANCIAL STATEMENTS.

234	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
3,673	Nationstar Agency Advance Funding Trust, Series 2013-T1A, Class AT1, 0.000%, 02/15/45 (e)	3,679
10,854	NCUA Guaranteed Notes Trust, Series 2010-A1, Class A, VAR, 0.549%, 12/07/20	10,886
	Nissan Auto Receivables Owner Trust,
1,594	Series 2010-A, Class A3, 0.870%, 07/15/14	1,596
1,500	Series 2010-A, Class A4, 1.310%, 09/15/16	1,511
4,978	Series 2012-A, Class A3, 0.730%, 05/16/16	5,002
1,798	Series 2012-A, Class A4, 1.000%, 07/16/18	1,817
3,196	PennyMac Loan Trust, Series 2012-NPL1, Class A, VAR, 3.422%, 05/28/52 (e) (i)	3,196
33	RASC Trust, Series 2001-KS1, Class AI6, 6.349%, 03/25/32	32
10	Residential Funding Mortgage Securities II Home Loan Trust, Series 2000-HI1, Class AI7, SUB, 8.290%, 02/25/25	10
	Resort Finance Timeshare Receivables Trust,
3,768	Series 2012-1, Class A1, SUB, 6.250%, 07/05/18 (i)	3,768
7,101	Series 2012-2, 5.750%, 09/05/18 (i)	7,101
	Santander Drive Auto Receivables Trust,
1,400	Series 2010-A, Class A3, 1.830%, 11/17/14 (e)	1,408
7,758	Series 2010-A, Class A4, 2.390%, 06/15/17 (e)	7,916
1,234	Series 2011-1, Class A3, 1.280%, 01/15/15	1,236
1,549	Series 2011-S2A, Class B, 2.060%, 06/15/17 (e)	1,557
5,070	Series 2011-S2A, Class C, 2.860%, 06/15/17 (e)	5,113
4,735	Series 2011-S2A, Class D, 3.350%, 06/15/17 (e)	4,765
3,583	Series 2012-1, Class A2, 1.250%, 04/15/15	3,594
4,469	Series 2012-2, Class A2, 0.910%, 05/15/15	4,480
18,652	Series 2012-2, Class A3, 1.220%, 12/15/15	18,785
1,668	Series 2012-3, Class A3, 1.080%, 04/15/16	1,678
2,025	Series 2012-5, Class A2, 0.570%, 12/15/15	2,027
2,400	Series 2012-5, Class A3, 0.830%, 12/15/16	2,410

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

4,178	Series 2012-6, Class A3, 0.620%, 07/15/16	4,182
4,625	Series 2012-AA, Class A3, 0.650%, 03/15/17 (e)	4,625
3,811	SNAAC Auto Receivables Trust, Series 2012-1A, Class A, 1.780%, 06/15/16 (e)	3,835
7,900	Springleaf Funding Trust, Series 2013-AA, Class A, 2.580%, 09/15/21 (e)	7,821
	Stanwich Mortgage Loan Co. LLC,
17,548	Series 2012-NPL4, Class A, 2.981%, 09/15/42 (e) (i)	17,592
20,467	Series 2012-NPL5, Class A, 2.981%, 10/18/42 (e) (i)	20,499
12,250	Stanwich Mortgage Loan Trust, Series 2013-NPL1, Class A, 2.981%, 02/16/43 (e) (i)	12,258
15,000	Station Place Securitization Trust, 0.000%, 02/25/15	15,000
4,308	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.472%, 06/25/35	4,288
	Toyota Auto Receivables Owner Trust,
1,322	Series 2010-C, Class A3, 0.770%, 04/15/14	1,323
8,300	Series 2011-A, Class A4, 1.560%, 05/15/15	8,400
4,576	Trafigura Securitisation Finance plc, (Ireland), Series 2012-1A, Class A, VAR, 2.601%, 10/15/15 (e)	4,666
4,410	United Auto Credit Securitization Trust, Series 2012-1, Class A2, 1.100%, 03/16/15 (e)	4,412
	USAA Auto Owner Trust,
864	Series 2009-2, Class A4, 2.530%, 07/15/15	866
2,817	Series 2012-1, Class A3, 0.430%, 08/15/16	2,815
4,675	Volkswagen Auto Lease Trust, Series 2012-A, Class A3, 0.870%, 07/20/15	4,699
17,369	Volkswagen Auto Loan Enhanced Trust, Series 2012-2, Class A3, 0.460%, 01/20/17	17,375
10,594	VOLT LLC, Series 2012-1A, Class A1, SUB, 4.949%, 04/25/17 (e) (i)	10,621
13,344	Westgate Resorts LLC, Series 2012-2A, Class A, 3.000%, 01/20/25 (e)	13,461
	World Omni Auto Receivables Trust,
8,284	Series 2010-A, Class A4, 2.210%, 05/15/15	8,354

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	235

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)		SECURITY DESCRIPTION	VALUE($)
Asset-Backed Securities — Continued
5,558		Series 2012-A, Class A3, 0.640%, 02/15/17	5,584
4,750		Series 2012-A, Class A4, 0.850%, 08/15/18	4,777
3,598		World Omni Automobile Lease Securitization Trust, Series 2012-A, Class A3, 0.930%, 11/16/15	3,622

		Total Asset-Backed Securities (Cost $981,793)	992,967

Collateralized Mortgage Obligations — 8.6%
		Agency CMO — 6.7%
		Federal Home Loan Mortgage Corp. - Government National Mortgage Association,
1,035		Series 31, Class Z, 8.000%, 04/25/24	1,193
145		Series 56, Class Z, 7.500%, 09/20/26	170
112		Federal Home Loan Mortgage Corp. Reference REMIC, Series R008, Class FK, VAR, 0.601%, 07/15/23	112
		Federal Home Loan Mortgage Corp. REMIC,
9		Series 2, Class Z, 9.300%, 03/15/19	10
5		Series 12, Class A, 9.250%, 11/15/19	6
13		Series 16, Class D, 10.000%, 10/15/19	15
23		Series 17, Class I, 9.900%, 10/15/19	27
39		Series 23, Class F, 9.600%, 04/15/20	43
15		Series 26, Class F, 9.500%, 02/15/20	18
3		Series 81, Class A, 8.125%, 11/15/20	3
17		Series 85, Class C, 8.600%, 01/15/21	19
12		Series 99, Class Z, 9.500%, 01/15/21	13
3		Series 159, Class H, 4.500%, 09/15/21	3
4		Series 189, Class D, 6.500%, 10/15/21	4
—	(h)	Series 1045, Class G, HB, 1,066.209%, 02/15/21	1
4		Series 1053, Class G, 7.000%, 03/15/21	4
9		Series 1056, Class KZ, 6.500%, 03/15/21	9
5		Series 1074, Class H, 8.500%, 05/15/21	5
15		Series 1082, Class C, 9.000%, 05/15/21	17
6		Series 1087, Class I, 8.500%, 06/15/21	7
20		Series 1125, Class Z, 8.250%, 08/15/21	23
19		Series 1142, Class IA, 7.000%, 10/15/21	21
2		Series 1169, Class G, 7.000%, 11/15/21	3
34		Series 1343, Class LA, 8.000%, 08/15/22	41
8		Series 1424, Class F, VAR, 1.621%, 11/15/22	8
175		Series 1480, Class LZ, 7.500%, 03/15/23	202
441		Series 1560, Class Z, 7.000%, 08/15/23	506
9		Series 1641, Class FA, VAR, 1.200%, 12/15/13	9

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
127	Series 1754, Class Z, 8.500%, 09/15/24	143
312	Series 1779, Class Z, 8.500%, 04/15/25	361
6	Series 1807, Class G, 9.000%, 10/15/20	6
764	Series 1888, Class Z, 7.000%, 08/15/26	886
701	Series 2358, Class PD, 6.000%, 09/15/16	743
893	Series 2363, Class PF, 6.000%, 09/15/16	945
427	Series 2390, Class CH, 5.500%, 12/15/16	451
1,005	Series 2418, Class MF, 6.000%, 02/15/22	1,099
195	Series 2425, Class JH, 6.000%, 03/15/17	209
755	Series 2453, Class BD, 6.000%, 05/15/17	807
486	Series 2458, Class OE, 6.000%, 06/15/17	518
333	Series 2496, Class BK, 5.500%, 09/15/17	355
260	Series 2503, Class TG, 5.500%, 09/15/17	278
281	Series 2508, Class AQ, 5.500%, 10/15/17	301
1,140	Series 2513, Class DB, 5.000%, 10/15/17	1,213
3,206	Series 2542, Class ES, 5.000%, 12/15/17	3,422
2,974	Series 2546, Class C, 5.000%, 12/15/17	3,173
414	Series 2561, Class UE, 5.500%, 06/15/22	417
69	Series 2575, Class KA, 5.000%, 11/15/17	70
4,406	Series 2600, Class MD, 5.500%, 06/15/32	4,542
1,514	Series 2635, Class MS, IF, IO, 7.549%, 02/15/18	102
4,657	Series 2638, Class JG, 5.000%, 02/15/33	4,967
6,633	Series 2638, Class MH, 5.000%, 04/15/32	6,788
801	Series 2641, Class KJ, 4.000%, 01/15/18	814
269	Series 2643, Class ME, 3.500%, 03/15/18	277
144	Series 2666, Class OC, 5.500%, 01/15/22	145
10,675	Series 2682, Class JG, 4.500%, 10/15/23	11,573
852	Series 2692, Class QD, 5.000%, 12/15/22	887
8,256	Series 2707, Class PE, 5.000%, 11/15/18	8,856
9,422	Series 2707, Class XE, 5.000%, 12/15/22	9,802
29,476	Series 2750, Class DE, 4.500%, 02/15/19	31,305
3,798	Series 2761, Class CB, 4.000%, 03/15/19	4,011
155	Series 2763, Class PD, 4.500%, 12/15/17	155
3,067	Series 2773, Class OB, 5.000%, 02/15/19	3,229
245	Series 2812, Class AB, 4.500%, 10/15/18	248
324	Series 2825, Class VP, 5.500%, 06/15/15	335
1,275	Series 2836, Class PX, 4.000%, 05/15/18	1,293
16,186	Series 2843, Class BC, 5.000%, 08/15/19	17,553
793	Series 2859, Class SA, IF, IO, 7.049%, 11/15/18	14
4,573	Series 2864, Class NB, 5.500%, 07/15/33	5,079
683	Series 2875, Class HA, 4.000%, 11/15/18	693
401	Series 2924, Class DA, 4.500%, 02/15/19	407
76	Series 2927, Class YN, 4.500%, 10/15/32	77

SEE NOTES TO FINANCIAL STATEMENTS.

236	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
79	Series 2962, Class WJ, 5.500%, 06/15/24	79
7,229	Series 2988, Class TY, 5.500%, 06/15/25	8,027
10,441	Series 2989, Class MU, IF, IO, 6.799%, 07/15/34	1,869
14,148	Series 2989, Class TG, 5.000%, 06/15/25	15,491
1,012	Series 2995, Class FT, VAR, 0.451%, 05/15/29	1,010
146	Series 3001, Class YN, 4.500%, 06/15/33	149
2,104	Series 3002, Class BN, 5.000%, 07/15/35	2,357
7,375	Series 3005, Class ED, 5.000%, 07/15/25	8,210
346	Series 3005, Class PV, IF, 12.412%, 10/15/33	407
159	Series 3047, Class OB, 5.500%, 12/15/33	164
4,523	Series 3305, Class IW, IF, IO, 6.249%, 04/15/37	801
39	Series 3363, Class A, 5.000%, 07/15/16	39
33,371	Series 3420, Class EI, IO, SUB, 1.120%, 08/15/37	1,611
6,910	Series 3429, Class S, IF, IO, 6.619%, 03/15/38	997
3,320	Series 3546, Class A, VAR, 2.928%, 02/15/39	3,519
10,588	Series 3562, Class KA, 4.000%, 11/15/22	10,825
2,129	Series 3564, Class JA, 4.000%, 01/15/18	2,242
5,505	Series 3572, Class JS, IF, IO, 6.599%, 09/15/39	886
12,811	Series 3609, Class SA, IF, IO, 6.139%, 12/15/39	3,084
15,021	Series 3657, Class NK, 4.000%, 08/15/27	15,388
43,404	Series 3747, Class HI, IO, 4.500%, 07/15/37	2,950
10,477	Series 3784, Class S, IF, IO, 6.399%, 07/15/23	1,244
18,207	Series 3855, Class AM, 6.500%, 11/15/36	20,872
24,629	Series 4141, Class BI, IO, 2.500%, 12/15/27	2,782
23	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-20, Class A6, SUB, 7.229%, 09/25/29	24
	Federal National Mortgage Association - ACES,
9,258	Series 2011-M2, Class A1, 2.019%, 07/25/21	9,536
30,315	Series 2012-M8, Class A1, 1.166%, 12/25/19	30,752
2	Federal National Mortgage Association REMIC Trust, Series 1995-W3, Class A, 9.000%, 04/25/25	2

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
	Federal National Mortgage Association REMIC,
10	Series 1988-7, Class Z, 9.250%, 04/25/18	11
13	Series 1988-13, Class C, 9.300%, 05/25/18	15
10	Series 1988-15, Class A, 9.000%, 06/25/18	11
10	Series 1988-16, Class B, 9.500%, 06/25/18	11
8	Series 1989-2, Class D, 8.800%, 01/25/19	9
27	Series 1989-27, Class Y, 6.900%, 06/25/19	29
7	Series 1989-54, Class E, 8.400%, 08/25/19	8
7	Series 1989-66, Class J, 7.000%, 09/25/19	8
5	Series 1989-70, Class G, 8.000%, 10/25/19	5
89	Series 1989-72, Class E, 9.350%, 10/25/19	102
11	Series 1989-89, Class H, 9.000%, 11/25/19	12
4	Series 1989-96, Class H, 9.000%, 12/25/19	5
8	Series 1990-7, Class B, 8.500%, 01/25/20	9
6	Series 1990-12, Class G, 4.500%, 02/25/20	6
90	Series 1990-19, Class G, 9.750%, 02/25/20	100
27	Series 1990-58, Class J, 7.000%, 05/25/20	30
26	Series 1990-61, Class H, 7.000%, 06/25/20	29
13	Series 1990-106, Class J, 8.500%, 09/25/20	15
6	Series 1990-109, Class J, 7.000%, 09/25/20	7
15	Series 1990-111, Class Z, 8.750%, 09/25/20	16
7	Series 1990-117, Class E, 8.950%, 10/25/20	8
9	Series 1990-123, Class G, 7.000%, 10/25/20	10
8	Series 1990-132, Class Z, 7.000%, 11/25/20	10
214	Series 1990-137, Class X, 9.000%, 12/25/20	247
3	Series 1991-53, Class J, 7.000%, 05/25/21	3

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	237

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
15	Series 1991-130, Class C, 9.000%, 09/25/21	17
2	Series 1992-96, Class B, PO, 05/25/22	1
1,634	Series 1992-131, Class KB, 8.000%, 08/25/22	1,881
1,457	Series 1992-185, Class L, 8.000%, 10/25/22	1,719
5	Series 1993-165, Class SN, IF, 11.471%, 09/25/23	6
39	Series 1993-235, Class G, PO, 09/25/23	37
2,814	Series 1994-15, Class ZK, 5.500%, 02/25/24	3,117
4,970	Series 1994-43, Class PK, 6.350%, 02/25/24	5,440
4,142	Series 1999-6, Class PB, 6.000%, 03/25/19	4,500
16,365	Series 2001-81, Class HE, 6.500%, 01/25/32	18,535
837	Series 2002-2, Class MG, 6.000%, 02/25/17	891
417	Series 2002-3, Class OG, 6.000%, 02/25/17	442
787	Series 2002-28, Class LD, 6.000%, 05/25/17	835
429	Series 2002-58, Class HC, 5.500%, 09/25/17	452
880	Series 2002-59, Class UC, 5.500%, 09/25/17	937
258	Series 2002-63, Class KC, 5.000%, 10/25/17	275
15,866	Series 2002-64, Class PG, 5.500%, 10/25/32	17,704
1,134	Series 2003-5, Class SE, IF, IO, 7.448%, 08/25/22	29
1,276	Series 2003-16, Class LJ, 5.000%, 03/25/18	1,364
1,233	Series 2003-23, Class PG, 5.500%, 01/25/32	1,236
11,548	Series 2003-24, Class PD, 5.000%, 04/25/18	12,349
1,352	Series 2003-42, Class CI, IO, 6.500%, 05/25/33	302
1,921	Series 2003-49, Class IO, IO, 6.500%, 06/25/33	358
2,786	Series 2003-57, Class IB, IO, 5.000%, 06/25/18	227
1,419	Series 2003-69, Class GI, IO, 5.000%, 12/25/31	17

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
2,657	Series 2003-89, Class DC, 5.000%, 12/25/32	2,760
1,868	Series 2003-92, Class HP, 4.500%, 09/25/18	2,000
2,566	Series 2003-129, Class ME, 5.000%, 08/25/23	2,721
5,838	Series 2004-53, Class P, 5.500%, 07/25/33	6,093
4,506	Series 2004-60, Class PA, 5.500%, 04/25/34	4,830
1,231	Series 2004-65, Class EJ, 5.000%, 05/25/23	1,244
948	Series 2004-72, Class F, VAR, 0.702%, 09/25/34	958
206	Series 2004-101, Class AR, 5.500%, 01/25/35	232
9,797	Series 2005-19, Class PA, 5.500%, 07/25/34	10,971
73	Series 2005-27, Class TH, 5.500%, 07/25/31	73
2,484	Series 2005-29, Class QD, 5.000%, 08/25/33	2,552
3,361	Series 2005-38, Class FK, VAR, 0.502%, 05/25/35	3,370
282	Series 2005-84, Class MB, 5.750%, 10/25/35	318
34,095	Series 2005-87, Class PE, 5.000%, 12/25/33	35,222
14,018	Series 2005-100, Class GC, 5.000%, 12/25/34	14,397
11,072	Series 2006-4, Class PB, 6.000%, 09/25/35	12,585
968	Series 2006-22, Class DV, 5.500%, 03/25/17	970
244	Series 2006-39, Class WB, 5.500%, 10/25/30	245
2,135	Series 2006-58, Class ST, IF, IO, 6.948%, 07/25/36	499
615	Series 2007-16, Class FC, VAR, 0.952%, 03/25/37	616
1,260	Series 2007-22, Class SC, IF, IO, 5.878%, 03/25/37	154
11,383	Series 2007-33, Class MS, IF, IO, 6.388%, 04/25/37	1,915
2,338	Series 2007-54, Class FA, VAR, 0.602%, 06/25/37	2,351
1,026	Series 2007-76, Class DB, 6.000%, 05/25/33	1,046

SEE NOTES TO FINANCIAL STATEMENTS.

238	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
11,897	Series 2007-85, Class SH, IF, IO, 6.298%, 09/25/37	1,861
7,755	Series 2007-95, Class A1, VAR, 0.452%, 08/27/36	7,708
2,146	Series 2007-106, Class A7, VAR, 5.984%, 10/25/37	2,404
2,577	Series 2008-18, Class SE, IF, IO, 6.068%, 03/25/38	315
833	Series 2008-72, Class IO, IO, 5.000%, 08/25/28	97
1,844	Series 2008-77, Class VA, 6.000%, 07/25/19	1,969
5,648	Series 2008-81, Class KA, 5.000%, 10/25/22	5,844
5,203	Series 2008-93, Class AM, 5.500%, 06/25/37	5,609
13,437	Series 2008-95, Class AI, IO, 5.000%, 12/25/23	981
9,852	Series 2009-15, Class AC, 5.500%, 03/25/29	10,943
5,176	Series 2009-29, Class LA, VAR, 3.165%, 05/25/39	4,957
5,222	Series 2009-62, Class HJ, 6.000%, 05/25/39	5,722
27,073	Series 2009-70, Class IN, IO, 4.500%, 08/25/19	2,121
7,795	Series 2009-108, Class VN, 5.000%, 09/25/39	8,212
38,132	Series 2009-112, Class SW, IF, IO, 6.048%, 01/25/40	4,495
7,565	Series 2010-19, Class VA, 5.000%, 02/25/21	7,889
6,589	Series 2010-28, Class NK, 5.000%, 10/25/38	6,856
4,439	Series 2010-58, Class MA, 5.500%, 12/25/38	4,708
8,748	Series 2010-60, Class IO, IO, 4.000%, 06/25/20	650
11,758	Series 2010-64, Class DM, 5.000%, 06/25/40	13,100
5,634	Series 2010-64, Class EH, 5.000%, 10/25/35	5,842
16,060	Series 2010-111, Class AE, 5.500%, 04/25/38	17,575
42,097	Series 2010-126, Class LI, IO, 4.000%, 11/25/40	4,330
7,533	Series 2011-36, Class PA, 4.000%, 02/25/39	7,663
26,498	Series 2011-42, Class DE, 3.250%, 11/25/28	27,255

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
58,346	Series 2012-46, Class KI, IO, 3.500%, 05/25/27	8,561
12	Series G-11, Class Z, 8.500%, 05/25/21	13
4	Series G-22, Class ZT, 8.000%, 12/25/16	4
695	Series G92-19, Class M, 8.500%, 04/25/22	814
23	Series G92-35, Class E, 7.500%, 07/25/22	26
729	Series G92-35, Class EA, 8.000%, 07/25/22	818
10	Series G92-40, Class ZC, 7.000%, 07/25/22	11
75	Series G92-44, Class ZQ, 8.000%, 07/25/22	83
24	Series G92-54, Class ZQ, 7.500%, 09/25/22	27
3,800	Series G92-64, Class J, 8.000%, 11/25/22	4,519
1,518	Series G92-66, Class K, 8.000%, 12/25/22	1,739
1,408	Series G94-6, Class PJ, 8.000%, 05/17/24	1,643
	Federal National Mortgage Association STRIPS,
40	Series 108, Class 1, PO, 03/25/20	39
2	Series 268, Class 2, IO, 9.000%, 02/01/23	—	(h)
1,206	Series 334, Class 13, IO, VAR, 6.000%, 03/01/33	240
1,147	Series 334, Class 17, IO, VAR, 6.500%, 02/01/33	247
1,117	Series 334, Class 24, IO, VAR, 5.000%, 02/01/18	85
2,491	Series 334, Class 9, IO, 6.000%, 03/01/33	511
6,593	Series 343, Class 21, IO, 4.000%, 09/01/18	493
2,271	Series 345, Class 22, IO, VAR, 4.500%, 05/01/20	178
1,341	Series 351, Class 28, IO, VAR, 5.000%, 04/01/19	121
975	Series 356, Class 16, IO, VAR, 5.500%, 06/01/35	138
992	Series 359, Class 16, IO, VAR, 5.500%, 10/01/35	134
1,203	Series 369, Class 19, IO, VAR, 6.000%, 10/01/36	165
734	Series 369, Class 26, IO, VAR, 6.500%, 10/01/36	121
3,009	Series 386, Class 20, IO, VAR, 6.500%, 08/25/38	486
4,928	Series 394, Class C3, IO, 6.500%, 09/25/38	813
10,728	Federal National Mortgage Association Whole Loan, Series 2007-W1, Class 1AF1, VAR, 0.462%, 11/25/46	10,666

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	239

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
	Government National Mortgage Association,
12,800	Series 2004-32, Class VH, 5.000%, 04/20/22	13,229
1,406	Series 2004-39, Class IN, IO, 5.500%, 06/20/33	204
20,803	Series 2006-23, Class S, IF, IO, 6.299%, 01/20/36	2,573
36,210	Series 2006-26, Class S, IF, IO, 6.299%, 06/20/36	5,880
21,655	Series 2007-16, Class KU, IF, IO, 6.449%, 04/20/37	3,514
6,712	Series 2008-75, Class SP, IF, IO, 7.269%, 08/20/38	1,242
9,258	Series 2009-14, Class KS, IF, IO, 6.099%, 03/20/39	1,392
2,595	Series 2009-14, Class NI, IO, 6.500%, 03/20/39	438
22,331	Series 2009-14, Class SA, IF, IO, 5.879%, 03/20/39	4,052
5,000	Series 2009-45, Class PB, 4.500%, 07/16/33	5,213
9,600	Series 2009-61, Class PD, 5.000%, 03/16/38	10,574
25,633	Series 2009-106, Class XL, IF, IO, 6.549%, 06/20/37	3,849
2,447	Series 2010-14, Class QP, 6.000%, 12/20/39	2,668
17,106	Series 2011-48, Class QA, 5.000%, 08/16/39	18,353
27,329	Series 2012-84, Class AB, 5.000%, 07/16/33	28,875
26,163	Series 2012-96, Class WP, 6.500%, 08/16/42	30,427
	NCUA Guaranteed Notes Trust,
23,013	Series 2010-C1, Class A1, 1.600%, 10/29/20	23,461
16,537	Series 2010-R3, Class 1A, VAR, 0.758%, 12/08/20	16,635
8,059	Series 2010-R3, Class 3A, 2.400%, 12/08/20	8,362
12	Vendee Mortgage Trust, Series 1994-3C, Class 3, 9.784%, 03/15/21	14

		830,623

	Non-Agency CMO — 1.9%
844	ABN Amro Mortgage Corp., Series 2003-9, Class A1, 4.500%, 08/25/18	860
140	Alternative Loan Trust, Series 2003-J3, Class 2A1, 6.250%, 12/25/33	149

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
5,038	American General Mortgage Loan Trust, Series 2009-1, Class A4, VAR, 5.750%, 09/25/48 (e)	5,045
	Banc of America Mortgage Trust,
3,036	Series 2004-4, Class 4A1, 4.750%, 05/25/19	3,128
4,365	Series 2004-5, Class 4A1, 4.750%, 06/25/19	4,535
6,204	Series 2005-1, Class 2A1, 5.000%, 02/25/20	6,559
	BCAP LLC Trust,
4,265	Series 2009-RR13, Class 5A1, VAR, 5.750%, 01/26/36 (e)	4,410
2,225	Series 2010-RR10, Class 3A5, VAR, 4.500%, 11/27/35 (e)	2,261
2,159	Series 2010-RR10, Class 4A5, VAR, 1.704%, 09/27/37 (e)	2,156
2,687	Series 2010-RR4, Class 5A7, VAR, 0.522%, 05/26/37 (e)	2,634
1,589	Series 2010-RR6, Class 23A7, VAR, 0.412%, 06/26/37 (e)	1,566
4,960	Series 2010-RR6, Class 8A6, VAR, 5.500%, 08/26/36 (e)	5,260
11,151	Series 2010-RR9, Class 1A3, VAR, 3.023%, 08/28/37 (e)	11,427
5,453	Series 2011-RR2, Class 3A3, VAR, 2.973%, 11/21/35 (e)	5,469
259	Bear Stearns ARM Trust, Series 2003-7, Class 3A, VAR, 2.730%, 10/25/33	261
876	Chase Mortgage Finance Trust, Series 2003-S13, Class A2, 5.000%, 11/25/33	924
	CHL Mortgage Pass-Through Trust,
1,957	Series 2003-J15, Class 3A1, 5.000%, 01/25/19	2,025
599	Series 2004-8, Class 2A1, 4.500%, 06/25/19	619
1,393	Citicorp Mortgage Securities Trust, Series 2006-1, Class 2A1, 5.000%, 02/25/21	1,458
	Citigroup Mortgage Loan Trust,
6,384	Series 2008-AR4, Class 1A1A, VAR, 2.948%, 11/25/38 (e)	6,474
14,289	Series 2010-8, Class 6A6, 4.500%, 12/25/36 (e)	15,125
	Citigroup Mortgage Loan Trust, Inc.,
987	Series 2003-UP3, Class A1, 7.000%, 09/25/33	1,022

SEE NOTES TO FINANCIAL STATEMENTS.

240	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,643	Series 2004-UST1, Class A6, VAR, 5.070%, 08/25/34	2,671
	Credit Suisse First Boston Mortgage Securities Corp.,
583	Series 2003-17, Class 2A6, 3.500%, 07/25/18	586
1,991	Series 2003-23, Class 8A1, 5.000%, 09/25/18	2,040
2,434	Series 2004-8, Class 6A1, 4.500%, 12/25/19	2,521
	CSMC,
3,983	Series 2010-1R, Class 9A1, VAR, 3.245%, 06/27/37 (e)	4,054
4,352	Series 2011-7R, Class A1, VAR, 1.453%, 08/28/47 (e)	4,322
922	CSMC Mortgage-Backed Trust, Series 2007-5, Class 5A5, VAR, 5.323%, 12/25/14	919
	First Horizon Mortgage Pass-Through Trust,
2,880	Series 2003-8, Class 2A1, 4.500%, 09/25/18	2,964
2,322	Series 2004-7, Class 2A1, 4.750%, 12/25/19	2,344
5,042	GMACM Mortgage Loan Trust, Series 2003-AR1, Class A4, VAR, 3.392%, 10/19/33	5,180
2,832	Impac Secured Assets CMN Owner Trust, Series 2004-4, Class 2A2, VAR, 0.562%, 02/25/35	2,685
	JP Morgan Mortgage Trust,
5,470	Series 2004-S2, Class 5A1, 5.500%, 12/25/19	5,556
6,642	Series 2006-A2, Class 4A1, VAR, 3.011%, 08/25/34	6,735
7	Kidder Peabody Mortgage Assets Trust, Series A, Class A1, 6.500%, 02/22/17	8
168	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A6, VAR, 2.629%, 11/21/34	168
	MASTR Alternative Loan Trust,
207	Series 2004-8, Class 6A1, 5.500%, 09/25/19	218
3,204	Series 2004-8, Class 7A1, 5.000%, 09/25/19	3,302
	MASTR Asset Securitization Trust,
734	Series 2002-7, Class 1A1, 5.500%, 11/25/17	761
1,951	Series 2003-2, Class 1A1, 5.000%, 03/25/18	2,012

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Non-Agency CMO — Continued
1,025	Series 2003-11, Class 10A1, 5.000%, 12/25/18	1,061
2,420	Series 2004-6, Class 6A1, 4.500%, 07/25/19	2,455
4	ML Trust XLIV, Series 44, Class G, 9.000%, 08/20/20	4
295	Morgan Stanley Mortgage Loan Trust, Series 2004-1, Class 1A3, 5.000%, 11/25/18	303
	Nomura Asset Acceptance Corp. Alternative Loan Trust,
1,321	Series 2005-AR1, Class 1A1, VAR, 2.828%, 02/25/35	1,306
451	Series 2005-AR2, Class 3A1, VAR, 0.452%, 05/25/35	445
2,295	Series 2005-AR6, Class 4A1, VAR, 0.462%, 12/25/35	1,170
3	PaineWebber CMO Trust, Series L, Class 4, 8.950%, 07/01/18	3
3,883	Prime Mortgage Trust, Series 2005-2, Class 1A1, 4.750%, 07/25/20	3,928
	RALI Trust,
11	Series 2003-QR24, Class A7, 4.000%, 07/25/33	11
1,569	Series 2003-QS1, Class A6, 4.250%, 01/25/33	1,587
122	RAMP Trust, Series 2004-SL1, Class A5, 6.000%, 11/25/31	125
6,152	RMS Mortgage Asset Trust, Series 2012-1, Class A1, VAR, 4.703%, 10/25/56 (e)	6,313
	Springleaf Mortgage Loan Trust,
8,202	Series 2012-2A, Class A, VAR, 2.220%, 10/25/57 (e)	8,299
4,753	Series 2012-3A, Class A, VAR, 1.570%, 12/25/59 (e)	4,777
1,574	Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2003-8, Class 1A2, 5.000%, 04/25/18	1,605
5,194	Vericrest Opportunity Loan Transferee, Series 2012-NL2A, Class A1, 2.487%, 02/26/52 (e) (i)	5,209
4,735	WaMu Mortgage Pass-Through Certificates, Series 2003-S10, Class A4, 4.500%, 10/25/18	4,877
10,138	Wells Fargo Mortgage Loan Trust, Series 2012-RR1, Class A1, VAR, 2.847%, 08/27/37 (e)	10,292
	Wells Fargo Mortgage-Backed Securities Trust,
2,909	Series 2003-10, Class A1, 4.500%, 09/25/18	2,994

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	241

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
2,470	Series 2003-12, Class A1, 4.750%, 11/25/18	2,554
2,845	Series 2003-12, Class A2, 4.500%, 11/25/18	2,929
259	Series 2003-12, Class A3, 5.000%, 11/25/18	268
2,183	Series 2003-15, Class 1A1, 4.750%, 12/25/18	2,248
3,050	Series 2003-16, Class 2A1, 4.500%, 12/25/18	3,128
2,250	Series 2003-K, Class 1A1, VAR, 4.430%, 11/25/33	2,304
36	Series 2003-K, Class 1A2, VAR, 4.430%, 11/25/33	37
5,529	Series 2003-M, Class A1, VAR, 4.683%, 12/25/33	5,702
2,189	Series 2004-7, Class 2A1, 4.500%, 07/25/19	2,241
1,984	Series 2004-EE, Class 2A2, VAR, 2.626%, 12/25/34	2,047
2,574	Series 2004-EE, Class 3A2, VAR, 3.048%, 12/25/34	2,678
3,779	Series 2004-O, Class A1, VAR, 4.931%, 08/25/34	3,904
4,561	Series 2005-1, Class 1A1, 4.750%, 01/25/20	4,797
3,906	Series 2005-13, Class A1, 5.000%, 11/25/20	4,013

		228,027

	Total Collateralized Mortgage Obligations (Cost $1,045,682)	1,058,650

Commercial Mortgage-Backed Securities — 5.4%
8,019	A10 Securitization LLC, Series 2012-1, Class A, 3.492%, 04/15/24 (e)	8,143
	Banc of America Commercial Mortgage Trust,
15,894	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	17,948
10,555	Series 2006-4, Class AM, 5.675%, 07/10/46	11,932
12,666	Series 2006-5, Class A4, 5.414%, 09/10/47	14,258
	Banc of America Merrill Lynch Commercial Mortgage, Inc.,
6,500	Series 2004-3, Class D, VAR, 5.606%, 06/10/39	6,931
4,355	Series 2005-6, Class B, VAR, 5.187%, 09/10/47	4,722

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Bear Stearns Commercial Mortgage Securities Trust,
27,422	Series 2004-PWR4, Class A3, VAR, 5.468%, 06/11/41	28,599
2,825	Series 2005-PWR8, Class A4, 4.674%, 06/11/41	3,028
10,000	CD Commercial Mortgage Trust, Series 2005-CD1, Class AJ, VAR, 5.219%, 07/15/44	10,743
	COBALT CMBS Commercial Mortgage Trust,
12,605	Series 2006-C1, Class A4, 5.223%, 08/15/48	14,086
10,000	Series 2006-C1, Class AM, 5.254%, 08/15/48	10,729
15,000	COMM Mortgage Trust, Series 2005-LP5, Class B, VAR, 5.105%, 05/10/43	15,982
615	Commercial Mortgage Acceptance Corp., Series 1998-C2, Class F, 5.440%, 09/15/30 (e)	620
	Commercial Mortgage Asset Trust,
264	Series 1999-C1, Class A4, VAR, 6.975%, 01/17/32	266
6,000	Series 1999-C1, Class D, VAR, 7.350%, 01/17/32	6,191
15,315	Commercial Mortgage Pass-Through Certificates, Series 2006-C2, Class A3, VAR, 5.686%, 03/15/39	17,086
17,785	Commercial Mortgage Trust, Series 2006-GG7, Class A4, VAR, 5.862%, 07/10/38	20,124
	Credit Suisse First Boston Mortgage Securities Corp.,
7,000	Series 2003-C4, Class D, VAR, 5.353%, 08/15/36	7,111
8,000	Series 2004-C1, Class D, VAR, 4.956%, 01/15/37 (e)	8,065
	DBRR Trust,
5,595	Series 2012-EZ1, Class A, 0.946%, 09/25/45 (e)	5,613
29,463	Series 2013-EZ2, Class A, VAR, 0.853%, 02/25/43 (e)	29,463
14,490	Defeased Loan Trust, Series 2010-1, Class A, 2.360%, 01/13/14 (e)	14,490
2,937	DLJ Commercial Mortgage Pass-Through Certificates, Series 1999-CG1, Class B5, 5.750%, 03/10/32 (e)	3,017
4,408	First Union-Lehman Brothers-Bank of America Commercial Mortgage Pass-Through Certificates, Series 1998-C2, Class G, VAR, 7.000%, 11/18/35 (e)	4,618
16,968	Fontainebleau Miami Beach Trust, Series 2012-FBLU, Class A, 2.887%, 05/05/27 (e)	17,379

SEE NOTES TO FINANCIAL STATEMENTS.

242	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Commercial Mortgage-Backed Securities — Continued
27,750	GS Mortgage Securities Corp. II Commercial Mortgage Pass-Through Certificates, Series 2004-GG2, Class A6, VAR, 5.396%, 08/10/38	29,075
14,770	GS Mortgage Securities Trust, Series 2006-GG8, Class AM, 5.591%, 11/10/39	16,689
1,341	JP Morgan Chase Commercial Mortgage, Series 2004-LN2, Class A1, 4.475%, 07/15/41	1,343
	JP Morgan Chase Commercial Mortgage Securities Corp.,
17,900	Series 2004-C2, Class A3, VAR, 5.213%, 05/15/41	18,599
4,840	Series 2005-LDP5, Class B, VAR, 5.351%, 12/15/44	5,171
	JP Morgan Chase Commercial Mortgage Securities Trust,
7,455	Series 2006-CB17, Class A4, 5.429%, 12/12/43	8,363
10,655	Series 2006-LDP7, Class A4, VAR, 5.868%, 04/15/45	12,096
6,890	Series 2006-LDP9, Class AM, 5.372%, 05/15/47	7,416
3,000	Series 2006-LDP9, Class AMS, 5.337%, 05/15/47	3,105
17,461	Series 2010-C1, Class A1, 3.853%, 06/15/43 (e)	18,487
	LB-UBS Commercial Mortgage Trust,
15,372	Series 2004-C2, Class A4, 4.367%, 03/15/36	15,817
5,000	Series 2004-C2, Class E, 4.487%, 03/15/36	5,086
11,215	Series 2005-C2, Class A5, VAR, 5.150%, 04/15/30	12,147
2,930	Series 2006-C3, Class AM, VAR, 5.712%, 03/15/39	3,278
14,100	Series 2007-C2, Class A3, 5.430%, 02/15/40	15,932
5,000	Series 2007-C6, Class A4, VAR, 5.858%, 07/15/40	5,791
5,000	Series 2007-C7, Class A3, VAR, 5.866%, 09/15/45	5,772
4,900	Merrill Lynch Mortgage Trust, Series 2006-C1, Class AM, VAR, 5.683%, 05/12/39	5,478
	Morgan Stanley Capital I Trust,
10,000	Series 2006-IQ12, Class AM, 5.370%, 12/15/43	11,093
8,887	Series 2006-IQ12, Class AMFX, 5.370%, 12/15/43	10,056

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Morgan Stanley Re-REMIC Trust,
1,167	Series 2010-C30A, Class A3A, 3.250%, 12/17/43 (e)	1,165
9,955	Series 2010-HQ4B, Class A7A, 4.970%, 04/16/40 (e)	10,299
8,624	Series 2011-IO, Class A, 2.500%, 03/23/51 (e)	8,700
20,093	Series 2012-IO, Class AXA, 1.000%, 03/29/51	19,867
14,345	Series 2012-XA, Class A, 2.000%, 07/27/49 (e)	14,524
6,622	NorthStar Mortgage Trust, Series 2012-1, Class A, VAR, 1.402%, 08/25/29 (e)	6,615
	TIAA CMBS I Trust,
8,964	Series 2001-C1A, Class H, 5.770%, 06/19/33 (e)	9,222
14,650	Series 2001-C1A, Class J, 5.770%, 06/19/33 (e)	15,129
16,177	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 5.540%, 08/15/39	17,011
	Wachovia Bank Commercial Mortgage Trust,
8,388	Series 2004-C11, Class A5, VAR, 5.215%, 01/15/41	8,748
15,411	Series 2005-C22, Class A4, VAR, 5.297%, 12/15/44	16,982
20,957	Series 2005-C22, Class AM, VAR, 5.347%, 12/15/44	23,123
15,032	Wells Fargo Resecuritization Trust, Series 2012-IO, Class A, 1.750%, 08/20/21 (e)	15,125
10,435	WFRBS Commercial Mortgage Trust, Series 2011-C3, Class A1, 1.988%, 03/15/44 (e)	10,645

	Total Commercial Mortgage-Backed Securities (Cost $669,427)	669,093

Corporate Bonds — 18.5%
	Consumer Discretionary — 1.0%
	Auto Components — 0.1%
	Johnson Controls, Inc.,
2,639	1.750%, 03/01/14	2,669
1,500	2.600%, 12/01/16	1,566
4,435	4.875%, 09/15/13	4,538

		8,773

	Automobiles — 0.2%
	Daimler Finance North America LLC,
1,088	1.300%, 07/31/15 (e)	1,094
3,365	1.650%, 04/10/15 (e)	3,404
3,350	2.300%, 01/09/15 (e)	3,424
10,009	6.500%, 11/15/13	10,408

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	243

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Automobiles — Continued
3,980	Nissan Motor Acceptance Corp., 4.500%, 01/30/15 (e)	4,241
	Volkswagen International Finance N.V., (Netherlands),
993	1.625%, 08/12/13 (e)	998
3,450	1.625%, 03/22/15 (e)	3,495
2,363	2.375%, 03/22/17 (e)	2,443

		29,507

	Media — 0.6%
1,500	CBS Corp., 1.950%, 07/01/17	1,525
310	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13	311
	Comcast Corp.,
675	4.950%, 06/15/16	762
1,935	5.300%, 01/15/14	2,016
1,465	5.850%, 11/15/15	1,658
1,370	5.900%, 03/15/16	1,569
416	6.500%, 01/15/17	499
	COX Communications, Inc.,
1,988	5.450%, 12/15/14	2,157
505	5.500%, 10/01/15	565
1,190	5.875%, 12/01/16 (e)	1,387
	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.,
1,025	1.750%, 01/15/18	1,008
405	2.400%, 03/15/17	414
2,832	3.125%, 02/15/16	2,968
5,865	3.500%, 03/01/16	6,207
	NBCUniversal Media LLC,
710	2.100%, 04/01/14	721
8,640	2.875%, 04/01/16	9,116
	News America, Inc.,
360	5.300%, 12/15/14	389
1,495	7.600%, 10/11/15	1,739
5,424	TCI Communications, Inc., 8.750%, 08/01/15	6,435
2,935	Thomson Reuters Corp., (Canada), 5.700%, 10/01/14	3,158
	Time Warner Cable, Inc.,
6,785	5.850%, 05/01/17	7,892
4,421	8.250%, 02/14/14	4,728
	Time Warner, Inc.,
1,336	3.150%, 07/15/15	1,408
1,530	5.875%, 11/15/16	1,784

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
	Viacom, Inc.,
1,550	1.250%, 02/27/15	1,563
1,800	2.500%, 12/15/16	1,881
2,900	4.375%, 09/15/14	3,060
	Walt Disney Co. (The),
2,910	0.875%, 12/01/14	2,938
1,022	1.100%, 12/01/17	1,021

		70,879

	Multiline Retail — 0.0% (g)
	Macy’s Retail Holdings, Inc.,
385	5.750%, 07/15/14	410
851	5.900%, 12/01/16	994
1,485	7.450%, 07/15/17	1,832
1,090	7.875%, 07/15/15	1,263

		4,499

	Specialty Retail — 0.1%
485	AutoZone, Inc., 5.750%, 01/15/15	528
2,555	Home Depot, Inc. (The), 5.250%, 12/16/13	2,653
2,868	Lowe’s Cos., Inc., 1.625%, 04/15/17	2,932

		6,113

	Total Consumer Discretionary	119,771

	Consumer Staples — 1.0%
	Beverages — 0.5%
4,997	Anheuser-Busch Cos. LLC, 5.050%, 10/15/16	5,692
	Anheuser-Busch InBev Finance, Inc.,
3,335	0.800%, 01/15/16	3,337
1,550	1.250%, 01/17/18	1,549
	Anheuser-Busch InBev Worldwide, Inc.,
520	0.800%, 07/15/15	521
1,420	1.500%, 07/14/14	1,438
450	2.500%, 03/26/13	451
1,371	5.375%, 11/15/14 (e)	1,479
1,000	Beam, Inc., 1.875%, 05/15/17	1,019
	Coca-Cola Co. (The),
1,385	1.500%, 11/15/15	1,420
1,773	1.800%, 09/01/16	1,836
5,050	3.625%, 03/15/14	5,215
461	Diageo Capital plc, (United Kingdom), 1.500%, 05/11/17	467
	Diageo Finance B.V., (Netherlands),
1,792	3.250%, 01/15/15	1,879
5,035	5.500%, 04/01/13	5,057

SEE NOTES TO FINANCIAL STATEMENTS.

244	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Beverages — Continued
1,365	Dr Pepper Snapple Group, Inc., 2.900%, 01/15/16	1,442
3,130	Heineken N.V., (Netherlands), 1.400%, 10/01/17 (e)	3,120
	PepsiCo, Inc.,
2,250	0.700%, 02/26/16	2,251
1,300	0.800%, 08/25/14	1,308
3,300	1.250%, 08/13/17	3,311
2,975	3.750%, 03/01/14	3,072
	SABMiller Holdings, Inc.,
2,590	1.850%, 01/15/15 (e)	2,635
230	2.450%, 01/15/17 (e)	240
	SABMiller plc, (United Kingdom),
5,325	5.500%, 08/15/13 (e)	5,443
1,000	5.700%, 01/15/14 (e)	1,044
3,069	6.500%, 07/01/16 (e)	3,572

		58,798

	Food & Staples Retailing — 0.2%
2,080	CVS Caremark Corp., 3.250%, 05/18/15	2,196
	Kroger Co. (The),
2,835	2.200%, 01/15/17	2,925
890	3.900%, 10/01/15	957
1,200	4.950%, 01/15/15	1,286
5,705	7.500%, 01/15/14	6,038
3,055	Walgreen Co., 1.800%, 09/15/17	3,099
	Wal-Mart Stores, Inc.,
1,900	2.250%, 07/08/15	1,980
695	4.550%, 05/01/13	699

		19,180

	Food Products — 0.3%
	Bunge Ltd. Finance Corp.,
2,155	4.100%, 03/15/16	2,308
500	5.100%, 07/15/15	544
340	5.350%, 04/15/14	356
4,570	5.875%, 05/15/13	4,610
1,835	Cadbury Schweppes US Finance LLC, 5.125%, 10/01/13 (e)	1,877
	Cargill, Inc.,
1,555	1.900%, 03/01/17 (e)	1,582
1,215	4.375%, 06/01/13 (e)	1,226
1,385	5.000%, 11/15/13 (e)	1,426
	ConAgra Foods, Inc.,
400	1.300%, 01/25/16	403
1,529	1.350%, 09/10/15	1,541

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
	General Mills, Inc.,
185	1.550%, 05/16/14	187
3,105	5.250%, 08/15/13	3,171
	HJ Heinz Co.,
2,270	1.500%, 03/01/17	2,294
2,820	2.000%, 09/12/16	2,870
	Kellogg Co.,
729	1.750%, 05/17/17	742
3,095	1.875%, 11/17/16	3,179
710	4.250%, 03/06/13	711
2,240	4.450%, 05/30/16	2,474
	Mondelez International, Inc.,
1,900	4.125%, 02/09/16	2,071
1,500	5.250%, 10/01/13	1,540
965	6.750%, 02/19/14	1,020
2,220	Nabisco, Inc., 7.550%, 06/15/15	2,548
2,130	Tyson Foods, Inc., 6.600%, 04/01/16	2,441

		41,121

	Household Products — 0.0% (g)
425	Clorox Co. (The), 5.000%, 01/15/15	456

	Total Consumer Staples	119,555

	Energy — 1.1%
	Energy Equipment & Services — 0.1%
737	Cameron International Corp., 1.600%, 04/30/15	743
902	National Oilwell Varco, Inc., 1.350%, 12/01/17	906
2,795	Noble Holding International Ltd., (Cayman Islands), 2.500%, 03/15/17	2,869
1,200	Schlumberger Investment S.A., (Luxembourg), 1.250%, 08/01/17 (e)	1,199
	Transocean, Inc., (Cayman Islands),
500	2.500%, 10/15/17	506
650	4.950%, 11/15/15	707
2,980	5.050%, 12/15/16	3,320
1,450	Weatherford International, Inc., 6.350%, 06/15/17	1,674

		11,924

	Oil, Gas & Consumable Fuels — 1.0%
	Anadarko Petroleum Corp.,
435	5.750%, 06/15/14	459
4,379	5.950%, 09/15/16	5,035
2,000	7.625%, 03/15/14	2,137

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	245

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Oil, Gas & Consumable Fuels — Continued
	Apache Corp.,
1,980	1.750%, 04/15/17	2,017
1,030	5.625%, 01/15/17	1,197
590	Apache Finance Canada Corp., (Canada), 4.375%, 05/15/15	635
	BP Capital Markets plc, (United Kingdom),
3,133	0.700%, 11/06/15	3,129
957	1.375%, 11/06/17	959
2,935	1.846%, 05/05/17	3,006
4,605	2.248%, 11/01/16	4,793
2,340	3.125%, 10/01/15	2,479
4,040	3.200%, 03/11/16	4,312
1,870	3.625%, 05/08/14	1,939
4,975	3.875%, 03/10/15	5,286
3,015	5.250%, 11/07/13	3,114
	Canadian Natural Resources Ltd., (Canada),
1,288	1.450%, 11/14/14	1,305
3,660	4.900%, 12/01/14	3,914
1,080	5.700%, 05/15/17	1,263
965	6.000%, 08/15/16	1,120
4,289	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	4,529
791	Chevron Corp., 1.104%, 12/05/17	793
	ConocoPhillips,
1,035	4.600%, 01/15/15	1,113
303	4.750%, 02/01/14	314
3,158	ConocoPhillips Australia Funding Co., 5.500%, 04/15/13	3,176
1,400	ConocoPhillips Co., 1.050%, 12/15/17	1,397
	Devon Energy Corp.,
2,536	1.875%, 05/15/17	2,561
3,725	2.400%, 07/15/16	3,856
3,570	EOG Resources, Inc., 6.125%, 10/01/13	3,684
	Marathon Oil Corp.,
3,478	0.900%, 11/01/15	3,470
1,005	6.000%, 10/01/17	1,203
	Occidental Petroleum Corp.,
365	1.500%, 02/15/18	369
690	1.750%, 02/15/17	709
385	4.125%, 06/01/16	426
4,766	PC Financial Partnership, 5.000%, 11/15/14	5,084
	Petrobras International Finance Co., (Cayman Islands),
6,667	3.500%, 02/06/17	6,856
1,300	3.875%, 01/27/16	1,359

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
2,091	Phillips 66, 2.950%, 05/01/17	2,212
	Shell International Finance B.V., (Netherlands),
533	1.125%, 08/21/17	535
2,615	1.875%, 03/25/13	2,618
3,052	3.100%, 06/28/15	3,231
849	3.250%, 09/22/15	905
5,315	4.000%, 03/21/14	5,509
4,155	Spectra Energy Capital LLC, 5.668%, 08/15/14	4,433
	Statoil ASA, (Norway),
235	1.800%, 11/23/16	243
1,379	3.125%, 08/17/17	1,495
2,455	Talisman Energy, Inc., (Canada), 5.125%, 05/15/15	2,643
	Total Capital International S.A., (France),
288	0.750%, 01/25/16	289
924	1.500%, 02/17/17	939
716	1.550%, 06/28/17	726
3,237	Total Capital S.A., (France), 3.000%, 06/24/15	3,408
	TransCanada PipeLines Ltd., (Canada),
400	3.400%, 06/01/15	424
10,025	4.000%, 06/15/13	10,122
249	7.690%, 06/30/16	300
1,195	Valero Energy Corp., 6.125%, 06/15/17	1,424

		130,454

	Total Energy	142,378

	Financials — 10.1%
	Capital Markets — 2.7%
	AGL Capital Corp.,
2,310	4.450%, 04/15/13	2,321
1,000	4.950%, 01/15/15	1,071
1,320	6.375%, 07/15/16	1,543
	Bank of New York Mellon Corp. (The),
1,324	0.700%, 10/23/15	1,325
1,961	1.200%, 02/20/15	1,986
2,113	2.300%, 07/28/16	2,202
6,277	2.500%, 01/15/16	6,579
2,730	2.950%, 06/18/15	2,875
1,870	3.100%, 01/15/15	1,959
3,300	4.500%, 04/01/13	3,312
6,900	BlackRock, Inc., 3.500%, 12/10/14	7,261
5,000	BNY Mellon N.A., 4.750%, 12/15/14	5,357

SEE NOTES TO FINANCIAL STATEMENTS.

246	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Capital Markets — Continued
	Credit Suisse, (Switzerland),
1,925	2.200%, 01/14/14	1,953
9,420	3.500%, 03/23/15	9,948
13,114	5.500%, 05/01/14	13,872
	Credit Suisse USA, Inc.,
1,975	4.875%, 01/15/15	2,127
12,188	5.125%, 08/15/15	13,418
5,225	5.500%, 08/15/13	5,343
395	5.850%, 08/16/16	453
	Deutsche Bank AG, (Germany),
13,790	3.250%, 01/11/16	14,632
5,560	3.875%, 08/18/14	5,807
2,045	4.875%, 05/20/13	2,063
6,640	Deutsche Bank Financial LLC, 5.375%, 03/02/15	7,070
580	FMR LLC, 4.750%, 03/01/13 (e)	580
	Goldman Sachs Group, Inc. (The),
725	1.600%, 11/23/15	732
1,096	3.300%, 05/03/15	1,146
10,965	3.625%, 02/07/16	11,658
14,145	3.700%, 08/01/15	14,944
2,000	4.750%, 07/15/13	2,030
11,765	5.150%, 01/15/14	12,213
3,000	5.500%, 11/15/14	3,219
3,590	5.950%, 01/18/18	4,199
18,840	6.000%, 05/01/14	19,944
1,640	6.250%, 09/01/17	1,934
	Jefferies Group, Inc.,
10,275	3.875%, 11/09/15	10,725
2,050	5.875%, 06/08/14	2,152
5,485	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	5,880
2,128	Mellon Funding Corp., 5.000%, 12/01/14	2,280
	Merrill Lynch & Co., Inc.,
968	5.000%, 01/15/15	1,032
3,275	5.300%, 09/30/15	3,593
4,591	5.450%, 07/15/14	4,848
13,651	6.150%, 04/25/13	13,762
1,255	6.400%, 08/28/17	1,473
	Morgan Stanley,
1,071	1.750%, 02/25/16	1,076
1,936	2.875%, 07/28/14	1,985
6,250	4.100%, 01/26/15	6,553
13,242	4.200%, 11/20/14	13,877
915	4.750%, 04/01/14	946

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
8,805	5.300%, 03/01/13	8,806
1,000	5.375%, 10/15/15	1,092
1,270	5.550%, 04/27/17	1,432
1,075	5.750%, 10/18/16	1,210
1,020	5.950%, 12/28/17	1,181
13,150	6.000%, 05/13/14	13,903
8,780	6.000%, 04/28/15	9,585
	Nomura Holdings, Inc., (Japan),
2,345	4.125%, 01/19/16	2,490
8,505	5.000%, 03/04/15	9,056
	Northern Trust Corp.,
2,760	4.625%, 05/01/14	2,893
3,220	5.500%, 08/15/13	3,296
	State Street Corp.,
5,370	2.875%, 03/07/16	5,727
2,015	5.375%, 04/30/17	2,348
	UBS AG, (Switzerland),
488	2.250%, 08/12/13	491
250	2.250%, 01/28/14	254
5,299	3.875%, 01/15/15	5,636

		326,658

	Commercial Banks — 2.7%
	American Express Bank FSB,
1,000	5.500%, 04/16/13	1,006
1,200	6.000%, 09/13/17	1,435
	Australia & New Zealand Banking Group Ltd., (Australia),
1,700	3.250%, 03/01/16 (e)	1,814
2,800	3.250%, 03/01/16	2,988
	Bank of Montreal, (Canada),
2,750	0.800%, 11/06/15	2,754
6,034	1.300%, 10/31/14 (e)	6,121
	Bank of Nova Scotia, (Canada),
325	0.750%, 10/09/15	325
1,390	1.375%, 12/18/17	1,390
5,236	1.650%, 10/29/15 (e)	5,381
1,645	2.050%, 10/07/15	1,702
1,173	2.375%, 12/17/13	1,192
230	2.550%, 01/12/17	242
5,300	3.400%, 01/22/15	5,576
3,905	Bank of Tokyo-Mitsubishi UFJ Ltd. (The), (Japan), 3.850%, 01/22/15 (e)	4,124
	Barclays Bank plc, (United Kingdom),
10,925	2.500%, 09/21/15 (e)	11,350
5,250	2.750%, 02/23/15	5,438

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	247

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Commercial Banks — Continued
650	5.000%, 09/22/16	732
3,430	5.200%, 07/10/14	3,633
	BB&T Corp.,
840	1.600%, 08/15/17	851
900	2.050%, 04/28/14	915
2,230	2.150%, 03/22/17	2,304
10,565	3.200%, 03/15/16	11,284
1,535	3.375%, 09/25/13	1,561
312	3.950%, 04/29/16	340
1,878	5.200%, 12/23/15	2,093
6,154	5.700%, 04/30/14	6,520
4,838	Caisse Centrale Desjardins du Quebec, (Canada), 2.550%, 03/24/16 (e)	5,106
	Canadian Imperial Bank of Commerce, (Canada),
2,330	2.350%, 12/11/15	2,431
3,000	2.600%, 07/02/15 (e)	3,142
2,040	Comerica, Inc., 3.000%, 09/16/15	2,147
10,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., (Netherlands), 3.200%, 03/11/15 (e)	10,476
6,841	Fifth Third Bancorp, 3.625%, 01/25/16	7,333
	HSBC Bank plc, (United Kingdom),
2,836	1.625%, 07/07/14 (e)	2,881
1,350	2.000%, 01/19/14 (e)	1,365
4,700	HSBC Bank USA N.A., 4.625%, 04/01/14	4,894
	ING Bank N.V., (Netherlands),
3,572	2.000%, 09/25/15 (e)	3,633
3,000	3.750%, 03/07/17 (e)	3,216
1,290	KeyBank N.A., 5.800%, 07/01/14	1,376
1,735	KeyCorp, 3.750%, 08/13/15	1,855
3,303	Macquarie Bank Ltd., (Australia), 5.000%, 02/22/17 (e)	3,632
	National Australia Bank Ltd., (Australia),
1,695	2.250%, 04/11/14 (e)	1,729
500	2.750%, 03/09/17	527
1,000	3.000%, 07/27/16 (e)	1,059
2,340	3.750%, 03/02/15 (e)	2,480
7,480	National Bank of Canada, (Canada), 1.650%, 01/30/14 (e)	7,567
8,246	National City Corp., 4.900%, 01/15/15	8,886
	Nordea Bank AB, (Sweden),
2,500	1.750%, 10/04/13 (e)	2,518
6,450	3.125%, 03/20/17 (e)	6,843
5,765	Oversea-Chinese Banking Corp., Ltd., (Singapore), 1.625%, 03/13/15 (e)	5,857

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
	PNC Funding Corp.,
2,045	3.625%, 02/08/15	2,159
1,260	4.250%, 09/21/15	1,371
380	5.400%, 06/10/14	403
	Royal Bank of Canada, (Canada),
490	0.800%, 10/30/15	491
2,661	1.200%, 09/19/17	2,667
12,250	2.300%, 07/20/16	12,811
5,788	SouthTrust Corp., 5.800%, 06/15/14	6,160
	SunTrust Banks, Inc.,
5,560	3.500%, 01/20/17	5,983
5,956	3.600%, 04/15/16	6,380
	Toronto-Dominion Bank (The), (Canada),
3,200	1.500%, 03/13/17 (e)	3,274
6,100	2.200%, 07/29/15 (e)	6,338
	U.S. Bancorp,
3,495	1.650%, 05/15/17	3,558
1,705	2.450%, 07/27/15	1,784
5,938	2.875%, 11/20/14	6,175
3,366	4.200%, 05/15/14	3,517
	U.S. Bank N.A.,
5,020	4.950%, 10/30/14	5,367
6,202	6.300%, 02/04/14	6,538
	Wachovia Bank N.A.,
18,328	4.800%, 11/01/14	19,566
1,500	5.000%, 08/15/15	1,643
3,375	5.600%, 03/15/16	3,805
	Wachovia Corp.,
3,000	5.250%, 08/01/14	3,185
3,130	5.500%, 05/01/13	3,155
3,655	5.625%, 10/15/16	4,185
2,165	5.750%, 06/15/17	2,547
3,362	5.750%, 02/01/18	4,012
	Wells Fargo & Co.,
770	1.500%, 07/01/15	784
6,780	2.100%, 05/08/17	7,005
1,040	2.625%, 12/15/16	1,098
5,770	4.625%, 04/15/14	6,019
560	5.000%, 11/15/14	597
5,185	SUB, 3.676%, 06/15/16	5,623
4,310	Wells Fargo Bank N.A., 4.750%, 02/09/15	4,623
	Westpac Banking Corp., (Australia),
1,580	3.000%, 08/04/15	1,662
6,973	3.000%, 12/09/15	7,397
4,790	4.200%, 02/27/15	5,127

		331,033

SEE NOTES TO FINANCIAL STATEMENTS.

248	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Consumer Finance — 1.6%
	American Express Centurion Bank,
950	0.875%, 11/13/15	950
993	5.950%, 06/12/17	1,177
1,645	6.000%, 09/13/17	1,967
	American Express Co.,
720	5.500%, 09/12/16	823
6,896	7.250%, 05/20/14	7,435
	American Express Credit Corp.,
833	2.375%, 03/24/17	870
3,865	2.750%, 09/15/15	4,042
5,532	2.800%, 09/19/16	5,854
3,030	5.125%, 08/25/14	3,228
2,150	5.300%, 12/02/15	2,408
2,464	5.875%, 05/02/13	2,487
10,305	7.300%, 08/20/13	10,628
	American Honda Finance Corp.,
638	1.000%, 08/11/15 (e)	640
2,085	1.450%, 02/27/15 (e)	2,114
2,157	1.850%, 09/19/14 (e)	2,191
5,730	2.375%, 03/18/13 (e)	5,735
1,725	2.500%, 09/21/15 (e)	1,795
2,200	3.500%, 03/16/15 (e)	2,320
5,940	4.625%, 04/02/13 (e)	5,962
2,000	Capital One Bank USA N.A., 5.125%, 02/15/14	2,083
	Capital One Financial Corp.,
3,075	2.150%, 03/23/15	3,144
7,098	3.150%, 07/15/16	7,565
1,330	5.500%, 06/01/15	1,456
1,725	6.250%, 11/15/13	1,792
7,105	7.375%, 05/23/14	7,665
	Caterpillar Financial Services Corp.,
829	0.700%, 11/06/15	829
870	0.700%, 02/26/16	869
630	1.050%, 03/26/15	635
3,515	1.125%, 12/15/14	3,555
6,700	1.550%, 12/20/13	6,764
760	2.050%, 08/01/16	789
275	2.650%, 04/01/16	291
2,265	4.900%, 08/15/13	2,311
1,700	5.500%, 03/15/16	1,931
3,080	6.125%, 02/17/14	3,249
1,880	6.200%, 09/30/13	1,944
	Ford Motor Credit Co. LLC,
4,539	3.000%, 06/12/17	4,654

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Consumer Finance — Continued
10,086	3.984%, 06/15/16	10,669
6,080	4.207%, 04/15/16	6,468
	HSBC Finance Corp.,
15,901	5.000%, 06/30/15	17,257
1,625	5.250%, 04/15/15	1,756
520	5.500%, 01/19/16	580
3,150	HSBC USA, Inc., 1.625%, 01/16/18	3,164
	John Deere Capital Corp.,
536	0.700%, 09/04/15	537
1,418	0.875%, 04/17/15	1,428
995	1.600%, 03/03/14	1,007
790	1.850%, 09/15/16	815
2,360	2.000%, 01/13/17	2,446
2,400	2.250%, 06/07/16	2,504
1,335	2.950%, 03/09/15	1,398
2,450	4.500%, 04/03/13	2,459
	MBNA Corp.,
2,000	5.000%, 06/15/15	2,136
1,860	6.125%, 03/01/13	1,861
	PACCAR Financial Corp.,
2,716	1.550%, 09/29/14	2,764
4,258	1.600%, 03/15/17	4,324
	Toyota Motor Credit Corp.,
5,843	1.250%, 11/17/14	5,921
3,576	1.250%, 10/05/17	3,579
4,365	1.375%, 01/10/18	4,392
5,195	2.050%, 01/12/17	5,378
2,737	3.200%, 06/17/15	2,896

		199,891

	Diversified Financial Services — 1.8%
1,896	ANZ New Zealand International Ltd., (New Zealand), 3.125%, 08/10/15 (e)	1,987
	Bank of America Corp.,
715	3.625%, 03/17/16	759
570	4.750%, 08/01/15	614
2,965	4.900%, 05/01/13	2,985
975	5.125%, 11/15/14	1,037
4,455	5.625%, 10/14/16	5,033
10,040	6.000%, 09/01/17	11,661
2,530	6.500%, 08/01/16	2,920
18,520	7.375%, 05/15/14	19,925
1,795	BG Energy Capital plc, (United Kingdom), 2.875%, 10/15/16 (e)	1,904
500	Boeing Capital Corp., 2.125%, 08/15/16	520

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	249

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Diversified Financial Services — Continued
	Citigroup, Inc.,
1,958	3.953%, 06/15/16	2,105
5,570	4.450%, 01/10/17	6,151
10,450	4.750%, 05/19/15	11,215
363	5.500%, 10/15/14	388
600	5.850%, 08/02/16	682
22,475	6.000%, 12/13/13	23,382
12,000	6.010%, 01/15/15	13,029
1,580	6.125%, 11/21/17	1,869
11,313	6.375%, 08/12/14	12,166
19,289	6.500%, 08/19/13	19,811
1,813	CME Group, Inc., 5.750%, 02/15/14	1,900
	General Electric Capital Corp.,
388	1.000%, 12/11/15	391
6,948	1.625%, 07/02/15	7,070
5,476	2.300%, 04/27/17	5,673
12,870	3.500%, 06/29/15	13,654
5,000	3.750%, 11/14/14	5,261
2,345	4.375%, 09/21/15	2,555
5,000	4.750%, 09/15/14	5,314
5,541	4.875%, 03/04/15	5,984
920	5.625%, 09/15/17	1,084
3,225	5.650%, 06/09/14	3,434
18,712	5.900%, 05/13/14	19,923
605	6.900%, 09/15/15	691
490	National Rural Utilities Cooperative Finance Corp., 1.900%, 11/01/15	505
3,050	WCI Finance LLC/WEA Finance LLC, 5.700%, 10/01/16 (e)	3,477
4,980	WEA Finance LLC/WT Finance Aust Pty Ltd., 7.500%, 06/02/14 (e)	5,373

		222,432

	Insurance — 0.9%
	ACE INA Holdings, Inc.,
3,000	2.600%, 11/23/15	3,149
5,000	5.600%, 05/15/15	5,530
1,670	5.875%, 06/15/14	1,782
	Aflac, Inc.,
4,150	2.650%, 02/15/17	4,366
2,165	3.450%, 08/15/15	2,304
1,420	Allstate Corp. (The), 5.000%, 08/15/14	1,507
2,343	Aon Corp., 3.500%, 09/30/15	2,467
	Berkshire Hathaway Finance Corp.,
1,470	1.600%, 05/15/17	1,501
6,615	5.100%, 07/15/14	7,037

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
5,957	Berkshire Hathaway, Inc., 1.900%, 01/31/17	6,147
	CNA Financial Corp.,
4,840	5.850%, 12/15/14	5,227
1,255	6.950%, 01/15/18	1,499
7,061	Jackson National Life Global Funding, 5.375%, 05/08/13 (e)	7,123
	MassMutual Global Funding II,
6,000	2.000%, 04/05/17 (e)	6,154
700	2.875%, 04/21/14 (e)	719
1,085	3.125%, 04/14/16 (e)	1,155
	Metropolitan Life Global Funding I,
1,440	1.500%, 01/10/18 (e)	1,437
1,700	2.000%, 01/09/15 (e)	1,744
3,951	2.500%, 09/29/15 (e)	4,112
1,900	3.125%, 01/11/16 (e)	2,009
3,310	5.125%, 04/10/13 (e)	3,327
2,850	5.125%, 06/10/14 (e)	3,014
1,200	5.200%, 09/18/13 (e)	1,231
4,000	Monumental Global Funding III, 5.500%, 04/22/13 (e)	4,028
	New York Life Global Funding,
590	0.750%, 07/24/15 (e)	592
620	2.450%, 07/14/16 (e)	652
5,665	3.000%, 05/04/15 (e)	5,966
3,350	4.650%, 05/09/13 (e)	3,376
1,000	5.375%, 09/15/13 (e)	1,026
3,240	Pacific Life Global Funding, 5.150%, 04/15/13 (e)	3,258
5,995	Pricoa Global Funding I, 5.450%, 06/11/14 (e)	6,366
1,568	Principal Financial Group, Inc., 1.850%, 11/15/17	1,583
	Principal Life Global Funding II,
1,541	1.000%, 12/11/15 (e)	1,546
730	1.125%, 09/18/15 (e)	732
	Principal Life Income Funding Trusts,
4,933	5.300%, 04/24/13	4,968
1,000	5.550%, 04/27/15	1,102
2,561	Travelers Cos., Inc. (The), 6.250%, 06/20/16	2,995
1,380	Travelers Property Casualty Corp., 5.000%, 03/15/13	1,383

		114,114

	Real Estate Investment Trusts (REITs) — 0.2%
	CommonWealth REIT,
1,955	5.750%, 11/01/15	2,122
460	6.400%, 02/15/15	495

SEE NOTES TO FINANCIAL STATEMENTS.

250	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Real Estate Investment Trusts (REITs) — Continued
	Duke Realty LP,
2,295	5.500%, 03/01/16	2,531
825	5.950%, 02/15/17	942
	ERP Operating LP,
2,000	5.200%, 04/01/13	2,007
500	5.250%, 09/15/14	535
525	5.375%, 08/01/16	597
	HCP, Inc.,
2,300	2.700%, 02/01/14	2,338
3,852	7.072%, 06/08/15	4,287
	Simon Property Group LP,
191	2.150%, 09/15/17	198
1,738	4.200%, 02/01/15	1,836
1,850	4.900%, 01/30/14	1,921
438	5.100%, 06/15/15	480
2,355	5.250%, 12/01/16	2,691
825	6.100%, 05/01/16	946
1,125	6.750%, 05/15/14	1,189

		25,115

	Thrifts & Mortgage Finance — 0.2%
500	Abbey National Treasury Services plc, (United Kingdom), 4.000%, 04/27/16	532
12,209	DNB Boligkreditt A.S., (Norway), 2.100%, 10/14/15 (e)	12,642
15,324	Stadshypotek AB, (Sweden), 1.450%, 09/30/13 (e)	15,421

		28,595

	Total Financials	1,247,838

	Health Care — 0.6%
	Biotechnology — 0.1%
	Amgen, Inc.,
292	1.875%, 11/15/14	298
4,670	2.300%, 06/15/16	4,878
1,065	2.500%, 11/15/16	1,118
	Celgene Corp.,
1,501	1.900%, 08/15/17	1,527
2,086	2.450%, 10/15/15	2,163

		9,984

	Health Care Equipment & Supplies — 0.0% (g)
	Baxter International, Inc.,
1,650	1.800%, 03/15/13	1,651
255	4.000%, 03/01/14	264
1,925	Medtronic, Inc., 3.000%, 03/15/15	2,015

		3,930

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 0.3%
	Aetna, Inc.,
1,128	1.750%, 05/15/17	1,146
2,155	6.000%, 06/15/16	2,490
315	Cardinal Health, Inc., 1.900%, 06/15/17	320
	Express Scripts Holding Co.,
1,530	2.100%, 02/12/15	1,564
830	2.650%, 02/15/17	868
1,780	2.750%, 11/21/14	1,836
1,180	3.500%, 11/15/16	1,271
	Laboratory Corp. of America Holdings,
2,320	2.200%, 08/23/17	2,354
1,892	3.125%, 05/15/16	1,997
2,800	5.625%, 12/15/15	3,138
544	McKesson Corp., 0.950%, 12/04/15	546
820	Medco Health Solutions, Inc., 2.750%, 09/15/15	857
	Quest Diagnostics, Inc.,
1,545	3.200%, 04/01/16	1,629
800	5.450%, 11/01/15	884
	UnitedHealth Group, Inc.,
765	0.850%, 10/15/15	768
867	1.400%, 10/15/17	871
250	1.875%, 11/15/16	258
2,095	5.000%, 08/15/14	2,231
	WellPoint, Inc.,
1,800	1.250%, 09/10/15	1,814
380	5.000%, 12/15/14	408
3,030	5.250%, 01/15/16	3,374
945	5.875%, 06/15/17	1,118
215	6.000%, 02/15/14	226

		31,968

	Life Sciences Tools & Services — 0.0% (g)
2,455	Thermo Fisher Scientific, Inc., 5.000%, 06/01/15	2,670

	Pharmaceuticals — 0.2%
1,100	AbbVie, Inc., 1.750%, 11/06/17 (e)	1,114
3,295	Actavis, Inc., 5.000%, 08/15/14	3,486
810	GlaxoSmithKline Capital plc, (United Kingdom), 1.500%, 05/08/17	822
2,000	GlaxoSmithKline Capital, Inc., 4.850%, 05/15/13	2,018
	Hospira, Inc.,
1,985	5.900%, 06/15/14	2,105
1,165	6.050%, 03/30/17	1,338

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	251

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Pharmaceuticals — Continued
2,525	Merck Sharp & Dohme Corp., 4.750%, 03/01/15	2,741
1,175	Sanofi, (France), 2.625%, 03/29/16	1,238
3,650	Teva Pharmaceutical Finance Co. B.V., (Netherlands), 2.400%, 11/10/16	3,815
2,290	Teva Pharmaceutical Finance Co. LLC, 5.550%, 02/01/16	2,581
2,793	Wyeth LLC, 5.500%, 02/01/14	2,920

		24,178

	Total Health Care	72,730

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
	BAE Systems Holdings, Inc.,
1,817	4.950%, 06/01/14 (e)	1,899
3,510	5.200%, 08/15/15 (e)	3,823
1,000	Boeing Co. (The), 3.500%, 02/15/15	1,055
1,253	General Dynamics Corp., 1.000%, 11/15/17	1,243
	Honeywell International, Inc.,
1,115	3.875%, 02/15/14	1,150
1,285	4.250%, 03/01/13	1,285
	Lockheed Martin Corp.,
2,835	2.125%, 09/15/16	2,947
1,300	7.650%, 05/01/16	1,566
1,000	Northrop Grumman Corp., 3.700%, 08/01/14	1,042
990	Northrop Grumman Systems Corp., 7.750%, 03/01/16	1,162
1,376	Precision Castparts Corp., 0.700%, 12/20/15	1,378
	Textron, Inc.,
655	5.600%, 12/01/17	740
2,035	6.200%, 03/15/15	2,224
	United Technologies Corp.,
3,000	1.200%, 06/01/15	3,044
595	1.800%, 06/01/17	613

		25,171

	Air Freight & Logistics — 0.0% (g)
1,358	United Parcel Service, Inc., 1.125%, 10/01/17	1,367
	Commercial Services & Supplies — 0.2%
10,434	ADT Corp. (The), 2.250%, 07/15/17 (e)	10,420
	Pitney Bowes, Inc.,
685	3.875%, 06/15/13	690
2,375	4.875%, 08/15/14	2,499

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
	Waste Management, Inc.,
1,220	2.600%, 09/01/16	1,278
3,313	6.375%, 03/11/15	3,674
1,800	7.125%, 12/15/17	2,189

		20,750

	Electrical Equipment — 0.1%
445	ABB Finance USA, Inc., 1.625%, 05/08/17	451
4,594	Eaton Corp., 1.500%, 11/02/17 (e)	4,604
1,700	Emerson Electric Co., 5.000%, 12/15/14	1,831

		6,886

	Electronic Equipment, Instruments & Components — 0.0% (g)
4,500	ABB Treasury Center USA, Inc., 2.500%, 06/15/16 (e)	4,695

	Industrial Conglomerates — 0.0% (g)
4,323	Danaher Corp., 1.300%, 06/23/14	4,369
544	Hutchison Whampoa International 12 II Ltd., (Cayman Islands), 2.000%, 11/08/17 (e)	546

		4,915

	Machinery — 0.1%
	Caterpillar, Inc.,
220	5.700%, 08/15/16	256
745	7.000%, 12/15/13	783
1,475	Deere & Co., 6.950%, 04/25/14	1,580
5,000	Ingersoll-Rand Global Holding Co., Ltd., (Bermuda), 9.500%, 04/15/14	5,472
1,150	PACCAR, Inc., 6.875%, 02/15/14	1,219

		9,310

	Road & Rail — 0.4%
	Burlington Northern Santa Fe LLC,
1,700	5.650%, 05/01/17	2,000
2,000	7.000%, 02/01/14	2,115
	Canadian National Railway Co., (Canada),
4,485	4.400%, 03/15/13	4,492
2,852	4.950%, 01/15/14	2,963
	CSX Corp.,
1,780	5.300%, 02/15/14	1,858
4,595	6.250%, 04/01/15	5,108
	ERAC USA Finance LLC,
1,950	1.400%, 04/15/16 (e)	1,962
3,710	2.750%, 07/01/13 (e)	3,736
783	2.750%, 03/15/17 (e)	816
2,400	5.600%, 05/01/15 (e)	2,637

SEE NOTES TO FINANCIAL STATEMENTS.

252	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Road & Rail — Continued
1,476	6.200%, 11/01/16 (e)	1,710
1,100	Norfolk Southern Corp., 5.750%, 01/15/16	1,246
	Penske Truck Leasing Co. LP/PTL Finance Corp.,
1,396	2.500%, 07/11/14 (e)	1,420
2,970	3.125%, 05/11/15 (e)	3,077
	Ryder System, Inc.,
4,609	2.500%, 03/01/17	4,735
1,000	3.600%, 03/01/16	1,047
2,145	6.000%, 03/01/13	2,145
	Union Pacific Corp.,
1,588	5.125%, 02/15/14	1,654
1,075	5.650%, 05/01/17	1,255
1,455	7.000%, 02/01/16	1,700

		47,676

	Total Industrials	120,770

	Information Technology — 1.0%
	Communications Equipment — 0.1%
	Cisco Systems, Inc.,
2,500	1.625%, 03/14/14	2,533
1,960	5.500%, 02/22/16	2,232

		4,765

	Computers & Peripherals — 0.3%
	Dell, Inc.,
1,075	2.300%, 09/10/15	1,068
3,605	4.700%, 04/15/13	3,620
600	5.625%, 04/15/14	629
	Hewlett-Packard Co.,
4,472	2.125%, 09/13/15	4,510
3,232	2.200%, 12/01/15	3,277
10,100	3.000%, 09/15/16	10,374
3,650	4.500%, 03/01/13	3,650
2,500	4.750%, 06/02/14	2,609
7,505	6.125%, 03/01/14	7,883

		37,620

	Electronic Equipment, Instruments & Components — 0.1%
	Arrow Electronics, Inc.,
432	3.000%, 03/01/18	434
5,285	3.375%, 11/01/15	5,509
6,246	6.875%, 07/01/13	6,368

		12,311

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Internet Software & Services — 0.0% (g)
	eBay, Inc.,
2,865	0.700%, 07/15/15	2,873
1,360	1.625%, 10/15/15	1,397

		4,270

	IT Services — 0.1%
300	Affiliated Computer Services, Inc., 5.200%, 06/01/15	323
	International Business Machines Corp.,
1,375	0.875%, 10/31/14	1,387
3,631	1.250%, 02/06/17	3,667
5,860	1.950%, 07/22/16	6,087
3,025	2.100%, 05/06/13	3,034
1,250	6.500%, 10/15/13	1,297
650	7.500%, 06/15/13	663

		16,458

	Office Electronics — 0.1%
	Xerox Corp.,
634	2.950%, 03/15/17	650
4,540	4.250%, 02/15/15	4,778
1,390	6.750%, 02/01/17	1,605
2,505	8.250%, 05/15/14	2,714

		9,747

	Semiconductors & Semiconductor Equipment — 0.2%
	Intel Corp.,
4,728	1.350%, 12/15/17	4,738
2,943	1.950%, 10/01/16	3,052
	National Semiconductor Corp.,
6,197	3.950%, 04/15/15	6,640
1,988	6.600%, 06/15/17	2,431
4,610	Texas Instruments, Inc., 2.375%, 05/16/16	4,832

		21,693

	Software — 0.1%
2,742	Intuit, Inc., 5.750%, 03/15/17	3,145
	Microsoft Corp.,
349	0.875%, 11/15/17	347
3,155	2.950%, 06/01/14	3,259
	Oracle Corp.,
1,210	1.200%, 10/15/17	1,210
4,025	5.250%, 01/15/16	4,544

		12,505

	Total Information Technology	119,369

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	253

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Materials — 0.7%
	Chemicals — 0.4%
	Dow Chemical Co. (The),
2,135	2.500%, 02/15/16	2,225
6,904	5.900%, 02/15/15	7,578
1,058	7.600%, 05/15/14	1,144
	E.I. du Pont de Nemours & Co.,
2,856	1.950%, 01/15/16	2,949
3,225	3.250%, 01/15/15	3,392
2,840	5.250%, 12/15/16	3,293
	Ecolab, Inc.,
733	1.000%, 08/09/15	737
520	1.450%, 12/08/17	517
2,100	2.375%, 12/08/14	2,159
3,175	3.000%, 12/08/16	3,379
960	Monsanto Co., 2.750%, 04/15/16	1,018
	Potash Corp. of Saskatchewan, Inc., (Canada),
3,153	3.750%, 09/30/15	3,379
4,275	5.250%, 05/15/14	4,509
	PPG Industries, Inc.,
410	1.900%, 01/15/16	421
5,994	5.750%, 03/15/13	6,006
	Praxair, Inc.,
2,240	2.125%, 06/14/13	2,251
1,920	3.950%, 06/01/13	1,937
830	4.625%, 03/30/15	899
3,390	5.375%, 11/01/16	3,912

		51,705

	Construction Materials — 0.0% (g)
	CRH America, Inc.,
690	5.300%, 10/15/13	708
975	6.000%, 09/30/16	1,111

		1,819

	Metals & Mining — 0.3%
	BHP Billiton Finance USA Ltd., (Australia),
4,679	1.125%, 11/21/14	4,734
5,035	1.625%, 02/24/17	5,137
1,900	4.800%, 04/15/13	1,910
375	5.250%, 12/15/15	421
950	6.750%, 11/01/13	989
	Freeport-McMoRan Copper & Gold, Inc.,
5,245	1.400%, 02/13/15	5,287
2,417	2.150%, 03/01/17	2,449
650	Nucor Corp., 5.000%, 06/01/13	657

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
4,850	Rio Tinto Alcan, Inc., (Canada), 5.000%, 06/01/15	5,280
	Rio Tinto Finance USA Ltd., (Australia),
1,160	1.875%, 11/02/15	1,189
897	2.250%, 09/20/16	932
8,900	8.950%, 05/01/14	9,741

		38,726

	Total Materials	92,250

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc.,
1,272	0.800%, 12/01/15	1,272
1,260	0.875%, 02/13/15	1,264
993	0.900%, 02/12/16	994
596	1.600%, 02/15/17	603
2,000	1.700%, 06/01/17	2,029
2,922	5.100%, 09/15/14	3,118
470	5.625%, 06/15/16	538
	BellSouth Corp.,
8,976	5.200%, 09/15/14	9,585
2,270	5.200%, 12/15/16	2,586
2,419	British Telecommunications plc, (United Kingdom), 2.000%, 06/22/15	2,480
	Deutsche Telekom International Finance B.V., (Netherlands),
2,715	2.250%, 03/06/17 (e)	2,788
4,470	4.875%, 07/08/14	4,716
1,000	5.750%, 03/23/16	1,131
550	5.875%, 08/20/13	563
8,745	France Telecom S.A., (France), 4.375%, 07/08/14	9,153
1,533	Nippon Telegraph & Telephone Corp., (Japan), 1.400%, 07/18/17	1,540
	Telecom Italia Capital S.A., (Luxembourg),
1,700	4.950%, 09/30/14	1,760
775	5.250%, 11/15/13	793
3,165	6.175%, 06/18/14	3,303
	Telefonica Emisiones S.A.U., (Spain),
500	3.729%, 04/27/15	514
1,121	3.992%, 02/16/16	1,157
1,280	4.949%, 01/15/15	1,344
	Verizon Communications, Inc.,
2,340	1.250%, 11/03/14	2,368
1,320	5.250%, 04/15/13	1,328
15,000	5.550%, 02/15/16	17,000

		73,927

SEE NOTES TO FINANCIAL STATEMENTS.

254	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Wireless Telecommunication Services — 0.3%
3,170	Alltel Corp., 7.000%, 03/15/16	3,731
15,094	Cellco Partnership/Verizon Wireless Capital LLC, 5.550%, 02/01/14	15,738
2,900	Rogers Communications, Inc., (Canada), 6.750%, 03/15/15	3,238
	Vodafone Group plc, (United Kingdom),
1,555	1.250%, 09/26/17	1,546
4,340	1.625%, 03/20/17	4,390
4,075	4.150%, 06/10/14	4,251
1,396	5.625%, 02/27/17	1,626

		34,520

	Total Telecommunication Services	108,447

	Utilities — 1.1%
	Electric Utilities — 0.8%
555	AEP Texas North Co., 5.500%, 03/01/13	555
224	American Electric Power Co., Inc., 1.650%, 12/15/17	225
3,500	Arizona Public Service Co., 6.250%, 08/01/16	4,102
700	CenterPoint Energy Houston Electric LLC, 5.700%, 03/15/13	701
	Commonwealth Edison Co.,
1,424	1.625%, 01/15/14	1,439
2,780	1.950%, 09/01/16	2,881
	Duke Energy Carolinas LLC,
1,480	5.250%, 01/15/18	1,755
1,645	5.750%, 11/15/13	1,706
	Duke Energy Corp.,
1,565	3.350%, 04/01/15	1,644
1,520	3.950%, 09/15/14	1,594
5,085	5.650%, 06/15/13	5,158
2,133	6.300%, 02/01/14	2,240
537	Duke Energy Ohio, Inc., 2.100%, 06/15/13	540
1,019	Entergy Corp., 3.625%, 09/15/15	1,069
935	Entergy Louisiana LLC, 1.875%, 12/15/14	954
1,000	Exelon Corp., 4.900%, 06/15/15	1,084
2,075	Florida Power Corp., 4.800%, 03/01/13	2,075
4,803	Georgia Power Co., 6.000%, 11/01/13	4,975
817	LG&E and KU Energy LLC, 2.125%, 11/15/15	837
5,840	Metropolitan Edison Co., 4.875%, 04/01/14	6,088
2,800	MidAmerican Energy Co., 4.650%, 10/01/14	2,978
600	Monongahela Power Co., Inc., 6.700%, 06/15/14	643
2,745	Nevada Power Co., 5.875%, 01/15/15	3,002

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
	NextEra Energy Capital Holdings, Inc.,
930	1.200%, 06/01/15	937
355	2.600%, 09/01/15	370
1,239	5.350%, 06/15/13	1,255
5,665	7.875%, 12/15/15	6,698
	Ohio Power Co.,
3,230	5.750%, 09/01/13	3,314
530	6.000%, 06/01/16	608
1,650	Oncor Electric Delivery Co. LLC, 6.375%, 01/15/15	1,812
3,195	Pacific Gas & Electric Co., 4.800%, 03/01/14	3,328
750	PacifiCorp, 4.950%, 08/15/14	793
2,076	Peco Energy Co., 5.000%, 10/01/14	2,216
1,185	Pepco Holdings, Inc., 2.700%, 10/01/15	1,230
1,000	Potomac Edison Co. (The), 5.125%, 08/15/15	1,093
550	Potomac Electric Power Co., 4.950%, 11/15/13	567
	Progress Energy, Inc.,
370	5.625%, 01/15/16	417
295	6.050%, 03/15/14	311
1,300	Public Service Co. of Oklahoma, 6.150%, 08/01/16	1,501
	Public Service Electric & Gas Co.,
1,150	2.700%, 05/01/15	1,202
1,200	5.000%, 08/15/14	1,278
	Sierra Pacific Power Co.,
890	5.450%, 09/01/13	911
3,545	6.000%, 05/15/16	4,105
745	Southern California Edison Co., 4.150%, 09/15/14	784
	Southern Co. (The),
2,975	1.950%, 09/01/16	3,072
2,952	4.150%, 05/15/14	3,078
	Virginia Electric and Power Co.,
787	1.200%, 01/15/18	788
1,000	4.750%, 03/01/13	1,000
	Wisconsin Electric Power Co.,
1,815	6.000%, 04/01/14	1,921
1,125	6.250%, 12/01/15	1,293

		94,127

	Gas Utilities — 0.1%
6,038	Atmos Energy Corp., 4.950%, 10/15/14	6,430
	CenterPoint Energy Resources Corp.,
1,000	5.950%, 01/15/14	1,041

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	255

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Corporate Bonds — Continued
	Gas Utilities — Continued
1,300	6.150%, 05/01/16	1,500
2,270	7.875%, 04/01/13	2,284
2,000	Consolidated Natural Gas Co., 5.000%, 03/01/14	2,084
668	Southern California Gas Co., 5.500%, 03/15/14	702

		14,041

	Independent Power Producers & Energy Traders — 0.0% (g)
1,539	Exelon Generation Co. LLC, 5.350%, 01/15/14	1,599
610	PPL Energy Supply LLC, 6.200%, 05/15/16	698
	PSEG Power LLC,
1,683	2.500%, 04/15/13	1,687
960	2.750%, 09/15/16	1,000
1,000	5.320%, 09/15/16	1,132

		6,116

	Multi-Utilities — 0.2%
350	CenterPoint Energy, Inc., 5.950%, 02/01/17	404
	Consolidated Edison Co. of New York, Inc.,
2,000	3.850%, 06/15/13	2,018
2,725	5.500%, 09/15/16	3,157
800	Consumers Energy Co., 5.500%, 08/15/16	924
1,000	Dominion Resources, Inc., 1.800%, 03/15/14	1,012
723	National Grid plc, (United Kingdom), 6.300%, 08/01/16	841
5,935	Nisource Finance Corp., 6.150%, 03/01/13	5,936
1,515	PG&E Corp., 5.750%, 04/01/14	1,594
	Sempra Energy,
1,210	2.000%, 03/15/14	1,226
1,880	6.500%, 06/01/16	2,197
6,010	8.900%, 11/15/13	6,356

		25,665

	Total Utilities	139,949

	Total Corporate Bonds (Cost $2,234,301)	2,283,057

Foreign Government Securities — 0.4%
29,787	Egypt Government AID Bonds, (Egypt), 4.450%, 09/15/15	32,934
247	Province of Manitoba, (Canada), 2.125%, 04/22/13	248
	Province of Ontario, (Canada),
2,515	0.950%, 05/26/15	2,540

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

1,370	2.300%, 05/10/16	1,439
6,530	2.950%, 02/05/15	6,839
1,250	4.100%, 06/16/14	1,310

	Total Foreign Government Securities (Cost $44,346)	45,310

Mortgage Pass-Through Securities — 6.7%
	Federal Home Loan Mortgage Corp.,
552	ARM, 1.913%, 08/01/37	572
2,069	ARM, 2.227%, 03/01/37	2,198
2,109	ARM, 2.236%, 12/01/36	2,238
2,557	ARM, 2.245%, 05/01/37	2,713
78	ARM, 2.262%, 01/01/27	83
111	ARM, 2.350%, 12/01/27	118
1,624	ARM, 2.394%, 08/01/36	1,741
1,779	ARM, 2.480%, 08/01/36	1,897
582	ARM, 2.522%, 06/01/36	621
1,483	ARM, 2.640%, 11/01/36	1,583
275	ARM, 2.643%, 03/01/35	294
3,917	ARM, 2.644%, 10/01/36	4,186
1,144	ARM, 2.656%, 03/01/37	1,217
2,341	ARM, 2.659%, 01/01/37	2,472
1,143	ARM, 2.675%, 04/01/37	1,207
1,111	ARM, 2.740%, 12/01/36	1,183
4	ARM, 2.788%, 12/01/17	5
307	ARM, 2.866%, 07/01/36	328
5,491	ARM, 2.871%, 03/01/35	5,880
885	ARM, 2.889%, 10/01/37	948
4,412	ARM, 2.922%, 10/01/35	4,711
275	ARM, 2.952%, 04/01/37	295
4,933	ARM, 2.980%, 06/01/37	5,283
8,643	ARM, 2.987%, 06/01/37	9,201
1,689	ARM, 3.020%, 08/01/37	1,811
2,863	ARM, 3.151%, 03/01/36	3,012
2,397	ARM, 3.155%, 01/01/38	2,554
1,349	ARM, 3.222%, 03/01/37	1,440
559	ARM, 3.236%, 08/01/37	597
1,057	ARM, 3.269%, 02/01/37	1,119
3,160	ARM, 3.379%, 04/01/38	3,372
7,205	ARM, 3.511%, 03/01/36	7,792
2	ARM, 5.751%, 01/01/27	2
540	ARM, 6.129%, 12/01/36	580
336	ARM, 6.153%, 08/01/36	357
877	ARM, 6.340%, 11/01/37	952
373	ARM, 6.407%, 02/01/37	403

SEE NOTES TO FINANCIAL STATEMENTS.

256	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
51,932	4.000%, 07/01/18 - 06/01/26	55,219
1,194	4.500%, 04/01/16 - 10/01/18	1,272
18,056	5.000%, 03/01/18 - 01/01/21	19,321
37,616	5.500%, 08/01/19 - 01/01/24	40,546
14,039	6.000%, 08/01/16 - 12/01/23	14,836
14,527	6.500%, 07/01/14 - 08/01/21	15,616
6,983	7.000%, 03/01/15 - 03/01/17	7,375
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
1,941	6.000%, 01/01/19 - 10/01/24	2,121
6,378	6.500%, 08/01/18 - 03/01/26	7,072
10	7.000%, 03/01/14	10
128	7.500%, 10/01/16 - 07/01/18	139
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
30,586	5.500%, 03/01/34 - 07/01/37	33,574
430	6.000%, 07/01/32	479
1,257	7.000%, 08/01/38	1,430
	Federal Home Loan Mortgage Corp. Gold Pools, FHA/VA,
14,598	7.500%, 12/01/36	16,992
5,010	10.000%, 10/01/30	5,906
263	Federal Home Loan Mortgage Corp. Gold Pools, Other, 6.000%, 09/01/17	284
	Federal Home Loan Mortgage Corp., 30 Year, Single Family,
37	8.000%, 04/01/17 - 05/01/19	40
8	8.250%, 08/01/17	8
	Federal National Mortgage Association,
56	ARM, 1.452%, 08/01/37	60
3,167	ARM, 1.621%, 08/01/37	3,392
2,487	ARM, 1.841%, 07/01/37	2,651
36	ARM, 1.904%, 03/01/19	36
1,365	ARM, 1.958%, 04/01/37	1,438
1,989	ARM, 1.961%, 02/01/37	2,091
2,965	ARM, 2.021%, 01/01/37	3,127
290	ARM, 2.141%, 01/01/35	308
428	ARM, 2.210%, 07/01/37	443
121	ARM, 2.213%, 04/01/36	128
22	ARM, 2.240%, 06/01/27	23
1,792	ARM, 2.242%, 08/01/36	1,924
2,587	ARM, 2.306%, 11/01/37	2,762
21	ARM, 2.324%, 01/01/19	22
25	ARM, 2.349%, 07/01/27	26
658	ARM, 2.357%, 10/01/36	703

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

5	ARM, 2.375%, 08/01/19	5
566	ARM, 2.385%, 05/01/36	602
46	ARM, 2.398%, 07/01/37	49
13	ARM, 2.422%, 05/01/25	14
1	ARM, 2.470%, 10/01/27	1
421	ARM, 2.582%, 01/01/37	448
191	ARM, 2.592%, 12/01/36	203
1,905	ARM, 2.623%, 11/01/37	2,029
3,561	ARM, 2.640%, 12/01/36	3,810
3,472	ARM, 2.642%, 03/01/37	3,715
1,017	ARM, 2.670%, 12/01/35	1,082
1,904	ARM, 2.703%, 11/01/37	2,030
10	ARM, 2.723%, 10/01/25	11
1,415	ARM, 2.737%, 12/01/37	1,502
722	ARM, 2.738%, 07/01/36	772
350	ARM, 2.746%, 12/01/36	376
1,326	ARM, 2.749%, 09/01/34	1,411
827	ARM, 2.754%, 10/01/36	882
843	ARM, 2.823%, 04/01/37	901
342	ARM, 2.835%, 08/01/36	366
1,527	ARM, 2.911%, 08/01/36	1,630
1,790	ARM, 3.010%, 08/01/36	1,911
537	ARM, 3.040%, 12/01/36	576
10	ARM, 3.125%, 11/01/16	10
3,879	ARM, 3.213%, 03/01/36	4,131
5,667	ARM, 3.402%, 03/01/36	6,047
6,745	ARM, 3.411%, 03/01/36	7,203
4,487	ARM, 3.515%, 10/01/35	4,794
5	ARM, 3.750%, 08/01/17	6
493	ARM, 4.140%, 04/01/38	529
62	ARM, 4.568%, 06/01/36	66
2,997	ARM, 5.418%, 01/01/23	3,280
624	ARM, 5.770%, 03/01/47	670
22	ARM, 5.918%, 08/01/36	24
	Federal National Mortgage Association, 15 Year, Single Family,
3,615	4.000%, 07/01/18 - 01/01/19	3,906
5,753	4.500%, 05/01/18 - 05/01/19	6,203
34,205	5.000%, 12/01/13 - 02/01/23	37,080
51,997	5.500%, 01/01/18 - 01/01/25	56,605
40,262	6.000%, 06/01/13 - 07/01/24	43,570
23,872	6.500%, 09/01/13 - 03/01/23	25,606
4,714	7.000%, 03/01/15 - 01/01/18	4,964
21	7.500%, 05/01/15	23
254	8.000%, 11/01/15 - 10/01/16	271

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	257

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
Mortgage Pass-Through Securities — Continued
	Federal National Mortgage Association, 20 Year, Single Family,
2,155	5.500%, 05/01/27	2,352
2,919	6.000%, 03/01/18 - 04/01/24	3,199
4,528	6.500%, 01/01/14 - 03/01/25	5,020
1,288	7.000%, 08/01/20 - 08/01/21	1,452
7	7.500%, 11/01/13 - 06/01/16	8
29	8.000%, 07/01/14 - 11/01/15	31
	Federal National Mortgage Association, 30 Year, FHA/VA,
233	5.500%, 08/01/34	256
3	6.000%, 07/01/17	3
15	8.500%, 03/01/27	16
	Federal National Mortgage Association, 30 Year, Single Family,
34,335	5.000%, 10/01/39	38,175
65,953	5.500%, 12/01/32 - 09/01/38	72,803
40,166	6.000%, 04/01/35 - 01/01/38	44,991
33,929	6.500%, 03/01/26 - 10/01/38	37,908
13,460	7.000%, 04/01/37 - 08/01/37	15,668
134	8.000%, 12/01/30	161
11	8.500%, 09/01/21	13
81	9.000%, 02/01/31	98
27	9.500%, 07/01/28	32
10	10.000%, 02/01/24	11
	Federal National Mortgage Association, Other,
392	4.000%, 07/01/13 - 07/01/17	419
546	4.500%, 11/01/13 - 12/01/19	575
318	5.000%, 01/01/14 - 05/01/14	327
1,481	5.500%, 06/01/16 - 09/01/17	1,585
848	6.000%, 09/01/17	891
	Government National Mortgage Association II,
147	ARM, 1.625%, 11/20/25 - 01/20/28	154
51	ARM, 1.750%, 07/20/21	54
86	ARM, 2.000%, 08/20/16 - 09/20/22	89
14	ARM, 2.500%, 12/20/17 - 05/20/21	15
42	ARM, 3.000%, 01/20/16 - 05/20/20	44
7	ARM, 3.500%, 10/20/17 - 12/20/17	7
15	ARM, 4.000%, 11/20/15 - 08/20/18	16
	Government National Mortgage Association II, 30 Year, Single Family,
11,143	6.000%, 09/20/38	12,832
19,769	7.000%, 08/20/38 - 09/20/38	22,815
19	7.500%, 09/20/28	23
43	8.000%, 09/20/26 - 12/20/27	54
52	8.500%, 03/20/25 - 04/20/25	63

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Government National Mortgage Association, 15 Year, Single Family,
3	6.000%, 04/15/14	3
3,846	6.500%, 10/15/23	4,275
	Government National Mortgage Association, 30 Year, Single Family,
7,538	6.500%, 09/15/38	8,608
16	8.500%, 04/15/25	18
10	9.000%, 09/15/24 - 10/15/26	12
343	9.500%, 07/15/20 - 12/15/25	380
10	12.000%, 11/15/19	10

	Total Mortgage Pass-Through Securities (Cost $807,456)	821,119

Supranational — 0.0% (g)
881	Corp. Andina de Fomento, 3.750%, 01/15/16 (Cost $886)	933

U.S. Government Agency Securities — 15.8%
	Federal Farm Credit Bank,
4,000	2.200%, 04/08/13	4,009
36,025	2.350%, 09/23/13	36,460
25,000	2.500%, 03/26/13	25,042
10,000	2.600%, 03/04/13	10,003
8,000	2.625%, 04/17/14	8,217
2,769	2.700%, 08/19/13	2,801
1,580	3.000%, 02/12/14	1,623
5,000	3.000%, 09/22/14	5,216
1,400	5.250%, 08/21/13	1,434
5,000	5.450%, 12/11/13	5,204
	Federal Home Loan Bank,
15,000	0.250%, 01/16/15	14,991
5,600	1.375%, 05/28/14	5,685
34,125	1.625%, 06/14/13	34,269
85,000	1.875%, 06/21/13	85,450
25,865	2.375%, 03/14/14	26,444
15,085	2.500%, 06/13/14	15,523
74,350	2.625%, 09/13/13	75,317
13,730	2.750%, 12/12/14	14,336
23,405	2.750%, 03/13/15	24,550
18,800	3.000%, 06/24/13	18,968
10,000	3.050%, 06/28/13	10,089
2,980	3.125%, 03/08/13	2,982
153,715	3.125%, 12/13/13	157,232
21,685	3.125%, 03/11/16	23,435
16,230	3.500%, 03/08/13	16,242
18,825	3.875%, 03/08/13	18,841
15,895	4.250%, 06/14/13	16,081

SEE NOTES TO FINANCIAL STATEMENTS.

258	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — Continued
10,000	4.875%, 11/27/13	10,346
44,470	4.875%, 12/13/13	46,096
24,980	5.000%, 03/14/14	26,190
20,025	5.250%, 09/13/13	20,562
29,755	5.375%, 06/13/14	31,706
6,670	7.000%, 08/15/14	7,324
	Federal Home Loan Mortgage Corp.,
16,400	0.350%, 12/05/14	16,416
57,900	0.500%, 10/15/13	58,008
30,000	1.000%, 07/30/14	30,329
50,100	1.000%, 08/20/14	50,638
50,000	1.000%, 08/27/14	50,595
25,100	1.350%, 04/29/14	25,428
10,000	1.750%, 09/10/15	10,341
65,200	2.000%, 08/25/16	68,441
45,000	2.500%, 05/27/16	47,868
11,038	4.000%, 06/12/13	11,157
30,000	4.375%, 07/17/15	32,843
25,000	4.500%, 01/15/14	25,932
15,960	4.500%, 04/02/14	16,687
75,196	5.000%, 01/30/14	78,489
65,505	5.000%, 07/15/14	69,774
35,000	5.250%, 04/18/16	40,231
	Federal National Mortgage Association,
5,700	Zero Coupon, 07/05/14	5,655
30,000	0.375%, 03/16/15	30,035
25,000	0.500%, 08/09/13	25,038
28,000	0.500%, 05/27/15	28,088
7,100	1.125%, 10/08/13	7,139
70,000	1.125%, 04/27/17	71,333
20,000	1.250%, 09/28/16	20,478
5,000	1.250%, 01/30/17	5,108
36,200	1.375%, 11/15/16	37,288
20,000	1.625%, 10/26/15	20,639
22,000	2.250%, 03/15/16	23,180
20,000	2.375%, 04/11/16	21,196
5,000	2.500%, 05/15/14	5,136
3,245	4.000%, 03/27/13	3,254
11,310	4.000%, 04/15/13	11,366
6,135	4.050%, 04/18/13	6,167
5,000	4.125%, 04/29/13	5,033
7,892	4.125%, 07/11/13	8,005
107,600	4.375%, 07/17/13	109,300
40,000	4.625%, 10/15/13	41,103
10,000	5.000%, 04/15/15	10,985
3,315	5.000%, 03/15/16	3,770

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

11,200	Federal National Mortgage Association STRIPS, Zero Coupon, 07/15/16	10,845

	Total U.S. Government Agency Securities (Cost $1,925,654)	1,945,986

U.S. Treasury Obligations — 36.3%
	U.S. Treasury Notes,
60,000	0.125%, 08/31/13	60,000
25,000	0.125%, 12/31/13	24,990
40,000	0.125%, 12/31/14	39,925
60,000	0.250%, 10/31/13	60,038
20,000	0.250%, 11/30/13	20,013
4,000	0.250%, 01/31/14	4,003
5,000	0.250%, 02/28/14	5,004
30,000	0.250%, 03/31/14	30,020
50,000	0.250%, 02/15/15	50,000
20,000	0.250%, 10/15/15	19,969
30,000	0.375%, 06/30/13	30,025
65,000	0.375%, 07/31/13	65,064
10,000	0.375%, 11/15/14	10,025
20,000	0.375%, 03/15/15	20,048
10,000	0.500%, 05/31/13	10,009
10,000	0.500%, 10/15/13	10,021
45,000	0.500%, 11/15/13	45,109
75,000	0.500%, 08/15/14	75,319
85,000	0.500%, 10/15/14	85,388
87,000	0.500%, 07/31/17	86,456
15,000	0.625%, 04/30/13	15,013
20,000	0.625%, 05/31/17	20,016
50,000	0.625%, 08/31/17	49,934
60,000	0.625%, 09/30/17	59,850
10,000	0.625%, 11/30/17	9,960
125,000	0.750%, 09/15/13	125,410
20,000	0.750%, 06/15/14	20,141
50,000	0.750%, 10/31/17	50,121
10,000	0.750%, 12/31/17	10,009
65,000	0.875%, 11/30/16	65,899
85,000	0.875%, 12/31/16	86,149
60,000	0.875%, 01/31/17	60,783
45,000	0.875%, 04/30/17	45,524
35,000	1.000%, 07/15/13	35,112
140,000	1.000%, 05/15/14 (m)	141,345
100,000	1.000%, 08/31/16 (m)	101,883
75,000	1.000%, 09/30/16	76,412
105,000	1.000%, 10/31/16	106,969
170,600	1.125%, 06/15/13 (m)	171,093
60,000	1.250%, 02/15/14 (m)	60,616

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	259

JPMorgan Short Duration Bond Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — Continued
95,000	1.250%, 04/15/14	96,124
20,000	1.250%, 08/31/15	20,473
20,000	1.250%, 09/30/15	20,487
25,000	1.250%, 10/31/15	25,619
30,000	1.375%, 05/15/13	30,077
10,000	1.375%, 11/30/15	10,285
40,000	1.500%, 06/30/16	41,425
76,620	1.500%, 07/31/16 (m)	79,380
25,000	1.750%, 01/31/14	25,361
140,000	1.750%, 07/31/15	144,900
100,000	1.750%, 05/31/16 (m)	104,344
75,000	1.875%, 02/28/14	76,263
30,750	1.875%, 04/30/14	31,349
20,000	1.875%, 06/30/15	20,744
45,000	1.875%, 10/31/17	47,433
60,000	2.000%, 11/30/13	60,820
140,000	2.000%, 01/31/16	146,694
50,000	2.000%, 04/30/16	52,527
5,000	2.125%, 11/30/14	5,166
105,000	2.125%, 02/29/16	110,529
25,000	2.250%, 05/31/14	25,636
112,065	2.250%, 01/31/15	116,373
103,720	2.375%, 08/31/14	107,071
80,000	2.375%, 10/31/14	82,856
80,000	2.375%, 02/28/15	83,375
50,000	2.375%, 03/31/16	53,059
35,000	2.375%, 07/31/17	37,644
19,185	2.500%, 03/31/15 (m)	20,080
15,000	2.500%, 04/30/15	15,722

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

10,000	2.500%, 06/30/17	10,803
30,000	2.625%, 07/31/14	31,025
5,000	2.750%, 11/30/16	5,416
4,300	3.125%, 09/30/13	4,374
15,000	3.125%, 10/31/16	16,434
47,000	3.125%, 04/30/17	51,906
35,000	3.250%, 12/31/16	38,618
105,000	4.000%, 02/15/15	112,690
45,000	4.125%, 05/15/15	48,811
74,675	4.250%, 08/15/14	79,068
15,000	4.250%, 11/15/14	16,027
175,000	4.250%, 08/15/15 (m)	191,912
45,000	4.500%, 11/15/15	50,052
45,000	4.500%, 02/15/16	50,481

	Total U.S. Treasury Obligations (Cost $4,435,091)	4,463,098

SHARES
Short-Term Investment — 0.1%
	Investment Company — 0.1%
17,167	JPMorgan U.S. Government Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $17,167)	17,167

	Total Investments — 99.9% (Cost $12,161,803)	12,297,380
	Other Assets in Excess of Liabilities — 0.1%	12,792

	NET ASSETS — 100.0%	$12,310,172

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

260	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

JPMorgan Treasury & Agency Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Government Agency Securities — 16.7%
	Federal Farm Credit Banks,
9,745	4.000%, 05/21/13	9,828
25,000	4.350%, 09/02/14 (m)	26,536
500	6.270%, 01/26/16	584
4,000	Financing Corp. Fico, Zero Coupon, 11/30/17	3,766
5,223	New Valley Generation I, 7.299%, 03/15/19	6,123
4,094	New Valley Generation II, 5.572%, 05/01/20	4,714

	Total U.S. Government Agency Securities (Cost $49,317)	51,551

U.S. Treasury Obligations — 79.7%
1,000	U.S. Treasury Inflation Indexed Note, 1.250%, 04/15/14	1,125
	U.S. Treasury Notes,
10,000	0.750%, 10/31/17	10,024
20,000	0.875%, 12/31/16	20,270
10,000	0.875%, 04/30/17	10,116
4,000	1.375%, 11/30/15	4,114
7,000	1.750%, 04/15/13	7,014
20,000	1.750%, 07/31/15	20,700
12,000	1.875%, 04/30/14	12,234
70,000	2.000%, 11/30/13	70,957
15,000	2.000%, 01/31/16	15,717
10,000	2.000%, 04/30/16	10,506
5,000	2.125%, 11/30/14	5,166
8,000	2.375%, 10/31/14	8,286
28,000	2.625%, 02/29/16	29,890
15,000	2.625%, 04/30/16	16,050
4,000	3.250%, 12/31/16	4,413

	Total U.S. Treasury Obligations (Cost $243,323)	246,582

SHARES	SECURITY DESCRIPTION	VALUE($)
Short Term Investment — 3.0%
	Investment Company — 3.0%
9,136	JPMorgan Federal Money Market Fund, Institutional Class Shares, 0.010% (b) (l) (Cost $9,136)	9,136

	Total Investments — 99.4% (Cost $301,776)	307,269
	Other Assets in Excess of Liabilities — 0.6%	1,828

	NET ASSETS — 100.0%	$309,097

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	261

J.P. Morgan Income Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF FEBRUARY 28, 2013

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage. The interest rate shown is the rate in effect as of February 28, 2013.
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollars
CLN

—  Credit-Linked Notes. The credit ratings disclosed for the underlying referenced obligations provide an indication of the likelihood or risk that the underlying sovereign issuer will default on payment of principal or interest. The credit ratings on these securities represent the rating from a nationally recognized statistical rating organization and are as of February 28, 2013. Credit ratings are generally considered to be lagging indicators, and as such, credit risk could be greater than the current ratings would indicate.

CMBS	— Commercial Mortgage Backed Security
CMO	— Collateralized Mortgage Obligation
CPI-U	— Consumer Price Index for All Urban Customers
CRC	— Costa Rican Colon
CVA	— Dutch Certification
DIP	— Debtor-in-Possession
DOP	— Dominican Peso
ESOP	— Employee Stock Ownership Program
EUR	— Euro
FGIC	— Insured by Financial Guaranty Insurance Co.
FHA	— Federal Housing Administration
GO	— General Obligation
HB

—  High Coupon Bonds (a.k.a. “IOettes”) represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO’s, the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the Real Estate Mortgage Investment Conduit trust and allocating them to the small principal of the HB class.

IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of February 28, 2013. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
MXN	— Mexican Peso
NGN	— Nigerian Naira
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PIK	— Payment-in-Kind
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

Reg. S.

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
Rev.	— Revenue
RUB	— Russian Ruble

STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of February 28, 2013.
TRY	— New Turkish Lira
UYU	— Uruguayan Peso
VA	— Veterans Administration
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of February 28, 2013.

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted security.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of February 28, 2013.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, unfunded commitments and/or forward foreign currency exchange contracts.

(r)	— Rates shown are per annum and payments are as described.
(t)	— The date shown represents the earliest of the prerefunded date, next put date or final maturity date.
(x)

—  Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown, if applicable, reflects the next call date. The coupon rate shown is the rate in effect as of February 28, 2013.

@

—  The date shown reflects the next call date on which the issuer may redeem the security at par value. The coupon rate for this security is based on par value and is currently in effect as of February 28, 2013.

SEE NOTES TO FINANCIAL STATEMENTS.

262	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

^	— All or a portion of the security is unsettled as of February 28, 2013. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
#	— Security is distressed as of February 28, 2013. The rate at which income is accrued on the security is lower than the stated PIK coupon rate.
†	— The following approximates the value of investments restricted as collateral for swaps to various brokers (amounts in thousands):

Fund	Value
Inflation Managed Bond Fund	$1,970

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	263

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013

(Amounts in thousands, except per share amounts)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
ASSETS:
Investments in non-affiliates, at value	$29,096,830	$2,890,378	$1,760,434
Investments in affiliates, at value	242,848	77,326	117,509

Total investment securities, at value	29,339,678	2,967,704	1,877,943
Cash	43	345	—
Foreign currency, at value	—	63	—
Receivables:
Investment securities sold	4,873	886	94
Fund shares sold	57,215	4,145	3,306
Interest and dividends from non-affiliates	127,032	22,291	6,102
Dividends from affiliates	17	6	1
Variation margin on futures contracts	—	1	—
Unrealized appreciation on forward foreign currency exchange contracts	—	108	—
Outstanding swap contracts, at value	—	5	—
Other assets	—	144	—

Total Assets	29,528,858	2,995,698	1,887,446

LIABILITIES:
Payables:
Dividends	6,796	4,019	1,741
Investment securities purchased	74,519	22,516	—
Fund shares redeemed	49,521	10,637	2,790
Unrealized depreciation on forward foreign currency exchange contracts	—	49	—
Accrued liabilities:
Investment advisory fees	6,285	655	419
Shareholder servicing fees	3,066	449	51
Distribution fees	2,783	439	282
Custodian and accounting fees	366	92	27
Trustees’ and Chief Compliance Officer’s fees	2	1	—	(a)
Transfer agent fees	2,280	210	302
Other	1,751	3,046	130

Total Liabilities	147,369	42,113	5,742

Net Assets	$29,381,489	$2,953,585	$1,881,704

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

264	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
NET ASSETS:
Paid-in-Capital	$27,717,037	$3,069,375	$1,705,540
Accumulated undistributed (distributions in excess of) net investment income	15,204	1,923	921
Accumulated net realized gains (losses)	16,506	(266,037)	6,581
Net unrealized appreciation (depreciation)	1,632,742	148,324	168,662

Total Net Assets	$29,381,489	$2,953,585	$1,881,704

Net Assets:
Class A	$6,347,063	$568,987	$777,517
Class B	42,472	3,748	8,576
Class C	2,549,712	559,441	186,164
Class R2	112,812	9,675	49,501
Class R5	286,302	—	—
Class R6	5,132,037	243,671	—
Institutional Class	—	51,964	—
Select Class	14,911,091	1,516,099	859,946

Total	$29,381,489	$2,953,585	$1,881,704

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	528,100	67,048	67,243
Class B	3,536	439	742
Class C	211,158	65,671	16,159
Class R2	9,399	1,141	4,285
Class R5	23,858	—	—
Class R6	426,943	28,715	—
Institutional Class	—	6,120	—
Select Class	1,241,695	178,747	74,401

Net Asset Value (a):
Class A — Redemption price per share	$12.02	$8.49	$11.56
Class B — Offering price per share (b)	12.01	8.54	11.55
Class C — Offering price per share (b)	12.07	8.52	11.52
Class R2 — Offering and redemption price per share	12.00	8.48	11.55
Class R5 — Offering and redemption price per share	12.00	—	—
Class R6 — Offering and redemption price per share	12.02	8.49	—
Institutional Class — Offering and redemption price per share	—	8.49	—
Select Class — Offering and redemption price per share	12.01	8.48	11.56
Class A maximum sales charge	3.75%	3.75%	3.75%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.49	$8.82	$12.01

Cost of investments in non-affiliates	$27,464,088	$2,742,125	$1,591,772
Cost of investments in affiliates	242,848	77,326	117,509
Cost of foreign currency	—	63	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	265

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands, except per share amounts)

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
ASSETS:
Investments in non-affiliates, at value	$10,940,862	$1,532,147		$429,397
Investments in affiliates, at value	344,234	30,381		83,111
Investments in affiliates — restricted, at value	—	1,970		—

Total investment securities, at value	11,285,096	1,564,498		512,508
Cash	10,404	—		—
Receivables:
Investment securities sold	57,950	—		58
Fund shares sold	23,879	2,845		1,360
Interest and dividends from non-affiliates	177,268	7,239		702
Dividends from affiliates	21	1		5
Outstanding swap contracts, at value	—	4,248		—
Unrealized appreciation on unfunded commitments	69	—		—

Total Assets	11,554,687	1,578,831		514,633

LIABILITIES:
Payables:
Dividends	23,708	—		363
Investment securities purchased	185,169	7,485		—
Fund shares redeemed	22,554	2,707		254
Outstanding swap contracts, at value	—	4,803		—
Accrued liabilities:
Investment advisory fees	5,209	405		43
Administration fees	—	74		—
Shareholder servicing fees	735	89		76
Distribution fees	405	39		49
Custodian and accounting fees	115	41		21
Collateral management fees	—	3		—
Trustees’ and Chief Compliance Officer’s fees	5	—	(a)	—	(a)
Transfer agent fees	2,263	141		53
Other	558	64		58

Total Liabilities	240,721	15,851		917

Net Assets	$11,313,966	$1,562,980		$513,716

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

266	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	High Yield Fund	Inflation Managed Bond Fund	Limited Duration Bond Fund
NET ASSETS:
Paid-in-Capital	$10,581,683	$1,523,626	$610,365
Accumulated undistributed (distributions in excess of) net investment income	13,084	55	(287)
Accumulated net realized gains (losses)	98,149	2,020	(74,359)
Net unrealized appreciation (depreciation)	621,050	37,279	(22,003)

Total Net Assets	$11,313,966	$1,562,980	$513,716

Net Assets:
Class A	$964,864	$160,110	$63,879
Class B	8,585	—	244
Class C	348,508	6,580	63,760
Class R2	16,384	11,476	—
Class R5	102,404	58	—
Class R6	1,746,074	243,756	8,301
Select Class	8,127,147	1,141,000	377,532

Total	$11,313,966	$1,562,980	$513,716

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	118,143	14,813	6,491
Class B	1,048	—	25
Class C	42,629	610	6,548
Class R2	2,010	1,062	—
Class R5	12,476	5	—
Class R6	213,038	22,533	842
Select Class	990,934	105,515	38,373

Net Asset Value (a):
Class A — Redemption price per share	$8.17	$10.81	$9.84
Class B — Offering price per share (b)	8.19	—	9.76
Class C — Offering price per share (b)	8.18	10.78	9.74
Class R2 — Offering and redemption price per share	8.15	10.81	—
Class R5 — Offering and redemption price per share	8.21	10.85	—
Class R6 — Offering and redemption price per share	8.20	10.82	9.85
Select Class — Offering and redemption price per share	8.20	10.81	9.84
Class A maximum sales charge	3.75%	3.75%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$8.49	$11.23	$10.07

Cost of investments in non-affiliates	$10,319,881	$1,494,313	$451,400
Cost of investments in affiliates	344,234	30,381	83,111
Cost of investments in affiliates — restricted	—	1,970	—

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	267

STATEMENTS OF ASSETS AND LIABILITIES

AS OF FEBRUARY 28, 2013 (continued)

(Amounts in thousands, except per share amounts)

	Mortgage-Backed Securities Fund	Short Duration Bond Fund		Treasury & Agency Fund
ASSETS:
Investments in non-affiliates, at value	$4,353,994	$12,280,213		$298,133
Investments in affiliates, at value	76,308	17,167		9,136

Total investment securities, at value	4,430,302	12,297,380		307,269
Cash	2	—		—
Receivables:
Investment securities sold	260	4,435		—
Fund shares sold	12,043	99,053		789
Interest from non-affiliates	12,205	60,044		1,840
Dividends from affiliates	7	—	(a)	—	(a)

Total Assets	4,454,819	12,460,912		309,898

LIABILITIES:
Payables:
Due to custodian	—	236		—
Dividends	2,635	7,103		118
Investment securities purchased	33,519	124,655		—
Fund shares redeemed	9,177	13,898		494
Accrued liabilities:
Investment advisory fees	405	2,297		71
Administration fees	—	—		11
Shareholder servicing fees	295	1,566		—
Distribution fees	63	197		14
Custodian and accounting fees	135	148		8
Trustees’ and Chief Compliance Officer’s fees	1	2		—	(a)
Other	198	638		85

Total Liabilities	46,428	150,740		801

Net Assets	$4,408,391	$12,310,172		$309,097

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

268	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Mortgage-Backed Securities Fund	Short Duration Bond Fund	Treasury & Agency Fund
NET ASSETS:
Paid-in-Capital	$4,243,039	$12,164,409	$303,520
Accumulated undistributed (distributions in excess of) net investment income	2,150	2,588	53
Accumulated net realized gains (losses)	(2,600)	7,598	31
Net unrealized appreciation (depreciation)	165,802	135,577	5,493

Total Net Assets	$4,408,391	$12,310,172	$309,097

Net Assets:
Class A	$294,739	$281,110	$73,424
Class B	—	947	226
Class C	6,592	237,782	—
Class R6	1,864,649	4,077,991	—
Select Class	2,242,411	7,712,342	235,447

Total	$4,408,391	$12,310,172	$309,097

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	24,889	25,627	7,621
Class B	—	85	24
Class C	570	21,541	—
Class R6	160,860	371,308	—
Select Class	193,496	702,152	24,466

Net Asset Value (a):
Class A — Redemption price per share	$11.84	$10.97	$9.63
Class B — Offering price per share (b)	—	11.08	9.62
Class C — Offering price per share (b)	11.57	11.04	—
Class R6 — Offering and redemption price per share	11.59	10.98	—
Select Class — Offering and redemption price per share	11.59	10.98	9.62
Class A maximum sales charge	3.75%	2.25%	2.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$12.30	$11.22	$9.85

Cost of investments in non-affiliates	$4,188,192	$12,144,636	$292,640
Cost of investments in affiliates	76,308	17,167	9,136

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	269

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013

(Amounts in thousands)

	Core Bond Fund	Core Plus Bond Fund	Government Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$946,948	$119,160	$60,868
Dividend income from non-affiliates	—	836	—
Dividend income from affiliates	1,265	309	5

Total investment income	948,213	120,305	60,873

EXPENSES:
Investment advisory fees	83,166	8,170	5,445
Administration fees	23,854	2,343	1,562
Distribution fees:
Class A	15,741	1,295	1,755
Class B	359	32	76
Class C	19,377	3,744	1,550
Class R2	473	38	198
Shareholder servicing fees:
Class A	15,741	1,295	1,755
Class B	120	11	25
Class C	6,459	1,248	516
Class R2	237	19	99
Class R5	119	—	—
Institutional Class	—	47	—
Select Class	35,524	3,691	2,142
Custodian and accounting fees	1,464	349	116
Professional fees	387	140	83
Interest expense to affiliates	—	— (a)	—
Trustees’ and Chief Compliance Officer’s fees	292	29	17
Printing and mailing costs	3,567	261	201
Registration and filing fees	380	123	89
Transfer agent fees	16,766	863	1,805
Other	275	33	23

Total expenses	224,301	23,731	17,457

Less amounts waived	(40,634)	(2,605)	(4,657)
Less earnings credits	(1)	— (a)	—

Net expenses	183,666	21,126	12,800

Net investment income (loss)	764,547	99,179	48,073

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	25,832	7,720	6,697
Futures	—	58	—
Foreign currency transactions	—	(200)	—
Swaps	—	(4,504)	—

Net realized gain (loss)	25,832	3,074	6,697

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	181,121	28,410	(7,667)
Futures	—	8	—
Foreign currency translations	—	41	—
Swaps	—	13	—

Change in net unrealized appreciation/depreciation	181,121	28,472	(7,667)

Net realized/unrealized gains (losses)	206,953	31,546	(970)

Change in net assets resulting from operations	$971,500	$130,725	$47,103

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

270	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	High Yield Fund	Inflation Managed Bond Fund		Limited Duration Bond Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$853,375	$30,257		$8,700
Interest income from affiliates	—	5		—
Dividend income from non-affiliates	8,090	—		—
Dividend income from affiliates	485	74		99

Total investment income	861,950	30,336		8,799

EXPENSES:
Investment advisory fees	75,156	4,986		1,080
Administration fees	9,956	1,225		372
Distribution fees:
Class A	2,634	410		134
Class B	73	—		2
Class C	2,446	42		430
Class R2	66	56		—
Shareholder servicing fees:
Class A	2,634	410		134
Class B	24	—		1
Class C	815	14		144
Class R2	33	28		—
Class R5	38	—	(a)	—
Select Class	21,067	2,611		784
Custodian and accounting fees	489	177		89
Professional fees	351	70		88
Collateral management fees	—	18		—
Trustees’ and Chief Compliance Officer’s fees	122	15		3
Printing and mailing costs	1,597	108		49
Registration and filing fees	233	72		67
Transfer agent fees	8,849	653		182
Other	102	15		36

Total expenses	126,685	10,910		3,595

Less amounts waived	(22,398)	(2,350)		(1,218)
Less earnings credits	(5)	—	(a)	—

Net expenses	104,282	8,560		2,377

Net investment income (loss)	757,668	21,776		6,422

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	171,102	2,798		(4,545)
Swaps	4,919	1,495		—

Net realized gain (loss)	176,021	4,293		(4,545)

Change in net unrealized appreciation/depreciation of:
Investments in non-affiliates	285,646	17,280		20,499
Swaps	(3,898)	(5,566)		—
Unfunded commitments	69	—		—

Change in net unrealized appreciation/depreciation	281,817	11,714		20,499

Net realized/unrealized gains (losses)	457,838	16,007		15,954

Change in net assets resulting from operations	$1,215,506	$37,783		$22,376

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	271

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED FEBRUARY 28, 2013 (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund	Treasury & Agency Fund
INVESTMENT INCOME:
Interest income from non-affiliates	136,361		207,729	5,437
Dividend income from affiliates	395		3	1

Total investment income	136,756		207,732	5,438

EXPENSES:
Investment advisory fees	13,660		29,377	1,026
Administration fees	3,357		10,114	295
Distribution fees:
Class A	752		698	209
Class B	—		9	2
Class C	15		2,056	—
Shareholder servicing fees:
Class A	752		698	209
Class B	—		3	1
Class C	5		686	—
Select Class	4,577		18,392	645
Custodian and accounting fees	453		582	33
Professional fees	114		190	68
Interest expense to affiliates	—		— (a)	— (a)
Trustees’ and Chief Compliance Officer’s fees	42		129	4
Printing and mailing costs	323		742	22
Registration and filing fees	102		158	44
Transfer agent fees	670		1,043	56
Other	45		125	8

Total expenses	24,867		65,002	2,622

Less amounts waived	(11,687)		(7,379)	(893)
Less earnings credits	—	(a)	— (a)	—

Net expenses	13,180		57,623	1,729

Net investment income (loss)	123,576		150,109	3,709

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	159		8,412	1,444

Change in net unrealized appreciation/depreciation of investments in non-affiliates	21,001		(11,755)	(3,654)

Net realized/unrealized gains (losses)	21,160		(3,343)	(2,210)

Change in net assets resulting from operations	$144,736		$146,766	$1,499

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

272	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$764,547	$751,198	$99,179	$97,329
Net realized gain (loss)	25,832	95,877	3,074	5,619
Change in net unrealized appreciation/depreciation	181,121	802,652	28,472	43,365

Change in net assets resulting from operations	971,500	1,649,727	130,725	146,313

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(165,521)	(167,204)	(18,728)	(16,667)
From net realized gains	(8,365)	(10,390)	(318)	(66)
Class B
From net investment income	(952)	(1,627)	(125)	(212)
From net realized gains	(57)	(102)	(2)	(1)
Class C
From net investment income	(51,560)	(57,590)	(14,865)	(12,642)
From net realized gains	(3,423)	(4,104)	(313)	(60)
Class R2
From net investment income	(2,276)	(1,556)	(246)	(25)
From net realized gains	(141)	(104)	(6)	— (a)
Class R5
From net investment income	(7,056)	(6,125)	—	—
From net realized gains	(356)	(344)	—	—
Class R6
From net investment income	(126,119)	(101,474)	(6,951)	(5,451)
From net realized gains	(6,200)	(5,323)	(151)	(13)
Institutional Class
From net investment income	—	—	(1,823)	(1,794)
From net realized gains	—	—	(27)	(6)
Select Class
From net investment income	(397,079)	(415,417)	(54,671)	(60,457)
From net realized gains	(19,341)	(21,935)	(850)	(224)

Total distributions to shareholders	(788,446)	(793,295)	(99,076)	(97,618)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	4,609,886	4,473,640	649,309	156,718

NET ASSETS:
Change in net assets	4,792,940	5,330,072	680,958	205,413
Beginning of period	24,588,549	19,258,477	2,272,627	2,067,214

End of period	$29,381,489	$24,588,549	$2,953,585	$2,272,627

Accumulated undistributed (distributions in excess of) net investment income	$15,204	$1,207	$1,923	$301

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	273

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$48,073	$48,187	$757,668	$727,025
Net realized gain (loss)	6,697	2,828	176,021	92,444
Change in net unrealized appreciation/depreciation	(7,667)	87,815	281,817	(361,348)

Change in net assets resulting from operations	47,103	138,830	1,215,506	458,121

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(18,040)	(17,585)	(65,704)	(67,049)
From net realized gains	—	(929)	(6,639)	(20,119)
Class B
From net investment income	(185)	(367)	(547)	(823)
From net realized gains	—	(19)	(59)	(223)
Class C
From net investment income	(3,797)	(4,430)	(18,786)	(16,077)
From net realized gains	—	(289)	(2,270)	(4,993)
Class R2
From net investment income	(934)	(555)	(829)	(343)
From net realized gains	—	(31)	(101)	(105)
Class R5
From net investment income	—	—	(5,024)	(2,854)
From net realized gains	—	—	(633)	(911)
Class R6
From net investment income	—	—	(109,665)	(80,546)
From net realized gains	—	—	(10,696)	(24,047)
Select Class
From net investment income	(24,161)	(25,246)	(545,063)	(564,218)
From net realized gains	—	(1,151)	(52,799)	(160,198)

Total distributions to shareholders	(47,117)	(50,602)	(818,815)	(942,506)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	258,662	44,573	(613,323)	2,452,261

NET ASSETS:
Change in net assets	258,648	132,801	(216,632)	1,967,876
Beginning of period	1,623,056	1,490,255	11,530,598	9,562,722

End of period	$1,881,704	$1,623,056	$11,313,966	$11,530,598

Accumulated undistributed (distributions in excess of) net investment income	$921	$(35)	$13,084	$427

SEE NOTES TO FINANCIAL STATEMENTS.

274	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$21,776	$19,836	$6,422	$8,224
Net realized gain (loss)	4,293	9,953	(4,545)	20
Change in net unrealized appreciation/depreciation	11,714	21,681	20,499	(605)

Change in net assets resulting from operations	37,783	51,470	22,376	7,639

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(2,393)	(2,260)	(687)	(1,046)
From net realized gains	(800)	(558)	—	—
Class B
From net investment income	—	—	(2)	(6)
Class C
From net investment income	(50)	(47)	(466)	(782)
From net realized gains	(30)	(18)	—	—
Class R2
From net investment income	(138)	(202)	—	—
From net realized gains	(52)	(55)	—	—
Class R5
From net investment income	(1)	(1)	—	—
From net realized gains	— (a)	— (a)	—	—
Class R6
From net investment income	(3,137)	(2,475)	(122)	(85)
From net realized gains	(1,046)	(664)	—	—
Select Class
From net investment income	(15,953)	(14,952)	(4,794)	(5,955)
From net realized gains	(5,610)	(3,346)	—	—

Total distributions to shareholders	(29,210)	(24,578)	(6,071)	(7,874)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	366,379	733,633	98,721	1,632

NET ASSETS:
Change in net assets	374,952	760,525	115,026	1,397
Beginning of period	1,188,028	427,503	398,690	397,293

End of period	$1,562,980	$1,188,028	$513,716	$398,690

Accumulated undistributed (distributions in excess of) net investment income	$55	$(49)	$(287)	$(638)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	275

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$123,576	$120,438	$150,109	$169,431
Net realized gain (loss)	159	3,426	8,412	21,965
Change in net unrealized appreciation/depreciation	21,001	49,883	(11,755)	21,681

Change in net assets resulting from operations	144,736	173,747	146,766	213,077

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(8,251)	(8,707)	(2,684)	(3,453)
From net realized gains	—	—	(71)	(509)
Class B
From net investment income	—	—	(5)	(14)
From net realized gains	—	—	— (a)	(3)
Class C (b)
From net investment income	(52)	—	(1,298)	(2,492)
From net realized gains	—	—	(64)	(580)
Class R6
From net investment income	(56,794)	(71,956)	(55,759)	(60,494)
From net realized gains	—	—	(1,029)	(6,372)
Select Class
From net investment income	(56,567)	(39,985)	(88,264)	(102,925)
From net realized gains	—	—	(1,840)	(12,400)

Total distributions to shareholders	(121,664)	(120,648)	(151,014)	(189,242)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	1,326,100	783,092	1,279,244	700,670

NET ASSETS:
Change in net assets	1,349,172	836,191	1,274,996	724,505
Beginning of period	3,059,219	2,223,028	11,035,176	10,310,671

End of period	$4,408,391	$3,059,219	$12,310,172	$11,035,176

Accumulated undistributed (distributions in excess of) net investment income	$2,150	$238	$2,588	$489

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

276	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Treasury & Agency Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,709	$5,766
Net realized gain (loss)	1,444	3,459
Change in net unrealized appreciation/depreciation	(3,654)	(883)

Change in net assets resulting from operations	1,499	8,342

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(729)	(1,011)
From net realized gains	(383)	(866)
Class B
From net investment income	(1)	(3)
From net realized gains	(1)	(5)
Select Class
From net investment income	(2,899)	(4,411)
From net realized gains	(1,168)	(3,255)

Total distributions to shareholders	(5,181)	(9,551)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(92,221)	(65,660)

NET ASSETS:
Change in net assets	(95,903)	(66,869)
Beginning of period	405,000	471,869

End of period	$309,097	$405,000

Accumulated undistributed (distributions in excess of) net investment income	$53	$(27)

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	277

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,473,187	$3,237,584	$289,856	$213,708
Distributions reinvested	166,337	167,616	18,194	14,788
Cost of shares redeemed	(2,274,781)	(1,636,587)	(169,224)	(139,858)

Change in net assets resulting from Class A capital transactions	$364,743	$1,768,613	$138,826	$88,638

Class B
Proceeds from shares issued	$2,026	$3,665	$762	$1,052
Distributions reinvested	960	1,550	117	183
Cost of shares redeemed	(14,656)	(29,945)	(2,178)	(2,636)

Change in net assets resulting from Class B capital transactions	$(11,670)	$(24,730)	$(1,299)	$(1,401)

Class C
Proceeds from shares issued	$754,843	$787,975	$266,890	$203,046
Distributions reinvested	51,441	54,239	14,860	11,288
Cost of shares redeemed	(675,153)	(705,633)	(126,679)	(110,440)

Change in net assets resulting from Class C capital transactions	$131,131	$136,581	$155,071	$103,894

Class R2
Proceeds from shares issued	$64,077	$38,188	$11,358	$596
Distributions reinvested	2,081	1,353	236	17
Cost of shares redeemed	(20,869)	(11,441)	(2,915)	(58)

Change in net assets resulting from Class R2 capital transactions	$45,289	$28,100	$8,679	$555

Class R5
Proceeds from shares issued	$191,720	$110,448	$—	$—
Distributions reinvested	5,688	4,516	—	—
Cost of shares redeemed	(103,038)	(53,846)	—	—

Change in net assets resulting from Class R5 capital transactions	$94,370	$61,118	$—	$—

Class R6
Proceeds from shares issued	$2,556,486	$1,224,327	$206,827	$27,195
Distributions reinvested	124,092	100,309	4,374	2,676
Cost of shares redeemed	(793,430)	(546,737)	(32,972)	(125,950)

Change in net assets resulting from Class R6 capital transactions	$1,887,148	$777,899	$178,229	$(96,079)

Institutional Class
Proceeds from shares issued	$—	$—	$34,794	$42,118
Distributions reinvested	—	—	1,247	1,304
Cost of shares redeemed	—	—	(23,769)	(32,382)

Change in net assets resulting from Institutional Class capital transactions	$—	$—	$12,272	$11,040

Select Class
Proceeds from shares issued	$5,700,746	$5,238,417	$302,317	$202,775
Distributions reinvested	350,053	340,290	12,248	12,287
Cost of shares redeemed	(3,951,924)	(3,852,648)	(157,034)	(164,991)

Change in net assets resulting from Select Class capital transactions	$2,098,875	$1,726,059	$157,531	$50,071

Total change in net assets resulting from capital transactions	$4,609,886	$4,473,640	$649,309	$156,718

SEE NOTES TO FINANCIAL STATEMENTS.

278	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Core Bond Fund		Core Plus Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	205,673	275,296	34,258	25,844
Reinvested	13,809	14,259	2,150	1,792
Redeemed	(189,218)	(139,217)	(19,972)	(16,943)

Change in Class A Shares	30,264	150,338	16,436	10,693

Class B
Issued	168	311	89	127
Reinvested	80	132	14	22
Redeemed	(1,219)	(2,574)	(256)	(318)

Change in Class B Shares	(971)	(2,131)	(153)	(169)

Class C
Issued	62,430	66,384	31,440	24,461
Reinvested	4,251	4,594	1,749	1,361
Redeemed	(55,855)	(60,129)	(14,903)	(13,331)

Change in Class C Shares	10,826	10,849	18,286	12,491

Class R2
Issued	5,333	3,246	1,346	72
Reinvested	173	115	28	2
Redeemed	(1,735)	(974)	(344)	(7)

Change in Class R2 Shares	3,771	2,387	1,030	67

Class R5
Issued	15,946	9,425	—	—
Reinvested	473	384	—	—
Redeemed	(8,574)	(4,573)	—	—

Change in Class R5 Shares	7,845	5,236	—	—

Class R6
Issued	212,358	104,207	24,412	3,327
Reinvested	10,300	8,545	516	324
Redeemed	(65,843)	(46,397)	(3,870)	(15,306)

Change in Class R6 Shares	156,815	66,355	21,058	(11,655)

Institutional Class
Issued	—	—	4,113	5,076
Reinvested	—	—	148	158
Redeemed	—	—	(2,811)	(3,902)

Change in Institutional Class Shares	—	—	1,450	1,332

Select Class
Issued	474,033	446,527	35,923	24,525
Reinvested	29,082	28,973	1,447	1,489
Redeemed	(328,768)	(327,134)	(18,592)	(20,005)

Change in Select Class Shares	174,347	148,366	18,778	6,009

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	279

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$478,620	$326,590	$476,797	$738,348
Distributions reinvested	12,845	12,481	66,399	76,054
Cost of shares redeemed	(328,287)	(230,354)	(718,161)	(521,842)
Redemption fees	—	—	—	9

Change in net assets resulting from Class A capital transactions	$163,178	$108,717	$(174,965)	$292,569

Class B
Proceeds from shares issued	$538	$481	$623	$658
Distributions reinvested	148	292	536	816
Cost of shares redeemed	(3,793)	(9,587)	(3,959)	(7,655)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class B capital transactions	$(3,107)	$(8,814)	$(2,800)	$(6,181)

Class C
Proceeds from shares issued	$54,213	$89,298	$114,891	$115,009
Distributions reinvested	3,466	4,163	18,187	16,966
Cost of shares redeemed	(73,226)	(73,235)	(76,506)	(86,722)
Redemption fees	—	—	—	3

Change in net assets resulting from Class C capital transactions	$(15,547)	$20,226	$56,572	$45,256

Class R2
Proceeds from shares issued	$47,597	$18,405	$13,080	$5,073
Distributions reinvested	495	227	746	293
Cost of shares redeemed	(23,650)	(10,359)	(5,007)	(1,780)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R2 capital transactions	$24,442	$8,273	$8,819	$3,586

Class R5
Proceeds from shares issued	$—	$—	$61,004	$43,132
Distributions reinvested	—	—	5,377	3,545
Cost of shares redeemed	—	—	(17,412)	(21,763)
Redemption fees	—	—	—	— (a)

Change in net assets resulting from Class R5 capital transactions	$—	$—	$48,969	$24,914

Class R6
Proceeds from shares issued	$—	$—	$790,566	$827,721
Distributions reinvested	—	—	94,179	75,212
Cost of shares redeemed	—	—	(655,244)	(329,773)
Redemption fees	—	—	—	10

Change in net assets resulting from Class R6 capital transactions	$—	$—	$229,501	$573,170

Select Class
Proceeds from shares issued	$389,014	$195,915	$2,995,658	$3,634,423
Distributions reinvested	6,187	4,870	284,125	285,758
Cost of shares redeemed	(305,505)	(284,614)	(4,059,202)	(2,401,309)
Redemption fees	—	—	—	75

Change in net assets resulting from Select Class capital transactions	$89,696	$(83,829)	$(779,419)	$1,518,947

Total change in net assets resulting from capital transactions	$258,662	$44,573	$(613,323)	$2,452,261

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

280	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Government Bond Fund		High Yield Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	41,137	28,622	59,650	93,473
Reinvested	1,104	1,102	8,301	9,736
Redeemed	(28,271)	(20,333)	(89,709)	(66,177)

Change in Class A Shares	13,970	9,391	(21,758)	37,032

Class B
Issued	46	43	77	82
Reinvested	13	26	67	104
Redeemed	(328)	(865)	(494)	(943)

Change in Class B Shares	(269)	(796)	(350)	(757)

Class C
Issued	4,685	7,814	14,407	14,486
Reinvested	300	369	2,267	2,168
Redeemed	(6,334)	(6,553)	(9,503)	(11,002)

Change in Class C Shares	(1,349)	1,630	7,171	5,652

Class R2
Issued	4,098	1,616	1,657	639
Reinvested	42	20	93	37
Redeemed	(2,034)	(918)	(624)	(226)

Change in Class R2 Shares	2,106	718	1,126	450

Class R5
Issued	—	—	7,560	5,338
Reinvested	—	—	666	452
Redeemed	—	—	(2,150)	(2,692)

Change in Class R5 Shares	—	—	6,076	3,098

Class R6
Issued	—	—	98,384	104,498
Reinvested	—	—	11,729	9,625
Redeemed	—	—	(81,730)	(40,812)

Change in Class R6 Shares	—	—	28,383	73,311

Select Class
Issued	33,436	17,287	374,074	458,009
Reinvested	532	430	35,370	36,602
Redeemed	(26,241)	(25,960)	(506,376)	(301,621)

Change in Select Class Shares	7,727	(8,243)	(96,932)	192,990

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	281

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$76,699	$124,848	$27,680	$15,799
Distributions reinvested	2,806	2,448	616	838
Cost of shares redeemed	(54,717)	(24,314)	(14,606)	(37,965)

Change in net assets resulting from Class A capital transactions	$24,788	$102,982	$13,690	$(21,328)

Class B
Proceeds from shares issued	$—	$—	$64	$146
Distributions reinvested	—	—	2	5
Cost of shares redeemed	—	—	(117)	(684)

Change in net assets resulting from Class B capital transactions	$—	$—	$(51)	$(533)

Class C
Proceeds from shares issued	$3,542	$4,750	$29,757	$10,688
Distributions reinvested	80	65	439	711
Cost of shares redeemed	(1,376)	(881)	(22,992)	(23,666)

Change in net assets resulting from Class C capital transactions	$2,246	$3,934	$7,204	$(12,267)

Class R2
Proceeds from shares issued	$2,408	$16,176	$—	$—
Distributions reinvested	190	257	—	—
Cost of shares redeemed	(2,362)	(5,493)	—	—

Change in net assets resulting from Class R2 capital transactions	$236	$10,940	$—	$—

Class R5
Distributions reinvested	$1	$1	$—	$—

Change in net assets resulting from Class R5 capital transactions	$1	$1	$—	$—

Class R6
Proceeds from shares issued	$119,263	$127,370	$7,265	$241
Distributions reinvested	2,940	2,020	105	60
Cost of shares redeemed	(47,770)	(17,281)	(3,020)	(531)

Change in net assets resulting from Class R6 capital transactions	$74,433	$112,109	$4,350	$(230)

Select Class
Proceeds from shares issued	$616,700	$673,454	$142,554	$77,630
Distributions reinvested	6,458	5,771	857	1,247
Cost of shares redeemed	(358,483)	(175,558)	(69,883)	(42,887)

Change in net assets resulting from Select Class capital transactions	$264,675	$503,667	$73,528	$35,990

Total change in net assets resulting from capital transactions	$366,379	$733,633	$98,721	$1,632

SEE NOTES TO FINANCIAL STATEMENTS.

282	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Inflation Managed Bond Fund		Limited Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	7,130	11,820	2,848	1,673
Reinvested	260	232	64	89
Redeemed	(5,065)	(2,295)	(1,506)	(4,018)

Change in Class A Shares	2,325	9,757	1,406	(2,256)

Class B
Issued	—	—	7	15
Reinvested	—	—	— (a)	1
Redeemed	—	—	(12)	(73)

Change in Class B Shares	—	—	(5)	(57)

Class C
Issued	330	450	3,100	1,143
Reinvested	7	6	46	76
Redeemed	(128)	(83)	(2,400)	(2,532)

Change in Class C Shares	209	373	746	(1,313)

Class R2
Issued	223	1,532	—	—
Reinvested	18	24	—	—
Redeemed	(219)	(521)	—	—

Change in Class R2 Shares	22	1,035	—	—

Class R5
Reinvested	— (a)	— (a)	—	—

Change in Class R5 Shares	— (a)	— (a)	—	—

Class R6
Issued	11,044	12,071	756	25
Reinvested	273	191	11	6
Redeemed	(4,426)	(1,642)	(309)	(56)

Change in Class R6 Shares	6,891	10,620	458	(25)

Select Class
Issued	57,067	63,575	14,605	8,200
Reinvested	598	546	89	132
Redeemed	(33,202)	(16,617)	(7,217)	(4,545)

Change in Select Class Shares	24,463	47,504	7,477	3,787

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	283

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$210,270	$179,183	$145,512	$156,917
Distributions reinvested	7,733	7,956	2,588	3,566
Cost of shares redeemed	(181,363)	(111,826)	(126,947)	(151,573)

Change in net assets resulting from Class A capital transactions	$36,640	$75,313	$21,153	$8,910

Class B
Proceeds from shares issued	$—	$—	$212	$485
Distributions reinvested	—	—	5	14
Cost of shares redeemed	—	—	(679)	(1,229)

Change in net assets resulting from Class B capital transactions	$—	$—	$(462)	$(730)

Class C (a)
Proceeds from shares issued	$6,799	$—	$107,643	$136,801
Distributions reinvested	48	—	1,316	2,901
Cost of shares redeemed	(225)	—	(168,176)	(164,985)

Change in net assets resulting from Class C capital transactions	$6,622	$—	$(59,217)	$(25,283)

Class R6
Proceeds from shares issued	$434,232	$109,623	$3,283,601	$2,828,419
Distributions reinvested	53,924	68,234	25,867	34,592
Cost of shares redeemed	(174,228)	(137,520)	(2,759,024)	(2,246,411)

Change in net assets resulting from Class R6 capital transactions	$313,928	$40,337	$550,444	$616,600

Select Class
Proceeds from shares issued	$1,693,505	$1,030,428	$5,354,974	$3,966,568
Distributions reinvested	32,003	26,656	14,993	13,530
Cost of shares redeemed	(756,598)	(389,642)	(4,602,641)	(3,878,925)

Change in net assets resulting from Select Class capital transactions	$968,910	$667,442	$767,326	$101,173

Total change in net assets resulting from capital transactions	$1,326,100	$783,092	$1,279,244	$700,670

(a)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

284	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Mortgage-Backed Securities Fund		Short Duration Bond Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012	Year Ended 2/28/2013	Year Ended 2/29/2012
SHARE TRANSACTIONS:
Class A
Issued	17,763	15,364	13,248	14,292
Reinvested	654	684	236	325
Redeemed	(15,308)	(9,598)	(11,559)	(13,803)

Change in Class A Shares	3,109	6,450	1,925	814

Class B
Issued	—	—	19	44
Reinvested	—	—	— (a)	1
Redeemed	—	—	(61)	(111)

Change in Class B Shares	—	—	(42)	(66)

Class C (b)
Issued	585	—	9,740	12,382
Reinvested	4	—	119	263
Redeemed	(19)	—	(15,219)	(14,930)

Change in Class C Shares	570	—	(5,360)	(2,285)

Class R6
Issued	37,543	9,610	298,488	257,324
Reinvested	4,654	5,992	2,353	3,148
Redeemed	(15,014)	(11,987)	(250,857)	(204,160)

Change in Class R6 Shares	27,183	3,615	49,984	56,312

Select Class
Issued	146,075	90,151	487,008	360,863
Reinvested	2,762	2,337	1,364	1,232
Redeemed	(65,237)	(34,058)	(418,511)	(352,693)

Change in Select Class Shares	83,600	58,430	69,861	9,402

(a)	Amount rounds to less than 1,000.
(b)	Commencement of offering of class of shares effective July 2, 2012 for Mortgage-Backed Securities Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	285

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Treasury & Agency Fund
	Year Ended 2/28/2013	Year Ended 2/29/2012
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$14,284	$36,901
Distributions reinvested	1,087	1,689
Cost of shares redeemed	(31,940)	(47,250)

Change in net assets resulting from Class A capital transactions	$(16,569)	$(8,660)

Class B
Proceeds from shares issued	$28	$76
Distributions reinvested	2	7
Cost of shares redeemed	(209)	(446)

Change in net assets resulting from Class B capital transactions	$(179)	$(363)

Select Class
Proceeds from shares issued	$97,150	$101,413
Distributions reinvested	1,675	2,735
Cost of shares redeemed	(174,298)	(160,785)

Change in net assets resulting from Select Class capital transactions	$(75,473)	$(56,637)

Total change in net assets resulting from capital transactions	$(92,221)	$(65,660)

SHARE TRANSACTIONS:
Class A
Issued	1,471	3,755
Reinvested	112	172
Redeemed	(3,290)	(4,794)

Change in Class A Shares	(1,707)	(867)

Class B
Issued	3	8
Reinvested	— (a)	1
Redeemed	(21)	(46)

Change in Class B Shares	(18)	(37)

Select Class
Issued	10,011	10,307
Reinvested	173	279
Redeemed	(17,952)	(16,370)

Change in Select Class Shares	(7,768)	(5,784)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

286	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

THIS PAGE IS INTENTIONALLY LEFT BLANK

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	287

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Core Bond Fund
Class A
Year Ended February 28, 2013	$11.93	$0.32	(f)	$0.11	$0.43	$(0.32)	$(0.02)	$(0.34)
Year Ended February 29, 2012	11.46	0.40	(f)	0.49	0.89	(0.40)	(0.02)	(0.42)
Year Ended February 28, 2011	11.23	0.42	(f)	0.22	0.64	(0.41)	—	(0.41)
Year Ended February 28, 2010	10.59	0.55	(f)	0.64	1.19	(0.55)	—	(0.55)
Year Ended February 28, 2009	11.04	0.55	(f)	(0.46)	0.09	(0.54)	—	(0.54)

Class B
Year Ended February 28, 2013	11.92	0.25	(f)	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.45	0.33	(f)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.22	0.34	(f)	0.22	0.56	(0.33)	—	(0.33)
Year Ended February 28, 2010	10.58	0.48	(f)	0.63	1.11	(0.47)	—	(0.47)
Year Ended February 28, 2009	11.03	0.47	(f)	(0.45)	0.02	(0.47)	—	(0.47)

Class C
Year Ended February 28, 2013	11.98	0.25	(f)	0.10	0.35	(0.24)	(0.02)	(0.26)
Year Ended February 29, 2012	11.51	0.33	(f)	0.48	0.81	(0.32)	(0.02)	(0.34)
Year Ended February 28, 2011	11.28	0.34	(f)	0.23	0.57	(0.34)	—	(0.34)
Year Ended February 28, 2010	10.65	0.46	(f)	0.65	1.11	(0.48)	—	(0.48)
Year Ended February 28, 2009	11.09	0.48	(f)	(0.45)	0.03	(0.47)	—	(0.47)

Class R2
Year Ended February 28, 2013	11.91	0.29	(f)	0.11	0.40	(0.29)	(0.02)	(0.31)
Year Ended February 29, 2012	11.45	0.37	(f)	0.48	0.85	(0.37)	(0.02)	(0.39)
Year Ended February 28, 2011	11.22	0.39	(f)	0.22	0.61	(0.38)	—	(0.38)
Year Ended February 28, 2010	10.59	0.49	(f)	0.67	1.16	(0.53)	—	(0.53)
November 3, 2008 (g) through February 28, 2009	10.26	0.17	(f)	0.34	0.51	(0.18)	—	(0.18)

Class R5
Year Ended February 28, 2013	11.91	0.36	(f)	0.10	0.46	(0.35)	(0.02)	(0.37)
Year Ended February 29, 2012	11.44	0.43	(f)	0.49	0.92	(0.43)	(0.02)	(0.45)
Year Ended February 28, 2011	11.21	0.45	(f)	0.22	0.67	(0.44)	—	(0.44)
Year Ended February 28, 2010	10.58	0.58	(f)	0.63	1.21	(0.58)	—	(0.58)
Year Ended February 28, 2009	11.02	0.58	(f)	(0.45)	0.13	(0.57)	—	(0.57)

Class R6 (h)
Year Ended February 28, 2013	11.92	0.36	(f)	0.12	0.48	(0.36)	(0.02)	(0.38)
Year Ended February 29, 2012	11.46	0.44	(f)	0.48	0.92	(0.44)	(0.02)	(0.46)
Year Ended February 28, 2011	11.22	0.46	(f)	0.23	0.69	(0.45)	—	(0.45)
Year Ended February 28, 2010	10.59	0.59	(f)	0.63	1.22	(0.59)	—	(0.59)
Year Ended February 28, 2009	11.03	0.58	(f)	(0.45)	0.13	(0.57)	—	(0.57)

Select Class
Year Ended February 28, 2013	11.92	0.34	(f)	0.11	0.45	(0.34)	(0.02)	(0.36)
Year Ended February 29, 2012	11.45	0.42	(f)	0.49	0.91	(0.42)	(0.02)	(0.44)
Year Ended February 28, 2011	11.22	0.44	(f)	0.22	0.66	(0.43)	—	(0.43)
Year Ended February 28, 2010	10.58	0.56	(f)	0.64	1.20	(0.56)	—	(0.56)
Year Ended February 28, 2009	11.03	0.56	(f)	(0.46)	0.10	(0.55)	—	(0.55)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of offering of class of shares.
(h)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

288	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$12.02	3.56%	$6,347,063	0.74%	2.68%	0.97%	15%
11.93	7.89	5,937,341	0.75	3.40	0.98	20
11.46	5.75	3,982,404	0.74	3.62	0.97	24
11.23	11.45	3,154,129	0.73	4.94	0.97	18
10.59	0.87	1,322,130	0.75	5.12	0.98	18

12.01	2.91	42,472	1.39	2.04	1.47	15
11.92	7.17	53,729	1.40	2.78	1.48	20
11.45	5.06	76,034	1.39	2.98	1.46	24
11.22	10.71	118,596	1.38	4.37	1.47	18
10.58	0.21	80,648	1.40	4.42	1.48	18

12.07	2.91	2,549,712	1.39	2.03	1.47	15
11.98	7.15	2,400,830	1.40	2.76	1.48	20
11.51	5.04	2,181,719	1.39	2.97	1.47	24
11.28	10.65	2,326,774	1.38	4.12	1.47	18
10.65	0.33	250,444	1.40	4.46	1.48	18

12.00	3.32	112,812	0.99	2.40	1.22	15
11.91	7.54	67,044	1.00	3.14	1.23	20
11.45	5.51	37,096	0.99	3.36	1.22	24
11.22	11.16	14,608	0.98	4.41	1.22	18
10.59	5.00	63	1.00	4.96	1.25	18

12.00	3.87	286,302	0.44	2.96	0.52	15
11.91	8.21	190,711	0.45	3.70	0.53	20
11.44	6.06	123,327	0.44	3.91	0.51	24
11.21	11.69	470,155	0.43	5.26	0.53	18
10.58	1.26	259,552	0.45	5.43	0.53	18

12.02	3.98	5,132,037	0.39	3.01	0.47	15
11.92	8.16	3,221,144	0.40	3.75	0.48	20
11.46	6.22	2,334,504	0.39	3.98	0.47	24
11.22	11.72	1,144,420	0.39	5.36	0.47	18
10.59	1.30	754,336	0.40	5.41	0.48	18

12.01	3.73	14,911,091	0.57	2.84	0.72	15
11.92	8.09	12,717,750	0.58	3.58	0.73	20
11.45	5.96	10,523,393	0.57	3.79	0.72	24
11.22	11.61	7,029,375	0.57	5.08	0.72	18
10.58	1.03	2,699,976	0.60	5.21	0.73	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	289

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain		Total distributions
Core Plus Bond Fund
Class A
Year Ended February 28, 2013	$8.38	$0.31	(f)	$0.10	$0.41	$(0.30)	$—	(g)	$(0.30)
Year Ended February 29, 2012	8.19	0.38	(f)	0.19	0.57	(0.38)	—	(g)	(0.38)
Year Ended February 28, 2011	7.85	0.37	(f)	0.34	0.71	(0.37)	—		(0.37)
Year Ended February 28, 2010	7.03	0.43	(f)	0.82	1.25	(0.43)	—		(0.43)
Year Ended February 28, 2009	7.85	0.41	(f)	(0.82)	(0.41)	(0.41)	—		(0.41)

Class B
Year Ended February 28, 2013	8.43	0.26	(f)	0.10	0.36	(0.25)	—	(g)	(0.25)
Year Ended February 29, 2012	8.24	0.33	(f)	0.19	0.52	(0.33)	—	(g)	(0.33)
Year Ended February 28, 2011	7.89	0.33	(f)	0.34	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.06	0.38	(f)	0.83	1.21	(0.38)	—		(0.38)
Year Ended February 28, 2009	7.89	0.37	(f)	(0.83)	(0.46)	(0.37)	—		(0.37)

Class C
Year Ended February 28, 2013	8.42	0.26	(f)	0.09	0.35	(0.25)	—	(g)	(0.25)
Year Ended February 29, 2012	8.23	0.33	(f)	0.19	0.52	(0.33)	—	(g)	(0.33)
Year Ended February 28, 2011	7.88	0.32	(f)	0.35	0.67	(0.32)	—		(0.32)
Year Ended February 28, 2010	7.05	0.38	(f)	0.84	1.22	(0.39)	—		(0.39)
Year Ended February 28, 2009	7.89	0.37	(f)	(0.84)	(0.47)	(0.37)	—		(0.37)

Class R2
Year Ended February 28, 2013	8.38	0.28	(f)	0.09	0.37	(0.27)	—	(g)	(0.27)
Year Ended February 29, 2012	8.20	0.35	(f)	0.18	0.53	(0.35)	—	(g)	(0.35)
Year Ended February 28, 2011	7.85	0.34	(f)	0.35	0.69	(0.34)	—		(0.34)
Year Ended February 28, 2010	7.03	0.40	(f)	0.82	1.22	(0.40)	—		(0.40)
November 3, 2008 (h) through February 28, 2009	6.90	0.13	(f)	0.12	0.25	(0.12)	—		(0.12)

Class R6 (i)
Year Ended February 28, 2013	8.38	0.34	(f)	0.10	0.44	(0.33)	—	(g)	(0.33)
Year Ended February 29, 2012	8.19	0.41	(f)	0.19	0.60	(0.41)	—	(g)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(f)	0.34	0.74	(0.40)	—		(0.40)
Year Ended February 28, 2010	7.02	0.45	(f)	0.84	1.29	(0.46)	—		(0.46)
Year Ended February 28, 2009	7.85	0.44	(f)	(0.82)	(0.38)	(0.45)	—		(0.45)

Institutional Class
Year Ended February 28, 2013	8.39	0.33	(f)	0.10	0.43	(0.33)	—	(g)	(0.33)
Year Ended February 29, 2012	8.20	0.40	(f)	0.20	0.60	(0.41)	—	(g)	(0.41)
Year Ended February 28, 2011	7.85	0.40	(f)	0.34	0.74	(0.39)	—		(0.39)
June 19, 2009 (h) through February 28, 2010	7.38	0.31	(f)	0.48	0.79	(0.32)	—		(0.32)

Select Class
Year Ended February 28, 2013	8.38	0.32	(f)	0.09	0.41	(0.31)	—	(g)	(0.31)
Year Ended February 29, 2012	8.19	0.39	(f)	0.19	0.58	(0.39)	—	(g)	(0.39)
Year Ended February 28, 2011	7.85	0.38	(f)	0.34	0.72	(0.38)	—		(0.38)
Year Ended February 28, 2010	7.02	0.44	(f)	0.83	1.27	(0.44)	—		(0.44)
Year Ended February 28, 2009	7.85	0.42	(f)	(0.82)	(0.40)	(0.43)	—		(0.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

290	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.49	5.06%	$568,987	0.73%	3.67%	0.95%	25%
8.38	7.19	424,254	0.75	4.63	0.97	23
8.19	9.23	327,106	0.73	4.62	0.97	22
7.85	18.14	168,775	0.77	5.59	0.97	26
7.03	(5.32)	50,659	0.92	5.51	0.99	17

8.54	4.33	3,748	1.38	3.04	1.45	25
8.43	6.44	4,990	1.40	3.99	1.47	23
8.24	8.60	6,270	1.38	4.03	1.47	22
7.89	17.49	7,674	1.40	5.00	1.48	26
7.06	(5.93)	4,295	1.45	4.93	1.49	17

8.52	4.27	559,441	1.38	3.02	1.45	25
8.42	6.48	398,777	1.40	3.97	1.47	23
8.23	8.63	287,042	1.38	3.97	1.47	22
7.88	17.58	152,695	1.39	4.90	1.46	26
7.05	(5.99)	16,495	1.45	5.08	1.50	17

8.48	4.56	9,675	1.13	3.25	1.20	25
8.38	6.66	927	1.15	4.21	1.22	23
8.20	8.93	357	1.13	4.22	1.22	22
7.85	17.71	210	1.14	5.21	1.22	26
7.03	3.68	52	1.17	5.83	1.29	17

8.49	5.40	243,671	0.39	3.99	0.45	25
8.38	7.57	64,170	0.39	5.01	0.46	23
8.19	9.60	158,216	0.38	4.92	0.47	22
7.85	18.76	18,465	0.40	5.94	0.48	26
7.02	(4.98)	15,642	0.45	5.95	0.49	17

8.49	5.20	51,964	0.47	3.94	0.55	25
8.39	7.47	39,168	0.48	4.90	0.57	23
8.20	9.63	27,374	0.47	4.93	0.57	22
7.85	10.89	46,561	0.48	5.73	0.56	26

8.48	5.05	1,516,099	0.63	3.78	0.70	25
8.38	7.28	1,340,341	0.64	4.74	0.72	23
8.19	9.35	1,260,849	0.63	4.75	0.72	22
7.85	18.46	937,874	0.65	5.81	0.73	26
7.02	(5.21)	662,140	0.67	5.73	0.74	17

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	291

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Government Bond Fund
Class A
Year Ended February 28, 2013	$11.55	$0.30	$0.01		$0.31	$(0.30)	$—	$(0.30)
Year Ended February 29, 2012	10.81	0.38	0.76		1.14	(0.38)	(0.02)	(0.40)
Year Ended February 28, 2011	10.70	0.39	0.11		0.50	(0.39)	—	(0.39)
Year Ended February 28, 2010	10.56	0.42	0.14		0.56	(0.42)	—	(0.42)
Year Ended February 28, 2009	10.55	0.42	0.01		0.43	(0.42)	—	(0.42)

Class B
Year Ended February 28, 2013	11.54	0.22	—	(f)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.80	0.30	0.76		1.06	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.69	0.31	0.11		0.42	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.55	0.34	0.14		0.48	(0.34)	—	(0.34)
Year Ended February 28, 2009	10.54	0.35	0.01		0.36	(0.35)	—	(0.35)

Class C
Year Ended February 28, 2013	11.51	0.22	—	(f)	0.22	(0.21)	—	(0.21)
Year Ended February 29, 2012	10.78	0.30	0.75		1.05	(0.30)	(0.02)	(0.32)
Year Ended February 28, 2011	10.66	0.31	0.12		0.43	(0.31)	—	(0.31)
Year Ended February 28, 2010	10.53	0.35	0.13		0.48	(0.35)	—	(0.35)
Year Ended February 28, 2009	10.53	0.34	0.01		0.35	(0.35)	—	(0.35)

Class R2
Year Ended February 28, 2013	11.54	0.28	—	(f)	0.28	(0.27)	—	(0.27)
Year Ended February 29, 2012	10.80	0.35	0.76		1.11	(0.35)	(0.02)	(0.37)
Year Ended February 28, 2011	10.69	0.37	0.11		0.48	(0.37)	—	(0.37)
Year Ended February 28, 2010	10.56	0.41	0.12		0.53	(0.40)	—	(0.40)
November 3, 2008 (g) through February 28, 2009	10.07	0.09	0.51		0.60	(0.11)	—	(0.11)

Select Class
Year Ended February 28, 2013	11.54	0.33	0.02		0.35	(0.33)	—	(0.33)
Year Ended February 29, 2012	10.80	0.41	0.76		1.17	(0.41)	(0.02)	(0.43)
Year Ended February 28, 2011	10.69	0.42	0.11		0.53	(0.42)	—	(0.42)
Year Ended February 28, 2010	10.56	0.45	0.13		0.58	(0.45)	—	(0.45)
Year Ended February 28, 2009	10.55	0.46	—	(f)	0.46	(0.45)	—	(0.45)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Amount rounds to less than $0.01.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

292	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.56	2.67%	$777,517	0.74%	2.61%	1.01%	12%
11.55	10.67	615,219	0.74	3.33	1.03	15
10.81	4.69	474,402	0.74	3.56	0.99	18
10.70	5.42	453,605	0.74	3.96	1.03	12
10.56	4.27	372,703	0.75	4.04	1.02	13

11.55	1.93	8,576	1.47	1.90	1.51	12
11.54	9.87	11,661	1.47	2.68	1.53	15
10.80	3.92	19,524	1.47	2.85	1.49	18
10.69	4.64	34,957	1.47	3.26	1.53	12
10.55	3.50	48,296	1.48	3.34	1.52	13

11.52	1.94	186,164	1.47	1.89	1.51	12
11.51	9.81	201,498	1.47	2.61	1.53	15
10.78	4.02	171,114	1.47	2.83	1.49	18
10.66	4.58	185,498	1.47	3.23	1.53	12
10.53	3.46	136,707	1.48	3.24	1.52	13

11.55	2.44	49,501	0.99	2.34	1.26	12
11.54	10.41	25,147	0.99	3.07	1.28	15
10.80	4.45	15,782	0.99	3.28	1.24	18
10.69	5.09	3,151	0.99	3.62	1.27	12
10.56	5.97	164	1.00	2.59	1.30	13

11.56	3.02	859,946	0.47	2.88	0.76	12
11.54	10.96	769,531	0.47	3.62	0.78	15
10.80	4.97	809,433	0.47	3.83	0.74	18
10.69	5.59	714,113	0.47	4.23	0.78	12
10.56	4.54	605,421	0.48	4.38	0.77	13

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	293

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Redemption fees
High Yield Fund
Class A
Year Ended February 28, 2013	$7.89	$0.51	(f)	$0.32	$0.83	$(0.50)	$(0.05)	$(0.55)	$—
Year Ended February 29, 2012	8.33	0.55	(f)	(0.27)	0.28	(0.56)	(0.16)	(0.72)	—	(g)
Year Ended February 28, 2011	7.72	0.63	(f)	0.64	1.27	(0.63)	(0.03)	(0.66)	—	(g)
Year Ended February 28, 2010	5.79	0.58		1.94	2.52	(0.59)	—	(0.59)	—	(g)
Year Ended February 28, 2009	7.59	0.52		(1.78)	(1.26)	(0.54)	—	(0.54)	—	(g)

Class B
Year Ended February 28, 2013	7.91	0.46	(f)	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.35	0.51	(f)	(0.28)	0.23	(0.51)	(0.16)	(0.67)	—	(g)
Year Ended February 28, 2011	7.73	0.58	(f)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(g)
Year Ended February 28, 2010	5.81	0.55		1.91	2.46	(0.54)	—	(0.54)	—	(g)
Year Ended February 28, 2009	7.60	0.51		(1.80)	(1.29)	(0.50)	—	(0.50)	—	(g)

Class C
Year Ended February 28, 2013	7.90	0.46	(f)	0.33	0.79	(0.46)	(0.05)	(0.51)	—
Year Ended February 29, 2012	8.34	0.50	(f)	(0.27)	0.23	(0.51)	(0.16)	(0.67)	—	(g)
Year Ended February 28, 2011	7.72	0.58	(f)	0.64	1.22	(0.57)	(0.03)	(0.60)	—	(g)
Year Ended February 28, 2010	5.80	0.53		1.93	2.46	(0.54)	—	(0.54)	—	(g)
Year Ended February 28, 2009	7.59	0.50		(1.79)	(1.29)	(0.50)	—	(0.50)	—	(g)

Class R2
Year Ended February 28, 2013	7.88	0.49	(f)	0.31	0.80	(0.48)	(0.05)	(0.53)	—
Year Ended February 29, 2012	8.32	0.53	(f)	(0.27)	0.26	(0.54)	(0.16)	(0.70)	—	(g)
Year Ended February 28, 2011	7.71	0.60	(f)	0.65	1.25	(0.61)	(0.03)	(0.64)	—	(g)
Year Ended February 28, 2010	5.79	0.55		1.94	2.49	(0.57)	—	(0.57)	—	(g)
November 3, 2008 (h) through February 28, 2009	5.96	0.16		(0.17)	(0.01)	(0.16)	—	(0.16)	—	(g)

Class R5
Year Ended February 28, 2013	7.93	0.53	(f)	0.33	0.86	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.27)	0.31	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.74	0.68	(f)	0.62	1.30	(0.65)	(0.03)	(0.68)	—	(g)
Year Ended February 28, 2010	5.81	0.61		1.93	2.54	(0.61)	—	(0.61)	—	(g)
Year Ended February 28, 2009	7.61	0.55		(1.79)	(1.24)	(0.56)	—	(0.56)	—	(g)

Class R6 (i)
Year Ended February 28, 2013	7.91	0.53	(f)	0.34	0.87	(0.53)	(0.05)	(0.58)	—
Year Ended February 29, 2012	8.35	0.58	(f)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.73	0.65	(f)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(g)
Year Ended February 28, 2010	5.81	0.61		1.92	2.53	(0.61)	—	(0.61)	—	(g)
Year Ended February 28, 2009	7.60	0.57		(1.80)	(1.23)	(0.56)	—	(0.56)	—	(g)

Select Class
Year Ended February 28, 2013	7.92	0.53	(f)	0.32	0.85	(0.52)	(0.05)	(0.57)	—
Year Ended February 29, 2012	8.36	0.58	(f)	(0.28)	0.30	(0.58)	(0.16)	(0.74)	—	(g)
Year Ended February 28, 2011	7.74	0.65	(f)	0.65	1.30	(0.65)	(0.03)	(0.68)	—	(g)
Year Ended February 28, 2010	5.81	0.60		1.93	2.53	(0.60)	—	(0.60)	—	(g)
Year Ended February 28, 2009	7.60	0.56		(1.79)	(1.23)	(0.56)	—	(0.56)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

294	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$8.17	10.98%	$964,864	1.12%	6.32%	1.33%	65%
7.89	3.69	1,103,966	1.15	6.98	1.34	41
8.33	17.07	856,717	1.14	7.81	1.32	45
7.72	44.71	580,690	1.14	8.40	1.32	45
5.79	(17.28)	184,739	1.15	8.10	1.31	18

8.19	10.30	8,585	1.70	5.75	1.83	65
7.91	3.02	11,060	1.80	6.34	1.84	41
8.35	16.40	17,991	1.79	7.24	1.82	45
7.73	43.46	22,430	1.79	7.80	1.82	45
5.81	(17.68)	16,720	1.80	7.33	1.81	18

8.18	10.33	348,508	1.68	5.75	1.84	65
7.90	3.03	280,078	1.80	6.33	1.84	41
8.34	16.45	248,488	1.79	7.17	1.82	45
7.72	43.58	158,503	1.79	7.75	1.83	45
5.80	(17.69)	36,872	1.80	7.37	1.81	18

8.15	10.58	16,384	1.36	6.06	1.59	65
7.88	3.46	6,968	1.40	6.72	1.59	41
8.32	16.82	3,609	1.39	7.49	1.58	45
7.71	44.25	1,004	1.39	8.10	1.60	45
5.79	(0.05)	50	1.40	8.84	1.59	18

8.21	11.26	102,404	0.82	6.59	0.89	65
7.93	4.11	50,747	0.86	7.28	0.89	41
8.36	17.45	27,619	0.85	8.54	0.87	45
7.74	44.95	148,162	0.84	8.71	0.87	45
5.81	(16.99)	53,497	0.85	8.55	0.87	18

8.20	11.42	1,746,074	0.77	6.66	0.84	65
7.91	4.01	1,461,496	0.81	7.32	0.84	41
8.35	17.59	929,762	0.80	7.99	0.83	45
7.73	44.84	359,553	0.79	8.76	0.83	45
5.81	(16.84)	91,880	0.80	8.44	0.81	18

8.20	11.18	8,127,147	0.87	6.57	1.08	65
7.92	3.95	8,616,283	0.90	7.23	1.09	41
8.36	17.44	7,478,536	0.89	8.06	1.07	45
7.74	44.86	4,567,712	0.89	8.67	1.08	45
5.81	(16.93)	1,837,745	0.90	8.36	1.06	18

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	295

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Inflation Managed Bond Fund
Class A
Year Ended February 28, 2013	$10.74	$0.15	(f)	$0.13	$0.28	$(0.16)	$(0.05)	$(0.21)
Year Ended February 29, 2012	10.34	0.22	(f)	0.44	0.66	(0.21)	(0.05)	(0.26)
March 31, 2010 (g) through February 28, 2011	10.00	0.15	(f)	0.41	0.56	(0.16)	(0.06)	(0.22)

Class C
Year Ended February 28, 2013	10.73	0.08	(f)	0.12	0.20	(0.10)	(0.05)	(0.15)
Year Ended February 29, 2012	10.34	0.16	(f)	0.43	0.59	(0.15)	(0.05)	(0.20)
March 31, 2010 (g) through February 28, 2011	10.00	0.11	(f)	0.39	0.50	(0.10)	(0.06)	(0.16)

Class R2
Year Ended February 28, 2013	10.74	0.13	(f)	0.12	0.25	(0.13)	(0.05)	(0.18)
Year Ended February 29, 2012	10.35	0.20	(f)	0.42	0.62	(0.18)	(0.05)	(0.23)
March 31, 2010 (g) through February 28, 2011	10.00	0.15	(f)	0.39	0.54	(0.13)	(0.06)	(0.19)

Class R5
Year Ended February 28, 2013	10.77	0.18	(f)	0.12	0.30	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.37	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (g) through February 28, 2011	10.00	0.24	(f)	0.34	0.58	(0.15)	(0.06)	(0.21)

Class R6
Year Ended February 28, 2013	10.74	0.17	(f)	0.14	0.31	(0.18)	(0.05)	(0.23)
Year Ended February 29, 2012	10.34	0.25	(f)	0.44	0.69	(0.24)	(0.05)	(0.29)
November 30, 2010 (h) through February 28, 2011	10.39	0.04	(f)	0.01	0.05	(0.04)	(0.06)	(0.10)

Select Class
Year Ended February 28, 2013	10.74	0.17	(f)	0.12	0.29	(0.17)	(0.05)	(0.22)
Year Ended February 29, 2012	10.34	0.24	(f)	0.44	0.68	(0.23)	(0.05)	(0.28)
March 31, 2010 (g) through February 28, 2011	10.00	0.19	(f)	0.38	0.57	(0.17)	(0.06)	(0.23)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

296	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$10.81	2.60%	$160,110	0.74%	1.41%	1.01%	16%
10.74	6.42	134,099	0.74	2.09	1.02	36
10.34	5.62	28,242	0.73	1.60	1.24	69

10.78	1.89	6,580	1.39	0.72	1.51	16
10.73	5.68	4,302	1.39	1.47	1.53	36
10.34	5.01	284	1.39	1.17	2.78	69

10.81	2.37	11,476	0.99	1.18	1.26	16
10.74	6.04	11,174	0.99	1.85	1.27	36
10.35	5.40	53	1.00	1.54	3.66	69

10.85	2.82	58	0.54	1.62	0.56	16
10.77	6.57	56	0.53	2.23	0.57	36
10.37	5.85	53	0.55	2.46	0.72	69

10.82	2.88	243,756	0.49	1.62	0.51	16
10.74	6.68	167,997	0.49	2.37	0.53	36
10.34	0.49	51,944	0.49	1.99	0.57	69

10.81	2.71	1,141,000	0.59	1.53	0.76	16
10.74	6.56	870,400	0.59	2.22	0.77	36
10.34	5.70	346,927	0.59	1.97	1.18	69

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	297

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Limited Duration Bond Fund
Class A
Year Ended February 28, 2013	$9.46	$0.13	(d)	$0.37	$0.50	$(0.12)
Year Ended February 29, 2012	9.46	0.18	(d)	(0.01)	0.17	(0.17)
Year Ended February 28, 2011	8.90	0.21	(d)	0.56	0.77	(0.21)
Year Ended February 28, 2010	7.80	0.24	(d)	1.11	1.35	(0.25)
Year Ended February 28, 2009	9.31	0.36	(d)	(1.50)	(1.14)	(0.37)

Class B
Year Ended February 28, 2013	9.39	0.08	(d)	0.37	0.45	(0.08)
Year Ended February 29, 2012	9.39	0.13	(d)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.83	0.17	(d)	0.56	0.73	(0.17)
Year Ended February 28, 2010	7.74	0.21	(d)	1.09	1.30	(0.21)
Year Ended February 28, 2009	9.24	0.31	(d)	(1.49)	(1.18)	(0.32)

Class C
Year Ended February 28, 2013	9.37	0.08	(d)	0.37	0.45	(0.08)
Year Ended February 29, 2012	9.37	0.13	(d)	(0.01)	0.12	(0.12)
Year Ended February 28, 2011	8.82	0.17	(d)	0.55	0.72	(0.17)
Year Ended February 28, 2010	7.72	0.20	(d)	1.11	1.31	(0.21)
Year Ended February 28, 2009	9.23	0.31	(d)	(1.50)	(1.19)	(0.32)

Class R6 (e)
Year Ended February 28, 2013	9.47	0.17	(d)	0.38	0.55	(0.17)
Year Ended February 29, 2012	9.47	0.22	(d)	(0.01)	0.21	(0.21)
Year Ended February 28, 2011	8.91	0.26	(d)	0.56	0.82	(0.26)
Year Ended February 28, 2010	7.80	0.31	(d)	1.09	1.40	(0.29)
Year Ended February 28, 2009	9.32	0.40	(d)	(1.51)	(1.11)	(0.41)

Select Class
Year Ended February 28, 2013	9.46	0.16	(d)	0.37	0.53	(0.15)
Year Ended February 29, 2012	9.46	0.20	(d)	(0.01)	0.19	(0.19)
Year Ended February 28, 2011	8.90	0.24	(d)	0.56	0.80	(0.24)
Year Ended February 28, 2010	7.80	0.26	(d)	1.11	1.37	(0.27)
Year Ended February 28, 2009	9.31	0.38	(d)	(1.50)	(1.12)	(0.39)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

298	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.84	5.36%	$63,879	0.67%	1.37%	0.95%	24%
9.46	1.80	48,120	0.68	1.89	0.94	21
9.46	8.78	69,464	0.67	2.32	0.95	28
8.90	17.61	74,529	0.67	2.88	0.98	23
7.80	(12.52)	52,560	0.70	4.12	0.95	—

9.76	4.77	244	1.17	0.89	1.46	24
9.39	1.30	286	1.18	1.39	1.44	21
9.39	8.29	820	1.17	1.82	1.45	28
8.83	17.01	1,845	1.17	2.58	1.49	23
7.74	(12.97)	6,423	1.20	3.62	1.44	—

9.74	4.80	63,760	1.17	0.87	1.45	24
9.37	1.33	54,348	1.18	1.39	1.44	21
9.37	8.20	66,659	1.17	1.82	1.45	28
8.82	17.22	65,806	1.17	2.41	1.48	23
7.72	(13.09)	65,241	1.20	3.63	1.44	—

9.85	5.80	8,301	0.22	1.79	0.45	24
9.47	2.27	3,642	0.23	2.34	0.44	21
9.47	9.25	3,873	0.22	2.78	0.45	28
8.91	18.26	1,253	0.23	3.92	0.51	23
7.80	(12.21)	137,474	0.25	4.56	0.44	—

9.84	5.61	377,532	0.42	1.61	0.70	24
9.46	2.08	292,294	0.43	2.13	0.69	21
9.46	9.05	256,477	0.42	2.57	0.70	28
8.90	17.91	183,481	0.42	3.14	0.73	23
7.80	(12.27)	179,116	0.45	4.37	0.70	—

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	299

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income
Mortgage-Backed Securities Fund
Class A
Year Ended February 28, 2013	$11.75	$0.34	$0.08	$0.42	$(0.33)
Year Ended February 29, 2012	11.50	0.49	0.25	0.74	(0.49)
Year Ended February 28, 2011	11.22	0.55	0.28	0.83	(0.55)
Year Ended February 28, 2010	10.42	0.73	0.82	1.55	(0.75)
Year Ended February 28, 2009	10.97	0.61	(0.57)	0.04	(0.59)

Class C
July 2, 2012 (f) through February 28, 2013	11.55	0.17	0.04	0.21	(0.19)

Class R6 (g)
Year Ended February 28, 2013	11.51	0.38	0.07	0.45	(0.37)
Year Ended February 29, 2012	11.28	0.54	0.23	0.77	(0.54)
Year Ended February 28, 2011	11.01	0.59	0.27	0.86	(0.59)
Year Ended February 28, 2010	10.23	0.79	0.78	1.57	(0.79)
Year Ended February 28, 2009	10.79	0.63	(0.56)	0.07	(0.63)

Select Class
Year Ended February 28, 2013	11.51	0.36	0.08	0.44	(0.36)
Year Ended February 29, 2012	11.27	0.53	0.23	0.76	(0.52)
Year Ended February 28, 2011	11.01	0.57	0.26	0.83	(0.57)
Year Ended February 28, 2010	10.23	0.76	0.79	1.55	(0.77)
Year Ended February 28, 2009	10.79	0.62	(0.57)	0.05	(0.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(e)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(f)	Commencement of offering of class of shares.
(g)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

300	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)(e)

$11.84	3.57%	$294,739	0.64%	2.88%	0.98%	19%
11.75	6.57	255,946	0.64	4.29	0.98	21
11.50	7.48	176,334	0.64	4.84	0.98	30
11.22	15.26	101,955	0.64	6.58	0.99	21
10.42	0.41	16,189	0.65	5.69	0.99	15

11.57	1.81	6,592	1.14	2.08	1.49	19

11.59	3.97	1,864,649	0.24	3.29	0.48	19
11.51	6.96	1,538,507	0.24	4.72	0.48	21
11.28	7.97	1,466,482	0.24	5.26	0.48	30
11.01	15.79	1,271,776	0.24	7.35	0.49	21
10.23	0.74	916,201	0.25	6.12	0.50	15

11.59	3.83	2,242,411	0.39	3.09	0.73	19
11.51	6.89	1,264,766	0.39	4.51	0.73	21
11.27	7.71	580,212	0.39	5.12	0.73	30
11.01	15.64	425,701	0.39	6.87	0.74	21
10.23	0.58	88,231	0.40	5.93	0.74	15

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	301

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Short Duration Bond Fund
Class A
Year Ended February 28, 2013	$10.97	$0.11	(d)	$— (e)	$0.11	$(0.11)	$— (e)	$(0.11)
Year Ended February 29, 2012	10.95	0.15	(d)	0.04	0.19	(0.15)	(0.02)	(0.17)
Year Ended February 28, 2011	10.90	0.16	(d)	0.06	0.22	(0.16)	(0.01)	(0.17)
Year Ended February 28, 2010	10.61	0.26	(d)	0.29	0.55	(0.26)	—	(0.26)
Year Ended February 28, 2009	10.80	0.38		(0.19)	0.19	(0.38)	—	(0.38)

Class B
Year Ended February 28, 2013	11.08	0.05	(d)	— (e)	0.05	(0.05)	— (e)	(0.05)
Year Ended February 29, 2012	11.06	0.10	(d)	0.03	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	11.00	0.11	(d)	0.06	0.17	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.70	0.22	(d)	0.28	0.50	(0.20)	—	(0.20)
Year Ended February 28, 2009	10.88	0.35		(0.21)	0.14	(0.32)	—	(0.32)

Class C
Year Ended February 28, 2013	11.04	0.05	(d)	— (e)	0.05	(0.05)	— (e)	(0.05)
Year Ended February 29, 2012	11.02	0.09	(d)	0.04	0.13	(0.09)	(0.02)	(0.11)
Year Ended February 28, 2011	10.97	0.10	(d)	0.06	0.16	(0.10)	(0.01)	(0.11)
Year Ended February 28, 2010	10.68	0.20	(d)	0.30	0.50	(0.21)	—	(0.21)
Year Ended February 28, 2009	10.87	0.33		(0.20)	0.13	(0.32)	—	(0.32)

Class R6 (f)
Year Ended February 28, 2013	10.99	0.16	(d)	(0.01)	0.15	(0.16)	— (e)	(0.16)
Year Ended February 29, 2012	10.97	0.20	(d)	0.05	0.25	(0.21)	(0.02)	(0.23)
Year Ended February 28, 2011	10.92	0.21	(d)	0.06	0.27	(0.21)	(0.01)	(0.22)
Year Ended February 28, 2010	10.62	0.31	(d)	0.30	0.61	(0.31)	—	(0.31)
Year Ended February 28, 2009	10.81	0.43		(0.19)	0.24	(0.43)	—	(0.43)

Select Class
Year Ended February 28, 2013	10.99	0.13	(d)	(0.01)	0.12	(0.13)	— (e)	(0.13)
Year Ended February 29, 2012	10.96	0.18	(d)	0.05	0.23	(0.18)	(0.02)	(0.20)
Year Ended February 28, 2011	10.92	0.19	(d)	0.05	0.24	(0.19)	(0.01)	(0.20)
Year Ended February 28, 2010	10.62	0.29	(d)	0.30	0.59	(0.29)	—	(0.29)
Year Ended February 28, 2009	10.80	0.40		(0.18)	0.22	(0.40)	—	(0.40)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.
(e)	Amount rounds to less than $0.01.
(f)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

302	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$10.97	0.99%	$281,110	0.80%	0.97%	0.86%	33%
10.97	1.76	260,098	0.80	1.36	0.86	40
10.95	2.04	250,706	0.79	1.45	0.86	36
10.90	5.23	255,356	0.79	2.43	0.88	31
10.61	1.79	90,891	0.80	3.55	0.89	51

11.08	0.48	947	1.30	0.48	1.36	33
11.08	1.21	1,409	1.30	0.86	1.37	40
11.06	1.58	2,134	1.29	0.96	1.36	36
11.00	4.71	3,458	1.29	2.05	1.38	31
10.70	1.32	6,668	1.30	3.09	1.39	51

11.04	0.50	237,782	1.30	0.48	1.36	33
11.04	1.23	297,098	1.30	0.86	1.37	40
11.02	1.51	321,680	1.29	0.95	1.36	36
10.97	4.76	344,957	1.29	1.83	1.38	31
10.68	1.27	22,625	1.30	3.06	1.39	51

10.98	1.40	4,077,991	0.30	1.46	0.36	33
10.99	2.28	3,530,135	0.30	1.86	0.36	40
10.97	2.54	2,906,329	0.29	1.94	0.36	36
10.92	5.81	2,043,695	0.29	2.87	0.38	31
10.62	2.27	322,907	0.30	4.07	0.39	51

10.98	1.13	7,712,342	0.55	1.22	0.61	33
10.99	2.10	6,946,436	0.55	1.61	0.61	40
10.96	2.20	6,829,822	0.54	1.70	0.61	36
10.92	5.57	5,163,875	0.54	2.67	0.63	31
10.62	2.12	2,029,713	0.55	3.80	0.64	51

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	303

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Treasury & Agency Fund
Class A
Year Ended February 28, 2013	$9.74	$0.09	(d)	$(0.06)	$0.03	$(0.09)	$(0.05)	$(0.14)
Year Ended February 29, 2012	9.78	0.12	(d)	0.05	0.17	(0.11)	(0.10)	(0.21)
Year Ended February 28, 2011	9.96	0.13	(d)	(0.02)	0.11	(0.13)	(0.16)	(0.29)
Year Ended February 28, 2010	10.17	0.22	(d)	0.12	0.34	(0.22)	(0.33)	(0.55)
Year Ended February 28, 2009	10.04	0.11		0.20	0.31	(0.18)	—	(0.18)

Class B
Year Ended February 28, 2013	9.73	0.04	(d)	(0.06)	(0.02)	(0.04)	(0.05)	(0.09)
Year Ended February 29, 2012	9.76	0.07	(d)	0.06	0.13	(0.06)	(0.10)	(0.16)
Year Ended February 28, 2011	9.94	0.08	(d)	(0.02)	0.06	(0.08)	(0.16)	(0.24)
Year Ended February 28, 2010	10.15	0.18	(d)	0.11	0.29	(0.17)	(0.33)	(0.50)
Year Ended February 28, 2009	10.03	0.16		0.10	0.26	(0.14)	—	(0.14)

Select Class
Year Ended February 28, 2013	9.73	0.11	(d)	(0.06)	0.05	(0.11)	(0.05)	(0.16)
Year Ended February 29, 2012	9.77	0.14	(d)	0.05	0.19	(0.13)	(0.10)	(0.23)
Year Ended February 28, 2011	9.95	0.16	(d)	(0.02)	0.14	(0.16)	(0.16)	(0.32)
Year Ended February 28, 2010	10.16	0.24	(d)	0.12	0.36	(0.24)	(0.33)	(0.57)
Year Ended February 28, 2009	10.02	0.13		0.22	0.35	(0.21)	—	(0.21)

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(b)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.01% or unless otherwise noted.
(c)	Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.
(d)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

304	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Ratios/Supplemental data
			Ratios to average net assets
Net asset value, end of period	Total return (excludes sales charge) (a)	Net assets, end of period (000’s)	Net expenses (b)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (c)

$9.63	0.23%	$73,424	0.69%	0.89%	0.95%	19%
9.74	1.72	90,893	0.70	1.17	0.95	35
9.78	1.15	99,714	0.70	1.32	0.95	26
9.96	3.39	99,593	0.69	2.12	0.97	51
10.17	3.18	114,609	0.70	0.99	0.94	154

9.62	(0.26)	226	1.19	0.40	1.45	19
9.73	1.33	408	1.20	0.68	1.45	35
9.76	0.63	771	1.20	0.82	1.45	26
9.94	2.86	1,588	1.19	1.75	1.47	51
10.15	2.64	3,538	1.20	1.07	1.43	154

9.62	0.48	235,447	0.44	1.14	0.70	19
9.73	1.97	313,699	0.45	1.42	0.70	35
9.77	1.40	371,384	0.45	1.57	0.70	26
9.95	3.63	427,880	0.44	2.40	0.72	51
10.16	3.52	552,538	0.45	1.54	0.69	154

SEE NOTES TO FINANCIAL STATEMENTS.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	305

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004. Each of JPM I and JPM II (the “Trusts”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 9 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Core Bond Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Core Plus Bond Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Government Bond Fund	Class A, Class B, Class C, Class R2 and Select Class	JPM II	Diversified
High Yield Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Inflation Managed Bond Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified
Limited Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Mortgage-Backed Securities Fund	Class A, Class C, Class R6 and Select Class	JPM II	Diversified
Short Duration Bond Fund	Class A, Class B, Class C, Class R6 and Select Class	JPM II	Diversified
Treasury & Agency Fund	Class A, Class B and Select Class	JPM II	Diversified

The investment objective of Core Bond Fund is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.

The investment objective of Core Plus Bond Fund is to seek a high level of current income by investing primarily in a diversified portfolio of high-, medium- and low-grade debt securities.

The investment objective of Government Bond Fund is to seek a high level of current income with liquidity and safety of principal.

The investment objective of High Yield Fund is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.

The investment objective of Inflation Managed Bond Fund is to seek to maximize inflation protected total return.

The investment objective of Limited Duration Bond Fund is to seek a high level of current income consistent with low volatility of principal.

The investment objective of Mortgage-Backed Securities Fund is to seek to maximize total return by investing primarily in a diversified portfolio of debt securities backed by pools of residential and/or commercial mortgages.

The investment objective of Short Duration Bond Fund is to seek current income consistent with preservation of capital through investment in high- and medium-grade fixed income securities.

The investment objective of Treasury & Agency Fund is to seek a high level of current income by investing in U.S. Treasury and other U.S. agency obligations with a primary, but not exclusive, focus on issues that produce income exempt from state income taxes.

Class C Shares commenced operations on July 2, 2012 for Mortgage-Backed Securities Fund.

Effective May 2, 2012, following approval from the Fund’s Board of Trustees, shareholders approved the change to the Limited Duration Bond Fund’s investment objective. The current objective is stated above. Prior to May 2, 2012, the Fund’s investment objective was to seek a high level of current income consistent with low volatility of principal by investing in a diversified portfolio of short-term investment grade securities.

Effective November 1, 2009, Class B Shares of the Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years (except for Limited Duration Bond Fund, Short Duration Bond Fund and Treasury & Agency Fund whose Class B Shares convert to Class A Shares after six years). No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

306	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

A. Valuation of Investments — Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on prices received from independent or affiliated pricing services approved by the Board of Trustees or third party broker-dealers. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value.

Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options are generally valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of fair value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at each investment company’s net asset value per share (“NAV”) as of the report date.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the fair value of the security or asset at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Board of Trustees has established an Audit and Valuation Committee to assist with the oversight of the valuation of the Funds’ securities. JPMorgan Funds Management, Inc. (the “Administrator”, or “JPMFM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), has established a Valuation Committee (“VC”) that is comprised of senior representatives from JPMFM, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”), a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc. (“JPMAM”), which is a wholly-owned subsidiary of JPMorgan, JPMAM’s Legal and Compliance, JPMAM’s Risk Management and the Funds’ Chief Compliance Officer. The VC’s responsibilities include making determinations regarding Level 3 fair value measurements (“Fair Values”) and/or providing recommendations for approval to the Board of Trustees’ Audit and Valuation Committee, in accordance with the Funds’ valuation policies.

The VC or Board of Trustees, as applicable, primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The VC or Board of Trustees may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. JPMFM and JPMIM are responsible for monitoring developments that may impact Fair Values and for discussing and assessing Fair Values on an ongoing, and at least a quarterly, basis with the VC and Board of Trustees, as applicable. The appropriateness of Fair Values is assessed based on results of unchanged price review and consideration of macro or security specific events, back testing and broker and vendor due diligence.

See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value Level 3 securities at February 28, 2013.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report, are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	307

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Core Bond Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$1,487,335	$606,519		$2,093,854
Collateralized Mortgage Obligations
Agency CMO	—	5,671,245	290,526		5,961,771
Non-Agency CMO	—	2,056,316	509,663		2,565,979

Total Collateralized Mortgage Obligations	—	7,727,561	800,189		8,527,750

Commercial Mortgage-Backed Securities	—	659,285	341,188		1,000,473
Corporate Bonds
Consumer Discretionary	—	379,237	—		379,237
Consumer Staples	—	263,383	—		263,383
Energy	—	387,374	—		387,374
Financials	—	2,487,446	1,523		2,488,969
Health Care	—	133,152	—		133,152
Industrials	—	282,816	27,323		310,139
Information Technology	—	224,252	—		224,252
Materials	—	123,129	—		123,129
Telecommunication Services	—	287,187	11,389		298,576
Utilities	—	434,995	—		434,995

Total Corporate Bonds	—	5,002,971	40,235		5,043,206

Foreign Government Securities	—	139,298	—		139,298
Mortgage Pass-Through Securities	—	4,280,051	33,207		4,313,258
Municipal Bonds	—	85,236	—		85,236
Supranational	—	54,878	—		54,878
U.S. Government Agency Securities	—	674,215	—		674,215
U.S. Treasury Obligations	—	7,164,662	—		7,164,662
Short-Term Investment
Investment Company	242,848	—	—		242,848

Total Investments in Securities	$242,848	$27,275,492	$1,821,338	*	$29,339,678

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $1,821,338,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Core Plus Bond Fund
	Level 1 Quoted prices		Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$1,757		$—	$114		$1,871
Consumer Staples	—		—	—	(a)	—	(a)
Financials	2,571		—	—		2,571
Industrials	—		—	263		263
Information Technology	98		—	—		98
Materials	2,943		—	1,970		4,913
Telecommunication Services	—	(b)	—	—		—	(b)
Utilities	2,192		—	155		2,347

Total Common Stocks	9,561		—	2,502		12,063

308	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Preferred Stocks
Consumer Discretionary	$—	$1,462	$—		$1,462
Consumer Staples	—	—	—	(a)	—	(a)
Financials	732	6,442	—		7,174
Health Care	1,644	—	—		1,644
Materials	—	—	—	(a)	—	(a)

Total Preferred Stocks	2,376	7,904	—	(a)	10,280

Debt Securities
Asset-Backed Securities	—	144,227	69,320		213,547
Collateralized Mortgage Obligations
Agency CMO	—	310,077	28,695		338,772
Non-Agency CMO	—	145,895	26,591		172,486

Total Collateralized Mortgage Obligations	—	455,972	55,286		511,258

Commercial Mortgage-Backed Securities	—	182,308	57,873		240,181
Convertible Bonds
Consumer Discretionary	—	170	194		364
Materials	—	836	—		836
Utilities	—	—	311		311

Total Convertible Bonds	—	1,006	505		1,511

Corporate Bonds
Consumer Discretionary	—	116,575	2,717		119,292
Consumer Staples	—	54,499	—	(a)	54,499
Energy	—	121,258	—		121,258
Financials	—	319,038	202		319,240
Health Care	—	52,253	—		52,253
Industrials	—	93,157	8,808		101,965
Information Technology	—	46,932	—		46,932
Materials	—	72,430	1,798		74,228
Telecommunication Services	—	65,045	2,411		67,456
Utilities	—	81,924	12		81,936

Total Corporate Bonds	—	1,023,111	15,948		1,039,059

Foreign Government Securities	—	55,718	414		56,132
Mortgage Pass-Through Securities	—	255,647	—		255,647
Municipal Bonds	—	11,909	—		11,909
Supranational	—	3,899	—		3,899
U.S. Government Agency Securities	—	38,847	1,121		39,968
U.S. Treasury Obligations	—	466,263	—		466,263
Loan Assignments
Consumer Discretionary	—	10,356	913		11,269
Consumer Staples	—	2,879	—		2,879
Energy	—	604	—		604
Financials	—	324	—		324
Health Care	—	2,290	—		2,290
Industrials	—	1,925	—		1,925
Information Technology	—	792	—		792
Materials	—	2,394	—		2,394
Telecommunication Services	—	502	—		502
Utilities	—	3,730	—		3,730

Total Loan Assignments	—	25,796	913		26,709

Warrants
Consumer Discretionary	—	1,952	—	(a)	1,952
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	1,952	—	(a)	1,952

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	309

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Core Plus Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Short-Term Investment
Investment Company	$77,326	$—	$—		$77,326

Total Investments in Securities	$89,263	$2,674,559	$203,882		$2,967,704

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$108	$—		$108
Futures Contracts	14	—	—		14
Swaps	—	5	—		5

Total Appreciation in Other Financial Instruments	$14	$113	$—		$127

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(49)	$—		$(49)
Futures Contracts	(7)	—	—		(7)

Total Depreciation in Other Financial Instruments	$(7)	$(49)	$—		$(56)

Government Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Collateralized Mortgage Obligations
Agency CMO	$—	$759,930	$4,775		$764,705
Foreign Government Security	—	6,809	—		6,809
Mortgage Pass-Through Securities	—	110,867	—		110,867
U.S. Government Agency Securities	—	334,218	—		334,218
U.S. Treasury Obligations	—	543,835	—		543,835
Short-Term Investment
Investment Company	117,509	—	—		117,509

Total Investments in Securities	$117,509	$1,755,659	$4,775		$1,877,943

High Yield Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$22,342	$—	$984		$23,326
Consumer Staples	—	—	—	(a)	—	(a)
Financials	14,534	—	—		14,534
Health Care	6	—	—		6
Industrials	—	—	1,819		1,819
Information Technology	7,769	—	—	(a)	7,769
Materials	4,573	—	27,389		31,962
Utilities	37,277	—	2,328		39,605

Total Common Stocks	86,501	—	32,520		119,021

Preferred Stocks
Consumer Discretionary	—	29,229	599		29,828
Consumer Staples	—	—	—	(a)	—	(a)
Financials	33,741	76,397	—		110,138
Information Technology	—	—	—	(a)	—	(a)
Materials	—	—	—	(a)	—	(a)

Total Preferred Stocks	33,741	105,626	599		139,966

310	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

High Yield Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Debt Securities
Asset-Backed Securities	$—	$109	$6,986		$7,095
Commercial Mortgage-Backed Security	—	56,823	—		56,823
Convertible Bonds
Consumer Discretionary	—	12,490	3,081		15,571
Materials	—	2,313	—		2,313
Utilities	—	—	4,665		4,665

Total Convertible Bonds	—	14,803	7,746		22,549

Corporate Bonds
Consumer Discretionary	—	1,640,307	24,102		1,664,409
Consumer Staples	—	491,256	—	(a)	491,256
Energy	—	1,475,294	—		1,475,294
Financials	—	1,068,917	9,885		1,078,802
Health Care	—	798,594	388		798,982
Industrials	—	881,792	155,589		1,037,381
Information Technology	—	405,836	—		405,836
Materials	—	1,083,934	7,108		1,091,042
Telecommunication Services	—	840,873	190		841,063
Utilities	—	456,913	881		457,794

Total Corporate Bonds	—	9,143,716	198,143		9,341,859

Loan Assignments
Consumer Discretionary	—	448,956	10,065		459,021
Consumer Staples	—	61,606	—		61,606
Energy	—	48,786	—		48,786
Financials	—	75,352	—		75,352
Health Care	—	65,849	—		65,849
Industrials	—	138,247	—		138,247
Information Technology	—	212,772	—		212,772
Materials	—	77,409	—		77,409
Telecommunication Services	—	26,931	—		26,931
Utilities	—	87,576	—		87,576

Total Loan Assignments	—	1,243,484	10,065		1,253,549

Warrants
Consumer Discretionary	—	—	—	(a)	—	(a)
Industrials	—	—	—	(a)	—	(a)

Total Warrants	—	—	—	(a)	—	(a)

Short-Term Investment
Investment Company	344,234	—	—		344,234

Total Investments in Securities	$464,476	$10,564,561	$256,059		$11,285,096

Appreciation in Other Financial Instruments
Unfunded Commitments	$—	$69	$—		$69

Inflation Managed Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$51,532	$3,346		$54,878
Collateralized Mortgage Obligations
Agency CMO	—	383,146	525		383,671
Non-Agency CMO	—	12,314	429		12,743

Total Collateralized Mortgage Obligations	—	395,460	954		396,414

Commercial Mortgage-Backed Securities	—	25,759	6,091		31,850

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	311

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Inflation Managed Bond Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Corporate Bonds
Consumer Discretionary	$—	$22,426	$—		$22,426
Consumer Staples	—	20,413	—		20,413
Energy	—	26,941	—		26,941
Financials	—	135,564	—		135,564
Health Care	—	12,846	—		12,846
Industrials	—	32,141	2,238		34,379
Information Technology	—	17,718	—		17,718
Materials	—	18,110	—		18,110
Telecommunication Services	—	17,736	1,148		18,884
Utilities	—	44,126	—		44,126

Total Corporate Bonds	—	348,021	3,386		351,407

Foreign Government Security	—	1,616	—		1,616
Mortgage Pass-Through Securities	—	83,970	—		83,970
Supranational	—	679	—		679
U.S. Government Agency Securities	—	268,329	—		268,329
U.S. Treasury Obligations	—	343,004	—		343,004
Short-Term Investment
Investment Company	32,351	—	—		32,351

Total Investments in Securities	$32,351	$1,518,370	$13,777	*	$1,564,498

Appreciation in Other Financial Instruments
Swaps	$—	$4,248	$—		$4,248

Depreciation in Other Financial Instruments
Swaps	$—	$(4,803)	$—		$(4,803)

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $13,777,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Limited Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$40,726	$32,171		$72,897
Collateralized Mortgage Obligations
Agency CMO	—	172,462	35,850		208,312
Non-Agency CMO	—	72,816	4,601		77,417

Total Collateralized Mortgage Obligations	—	245,278	40,451		285,729

Commercial Mortgage-Backed Securities	—	13,853	331		14,184
Corporate Bonds
Financials	—	1,349	—		1,349
Mortgage Pass-Through Securities	—	45,233	—		45,233
U.S. Treasury Obligation	—	10,005	—		10,005
Short-Term Investment
Investment Company	83,111	—	—		83,111

Total Investments in Securities	$83,111	$356,444	$72,953	*	$512,508

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $72,953,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

312	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Mortgage-Backed Securities Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$73,791	$134,643		$208,434
Collateralized Mortgage Obligations
Agency CMO	—	1,657,462	94,969		1,752,431
Non-Agency CMO	—	501,281	133,818		635,099

Total Collateralized Mortgage Obligations	—	2,158,743	228,787		2,387,530

Commercial Mortgage-Backed Securities	—	84,583	56,411		140,994
Mortgage Pass-Through Securities	—	1,446,203	25,980		1,472,183
U.S. Government Agency Securities	—	13,465	—		13,465
U.S. Treasury Obligations	—	131,388	—		131,388
Short-Term Investment
Investment Company	76,308	—	—		76,308

Total Investments in Securities	$76,308	$3,908,173	$445,821	*	$4,430,302

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $445,821,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

Short Duration Bond Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
Asset-Backed Securities	$—	$842,422	$150,545		$992,967
Collateralized Mortgage Obligations
Agency CMO	—	756,022	74,601		830,623
Non-Agency CMO	—	203,092	24,935		228,027

Total Collateralized Mortgage Obligations	—	959,114	99,536		1,058,650

Commercial Mortgage-Backed Securities	—	451,192	217,901		669,093
Corporate Bonds
Consumer Discretionary	—	119,771	—		119,771
Consumer Staples	—	119,555	—		119,555
Energy	—	142,378	—		142,378
Financials	—	1,247,838	—		1,247,838
Health Care	—	72,730	—		72,730
Industrials	—	120,770	—		120,770
Information Technology	—	119,369	—		119,369
Materials	—	92,250	—		92,250
Telecommunication Services	—	108,447	—		108,447
Utilities	—	139,949	—		139,949

Total Corporate Bonds	—	2,283,057	—		2,283,057

Foreign Government Securities	—	45,310	—		45,310
Mortgage Pass-Through Securities	—	821,119	—		821,119
Supranational	—	933	—		933
U.S. Government Agency Securities	—	1,945,986	—		1,945,986
U.S. Treasury Obligations	—	4,463,098	—		4,463,098
Short-Term Investment
Investment Company	17,167	—	—		17,167

Total Investments in Securities	$17,167	$11,812,231	$467,982	*	$12,297,380

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $467,982,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	313

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Treasury & Agency Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Debt Securities
U.S. Government Agency Securities	$—	$40,714	$10,837		$51,551
U.S. Treasury Obligations	—	246,582	—		246,582
Short-Term Investment
Investment Company	9,136	—	—		9,136

Total Investments in Securities	$9,136	$287,296	$10,837	*	$307,269

*	Level 3 securities are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $10,837,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, results of broker and vendor due diligence, unchanged price review and consideration of macro or security specific events.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the year ended February 28, 2013.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Core Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$91,313	$—	$6,120	$762	$669,601	$(222,366)	$61,089	$—	$606,519
Collateralized Mortgage Obligations
Agency CMO	—	—	(31,148)	752	94,705	(49,101)	275,318	—	290,526
Non-Agency CMO	146,340	—	11,746	168	364,477	(147,284)	134,216	—	509,663
Commerical Mortgage-Backed Securities	—	—	6,126	(243)	237,915	(54,031)	151,421	—	341,188
Corporate Bonds — Financials	1,564	—	(41)	—	—	—	—	—	1,523
Corporate Bonds — Industrials	—	—	737	(13)	6,054	(1,416)	21,961	—	27,323
Corporate Bonds — Telecommunication Services	—	—	832	—	—	—	10,557	—	11,389
Mortgage Pass-Through Securities	—	—	1	—	33,206	—	—	—	33,207

Total	$239,217	$—	$(5,627)	$1,426	$1,405,958	$(474,198)	$654,562	$—	$1,821,338

314	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Core Plus Bond Fund	Balance as of 2/29/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$3,125		$—	$2,345	$308	$65,296		$(15,020)	$13,266	$—	$69,320
Collateralized Mortgage Obligations
Agency CMO	—		—	(3,146)	40	9,741		(5,158)	27,218	—	28,695
Non-Agency CMO	2,484		(290)	1,172	15	21,880		(6,833)	8,163	—	26,591
Commerical Mortgage-Backed Securities	—		—	846	(100)	44,283		(2,691)	15,535	—	57,873
Common Stocks —Consumer Discretionary	369		(29)	5	—	182		(413)	—	—	114
Common Stocks —Consumer Staples	—	(a)	—	—	—	—		—	—	—	—	(a)
Common Stocks —Industrials	208		—	44	—	11		—	—	—	263
Common Stocks —Materials	4		—	(2,987)	—	4,953		—	—	—	1,970
Common Stocks — Telecommu nication Services	—	(a)	—	—	—	—		— (a)	—	—	—
Common Stocks — Utilities	—		—	49	—	106		—	—	—	155
Convertible Bonds — Consumer Discretionary	—		—	—	—	194		—	—	—	194
Convertible Bonds — Utilities	—		—	—	—	311		—	—	—	311
Corporate Bonds — Consumer Discretionary	406		—	(688)	26	3,205		(232)	—	—	2,717
Corporate Bonds — Consumer Staples	92		—	(109)	—	17		—	—	—	—	(a)
Corporate Bonds — Financials	—		—	87	—	—		—	115	—	202
Corporate Bonds — Industrials	340		—	347	19	681		(627)	8,048	—	8,808
Corporate Bonds — Information Technology	2,856		—	—	—	—		—	—	(2,856)	—
Corporate Bonds — Materials	3,381		7	(500)	39	2,494		(3,507)	—	(116)	1,798
Corporate Bonds — Telecommu nication Services	—		—	174	—	—		—	2,237	—	2,411
Corporate Bonds — Utilities	—		—	(6)	—	18		—	—	—	12
Foreign Government Securities	496		(3)	(16)	—	150		(213)	—	—	414
Loan Assignments — Consumer Discretionary	—		—	(115)	—	—		—	1,028	—	913
Preferred Stocks — Consumer Staples	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	204		—	(204)	—	—		—	—	—	—	(a)
U.S. Government Agency Securities	—		—	(6)	(3)	—		(80)	1,210	—	1,121
Warrants — Consumer Discretionary	—		—	—	—	—	(a)	—	—	—	—	(a)
Warrants — Industrials	—		—	—	—	—	(a)	—	—	—	—	(a)

Total	$13,965		$(315)	$(2,708)	$344	$153,522		$(34,774)	$76,820	$(2,972)	$203,882

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	315

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

High Yield Fund	Balance as of 2/29/12		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]		Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$6,972		$—	$68	$(51)	$—		$(3)	$—	$—	$6,986
Common Stocks — Consumer Discretionary	5,453		1,797	(1,095)	—	913		(6,107)	23	—	984
Common Stocks — Consumer Staples	—	(a)	—	—	—	—		—	—	—	—	(a)
Common Stocks — Industrials	1,160		—	363	—	296		—	—	—	1,819
Common Stocks — Information Technology	—	(a)	—	—	—	—		—	—	—	—	(a)
Common Stocks — Materials	27		—	(44,102)	—	77,431		(5,967)	—	—	27,389
Common Stocks — Telecommunication Services	—	(a)	—	—	—	—		— (a)	—	—	—
Common Stocks — Utilities	—		—	741	—	1,587		—	—	—	2,328
Convertible Bonds — Consumer Discretionary	—		—	—	—	3,081		—	—	—	3,081
Convertible Bonds — Utilities	—		—	—	—	4,665		—	—	—	4,665
Corporate Bonds — Consumer Discretionary	5,645		(4,427)	(2,980)	269	29,827		(4,232)	—	—	24,102
Corporate Bonds — Consumer Staples	1,353		—	(1,596)	—	243		—	—	—	—	(a)
Corporate Bonds — Financials	9,899		—	(599)	17	15		(532)	1,085	—	9,885
Corporate Bonds — Health Care	1,537		—	(1,179)	(6)	36		—	—	—	388
Corporate Bonds — Industrials	1,047		409	6,556	609	58,249		(16,976)	105,695	—	155,589
Corporate Bonds — Information Technology	16,643		—	—	—	—		—	—	(16,643)	—
Corporate Bonds — Materials	14,393		110	(3,727)	113	6,970		(9,789)	—	(962)	7,108
Corporate Bonds — Telecommunication Services	—		—	1	—	—		—	189	—	190
Corporate Bonds — Utilities	—		(20,081)	14,367	—	1,477		(19,836)	24,954	—	881
Loan Assignments — Consumer Discretionary	4,756		—	726	32	—		(1,323)	5,874	—	10,065
Loan Assignments — Information Technology	1,116		(22)	6	15	—		(1,115)	—	—	—
Preferred Stocks — Consumer Discretionary	645		—	(46)	—	—		—	—	—	599
Preferred Stocks — Consumer Staples	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Information Technology	—	(a)	—	—	—	—		—	—	—	—	(a)
Preferred Stocks — Materials	1,311		—	(1,311)	—	—		—	—	—	—	(a)
Warrants — Consumer Discretionary	—		—	(2)	—	2		—	—	—	—	(a)
Warrants — Industrials	—		—	—	—	—	(a)	—	—	—	—	(a)

Total	$71,957		$(22,214)	$(33,809)	$998	$184,792		$(65,880)	$137,820	$(17,605)	$256,059

316	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Inflation Managed Bond Fund	Balance as of 2/29/12	Realized gain(loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$—	$—	$81	$5	$—	$(611)	$3,871	$—	$3,346
Collateralized Mortgage Obligations
Agency CMO	—	—	(158)	—	—	(219)	902	—	525
Non-Agency CMO	—	—	5	—	485	(61)	—	—	429
Commerical Mortgage-Backed Securities	—	—	20	—	3,884	(702)	2,889	—	6,091
Corporate Bonds — Industrials	—	—	67	(1)	832	(83)	1,423	—	2,238
Corporate Bonds — Telecommunication Services	—	—	84	—	—	—	1,064	—	1,148

Total	$—	$—	$99	$4	$5,201	$(1,676)	$10,149	$—	$13,777

Limited Duration Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$748	$—	$6,949	$48	$—	$(3,138)	$27,564	$—	$32,171
Collateralized Mortgage Obligations
Agency CMO	—	—	(12)	—	34,985	(468)	1,345	—	35,850
Non-Agency CMO	—	—	333	—	1,965	(821)	3,124	—	4,601
Commerical Mortgage-Backed Securities	—	—	93	—	—	(130)	368	—	331
Corporate Bonds — Industrials	1,644	(4,579)	4,675	—	—	(1,740)	—	—	—

Total	$2,392	$(4,579)	$12,038	$48	$36,950	$(6,297)	$32,401	$—	$72,953

Mortgage-Backed Securities Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$12,713	$—	$1,702	$175	$149,552	$(39,312)	$9,813	$—	$134,643
Collateralized Mortgage Obligations
Agency CMO	—	—	(7,661)	148	53,179	(11,177)	60,480	—	94,969
Non-Agency CMO	24,032	4	3,196	16	102,216	(28,197)	32,551	—	133,818
Commerical Mortgage-Backed Securities	—	—	873	(35)	52,460	(7,254)	10,367	—	56,411
Mortgage Pass-Through Securities	—	—	19	—	25,961	—	—	—	25,980

Total	$36,745	$4	$(1,871)	$304	$383,368	$(85,940)	$113,211	$—	$445,821

Short Duration Bond Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
Asset-Backed Securities	$—	$—	$2,097	$70	$137,924	$(43,975)	$54,429	$—	$150,545
Collateralized Mortgage Obligations
Agency CMO	—	—	(2,062)	115	9,210	(18,686)	86,024	—	74,601
Non-Agency CMO	—	—	312	(4)	16,338	(10,429)	18,718	—	24,935
Commerical Mortgage-Backed Securities	—	—	2,776	(69)	190,035	(16,344)	41,503	—	217,901

Total	$—	$—	$3,123	$112	$353,507	$(89,434)	$200,674	$—	$467,982

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	317

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Treasury & Agency Fund	Balance as of 2/29/12	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/13
Investments in Securities
U.S. Government Agency Securities	$—	$—	$(166)	$(122)	$4,425	$(614)	$7,314	$—	$10,837

Total	$—	$—	$(166)	$(122)	$4,425	$(614)	$7,314	$—	$10,837

1	Purchases include all purchases of securities and securities received in corporate actions.
2	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.
(a)	Value is zero.
(b)	Amount rounds to less than $1,000.

Transfers into, and out of, Level 3 are valued utilizing values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The changes in net unrealized appreciation (depreciation) attributable to securities owned at February 28, 2013, which were valued using significant unobservable inputs (Level 3) were as follows (amounts in thousands):

Core Bond Fund	$(6,036)
Core Plus Bond Fund	(2,858)
High Yield Fund	(37,034)
Inflation Managed Bond Fund	99
Limited Duration Bond Fund	7,363
Mortgage-Backed Securities Fund	(1,871)
Short Duration Bond Fund	3,123
Treasury & Agency Fund	(166)

These amounts are included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations.

318	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Core Plus Bond Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 2/28/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$2,246	Market Comparable Companies	EBITDA Multiple (a)	5.00x - 7.00x (5.24x)
			Discount for lack of marketability (b)	10% - 30% (10.80%)
	16	Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
	20	Mergers and Acquisitions	Discount for lack of marketability (b)	25% (N/A)
			Discount for potential outcome	20% (N/A)
	66	Consensus Broker Pricing	Median Bid quote	$1.50 (N/A)

Common Stock	2,348
	0	Discounted Cash Flow	Discount for lack of marketability (b)	17.50% (N/A)
	0(c)	Market Comparable Companies	EBITDA Multiple (a)	5.82x (N/A)
			Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	0
	930	Market Comparable Companies	EBITDA Multiple (a)	5.5x - 6.90x (6.74x)
			Discount for lack of marketability (b)	25% - 30% (29.40%)
	311	Issuance Price	Percent of Par	100% (N/A)
	0	Terms of Plan of Reorganization	Probability of Default	100% (N/A)
	0	Terms of Consent Solicitation	Discount for lack of marketability (b)	100% (N/A)

Corporate Bond	1,241
	2,280	Discounted Cash Flow	Liquidity Discount	4.50% -10.00% (5.14%)
			Implied Spread to Index	2.00% - 5.00% (2.35%)

Asset-Backed Securities	2,280
	0	Intrinsic Value	Issue Price vs. Strike Price	N/A

Warrants	0
Total	$5,869

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At February 28,2013, the value of these securities was approximately $198,013,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability and probability of default may decrease (increase) the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	319

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

High Yield Fund

Quantitative Information about Level 3 Fair Value Measurements # (amounts in thousands)

	Fair Value at 2/28/13	Valuation Technique(s)	Unobservable Input(s)	Range (Weighted Average)
	$29,216	Market Comparable Companies	EBITDA Multiple (a)	5.00x - 6.90x (5.12x)
			Discount for lack of marketability (b)	10% - 30% (10.55%)
	444	Terms of Plan of Reorganization	Discount for lack of marketability (b)	25% (N/A)
	293	Mergers and Acquisitions	Discount for lack of marketability (b)	25% (N/A)
			Discount for potential outcome	20% (N/A)
	197	Consensus Broker Pricing	Median Bid quote	$1.50 (N/A)

Common Stock	30,150
	0	Discounted Cash Flow	Discount for lack of marketability (b)	17.50% (N/A)
	0(c)	Market Comparable Companies	EBITDA Multiple (a)	5.40x - 5.82x (N/A)
			Discount for lack of marketability (b)	30% (N/A)

Preferred Stock	0
	15,939	Market Comparable Companies	EBITDA Multiple (a)	5.5x - 6.90x (6.67x)
			Discount for lack of marketability (b)	25% - 30% (29.07%)
			Probability of Default	97% (N/A)
	4,665	Issuance Price	Percent of Par	100% (N/A)
	0	Terms of Plan of Reorganization	Probability of Default	100% (N/A)
	0	Terms of Consent Solicitation	Discount for lack of marketability (b)	100% (N/A)

Corporate Bond	20,604
	6,974	Discounted Cash Flow	Liquidity Discount Implied Spread to Index	4.50% (N/A) 2.00% (N/A)

Asset-Backed Securities	6,974
	0	Intrinsic Value	Issue Price vs. Strike Price	N/A

Warrants	0
Total	$57,728

#	The table above does not include level 3 securities that are valued by brokers and pricing services. At February 28, 2013, the value of these securities was approximately $198,331,000. The inputs for these securities are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2A. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, unchanged price review, results of broker and vendor due diligence and consideration of macro or security specific events.
(a)	Represents amounts used when the reporting entity has determined that market participants would take into account such multiples when pricing the investments.
(b)	Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(c)	Securities senior to the preferred securities in issuing entity capital structure result in preferred stock being valued at zero.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, discount for potential outcome, and probability of default may decrease (increase) the fair value measurement. A significant change in broker pricing information could result in a significantly higher or lower value in such Level 3 instruments.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale and/or are illiquid. Restricted securities generally are resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net assets of the Funds. As of February 28, 2013, the Funds had no investments in restricted securities other than securities sold to the Funds under Rule 144A and/or Regulation S under the Securities Act.

320	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

The following are the values and percentages of net assets of illiquid securities as of February 28, 2013 (amounts in thousands):

	Value	Percentage
Core Bond Fund	$653,360	2.2%
Core Plus Bond Fund	52,278	1.8
High Yield Fund	99,578	0.9
Mortgage-Backed Securities Fund	168,463	3.8
Short Duration Bond Fund	88,217	0.7

C. Loan Assignments — Core Plus Bond Fund and High Yield Fund invest in loan assignments of all or a portion of the loans. The Funds have direct rights against the borrower on a loan when they purchase an assignment; provided, however, that the Funds’ rights may be more limited than the lender from which it acquired the assignment and the Funds may be able to enforce their rights only through an administrative agent. As a result, the Funds assume the credit risk of the borrower and any other persons interpositioned between the Funds and the borrower. Although certain loan assignments are secured by collateral, the Funds could experience delays or limitations in realizing on such collateral or have their interest subordinated to other indebtedness of the obligor. In addition, loan assignments are vulnerable to market conditions such that economic conditions or other events may reduce the demand for loan assignments and certain loan assignments which were liquid, when purchased, may become illiquid.

D. Unfunded Commitments — Core Plus Bond Fund and High Yield Fund may enter into commitments to buy and sell investments including commitments to buy loan participations and assignments to settle on future dates as part of their normal investment activities. Unfunded commitments are generally traded and priced as part of a related loan participation or assignment (Note 2.C.). The value of the unfunded portion of the investment is determined using a pro-rata allocation, based on its par value relative to the par value of the entire investment. The unrealized appreciation (depreciation) from unfunded commitments is reported in the Statements of Assets and Liabilities. The Funds segregate security positions such that sufficient liquid assets will be available for the commitments on a future date. Credit risks exist on these commitments to the extent of any difference between the sales price and current value of the underlying securities sold. Market risk exists on these commitments to buy to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner. However, during the commitment period, these investments earn no interest or dividends.

At February 28, 2013, the High Yield Fund had the following unfunded loan commitments which could be extended at the option of the borrower (amounts in thousands):

High Yield Fund

		Maturity Date	Commitment Fee Rate	Rate if Funded	Commitment
Security Description	Term				Amount	Value
ROC Finance LLC	Incremental 6-month Delayed Draw Term B Loans	8/19/17	2.25%	2.25%	$547	$564
ROC Finance LLC	Incremental 18-month Delayed Draw Term B Loans	8/19/17	2.25	2.25	913	940
Syniverse Holdings, Inc	Add-on Term Loan	4/20/19	1.00	1.00	6,764	6,789

E. Derivatives — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund use instruments including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, in connection with their respective investment strategies. Derivative instruments may be used as substitutes for securities in which the Funds can invest, to hedge portfolio investments or to generate income or gain to the Funds. Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund also use derivatives to manage duration, sector and yield curve exposures and credit and spread volatility.

The Funds may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing a fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Funds’ risk of loss associated with these instruments may exceed their value, as recorded in the Statements of Assets and Liabilities.

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark-to-market gains to the Funds.

Notes E(1) — E(3) below describe the various derivatives used by the Funds.

(1). Futures — Core Plus Bond Fund uses treasury futures contracts to manage and hedge interest rate risk associated with portfolio investments. Core Plus Bond Fund also uses futures contracts to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation (depreciation) in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	321

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of the futures contract. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

(2). Swaps — Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund engage in various swap transactions, including interest rate and credit default swaps, to provide inflation protection and to manage credit risks within their respective portfolios. The Funds also use swaps as alternatives to direct investments. Swap transactions are negotiated contracts between a Fund and a counterparty to exchange investment cash flows or assets at specified, future intervals.

Upfront payments made and/or received by the Funds are recognized as a realized gain or loss when the contract matures or is terminated. The value of a swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is recognized as unrealized appreciation or depreciation in the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

These Funds may be required to post or receive collateral based on the net value of the Funds’ outstanding swap contracts with the counterparty in the form of cash or securities. Collateral posted by the Funds is held in a segregated account at the Funds’ custodian bank. Cash collateral posted by the Funds is invested in an affiliated money market fund (See Note 3.G.) and is reported on the Statements of Assets and Liabilities as Investments in affiliates — restricted. Collateral received by the Funds is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, which provides collateral management services to the Funds (See Note 3.F.). These amounts are not reflected on the Funds’ Statements of Assets and Liabilities and are disclosed in the table below.

The Funds’ swap contracts at net value and collateral posted or received by counterparty as of February 28, 2013 is as follows (amounts in thousands):

Fund		Counterparty	Value of swap contracts	Collateral amount
Inflation Managed Bond Fund	Collateral Posted
		Deutsche Bank AG, New York	$(1,304)	$960
		Morgan Stanley Capital Services	(1,953)	1,010
	Collateral Received
		Barclays Bank, plc	305	(602)
		BNP Paribas	396	(637)
		Citibank, N.A.	1,827	(1,942)
		Morgan Stanley Capital Services	680	(358)

Credit Default Swaps

Core Plus Bond Fund and High Yield Fund enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Funds, as protection sellers, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to a Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected in the Statements of Assets and Liabilities. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

322	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Inflation-Linked Swaps

Inflation Managed Bond Fund uses inflation-linked swaps to provide inflation protection within its portfolio.

The use of swaps exposes the Fund to inflation risk. The Fund also may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying rate; (ii) counterparty credit risk related to the failure, by the counterparty to the swap, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms.

(3). Forward Foreign Currency Exchange Contracts

Core Plus Bond Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

(4). Summary of Derivatives Information

The following tables present the value of derivatives held as of February 28, 2013, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities (amounts in thousands):

Core Plus Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Swaps
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$14	$—	$—
Foreign exchange contracts	Receivables	—	108	—
Credit contracts	Receivables	—	—	5

Total		$14	$108	$5

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(7)	$—	$—
Foreign exchange contracts	Payables	—	(49)	—

Total		$(7)	$(49)	$—

Inflation Managed Bond Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Swaps
Interest rate contracts	Receivables	$4,248

Liabilities:
Interest rate contracts	Payables	$(4,803)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	323

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The following tables present the effect of derivatives on the Statements of Operations for the year ended February 28, 2013, by primary underlying risk exposure (amounts in thousands):

Core Plus Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$58	$—	$—	$58
Foreign exchange contracts	—	(122)	—	(122)
Credit contracts	—	—	(4,504)	(4,504)

Total	$58	$(122)	$(4,504)	$(4,568)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Interest rate contracts	$8	$—	$—	$8
Foreign exchange contracts	—	41	—	41
Credit contracts	—	—	13	13

Total	$8	$41	$13	$62

High Yield Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$4,919

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Credit contracts	$(3,898)

Inflation Managed Bond Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$1,495

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Swaps
Interest rate contracts	$(5,566)

The Funds’ derivatives contracts held at February 28, 2013 are not accounted for as hedging instruments under GAAP.

Derivatives Volume

The table below discloses the volume of the Funds’ futures contracts, foreign currency exchange contracts and swaps activity during the year ended February 28, 2013 (amounts in thousands). Please refer to the tables in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

	Core Plus Bond Fund	High Yield Fund	Inflation Managed Bond Fund
Futures Contracts:
Average Notional Balance Long	$3,536	$—	$—
Average Notional Balance Short	1,650	—	—
Ending Notional Balance Long	2,700	—	—
Ending Notional Balance Short	1,488	—	—

324	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Core Plus Bond Fund		High Yield Fund	Inflation Managed Bond Fund

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	$223		$—	$—
Average Settlement Value Sold	5,205		—	—
Ending Settlement Value Purchased	216		—	—
Ending Settlement Value Sold	13,081		—	—

Credit Default Swaps:
Average Notional Balance — Buy Protection	50,000	(a)	—	—
Average Notional Balance — Sell Protection	1,000		17,083	—
Ending Notional Balance — Buy Protection	—		—	—
Ending Notional Balance — Sell Protection	1,000		—	—

Interest Rate-Related Swaps (Inflation-Linked Swaps):
Average Notional Balance — Pays Fixed Rate	—		—	778,000
Ending Notional Balance — Pays Fixed Rate	—		—	785,000

(a)	Average for the period June 1, 2012 through September 30, 2012.

F. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains (losses) arise from changes (due to changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

G. When Issued Securities and Forward Commitments — The Funds may purchase when issued securities, including To Be Announced (“TBA”) securities, and enter into contracts to purchase or sell securities for a fixed price that may be settled a month or more after the trade date. When issued securities are securities that have been authorized, but not issued in the market. A forward commitment involves entering into a contract to purchase or sell securities for a fixed price at a future date that may be settled a month or more after the trade date. The purchase of securities on a when issued or forward commitment basis involves the risk that the value of the security to be purchased declines before settlement date. The sale of securities on forward commitment basis involves the risk that the value of the securities sold may increase before the settlement date. The Funds may be exposed to credit risk if the counterparty fails to perform under the terms of the transaction. Interest income for securities purchased on a when issued or forward commitment basis is not accrued until settlement date. It is the Funds’ policy to reserve assets with a current value at least equal to the amount of their when issued or forward commitments.

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains (losses) are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income net of foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

I. Allocation of Income and Expenses — Expenses directly attributable to a fund are charged directly to that fund, while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day, except that each class separately bears expenses related specifically to that class.

J. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Funds’ tax positions for all open tax years and has determined that as of February 28, 2013, no liability for income tax is required in the Funds’ financial statements for net unrecognized tax benefits. However, Management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	325

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

K. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

L. Distributions to Shareholders — Distributions from net investment income are generally declared and paid monthly and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts (amounts in thousands):

	Paid-in-Capital		Accumulated undistributed (distributions in excess of) net investment income		Accumulated net realized gains (losses)
Core Bond Fund	$(1)		$13		$(12)
Core Plus Bond Fund	—	(a)	(148)		148
High Yield Fund	—	(a)	607		(607)
Limited Duration Bond Fund	(5,665)		—	(a)	5,665
Mortgage-Backed Securities Fund	(3,681)		—	(a)	3,681
Treasury & Agency Fund	—	(a)	—	(a)	— (a)

(a)	Amount rounds to less than $1,000.

The reclassifications for the Funds relate primarily to interest only high-coupon bond reclassifications (Core Bond Fund), distribution reclassifications (Core Plus Bond Fund and Treasury & Agency Fund), foreign currency gains or losses (Core Plus Bond Fund), non-taxable special dividends (Core Plus Bond Fund and High Yield Fund), consent fee reclassification (Core Bond Fund, Core Plus Bond Fund and High Yield Fund), periodic payment from swaps (Core Plus Bond Fund), defaulted bond interest reclassification (High Yield Fund) and expiration of capital loss carryforwards (Limited Duration Bond Fund and Mortgage-Backed Securities Fund).

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreements, JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual rate for each Fund is as follows:

Core Bond Fund	0.30%
Core Plus Bond Fund	0.30
Government Bond Fund	0.30
High Yield Fund	0.65
Inflation Managed Bond Fund	0.35
Limited Duration Bond Fund	0.25
Mortgage-Backed Securities Fund	0.35
Short Duration Bond Fund	0.25
Treasury & Agency Fund	0.30

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.G.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended February 28, 2013, the annual effective rate was 0.09% of each Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.G.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Funds’ sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares. The Board of Trustees has

326	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Class R2
0.25%	0.75%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares (except for Class C Shares of the Limited Duration Bond Fund and Short Duration Bond Fund) and certain Class A Shares for which front-end sales charges have been waived. For the year ended February 28, 2013, the Distributor retained the following amounts (in thousands):

	Front-end Sales Charge	CDSC
Core Bond Fund	$1,934	$54
Core Plus Bond Fund	669	8
Government Bond Fund	122	6
High Yield Fund	287	38
Inflation Managed Bond Fund	6	—	(a)
Limited Duration Bond Fund	6	—
Mortgage-Backed Securities Fund	112	—	(a)
Short Duration Bond Fund	19	1
Treasury & Agency Fund	3	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Core Bond Fund	0.25%	0.25%	0.25%	0.25%	0.05%	n/a	0.25%
Core Plus Bond Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Government Bond Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
High Yield Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
Inflation Managed Bond Fund	0.25	n/a	0.25	0.25	0.05	n/a	0.25
Limited Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Mortgage-Backed Securities Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Short Duration Bond Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Treasury & Agency Fund	0.25	0.25	n/a	n/a	n/a	n/a	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.G.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. Payments to the custodian may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Collateral Management Fees — JPMCB provides derivatives collateral management services for the Inflation Managed Bond Fund. The amounts paid directly to JPMCB by the Funds for these services are included in Collateral management fees on the Statements of Operations.

G. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Core Bond Fund	0.75%	1.40%	1.40%	1.00%	0.45%	0.40%	n/a	0.58%
Core Plus Bond Fund	0.75	1.40	1.40	1.15	n/a	0.40	0.49%	0.65

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	327

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Government Bond Fund	0.75	1.48	1.48	1.00	n/a	n/a	n/a	0.48
High Yield Fund	1.10	1.60	1.60	1.35	0.80	0.75	n/a	0.85
Inflation Managed Bond Fund	0.75	n/a	1.40	1.00	0.55	0.50	n/a	0.60
Limited Duration Bond Fund	0.70	1.20	1.20	n/a	n/a	0.25	n/a	0.45
Mortgage-Backed Securities Fund	0.65	n/a	1.15	n/a	n/a	0.25	n/a	0.40
Short Duration Bond Fund	0.80	1.30	1.30	n/a	n/a	0.30	n/a	0.55
Treasury & Agency Fund	0.70	1.20	n/a	n/a	n/a	n/a	n/a	0.45

Prior to September 1, 2012 the contractual expense limitation for High Yield Fund was 1.15%, 1.80%, 1.80%, 1.40%, 0.86%, 0.81% and 0.90% for Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class Shares, respectively.

Except as noted above, the expense limitation agreements were in effect for the year ended February 28, 2013 and are in place until at least June 30, 2013, except for High Yield Fund which are in place until June 30, 2014.

For the year ended February 28, 2013, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expect the Funds to repay any such waived fees and/or reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Core Bond Fund	$418	$18,832	$19,534	$38,784
Core Plus Bond Fund	11	1,399	785	2,195
Government Bond Fund	17	612	3,847	4,476
High Yield Fund	1,311	5,276	15,011	21,598
Inflation Managed Bond Fund	—	217	2,009	2,226
Limited Duration Bond Fund	506	372	212	1,090
Mortgage-Backed Securities Fund	5,653	3,357	2,133	11,143
Short Duration Bond Fund	84	7,120	—	7,204
Treasury & Agency Fund	1	21	850	872

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor, as shareholder servicing agent, waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of these waivers resulting from investments in these money market funds for the year ended February 28, 2013 were as follows (amounts in thousands):

Core Bond Fund	$1,850
Core Plus Bond Fund	410
Government Bond Fund	181
High Yield Fund	800
Inflation Managed Bond Fund	124
Limited Duration Bond Fund	128
Mortgage-Backed Securities Fund	544
Short Duration Bond Fund	175
Treasury & Agency Fund	21

H. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with Federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended February 28, 2013, the Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker-dealers. For the year ended February 28, 2013, the Funds did not incur any brokerage commissions with broker-dealers affiliated with the Advisor.

328	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

4. Investment Transactions

During the year ended February 28, 2013, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Core Bond Fund	$8,113,474	$3,863,555	$1,402,909	$178,537
Core Plus Bond Fund	1,266,905	590,684	107,296	30,485
Government Bond Fund	303,689	142,245	187,628	65,316
High Yield Fund	7,185,405	7,737,120	—	—
Inflation Managed Bond Fund	375,987	216,528	247,179	—
Limited Duration Bond Fund	151,038	88,257	9,990	—
Mortgage-Backed Securities Fund	2,020,708	673,188	60,859	4,958
Short Duration Bond Fund	2,804,573	2,271,940	2,464,928	1,583,802
Treasury & Agency Fund	8,142	38,980	55,344	123,006

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of investment securities held at February 28, 2013 were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Bond Fund	$27,707,547	$1,703,468	$71,337	$1,632,131
Core Plus Bond Fund	2,819,678	176,454	28,428	148,026
Government Bond Fund	1,709,397	174,576	6,030	168,546
High Yield Fund	10,667,878	805,096	187,878	617,218
Inflation Managed Bond Fund	1,527,255	44,056	6,813	37,243
Limited Duration Bond Fund	534,758	7,216	29,466	(22,250)
Mortgage-Backed Securities Fund	4,264,541	182,470	16,709	165,761
Short Duration Bond Fund	12,161,967	158,058	22,645	135,413
Treasury & Agency Fund	301,782	5,487	—	5,487
The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to Treasury Inflated Protected Securities deferral (Core Bond Fund, Core Plus Bond Fund, Inflation Managed Bond Fund and Treasury & Agency Fund), interest only high-coupon bond adjustment (Core Bond Fund), wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund), non-taxable special dividends (High Yield Fund), corporate action tax basis outstanding (High Yield Fund), defaulted bond interest accruals (High Yield Fund) and interest-only income basis (Limited Duration Bond Fund).

The tax character of distributions paid during the fiscal year ended February 28, 2013 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$753,732	$34,714	$788,446
Core Plus Bond Fund	97,409	1,667	99,076
Government Bond Fund	47,117	—	47,117
High Yield Fund	803,137	15,678	818,815
Inflation Managed Bond Fund	26,742	2,468	29,210
Limited Duration Bond Fund	6,071	—	6,071
Mortgage-Backed Securities Fund	121,664	—	121,664
Short Duration Bond Fund	148,767	2,247	151,014
Treasury & Agency Fund	3,698	1,483	5,181

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	329

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

The tax character of distributions paid during the fiscal year ended February 29, 2012 was as follows (amounts in thousands):

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
Core Bond Fund	$750,993	$42,302	$793,295
Core Plus Bond Fund	97,248	370	97,618
Government Bond Fund	48,858	1,744	50,602
High Yield Fund	811,940	130,566	942,506
Inflation Managed Bond Fund	24,298	280	24,578
Limited Duration Bond Fund	7,874	—	7,874
Mortgage-Backed Securities Fund	120,648	—	120,648
Short Duration Bond Fund	176,481	12,761	189,242
Treasury & Agency Fund	5,464	4,087	9,551

As of February 28, 2013, the components of net assets (excluding paid-in-capital) on a tax basis were as follows (amounts in thousands):

	Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain or (Tax Basis Capital Loss Carryover)	Unrealized Appreciation (Depreciation)
Core Bond Fund	$24,960	$14,457	$1,632,131
Core Plus Bond Fund	6,192	(265,921)	148,031
Government Bond Fund	2,705	6,697	168,546
High Yield Fund	59,697	79,104	617,287
Inflation Managed Bond Fund	884	1,788	36,688
Limited Duration Bond Fund	358	(74,349)	(22,250)
Mortgage-Backed Securities Fund	4,829	(1,850)	165,761
Short Duration Bond Fund	10,612	6,941	135,413
Treasury & Agency Fund	185	31	5,487

For the Funds, the cumulative timing differences primarily consist of distributions payable, trustee deferred compensation, Treasury Inflated Protected Securities (Core Bond Fund, Core Plus Bond Fund, Inflation Managed Bond Fund and Treasury & Agency Fund), interest only high-coupon bond adjustment (Core Bond Fund), wash sale loss deferrals (Core Bond Fund, Core Plus Bond Fund, Government Bond Fund, High Yield Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund and Short Duration Bond Fund), mark to market of forward foreign currency contracts (Core Plus Bond Fund), mark to market of futures contracts (Core Plus Bond Fund), trust preferred security (Core Plus Bond Fund), straddle loss deferrals (Core Plus Bond Fund), capital loss carryforwards (Core Plus Bond Fund, Limited Duration Bond Fund and Mortgage-Backed Securities Fund), non-taxable special dividends (High Yield Fund), corporate action tax basis adjustment (High Yield Fund), defaulted bond interest accruals (High Yield Fund), interest-only income (Limited Duration Bond Fund) and post-October loss deferrals (Limited Duration Bond Fund and Mortgage-Backed Securities Fund)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Funds after February 28, 2011 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. Prior to the Act, net capital losses incurred by the Funds were carried forward for eight years and treated as short-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of February 28, 2013, the following Fund had post-enactment net capital loss carryforwards (amounts in thousands):

	Capital Loss Carryforward Character
	Short-Term	Long-Term
Limited Duration Bond Fund	$—	$4,555

As of February 28, 2013, the following Funds had the following pre-enactment net capital loss carryforwards, expiring during the year indicated, which are available to offset future realized gains (amounts in thousands):

	2014	2015	2016	2017	2018	2019	Total
Core Plus Bond Fund	$7,860	$26,467	$231,594	$—	$—	$—	$265,921	*
Limited Duration Bond Fund	2,597	2,757	4,374	42,572	10,531	6,963	69,794
Mortgage-Backed Securities Fund	1,459	—	391	—	—	—	1,850

*	The entire amount is comprised of capital loss carryforwards from business combinations, which may be limited in future years under the Internal Revenue Code Sections 381-384.

330	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

During the year ended February 28, 2013, the following Funds utilized capital loss carryforwards as follows (amounts in thousands):

Total
Core Plus Bond Fund	$2,888
Mortgage-Backed Securities Fund	857

During the year ended February 28, 2013, the following Funds had expired capital loss carryforwards as follows (amounts in thousands):

Limited Duration Bond Fund	$5,666
Mortgage-Backed Securities Fund	3,681

Net capital losses and late year ordinary losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended February 28, 2013, the following Funds deferred to March 1, 2013 post-October capital losses of (amounts in thousands):

	Late Year Ordinary Loss Deferral	Short-Term	Long-Term
Limited Duration Bond Fund	$—	$—	$11
Mortgage-Backed Securities Fund	—	—	709

6. Borrowings

The Funds rely upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 11, 2013.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at February 28, 2013. Average borrowings from the Facility for the year ended February 28, 2013 were as follows (amounts in thousands):

	Average Borrowings	Number of Days Outstanding	Interest Paid
Short Duration Bond Fund	$12,833	2	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Fund’s assets for each of the High Yield Fund, Inflation Managed Bond Fund, Mortgage-Backed Securities Fund, Short Duration Bond Fund and Treasury & Agency Fund.

In addition J.P. Morgan Investor Funds, which are affiliated funds of funds, own in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
Core Plus Bond Fund	37.87%
Government Bond Fund	19.22
Inflation Managed Bond Fund	22.01
Limited Duration Bond Fund	54.54

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	331

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2013 (continued)

Additionally, Core Plus Bond Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

Significant shareholder transactions by these shareholders, if any, may impact the Funds’ performance.

The High Yield Fund and to a lesser extent, the Core Plus Bond Fund invest in high yield securities that are not rated or rated below investment grade (commonly known as “junk bonds”). These securities are considered to be high risk investments. The High Yield Fund invests at least 80% of its net assets plus the amount of borrowings for investment purposes in such investments. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds are also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Funds such as swap and option contracts, credit linked notes and TBA securities.

The Funds are subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass through securities and commercial mortgage backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A significant portion of the Funds’ (except High Yield Fund and Treasury & Agency Fund) investments are comprised of asset-backed or mortgage related securities, including securities backed by sub-prime mortgages.

The Funds are subject to the risk that should the Funds decide to sell an illiquid investment when a ready buyer is not available at a price the Funds deem to be representative of its value, the value of the Funds’ net assets could be adversely affected.

The Core Plus Bond Fund, High Yield Fund and Inflation Managed Bond Fund are party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Funds’ ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Funds in the event the Funds’ net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions allowing, absent other conditions, the Funds to exercise rights, to the extent not otherwise waived, against the counterparty (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Funds often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Funds. The ISDA agreements with certain counterparties allow the Funds and counterparty to offset certain derivative instruments’ payables or receivables with collateral posted to a segregated custody account as described in Note 2.E.

332	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust I and JPMorgan Trust II and Shareholders of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Treasury & Agency Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of JPMorgan Core Bond Fund, JPMorgan Core Plus Bond Fund, JPMorgan Government Bond Fund, JPMorgan High Yield Fund, JPMorgan Inflation Managed Bond Fund, JPMorgan Limited Duration Bond Fund, JPMorgan Mortgage-Backed Securities Fund, JPMorgan Short Duration Bond Fund and JPMorgan Treasury & Agency Fund (hereafter referred to as the “Funds”) at February 28, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

April 24, 2013

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	333

TRUSTEES

(Unaudited)

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	171	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor, City University of New York (1999-present); President, Adelphi University (New York) (1998-1999).	171	Director, Bronx-Lebanon Hospital Center; Director, United Way of New York City (2002-present); Trustee, Museum of Jewish Heritage (2011-present).

Robert J. Higgins (1945); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2002.	Retired; Director of Administration of the State of Rhode Island (2003-2004); President — Consumer Banking and Investment Services, Fleet Boston Financial (1971-2001).	171	None.

Peter C. Marshall (1942); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	171	Director, Center for Communication, Hearing, and Deafness (1990-present).

Mary E. Martinez (1960); Trustee of Trusts effective January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-Present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	171	Member, New York City Center Advisory Council (oversees public performing arts facilities) (2006-Present)

Marilyn McCoy* (1948); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	171	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953); Trustee of Trusts effective January 1, 2013	Retired (2005-Present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1998-2005).	171	Director, Sun Life Financial (SLF) (2007 to Present) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010)

William G. Morton, Jr. (1937); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	171	Director, Radio Shack Corp. (1987-2008); Trustee, Stratton Mountain School (2001-present).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	171	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2013-present); Trustee, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, Carleton College (2002-2010).

334	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

Name (Year of Birth); Positions With the Funds (1)	Principal Occupations During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee (2)	Other Directorships Held Outside Fund Complex During Past 5 Years
Independent Trustees (continued)

Marian U. Pardo** (1946); Trustee of Trusts effective February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	171	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-Present)

Frederick W. Ruebeck (1939); Trustee of Trusts since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	171	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Orchestra Foundation (1994-present).

James J. Schonbachler (1943); Trustee of Trusts since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	171	None.
Interested Trustee Not Affiliated With the Adviser

Frankie D. Hughes*** (1952), Trustee of Trusts since 2008.	President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present).	171	Trustee, The Victory Portfolios (2000-2008).

(1)	The Trustees serve for an indefinite term, subject to the Trusts’ current retirement policy, which is age 75 for all Trustees, except that the Board has determined Mr. Morton should continue to serve until December 31, 2014. In order to fill the vacancies created by the retirement of the Fergus Reid, III, William J. Armstrong, and Leonard J. Spalding Jr., effective December 31, 2012, the Board appointed Ms. Martinez and Mr. Merin to serve as Trustees effective January 1, 2013 and Ms. Pardo to serve as Trustee effective February 1, 2013.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment advisor or have an investment advisor that is an affiliated person of the investment advisor of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes eleven registered investment companies (171 funds), including JPMorgan Mutual Fund Group which liquidated November 29, 2012 and is in the process of winding up its affairs.

*	Ms. McCoy has served as Vice President of Administration and Planning for Northwestern University since 1985. William M. Daley was the Head of Corporate Responsibility for JPMorgan Chase & Co. prior to January 2011 and served as a member of the Board of Trustees of Northwestern University from 2005 through 2010. JPMIM, the Funds’ investment advisor, is a wholly-owned subsidiary of JPMorgan Chase & Co. Five other members of the Board of Trustees of Northwestern University are executive officers of registered investment advisors (not affiliated with JPMorgan) that are under common control with subadvisors to certain J.P. Morgan Funds.

**	In connection with prior employment with JPMorgan Chase, Ms. Pardo is the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

***	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	335

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trusts (Since)	Principal Occupations During Past 5 Years

Patricia A. Maleski (1960), President and Principal Executive Officer (2010)

Managing Director, J.P. Morgan Investment Management Inc. and Chief Administrative Officer, J.P. Morgan Funds and Institutional Pooled Vehicles since 2010; previously, Treasurer and Principal Financial Officer of the Trusts from 2008 to 2010; previously, Head of Funds Administration and Board Liaison, J.P. Morgan Funds prior to 2010. Ms. Maleski has been with JPMorgan Chase & Co. since 2001.

Joy C. Dowd (1972), Treasurer and Principal Financial Officer (2010)

Assistant Treasurer of the Trusts from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Kathryn A. Jackson (1962), AML Compliance Officer (2012)*

Vice President and AML Compliance Manager for JPMorgan Asset Management Compliance since 2011; Senior On-Boarding Specialist for JPMorgan Distribution Services, Inc. in Global Liquidity from 2008 to 2011; prior to joining JPMorgan, Ms. Jackson was a Financial Services Analyst responsible for on-boarding, compliance and training with Nationwide Securities LLC and 1717 Capital Management Company, both registered broker-dealers, from 2005 until 2008.

Elizabeth A. Davin (1964), Assistant Secretary (2005)**	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)**

Executive Director and Assistant General Counsel, JPMorgan Chase since February 2011; Ms. Ditullio has served as an attorney with various titles for JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan chase since February 2011; formerly, Vice President and Assistant General Counsel, JPMorgan Chase from 2005 until February 2011.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Vice President and Assistant General Counsel, JPMorgan Chase since 2011; Associate, Skadden, Arps, Slate, Meagher & Flom LLP (law firm) from 2006 to 2011.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Vice President and Assistant General Counsel, JPMorgan Chase since 2010; Associate, Ropes & Gray (law firm) from 2008 to 2010; Associate, Clifford Chance LLP (law firm) from 2005 to 2008.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Executive Director, JPMorgan Funds Management, Inc. from July 2012; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP since 2006.

Jeffrey D. House (1972), Assistant Treasurer (2006)**	Vice President, JPMorgan Funds Management, Inc. since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2006.

Matthew J. Plastina (1970), Assistant Treasurer (2011)	Vice President, JPMorgan Funds Management, Inc. since August 2010; prior to August 2010, Vice President and Controller, Legg Mason Global Asset Management.

Jeffery Reedy (1973), Assistant Treasurer (2011)**	Vice President, JPMorgan Funds Management, Inc. since February 2006.

Julie A. Roach (1971), Assistant Treasurer (2012)**	Vice President, JPMorgan Funds Management, Inc. from August 2012; prior to joining JPMorgan Chase, Ms. Roach was a Senior Manager with Deloitte since 2001.

Gillian I. Sands (1969), Assistant Treasurer (2012)	Vice President, JPMorgan Funds Management, Inc. from September 2012; Assistant Treasurer, Wells Fargo Funds Management (2007-2009).

Timothy J. Stewart (1974), Assistant Treasurer (2012)***	Executive Director, JPMorgan Funds Management, Inc. from July 2012; Managing Director of Robeco Investment Management, Inc. (2011-2012); Chief Financial Officer (2008-2011) and Director of Operations (2003-2008), Robeco-Sage, a division of Robeco Investment Management, Inc.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 500 Stanton Christiana Road, Ops 1, Floor 02, Newark, DE 19173-2107.

**	The contact address for the officer is 460 Polaris Parkway, Westerville, OH 43082.

***	Mr. Stewart is the Assistant Treasurer of JPMorgan Trust I only.

336	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, September 1, 2012, and continued to hold your shares at the end of the reporting period, February 28, 2013.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Core Bond Fund
Class A
Actual	$1,000.00	$1,005.30	$3.68	0.74%
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	1,001.30	6.90	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class C
Actual	1,000.00	1,001.30	6.90	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,003.30	4.92	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,006.80	2.19	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44
Class R6
Actual	1,000.00	1,006.90	1.94	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Select Class
Actual	1,000.00	1,006.20	2.84	0.57
Hypothetical	1,000.00	1,021.97	2.86	0.57

Core Plus Bond Fund
Class A
Actual	1,000.00	1,017.00	3.70	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	337

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Core Plus Bond Fund (continued)
Class B
Actual	$1,000.00	$1,013.60	$6.94	1.39%
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class C
Actual	1,000.00	1,013.80	6.94	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,013.90	5.69	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R6
Actual	1,000.00	1,018.60	1.95	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39
Institutional Class
Actual	1,000.00	1,017.20	2.40	0.48
Hypothetical	1,000.00	1,022.41	2.41	0.48
Select Class
Actual	1,000.00	1,016.40	3.20	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64

Government Bond Fund
Class A
Actual	1,000.00	997.20	3.66	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class B
Actual	1,000.00	993.50	7.27	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class C
Actual	1,000.00	993.50	7.27	1.47
Hypothetical	1,000.00	1,017.50	7.35	1.47
Class R2
Actual	1,000.00	996.10	4.90	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Select Class
Actual	1,000.00	999.20	2.33	0.47
Hypothetical	1,000.00	1,022.46	2.36	0.47

High Yield Fund
Class A
Actual	1,000.00	1,062.10	5.57	1.09
Hypothetical	1,000.00	1,019.39	5.46	1.09
Class B
Actual	1,000.00	1,059.30	8.12	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class C
Actual	1,000.00	1,059.50	8.12	1.59
Hypothetical	1,000.00	1,016.91	7.95	1.59
Class R2
Actual	1,000.00	1,060.80	6.85	1.34
Hypothetical	1,000.00	1,018.15	6.71	1.34
Class R5
Actual	1,000.00	1,063.50	4.04	0.79
Hypothetical	1,000.00	1,020.88	3.96	0.79
Class R6
Actual	1,000.00	1,064.90	3.79	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74

338	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
High Yield Fund (continued)
Select Class
Actual	$1,000.00	$1,063.10	$4.30	0.84%
Hypothetical	1,000.00	1,020.63	4.21	0.84

Inflation Managed Bond Fund
Class A
Actual	1,000.00	1,010.30	3.69	0.74
Hypothetical	1,000.00	1,021.12	3.71	0.74
Class C
Actual	1,000.00	1,006.40	6.91	1.39
Hypothetical	1,000.00	1,017.90	6.95	1.39
Class R2
Actual	1,000.00	1,008.50	4.93	0.99
Hypothetical	1,000.00	1,019.89	4.96	0.99
Class R5
Actual	1,000.00	1,010.90	2.69	0.54
Hypothetical	1,000.00	1,022.12	2.71	0.54
Class R6
Actual	1,000.00	1,012.00	2.44	0.49
Hypothetical	1,000.00	1,022.36	2.46	0.49
Select Class
Actual	1,000.00	1,010.90	2.94	0.59
Hypothetical	1,000.00	1,021.87	2.96	0.59

Limited Duration Bond Fund
Class A
Actual	1,000.00	1,023.00	3.36	0.67
Hypothetical	1,000.00	1,021.47	3.36	0.67
Class B
Actual	1,000.00	1,019.60	5.86	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class C
Actual	1,000.00	1,020.90	5.86	1.17
Hypothetical	1,000.00	1,018.99	5.86	1.17
Class R6
Actual	1,000.00	1,025.10	1.15	0.23
Hypothetical	1,000.00	1,023.65	1.15	0.23
Select Class
Actual	1,000.00	1,024.10	2.11	0.42
Hypothetical	1,000.00	1,022.71	2.11	0.42

Mortgage-Backed Securities Fund
Class A
Actual	1,000.00	1,009.20	3.19	0.64
Hypothetical	1,000.00	1,021.62	3.21	0.64
Class C
Actual	1,000.00	1,007.20	5.67	1.14
Hypothetical	1,000.00	1,019.14	5.71	1.14
Class R6
Actual	1,000.00	1,011.40	1.20	0.24
Hypothetical	1,000.00	1,023.60	1.20	0.24
Select Class
Actual	1,000.00	1,010.60	1.94	0.39
Hypothetical	1,000.00	1,022.86	1.96	0.39

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	339

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, September 1, 2012	Ending Account Value February 28, 2013	Expenses Paid During the Period*	Annualized Expense Ratio
Short Duration Bond Fund
Class A
Actual	$1,000.00	$1,001.80	$3.97	0.80%
Hypothetical	1,000.00	1,020.83	4.01	0.80
Class B
Actual	1,000.00	999.30	6.44	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class C
Actual	1,000.00	999.40	6.44	1.30
Hypothetical	1,000.00	1,018.35	6.51	1.30
Class R6
Actual	1,000.00	1,004.40	1.49	0.30
Hypothetical	1,000.00	1,023.31	1.51	0.30
Select Class
Actual	1,000.00	1,003.00	2.73	0.55
Hypothetical	1,000.00	1,022.07	2.76	0.55

Treasury & Agency Fund
Class A
Actual	1,000.00	998.60	3.42	0.69
Hypothetical	1,000.00	1,021.37	3.46	0.69
Class B
Actual	1,000.00	997.30	5.89	1.19
Hypothetical	1,000.00	1,018.89	5.96	1.19
Select Class
Actual	1,000.00	1,000.00	2.18	0.44
Hypothetical	1,000.00	1,022.61	2.21	0.44

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

340	J.P. MORGAN INCOME FUNDS	FEBRUARY 28, 2013

TAX LETTER

(Unaudited)

Certain tax information for the J.P. Morgan Funds is required to be provided to shareholders based upon the Funds’ income and distributions for the taxable year ended February 28, 2013. The information and distributions reported in this letter may differ from the information and taxable distributions reported to the shareholders for the calendar year ending December 31, 2013. The information necessary to complete your income tax returns for the calendar year ending December 31, 2013 will be provided under separate cover.

Long Term Capital Gain Designation — 20%

Each Fund hereby designates the following amount or maximum allowable amount as long-term capital gain distributions for the purpose of the dividend paid deduction on its respective tax return for the fiscal year ended February 28, 2013 (amounts in thousands):

Long-Term Capital Gain Distribution
Core Bond Fund	$34,714
Core Plus Bond Fund	1,667
High Yield Fund	15,678
Inflation Managed Bond Fund	2,468
Short Duration Bond Fund	2,247
Treasury & Agency Fund	1,483

Qualified Interest Income (QII) and Short Term Gains

For the fiscal year ended February 28, 2013, the Funds designate the following amounts or maximum allowable amounts of ordinary distributions paid during the Funds’ fiscal year from qualified interest income and short-term capital gain (amounts in thousands):

	Qualified Interest Income	Short-Term Gain
Core Bond Fund	$716,134	$3,169
Core Plus Bond Fund	87,931	—
Government Bond Fund	46,172	—
High Yield Fund	646,219	57,519
Limited Duration Bond Fund	6,263	—
Short Duration Bond Fund	138,706	—
Treasury & Agency Fund	3,681	—

Treasury Income

The following represents the percentage of income earned from direct U.S. Treasury Obligations for the fiscal year ended February 28, 2013:

Income from U.S. Treasury Obligations
Core Bond Fund	20.59%
Core Plus Bond Fund	14.92
Government Bond Fund	21.62
Inflation Managed Bond Fund	8.90
Limited Duration Bond Fund	0.10
Mortgage-Backed Securities Fund	4.36
Short Duration Bond Fund	22.55
Treasury & Agency Fund	73.79

FEBRUARY 28, 2013	J.P. MORGAN INCOME FUNDS	341

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

¡Social Security number and account balances

¡transaction history and account transactions

¡checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

¡open an account or provide contact information

¡give us your account information or pay us by check

¡make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

¡sharing for affiliates’ everyday business purposes – information about your creditworthiness

¡affiliates from using your information to market to you

¡sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ¡J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ¡J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Funds’ website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2013. All rights reserved. February 2013.	AN-INC2-213

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

The audit committee financial expert is Mitchell Merin. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES
2013 – $871,500
2012 – $802,500

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES
2013 – $245,080
2012 – $255,580

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES
2013 – $175,250
2012 – $170,900

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended February 29, 2012 and February 28, 2011, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation
S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES
2013 – Not applicable
2012 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2013 – 0.0%
2012 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

None.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2012 – $32.0 million
2011 – $34.0 million*
*	Certain fees for 2011 have been reclassified between Audit and Non Audit to conform with the 2012 presentation.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust II

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 6, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Patricia A. Maleski
Patricia A. Maleski
President and Principal Executive Officer
May 6, 2013

By:	/s/ Joy C. Dowd
Joy C. Dowd
Treasurer and Principal Financial Officer
May 6, 2013